UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21114

ProShares Trust
(Exact name of registrant as specified in charter)

7501 Wisconsin Avenue, East Tower, 10th Floor Bethesda, MD			20814
(Address of principal executive offices)			(Zip code)

ProShare Advisors LLC 7501 Wisconsin Avenue, East Tower, 10th Floor Bethesda, MD 20814
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(240) 497-6400

Date of fiscal year end:	May 31

Date of reporting period:	May 31, 2017

Item 1. Reports To Stockholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

ANNUAL REPORT

MAY 31, 2017

Dividend Growers

NOBL  S&P 500 Dividend Aristocrats ETF

REGL  S&P MidCap 400 Dividend Aristocrats ETF

SMDV  Russell 2000 Dividend Growers ETF

EFAD  MSCI EAFE Dividend Growers ETF

EUDV  MSCI Europe Dividend Growers ETF

EMDV  MSCI Emerging Markets Dividend Growers ETF

Alternative Solutions

ALTS  Morningstar Alternatives Solution ETF

Specialty Equity

TOLZ  DJ Brookfield Global Infrastructure ETF

PEX  Global Listed Private Equity ETF

CSM  Large Cap Core Plus

S&P 500 Ex-Sector

SPXE  S&P 500® Ex-Energy ETF

SPXN  S&P 500® Ex-Financials ETF

SPXV  S&P 500® Ex-Health Care ETF

SPXT  S&P 500® Ex-Technology ETF

Currency Hedged

HGEU  Hedged FTSE Europe ETF

HGJP  Hedged FTSE Japan ETF

Interest Rate Hedged Bond

HYHG  High Yield–Interest Rate Hedged

IGHG  Investment Grade–Interest Rate Hedged

Global Fixed Income

EMSH  Short Term USD Emerging Markets Bond ETF

COBO  USD Covered Bond

GGOV  German Sovereign/Sub-Sovereign ETF

Hedge Strategies

HDG  Hedge Replication ETF

FUT  Managed Futures Strategy ETF

MRGR  Merger ETF

RALS  RAFI® Long/Short

K-1 Free Oil

OILK  K-1 Free Crude Oil Strategy ETF

Inflation

RINF  Inflation Expectations ETF

Credit

WYDE  CDS Short North American HY Credit ETF

PROSHARES TRUST  Distributor: SEI Investments Distribution Co.

TABLE OF CONTENTS

I	Shareholder Letter
II	Management Discussion of Fund Performance
XXXIII	Expense Examples
1	Schedule of Portfolio Investments
2	Dividend Growers
16	Alternative Solutions
17	Specialty Equity
26	S&P 500 Ex-Sector
38	Currency Hedged
45	Interest Rate Hedged Bond
57	Global Fixed Income
62	Hedge Strategies
75	K-1 Free Oil
76	Inflation
78	Credit
79	Statements of Assets and Liabilities
85	Statements of Operations
91	Statements of Changes in Net Assets
102	Financial Highlights
114	Notes to Financial Statements
140	Report of Independent Registered Public Accounting Firm
141	Federal Tax Information
142	Proxy Voting & Quarterly Portfolio Holdings Information
143	Trustees and Executive Officers of ProShares Trust

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DEAR SHAREHOLDER:

I am pleased to present the ProShares Trust Annual Report for the twelve months ended May 31, 2017.

Equity Markets Strong across the Board

It was a strong period for U.S. equities, though not without its challenges. Stocks reeled and rapidly recovered from the Brexit vote in June 2016. Markets also endured a tumultuous and uncertain U.S. election season during the second half of the year. But President Trump's victory in November kicked off what would become a broad-based equity rally that remained in effect the rest of the period. Large-, mid- and small-cap stocks all turned in solid results. The S&P 500® and the Dow® were up 17.5% and 21.2%, respectively, while the S&P MidCap 400® gained 17.2% and the Russell 2000® Index rose 20.3%. The U.S. economy expanded during the first quarter of 2017, with real GDP increasing at an annual rate of 1.2%. This was down from fourth quarter 2016 results, however, which saw GDP increase by 2.1%.

Nine of 10 Dow Jones U.S. Industry Indices gained during the twelve-month period. Technology, industrials and financials were in the lead, up 35.4%, 21.5% and 18.5%, respectively. Health care and telecommunications were the laggards, returning 9.3% and 1.6%. Oil & Gas was the sole loser, declining 1.7% during the period.

Stocks outside the United States turned in firmly positive results. The MSCI EAFE Index, which tracks developed markets outside North America, rose 16.4%, boosted by a strong 17% return in European equities, as measured by the MSCI Europe Index. Strong earnings momentum helped drive returns in Japan, and low valuations and relatively stable commodity prices contributed to a renewed appeal in emerging markets. Japan was up 15%, as measured by the MSCI Japan Index. Emerging markets, which shook off a sharp decline after the U.S. presidential election, returned a remarkable 27.4% for the period, according to the MSCI Emerging Markets Index.

Despite its relative strength in November and December, the U.S. dollar ended the period down 0.30%, as measured by Bloomberg Dollar Spot Index.

Bond Markets Mixed

The Fed hiked its Fed Funds overnight lending rate in both December and March. Corporate credit, particularly the high-yield bond market, rose during the 12-month period. Treasurys declined amid positive economic sentiment and factors supporting a firmer outlook for inflation. The Markit iBoxx $ Liquid Investment Grade Index was up 4.2%. High-yield bonds benefitted from strong equity market tailwinds, rising 12%, as measured by the Markit iBoxx $ Liquid High Yield Index. Longer-dated Treasurys suffered more than those of shorter duration, with the Ryan Labs Treasury 30 Year and 10 Year Indexes down 2.8% and 1.8%, respectively. The Barclays U.S. Aggregate Bond Index rose 1.6%.

ProShares Lineup Continues to Expand

At the forefront of the ETF revolution since 2006, ProShares celebrated its 10th anniversary this year. ProShares offers one of the largest lineups of ETFs, with more than $27 billion in assets, and is the leader in strategies such as dividend growth, alternative and geared (leveraged and inverse). Assets in our Dividend Growers suite grew substantially over the last twelve months, ending the period at just under $4 billion. And with interest rates on the move, there was significant interest in our Interest Rate Hedge Bond suite, which more than doubled in assets under management. ProShares also launched the only K-1 free U.S. crude oil ETF, which allows investors to avoid the complicated tax reporting of most other crude oil funds.

Thank you for investing in ProShares. We appreciate your continued trust and confidence.

Sincerely,

Michael L. Sapir

Chairman of the Board of Trustees

PROSHARES.COM :: I

MANAGEMENT DISCUSSION
OF FUND PERFORMANCE

II :: MAY 31, 2017 :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

Investment Strategies and Techniques — Strategic Funds:

Twenty-seven (27) ProShares Strategic exchange-traded funds ("ETFs") were in existence for the entire period covered by this annual report. One (1) Strategic ETF was launched during this period (each ProShares Strategic ETF, a "Fund" and, collectively, the "Funds").

Certain Funds are designed to match, before fees and expenses, the performance of an underlying index1 both on a single day and over time (each a "Matching Fund" and, collectively, the "Matching Funds").2 Certain other Funds are actively managed and are designed to meet a specified investment objective (each an "Active Fund" and, collectively, the "Active Funds").3

ProShare Advisors LLC ("PSA"), the Funds' investment adviser, uses a passive approach in seeking to achieve the investment objective of each Matching Fund. Using this approach, PSA determines the type, quantity and mix of investment positions that a Fund should hold to track the performance of its index.

When managing the Matching Funds, PSA does not invest the assets of the Funds in securities or financial instruments based on its view of the investment merit of a particular security, instrument, or company. In addition, PSA does not conduct conventional investment research or analysis; forecast market movements, trends or market conditions; or take defensive positions in managing assets of the Funds. When managing the Active Funds, PSA uses its discretion to invest the assets of each Fund in the manner it believes is best suited to meet the Fund's investment objective.

The Funds, other than the ProShares Morningstar Alternatives Solution ETF (ALTS), ProShares DJ Brookfield Global Infrastructure ETF (TOLZ), ProShares Global Listed Private Equity ETF (PEX), ProShares S&P 500 Dividend Aristocrats ETF (NOBL), ProShares S&P MidCap 400 Dividend Aristocrats ETF (REGL), ProShares Russell 2000 Dividend Growers ETF (SMDV), ProShares MSCI EAFE Dividend Growers ETF (EFAD), ProShares USD Covered Bond (COBO), ProShares Short Term USD Emerging Markets Bond ETF (EMSH), ProShares MSCI Europe Dividend Growers ETF (EUDV), ProShares MSCI Emerging Markets Dividend Growers ETF (EMDV), ProShares S&P 500 Ex-Energy ETF (SPXE), ProShares S&P 500 Ex-Financials ETF (SPXN), ProShares S&P 500 Ex-Health Care ETF (SPXV), and ProShares S&P 500 Ex-Technology ETF (SPXT), make significant use of investment techniques that may be considered aggressive, including the use of swap agreements, credit default swaps, futures contracts, forward contracts, and similar instruments (collectively, "derivatives"). Funds using these techniques are exposed to risks different from, or possibly greater than, the risks associated with investing directly in securities, including one or more of the following: counterparty risk (i.e., the risk that a counterparty is unable or unwilling to make timely payments) on the amount the Fund expects to receive from a derivatives counterparty, liquidity risk (i.e., the ability of a Fund to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of PSA), and with respect to the Matching Funds increased correlation risk (i.e., the Fund's ability to achieve a high degree of correlation with its index). If a counterparty becomes bankrupt, or fails to perform its obligations, the value of an investment in the Fund may decline. With respect to swaps and forward contracts, the Funds seek to mitigate these risks by generally requiring derivatives counterparties to post collateral for the benefit of each Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owes the Fund, subject to certain minimum thresholds. The Funds primarily enter into derivatives with counterparties that are major global financial institutions. Any costs associated with using derivatives will have the effect of lowering the Fund's return. Although ProShares Morningstar Alternatives Solution ETF (ALTS) seeks to achieve its investment objective by investing primarily in underlying ProShares ETFs and does not directly invest in derivatives, certain of its underlying ProShares ETFs may obtain investment exposure through derivatives which in turn subjects ALTS to the risks associated with the use of derivatives.

Factors that Materially Affected the Performance of Each Fund during the Year Ended May 31, 20174:

Primary factors affecting Fund performance, before fees and expenses, include the following: the total return of the securities and derivatives (if any) held by the Fund, including the performance of the reference assets to which any derivatives are linked, financing rates paid or earned by the Fund associated with cash and, in certain cases, derivative positions; stock dividends, premiums and bond yields paid or earned by the Fund (including those included in the total return of derivatives contracts); the types of derivative contracts (if any) used by the Fund and their correlation to the relevant index or asset fees, expenses, and transaction costs; and other miscellaneous factors.

•  Index Performance: The performance of each Matching Fund's index and, in turn, the factors and market conditions affecting that index are principal factors driving Fund performance.5

•  Active Management: The ability of PSA to successfully select investments and make investment decisions that are suited to achieving the Active Funds' investment objectives.

1  The term "index" as used herein includes the Merrill Lynch Factor Model-Exchange Series benchmark.

2  As of May 31, 2017, the Matching Funds are: ProShares Morningstar Alternatives Solution ETF (ALTS); ProShares DJ Brookfield Global Infrastructure ETF (TOLZ); ProShares Global Listed Private Equity ETF (PEX); ProShares Large Cap Core Plus (CSM); ProShares S&P 500 Dividend Aristocrats ETF (NOBL); ProShares S&P MidCap 400 Dividend Aristocrats ETF (REGL); ProShares Russell 2000 Dividend Growers ETF (SMDV); ProShares MSCI EAFE Dividend Growers ETF (EFAD); ProShares High Yield-Interest Rate Hedged (HYHG); ProShares Investment Grade-Interest Rate Hedged (IGHG); ProShares USD Covered Bond (COBO); ProShares German Sovereign/Sub-Sovereign ETF (GGOV); ProShares Short Term USD Emerging Markets Bond ETF (EMSH); ProShares Hedge Replication ETF (HDG); ProShares Merger ETF (MRGR); ProShares RAFITM Long/Short (RALS); ProShares S&P 500 Ex-Energy ETF (SPXE); ProShares S&P 500 Ex-Financials ETF (SPXN); ProShares S&P 500 Ex-Technology ETF (SPXT); ProShares S&P 500 Ex-Health Care ETF (SPXV); ProShares MSCI Emerging Markets Dividend Growers ETF (EMDV); ProShares MSCI Europe Dividend Growers ETF (EUDV); ProShares Inflation Expectations ETF (RINF); ProShares Hedged FTSE Europe ETF (HGEU) and Hedged FTSE Japan ETF (HGJP).

3  As of May 31, 2017, the Active Funds are ProShares CDS Short North American HY Credit ETF (WYDE); ProShares K-1 Free Crude Oil Strategy ETF (OILK); and ProShares Managed Futures Strategy ETF (FUT).

4  Past performance is not a guarantee of future results.

5  Unlike the Matching Funds, indexes do not actually hold a portfolio of securities and/or financial instruments. Indexes do not incur fees, expenses and transaction costs. Fees, expenses and transaction costs incurred by the Matching Funds negatively impact the performance of the Funds relative to their index. Performance of each Matching Fund will generally differ from the performance of the Fund's index.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: MAY 31, 2017 :: III

•  Financing Rates Associated with Derivatives: The performance of Funds that use derivatives was impacted by the related financing costs. Instruments such as futures carry implied financing costs. Forward and swap financing rates are negotiated between the Funds and their counterparties, and are typically set at the one-week/one-month London Interbank Offered Rate ("LIBOR") plus or minus a negotiated spread. The one-week LIBOR appreciated from 0.41% to 0.95% during the fiscal year. The one-month LIBOR also increased during the fiscal year from 0.47% to 1.06%. Each Fund with long exposure via derivatives was generally negatively affected by financing rates. Conversely, most Funds with short derivative exposure generally benefited from financing rates. However, in low interest rate environments, LIBOR adjusted by the spread may actually result in a Fund with short exposure also being negatively affected by financing rates.

•  Stock Dividends and Bond Yields: The performance of Funds that provide long exposure was positively impacted by capturing the dividend, premium or income yield of the underlying assets to which they have exposure. The performance of Funds was negatively impacted by virtue of effectively having to pay out the dividend, premium or income yield (or a multiple thereof, as applicable) associated with the assets to which they have short exposure.

•  Fees, Expenses, and Transaction Costs: Fees and expenses are listed in the financial statements of each Fund and, with the exception of certain of the Matching and Active Funds, may generally be higher and thus have a more negative impact on performance than compared to many traditional index-based funds. Transaction costs are not reflected in the Funds' expense ratio. Transaction costs are generally higher for Funds whose indexes are more volatile, that invest in foreign securities, and for Funds that hold or have exposure to assets that are comparatively less liquid than other Funds.

•  Miscellaneous factors: Each Fund holds a mix of securities and/or derivatives that is designed to provide returns that seeks to achieve its investment objective. Certain Matching Funds may obtain exposure to only a representative sample of the securities of their index and may not have investment exposure to all securities of the index or may have weightings that are different from that of its index. Certain Matching Funds may also obtain exposure to securities not contained in the relevant index or in financial instruments.

In addition, certain Matching Funds invested in swap agreements that were based on ETFs that are designed to track the performance of the Fund's index rather than swap agreements that were based on the Fund's index. Because the closing price of an ETF may not perfectly track the performance of its index, there are deviations between the return of a swap whose reference asset is an ETF and the return of a swap based directly on the Fund's index. Thus, the performance of a Fund investing significantly in swap agreements based on an ETF may correlate less with its index than a Fund investing in swap agreements based directly on the Fund's index.

IV :: MAY 31, 2017 :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

DIVIDEND GROWERS PROSHARES

ProShares S&P 500 Dividend Aristocrats ETF (the "Fund") seeks investment results, before fees and expenses, that track the performance of the S&P 500® Dividend Aristocrats® Index (the "Index"). For the year ended May 31, 2017, the Fund had a total return of 10.41%1. For the same period, the Index had a total return of 10.81%2 and a volatility of 9.38%. For the period, the Fund had an average daily volume of 341,030 shares.

The Fund takes positions in equity securities that should track the performance of the Index. The Index, constructed and maintained by S&P Dow Jones Indices LLC, targets companies that are currently members of the S&P 500®, have increased dividend payments each year for at least 25 years, and meet certain market capitalization and liquidity requirements. The Index contains a minimum of 40 stocks, which are equally weighted, and no single sector is allowed to comprise more than 30% of the Index's weight.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in ProShares S&P 500 Aristocrats ETF from October 9, 2013 to May 31, 2017, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/17

	One Year	Since Inception (10/9/13)
ProShares S&P 500 Dividend Aristocrats ETF	10.41%	12.45%
S&P 500 Dividend Aristocrats Index	10.81%	12.89%

Expense Ratios**

Fund	Gross	Net
ProShares S&P 500 Dividend Aristocrats ETF	0.35%	0.35%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2016. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/17

Market Exposure

Investment Type	% of Net Assets
Equity Securities	100%
Total Exposure	100%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
CR Bard, Inc.	2.3%
McDonald's Corp.	2.2%
Brown-Forman Corp., Class B	2.2%
S&P Global, Inc.	2.1%
General Dynamics Corp.	2.1%

S&P 500 Dividend Aristocrats
Index – Composition

% of Index
Consumer Staples	25.5%
Industrials	17.7%
Health Care	14.3%
Consumer Discretionary	11.6%
Financials	9.8%
Materials	9.8%
Energy	3.8%
Utilities	2.0%
Information Technology	1.9%
Telecommunication Services	1.9%
Real Estate	1.7%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value ("NAV") will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability of investors to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees, are not reflected in the Index calculation. It is not possible to invest directly in the Index.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: S&P 500 DIVIDEND ARISTOCRATS ETF NOBL :: V

ProShares S&P MidCap 400 Dividend Aristocrats ETF (the "Fund") seeks investment results, before fees and expenses, that track the performance of the S&P MidCap 400® Dividend Aristocrats Index (the "Index"). For the year ended May 31, 2017, the Fund had a total return of 15.36%1. For the same period, the Index had a total return of 15.79%2 and a volatility of 11.79%. For the period, the Fund had an average daily volume of 65,049 shares.

The Fund takes positions in equity securities that should have similar return characteristics as the Index. The Index, constructed and maintained by S&P Dow Jones Indices LLC, targets companies that are currently members of the S&P MidCap 400® Index, have increased dividend payments each year for at least 15 years, and meet certain market capitalization and liquidity requirements. The Index contains all companies meeting these requirements with a minimum of 40 stocks which are equally weighted. No single sector is allowed to comprise more than 30% of the Index's weight.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in S&P MidCap 400 Dividend Aristocrats ETF from February 3, 2015 to May 31, 2017, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/17

	One Year	Since Inception (2/3/15)
ProShares S&P MidCap 400 Dividend Aristocrats ETF	15.36%	12.96%
S&P MidCap 400 Dividend Aristocrats Index	15.79%	13.33%

Expense Ratios**

Fund	Gross	Net
ProShares S&P MidCap 400 Dividend Aristocrats ETF	0.40%	0.40%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2016. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/17

Market Exposure

Investment Type	% of Net Assets
Equity Securities	100%
Total Exposure	100%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
West Pharmaceutical Services, Inc.	2.6%
MSA Safety, Inc.	2.5%
Graco, Inc.	2.5%
AptarGroup, Inc.	2.4%
Eaton Vance Corp.	2.4%

S&P MidCap 400 Dividend Aristocrats
Index – Composition

% of Index
Financials	29.9%
Utilities	20.5%
Industrials	17.4%
Materials	12.5%
Consumer Discretionary	4.0%
Consumer Staples	3.8%
Health Care	3.7%
Information Technology	3.7%
Real Estate	3.3%
Telecommunication Services	1.2%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value ("NAV") will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability of investors to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees, are not reflected in the Index calculation. It is not possible to invest directly in the Index.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

VI :: REGL S&P MIDCAP 400 DIVIDEND ARISTOCRATS ETF :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares Russell 2000 Dividend Growers ETF (the "Fund") seeks investment results, before fees and expenses, that track the performance of the Russell 2000 Dividend Growth Index (the "Index"). For the year ended May 31, 2017, the Fund had a total return of 20.75%1. For the same period, the Index had a total return of 21.30%2 and a volatility of 12.58%. For the period, the Fund had an average daily volume of 71,481 shares.

The Fund takes positions in equity securities that should have similar return characteristics as the Index. The Index, constructed and maintained by Russell Investments, targets companies that are currently members of the Russell 2000 Index, have increased dividend payments each year for at least 10 consecutive years and meet certain market capitalization and liquidity requirements. The Index contains a minimum of 40 stocks, which are equally weighted. No single sector is allowed to comprise more than 30% of the Index's weight.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in ProShares Russell 2000 Dividend Growers ETF from February 3, 2015 to May 31, 2017, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/17

	One Year	Since Inception (2/3/15)
ProShares Russell 2000 Dividend Growers ETF	20.75%	14.96%
Russell 2000 Dividend Growth Index	21.30%	15.45%

Expense Ratios**

Fund	Gross	Net
ProShares Russell 2000 Dividend Growers ETF	0.40%	0.40%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2016. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/17

Market Exposure

Investment Type	% of Net Assets
Equity Securities	100%
Total Exposure	100%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
Aaron's, Inc.	2.2%
Universal Health Realty Income Trust	2.0%
Atrion Corp.	2.0%
MSA Safety, Inc.	2.0%
Calavo Growers, Inc.	2.0%

Russell 2000 Dividend Growth
Index – Composition

% of Index
Utilities	29.2%
Industrials	15.8%
Financials	14.9%
Consumer Staples	11.9%
Materials	6.9%
Real Estate	5.5%
Consumer Discretionary	5.4%
Health Care	5.3%
Information Technology	3.5%
Telecommunication Services	1.6%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value ("NAV") will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability of investors to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees, are not reflected in the Index calculation. It is not possible to invest directly in the Index.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: RUSSELL 2000 DIVIDEND GROWERS ETF SMDV :: VII

ProShares MSCI EAFE Dividend Growers ETF (the "Fund") seeks investment results, before fees and expenses, that track the performance of the MSCI EAFE Dividend Masters Index (the "Index"). For the year ended May 31, 2017, the Fund had a total return of 6.38%1. For the same period, the Index had a total return of 6.82%2 and a volatility of 14.96%. For the period, the Fund had an average daily volume of 18,781 shares.

The Fund takes positions in equity securities that should have similar return characteristics as the Index. The Index, constructed and maintained by MSCI, targets companies that are currently members of the MSCI EAFE Index and have increased dividend payments each year for at least 10 years. The Index contains a minimum of 40 stocks, which are equally weighted. Generally, no single sector is allowed to comprise more than 30% of the Index's weight, and no single country is allowed to comprise more than 50% of the Index's weight.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares MSCI EAFE Dividend Growers ETF from August 19, 2014 to May 31, 2017, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/17

	One Year	Since Inception (8/19/14)
ProShares MSCI EAFE Dividend Growers ETF	6.38%	-0.76%
MSCI EAFE Dividend Masters Index	6.82%	-0.22%

Expense Ratios**

Fund	Gross	Net
ProShares MSCI EAFE Dividend Growers ETF	0.50%	0.50%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2016. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/17

Market Exposure

Investment Type	% of Net Assets
Equity Securities	100%
Total Exposure	100%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
Sysmex Corp.	1.8%
Chocoladefabriken Lindt & Spruengli AG (Registered)	1.8%
Link REIT	1.8%
SES SA	1.8%
Fresenius Medical Care AG & Co. KGaA	1.8%

MSCI EAFE Dividend Masters
Index – Composition

% of Index
Health Care	21.4%
Consumer Staples	17.4%
Industrials	16.6%
Consumer Discretionary	15.4%
Financials	8.3%
Utilities	6.7%
Materials	5.5%
Real Estate	3.6%
Energy	3.2%
Telecommunication Services	1.9%

MSCI EAFE Dividend Masters
Index – Country

% of Index
United Kingdom	36.9%
Japan	11.0%
Switzerland	10.3%
France	9.2%
Others	8.0%
Spain	5.6%
Denmark	5.5%
Germany	3.6%
Hong Kong	3.4%
Ireland	3.4%
Australia	3.1%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value ("NAV") will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability of investors to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees, are not reflected in the Index calculation. It is not possible to invest directly in the Index.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

VIII :: EFAD MSCI EAFE DIVIDEND GROWERS ETF :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares MSCI Europe Dividend Growers ETF (the "Fund) seeks investment results, before fees and expenses, that track the performance of the MSCI Europe Dividend Masters Index (the "Index"). For the year ended May 31, 2017, the Fund had a total return of 8.13%1. For the same period, the Index had a total return of 8.78%2 and a volatility of 17.16%. For the period, the Fund had an average daily volume of 3,065 shares.

The Fund takes positions in equity securities that should have similar return characteristics as the Index. The Index, constructed and maintained by MSCI, targets companies that are currently members of the MSCI Europe Index and have increased dividend payments each year for at least 10 years. The Index contains a minimum of 25 stocks, which are equally weighted. Generally, no single sector is allowed to comprise more than 30% of the Index's weight, and no single country is allowed to comprise more than 50% of the Index's weight.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares MSCI Europe Dividend Growers ETF from September 9, 2015 to May 31, 2017, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/17

	One Year	Since Inception (9/9/15)
ProShares MSCI Europe Dividend Growers ETF	8.13%	3.28%
MSCI Europe Dividend Masters Index	8.78%	3.88%

Expense Ratios**

Fund	Gross	Net
ProShares MSCI Europe Dividend Growers ETF	0.55%	0.55%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2016. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/17

Market Exposure

Investment Type	% of Net Assets
Equity Securities	100%
Total Exposure	100%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
Chocoladefabriken Lindt & Spruengli AG (Registered)	2.4%
SES SA	2.3%
Coloplast A/S, Class B	2.3%
Fresenius Medical Care AG & Co. KGaA	2.3%
SEB SA	2.3%

MSCI Europe Dividend Masters
Index – Composition

% of Index
Industrials	20.9%
Health Care	19.6%
Consumer Staples	17.8%
Consumer Discretionary	15.2%
Financials	8.6%
Materials	6.9%
Utilities	4.3%
Energy	4.2%
Telecommunication Services	2.5%

MSCI Europe Dividend Masters
Index – Country

% of Index
United Kingdom	46.4%
Switzerland	13.0%
France	11.6%
Spain	7.1%
Denmark	6.9%
Germany	4.6%
Ireland	4.3%
Belgium	2.2%
Netherlands	2.0%
Norway	1.9%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value ("NAV") will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability of investors to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees, are not reflected in the Index calculation. It is not possible to invest directly in the Index.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: MSCI EUROPE DIVIDEND GROWERS ETF EUDV :: IX

ProShares MSCI Emerging Markets Dividend Growers ETF (the "Fund) seeks investment results, before fees and expenses, that track the performance of the MSCI Emerging Markets Dividend Masters Index (the "Index"). For the year ended May 31, 2017, the Fund had a total return of 17.74%1. For the same period, the Index had a total return of 18.83%2 and a volatility of 13.44%. For the period, the Fund had an average daily volume of 2,053 shares.

The Fund takes positions in equity securities that should have similar return characteristics as the Index. The Index, constructed and maintained by MSCI, targets companies that are currently members of the MSCI Emerging Markets Index and have increased dividend payments each year for at least 7 years. The Index contains a minimum of 40 stocks, which are equally weighted. Generally, no single sector is allowed to comprise more than 30% of the Index's weight, and no single country is allowed to comprise more than 50% of the Index's weight.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in ProShares MSCI Emerging Markets Dividend Growers ETF from January 25, 2016 to May 31, 2017, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/17

	One Year		Since Inception (1/25/16)
ProShares MSCI Emerging Markets Dividend Growers ETF	17.74	%**	24.49%
MSCI Emerging Markets Dividend Masters Index	18.83%		25.53%

Expense Ratios***

Fund	Gross	Net
ProShares MSCI Emerging Dividend Growers ETF	0.60%	0.60%

**The Fund's Average Annual Total Returns are based on net asset values calculated for shareholder transactions which are not reflective of adjustments required pursuant to Generally Accepted Accounting Principles (GAAP). Accordingly, differences may exist between this data and similar information reported in the financial statements.

***Reflects the expense ratio as reported in the Prospectus dated October 1, 2016. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/17

Market Exposure

Investment Type	% of Net Assets
Equity Securities	100%
Total Exposure	100%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
ITC Ltd.	1.6%
LIC Housing Finance Ltd.	1.6%
China Vanke Co. Ltd., Class H	1.6%
Bidvest Group Ltd. (The)	1.6%
Shoprite Holdings Ltd.	1.6%

MSCI Emerging Markets Dividend
Masters Index – Composition

% of Index
Financials	27.9%
Consumer Discretionary	13.3%
Consumer Staples	12.9%
Information Technology	10.5%
Industrials	9.4%
Real Estate	7.4%
Energy	6.8%
Materials	4.9%
Utilities	4.2%
Health Care	2.7%

MSCI Emerging Markets Dividend
Masters Index – Country

% of Index
India	20.3%
South Africa	18.0%
China	17.7%
Korea	11.5%
Taiwan	7.1%
Others	5.5%
Mexico	5.0%
Indonesia	4.9%
Colombia	4.6%
Philippines	3.0%
Russia	2.4%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value ("NAV") will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability of investors to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees, are not reflected in the Index calculation. It is not possible to invest directly in the Index.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

X :: EMDV MSCI EMERGING MARKETS DIVIDEND GROWERS ETF :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ALTERNATIVE SOLUTIONS PROSHARES

ProShares Morningstar Alternatives Solution ETF (the "Fund") seeks investment results, before fees and expenses, that track the performance of the Morningstar® Diversified Alternatives IndexSM (the "Index"). For the year ended May 31, 2017, the Fund had a total return of 3.51%1. For the same period, the Index had a total return of 3.76%2 and a volatility of 4.47%. For the period, the Fund had an average daily volume of 4,354 shares.

The Fund takes positions in exchange-traded funds ("ETFs") that should have similar return characteristics as the Index. The Index is designed to provide diversified exposure to alternative asset classes in order to enhance risk adjusted portfolio returns when combined with a range of traditional investments. It allocates its assets among a comprehensive set of alternative ETFs, each of which is a ProShares ETF, that employ alternative and non-traditional strategies such as long/short, market neutral, managed futures, hedge fund replication, private equity, infrastructure or inflation-related investments.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Morningstar Alternatives Solution ETF from October 8, 2014 to May 31, 2017, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/17

	One Year	Since Inception (10/8/14)
ProShares Morningstar Alternatives Solution ETF	3.51%	0.66%
Morningstar Diversified Alternatives Index	3.76%	0.87%

Expense Ratios**

Fund	Gross	Net
ProShares Morningstar Alternatives Solution ETF	1.44%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2016. Contractual fee waivers are in effect through September 30, 2017.See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/17

Market Exposure

Investment Type	% of Net Assets
Exchange Traded Funds	100%
Total Exposure	100%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
ProShares Hedge Replication ETF	22.3%
ProShares Inflation Expectations ETF	17.2%
ProShares Managed Futures Strategy ETF	16.7%
ProShares RAFI Long/Short	15.4%
ProShares Global Listed Private Equity ETF	13.8%

Morningstar Diversified Alternatives
Index – Composition

Strategy	% of Index
Hedge Fund Replication	22.3%
Inflation	17.2%
Managed Futures	16.7%
Market Neutral	15.4%
Private Equity	13.8%
Long/Short	10.1%
Infrastructure	4.5%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value ("NAV") will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability of investors to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees, are not reflected in the Index calculation. It is not possible to invest directly in the Index.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: MORNINGSTAR ALTERNATIVES SOLUTION ETF ALTS :: XI

SPECIALTY EQUITY PROSHARES

ProShares DJ Brookfield Global Infrastructure ETF (the "Fund") seeks investment results, before fees and expenses, that track the performance of the Dow Jones Brookfield Global Infrastructure Composite Index (the "Index"). For the year ended May 31, 2017, the Fund had a total return of 13.19%1. For the same period, the Index had a total return of 12.75%2 and a volatility of 11.14%. For the period, the Fund had an average daily volume of 8,404 shares.

The Fund takes positions in securities that should have similar return characteristics as the Index. The Index, constructed and maintained by S&P Dow Jones Indices LLC, consists of companies domiciled globally that qualify as "pure-play" infrastructure companies — companies whose primary business is the ownership and operation of infrastructure assets, activities that generally generate long-term stable cash flows.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares DJ Brookfield Global Infrastructure ETF from March 25, 2014 to May 31, 2017, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/17

	One Year	Since Inception (3/25/14)
ProShares DJ Brookfield Global Infrastructure ETF	13.19%	5.57%
Dow Jones Brookfield Global Infrastructure Composite Index	12.75%	5.26%

Expense Ratios**

Fund	Gross	Net
ProShares DJ Brookfield Global Infrastructure ETF	0.46%	0.46%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2016. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/17

Market Exposure

Investment Type	% of Net Assets
Equity Securities	84%
Master Limited Partnerships	14%
Closed End Funds	1%
Total Exposure	99%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
Enbridge, Inc.	5.6%
National Grid plc	5.2%
American Tower Corp.	4.7%
Vinci SA	4.6%
TransCanada Corp.	3.6%

Dow Jones Brookfield Global Infrastructure
Composite Index – Composition

% of Index
Energy	35.6%
Utilities	34.9%
Industrials	17.6%
Real Estate	9.3%
Consumer Discretionary	1.4%
Telecommunication Services	0.6%
Others	0.6%

Dow Jones Brookfield Global Infrastructure
Composite Index – Country

% of Index
United States	48.2%
Canada	14.5%
United Kingdom	7.9%
France	6.2%
Spain	5.8%
Others	4.1%
Australia	4.0%
Italy	3.8%
China	2.0%
Hong Kong	1.9%
Japan	1.6%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value ("NAV") will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability of investors to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees, are not reflected in the Index calculation. It is not possible to invest directly in the Index.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

XII :: TOLZ DJ BROOKFIELD GLOBAL INFRASTRUCTURE ETF :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares Global Listed Private Equity ETF (the "Fund") seeks investment results, before fees and expenses, that track the performance of the LPX Direct Listed Private Equity Index (the "Index"). For the year ended May 31, 2017, the Fund had a total return of 18.83%1. For the same period, the Index had a total return of 18.42%2 and a volatility of 13.65%. For the period, the Fund had an average daily volume of 2,919 shares.

The Fund takes positions in securities that should have similar return characteristics as the Index. The Index, published by LPX GmbH ("LPX"), consists of up to 30 qualifying listed private equity companies. A listed private equity company is an eligible candidate for the Index if its direct private equity investments, as well as cash and cash equivalent positions and post-Initial Public Offering listed investments, represent more than 80% of the total assets of the company.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Global Listed Private Equity ETF from February 26, 2013 to May 31, 2017, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/17

	One Year	Since Inception (2/26/13)
ProShares Global Listed Private Equity ETF	18.83%	9.82%
LPX Direct Listed Private Equity Index	18.42%	10.34%

Expense Ratios**

Fund	Gross	Net
ProShares Global Listed Private Equity ETF	3.91%	2.89%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2016. Contractual fee waivers are in effect through September 30, 2017. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/17

Market Exposure

Investment Type	% of Net Assets
Equity Securities	93%
Closed End Funds	5%
Master Limited Partnerships	1%
Total Exposure	99%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
3i Group plc	11.0%
Onex Corp.	9.6%
Ares Capital Corp.	9.1%
Wendel SA	7.7%
Eurazeo SA	7.2%

LPX Direct Listed Private Equity
Index – Country

% of Index
North America	48.1%
Europe	26.9%
United Kingdom	21.6%
Others	3.4%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value ("NAV") will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability of investors to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees, are not reflected in the Index calculation. It is not possible to invest directly in the Index.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: GLOBAL LISTED PRIVATE EQUITY ETF PEX :: XIII

ProShares Large Cap Core Plus (the "Fund") seeks investment results, before fees and expenses, that track the performance of the Credit Suisse 130/30 Large Cap Index (the "Index"). For the year ended May 31, 2017, the Fund had a total return of 18.04%1. For the same period, the Index had a total return of 18.65%2 and a volatility of 9.86%. For the period, the Fund had an average daily volume of 43,311 shares.

The Fund takes positions in securities and/or derivatives that, in combination, should track the performance of the Index. The Index is designed to replicate an investment strategy that establishes either long or short positions in the stocks of 500 leading large-cap U.S. companies by applying a rules-based ranking and weighting methodology. The Index intends to provide a representation of a quantitatively constructed 130/30 U.S. large cap equity strategy. This results in the Index having total long exposure of 130% and total short exposure of 30% at each monthly reconstitution date.

During the year ended May 31, 2017, the Fund invested in swap agreements as a substitute for investing directly in or taking short positions in the securities of the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively impacted by financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in ProShares Large Cap Core Plus from July 13, 2009 to May 31, 2017, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/17

	One Year	Five Years	Since Inception (7/13/09)
ProShares Large Cap Core Plus	18.04%	16.48%	16.15%
Credit Suisse 130/30 Large Cap Index	18.65%	17.21%	17.08%

Expense Ratios**

Fund	Gross	Net
ProShares Large Cap Core Plus	0.45%	0.45%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2016. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/17

Market Exposure

Investment Type	% of Net Assets
Equity Securities	95%
Swap Agreements (Long)	35%
Swap Agreements (Short)	(30%)
Net Exposure	100%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
Apple, Inc.	2.6%
Microsoft Corp.	1.6%
Facebook, Inc., Class A	1.5%
Alphabet, Inc., Class A	1.1%
Alphabet, Inc., Class C	1.1%

Credit Suisse 130/30 Large Cap
Index – Composition

% of Index
Information Technology	17.3%
Consumer Discretionary	15.4%
Financials	13.6%
Health Care	12.3%
Industrials	11.9%
Consumer Staples	7.4%
Energy	6.6%
Real Estate	5.5%
Utilities	5.2%
Materials	3.5%
Telecommunication Services	1.3%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value ("NAV") will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the lack of ability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

XIV :: CSM LARGE CAP CORE PLUS :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

S&P 500 EX-SECTOR PROSHARES

ProShares S&P 500® Ex-Energy ETF (the "Fund) seeks investment results, before fees and expenses, that track the performance of the S&P 500® Ex- Energy Index (the "Index"). For the year ended May 31, 2017, the Fund had a total return of 18.49%1. For the same period, the Index had a total return of 18.89%2 and a volatility of 9.50%. For the period, the Fund had an average daily volume of 1,216 shares.

The Fund takes positions in equity securities that should have similar return characteristics as the Index. The Index seeks to provide exposure to the companies of the S&P 500® Index (the "S&P 500®") with the exception of those companies included in the Energy Sector. The S&P 500® is a measure of large-cap U.S. stock market performance. It is a float-adjusted, market capitalization-weighted index of 500 U.S. operating companies and real estate investment trusts selected through a process that factors in criteria such as liquidity, price, market capitalization and financial viability.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares S&P 500® Ex-Energy ETF from September 22, 2015 to May 31, 2017, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/17

	One Year	Since Inception (9/22/15)
ProShares S&P 500® Ex-Energy ETF	18.49%	16.51%
S&P 500® Ex-Energy Index	18.89%	16.91%

Expense Ratios**

Fund	Gross	Net
ProShares S&P 500® Ex-Energy ETF	0.27%	0.27%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2016. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/17

Market Exposure

Investment Type	% of Net Assets
Equity Securities	100%
Total Exposure	100%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
Apple, Inc.	4.1%
Microsoft Corp.	2.8%
Amazon.com, Inc.	2.0%
Facebook, Inc., Class A	1.8%
Johnson & Johnson	1.8%

S&P 500 Ex-Energy Index – Composition

% of Index
Information Technology	24.6%
Health Care	14.8%
Financials	14.6%
Consumer Discretionary	13.2%
Industrials	10.8%
Consumer Staples	10.0%
Utilities	3.5%
Real Estate	3.1%
Materials	3.0%
Telecommunication Services	2.4%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value ("NAV") will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability of investors to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees, are not reflected in the Index calculation. It is not possible to invest directly in the Index.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: S&P 500® EX-ENERGY ETF SPXE :: XV

ProShares S&P 500® Ex-Financials ETF (the "Fund) seeks investment results, before fees and expenses, that track the performance of the S&P 500® Ex-Financials and Real Estate Index (the "Index")**. For the year ended May 31, 2017, the Fund had a total return of 16.71%1. For the same period, the Index had a total return of 17.11%2 and a volatility of 9.15%. For the period, the Fund had an average daily volume of 496 shares.

The Fund takes positions in equity securities that should have similar return characteristics as the Index. The Index seeks to provide exposure to the companies of the S&P 500® Index (the "S&P 500®") with the exception of those companies included in the Financials and Real Estate Sectors. The S&P 500® is a measure of large-cap U.S. stock market performance. It is a float-adjusted, market capitalization-weighted index of 500 U.S. operating companies and real estate investment trusts selected through a process that factors in criteria such as liquidity, price, market capitalization and financial viability.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares S&P 500® Ex-Financials ETF from September 22, 2015 to May 31, 2017, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/17

	One Year	Since Inception (9/22/15)
ProShares S&P 500® Ex-Financials ETF	16.71%	15.93%
S&P 500® Ex-Financials and Real Estate Index**	17.11%	16.33%

Expense Ratios***

Fund	Gross	Net
ProShares S&P 500® Ex-Financials ETF	0.27%	0.27%

**On September 16, 2016, the index name changed from the S&P 500® Ex-Financials Index to the S&P 500® Ex-Financials and Real Estate Index.

***Reflects the expense ratio as reported in the Prospectus dated October 1, 2016. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/17

Market Exposure

Investment Type	% of Net Assets
Equity Securities	100%
Total Exposure	100%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
Apple, Inc.	4.6%
Microsoft Corp.	3.1%
Amazon.com, Inc.	2.2%
Facebook, Inc., Class A	2.1%
Johnson & Johnson	2.0%

S&P 500 Ex-Financials and Real Estate
Index – Composition

% of Index
Information Technology	27.8%
Health Care	16.6%
Consumer Discretionary	15.0%
Industrials	12.2%
Consumer Staples	11.3%
Energy	7.2%
Utilities	3.9%
Materials	3.4%
Telecommunication Services	2.6%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value ("NAV") will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability of investors to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees, are not reflected in the Index calculation. It is not possible to invest directly in the Index.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

XVI :: SPXN S&P 500® EX-FINANCIALS ETF :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares S&P 500® Ex-Health Care ETF (the "Fund) seeks investment results, before fees and expenses, that track the performance of the S&P 500® Ex-Health Care Index (the "Index"). For the year ended May 31, 2017, the Fund had a total return of 18.55%1. For the same period, the Index had a total return of 19.03%2 and a volatility of 9.82%. For the period, the Fund had an average daily volume of 516 shares.

The Fund takes positions in equity securities that should have similar return characteristics as the Index. The Index seeks to provide exposure to the companies of the S&P 500® Index (the "S&P 500®") with the exception of those companies included in the Health Care Sector. The S&P 500® is a measure of large-cap U.S. stock market performance. It is a float-adjusted, market capitalization-weighted index of 500 U.S. operating companies and real estate investment trusts selected through a process that factors in criteria such as liquidity, price, market capitalization and financial viability.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares S&P 500® Ex-Health Care ETF from September 22, 2015 to May 31, 2017, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/17

	One Year	Since Inception (9/22/15)
ProShares S&P 500® Ex-Health Care ETF	18.55%	17.29%
S&P 500® Ex-Health Care Index	19.03%	17.74%

Expense Ratios**

Fund	Gross	Net
ProShares S&P 500® Ex-Health Care ETF	0.27%	0.27%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2016. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/17

Market Exposure

Investment Type	% of Net Assets
Equity Securities	100%
Total Exposure	100%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
Apple, Inc.	4.5%
Microsoft Corp.	3.0%
Amazon.com, Inc.	2.2%
Facebook, Inc., Class A	2.0%
Exxon Mobil Corp.	1.9%

S&P 500 Ex-Health Care
Index – Composition

% of Index
Information Technology	26.9%
Financials	15.9%
Consumer Discretionary	14.5%
Industrials	11.8%
Consumer Staples	10.9%
Energy	7.0%
Utilities	3.8%
Real Estate	3.3%
Materials	3.3%
Telecommunication Services	2.6%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value ("NAV") will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability of investors to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees, are not reflected in the Index calculation. It is not possible to invest directly in the Index.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: S&P 500® EX-HEALTH CARE ETF SPXV :: XVII

ProShares S&P 500® Ex-Technology ETF (the "Fund) seeks investment results, before fees and expenses, that track the performance of the S&P 500® Ex-Information Technology & Telecommunication Services Index (the "Index"). For the year ended May 31, 2017, the Fund had a total return of 13.43%1. For the same period, the Index had a total return of 13.78%2 and a volatility of 9.63%. For the period, the Fund had an average daily volume of 573 shares.

The Fund takes positions in equity securities that should have similar return characteristics as the Index. The Index seeks to provide exposure to the companies of the S&P 500® Index (the "S&P 500®") with the exception of those companies included in the Information Technology & Telecommunication Services Sectors. The S&P 500® is a measure of large-cap U.S. stock market performance. It is a float-adjusted, market capitalization-weighted index of 500 U.S. operating companies and real estate investment trusts selected through a process that factors in criteria such as liquidity, price, market capitalization and financial viability.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares S&P 500® Ex-Technology ETF from September 22, 2015 to May 31, 2017, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/17

	One Year	Since Inception (9/22/15)
ProShares S&P 500® Ex-Technology ETF	13.43%	13.09%
S&P 500® Ex-Information Technology & Telecommunication Services Index	13.78%	13.46%

Expense Ratios**

Fund	Gross	Net
ProShares S&P 500® Ex-Technology ETF	0.27%	0.27%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2016. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/17

Market Exposure

Investment Type	% of Net Assets
Equity Securities	99%
Total Exposure	99%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
Amazon.com, Inc.	2.5%
Johnson & Johnson	2.2%
Exxon Mobil Corp.	2.1%
Berkshire Hathaway, Inc., Class B	2.0%
JPMorgan Chase & Co.	1.9%

S&P 500 Ex-Information Technology & Telecommunication Services
Index – Composition

% of Index
Health Care	18.6%
Financials	18.4%
Consumer Discretionary	16.7%
Industrials	13.6%
Consumer Staples	12.6%
Energy	8.0%
Utilities	4.4%
Real Estate	3.9%
Materials	3.8%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value ("NAV") will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability of investors to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees, are not reflected in the Index calculation. It is not possible to invest directly in the Index.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

XVIII :: SPXT S&P 500® EX-TECHNOLOGY ETF :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

CURRENCY HEDGED PROSHARES

ProShares Hedged FTSE Europe ETF (the "Fund) seeks investment results, before fees and expenses, that track the performance of the FTSE Developed Europe 100% Hedged to USD Index® (the "Index"). For the year ended May 31, 2017, the Fund had a total return of 21.60%1. For the same period, the Index had a total return of 22.45%2 and a volatility of 12.80%. For the period, the Fund had an average daily volume of 853 shares.

The Fund takes positions in equity securities that should have similar return characteristics as the Index. The Fund invests in forward currency contracts that seek to hedge against fluctuations between the value of the U.S. dollar and the currencies in which the securities of the Index are denominated. The Index is a free float-adjusted and market cap weighted index of European stocks that comprise approximately the top 90% of the market capitalization of the European stock market. Securities in the Index are screened for liquidity.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Hedged FTSE Europe ETF from June 23, 2015 to May 31, 2017, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/17

	One Year	Since Inception (6/23/15)
ProShares Hedged FTSE Europe ETF	21.60%	6.27%
FTSE Developed Europe 100% Hedged to USD Index	22.45%	6.76%

Expense Ratios**

Fund	Gross	Net
ProShares Hedged FTSE Europe ETF	0.27%	0.27%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2016. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/17

Market Exposure

Investment Type	% of Net Assets
Equity Securities	100%
Forward Currency Contracts	(101%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
Nestle SA (Registered)	3.0%
Novartis AG (Registered)	2.2%
Roche Holding AG	2.2%
HSBC Holdings plc	2.0%
British American Tobacco plc	1.5%

FTSE Developed Europe 100% Hedged to USD Index – Composition

% of Index
Financials	20.3%
Consumer Staples	14.0%
Industrials	13.5%
Health Care	13.5%
Consumer Discretionary	10.9%
Materials	7.7%
Energy	6.7%
Information Technology	4.2%
Telecommunication Services	3.9%
Utilities	3.7%
Real Estate	1.6%

FTSE Developed Europe 100% Hedged to USD Index – Country

% of Index
United Kingdom	28.8%
France	15.6%
Germany	14.9%
Switzerland	13.8%
Spain	5.4%
Netherlands	5.1%
Sweden	4.5%
Italy	3.7%
Others	3.6%
Denmark	2.7%
Belgium/Luxembourg	1.9%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value ("NAV") will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability of investors to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees, are not reflected in the Index calculation. It is not possible to invest directly in the Index.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: HEDGED FTSE EUROPE ETF HGEU :: XIX

ProShares Hedged FTSE Japan ETF (the "Fund) seeks investment results, before fees and expenses, that track the performance of the FTSE Japan 100% Hedged to USD Index® (the "Index"). For the year ended May 31, 2017, the Fund had a total return of 14.87%1. For the same period, the Index had a total return of 15.50%2 and a volatility of 18.98%. For the period, the Fund had an average daily volume of 830 shares.

The Fund takes positions in equity securities that should have similar return characteristics as the Index. The Fund invests in forward currency contracts that seek to hedge against fluctuations between the value of the U.S. dollar and the currencies in which the securities of the Index are denominated. The Index is a free float-adjusted and market cap weighted Index of those Japanese stocks that comprise approximately the top 90% of the market capitalization of the Japanese stock market. Securities in the Index are screened for liquidity.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Hedged FTSE Japan ETF from June 23, 2015 to May 31, 2017, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/17

	One Year	Since Inception (6/23/15)
ProShares Hedged FTSE Japan ETF	14.87%	-3.14%
FTSE Japan 100% Hedged to USD Index	15.50%	-2.69%

Expense Ratios**

Fund	Gross	Net
ProShares Hedged FTSE Japan ETF	0.23%	0.23%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2016. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/17

Market Exposure

Investment Type	% of Net Assets
Equity Securities	100%
Forward Currency Contracts	(101%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
Toyota Motor Corp.	4.3%
Mitsubishi UFJ Financial Group, Inc.	2.4%
SoftBank Group Corp.	2.0%
KDDI Corp.	1.5%
Honda Motor Co. Ltd.	1.5%

FTSE Japan 100% Hedged to USD
Index – Composition

% of Index
Industrials	20.9%
Consumer Discretionary	20.0%
Financials	13.2%
Information Technology	11.8%
Consumer Staples	9.1%
Health Care	7.5%
Materials	6.6%
Telecommunication Services	4.8%
Real Estate	3.2%
Utilities	2.1%
Energy	0.8%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value ("NAV") will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability of investors to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees, are not reflected in the Index calculation. It is not possible to invest directly in the Index.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

XX :: HGJP HEDGED FTSE JAPAN ETF :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

INTEREST RATE HEDGED BOND PROSHARES

ProShares High Yield-Interest Rate Hedged (the "Fund") seeks investment results, before fees and expenses, that track the performance of the Citi High Yield (Treasury Rate-Hedged) Index (the "Index"). For the year ended May 31, 2017, the Fund had a total return of 12.29%1. For the same period, the Index had a total return of 12.93%2 and a volatility of 6.19%. For the period, the Fund had an average daily volume of 11,197 shares.

The Fund takes positions in debt securities and/or derivatives that, in combination, should have similar return characteristics as the Index. The Index is comprised of (a) long positions in U.S. dollar-denominated high yield corporate bonds ("high yield bonds") and (b) short positions in U.S. Treasury notes or bonds, in aggregate, of the approximate equivalent duration to the high yield bonds. Currently, the bonds eligible for inclusion in the Index include high yield bonds that are issued by companies domiciled in the U.S. and Canada, and that: are fixed-rate (including callable bonds); have a maximum rating of Ba1/BB+ by both Moody's Investors Service, Inc or Standard and Poor's Financial Services, LLC; and are subject to minimum issue outstanding, minimum time-to-maturity and maximum-time from issuance criteria.

During the year ended May 31, 2017, the Fund invested in futures contracts as a substitute for taking short positions in Treasury Securities. These derivatives generally tracked the performance of their underlying index.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares High Yield-Interest Rate Hedged from May 21, 2013 to May 31, 2017, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/17

	One Year	Since Inception (5/21/13)
ProShares High Yield-Interest Rate Hedged	12.29%	1.52%
Citi High Yield (Treasury Rate-Hedged) Index	12.93%	2.63%

Expense Ratios**

Fund	Gross	Net
ProShares High Yield-Interest Rate Hedged	0.50%	0.50%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2016. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/17

Market Exposure

Investment Type	% of Net Assets
High Yield Bonds	97%
U.S. Treasury Notes Futures Contracts	(93%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Long-Term Fixed-Income Holdings

% of Net Assets
Sprint Corp., 7.88%, due 09/15/23	1.7%
Reynolds Group Issuer, Inc., 5.75%, due 10/15/20	1.5%
Prime Security Services Borrower LLC, 9.25%, due 05/15/23	1.5%
Frontier Communications Corp., 11.00%, due 09/15/25	1.4%
CCO Holdings LLC, 5.75%, due 02/15/26	1.4%

Citi High Yield (Treasury Rate-Hedged)
Index – Composition

% of High Yield Bonds
Industrials	83.5%
Utilities	10.5%
Financials	6.0%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value ("NAV") will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the lack of ability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a total return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: HIGH YIELD—INTEREST RATE HEDGED HYHG :: XXI

ProShares Investment Grade-Interest Rate Hedged (the "Fund") seeks investment results, before fees and expenses, that track the performance of the Citi Corporate Investment Grade (Treasury Rate-Hedged) Index (the "Index"). For the year ended May 31, 2017, the Fund had a total return of 6.65%1. For the same period, the Index had a total return of 6.92%2 and a volatility of 2.51%. For the period, the Fund had an average daily volume of 24,744 shares.

The Fund takes positions in debt securities and/or derivatives that, in combination, should have similar return characteristics as the Index. The Index is comprised of (a) long positions in USD-denominated investment grade corporate bonds issued by both U.S. and foreign domiciled companies; and (b) short positions in U.S. Treasury notes or bonds, in aggregate, of the approximate equivalent duration to the investment grade bonds. Currently, the bonds eligible for inclusion in the Index include all investment grade bonds that are issued by U.S. and internationally domiciled companies that: are fixed rate; have a minimum rating of Baa3/BBB- by both Moody's Investors Service, Inc. and Standard and Poor's Financial Services, LLC; have a minimum face amount outstanding of $1 billion; and have at least five and a half (5.5) years until maturity.

During the year ended May 31, 2017, the Fund invested in futures contracts as a substitute for taking short positions in Treasury Securities. These derivatives generally tracked the performance of their underlying index.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Investment Grade-Interest Rate Hedged from November 5, 2013 to May 31, 2017, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/17

	One Year	Since Inception (11/5/13)
ProShares Investment Grade-Interest Rate Hedged	6.65%	1.91%
Citi Corporate Investment Grade (Treasury Rate-Hedged) Index	6.92%	2.33%

Expense Ratios**

Fund	Gross	Net
ProShares Investment Grade-Interest Rate Hedged	0.30%	0.30%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2016. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/17

Market Exposure

Investment Type	% of Net Assets
Corporate Bonds	96%
U.S. Treasury Notes/Bonds Futures Contracts	(100%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Long-Term Fixed-Income Holdings

% of Net Assets
Cooperatieve Rabobank UA, 5.25%, due 05/24/41	1.0%
Medtronic, Inc., 3.50%, due 03/15/25	1.0%
Morgan Stanley, 5.00%, due 11/24/25	1.0%
Wal-Mart Stores, Inc., 6.50%, due 08/15/37	0.9%
Verizon Communications, Inc., 4.86%, due 08/21/46	0.9%

Citi Corporate Investment Grade
(Treasury Rate-Hedged)
Index – Composition

% of High Yield Bond
Industrials	53.2%
Financials	38.5%
Utilities	8.3%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value ("NAV") will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability of investors to reinvest fractional shares are not reflected in the calculations.

2  The Index is a total return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees, are not reflected in the Index calculation. It is not possible to invest directly in the Index.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

XXII :: IGHG INVESTMENT GRADE—INTEREST RATE HEDGED :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

GLOBAL FIXED INCOME PROSHARES

ProShares Short Term USD Emerging Markets Bond ETF (the "Fund") seeks investment results, before fees and expenses, that track the performance of the DBIQ Short Duration Emerging Market Bond Index. (the "Index"). For the year ended May 31, 2017, the Fund had a total return of 6.70%1. For the same period, the Index had a total return of 6.15%2 and a volatility of 1.86%. For the period, the Fund had an average daily volume of 853 shares.

The Fund takes positions in debt securities that should have similar return characteristics as the Index. The Index is comprised of a diversified portfolio of USD-denominated Emerging Market bonds that have less than five years remaining to maturity that are issued by Emerging Market sovereign governments, non-sovereign government agencies and entities, and corporations with significant government ownership.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Short Term USD Emerging Markets Bond ETF from November 19, 2013 to May 31, 2017, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/17

	One Year		Since Inception (11/19/13)
ProShares Short Term USD Emerging Markets Bond ETF	6.70	%**	4.40%
DBIQ Short Duration Emerging Market Bond Index	6.15%		4.27%

Expense Ratios***

Fund	Gross	Net
ProShares Short Term USD Emerging Markets Bond ETF	2.26%	0.50%

**The Fund's Average Annual Total Returns are based on net asset values calculated for shareholder transactions which are not reflective of adjustments required pursuant to Generally Accepted Accounting Principles (GAAP). Accordingly, differences may exist between this data and similar information reported in the financial statements.

***Reflects the expense ratio as reported in the Prospectus dated October 1, 2016. Contractual fee waivers are in effect through September 30, 2017. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/17

Market Exposure

Investment Type	% of Net Assets
Fixed Income Securities	98%
Total Exposure	98%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Long-Term Fixed-Income Holdings

% of Net Assets
Hazine Mustesarligi Varlik Kiralama A/S, 4.56%, due 10/10/18	6.0%
Korea International Bond, 7.13%, due 04/16/19	4.2%
Indonesia Government International Bond, 5.88%, due 03/13/20	4.2%
Qatar Government International Bond, 4.50%, due 01/20/22	4.2%
Republic of Lebanon, 8.25%, due 04/12/21	3.5%

DBIQ Short Duration Emerging Market Bond Index – Country

% of Index
Others	29.1%
Brazil	10.7%
Korea, Republic of	9.1%
Russian Federation	8.5%
Mexico	8.4%
Turkey	8.1%
Qatar	7.2%
Indonesia	7.1%
Argent	5.4%
Lebanon	3.6%
Hungary	2.8%

DBIQ Short Duration Emerging Market Bond Index – Composition

% of Index
Sovereign	50.9%
Quasi-Sovereign	47.7%
Semi-Sovereign	1.4%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value ("NAV") will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the lack of ability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a total return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: SHORT TERM USD EMERGING MARKETS BOND ETF EMSH :: XXIII

ProShares USD Covered Bond (the "Fund") seeks investment results, before fees and expenses, that track the performance of the Solactive® Diversified USD Covered Bond Index (the "Index"). For the year ended May 31, 2017, the Fund had a total return of 1.02%1. For the same period, the Index had a total return of 1.48%2 and a volatility of 1.60%. For the period, the Fund had an average daily volume of 305 shares.

The Fund takes positions in debt securities that should have similar return characteristics as the Index. The Index, published by Solactive AG, seeks to track the performance of U.S. dollar denominated ("USD") Covered Bonds that are generally rated "AAA" (or its equivalent). Specifically, the Index aims to include the universe of USD fixed-rate Covered Bonds that conform to the eligibility criteria for the Index. The Covered Bonds must be denominated in USD, have a fixed-rate coupon, have at least 18 months to maturity and have USD 1 billion or more of outstanding face amount and a minimum denomination no greater than $250,000. The Covered Bond must be either registered with the Securities and Exchange Commission or eligible for resale under Rule 144A under the Securities Act of 1933, and satisfy the liquidity criteria applicable to the Index.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares USD Covered Bond from May 21, 2012 to May 31, 2017, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/17

	One Year	Five Years	Since Inception (5/21/12)
ProShares USD Covered Bond	1.02%	1.38%	1.40%
Solactive Diversified USD Covered Bond Index	1.48%	1.83%	1.86%

Expense Ratios**

Fund	Gross	Net
ProShares USD Covered Bond	2.16%	0.35%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2016. Contractual fee waivers are in effect through September 30, 2017. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/17

Market Exposure

Investment Type	% of Net Assets
Covered Bonds	99%
Total Exposure	99%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Long-Term Fixed-Income Holdings

% of Net Assets
Westpac Banking Corp., 2.10%, due 02/25/21	6.8%
Westpac Banking Corp., 1.85%, due 11/26/18	6.7%
Royal Bank of Canada, 1.88%, due 02/05/20	5.8%
Westpac Banking Corp., 2.00%, due 03/03/20	5.3%
Royal Bank of Canada, 2.30%, due 03/22/21	5.2%

Solactive Diversified USD Covered Bond Index – Country

% of Index
Canada	39.9%
Australia	37.0%
Sweden	9.8%
United Kingdom	5.1%
Norway	5.0%
Switzerland	3.2%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value ("NAV") will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the net asset value ("NAV") of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the lack of ability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a total return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

XXIV :: COBO USD COVERED BOND :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares German Sovereign/Sub-Sovereign ETF (the "Fund") seeks investment results, before fees and expenses, that track the performance of the Markit iBoxx EUR Germany Sovereign & Sub-Sovereign Liquid Index (the "Index"). For the year ended May 31, 2017, the Fund had a total return of 0.33%1. For the same period, the Index had a total return of 0.82%2 and a volatility of 8.67%. For the period, the Fund had an average daily volume of 1,490 shares.

The Fund takes positions in debt securities that should have similar return characteristics as the Index. The Index, published by Markit Group Limited, seeks to track the performance of fixed rate debt securities of the Federal Republic of Germany ("Sovereign") as well as local governments and entities or agencies guaranteed by various German governments ("Sub-Sovereign") issuers and may invest in derivatives that ProShare Advisors believes, in combination, should track the performance of the index. Qualifying constituents must be rated "Investment Grade" or higher (based on an average of ratings issued by Moody's Investor Services, Inc., Standard & Poor's Ratings Services and/or Fitch, Inc.), have a minimum principal outstanding of 2 billion euros (or its equivalent) for Sovereign securities and 1 billion euros (or its equivalent) for Sub-Sovereign securities, and have a minimum remaining time to maturity of at least 18 months at the time the Index is rebalanced.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares German Sovereign/Sub-Sovereign ETF from January 24, 2012 to May 31, 2017, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/17

	One Year	Five Years	Since Inception (1/24/12)
ProShares German Sovereign/Sub-Sovereign ETF	0.33%	-0.50%	-0.64%
Markit iBoxx EUR Germany Sovereign & Sub-Sovereign Liquid Index	0.82%	0.08%	-0.08%

Expense Ratios**

Fund	Gross	Net
ProShares German Sovereign/ Sub-Sovereign ETF	3.76%	0.45%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2016. Contractual fee waivers are in effect through September 30, 2017. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/17

Market Exposure

Investment Type	% of Net Assets
Fixed-Income Securities	99%
Total Exposure	99%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Long-Term Fixed-Income Holdings

% of Net Assets
Bundesrepublik Deutschland, 0.00%, due 08/15/26	5.2%
KFW, 0.13%, due 01/15/24	4.9%
Bundesrepublik Deutschland, 1.00%, due 08/15/25	4.8%
KFW, 0.00%, due 06/30/21	4.7%
Bundesrepublik Deutschland, 1.75%, due 07/04/22	4.7%

Markit iBoxx EUR Germany Sovereign & Sub-Sovereign Liquid
Index – Composition

% of Index
Sub-Sovereigns	76.0%
Sovereigns	24.0%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value ("NAV") will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the lack of ability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a total return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: GERMAN SOVEREIGN/SUB-SOVEREIGN ETF GGOV :: XXV

HEDGE STRATEGIES PROSHARES

ProShares Hedge Replication ETF (the "Fund") seeks investment results, before fees and expenses, that track the performance of the Merrill Lynch Factor Model — Exchange Series (the "Benchmark"). For the year ended May 31, 2017, the Fund had a total return of 4.81%1. For the same period, the Benchmark had a total return of 5.83%2 and a volatility of 3.60%. For the period, the Fund had an average daily volume of 4,851 shares.

The Fund takes positions in securities and/or derivatives that, in combination, should have similar return characteristics as the Benchmark. The Benchmark, established by Merrill Lynch International, seeks to provide the risk and return characteristics of the hedge fund asset class by targeting a high correlation to the HFRI Fund Weighted Composite Index (the "HFRI"). The HFRI is designed to reflect hedge fund industry performance through an equally weighted composite of over 2000 constituent funds. In seeking to maintain a high correlation with the HFRI, the Benchmark utilizes a synthetic model to establish, each month, weighted long or short (or, in certain cases, long or flat) positions in six underlying factors ("Factors"). The Factors that comprise the Benchmark are (1) the S&P 500 Total Return Index, (2) the MSCI EAFE US Dollar Net Total Return Index, (3) the MSCI Emerging Markets US Dollar Net Total Return Index, (4) the Russell 2000 Total Return Index, (5) three-month U.S. Treasury Bills, and (6) the ProShares UltraShort Euro ETF.

During the year ended May 31, 2017, the Fund invested in swap agreements and futures contracts as a substitute for investing directly in or taking short positions in the Factors of the Benchmark. These derivatives generally tracked the performance of the underlying benchmark and the Fund was generally benefited from financing rates associated with swap agreements. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Hedge Replication ETF from July 12, 2011 to May 31, 2017, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/17

	One Year	Five Years	Since Inception (7/12/11)
ProShares Hedge Replication ETF	4.81%	2.95%	1.67%
Merrill Lynch Factor Model — Exchange Series	5.83%	3.98%	2.63%

Expense Ratios**

Fund	Gross	Net
ProShares Hedge Replication ETF	1.87%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2016. Contractual fee waivers are in effect through September 30, 2017. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/17

Market Exposure

Investment Type	% of Net Assets
Equity Securities	12%
U.S. Treasury Bill	68%
Swap Agreements (Long)	26%
Swap Agreements (Short)	(8%)
Short Euro Futures Contracts	(11%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
Advanced Micro Devices, Inc.	0.1%
Take-Two Interactive Software, Inc.	0.1%
Chemours Co. (The)	0.1%
Coherent, Inc.	0.1%
LogMeIn, Inc.	0.1%

Merrill Lynch Factor Model – Exchange Series – Composition

% of Benchmark
Three-month U.S. Treasury Bills	64.8%
MSCI EAFE US Dollar Net Total Return Index	15.8%
Russell 2000® Total Return Index	12.0%
MSCI Emerging Markets Free USD Net Total Return	10.2%
Proshares UltraShort Euro ETF	5.2%
S&P 500® Total Return Index	(8.0%)

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value ("NAV") will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the lack of ability to reinvest fractional shares are not reflected in the calculations.

2  The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Benchmark. The impact of transaction costs and the deduction of expenses associated with an exchange-traded fund such as investment management and accounting fees are not reflected in the Benchmark calculation. It is not possible to invest directly in the Benchmark.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

XXVI :: HDG HEDGE REPLICATION ETF :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares Managed Futures Strategy ETF (the "Fund") seeks to provide positive returns that are not directly correlated to broad equity or fixed income markets. This actively managed Fund uses the S&P® Strategic Futures Index as a performance benchmark (the "Benchmark"). For the year ended May 31, 2017, the Fund had a total return of 3.32%1. For the same period, the Benchmark had a total return of 5.20%2 and a volatility of 4.19%. For the period, the Fund had an average daily volume of 1,470 shares.

The Fund takes positions in a portfolio of commodity futures contracts ("Commodity Futures Contracts") and currency and U.S. Treasury futures contracts ("Financial Futures Contracts") (collectively, "Futures Contracts"). The Fund attempts to capture the economic benefit derived from rising and declining trends based on the price changes of these Futures Contracts. The Fund will not invest directly in Commodity Futures Contracts. The Fund expects to gain exposure to these investments by investing a portion of its assets in the ProShares Cayman Portfolio I, a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the "Subsidiary"). The Subsidiary is advised by ProShare Advisors, the Fund's investment advisor. This actively managed Fund uses the S&P®Strategic Futures Index as a performance benchmark (the "Benchmark"). The Benchmark seeks to capture the economic benefit from trends (in either direction) in the physical commodities, interest rates and currencies markets by taking long or short positions in related futures contracts. The Fund is not an index tracking exchange-traded fund.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Managed Futures Strategy ETF from February 17, 2016 to May 31, 2017, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/17

Fund	One Year	Since Inception (2/17/16)
ProShares Managed Futures Strategy ETF	3.32%	2.12%
S&P® Strategic Futures Index	5.20%	3.77%

Expense Ratios**

Fund	Gross	Net
ProShares Managed Futures Strategy ETF	0.76%	0.76%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2016. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/17

Market Exposure

Investment Type	% of Net Assets
Commodity Futures Contracts (Long)	21%
Commodity Futures Contracts (Short)	(32%)
Currency Futures Contracts (Long)	14%
Currency Futures Contracts (Short)	(10%)
U.S. Treasury Notes Futures Contracts (Long)	15%
U.S. Treasury Bonds
Futures Contracts (Long)	9%
Total Exposure	17%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

S&P Strategic Futures Index – Composition

Commodities Holdings	% of Benchmark
Live Cattle	7.2%
Gold	4.1%
Cotton	3.6%
WTI Crude Oil	(1.5%)
Heating Oil	(1.8%)
Unleaded Gasoline	(1.9%)
Coffee	(2.0%)
Silver	(2.2%)
Soybeans	(2.3%)
Natural Gas	(2.3%)
Sugar	(2.4%)
Wheat	(2.4%)
Corn	(2.7%)
Cocoa	(3.1%)
Lean Hogs	(3.5%)
Copper	(3.9%)
Currency Exposure	% of Benchmark
Swiss Franc	5.8%
Euro	5.3%
Japanese Yen	4.8%
British Pound	4.3%
Australian Dollar	(4.2%)
Canadian Dollar	(5.1%)
Fixed Income Holdings	% of Benchmark
10 Year Note	15.2%
30 Year Bond	8.8%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value ("NAV") will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the lack of ability to reinvest fractional shares are not reflected in the calculations.

2  The total return and any graph or table reflect the returns and interest earned on hypothetical fully collateralized contract positions on the commodities included in the Benchmark (S&P SFI). The impact of transaction costs and the deduction of expenses associated with an exchange-traded fund such as investment management and accounting fees are not reflected in the Benchmark calculation. It is not possible to invest directly in the Benchmark.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: MANAGED FUTURES STRATEGY ETF FUT :: XXVII

ProShares Merger ETF (the "Fund") seeks investment results, before fees and expenses, that track the performance of the S&P Merger Arbitrage Index (the "Index"). For the year ended May 31, 2017, the Fund had a total return of –2.13%1. For the same period, the Index had a total return of –1.88%2 and a volatility of 2.48%. For the period, the Fund had an average daily volume of 4,169 shares.

The Fund takes positions in securities and/or derivatives that, in combination, should have similar return characteristics as the Index. The Index, created by Standard & Poor's®, provides exposure to up to 40 publicly announced mergers, acquisitions and/or other corporate reorganizations (the "Deals") within developed market countries through a combination of long and, in certain cases, short security positions. The Index also includes a Treasury bill component which constitutes the remainder of the Index when net exposure from included Deals is less than 100%.

During the year ended May 31, 2017, the Fund invested in swap agreements and forward currency contracts as a substitute for investing directly in or taking short positions in the securities of the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively impacted by financing rates associated with swap agreements. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in ProShares Merger ETF from December 11, 2012 to May 31, 2017, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/17

	One Year	Since Inception (12/11/12)
ProShares Merger ETF	-2.13%	-1.61%
S&P Merger Arbitrage Index	-1.88%	-0.44%

Expense Ratios**

Fund	Gross	Net
ProShares Merger ETF	2.60%	0.75%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2016. Contractual fee waivers are in effect through September 30, 2017. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/17

Market Exposure

Investment Type	% of Net Assets
Equity Securities	97%
Master Limited Partnerships	3%
Swap Agreements (Long)	2%
Swap Agreements (Short)	(36%)
Forward Currency Contracts	(9%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
PrivateBancorp, Inc.	4.0%
Reynolds American, Inc.	3.7%
Time Warner, Inc.	3.4%
Level 3 Communications, Inc.	3.1%
Actelion Ltd. (Registered)	3.1%

S&P Merger Arbitrage Index – Composition

% of Index
Consumer Discretionary	27.7%
Health Care	21.8%
Information Technology	13.8%
Consumer Staples	12.5%
Financials	12.3%
Utilities	4.7%
Energy	4.3%
Industrials	4.0%
Real Estate	(0.1%)
Telecommunication Services	(1.0%)

Regional Exposure

% of Index
United States	87.9%
France	5.6%
Switzerland	3.1%
Netherlands	3.0%
United Kingdom	1.4%
Australia	0.4%
Canada	(1.4%)

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value ("NAV") will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the lack of ability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

XXVIII :: MRGR MERGER ETF :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares RAFI® Long/Short (the "Fund") seeks investment results, before fees and expenses, that track the performance of the FTSE RAFI US 1000 Long/Short Total Return Index (the "Index"). For the year ended May 31, 2017, the Fund had a total return of –1.94%1. For the same period, the Index had a total return of -0.81%2 and a volatility of 2.92%. For the period, the Fund had an average daily volume of 6,542 shares.

The Fund takes positions in securities and/or derivatives that, in combination, should have similar return characteristics as the Index. The Index allocates an equal dollar amount to both long and short equity positions each time that the Index rebalances. The long positions of the index consist of the equity securities in the FTSE RAFI US 1000 Total Return Index (the "Long Index"), and the short positions of the index consist of short-positions in the securities included in the Russell 1000 Total Return Index. The Long Index is a "fundamental" index which uses non-price measures of company size (such as sales, dividends, cash flow or book value) to select and weight the securities in the Long Index. The Short Index is a capitalization weighted index. Capitalization-weighted indexes weight securities based on the price of the securities in the index and not fundamental factors. By going long a non-capitalization weighted "fundamental" index and short a capitalization-weighted index, the Index seeks to capitalize on a theory that index weighting based on market capitalization (i.e., price) results in overweighting of overpriced securities and underweighting of underpriced securities.

During the year ended May 31, 2017, the Fund invested in swap agreements as a substitute for investing directly in or taking short positions in the securities of the Index. These derivatives generally tracked the performance of the underlying index and the Fund was generally benefited from financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in ProShares RAFI® Long/Short from December 2, 2010 to May 31, 2017, assuming the reinvestment of distributions.

  Index performance through February 29, 2016 reflects the performance of the RAFI® US Equity Long/Short Index. Index performance beginning on March 1, 2016 reflects the performance of the FTSE RAFI US 1000 Long/Short Total Return Index.

Average Annual Total Return as of 5/31/17

	One Year	Five Years	Since Inception (12/2/10)
ProShares RAFI® Long/Short	-1.94%	2.42%	0.42%
FTSE RAFI US 1000 Long/Short Total Return Index	-0.81%	3.57%	1.58%

Expense Ratios**

Fund	Gross	Net
ProShares RAFI® Long/Short	1.29%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2016. Contractual fee waivers are in effect through September 30, 2017. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/17

Market Exposure

Investment Type	% of Net Assets
Equity Securities	96%
Swap Agreements (Long)	6%
Swap Agreements (Short)	(102%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
Exxon Mobil Corp.	2.7%
Apple, Inc.	2.2%
Chevron Corp.	1.7%
AT&T, Inc.	1.7%
JPMorgan Chase & Co.	1.6%

FTSE RAFI US 1000 Long/Short
Total Return Index — Composition

% of Index
Information Technology	18.3%
Financials	16.0%
Health Care	12.3%
Consumer Discretionary	12.0%
Industrials	10.4%
Consumer Staples	9.3%
Energy	7.9%
Utilities	4.2%
Materials	3.4%
Real Estate	3.4%
Telecommunication Services	2.8%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value ("NAV") will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the lack of ability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a total return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: RAFI® LONG/SHORT RALS :: XXIX

K-1 FREE OIL PROSHARES

ProShares K-1 Free Crude Oil Strategy ETF (the "Fund") seeks to provide total return through actively managed exposure to the West Texas Intermediate ("WTI") crude oil futures markets. This actively managed Fund uses the WTI as a performance benchmark (the "Benchmark"). From inception on September 26, 2016 to May 31, 2017, the Fund had a total return of –5.33%1. For the same period, the Benchmark had a total return of –4.90%2 and a volatility of 37.24%. For the period, the Fund had an average daily volume of 5,533 shares.

The Fund generally will not invest directly in WTI crude oil futures. The Fund gains exposure to WTI crude oil futures contracts by investing in the ProShares Cayman Crude Oil Strategy Portfolio, a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the "Subsidiary"). The Subsidiary is advised by ProShare Advisors, the Fund's investment advisor, and invests directly in WTI crude oil futures. The Fund is not an index tracking exchange-traded fund.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares K-1 Free Crude Oil Strategy ETF from September 26, 2016 to May 31, 2017, assuming the reinvestment of distributions.

Cumulative Total Return as of 5/31/17

Since Inception (9/26/16)
ProShares K-1 Free Crude Oil Strategy ETF	-5.33%
West Texas Intermediate crude oil futures markets	-4.90%

Expense Ratios***

Fund	Gross	Net
ProShares K-1 Free Crude Oil Strategy ETF	0.65%	0.65%

**Reflects the expense ratio as reported in the Prospectus dated September 26, 2016. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/17

Market Exposure

Investment Type	% of Net Assets
Commodity Futures Contracts (Long)	100%
Total Exposure	100%

WTI crude oil futures markets — Composition

% of Index
WTI Crude Oil	100%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value ("NAV") will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the lack of ability to reinvest fractional shares are not reflected in the calculations.

2  The total return and any graph or table reflect the returns and interest earned on hypothetical fully collateralized contract positions on the commodities included in the Benchmark (WTI). The impact of transaction costs and the deduction of expenses associated with an exchange-traded fund such as investment management and accounting fees are not reflected in the Benchmark calculation. It is not possible to invest directly in the Benchmark.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

XXX :: OILK K-1 Free Crude Oil Strategy ETF :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

INFLATION PROSHARES

ProShares Inflation Expectations ETF (the "Fund") seeks investment results, before fees and expenses, that track the performance of the Citi 30-Year TIPS (Treasury Rate-Hedged) Index (the "Index"). For the year ended May 31, 2017, the Fund had a total return of 2.71%1. For the same period, the Index had a total return of 3.08%2 and a volatility of 8.12%. For the period, the Fund had an average daily volume of 14,323 shares.

The Fund takes positions in securities and/or derivatives that, in combination, should have similar return characteristics as the Index. The Index tracks the performance of (i) long positions in the most recently issued 30-year Treasury Inflation-Protected Securities ("TIPS") and (ii) duration-adjusted short positions in U.S. Treasury bonds of, in aggregate, approximate equivalent duration dollars to the TIPS. The Index seeks to achieve an overall duration dollar amount of zero.

During the year ended May 31, 2017, the Fund invested in swap agreements as a substitute for investing directly in or taking short positions in the fixed income securities underlying the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively impacted by financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Inflation Expectations ETF from January 10, 2012 to May 31, 2017, assuming the reinvestment of distributions.

  Index performance through April 17, 2016 reflects the performance of the Credit Suisse 30-Year Inflation Breakeven Index. Index performance beginning on April 18, 2016 reflects the performance of the Citi 30-Year TIPS (Treasury Rate-Hedged) Index.

Average Annual Total Return as of 5/31/17

	One Year	Five Years	Since Inception (1/10/12)
ProShares Inflation Expectations ETF	2.71%	-4.96%	-5.27%
Citi 30-Year TIPS (Treasury Rate-Hedged) Index	3.08%	-4.02%	-4.32%

Expense Ratios**

Fund	Gross	Net
ProShares Inflation Expectations ETF	3.87%	0.30%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2016. Contractual fee waivers are in effect through September 30, 2017. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/17

Market Exposure

Investment Type	% of Net Assets
U.S. Treasury Obligations	85%
Swap Agreements (Long)	15%
Swap Agreements (Long exposure to inverse index)	(146%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Citi 30-Year TIPS (Treasury Rate-Hedged) Index — Composition

% of Index
30-Year Treasury Inflation-Protected Securities (TIPS) Bond	100%
30-Year U.S. Treasury Bond	(148%)

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the lack of ability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a total return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: INFLATION EXPECTATIONS ETF RINF :: XXXI

CREDIT PROSHARES

ProShares CDS Short North American HY Credit ETF (the "Fund") seeks to provide inverse exposure to the credit of North American high yield debt issuers. This actively managed Fund seeks to achieve its investment objective primarily through investing in a portfolio of credit derivatives whose underlying reference entities are North American high yield (i.e., below investment grade or "junk bond") debt issuers. For the year ended May 31, 2017, the Fund had a total return of –9.35%1. For the same period, the Markit CDX North American High Yield Index had a total return of 10.84%2 and a volatility of 4.83%. For the period, the Fund had an average daily volume of 916 shares.

The Fund takes positions in centrally cleared, index-based credit default swaps ("CDS") that, in combination, should have economic characteristics that correlate to the inverse of North American high yield credit market.

During the year ended May 31, 2017, credit spreads (i.e., the level of additional yield that is paid on corporate bonds as compared to Treasury securities) widened from 4.35% at the start of the period to a high point of 4.79% in June, before tightening through the end of the year to end at 3.28%. The Fund was negatively impacted by this tightening during the latter part of the period and benefitted from one credit event — the bankruptcy of iHeart Communications, Inc. that occurred during the period.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares CDS Short North American High Yield ETF from August 5, 2014 to May 31, 2017, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/17

	One Year	Since Inception (8/05/14)
ProShares CDS Short North American HY Credit ETF	-9.35%	-6.23%
Markit CDX North American High Yield Index	10.84%	5.98%

Expense Ratios**

Fund	Gross	Net
ProShares CDS Short North American HY Credit ETF	1.52%	0.50%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2016. Contractual fee waivers are in effect through September 30, 2017. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Composition as of 5/31/17

Market Exposure

Investment Type	% of Net Assets
Credit Default Swap ("CDS") Agreements	(99%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Industry Exposure

% of Market Exposure (CDS)
Consumer Discretionary	24.0%
Financials	13.0%
Communications	13.0%
Materials	11.0%
Energy	11.0%
Technology	6.0%
Health Care	6.0%
Industrials	6.0%
Consumer Staples	5.0%
Utilities	5.0%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the lack of ability to reinvest fractional shares are not reflected in the calculations.

2  The swap Index is a total return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

XXXII :: WYDE CDS SHORT NORTH AMERICAN HY CREDIT ETF :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

EXPENSE EXAMPLES

PROSHARES TRUST EXPENSE EXAMPLES (UNAUDITED) :: XXXIII

As a shareholder, you incur two types of costs: (1) transaction costs for purchasing and selling shares and (2) ongoing costs, including advisory fees and other Fund expenses. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses

The actual expense examples are based on an investment of $1,000 invested at the beginning of a six-month period and held through the period ended, May 31, 2017.

The first line in the following tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 =8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The hypothetical expense examples are based on an investment of $1,000 invested at the beginning of a six month period and held through the period ended, May 31, 2017.

The second line in the following tables provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as brokerage charges. Therefore, the second line for each Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if transaction costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value 05/31/17	Expenses Paid During the Period*	Annualized Expense Ratio During Period
S&P 500 Dividend Aristocrats ETF	DIVIDEND GROWERS PROSHARES
Actual	$1,000.00	$1,083.50	$1.82	0.35%
Hypothetical	$1,000.00	$1,023.19	$1.77	0.35%
S&P MidCap 400 Dividend Aristocrats ETF
Actual	$1,000.00	$1,062.10	$2.06	0.40%
Hypothetical	$1,000.00	$1,022.94	$2.02	0.40%
Russell 2000 Dividend Growers ETF
Actual	$1,000.00	$1,046.10	$2.04	0.40%
Hypothetical	$1,000.00	$1,022.94	$2.02	0.40%
MSCI EAFE Dividend Growers ETF
Actual	$1,000.00	$1,175.40	$2.71	0.50%
Hypothetical	$1,000.00	$1,022.44	$2.52	0.50%
MSCI Europe Dividend Growers ETF
Actual	$1,000.00	$1,210.30	$3.03	0.55%
Hypothetical	$1,000.00	$1,022.19	$2.77	0.55%
MSCI Emerging Markets Dividend Growers ETF
Actual	$1,000.00	$1,156.20	$3.23	0.60%
Hypothetical	$1,000.00	$1,021.94	$3.02	0.60%
Morningstar Alternatives Solution ETF (a)	ALTERNATIVE SOLUTIONS PROSHARES
Actual	$1,000.00	$1,030.20	$1.21	0.24%
Hypothetical	$1,000.00	$1,023.73	$1.21	0.24%
DJ Brookfield Global Infrastructure ETF	SPECIALTY EQUITY PROSHARES
Actual	$1,000.00	$1,137.30	$2.40	0.45%
Hypothetical	$1,000.00	$1,022.69	$2.27	0.45%

XXXIV :: EXPENSE EXAMPLES (UNAUDITED) PROSHARES TRUST

	Beginning Account Value	Ending Account Value 05/31/17	Expenses Paid During the Period*	Annualized Expense Ratio During Period
Global Listed Private Equity ETF
Actual	$1,000.00	$1,149.60	$3.22	0.60%
Hypothetical	$1,000.00	$1,021.94	$3.02	0.60%
Large Cap Core Plus
Actual	$1,000.00	$1,103.80	$2.36	0.45%
Hypothetical	$1,000.00	$1,022.69	$2.27	0.45%
S&P 500® Ex-Energy ETF	S&P 500 EX-SECTOR PROSHARES
Actual	$1,000.00	$1,123.70	$1.43	0.27%
Hypothetical	$1,000.00	$1,023.59	$1.36	0.27%
S&P 500® Ex-Financials ETF
Actual	$1,000.00	$1,118.10	$1.43	0.27%
Hypothetical	$1,000.00	$1,023.59	$1.36	0.27%
S&P 500® Ex-Health Care ETF
Actual	$1,000.00	$1,104.60	$1.42	0.27%
Hypothetical	$1,000.00	$1,023.59	$1.36	0.27%
S&P 500® Ex-Technology ETF
Actual	$1,000.00	$1,078.60	$1.40	0.27%
Hypothetical	$1,000.00	$1,023.59	$1.36	0.27%
Hedged FTSE Europe ETF	CURRENCY HEDGED PROSHARES
Actual	$1,000.00	$1,176.80	$1.47	0.27%
Hypothetical	$1,000.00	$1,023.59	$1.36	0.27%
Hedged FTSE Japan ETF
Actual	$1,000.00	$1,077.40	$1.19	0.23%
Hypothetical	$1,000.00	$1,023.78	$1.16	0.23%
High Yield-Interest Rate Hedged	INTEREST RATE HEDGED BOND PROSHARES
Actual	$1,000.00	$1,045.40	$2.55	0.50%
Hypothetical	$1,000.00	$1,022.44	$2.52	0.50%
Investment Grade-Interest Rate Hedged
Actual	$1,000.00	$1,025.70	$1.52	0.30%
Hypothetical	$1,000.00	$1,023.44	$1.51	0.30%
Short Term USD Emerging Markets Bond ETF	GLOBAL FIXED INCOME PROSHARES
Actual	$1,000.00	$1,035.20	$2.54	0.50%
Hypothetical	$1,000.00	$1,022.44	$2.52	0.50%
USD Covered Bond
Actual	$1,000.00	$1,012.40	$1.76	0.35%
Hypothetical	$1,000.00	$1,023.19	$1.77	0.35%
German Sovereign/Sub-Sovereign ETF
Actual	$1,000.00	$1,058.50	$2.31	0.45%
Hypothetical	$1,000.00	$1,022.69	$2.27	0.45%
PROSHARES TRUST EXPENSE EXAMPLES (UNAUDITED) :: XXXV

	Beginning Account Value	Ending Account Value 05/31/17	Expenses Paid During the Period*	Annualized Expense Ratio During Period
Hedge Replication ETF	HEDGE STRATEGIES PROSHARES
Actual	$1,000.00	$1,031.70	$4.81	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
Managed Futures Strategy ETF
Actual	$1,000.00	$1,002.90	$3.75	0.75%
Hypothetical	$1,000.00	$1,021.19	$3.78	0.75%
Merger ETF
Actual	$1,000.00	$1,005.50	$3.75	0.75%
Hypothetical	$1,000.00	$1,021.19	$3.78	0.75%
RAFI® Long/Short
Actual	$1,000.00	$953.60	$4.63	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
K-1 Free Crude Oil Strategy ETF	K-1 FREE OIL PROSHARES
Actual	$1,000.00	$902.00	$3.08	0.65%
Hypothetical	$1,000.00	$1,021.69	$3.28	0.65%
Inflation Expectations ETF	INFLATION PROSHARES
Actual	$1,000.00	$960.00	$1.47	0.30%
Hypothetical	$1,000.00	$1,023.44	$1.51	0.30%
CDS Short North American HY Credit ETF	CREDIT PROSHARES
Actual	$1,000.00	$954.00	$2.44	0.50%
Hypothetical	$1,000.00	$1,022.44	$2.52	0.50%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 182/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

(a)  In addition to the fees and expenses which the Morningstar Alternatives Solution ETF bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the underlying ProShares ETFs in which the Fund invests. The Fund's Annualized Expense Ratio During Period disclosed in the table above reflects only the direct expenses of the Fund. If the Fund's Annualized Expense Ratio During Period included such indirect expenses, known as Acquired Fund Fees and Expenses, it would have been 0.95% for both the Actual and Hypothetical Expense Examples.

XXXVI :: EXPENSE EXAMPLES (UNAUDITED) PROSHARES TRUST

SCHEDULE OF PORTFOLIO INVESTMENTS

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2017 :: 1

Investments	Shares	Value
Common Stocks — 99.8%
Aerospace & Defense — 2.1%
General Dynamics Corp.	305,488	$62,090,436
Beverages — 6.2%
Brown-Forman Corp., Class B	1,247,708	64,818,431
Coca-Cola Co. (The)	1,340,120	60,935,256
PepsiCo, Inc.	508,851	59,469,416
		185,223,103
Biotechnology — 2.0%
AbbVie, Inc.	904,403	59,708,686
Capital Markets — 5.9%
Franklin Resources, Inc.	1,407,438	58,816,834
S&P Global, Inc.	438,861	62,673,739
T Rowe Price Group, Inc.	803,997	56,633,549
		178,124,122
Chemicals — 7.9%
Air Products & Chemicals, Inc.	420,386	60,560,807
Ecolab, Inc.	457,361	60,755,835
PPG Industries, Inc.	544,827	57,947,800
Sherwin-Williams Co. (The)	177,816	58,994,015
		238,258,457
Commercial Services & Supplies — 2.0%
Cintas Corp.	468,726	59,003,229
Distributors — 1.9%
Genuine Parts Co.	619,901	57,415,231
Diversified Telecommunication Services — 1.8%
AT&T, Inc.	1,445,504	55,695,269
Electrical Equipment — 1.9%
Emerson Electric Co.	978,288	57,836,387
Equity Real Estate Investment Trusts (REITs) — 1.7%
Federal Realty Investment Trust	423,843	52,022,490
Food & Staples Retailing — 5.9%
Sysco Corp.	1,105,728	60,328,519
Walgreens Boots Alliance, Inc.	686,885	55,651,423
Wal-Mart Stores, Inc.	770,203	60,537,956
		176,517,898
Investments	Shares	Value
Common Stocks (continued)
Food Products — 5.6%
Archer-Daniels-Midland Co.	1,288,083	$53,558,491
Hormel Foods Corp.	1,663,851	55,955,309
McCormick & Co., Inc. (Non-Voting)	574,890	59,874,794
		169,388,594
Health Care Equipment & Supplies — 8.3%
Abbott Laboratories	1,325,959	60,543,288
Becton Dickinson and Co.	311,506	58,946,280
CR Bard, Inc.	228,075	70,117,097
Medtronic plc	717,184	60,444,268
		250,050,933
Health Care Providers & Services — 2.0%
Cardinal Health, Inc.	796,124	59,144,052
Hotels, Restaurants & Leisure — 2.2%
McDonald's Corp.	432,644	65,281,653
Household Durables — 1.9%
Leggett & Platt, Inc.	1,100,038	57,223,977
Household Products — 7.8%
Clorox Co. (The)	429,808	58,337,840
Colgate-Palmolive Co.	790,454	60,359,067
Kimberly-Clark Corp.	444,129	57,616,855
Procter & Gamble Co. (The)	651,309	57,373,810
		233,687,572
Industrial Conglomerates — 2.0%
3M Co.	301,405	61,628,280
Insurance — 3.9%
Aflac, Inc.	780,092	58,803,335
Cincinnati Financial Corp.	822,442	57,636,735
		116,440,070
IT Services — 1.9%
Automatic Data Processing, Inc.	562,070	57,539,106
Machinery — 8.0%
Dover Corp.	727,672	60,069,324
Illinois Tool Works, Inc.	427,960	60,436,511
Pentair plc	922,471	61,086,030
Stanley Black & Decker, Inc.	419,591	57,752,505
		239,344,370

See accompanying notes to the financial statements.

2 :: NOBL S&P 500 DIVIDEND ARISTOCRATS ETF :: MAY 31, 2017 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Shares	Value
Common Stocks (continued)
Metals & Mining — 1.9%
Nucor Corp.	961,983	$55,891,212
Multiline Retail — 1.9%
Target Corp.	1,053,651	58,108,853
Multi-Utilities — 2.0%
Consolidated Edison, Inc.	729,789	60,419,231
Oil, Gas & Consumable Fuels — 3.8%
Chevron Corp.	550,281	56,943,078
Exxon Mobil Corp.	715,318	57,583,099
		114,526,177
Pharmaceuticals — 2.0%
Johnson & Johnson	474,040	60,795,630
Specialty Retail — 1.8%
Lowe's Cos., Inc.	691,494	54,468,982
Textiles, Apparel & Luxury Goods — 1.8%
VF Corp.	1,033,464	55,600,363
Trading Companies & Distributors — 1.7%
WW Grainger, Inc.	295,767	50,954,739
Total Common Stocks (Cost $2,727,500,047)		3,002,389,102
Investments	Principal Amount	Value
Short-Term Investment — 0.0% (a)
Repurchase Agreement (b) — 0.0% (a)
Repurchase Agreements with various counterparties, rates 0.60% - 0.81%, dated 5/31/2017, due 6/1/2017, total to be received $44,332 (Cost $44,332)	$44,332	$44,332
Total Investments — 99.8% (Cost $2,727,544,379)		3,002,433,434
Other assets less liabilities — 0.2%		5,630,032
Net Assets — 100.0%		$3,008,063,466

(a)  Represents less than 0.05% of net assets.

(b)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subjected to repurchase.

As of May 31, 2017, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$336,492,085
Aggregate gross unrealized depreciation	(63,295,472)
Net unrealized appreciation	$273,196,613
Federal income tax cost of investments	$2,729,236,821

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2017 :: S&P 500 DIVIDEND ARISTOCRATS ETF NOBL :: 3

Investments	Shares	Value
Common Stocks — 99.8%
Banks — 10.3%
Bank of the Ozarks, Inc.	188,602	$8,336,208
Commerce Bancshares, Inc.	165,854	8,878,165
Cullen/Frost Bankers, Inc.	101,324	9,287,358
Prosperity Bancshares, Inc.	133,758	8,378,601
UMB Financial Corp.	121,189	8,486,866
		43,367,198
Building Products — 2.3%
AO Smith Corp.	177,477	9,738,163
Capital Markets — 6.8%
Eaton Vance Corp.	212,865	9,913,123
FactSet Research Systems, Inc.	56,223	9,315,589
SEI Investments Co.	181,978	9,115,278
		28,343,990
Chemicals — 4.5%
RPM International, Inc.	175,631	9,524,469
Valspar Corp. (The)	81,092	9,162,585
		18,687,054
Commercial Services & Supplies — 2.5%
MSA Safety, Inc.	131,142	10,635,616
Containers & Packaging — 6.4%
AptarGroup, Inc.	116,900	9,937,669
Bemis Co., Inc.	184,817	8,250,231
Sonoco Products Co.	171,339	8,688,601
		26,876,501
Equity Real Estate Investment Trusts (REITs) — 3.6%
National Retail Properties, Inc.	201,482	7,730,864
Tanger Factory Outlet Centers, Inc.	277,706	7,237,019
		14,967,883
Food & Staples Retailing — 2.2%
Casey's General Stores, Inc.	81,070	9,435,737
Food Products — 4.1%
Lancaster Colony Corp.	70,940	8,784,500
Tootsie Roll Industries, Inc.	241,510	8,380,397
		17,164,897
Gas Utilities — 11.3%
Atmos Energy Corp.	114,205	9,514,418
National Fuel Gas Co.	170,126	9,656,352
New Jersey Resources Corp.	225,114	9,432,277
UGI Corp.	185,117	9,474,288
WGL Holdings, Inc.	110,993	9,183,561
		47,260,896
Investments	Shares	Value
Common Stocks (continued)
Health Care Equipment & Supplies — 2.6%
West Pharmaceutical Services, Inc.	111,319	$10,800,169
Health Care Providers & Services — 2.0%
Owens & Minor, Inc.	268,781	8,568,738
Industrial Conglomerates — 2.0%
Carlisle Cos., Inc.	84,856	8,598,459
Insurance — 10.8%
Brown & Brown, Inc.	214,518	9,316,517
Mercury General Corp.	152,102	8,517,712
Old Republic International Corp.	459,991	9,098,622
RenaissanceRe Holdings Ltd.	65,594	9,370,759
WR Berkley Corp.	134,053	9,248,316
		45,551,926
Leisure Products — 2.2%
Polaris Industries, Inc.	111,374	9,310,866
Machinery — 9.1%
Donaldson Co., Inc.	200,154	9,599,386
Graco, Inc.	95,256	10,465,776
Lincoln Electric Holdings, Inc.	104,171	9,310,804
Nordson Corp.	75,043	8,695,983
		38,071,949
Media — 3.9%
John Wiley & Sons, Inc., Class A	170,254	8,631,878
Meredith Corp.	142,009	7,682,687
		16,314,565
Multi-Utilities — 6.7%
Black Hills Corp.	135,407	9,416,203
MDU Resources Group, Inc.	336,796	9,170,955
Vectren Corp.	154,316	9,465,743
		28,052,901
Software — 2.1%
CDK Global, Inc.	141,176	8,676,677
Water Utilities — 2.1%
Aqua America, Inc.	274,527	8,974,288
Wireless Telecommunication Services — 2.3%
Telephone & Data Systems, Inc.	335,679	9,576,922
Total Common Stocks (Cost $396,858,277)		418,975,395

See accompanying notes to the financial statements.

4 :: REGL S&P MIDCAP 400 DIVIDEND ARISTOCRATS ETF :: MAY 31, 2017 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Short-Term Investment — 0.1%
Repurchase Agreement (a) — 0.1%
Repurchase Agreements with various counterparties, rates 0.60% - 0.81%, dated 5/31/2017, due 6/1/2017, total to be received $241,543 (Cost $241,538)	$241,538	$241,538
Total Investments — 99.9% (Cost $397,099,815)		419,216,933
Other assets less liabilities — 0.1%		559,820
Net Assets — 100.0%		$419,776,753

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subjected to repurchase.

As of May 31, 2017, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$31,890,787
Aggregate gross unrealized depreciation	(10,068,285)
Net unrealized appreciation	$21,822,502
Federal income tax cost of investments	$397,394,431

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2017 :: S&P MIDCAP 400 DIVIDEND ARISTOCRATS ETF REGL :: 5

Investments	Shares	Value
Common Stocks — 99.8%
Banks — 9.8%
BancFirst Corp.	77,072	$7,279,450
Community Bank System, Inc.	125,218	6,731,720
Prosperity Bancshares, Inc.	99,158	6,211,257
Southside Bancshares, Inc.	215,613	7,020,354
UMB Financial Corp.	93,815	6,569,865
United Bankshares, Inc.	165,271	6,321,616
		40,134,262
Chemicals — 6.9%
Hawkins, Inc.	145,157	6,829,637
HB Fuller Co.	135,227	6,862,770
Sensient Technologies Corp.	87,699	7,041,353
Stepan Co.	89,812	7,599,891
		28,333,651
Commercial Services & Supplies — 10.6%
ABM Industries, Inc.	162,567	6,996,884
Brady Corp., Class A	183,024	6,570,562
Healthcare Services Group, Inc.	165,119	7,904,246
Matthews International Corp., Class A	105,471	6,723,776
McGrath RentCorp	209,983	6,965,136
MSA Safety, Inc.	101,868	8,261,495
		43,422,099
Diversified Telecommunication Services — 1.5%
ATN International, Inc.	97,376	6,372,286
Electric Utilities — 3.8%
ALLETE, Inc.	107,645	7,900,067
Portland General Electric Co.	161,285	7,635,232
		15,535,299
Electronic Equipment, Instruments & Components — 1.9%
Badger Meter, Inc.	197,142	7,727,966
Equity Real Estate Investment Trusts (REITs) — 5.5%
National Health Investors, Inc.	100,977	7,625,783
Universal Health Realty Income Trust	116,913	8,387,339
Urstadt Biddle Properties, Inc., Class A	343,554	6,431,331
		22,444,453
Food & Staples Retailing — 1.6%
Andersons, Inc. (The)	184,677	6,482,163
Food Products — 6.8%
Calavo Growers, Inc.	120,273	8,142,482
J&J Snack Foods Corp.	51,539	6,705,224
Investments	Shares	Value
Common Stocks (continued)
Lancaster Colony Corp.	54,482	$6,746,506
Tootsie Roll Industries, Inc.	186,118	6,458,295
		28,052,507
Gas Utilities — 11.1%
Chesapeake Utilities Corp.	104,318	7,745,612
New Jersey Resources Corp.	185,876	7,788,204
Northwest Natural Gas Co.	123,703	7,576,809
South Jersey Industries, Inc.	209,125	7,614,241
Spire, Inc.	108,757	7,705,433
WGL Holdings, Inc.	87,143	7,210,212
		45,640,511
Health Care Equipment & Supplies — 2.0%
Atrion Corp.	14,976	8,261,510
Health Care Providers & Services — 3.2%
National HealthCare Corp.	99,158	6,792,323
Owens & Minor, Inc.	204,172	6,509,003
		13,301,326
Hotels, Restaurants & Leisure — 1.7%
International Speedway Corp., Class A	195,258	6,892,607
Insurance — 5.1%
American Equity Investment Life Holding Co.	283,303	7,099,573
Infinity Property & Casualty Corp.	74,466	7,130,119
RLI Corp.	120,051	6,667,633
		20,897,325
IT Services — 1.7%
Cass Information Systems, Inc.	111,485	6,827,341
Machinery — 3.4%
Franklin Electric Co., Inc.	171,818	6,563,447
Lindsay Corp.	88,578	7,562,790
		14,126,237
Media — 1.5%
Meredith Corp.	114,867	6,214,305
Multi-Utilities — 5.7%
Avista Corp.	184,202	7,891,214
Black Hills Corp.	109,910	7,643,141
NorthWestern Corp.	124,543	7,716,684
		23,251,039

See accompanying notes to the financial statements.

6 :: SMDV RUSSELL 2000 DIVIDEND GROWERS ETF :: MAY 31, 2017 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Shares	Value
Common Stocks (continued)
Specialty Retail — 2.2%
Aaron's, Inc.	243,907	$8,907,484
Tobacco — 3.5%
Universal Corp.	102,305	6,793,052
Vector Group Ltd.	348,574	7,577,999
		14,371,051
Trading Companies & Distributors — 1.8%
GATX Corp.	121,353	7,218,076
Water Utilities — 8.5%
California Water Service Group	205,049	7,104,948
Connecticut Water Service, Inc.	134,238	7,122,668
Middlesex Water Co.	195,686	6,911,630
SJW Group	149,618	7,187,649
York Water Co. (The)	205,344	6,796,886
		35,123,781
Total Common Stocks (Cost $388,661,334)		409,537,279
Investments	Principal Amount	Value
Short-Term Investment — 0.1%
Repurchase Agreement (a) — 0.1%
Repurchase Agreements with various counterparties, rates 0.60% - 0.81%, dated 5/31/2017, due 6/1/2017, total to be received $282,961 (Cost $282,955)	$282,955	$282,955
Total Investments — 99.9% (Cost $388,944,289)		409,820,234
Other assets less liabilities — 0.1%		570,879
Net Assets — 100.0%		$410,391,113

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subjected to repurchase.

As of May 31, 2017, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$28,521,566
Aggregate gross unrealized depreciation	(7,817,276)
Net unrealized appreciation	$20,704,290
Federal income tax cost of investments	$389,115,944

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2017 :: RUSSELL 2000 DIVIDEND GROWERS ETF SMDV :: 7

Investments	Shares	Value
Common Stocks — 99.6%
Aerospace & Defense — 3.4%
BAE Systems plc	125,394	$1,077,294
Cobham plc	578,186	1,000,188
		2,077,482
Beverages — 1.7%
Diageo plc	35,014	1,051,835
Biotechnology — 1.6%
Shire plc	16,540	954,769
Capital Markets — 1.7%
Aberdeen Asset Management plc	277,785	1,036,373
Chemicals — 5.2%
Croda International plc	20,436	1,045,513
Fuchs Petrolub SE (Preference)	19,221	1,073,460
Novozymes A/S, Class B	23,757	1,076,550
		3,195,523
Commercial Services & Supplies — 1.7%
Babcock International Group plc	85,602	1,031,039
Diversified Financial Services — 3.5%
Groupe Bruxelles Lambert SA	10,868	1,057,000
Mitsubishi UFJ Lease & Finance Co. Ltd.	213,529	1,090,961
		2,147,961
Diversified Telecommunication Services — 1.7%
Inmarsat plc	101,972	1,053,126
Electric Utilities — 5.2%
Cheung Kong Infrastructure Holdings Ltd.	121,697	1,048,702
Red Electrica Corp. SA	48,477	1,088,885
SSE plc	53,182	1,033,262
		3,170,849
Equity Real Estate Investment Trusts (REITs) — 3.5%
CapitaLand Commercial Trust	863,089	1,035,657
Link REIT	139,306	1,099,438
		2,135,095
Food & Staples Retailing — 3.5%
FamilyMart UNY Holdings Co. Ltd.	18,714	1,052,594
Sundrug Co. Ltd.	27,336	1,065,408
		2,118,002
Investments	Shares	Value
Common Stocks (continued)
Food Products — 8.7%
Associated British Foods plc	27,827	$1,076,261
Chocoladefabriken Lindt & Spruengli AG, Class PC	171	1,040,086
Chocoladefabriken Lindt & Spruengli AG (Registered)	15	1,101,959
Kerry Group plc, Class A	11,909	1,052,451
Nestle SA (Registered)	12,369	1,056,584
		5,327,341
Gas Utilities — 1.7%
APA Group	150,216	1,071,315
Health Care Equipment & Supplies — 5.3%
Coloplast A/S, Class B	12,715	1,089,709
Essilor International SA	7,862	1,046,311
Sysmex Corp.	18,684	1,111,730
		3,247,750
Health Care Providers & Services — 6.9%
Fresenius Medical Care AG & Co. KGaA	11,425	1,094,086
Miraca Holdings, Inc.	24,674	1,038,635
Ramsay Health Care Ltd.	20,045	1,028,608
Ryman Healthcare Ltd.	178,616	1,056,016
		4,217,345
Hotels, Restaurants & Leisure — 3.4%
Compass Group plc	50,158	1,081,350
Paddy Power Betfair plc	9,622	1,008,959
		2,090,309
Household Durables — 1.8%
SEB SA	6,218	1,092,172
Insurance — 3.4%
Prudential plc	45,702	1,024,222
Standard Life plc	209,263	1,034,127
		2,058,349
Media — 5.2%
SES SA, FDR	44,365	1,098,544
Sky plc	79,774	1,020,574
WPP plc	46,740	1,052,312
		3,171,430
Multiline Retail — 3.4%
Don Quijote Holdings Co. Ltd.	27,792	1,088,207
Next plc	18,152	1,021,693
		2,109,900

See accompanying notes to the financial statements.

8 :: EFAD MSCI EAFE DIVIDEND GROWERS ETF :: MAY 31, 2017 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Shares	Value
Common Stocks (continued)
Oil, Gas & Consumable Fuels — 3.4%
Enagas SA	36,330	$1,081,177
Statoil ASA	57,105	996,002
		2,077,179
Personal Products — 1.7%
L'Oreal SA	4,990	1,068,663
Pharmaceuticals — 8.6%
Novartis AG (Registered)	12,934	1,060,065
Novo Nordisk A/S, Class B	25,509	1,084,997
Roche Holding AG	3,815	1,048,036
Sanofi	10,564	1,047,391
Vifor Pharma AG	8,596	1,011,921
		5,252,410
Professional Services — 5.1%
Capita plc	137,890	1,036,903
Intertek Group plc	19,259	1,068,835
Wolters Kluwer NV	23,530	1,033,243
		3,138,981
Specialty Retail — 1.5%
Shimamura Co. Ltd.	7,296	938,184
Tobacco — 1.7%
British American Tobacco plc	14,859	1,060,777
Trading Companies & Distributors — 3.4%
Ashtead Group plc	51,214	1,035,356
Bunzl plc	32,649	1,025,045
		2,060,401
Transportation Infrastructure — 1.7%
Abertis Infraestructuras SA	57,018	1,044,141
Total Common Stocks (Cost $57,209,043)		60,998,701
Investments	Principal Amount	Value
Short-Term Investment — 0.1%
Repurchase Agreement (a) — 0.1%
Repurchase Agreements with various counterparties, rates 0.60% - 0.81%, dated 5/31/2017, due 6/1/2017, total to be received $82,437 (Cost $82,435)	$82,435	$82,435
Total Investments — 99.7% (Cost $57,291,478)		61,081,136
Other assets less liabilities — 0.3%		180,851
Net Assets — 100.0%		$61,261,987

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subjected to repurchase.

Abbreviations

FDR  Fiduciary Depositary Receipt

Preference  A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.

As of May 31, 2017, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$4,518,138
Aggregate gross unrealized depreciation	(785,458)
Net unrealized appreciation	$3,732,680
Federal income tax cost of investments	$57,348,456

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2017 :: MSCI EAFE DIVIDEND GROWERS ETF EFAD :: 9

MSCI EAFE Dividend Growers ETF invested, as a percentage of net assets, in the following countries as of May 31, 2017:

United Kingdom	35.6%
Japan	12.1%
Switzerland	10.3%
France	8.7%
Denmark	5.3%
Spain	5.3%
Germany	3.6%
Australia	3.4%
Ireland	3.4%
China	1.8%
Belgium	1.7%
New Zealand	1.7%
Hong Kong	1.7%
Singapore	1.7%
Netherlands	1.7%
Norway	1.6%
Other[1]	0.4%
100.0%

1  Includes any non-equity securities and net other assets (liabilities).

See accompanying notes to the financial statements.

10 :: EFAD MSCI EAFE DIVIDEND GROWERS ETF :: MAY 31, 2017 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Shares	Value
Common Stocks — 99.6%
Aerospace & Defense — 4.4%
BAE Systems plc	24,431	$209,893
Cobham plc	112,652	194,874
		404,767
Beverages — 2.2%
Diageo plc	6,822	204,936
Biotechnology — 2.0%
Shire plc	3,223	186,047
Capital Markets — 2.2%
Aberdeen Asset Management plc	53,813	200,768
Chemicals — 6.7%
Croda International plc	3,982	203,721
Fuchs Petrolub SE (Preference)	3,745	209,152
Novozymes A/S, Class B	4,629	209,763
		622,636
Commercial Services & Supplies — 2.2%
Babcock International Group plc	16,678	200,879
Diversified Financial Services — 2.2%
Groupe Bruxelles Lambert SA	2,117	205,895
Diversified Telecommunication Services — 2.2%
Inmarsat plc	19,868	205,189
Electric Utilities — 4.5%
Red Electrica Corp. SA	9,445	212,153
SSE plc	10,362	201,321
		413,474
Food Products — 11.2%
Associated British Foods plc	5,422	209,706
Chocoladefabriken Lindt & Spruengli AG, Class PC	32	194,636
Chocoladefabriken Lindt & Spruengli AG (Registered)	3	220,391
Kerry Group plc, Class A	2,320	205,029
Nestle SA (Registered)	2,410	205,867
		1,035,629
Health Care Equipment & Supplies — 4.5%
Coloplast A/S, Class B	2,489	213,314
Essilor International SA	1,543	205,349
		418,663
Investments	Shares	Value
Common Stocks (continued)
Health Care Providers & Services — 2.3%
Fresenius Medical Care AG & Co. KGaA	2,227	$213,263
Hotels, Restaurants & Leisure — 4.4%
Compass Group plc	9,773	210,695
Paddy Power Betfair plc	1,875	196,612
		407,307
Household Durables — 2.3%
SEB SA	1,212	212,884
Insurance — 4.3%
Prudential plc	8,904	199,547
Standard Life plc	40,772	201,485
		401,032
Media — 6.7%
SES SA, FDR	8,644	214,038
Sky plc	15,543	198,846
WPP plc	9,107	205,037
		617,921
Multiline Retail — 2.2%
Next plc	3,537	199,082
Oil, Gas & Consumable Fuels — 4.4%
Enagas SA	7,078	210,641
Statoil ASA	11,126	194,055
		404,696
Personal Products — 2.2%
L'Oreal SA	967	207,094
Pharmaceuticals — 11.1%
Novartis AG (Registered)	2,520	206,538
Novo Nordisk A/S, Class B	4,970	211,393
Roche Holding AG	743	204,113
Sanofi	2,058	204,045
Vifor Pharma AG	1,675	197,181
		1,023,270
Professional Services — 6.6%
Capita plc	26,866	202,026
Intertek Group plc	3,752	208,228
Wolters Kluwer NV	4,580	201,116
		611,370

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2017 :: MSCI EUROPE DIVIDEND GROWERS ETF EUDV :: 11

Investments	Shares	Value
Common Stocks (continued)
Tobacco — 2.2%
British American Tobacco plc	2,874	$205,173
Trading Companies & Distributors — 4.4%
Ashtead Group plc	9,978	201,718
Bunzl plc	6,361	199,709
		401,427
Transportation Infrastructure — 2.2%
Abertis Infraestructuras SA	11,109	203,433
Total Common Stocks (Cost $8,884,428)		9,206,835
	Principal Amount
Short-Term Investment — 0.1%
Repurchase Agreement (a) — 0.1%
Repurchase Agreements with various counterparties, rates 0.60% - 0.81%, dated 5/31/2017, due 6/1/2017, total to be received $7,858 (Cost $7,858)	$7,858	7,858
Total Investments — 99.7% (Cost $8,892,286)		9,214,693
Other assets less liabilities — 0.3%		28,906
Net Assets — 100.0%		$9,243,599

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subjected to repurchase.

Abbreviations

FDR  Fiduciary Depositary Receipt

Preference  A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.

As of May 31, 2017, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$523,987
Aggregate gross unrealized depreciation	(215,979)
Net unrealized appreciation	$308,008
Federal income tax cost of investments	$8,906,685

MSCI Europe Dividend Growers ETF invested, as a percentage of net assets, in the following countries as of May 31, 2017:

United Kingdom	46.0%
Switzerland	13.3%
France	11.3%
Denmark	6.8%
Spain	6.8%
Germany	4.6%
Ireland	4.3%
Belgium	2.2%
Netherlands	2.2%
Norway	2.1%
Other[1]	0.4%
100.0%

1  Includes any non-equity securities and net other assets (liabilities).

See accompanying notes to the financial statements.

12 :: EUDV MSCI EUROPE DIVIDEND GROWERS ETF :: MAY 31, 2017 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Shares	Value
Common Stocks — 99.6%
Auto Components — 1.5%
Hyundai Mobis Co. Ltd.	646	$158,384
Automobiles — 6.0%
Hyundai Motor Co.	1,037	150,974
Hyundai Motor Co. (2nd Preference)	1,596	161,795
Hyundai Motor Co. (Preference)	1,687	159,720
Kia Motors Corp.	4,493	156,709
		629,198
Banks — 10.4%
Axis Bank Ltd.	20,121	160,310
Bancolombia SA, ADR	3,522	155,003
Bank Central Asia Tbk. PT	116,520	150,024
Bank Rakyat Indonesia Persero Tbk. PT	143,841	156,314
Capitec Bank Holdings Ltd.	2,655	157,656
E.Sun Financial Holding Co. Ltd.	253,645	156,847
Grupo Financiero Inbursa SAB de CV, Class O	90,647	150,219
		1,086,373
Chemicals — 1.5%
Asian Paints Ltd.	9,004	160,654
Commercial Services & Supplies — 1.5%
China Everbright International Ltd.	123,591	157,808
Construction & Engineering — 3.1%
China State Construction International Holdings Ltd.	91,257	158,330
Larsen & Toubro Ltd., GDR	5,873	159,452
		317,782
Construction Materials — 1.5%
Grupo Argos SA	21,658	155,506
Consumer Finance — 3.0%
Bajaj Finance Ltd.	7,845	161,344
Gentera SAB de CV*	94,420	151,965
		313,309
Diversified Financial Services — 5.8%
FirstRand Ltd.	41,676	156,694
Grupo de Inversiones Suramericana SA	11,707	154,948
Power Finance Corp. Ltd.	65,437	135,448
RMB Holdings Ltd.	33,233	155,865
		602,955
Investments	Shares	Value
Common Stocks (continued)
Electronic Equipment, Instruments & Components — 1.5%
Sunny Optical Technology Group Co. Ltd.	20,357	$158,571
Equity Real Estate Investment Trusts (REITs) — 1.6%
Resilient REIT Ltd.	17,891	164,068
Food & Staples Retailing — 6.1%
BIM Birlesik Magazalar A/S	8,942	159,049
Dongsuh Cos., Inc.	5,544	160,437
Shoprite Holdings Ltd.	10,390	165,575
SPAR Group Ltd. (The)	11,833	154,213
		639,274
Gas Utilities — 3.1%
China Gas Holdings Ltd.	105,309	160,547
China Resources Gas Group Ltd.	52,360	160,590
		321,137
Health Care Providers & Services — 3.1%
Bangkok Dusit Medical Services PCL, Class F	295,598	161,425
Sinopharm Group Co. Ltd., Class H	36,124	165,031
		326,456
Hotels, Restaurants & Leisure — 1.5%
Jollibee Foods Corp.	38,426	157,950
Household Products — 1.4%
Unilever Indonesia Tbk. PT	42,784	148,315
Independent Power and Renewable Electricity Producers — 1.5%
China Power International Development Ltd.	415,485	158,355
Industrial Conglomerates — 3.1%
Alfa SAB de CV, Class A	110,044	158,875
Bidvest Group Ltd. (The)	12,711	165,597
		324,472
Insurance — 4.5%
Discovery Ltd.	16,326	159,488
MMI Holdings Ltd.	94,427	157,822
Sanlam Ltd.	29,796	155,921
		473,231
Internet Software & Services — 1.5%
Tencent Holdings Ltd.	4,536	155,768

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2017 :: MSCI EMERGING MARKETS DIVIDEND GROWERS ETF EMDV :: 13

Investments	Shares	Value
Common Stocks (continued)
IT Services — 3.1%
Infosys Ltd., ADR	10,535	$159,079
Tata Consultancy Services Ltd.	4,054	160,011
		319,090
Machinery — 1.5%
Eicher Motors Ltd.*	362	159,539
Oil, Gas & Consumable Fuels — 7.1%
LUKOIL PJSC	3,131	151,968
Qatar Gas Transport Co. Ltd.	29,897	154,855
Reliance Industries Ltd.*	7,668	159,338
Rosneft Oil Co. PJSC	21,933	116,606
Ultrapar Participacoes SA, ADR	7,033	162,181
		744,948
Paper & Forest Products — 1.5%
Mondi Ltd.	6,085	160,205
Personal Products — 3.0%
AMOREPACIFIC Group	1,137	152,839
Hengan International Group Co. Ltd.	21,954	153,966
		306,805
Real Estate Management & Development — 6.3%
Ayala Land, Inc.	208,568	165,094
China Overseas Land & Investment Ltd.	54,347	163,197
China Vanke Co. Ltd., Class H	62,558	166,178
Shanghai Lujiazui Finance & Trade Zone Development Co. Ltd., Class B	99,020	157,244
		651,713
Semiconductors & Semiconductor Equipment — 1.5%
Vanguard International Semiconductor Corp.	82,305	155,148
Specialty Retail — 3.1%
Mr Price Group Ltd.	14,100	161,266
Truworths International Ltd.	27,808	158,706
		319,972
Technology Hardware, Storage & Peripherals — 3.0%
Foxconn Technology Co. Ltd.	53,992	152,935
Micro-Star International Co. Ltd.	67,490	157,063
		309,998
Textiles, Apparel & Luxury Goods — 1.5%
Eclat Textile Co. Ltd.	15,140	154,274
Investments	Shares	Value
Common Stocks (continued)
Thrifts & Mortgage Finance — 3.2%
Housing Development Finance Corp. Ltd.	6,651	$161,827
LIC Housing Finance Ltd.	14,796	168,347
		330,174
Tobacco — 1.6%
ITC Ltd.*	35,337	170,770
Total Common Stocks (Cost $9,113,410)		10,392,202
	Principal Amount
Short-Term Investment — 0.5%
Repurchase Agreement (a) — 0.5%
Repurchase Agreements with various counterparties, rates 0.60% - 0.81%, dated 5/31/2017, due 6/1/2017, total to be received $51,648 (Cost $51,648)	$51,648	51,648
Total Investments — 100.1% (Cost $9,165,058)		10,443,850
Liabilities less other assets — (0.1%)		(7,923)
Net Assets — 100.0%		$10,435,927

*  Non-income producing security.

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subjected to repurchase.

Abbreviations

ADR  American Depositary Receipt

GDR  Global Depositary Receipt

PJSC  Public Joint Stock Company

Preference  A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.

As of May 31, 2017, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$1,275,190
Aggregate gross unrealized depreciation	(150,342)
Net unrealized appreciation	$1,124,848
Federal income tax cost of investments	$9,319,002

See accompanying notes to the financial statements.

14 :: EMDV MSCI EMERGING MARKETS DIVIDEND GROWERS ETF :: MAY 31, 2017 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

MSCI Emerging Markets Dividend Growers ETF invested, as a percentage of net assets, in the following countries as of May 31, 2017:

South Africa	19.9%
India	18.4%
China	18.4%
South Korea	10.5%
Taiwan	7.4%
Colombia	4.5%
Mexico	4.4%
Indonesia	4.4%
Philippines	3.1%
Russia	2.6%
Brazil	1.5%
Thailand	1.5%
Turkey	1.5%
Qatar	1.5%
Other[1]	0.4%
100.0%

1  Includes any non-equity securities and net other assets (liabilities).

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2017 :: MSCI EMERGING MARKETS DIVIDEND GROWERS ETF EMDV :: 15

Investments	Shares	Value
Exchange Traded Funds — 100.0%
ProShares DJ Brookfield Global Infrastructure ETF (a)	22,471	$969,736
ProShares Global Listed Private Equity ETF (a)	68,740	2,975,411
ProShares Hedge Replication ETF*(a)	109,009	4,798,031
ProShares Inflation Expectations ETF (a)	131,140	3,708,639
ProShares Managed Futures Strategy ETF*(a)	87,575	3,599,333
ProShares Merger ETF (a)	60,556	2,166,391
ProShares RAFI Long/Short (a)	87,675	3,320,252
Total Exchange Traded Funds (Cost $21,295,208)		21,537,793
	Principal Amount
Short-Term Investment — 0.2%
Repurchase Agreement (b) — 0.2%
Repurchase Agreements with various counterparties, rates 0.60% - 0.81%, dated 5/31/2017, due 6/1/2017, total to be received $44,448 (Cost $44,448)	$44,448	44,448
Total Investments — 100.2% (Cost $21,339,656)		21,582,241
Liabilities less other assets — (0.2%)		(40,623)
Net Assets — 100.0%		$21,541,618

*  Non-income producing security.

(a)  Affiliated company as defined under the Investment Company Act of 1940.

(b)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subjected to repurchase.

As of May 31, 2017, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$436,961
Aggregate gross unrealized depreciation	(197,162)
Net unrealized appreciation	$239,799
Federal income tax cost of investments	$21,342,442

Investment in a company which was affiliated for the period ending May 31, 2017, was as follows:

Security	Value May 31, 2016	Purchases at Cost	Sales at Cost	Value May 31, 2017	Dividend Income	Net Realized Gain/(Loss)
ProShares DJ Brookfield Global Infrastructure ETF	$1,276,631	$3,231,333	$3,610,603	$969,736	$65,847	$17,304
ProShares Global Listed Private Equity ETF	2,826,080	2,636,952	2,813,887	2,975,411	99,254	(7,992)
ProShares Hedge Replication ETF	3,388,416	2,956,837	1,699,763	4,798,031	–	28,153
ProShares Inflation Expectations ETF	475,818	3,932,632	673,176	3,708,639	15,856	8,605
ProShares Managed Futures Strategy ETF	4,383,853	2,463,975	3,373,703	3,599,333	–	46,804
ProShares Merger ETF	5,275,804	1,535,323	4,529,701	2,166,391	18,582	(102,508)
ProShares RAFI Long/Short	4,198,051	2,557,284	3,331,414	3,320,252	37,378	(68,436)
	$21,824,653	$19,314,336	$20,032,247	$21,537,793	$236,917	$(78,070)

Further information about each affiliated Underlying Fund may be found herein.

See accompanying notes to the financial statements.

16 :: ALTS MORNINGSTAR ALTERNATIVES SOLUTION ETF :: MAY 31, 2017 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Shares	Value
Common Stocks — 84.2%
Construction & Engineering — 5.8%
Ferrovial SA	22,806	$513,792
Vinci SA	21,929	1,914,796
		2,428,588
Diversified Telecommunication Services — 0.6%
Cellnex Telecom SA (a)	6,491	135,989
Ei Towers SpA	720	42,948
Infrastrutture Wireless Italiane SpA (a)	10,189	60,377
		239,314
Electric Utilities — 11.2%
AusNet Services	73,805	92,955
Edison International	11,524	940,013
Elia System Operator SA/NV	1,255	73,380
Eversource Energy	11,208	695,681
Fortis, Inc.	17,727	583,573
Hydro One Ltd. (a)	12,173	213,930
PG&E Corp.	17,929	1,225,985
Red Electrica Corp. SA	18,543	416,085
Spark Infrastructure Group	71,405	143,255
Terna Rete Elettrica Nazionale SpA	59,697	337,315
		4,722,172
Equity Real Estate Investment Trusts (REITs) — 9.3%
American Tower Corp.	15,110	1,982,281
Crown Castle International Corp.	12,752	1,296,241
InfraREIT, Inc.	1,301	25,096
SBA Communications Corp.*	4,320	596,938
		3,900,556
Gas Utilities — 6.7%
APA Group	41,430	294,916
Atmos Energy Corp.	3,229	269,008
China Gas Holdings Ltd.	86,787	132,310
China Resources Gas Group Ltd.	30,473	93,462
ENN Energy Holdings Ltd.	28,062	147,646
Hong Kong & China Gas Co. Ltd.	274,229	586,285
Italgas SpA	18,351	97,136
New Jersey Resources Corp.	2,639	110,574
Northwest Natural Gas Co.	869	53,226
ONE Gas, Inc.	1,597	112,828
Southwest Gas Holdings, Inc.	1,454	115,695
Spire, Inc.	1,481	104,929
Toho Gas Co. Ltd.	18,934	146,001
Tokyo Gas Co. Ltd.	75,344	391,176
Towngas China Co. Ltd.*	37,224	23,120
WGL Holdings, Inc.	1,566	129,571
		2,807,883
Investments	Shares	Value
Common Stocks (continued)
Industrial Conglomerates — 0.2%
Beijing Enterprises Holdings Ltd.	17,761	$84,217
Media — 1.4%
Eutelsat Communications SA	7,313	188,125
SES SA, FDR	16,343	404,263
		592,388
Multi-Utilities — 11.4%
ACEA SpA	1,885	30,810
CenterPoint Energy, Inc.	15,234	435,845
Consolidated Edison, Inc.	10,790	893,304
National Grid plc	154,693	2,171,527
NiSource, Inc.	9,929	258,849
NorthWestern Corp.	1,702	105,456
Sempra Energy	7,730	900,467
Unitil Corp.	510	24,266
		4,820,524
Oil, Gas & Consumable Fuels — 21.1%
Cheniere Energy, Inc.*	7,305	355,900
Enagas SA	8,432	250,679
Enbridge Energy Management LLC*	2,308	37,113
Enbridge Income Fund Holdings, Inc.	4,337	104,151
Enbridge, Inc.	60,870	2,343,143
EnLink Midstream LLC	1,820	31,031
Inter Pipeline Ltd.	13,711	271,510
Keyera Corp.	6,891	205,069
Kinder Morgan, Inc.	59,237	1,111,286
Koninklijke Vopak NV	2,462	111,485
ONEOK, Inc.	6,470	321,430
Pembina Pipeline Corp.	14,868	475,146
Plains GP Holdings LP, Class A	4,176	111,374
SemGroup Corp., Class A	1,620	50,220
Snam SpA	90,259	413,884
Tallgrass Energy GP LP	1,779	45,845
Targa Resources Corp.	5,954	273,467
TransCanada Corp.	32,276	1,498,336
Veresen, Inc.	11,614	157,851
Williams Cos., Inc. (The)	25,480	728,728
		8,897,648
Transportation Infrastructure — 11.6%
Abertis Infraestructuras SA	25,031	457,911
Aena SA (a)	3,149	635,676
Aeroports de Paris	1,392	212,742
Atlantia SpA	20,146	560,796
Auckland International Airport Ltd.	39,434	195,294

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2017 :: DJ BROOKFIELD GLOBAL INFRASTRUCTURE ETF TOLZ :: 17

Investments	Shares	Value
Common Stocks (continued)
Beijing Capital International Airport Co. Ltd., Class H	60,636	$88,551
China Merchants Port Holdings Co. Ltd.	31,211	92,521
Flughafen Zuerich AG (Registered)	795	196,996
Fraport AG Frankfurt Airport Services Worldwide	1,568	127,121
Groupe Eurotunnel SE (Registered)	23,442	276,108
Grupo Aeroportuario del Centro Norte SAB de CV, ADR	1,527	65,890
Grupo Aeroportuario del Pacifico SAB de CV, ADR	1,579	158,326
Grupo Aeroportuario del Sureste SAB de CV, ADR	859	169,549
Hopewell Highway Infrastructure Ltd.	42,858	23,979
Hutchison Port Holdings Trust, Class U	221,885	89,863
Japan Airport Terminal Co. Ltd.	2,905	113,839
Jiangsu Expressway Co. Ltd., Class H	51,877	75,360
Macquarie Atlas Roads Group	21,550	93,675
Shenzhen Expressway Co. Ltd., Class H*	29,612	28,310
Societa Iniziative Autostradali e Servizi SpA	2,876	32,146
Sydney Airport	46,709	258,221
Transurban Group	87,471	800,742
Westshore Terminals Investment Corp.	2,373	38,208
Zhejiang Expressway Co. Ltd., Class H	60,871	71,397
		4,863,221
Water Utilities — 4.9%
American States Water Co.	1,318	60,351
American Water Works Co., Inc.	6,304	492,847
Aqua America, Inc.	6,220	203,332
Beijing Enterprises Water Group Ltd.*	207,775	166,379
California Water Service Group	1,685	58,385
Cia de Saneamento Basico do Estado de Sao Paulo, ADR*	14,508	129,556
Pennon Group plc	17,466	207,263
Severn Trent plc	10,046	323,594
SJW Group	553	26,566
United Utilities Group plc	29,063	385,322
		2,053,595
Total Common Stocks (Cost $31,345,774)		35,410,106
Master Limited Partnerships — 14.8%
Electric Utilities — 0.5%
Brookfield Infrastructure Partners LP	4,856	196,668
Investments	Shares	Value
Master Limited Partnerships (continued)
Oil, Gas & Consumable Fuels — 14.3%
Antero Midstream Partners LP	2,334	$80,850
Boardwalk Pipeline Partners LP	3,799	68,648
Buckeye Partners LP	4,305	275,520
Cheniere Energy Partners LP	1,364	43,853
Crestwood Equity Partners LP	1,460	33,434
DCP Midstream LP	2,766	93,435
Dominion Energy Midstream Partners LP	1,143	32,747
Enable Midstream Partners LP	961	14,828
Enbridge Energy Partners LP	6,574	108,865
Energy Transfer Equity LP	25,519	434,844
Energy Transfer Partners LP	32,869	715,229
EnLink Midstream Partners LP	4,526	76,806
Enterprise Products Partners LP	43,499	1,166,208
EQT GP Holdings LP	824	21,548
EQT Midstream Partners LP	1,806	133,211
Genesis Energy LP	3,041	94,849
Holly Energy Partners LP	1,173	38,427
Magellan Midstream Partners LP	7,036	510,743
MPLX LP	8,304	274,447
Noble Midstream Partners LP	384	17,660
NuStar Energy LP	2,323	105,882
NuStar GP Holdings LLC	1,040	26,988
ONEOK Partners LP	5,227	255,653
Phillips 66 Partners LP	1,382	68,437
Plains All American Pipeline LP	13,587	359,784
Rice Midstream Partners LP	2,227	54,584
Shell Midstream Partners LP	2,711	80,869
Spectra Energy Partners LP	1,917	82,699
Summit Midstream Partners LP	1,465	33,842
TC PipeLines LP	1,502	84,518
Tesoro Logistics LP	2,117	112,159
TransMontaigne Partners LP	396	16,454
Valero Energy Partners LP	683	30,878
Western Gas Equity Partners LP	1,207	52,372
Western Gas Partners LP	2,185	121,770
Williams Partners LP	7,367	288,565
		6,011,606
Total Master Limited Partnerships (Cost $6,728,646)		6,208,274
Closed End Funds — 0.5%
Capital Markets — 0.5%
3i Infrastructure plc	32,249	82,562
HICL Infrastructure Co. Ltd.	67,409	148,519
Total Closed End Funds (Cost $231,716)		231,081

See accompanying notes to the financial statements.

18 :: TOLZ DJ BROOKFIELD GLOBAL INFRASTRUCTURE ETF :: MAY 31, 2017 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Short-Term Investment — 0.1%
Repurchase Agreement (b) — 0.1%
Repurchase Agreements with various counterparties, rates 0.60% - 0.81%, dated 5/31/2017, due 6/1/2017, total to be received $29,192 (Cost $29,192)	$29,192	$29,192
Total Investments — 99.6% (Cost $38,335,328)		41,878,653
Other assets less liabilities — 0.4%		181,155
Net Assets — 100.0%		$42,059,808

*  Non-income producing security.

(a)  Securities exempt from registration under Rule 144A or section 4(2), of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of all such securities at 5/31/2017 amounts to $1,045,972, which represents approximately 2.49% of net assets of the Fund.

(b)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subjected to repurchase.

Abbreviations

ADR  American Depositary Receipt

FDR  Fiduciary Depositary Receipt

As of May 31, 2017, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$5,330,988
Aggregate gross unrealized depreciation	(1,451,537)
Net unrealized appreciation	$3,879,451
Federal income tax cost of investments	$37,999,202

DJ Brookfield Global Infrastructure ETF invested, as a percentage of net assets, in the following countries as of May 31, 2017:

United States	48.2%
Canada	14.5%
United Kingdom	7.9%
France	6.1%
Spain	5.7%
Australia	4.0%
Italy	3.7%
China	2.0%
Hong Kong	1.9%
Japan	1.5%
Luxembourg	0.9%
Mexico	0.8%
Switzerland	0.5%
New Zealand	0.5%
Brazil	0.3%
Germany	0.3%
Netherlands	0.3%
Singapore	0.2%
Belgium	0.2%
Other[1]	0.5%
100.0%

1  Includes any non-equity securities and net other assets (liabilities).

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2017 :: DJ BROOKFIELD GLOBAL INFRASTRUCTURE ETF TOLZ :: 19

Investments	Shares	Value
Common Stocks — 92.6%
Capital Markets — 65.4%
3i Group plc	113,503	$1,308,875
Altamir	5,826	107,987
Apollo Investment Corp.	47,214	296,504
Ares Capital Corp.	64,628	1,076,056
AURELIUS Equity Opportunities SE & Co. KGaA	5,220	304,101
BlackRock Capital Investment Corp.	16,196	125,843
Brait SE*	65,129	403,934
Fifth Street Finance Corp.	24,091	98,532
FS Investment Corp.	52,652	476,501
Gimv NV	4,209	261,610
Golub Capital BDC, Inc.	12,824	260,712
Hercules Capital, Inc.	18,023	234,840
Intermediate Capital Group plc	52,226	593,839
IP Group plc*	98,915	177,151
Main Street Capital Corp.	11,795	449,625
New Mountain Finance Corp.	14,615	212,648
PennantPark Investment Corp.	15,793	118,132
Prospect Capital Corp.	54,585	435,588
Ratos AB, Class B	50,979	250,455
Solar Capital Ltd.	9,003	194,555
TCP Capital Corp.	11,945	201,751
Triangle Capital Corp.	10,351	184,558
		7,773,797
Diversified Financial Services — 24.5%
Eurazeo SA	12,008	858,991
Onex Corp.	15,707	1,141,704
Wendel SA	5,993	914,238
		2,914,933
Internet Software & Services — 2.7%
Rocket Internet SE*(a)	13,436	314,470
Total Common Stocks (Cost $10,390,186)		11,003,200
Closed End Funds — 5.3%
Capital Markets — 5.3%
Electra Private Equity plc	8,455	299,145
HBM Healthcare Investments AG Class A*	1,387	165,973
HgCapital Trust plc	8,285	162,044
Total Closed End Funds (Cost $607,598)		627,162
Master Limited Partnership — 1.5%
Diversified Financial Services — 1.5%
Compass Diversified Holdings (Cost $207,750)	11,336	183,076
Investments	No. of Rights	Value
Right — 0.0%
Capital Markets — 0.0%
IP Group plc, expiring 6/7/2017, at 1.40 GBP (Cost $–)*(b)(c)	7,608	$—
	Principal Amount
Short-Term Investment — 0.3%
Repurchase Agreement (d) — 0.3%
Repurchase Agreements with various counterparties, rates 0.60% - 0.81%, dated 5/31/2017, due 6/1/2017, total to be received $38,475 (Cost $38,475)	$38,475	38,475
Total Investments — 99.7% (Cost $11,244,009)		11,851,913
Other assets less liabilities — 0.3%		29,895
Net Assets — 100.0%		$11,881,808

*  Non-income producing security.

(a)  Securities exempt from registration under Rule 144A or section 4(2), of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of all such securities at 5/31/2017 amounts to $314,470, which represents approximately 2.65% of net assets of the Fund.

(b)  Security fair valued as of 5/31/2017 in accordance with procedures approved by the Board of Trustees. Total value of all such securities at 5/31/2017 amounted to $0, which represents approximately 0.00% of net assets of the Fund.

(c)  Illiquid security.

(d)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subjected to repurchase.

Abbreviations

GBP  British Pound

As of May 31, 2017, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$1,129,196
Aggregate gross unrealized depreciation	(766,409)
Net unrealized depreciation	$362,787
Federal income tax cost of investments	$11,489,126
See accompanying notes to the financial statements.

20 :: PEX GLOBAL LISTED PRIVATE EQUITY ETF :: MAY 31, 2017 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Global Listed Private Equity ETF invested, as a percentage of net assets, in the following countries as of May 31, 2017:

United States	38.3%
United Kingdom	21.4%
France	15.8%
Canada	9.6%
Germany	5.2%
South Africa	3.4%
Belgium	2.2%
Sweden	2.1%
Switzerland	1.4%
Other[1]	0.6%
100.0%

1  Includes any non-equity securities and net other assets (liabilities).

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2017 :: GLOBAL LISTED PRIVATE EQUITY ETF PEX :: 21

	Percentage of Net Assets	Shares	Value
Common Stocks (a) — 95.0%
AbbVie, Inc. (Biotechnology)	0.7%	64,602	$4,265,024
Aflac, Inc. (Insurance)	0.4%	34,362	2,590,208
Allstate Corp. (The) (Insurance)	0.4%	30,768	2,656,509
Alphabet, Inc., Class A* (Internet Software & Services)	1.1%	7,321	7,226,486
Alphabet, Inc., Class C* (Internet Software & Services)	1.1%	7,400	7,139,964
Amazon.com, Inc.* (Internet & Direct Marketing Retail)	1.1%	7,083	7,044,894
Amgen, Inc. (Biotechnology)	0.4%	16,566	2,571,706
Anthem, Inc. (Health Care Providers & Services)	0.4%	15,233	2,777,738
Apple, Inc. (Technology Hardware, Storage & Peripherals)	2.6%	107,896	16,482,193
Applied Materials, Inc. (Semiconductors & Semiconductor Equipment)	0.5%	68,786	3,155,902
AT&T, Inc. (Diversified Telecommunication Services)	0.6%	102,715	3,957,609
Bank of America Corp. (Banks)	0.5%	151,517	3,395,496
Baxter International, Inc. (Health Care Equipment & Supplies)	0.4%	44,744	2,653,767
Becton Dickinson and Co. (Health Care Equipment & Supplies)	0.4%	13,753	2,602,480
Berkshire Hathaway, Inc., Class B* (Diversified Financial Services)	0.8%	32,538	5,377,881
Carnival Corp. (Hotels, Restaurants & Leisure)	0.4%	39,962	2,560,365
Charter Communications, Inc., Class A* (Media)	0.6%	10,728	3,707,060
Chevron Corp. (Oil, Gas & Consumable Fuels)	1.0%	61,108	6,323,456
Chubb Ltd. (Insurance)	0.5%	23,770	3,403,626
Citigroup, Inc. (Banks)	0.9%	94,622	5,728,416
Constellation Brands, Inc., Class A (Beverages)	0.4%	14,588	2,665,957
CVS Health Corp. (Food & Staples Retailing)	0.6%	46,832	3,598,102
Dow Chemical Co. (The) (Chemicals)	0.4%	45,268	2,804,805
EOG Resources, Inc. (Oil, Gas & Consumable Fuels)	0.5%	32,146	2,903,105
Exelon Corp. (Electric Utilities)	0.4%	77,164	2,801,825
Exxon Mobil Corp. (Oil, Gas & Consumable Fuels)	1.0%	78,815	6,344,608
Facebook, Inc., Class A* (Internet Software & Services)	1.5%	65,187	9,873,223
General Electric Co. (Industrial Conglomerates)	0.6%	138,949	3,804,424
General Motors Co. (Automobiles)	0.5%	85,454	2,899,454
Gilead Sciences, Inc. (Biotechnology)	0.5%	52,355	3,397,316
	Percentage of Net Assets	Shares	Value
Common Stocks (a) (continued)
Home Depot, Inc. (The) (Specialty Retail)	0.4%	17,072	$2,620,723
Honeywell International, Inc. (Industrial Conglomerates)	0.7%	31,773	4,225,491
Intel Corp. (Semiconductors & Semiconductor Equipment)	0.4%	72,330	2,611,836
Intercontinental Exchange, Inc. (Capital Markets)	0.4%	44,536	2,680,622
Johnson & Johnson (Pharmaceuticals)	1.0%	47,847	6,136,378
JPMorgan Chase & Co. (Banks)	0.8%	60,993	5,010,575
Lockheed Martin Corp. (Aerospace & Defense)	0.5%	12,478	3,507,940
McKesson Corp. (Health Care Providers & Services)	0.5%	17,713	2,888,813
Microsoft Corp. (Software)	1.6%	149,816	10,463,149
Northrop Grumman Corp. (Aerospace & Defense)	0.5%	11,607	3,008,767
Pfizer, Inc. (Pharmaceuticals)	0.5%	107,402	3,506,675
Praxair, Inc. (Chemicals)	0.4%	21,152	2,798,198
Procter & Gamble Co. (The) (Household Products)	0.5%	39,850	3,510,386
Prudential Financial, Inc. (Insurance)	0.4%	27,260	2,858,211
S&P Global, Inc. (Capital Markets)	0.4%	19,613	2,800,932
TE Connectivity Ltd. (Electronic Equipment, Instruments & Components)	0.4%	32,902	2,594,323
Texas Instruments, Inc. (Semiconductors & Semiconductor Equipment)	0.4%	31,995	2,639,267
Verizon Communications, Inc. (Diversified Telecommunication Services)	0.4%	54,899	2,560,489
Wells Fargo & Co. (Banks)	0.6%	68,672	3,511,886
Other Common Stocks	63.0%	8,124,911	407,553,129
Total Common Stocks (Cost $548,974,966)			614,201,389
		Principal Amount
Short-Term Investment (a) — 2.6%
Repurchase Agreement (b) — 2.6%
Repurchase Agreements with various counterparties, rates 0.60% - 0.81%, dated 5/31/2017, due 6/1/2017, total to be received $16,963,624 (Cost $16,963,251)		$16,963,251	16,963,251
Total Investments — 97.6% (Cost $565,938,217)			631,164,640
Other assets less liabilities — 2.4%			15,497,393
Net Assets — 100.0%			$646,662,033

See accompanying notes to the financial statements.

22 :: CSM LARGE CAP CORE PLUS :: MAY 31, 2017 :: SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

*  Non-income producing security.

(a)  All or a portion of this security is segregated in connection with obligations for swaps with a total value of $83,550,129.

(b)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subjected to repurchase.

As of May 31, 2017, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$81,355,234
Aggregate gross unrealized depreciation	(17,339,836)
Net unrealized appreciation	$64,015,398
Federal income tax cost of investments	$567,149,242

Swap Agreements1

Large Cap Core Plus had the following open swap agreements as of May 31, 2017:

Notional Amount at Value	Termination Date	Counterparty	Rate Paid (Received)[2]	Underlying Instrument	Unrealized Appreciation/ (Depreciation)[3]	Financial Instruments for the Benefit of (the Fund)/the Counterparty	Cash Collateral for the Benefit of (the Fund)/the Counterparty	Net Amount[4]
$(192,918,886)	11/6/2017	Goldman Sachs International	(1.05)%	Credit Suisse 130/30 Large Cap Index (short portion)	$(12,754,840)	$10,842,714	$1,912,126	$—
(271,728)	11/6/2018	Societe Generale	(0.79)%	Credit Suisse 130/30 Large Cap Index (short portion)	(24,971)
215,740,571	12/6/2017	Societe Generale	1.19%	Credit Suisse 130/30 Large Cap Index (long portion)	23,648,228
215,468,843					23,623,257	(23,623,257)	—	—
(245,889)	1/8/2018	UBS AG	(0.99)%	Credit Suisse 130/30 Large Cap Index (short portion)	(21,483)
10,163,069	11/6/2017	UBS AG	1.34%	Credit Suisse 130/30 Large Cap Index (long portion)	1,583,700
9,917,180					1,562,217	—	(1,400,000)	162,217
$32,467,137					$12,430,634

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Reflects the floating financing rate, as of May 31, 2017, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions.

3  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

4  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

See accompanying notes to the financial statements.

PROSHARES TRUST SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2017 :: LARGE CAP CORE PLUS CSM :: 23

Large Cap Core Plus invested, as a percentage of net assets, in the following industries, as of May 31, 2017:

Aerospace & Defense	1.9%
Air Freight & Logistics	0.5%
Airlines	0.6%
Auto Components	0.3%
Automobiles	0.8%
Banks	4.7%
Beverages	1.8%
Biotechnology	2.2%
Building Products	0.4%
Capital Markets	2.4%
Chemicals	1.6%
Commercial Services & Supplies	0.9%
Communications Equipment	1.1%
Construction & Engineering	0.3%
Construction Materials	0.5%
Consumer Finance	0.8%
Containers & Packaging	0.6%
Distributors	0.6%
Diversified Consumer Services	0.1%
Diversified Financial Services	1.1%
Diversified Telecommunication Services	1.5%
Electric Utilities	2.4%
Electrical Equipment	0.4%
Electronic Equipment, Instruments & Components	0.8%
Energy Equipment & Services	0.5%
Equity Real Estate Investment Trusts (REITs)	5.2%
Food & Staples Retailing	1.4%
Food Products	1.8%
Health Care Equipment & Supplies	2.3%
Health Care Providers & Services	3.5%
Health Care Technology	0.3%
Hotels, Restaurants & Leisure	2.1%
Household Durables	1.5%
Household Products	0.9%
Independent Power and Renewable Electricity Producers	0.0%*
Industrial Conglomerates	1.4%
Insurance	4.7%
Internet & Direct Marketing Retail	1.2%
Internet Software & Services	4.2%
IT Services	1.9%
Leisure Products	0.1%
Life Sciences Tools & Services	1.1%
Machinery	1.9%
Media	3.6%
Metals & Mining	0.4%
Multiline Retail	0.6%
Multi-Utilities	2.0%
Oil, Gas & Consumable Fuels	5.6%
Personal Products	0.3%
Pharmaceuticals	2.8%
Professional Services	0.3%
Road & Rail	0.3%
Semiconductors & Semiconductor Equipment	3.4%

See accompanying notes to the financial statements.

24 :: CSM LARGE CAP CORE PLUS :: MAY 31, 2017 :: SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Software	3.3%
Specialty Retail	3.1%
Technology Hardware, Storage & Peripherals	3.1%
Textiles, Apparel & Luxury Goods	0.5%
Tobacco	0.9%
Trading Companies & Distributors	0.2%
Water Utilities	0.3%
Other[1]	5.0%
100.0%

*  Amount represents less than 0.05%.

1  Includes any non-equity securities and net other assets (liabilities).

See accompanying notes to the financial statements.

PROSHARES TRUST SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2017 :: LARGE CAP CORE PLUS CSM :: 25

	Percentage of Net Assets	Shares	Value
Common Stocks — 99.5%
3M Co. (Industrial Conglomerates)	0.6%	192	$39,258
AbbVie, Inc. (Biotechnology)	0.5%	514	33,934
Alphabet, Inc., Class A* (Internet Software & Services)	1.5%	96	94,761
Alphabet, Inc., Class C* (Internet Software & Services)	1.5%	95	91,662
Altria Group, Inc. (Tobacco)	0.7%	625	47,150
Amazon.com, Inc.* (Internet & Direct Marketing Retail)	2.0%	128	127,311
Amgen, Inc. (Biotechnology)	0.6%	237	36,792
Apple, Inc. (Technology Hardware, Storage & Peripherals)	4.1%	1,692	258,470
AT&T, Inc. (Diversified Telecommunication Services)	1.2%	1,980	76,289
Bank of America Corp. (Banks)	1.1%	3,232	72,429
Berkshire Hathaway, Inc., Class B* (Diversified Financial Services)	1.6%	612	101,151
Boeing Co. (The) (Aerospace & Defense)	0.5%	184	34,524
Bristol-Myers Squibb Co. (Pharmaceuticals)	0.5%	539	29,079
Broadcom Ltd. (Semiconductors & Semiconductor Equipment)	0.5%	129	30,893
Celgene Corp.* (Biotechnology)	0.5%	251	28,717
Cisco Systems, Inc. (Communications Equipment)	0.8%	1,615	50,921
Citigroup, Inc. (Banks)	0.9%	893	54,062
Coca-Cola Co. (The) (Beverages)	0.9%	1,246	56,656
Comcast Corp., Class A (Media)	1.0%	1,526	63,619
Facebook, Inc., Class A* (Internet Software & Services)	1.8%	759	114,958
General Electric Co. (Industrial Conglomerates)	1.2%	2,813	77,020
Gilead Sciences, Inc. (Biotechnology)	0.4%	421	27,319
Home Depot, Inc. (The) (Specialty Retail)	1.0%	393	60,329
Honeywell International, Inc. (Industrial Conglomerates)	0.5%	245	32,582
Intel Corp. (Semiconductors & Semiconductor Equipment)	0.9%	1,524	55,032
International Business Machines Corp. (IT Services)	0.7%	277	42,279
Johnson & Johnson (Pharmaceuticals)	1.8%	875	112,219
JPMorgan Chase & Co. (Banks)	1.5%	1,152	94,637
Mastercard, Inc., Class A (IT Services)	0.6%	304	37,356
	Percentage of Net Assets	Shares	Value
Common Stocks (continued)
McDonald's Corp. (Hotels, Restaurants & Leisure)	0.6%	264	$39,835
Medtronic plc (Health Care Equipment & Supplies)	0.6%	441	37,167
Merck & Co., Inc. (Pharmaceuticals)	0.9%	885	57,622
Microsoft Corp. (Software)	2.8%	2,492	174,041
NVIDIA Corp. (Semiconductors & Semiconductor Equipment)	0.4%	190	27,426
Oracle Corp. (Software)	0.7%	966	43,847
PepsiCo, Inc. (Beverages)	0.8%	460	53,760
Pfizer, Inc. (Pharmaceuticals)	1.0%	1,919	62,655
Philip Morris International, Inc. (Tobacco)	0.9%	500	59,900
Priceline Group, Inc. (The)* (Internet & Direct Marketing Retail)	0.5%	16	30,034
Procter & Gamble Co. (The) (Household Products)	1.1%	824	72,586
Starbucks Corp. (Hotels, Restaurants & Leisure)	0.5%	470	29,897
Union Pacific Corp. (Road & Rail)	0.5%	262	28,898
United Technologies Corp. (Aerospace & Defense)	0.5%	242	29,350
UnitedHealth Group, Inc. (Health Care Providers & Services)	0.9%	307	53,780
Verizon Communications, Inc. (Diversified Telecommunication Services)	1.0%	1,314	61,285
Visa, Inc., Class A (IT Services)	0.9%	599	57,043
Wal-Mart Stores, Inc. (Food & Staples Retailing)	0.6%	486	38,200
Walt Disney Co. (The) (Media)	0.8%	469	50,624
Wells Fargo & Co. (Banks)	1.2%	1,452	74,255
Other Common Stocks	50.9%	48,924	3,210,687
Total Common Stocks (Cost $5,619,298)			6,274,301
		Principal Amount
Short-Term Investment — 0.3%
Repurchase Agreement (a) — 0.3%
Repurchase Agreements with various counterparties, rates 0.60% - 0.81%, dated 5/31/2017, due 6/1/2017, total to be received $20,493 (Cost $20,493)		$20,493	20,493
Total Investments — 99.8% (Cost $5,639,791)			6,294,794
Other assets less liabilities — 0.2%			10,198
Net Assets — 100.0%			$6,304,992

See accompanying notes to the financial statements.

26 :: SPXE S&P 500® EX-ENERGY ETF :: MAY 31, 2017 :: SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

*  Non-income producing security.

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subjected to repurchase.

As of May 31, 2017, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$825,630
Aggregate gross unrealized depreciation	(172,542)
Net unrealized appreciation	$653,088
Federal income tax cost of investments	$5,641,706

S&P 500® Ex-Energy ETF invested, as a percentage of net assets, in the following industries, as of May 31, 2017:

Aerospace & Defense	2.5%
Air Freight & Logistics	0.7%
Airlines	0.7%
Auto Components	0.2%
Automobiles	0.5%
Banks	6.4%
Beverages	2.2%
Biotechnology	2.9%
Building Products	0.3%
Capital Markets	2.9%
Chemicals	2.2%
Commercial Services & Supplies	0.3%
Communications Equipment	1.0%
Construction & Engineering	0.1%
Construction Materials	0.2%
Consumer Finance	0.7%
Containers & Packaging	0.3%
Distributors	0.1%
Diversified Consumer Services	0.0%*
Diversified Financial Services	1.6%
Diversified Telecommunication Services	2.3%
Electric Utilities	2.2%
Electrical Equipment	0.6%
Electronic Equipment, Instruments & Components	0.4%
Equity Real Estate Investment Trusts (REITs)	3.0%
Food & Staples Retailing	2.1%
Food Products	1.6%
Health Care Equipment & Supplies	2.9%
Health Care Providers & Services	2.9%
Health Care Technology	0.1%
Hotels, Restaurants & Leisure	1.9%
Household Durables	0.5%
Household Products	1.9%
Independent Power and Renewable Electricity Producers	0.1%
Industrial Conglomerates	2.5%
Insurance	2.8%
Internet & Direct Marketing Retail	3.0%
Internet Software & Services	5.3%
IT Services	4.1%
Leisure Products	0.1%
Life Sciences Tools & Services	0.8%
Machinery	1.6%
Media	3.3%

See accompanying notes to the financial statements.

PROSHARES TRUST SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2017 :: S&P 500® EX-ENERGY ETF SPXE :: 27

Metals & Mining	0.3%
Multiline Retail	0.4%
Multi-Utilities	1.1%
Personal Products	0.2%
Pharmaceuticals	5.3%
Professional Services	0.2%
Real Estate Management & Development	0.1%
Road & Rail	1.0%
Semiconductors & Semiconductor Equipment	3.8%
Software	5.1%
Specialty Retail	2.5%
Technology Hardware, Storage & Peripherals	4.7%
Textiles, Apparel & Luxury Goods	0.7%
Tobacco	2.0%
Trading Companies & Distributors	0.2%
Water Utilities	0.1%
Other[1]	0.5%
100.0%

*  Amount represents less than 0.05%.

1  Includes any non-equity securities and net other assets (liabilities).

See accompanying notes to the financial statements.

28 :: SPXE S&P 500® EX-ENERGY ETF :: MAY 31, 2017 :: SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

	Percentage of Net Assets	Shares	Value
Common Stocks — 99.5%
3M Co. (Industrial Conglomerates)	0.7%	43	$8,792
AbbVie, Inc. (Biotechnology)	0.6%	114	7,526
Alphabet, Inc., Class A* (Internet Software & Services)	1.7%	21	20,729
Alphabet, Inc., Class C* (Internet Software & Services)	1.6%	21	20,262
Altria Group, Inc. (Tobacco)	0.8%	138	10,410
Amazon.com, Inc.* (Internet & Direct Marketing Retail)	2.2%	28	27,849
Amgen, Inc. (Biotechnology)	0.7%	53	8,228
Apple, Inc. (Technology Hardware, Storage & Peripherals)	4.6%	374	57,132
AT&T, Inc. (Diversified Telecommunication Services)	1.4%	438	16,876
Boeing Co. (The) (Aerospace & Defense)	0.6%	41	7,693
Bristol-Myers Squibb Co. (Pharmaceuticals)	0.5%	119	6,420
Broadcom Ltd. (Semiconductors & Semiconductor Equipment)	0.6%	29	6,945
Celgene Corp.* (Biotechnology)	0.5%	56	6,407
Chevron Corp. (Oil, Gas & Consumable Fuels)	1.1%	135	13,970
Cisco Systems, Inc. (Communications Equipment)	0.9%	357	11,256
Coca-Cola Co. (The) (Beverages)	1.0%	276	12,550
Comcast Corp., Class A (Media)	1.1%	338	14,091
Exxon Mobil Corp. (Oil, Gas & Consumable Fuels)	1.9%	296	23,828
Facebook, Inc., Class A* (Internet Software & Services)	2.1%	168	25,445
General Electric Co. (Industrial Conglomerates)	1.4%	623	17,058
Gilead Sciences, Inc. (Biotechnology)	0.5%	93	6,035
Home Depot, Inc. (The) (Specialty Retail)	1.1%	87	13,355
Honeywell International, Inc. (Industrial Conglomerates)	0.6%	54	7,182
Intel Corp. (Semiconductors & Semiconductor Equipment)	1.0%	337	12,169
International Business Machines Corp. (IT Services)	0.7%	61	9,310
Johnson & Johnson (Pharmaceuticals)	2.0%	194	24,880
Mastercard, Inc., Class A (IT Services)	0.7%	67	8,233
McDonald's Corp. (Hotels, Restaurants & Leisure)	0.7%	58	8,752
Medtronic plc (Health Care Equipment & Supplies)	0.7%	98	8,260
	Percentage of Net Assets	Shares	Value
Common Stocks (continued)
Merck & Co., Inc. (Pharmaceuticals)	1.0%	196	$12,762
Microsoft Corp. (Software)	3.1%	551	38,482
NVIDIA Corp. (Semiconductors & Semiconductor Equipment)	0.5%	42	6,063
Oracle Corp. (Software)	0.8%	214	9,713
PepsiCo, Inc. (Beverages)	1.0%	102	11,921
Pfizer, Inc. (Pharmaceuticals)	1.1%	425	13,876
Philip Morris International, Inc. (Tobacco)	1.1%	111	13,298
Priceline Group, Inc. (The)* (Internet & Direct Marketing Retail)	0.6%	4	7,509
Procter & Gamble Co. (The) (Household Products)	1.3%	182	16,032
QUALCOMM, Inc. (Semiconductors & Semiconductor Equipment)	0.5%	105	6,013
Schlumberger Ltd. (Energy Equipment & Services)	0.6%	99	6,889
Starbucks Corp. (Hotels, Restaurants & Leisure)	0.5%	104	6,616
Texas Instruments, Inc. (Semiconductors & Semiconductor Equipment)	0.5%	71	5,857
Union Pacific Corp. (Road & Rail)	0.5%	58	6,397
United Technologies Corp. (Aerospace & Defense)	0.5%	53	6,428
UnitedHealth Group, Inc. (Health Care Providers & Services)	1.0%	68	11,912
Verizon Communications, Inc. (Diversified Telecommunication Services)	1.1%	291	13,572
Visa, Inc., Class A (IT Services)	1.0%	133	12,666
Wal-Mart Stores, Inc. (Food & Staples Retailing)	0.7%	107	8,410
Walt Disney Co. (The) (Media)	0.9%	104	11,226
Other Common Stocks	47.2%	9,161	584,837
Total Common Stocks (Cost $1,127,999)			1,232,122
		Principal Amount
Short-Term Investment — 0.3%
Repurchase Agreement (a) — 0.3%
Repurchase Agreements with various counterparties, rates 0.60% - 0.81%, dated 5/31/2017, due 6/1/2017, total to be received $3,683 (Cost $3,683)		$3,683	3,683
Total Investments — 99.8% (Cost $1,131,682)			1,235,805
Other assets less liabilities — 0.2%			2,448
Net Assets — 100.0%			$1,238,253

See accompanying notes to the financial statements.

PROSHARES TRUST SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2017 :: S&P 500® EX-FINANCIALS ETF SPXN :: 29

*  Non-income producing security.

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subjected to repurchase.

As of May 31, 2017, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$146,314
Aggregate gross unrealized depreciation	(42,752)
Net unrealized appreciation	$103,562
Federal income tax cost of investments	$1,132,243

S&P 500® Ex-Financials ETF invested, as a percentage of net assets, in the following industries as of May 31, 2017:

Aerospace & Defense	2.8%
Air Freight & Logistics	0.8%
Airlines	0.7%
Auto Components	0.2%
Automobiles	0.6%
Beverages	2.5%
Biotechnology	3.2%
Building Products	0.4%
Chemicals	2.5%
Commercial Services & Supplies	0.4%
Communications Equipment	1.2%
Construction & Engineering	0.1%
Construction Materials	0.2%
Containers & Packaging	0.4%
Distributors	0.1%
Diversified Consumer Services	0.0%*
Diversified Telecommunication Services	2.6%
Electric Utilities	2.4%
Electrical Equipment	0.7%
Electronic Equipment, Instruments & Components	0.5%
Energy Equipment & Services	1.1%
Food & Staples Retailing	2.4%
Food Products	1.8%
Health Care Equipment & Supplies	3.3%
Health Care Providers & Services	3.2%
Health Care Technology	0.1%
Hotels, Restaurants & Leisure	2.1%
Household Durables	0.5%
Household Products	2.1%
Independent Power and Renewable Electricity Producers	0.1%
Industrial Conglomerates	2.8%
Internet & Direct Marketing Retail	3.4%
Internet Software & Services	5.9%
IT Services	4.6%
Leisure Products	0.1%
Life Sciences Tools & Services	0.9%
Machinery	1.9%
Media	3.8%
Metals & Mining	0.3%
Multiline Retail	0.5%
Multi-Utilities	1.3%
Oil, Gas & Consumable Fuels	6.0%
Personal Products	0.2%

See accompanying notes to the financial statements.

30 :: SPXN S&P 500® EX-FINANCIALS ETF :: MAY 31, 2017 :: SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Pharmaceuticals	5.9%
Professional Services	0.3%
Road & Rail	1.1%
Semiconductors & Semiconductor Equipment	4.3%
Software	5.8%
Specialty Retail	2.8%
Technology Hardware, Storage & Peripherals	5.3%
Textiles, Apparel & Luxury Goods	0.8%
Tobacco	2.2%
Trading Companies & Distributors	0.2%
Water Utilities	0.1%
Other[1]	0.5%
100.0%

*  Amount represents less than 0.05%.

1  Includes any non-equity securities and net other assets (liabilities).

See accompanying notes to the financial statements.

PROSHARES TRUST SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2017 :: S&P 500® EX-FINANCIALS ETF SPXN :: 31

	Percentage of Net Assets	Shares	Value
Common Stocks — 99.6%
3M Co. (Industrial Conglomerates)	0.7%	42	$8,588
Accenture plc, Class A (IT Services)	0.4%	44	5,477
Alphabet, Inc., Class A* (Internet Software & Services)	1.6%	21	20,729
Alphabet, Inc., Class C* (Internet Software & Services)	1.6%	21	20,262
Altria Group, Inc. (Tobacco)	0.8%	137	10,335
Amazon.com, Inc.* (Internet & Direct Marketing Retail)	2.2%	28	27,850
Apple, Inc. (Technology Hardware, Storage & Peripherals)	4.5%	370	56,521
AT&T, Inc. (Diversified Telecommunication Services)	1.3%	433	16,683
Bank of America Corp. (Banks)	1.3%	707	15,844
Berkshire Hathaway, Inc., Class B* (Diversified Financial Services)	1.8%	134	22,147
Boeing Co. (The) (Aerospace & Defense)	0.6%	40	7,505
Broadcom Ltd. (Semiconductors & Semiconductor Equipment)	0.5%	28	6,705
Chevron Corp. (Oil, Gas & Consumable Fuels)	1.1%	133	13,763
Cisco Systems, Inc. (Communications Equipment)	0.9%	353	11,130
Citigroup, Inc. (Banks)	0.9%	195	11,805
Coca-Cola Co. (The) (Beverages)	1.0%	272	12,368
Comcast Corp., Class A (Media)	1.1%	334	13,924
Costco Wholesale Corp. (Food & Staples Retailing)	0.4%	31	5,593
CVS Health Corp. (Food & Staples Retailing)	0.4%	72	5,532
Exxon Mobil Corp. (Oil, Gas & Consumable Fuels)	1.9%	292	23,506
Facebook, Inc., Class A* (Internet Software & Services)	2.0%	166	25,142
General Electric Co. (Industrial Conglomerates)	1.3%	615	16,839
Goldman Sachs Group, Inc. (The) (Capital Markets)	0.4%	26	5,493
Home Depot, Inc. (The) (Specialty Retail)	1.1%	86	13,202
Honeywell International, Inc. (Industrial Conglomerates)	0.6%	54	7,181
Intel Corp. (Semiconductors & Semiconductor Equipment)	1.0%	333	12,025
International Business Machines Corp. (IT Services)	0.7%	61	9,310
JPMorgan Chase & Co. (Banks)	1.6%	252	20,702
Mastercard, Inc., Class A (IT Services)	0.6%	66	8,110
	Percentage of Net Assets	Shares	Value
Common Stocks (continued)
McDonald's Corp. (Hotels, Restaurants & Leisure)	0.7%	58	$8,752
Microsoft Corp. (Software)	3.0%	545	38,063
NVIDIA Corp. (Semiconductors & Semiconductor Equipment)	0.5%	42	6,063
Oracle Corp. (Software)	0.8%	211	9,577
PepsiCo, Inc. (Beverages)	0.9%	101	11,804
Philip Morris International, Inc. (Tobacco)	1.0%	109	13,058
Priceline Group, Inc. (The)* (Internet & Direct Marketing Retail)	0.4%	3	5,631
Procter & Gamble Co. (The) (Household Products)	1.3%	180	15,856
QUALCOMM, Inc. (Semiconductors & Semiconductor Equipment)	0.5%	104	5,956
Schlumberger Ltd. (Energy Equipment & Services)	0.5%	98	6,820
Starbucks Corp. (Hotels, Restaurants & Leisure)	0.5%	103	6,552
Texas Instruments, Inc. (Semiconductors & Semiconductor Equipment)	0.5%	70	5,774
Union Pacific Corp. (Road & Rail)	0.5%	57	6,287
United Technologies Corp. (Aerospace & Defense)	0.5%	53	6,428
US Bancorp (Banks)	0.5%	112	5,700
Verizon Communications, Inc. (Diversified Telecommunication Services)	1.1%	287	13,386
Visa, Inc., Class A (IT Services)	1.0%	131	12,475
Wal-Mart Stores, Inc. (Food & Staples Retailing)	0.7%	106	8,332
Walt Disney Co. (The) (Media)	0.9%	103	11,118
Wells Fargo & Co. (Banks)	1.3%	317	16,211
Other Common Stocks	48.2%	10,291	607,917
Total Common Stocks (Cost $1,123,290)			1,256,031
		Principal Amount
Short-Term Investment — 0.2%
Repurchase Agreement (a) — 0.2%
Repurchase Agreements with various counterparties, rates 0.60% - 0.81%, dated 5/31/2017, due 6/1/2017, total to be received $2,734 (Cost $2,734)		$2,734	2,734
Total Investments — 99.8% (Cost $1,126,024)			1,258,765
Other assets less liabilities — 0.2%			2,347
Net Assets — 100.0%			$1,261,112

See accompanying notes to the financial statements.

32 :: SPXV S&P 500® EX-HEALTH CARE ETF :: MAY 31, 2017 :: SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

*  Non-income producing security.

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subjected to repurchase.

As of May 31, 2017, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$162,246
Aggregate gross unrealized depreciation	(30,321)
Net unrealized appreciation	$131,925
Federal income tax cost of investments	$1,126,840

S&P 500® Ex-Health Care ETF invested, as a percentage of net assets, in the following industries, as of May 31, 2017:

Aerospace & Defense	2.7%
Air Freight & Logistics	0.8%
Airlines	0.7%
Auto Components	0.2%
Automobiles	0.5%
Banks	7.0%
Beverages	2.4%
Building Products	0.4%
Capital Markets	3.2%
Chemicals	2.4%
Commercial Services & Supplies	0.3%
Communications Equipment	1.2%
Construction & Engineering	0.1%
Construction Materials	0.2%
Consumer Finance	0.8%
Containers & Packaging	0.4%
Distributors	0.1%
Diversified Consumer Services	0.0%*
Diversified Financial Services	1.8%
Diversified Telecommunication Services	2.6%
Electric Utilities	2.4%
Electrical Equipment	0.6%
Electronic Equipment, Instruments & Components	0.5%
Energy Equipment & Services	1.1%
Equity Real Estate Investment Trusts (REITs)	3.3%
Food & Staples Retailing	2.3%
Food Products	1.7%
Hotels, Restaurants & Leisure	2.0%
Household Durables	0.5%
Household Products	2.1%
Independent Power and Renewable Electricity Producers	0.1%
Industrial Conglomerates	2.7%
Insurance	3.1%
Internet & Direct Marketing Retail	3.2%
Internet Software & Services	5.8%
IT Services	4.5%
Leisure Products	0.1%
Machinery	1.8%
Media	3.7%
Metals & Mining	0.3%
Multiline Retail	0.5%
Multi-Utilities	1.3%
Oil, Gas & Consumable Fuels	5.8%

See accompanying notes to the financial statements.

PROSHARES TRUST SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2017 :: S&P 500® EX-HEALTH CARE ETF SPXV :: 33

Personal Products	0.2%
Professional Services	0.3%
Real Estate Management & Development	0.1%
Road & Rail	1.1%
Semiconductors & Semiconductor Equipment	4.1%
Software	5.6%
Specialty Retail	2.7%
Technology Hardware, Storage & Peripherals	5.1%
Textiles, Apparel & Luxury Goods	0.7%
Tobacco	2.2%
Trading Companies & Distributors	0.2%
Water Utilities	0.1%
Other[1]	0.4%
100.0%

*  Amount represents less than 0.05%.

1  Includes any non-equity securities and net other assets (liabilities).

See accompanying notes to the financial statements.

34 :: SPXV S&P 500® EX-HEALTH CARE ETF :: MAY 31, 2017 :: SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

	Percentage of Net Assets	Shares	Value
Common Stocks — 99.5%
3M Co. (Industrial Conglomerates)	0.8%	46	$9,406
Abbott Laboratories (Health Care Equipment & Supplies)	0.5%	132	6,027
AbbVie, Inc. (Biotechnology)	0.7%	122	8,055
Allergan plc (Pharmaceuticals)	0.5%	26	5,817
Altria Group, Inc. (Tobacco)	0.9%	148	11,165
Amazon.com, Inc.* (Internet & Direct Marketing Retail)	2.5%	30	29,839
Amgen, Inc. (Biotechnology)	0.7%	56	8,694
Bank of America Corp. (Banks)	1.4%	766	17,166
Berkshire Hathaway, Inc., Class B* (Diversified Financial Services)	2.0%	145	23,965
Boeing Co. (The) (Aerospace & Defense)	0.7%	44	8,256
Bristol-Myers Squibb Co. (Pharmaceuticals)	0.6%	128	6,906
Celgene Corp.* (Biotechnology)	0.6%	59	6,750
Charter Communications, Inc., Class A* (Media)	0.5%	16	5,529
Chevron Corp. (Oil, Gas & Consumable Fuels)	1.3%	145	15,005
Citigroup, Inc. (Banks)	1.1%	212	12,834
Coca-Cola Co. (The) (Beverages)	1.1%	295	13,414
Comcast Corp., Class A (Media)	1.3%	362	15,092
Costco Wholesale Corp. (Food & Staples Retailing)	0.5%	34	6,135
CVS Health Corp. (Food & Staples Retailing)	0.5%	78	5,993
Eli Lilly & Co. (Pharmaceuticals)	0.5%	74	5,888
Exxon Mobil Corp. (Oil, Gas & Consumable Fuels)	2.1%	317	25,518
General Electric Co. (Industrial Conglomerates)	1.5%	667	18,262
Gilead Sciences, Inc. (Biotechnology)	0.5%	100	6,489
Goldman Sachs Group, Inc. (The) (Capital Markets)	0.5%	28	5,915
Home Depot, Inc. (The) (Specialty Retail)	1.2%	93	14,276
Honeywell International, Inc. (Industrial Conglomerates)	0.7%	58	7,713
Johnson & Johnson (Pharmaceuticals)	2.2%	207	26,548
JPMorgan Chase & Co. (Banks)	1.9%	273	22,427
McDonald's Corp. (Hotels, Restaurants & Leisure)	0.8%	63	9,506
Medtronic plc (Health Care Equipment & Supplies)	0.7%	105	8,849
	Percentage of Net Assets	Shares	Value
Common Stocks (continued)
Merck & Co., Inc. (Pharmaceuticals)	1.2%	210	$13,673
Mondelez International, Inc., Class A (Food Products)	0.5%	117	5,451
Netflix, Inc.* (Internet & Direct Marketing Retail)	0.5%	33	5,381
PepsiCo, Inc. (Beverages)	1.1%	109	12,739
Pfizer, Inc. (Pharmaceuticals)	1.3%	455	14,856
Philip Morris International, Inc. (Tobacco)	1.2%	119	14,256
Priceline Group, Inc. (The)* (Internet & Direct Marketing Retail)	0.6%	4	7,508
Procter & Gamble Co. (The) (Household Products)	1.4%	195	17,178
Schlumberger Ltd. (Energy Equipment & Services)	0.6%	107	7,446
Starbucks Corp. (Hotels, Restaurants & Leisure)	0.6%	111	7,061
Time Warner, Inc. (Media)	0.5%	59	5,870
Union Pacific Corp. (Road & Rail)	0.6%	62	6,838
United Parcel Service, Inc., Class B (Air Freight & Logistics)	0.5%	53	5,617
United Technologies Corp. (Aerospace & Defense)	0.6%	57	6,913
UnitedHealth Group, Inc. (Health Care Providers & Services)	1.1%	74	12,963
US Bancorp (Banks)	0.5%	122	6,209
Wal-Mart Stores, Inc. (Food & Staples Retailing)	0.8%	115	9,039
Walt Disney Co. (The) (Media)	1.0%	111	11,981
Wells Fargo & Co. (Banks)	1.5%	344	17,592
Other Common Stocks	52.6%	9,953	624,906
Total Common Stocks (Cost $1,117,030)			1,180,916
		Principal Amount
Short-Term Investment — 0.3%
Repurchase Agreement (a) — 0.3%
Repurchase Agreements with various counterparties, rates 0.60% - 0.81%, dated 5/31/2017, due 6/1/2017, total to be received $4,077 (Cost $4,077)		$4,077	4,077
Total Investments — 99.8% (Cost $1,121,107)			1,184,993
Other assets less liabilities — 0.2%			2,455
Net Assets — 100.0%			$1,187,448

See accompanying notes to the financial statements.

PROSHARES TRUST SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2017 :: S&P 500® EX-TECHNOLOGY ETF SPXT :: 35

*  Non-income producing security.

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subjected to repurchase.

As of May 31, 2017, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$117,252
Aggregate gross unrealized depreciation	(54,210)
Net unrealized appreciation	$63,042
Federal income tax cost of investments	$1,121,951

S&P 500® Ex-Technology ETF invested, as a percentage of net assets, in the following industries, as of May 31, 2017:

Aerospace & Defense	3.1%
Air Freight & Logistics	0.9%
Airlines	0.8%
Auto Components	0.3%
Automobiles	0.6%
Banks	8.0%
Beverages	2.8%
Biotechnology	3.6%
Building Products	0.4%
Capital Markets	3.7%
Chemicals	2.8%
Commercial Services & Supplies	0.4%
Construction & Engineering	0.1%
Construction Materials	0.2%
Consumer Finance	0.9%
Containers & Packaging	0.4%
Distributors	0.2%
Diversified Consumer Services	0.0%*
Diversified Financial Services	2.1%
Electric Utilities	2.7%
Electrical Equipment	0.7%
Energy Equipment & Services	1.3%
Equity Real Estate Investment Trusts (REITs)	3.8%
Food & Staples Retailing	2.7%
Food Products	2.0%
Health Care Equipment & Supplies	3.7%
Health Care Providers & Services	3.6%
Health Care Technology	0.1%
Hotels, Restaurants & Leisure	2.3%
Household Durables	0.6%
Household Products	2.4%
Independent Power and Renewable Electricity Producers	0.1%
Industrial Conglomerates	3.1%
Insurance	3.6%
Internet & Direct Marketing Retail	3.7%
Leisure Products	0.1%
Life Sciences Tools & Services	1.0%
Machinery	2.1%
Media	4.2%
Metals & Mining	0.3%
Multiline Retail	0.6%
Multi-Utilities	1.5%
Oil, Gas & Consumable Fuels	6.7%

See accompanying notes to the financial statements.

36 :: SPXT S&P 500® EX-TECHNOLOGY ETF :: MAY 31, 2017 :: SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Personal Products	0.2%
Pharmaceuticals	6.6%
Professional Services	0.3%
Real Estate Management & Development	0.1%
Road & Rail	1.3%
Specialty Retail	3.1%
Textiles, Apparel & Luxury Goods	0.9%
Tobacco	2.5%
Trading Companies & Distributors	0.2%
Water Utilities	0.1%
Other[1]	0.5%
100.0%

*  Amount represents less than 0.05%.

1  Includes any non-equity securities and net other assets (liabilities).

See accompanying notes to the financial statements.

PROSHARES TRUST SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2017 :: S&P 500® EX-TECHNOLOGY ETF SPXT :: 37

	Percentage of Net Assets	Shares	Value
Common Stocks — 100.3%
ABB Ltd. (Registered) (Electrical Equipment)	0.5%	884	$22,229
Air Liquide SA (Chemicals)	0.5%	178	21,718
Airbus SE (Aerospace & Defense)	0.5%	252	20,706
Allianz SE (Registered) (Insurance)	1.0%	214	41,126
Anheuser-Busch InBev SA/NV (Beverages)	1.0%	376	43,909
AstraZeneca plc (Pharmaceuticals)	1.0%	595	40,203
AXA SA (Insurance)	0.6%	890	23,759
Banco Bilbao Vizcaya Argentaria SA (Banks)	0.6%	3,132	25,541
Banco Santander SA (Banks)	1.0%	6,786	44,114
Barclays plc (Banks)	0.5%	7,811	21,176
BASF SE (Chemicals)	1.0%	435	41,011
Bayer AG (Registered) (Pharmaceuticals)	1.2%	390	51,793
BNP Paribas SA (Banks)	0.8%	460	32,495
BP plc (Oil, Gas & Consumable Fuels)	1.3%	8,991	54,170
British American Tobacco plc (Tobacco)	1.5%	878	62,680
Daimler AG (Registered) (Automobiles)	0.8%	485	35,237
Deutsche Telekom AG (Registered)* (Diversified Telecommunication Services)	0.7%	1,514	30,177
Diageo plc (Beverages)	0.8%	1,187	35,658
GlaxoSmithKline plc (Pharmaceuticals)	1.2%	2,313	50,866
Glencore plc* (Metals & Mining)	0.5%	5,384	19,816
HSBC Holdings plc (Banks)	2.0%	9,447	82,394
Iberdrola SA (Electric Utilities)	0.5%	2,649	21,143
Imperial Brands plc (Tobacco)	0.5%	445	20,848
Industria de Diseno Textil SA (Specialty Retail)	0.5%	489	20,013
ING Groep NV (Banks)	0.7%	1,819	30,457
Lloyds Banking Group plc (Banks)	0.7%	31,829	29,005
L'Oreal SA (Personal Products)	0.6%	111	23,772
LVMH Moet Hennessy Louis Vuitton SE (Textiles, Apparel & Luxury Goods)	0.7%	118	30,141
National Grid plc (Multi-Utilities)	0.5%	1,597	22,459
Nestle SA (Registered) (Food Products)	3.0%	1,453	124,118
Novartis AG (Registered) (Pharmaceuticals)	2.2%	1,113	91,221
Novo Nordisk A/S, Class B (Pharmaceuticals)	0.9%	869	36,962
Prudential plc (Insurance)	0.6%	1,215	27,229
	Percentage of Net Assets	Shares	Value
Common Stocks (continued)
Reckitt Benckiser Group plc (Household Products)	0.7%	296	$30,333
Rio Tinto plc (Metals & Mining)	0.5%	558	22,349
Roche Holding AG (Pharmaceuticals)	2.2%	331	90,931
Royal Dutch Shell plc, Class A (Oil, Gas & Consumable Fuels)	1.3%	2,087	56,578
Royal Dutch Shell plc, Class B (Oil, Gas & Consumable Fuels)	1.2%	1,765	48,840
Sanofi (Pharmaceuticals)	1.2%	526	52,151
SAP SE (Software)	1.1%	421	45,183
Shire plc (Biotechnology)	0.6%	416	24,014
Siemens AG (Registered) (Industrial Conglomerates)	1.2%	358	51,147
Telefonica SA (Diversified Telecommunication Services)	0.5%	1,982	22,096
TOTAL SA (Oil, Gas & Consumable Fuels)	1.3%	1,036	55,069
UBS Group AG (Registered)* (Capital Markets)	0.6%	1,641	26,119
Unilever NV, CVA (Personal Products)	1.0%	733	41,790
Unilever plc (Personal Products)	0.8%	568	31,761
Vodafone Group plc (Wireless Telecommunication Services)	0.9%	12,516	37,405
Zurich Insurance Group AG (Insurance)	0.5%	70	20,597
Other Common Stocks (a)	54.3%	213,254	2,287,298
Total Common Stocks (Cost $4,063,218)			4,221,807
		Principal Amount
Short-Term Investment — 0.1%
Repurchase Agreement (a) — 0.1%
Repurchase Agreements with various counterparties, rates 0.60% - 0.81%, dated 5/31/2017, due 6/1/2017, total to be received $3,617 (Cost $3,617)		$3,617	3,617
Total Investments — 100.4% (Cost $4,066,835)			4,225,424
Liabilities in excess of other assets — (0.4)%			(15,737)
Net Assets — 100.0%			$4,209,687

See accompanying notes to the financial statements.

38 :: HGEU HEDGED FTSE EUROPE ETF :: MAY 31, 2017 :: SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

*  Non-income producing security.

(a)  Security fair valued as of 5/31/2017 in accordance with procedures approved by the Board of Trustees. Total value of all such securities at 5/31/2017 amounted to $71, which represents approximately 0.00% of net assets of the Fund.

(b)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subjected to repurchase.

Abbreviations

CVA  Dutch Certification

As of May 31, 2017, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$430,656
Aggregate gross unrealized depreciation	(296,047)
Net unrealized appreciation	$134,609
Federal income tax cost of investments	$4,090,815

Forward Currency Contracts

Hedged FTSE Europe ETF had the following open forward currency contracts as of May 31, 2017:

Currency	Counterparty	Delivery Date	Foreign Currency to Receive (Pay)	U.S. Dollars to Receive (Pay)	Market Value	Net Unrealized Appreciation/ (Depreciation)[1]
U.S. Dollar vs. Swiss Franc	Goldman Sachs International	06/02/17	574,000	$(592,736)	$593,251	$515
U.S. Dollar vs. Danish Krone	Goldman Sachs International	06/02/17	749,000	(113,100)	113,212	112
U.S. Dollar vs. Euro	Goldman Sachs International	06/02/17	1,872,000	(2,102,805)	2,105,065	2,260
U.S. Dollar vs. British Pound	Goldman Sachs International	06/02/17	923,000	(1,191,912)	1,191,547	(365)
U.S. Dollar vs. Norwegian Krone	Goldman Sachs International	06/02/17	325,000	(38,497)	38,587	90
U.S. Dollar vs. Swedish Krona	Goldman Sachs International	06/02/17	1,675,000	(192,810)	193,083	273
U.S. Dollar vs. Swiss Franc	Goldman Sachs International	06/02/17	(575,424)	579,662	594,723	(15,061)
U.S. Dollar vs. Swiss Franc	Goldman Sachs International	07/05/17	(563,000)	582,958	583,205	(247)
U.S. Dollar vs. Danish Krone	Goldman Sachs International	06/02/17	(752,809)	110,454	113,788	(3,334)
U.S. Dollar vs. Danish Krone	Goldman Sachs International	07/05/17	(756,000)	114,434	114,492	(58)
U.S. Dollar vs. Euro	Goldman Sachs International	06/02/17	(1,880,433)	2,051,942	2,114,546	(62,604)
U.S. Dollar vs. Euro	Goldman Sachs International	07/05/17	(1,856,000)	2,089,863	2,090,884	(1,021)
U.S. Dollar vs. British Pound	Goldman Sachs International	06/02/17	(926,011)	1,198,295	1,195,434	2,861
U.S. Dollar vs. British Pound	Goldman Sachs International	07/05/17	(944,000)	1,220,285	1,219,983	302
U.S. Dollar vs. Norwegian Krone	Goldman Sachs International	06/02/17	(331,333)	38,744	39,338	(594)
U.S. Dollar vs. Norwegian Krone	Goldman Sachs International	07/05/17	(328,000)	38,887	38,966	(79)
U.S. Dollar vs. Swedish Krona	Goldman Sachs International	06/02/17	(1,681,054)	190,485	193,782	(3,297)
U.S. Dollar vs. Swedish Krona	Goldman Sachs International	07/05/17	(1,664,000)	191,971	192,195	(224)
						$(80,471)[2]

1  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on forward currency contracts) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on forward currency contracts) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

2  The Net Amount of the Fund's uncollateralized exposure to the counterparty under these contracts is equal to the net unrealized depreciation of $80,471. Neither the Fund nor the counterparty has posted Financial Instruments or cash as collateral pursuant to these contracts.

Hedged FTSE Europe ETF invested, as a percentage of net assets, in the following industries, as of May 31, 2017:

Aerospace & Defense	1.8%
Air Freight & Logistics	0.5%
Airlines	0.2%
Auto Components	0.9%
Automobiles	2.2%
Banks	11.2%
Beverages	2.8%

See accompanying notes to the financial statements.

PROSHARES TRUST SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2017 :: HEDGED FTSE EUROPE ETF HGEU :: 39

Biotechnology	1.2%
Building Products	0.8%
Capital Markets	2.4%
Chemicals	3.9%
Commercial Services & Supplies	0.4%
Communications Equipment	0.6%
Construction & Engineering	1.0%
Construction Materials	0.9%
Consumer Finance	0.1%
Containers & Packaging	0.2%
Distributors	0.0%*
Diversified Financial Services	0.8%
Diversified Telecommunication Services	3.3%
Electric Utilities	1.8%
Electrical Equipment	1.7%
Electronic Equipment, Instruments & Components	0.2%
Energy Equipment & Services	0.3%
Equity Real Estate Investment Trusts (REITs)	1.0%
Food & Staples Retailing	1.2%
Food Products	4.2%
Gas Utilities	0.1%
Health Care Equipment & Supplies	0.9%
Health Care Providers & Services	0.7%
Hotels, Restaurants & Leisure	1.2%
Household Durables	0.6%
Household Products	1.4%
Independent Power and Renewable Electricity Producers	0.1%
Industrial Conglomerates	1.8%
Insurance	5.8%
Internet & Direct Marketing Retail	0.1%
Internet Software & Services	0.2%
IT Services	0.8%
Life Sciences Tools & Services	0.3%
Machinery	2.2%
Marine	0.3%
Media	1.6%
Metals & Mining	2.3%
Multiline Retail	0.2%
Multi-Utilities	1.5%
Oil, Gas & Consumable Fuels	6.4%
Paper & Forest Products	0.4%
Personal Products	2.4%
Pharmaceuticals	10.5%
Professional Services	1.5%
Real Estate Management & Development	0.6%
Road & Rail	0.1%
Semiconductors & Semiconductor Equipment	0.9%
Software	1.5%
Specialty Retail	1.0%
Textiles, Apparel & Luxury Goods	2.8%
Tobacco	2.1%
Trading Companies & Distributors	0.7%
Transportation Infrastructure	0.6%
See accompanying notes to the financial statements.

40 :: HGEU HEDGED FTSE EUROPE ETF :: MAY 31, 2017 :: SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Water Utilities	0.2%
Wireless Telecommunication Services	0.9%
Other[1]	(0.3%)
100.0%

*  Amount represents less than 0.05%.

1  Includes any non-equity securities and net other assets (liabilities).

Hedged FTSE Europe ETF invested, as a percentage of net assets, in the following countries as of May 31, 2017:
United Kingdom	28.8%
France	15.6%
Germany	15.0%
Switzerland	13.8%
Spain	5.4%
Netherlands	5.2%
Sweden	4.6%
Italy	3.7%
Denmark	2.7%
Belgium	2.0%
Finland	1.7%
Norway	0.9%
Austria	0.4%
Ireland	0.3%
Portugal	0.2%
Other[1]	(0.3%)
100.0%

1  Includes any non-equity securities and net other assets (liabilities).

See accompanying notes to the financial statements.

PROSHARES TRUST SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2017 :: HEDGED FTSE EUROPE ETF HGEU :: 41

	Percentage of Net Assets	Shares	Value
Common Stocks — 100.2%
Astellas Pharma, Inc. (Pharmaceuticals)	0.8%	2,259	$28,568
Bridgestone Corp. (Auto Components)	0.8%	682	28,690
Canon, Inc. (Technology Hardware, Storage & Peripherals)	1.0%	1,134	38,762
Central Japan Railway Co. (Road & Rail)	0.9%	196	32,142
Dai-ichi Life Holdings, Inc. (Insurance)	0.5%	1,200	20,015
Daikin Industries Ltd. (Building Products)	0.8%	289	28,368
Daiwa House Industry Co. Ltd. (Real Estate Management & Development)	0.6%	685	22,417
Denso Corp. (Auto Components)	0.6%	527	22,498
East Japan Railway Co. (Road & Rail)	1.0%	404	38,780
FANUC Corp. (Machinery)	1.1%	212	41,735
Hitachi Ltd. (Electronic Equipment, Instruments & Components)	0.8%	4,925	29,781
Honda Motor Co. Ltd. (Automobiles)	1.5%	1,940	54,682
Hoya Corp. (Health Care Equipment & Supplies)	0.6%	411	20,270
ITOCHU Corp. (Trading Companies & Distributors)	0.6%	1,527	21,721
Japan Tobacco, Inc. (Tobacco)	1.3%	1,298	48,840
Kao Corp. (Personal Products)	0.9%	523	33,026
KDDI Corp. (Wireless Telecommunication Services)	1.5%	2,007	55,645
Keyence Corp. (Electronic Equipment, Instruments & Components)	1.2%	99	45,039
Komatsu Ltd. (Machinery)	0.6%	1,001	23,838
Kyocera Corp. (Electronic Equipment, Instruments & Components)	0.5%	330	19,042
Mitsubishi Corp. (Trading Companies & Distributors)	0.7%	1,373	27,538
Mitsubishi Electric Corp. (Electrical Equipment)	0.8%	2,098	28,970
Mitsubishi Estate Co. Ltd. (Real Estate Management & Development)	0.6%	1,255	23,475
Mitsubishi UFJ Financial Group, Inc. (Banks)	2.4%	14,467	90,385
Mitsui & Co. Ltd. (Trading Companies & Distributors)	0.7%	1,808	24,450
	Percentage of Net Assets	Shares	Value
Common Stocks (continued)
Mitsui Fudosan Co. Ltd. (Real Estate Management & Development)	0.6%	1,007	$23,867
Mizuho Financial Group, Inc. (Banks)	1.3%	27,437	47,835
MS&AD Insurance Group Holdings, Inc. (Insurance)	0.5%	541	19,006
Murata Manufacturing Co. Ltd. (Electronic Equipment, Instruments & Components)	0.8%	201	27,900
Nidec Corp. (Electrical Equipment)	0.7%	257	25,506
Nintendo Co. Ltd. (Software)	0.9%	115	34,993
Nissan Motor Co. Ltd. (Automobiles)	0.5%	2,104	20,196
Nomura Holdings, Inc. (Capital Markets)	0.6%	3,557	21,339
NTT DOCOMO, Inc. (Wireless Telecommunication Services)	0.9%	1,394	34,250
ORIX Corp. (Diversified Financial Services)	0.6%	1,392	22,003
Otsuka Holdings Co. Ltd. (Pharmaceuticals)	0.6%	449	20,281
Panasonic Corp. (Household Durables)	0.8%	2,259	29,018
Seven & i Holdings Co. Ltd. (Food & Staples Retailing)	1.0%	844	35,932
Shin-Etsu Chemical Co. Ltd. (Chemicals)	1.1%	446	40,057
SMC Corp. (Machinery)	0.5%	62	19,628
SoftBank Group Corp. (Wireless Telecommunication Services)	2.0%	930	75,713
Sony Corp. (Household Durables)	1.3%	1,359	49,575
Subaru Corp. (Automobiles)	0.6%	652	22,080
Sumitomo Mitsui Financial Group, Inc. (Banks)	1.4%	1,405	50,490
Suzuki Motor Corp. (Automobiles)	0.6%	435	20,514
Takeda Pharmaceutical Co. Ltd. (Pharmaceuticals)	1.2%	828	42,731
Tokio Marine Holdings, Inc. (Insurance)	0.9%	745	31,664
Tokyo Electron Ltd. (Semiconductors & Semiconductor Equipment)	0.6%	165	23,410
Toyota Motor Corp. (Automobiles)	4.3%	2,956	158,566
Other Common Stocks	53.1%	154,242	1,965,103
Total Common Stocks (Cost $3,458,106)			3,710,334
Total Investments — 100.2% (Cost $3,458,106)			3,710,334
Liabilities in excess of other assets — (0.2)%			(8,205)
Net Assets — 100.0%			$3,702,129

See accompanying notes to the financial statements.

42 :: HGJP HEDGED FTSE JAPAN ETF :: MAY 31, 2017 :: SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

As of May 31, 2017, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$407,024
Aggregate gross unrealized depreciation	(198,614)
Net unrealized appreciation	$208,410
Federal income tax cost of investments	$3,501,924

Forward Currency Contracts

Hedged FTSE Japan ETF had the following open forward currency contracts as of May 31, 2017:

Currency	Counterparty	Delivery Date	Foreign Currency to Receive (Pay)	U.S. Dollars to Receive (Pay)	Market Value	Net Unrealized Appreciation/ (Depreciation)[1]
U.S. Dollar vs. Japanese Yen	Goldman Sachs International	06/05/17	404,882,000	$(3,662,466)	$3,661,640	$(826)
U.S. Dollar vs. Japanese Yen	Goldman Sachs International	06/05/17	(404,882,000)	3,636,388	3,661,640	(25,252)
U.S. Dollar vs. Japanese Yen	Goldman Sachs International	07/06/17	(413,400,000)	3,744,972	3,744,224	748
						$(25,330)[2]

1  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on forward currency contracts) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on forward currency contracts) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

2  The Net Amount of the Fund's uncollateralized exposure to the counterparty under these contracts is equal to the net unrealized depreciation of $25,330. Neither the Fund nor the counterparty has posted Financial Instruments or cash as collateral pursuant to these contracts.

Hedged FTSE Japan ETF invested, as a percentage of net assets, in the following industries, as of May 31, 2017:

Air Freight & Logistics	0.2%
Airlines	0.2%
Auto Components	3.3%
Automobiles	8.2%
Banks	8.0%
Beverages	1.4%
Biotechnology	0.1%
Building Products	1.4%
Capital Markets	1.3%
Chemicals	4.8%
Commercial Services & Supplies	1.0%
Communications Equipment	0.0%*
Construction & Engineering	1.3%
Construction Materials	0.2%
Consumer Finance	0.3%
Containers & Packaging	0.2%
Distributors	0.0%*
Diversified Consumer Services	0.1%
Diversified Financial Services	0.8%
Diversified Telecommunication Services	0.3%
Electric Utilities	1.4%
Electrical Equipment	1.9%
Electronic Equipment, Instruments & Components	5.1%
Food & Staples Retailing	2.0%
Food Products	2.3%

See accompanying notes to the financial statements.

PROSHARES TRUST SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2017 :: HEDGED FTSE JAPAN ETF HGJP :: 43

Gas Utilities	0.6%
Health Care Equipment & Supplies	1.6%
Health Care Providers & Services	0.3%
Health Care Technology	0.2%
Hotels, Restaurants & Leisure	0.6%
Household Durables	3.4%
Household Products	0.6%
Independent Power and Renewable Electricity Producers	0.1%
Industrial Conglomerates	0.5%
Insurance	2.9%
Internet & Direct Marketing Retail	0.4%
Internet Software & Services	0.3%
IT Services	1.2%
Leisure Products	0.9%
Machinery	5.7%
Marine	0.2%
Media	0.8%
Metals & Mining	1.4%
Multiline Retail	0.8%
Oil, Gas & Consumable Fuels	0.8%
Paper & Forest Products	0.2%
Personal Products	1.5%
Pharmaceuticals	5.4%
Professional Services	0.7%
Real Estate Management & Development	3.2%
Road & Rail	4.4%
Semiconductors & Semiconductor Equipment	1.2%
Software	1.6%
Specialty Retail	1.5%
Technology Hardware, Storage & Peripherals	2.0%
Textiles, Apparel & Luxury Goods	0.1%
Tobacco	1.3%
Trading Companies & Distributors	3.3%
Transportation Infrastructure	0.2%
Wireless Telecommunication Services	4.5%
Other[1]	(0.2%)
100.0%

*  Amount represents less than 0.05%.

1  Includes any non-equity securities and net other assets (liabilities).

See accompanying notes to the financial statements.

44 :: HGJP HEDGED FTSE JAPAN ETF :: MAY 31, 2017 :: SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Corporate Bonds — 96.3%
Aerospace & Defense — 2.8%
Bombardier, Inc.
8.75%, 12/1/2021 (a)	$819,000	$911,138
7.50%, 3/15/2025 (a)	688,000	711,722
KLX, Inc.
5.88%, 12/1/2022 (a)	840,000	886,267
TransDigm, Inc.
6.00%, 7/15/2022	805,000	834,081
6.50%, 7/15/2024	598,000	621,920
		3,965,128
Air Freight & Logistics — 0.7%
XPO Logistics, Inc. 6.50%, 6/15/2022 (a)	912,000	968,270
Auto Components — 2.4%
Allison Transmission, Inc.
5.00%, 10/1/2024 (a)	200,000	204,000
Goodyear Tire & Rubber Co. (The)
5.13%, 11/15/2023	953,000	1,003,033
Icahn Enterprises LP
6.00%, 8/1/2020	927,000	951,334
5.88%, 2/1/2022	1,150,000	1,177,312
		3,335,679
Banks — 0.2%
CIT Group, Inc. 5.00%, 8/15/2022	219,000	237,002
Chemicals — 2.4%
Ashland LLC
4.75%, 8/15/2022	759,000	790,309
Chemours Co. (The)
6.63%, 5/15/2023	736,000	785,599
Gates Global LLC
6.00%, 7/15/2022 (a)	416,000	423,821
Momentive Performance Materials, Inc.
3.88%, 10/24/2021	556,000	562,950
Platform Specialty Products Corp.
6.50%, 2/1/2022 (a)	747,000	769,410
		3,332,089
Commercial Services & Supplies — 3.3%
ADT Corp. (The)
3.50%, 7/15/2022	560,000	547,400
Nielsen Finance LLC
5.00%, 4/15/2022 (a)	1,417,000	1,457,739
Prime Security Services Borrower LLC
9.25%, 5/15/2023 (a)	1,868,000	2,042,359
West Corp.
5.38%, 7/15/2022 (a)	541,000	550,808
		4,598,306
Investments	Principal Amount	Value
Corporate Bonds (continued)
Communications Equipment — 0.5%
CommScope Technologies LLC 6.00%, 6/15/2025 (a)	$654,000	$695,006
Construction & Engineering — 0.6%
AECOM 5.13%, 3/15/2027 (a)	789,000	786,041
Consumer Finance — 1.9%
Ally Financial, Inc.
5.75%, 11/20/2025	606,000	629,483
Navient Corp.
5.50%, 1/15/2019	703,000	729,362
Springleaf Finance Corp.
8.25%, 12/15/2020	928,000	1,023,120
6.13%, 5/15/2022	250,000	258,225
		2,640,190
Containers & Packaging — 4.4%
Ball Corp.
4.38%, 12/15/2020	405,000	425,756
5.25%, 7/1/2025	991,000	1,076,722
BWAY Holding Co.
5.50%, 4/15/2024 (a)	491,000	502,047
7.25%, 4/15/2025 (a)	795,000	808,913
Crown Americas LLC
4.50%, 1/15/2023	696,000	725,580
Reynolds Group Issuer, Inc.
5.75%, 10/15/2020	2,009,000	2,062,740
5.13%, 7/15/2023 (a)	600,000	624,000
		6,225,758
Diversified Telecommunication Services — 4.8%
CCO Holdings LLC
5.75%, 2/15/2026 (a)	1,859,000	1,986,806
5.13%, 5/1/2027 (a)	840,000	860,475
CenturyLink, Inc.
Series Y, 7.50%, 4/1/2024	927,000	1,015,065
Frontier Communications Corp.
10.50%, 9/15/2022	866,000	851,928
11.00%, 9/15/2025	2,175,000	2,033,625
		6,747,899
Electronic Equipment, Instruments & Components — 0.6%
Zebra Technologies Corp. 7.25%, 10/15/2022	755,000	810,492

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2017 :: HIGH YIELD—INTEREST RATE HEDGED HYHG :: 45

Investments	Principal Amount	Value
Corporate Bonds (continued)
Energy Equipment & Services — 0.9%
Ensco plc
5.75%, 10/1/2044	$954,000	$677,798
Transocean, Inc.
9.00%, 7/15/2023 (a)	548,000	572,660
		1,250,458
Equity Real Estate Investment Trusts (REITs) — 2.8%
Equinix, Inc.
5.88%, 1/15/2026	503,000	546,857
5.38%, 5/15/2027	890,000	936,449
Iron Mountain, Inc.
6.00%, 10/1/2020 (a)	259,000	270,008
5.75%, 8/15/2024	974,000	999,567
SBA Communications Corp.
4.88%, 9/1/2024 (a)	691,000	701,019
Uniti Group, Inc.
8.25%, 10/15/2023	500,000	526,250
		3,980,150
Food & Staples Retailing — 1.5%
Albertsons Cos. LLC
6.63%, 6/15/2024 (a)	792,000	819,720
5.75%, 3/15/2025 (a)	412,000	409,940
Rite Aid Corp.
6.13%, 4/1/2023 (a)	930,000	923,769
		2,153,429
Food Products — 1.3%
Post Holdings, Inc.
5.50%, 3/1/2025 (a)	100,000	104,750
5.00%, 8/15/2026 (a)	1,725,000	1,735,781
		1,840,531
Health Care Equipment & Supplies — 1.6%
DJO Finco, Inc.
8.13%, 6/15/2021 (a)	847,000	787,710
Hologic, Inc.
5.25%, 7/15/2022 (a)	682,000	716,100
Ortho-Clinical Diagnostics, Inc.
6.63%, 5/15/2022 (a)	819,000	780,097
		2,283,907
Health Care Providers & Services — 9.8%
Centene Corp.
5.63%, 2/15/2021	369,000	385,376
4.75%, 1/15/2025	930,000	960,225
CHS/Community Health Systems, Inc.
6.88%, 2/1/2022	1,834,000	1,629,967
Investments	Principal Amount	Value
Corporate Bonds (continued)
Community Health Systems, Inc.
6.25%, 3/31/2023	$773,000	$801,408
DaVita, Inc.
5.13%, 7/15/2024	1,408,000	1,432,640
5.00%, 5/1/2025	200,000	198,750
Envision Healthcare Corp.
5.63%, 7/15/2022	880,000	918,390
HCA, Inc.
5.38%, 2/1/2025	1,337,000	1,405,521
5.88%, 2/15/2026	736,000	799,480
HealthSouth Corp.
5.75%, 11/1/2024	537,000	554,453
LifePoint Health, Inc.
5.50%, 12/1/2021	882,000	916,178
MPH Acquisition Holdings LLC
7.13%, 6/1/2024 (a)	1,333,000	1,424,577
Tenet Healthcare Corp.
8.13%, 4/1/2022	1,505,000	1,587,775
6.75%, 6/15/2023	792,000	787,905
		13,802,645
Health Care Technology — 0.4%
Quintiles IMS, Inc. 5.00%, 10/15/2026 (a)	535,000	552,270
Hotels, Restaurants & Leisure — 7.6%
1011778 BC ULC
6.00%, 4/1/2022 (a)	1,145,000	1,191,888
4.25%, 5/15/2024 (a)	250,000	250,000
Caesars Entertainment Resort Properties LLC
11.00%, 10/1/2021	656,000	706,118
ESH Hospitality, Inc.
5.25%, 5/1/2025 (a)	532,000	543,619
GLP Capital LP
4.88%, 11/1/2020	802,000	850,120
Hilton Domestic Operating Co., Inc.
4.25%, 9/1/2024 (a)	810,000	818,100
KFC Holding Co.
5.00%, 6/1/2024 (a)	424,000	441,087
5.25%, 6/1/2026 (a)	1,038,000	1,089,122
MGM Resorts International
6.63%, 12/15/2021	286,000	321,035
6.00%, 3/15/2023	1,099,000	1,206,482
Scientific Games International, Inc.
7.00%, 1/1/2022 (a)	505,000	539,087
10.00%, 12/1/2022	1,817,000	1,978,259
Wynn Las Vegas LLC
5.50%, 3/1/2025 (a)	720,000	761,400
		10,696,317

See accompanying notes to the financial statements.

46 :: HYHG HIGH YIELD—INTEREST RATE HEDGED :: MAY 31, 2017 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Corporate Bonds (continued)
Household Products — 0.3%
Spectrum Brands, Inc. 5.75%, 7/15/2025	$370,000	$393,162
Independent Power and Renewable Electricity Producers — 2.9%
Calpine Corp.
5.38%, 1/15/2023	491,000	481,543
5.75%, 1/15/2025	1,005,000	953,494
Dynegy, Inc.
6.75%, 11/1/2019	496,000	510,260
7.38%, 11/1/2022	1,720,000	1,694,200
NRG Energy, Inc.
6.63%, 1/15/2027	520,000	510,900
		4,150,397
Insurance — 0.6%
HUB International Ltd. 7.88%, 10/1/2021 (a)	875,000	914,375
Internet & Direct Marketing Retail — 0.6%
Netflix, Inc. 4.38%, 11/15/2026 (a)	910,000	911,183
Internet Software & Services — 1.5%
Rackspace Hosting, Inc.
8.63%, 11/15/2024 (a)	710,000	756,817
Zayo Group LLC
6.00%, 4/1/2023	548,000	579,510
5.75%, 1/15/2027 (a)	750,000	791,168
		2,127,495
IT Services — 1.9%
First Data Corp.
7.00%, 12/1/2023 (a)	911,000	983,880
5.75%, 1/15/2024 (a)	1,534,000	1,620,287
		2,604,167
Machinery — 1.5%
BlueLine Rental Finance Corp.
9.25%, 3/15/2024 (a)	766,000	800,470
Novelis Corp.
6.25%, 8/15/2024 (a)	856,000	901,882
5.88%, 9/30/2026 (a)	414,000	428,490
		2,130,842
Media — 6.3%
Altice US Finance I Corp.
5.50%, 5/15/2026 (a)	518,000	542,605
AMC Networks, Inc.
5.00%, 4/1/2024	808,000	820,112
Investments	Principal Amount	Value
Corporate Bonds (continued)
Clear Channel Worldwide Holdings, Inc.
Series B, 6.50%, 11/15/2022	$1,134,000	$1,172,272
CSC Holdings LLC
5.50%, 4/15/2027 (a)	500,000	523,660
DISH DBS Corp.
5.88%, 11/15/2024	1,604,000	1,708,260
7.75%, 7/1/2026	200,000	235,000
Sirius XM Radio, Inc.
6.00%, 7/15/2024 (a)	1,108,000	1,175,865
5.38%, 7/15/2026 (a)	421,000	431,525
Tribune Media Co.
5.88%, 7/15/2022	703,000	740,786
Univision Communications, Inc.
5.13%, 2/15/2025 (a)	1,593,000	1,573,088
		8,923,173
Metals & Mining — 1.8%
First Quantum Minerals Ltd.
7.00%, 2/15/2021 (a)	633,000	662,941
7.50%, 4/1/2025 (a)	306,000	308,104
Freeport-McMoRan, Inc.
3.88%, 3/15/2023	1,142,000	1,061,375
5.45%, 3/15/2043	526,000	444,796
		2,477,216
Multiline Retail — 0.9%
Dollar Tree, Inc. 5.75%, 3/1/2023	1,222,000	1,294,098
Oil, Gas & Consumable Fuels — 11.4%
Antero Resources Corp.
5.38%, 11/1/2021	1,001,000	1,029,779
5.13%, 12/1/2022	366,000	370,117
Ascent Resources Utica Holdings LLC
10.00%, 4/1/2022 (a)	128,000	131,200
California Resources Corp.
8.00%, 12/15/2022 (a)	1,322,000	989,847
Cheniere Corpus Christi Holdings LLC
5.88%, 3/31/2025	413,000	443,459
Chesapeake Energy Corp.
8.00%, 12/15/2022 (a)	1,062,000	1,148,288
8.00%, 1/15/2025 (a)	586,000	583,070
Citgo Holding, Inc.
10.75%, 2/15/2020 (a)	1,028,000	1,110,240
Concho Resources, Inc.
5.50%, 4/1/2023	776,000	802,190
CONSOL Energy, Inc.
5.88%, 4/15/2022	1,068,000	1,053,315
Continental Resources, Inc.
4.50%, 4/15/2023	1,105,000	1,080,137

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2017 :: HIGH YIELD—INTEREST RATE HEDGED HYHG :: 47

Investments	Principal Amount	Value
Corporate Bonds (continued)
Energy Transfer Equity LP
5.88%, 1/15/2024	$132,000	$140,910
5.50%, 6/1/2027	1,506,000	1,585,065
EP Energy LLC
9.38%, 5/1/2020	656,000	600,240
8.00%, 2/15/2025 (a)	728,000	622,440
Jupiter Resources, Inc.
8.50%, 10/1/2022 (a)	890,000	700,875
MEG Energy Corp.
7.00%, 3/31/2024 (a)	809,000	699,785
Murray Energy Corp.
11.25%, 4/15/2021 (a)	1,073,000	820,845
Newfield Exploration Co.
5.63%, 7/1/2024	481,000	509,860
Sanchez Energy Corp.
6.13%, 1/15/2023	671,000	590,480
Southwestern Energy Co.
6.70%, 1/23/2025	403,000	397,963
Williams Cos., Inc. (The)
4.55%, 6/24/2024	550,000	565,125
		15,975,230
Personal Products — 0.5%
Nature's Bounty Co. (The) 7.63%, 5/15/2021 (a)	658,000	687,610
Pharmaceuticals — 2.9%
Endo Dac
6.00%, 7/15/2023 (a)	650,000	598,813
6.00%, 2/1/2025 (a)	675,000	604,800
Valeant Pharmaceuticals International, Inc.
5.88%, 5/15/2023 (a)	1,646,000	1,340,461
6.13%, 4/15/2025 (a)	1,935,000	1,557,675
		4,101,749
Professional Services — 0.6%
Jaguar Holding Co. II 6.38%, 8/1/2023 (a)	794,000	839,655
Semiconductors & Semiconductor Equipment — 0.2%
Micron Technology, Inc. 5.25%, 8/1/2023 (a)	255,000	262,013
Software — 2.9%
BMC Software Finance, Inc.
8.13%, 7/15/2021 (a)	1,011,000	1,032,534
Change Healthcare Holdings LLC
5.75%, 3/1/2025 (a)	387,000	397,643
Investments	Principal Amount	Value
Corporate Bonds (continued)
Infor US, Inc.
6.50%, 5/15/2022	$889,000	$925,671
Solera LLC
10.50%, 3/1/2024 (a)	733,000	839,285
Symantec Corp.
5.00%, 4/15/2025 (a)	821,000	851,788
		4,046,921
Specialty Retail — 0.6%
PetSmart, Inc. 7.13%, 3/15/2023 (a)	878,000	818,735
Technology Hardware, Storage & Peripherals — 3.0%
EMC Corp.
1.88%, 6/1/2018	1,704,000	1,693,908
2.65%, 6/1/2020	615,000	606,507
Western Digital Corp.
10.50%, 4/1/2024	1,629,000	1,909,188
		4,209,603
Thrifts & Mortgage Finance — 0.7%
Quicken Loans, Inc. 5.75%, 5/1/2025 (a)	1,029,000	1,030,286
Trading Companies & Distributors — 1.5%
HD Supply, Inc.
5.25%, 12/15/2021 (a)	331,000	348,709
5.75%, 4/15/2024 (a)	537,000	572,576
United Rentals North America, Inc.
5.88%, 9/15/2026	517,000	548,015
5.50%, 5/15/2027	608,000	624,720
		2,094,020
Wireless Telecommunication Services — 3.2%
Sprint Corp.
7.88%, 9/15/2023	2,099,000	2,424,345
7.13%, 6/15/2024	211,000	237,349
T-Mobile USA, Inc.
6.63%, 4/1/2023	668,000	711,219
6.50%, 1/15/2026	1,004,000	1,108,165
		4,481,078
Total Corporate Bonds (Cost $133,564,561)		135,374,575

See accompanying notes to the financial statements.

48 :: HYHG HIGH YIELD—INTEREST RATE HEDGED :: MAY 31, 2017 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Short-Term Investment — 1.6%
Repurchase Agreement (b) — 1.6%
Repurchase Agreements with various counterparties, rates 0.60% - 0.81%, dated 5/31/2017, due 6/1/2017, total to be received $2,261,786 (Cost $2,261,736)	$2,261,736	$2,261,736
Total Investments — 97.9% (Cost $135,826,297)		137,636,311
Other assets less liabilities — 2.1%		2,977,001
Net Assets — 100.0%		$140,613,312

(a)  Securities exempt from registration under Rule 144A or section 4(2), of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of all such securities at 5/31/2017 amounts to $62,537,039, which represents approximately 44.47% of net assets of the Fund.

(b)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subjected to repurchase.

As of May 31, 2017, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$3,145,176
Aggregate gross unrealized depreciation	(1,349,995)
Net unrealized appreciation	$1,795,181
Federal income tax cost of investments	$135,841,130

Futures Contracts Sold

High Yield-Interest Rate Hedged had the following open short futures contracts as of May 31, 2017:

	Number of Contracts	Expiration Date	Notional Amount at Value	Unrealized Depreciation
U.S. 10 Year Treasury Note Futures Contracts	379	9/20/2017	$47,866,516	$(47,129)
U.S. 2 Year Treasury Note Futures Contracts	128	9/29/2017	27,710,000	(3,943)
U.S. 5 Year Treasury Note Futures Contracts	463	9/29/2017	54,778,687	(18,559)
				$(69,631)

Cash collateral in the amount of $970,992 was pledged to cover margin requirements for open futures contracts as of May 31, 2017.

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2017 :: HIGH YIELD—INTEREST RATE HEDGED HYHG :: 49

Investments	Principal Amount	Value
Corporate Bonds — 96.0%
Aerospace & Defense — 1.5%
Embraer Netherlands Finance BV
5.05%, 6/15/2025	$1,183,000	$1,217,307
Lockheed Martin Corp.
4.07%, 12/15/2042	416,000	425,416
Northrop Grumman Corp.
3.25%, 8/1/2023	734,000	762,984
United Technologies Corp.
6.13%, 7/15/2038	1,121,000	1,464,100
5.70%, 4/15/2040	360,000	452,241
		4,322,048
Automobiles — 2.3%
Daimler Finance North America LLC
8.50%, 1/18/2031	831,000	1,263,816
Ford Motor Co.
7.45%, 7/16/2031	1,432,000	1,807,228
4.75%, 1/15/2043	1,456,000	1,371,749
General Motors Co.
4.88%, 10/2/2023	660,000	703,186
6.25%, 10/2/2043	956,000	1,047,955
5.20%, 4/1/2045	669,000	651,439
		6,845,373
Banks — 21.5%
Bank of America Corp.
3.30%, 1/11/2023	1,115,000	1,134,885
4.13%, 1/22/2024	163,000	172,659
4.00%, 4/1/2024	500,000	525,326
4.20%, 8/26/2024	471,000	490,173
4.00%, 1/22/2025	562,000	573,387
Series L, 3.95%, 4/21/2025	679,000	690,508
3.88%, 8/1/2025	320,000	331,418
4.45%, 3/3/2026	577,000	603,048
3.50%, 4/19/2026	311,000	312,514
4.25%, 10/22/2026	682,000	705,536
6.11%, 1/29/2037	548,000	659,040
7.75%, 5/14/2038	846,000	1,198,906
5.88%, 2/7/2042	560,000	700,218
5.00%, 1/21/2044	444,000	501,119
4.88%, 4/1/2044	351,000	389,924
Barclays plc
4.38%, 9/11/2024	446,000	455,708
4.38%, 1/12/2026	400,000	417,203
5.20%, 5/12/2026	825,000	875,025
BNP Paribas
3.25%, 3/3/2023	1,392,000	1,434,364
Citigroup, Inc.
3.50%, 5/15/2023	891,000	909,207
3.88%, 3/26/2025	1,050,000	1,062,448
4.40%, 6/10/2025	530,000	551,143
Investments	Principal Amount	Value
Corporate Bonds (continued)
5.50%, 9/13/2025	$309,000	$345,342
3.70%, 1/12/2026	425,000	432,616
4.60%, 3/9/2026	921,000	970,569
3.40%, 5/1/2026	618,000	613,854
4.30%, 11/20/2026	732,000	757,109
4.45%, 9/29/2027	1,044,000	1,088,305
4.13%, 7/25/2028	356,000	361,583
8.13%, 7/15/2039	246,000	370,996
5.88%, 1/30/2042	246,000	308,716
6.68%, 9/13/2043	632,000	828,921
4.65%, 7/30/2045	175,000	186,763
4.75%, 5/18/2046	446,000	458,090
Cooperatieve Rabobank UA
4.63%, 12/1/2023	1,309,000	1,409,409
3.75%, 7/21/2026	450,000	452,687
5.25%, 5/24/2041	2,521,000	3,061,742
5.25%, 8/4/2045	263,000	302,147
Credit Suisse Group Funding Guernsey Ltd.
3.80%, 6/9/2023	263,000	270,277
3.75%, 3/26/2025	400,000	404,636
4.88%, 5/15/2045	1,049,000	1,132,262
Discover Bank
4.20%, 8/8/2023	250,000	263,580
Fifth Third Bancorp
8.25%, 3/1/2038	992,000	1,443,707
HSBC Holdings plc
4.25%, 3/14/2024	627,000	651,910
3.90%, 5/25/2026	400,000	413,903
4.38%, 11/23/2026	500,000	520,498
6.50%, 5/2/2036	1,806,000	2,302,932
6.50%, 9/15/2037	872,000	1,111,464
6.80%, 6/1/2038	1,874,000	2,483,865
5.25%, 3/14/2044	417,000	469,578
JPMorgan Chase & Co.
3.20%, 1/25/2023	246,000	250,994
3.38%, 5/1/2023	825,000	839,941
3.88%, 2/1/2024	1,642,000	1,727,289
3.63%, 5/13/2024	756,000	784,868
3.88%, 9/10/2024	716,000	740,199
4.25%, 10/1/2027	530,000	555,922
6.40%, 5/15/2038	719,000	959,666
5.50%, 10/15/2040	472,000	569,902
5.60%, 7/15/2041	253,000	309,816
5.40%, 1/6/2042	550,000	660,086
5.63%, 8/16/2043	140,000	166,751
4.85%, 2/1/2044	460,000	525,055
4.95%, 6/1/2045	487,000	532,398
Lloyds Banking Group plc
4.50%, 11/4/2024	206,000	216,032
4.65%, 3/24/2026	328,000	344,617

See accompanying notes to the financial statements.

50 :: IGHG INVESTMENT GRADE—INTEREST RATE HEDGED :: MAY 31, 2017 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Corporate Bonds (continued)
Mitsubishi UFJ Financial Group, Inc.
3.85%, 3/1/2026	$254,000	$267,102
3.68%, 2/22/2027	818,000	852,548
National Australia Bank Ltd.
2.50%, 7/12/2026	357,000	339,034
Royal Bank of Scotland Group plc
3.88%, 9/12/2023	250,000	253,476
Santander UK plc
4.00%, 3/13/2024	1,115,000	1,182,702
Sumitomo Mitsui Financial Group, Inc.
3.78%, 3/9/2026	1,512,000	1,586,802
2.63%, 7/14/2026	260,000	248,491
3.01%, 10/19/2026	200,000	197,448
3.45%, 1/11/2027	665,000	679,750
Wells Fargo & Co.
Series M, 3.45%, 2/13/2023	350,000	359,290
4.13%, 8/15/2023	550,000	583,469
3.30%, 9/9/2024	1,100,000	1,116,955
3.00%, 2/19/2025	1,120,000	1,110,978
3.55%, 9/29/2025	183,000	187,397
3.00%, 4/22/2026	430,000	420,469
4.10%, 6/3/2026	1,326,000	1,380,286
3.00%, 10/23/2026	1,620,000	1,573,563
5.38%, 11/2/2043	133,000	151,996
4.65%, 11/4/2044	250,000	258,913
3.90%, 5/1/2045	496,000	491,275
4.90%, 11/17/2045	120,000	129,111
4.75%, 12/7/2046	669,000	706,325
Wells Fargo Bank NA
6.60%, 1/15/2038	250,000	336,425
Westpac Banking Corp.
2.85%, 5/13/2026	1,200,000	1,174,523
2.70%, 8/19/2026	406,000	391,172
3.35%, 3/8/2027	100,000	101,012
		63,375,268
Beverages — 2.3%
Anheuser-Busch InBev Finance, Inc.
2.63%, 1/17/2023	256,000	255,645
3.70%, 2/1/2024	985,000	1,034,940
Anheuser-Busch InBev Worldwide, Inc.
4.95%, 1/15/2042	200,000	220,955
3.75%, 7/15/2042	1,409,000	1,331,650
Coca-Cola Co. (The)
3.20%, 11/1/2023	587,000	612,339
2.88%, 10/27/2025	252,000	254,389
2.25%, 9/1/2026	1,017,000	969,293
Constellation Brands, Inc.
4.25%, 5/1/2023	634,000	681,408
Molson Coors Brewing Co.
5.00%, 5/1/2042	513,000	560,552
Investments	Principal Amount	Value
Corporate Bonds (continued)
PepsiCo, Inc.
2.75%, 3/1/2023	$250,000	$254,309
5.50%, 1/15/2040	400,000	494,937
Pepsi-Cola Metropolitan Bottling Co., Inc.
Series B, 7.00%, 3/1/2029	120,000	164,669
		6,835,086
Biotechnology — 0.5%
AbbVie, Inc. 4.40%, 11/6/2042	1,462,000	1,452,545
Capital Markets — 8.0%
BlackRock, Inc.
3.50%, 3/18/2024	1,203,000	1,271,498
Deutsche Bank AG
3.70%, 5/30/2024	942,000	941,112
Goldman Sachs Group, Inc. (The)
3.63%, 1/22/2023	388,000	401,862
4.25%, 10/21/2025	1,576,000	1,635,229
5.95%, 1/15/2027	1,210,000	1,423,318
6.13%, 2/15/2033	1,639,000	2,039,908
6.45%, 5/1/2036	1,193,000	1,485,286
6.75%, 10/1/2037	508,000	649,653
6.25%, 2/1/2041	352,000	454,628
5.15%, 5/22/2045	1,183,000	1,289,084
Morgan Stanley
4.10%, 5/22/2023	100,000	104,799
Series F, 3.88%, 4/29/2024	1,182,000	1,234,642
3.70%, 10/23/2024	1,386,000	1,430,498
4.00%, 7/23/2025	150,000	156,923
5.00%, 11/24/2025	2,640,000	2,887,941
3.88%, 1/27/2026	580,000	598,160
3.13%, 7/27/2026	150,000	145,701
4.35%, 9/8/2026	730,000	764,619
3.63%, 1/20/2027	622,000	627,678
4.30%, 1/27/2045	591,000	603,521
4.38%, 1/22/2047	600,000	620,549
State Street Corp.
3.10%, 5/15/2023	439,000	448,608
3.70%, 11/20/2023	896,000	949,892
3.30%, 12/16/2024	671,000	695,231
3.55%, 8/18/2025	752,000	787,702
		23,648,042
Chemicals — 0.3%
Dow Chemical Co. (The)
7.38%, 11/1/2029	470,000	643,610
EI du Pont de Nemours & Co.
2.80%, 2/15/2023	355,000	357,264
		1,000,874

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2017 :: INVESTMENT GRADE—INTEREST RATE HEDGED IGHG :: 51

Investments	Principal Amount	Value
Corporate Bonds (continued)
Communications Equipment — 0.7%
Cisco Systems, Inc.
3.63%, 3/4/2024	$1,430,000	$1,521,052
5.90%, 2/15/2039	320,000	415,896
		1,936,948
Consumer Finance — 0.9%
American Express Co.
2.65%, 12/2/2022	1,016,000	1,018,768
4.05%, 12/3/2042	626,000	634,081
Ford Motor Credit Co. LLC
4.38%, 8/6/2023	729,000	763,183
John Deere Capital Corp.
2.80%, 3/6/2023	90,000	91,490
		2,507,522
Diversified Financial Services — 3.5%
Berkshire Hathaway, Inc.
4.50%, 2/11/2043	648,000	713,158
GE Capital International Funding Co. Unlimited Co.
4.42%, 11/15/2035	437,000	470,743
Shell International Finance BV
2.25%, 1/6/2023	654,000	645,544
3.40%, 8/12/2023	529,000	553,039
3.25%, 5/11/2025	1,494,000	1,535,098
2.88%, 5/10/2026	445,000	441,732
2.50%, 9/12/2026	598,000	575,880
4.13%, 5/11/2035	384,000	398,595
6.38%, 12/15/2038	170,000	227,314
5.50%, 3/25/2040	528,000	639,621
4.55%, 8/12/2043	682,000	726,024
4.38%, 5/11/2045	1,536,000	1,616,385
4.00%, 5/10/2046	650,000	642,307
3.75%, 9/12/2046	1,186,000	1,127,236
		10,312,676
Diversified Telecommunication Services — 5.2%
AT&T, Inc.
6.30%, 1/15/2038	226,000	263,194
5.35%, 9/1/2040	860,000	898,882
5.55%, 8/15/2041	1,726,000	1,851,009
5.15%, 3/15/2042	260,000	265,404
CC Holdings GS V LLC
3.85%, 4/15/2023	434,000	456,227
Telefonica Emisiones SAU
7.05%, 6/20/2036	1,625,000	2,098,554
5.21%, 3/8/2047	400,000	424,620
Verizon Communications, Inc.
5.15%, 9/15/2023	816,000	912,906
2.63%, 8/15/2026	1,882,000	1,748,929
4.27%, 1/15/2036	1,501,000	1,436,751
Investments	Principal Amount	Value
Corporate Bonds (continued)
6.55%, 9/15/2043	$300,000	$375,887
4.13%, 8/15/2046	240,000	213,638
4.86%, 8/21/2046	2,632,000	2,616,050
4.52%, 9/15/2048	1,822,000	1,713,092
		15,275,143
Electric Utilities — 1.3%
Duke Energy Florida LLC
6.40%, 6/15/2038	604,000	823,872
FirstEnergy Corp.
Series C, 7.38%, 11/15/2031	894,000	1,193,469
Georgia Power Co.
4.30%, 3/15/2042	880,000	891,635
Pacific Gas & Electric Co.
6.05%, 3/1/2034	780,000	1,002,281
		3,911,257
Energy Equipment & Services — 0.2%
Baker Hughes, Inc.
5.13%, 9/15/2040	186,000	214,071
Halliburton Co.
7.45%, 9/15/2039	334,000	464,607
		678,678
Equity Real Estate Investment Trusts (REITs) — 0.9%
American Tower Corp.
3.50%, 1/31/2023	597,000	614,854
5.00%, 2/15/2024	300,000	330,970
Crown Castle International Corp.
5.25%, 1/15/2023	402,000	448,998
Weyerhaeuser Co.
7.38%, 3/15/2032	997,000	1,371,179
		2,766,001
Food & Staples Retailing — 2.5%
Wal-Mart Stores, Inc.
5.25%, 9/1/2035	707,000	861,088
6.50%, 8/15/2037	2,002,000	2,770,128
6.20%, 4/15/2038	243,000	326,116
5.63%, 4/1/2040	530,000	677,798
5.00%, 10/25/2040	393,000	466,982
5.63%, 4/15/2041	1,843,000	2,364,510
		7,466,622
Food Products — 0.9%
JM Smucker Co. (The)
3.50%, 3/15/2025	1,048,000	1,078,350
Kraft Heinz Foods Co.
5.00%, 6/4/2042	1,174,000	1,226,825
Unilever Capital Corp.
5.90%, 11/15/2032	304,000	401,298
		2,706,473

See accompanying notes to the financial statements.

52 :: IGHG INVESTMENT GRADE—INTEREST RATE HEDGED :: MAY 31, 2017 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Corporate Bonds (continued)
Health Care Equipment & Supplies — 1.7%
Medtronic, Inc.
3.50%, 3/15/2025	$2,810,000	$2,932,153
4.38%, 3/15/2035	982,000	1,062,482
4.63%, 3/15/2045	916,000	1,016,487
		5,011,122
Health Care Providers & Services — 2.8%
Anthem, Inc.
3.30%, 1/15/2023	1,567,000	1,606,338
HCA, Inc.
4.75%, 5/1/2023	130,000	138,664
5.00%, 3/15/2024	165,000	176,781
5.25%, 4/15/2025	1,767,000	1,929,352
Howard Hughes Medical Institute
3.50%, 9/1/2023	482,000	510,299
UnitedHealth Group, Inc.
3.75%, 7/15/2025	964,000	1,020,257
3.10%, 3/15/2026	998,000	1,008,184
4.63%, 7/15/2035	386,000	431,800
6.88%, 2/15/2038	734,000	1,029,064
4.75%, 7/15/2045	494,000	556,727
		8,407,466
Household Products — 0.5%
Procter & Gamble Co. (The)
3.10%, 8/15/2023	525,000	547,714
5.55%, 3/5/2037	608,000	807,447
		1,355,161
Industrial Conglomerates — 2.5%
General Electric Co.
3.10%, 1/9/2023	614,000	639,068
6.75%, 3/15/2032	980,000	1,353,607
5.88%, 1/14/2038	897,000	1,156,768
6.88%, 1/10/2039	1,493,000	2,154,915
4.13%, 10/9/2042	1,279,000	1,336,714
4.50%, 3/11/2044	671,000	738,700
		7,379,772
Insurance — 1.6%
American International Group, Inc.
4.13%, 2/15/2024	414,000	437,908
AXA SA
8.60%, 12/15/2030	918,000	1,289,790
Manulife Financial Corp.
4.15%, 3/4/2026	870,000	926,058
MetLife, Inc.
3.60%, 4/10/2024	111,000	117,123
5.70%, 6/15/2035	491,000	604,723
4.05%, 3/1/2045	1,359,000	1,372,261
		4,747,863
Investments	Principal Amount	Value
Corporate Bonds (continued)
IT Services — 1.4%
International Business Machines Corp.
3.38%, 8/1/2023	$730,000	$762,938
3.63%, 2/12/2024	1,702,000	1,788,276
3.45%, 2/19/2026	500,000	513,736
4.00%, 6/20/2042	83,000	82,961
Mastercard, Inc.
3.38%, 4/1/2024	962,000	1,009,492
		4,157,403
Machinery — 0.4%
Caterpillar, Inc. 3.80%, 8/15/2042	1,178,000	1,171,744
Media — 6.0%
21st Century Fox America, Inc.
6.40%, 12/15/2035	673,000	839,277
6.15%, 3/1/2037	354,000	433,291
6.65%, 11/15/2037	1,387,000	1,784,916
Comcast Corp.
3.60%, 3/1/2024	892,000	942,560
4.25%, 1/15/2033	1,011,000	1,076,652
6.50%, 11/15/2035	1,114,000	1,461,040
6.45%, 3/15/2037	280,000	368,581
6.95%, 8/15/2037	342,000	476,091
6.40%, 5/15/2038	792,000	1,041,063
NBCUniversal Media LLC
2.88%, 1/15/2023	200,000	204,158
5.95%, 4/1/2041	681,000	861,829
4.45%, 1/15/2043	180,000	189,104
Time Warner Cable LLC
7.30%, 7/1/2038	549,000	700,059
6.75%, 6/15/2039	508,000	622,898
Time Warner Entertainment Co. LP
8.38%, 3/15/2023	800,000	1,010,740
8.38%, 7/15/2033	302,000	417,367
Time Warner, Inc.
6.10%, 7/15/2040	580,000	666,700
6.25%, 3/29/2041	800,000	938,155
Viacom, Inc.
6.88%, 4/30/2036	654,000	753,872
4.38%, 3/15/2043	764,000	673,111
Walt Disney Co. (The)
2.35%, 12/1/2022	512,000	513,002
3.00%, 2/13/2026	300,000	302,283
1.85%, 7/30/2026	1,607,000	1,468,768
		17,745,517

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2017 :: INVESTMENT GRADE—INTEREST RATE HEDGED IGHG :: 53

Investments	Principal Amount	Value
Corporate Bonds (continued)
Metals & Mining — 2.8%
BHP Billiton Finance USA Ltd.
3.85%, 9/30/2023	$1,024,000	$1,099,882
4.13%, 2/24/2042	583,000	592,134
5.00%, 9/30/2043	959,000	1,100,372
Rio Tinto Finance USA Ltd.
5.20%, 11/2/2040	604,000	705,578
Southern Copper Corp.
6.75%, 4/16/2040	100,000	113,458
5.25%, 11/8/2042	938,000	916,478
Vale Overseas Ltd.
6.25%, 8/10/2026	970,000	1,052,450
6.88%, 11/21/2036	1,111,000	1,194,325
6.88%, 11/10/2039	257,000	275,812
Vale SA
5.63%, 9/11/2042	1,264,000	1,191,194
		8,241,683
Multiline Retail — 0.8%
Target Corp.
3.50%, 7/1/2024	302,000	315,695
2.50%, 4/15/2026	260,000	248,628
4.00%, 7/1/2042	1,006,000	1,003,074
3.63%, 4/15/2046	742,000	693,325
		2,260,722
Multi-Utilities — 0.4%
Berkshire Hathaway Energy Co. 6.50%, 9/15/2037	790,000	1,059,516
Oil, Gas & Consumable Fuels — 7.3%
Anadarko Petroleum Corp.
6.45%, 9/15/2036	551,000	655,935
Apache Corp.
6.00%, 1/15/2037	812,000	952,674
BP Capital Markets plc
2.75%, 5/10/2023	1,125,000	1,131,350
3.81%, 2/10/2024	701,000	737,981
3.51%, 3/17/2025	488,000	503,709
Canadian Natural Resources Ltd.
6.25%, 3/15/2038	282,000	329,630
Cenovus Energy, Inc.
6.75%, 11/15/2039	812,000	907,684
CNOOC Finance 2013 Ltd.
3.00%, 5/9/2023	200,000	198,104
CNOOC Finance 2015 USA LLC
3.50%, 5/5/2025	450,000	451,292
ConocoPhillips
6.50%, 2/1/2039	1,818,000	2,357,277
Investments	Principal Amount	Value
Corporate Bonds (continued)
ConocoPhillips Holding Co.
6.95%, 4/15/2029	$100,000	$130,878
Devon Financing Co. LLC
7.88%, 9/30/2031	421,000	559,529
Ecopetrol SA
5.88%, 9/18/2023	1,078,000	1,179,224
4.13%, 1/16/2025	351,000	343,980
5.88%, 5/28/2045	841,000	776,580
Hess Corp.
5.60%, 2/15/2041	584,000	604,808
Kinder Morgan Energy Partners LP
6.95%, 1/15/2038	660,000	795,524
Kinder Morgan, Inc.
7.75%, 1/15/2032	319,000	410,153
Nexen Energy ULC
6.40%, 5/15/2037	1,092,000	1,386,201
Phillips 66
5.88%, 5/1/2042	622,000	745,196
Statoil ASA
2.45%, 1/17/2023	312,000	310,742
3.70%, 3/1/2024	1,157,000	1,224,880
Suncor Energy, Inc.
6.50%, 6/15/2038	309,000	395,669
Total Capital Canada Ltd.
2.75%, 7/15/2023	110,000	111,543
Total Capital International SA
2.70%, 1/25/2023	644,000	652,428
3.70%, 1/15/2024	103,000	108,906
3.75%, 4/10/2024	561,000	596,230
TransCanada PipeLines Ltd.
6.20%, 10/15/2037	469,000	596,502
7.63%, 1/15/2039	662,000	963,033
Valero Energy Corp.
6.63%, 6/15/2037	900,000	1,091,497
Williams Partners LP
6.30%, 4/15/2040	366,000	432,576
		21,641,715
Pharmaceuticals — 6.7%
AstraZeneca plc
3.38%, 11/16/2025	714,000	731,877
6.45%, 9/15/2037	1,502,000	2,018,195
4.00%, 9/18/2042	304,000	304,698
4.38%, 11/16/2045	756,000	807,568
GlaxoSmithKline Capital, Inc.
2.80%, 3/18/2023	994,000	1,012,287
6.38%, 5/15/2038	501,000	673,922
Merck & Co., Inc.
2.80%, 5/18/2023	472,000	482,659
4.15%, 5/18/2043	1,056,000	1,114,851

See accompanying notes to the financial statements.

54 :: IGHG INVESTMENT GRADE—INTEREST RATE HEDGED :: MAY 31, 2017 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Corporate Bonds (continued)
Novartis Capital Corp.
3.40%, 5/6/2024	$1,239,000	$1,299,576
4.40%, 5/6/2044	893,000	990,321
Pfizer, Inc.
3.00%, 6/15/2023	483,000	499,832
3.40%, 5/15/2024	1,112,000	1,173,033
2.75%, 6/3/2026	700,000	690,895
3.00%, 12/15/2026	956,000	961,477
4.00%, 12/15/2036	596,000	620,615
7.20%, 3/15/2039	1,070,000	1,569,244
4.13%, 12/15/2046	192,000	200,002
Teva Pharmaceutical Finance Netherlands III BV
2.80%, 7/21/2023	674,000	655,225
3.15%, 10/1/2026	2,392,000	2,246,473
4.10%, 10/1/2046	1,424,000	1,255,236
Wyeth LLC
5.95%, 4/1/2037	468,000	597,962
		19,905,948
Semiconductors & Semiconductor Equipment — 0.6%
Intel Corp. 4.80%, 10/1/2041	1,586,000	1,794,829
Software — 1.1%
Microsoft Corp.
4.50%, 10/1/2040	160,000	178,414
5.30%, 2/8/2041	422,000	515,971
Oracle Corp.
3.63%, 7/15/2023	648,000	687,928
6.13%, 7/8/2039	1,174,000	1,535,933
5.38%, 7/15/2040	222,000	266,618
		3,184,864
Specialty Retail — 0.5%
Home Depot, Inc. (The) 5.88%, 12/16/2036	1,196,000	1,555,449
Technology Hardware, Storage & Peripherals — 3.0%
Apple, Inc.
2.40%, 5/3/2023	1,889,000	1,879,772
3.45%, 5/6/2024	2,049,000	2,147,903
2.50%, 2/9/2025	700,000	688,796
3.20%, 5/13/2025	1,099,000	1,126,898
3.85%, 5/4/2043	1,055,000	1,047,005
4.45%, 5/6/2044	200,000	215,765
3.45%, 2/9/2045	840,000	780,070
4.38%, 5/13/2045	432,000	463,121
HP, Inc.
6.00%, 9/15/2041	579,000	615,884
		8,965,214
Investments	Principal Amount	Value
Corporate Bonds (continued)
Thrifts & Mortgage Finance — 0.2%
BPCE SA 4.00%, 4/15/2024	$500,000	$529,087
Tobacco — 1.0%
Altria Group, Inc.
4.00%, 1/31/2024	489,000	523,510
5.38%, 1/31/2044	932,000	1,109,256
Philip Morris International, Inc.
6.38%, 5/16/2038	593,000	776,422
4.25%, 11/10/2044	545,000	556,841
		2,966,029
Wireless Telecommunication Services — 2.2%
America Movil SAB de CV
6.38%, 3/1/2035	1,082,000	1,320,529
6.13%, 3/30/2040	1,100,000	1,341,004
Telefonica Europe BV
8.25%, 9/15/2030	710,000	1,000,531
Vodafone Group plc
2.95%, 2/19/2023	956,000	964,426
6.15%, 2/27/2037	958,000	1,146,301
4.38%, 2/19/2043	650,000	632,911
		6,405,702
Total Corporate Bonds (Cost $276,016,014)		283,527,362
Short-Term Investment — 0.4%
Repurchase Agreement (a) — 0.4%
Repurchase Agreements with various counterparties, rates 0.60% - 0.81%, dated 5/31/2017, due 6/1/2017, total to be received $1,265,716 (Cost $1,265,688)	1,265,688	1,265,688
Total Investments — 96.4% (Cost $277,281,702)		284,793,050
Other assets less liabilities — 3.6%		10,633,019
Net Assets — 100.0%		$295,426,069

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subjected to repurchase.

As of May 31, 2017, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$7,729,135
Aggregate gross unrealized depreciation	(342,692)
Net unrealized appreciation	$7,386,443
Federal income tax cost of investments	$277,406,607

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2017 :: INVESTMENT GRADE—INTEREST RATE HEDGED IGHG :: 55

Futures Contracts Sold

Investment Grade-Interest Rate Hedged had the following open short futures contracts as of May 31, 2017:

	Number of Contracts	Expiration Date	Notional Amount at Value	Unrealized Depreciation
U.S. 10 Year Treasury Note Futures Contracts	1,159	9/20/2017	$146,378,078	$(110,580)
U.S. Long Bond Futures Contracts	862	9/20/2017	132,586,375	(324,006)
Ultra Long Term U.S. Treasury Bond Futures Contracts	100	9/20/2017	16,512,500	(78,301)
				$(512,887)

Cash collateral in the amount of $5,460,070 was pledged to cover margin requirements for open futures contracts as of May 31, 2017.

See accompanying notes to the financial statements.

56 :: IGHG INVESTMENT GRADE—INTEREST RATE HEDGED :: MAY 31, 2017 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Foreign Government Securities — 73.8%
Argentina Government International Bond
6.88%, 4/22/2021	$150,000	$163,800
5.63%, 1/26/2022	240,000	250,080
Banco Nacional de Desenvolvimento Economico e Social
6.37%, 6/16/2018 (a)	200,000	206,826
Brazilian Government International Bond
8.88%, 10/14/2019	120,000	137,640
Chile Government International Bond
3.25%, 9/14/2021	100,000	104,015
Colombia Government International Bond
11.75%, 2/25/2020	130,000	162,175
Croatia Government International Bond
6.63%, 7/14/2020 (a)	200,000	221,081
Export-Import Bank of Korea
5.13%, 6/29/2020	200,000	215,449
Hazine Mustesarligi Varlik Kiralama A/S
4.56%, 10/10/2018 (a)	460,000	470,120
Hungary Government International Bond
6.38%, 3/29/2021	150,000	169,350
Indonesia Government International Bond
5.88%, 3/13/2020 (a)	300,000	327,846
Korea International Bond
7.13%, 4/16/2019	300,000	328,770
Lithuania Government International Bond
6.13%, 3/9/2021 (a)	150,000	169,503
Mexico Government International Bond
5.13%, 1/15/2020	182,000	197,652
3.50%, 1/21/2021	60,000	62,430
3.63%, 3/15/2022	64,000	66,176
Philippine Government International Bond
6.50%, 1/20/2020	170,000	189,900
Poland Government International Bond
6.38%, 7/15/2019	140,000	153,450
5.00%, 3/23/2022	80,000	88,606
Qatar Government International Bond
4.50%, 1/20/2022 (a)	300,000	325,222
Republic of Lebanon
8.25%, 4/12/2021 (a)	250,000	272,825
Republic of Pakistan
7.25%, 4/15/2019 (a)	200,000	211,219
Romania Government International Bond
6.75%, 2/7/2022 (a)	80,000	93,000
Russian Foreign Bond
5.00%, 4/29/2020 (a)	200,000	213,500
Serbia International Bond
4.88%, 2/25/2020 (a)	200,000	208,300
South Africa Government International Bond
6.88%, 5/27/2019	200,000	216,740
Sri Lanka Government International Bond
6.25%, 10/4/2020 (a)	200,000	212,893
Investments	Principal Amount	Value
Foreign Government Securities (continued)
Turkey Government International Bond
7.50%, 11/7/2019	$200,000	$220,186
Venezuela Government International Bond
7.00%, 12/1/2018 (a)	60,000	40,050
7.75%, 10/13/2019 (a)	60,000	33,378
6.00%, 12/9/2020 (a)	60,000	30,228
Total Foreign Government Securities (Cost $5,697,951)		5,762,410
Corporate Bonds — 24.4%
Banks — 5.2%
QNB Finance Ltd.
2.13%, 9/7/2021 (a)	200,000	194,874
Russian Agricultural Bank OJSC Via RSHB Capital SA
7.75%, 5/29/2018 (a)	200,000	210,676
		405,550
Diversified Financial Services — 2.8%
Gazprom OAO Via Gaz Capital SA 6.00%, 1/23/2021 (a)	200,000	217,563
Electric Utilities — 2.9%
Majapahit Holding BV 8.00%, 8/7/2019 (a)	200,000	223,250
Metals & Mining — 1.3%
Corp. Nacional del Cobre de Chile 3.75%, 11/4/2020 (a)	100,000	105,021
Oil, Gas & Consumable Fuels — 12.2%
KazMunayGas National Co. JSC
6.38%, 4/9/2021 (a)	200,000	220,800
Petrobras Global Finance BV
5.75%, 1/20/2020	115,000	119,456
4.88%, 3/17/2020	160,000	162,800
5.38%, 1/27/2021	100,000	101,955
Petroleos Mexicanos
6.00%, 3/5/2020	72,000	77,823
3.50%, 7/23/2020	80,000	81,408
5.38%, 3/13/2022 (a)	180,000	191,736
		955,978
Total Corporate Bonds (Cost $1,847,172)		1,907,362

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2017 :: SHORT TERM USD EMERGING MARKETS BOND ETF EMSH :: 57

Investments	Principal Amount	Value
Short-Term Investment — 0.7%
Repurchase Agreement (b) — 0.7%
Repurchase Agreements with various counterparties, rates 0.60% - 0.81%, dated 5/31/2017, due 6/1/2017, total to be received $57,548 (Cost $57,548)	$57,548	$57,548
Total Investments — 98.9% (Cost $7,602,671)		7,727,320
Other assets less liabilities — 1.1%		88,572
Net Assets — 100.0%		$7,815,892

(a)  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale. At May 31, 2017, the value of these securities amounted to $4,399,911 or 56.29% of net assets of the Fund.

(b)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subjected to repurchase.

Abbreviations

OJSC Open Joint Stock Company

As of May 31, 2017, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$134,200
Aggregate gross unrealized depreciation	(9,551)
Net unrealized appreciation	$124,649
Federal income tax cost of investments	$7,602,671

Short Term USD Emerging Markets Bond ETF invested, as a percentage of net assets, in the following countries as of May 31, 2017:

Brazil	9.3%
Turkey	8.8%
Mexico	8.7%
Russia	8.2%
Indonesia	7.0%
South Korea	7.0%
Qatar	6.7%
Argentina	5.3%
Lebanon	3.5%
Poland	3.1%
Croatia	2.8%
Kazakhstan	2.8%
South Africa	2.8%
Sri Lanka	2.7%
Pakistan	2.7%
Chile	2.7%
Serbia	2.7%
Philippines	2.4%
Lithuania	2.2%
Hungary	2.2%
Colombia	2.1%
Venezuela	1.3%
Romania	1.2%
Other[1]	1.8%
100.0%

1  Includes any non fixed-income securities and net other assets (liabilities).

See accompanying notes to the financial statements.

58 :: EMSH SHORT TERM USD EMERGING MARKETS BOND ETF :: MAY 31, 2017 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Corporate Bonds — 98.9%
Banks — 94.2%
Australia & New Zealand Banking Group Ltd.
2.05%, 5/27/2020 (a)	$250,000	$250,543
Bank of Montreal
1.75%, 6/15/2021 (a)	250,000	246,543
Bank of Nova Scotia (The)
1.85%, 4/14/2020	320,000	319,296
Canadian Imperial Bank of Commerce
2.25%, 7/21/2020 (a)	307,000	309,159
Commonwealth Bank of Australia
1.88%, 12/11/2018 (a)	300,000	300,572
DNB Boligkreditt A/S
2.00%, 5/28/2020 (a)	308,000	308,172
National Australia Bank Ltd.
2.00%, 2/22/2019 (a)	295,000	295,954
Norddeutsche Landesbank Girozentrale
2.00%, 2/5/2019 (a)	200,000	200,690
Royal Bank of Canada
2.00%, 10/1/2018	330,000	331,520
2.20%, 9/23/2019	300,000	302,027
1.88%, 2/5/2020	380,000	379,299
2.10%, 10/14/2020	250,000	250,215
2.30%, 3/22/2021	340,000	341,469
SpareBank 1 Boligkreditt A/S
1.75%, 11/15/2019 (a)	300,000	298,707
Stadshypotek AB
1.88%, 10/2/2019 (a)	312,000	311,905
Toronto-Dominion Bank (The)
1.95%, 4/2/2020 (a)	311,000	310,591
Westpac Banking Corp.
1.85%, 11/26/2018 (a)	440,000	441,002
2.00%, 5/21/2019 (a)	200,000	200,667
2.00%, 3/3/2020 (a)	350,000	350,035
2.10%, 2/25/2021 (a)	445,000	445,127
		6,193,493
Capital Markets — 4.7%
ING Bank NV
2.63%, 12/5/2022 (a)	300,000	304,116
Total Corporate Bonds (Cost $6,492,224)		6,497,609
Investments	Principal Amount	Value
Short-Term Investment — 0.8%
Repurchase Agreement (b) — 0.8%
Repurchase Agreements with various counterparties, rates 0.60% - 0.81%, dated 5/31/2017, due 6/1/2017, total to be received $55,450 (Cost $55,450)	$55,450	$55,450
Total Investments — 99.7% (Cost $6,547,674)		6,553,059
Other assets less liabilities — 0.3%		23,013
Net Assets — 100.0%		$6,576,072

(a)  Securities exempt from registration under Rule 144A or section 4(2), of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of all such securities at 5/31/2017 amounts to $4,573,783, which represents approximately 69.55% of net assets of the Fund.

(b)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subjected to repurchase.

As of May 31, 2017, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$19,551
Aggregate gross unrealized depreciation	(14,166)
Net unrealized appreciation	$5,385
Federal income tax cost of investments	$6,547,674

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2017 :: USD COVERED BOND COBO :: 59

USD Covered Bond invested, as a percentage of net assets, in the following countries as of May 31, 2017:
Canada	42.4%
Australia	34.8%
Norway	9.2%
Sweden	4.8%
Netherlands	4.6%
Germany	3.1%
Other[1]	1.1%
100.0%

1  Includes any non fixed-income securities and net other assets (liabilities).

See accompanying notes to the financial statements.

60 :: COBO USD COVERED BOND :: MAY 31, 2017 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount		Value
Foreign Government Securities — 64.9%
Bund Laender Anleihe
1.50%, 7/15/2020 (a)	EUR	139,000	$165,148
Bundesrepublik Deutschland
Series 8, 3.75%, 1/4/2019 (a)	EUR	139,000	167,630
Series 9, 3.50%, 7/4/2019 (a)	EUR	136,000	166,553
1.75%, 7/4/2022 (a)	EUR	140,000	174,916
1.00%, 8/15/2025 (a)	EUR	148,000	179,491
0.00%, 8/15/2026 (a)	EUR	175,000	192,924
Gemeinsame Deutsche Bundeslaender
Series 40, 1.75%, 6/13/2022	EUR	75,000	91,979
0.50%, 2/5/2025 (a)	EUR	65,000	74,028
State of Baden-Wurttemberg
1.00%, 7/18/2022 (a)	EUR	67,000	79,370
Series 120, 2.00%, 11/13/2023 (a)	EUR	76,000	95,681
State of Berlin
0.75%, 11/11/2022 (a)	EUR	67,000	78,347
Series 465, 0.25%, 4/22/2025 (a)	EUR	70,000	77,956
State of Brandenburg
1.50%, 2/12/2020 (a)	EUR	42,000	49,573
3.50%, 6/15/2021 (a)	EUR	48,000	62,029
State of Hesse
Series 1512, 0.25%, 6/10/2025 (a)	EUR	150,000	167,011
State of Lower Saxony
Series 841, 2.13%, 1/16/2024 (a)	EUR	100,000	126,778
State of North Rhine-Westphalia
1.25%, 3/13/2020 (a)	EUR	63,000	73,967
1.88%, 9/15/2022 (a)	EUR	81,000	100,183
State of Rhineland-Palatinate
0.10%, 8/18/2026 (a)	EUR	130,000	140,503
State of Saxony-Anhalt
1.63%, 4/25/2023 (a)	EUR	75,000	91,948
1.88%, 4/10/2024 (a)	EUR	46,000	57,537
Total Foreign Government Securities (Cost $2,570,655)			2,413,552
Corporate Bonds — 34.1%
Banks — 34.1%
KFW
3.88%, 1/21/2019	EUR	135,000	162,904
3.38%, 1/18/2021	EUR	130,000	166,377
0.00%, 6/30/2021	EUR	155,000	176,482
0.13%, 1/15/2024	EUR	160,000	180,442
0.63%, 2/22/2027	EUR	153,000	173,748
Investments	Principal Amount		Value
Corporate Bonds (continued)
Landeskreditbank Baden-Wuerttemberg Foerderbank
0.13%, 11/5/2020 (a)	EUR	128,000	$145,650
Landwirtschaftliche Rentenbank
0.25%, 11/24/2022 (a)	EUR	56,000	64,048
0.63%, 2/20/2030 (a)	EUR	75,000	81,359
NRW Bank
3.88%, 1/27/2020 (a)	EUR	54,000	67,496
0.50%, 5/11/2026 (a)	EUR	43,000	48,308
Total Corporate Bonds (Cost $1,294,870)			1,266,814
Short-Term Investment — 0.1%
Repurchase Agreement (b) — 0.1%
Repurchase Agreements with various counterparties, rates 0.60% - 0.81%, dated 5/31/2017, due 6/1/2017, total to be received $2,400 (Cost $2,400)		$2,400	2,400
Total Investments — 99.1% (Cost $3,867,925)			3,682,766
Other assets less liabilities — 0.9%			32,886
Net Assets — 100.0%			$3,715,652

(a)  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale. At May 31, 2017, the value of these securities amounted to $2,728,434 or 73.43% of net assets of the Fund.

(b)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subjected to repurchase.

Abbreviations

EUR  Euro

As of May 31, 2017, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$54,084
Aggregate gross unrealized depreciation	(239,243)
Net unrealized depreciation	$(185,159)
Federal income tax cost of investments	$3,867,925

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2017 :: GERMAN SOVEREIGN/SUB-SOVEREIGN ETF GGOV :: 61

	Percentage of Net Assets	Shares	Value
Common Stocks — 11.8%
Advanced Micro Devices, Inc.* (Semiconductors & Semiconductor Equipment)	0.1%	1,892	$21,171
Aspen Technology, Inc.* (Software)	0.1%	197	12,049
Bank of the Ozarks, Inc. (Banks)	0.0%	223	9,857
Blackbaud, Inc. (Software)	0.0%	118	9,762
Cavium, Inc.* (Semiconductors & Semiconductor Equipment)	0.1%	163	11,894
Chemours Co. (The) (Chemicals)	0.1%	461	18,435
Cirrus Logic, Inc.* (Semiconductors & Semiconductor Equipment)	0.0%	157	10,354
Coherent, Inc.* (Electronic Equipment, Instruments & Components)	0.1%	61	15,137
Curtiss-Wright Corp. (Aerospace & Defense)	0.0%	111	9,993
DuPont Fabros Technology, Inc. (Equity Real Estate Investment Trusts (REITs))	0.0%	187	10,216
EMCOR Group, Inc. (Construction & Engineering)	0.0%	152	9,579
EPAM Systems, Inc.* (IT Services)	0.0%	120	10,066
Exact Sciences Corp.* (Biotechnology)	0.0%	265	9,665
Exelixis, Inc.* (Biotechnology)	0.0%	572	10,702
Fair Isaac Corp. (Software)	0.0%	78	10,348
FNB Corp. (Banks)	0.0%	801	10,573
Gramercy Property Trust (Equity Real Estate Investment Trusts (REITs))	0.0%	354	10,461
Hancock Holding Co. (Banks)	0.0%	211	9,748
Healthcare Realty Trust, Inc. (Equity Real Estate Investment Trusts (REITs))	0.0%	287	9,546
HealthSouth Corp. (Health Care Providers & Services)	0.0%	223	10,109
Hudson Pacific Properties, Inc. (Equity Real Estate Investment Trusts (REITs))	0.0%	308	10,090
IBERIABANK Corp. (Banks)	0.0%	128	9,882
IDACORP, Inc. (Electric Utilities)	0.0%	128	11,174
Investors Bancorp, Inc. (Banks)	0.0%	748	9,896
j2 Global, Inc. (Internet Software & Services)	0.0%	118	9,985
	Percentage of Net Assets	Shares	Value
Common Stocks (continued)
LogMeIn, Inc. (Internet Software & Services)	0.1%	132	$14,652
Masimo Corp.* (Health Care Equipment & Supplies)	0.0%	108	9,400
MAXIMUS, Inc. (IT Services)	0.0%	162	10,057
Medical Properties Trust, Inc. (Equity Real Estate Investment Trusts (REITs))	0.0%	741	9,596
Medidata Solutions, Inc.* (Health Care Technology)	0.0%	139	9,894
Microsemi Corp.* (Semiconductors & Semiconductor Equipment)	0.1%	286	14,045
MKS Instruments, Inc. (Semiconductors & Semiconductor Equipment)	0.0%	134	10,954
Monolithic Power Systems, Inc. (Semiconductors & Semiconductor Equipment)	0.0%	98	9,624
New Residential Investment Corp. (Mortgage Real Estate Investment Trusts (REITs))	0.1%	750	12,067
NuVasive, Inc.* (Health Care Equipment & Supplies)	0.0%	126	9,454
Olin Corp. (Chemicals)	0.1%	417	12,235
PAREXEL International Corp.* (Life Sciences Tools & Services)	0.0%	133	10,749
Portland General Electric Co. (Electric Utilities)	0.0%	225	10,652
PrivateBancorp, Inc. (Banks)	0.1%	198	11,799
Prosperity Bancshares, Inc. (Banks)	0.0%	169	10,586
Southwest Gas Holdings, Inc. (Gas Utilities)	0.0%	118	9,389
Take-Two Interactive Software, Inc.* (Software)	0.1%	245	18,801
Teledyne Technologies, Inc.* (Aerospace & Defense)	0.0%	85	11,178
TESARO, Inc.* (Biotechnology)	0.0%	72	10,750
Umpqua Holdings Corp. (Banks)	0.0%	557	9,438
Universal Display Corp. (Electronic Equipment, Instruments & Components)	0.1%	104	11,794
Webster Financial Corp. (Banks)	0.1%	232	11,303

See accompanying notes to the financial statements.

62 :: HDG HEDGE REPLICATION ETF :: MAY 31, 2017 :: SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

	Percentage of Net Assets	Shares	Value
Common Stocks (continued)
WGL Holdings, Inc. (Gas Utilities)	0.0%	128	$10,591
XPO Logistics, Inc.* (Air Freight & Logistics)	0.1%	247	12,992
Other Common Stocks	10.4%	193,974	4,125,670
Total Common Stocks (Cost $4,281,792)			4,678,362
		No. of Rights
RIGHTS — 0.0% (a)
Dyax Corp., CVR*(b)(c)	0.0%	288	320
Tobira Therapeutics, Inc., CVR*(b)(c)	0.0%	10	137
Total Rights (Cost $—)			457
		Principal Amount
Short-Term Investments — 77.4%
Repurchase Agreement (d) — 8.7%
Repurchase Agreements with various counterparties, rates 0.60% - 0.81%, dated 5/31/2017, due 6/1/2017, total to be received $3,451,003 (Cost $3,450,927)		$3,450,927	3,450,927
U.S. Treasury Obligation — 68.7%
U.S. Treasury Bill 0.80%, due 8/3/2017 (Cost $27,209,814) (e)		27,250,000	27,210,365
Total Short-Term Investments (Cost $30,660,741)			30,661,292
Total Investments — 89.2% (Cost $34,942,533)			35,340,111
Other assets less liabilities — 10.8%			4,285,572
Net Assets — 100.0%			$39,625,683

*  Non-income producing security.

(a)  Represents less than 0.05% of net assets.

(b)  Security fair valued as of 5/31/2017 in accordance with procedures approved by the Board of Trustees. Total value of all such securities at 5/31/2017 amounted to $457, which represents approximately 0.00% of net assets of the Fund.

(c)  Illiquid security.

(d)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subjected to repurchase.

(e)  The rate shown was the current yield as of 5/31/2017.

Abbreviations

CVR  Contingent Value Rights — No defined expiration

As of May 31, 2017, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$574,883
Aggregate gross unrealized depreciation	(201,445)
Net unrealized appreciation	$373,438
Federal income tax cost of investments	$34,966,673

Futures Contracts Sold

Hedge Replication ETF had the following open short futures contracts as of May 31, 2017:

	Number of Contracts	Expiration Date	Notional Amount at Value	Unrealized Depreciation
Euro FX Currency Futures Contracts	60	6/19/2017	$4,216,125	$(212,925)

Cash collateral in the amount of $82,500 was pledged to cover margin requirements for open futures contracts as of May 31, 2017.

See accompanying notes to the financial statements.

PROSHARES TRUST SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2017 :: HEDGE REPLICATION ETF HDG :: 63

Swap Agreements1

Hedge Replication ETF had the following open swap agreements as of May 31, 2017:

Notional Amount at Value	Termination Date	Counterparty	Rate Paid (Received)[2]	Underlying Instrument	Unrealized Appreciation/ (Depreciation)[3]	Financial Instruments for the Benefit of (the Fund)/the Counterparty	Cash Collateral for the Benefit of (the Fund)/the Counterparty	Net Amount[4]
$(2,989,721)	1/8/2018	Credit Suisse International	(1.29)%	S&P 500® Total Return Index	$(92,589)
47,534	1/8/2018	Credit Suisse International	0.19%	Russell 2000® Total Return Index	210,744
1,458,006	1/8/2018	Credit Suisse International	0.74%	iShares® MSCI Emerging Markets ETF	332,100
2,310,802	1/8/2018	Credit Suisse International	0.69%	iShares® MSCI EAFE ETF	693,814
826,621					1,144,069	$—	$(1,144,069)	$—
(180,683)	11/6/2017	Morgan Stanley & Co. International plc	(0.84)%	S&P 500® Total Return Index	(53,274)
15,343	1/8/2018	Morgan Stanley & Co. International plc	0.74%	iShares® MSCI Emerging Markets ETF	4,047
(165,340)					(49,227)	—	—	(49,227)
1,943	11/6/2017	Societe Generale	0.99%	Russell 2000® Total Return Index	345
1,353,929	11/6/2017	Societe Generale	0.64%	iShares® MSCI Emerging Markets ETF	149,881
2,206,354	1/8/2018	Societe Generale	1.69%	iShares® MSCI EAFE ETF	282,019
3,562,226					432,245	(309,087)	—	123,158
3,673	11/6/2017	UBS AG	0.99%	Russell 2000® Total Return Index	659
1,195,078	1/8/2018	UBS AG	0.79%	iShares® MSCI Emerging Markets ETF	130,688
1,743,817	1/8/2018	UBS AG	0.99%	iShares® MSCI EAFE ETF	939,047
2,942,568					1,070,394	—	(912,000)	158,394
$7,166,075					$2,597,481

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Reflects the floating financing rate, as of May 31, 2017, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions.

3  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

4  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

See accompanying notes to the financial statements.

64 :: HDG HEDGE REPLICATION ETF :: MAY 31, 2017 :: SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Hedge Replication ETF invested, as a percentage of net assets, in the following industries, as of May 31, 2017:

Aerospace & Defense	0.2%
Air Freight & Logistics	0.1%
Airlines	0.0%*
Auto Components	0.1%
Automobiles	0.0%*
Banks	1.3%
Beverages	0.0%*
Biotechnology	0.6%
Building Products	0.1%
Capital Markets	0.1%
Chemicals	0.3%
Commercial Services & Supplies	0.3%
Communications Equipment	0.2%
Construction & Engineering	0.1%
Construction Materials	0.0%*
Consumer Finance	0.1%
Containers & Packaging	0.0%*
Distributors	0.0%*
Diversified Consumer Services	0.1%
Diversified Financial Services	0.0%*
Diversified Telecommunication Services	0.1%
Electric Utilities	0.1%
Electrical Equipment	0.1%
Electronic Equipment, Instruments & Components	0.4%
Energy Equipment & Services	0.1%
Equity Real Estate Investment Trusts (REITs)	0.9%
Food & Staples Retailing	0.1%
Food Products	0.2%
Gas Utilities	0.2%
Health Care Equipment & Supplies	0.4%
Health Care Providers & Services	0.2%
Health Care Technology	0.1%
Hotels, Restaurants & Leisure	0.4%
Household Durables	0.2%
Household Products	0.0%*
Independent Power and Renewable Electricity Producers	0.1%
Industrial Conglomerates	0.0%*
Insurance	0.3%
Internet & Direct Marketing Retail	0.1%
Internet Software & Services	0.3%
IT Services	0.2%
Leisure Products	0.0%*
Life Sciences Tools & Services	0.1%
Machinery	0.4%
Marine	0.0%*
Media	0.2%
Metals & Mining	0.1%
Mortgage Real Estate Investment Trusts (REITs)	0.1%
Multiline Retail	0.0%*
Multi-Utilities	0.1%
Oil, Gas & Consumable Fuels	0.2%
Paper & Forest Products	0.1%

See accompanying notes to the financial statements.

PROSHARES TRUST SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2017 :: HEDGE REPLICATION ETF HDG :: 65

Personal Products	0.0%*
Pharmaceuticals	0.2%
Professional Services	0.1%
Real Estate Management & Development	0.1%
Road & Rail	0.1%
Semiconductors & Semiconductor Equipment	0.5%
Software	0.5%
Specialty Retail	0.3%
Technology Hardware, Storage & Peripherals	0.1%
Textiles, Apparel & Luxury Goods	0.1%
Thrifts & Mortgage Finance	0.3%
Tobacco	0.0%*
Trading Companies & Distributors	0.1%
Transportation Infrastructure	0.0%*
Water Utilities	0.0%*
Wireless Telecommunication Services	0.0%*
Other[1]	88.2%
100.0%

*  Amount represents less than 0.05%.

1  Includes any non-equity securities and net other assets (liabilities).

See accompanying notes to the financial statements.

66 :: HDG HEDGE REPLICATION ETF :: MAY 31, 2017 :: SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Short-Term Investment — 85.1%
Repurchase Agreement (a) — 85.1%
Repurchase Agreements with various counterparties, rates 0.60% - 0.81%, dated 5/31/2017, due 6/1/2017, total to be received $4,371,064 (Cost $4,371,004)	$4,371,004	$4,371,004
Total Investments — 85.1% (Cost $4,371,004) (b)		4,371,004
Other assets less liabilities — 14.9%		765,631
Net Assets — 100.0%		$5,136,635

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subjected to repurchase.

(b)  Tax basis equals book cost.

Futures Contracts Purchased

Managed Futures Strategy ETF had the following open long and short futures contracts as of May 31, 2017:

	Number of Contracts	Expiration Date	Notional Amount at Value	Unrealized Appreciation
British Pound Futures Contracts	3	6/19/2017	$241,875	$7,949
Cotton No. 2 Futures Contracts	5	7/7/2017	192,450	1,366
E-Mini Euro Futures Contracts	4	6/19/2017	281,400	14,800
Gold 100 OZ Futures Contract	1	8/29/2017	127,540	4,498
Japanese Yen Futures Contracts	2	6/19/2017	226,300	370
Live Cattle Futures Contracts	8	10/31/2017	378,080	37,036
Mini Gold Futures Contracts	2	8/29/2017	82,008	2,862
Swiss Franc Futures Contracts	2	6/19/2017	258,725	9,470
U.S. 10 Year Treasury Note Futures Contracts	6	9/20/2017	757,781	8,539
U.S. Long Bond Futures Contracts	3	9/20/2017	461,438	9,777
				$96,667

Futures Contracts Sold

	Number of Contracts	Expiration Date	Notional Amount at Value	Unrealized Appreciation/ (Depreciation)
Australian Dollar Futures Contracts	3	6/19/2017	$222,960	$(707)
Canadian Dollar Futures Contracts	4	6/20/2017	296,260	746
Cocoa Futures Contracts	8	7/14/2017	163,840	(872)
Coffee 'C' Futures Contracts	2	7/19/2017	97,012	9,238
Copper Futures Contracts	3	7/27/2017	193,500	(3,919)
Corn Futures Contracts	7	7/14/2017	130,200	(756)
E-Mini Crude Oil Futures Contract	1	6/19/2017	24,160	(899)
Gasoline RBOB Futures Contract	1	6/30/2017	67,053	(2,506)
Lean Hogs Futures Contracts	6	8/14/2017	197,220	(20,426)
Mini Silver Futures Contracts	6	7/27/2017	104,436	(6,201)
Natural Gas Futures Contracts	4	6/28/2017	122,840	9,031
NY Harbor ULSD Futures Contracts	2	6/30/2017	127,504	(4,692)
Soybean Futures Contracts	3	7/14/2017	137,400	6,255
Sugar #11 (World Markets) Futures Contracts	7	6/30/2017	116,581	12,850
Wheat Futures Contracts	6	7/14/2017	128,775	4,109
WTI Crude Oil Futures Contract	1	6/20/2017	48,320	(332)
				$919
				$97,586

Cash collateral in the amount of $165,444 was pledged to cover margin requirements for open futures contracts as of May 31, 2017.

See accompanying notes to the financial statements.

PROSHARES TRUST CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2017 :: MANAGED FUTURES STRATEGY ETF FUT :: 67

Investments	Shares	Value
Common Stocks — 97.1%
Aerospace & Defense — 2.6%
Zodiac Aerospace	2,576	$68,235
Banks — 4.0%
PrivateBancorp, Inc.	1,800	107,262
Biotechnology — 3.1%
Actelion Ltd. (Registered)*	288	81,772
Communications Equipment — 3.0%
Brocade Communications Systems, Inc.	6,318	79,796
Diversified Telecommunication Services — 3.1%
Level 3 Communications, Inc.*	1,384	82,376
Energy Equipment & Services — 2.8%
Amec Foster Wheeler plc	11,617	76,187
Equity Real Estate Investment Trusts (REITs) — 5.3%
Care Capital Properties, Inc.	2,770	72,823
FelCor Lodging Trust, Inc.	9,630	69,047
		141,870
Food & Staples Retailing — 2.8%
Booker Group plc	29,390	75,546
Food Products — 5.9%
AdvancePierre Foods Holdings, Inc.	1,935	77,923
Mead Johnson Nutrition Co.	889	79,494
		157,417
Gas Utilities — 3.0%
WGL Holdings, Inc.	968	80,092
Health Care Equipment & Supplies — 3.0%
CR Bard, Inc.	259	79,624
Health Care Providers & Services — 3.0%
VCA, Inc.*	858	79,047
Hotels, Restaurants & Leisure — 5.8%
Panera Bread Co., Class A*	248	77,993
Tatts Group Ltd.	24,565	76,663
		154,656
Insurance — 5.9%
Allied World Assurance Co. Holdings AG	1,502	78,960
Fidelity & Guaranty Life	2,562	79,038
		157,998
Investments	Shares	Value
Common Stocks (continued)
IT Services — 5.8%
DH Corp.	4,145	$78,000
NeuStar, Inc., Class A*	2,359	78,201
		156,201
Life Sciences Tools & Services — 2.9%
Patheon NV*	2,258	78,375
Media — 9.0%
Sky plc	6,352	81,106
Time Warner, Inc.	906	90,138
Tribune Media Co., Class A	1,850	70,670
		241,914
Oil, Gas & Consumable Fuels — 5.9%
Etablissements Maurel et Prom*	18,329	79,271
Veresen, Inc.	5,820	79,102
		158,373
Pharmaceuticals — 2.9%
Akorn, Inc.*	2,365	78,684
Road & Rail — 2.9%
Swift Transportation Co.*	3,256	77,981
Specialty Retail — 3.0%
CST Brands, Inc.	1,667	80,566
Textiles, Apparel & Luxury Goods — 2.9%
Kate Spade & Co.*	4,240	78,101
Thrifts & Mortgage Finance — 4.8%
Astoria Financial Corp.	3,642	67,450
EverBank Financial Corp.	3,116	60,606
		128,056
Tobacco — 3.7%
Reynolds American, Inc.	1,462	98,319
Total Common Stocks (Cost $2,558,603)		2,598,448
Master Limited Partnership — 2.7%
Oil, Gas & Consumable Fuels — 2.7%
ONEOK Partners LP (Cost $81,704)	1,508	73,756

See accompanying notes to the financial statements.

68 :: MRGR MERGER ETF :: MAY 31, 2017 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	No. of Rights	Value
Right — 0.2%
Biotechnology — 0.2%
Dyax Corp., CVR (Cost $—)*(a)(b)	4,897	$5,436
	Principal Amount
Short-Term Investment — 7.6%
Repurchase Agreement (c) — 7.6%
Repurchase Agreements with various counterparties, rates 0.60% - 0.81%, dated 5/31/2017, due 6/1/2017, total to be received $202,075 (Cost $202,070)	$202,070	202,070
Total Investments — 107.6% (Cost $2,842,377)		2,879,710
Liabilities less other assets — (7.6%)		(204,375)
Net Assets — 100.0%		$2,675,335

*  Non-income producing security.

(a)  Security fair valued as of 5/31/2017 in accordance with procedures approved by the Board of Trustees. Total value of all such securities at 5/31/2017 amounted to $5,436, which represents approximately 0.20% of net assets of the Fund.

(b)  Illiquid security.

(c)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subjected to repurchase.

Abbreviations

CVR  Contingent Value Rights — No defined expiration

As of May 31, 2017, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$85,390
Aggregate gross unrealized depreciation	(48,057)
Net unrealized appreciation	$37,333
Federal income tax cost of investments	$2,842,377

Forward Currency Contracts

Merger ETF had the following open forward currency contracts as of May 31, 2017:

Currency	Counterparty	Delivery Date	Foreign Currency to Receive (Pay)	U.S. Dollars to Receive (Pay)	Market Value	Net Unrealized Appreciation/ (Depreciation)[1]
U.S. Dollar vs. Canadian Dollar	Goldman Sachs International	08/10/17	58,000	$(42,372)	$42,989	$617
U.S. Dollar vs. Australian Dollar	Goldman Sachs International	08/10/17	(14,000)	10,325	10,392	(67)
U.S. Dollar vs. Swiss Franc	Goldman Sachs International	08/10/17	(82,000)	82,643	85,050	(2,407)
U.S. Dollar vs. Euro	Goldman Sachs International	08/10/17	(126,000)	138,454	142,072	(3,618)
U.S. Dollar vs. British Pound	Goldman Sachs International	08/10/17	(29,000)	37,613	37,447	166
						$(5,309)[2]

1  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on forward currency contracts) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on forward currency contracts) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

2  The Net Amount of the Fund's uncollateralized exposure to the counterparty under these contracts is equal to the net unrealized depreciation of $5,309. Neither the Fund nor the counterparty has posted Financial Instruments or cash as collateral pursuant to these contracts.

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2017 :: MERGER ETF MRGR :: 69

Swap Agreements1

Merger ETF had the following open swap agreements as of May 31, 2017:

Notional Amount at Value	Termination Date	Counterparty	Rate Paid (Received)[2]	Underlying Instrument	Unrealized Appreciation/ (Depreciation)[3]	Financial Instruments for the Benefit of (the Fund)/the Counterparty	Cash Collateral for the Benefit of (the Fund)/the Counterparty	Net Amount[4]
$(4,927)	11/6/2018	Citibank NA	(0.25)%	S&P Merger Arbitrage Index (short exposure to Acquirers)	$(84)
5,637	11/6/2018	Citibank NA	1.40%	S&P Merger Arbitrage Index (long exposure to Targets)	32
710					(52)	$—	$52	$—
(967,356)	11/6/2017	Societe Generale	(0.29)%	S&P Merger Arbitrage Index (short exposure to Acquirers)	(456,907)
60,132	11/6/2018	Societe Generale	1.44%	S&P Merger Arbitrage Index (long exposure to Targets)	43,590
(907,224)					(413,317)	—	309,434	(103,883)
$(906,514)					$(413,369)

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Reflects the floating financing rate, as of May 31, 2017, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions.

3  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

4  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

Merger ETF invested, as a percentage of net assets, in the following countries as of May 31, 2017:

United States	74.1%
United Kingdom	8.7%
Canada	5.9%
France	5.5%
Switzerland	3.0%
Australia	2.8%
Other[1]	0.0%*
100.0%

*  Amount represents less than 0.05%.

1  Includes any non-equity securities and net other assets (liabilities).

See accompanying notes to the financial statements.

70 :: MRGR MERGER ETF :: MAY 31, 2017 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

	Percentage of Net Assets	Shares	Value
Common Stocks (a) — 95.5%
Alphabet, Inc., Class A* (Internet Software & Services)	0.5%	126	$124,373
Alphabet, Inc., Class C* (Internet Software & Services)	0.5%	123	118,678
Altria Group, Inc. (Tobacco)	0.4%	1,397	105,390
American International Group, Inc. (Insurance)	0.6%	2,419	153,921
Apple, Inc. (Technology Hardware, Storage & Peripherals)	2.2%	3,642	556,352
AT&T, Inc. (Diversified Telecommunication Services)	1.7%	11,141	429,263
Bank of America Corp. (Banks)	1.1%	12,747	285,660
Berkshire Hathaway, Inc., Class A* (Diversified Financial Services)	1.0%	1	248,440
Berkshire Hathaway, Inc., Class B* (Diversified Financial Services)	1.0%	1,532	253,209
Boeing Co. (The) (Aerospace & Defense)	0.4%	565	106,011
Caterpillar, Inc. (Machinery)	0.4%	965	101,740
Chevron Corp. (Oil, Gas & Consumable Fuels)	1.7%	4,301	445,067
Cisco Systems, Inc. (Communications Equipment)	0.6%	4,672	147,308
Citigroup, Inc. (Banks)	1.2%	5,048	305,606
Coca-Cola Co. (The) (Beverages)	0.7%	3,923	178,379
Comcast Corp., Class A (Media)	0.8%	4,725	196,985
ConocoPhillips (Oil, Gas & Consumable Fuels)	0.6%	3,419	152,795
Costco Wholesale Corp. (Food & Staples Retailing)	0.4%	578	104,289
CVS Health Corp. (Food & Staples Retailing)	0.5%	1,828	140,445
Duke Energy Corp. (Electric Utilities)	0.4%	1,275	109,242
Exxon Mobil Corp. (Oil, Gas & Consumable Fuels)	2.7%	8,458	680,868
Ford Motor Co. (Automobiles)	0.5%	12,454	138,489
General Electric Co. (Industrial Conglomerates)	1.2%	11,566	316,677
General Motors Co. (Automobiles)	0.5%	3,468	117,669
Goldman Sachs Group, Inc. (The) (Capital Markets)	0.4%	503	106,264
Home Depot, Inc. (The) (Specialty Retail)	0.5%	834	128,027
Intel Corp. (Semiconductors & Semiconductor Equipment)	0.9%	6,211	224,279
International Business Machines Corp. (IT Services)	0.6%	1,145	174,761
Johnson & Johnson (Pharmaceuticals)	1.2%	2,421	310,493
	Percentage of Net Assets	Shares	Value
Common Stocks (a) (continued)
JPMorgan Chase & Co. (Banks)	1.6%	4,924	$404,507
McDonald's Corp. (Hotels, Restaurants & Leisure)	0.5%	813	122,674
McKesson Corp. (Health Care Providers & Services)	0.4%	650	106,009
Medtronic plc (Health Care Equipment & Supplies)	0.4%	1,183	99,703
Merck & Co., Inc. (Pharmaceuticals)	0.8%	2,946	191,814
MetLife, Inc. (Insurance)	0.4%	2,059	104,165
Microsoft Corp. (Software)	1.4%	5,021	350,667
Oracle Corp. (Software)	0.5%	2,640	119,830
PepsiCo, Inc. (Beverages)	0.6%	1,331	155,554
Pfizer, Inc. (Pharmaceuticals)	1.0%	7,848	256,237
Philip Morris International, Inc. (Tobacco)	0.7%	1,543	184,851
Phillips 66 (Oil, Gas & Consumable Fuels)	0.4%	1,514	115,231
Procter & Gamble Co. (The) (Household Products)	1.0%	2,813	247,797
QUALCOMM, Inc. (Semiconductors & Semiconductor Equipment)	0.3%	1,723	98,676
United Technologies Corp. (Aerospace & Defense)	0.5%	973	118,005
UnitedHealth Group, Inc. (Health Care Providers & Services)	0.6%	922	161,516
Verizon Communications, Inc. (Diversified Telecommunication Services)	1.2%	6,499	303,113
Wal-Mart Stores, Inc. (Food & Staples Retailing)	1.1%	3,732	293,335
Walt Disney Co. (The) (Media)	0.5%	1,137	122,728
Wells Fargo & Co. (Banks)	1.4%	6,883	351,997
Other Common Stocks	55.0%	337,959	14,057,376
Total Common Stocks (Cost $20,192,780)			24,426,465
		Principal Amount
Short-Term Investment (a) — 20.1%
Repurchase Agreement (b) — 20.1%
Repurchase Agreements with various counterparties, rates 0.60% - 0.81%, dated 5/31/2017, due 6/1/2017, total to be received $5,132,992 (Cost $5,132,878)		$5,132,878	5,132,878
Total Investments — 115.6% (Cost $25,325,658)			29,559,343
Liabilities in excess of other assets — (15.6)%			(3,984,694)
Net Assets — 100.0%			$25,574,649

See accompanying notes to the financial statements.

PROSHARES TRUST SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2017 :: RAFI® LONG/SHORT RALS :: 71

*  Non-income producing security.

(a)  All or a portion of this security is segregated in connection with obligations for swaps with a total value of $8,282,219.

(b)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subjected to repurchase.

As of May 31, 2017, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$4,749,623
Aggregate gross unrealized depreciation	(535,310)
Net unrealized appreciation	$4,214,313
Federal income tax cost of investments	$25,345,030

Swap Agreements1

RAFI® Long/Short had the following open swap agreements as of May 31, 2017:

Notional Amount at Value	Termination Date	Counterparty	Rate Paid (Received)[2]	Underlying Instrument	Unrealized Appreciation/ (Depreciation)[3]	Financial Instruments for the Benefit of (the Fund)/the Counterparty	Cash Collateral for the Benefit of (the Fund)/the Counterparty	Net Amount[4]
$(419,146)	11/6/2018	Goldman Sachs International	(1.15)%	Russell 1000 Total Return Index	$(20,731)
402,140	11/6/2018	Goldman Sachs International	1.40%	FTSE RAFI US 1000 Total Return Index	3,844
(17,006)					(16,887)	$—	$—	$(16,887)
(25,606,019)	11/6/2017	Societe Generale	(0.69)%	Russell 1000 Total Return Index	(4,887,941)
1,067,629	11/6/2017	Societe Generale	1.19%	FTSE RAFI US 1000 Total Return Index	681,995
(24,538,390)					(4,205,946)	4,017,551	188,395	—
$(24,555,396)					$(4,222,833)

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Reflects the floating financing rate, as of May 31, 2017, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions.

3  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

4  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

RAFI® Long/Short invested, as a percentage of net assets, in the following industries, as of May 31, 2017:

Aerospace & Defense	2.1%
Air Freight & Logistics	0.6%
Airlines	0.2%
Auto Components	0.6%
Automobiles	1.1%
Banks	7.3%
Beverages	1.6%
Biotechnology	1.1%
Building Products	0.2%
Capital Markets	2.3%
Chemicals	2.1%

See accompanying notes to the financial statements.

72 :: RALS RAFI® LONG/SHORT :: MAY 31, 2017 :: SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Commercial Services & Supplies	0.4%
Communications Equipment	0.8%
Construction & Engineering	0.3%
Construction Materials	0.1%
Consumer Finance	1.0%
Containers & Packaging	0.6%
Distributors	0.1%
Diversified Consumer Services	0.1%
Diversified Financial Services	2.1%
Diversified Telecommunication Services	3.3%
Electric Utilities	3.0%
Electrical Equipment	0.6%
Electronic Equipment, Instruments & Components	0.9%
Energy Equipment & Services	1.2%
Equity Real Estate Investment Trusts (REITs)	2.8%
Food & Staples Retailing	3.1%
Food Products	1.7%
Gas Utilities	0.2%
Health Care Equipment & Supplies	1.4%
Health Care Providers & Services	3.7%
Health Care Technology	0.1%
Hotels, Restaurants & Leisure	1.6%
Household Durables	0.5%
Household Products	1.4%
Independent Power and Renewable Electricity Producers	0.2%
Industrial Conglomerates	2.0%
Insurance	4.3%
Internet & Direct Marketing Retail	0.6%
Internet Software & Services	1.5%
IT Services	2.3%
Leisure Products	0.2%
Life Sciences Tools & Services	0.3%
Machinery	1.9%
Marine	0.0%*
Media	2.5%
Metals & Mining	0.7%
Mortgage Real Estate Investment Trusts (REITs)	0.3%
Multiline Retail	0.7%
Multi-Utilities	1.4%
Oil, Gas & Consumable Fuels	8.4%
Paper & Forest Products	0.0%*
Personal Products	0.1%
Pharmaceuticals	4.1%
Professional Services	0.2%
Real Estate Management & Development	0.1%
Road & Rail	0.9%
Semiconductors & Semiconductor Equipment	2.5%
Software	2.5%
Specialty Retail	2.2%
Technology Hardware, Storage & Peripherals	3.0%
Textiles, Apparel & Luxury Goods	0.4%
Thrifts & Mortgage Finance	0.1%
Tobacco	1.3%

See accompanying notes to the financial statements.

PROSHARES TRUST SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2017 :: RAFI® LONG/SHORT RALS :: 73

Trading Companies & Distributors	0.4%
Transportation Infrastructure	0.0%*
Water Utilities	0.1%
Wireless Telecommunication Services	0.1%
Other[1]	4.5%
100.0%

*  Amount represents less than 0.05%.

1  Includes any non-equity securities and net other assets (liabilities).

See accompanying notes to the financial statements.

74 :: RALS RAFI® LONG/SHORT :: MAY 31, 2017 :: SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Short-Term Investment — 80.9%
Repurchase Agreement (a) — 80.9%
Repurchase Agreements with various counterparties, rates 0.60% - 0.81%, dated 5/31/2017, due 6/1/2017, total to be received $2,297,554 (Cost $2,297,523)	$2,297,523	$2,297,523
Total Investments — 80.9% (Cost $2,297,523) (b)		2,297,523
Other assets less liabilities — 19.1%		542,461
Net Assets — 100.0%		$2,839,984

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subjected to repurchase.

(b)  Tax basis equals book cost.

Futures Contracts Purchased

K-1 Free Crude Oil Strategy ETF had the following open long futures contracts as of May 31, 2017:

	Number of Contracts	Expiration Date	Notional Amount at Value	Unrealized Appreciation
E-Mini Crude Oil Futures Contract	1	7/19/2017	$24,280	$4
WTI Crude Oil Futures Contracts	58	7/20/2017	2,816,480	64,357
				$64,361

Cash collateral in the amount of $173,745 was pledged to cover margin requirements for open futures contracts as of May 31, 2017.

See accompanying notes to the financial statements.

PROSHARES TRUST CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2017 :: K-1 FREE CRUDE OIL STRATEGY ETF OILK :: 75

Investments	Principal Amount	Value
U.S. Treasury Obligation — 84.8%
U.S. Treasury Inflation Index Bond 0.88%, 2/15/2047 (Cost $48,772,167)	$48,697,769	$48,332,069
Short-Term Investment — 16.7%
Repurchase Agreement (a) — 16.7%
Repurchase Agreements with various counterparties, rates 0.60% - 0.81%, dated 5/31/2017, due 6/1/2017, total to be received $9,519,603 (Cost $9,519,393)	9,519,393	9,519,393
Total Investments — 101.5% (Cost $58,291,560)		57,851,462
Liabilities less other assets — (1.5%)		(839,138)
Net Assets — 100.0%		$57,012,324

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subjected to repurchase.

As of May 31, 2017, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$—
Aggregate gross unrealized depreciation	(440,098)
Net unrealized depreciation	$(440,098)
Federal income tax cost of investments	$58,291,560

Swap Agreements1

Inflation Expectations ETF had the following open swap agreements as of May 31, 2017:

Notional Amount at Value	Termination Date	Counterparty	Rate Paid (Received)[2]	Underlying Instrument	Unrealized Appreciation/ (Depreciation)[3]	Financial Instruments for the Benefit of (the Fund)/the Counterparty	Cash Collateral for the Benefit of (the Fund)/the Counterparty	Net Amount[4]
$2,763,191	11/6/2018	Citibank NA	0.73%	Citi 30-Year TIPS (Treasury Rate- Hedged) Index (long exposure to 30-year Treasury Inflation- Protected Securities (TIPS) bond)	$127,635
18,456,080	11/6/2018	Citibank NA	0.64%	Citi 30-Year TIPS (Treasury Rate- Hedged) Index (long exposure to 30-year Treasury Bond inverse index)	(241,818)
21,219,271					(114,183)	$—	$114,183	$—
5,819,572	11/6/2018	Societe Generale	1.04%	Citi 30-Year TIPS (Treasury Rate- Hedged) Index (long exposure to 30-year Treasury Inflation- Protected Securities (TIPS) bond)	100,545
64,973,388	11/6/2018	Societe Generale	0.49%	Citi 30-Year TIPS (Treasury Rate- Hedged) Index (long exposure to 30-year Treasury Bond inverse index)	(2,100,543)
70,792,960					(1,999,998)	—	950,000	(1,049,998)
$92,012,231					$(2,114,181)

See accompanying notes to the financial statements.

76 :: RINF INFLATION EXPECTATIONS ETF :: MAY 31, 2017 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Reflects the floating financing rate, as of May 31, 2017, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions.

3  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

4  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2017 :: INFLATION EXPECTATIONS ETF RINF :: 77

Investments	Principal Amount	Value
Short-Term Investment — 97.3%
Repurchase Agreement (a) — 97.3%
Repurchase Agreements with various counterparties, rates 0.60% - 0.81%, dated 5/31/2017, due 6/1/2017, total to be received $3,245,991 (Cost $3,245,920)	$3,245,920	$3,245,920
Total Investments — 97.3% (Cost $3,245,920) (b)		3,245,920
Other assets less liabilities — 2.7%		90,437
Net Assets — 100.0%		$3,336,357

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subjected to repurchase.

(b)  Tax basis equals book cost.

Credit Default Swap Agreements — Buy protection (a)

Underlying Instrument	Fixed Deal Pay Rate	Maturity Date	Implied Credit Spread at May 31, 2017 (b)	Notional Amount (c)		Value	Premiums Paid(Received)	Unrealized Depreciation
CDX North American High Yield Index; Version 2, Series 27*	5.00%	12/20/2021	3.01%	$148,500	**	$(13,332)	$(10,194)	$(3,138)
CDX North American High Yield Index; Version 1, Series 28	5.00%	6/20/2022	3.28%	2,900,000		(244,887)	(179,506)	(65,381)
						$(258,219)	$(189,700)	$(68,519)

*  As of May 31, 2017, the CDX North America High Yield Index included securities which had defaulted and represented 1% of the Index.

**  Reflects the notional amount after the default of securities.

(a)  When a credit event occurs as defined under the terms of the swap agreement, the Fund as a buyer of credit protection would have the right to deliver a reference obligation and receive the par (or other agreed-upon) value of such obligation from the counterparty in the event of a default or other credit event (such as a credit downgrade).

(b)  Implied credit spread, represented in absolute terms, utilized in determining the market value of the credit default swap agreements as of period end will serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a referenced entity reflects the cost of buying/selling protection and may include payments required to be made to enter into the agreement. Generally, wider credit spreads represent a perceived deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the swap agreement.

(c)  The notional amount represents the maximum potential amount the Fund may receive as a buyer of credit protection if a credit event occurs, as defined under the terms of the swap agreement, for each security included in the CDX North American High Yield Index.

See accompanying notes to the financial statements.

78 :: WYDE CDS SHORT NORTH AMERICAN HY CREDIT ETF :: MAY 31, 2017 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

STATEMENTS OF ASSETS AND LIABILITIES

PROSHARES TRUST STATEMENTS OF ASSETS AND LIABILITIES :: MAY 31, 2017 :: 79

	S&P 500 Dividend Aristocrats ETF	S&P MidCap 400 Dividend Aristocrats ETF	Russell 2000 Dividend Growers ETF	MSCI EAFE Dividend Growers ETF		MSCI Europe Dividend Growers ETF		MSCI Emerging Markets Dividend Growers ETF
ASSETS:
Securities and Repurchase Agreements, at cost	$2,727,544,379	$397,099,815	$388,944,289	$57,291,478		$8,892,286		$9,165,058
Securities, at value	3,002,389,102	418,975,395	409,537,279	60,998,701		9,206,835		10,392,202
Repurchase Agreements, at value	44,332	241,538	282,955	82,435		7,858		51,648
Total Investment Securities	3,002,433,434	419,216,933	409,820,234	61,081,136		9,214,693		10,443,850
Cash	—	—	—	8		—		—
Foreign cash	—	—	—	191,680	†	11,161	††	12,582 †††
Segregated cash balances with brokers for futures contracts	—	—	—	—		—		—
Segregated cash balances with custodian for swap agreements	—	—	—	—		—		—
Segregated cash balance with brokers for centrally cleared swap agreements	—	—	—	—		—		—
Segregated cash balances with Authorized Participant for deposit securities	—	—	—	340,534		—		—
Dividends and interest receivable	6,566,006	711,840	716,778	148,554		23,468		7,117
Receivable for investments sold	2,865,335	1,282,361	—	2,093,114		257,114		489,963
Receivable for capital shares issued	2,873,031	—	—	—		—		—
Receivable from Advisor	—	—	—	—		—		—
Reclaims receivable	—	—	—	79,613		13,406		812
Receivable for variation margin on centrally cleared swap agreements	—	—	—	—		—		—
Receivable for variation margin on futures contracts	—	—	—	—		—		—
Unrealized appreciation on non-exchange traded swap agreements	—	—	—	—		—		—
Unrealized appreciation on forward currency contracts	—	—	—	—		—		—
Prepaid expenses	—	—	—	—		—		—
Total Assets	3,014,737,806	421,211,134	410,537,012	63,934,639		9,519,842		10,954,324
LIABILITIES:
Cash overdraft	—	—	—	—		—		—
Collateral upon return of deposit securities	—	—	—	340,534		—		—
Payable for investments purchased	2,872,011	—	—	2,307,856		272,274		513,441
Payable for capital shares redeemed	2,866,350	1,283,061	—	—		—		—
Advisory fees payable	887,713	144,193	139,259	23,436		3,876		4,807
Management Services fees payable	—	—	—	—		—		—
Custodian fees payable	—	—	—	—		—		—
Administration fees payable	—	—	—	—		—		—
Trustee fees payable	24,293	3,515	3,302	407		47		74
Compliance services fees payable	21,070	3,039	2,856	354		41		66
Listing, Data and related fees payable	—	—	—	—		—		—
Professional fees payable	2,903	573	482	65		5		9
Payable for variation margin on futures contracts	—	—	—	—		—		—
Unrealized depreciation on non-exchange traded swap agreements	—	—	—	—		—		—
Unrealized depreciation on forward currency contracts	—	—	—	—		—		—
Other liabilities	—	—	—	—		—		—
Total Liabilities	6,674,340	1,434,381	145,899	2,672,652		276,243		518,397
NET ASSETS	$3,008,063,466	$419,776,753	$410,391,113	$61,261,987		$9,243,599		$10,435,927
NET ASSETS CONSIST OF:
Paid in Capital	$2,713,292,579	$392,239,075	$379,381,260	$59,540,529		$9,200,723		$9,446,700
Accumulated undistributed net investment income (loss)	10,063,528	1,127,851	1,344,892	499,701		76,925		(137,430)
Accumulated net realized gains (losses) on investments	9,818,304	4,292,709	8,789,016	(2,571,251)		(356,738)		(153,219)
Net unrealized appreciation (depreciation) on:
Investments	274,889,055	22,117,118	20,875,945	3,789,658		322,407		1,278,792
Futures contracts	—	—	—	—		—		—
Non-exchange traded swap agreements	—	—	—	—		—		—
Centrally cleared swap agreements	—	—	—	—		—		—
Foreign currency transactions	—	—	—	3,350		282		1,084
NET ASSETS	$3,008,063,466	$419,776,753	$410,391,113	$61,261,987		$9,243,599		$10,435,927
Shares (unlimited number of shares authorized, no par value)	52,350,001	8,175,001	7,700,001	1,650,001		225,001		200,001
Net Asset Value	$57.46	$51.35	$53.30	$37.13		$41.08		$52.18

†  Cost of $189,774.

††  Cost of $11,139.

†††  Cost of $12,391.
See accompanying notes to the financial statements.

80 :: MAY 31, 2017 :: STATEMENTS OF ASSETS AND LIABILITIES PROSHARES TRUST

	Morningstar Alternatives Solution ETF		DJ Brookfield Global Infrastructure ETF	Global Listed Private Equity ETF	Large Cap Core Plus	S&P 500® Ex-Energy ETF	S&P 500® Ex-Financials ETF
ASSETS:
Securities and Repurchase Agreements, at cost	$21,339,656	(1)	$38,335,328	$11,244,009	$565,938,217	$5,639,791	$1,131,682
Securities, at value	21,537,793	(2)	41,849,461	11,813,438	614,201,389	6,274,301	1,232,122
Repurchase Agreements, at value	44,448		29,192	38,475	16,963,251	20,493	3,683
Total Investment Securities	21,582,241		41,878,653	11,851,913	631,164,640	6,294,794	1,235,805
Cash	—		—	—	—	—	—
Foreign cash	—		51,781 †	37,750 ††	—	—	—
Segregated cash balances with brokers for futures contracts	—		—	—	—	—	—
Segregated cash balances with custodian for swap agreements	—		—	—	2,196,027	—	—
Segregated cash balance with brokers for centrally cleared swap agreements	—		—	—	—	—	—
Segregated cash balances with Authorized Participant for deposit securities	—		—	—	—	—	—
Dividends and interest receivable	1		258,776	6,731	1,275,012	11,723	2,747
Receivable for investments sold	—		—	—	7,303,015	—	—
Receivable for capital shares issued	783,330		—	—	—	—	—
Receivable from Advisor	4,576		—	2,136	—	—	—
Reclaims receivable	—		5,036	7,504	—	—	—
Receivable for variation margin on centrally cleared swap agreements	—		—	—	—	—	—
Receivable for variation margin on futures contracts	—		—	—	—	—	—
Unrealized appreciation on non-exchange traded swap agreements	—		—	—	25,231,928	—	—
Unrealized appreciation on forward currency contracts	—		—	—	—	—	—
Prepaid expenses	2,445		—	2,447	—	—	—
Total Assets	22,372,593		42,194,246	11,908,481	667,170,622	6,306,517	1,238,552
LIABILITIES:
Cash overdraft	—		32	222	1,248	—	—
Collateral upon return of deposit securities	—		—	—	—	—	—
Payable for investments purchased	782,505		117,789	—	—	—	—
Payable for capital shares redeemed	—		—	—	7,450,028	—	—
Advisory fees payable	—		15,925	—	245,961	1,431	281
Management Services fees payable	—		—	—	—	—	—
Custodian fees payable	129		—	594	—	—	—
Administration fees payable	4,023		—	10,408	—	—	—
Trustee fees payable	168		345	120	5,038	51	10
Compliance services fees payable	147		300	104	4,369	43	7
Listing, Data and related fees payable	31,607		—	5,000	—	—	—
Professional fees payable	9,149		47	9,098	651	—	1
Payable for variation margin on futures contracts	—		—	—	—	—	—
Unrealized depreciation on non-exchange traded swap agreements	—		—	—	12,801,294	—	—
Unrealized depreciation on forward currency contracts	—		—	—	—	—	—
Other liabilities	3,247		—	1,127	—	—	—
Total Liabilities	830,975		134,438	26,673	20,508,589	1,525	299
NET ASSETS	$21,541,618		$42,059,808	$11,881,808	$646,662,033	$6,304,992	$1,238,253
NET ASSETS CONSIST OF:
Paid in Capital	$22,512,498		$40,532,108	$11,647,647	$549,463,863	$5,016,932	$1,154,186
Accumulated undistributed net investment income (loss)	(1,224)		(203,062)	163,786	2,089,401	22,296	4,133
Accumulated net realized gains (losses) on investments	(1,212,241)		(1,811,765)	(537,405)	17,451,712	610,761	(24,189)
Net unrealized appreciation (depreciation) on:
Investments	242,585		3,543,325	607,904	65,226,423	655,003	104,123
Futures contracts	—		—	—	—	—	—
Non-exchange traded swap agreements	—		—	—	12,430,634	—	—
Centrally cleared swap agreements	—		—	—	—	—	—
Foreign currency transactions	—		(798)	(124)	—	—	—
NET ASSETS	$21,541,618		$42,059,808	$11,881,808	$646,662,033	$6,304,992	$1,238,253
Shares (unlimited number of shares authorized, no par value)	550,001		975,001	275,001	10,850,000	125,001	25,001
Net Asset Value	$39.17		$43.14	$43.21	$59.60	$50.44	$49.53

†  Cost of $51,263.

††  Cost of $37,381.

(1)  Includes investments in affiliated Underlying ETFs (Cost $21,295,208).

(2)  Includes investments in affiliated Underlying ETFs (Value $21,537,793).

See accompanying notes to the financial statements.

PROSHARES TRUST STATEMENTS OF ASSETS AND LIABILITIES :: MAY 31, 2017 :: 81

	S&P 500® Ex-Health Care ETF	S&P 500® Ex-Technology ETF	Hedged FTSE Europe ETF	Hedged FTSE Japan ETF	High Yield- Interest Rate Hedged	Investment Grade-Interest Rate Hedged
ASSETS:
Securities and Repurchase Agreements, at cost	$1,126,024	$1,121,107	$4,066,835	$3,458,106	$135,826,297	$277,281,702
Securities, at value	1,256,031	1,180,916	4,221,807	3,710,334	135,374,575	283,527,362
Repurchase Agreements, at value	2,734	4,077	3,617	—	2,261,736	1,265,688
Total Investment Securities	1,258,765	1,184,993	4,225,424	3,710,334	137,636,311	284,793,050
Cash	—	—	286	—	1	40
Foreign cash	—	—	19,793 †	8,542 ††	—	—
Segregated cash balances with brokers for futures contracts	—	—	—	—	970,992	5,460,070
Segregated cash balances with custodian for swap agreements	—	—	—	—	—	—
Segregated cash balance with brokers for centrally cleared swap agreements	—	—	—	—	—	—
Segregated cash balances with Authorized Participant for deposit securities	—	—	—	—	—	—
Dividends and interest receivable	2,652	2,745	13,126	27,025	2,241,874	2,832,105
Receivable for investments sold	—	—	4,159,717	—	4,312,110	3,090,726
Receivable for capital shares issued	—	—	—	—	—	—
Receivable from Advisor	—	—	—	—	—	—
Reclaims receivable	—	—	32,081	3,736	—	—
Receivable for variation margin on centrally cleared swap agreements	—	—	—	—	—	—
Receivable for variation margin on futures contracts	—	—	—	—	—	—
Unrealized appreciation on non-exchange traded swap agreements	—	—	—	—	—	—
Unrealized appreciation on forward currency contracts	—	—	6,413	748	—	—
Prepaid expenses	—	—	—	—	—	—
Total Assets	1,261,417	1,187,738	8,456,840	3,750,385	145,161,288	296,175,991
LIABILITIES:
Cash overdraft	—	—	—	21,399	—	—
Collateral upon return of deposit securities	—	—	—	—	—	—
Payable for investments purchased	—	—	4,159,241	—	4,386,166	—
Payable for capital shares redeemed	—	—	—	—	—	—
Advisory fees payable	287	271	962	723	58,606	72,765
Management Services fees payable	—	—	—	—	—	—
Custodian fees payable	—	—	—	—	—	—
Administration fees payable	—	—	—	—	—	—
Trustee fees payable	10	10	33	29	1,098	2,218
Compliance services fees payable	7	9	30	25	952	1,921
Listing, Data and related fees payable	—	—	—	—	—	—
Professional fees payable	1	—	3	2	168	427
Payable for variation margin on futures contracts	—	—	—	—	100,986	672,591
Unrealized depreciation on non-exchange traded swap agreements	—	—	—	—	—	—
Unrealized depreciation on forward currency contracts	—	—	86,884	26,078	—	—
Other liabilities	—	—	—	—	—	—
Total Liabilities	305	290	4,247,153	48,256	4,547,976	749,922
NET ASSETS	$1,261,112	$1,187,448	$4,209,687	$3,702,129	$140,613,312	$295,426,069
NET ASSETS CONSIST OF:
Paid in Capital	$1,113,152	$1,085,882	$5,987,365	$9,024,002	$165,660,930	$306,504,215
Accumulated undistributed net investment income (loss)	3,784	5,691	63,218	23,159	642,386	831,838
Accumulated net realized gains (losses) on investments	11,435	31,989	(1,919,663)	(5,572,368)	(27,430,387)	(18,908,445)
Net unrealized appreciation (depreciation) on:
Investments	132,741	63,886	158,589	252,228	1,810,014	7,511,348
Futures contracts	—	—	—	—	(69,631)	(512,887)
Non-exchange traded swap agreements	—	—	—	—	—	—
Centrally cleared swap agreements	—	—	—	—	—	—
Foreign currency transactions	—	—	(79,822)	(24,892)	—	—
NET ASSETS	$1,261,112	$1,187,448	$4,209,687	$3,702,129	$140,613,312	$295,426,069
Shares (unlimited number of shares authorized, no par value)	25,001	25,001	100,001	125,001	2,050,001	3,900,001
Net Asset Value	$50.44	$47.50	$42.10	$29.62	$68.59	$75.75

†  Cost of $19,583.

††  Cost of $8,424.

See accompanying notes to the financial statements.

82 :: MAY 31, 2017 :: STATEMENTS OF ASSETS AND LIABILITIES PROSHARES TRUST

	Short Term USD Emerging Markets Bond ETF	USD Covered Bond	German Sovereign/ Sub-Sovereign ETF	Hedge Replication ETF	Managed Futures Strategy ETF(1)	Merger ETF
ASSETS:
Securities and Repurchase Agreements, at cost	$7,602,671	$6,547,674	$3,867,925	$34,942,533	$4,371,004	$2,842,377
Securities, at value	7,669,772	6,497,609	3,680,366	31,889,184	—	2,677,640
Repurchase Agreements, at value	57,548	55,450	2,400	3,450,927	4,371,004	202,070
Total Investment Securities	7,727,320	6,553,059	3,682,766	35,340,111	4,371,004	2,879,710
Cash	12	—	—	48	583,460	6
Foreign cash	—	—	4,839 †	—	—	2,777 ††
Segregated cash balances with brokers for futures contracts	—	—	—	82,500	165,444	—
Segregated cash balances with custodian for swap agreements	—	—	—	1,231,000	—	310,434
Segregated cash balance with brokers for centrally cleared swap agreements	—	—	—	—	—	—
Segregated cash balances with Authorized Participant for deposit securities	—	—	—	—	—	—
Dividends and interest receivable	100,774	28,309	27,188	3,798	90	1,136
Receivable for investments sold	519,566	—	—	5,412	—	—
Receivable for capital shares issued	—	—	—	2,203,722	—	—
Receivable from Advisor	6,123	7,656	6,889	—	—	9,063
Reclaims receivable	—	—	—	—	—	988
Receivable for variation margin on centrally cleared swap agreements	—	—	—	—	—	—
Receivable for variation margin on futures contracts	—	—	—	—	19,956	—
Unrealized appreciation on non-exchange traded swap agreements	—	—	—	2,743,344	—	43,622
Unrealized appreciation on forward currency contracts	—	—	—	—	—	783
Prepaid expenses	2,363	7,719	14,888	646	—	2,280
Total Assets	8,356,158	6,596,743	3,736,570	41,610,581	5,139,954	3,250,799
LIABILITIES:
Cash overdraft	—	26	—	—	—	—
Collateral upon return of deposit securities	—	—	—	—	—	—
Payable for investments purchased	516,835	—	—	1,762,343	—	79,175
Payable for capital shares redeemed	—	—	—	—	—	—
Advisory fees payable	—	—	—	1,270	3,253	—
Management Services fees payable	—	—	—	3,135	—	—
Custodian fees payable	188	67	998	13,212	—	770
Administration fees payable	11,706	10,737	10,353	11,641	—	10,428
Trustee fees payable	66	55	29	302	34	22
Compliance services fees payable	56	48	25	262	29	19
Listing, Data and related fees payable	1,571	—	—	18,198	—	12,416
Professional fees payable	9,057	9,048	9,029	10,063	3	9,020
Payable for variation margin on futures contracts	—	—	—	16,602	—	—
Unrealized depreciation on non-exchange traded swap agreements	—	—	—	145,863	—	456,991
Unrealized depreciation on forward currency contracts	—	—	—	—	—	6,092
Other liabilities	787	690	484	2,007	—	531
Total Liabilities	540,266	20,671	20,918	1,984,898	3,319	575,464
NET ASSETS	$7,815,892	$6,576,072	$3,715,652	$39,625,683	$5,136,635	$2,675,335
NET ASSETS CONSIST OF:
Paid in Capital	$7,972,092	$6,563,607	$4,003,007	$36,719,852	$5,046,849	$3,293,967
Accumulated undistributed net investment income (loss)	22,902	3,895	1,894	(262,935)	(27,281)	(6,274)
Accumulated net realized gains (losses) on investments	(303,751)	3,185	(105,236)	386,632	19,481	(231,071)
Net unrealized appreciation (depreciation) on:
Investments	124,649	5,385	(185,159)	397,578	—	37,333
Futures contracts	—	—	—	(212,925)	97,586	—
Non-exchange traded swap agreements	—	—	—	2,597,481	—	(413,369)
Centrally cleared swap agreements	—	—	—	—	—	—
Foreign currency transactions	—	—	1,146	—	—	(5,251)
NET ASSETS	$7,815,892	$6,576,072	$3,715,652	$39,625,683	$5,136,635	$2,675,335
Shares (unlimited number of shares authorized, no par value)	100,001	65,001	100,001	900,000	125,001	75,001
Net Asset Value	$78.16	$101.17	$37.16	$44.03	$41.09	$35.67

†  Cost of $4,693.

††  Cost of $2,705.

(1)  Consolidated Statement of Assets and Liabilities.

See accompanying notes to the financial statements.

PROSHARES TRUST STATEMENTS OF ASSETS AND LIABILITIES :: MAY 31, 2017 :: 83

	RAFI® Long/Short	K-1 Free Crude Oil Strategy ETF(1)	Inflation Expectations ETF	CDS Short North American HY Credit ETF
ASSETS:
Securities and Repurchase Agreements, at cost	$25,325,658	$2,297,523	$58,291,560	$3,245,920
Securities, at value	24,426,465	—	48,332,069	—
Repurchase Agreements, at value	5,132,878	2,297,523	9,519,393	3,245,920
Total Investment Securities	29,559,343	2,297,523	57,851,462	3,245,920
Cash	2,215	449,325	—	—
Foreign cash	—	—	—	—
Segregated cash balances with brokers for futures contracts	—	173,745	—	—
Segregated cash balances with custodian for swap agreements	189,004	—	1,174,000	—
Segregated cash balance with brokers for centrally cleared swap agreements	—	—	—	97,727
Segregated cash balances with Authorized Participant for deposit securities	—	—	—	—
Dividends and interest receivable	92,805	47	124,971	67
Receivable for investments sold	—	—	—	—
Receivable for capital shares issued	—	—	—	—
Receivable from Advisor	2,596	—	6,919	3,083
Reclaims receivable	—	—	—	—
Receivable for variation margin on centrally cleared swap agreements	—	—	—	2,549
Receivable for variation margin on futures contracts	—	—	—	—
Unrealized appreciation on non-exchange traded swap agreements	685,839	—	228,180	—
Unrealized appreciation on forward currency contracts	—	—	—	—
Prepaid expenses	731	—	899	2,324
Total Assets	30,532,533	2,920,640	59,386,431	3,351,670
LIABILITIES:
Cash overdraft	—	—	14	23
Collateral upon return of deposit securities	—	—	—	—
Payable for investments purchased	1,255	46	—	—
Payable for capital shares redeemed	—	—	—	—
Advisory fees payable	—	1,588	—	—
Management Services fees payable	—	—	—	—
Custodian fees payable	10,246	—	302	441
Administration fees payable	10,774	—	12,012	5,135
Trustee fees payable	332	27	407	42
Compliance services fees payable	288	20	352	36
Listing, Data and related fees payable	10,950	—	3,352	—
Professional fees payable	9,260	—	10,991	9,023
Payable for variation margin on futures contracts	—	78,975	—	—
Unrealized depreciation on non-exchange traded swap agreements	4,908,672	—	2,342,361	—
Unrealized depreciation on forward currency contracts	—	—	—	—
Other liabilities	6,107	—	4,316	613
Total Liabilities	4,957,884	80,656	2,374,107	15,313
NET ASSETS	$25,574,649	$2,839,984	$57,012,324	$3,336,357
NET ASSETS CONSIST OF:
Paid in Capital	$41,799,648	$2,874,702	$60,465,744	$4,390,413
Accumulated undistributed net investment income (loss)	192,440	(9,978)	353,309	518,549
Accumulated net realized gains (losses) on investments	(16,428,291)	(89,101)	(1,252,450)	(1,504,086)
Net unrealized appreciation (depreciation) on:
Investments	4,233,685	—	(440,098)	—
Futures contracts	—	64,361	—	—
Non-exchange traded swap agreements	(4,222,833)	—	(2,114,181)	—
Centrally cleared swap agreements	—	—	—	(68,519)
Foreign currency transactions	—	—	—	—
NET ASSETS	$25,574,649	$2,839,984	$57,012,324	$3,336,357
Shares (unlimited number of shares authorized, no par value)	675,000	150,001	2,050,001	100,001
Net Asset Value	$37.89	$18.93	$27.81	$33.36

(1)  Consolidated Statement of Assets and Liabilities.

See accompanying notes to the financial statements.

84 :: MAY 31, 2017 :: STATEMENTS OF ASSETS AND LIABILITIES PROSHARES TRUST

STATEMENTS OF OPERATIONS

PROSHARES TRUSTSTATEMENTS OF OPERATIONS :: FOR THE PERIODS ENDED MAY 31, 2017 :: 85

	S&P 500 Dividend Aristocrats ETF	S&P MidCap 400 Dividend Aristocrats ETF	Russell 2000 Dividend Growers ETF	MSCI EAFE Dividend Growers ETF	MSCI Europe Dividend Growers ETF	MSCI Emerging Markets Dividend Growers ETF
	Year Ended May 31, 2017	Year Ended May 31, 2017	Year Ended May 31, 2017	Year Ended May 31, 2017	Year Ended May 31, 2017	Year Ended May 31, 2017
INVESTMENT INCOME:
Dividends	$64,286,685	$5,570,003	$5,885,840	$1,157,877	$202,795	$202,978
Interest	10,701	2,052	2,104	179	37	81
Foreign withholding tax on income	—	—	—	(87,057)	(14,207)	(22,617)
Total Investment Income	64,297,386	5,572,055	5,887,944	1,070,999	188,625	180,442
EXPENSES:
Advisory fees (Note 4)	9,013,356	1,078,725	1,058,973	190,989	36,794	45,448
Management Services fees (Note 4)	758,283	45,054	40,805	11,143	2,557	2,059
Professional fees	45,458	9,533	9,127	6,274	6,052	4,741
Administration fees (Note 5)	100,316	43,434	42,919	31,392	8,411	3,835
Custodian fees (Note 6)	91,734	15,893	16,470	20,540	9,523	19,900
Printing and Shareholder reports	202,881	11,257	8,342	4,243	557	4,350
Listing, Data and related fees (Note 7)	303,670	9,525	19,591	4,556	1,242	772
Trustees fees (Note 8)	55,776	5,839	5,498	834	137	146
Compliance services fees (Note 4)	19,515	2,975	2,760	324	37	50
Other fees	28,799	3,133	2,765	1,930	1,153	2,722
Total Gross Expenses before fees waived and/or reimbursed	10,619,788	1,225,368	1,207,250	272,225	66,463	84,023
LESS:
Expenses waived and/or reimbursed by Advisor (Note 4)	(1,534,897)	(137,041)	(139,263)	(80,087)	(29,508)	(38,368)
Total Net Expenses	9,084,891	1,088,327	1,067,987	192,138	36,955	45,655
Net Investment Income (Loss)	55,212,495	4,483,728	4,819,957	878,861	151,670	134,787
NET REALIZED GAIN (LOSS) ON:
Investments	(11,574,607)	1,845,121	2,686,487	(1,473,340)	(70,219)	(169,606	)(1)
Futures contracts	—	—	—	—	—	—
Non-exchange traded swap agreements	—	—	—	—	—	—
Centrally cleared swap agreements	—	—	—	—	—	—
In-kind redemptions of investments	48,556,817	6,431,279	12,099,814	383,530	(178,698)	271,817
Foreign currency transactions	—	—	—	(3,848)	(542)	8,498
Net realized gain (loss)	36,982,210	8,276,400	14,786,301	(1,093,658)	(249,459)	110,709
CHANGE IN NET UNREALIZED APPRECIATION/DEPRECIATION ON:
Investments	162,154,046	18,222,061	16,324,829	4,381,973	396,201	962,018
Investments in Affiliated Underlying Funds	—	—	—	—	—	—
Futures contracts	—	—	—	—	—	—
Non-exchange traded swap agreements	—	—	—	—	—	—
Centrally cleared swap agreements	—	—	—	—	—	—
Foreign currency translations	—	—	—	3,634	350	1,468
Change in net unrealized appreciation/depreciation	162,154,046	18,222,061	16,324,829	4,385,607	396,551	963,486
Net realized and unrealized gain (loss)	199,136,256	26,498,461	31,111,130	3,291,949	147,092	1,074,195
Change in Net Assets Resulting from Operations	$254,348,751	$30,982,189	$35,931,087	$4,170,810	$298,762	$1,208,982

(1)  Net of India capital gains tax of $(7,085).

See accompanying notes to the financial statements.

86 :: FOR THE PERIODS ENDED MAY 31, 2017 :: STATEMENTS OF OPERATIONSPROSHARES TRUST

	Morningstar Alternatives Solution ETF		DJ Brookfield Global Infrastructure ETF	Global Listed Private Equity ETF	Large Cap Core Plus	S&P 500® Ex-Energy ETF	S&P 500® Ex-Financials ETF
	Year Ended May 31, 2017		Year Ended May 31, 2017	Year Ended May 31, 2017	Year Ended May 31, 2017	Year Ended May 31, 2017	Year Ended May 31, 2017
INVESTMENT INCOME:
Dividends	$236,917	(1)	$1,298,334	$937,370	$9,994,583	$174,506	$35,222
Interest	1,456		350	—	72,411	81	18
Foreign withholding tax on income	—		(74,138)	(12,332)	—	—	—
Total Investment Income	238,373		1,224,546	925,038	10,066,994	174,587	35,240
EXPENSES:
Advisory fees (Note 4)	13,452		155,420	55,130	2,971,354	22,613	4,496
Management Services fees (Note 4)	19,217		18,074	11,026	249,409	—	—
Professional fees	17,938		10,998	17,697	18,511	48	12
Administration fees (Note 5)	23,124		47,683	72,983	106,391	—	—
Custodian fees (Note 6)	955		17,598	8,325	55,898	—	—
Printing and Shareholder reports	10,343		4,019	2,212	46,065	—	—
Listing, Data and related fees (Note 7)	63,852		13,955	33,852	21,817	—	—
Trustees fees (Note 8)	504		821	273	11,520	171	51
Compliance services fees (Note 4)	146		298	105	4,296	37	12
Other fees	5,632		3,625	4,957	10,511	—	—
Total Gross Expenses before fees waived and/or reimbursed	155,163		272,491	206,560	3,495,772	22,869	4,571
LESS:
Expenses waived and/or reimbursed by Advisor (Note 4)	(114,740)		(116,213)	(140,288)	(1,260,673)	—	—
Total Net Expenses	40,423		156,278	66,272	2,235,099	22,869	4,571
Net Investment Income (Loss)	197,950		1,068,268	858,766	7,831,895	151,718	30,669
NET REALIZED GAIN (LOSS) ON:
Investments	(191,422	)(2)	(836,409)	(207,105)	5,620,466	4,414	(10,020)
Futures contracts	—		—	—	—	—	—
Non-exchange traded swap agreements	—		—	—	3,819,828	—	—
Centrally cleared swap agreements	—		—	—	—	—	—
In-kind redemptions of investments	113,352	(2)	—	464,845	6,450,935	1,216,633	253,036
Foreign currency transactions	—		(11,205)	7,250	—	—	—
Net realized gain (loss)	(78,070)		(847,614)	264,990	15,891,229	1,221,047	243,016
CHANGE IN NET UNREALIZED APPRECIATION/DEPRECIATION ON:
Investments	—		4,388,946	883,384	54,340,382	131,325	(59,818)
Investments in Affiliated Underlying Funds	543,589		—	—	—	—	—
Futures contracts	—		—	—	—	—	—
Non-exchange traded swap agreements	—		—	—	7,799,582	—	—
Centrally cleared swap agreements	—		—	—	—	—	—
Foreign currency translations	—		271	383	—	—	—
Change in net unrealized appreciation/depreciation	543,589		4,389,217	883,767	62,139,964	131,325	(59,818)
Net realized and unrealized gain (loss)	465,519		3,541,603	1,148,757	78,031,193	1,352,372	183,198
Change in Net Assets Resulting from Operations	$663,469		$4,609,871	$2,007,523	$85,863,088	$1,504,090	$213,867

(1)  Amount represents dividend income received from affiliated Underlying ETFs of $236,917.

(2)  Amount represents net realized gain/loss on the sale of investments in affiliated Underlying ETFs of $(78,070) and distributions of realized gain received from affiliated Underlying ETFs of $0.

See accompanying notes to the financial statements.

PROSHARES TRUSTSTATEMENTS OF OPERATIONS :: FOR THE PERIODS ENDED MAY 31, 2017 :: 87

	S&P 500® Ex-Health Care ETF	S&P 500® Ex-Technology ETF	Hedged FTSE Europe ETF	Hedged FTSE Japan ETF	High Yield- Interest Rate Hedged	Investment Grade-Interest Rate Hedged
	Year Ended May 31, 2017	Year Ended May 31, 2017	Year Ended May 31, 2017	Year Ended May 31, 2017	Year Ended May 31, 2017	Year Ended May 31, 2017
INVESTMENT INCOME:
Dividends	$36,477	$42,970	$157,197	$82,708	$—	$—
Interest	19	23	—	—	6,351,154	6,441,860
Foreign withholding tax on income	—	—	(17,431)	(18,916)	—	—
Total Investment Income	36,496	42,993	139,766	63,792	6,351,154	6,441,860
EXPENSES:
Advisory fees (Note 4)	4,550	5,305	12,253	9,063	520,063	507,284
Management Services fees (Note 4)	—	—	—	—	29,781	39,782
Professional fees	12	13	47	40	7,232	8,215
Administration fees (Note 5)	—	—	—	—	42,026	47,941
Custodian fees (Note 6)	—	—	—	—	3,493	4,516
Printing and Shareholder reports	—	—	—	—	5,927	8,256
Listing, Data and related fees (Note 7)	—	—	—	—	16,281	17,299
Trustees fees (Note 8)	51	50	239	213	2,475	4,286
Compliance services fees (Note 4)	12	9	73	65	928	1,936
Other fees	—	—	—	—	3,356	3,570
Total Gross Expenses before fees waived and/or reimbursed	4,625	5,377	12,612	9,381	631,562	643,085
LESS:
Expenses waived and/or reimbursed by Advisor (Note 4)	—	—	—	—	(108,059)	(129,489)
Total Net Expenses	4,625	5,377	12,612	9,381	523,503	513,596
Net Investment Income (Loss)	31,871	37,616	127,154	54,411	5,827,651	5,928,264
NET REALIZED GAIN (LOSS) ON:
Investments	(4,292)	622	(29,285)	(110,651)	(1,799,564)	824,609
Futures contracts	—	—	—	—	(156,926)	(1,548,998)
Non-exchange traded swap agreements	—	—	—	—	—	—
Centrally cleared swap agreements	—	—	—	—	—	—
In-kind redemptions of investments	272,302	300,560	(121,828)	51,126	—	—
Foreign currency transactions	—	—	426,507	185,437	—	—
Net realized gain (loss)	268,010	301,182	275,394	125,912	(1,956,490)	(724,389)
CHANGE IN NET UNREALIZED APPRECIATION/DEPRECIATION ON:
Investments	(38,138)	(70,872)	586,167	540,728	7,401,828	4,914,619
Investments in Affiliated Underlying Funds	—	—	—	—	—	—
Futures contracts	—	—	—	—	(134,787)	(527,955)
Non-exchange traded swap agreements	—	—	—	—	—	—
Centrally cleared swap agreements	—	—	—	—	—	—
Foreign currency translations	—	—	(199,634)	(200,052)	—	—
Change in net unrealized appreciation/depreciation	(38,138)	(70,872)	386,533	340,676	7,267,041	4,386,664
Net realized and unrealized gain (loss)	229,872	230,310	661,927	466,588	5,310,551	3,662,275
Change in Net Assets Resulting from Operations	$261,743	$267,926	$789,081	$520,999	$11,138,202	$9,590,539

See accompanying notes to the financial statements.

88 :: FOR THE PERIODS ENDED MAY 31, 2017 :: STATEMENTS OF OPERATIONSPROSHARES TRUST

	Short Term USD Emerging Markets Bond ETF	USD Covered Bond	German Sovereign/ Sub-Sovereign ETF	Hedge Replication ETF	Managed Futures Strategy ETF(1)	Merger ETF
	Year Ended May 31, 2017	Year Ended May 31, 2017	Year Ended May 31, 2017	Year Ended May 31, 2017	Year Ended May 31, 2017	Year Ended May 31, 2017
INVESTMENT INCOME:
Dividends	$—	$—	$—	$46,749	$—	$48,017
Interest	320,836	123,561	15,218	128,275	15,656	1,236
Foreign withholding tax on income	—	—	—	(13)	—	(869)
Total Investment Income	320,836	123,561	15,218	175,011	15,656	48,384
EXPENSES:
Advisory fees (Note 4)	37,934	23,003	12,747	259,809	33,890	34,717
Management Services fees (Note 4)	7,587	6,572	3,642	34,641	—	4,629
Professional fees	17,609	17,585	17,513	19,134	29	19,150
Administration fees (Note 5)	80,152	74,629	72,332	79,929	—	73,092
Custodian fees (Note 6)	2,109	487	2,157	122,374	—	5,768
Printing and Shareholder reports	859	965	462	3,627	—	616
Listing, Data and related fees (Note 7)	7,964	23,326	30,921	109,844	—	33,852
Trustees fees (Note 8)	179	157	86	861	82	122
Compliance services fees (Note 4)	59	47	25	266	20	20
Other fees	4,731	4,743	4,587	6,533	—	4,734
Total Gross Expenses before fees waived and/or reimbursed	159,183	151,514	144,472	637,018	34,021	176,700
LESS:
Expenses waived and/or reimbursed by Advisor (Note 4)	(121,187)	(128,474)	(128,055)	(307,363)	—	(141,915)
Total Net Expenses	37,996	23,040	16,417	329,655	34,021	34,785
Net Investment Income (Loss)	282,840	100,521	(1,199)	(154,644)	(18,365)	13,599
NET REALIZED GAIN (LOSS) ON:
Investments	34,562	5,026	(154,264)	(53,424)	(59,420)	120,883
Futures contracts	—	—	—	143,794	169,601	—
Non-exchange traded swap agreements	—	—	(7,278)	(80,465)	—	(31,416)
Centrally cleared swap agreements	—	—	—	—	—	—
In-kind redemptions of investments	—	—	49,771	63,038	—	90,534
Foreign currency transactions	—	—	(2,612)	—	—	83,288
Net realized gain (loss)	34,562	5,026	(114,383)	72,943	110,181	263,289
CHANGE IN NET UNREALIZED APPRECIATION/DEPRECIATION ON:
Investments	114,377	(38,816)	117,605	385,300	—	(185,800)
Investments in Affiliated Underlying Funds	—	—	—	—	—	—
Futures contracts	—	—	—	(253,861)	21,609	—
Non-exchange traded swap agreements	—	—	—	1,503,931	—	(194,164)
Centrally cleared swap agreements	—	—	—	—	—	—
Foreign currency translations	—	—	4,232	—	—	(51,229)
Change in net unrealized appreciation/depreciation	114,377	(38,816)	121,837	1,635,370	21,609	(431,193)
Net realized and unrealized gain (loss)	148,939	(33,790)	7,454	1,708,313	131,790	(167,904)
Change in Net Assets Resulting from Operations	$431,779	$66,731	$6,255	$1,553,669	$113,425	$(154,305)

(1)  Consolidated Statement of Operations.
See accompanying notes to the financial statements.

PROSHARES TRUSTSTATEMENTS OF OPERATIONS :: FOR THE PERIODS ENDED MAY 31, 2017 :: 89

	RAFI® Long/Short	K-1 Free Crude Oil Strategy ETF(1)	Inflation Expectations ETF	CDS Short North American HY Credit ETF
	Year Ended May 31, 2017	September 26, 2016* through May 31, 2017	Year Ended May 31, 2017	Year Ended May 31, 2017
INVESTMENT INCOME:
Dividends	$897,287	$—	$—	$—
Interest	16,374	10,972	657,369	23,015
Foreign withholding tax on income	(46)	—	—	—
Total Investment Income	913,615	10,972	657,369	23,015
EXPENSES:
Advisory fees (Note 4)	299,398	20,846	140,672	49,134
Management Services fees (Note 4)	39,919	—	25,576	7,559
Professional fees	18,400	11	19,615	17,551
Administration fees (Note 5)	75,426	—	76,054	39,707
Custodian fees (Note 6)	46,359	—	1,544	2,480
Printing and Shareholder reports	17,976	—	9,809	862
Listing, Data and related fees (Note 7)	73,784	—	27,081	3,852
Trustees fees (Note 8)	937	69	532	218
Compliance services fees (Note 4)	276	24	353	41
Other fees	6,487	—	8,227	5,222
Total Gross Expenses before fees waived and/or reimbursed	578,962	20,950	309,463	126,626
LESS:
Expenses waived and/or reimbursed by Advisor (Note 4)	(199,143)	—	(227,555)	(88,765)
Total Net Expenses	379,819	20,950	81,908	37,861
Net Investment Income (Loss)	533,796	(9,978)	575,461	(14,846)
NET REALIZED GAIN (LOSS) ON:
Investments	2,335,584	—	761,183	(930)
Futures contracts	—	(89,101)	—	—
Non-exchange traded swap agreements	(4,487,291)	—	(463,695)	—
Centrally cleared swap agreements	—	—	—	(882,466)
In-kind redemptions of investments	150,259	—	—	—
Foreign currency transactions	—	—	—	—
Net realized gain (loss)	(2,001,448)	(89,101)	297,488	(883,396)
CHANGE IN NET UNREALIZED APPRECIATION/DEPRECIATION ON:
Investments	2,436,340	—	(459,730)	—
Investments in Affiliated Underlying Funds	—	—	—	—
Futures contracts	—	64,361	—	—
Non-exchange traded swap agreements	(1,743,241)	—	(2,126,634)	—
Centrally cleared swap agreements	—	—	—	15,627
Foreign currency translations	—	—	—	—
Change in net unrealized appreciation/depreciation	693,099	64,361	(2,586,364)	15,627
Net realized and unrealized gain (loss)	(1,308,349)	(24,740)	(2,288,876)	(867,769)
Change in Net Assets Resulting from Operations	$(774,553)	$(34,718)	$(1,713,415)	$(882,615)

*  Commencement of investment operations.

(1)  Consolidated Statement of Operations.

See accompanying notes to the financial statements.

90 :: FOR THE PERIODS ENDED MAY 31, 2017 :: STATEMENTS OF OPERATIONSPROSHARES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

PROSHARES TRUST STATEMENTS OF CHANGES IN NET ASSETS :: FOR THE PERIODS INDICATED :: 91

	S&P 500 Dividend Aristocrats ETF		S&P MidCap 400 Dividend Aristocrats ETF		Russell 2000 Dividend Growers ETF
	Year Ended May 31, 2017	Year Ended May 31, 2016	Year Ended May 31, 2017	Year Ended May 31, 2016	Year Ended May 31, 2017	Year Ended May 31, 2016
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$55,212,495	$23,675,387	$4,483,728	$391,750	$4,819,957	$430,932
Net realized gain (loss)	36,982,210	5,751,585	8,276,400	519,230	14,786,301	699,447
Change in net unrealized appreciation/depreciation	162,154,046	79,290,771	18,222,061	3,845,169	16,324,829	4,642,886
Change in Net Assets Resulting from Operations	254,348,751	108,717,743	30,982,189	4,756,149	35,931,087	5,773,265
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(51,965,250)	(19,766,251)	(3,380,979)	(262,973)	(3,669,667)	(247,951)
Net realized gains on investments	—	—	—	—	—	—
Tax return of capital	—	—	—	—	—	—
Total distributions	(51,965,250)	(19,766,251)	(3,380,979)	(262,973)	(3,669,667)	(247,951)
CAPITAL TRANSACTIONS (a):
Proceeds from shares issued	1,119,090,052	1,140,815,115	357,759,429	87,909,842	369,332,643	86,635,708
Cost of shares redeemed	(231,745,883)	(54,531,745)	(43,413,410)	(21,629,769)	(76,292,199)	(12,000,481)
Change in net assets resulting from capital transactions	887,344,169	1,086,283,370	314,346,019	66,280,073	293,040,444	74,635,227
Change in net assets	1,089,727,670	1,175,234,862	341,947,229	70,773,249	325,301,864	80,160,541
NET ASSETS:
Beginning of period	$1,918,335,796	$743,100,934	$77,829,524	$7,056,275	$85,089,249	$4,928,708
End of period	$3,008,063,466	$1,918,335,796	$419,776,753	$77,829,524	$410,391,113	$85,089,249
Accumulated undistributed net investment income (loss) included in end of period net assets	$10,063,528	$6,816,283	$1,127,851	$146,824	$1,344,892	$194,602
SHARE TRANSACTIONS:
Beginning of period	36,100,001	14,750,001	1,725,001	175,001	1,900,001	125,001
Issued	200,000	2,000,000	325,000	425,000	125,000	175,000
Issued in-kind	20,300,000	20,450,000	7,025,000	1,675,000	7,200,000	1,900,000
Redeemed	—	—	—	—	—	—
Redemption in-kind	(4,250,000)	(1,100,000)	(900,000)	(550,000)	(1,525,000)	(300,000)
Shares outstanding, end of period	52,350,001	36,100,001	8,175,001	1,725,001	7,700,001	1,900,001

(a)  Capital share transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 10 to the Financial Statements.

See accompanying notes to the financial statements.

92 :: FOR THE PERIODS INDICATED :: STATEMENTS OF CHANGES IN NET ASSETS PROSHARES TRUST

	MSCI EAFE Dividend Growers ETF		MSCI Europe Dividend Growers ETF		MSCI Emerging Markets Dividend Growers ETF
	Year Ended May 31, 2017	Year Ended May 31, 2016	Year Ended May 31, 2017	September 9, 2015* through May 31, 2016	Year Ended May 31, 2017	January 25, 2016* through May 31, 2016
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$878,861	$696,794	$151,670	$94,437	$134,787	$35,327
Net realized gain (loss)	(1,093,658)	(1,106,098)	(249,459)	(458,378)	110,709	42,110
Change in net unrealized appreciation/depreciation	4,385,607	(510,362)	396,551	(73,862)	963,486	316,390
Change in Net Assets Resulting from Operations	4,170,810	(919,666)	298,762	(437,803)	1,208,982	393,827
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(878,023)	(299,771)	(140,947)	(26,774)	(190,454)	(10,955)
Net realized gains on investments	—	—	—	—	—	—
Tax return of capital	—	—	—	—	—	—
Total distributions	(878,023)	(299,771)	(140,947)	(26,774)	(190,454)	(10,955)
CAPITAL TRANSACTIONS (a):
Proceeds from shares issued	34,355,485	19,832,276	4,878,628	11,663,671	4,899,823	7,585,765
Cost of shares redeemed	(6,807,233)	—	(2,580,082)	(4,411,856)	(3,447,372)	(3,689)
Change in net assets resulting from capital transactions	27,548,252	19,832,276	2,298,546	7,251,815	1,452,451	7,582,076
Change in net assets	30,841,039	18,612,839	2,456,361	6,787,238	2,470,979	7,964,948
NET ASSETS:
Beginning of period	$30,420,948	$11,808,109	$6,787,238	$—	$7,964,948	$—
End of period	$61,261,987	$30,420,948	$9,243,599	$6,787,238	$10,435,927	$7,964,948
Accumulated undistributed net investment income (loss) included in end of period net assets	$499,701	$499,566	$76,925	$67,592	$(137,430)	$24,372
SHARE TRANSACTIONS:
Beginning of period	850,001	300,001	175,001	—	175,001	—
Issued	—	—	—	1	—	1
Issued in-kind	1,000,000	550,000	125,000	300,000	100,000	175,000
Redeemed	—	—	—	—	—	—
Redemption in-kind	(200,000)	—	(75,000)	(125,000)	(75,000)	—
Shares outstanding, end of period	1,650,001	850,001	225,001	175,001	200,001	175,001

*  Commencement of investment operations.

(a)  Capital share transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 10 to the Financial Statements.

See accompanying notes to the financial statements.

PROSHARES TRUST STATEMENTS OF CHANGES IN NET ASSETS :: FOR THE PERIODS INDICATED :: 93

	Morningstar Alternatives Solution ETF		DJ Brookfield Global Infrastructure ETF		Global Listed Private Equity ETF
	Year Ended May 31, 2017	Year Ended May 31, 2016	Year Ended May 31, 2017	Year Ended May 31, 2016	Year Ended May 31, 2017	Year Ended May 31, 2016
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$197,950	$597,024	$1,068,268	$649,789	$858,766	$678,001
Net realized gain (loss)	(78,070)	(1,162,431)	(847,614)	(1,443,017)	264,990	(79,896)
Change in net unrealized appreciation/depreciation	543,589	(384,040)	4,389,217	(550,562)	883,767	(830,625)
Change in Net Assets Resulting from Operations	663,469	(949,447)	4,609,871	(1,343,790)	2,007,523	(232,520)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(229,708)	(549,146)	(880,258)	(758,752)	(329,478)	(1,472,219)
Net realized gains on investments	—	—	—	—	—	—
Tax return of capital	(8,253)	—	—	(275,770)	(129,777)	—
Total distributions	(237,961)	(549,146)	(880,258)	(1,034,522)	(459,255)	(1,472,219)
CAPITAL TRANSACTIONS (a):
Proceeds from shares issued	6,595,345	14,493,771	9,942,427	13,635,546	6,691,421	2,079,552
Cost of shares redeemed	(7,304,728)	(14,627,961)	—	(10,398,134)	(5,857,004)	(5,621,822)
Change in net assets resulting from capital transactions	(709,383)	(134,190)	9,942,427	3,237,412	834,417	(3,542,270)
Change in net assets	(283,875)	(1,632,783)	13,672,040	859,100	2,382,685	(5,247,009)
NET ASSETS:
Beginning of period	$21,825,493	$23,458,276	$28,387,768	$27,528,668	$9,499,123	$14,746,132
End of period	$21,541,618	$21,825,493	$42,059,808	$28,387,768	$11,881,808	$9,499,123
Accumulated undistributed net investment income (loss) included in end of period net assets	$(1,224)	$(4,071)	$(203,062)	$(250,543)	$163,786	$(579,840)
SHARE TRANSACTIONS:
Beginning of period	570,001	580,001	725,001	625,001	250,001	350,001
Issued	—	—	—	—	—	—
Issued in-kind	170,000	370,000	250,000	375,000	175,000	50,000
Redeemed	—	(60,000)	—	—	—	—
Redemption in-kind	(190,000)	(320,000)	—	(275,000)	(150,000)	(150,000)
Shares outstanding, end of period	550,001	570,001	975,001	725,001	275,001	250,001

(a)  Capital share transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 10 to the Financial Statements.

See accompanying notes to the financial statements.

94 :: FOR THE PERIODS INDICATED :: STATEMENTS OF CHANGES IN NET ASSETS PROSHARES TRUST

	Large Cap Core Plus		S&P 500® Ex-Energy ETF		S&P 500® Ex-Financials ETF
	Year Ended May 31, 2017	Year Ended May 31, 2016	Year Ended May 31, 2017	September 22, 2015* through May 31, 2016	Year Ended May 31, 2017	September 22, 2015* through May 31, 2016
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$7,831,895	$7,010,062	$151,718	$77,602	$30,669	$49,907
Net realized gain (loss)	15,891,229	8,298,864	1,221,047	5,561	243,016	100,800
Change in net unrealized appreciation/depreciation	62,139,964	(12,393,845)	131,325	523,678	(59,818)	163,941
Change in Net Assets Resulting from Operations	85,863,088	2,915,081	1,504,090	606,841	213,867	314,648
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(6,837,654)	(6,983,188)	(141,356)	(49,783)	(34,217)	(42,226)
Net realized gains on investments	—	—	—	—	—	—
Tax return of capital	—	—	—	—	—	—
Total distributions	(6,837,654)	(6,983,188)	(141,356)	(49,783)	(34,217)	(42,226)
CAPITAL TRANSACTIONS (a):
Proceeds from shares issued	217,613,233	38,785,427	4,432,150	8,107,147	2,223,263	4,000,040
Cost of shares redeemed	(40,627,335)	(132,793,624)	(8,154,094)	(3)	(3,332,695)	(2,104,427)
Change in net assets resulting from capital transactions	176,985,898	(94,008,197)	(3,721,944)	8,107,144	(1,109,432)	1,895,613
Change in net assets	256,011,332	(98,076,304)	(2,359,210)	8,664,202	(929,782)	2,168,035
NET ASSETS:
Beginning of period	$390,650,701	$488,727,005	$8,664,202	$—	$2,168,035	$—
End of period	$646,662,033	$390,650,701	$6,304,992	$8,664,202	$1,238,253	$2,168,035
Accumulated undistributed net investment income (loss) included in end of period net assets	$2,089,401	$1,095,160	$22,296	$27,819	$4,133	$7,681
SHARE TRANSACTIONS:
Beginning of period	7,625,000	9,600,000	200,001	—	50,001	—
Issued	50,000	25,000	100,000	100,001	50,000	100,001
Issued in-kind	3,925,000	775,000	—	100,000	—	—
Redeemed	—	(25,000)	—	—	—	—
Redemption in-kind	(750,000)	(2,750,000)	(175,000)	—	(75,000)	(50,000)
Shares outstanding, end of period	10,850,000	7,625,000	125,001	200,001	25,001	50,001

*  Commencement of investment operations.

(a)  Capital share transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 10 to the Financial Statements.

See accompanying notes to the financial statements.

PROSHARES TRUST STATEMENTS OF CHANGES IN NET ASSETS :: FOR THE PERIODS INDICATED :: 95

	S&P 500® Ex-Health Care ETF		S&P 500® Ex-Technology ETF		Hedged FTSE Europe ETF
	Year Ended May 31, 2017	September 22, 2015* through May 31, 2016	Year Ended May 31, 2017	September 22, 2015* through May 31, 2016	Year Ended May 31, 2017	June 23, 2015* through May 31, 2016
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$31,871	$52,413	$37,616	$51,893	$127,154	$463,427
Net realized gain (loss)	268,010	107,639	301,182	55,362	275,394	(2,106,574)
Change in net unrealized appreciation/depreciation	(38,138)	170,879	(70,872)	134,758	386,533	(307,766)
Change in Net Assets Resulting from Operations	261,743	330,931	267,926	242,013	789,081	(1,950,913)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(36,023)	(44,477)	(39,380)	(42,424)	(254,023)	(382,073)
Net realized gains on investments	—	—	—	—	—	—
Tax return of capital	—	—	—	—	(3,461)	—
Total distributions	(36,023)	(44,477)	(39,380)	(42,424)	(257,484)	(382,073)
CAPITAL TRANSACTIONS (a):
Proceeds from shares issued	2,223,904	4,000,040	2,153,361	5,068,541	—	25,834,936
Cost of shares redeemed	(3,363,902)	(2,111,104)	(4,402,714)	(2,059,875)	(1,778,558)	(18,045,302)
Change in net assets resulting from capital transactions	(1,139,998)	1,888,936	(2,249,353)	3,008,666	(1,778,558)	7,789,634
Change in net assets	(914,278)	2,175,390	(2,020,807)	3,208,255	(1,246,961)	5,456,648
NET ASSETS:
Beginning of period	$2,175,390	$—	$3,208,255	$—	$5,456,648	$—
End of period	$1,261,112	$2,175,390	$1,187,448	$3,208,255	$4,209,687	$5,456,648
Accumulated undistributed net investment income (loss) included in end of period net assets	$3,784	$7,936	$5,691	$9,469	$63,218	$224,713
SHARE TRANSACTIONS:
Beginning of period	50,001	—	75,001	—	150,001	—
Issued	50,000	100,001	50,000	100,001	—	100,001
Issued in-kind	—	—	—	25,000	—	550,000
Redeemed	—	—	—	—	—	(450,000)
Redemption in-kind	(75,000)	(50,000)	(100,000)	(50,000)	(50,000)	(50,000)
Shares outstanding, end of period	25,001	50,001	25,001	75,001	100,001	150,001

*  Commencement of investment operations.

(a)  Capital share transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 10 to the Financial Statements.

See accompanying notes to the financial statements.

96 :: FOR THE PERIODS INDICATED :: STATEMENTS OF CHANGES IN NET ASSETS PROSHARES TRUST

	Hedged FTSE Japan ETF		High Yield-Interest Rate Hedged		Investment Grade-Interest Rate Hedged
	Year Ended May 31, 2017	June 23, 2015* through May 31, 2016	Year Ended May 31, 2017	Year Ended May 31, 2016	Year Ended May 31, 2017	Year Ended May 31, 2016
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$54,411	$334,458	$5,827,651	$6,287,165	$5,928,264	$5,308,995
Net realized gain (loss)	125,912	(4,610,927)	(1,956,490)	(14,218,465)	(724,389)	(10,129,677)
Change in net unrealized appreciation/depreciation	340,676	(113,340)	7,267,041	(2,688,649)	4,386,664	2,975,736
Change in Net Assets Resulting from Operations	520,999	(4,389,809)	11,138,202	(10,619,949)	9,590,539	(1,844,946)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(858,500)	(567,553)	(5,463,168)	(6,371,580)	(5,422,306)	(5,404,560)
Net realized gains on investments	—	—	—	—	—	—
Tax return of capital	—	—	—	—	—	—
Total distributions	(858,500)	(567,553)	(5,463,168)	(6,371,580)	(5,422,306)	(5,404,560)
CAPITAL TRANSACTIONS (a):
Proceeds from shares issued	723,377	30,433,784	46,321,425	12,635,618	171,893,698	22,674,195
Cost of shares redeemed	(1,471,518)	(20,688,651)	—	(35,514,929)	—	(53,109,105)
Change in net assets resulting from capital transactions	(748,141)	9,745,133	46,321,425	(22,879,311)	171,893,698	(30,434,910)
Change in net assets	(1,085,642)	4,787,771	51,996,459	(39,870,840)	176,061,931	(37,684,416)
NET ASSETS:
Beginning of period	$4,787,771	$—	$88,616,853	$128,487,693	$119,364,138	$157,048,554
End of period	$3,702,129	$4,787,771	$140,613,312	$88,616,853	$295,426,069	$119,364,138
Accumulated undistributed net investment income (loss) included in end of period net assets	$23,159	$127,289	$642,386	$277,903	$831,838	$325,880
SHARE TRANSACTIONS:
Beginning of period	150,001	—	1,375,001	1,750,001	1,625,001	2,050,001
Issued	—	100,001	425,000	175,000	400,000	275,000
Issued in-kind	25,000	675,000	250,000	—	1,875,000	25,000
Redeemed	—	(450,000)	—	(450,000)	—	(650,000)
Redemption in-kind	(50,000)	(175,000)	—	(100,000)	—	(75,000)
Shares outstanding, end of period	125,001	150,001	2,050,001	1,375,001	3,900,001	1,625,001

*  Commencement of investment operations.

(a)  Capital share transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 10 to the Financial Statements.

See accompanying notes to the financial statements.

PROSHARES TRUST STATEMENTS OF CHANGES IN NET ASSETS :: FOR THE PERIODS INDICATED :: 97

	Short Term USD Emerging Markets Bond ETF		USD Covered Bond		German Sovereign/ Sub-Sovereign ETF
	Year Ended May 31, 2017	Year Ended May 31, 2016	Year Ended May 31, 2017	Year Ended May 31, 2016	Year Ended May 31, 2017	Year Ended May 31, 2016
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$282,840	$381,256	$100,521	$92,544	$(1,199)	$8,747
Net realized gain (loss)	34,562	11,260	5,026	(3,633)	(114,383)	(135,591)
Change in net unrealized appreciation/depreciation	114,377	(22,767)	(38,816)	(1,144)	121,837	247,200
Change in Net Assets Resulting from Operations	431,779	369,749	66,731	87,767	6,255	120,356
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(301,942)	(379,072)	(100,670)	(92,403)	—	(2,154)
Net realized gains on investments	—	—	—	—	—	—
Tax return of capital	—	—	—	—	—	(4,155)
Total distributions	(301,942)	(379,072)	(100,670)	(92,403)	—	(6,309)
CAPITAL TRANSACTIONS (a):
Proceeds from shares issued	3,838,622	—	—	—	1,873,902	—
Cost of shares redeemed	—	(3,812,266)	—	—	(1,868,000)	—
Change in net assets resulting from capital transactions	3,838,622	(3,812,266)	—	—	5,902	—
Change in net assets	3,968,459	(3,821,589)	(33,939)	(4,636)	12,157	114,047
NET ASSETS:
Beginning of period	$3,847,433	$7,669,022	$6,610,011	$6,614,647	$3,703,495	$3,589,448
End of period	$7,815,892	$3,847,433	$6,576,072	$6,610,011	$3,715,652	$3,703,495
Accumulated undistributed net investment income (loss) included in end of period net assets	$22,902	$42,004	$3,895	$4,044	$1,894	$1,817
SHARE TRANSACTIONS:
Beginning of period	50,001	100,001	65,001	65,001	100,001	100,001
Issued	—	—	—	—	50,000	—
Issued in-kind	50,000	—	—	—	—	—
Redeemed	—	—	—	—	—	—
Redemption in-kind	—	(50,000)	—	—	(50,000)	—
Shares outstanding, end of period	100,001	50,001	65,001	65,001	100,001	100,001

(a)  Capital share transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 10 to the Financial Statements.

See accompanying notes to the financial statements.

98 :: FOR THE PERIODS INDICATED :: STATEMENTS OF CHANGES IN NET ASSETS PROSHARES TRUST

	Hedge Replication ETF		Managed Futures Strategy ETF(1)		Merger ETF
	Year Ended May 31, 2017	Year Ended May 31, 2016	Year Ended May 31, 2017	February 17, 2016* through May 31, 2016	Year Ended May 31, 2017	Year Ended May 31, 2016
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$(154,644)	$(253,761)	$(18,365)	$(8,916)	$13,599	$23,145
Net realized gain (loss)	72,943	19,541	110,181	(88,409)	263,289	(395,381)
Change in net unrealized appreciation/depreciation	1,635,370	(1,127,599)	21,609	75,977	(431,193)	432,990
Change in Net Assets Resulting from Operations	1,553,669	(1,361,819)	113,425	(21,348)	(154,305)	60,754
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	—	(304)	—	—	(26,701)	(19,043)
Net realized gains on investments	—	—	—	—	—	—
Tax return of capital	—	—	—	—	—	—
Total distributions	—	(304)	—	—	(26,701)	(19,043)
CAPITAL TRANSACTIONS (a):
Proceeds from shares issued	9,769,519	10,559,393	15,142,668	5,987,115	—	2,727,544
Cost of shares redeemed	(8,456,042)	(12,524,439)	(16,085,225)	—	(4,486,790)	(1,832,040)
Change in net assets resulting from capital transactions	1,313,477	(1,965,046)	(942,557)	5,987,115	(4,486,790)	895,504
Change in net assets	2,867,146	(3,327,169)	(829,132)	5,965,767	(4,667,796)	937,215
NET ASSETS:
Beginning of period	$36,758,537	$40,085,706	$5,965,767	$—	$7,343,131	$6,405,916
End of period	$39,625,683	$36,758,537	$5,136,635	$5,965,767	$2,675,335	$7,343,131
Accumulated undistributed net investment income (loss) included in end of period net assets	$(262,935)	$(339,558)	$(27,281)	$(8,916)	$(6,274)	$(6,263)
SHARE TRANSACTIONS:
Beginning of period	875,000	925,000	150,001	—	200,001	175,001
Issued	100,000	250,000	375,000	150,001	—	—
Issued in-kind	125,000	—	—	—	—	75,000
Redeemed	(100,000)	(25,000)	(400,000)	—	—	—
Redemption in-kind	(100,000)	(275,000)	—	—	(125,000)	(50,000)
Shares outstanding, end of period	900,000	875,000	125,001	150,001	75,001	200,001

*  Commencement of investment operations.

(1)  Consolidated Statement of Changes in Net Assets.

(a)  Capital share transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 10 to the Financial Statements.

See accompanying notes to the financial statements.

PROSHARES TRUST STATEMENTS OF CHANGES IN NET ASSETS :: FOR THE PERIODS INDICATED :: 99

	RAFI® Long/Short		K-1 Free Crude Oil Strategy ETF(1)	Inflation Expectations ETF
	Year Ended May 31, 2017	Year Ended May 31, 2016	September 26, 2016* through May 31, 2017	Year Ended May 31, 2017	Year Ended May 31, 2016
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$533,796	$747,723	$(9,978)	$575,461	$41,709
Net realized gain (loss)	(2,001,448)	(8,976,972)	(89,101)	297,488	(739,429)
Change in net unrealized appreciation/depreciation	693,099	7,020,339	64,361	(2,586,364)	376,666
Change in Net Assets Resulting from Operations	(774,553)	(1,208,910)	(34,718)	(1,713,415)	(321,054)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(487,744)	(755,145)	—	(230,822)	(51,819)
Net realized gains on investments	—	—	—	—	—
Tax return of capital	—	—	—	—	—
Total distributions	(487,744)	(755,145)	—	(230,822)	(51,819)
CAPITAL TRANSACTIONS (a):
Proceeds from shares issued	2,007,004	27,202,168	11,456,709	55,523,874	3,026,134
Cost of shares redeemed	(16,229,083)	(34,397,287)	(8,582,007)	—	(3,089,193)
Change in net assets resulting from capital transactions	(14,222,079)	(7,195,119)	2,874,702	55,523,874	(63,059)
Change in net assets	(15,484,376)	(9,159,174)	2,839,984	53,579,637	(435,932)
NET ASSETS:
Beginning of period	$41,059,025	$50,218,199	$—	$3,432,687	$3,868,619
End of period	$25,574,649	$41,059,025	$2,839,984	$57,012,324	$3,432,687
Accumulated undistributed net investment income (loss) included in end of period net assets	$192,440	$95,224	$(9,978)	$353,309	$1,669
SHARE TRANSACTIONS:
Beginning of period	1,050,000	1,225,000	—	125,001	125,001
Issued	—	250,000	550,001	850,000	25,000
Issued in-kind	50,000	450,000	—	1,075,000	75,000
Redeemed	(400,000)	(250,000)	(400,000)	—	—
Redemption in-kind	(25,000)	(625,000)	—	—	(100,000)
Shares outstanding, end of period	675,000	1,050,000	150,001	2,050,001	125,001

*  Commencement of investment operations.

(1)  Consolidated Statement of Changes in Net Assets.

(a)  Capital share transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 10 to the Financial Statements.

See accompanying notes to the financial statements.

100 :: FOR THE PERIODS INDICATED :: STATEMENTS OF CHANGES IN NET ASSETS PROSHARES TRUST

	CDS Short North American HY Credit ETF
	Year Ended May 31, 2017	Year Ended May 31, 2016
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$(14,846)	$(24,988)
Net realized gain (loss)	(883,396)	(47,693)
Change in net unrealized appreciation/depreciation	15,627	13,848
Change in Net Assets Resulting from Operations	(882,615)	(58,833)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	—	—
Net realized gains on investments	—	—
Tax return of capital	—	—
Total distributions	—	—
CAPITAL TRANSACTIONS (a):
Proceeds from shares issued	164,951,323	2,350
Cost of shares redeemed	(164,412,931)	(3,907,198)
Change in net assets resulting from capital transactions	538,392	(3,904,848)
Change in net assets	(344,223)	(3,963,681)
NET ASSETS:
Beginning of period	$3,680,580	$7,644,261
End of period	$3,336,357	$3,680,580
Accumulated undistributed net investment income (loss) included in end of period net assets	$518,549	$303,243
SHARE TRANSACTIONS:
Beginning of period	100,001	200,001
Issued	4,650,000	—
Issued in-kind	—	—
Redeemed	(4,650,000)	(100,000)
Redemption in-kind	—	—
Shares outstanding, end of period	100,001	100,001

(a)  Capital share transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 10 to the Financial Statements.

See accompanying notes to the financial statements.

PROSHARES TRUST STATEMENTS OF CHANGES IN NET ASSETS :: FOR THE PERIODS INDICATED :: 101

FINANCIAL HIGHLIGHTS

102 :: FINANCIAL HIGHLIGHTS PROSHARES TRUST

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE												RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS					DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
S&P 500 Dividend Aristocrats ETF
Year ended May 31, 2017	$53.14	$1.18	$4.28	$—	$5.46	$(1.14)	$—	$—	$(1.14)	$57.46	10.41%	10.43%	0.41%	0.35%	2.08%	2.14%	$3,008,063	16%
Year ended May 31, 2016	50.38	1.11	2.65	—	3.76	(1.00)	—	—	(1.00)	53.14	7.64	7.69	0.56	0.35	2.00	2.21	1,918,336	21
Year ended May 31, 2015	45.59	1.03	4.58	—	5.61	(0.82)	—	—	(0.82)	50.38	12.39	12.29	0.58	0.35	1.87	2.10	743,101	18
October 9, 2013* through May 31, 2014	40.00	0.58	5.32	—	5.90	(0.31)	—	—	(0.31)	45.59	14.79	14.85	0.70	0.35	1.69	2.04	184,624	7
S&P MidCap 400 Dividend Aristocrats ETF
Year ended May 31, 2017	45.12	0.83	6.06	—	6.89	(0.66)	—	—	(0.66)	51.35	15.36	15.32	0.45	0.40	1.61	1.66	419,777	25
Year ended May 31, 2016	40.32	0.82	4.65	—	5.47	(0.67)	—	—	(0.67)	45.12	13.81	12.88	1.03	0.40	1.35	1.98	77,830	32
February 3, 2015* through May 31, 2015	40.00	0.24	0.18	—	0.42	(0.10)	—	—	(0.10)	40.32	1.07	1.99	2.88	0.40	(0.65)	1.83	7,056	7
Russell 2000 Dividend Growers ETF
Year ended May 31, 2017	44.78	0.94	8.31	—	9.25	(0.73)	—	—	(0.73)	53.30	20.75	20.70	0.46	0.40	1.77	1.82	410,391	26
Year ended May 31, 2016	39.43	0.88	5.22	—	6.10	(0.75)	—	—	(0.75)	44.78	15.71	15.39	0.91	0.40	1.60	2.11	85,089	14
February 3, 2015* through May 31, 2015	40.00	0.24	(0.67)	—	(0.43)	(0.14)	—	—	(0.14)	39.43	(1.09)	(0.74)	3.14	0.40	(0.83)	1.90	4,929	7

*  Commencement of investment operations.

See accompanying notes to the financial statements.

PROSHARES TRUST FINANCIAL HIGHLIGHTS :: 103

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE													RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS						DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)					SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)		Net realized and unrealized gains (losses) on investments	Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any		Net assets, end of period (000)	Portfolio turnover rate (c)(g)
MSCI EAFE Dividend Growers ETF
Year ended May 31, 2017	$35.79	$0.79		$1.42	$—	$2.21	$(0.87)	$—	$—	$(0.87)	$37.13	6.38%	7.43%	0.71%	0.50%	2.09%	2.30%		$61,262	35%
Year ended May 31, 2016	39.36	1.42	(k)	(4.26)	—	(2.84)	(0.73)	—	—	(0.73)	35.79	(7.23)	(8.43)	1.44	0.50	3.03 (k)	3.97	(k)	30,421	34
August 19, 2014* through May 31, 2015	40.00	1.02		(1.35)	—	(0.33)	(0.31)	—	—	(0.31)	39.36	(0.79)	0.06	2.01	0.50	1.89	3.40		11,808	24
MSCI Europe Dividend Growers ETF
Year ended May 31, 2017	38.78	0.84		2.23	—	3.07	(0.77)	—	—	(0.77)	41.08	8.13	7.81	0.99	0.55	1.82	2.26		9,244	34
September 9, 2015* through May 31, 2016	40.00	1.04	(l)	(1.94)	—	(0.90)	(0.32)	—	—	(0.32)	38.78	(2.22)	(1.53)	3.26	0.55	1.00 (l)	3.71	(l)	6,787	25
MSCI Emerging Markets Dividend Growers ETF
Year ended May 31, 2017	45.51	0.86		7.07	—	7.93	(1.26)	—	—	(1.26)	52.18	17.80	18.81	1.11	0.60	1.27	1.78		10,436	73
January 25, 2016* through May 31, 2016	40.00	0.29		5.33	—	5.62	(0.11)	—	—	(0.11)	45.51	14.05	13.77	3.64	0.60	(1.18)	1.86		7,965	12
Morningstar Alternatives Solution ETF
Year ended May 31, 2017	38.29	0.40		0.94	—	1.34	(0.45)	—	(0.01)	(0.46)	39.17	3.51	4.10	0.81	0.21	0.43	1.03		21,542	65
Year ended May 31, 2016	40.45	0.89		(2.21)	—	(1.32)	(0.84)	—	—	(0.84)	38.29	(3.25)	(3.78)	0.63	0.14	1.82	2.31		21,825	74
October 8, 2014* through May 31, 2015	40.00	0.21		0.44	—	0.65	(0.20)	—	—	(0.20)	40.45	1.62	1.66	1.18	0.16	(0.21)	0.82		23,458	34

*  Commencement of investment operations.
See accompanying notes to the financial statements.

104 :: FINANCIAL HIGHLIGHTS PROSHARES TRUST

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE													RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS						DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)					SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)		Net realized and unrealized gains (losses) on investments	Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any		Net assets, end of period (000)	Portfolio turnover rate (c)(g)
DJ Brookfield Global Infrastructure ETF
Year ended May 31, 2017	$39.16	$1.25		$3.81	$—	$5.06	$(1.08)	$—	$—	$(1.08)	$43.14	13.19%	13.97%	0.79%	0.45%	2.75%	3.09%		$42,060	23%
Year ended May 31, 2016	44.05	1.01		(4.06)	—	(3.05)	(1.41)	—	(0.43)	(1.84)	39.16	(6.68)	(7.67)	1.35	0.45	1.75	2.65		28,388	22
Year ended May 31, 2015	43.04	0.87		1.08 (i)	—	1.95	(0.94)	—	—	(0.94)	44.05	4.56	4.94	1.21	0.45	1.22	1.98		27,529	11
March 25, 2014* through May 31, 2014	40.00	0.20		2.84	—	3.04	—	—	—	—	43.04	7.59	7.70	5.91	0.45	(2.81)	2.64		4,304	—
Global Listed Private Equity ETF
Year ended May 31, 2017	38.00	3.04	(m)	3.87	—	6.91	(1.21)	—	(0.49)	(1.70)	43.21	18.83	18.49	1.87	0.60	6.50 (m)	7.77	(m)	11,882	34
Year ended May 31, 2016	42.13	2.13		(1.70)	—	0.43	(4.56)	—	—	(4.56)	38.00	1.57	2.27	1.90	0.60	4.21	5.51		9,499	21
Year ended May 31, 2015	44.25	1.59		(1.36)	—	0.23	(2.35)	—	—	(2.35)	42.13	0.79	0.60	1.93	0.60	2.53	3.86		14,746	18
Year ended May 31, 2014	40.82	1.59		6.27	—	7.86	(4.43)	—	—	(4.43)	44.25	20.03	20.20	2.94	0.60	1.36	3.69		6,638	19
February 26, 2013* through May 31, 2013	40.00	0.46		0.36	—	0.82	—	—	—	—	40.82	2.05	1.90	4.47	0.60	0.43	4.30		6,123	4

*  Commencement of investment operations.

See accompanying notes to the financial statements.

PROSHARES TRUST FINANCIAL HIGHLIGHTS :: 105

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE													RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS						DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments		Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
Large Cap Core Plus
Year ended May 31, 2017	$51.23	$0.88	$8.28		$—	$9.16	$(0.79)	$—	$—	$(0.79)	$59.60	18.04%	18.02%	0.71%	0.45%	1.33%	1.58%	$646,662	51%
Year ended May 31, 2016	50.91	0.85	0.32	(i)	—	1.17	(0.85)	—	—	(0.85)	51.23	2.38	2.27	0.97	0.45	1.21	1.74	390,651	57
Year ended May 31, 2015(n)	46.85	0.76	4.03		—	4.79	(0.73)	—	—	(0.73)	50.91	10.27	10.48	0.97	0.45	1.01	1.53	488,727	49
Year ended May 31, 2014(n)	38.48	0.66	8.33		—	8.99	(0.62)	—	—	(0.62)	46.85	23.59	23.42	1.01	0.45	1.00	1.56	299,853	67
Year ended May 31, 2013(n)	29.73	0.45	8.51		—	8.96	(0.21)	—	—	(0.21)	38.48	30.22	30.25	1.09	0.75	1.00	1.33	138,523	75
S&P 500® Ex-Energy ETF
Year ended May 31, 2017	43.32	0.83	7.10		—	7.93	(0.81)	—	—	(0.81)	50.44	18.49	18.78	0.27	0.27	1.81	1.81	6,305	4
September 22, 2015* through May 31, 2016	40.00	0.55	3.15		—	3.70	(0.38)	—	—	(0.38)	43.32	9.28	8.79	0.27	0.27	1.93	1.93	8,664	4

S&P 500® Ex-Financials ETF

Year ended May 31, 2017	43.36	0.83	6.32	—	7.15	(0.98)	—	—	(0.98)	49.53	16.71	18.15	0.27	0.27	1.84	1.84	1,238	8
September 22, 2015* through May 31, 2016	40.00	0.59	3.39	—	3.98	(0.62)	—	—	(0.62)	43.36	10.00	8.43	0.27	0.27	2.06	2.06	2,168	4

*  Commencement of investment operations.

See accompanying notes to the financial statements.

106 :: FINANCIAL HIGHLIGHTS PROSHARES TRUST

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE												RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS					DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
S&P 500® Ex-Health Care ETF
Year ended May 31, 2017	$43.51	$0.87	$7.09	$—	$7.96	$(1.03)	$—	$—	$(1.03)	$50.44	18.55%	19.80%	0.27%	0.27%	1.89%	1.89%	$1,261	9%
September 22, 2015* through May 31, 2016	40.00	0.62	3.54	—	4.16	(0.65)	—	—	(0.65)	43.51	10.45	8.61	0.27	0.27	2.16	2.16	2,175	5
S&P 500® Ex-Technology ETF
Year ended May 31, 2017	42.78	0.85	4.82	—	5.67	(0.95)	—	—	(0.95)	47.50	13.43	13.50	0.27	0.27	1.91	1.91	1,187	6
September 22, 2015* through May 31, 2016	40.00	0.58	2.81	—	3.39	(0.61)	—	—	(0.61)	42.78	8.54	8.70	0.27	0.27	2.06	2.06	3,208	5
Hedged FTSE Europe ETF
Year ended May 31, 2017	36.38	1.04	6.47	—	7.51	(1.77)	—	(0.02)	(1.79)	42.10	21.60	23.14	0.28	0.28	2.80	2.80	4,210	16
June 23, 2015* through May 31, 2016	40.00	0.91	(3.92)	0.01	(3.00)	(0.62)	—	—	(0.62)	36.38	(7.47)	(7.52)	0.29	0.29	2.68	2.68	5,457	48
Hedged FTSE Japan ETF
Year ended May 31, 2017	31.92	0.41	3.98	—	4.39	(6.69)	—	—	(6.69)	29.62	14.87	15.18	0.24	0.24	1.38	1.38	3,702	23
June 23, 2015* through May 31, 2016	40.00	0.60	(7.77)	—	(7.17)	(0.91)	—	—	(0.91)	31.92	(18.16)	(18.86)	0.25	0.25	1.86	1.86	4,788	36

*  Commencement of investment operations.

See accompanying notes to the financial statements.

PROSHARES TRUST FINANCIAL HIGHLIGHTS :: 107

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE												RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS					DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
High Yield-Interest Rate Hedged
Year ended May 31, 2017	$64.45	$3.75	$3.90	$0.08	$7.73	$(3.59)	$—	$—	$(3.59)	$68.59	12.29%	12.61%	0.61%	0.50%	5.49%	5.59%	$140,613	50%
Year ended May 31, 2016	73.42	3.95	(9.04)	0.05	(5.04)	(3.93)	—	—	(3.93)	64.45	(6.79)	(7.08)	0.85	0.50	5.63	5.98	88,617	51
Year ended May 31, 2015	79.52	3.97	(6.10)	0.10	(2.03)	(4.07)	—	—	(4.07)	73.42	(2.58)	(2.48)	0.81	0.50	4.92	5.24	128,488	82
Year ended May 31, 2014	79.27	4.15	(0.75)	0.56	3.96	(3.71)	—	—	(3.71)	79.52	5.15	3.98	0.98	0.50	4.75	5.23	147,103	36
May 21, 2013* through May 31, 2013	80.00	0.10	(0.83)	—	(0.73)	—	—	—	—	79.27	(0.91)	0.56	5.89	0.50	(0.95)	4.44	23,780	—	(j)
Investment Grade-Interest Rate Hedged
Year ended May 31, 2017	73.45	2.62	2.14	0.05	4.81	(2.51)	—	—	(2.51)	75.75	6.65	6.90	0.38	0.30	3.42	3.50	295,426	30
Year ended May 31, 2016	76.61	2.69	(3.20)	0.07	(0.44)	(2.72)	—	—	(2.72)	73.45	(0.48)	(0.76)	0.61	0.30	3.35	3.66	119,364	39
Year ended May 31, 2015	81.19	2.73	(4.87)	0.25	(1.89)	(2.69)	—	—	(2.69)	76.61	(2.38)	(2.74)	0.63	0.30	3.16	3.48	157,049	43
November 5, 2013* through May 31, 2014	80.00	1.68	0.57	0.33	2.58	(1.39)	—	—	(1.39)	81.19	3.24	4.04	0.89	0.30	3.07	3.66	81,188	17

*  Commencement of investment operations.

See accompanying notes to the financial statements.

108 :: FINANCIAL HIGHLIGHTS PROSHARES TRUST

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE												RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS					DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
Short Term USD Emerging Markets Bond ETF
Year ended May 31, 2017	$76.95	$2.89	$1.63	$—	$4.52	$(3.31)	$—	$—	$(3.31)	$78.16	6.03%	5.08%	2.09%	0.50%	2.13%	3.72%	$7,816	49%
Year ended May 31, 2016	76.69	4.90	0.56 (i)	—	5.46	(5.20)	—	—	(5.20)	76.95	7.44	8.50	2.81	0.50	4.10	6.41	3,847	52
Year ended May 31, 2015	81.65	3.69	(5.00)	—	(1.31)	(3.65)	—	—	(3.65)	76.69	(1.59)	(0.71)	1.77	0.50	3.45	4.71	7,669	106
November 19, 2013* through May 31, 2014	80.00	1.63	1.11	0.28	3.02	(1.37)	—	—	(1.37)	81.65	3.83	2.93	1.77	0.50	2.58	3.85	12,248	11
USD Covered Bond
Year ended May 31, 2017	101.69	1.55	(0.52)	—	1.03	(1.55)	—	—	(1.55)	101.17	1.02	2.30	2.30	0.35	(0.42)	1.53	6,576	48
Year ended May 31, 2016	101.76	1.42	(0.07)	—	1.35	(1.42)	—	—	(1.42)	101.69	1.35	2.81	2.64	0.35	(0.89)	1.41	6,610	81
Year ended May 31, 2015	101.74	1.04	0.01	0.03	1.08	(1.06)	—	—	(1.06)	101.76	1.06	(0.10)	2.53	0.35	(1.15)	1.03	6,615	153
Year ended May 31, 2014	101.70	0.93	0.05	—	0.98	(0.94)	—	—	(0.94)	101.74	0.97	1.03	2.57	0.35	(1.29)	0.92	6,613	83
Year ended May 31, 2013	100.17	0.96	1.53	—	2.49	(0.96)	—	—	(0.96)	101.70	2.49	1.46	1.01	0.35	0.29	0.95	6,611	24

*  Commencement of investment operations.

See accompanying notes to the financial statements.

PROSHARES TRUST FINANCIAL HIGHLIGHTS :: 109

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE												RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS					DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
German Sovereign/Sub-Sovereign ETF
Year ended May 31, 2017	$37.03	$(0.01)	$0.14	$—	$0.13	$—	$—	$—	$—	$37.16	0.33%	(1.45)%	3.96%	0.45%	(3.54)%	(0.03)%	$3,716	44%
Year ended May 31, 2016	35.89	0.09	1.11	—	1.20	(0.02)	—	(0.04)	(0.06)	37.03	3.37	4.86	4.62	0.45	(3.93)	0.24	3,703	40
Year ended May 31, 2015	43.18	0.16	(7.24)	—	(7.08)	(0.21)	—	—	(0.21)	35.89	(16.47)	(17.26)	3.49	0.45	(2.64)	0.41	3,589	45
Year ended May 31, 2014	41.15	0.26	2.48	—	2.74	(0.71)	—	—	(0.71)	43.18	6.72	5.98	4.10	0.45	(3.03)	0.61	4,318	120
Year ended May 31, 2013	39.55	0.37	1.79	—	2.16	(0.56)	—	—	(0.56)	41.15	5.47	4.99	2.89	0.45	(1.54)	0.90	4,115	82
Hedge Replication ETF
Year ended May 31, 2017	42.01	(0.19)	2.21	—	2.02	—	—	—	—	44.03	4.81	4.63	1.84	0.95	(1.33)	(0.45)	39,626	121
Year ended May 31, 2016	43.34	(0.27)	(1.06)	—	(1.33)	— (h)	—	—	— (h)	42.01	(3.06)	(2.99)	2.10	0.95	(1.79)	(0.64)	36,759	128
Year ended May 31, 2015	41.96	(0.27)	1.65	—	1.38	—	—	—	—	43.34	3.28	3.34	2.06	0.95	(1.74)	(0.63)	40,086	164
Year ended May 31, 2014	40.55	(0.26)	1.66	0.01	1.41	—	—	—	—	41.96	3.49	3.22	1.68	0.95	(1.36)	(0.63)	31,471	193
Year ended May 31, 2013	38.11	(0.15)	2.63	0.01	2.49	(0.05)	—	—	(0.05)	40.55	6.53	6.67	1.63	0.95	(1.06)	(0.38)	54,740	81

See accompanying notes to the financial statements.

110 :: FINANCIAL HIGHLIGHTS PROSHARES TRUST

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE												RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS					DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
Managed Futures Strategy ETF(1)
Year ended May 31, 2017	$39.77	$(0.16)	$1.48	$—	$1.32	$—	$—	$—	$—	$41.09	3.32%	2.96%	0.75%	0.75%	(0.41)%	(0.41)%	$5,137	—%
February 17, 2016* through May 31, 2016	40.00	(0.06)	(0.17)	—	(0.23)	—	—	—	—	39.77	(0.57)	(0.33)	0.76	0.76	(0.56)	(0.56)	5,966	—
Merger ETF
Year ended May 31, 2017	36.72	0.11	(0.89)	—	(0.78)	(0.27)	—	—	(0.27)	35.67	(2.13)	(1.54)	3.81	0.75	(2.77)	0.29	2,675	370
Year ended May 31, 2016	36.61	0.12	0.09	—	0.21	(0.10)	—	—	(0.10)	36.72	0.54	(0.71)	3.09	0.75	(2.01)	0.33	7,343	350
Year ended May 31, 2015	37.07	0.25	(0.49)	—	(0.24)	(0.22)	—	—	(0.22)	36.61	(0.63)	0.42	4.94	0.75	(3.50)	0.69	6,406	332
Year ended May 31, 2014	38.46	0.34	(0.77)	—	(0.43)	(0.96)	—	—	(0.96)	37.07	(1.16)	(1.30)	4.52	0.75	(2.85)	0.91	3,707	299
December 11, 2012* through May 31, 2013	40.00	0.33	(1.86)	—	(1.53)	(0.01)	—	—	(0.01)	38.46	(3.78)	(3.67)	4.26	0.75	(1.71)	1.81	5,769	274
RAFI® Long/Short
Year ended May 31, 2017	39.10	0.52	(1.26)	—	(0.74)	(0.47)	—	—	(0.47)	37.89	(1.94)	(1.81)	1.45	0.95	0.84	1.34	25,575	11
Year ended May 31, 2016	40.99	0.71	(1.82)	—	(1.11)	(0.78)	—	—	(0.78)	39.10	(2.70)	(2.53)	1.41	0.95	1.35	1.80	41,059	69
Year ended May 31, 2015	42.79	0.55	(1.77)	—	(1.22)	(0.58)	—	—	(0.58)	40.99	(2.86)	(3.19)	1.17	0.95	1.09	1.31	50,218	65
Year ended May 31, 2014	42.00	0.46	0.86	—	1.32	(0.53)	—	—	(0.53)	42.79	3.17	3.25	1.18	0.95	0.85	1.08	57,764	62
Year ended May 31, 2013	36.02	0.43	5.97	—	6.40	(0.42)	—	—	(0.42)	42.00	17.87	17.91	1.68	0.95	0.39	1.11	29,400	69

*  Commencement of investment operations.

(1)  Consolidated Financial Highlights.

See accompanying notes to the financial statements.

PROSHARES TRUST FINANCIAL HIGHLIGHTS :: 111

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE												RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS					DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
K-1 Free Crude Oil Strategy ETF(1)
September 26, 2016* through May 31, 2017	$20.00	$(0.04)	$(1.03)	$—	$(1.07)	$—	$—	$—	$—	$18.93	(5.33)%	(5.70)%	0.65%	0.65%	(0.31)%	(0.31)%	$2,840	—%
Inflation Expectations ETF
Year ended May 31, 2017	27.46	0.64	0.09 (i)	0.01	0.74	(0.39)	—	—	(0.39)	27.81	2.71	2.91	1.21	0.32	1.36	2.25	57,012	190
Year ended May 31, 2016	30.95	0.37	(3.35)	0.01	(2.97)	(0.52)	—	—	(0.52)	27.46	(9.60)	(9.47)	4.83	0.75	(2.80)	1.28	3,433	121
Year ended May 31, 2015	35.81	0.13	(4.55)	0.01	(4.41)	(0.41)	—	(0.04)	(0.45)	30.95	(12.49)	(12.52)	3.68	0.75	(2.52)	0.41	3,869	110
Year ended May 31, 2014	37.80	0.44	(2.09)	—	(1.65)	(0.34)	—	—	(0.34)	35.81	(4.40)	(3.01)	4.34	0.75	(2.39)	1.20	3,581	102
Year ended May 31, 2013	38.52	0.41	(0.46)	—	(0.05)	(0.67)	—	—	(0.67)	37.80	(0.16)	0.19	2.54	0.75	(0.75)	1.04	3,780	104
CDS Short North American HY Credit ETF
Year ended May 31, 2017	36.81	(0.07)	(4.13)	0.75	(3.45)	—	—	—	—	33.36	(9.35)	(8.82)	1.67	0.50	(1.37)	(0.20)	3,336	—
Year ended May 31, 2016	38.22	(0.15)	(1.27)	0.01	(1.41)	—	—	—	—	36.81	(3.73)	(3.52)	1.83	0.50	(1.73)	(0.40)	3,681	—
August 5, 2014* through May 31, 2015	40.00	(0.15)	(1.65)	0.02	(1.78)	—	—	—	—	38.22	(4.42)	(4.78)	1.45	0.50	(1.42)	(0.47)	7,644	—

*  Commencement of investment operations.

(1)  Consolidated Financial Highlights.

See accompanying notes to the financial statements.

112 :: FINANCIAL HIGHLIGHTS PROSHARES TRUST

ProShares Trust Notes to Financial Highlights:

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Includes transaction fees associated with the issuance and redemption of Creation Units.

(c)  Not annualized for periods less than one year.

(d)  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at net asset value. This percentage is not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the shares and the net asset value per share of the Fund.

(e)  Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at market value. Market value is determined by the composite closing price. Composite closing security price is defined as the last reported sale price from any primary listing market (e.g., NYSE and NASDAQ) or participating regional exchanges or markets. The composite closing price is the last reported sale price from any of the eligible sources, regardless of volume and not an average price and may have occurred on a date prior to the close of the reporting period. Market value may be greater or less than net asset value, depending on the Fund's closing price on the listing market.

(f)  Annualized for periods less than one year.

(g)  Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period. In-Kind transactions are not included in the portfolio turnover calculations.

(h)  Per share amount is less than $0.005.

(i)  The amount shown for a share outstanding throughout the period is not in accordance with the aggregate net realized and unrealized gain (loss) for that period because of the timing of sales and repurchases of the Fund shares in relation to fluctuating market value of the investments in the Fund.

(j)  Less than 0.5%.

(k)  Net investment income per share and the ratios of net investment income to average net assets include the positive impact of a nonrecurring corporate action during the period. The impact of this non-recurring corporate action was $0.47 and 1.32%, respectively.

(l)  Net investment income per share and the ratios of net investment income to average net assets include the positive impact of a nonrecurring corporate action during the period. The impact of this non-recurring corporate action was $0.36 and 1.28%, respectively.

(m)  Reflects a special dividend paid out during the period by one of the Fund's holdings. Had the Fund not received the special dividend, the net investment income (loss) per share would have been $1.81, the net investment income (loss) before expense reductions would have been 3.37% and the net investment income (loss) net of waivers ratio would have been 4.64%.

(n)  Per share amounts have been restated on a retroactive basis to reflect a 2:1 stock split effective May 20, 2015.

See accompanying notes to the financial statements.

PROSHARES TRUST FINANCIAL HIGHLIGHTS :: 113

NOTES TO FINANCIAL STATEMENTS

114 :: MAY 31, 2017 :: NOTES TO FINANCIAL STATEMENTS PROSHARES TRUST

1. Organization

ProShares Trust (the "Trust") is registered as an open-end management investment company under the Investment Company Act of 1940 ("1940 Act"). The Trust was formed as a Delaware statutory trust on May 29, 2002, has authorized capital of an unlimited number of shares at no par value and is comprised of 124 operational funds. These accompanying Notes to Financial Statements relate to the portfolios of the Trust included in this report (collectively, the "Funds" and individually, a "Fund"). Each Fund qualifies as an investment company as defined in the Financial Accounting Standards Codification Topic 946 — Financial Services — Investment Companies. Each Fund other than S&P 500 Dividend Aristocrats ETF, S&P MidCap 400 Dividend Aristocrats ETF, Russell 2000 Dividend Growers ETF, MSCI EAFE Dividend Growers ETF, MSCI Europe Dividend Growers ETF, MSCI Emerging Markets Dividend Growers ETF, DJ Brookfield Global Infrastructure ETF, S&P 500® Ex-Energy ETF, S&P 500® Ex-Financials ETF, S&P 500® Ex-Health Care ETF, S&P 500® Ex-Technology ETF, High Yield-Interest Rate Hedged, Investment Grade-Interest Rate Hedged and Short Term USD Emerging Markets Bond ETF, is a "non-diversified" series of the Trust pursuant to the 1940 Act.

The net asset value per share ("NAV") of each Fund, except as detailed below, is generally determined as of the close of the regular trading session of the exchange on which it is listed (ordinarily 4:00 p.m. Eastern Time) on each business day. The NAV of High Yield — Interest Rate Hedged, Investment Grade — Interest Rate Hedged, Short Term USD Emerging Markets Bond ETF, USD Covered Bond, Managed Futures Strategy ETF, Inflation Expectations ETF and CDS Short North American HY Credit ETF is generally determined at 3:00 p.m. (Eastern Time) on each business day. The NAV of K-1 Free Crude Oil Strategy ETF is generally determined at 2:30 p.m. (Eastern Time) on each business day. The NAV of each of Hedged FTSE Japan ETF, German Sovereign/Sub-Sovereign ETF, MSCI EAFE Dividend Growers ETF, MSCI Europe Dividend Growers ETF and Hedged FTSE Europe ETF is typically determined at 11:00 a.m., 11:15 a.m, 11:30 a.m., 11:30 a.m., 11:30 a.m. Eastern Time, respectively (these times may vary due to differences in when daylight savings time is effective between London and New York. The actual valuation times are 4:00 p.m., 4:15 p.m., 4:30 p.m., 4:30 p.m. and 4:30 p.m., respectively, London Time) on days where the NYSE Arca is open for trading.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by each Fund in preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts. The actual results could differ from those estimates.

Investment Company Modernization

In October 2016, the Securities and Exchange Commission ("SEC") released its Final Rules on Investment Company Reporting Modernization (the "Rules"). The Rules which introduce two new regulatory reporting forms for investment companies — Form N-PORT and Form N-CEN — also contain amendments to Regulation S-X which re-

quire standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The Regulation S-X amendments have a compliance date of August 1, 2017, and will be first reflected in the Funds' filing of Form N-Q for the period ending August 31, 2017. The Funds' compliance date for Form N-PORT is June 1, 2018, and the Funds will make their initial filing on Form N-PORT for the period ending June 30, 2018. The Funds' compliance date for Form N-CEN is June 1, 2018, and the Funds will make their initial filing on Form N-CEN for the period ending May 31, 2019. Management is currently evaluating the impact of the amendments on the Funds' financial statements. The adoption will have no effect on the Funds' net assets or results of operations.

Investment Valuation

The Funds record their investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The securities in the portfolio of a Fund that are listed or traded on a stock exchange or the NASDAQ Stock Market, except as otherwise noted, are generally valued at the closing price, if available, or the last sale price on the exchange or system where the security is principally traded, generally using information provided by a third party pricing service, or market quotations. These valuations are typically categorized as Level 1 in the fair value hierarchy described below. If there have been no sales for that day on the exchange or system where the security is principally traded, then fair value may be determined with reference to the last sale price, or the closing price, if applicable, on any other exchange or system. If there have been no sales of the security for that day on any exchange or system, the security will be valued in accordance with procedures approved by the Trust's Board of Trustees (the "Board").

Exchange traded funds held by Morningstar Alternatives Solution ETF are valued at the mean of the closing composite bid/ask spread, and will typically be categorized as Level 2 in the fair value hierarchy. Exchange traded funds held by other Funds are generally valued at the closing price, if available, or the last sale price as described above, and are typically categorized as Level 1 in the fair value hierarchy.

Securities regularly traded in the over-the-counter ("OTC") markets, including securities listed on an exchange but that are primarily traded OTC, other than those traded on the NASDAQ Stock Market, are valued on the basis of the mean between the bid and asked quotes furnished by primary market makers for those instruments. Fixed-income securities are valued according to prices as furnished by an independent pricing service, generally at the mean of the bid and asked quotes for U.S. Treasury securities and at the bid or evaluated bid price for Sovereign, Sub-Sovereign and Quasi-Sovereign bonds, corporate bonds and Covered Bonds. Fixed-income securities maturing in sixty days or less may also be valued at amortized cost, which approximates fair value. Centrally cleared index-based swaps are generally valued at the mean between the bid and asked prices as furnished by an independent pricing service. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

Index futures contracts are generally valued at their last sale price prior to the time at which the NAV of a Fund is determined. Equity, bond, commodity and currency futures contracts are generally valued at the

PROSHARES TRUST NOTES TO FINANCIAL STATEMENTS :: MAY 31, 2017 :: 115

official futures settlement price. These valuations are typically categorized as Level 1 in the fair value hierarchy. If there was no sale on that day, fair valuation procedures as described below may be applied. Non-exchange traded derivatives (e.g. non-exchange traded swap agreements) are generally valued using independent sources and/or agreement with counterparties or other procedures approved by the Board and are typically categorized as Level 2 in the fair value hierarchy.

When ProShare Advisors LLC (the "Advisor") determines that the price of a security is not readily available or deemed unreliable (e.g., an approved pricing service does not provide a price, a furnished price is in error, certain prices become stale, or an event occurs that materially affects the furnished price), the Advisor may in good faith establish a fair value for that security in accordance with procedures established by and under the general supervision and responsibility of the Board. Fair value pricing may require subjective determinations about the value of a security. While the Trust's policy is intended to result in a calculation of a Fund's NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Advisor or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements. Depending on the source and relevant significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy.

The Funds disclose the fair value of their investments in a hierarchy that distinguishes between: (1) market participant assumptions which are developed based on market data obtained from sources independent of the Funds (observable inputs) and (2) the Funds' own assumptions about market participant assumptions which are developed based on the best information available under the circumstances (unobservable inputs). The three levels defined by the hierarchy are as follows:

•  Level 1 — Quoted prices in active markets for identical assets.

•  Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

•  Level 3 — Significant unobservable inputs (including assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, short-term debt securities maturing in sixty days or less may be valued at amortized cost. Generally, amortized cost approximates the current fair value of a security, but since the valuation is not obtained from a quoted price in an active market, such securities are reflected as Level 2. Fair value measurements may also require additional disclosure when the volume and level of activity for the asset or liability have significantly decreased, as well as when circumstances indicate that a transaction is not orderly. The Funds disclose transfers between levels based on valuations at the end of the reporting period. There were no transfers between Level 1 and 3, or Level 2 and 3 as of May 31, 2017, based on levels assigned to securities on May 31, 2016. Transfers between Level 1 and 2 are included in a summary of the valuations below.

The following is a summary of the valuations as of May 31, 2017, for each Fund based upon the three levels defined above:

Please refer to the Schedules of Portfolio Investments to view equity and debt securities segregated by industry type.

	LEVEL 1 — Quoted Prices			LEVEL 2 — Other Significant Observable Inputs								Total
	Common Stocks/ Shares of Beneficial Interest	Rights/ Warrants	Futures Contracts*	Common Stocks/ Shares of Beneficial Interest	Rights/ Warrants	U.S. Treasury Obligations	Corporate Bonds	Foreign Government Securities	Repurchase Agreements	Swap Agreements*	Forward Currency Contracts*	Investment Securities, including Repurchase Agreements	Other Financial Instruments, including Futures Contracts, Swap Agreements, and Forward Currency Contracts*
S&P 500 Dividend Aristocrats ETF	$3,002,389,102	—	—	—	—	—	—	—	$44,332	—	—	$3,002,433,434	—
S&P MidCap 400 Dividend Aristocrats ETF	418,975,395	—	—	—	—	—	—	—	241,538	—	—	419,216,933	—
Russell 2000 Dividend Growers ETF	409,537,279	—	—	—	—	—	—	—	282,955	—	—	409,820,234	—
MSCI EAFE Dividend Growers ETF	60,998,701	—	—	—	—	—	—	—	82,435	—	—	61,081,136	—
MSCI Europe Dividend Growers ETF	9,206,835	—	—	—	—	—	—	—	7,858	—	—	9,214,693	—

116 :: MAY 31, 2017 :: NOTES TO FINANCIAL STATEMENTS PROSHARES TRUST

	LEVEL 1 — Quoted Prices			LEVEL 2 — Other Significant Observable Inputs										Total
	Common Stocks/ Shares of Beneficial Interest	Rights/ Warrants	Futures Contracts*	Common Stocks/ Shares of Beneficial Interest		Rights/ Warrants		U.S. Treasury Obligations	Corporate Bonds	Foreign Government Securities	Repurchase Agreements	Swap Agreements*	Forward Currency Contracts*	Investment Securities, including Repurchase Agreements	Other Financial Instruments, including Futures Contracts, Swap Agreements, and Forward Currency Contracts*
MSCI Emerging Markets Dividend Growers ETF	$10,230,777	—	—	$161,425	(1)	—		—	—	—	$51,648	—	—	$10,443,850	—
Morningstar Alternatives Solution ETF	—	—	—	21,537,793		—		—	—	—	44,448	—	—	21,582,241	—
DJ Brookfield Global Infrastructure ETF	41,849,461	—	—	—		—		—	—	—	29,192	—	—	41,878,653	—
Global Listed Private Equity ETF	11,813,438	—	—	—		—	#	—	—	—	38,475	—	—	11,851,913	—
Large Cap Core Plus	614,201,389	—	—	—		—		—	—	—	16,963,251	$12,430,634	—	631,164,640	$12,430,634
S&P 500® Ex-Energy ETF	6,274,301	—	—	—		—		—	—	—	20,493	—	—	6,294,794	—
S&P 500® Ex-Financials ETF	1,232,122	—	—	—		—		—	—	—	3,683	—	—	1,235,805	—
S&P 500® Ex-Health Care ETF	1,256,031	—	—	—		—		—	—	—	2,734	—	—	1,258,765	—
S&P 500® Ex- Technology ETF	1,180,916	—	—	—		—		—	—	—	4,077	—	—	1,184,993	—
Hedged FTSE Europe ETF	4,221,736	—	—	71		—		—	—	—	3,617	—	$(80,471)	4,225,424	(80,471)
Hedged FTSE Japan ETF	3,710,334	—	—	—		—		—	—	—	—	—	(25,330)	3,710,334	(25,330)
High Yield- Interest Rate Hedged	—	—	$(69,631)	—		—		—	$135,374,575	—	2,261,736	—	—	137,636,311	(69,631)
Investment Grade- Interest Rate Hedged	—	—	(512,887)	—		—		—	283,527,362	—	1,265,688	—	—	284,793,050	(512,887)
Short Term USD Emerging Markets Bond ETF	—	—	—	—		—		—	1,907,362	$5,762,410	57,548	—	—	7,727,320	—
USD Covered Bond	—	—	—	—		—		—	6,497,609	—	55,450	—	—	6,553,059	—
German Sovereign/ Sub- Sovereign ETF	—	—	—	—		—		—	1,266,814	2,413,552	2,400	—	—	3,682,766	—
Hedge Replication ETF	4,678,362	—	(212,925)	—		$457		$27,210,365	—	—	3,450,927	2,597,481	—	35,340,111	2,384,556
Managed Futures Strategy ETF	—	—	97,586	—		—		—	—	—	4,371,004	—	—	4,371,004	97,586
Merger ETF	2,672,204	—	—	—		5,436		—	—	—	202,070	(413,369)	(5,309)	2,879,710	(418,678)

PROSHARES TRUST NOTES TO FINANCIAL STATEMENTS :: MAY 31, 2017 :: 117

	LEVEL 1 — Quoted Prices			LEVEL 2 — Other Significant Observable Inputs								Total
	Common Stocks/ Shares of Beneficial Interest	Rights/ Warrants	Futures Contracts*	Common Stocks/ Shares of Beneficial Interest	Rights/ Warrants	U.S. Treasury Obligations	Corporate Bonds	Foreign Government Securities	Repurchase Agreements	Swap Agreements*	Forward Currency Contracts*	Investment Securities, including Repurchase Agreements	Other Financial Instruments, including Futures Contracts, Swap Agreements, and Forward Currency Contracts*
RAFI® Long/ Short	$24,426,465	—	—	—	—	—	—	—	$5,132,878	$(4,222,833)	—	$29,559,343	$(4,222,833)
K-1 Free Crude Oil Strategy ETF	—	—	$64,361	—	—	—	—	—	2,297,523	—	—	2,297,523	64,361
Inflation Expectations ETF	—	—	—	—	—	$48,332,069	—	—	9,519,393	(2,114,181)	—	57,851,462	(2,114,181)
CDS Short North American HY Credit ETF	—	—	—	—	—	—	—	—	3,245,920	(258,219)	—	3,245,920	(258,219)

*  These investments are recorded in the financial statements at the unrealized gain or loss on the investment.

#  Value is $0.

(1)  Common Stocks (Bangkok Dusit Medical Services PCL, Class F) transferred from Level 1 to Level 2 during the period due to the use of 'local shares' as a valuation proxy for the 'foreign shares' held by MSCI Emerging Markets Dividend Growers ETF.

Foreign Currency Translation

Each Fund's accounting records are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency exchange contracts are translated into U.S. dollars as of the close of London world markets except that such translations with respect to the MSCI Emerging Markets Dividend Growers ETF, DJ Brookfield Global Infrastructure ETF, Global Listed Private Equity ETF and Merger ETF each utilize the last quoted New York rates prior to 4:00 p.m. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Repurchase Agreements

Each of the Funds may enter into repurchase agreements. Repurchase agreements are primarily used by the Funds as short-term investments for cash positions. Under a repurchase agreement, a Fund purchases one or more debt securities and simultaneously agrees to sell those securities back to the seller at a mutually agreed-upon future price and date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon market interest rate during the purchaser's holding period. While the maturities of the underlying securities in repurchase transactions may be more than one year, the term of each repurchase agreement will always be less than one year. The Funds follow certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions generally with major global financial institutions whose creditworthiness is continuously monitored by the Advisor. In addition, the value of the collateral underlying the repurchase agreement is required to be at least equal to the repurchase price, including any accrued interest income earned on the repurchase agreement. The Funds may invest in repurchase agreements jointly; in such cases, each Fund holds a pro rata share of the collateral and interest income based upon the dollar amount of the repurchase agreements entered into by each Fund. The collateral underlying the repurchase agreement is held by the Fund's custodian. A repurchase agreement is subject to the risk that the counterparty to the repurchase agreement that sells the securities may default on its obligation to repurchase them. In this circumstance, a Fund may lose money because it may not be able to sell the securities at the agreed upon time and price, the securities may lose value before they can be sold, the selling institution may declare bankruptcy or the Fund may have difficulty exercising rights to the collateral. During periods of high demand for repurchase agreements, the Funds may be unable to invest available cash in these instruments to the extent desired by the Advisor.

On May 31, 2017, the Funds had undivided interest in joint repurchase agreements with the following counterparties, for the time periods and rates indicated. Amounts shown in the table below represent Principal Amount, Cost and Value for each respective repurchase agreement.

Fund Name	BNP Paribas Securities Corp., 0.60%, dated 05/31/17 due 06/01/17 (1)	BNP Paribas Securities Corp., 0.81%, dated 05/31/17 due 06/01/17 (2)	Credit Suisse Securities (USA) LLC, 0.80%, dated 05/31/17 due 06/01/17 (3)	ING Financial Markets LLC, 0.79%, dated 05/31/17 due 06/01/17 (4)	Merrill Lynch, Pierce, Fenner & Smith, Inc., 0.80%, dated 05/31/17 due 06/01/17 (5)	Total
S&P 500 Dividend Aristocrats ETF	$1,398	$11,186	$637	$16,080	$15,031	$44,332
S&P MidCap 400 Dividend Aristocrats ETF	7,619	60,945	3,470	87,609	81,895	241,538
Russell 2000 Dividend Growers ETF	8,924	71,396	4,066	102,631	95,938	282,955
MSCI EAFE Dividend Growers ETF	2,600	20,800	1,184	29,900	27,951	82,435
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Fund Name	BNP Paribas Securities Corp., 0.60%, dated 05/31/17 due 06/01/17 (1)	BNP Paribas Securities Corp., 0.81%, dated 05/31/17 due 06/01/17 (2)	Credit Suisse Securities (USA) LLC, 0.80%, dated 05/31/17 due 06/01/17 (3)	ING Financial Markets LLC, 0.79%, dated 05/31/17 due 06/01/17 (4)	Merrill Lynch, Pierce, Fenner & Smith, Inc., 0.80%, dated 05/31/17 due 06/01/17 (5)	Total
MSCI Europe Dividend Growers ETF	$248	$1,983	$113	$2,850	$2,664	$7,858
MSCI Emerging Markets Dividend Growers ETF	1,630	13,032	742	18,733	17,511	51,648
Morningstar Alternatives Solution ETF	1,402	11,215	639	16,122	15,070	44,448
DJ Brookfield Global Infrastructure ETF	921	7,366	419	10,588	9,898	29,192
Global Listed Private Equity ETF	1,214	9,708	553	13,956	13,044	38,475
Large Cap Core Plus	535,025	4,280,197	243,729	6,152,784	5,751,516	16,963,251
S&P 500® Ex-Energy ETF	646	5,171	294	7,433	6,949	20,493
S&P 500® Ex-Financials ETF	116	929	53	1,336	1,249	3,683
S&P 500® Ex-Health Care ETF	86	690	39	991	928	2,734
S&P 500® Ex-Technology ETF	129	1,028	59	1,479	1,382	4,077
Hedged FTSE Europe ETF	114	913	52	1,312	1,226	3,617
High Yield-Interest Rate Hedged	71,336	570,685	32,497	820,360	766,858	2,261,736
Investment Grade-Interest Rate Hedged	39,920	319,361	18,186	459,081	429,140	1,265,688
Short Term USD Emerging Markets Bond ETF	1,815	14,521	827	20,874	19,511	57,548
USD Covered Bond	1,749	13,991	797	20,112	18,801	55,450
German Sovereign/Sub-Sovereign ETF	76	606	34	871	813	2,400
Hedge Replication ETF	108,843	870,744	49,583	1,251,695	1,170,062	3,450,927
Managed Futures Strategy ETF	137,863	1,102,899	62,803	1,585,418	1,482,021	4,371,004
Merger ETF	6,373	50,987	2,903	73,293	68,514	202,070
RAFI® Long/Short	161,892	1,295,137	73,750	1,861,759	1,740,340	5,132,878
K-1 Free Crude Oil Strategy ETF	72,465	579,715	33,011	833,340	778,992	2,297,523
Inflation Expectations ETF	300,244	2,401,950	136,775	3,452,803	3,227,621	9,519,393
CDS Short North American HY Credit ETF	102,377	819,016	46,638	1,177,336	1,100,553	3,245,920
	$1,567,025	$12,536,171	$713,853	$18,020,746	$16,845,478	$49,683,273

Each Repurchase Agreement was fully collateralized by U.S. government and/or agency securities at May 31, 2017 as follows:

(1)  U.S. Treasury Bond, 2.88%, due 11/15/46, which had an aggregate value at the Trust level of $102,000,060.

(2)  U.S. Treasury Bonds, 0%, due 02/15/19 to 02/15/27; U.S. Treasury Notes, 0.13% to 1.63%, due 04/30/18 to 01/15/23, which had an aggregate value at the Trust level of $816,000,000.

(3)  U.S. Treasury Bonds, 0.88% to 3.38%, due 04/15/32 to 02/15/47, which had an aggregate value at the Trust level of $46,471,035.

(4)  Federal Home Loan Bank, 1.13% to 4.88%, due 09/08/17 to 06/21/19; Federal Home Loan Mortgage Corp., 1.05% to 2.38%, due 07/27/18 to 01/13/22; Federal National Mortgage Association, 1.13% to 5.36%, due 11/24/17 to 10/28/20; U.S. Treasury Bills, 0%, due 10/05/17 to 10/12/17; U.S. Treasury Bond, 1.38%, due 02/15/44; U.S. Treasury Notes, 0.63% to 2.13%, due 08/31/17 to 12/31/2022, which had an aggregate value at the Trust level of $1,173,007,649.

(5)  U.S. Treasury Bonds, 3.13% to 3.38%, due 02/15/43 to 05/15/44; U.S. Treasury Notes, 0.13% to 1.38%, due 04/15/20 to 05/31/21, which had an aggregate value at the Trust level of $1,096,761,039.

Equity Securities

Certain Funds may invest in equity securities, including in shares of foreign or U.S. common stock, Real Estate Investment Trusts, Depositary Receipts, and shares of other Investment Companies, including other exchange-traded funds ("ETFs").

Real Estate Investment Trusts ("REITs") and Business Development Companies ("BDCs")

REITs and BDCs report information on the source of their distributions annually. A portion of distributions received from REITs and BDCs during the period is estimated to be dividend income, realized gain or return of capital. These estimates are adjusted when the actual source of distributions is disclosed by the REITs and BDCs.

Debt Instruments

Certain Funds may invest in debt instruments, including U.S. government securities; foreign sovereign, sub-sovereign, quasi-sovereign and supranational; Covered Bonds, and foreign and U.S. investment grade corporate debt securities. Additionally, certain Funds may invest in lower rated and unrated corporate debt securities, primarily high yield bonds, that are rated below "investment grade" by Moody's, Standard and Poor's and/or Fitch, Inc.

Covered Bonds

USD Covered Bond principally invests in Covered Bonds — debt instruments that are issued by a financial institution and backed by both the issuing institution and a segregated pool of financial assets (a "cover pool"), typically mortgages (e.g., residential, commercial and/or ship

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mortgages) or, in certain cases, public-sector loans, which are loans made to national, regional and local authorities to fund public-sector lending (e.g., loans that support public investment and infrastructure projects). In addition, the pool of financial assets may include cash or cash equivalents. A Covered Bond may lose value if the credit rating of the issuing institution is downgraded or the quality of the assets in the cover pool deteriorates.

Sovereign/Sub-Sovereign/Quasi-Sovereign Debt Securities

German Sovereign/Sub-Sovereign ETF principally invests in fixed-rate debt securities of the Federal Republic of Germany as well as local governments and entities or agencies guaranteed by various German governments' issuers. Short Term USD Emerging Markets Bond ETF principally invests in USD-denominated Emerging Market bonds that have less than or equal to five years remaining to maturity that are issued by Emerging Market sovereign governments, non-sovereign government agencies and entities, and corporations with significant government ownership. These types of debt securities are typically general obligations of the issuer and are typically guaranteed by such issuer. Despite this guarantee, such debt securities are subject to default, restructuring or changes to the terms of the debt to the detriment of security holders. Also, due to demand from other investors, certain types of these debt securities may be less accessible to the capital markets and may be difficult for the Fund to source.

U.S. Treasury Inflation-Protected Securities

U.S. Treasury Inflation-Protected Securities ("TIPs") are inflation-protected public obligations of the U.S. Treasury. Inflation-protected bonds are fixed-income securities whose interest and principal payments are periodically adjusted for inflation. As the index measuring inflation changes, the interest and principal payments of inflation-protected bonds will be adjusted accordingly. Because of the inflation-adjustment feature, inflation-protected bonds typically have lower yields than conventional fixed rate bonds.

Accounting for Derivatives Instruments

In seeking to achieve the investment objectives of Funds whose objective is tied to an index or benchmark, the Advisor uses a passive or mathematical approach to investing. Using this approach, the Advisor determines the type, quantity and mix of investment positions, including derivative positions, that a Fund should hold to approximate, on a daily basis, the corresponding performance, of its index, as appropriate, based upon each Fund's investment objective. CDS Short North American HY Credit ETF, which is actively managed, seeks to provide inverse exposure to the credit of North American high yield debt issuers, primarily through investing in a portfolio of credit derivatives. Managed Futures Strategy ETF also actively managed, seeks to provide positive returns that are not directly correlated to broad equity or fixed income markets, primarily by gaining exposure to derivative instruments by investing in Cayman subsidiaries that invest in commodity futures contracts. K-1 Free Crude Oil Strategy ETF seeks to provide total return through actively managed exposure to the West Texas Intermediate crude oil futures markets, primarily by gaining exposure to derivative instruments by investing in Cayman subsidiaries that invest in commodity futures contracts.

In connection with its management of certain series of the Trust included in this report (Managed Futures Strategy ETF and K-1 Free Crude Oil Strategy ETF (the "Commodity Pools")), the Advisor has registered as a commodity pool operator (a "CPO") and the Commodity Pools are commodity pools under the Commodity Exchange Act (the "CEA"). Accordingly, the Advisor is subject to registration and regulation as a CPO under the CEA, and must comply with various regulatory requirements under the CEA and the rules and regulations of the Commodity Futures Trading Commission ("CFTC") and the National Futures Association ("NFA"), including investor protection requirements, antifraud provisions, disclosure requirements and reporting and record keeping requirements. The Advisor is also subject to periodic inspections and audits by the CFTC and NFA. Compliance with these regulatory requirements could adversely affect the Commodity Pools' total return. In this regard, any further amendment to the CEA or its related regulations that subject the Advisor or the Commodity Pools to additional regulation may have adverse impacts on the Commodity Pools' operations and expenses.

All open derivative positions at period end are reflected on each respective Fund's Schedule of Portfolio Investments. Certain Funds utilized a varying level of derivative instruments in conjunction with investment securities in seeking to meet their investment objective during the period. While the volume of open positions may vary on a daily basis as each Fund transacts derivative contracts in order to achieve the appropriate exposure to meet its investment objective, with the exception of the Funds listed below, the volume of these open positions relative to the net assets of each respective Fund at the date of this report is generally representative of open positions throughout the reporting period.

Average quarterly exposure to derivatives (notional amounts in comparison to net assets)
Hedge Replication ETF	34%
Managed Futures Strategy ETF	35%
Merger ETF	65%
Inflation Expectations ETF	15% Long/(129)% Short

For financial reporting purposes, the Trust can offset financial assets and financial liabilities that are subject to master netting arrangements or similar agreements in the Statement of Assets and Liabilities. Funds holding forward currency contracts and/or non-exchange traded swap agreements present the gross amounts of these assets and liabilities on their Schedule of Portfolio Investments. Information concerning the value of and amounts due under Repurchase Agreement transactions may be found on each Fund's Schedule of Portfolio Investments. Information concerning the counterparties to each Repurchase Agreement and levels of collateralization may be found above, under the caption "Repurchase Agreements."

Following is a description of how and why the Funds use derivative instruments, the types of derivatives utilized by the Funds during the reporting period, as well as the primary underlying risk exposures related to each instrument type.

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Futures Contracts

Each Fund other than USD Covered Bond and German Sovereign/Sub-Sovereign ETF may purchase or sell futures contracts and options thereon as a substitute for a comparable market position in the underlying securities or to satisfy regulatory requirements. A physical-settlement futures contract generally obligates the seller to deliver (and the purchaser to take delivery of) the specified asset on the expiration date of the contract. A cash-settled futures contract obligates the seller to deliver (and the purchaser to accept) an amount of cash equal to a specific dollar amount (the contract multiplier) multiplied by the difference between the final settlement price of a specific futures contract and the price at which the agreement is made. No physical delivery of the underlying asset is made.

The Funds generally engage in closing or offsetting transactions before final settlement of a futures contract, wherein a second identical futures contract is sold to offset a long position (or bought to offset a short position). In such cases, the obligation is to deliver (or take delivery of) cash equal to a specific dollar amount (the contract multiplier) multiplied by the difference between the price of the offsetting transaction and the price at which the original contract was entered into. If the original position entered into is a long position (futures contract purchased) there will be a gain (loss) if the offsetting sell transaction is carried out at a higher (lower) price, inclusive of commissions. If the original position entered into is a short position (futures contract sold) there will be a gain (loss) if the offsetting buy transaction is carried out at a lower (higher) price, inclusive of commissions.

Whether a Fund realizes a gain or loss from futures activities depends generally upon movements in the underlying currency, commodity, security or index. The extent of the Fund's loss from an unhedged short position in futures contracts or from writing options on futures contracts is potentially unlimited and investors may lose the amount that they invest plus any profits recognized on their investment. Each Fund will engage in transactions in futures contracts and related options that are traded on a U.S. exchange or board of trade or that have been approved for sale in the U.S. by the CFTC.

Upon entering into a futures contract, each Fund will be required to deposit with the broker an amount of cash or cash equivalents in the range of approximately 5% to 10% of the contract amount for equity, index and commodity futures and in the range of approximately 1% to 3% of the contract amount for bond and currency futures (these amounts are subject to change by the exchange on which the contract is traded). This amount, known as "initial margin," is in the nature of a performance bond or good faith deposit on the contract and is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, known as "variation margin," to and from the broker will be made as the price of the index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." At any time prior to expiration of a futures contract, a Fund may elect to close its position by taking an opposite position, which will operate to terminate the Fund's existing position in the contract.

The primary risks associated with the use of futures contracts are imperfect correlation between movements in the price of the futures and the market value of the underlying assets, and the possibility of an illiquid market for a futures contract. Although each Fund intends to sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit, or trading may be suspended for specified periods during the day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting a Fund to substantial losses. If trading is not possible, or if a Fund determines not to close a futures position in anticipation of adverse price movements, the Fund will be required to make daily cash payments of variation margin. The risk that the Fund will be unable to close out a futures position will be minimized by entering into such transactions on a national exchange with an active and liquid secondary market. In addition, although the counterparty to a futures contract is often a clearing organization, backed by a group of financial institutions, there may be instances in which the counterparty could fail to perform its obligations, causing significant losses to a Fund.

Forward Currency Contracts

Each Fund other than USD Covered Bond and German Sovereign/Sub-Sovereign ETF may invest in forward currency contracts for investment or risk management purposes. A forward currency contract is an obligation to buy or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into on the interbank market conducted directly between currency traders (usually large commercial banks) and their customers.

At or before the maturity of a forward currency contract, the Funds may either sell a portfolio security and make delivery of the currency, or retain the security and terminate its contractual obligation to deliver the currency by buying an "offsetting" contract obligating them to buy, on the same maturity date, the same amount of the currency. If the Fund engages in an offsetting transaction, it may later enter into a new forward currency contract to sell the currency.

If the Funds engage in offsetting transactions, the Funds will incur a gain or loss, to the extent that there has been movement in forward currency contract prices. If forward prices go down during the period between the date a Fund enters into a forward currency contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to buy. If forward prices go up, the Fund will suffer a loss to the extent the price of the currency it has agreed to buy exceeds the price of the currency it has agreed to sell.

PROSHARES TRUST NOTES TO FINANCIAL STATEMENTS :: MAY 31, 2017 :: 121

Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollars without the delivery of foreign currency.

Swap Agreements

Each Fund other than USD Covered Bond may enter into swap agreements to gain exposure to an underlying asset without actually purchasing such asset (or shorting such asset), or to hedge a position including in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. In a standard "swap" transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on a particular pre-determined investment or instrument. The gross return to be exchanged or "swapped" between the parties is calculated with respect to a "notional amount," e.g., the return on or increase in value of a particular dollar amount invested in a "basket" of securities or an ETF representing a particular index or group of securities. Most swap agreements entered into by a Fund (but generally not credit default swaps) calculate and settle the obligations of the parties to the agreement on a "net basis" with a single payment. Consequently, a Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). When investing in swap agreements, the Funds may hold or gain exposure to only a representative sample of the securities in an index, or to a component of the index.

On a typical long swap, the counterparty will generally agree to pay the Fund the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular underlying assets (e.g., an ETF, or securities comprising a benchmark), plus any dividends or interest that would have been received on those assets. The Fund will agree to pay to the counterparty a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such assets plus, in certain circumstances, commissions or trading spreads on the notional amount. Therefore, the return to the Fund on a long swap agreement should be the gain or loss on the notional amount plus dividends or interest on the assets less the interest paid by the Fund on the notional amount. As a trading technique, the Advisor may substitute physical securities with a swap agreement having investment characteristics substantially similar to the underlying securities.

Some Funds may also enter into swap agreements that provide the opposite return of their benchmark or a security. Their operations are similar to those of the swaps disclosed above except that the counterparty pays interest to each Fund on the notional amount outstanding and that dividends or interest on the underlying instruments reduce the value of the swap, plus, in certain instances, each Fund will agree to pay to the counterparty commissions or trading spreads on the notional amount. These amounts are netted with any unrealized gain or loss to determine the value of the swap.

CDS Short North American HY Credit ETF Fund primarily invests in centrally cleared (as opposed to the non-exchange traded swaps described above), index-based credit default swaps ("CDS") that provide credit exposure through a single trade to a basket of reference entities. In the case of a CDS, the agreement will reference one or more debt securities or reference entities. The protection "buyer" in a credit default contract is generally obligated to pay the protection "seller" an upfront or a periodic stream of payments over the term of the contract until a credit event, such as a default, on a reference entity has occurred. If a credit event occurs, the seller generally must pay the buyer: a) the full notional value of the swap; or b) the difference between the notional value of the defaulted reference entity and the recovery price/rate for the defaulted reference entity. CDS are designed to reflect changes in credit quality, including events of default. The CDS Short North American HY Credit ETF will normally be a "buyer" of credit protection on North American high yield debt issuers through index-based CDS.

A Fund's current obligations under most swap agreements (total return swaps, equity/index swaps, interest rate swaps) will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating or earmarking cash and/or securities determined to be liquid, but typically no payments will be made until the settlement date. In connection with CDS in which a Fund is a "buyer", the Fund will segregate or earmark cash or assets determined to be liquid by the Advisor, with a value at least equal to the Fund's maximum potential exposure under the swap (e.g., any accrued but unpaid net amounts owed by the Fund to any clearing house counterparty). In connection with CDS in which a Fund is a "seller", however, the Fund will segregate or earmark cash or assets determined to be liquid by the Advisor, with a value at least equal to the full notional amount of the swap (minus any variation margin or amounts owed to the Fund under an offsetting cleared transaction). This segregation or earmarking is intended to ensure that a Fund has assets available to satisfy its potential obligations with respect to the transaction.

A Fund will not enter into non-exchange traded swap agreements unless the Advisor believes that the counterparty to the transaction is creditworthy. The counterparty to a non-exchange traded swap agreement will typically be a major global financial institution. A Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. If such a default occurs, a Fund will have contractual remedies pursuant to the swap agreements, but such remedies may be subject to bankruptcy and insolvency laws that could affect the Fund's rights as a creditor.

The counterparty risk for centrally cleared swaps is generally lower than for non-exchange traded, over-the-counter swaps because generally a clearing organization becomes substituted for each counterparty to a centrally cleared swap agreement and, in effect, guarantees the parties' performance under the contract as each party to a trade looks only to the clearing organization for performance of financial obligations. However, there can be no assurance that the clearing organization, or its members, will satisfy its obligations to a Fund. Upon entering into a centrally cleared swap, a Fund may be required to deposit with the broker an amount of cash or cash equivalents in the

122 :: MAY 31, 2017 :: NOTES TO FINANCIAL STATEMENTS PROSHARES TRUST

range of approximately 3% to 6% of the notional amount for CDS on high yield debt issuers (this amount is subject to change by the clearing organization that clears the trade). This amount, known as "initial margin," is in the nature of a performance bond or good faith deposit on the centrally cleared swap and is returned to a Fund upon termination of the swap, assuming all contractual obligations have been satisfied. Subsequent payments, known as "variation margin" to and from the broker will be made daily as the price of the swap fluctuates, making the long and short position in the swap contract more or less valuable, a process known as "marking-to-market." The variation margin payment also includes the daily portion of the periodic payment stream.

In the normal course of business, a Fund enters into International Swaps and Derivatives Association ("ISDA") agreements with certain counterparties for derivative transactions. These agreements contain, among other conditions, events of default and termination events, and various covenants and representations. Certain of the Fund's ISDA agreements contain provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund's NAV over specific periods of time, which may or may not be exclusive of redemptions. If the Fund were to trigger such provisions and have open derivative positions at that time, counterparties to the ISDA agreements could elect to terminate such ISDA agreements and request immediate payment in an amount equal to the net liability positions, if any, under the relevant ISDA agreement. Pursuant to the terms of its ISDA agreements, the Fund will have already collateralized its liability under such agreements, in some cases only in excess of certain threshold amounts. The Funds seek to mitigate risks by generally requiring that the counterparties for each Fund agree to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to what the counterparty owes the Fund, subject to certain minimum thresholds, although the Funds may not always be successful. To the extent any such collateral is insufficient or there are delays in accessing the collateral, the Funds will be exposed to the risks described above, including possible delays in recovering amounts as a result of bankruptcy proceedings.

The use of swaps is a highly specialized activity which involves investment techniques and risks in addition to, and in some cases different from, those associated with ordinary portfolio securities transactions. The primary risks associated with the use of swap agreements are mispricing or improper valuation, imperfect correlation between movements in the notional amount and the price of the underlying investments, and the inability of counterparties or clearing organizations to perform. A Fund may use a combination of swaps on an underlying index and swaps on an ETF that is designed to track the performance of that index, or it may solely use swaps on an ETF to achieve its desired exposure. The performance of an ETF may not track the performance of its underlying index due to embedded costs and other factors. Thus, to the extent a Fund invests in swaps that use an ETF as the reference asset, that Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with its index as it would if the Fund used only swaps on the underlying index. The Advisor, under supervision from the Board, is responsible for determining and monitoring the liquidity of the Funds' transactions in swap agreements.

All of the outstanding swap agreements held by the Funds on May 31, 2017 contractually terminate within 18 months but may be terminated without penalty by either party daily. Upon termination, the Fund is entitled to receive or pay the "unrealized appreciation or depreciation" amount existing at the date of termination.

The Financial Accounting Standards Board, pursuant to Accounting Standards Codification 815-10 ("ASC 815-10"), requires companies (including the Trust) to disclose information intended to enable financial statement users to understand how derivative instruments affect the Statements of Assets and Liabilities as well as the affect of derivative instruments on the Statements of Operations during the reporting period, in the context of each entity's risk exposure. ASC 815-10 provides examples of risk exposure, including interest rate, foreign exchange, equity, commodity and credit.

As the Funds' investment objective is to approximate, on a daily basis, the corresponding performance of its index (except for the CDS Short North American HY Credit ETF, which seeks to provide inverse exposure to the credit of North American high yield debt issuers, Managed Futures Strategy ETF, which seeks to provide positive returns that are not directly correlated to broad equity or fixed income markets and K-1 Free Crude Oil Strategy ETF which seeks to provide total return through actively managed exposure to the West Intermediate crude oil futures markets), the derivatives utilized are aligned to the same primary risk. The primary risk exposure for those Funds benchmarked to an equity index is equity risk, for Funds benchmarked to a fixed-income index the primary risk is interest rate risk and for the foreign currency contracts held by Hedged FTSE Europe ETF, Hedged FTSE Japan ETF, Merger ETF and for the currency futures contracts held by Hedge Replication ETF and Managed Futures Strategy ETF, the primary risk is foreign currency risk. The primary risk for the CDS Short North American HY Credit ETF is high yield credit risk and the primary risk for Managed Futures Strategy ETF and K-1 Free Crude Oil Strategy ETF is commodity market risk.

PROSHARES TRUST NOTES TO FINANCIAL STATEMENTS :: MAY 31, 2017 :: 123

The following tables indicate the location of derivative-related items on the Statements of Assets and Liabilities as well as the effect of derivative instruments on the Statements of Operations during the reporting period.

Fair Value of Derivative Instruments as of May 31, 2017

Asset Derivatives				Liabilities Derivatives
Derivatives not accounted for as hedging instruments under ASC 815	Statements of Assets and Liabilities Location	Fund	Unrealized Appreciation*	Statements of Assets and Liabilities Location	Fund	Unrealized Depreciation*
Equity and Bond index futures contracts/ Non-exchange traded and Centrally cleared swap agreements/ Forward currency contracts	Net assets consist of:
Net unrealized
appreciation
(depreciation) on:
Futures contracts
and Centrally
cleared swap
agreements;
Assets: Unrealized
appreciation on
non-exchange
traded swap
agreements and
forward currency
contracts	Net assets consist of:
Net unrealized
appreciation
(depreciation) on:
Futures contracts
and Centrally
cleared swap
agreements;
Liabilities: Unrealized
depreciation on
non-exchange
traded swap
agreements and
forward currency
				contracts
		Large Cap Core Plus	$25,231,928		Large Cap Core Plus	$12,801,294
		Hedged FTSE Europe ETF	6,413		Hedged FTSE Europe ETF	86,884
		Hedged FTSE Japan ETF	748		Hedged FTSE Japan ETF	26,078
		High Yield-Interest Rate Hedged	—		High Yield-Interest Rate Hedged	69,631
		Investment Grade-Interest Rate Hedged	—		Investment Grade-Interest Rate Hedged	512,887
		Hedge Replication ETF	2,743,344		Hedge Replication ETF	358,788
		Managed Futures Strategy ETF	97,586		Managed Futures Strategy ETF	—
		Merger ETF	44,405		Merger ETF	463,083
		RAFI® Long/Short	685,839		RAFI® Long/Short	4,908,672
		K-1 Free Crude Oil Strategy ETF	64,361		K-1 Free Crude Oil Strategy ETF	—
		Inflation Expectations ETF	228,180		Inflation Expectations ETF	2,342,361
		CDS Short North American HY Credit ETF	—		CDS Short North American HY Credit ETF	68,519

*  Includes cumulative appreciation (depreciation) of futures contracts and centrally cleared swap agreements as reported in the Schedule of Investments. For these securities, only the variation margin is reported within the asset and liability sections of the Statements of Assets and Liabilities.

124 :: MAY 31, 2017 :: NOTES TO FINANCIAL STATEMENTS PROSHARES TRUST

The Effect of Derivative Instruments on the Statements of Operations for the Year Ended May 31, 2017

Derivatives not accounted for as hedging instruments under ASC 815	Location of Gain or (Loss) on Derivatives on the Statements of Operations	Fund	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation) on Derivatives
Equity and Bond index futures contracts/ Non-exchange traded and Centrally cleared swap agreements/ Forward currency	Net realized gain (loss) on:
Futures contracts, Non-exchange
traded and Centrally cleared
swap agreements and Foreign
currency transactions; Change in
net unrealized appreciation
(depreciation) on: Futures
contracts, Non-exchange traded
and Centrally cleared swap
	agreements and Foreign
contracts	currency translations	Large Cap Core Plus	$3,819,828	$7,799,582
		Hedged FTSE Europe ETF	427,432	(200,472)
		Hedged FTSE Japan ETF	173,548	(197,216)
		High Yield-Interest Rate Hedged	(156,926)	(134,787)
		Investment Grade-Interest Rate Hedged	(1,548,998)	(527,955)
		German Sovereign/Sub-Sovereign ETF	(7,278)	—
		Hedge Replication ETF	63,329	1,250,070
		Managed Futures Strategy ETF	169,601	21,609
		Merger ETF	52,373	(245,506)
		RAFI® Long/Short	(4,487,291)	(1,743,241)
		K-1 Free Crude Oil Strategy ETF	(89,101)	64,361
		Inflation Expectations ETF	(463,695)	(2,126,634)
		CDS Short North American HY Credit ETF	(882,466)	15,627

Taxes and Distributions

Each of the Funds intends to qualify or continue to qualify as a regulated investment company and distribute substantially all of its net investment income and capital gains to shareholders. Accordingly, no provision for Federal income taxes is required in the financial statements.

As of May 31, 2017, management of the Funds has reviewed all open tax years and major jurisdictions (the last four tax year ends including the interim tax periods since then, as applicable) and concluded that there is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months.

Distributions to shareholders from net investment income and net capital gain, if any, are declared and paid at least annually. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales, 1256 mark-to-market, partnerships and passive foreign investment companies mark-to-market) do not require a reclassification. The Funds may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as a part of the dividends paid deduction for income tax purposes. While subject to management's discretion, any available tax equalization is typically applied first to short term capital gains, next to long term capital gains and then to ordinary income. To the extent distributions exceed net investment income and net realized capital gains for tax purposes, they are reported as a tax return of capital.

The Funds' tax year end is October 31st and the tax character of current year distributions and current components of accumulated earnings (deficit) will be determined at the end of the current tax year.

PROSHARES TRUST NOTES TO FINANCIAL STATEMENTS :: MAY 31, 2017 :: 125

The tax character of distributions paid for the most recent tax years ended October 31, 2016 and October 31, 2015, were as follows:

	Year Ended October 31, 2016				Year Ended October 31, 2015
Fund	Distributions paid from ordinary income	Distributions paid from net long term capital gains	Tax return of capital	Total Distributions	Distributions paid from ordinary income	Distributions paid from net long term capital gains	Tax return of capital	Total Distributions
S&P 500 Dividend Aristocrats ETF	$33,028,196	—	—	$33,028,196	$13,201,566	—	—	$13,201,566
S&P MidCap 400 Dividend Aristocrats ETF	1,083,161	—	—	1,083,161	90,447	—	—	90,447
Russell 2000 Dividend Growers ETF	1,023,317	—	—	1,023,317	74,208	—	—	74,208
MSCI EAFE Dividend Growers ETF	720,249	—	—	720,249	201,732	—	—	201,732
MSCI Europe Dividend Growers ETF	129,119	—	—	129,119	—	—	—	—
MSCI Emerging Markets Dividend Growers ETF	90,882	—	—	90,882	—	—	—	—
Morningstar Alternatives Solution ETF	580,840	—	$8,253	589,093	218,180	—	—	218,180
DJ Brookfield Global Infrastructure ETF	985,830	—	—	985,830	517,548	—	$275,770	793,318
Global Listed Private Equity ETF	1,146,563	—	129,777	1,276,340	933,569	—	—	933,569
Large Cap Core Plus	6,564,411	—	—	6,564,411	7,383,200	—	—	7,383,200
S&P 500® Ex-Energy ETF	124,347	—	—	124,347	—	—	—	—
S&P 500® Ex-Financials ETF	61,805	—	—	61,805	—	—	—	—
S&P 500® Ex-Health Care ETF	64,783	—	—	64,783	—	—	—	—
S&P 500® Ex-Technology ETF	69,232	—	—	69,232	—	—	—	—
Hedged FTSE Europe ETF	563,196	—	3,461	566,657	50,900	—	—	50,900
Hedged FTSE Japan ETF	699,500	—	—	699,500	4,060	—	—	4,060
High Yield-Interest Rate Hedged	5,381,860	—	—	5,381,860	7,424,502	—	—	7,424,502
Investment Grade- Interest Rate Hedged	4,656,022	—	—	4,656,022	4,798,607	—	—	4,798,607
Short Term USD Emerging Markets Bond ETF	334,916	—	—	334,916	400,510	—	—	400,510
USD Covered Bond	100,448	—	—	100,448	75,326	—	—	75,326
German Sovereign/ Sub-Sovereign ETF	—	—	6,309	6,309	—	—	4,155	4,155
Hedge Replication ETF	304	—	—	304	—	—	—	—
Merger ETF	26,184	—	—	26,184	22,286	—	—	22,286
RAFI® Long/Short	676,787	—	—	676,787	722,938	—	—	722,938
Inflation Expectations ETF	57,155	—	—	57,155	28,825	—	—	28,825

126 :: MAY 31, 2017 :: NOTES TO FINANCIAL STATEMENTS PROSHARES TRUST

At October 31, 2016 (the Funds' most recent tax year end) the components of accumulated earnings (deficit) on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)
S&P 500 Dividend Aristocrats ETF	$3,276,209	—	$(456,893)	$13,811,725
S&P MidCap 400 Dividend Aristocrats ETF	208,695	—	—	(2,881,457)
Russell 2000 Dividend Growers ETF	334,963	—	—	2,837,782
MSCI EAFE Dividend Growers ETF	145,225	—	(1,281,697)	(3,456,185)
MSCI Europe Dividend Growers ETF	21,185	—	(51,779)	(945,083)
MSCI Emerging Markets Dividend Growers ETF	81,363	—	(38,019)	272,787
Morningstar Alternatives Solution ETF	—	—	(1,140,168)	(521,665)
DJ Brookfield Global Infrastructure ETF	—	—	(1,101,957)	(693,912)
Global Listed Private Equity ETF	—	—	(905,992)	(690,882)
Large Cap Core Plus	361,917	—	(527,026)	24,868,251
S&P 500® Ex-Energy ETF	—	—	—	34,388
S&P 500® Ex-Financials ETF	3,078	—	(1,989)	(72,648)
S&P 500® Ex-Health Care ETF	2,673	—	(578)	(28,414)
S&P 500® Ex-Technology ETF	—	—	—	(106,210)
Hedged FTSE Europe ETF	—	—	(1,691,982)	(643,186)
Hedged FTSE Japan ETF	719,326	—	(5,769,437)	(58,142)
High Yield-Interest Rate Hedged	337,195	—	(26,985,435)	(1,818,701)
Investment Grade-Interest Rate Hedged	312,441	—	(17,924,808)	3,956,912
Short Term USD Emerging Markets Bond ETF	20,642	—	(336,413)	124,692
USD Covered Bond	8,807	—	(1,840)	47,394
German Sovereign/Sub-Sovereign ETF	—	—	(21,425)	(337,387)
Hedge Replication ETF	—	—	(208,479)	1,912,796
Managed Futures Strategy ETF	—	—	(19,084)	(46,713)
Merger ETF	27,018	—	(333,257)	(339,915)
RAFI® Long/Short	—	—	(17,784,742)	2,528,339
K-1 Free Crude Oil Strategy ETF	—	—	(2,921)	(60,576)
Inflation Expectations ETF	8,202	—	(1,548,741)	136,589
CDS Short North American HY Credit ETF	—	—	(314,114)	5,644

Temporary differences are generally due to differing book and tax treatments for the timing of the recognition of gains and losses on certain investment transactions and the timing and the deductibility of certain expenses. Permanent differences, primarily due to gain (loss) on in-kind redemptions, designation of tax distributions as a return of capital, utilization of earnings and profits distributed to the shareholders on redemption of shares and nondeductible expenses resulted in the following reclassifications, as of October 31, 2016 (the Funds' most recent tax year end), among the Funds' components of net assets:

Fund	Accumulated undistributed net investment income (loss)	Accumulated net realized gain (loss) on investments	Paid in capital
S&P 500 Dividend Aristocrats ETF	—	$(30,803,026)	$30,803,026
S&P MidCap 400 Dividend Aristocrats ETF	$(121,722)	(4,068,501)	4,190,223
Russell 2000 Dividend Growers ETF	—	(6,530,572)	6,530,572
MSCI EAFE Dividend Growers ETF	(703)	(346,732)	347,435
MSCI Europe Dividend Growers ETF	(1,390)	351,028	(349,638)
MSCI Emerging Markets Dividend Growers ETF	(106,135)	(306,038)	412,173
Morningstar Alternatives Solution ETF	34,605	3,167	(37,772)
DJ Brookfield Global Infrastructure ETF	(140,529)	57,170	83,359
Global Listed Private Equity ETF	214,338	(51,331)	(163,007)
Large Cap Core Plus	—	(4,660,748)	4,660,748

PROSHARES TRUST NOTES TO FINANCIAL STATEMENTS :: MAY 31, 2017 :: 127

Fund	Accumulated undistributed net investment income (loss)	Accumulated net realized gain (loss) on investments	Paid in capital
S&P 500® Ex-Energy ETF	$(15,885)	$(615,847)	$631,732
S&P 500® Ex-Financials ETF	—	(368,005)	368,005
S&P 500® Ex-Health Care ETF	—	(364,214)	364,214
S&P 500® Ex-Technology ETF	(2,014)	(324,555)	326,569
Hedged FTSE Europe ETF	(34,626)	54,876	(20,250)
Hedged FTSE Japan ETF	699,959	(726,969)	27,010
High Yield-Interest Rate Hedged	—	240,927	(240,927)
Investment Grade-Interest Rate Hedged	—	(230,752)	230,752
Short Term USD Emerging Markets Bond ETF	—	81,007	(81,007)
German Sovereign/Sub-Sovereign ETF	1,276	128,496	(129,772)
Hedge Replication ETF	231,267	(141,466)	(89,801)
Managed Futures Strategy ETF	—	(2,291)	2,291
Merger ETF	13,091	(63,733)	50,642
RAFI® Long/Short	51,164	(278,311)	227,147
Inflation Expectations ETF	7,001	(7,001)	—
CDS Short North American HY Credit ETF	230,152	—	(230,152)

As of October 31, 2016 (the Funds' most recent tax year end), the Funds had capital loss carry forwards ("CLCFs") available to offset future realized gains, if any, to the extent provided for by regulations and to thereby reduce the amount of future taxable capital gain distributions. Under current tax law, CLCFs retain their character as either short-term or long-term capital losses, are not subject to expiration, and must be utilized prior to certain, older CLCFs, which are treated as short-term capital losses regardless of whether the originating capital loss was short-term or long-term and do carry an expiration date.

At October 31, 2016, (the Funds' most recent tax year end), the following Funds had available CLCFs:

	Expiring October 31, 2017	Expiring October 31, 2018	Expiring October 31, 2019	No Expiration Date	Total
S&P 500 Dividend Aristocrats ETF	—	—	—	$456,893	$456,893
MSCI EAFE Dividend Growers ETF	—	—	—	1,281,697	1,281,697
MSCI Europe Dividend Growers ETF	—	—	—	51,779	51,779
MSCI Emerging Markets Dividend Growers ETF	—	—	—	38,019	38,019
Morningstar Alternatives Solution ETF	—	—	—	1,140,168	1,140,168
DJ Brookfield Global Infrastructure ETF	—	—	—	1,101,957	1,101,957
Global Listed Private Equity ETF	—	—	—	905,992	905,992
Large Cap Core Plus	—	—	—	527,026	527,026
S&P 500® Ex-Financials ETF	—	—	—	1,989	1,989
S&P 500® Ex-Health Care ETF	—	—	—	578	578
Hedged FTSE Europe ETF	—	—	—	1,691,982	1,691,982
Hedged FTSE Japan ETF	—	—	—	5,769,437	5,769,437
High Yield-Interest Rate Hedged	—	—	—	26,985,435	26,985,435
Investment Grade-Interest Rate Hedged	—	—	—	17,924,808	17,924,808
Short Term USD Emerging Markets Bond ETF	—	—	—	336,413	336,413
USD Covered Bond	—	—	—	1,840	1,840
German Sovereign/Sub-Sovereign ETF	—	—	—	21,425	21,425
Hedge Replication ETF	—	—	—	11,009	11,009
Merger ETF	—	—	—	317,737	317,737
RAFI® Long/Short	—	—	$1,128,449	16,656,293	17,784,742
Inflation Expectations ETF	—	—	—	1,548,741	1,548,741
CDS Short North American HY Credit ETF	—	—	—	148,078	148,078

128 :: MAY 31, 2017 :: NOTES TO FINANCIAL STATEMENTS PROSHARES TRUST

At October 31, 2016, (the Funds' most recent tax year end), the following Funds utilized CLCFs and/or elected to defer late-year ordinary losses to November 1, 2016:

Fund	Capital Loss Utilized	Ordinary Late Year Loss Deferrals
S&P 500 Dividend Aristocrats ETF	$551,603	—
S&P MidCap 400 Dividend Aristocrats ETF	40,489	—
Large Cap Core Plus	6,781,160	—
S&P 500® Ex-Energy ETF	777	—
S&P 500® Ex-Financials ETF	976	—
S&P 500® Ex-Health Care ETF	835	—
S&P 500® Ex-Technology ETF	936	—
Hedged FTSE Europe ETF	16,302	—
USD Covered Bond	46	—
Hedge Replication ETF	198,891	$197,470
Managed Futures Strategy ETF	—	19,084
Merger ETF	235,510	15,520
K-1 Free Crude Oil Strategy ETF	—	2,921
Inflation Expectations ETF	12,140	—
CDS Short North American HY Credit ETF	—	166,036

3. Investment Transactions, Income and Expense Allocations

Throughout the reporting period, investment transactions are generally accounted for no later than one business day following the trade date. For financial reporting purposes, investment transactions on the last business day of the reporting period are accounted for on the trade date.

Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premium or discount. Dividend income is recorded on the ex-dividend date except for certain foreign dividends that may be recorded as soon as such information becomes available. Gains or losses realized on sales of securities are determined using the specific identification method by comparing the identified cost of the security lot sold with the net sales proceeds.

Expenses directly attributable to a Fund are charged to that Fund, while expenses which are attributable to more than one Fund or jointly with an affiliate, are allocated among the respective Funds and/or affiliates based upon relative net assets or another reasonable basis.

4. Advisory and Management Service Fees and Transactions with Affiliates

The Advisor serves as the investment adviser to each Fund which is subject to an expense limitation, as outlined in the table below, (the "Capped Funds") pursuant to an Investment Advisory Agreement. The Advisor is responsible for developing, implementing, and supervising each Fund's investment program. The Advisor manages the investment and the reinvestment of the assets of the Funds, in accordance with the investment objectives, policies, and limitations of each Fund, subject to the general supervision and control of the Trustees and officers of the Trust. For its investment advisory services, each Capped Fund pays the Advisor a monthly fee, accrued daily at an annualized rate based on its average daily net assets. Pursuant to a separate Management Services Agreement, the Advisor performs certain administrative services on behalf of the Capped Funds, such as negotiating, coordinating and implementing the Trust's contractual obligations with the Funds' service providers; monitoring, overseeing and reviewing the performance of such service providers to ensure adherence to applicable contractual obligations; and preparing or coordinating reports and presentations to the Board of Trustees with respect to such service providers. For these and other services, each Capped Fund pays the Advisor monthly management services fees, accrued daily at an annualized rate based on its average daily net assets.

The Advisor has contractually agreed to waive advisory and management services fees, and if necessary, reimburse certain other expenses, in order to limit the annual operating expenses of each Capped Fund. These expense limitations remain in effect until the dates specified in the table below, after which they may be terminated or revised.

The Advisor also serves as the investment adviser to each Fund which is not subject to an expense limitation as outlined in the table below (the "Unitary Fee Funds") pursuant to an Investment Advisory and Management Agreement. The Unitary Fee Funds pay the Advisor a monthly fee, accrued daily at an annualized rate based on average daily net assets for investment advisory and management services. The Advisor is responsible for substantially all other expenses of the Unitary Fee Funds except interest expenses, taxes, brokerage and other transaction costs, compensation and expenses of the Independent Trustees, compensation and expenses of the counsel to the Independent Trustees, compensation and expenses of the Trust's chief compliance officer and his or her staff, legal fees and expenses, future distribution fees or expenses (if any), and extraordinary expenses.

PROSHARES TRUST NOTES TO FINANCIAL STATEMENTS :: MAY 31, 2017 :: 129

For the year ended May 31, 2017, advisory and management services fees, waivers, reimbursements, and expense limitations were as follows:

Fund	Investment Advisory Fee Rate*	Management Services Fee Rate	Advisory Fees Waived	Management Services Fees Waived	Expense Reimbursements	Expense Limitation	Expense Limitation Effective Through
S&P 500 Dividend Aristocrats ETF(1)	0.35%	—	—	—	—	—	—
S&P MidCap 400 Dividend Aristocrats ETF(1)	0.40	—	—	—	—	—	—
Russell 2000 Dividend Growers ETF(1)	0.40	—	—	—	—	—	—
MSCI EAFE Dividend Growers ETF(1)	0.50	—	—	—	—	—	—
MSCI Europe Dividend Growers ETF(1)	0.55	—	—	—	—	—	—
MSCI Emerging Markets Dividend Growers ETF(1)	0.60	—	—	—	—	—	—
Morningstar Alternatives Solution ETF(2)	0.07	0.10%	$13,452	$19,217	$82,071	0.95%	September 30, 2017
DJ Brookfield Global Infrastructure ETF(3)	0.45	—	—	—	—	—	—
Global Listed Private Equity ETF	0.50	0.10	55,130	11,026	74,132	0.60	September 30, 2017
Large Cap Core Plus(3)	0.45	—	—	—	—	—	—
S&P 500® Ex-Energy ETF(4)	0.27	—	—	—	—	—	—
S&P 500® Ex-Financials ETF(4)	0.27	—	—	—	—	—	—
S&P 500® Ex-Health Care ETF(4)	0.27	—	—	—	—	—	—
S&P 500® Ex-Technology ETF(4)	0.27	—	—	—	—	—	—
Hedged FTSE Europe ETF(4)	0.27	—	—	—	—	—	—
Hedged FTSE Japan ETF(4)	0.23	—	—	—	—	—	—
High Yield-Interest Rate Hedged(1)	0.50	—	—	—	—	—	—
Investment Grade-Interest Rate Hedged(1)	0.30	—	—	—	—	—	—
Short Term USD Emerging Markets Bond ETF	0.50	0.10	37,934	7,587	75,666	0.50	September 30, 2017
USD Covered Bond	0.35	0.10	23,003	6,572	98,899	0.35	September 30, 2017
German Sovereign/ Sub-Sovereign ETF	0.35	0.10	12,747	3,642	111,666	0.45	September 30, 2017
Hedge Replication ETF	0.75	0.10	259,809	34,641	12,913	0.95	September 30, 2017
Managed Futures Strategy ETF(4)	0.75	—	—	—	—	—	—
Merger ETF	0.75	0.10	34,717	4,629	102,569	0.75	September 30, 2017
RAFI® Long/Short	0.75	0.10	199,143	—	—	0.95	September 30, 2017
K-1 Free Crude Oil Strategy ETF(4)	0.65	—	—	—	—	—	—
Inflation Expectations ETF(5)	0.55	0.10	140,672	25,576	61,307	0.30	September 30, 2017
CDS Short North American HY Credit ETF	0.65	0.10	49,134	7,559	32,072	0.50	September 30, 2017

*  Indicates the Investment Advisory Fee Rate incurred for the period ended May 31, 2017. Funds with a maximum fee rate of 0.75% are subject to the following breakpoints: 0.75% of the first $4.0 billion of average daily net assets of the Fund, 0.70% of the next $1.5 billion, 0.65% of the next $1.5 billion, 0.60% of the next $1.5 billion and 0.55% of average daily net assets of the Fund over $8.5 billion.

(1)  On October 1, 2016, eight ProShares ETFs changed from Capped Funds to Unitary Fee Funds. Rates and amounts shown for these Funds in the table above are applicable to the period from October 1, 2016 through May 31, 2017.

(2)  The Advisor has agreed to waive Investment Advisory and Management Services fees for the Morningstar Alternatives Solution ETF through October 31, 2017. Fees waived under this agreement are not subject to subsequent recoupment by the Advisor. The expense limitation of 0.95% is inclusive of Acquired Fund Fees and Expenses ("AFFE") for this Fund. AFFE are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies. Because AFFE are not direct expenses of the Fund, they are not reflected on the Fund's financial statements.

(3)  On January 1, 2017, DJ Brookfield Global Infrastructure ETF and Large Cap Core Plus changed from Capped Funds to Unitary Fee Funds. Rates and amounts shown for these Funds in the table above are applicable to the period from January 1, 2017 through May 31, 2017.

(4)  Unitary Fee Funds.

(5)  On October 1, 2016, the expense limitation of ProShares Inflation Expectations ETF was lowered from 0.75% to 0.30%.

130 :: MAY 31, 2017 :: NOTES TO FINANCIAL STATEMENTS PROSHARES TRUST

For the Funds that changed from Capped Funds to Unitary Fee Funds as of October 1, 2016 and January 1, 2017 as mentioned in the previous table, the information below represents advisory and management services fees, waivers, reimbursements and expense limitations for the period from June 1, 2016 through September 30, 2106 (except DJ Brookfield Global Infrastructure ETF and Large Cap Core Plus which are for the period from June 1, 2016 through December 31, 2016).

Fund	Investment Advisory Fee Rate*	Management Services Fee Rate	Advisory Fees Waived	Management Services Fees Waived	Expense Reimbursements	Expense Limitation	Expense Limitation Effective Through
S&P 500 Dividend Aristocrats ETF	0.35%	0.10%	$1,534,897	—	—	0.35%	September 30, 2016
S&P MidCap 400 Dividend Aristocrats ETF	0.40	0.10	137,041	—	—	0.40	September 30, 2016
Russell 2000 Dividend Growers ETF	0.40	0.10	139,263	—	—	0.40	September 30, 2016
MSCI EAFE Dividend Growers ETF	0.50	0.10	80,087	—	—	0.50	September 30, 2016
MSCI Europe Dividend Growers ETF	0.55	0.10	29,508	—	—	0.55	September 30, 2016
MSCI Emerging Markets Dividend Growers ETF	0.60	0.10	38,368	—	—	0.60	September 30, 2016
DJ Brookfield Global Infrastructure ETF	0.45	0.10	116,213	—	—	0.45	September 30, 2017
Large Cap Core Plus	0.75	0.10	1,260,673	—	—	0.45	September 30, 2017
High Yield-Interest Rate Hedged	0.50	0.10	108,059	—	—	0.50	September 30, 2016
Investment Grade-Interest Rate Hedged	0.30	0.10	129,489	—	—	0.30	September 30, 2016

*  Indicates the Investment Advisory Fee Rate incurred for the period ended May 31, 2017. Funds with a maximum fee rate of 0.75% are subject to the following breakpoints: 0.75% of the first $4.0 billion of average daily net assets of the Fund, 0.70% of the next $1.5 billion, 0.65% of the next $1.5 billion, 0.60% of the next $1.5 billion and 0.55% of average daily net assets of the Fund over $8.5 billion.

For each Fund amounts waived or reimbursed by the Advisor may be recouped by the Advisor within five years of the end of the applicable contractual period to the extent that such recoupments would not cause a Fund's annualized operating expenses to exceed the lesser of (1) the expense limitation in effect at the time of waiver, and (2) the expense limitation in effect at the time of recapture. Any amounts recouped by the Advisor during the period are reflected in the Statements of Operations as "Recoupment of prior expenses waived and/or reimbursed by Advisor". As of May 31, 2017, the amounts eligible for recoupment and the date of expiration are as follows:

	Expires September 30,						Total Amount Eligible for
Fund	2017	2018	2019	2020	2021	2022	Recoupment
Morningstar Alternatives Solution ETF*	—	—	—	$137,848	$78,285	$55,906	$272,039
Global Listed Private Equity ETF	—	$90,110	$156,677	104,734	160,211	86,578	598,310
Short Term USD Emerging Markets Bond ETF	—	—	115,550	110,702	136,564	72,929	435,745
USD Covered Bond	$62,222	89,050	147,092	147,153	153,659	76,459	675,635
German Sovereign/ Sub-Sovereign ETF	72,952	128,282	174,307	160,947	147,156	78,661	762,305
Hedge Replication ETF	179,393	204,436	234,815	464,116	461,975	167,803	1,712,538
Merger ETF	—	119,184	169,726	103,294	163,883	86,893	642,980
RAFI® Long/Short	110,891	114,748	130,506	134,193	238,712	104,786	833,836
Inflation Expectations ETF	57,238	99,580	127,976	131,780	134,109	182,763	733,446
CDS Short North American HY Credit ETF	—	—	13,834	79,669	87,341	57,145	237,989

*   Total amount eligible for recoupment excludes the waiver of Investment Advisory and Management Services fees through October 31, 2017.

Morningstar Alternatives Solution ETF invests exclusively in Underlying ETFs that are affiliated with the Advisor. The Fund's position in an Underlying Fund could be material to the Underlying Fund. At the end of the reporting period, the Fund's investments in Underlying Funds amounted to the following approximate percentages of the Underlying Funds' net assets: Inflation Expectations ETF — 6.5%; DJ Brookfield Global Infrastructure ETF — 2.3%; Global Listed Private Equity ETF — 25.0%; Hedge Replication ETF — 12.1%; Managed Futures Strategy ETF — 70.1%; Merger ETF — 81.0%; and RAFI Long/Short — 13.0%.

PROSHARES TRUST NOTES TO FINANCIAL STATEMENTS :: MAY 31, 2017 :: 131

Employees of the Advisor serve in the roles of Interested Trustee, President, Chief Legal Officer and Secretary of the Trust. These individuals receive no compensation directly from the Trust. Another employee of the Advisor serves as Chief Compliance Officer and Anti-Money Laundering Officer. This individual's related compensation, along with the compensation of staff who administer the Funds' compliance program, and certain other expenses are reimbursed to the Advisor by the Funds and are reflected on the Statements of Operations as "Compliance services fees".

5. Administration Fees

JPMorgan Chase Bank, N.A. acts as the Trust's administrator (the "Administrator"). The Administrator provides certain administrative services to the Funds, including fund accounting, fund administration and certain compliance services, pursuant to a Fund Services Agreement. For these services, each Fund shall pay the Administrator monthly, a fee accrued daily and based on average net assets. Each Fund may also reimburse the Administrator for such out-of-pocket expenses as incurred by the Administrator in the performance of its duties. Such fees are reflected on the Statements of Operations as "Administration Fees". Certain employees of the Administrator are also officers of the Trust.

6. Custodian Fees

JPMorgan Chase Bank, N.A. acts as custodian for the Funds in accordance with a Custodian Agreement. The custodian holds cash, securities and other assets of the Funds as required by the 1940 Act. Custodian fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses. Such fees are reflected on the Statements of Operations as "Custodian Fees".

7. Listing, Data and Related Fees

The Funds may incur costs relating to their initial and ongoing listing on an exchange and for the calculation and dissemination of Indicative Optimized Portfolio Values (IOPVs). Additionally, a Fund may enter into a license agreement for the right to use an Index and its Trade Mark(s) and to receive data related to the index from the index provider. The portion of such costs attributed to each Fund are reflected on the Statements of Operations as "Listing, Data and related fees".

8. Trustees Fees

The Trust, together with other affiliated trusts, pay each Independent Trustee an aggregate fee consisting of a $185,000 annual retainer (paid in quarterly increments) for services provided as a Board member, plus a quarterly in-person meeting fee of $10,000, an in-person special meeting fee of $3,000 and a telephonic meeting fee of $3,000. Such fees are allocated between the Funds and other affiliated funds. Each Fund's share of these fees, together with reimbursable expenses of the Trustees, are reflected on the Statements of Operations as "Trustees Fees".

9. Distribution and Service Plan

SEI Investments Distribution Co. serves as the Funds' distributor. The Trust has adopted a Distribution and Service (12b-1) Plan pursuant to which each Fund may bear a 12b-1 fee not to exceed 0.25% per annum of the Fund's average daily net assets. No 12b-1 fees are currently paid by the Funds, and there are currently no plans to impose these fees.

10. Issuance and Redemption of Fund Shares

Each Fund issues and redeems its shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash), in large blocks known as Creation Units, each of which is comprised of a specified number of shares.

To the extent the Funds permit the contribution of securities in exchange for the purchase of shares (contribution in-kind), shares may be issued in advance of receipt by the Fund of all or a portion of the applicable Deposit Securities. In these circumstances, the Fund may require the Authorized Participant to maintain with the Trust an amount up to 115% and/or 125% of the daily mark-to-market value of the missing Deposit Securities.

Retail investors may only purchase and sell Fund shares on a national securities exchange through a broker-dealer and such transactions may be subject to customary commission rates imposed by the broker-dealer.

Authorized Participants may pay transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Transaction fees related to unsettled Creation Unit transactions are included in the receivable for capital shares issued on

132 :: MAY 31, 2017 :: NOTES TO FINANCIAL STATEMENTS PROSHARES TRUST

the Statements of Assets and Liabilities. Transaction fees assessed during the period, which are included in the proceeds from shares issued on the Statements of Changes in Net Assets, were as follows:

	For the periods ended
	Year Ended May 31, 2017	Year Ended May 31, 2016
Hedged FTSE Europe ETF	—	$7,600
High Yield-Interest Rate Hedged	$116,708	79,259
Investment Grade-Interest Rate Hedged	119,190	130,454
Inflation Expectations ETF	8,743	747
CDS Short North American HY Credit ETF	162,697	2,350

11. Investment Transactions

For the year ended May 31, 2017, the cost of securities purchased and proceeds from sales of securities (U.S. government securities for the Inflation Expectations ETF), excluding short-term securities, derivatives and in-kind transactions, were:

Fund	Purchases	Sales
S&P 500 Dividend Aristocrats ETF	$425,620,975	$409,104,589
S&P MidCap 400 Dividend Aristocrats ETF	82,151,195	66,267,354
Russell 2000 Dividend Growers ETF	76,041,280	69,526,257
MSCI EAFE Dividend Growers ETF	14,200,200	13,465,311
MSCI Europe Dividend Growers ETF	2,394,118	2,282,530
MSCI Emerging Markets Dividend Growers ETF	6,250,726	5,710,458
Morningstar Alternatives Solution ETF	12,718,803	12,723,700
DJ Brookfield Global Infrastructure ETF	8,481,290	7,957,381
Global Listed Private Equity ETF	4,090,042	3,692,036
Large Cap Core Plus	247,518,741	239,251,290
S&P 500® Ex-Energy ETF	4,797,761	351,313
S&P 500® Ex-Financials ETF	2,342,805	131,605
S&P 500® Ex-Health Care ETF	2,361,949	142,835
S&P 500® Ex-Technology ETF	2,268,194	119,608
Hedged FTSE Europe ETF	1,025,243	735,369
Hedged FTSE Japan ETF	907,214	1,565,691
High Yield-Interest Rate Hedged	80,281,880	50,501,151
Investment Grade-Interest Rate Hedged	79,200,966	48,790,403
Short Term USD Emerging Markets Bond ETF	4,191,412	3,492,221
USD Covered Bond	3,094,880	3,114,819
German Sovereign/Sub-Sovereign ETF	3,119,462	1,581,818
Hedge Replication ETF	4,437,545	4,051,724
Merger ETF	16,653,896	17,161,249
RAFI® Long/Short	4,196,753	25,089,276
Inflation Expectations ETF	54,580,116	40,683,185

12. In-Kind Transactions

During the period presented in this report, certain Funds delivered portfolio securities in exchange for the redemption of shares (redemption-in-kind). Cash and securities were transferred for redemptions at fair value. For financial reporting purposes, the Funds recorded net realized gains and losses in connection with each transaction.

PROSHARES TRUST NOTES TO FINANCIAL STATEMENTS :: MAY 31, 2017 :: 133

For the year ended May 31, 2017, the fair value of the securities transferred for redemptions, and the net realized gains recorded in connection with the transactions were as follows:

Fund	Fair Value	Net Realized Gains (Losses)
S&P 500 Dividend Aristocrats ETF	$231,721,682	$48,556,817
S&P MidCap 400 Dividend Aristocrats ETF	43,409,784	6,431,279
Russell 2000 Dividend Growers ETF	76,288,394	12,099,814
MSCI EAFE Dividend Growers ETF	6,672,623	383,530
MSCI Europe Dividend Growers ETF	2,506,227	(178,698)
MSCI Emerging Markets Dividend Growers ETF	2,074,811	271,817
Morningstar Alternatives Solution ETF	7,308,548	113,352
Global Listed Private Equity ETF	5,825,466	464,845
Large Cap Core Plus	39,804,423	6,450,935
S&P 500® Ex-Energy ETF	8,158,732	1,216,633
S&P 500® Ex-Financials ETF	3,319,466	253,036
S&P 500® Ex-Health Care ETF	3,357,259	272,302
S&P 500® Ex-Technology ETF	4,390,288	300,560
Hedged FTSE Europe ETF	1,756,238	(121,828)
Hedged FTSE Japan ETF	1,455,937	51,126
German Sovereign/Sub-Sovereign ETF	1,410,854	49,771
Hedge Replication ETF	434,142	63,038
Merger ETF	4,171,626	90,534
RAFI® Long/Short	953,132	150,259

In addition, during the period, certain Funds received securities in exchange for subscriptions of shares (subscriptions-in-kind). For the year ended May 31, 2017, the fair value of the securities received for subscriptions were as follows:

Fund	Fair Value
S&P 500 Dividend Aristocrats ETF	$1,107,978,461
S&P MidCap 400 Dividend Aristocrats ETF	342,413,753
Russell 2000 Dividend Growers ETF	363,420,016
MSCI EAFE Dividend Growers ETF	33,655,288
MSCI Europe Dividend Growers ETF	4,760,318
MSCI Emerging Markets Dividend Growers ETF	2,949,936
Morningstar Alternatives Solution ETF	6,595,533
DJ Brookfield Global Infrastructure ETF	9,903,700
Global Listed Private Equity ETF	6,657,842
Large Cap Core Plus	210,723,868
Hedged FTSE Japan ETF	732,824
High Yield-Interest Rate Hedged	15,087,527
Investment Grade-Interest Rate Hedged	133,481,789
Short Term USD Emerging Markets Bond ETF	3,658,480
Hedge Replication ETF	515,324
RAFI® Long/Short	1,957,045
Inflation Expectations ETF	30,821,416

13. Basis of Consolidation

The accompanying Consolidated Schedules of Portfolio Investments, Consolidated Statements of Assets and Liabilities, Consolidated Statements of Operations, Consolidated Statements of Changes in Net Assets, and Consolidated Financial Highlights of Managed Futures Strategy ETF and K-1 Free Crude Oil Strategy ETF include the accounts of Cayman Portfolio I, a wholly-owned subsidiary of Managed Futures Strategy ETF and Cayman Crude Oil Strategy Portfolio, a wholly-owned subsidiary of K-1 Free Crude Oil Strategy ETF organized under the laws of the Cayman Islands (together, the "Subsidiaries" and each, a "Subsidiary"), which primarily invest in commodity-related instruments. The Subsidiaries enable the Funds to hold these commodity-related instruments and satisfy regulated investment company tax requirements. Each Fund may

134 :: MAY 31, 2017 :: NOTES TO FINANCIAL STATEMENTS PROSHARES TRUST

invest up to 25% of its total assets in its Subsidiary. Intercompany accounts and transactions, if any, have been eliminated. The Subsidiaries are subject to the same investment policies and restrictions that apply to Managed Futures Strategy ETF and K-1 Free Crude Oil Strategy ETF, except that the Subsidiaries may invest without limitation in commodity-related instruments.

The table below summarizes the financial information of the Subsidiaries recognized in the consolidated financial statements referred to above as of the year ended May 31, 2017.

	Managed Futures Strategy ETF	K-1 Free Crude Oil Strategy ETF
Fund Net Assets	$5,136,635	$2,839,984
Subsidiary % of Fund net assets	13.93%	19.16%
Subsidiary Financial Statement Information
Total assets	$715,309	$544,053
Total liabilities	—	—
Net assets	715,309	544,053
Total investment income (loss)	(94)	3
Net investment income (loss)	(94)	3
Net realized gain (loss) on:
Investments	—	—
Futures contracts	39,396	(89,101)
Change in net unrealized appreciation (depreciation) on:
Investments	—	—
Futures contracts	(26,655)	64,361
Change in Net Assets Resulting from Operations	12,647	(24,737)

14. Risk

Some risks apply to all Funds, while others are specific to the investment strategy of certain Funds. Each Fund may be subject to other risks in addition to these identified risks. This section discusses certain common principal risks encountered by the Funds.

•  Risks Associated with the Use of Derivatives

Certain Funds obtain investment exposure through derivatives (including investing in futures contracts, options on futures contracts, securities and indexes, forward contracts, swap agreements and similar instruments). Investing in derivatives may be considered aggressive and may expose a Fund to risks different from, or possibly greater than, the risks associated with investing directly in securities underlying the derivative, including: 1) the risk that there may be imperfect correlation between the price of financial instruments and movements in the prices of the underlying reference asset(s); 2) the risk that an instrument is mispriced; 3) credit or counterparty risk on the amount each Fund expects to receive from a counterparty; 4) the risk that securities prices, interest rates and currency markets will move adversely and a Fund will incur significant losses; 5) the risk that the cost of holding a financial instrument might exceed its total return; and 6) the possible absence of a liquid secondary market for a particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to adjust a Fund's position in a particular instrument when desired. When a Fund uses derivatives, there may be imperfect correlation between the value of the reference asset(s) and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require limited initial investment, the use of derivatives also may expose the Fund to losses in excess of those amounts initially invested.

Certain Funds may use a combination of swaps on an underlying index, and swaps on an ETF that is designed to track the performance of that index. The performance of an ETF may not track the performance of its underlying index due to embedded costs and other factors. Thus, to the extent a Fund invests in swaps that use an ETF as the reference asset, that Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with its index as it would if the Fund used only swaps on the underlying index.

Moreover, with respect to the use of swap agreements, if a benchmark has a dramatic intraday move that causes a material decline in a Fund's net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund's investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day. Any costs associated with using derivatives will also have the effect of lowering the Fund's return.

PROSHARES TRUST NOTES TO FINANCIAL STATEMENTS :: MAY 31, 2017 :: 135

•  Long/Short Risk

Certain Funds seek long exposure to certain securities and short exposure to certain other securities. There is no guarantee that the returns on the Fund's long or short positions will produce high, or even positive, returns. In addition, Funds subject to this risk may gain enhanced long exposure to certain securities (i.e., obtain investment exposure that exceeds the amount directly invested in those assets, a form of leverage) and, under such circumstances, will lose more money in market environments that are adverse to its long positions than funds that do not employ such leverage.

•  Concentration Risk

Certain Funds may typically concentrate their investments in issuers of one or more particular industries to the same extent that their underlying indexes are so concentrated and to the extent permitted by applicable regulatory guidance. There is a risk that those issuers (or industry sectors) will perform poorly and negatively impact a Fund. Concentration risk results from maintaining exposure (long or short) to issuers conducting business in a specific industry. The risk of concentrating investments in a limited number of issuers in a particular industry is that a Fund will be more susceptible to the risks associated with that industry than a Fund that does not concentrate its investments.

•  Correlation Risk

There is no guarantee that a Fund (or an Underlying ETF in the case of Morningstar Alternatives Solution ETF) whose investment objective, before fees and expenses, seeks correlation with an index will achieve a high degree of correlation with its index. Failure to achieve a high degree of correlation may prevent a Fund from achieving its investment objective and the percentage change of the Fund's NAV each day may differ, perhaps significantly, from the percentage change of the Fund's index on such day. This may be due, among other reasons, to the impact of a limited trading market in the underlying component securities on the calculation of the index. A number of other factors may adversely affect a Fund's correlation with its benchmark, including material over- or under-exposure, fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, infrequent trading in the securities underlying its index, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which a Fund invests. While the Fund attempts to track the performance of the Index by investing all, or substantially all, of its assets in the securities that make up the Index in approximately the same proportion as their weighting in the Index, at times a Fund may not have investment exposure to all securities in its benchmark, or its weighting of investment exposure to such securities, financial investments or industries may be different from that of the benchmark. In addition, a Fund may invest in securities or financial investments not included in the benchmark or in financial instruments. Each Fund may take or refrain from taking positions in order to improve tax efficiency or comply with regulatory restrictions, either of which may negatively affect the Fund's correlation with its index. A Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or underexposed to its benchmark and may be impacted by index reconstitutions and index rebalancing events. Additionally, a Fund's underlying investments may trade on markets that may or may not be open on the same day as the Fund. Furthermore, a Fund's currency holdings may be valued at a different time than the level of its index. In addition, the Funds with a foreign currency hedging strategy may also be unable to perfectly match the Index and will introduce additional costs, both sources of additional correlation risk. Any of these factors could decrease correlation between performance of a Fund and may hinder a Fund's ability to meet its investment objective.

•  Counterparty Risk

Certain Funds will be subject to credit risk (i.e., the risk that a counterparty is unwilling or unable to make timely payments to meet its contractual obligations) with respect to the amount it expects to receive from counterparties to financial instruments and repurchase agreements entered into by the Fund. The Funds generally structure the agreements such that either party can terminate the contract without penalty prior to the termination date. A Fund may be negatively impacted if a counterparty becomes bankrupt or otherwise fails to perform its obligations.

At May 31, 2017, none of the Funds had any unrealized appreciation on swaps with a single counterparty which exceeded 5% of each Fund's net assets.

•  Geographic Concentration Risk

Certain Funds that focus their investments in companies economically tied to particular foreign countries or geographic regions may be particularly susceptible to political, social, economic or regulatory events affecting those countries or regions. The performance of such Funds may be more volatile than a more geographically diversified fund.

•  Foreign Currency and Currency Hedging Risk

Certain of the Funds' investments may be denominated in foreign currencies. Investments denominated in foreign currencies are exposed to more risk than those investments denominated in U.S. dollars. The value of an investment denominated in a foreign currency could change significantly as foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign currency losses could offset or exceed any potential gains, or add to losses, in the related investments. Regulatory fees or higher custody fees maybe imposed on foreign currency holdings.

136 :: MAY 31, 2017 :: NOTES TO FINANCIAL STATEMENTS PROSHARES TRUST

Hedged FTSE Europe ETF and Hedged FTSE Japan ETF seek to mitigate these foreign currency risks by using short positions in currency forward contracts; such short positions should increase in value when a foreign currency rate decreases versus the U.S. dollar and should decrease in value in when a foreign currency rate increases versus the U.S. dollar, thereby mitigating potential gains and losses in the equity positions of the Fund arising from fluctuations in currency rates. There is no guarantee that the currency forwards will completely eliminate the currency rate risk of the equity positions. Currency hedging may also limit potential gains from the exposure to the equity securities if foreign currencies appreciate or remain unchanged.

•  Liquidity Risk

In certain circumstances, such as the disruption of the orderly markets for the securities in which a Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of the Advisor. Markets for the securities in which a Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain securities would likely reduce the liquidity of those securities. These situations may prevent a Fund from limiting losses, realizing gains or achieving a high correlation with its benchmark.

•  Debt Instrument Risk

Certain Funds invest in, or seek exposure to, debt instruments. Debt instruments may have varying levels of sensitivity to changes in interest rates and other factors. In addition, changes in the credit quality of the issuer of a debt instrument (including a default) can also affect the price of a debt instrument, as can an issuer's default on its payment obligations. These factors may cause the value of an investment in a Fund to change.

•  Breakeven Inflation Investing Risk

Inflation Expectations ETF seeks investment results, before fees and expenses, that track the performance of the Citi 30-Year TIPS (Treasury Rate-Hedged) Index. The Citi 30-Year TIPS (Treasury Rate-Hedged) Index tracks the performance of long positions in the most recently issued 30-year Treasury Inflation-Protected Securities ("TIPS") bond and duration-adjusted short positions in U.S. Treasury bonds of, in aggregate, approximate equivalent duration dollars to the TIPS. The Citi 30-Year TIPS (Treasury Rate-Hedged) Index seeks to achieve an overall duration dollar amount of zero. The difference in yield (or spread) between these bonds (Treasury yield minus TIPS yield) is commonly referred to as a "breakeven rate of inflation" ("BEI") and is considered to be a measure of the market's expectations for inflation over the relevant period. The level of the Citi 30-Year TIPS (Treasury Rate-Hedged) Index (and the Fund) will fluctuate based on changes in the value of the underlying bonds, which will likely not be the same on a percentage basis as changes in the BEI. The Citi 30-Year TIPS (Treasury Rate-Hedged) Index is not designed to measure or predict the realized rate of inflation, nor does it seek to replicate the returns of any price index or measure of actual consumer price levels. Changes in the BEI are based on the TIPS and U.S. Treasury markets, interest rate and inflation expectations, and fiscal and monetary policy. There is no guarantee that these factors will combine to produce any particular directional changes in the Citi 30-Year TIPS (Treasury Rate-Hedged) Index over time, or that the Fund will retain any appreciation in value over extended periods of time, or that the returns of the Citi 30-Year TIPS (Treasury Rate-Hedged) Index or the Fund will track or outpace the realized rate of inflation, or any price index or measure of actual consumer price levels. It is possible that the returns of the Citi 30-Year TIPS (Treasury Rate-Hedged) Index or the Fund will not correlate to (or may be the opposite of) the change in the realized rate of inflation, or any price index, or measure of actual consumer price levels. Furthermore, while the BEI provides exposure to inflation expectations, it may also be influenced by other factors, including premiums related to liquidity for certain bonds as well as premiums surrounding the uncertainty of future inflation. These other factors may impact the level of the Citi 30-Year TIPS (Treasury Rate-Hedged) Index or the value of the Fund in unexpected ways and may cancel out or even reverse the impact of changes in inflation expectations. As a result, an investment in the Fund may not serve as an effective hedge against inflation.

•  Affiliated Fund Risk

Morningstar Alternatives Solution ETF invests exclusively in Underlying ETFs that are affiliated with the Advisor. The use of affiliated Underlying ETFs may subject the Advisor to potential conflicts of interest; for example, the fees paid to the Advisor or its affiliates by certain Underlying ETFs may be higher than on other Underlying ETFs. In addition, if an Underlying ETF holds interests in another affiliated ETF, the Fund may be prohibited from purchasing shares of that Underlying ETF.

•  Subsidiary Investment Risk

Changes in the laws of the United States and/or the Cayman Islands, under which the Managed Futures Strategy ETF and K-1 Free Crude Oil Strategy ETF and their Subsidiaries are organized, respectively, could result in the inability of the Funds to operate as intended and could negatively affect the Funds and their shareholders. The Subsidiaries are not registered under the 1940 Act and are not subject to all the investor protections of the 1940 Act. Thus, the Funds, as an investor in the Subsidiaries, will not have all the protections offered to investors in registered investment companies.

PROSHARES TRUST NOTES TO FINANCIAL STATEMENTS :: MAY 31, 2017 :: 137

•  Investment in Underlying ETFs Risk

Morningstar Alternatives Solution ETF expects to invest substantially all of its assets in Underlying ETFs and an investment in the Fund is subject to the risks associated with such Underlying ETFs. An investment in the Fund will entail more direct and indirect costs and expenses than a direct investment in the Underlying ETFs. For example, the Fund indirectly pays not only a portion of the expenses (including operating expenses and management fees) incurred by the Underlying ETFs, but its own expenses as well. One Underlying ETF may buy the same securities that another Underlying ETF sells. Also, taxable distributions made by the Underlying ETFs could cause the Fund to make a taxable distribution to its shareholders.

•  Risks Associated with the Use of Commodity Futures Contracts

Managed Futures Strategy ETF and K-1 Free Crude Oil Strategy ETF obtain investment exposure through commodity futures and do not invest directly in physical commodities. K-1 Free Crude Oil Strategy ETF does not invest in nor seek exposure to the current "spot" or cash price of physical crude oil. Crude oil futures contracts typically perform very differently from, and commonly underperform, the spot price of crude oil due to current (and futures expectations of) factors such as storage costs, supply and demand and geopolitical risks. Investing in futures contracts may be considered aggressive and may expose the Fund to greater risks than investing directly in securities or other instruments. These risks include counterparty risk and liquidity risk (each as discussed below). Because futures contracts often require limited initial investment, the use of futures contracts also may expose the Fund to losses in excess of those amounts initially invested.

•  Active Management Risk

The performance of actively managed funds (Managed Futures Strategy ETF, K-1 Fee Crude Oil Strategy ETF and CDS Short North American HY Credit ETF) reflect, in part, the ability of the Advisor to select investments and make investment decisions that are suited to achieving a Fund's investment objective. The Advisor's judgments about a Fund's investments may prove to be incorrect. If the investments selected and strategies employed by a Fund fail to produce the intended results, the Fund could underperform other funds with a similar investment objective and/or strategies.

•  Commodity Market Risk

The value of Commodity Futures typically is based in great part upon the price movements of a physical commodity and the market's expectations for such moves in the future. The prices of Commodity Futures may fluctuate quickly and dramatically and may not correlate to price movements in other asset classes. Global events such as government interventions, treaties and trading, inter- or intrastate conflict, weather or other natural disasters, changes in supply or production, changes in activity of crude oil commodity producing companies, countries and/or organizations, and changes in speculators' and/or investor's demand can cause extreme levels of volatility. Furthermore, since commodities are generally denominated in USD, a strengthening US dollar can also cause significant declines in commodity prices. An active trading market may not exist for certain commodities. Each of these factors and events could have a significant negative impact on a Fund.

•  Rolling Futures Contract Risk

Managed Futures Strategy ETF (directly and through its investment in the Subsidiary) and K-1 Free Crude Oil Strategy ETF (through its investment in the Subsidiary) have exposure to futures contracts and are subject to risks related to "rolling" of such contracts. A Fund does not intend to hold futures contracts through their expiration date, but instead intends to "roll" its futures positions. Rolling occurs when a Fund closes out of futures contracts as they near their expiration date and are replaced with contracts that have a later expiration date. When the market for these futures contracts is such that the prices are higher in the more distant delivery months than in the nearer delivery months, the sale during the course of the rolling process of the more nearby contract would take place at a price that is lower than the price of the more distant contract. This pattern of higher futures contract prices for longer expiration contracts is often referred to as "contango." Alternatively, when the market for futures contracts is such that the prices are higher in the nearer months than in the more distant months, the sale during the course of the rolling process of the more nearby contract would take place at a price that is higher than the price of the more distant contract. This pattern of higher futures prices for shorter expiration futures contracts is referred to as "backwardation." Extended periods of contango or backwardation have occurred in the past and can in the future cause significant losses for a Fund. The Advisor will utilize active management techniques to seek to mitigate the negative impact or, in certain cases, benefit from the contango or backwardation present in the various futures contract markets, but there can be no guarantee that it will be successful in doing so.

•  Risks Specific to the Crude Oil Markets

Several factors may affect the price of crude oil and, in turn, the WTI crude oil futures contracts and other assets, if any, owned by the Fund. These factors include, but are not limited to, significant increases or decreases in the available supply or demand of crude oil, storage costs, technological factors related to new or improved extraction, refining and processing equipment and/or methods, a significant change in the attitude of speculators and investors towards crude oil, large purchases or sales of crude oil by governments or large institutions, other political factors such as new regulations or political discord in oil producing countries, as well as a significant increase or decrease in crude oil hedging activity by crude oil producers.

138 :: MAY 31, 2017 :: NOTES TO FINANCIAL STATEMENTS PROSHARES TRUST

15. Indemnifications

Under the Trust's organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that contain a variety of representations which provide general indemnifications. The Trust's maximum exposure under these arrangements cannot be known; however, the Trust expects any risk of loss to be remote.

16. Subsequent Events

The Board is currently considering a draft Plan of Liquidation and Termination (the "Plan") which, if approved, would lead to the closure and liquidation of ProShares Hedged FTSE Europe ETF, ProShares Hedged FTSE Japan ETF, ProShares USD Covered Bond, ProShares German Sovereign/Sub-Sovereign ETF, (together, the "Liquidating Funds").

Subject to the Board's approval of the Plan, the Liquidating Funds are expected to halt trading in early September 2017. Any shareholders remaining in the Liquidating Funds on the distribution date, also expected to occur in September 2017, will automatically have their shares redeemed for cash at the net asset value per share as of the liquidation date.

PROSHARES TRUST NOTES TO FINANCIAL STATEMENTS :: MAY 31, 2017 :: 139

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of ProShares Trust and the Shareholders of each of the twenty-eight funds listed below

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments (or summary schedules of portfolio investments for the Funds indicated with an asterisk below), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial positions of each of the following twenty-eight funds

S&P 500 Dividend Aristocrats ETF (1)
S&P MidCap 400 Dividend Aristocrats ETF (1)
Russell 2000 Dividend Growers ETF (1)
MSCI EAFE Dividend Growers ETF (1)
MSCI Europe Dividend Growers ETF (2)
MSCI Emerging Markets Dividend Growers ETF (3)
Morningstar Alternatives Solution ETF (1)
DJ Brookfield Global Infrastructure ETF (1)
Global Listed Private Equity ETF (1)
Large Cap Core Plus (1)*
S&P 500 Ex-Energy ETF (4)*
S&P 500 Ex-Financials ETF (4)*
S&P 500 Ex-Health Care ETF (4)*
S&P 500 Ex-Technology ETF (4)*
Hedged FTSE Europe ETF (5)*
Hedged FTSE Japan ETF (5)*
High Yield — Interest Rate Hedged (1)
Investment Grade — Interest Rate Hedged (1)
Short Term USD Emerging Markets Bond ETF (1)
USD Covered Bond (1)
German Sovereign/Sub-Sovereign ETF (1)
Hedge Replication ETF (1)*
Managed Futures Strategy ETF (6)
Merger ETF (1)
RAFI® Long/Short (1)*
K-1 Free Crude Oil Strategy ETF (7)
Inflation Expectations ETF (1)
CDS Short North American HY Credit ETF (1)

(1)  Statement of changes in net assets is presented for each of the two years in the period ended May 31, 2017

(2)  Statement of changes in net assets is presented for the year ended May 31, 2017 and for the period September 9, 2015 (commencement of operations) through May 31, 2016

(3)  Statement of changes in net assets is presented for the year ended May 31, 2017 and for the period January 25, 2016 (commencement of operations) through May 31, 2016

(4)  Statement of changes in net assets is presented for the year ended May 31, 2017 and for the period September 22, 2015 (commencement of operations) through May 31, 2016

(5)  Statement of changes in net assets is presented for the year ended May 31, 2017 and for the period June 23, 2015 (commencement of operations) through May 31, 2016

(6)  Statement of changes in net assets is presented for the year ended May 31, 2017 and for the period February 17, 2016 (commencement of operations) through May 31, 2016

(7)  Statement of changes in net assets is presented for the period September 26, 2016 (commencement of operations) through May 31, 2017

(hereafter referred to as the "Funds") as of May 31, 2017, the results of each of their operations for the year then ended (or for K-1 Free Crude Oil Strategy ETF, the period from September 26, 2016 (the commencement of operations) through May 31, 2017), the changes in each of their net assets for the respective periods described in (1) — (7) above, and the financial highlights for each of the periods presented therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of May 31, 2017 by correspondence with the custodian and brokers, provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

Baltimore, Maryland
July 28, 2017

140 :: REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM PROSHARES TRUST

Federal Tax Information

Pursuant to Section 853 of the Internal Revenue Code, the ProShares MSCI EAFE Dividend Growers ETF, ProShares MSCI Europe Dividend Growers ETF, ProShares MSCI Emerging Markets Dividend Growers ETF, ProShares Morningstar Alternatives Solution ETF, ProShares Global Listed Private Equity ETF, ProShares Hedged FTSE Europe ETF and ProShares Hedged FTSE Japan ETF funds elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. For the tax year ended October 31, 2016, the foreign tax credit for the Funds was $51,271, $9,378, $12,345, $3,186, $10,905, $42,958 and $46,582, respectively.

Funds with Short-Term Capital Gain Designation

For the tax year ended October 31, 2016, the Funds do not have any ordinary distributions paid during the Trust's tax year that are from qualified short-term capital gain. The Funds designate up to the maximum amount of Qualified Short-Term Gains.

Funds with Equalization

For the tax year ended October 31, 2016, the following Fund utilized equalization to offset long-term capital gains with the amounts stated below:

Fund	Long-Term
Managed Futures Strategy ETF	$2,291

Tax Return of Capital—Section 19 Notice

The following information concerns the source of distributions paid to shareholders of record as follows:

Ticker	Fund Name	CUSIP
ALTS	ProShares Morningstar Alternatives Solution ETF	74347	B813

Record Date	Pay Date	Source of Distribution[1]	Distribution	% of Distribution
Dec. 28, 2016	Dec. 30, 2016	Estimated Net Investment Income	$0.137149	96.92%
		Estimated Return of Capital	$0.004365	3.08%
		Total (per share)	$0.141514	100%
Oct. 5, 2016	Oct. 11, 2016	Estimated Net Investment Income	$0.155866	96.92%
		Estimated Return of Capital	$0.004961	3.08%
		Total (per share)	$0.160827	100%
July 6, 2016	July 12, 2016	Estimated Net Investment Income	$0.108647	96.92%
		Estimated Return of Capital	$0.003458	3.08%
		Total (per share)	$0.112105	100%
April 5, 2016	Apr. 11, 2016	Estimated Net Investment Income	$0.067276	96.92%
		Estimated Return of Capital	$0.002141	3.08%
		Total (per share)	$0.069417	100%

Ticker	Fund Name	CUSIP
PEX	ProShares Global Listed Private Equity ETF	74348	A533

Record Date	Pay Date	Source of Distribution[1]	Distribution	% of Distribution
Dec. 23, 2016	Dec. 30, 2016	Estimated Net Investment Income	$0.257782	70.71%
		Estimated Return of Capital	$0.106757	29.29%
		Total (per share)	$0.364539	100%
Sept. 23, 2016	Sept. 29, 2016	Estimated Net Investment Income	$0.457612	70.71%
		Estimated Return of Capital	$0.189515	29.29%
		Total (per share)	$0.647127	100%

PROSHARES TRUST MISC. INFORMATION (UNAUDITED) :: 141

Record Date	Pay Date	Source of Distribution[1]	Distribution	% of Distribution
June 24, 2016	June 30, 2016	Estimated Net Investment Income	$0.363614	70.71%
		Estimated Return of Capital	$0.150587	29.29%
		Total (per share)	$0.514201	100%
March 28, 2016	April 1, 2016	Estimated Net Investment Income	$0.111724	70.71%
		Estimated Return of Capital	$0.046269	29.29%
		Total (per share)	$0.157993	100%

Ticker	Fund Name	CUSIP
HGEU	ProShares Hedged FTSE Europe ETF	74347	B615

Record Date	Pay Date	Source of Distribution[1]	Distribution	% of Distribution
Dec. 23, 2016	Dec. 30, 2016	Estimated Net Investment Income	$0.076603	98.97%
		Estimated Return of Capital	$0.000797	1.03%
		Total (per share)	$0.07740	100%
Sept. 23, 2016	Sept. 29, 2016	Estimated Net Investment Income	$0.500776	98.97%
		Estimated Return of Capital	$0.005213	1.03%
		Total (per share)	$0.505989	100%
June 24, 2016	June 30, 2016	Estimated Net Investment Income	$1.052934	98.97%
		Estimated Return of Capital	$0.010961	1.03%
		Total (per share)	$1.063895	100%
March 28, 2016	April 1, 2016	Estimated Net Investment Income	$0.152937	98.97%
		Estimated Return of Capital	$0.001592	1.03%
		Total (per share)	$0.154529	100%

1  The amounts and sources of distributions reported in this notice are estimates, are not being reported for tax reporting purposes and may later be determined to be from taxable net investment income, short-term gains, long-term gains (to the extent permitted by law), and return of capital. Return of capital may occur for example, when some or all of the money that you invested in the Fund is paid back to you. The actual amounts and sources for tax reporting purposes will depend upon the Fund's investment experience during the remainder of the year and may be subject to changes based on tax regulations. You will receive a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes. As a result, shareholders should not use this distribution information for tax reporting purposes.

Proxy Voting Information

A description of the Trust's (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Trust voted any proxies related to portfolio securities for the prior twelve-month period ended June 30, is available by August 31 of each year, without charge, upon request by contacting the Fund directly at 1-866-PRO-5125 or on the Securities and Exchange Commission ("SEC") Website (http://www.sec.gov).

Quarterly Portfolio Holdings Information

The Trust will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Trust's Form N-Q will be available on the SEC's Website at http://www.sec.gov. The Trust's Form N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Premium/Discount Information

Information about the differences between the daily market price on the secondary markets for shares of a Fund and the Fund's net asset value may be found on the website at www.ProShares.com

142 :: MISC. INFORMATION (UNAUDITED) PROSHARES TRUST

Name, Address and Birth Date	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios* in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees
William D. Fertig c/o ProFunds 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 9/56	Trustee	Indefinite; June 2011 to present	Context Capital Management (Alternative Asset Management): Chief Investment Officer (September 2002 to present)	ProShares (124) ProFunds (112) Access One Trust (3)	Key Energy Services
Russell S. Reynolds, III c/o ProFunds 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 7/57	Trustee	Indefinite; November 2005 to present	RSR Partners, Inc. (Executive Recruitment): Managing Director (May 2007 to present)	ProShares (124) ProFunds (112) Access One Trust (3)	RSR Partners, Inc.
Michael C. Wachs c/o ProFunds 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 10/61	Trustee	Indefinite; November 2005 to present	Linden Lane Capital Partners LLC (Real Estate Investment and Development): Managing Principal (2010 to present)	ProShares (124) ProFunds (112) Access One Trust (3)	NAIOP (The Commercial Real Estate Development Association)
Interested Trustee
Michael L. Sapir** 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 5/58	Trustee and Chairman	Indefinite; 2002 to present	Chairman and Chief Executive Officer of the Advisor (November 2005 to present); ProFund Advisors LLC (April 1997 to present); and ProShare Capital Management LLC (August 2008 to present)	ProShares (124) ProFunds (112) Access One Trust (3)

*  Represents number of operational portfolios in Fund complex overseen by Trustee.

**  Mr. Sapir is an "interested person," as defined by the 1940 Act, because of his ownership interest in the Advisor.

The Statement of Additional Information ("SAI") includes additional information about the Trust's Trustees and is available, without charge, upon request by contacting the Fund directly at 1-866-PRO-5125.

PROSHARES TRUST TRUSTEES AND EXECUTIVE OFFICERS (UNAUDITED) :: 143

Name, Address and Birth Date	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Officers
Todd B. Johnson 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 1/64	President	Indefinite; January 2014 to present	Chief Investment Officer of the Advisor (December 2008 to present); ProFund Advisors LLC (December 2008 to present); and ProShare Capital Management LLC (February 2009 to present)
Charles S. Todd Three Canal Plaza, Suite 100 Portland, ME 04101 Birth Date: 9/71	Treasurer	Indefinite; December 2008 to present	Business Head – Treasurer Services, Foreside Management Services, LLC, formerly serving as Director (December 2008 to present)
Victor M. Frye, Esq. 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 10/58	Chief Compliance Officer and AML Officer	Indefinite; November 2005 to present	Counsel and Chief Compliance Officer of the Advisor (December 2004 to present) and ProFund Advisors LLC (October 2002 to present); Secretary of ProFunds Distributors, Inc. (April 2008 to present)
Richard F. Morris 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 8/67	Chief Legal Officer and Secretary	Indefinite; December 2015 to present

General Counsel of the Advisor; ProFund Advisors LLC; and ProShare Capital Management LLC (December 2015 to present); Chief Legal Officer of ProFunds Distributors, Inc. (December 2015 to present); Partner at Morgan Lewis & Bockius, LLP (October 2012 to November 2015); General Counsel, Wisdom Tree Asset Management (October 2010 to October 2012)

144 :: TRUSTEES AND EXECUTIVE OFFICERS (UNAUDITED) PROSHARES TRUST

ProShares Trust

7501 Wisconsin Avenue, Suite 1000E, Bethesda, MD 20814

866.PRO.5125 866.776.5125

ProShares.com

Strategic ETFs seek returns that are either 1x or -1x the return of an index or other benchmark (target) for a single day, as measured from one NAV calculation to the next. Due to the compounding of daily returns, ProShares' returns over periods other than one day will likely differ in amount and possibly direction from the target return for the same period. These effects may be more pronounced in funds with inverse multiple and in funds with volatile benchmarks. Investors should monitor their holdings consistent with their strategies, as frequently as daily. For more on correlation, leverage and other risks, please read the prospectus.

This report is submitted for the general information of the shareholders of ProShares. It is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus. To obtain the most recent month end performance information for each ETF, visit ProShares.com.

"S&P Merger Arbitrage", "S&P 500® Dividend Aristocrats® ", "S&P Strategic Futures Index", "S&P MidCap 400® Dividend Aristocrats® ", certain "S&P Select Industry Indices", "S&P 500 Ex-Energy Index", "S&P 500 Ex-Financials & Real Estate Index", "S&P 500 Ex-Health Care Index", "S&P 500 Ex-Information Technology & Telecommunication Services Index"and "Dow Jones Brookfield Global Infrastructure Composite Index" are products of S&P Dow Jones Indices LLC and its affiliates. The "Russell 2000® Dividend Growth Index" is a trademark of Russell Investment Group. "MSCI EAFE Dividend Masters Index", "MSCI Europe Dividend Masters Index" and "MSCI Emerging Markets Dividend Masters Index" are service marks of MSCI. "Credit Suisse 130/30 Large Cap IndexTM" is a trademark of Credit Suisse Securities (USA) LLC or one of its affiliates. "Research Affiliates Fundamental Index® " and "RAFI® " are trademarks of Research Affiliates, LLC. "Merrill Lynch Factor Model - Exchange Series", "Merrill Lynch Factor Model® " and "Merrill Lynch InternationalTM" are intellectual property of Merrill Lynch, Pierce, Fenner & Smith IncorporatedTM or its affiliates ("BofAML"). "Solactive® " is a trademark of Solactive AG. "CITI" is a trademark and service mark of Citigroup Inc. or its affiliates, and is used and registered throughout the world. "LPX® Direct Listed Private Equity Index" and "LPX® " are registered trademarks of LPX GmbH. "Deutsche Bank" and "DBIQ Short Duration Emerging Market Bond IndexSM" are service marks of Deutsche Bank AG. "Bloomberg®", "Bloomberg Commodity IndexSM" and the names identifying each of the individual Bloomberg Commodity Subindexes are trademarks or service marks of Bloomberg Finance L.P. and its affiliates (collectively, "Bloomberg"). "Morningstar® Diversified Alternatives IndexSM" is a product of Morningstar, Inc. "FTSE Developed Europe 100% Hedged to USD Index", "FTSE Developed Europe All Cap Index" and "FTSE Japan 100% Hedged to USD Index" are trademarks of the FTSE International Limited ("FTSE"). All have been licensed for use by ProShares. "FTSE® " is a trademark of the London Stock Exchange plc and The Financial Times Limited and is used by FTSE International Limited ("FTSE") under license. "iBoxx® " is a registered trademark of Markit North America Inc. ProShares have not been passed on by these entities or their subsidiaries or affiliates as to their legality or suitability. ProShares are not sponsored, endorsed, sold or promoted by these entities or their subsidiaries or affiliates, and they make no representation regarding the advisability of investing in ProShares. THESE ENTITIES AND THEIR SUBSIDIARIES AND AFFILIATES MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO PROSHARES.

© 2017 ProShare Advisors LLC. All rights reserved.  PSSAN0517

ANNUAL REPORT

MAY 31, 2017

Geared

Short MarketCap

SH  Short S&P500®

PSQ  Short QQQ®

DOG  Short Dow30SM

MYY  Short MidCap400

RWM  Short Russell2000

SBB  Short SmallCap600

SDS  UltraShort S&P500®

QID  UltraShort QQQ®

DXD  UltraShort Dow30SM

MZZ  UltraShort MidCap400

TWM  UltraShort Russell2000

SDD  UltraShort SmallCap600

SPXU  UltraPro Short S&P500®

SQQQ  UltraPro Short QQQ®

SDOW  UltraPro Short Dow30SM

SMDD  UltraPro Short MidCap400

SRTY  UltraPro Short Russell2000

Short Sector

SBM  Short Basic Materials

SEF  Short Financials

DDG  Short Oil & Gas

REK  Short Real Estate

KRS  Short S&P Regional Banking

SMN  UltraShort Basic Materials

BIS  UltraShort Nasdaq Biotechnology

SZK  UltraShort Consumer Goods

SCC  UltraShort Consumer Services

SKF  UltraShort Financials

GDXS  UltraShort Gold Miners

RXD  UltraShort Health Care

SIJ  UltraShort Industrials

DUG  UltraShort Oil & Gas

SOP  UltraShort Oil & Gas Exploration & Production

SRS  UltraShort Real Estate

SSG  UltraShort Semiconductors

REW  UltraShort Technology

SDP  UltraShort Utilities

ZBIO  UltraPro Short Nasdaq Biotechnology

FINZ  UltraPro Short Financial Select Sector

Short International

EFZ  Short MSCI EAFE

EUM  Short MSCI Emerging Markets

YXI  Short FTSE China 50

EFU  UltraShort MSCI EAFE

EEV  UltraShort MSCI Emerging Markets

EPV  UltraShort FTSE Europe

BZQ  UltraShort MSCI Brazil Capped

FXP  UltraShort FTSE China 50

EWV  UltraShort MSCI Japan

SMK  UltraShort MSCI Mexico Capped IMI

Short Fixed Income

TBX  Short 7-10 Year Treasury

TBF  Short 20+ Year Treasury

SJB  Short High Yield

TBZ  UltraShort 3-7 Year Treasury

PST  UltraShort 7-10 Year Treasury

TBT  UltraShort 20+ Year Treasury

TPS  UltraShort TIPS

TTT  UltraPro Short 20+ Year Treasury

Ultra MarketCap

SSO  Ultra S&P500®

QLD  Ultra QQQ®

DDM  Ultra Dow30SM

MVV  Ultra MidCap400

UWM  Ultra Russell2000

SAA  Ultra SmallCap600

UPRO  UltraPro S&P500®

TQQQ  UltraPro QQQ®

UDOW  UltraPro Dow30SM

UMDD  UltraPro MidCap400

URTY  UltraPro Russell2000

Ultra Sector

UYM  Ultra Basic Materials

BIB  Ultra Nasdaq Biotechnology

UGE  Ultra Consumer Goods

UCC  Ultra Consumer Services

UYG  Ultra Financials

GDXX  Ultra Gold Miners

GDJJ  Ultra Junior Miners

RXL  Ultra Health Care

UXI  Ultra Industrials

DIG  Ultra Oil & Gas

UOP  Ultra Oil & Gas Exploration & Production

URE  Ultra Real Estate

KRU  Ultra S&P Regional Banking

USD  Ultra Semiconductors

ROM  Ultra Technology

LTL  Ultra Telecommunications

UPW  Ultra Utilities

UBIO  UltraPro Nasdaq Biotechnology

FINU  UltraPro Financial Select Sector

Ultra International

EFO  Ultra MSCI EAFE

EET  Ultra MSCI Emerging Markets

UPV  Ultra FTSE Europe

UBR  Ultra MSCI Brazil Capped

XPP  Ultra FTSE China 50

EZJ  Ultra MSCI Japan

UMX  Ultra MSCI Mexico Capped IMI

Ultra Fixed Income

UST  Ultra 7-10 Year Treasury

UBT  Ultra 20+ Year Treasury

UJB  Ultra High Yield

PROSHARES TRUST  Distributor: SEI Investments Distribution Co.

TABLE OF CONTENTS

I	Shareholder Letter
II	Management Discussion of Fund Performance
CII	Expense Examples
1	Schedule of Portfolio Investments
2	Geared
177	Statements of Assets and Liabilities
194	Statements of Operations
211	Statements of Changes in Net Assets
244	Financial Highlights
291	Notes to Financial Statements
328	Report of Independent Registered Public Accounting Firm
329	Federal Tax Information
330	Proxy Voting & Quarterly Portfolio Holdings Information
331	Trustees and Executive Officers of ProShares Trust

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DEAR SHAREHOLDER:

I am pleased to present the ProShares Trust Annual Report for the twelve months ended May 31, 2017.

Equity Markets Strong across the Board

It was a strong period for U.S. equities, though not without its challenges. Stocks reeled and rapidly recovered from the Brexit vote in June 2016. Markets also endured a tumultuous and uncertain U.S. election season during the second half of the year. But President Trump's victory in November kicked off what would become a broad-based equity rally that remained in effect the rest of the period. Large-, mid- and small-cap stocks all turned in solid results. The S&P 500® and the Dow® were up 17.5% and 21.2%, respectively, while the S&P MidCap 400® gained 17.2% and the Russell 2000® Index rose 20.3%. The U.S. economy expanded during the first quarter of 2017, with real GDP increasing at an annual rate of 1.2%. This was down from fourth quarter 2016 results, however, which saw GDP increase by 2.1%.

Nine of 10 Dow Jones U.S. Industry Indices gained during the twelve-month period. Technology, industrials and financials were in the lead, up 35.4%, 21.5% and 18.5%, respectively. Health care and telecommunications were the laggards, returning 9.3% and 1.6%. Oil & Gas was the sole loser, declining 1.7% during the period.

Stocks outside the United States turned in firmly positive results. The MSCI EAFE Index, which tracks developed markets outside North America, rose 16.4%, boosted by a strong 17% return in European equities, as measured by the MSCI Europe Index. Strong earnings momentum helped drive returns in Japan, and low valuations and relatively stable commodity prices contributed to a renewed appeal in emerging markets. Japan was up 15%, as measured by the MSCI Japan Index. Emerging markets, which shook off a sharp decline after the U.S. presidential election, returned a remarkable 27.4% for the period, according to the MSCI Emerging Markets Index.

Despite its relative strength in November and December, the U.S. dollar ended the period down 0.30%, as measured by Bloomberg Dollar Spot Index.

Bond Markets Mixed

The Fed hiked its Fed Funds overnight lending rate in both December and March. Corporate credit, particularly the high-yield bond market, rose during the 12-month period. Treasurys declined amid positive economic sentiment and factors supporting a firmer outlook for inflation. The Markit iBoxx $ Liquid Investment Grade Index was up 4.2%. High-yield bonds benefitted from strong equity market tailwinds, rising 12%, as measured by the Markit iBoxx $ Liquid High Yield Index. Longer-dated Treasurys suffered more than those of shorter duration, with the Ryan Labs Treasury 30 Year and 10 Year Indexes down 2.8% and 1.8%, respectively. The Barclays U.S. Aggregate Bond Index rose 1.6%.

ProShares Lineup Continues to Expand

At the forefront of the ETF revolution since 2006, ProShares celebrated its 10th anniversary this year. ProShares offers one of the largest lineups of ETFs, with more than $27 billion in assets, and is the leader in strategies such as dividend growth, alternative and geared (leveraged and inverse). Assets in our Dividend Growers suite grew substantially over the last twelve months, ending the period at just under $4 billion. And with interest rates on the move, there was significant interest in our Interest Rate Hedge Bond suite, which more than doubled in assets under management. ProShares also launched the only K-1 free U.S. crude oil ETF, which allows investors to avoid the complicated tax reporting of most other crude oil funds.

Thank you for investing in ProShares. We appreciate your continued trust and confidence.

Sincerely,

Michael L. Sapir

Chairman of the Board of Trustees

PROSHARES.COM :: I

MANAGEMENT DISCUSSION
OF FUND PERFORMANCE

II :: MAY 31, 2017 :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

Investment Strategies and Techniques — Geared Funds:

Ninety six (96) ProShares Geared exchange-traded funds ("ETFs") were in existence for the entire period covered by this annual report (each ProShares Geared ETF, a "Fund" and, collectively, the "Funds").

Each Geared Fund seeks daily investment results, before fees and expenses, that correspond to a multiple (i.e., 3x or 2x), the inverse (i.e., -1x) or an inverse multiple (i.e., -3x or -2x) of the daily performance of an underlying index. This means the Funds seek investment results for a single day only, as measured from the time the Fund calculates its net asset value ("NAV") to the time of the Fund's next NAV calculation, not for longer periods. The return of such Fund for a period longer than a single day will be the result of each day's returns compounded over the period, which will very likely differ from the Fund's stated leveraged, inverse, or inverse leveraged multiple times the return of the Fund's index for that period. During periods of higher market volatility, the volatility of a Fund's index may affect the Fund's return as much as or more than the return of the index.

ProShare Advisors LLC ("PSA"), the Funds' investment adviser, uses a passive approach in seeking to achieve the investment objective of each Geared Fund. Using this approach, PSA determines the type, quantity and mix of investment positions that a Fund should hold to approximate the daily performance of its index.

When managing the Geared Funds, PSA does not invest the assets of the Funds in securities or financial instruments based on its view of the investment merit of a particular security, instrument, or company. In addition, PSA does not conduct conventional investment research or analysis; forecast market movements, trends or market conditions; or take defensive positions in managing assets of the Funds.

The Geared Funds make significant use of investment techniques that may be considered aggressive, including the use of swap agreements, futures contracts, forward contracts, and similar instruments (collectively, "derivatives"). Funds using these techniques are exposed to risks different from, or possibly greater than, the risks associated with investing directly in securities, including one or more of the following: counterparty risk (i.e., the risk that a counterparty is unable or unwilling to make timely payments) on the amount the Fund expects to receive from a derivatives counterparty, liquidity risk (i.e., the ability of a Fund to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of PSA), and increased correlation risk (i.e., the Fund's ability to achieve a high degree of correlation with its index). If a counterparty becomes bankrupt, or fails to perform its obligations, the value of an investment in the Fund may decline. With respect to swaps and forward contracts, the Funds seek to mitigate these risks by generally requiring derivatives counterparties to post collateral for the benefit of each Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owes the Fund, subject to certain minimum thresholds.

The Funds primarily enter into derivatives with counterparties that are major global financial institutions. Any costs associated with using derivatives will have the effect of lowering the Fund's return.

Factors that Materially Affected the Performance of Each Fund during the Year Ended May 31, 20171:

Primary factors affecting Fund performance, before fees and expenses, include the following: the total return of the securities and derivatives (if any) held by the Fund, including the performance of the reference assets to which any derivatives are linked, financing rates paid or earned by the Fund associated with cash and, in certain cases, derivative positions; stock dividends, premiums and bond yields paid or earned by the Fund (including those included in the total return of derivatives contracts); the types of derivative contracts (if any) used by the Fund and their correlation to the relevant index or asset fees, expenses, and transaction costs; other miscellaneous factors; and, in the case of the Geared Funds, the volatility of the Fund's index (and its impact on compounding).

•  Index Performance: The performance of each Geared Fund's index and, in turn, the factors and market conditions affecting that index are principal factors driving Fund performance.2

•  Compounding of Daily Returns and Volatility: Each Geared Fund seeks to return a multiple (i.e., 3x or 2x), the inverse (i.e., -1x) or an inverse multiple (i.e., -3x or -2x) of its index return for a single day only. For longer periods, performance may be greater than or less than the one-day multiple times the index return. This is due to the effects of compounding, which exists in all investments, but has a more significant impact on geared funds. In general, during periods of higher index volatility, compounding will cause Fund performance for periods longer than a single day to be more or less than the multiple of the return of the index. This effect becomes more pronounced as volatility increases. Conversely, in periods of lower index volatility (particularly when combined with higher index returns), Fund returns over longer periods can be higher than the multiple of the return of the index. Actual results for a particular period, before fees and expenses, are also dependent on the following factors:

  a) period of time; b) financing rates associated with derivatives; c) other Fund expenses; d) dividends and interest paid with respect to the securities in the index, e) the index's volatility; and f) the index's performance. Longer holding periods, higher index volatility, inverse exposure and/or greater leverage each exacerbates the impact of compounding on a Fund's performance. During periods of higher index volatility, the volatility of an index may affect a Fund's return as much as or more than the return of its index. Daily volatility for the U.S. equity markets decreased from a year ago. The volatility for the S&P 500 for the year ended May 31, 2017, was 9.6%, which was lower than the prior year's volatility of 16.7%. The volatility of each index utilized by a Geared Fund is shown below.

1  Past performance is not a guarantee of future results.

2  Indexes do not actually hold a portfolio of securities and/or financial instruments. Indexes do not incur fees, expenses and transaction costs. Fees, expenses and transaction costs incurred by the Funds negatively impact the performance of the Funds relative to their index. Performance of each Fund will generally differ from the performance of the Fund's index.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: MAY 31, 2017 :: III

Underlying Index	One Year Index Volatility
MVISTM Global Junior Gold Miners Index	44.4%
NYSE Arca Gold Miners Index	37.0%
MSCI Brazil 25/50 Index®	32.7%
S&P Oil & Gas Exploration & Production Select Industry Index	30.8%
MSCI Mexico IMI 25/50 Index®	24.4%
S&P Regional Banks Select Industry Index	23.4%
NASDAQ Biotechnology Index®	22.9%
Dow Jones U.S. Select TelecommunicationsSM Index	18.7%
Dow Jones U.S. Oil & GasSM Index	18.4%
FTSE Developed Europe All Cap Index®	17.8%
Dow Jones U.S. SemiconductorsSM Index	17.5%
S&P Financial Select Sector Index	16.1%
MSCI Japan Index®	16.0%
FTSE China 50 Index®	15.8%
Russell 2000® Index	15.4%
S&P SmallCap 600®	15.4%
Dow Jones U.S. Basic MaterialsSM Index	14.5%
Dow Jones U.S. UtilitiesSM Index	14.0%
MSCI EAFE Index®	13.8%
Dow Jones U.S. FinancialsSM Index	13.3%
Dow Jones U.S. Real EstateSM Index	13.3%
MSCI Emerging Markets Index®	13.0%
S&P MidCap 400®	12.8%
Dow Jones U.S. TechnologySM Index	12.3%
ICE U.S. Treasury 20+ Year Bond Index	12.1%
Dow Jones U.S. Health CareSM Index	11.9%
Dow Jones U.S. IndustrialsSM Index	11.7%
NASDAQ-100 Index®	11.4%
Dow Jones U.S. Consumer GoodsSM Index	10.1%
Dow Jones U.S. Consumer ServicesSM Index	9.7%
S&P 500®	9.6%
Dow Jones Industrial AverageSM	9.2%
ICE U.S. Treasury 7-10 Year Bond Index	5.3%
Bloomberg Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series L)	4.1%
Markit iBoxx $ Liquid High Yield Index	3.9%
ICE U.S. Treasury 3-7 Year Bond Index	2.9%
•  Financing Rates Associated with Derivatives: The performance of the Fund was impacted by the related financing costs. Instruments such as futures carry implied financing costs. Forward and swap financing rates are negotiated between the Funds and their counterparties, and are typically set at the one-week/one-month London Interbank Offered Rate ("LIBOR") plus or minus a negotiated spread. The one-week LIBOR appreciated from 0.41% to 0.95% during the fiscal year. The one-month LIBOR also increased during the fiscal year from 0.47% to 1.06%. Each Fund with long exposure via derivatives was generally negatively affected by financing rates. Conversely, most Funds with short/inverse derivative exposure generally benefited from financing rates. However, in low interest rate environments, LIBOR adjusted by the spread may actually result in a Fund with short/inverse exposure also being negatively affected by financing rates.

•  Stock Dividends and Bond Yields: The performance of Funds that provide long or leveraged long exposure was positively impacted by capturing the dividend, premium or income yield of the underlying assets to which they have exposure. The performance of Funds that provide inverse or leveraged inverse exposure was negatively impacted by virtue of effectively having to pay out the dividend, premium or income yield (or a multiple thereof, as applicable) associated with the assets to which they have short exposure.

•  Fees, Expenses, and Transaction Costs: Fees and expenses are listed in the financial statements of each Fund and may generally be higher and thus have a more negative impact on performance than compared to many traditional index-based funds. Daily repositioning of each Fund's portfolio to maintain exposure consistent with its investment objective, high levels of shareholder creation and redemption activity, and use of leverage may lead to commensurate increases in portfolio transactions and transaction costs which negatively impact the daily NAV of each Fund. Transaction costs are not reflected in the Funds' expense ratio. Transaction costs are generally higher for Funds whose indexes are more volatile, that seek to return a larger daily multiple of its index's return, that seek to return an inverse or inverse multiple of its index's return, that invest in foreign securities, and for Funds that hold or have exposure to assets that are comparatively less liquid than other Funds.

IV :: MAY 31, 2017 :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

•  Miscellaneous factors: Each Fund holds a mix of securities and/or derivatives that is designed to provide returns that seek to achieve its investment objective. Certain Geared Funds may obtain exposure to only a representative sample of the securities of their index and may not have investment exposure to all securities of the index or may have weightings that are different from that of its index. Certain Geared Funds may also obtain exposure to securities not contained in the relevant index or in financial instruments, with the intent of obtaining exposure with aggregate characteristics similar to those of a multiple of the Index.

  In addition, certain Funds invested in swap agreements that were based on ETFs that are designed to track the performance of the Fund's index rather than swap agreements that were based on the Fund's index. Because the closing price of an ETF may not perfectly track the performance of its index, there are deviations between the return of a swap whose reference asset is an ETF and the return of a swap based directly on the Fund's index. Thus, the performance of a Fund investing significantly in swap agreements based on an ETF may correlate less with its index than a Fund investing in swap agreements based directly on the Fund's index.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: MAY 31, 2017 :: V

GEARED PROSHARES

ProShares Short S&P500® (the "Fund") seeks daily investment results, before fees and expenses, that correspond to the inverse (–1x) of the daily performance of the S&P 500® (the "Index"). The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for longer periods. The return of the Fund for longer periods will be the result of each day's returns compounded over the period, which may be greater than or less than the Fund multiple times the return of the Index. For the year ended May 31, 2017, the Fund had a total return of –15.49%1. For the same period, the Index had a total return of 17.47%2 and a volatility of 9.57%. For the period, the Fund had an average daily volume of 2,963,470 shares and an average daily statistical correlation of over 0.99 to the inverse of the daily performance of the Index.3

The Fund takes positions in derivatives that, in combination, should have similar daily return characteristics as the inverse of the daily return of the Index. The Index is a measure of large-cap U.S. stock market performance. It is a float-adjusted, market capitalization-weighted index of 500 U.S. operating companies and real estate investment trusts selected through a process that factors in criteria such as liquidity, price, market capitalization and financial viability.

During the year ended May 31, 2017, the Fund invested in swap agreements and futures contracts in order to gain inverse exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund generally benefited from financing rates associated with swap agreements. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Short S&P500® from May 31, 2007 to May 31, 2017, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/17

	One Year	Five Years	Ten Years
ProShares Short S&P500®	-15.49%	-15.06%	-10.09%
S&P 500	17.47%	15.41%	6.93%

Expense Ratios**

Fund	Gross	Net
ProShares Short S&P500®	0.89%	0.89%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2016. Contractual fee waivers are in effect through September 30, 2017. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/17

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(93%)
Futures Contracts	(7%)
Total Exposure	(100%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

S&P 500 – Composition

% of Index
Information Technology	23.2%
Health Care	13.9%
Financials	13.7%
Consumer Discretionary	12.5%
Industrials	10.2%
Consumer Staples	9.4%
Energy	6.0%
Utilities	3.3%
Real Estate	2.9%
Materials	2.8%
Telecommunication Services	2.1%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the lack of ability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

VI :: SH SHORT S&P500® :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares Short QQQ® (the "Fund") seeks daily investment results, before fees and expenses, that correspond to the inverse (–1x) of the daily performance of the NASDAQ-100 Index® (the "Index"). The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for longer periods. The return of the Fund for longer periods will be the result of each day's returns compounded over the period, which may be greater than or less than the Fund multiple times the return of the Index. For the year ended May 31, 2017 the Fund had a total return of –23.67%1. For the same period, the Index had a total return of 29.51%2 and a volatility of 11.35%. For the period, the Fund had an average daily volume of 491,039 shares and an average daily statistical correlation of over 0.99 to the inverse of the daily performance of the Index.3

The Fund takes positions in derivatives that, in combination, should have similar daily return characteristics as the inverse of the daily return of the Index. The Index, a modified market capitalization-weighted index, includes 100 of the largest non-financial domestic and international issues listed on The NASDAQ Stock Market.

During the year ended May 31, 2017, the Fund invested in swap agreements and futures contracts in order to gain inverse exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund generally benefited from financing rates associated with swap agreements. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Short QQQ® from May 31, 2007 to May 31, 2017, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/17

	One Year	Five Years	Ten Years
ProShares Short QQQ®	-23.67%	-18.64%	-15.42%
NASDAQ-100 Index	29.51%	19.59%	12.75%

Expense Ratios**

Fund	Gross	Net
ProShares Short QQQ®	1.02%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2016. Contractual fee waivers are in effect through September 30, 2017. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/17

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(95%)
Futures Contracts	(5%)
Total Exposure	(100%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

NASDAQ-100 Index – Composition

% of Index
Information Technology	58.5%
Consumer Discretionary	22.3%
Health Care	10.4%
Consumer Staples	5.7%
Industrials	2.2%
Telecommunication Services	0.9%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the lack of ability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: SHORT QQQ® PSQ :: VII

ProShares Short Dow30SM (the "Fund") seeks daily investment results, before fees and expenses, that correspond to the inverse (–1x) of the daily performance of the Dow Jones Industrial AverageSM (the "Index"). The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for longer periods. The return of the Fund for longer periods will be the result of each day's returns compounded over the period, which may be greater than or less than the Fund multiple times the return of the Index. For the year ended May 31, 2017, the Fund had a total return of –18.04%1. For the same period, the Index had a total return of 21.16%2 and a volatility of 9.23%. For the period, the Fund had an average daily volume of 698,520 shares and an average daily statistical correlation of over 0.99 to the inverse of the daily performance of the Index.3

The Fund takes positions in derivatives that, in combination, should have similar daily return characteristics as the inverse of the daily return of the Index. The Index is a price-weighted index and includes 30 large-cap, "blue-chip" U.S. stocks, excluding utility and transportation companies.

During the year ended May 31, 2017, the Fund invested in swap agreements and futures contracts in order to gain inverse exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund generally benefited from financing rates associated with swap agreements. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Short Dow30SM from May 31, 2007 to May 31, 2017, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/17

	One Year	Five Years	Ten Years
ProShares Short Dow 30SM	-18.04%	-13.91%	-9.84%
Dow Jones Industrial Average	21.16%	13.95%	7.22%

Expense Ratios**

Fund	Gross	Net
ProShares Short Dow30SM	0.96%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2016. Contractual fee waivers are in effect through September 30, 2017. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/17

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(92%)
Futures Contracts	(8%)
Total Exposure	(100%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Dow Jones Industrial Average – Composition

% of Index
Industrials	21.1%
Information Technology	17.5%
Financials	16.1%
Consumer Discretionary	15.2%
Health Care	13.1%
Consumer Staples	6.9%
Energy	6.0%
Materials	2.6%
Telecommunication Services	1.5%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the lack of ability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

VIII :: DOG SHORT DOW30SM :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares Short MidCap400 (the "Fund") seeks daily investment results, before fees and expenses, that correspond to the inverse (–1x) of the daily performance of the S&P MidCap 400® (the "Index"). The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for longer periods. The return of the Fund for longer periods will be the result of each day's returns compounded over the period, which may be greater than or less than the Fund multiple times the return of the Index. For the year ended May 31, 2017, the Fund had a total return of –16.11%1. For the same period, the Index had a total return of 17.16%2 and a volatility of 12.76%. For the period, the Fund had an average daily volume of 30,294 shares and an average daily statistical correlation of over 0.99 to the inverse of the daily performance of the Index.3

The Fund takes positions in derivatives that, in combination, should have similar daily return characteristics as the inverse of the daily return of the Index. The Index is a measure of mid-size company U.S. stock market performance. It is a float-adjusted, market capitalization-weighted index of 400 U.S. operating companies and real estate investment trusts selected through a process that factors in criteria such as liquidity, price, market capitalization and financial viability.

During the year ended May 31, 2017, the Fund invested in swap agreements and futures contracts in order to gain inverse exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund generally benefited from financing rates associated with swap agreements. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Short MidCap400 from May 31, 2007 to May 31, 2017, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/17

	One Year	Five Years	Ten Years
ProShares Short MidCap400	-16.11%	-15.33%	-12.36%
S&P MidCap 400	17.16%	14.97%	8.14%

Expense Ratios**

Fund	Gross	Net
ProShares Short MidCap400	1.13%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2016. Contractual fee waivers are in effect through September 30, 2017. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/17

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(91%)
Futures Contracts	(9%)
Total Exposure	(100%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

S&P MidCap 400 – Composition

% of Index
Information Technology	18.1%
Financials	16.3%
Industrials	14.6%
Consumer Discretionary	11.6%
Real Estate	9.7%
Health Care	9.1%
Materials	7.9%
Utilities	5.6%
Consumer Staples	3.7%
Energy	3.1%
Telecommunication Services	0.3%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the lack of ability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: SHORT MIDCAP400 MYY :: IX

ProShares Short Russell2000 (the "Fund") seeks daily investment results, before fees and expenses, that correspond to the inverse (–1x) of the daily performance of the Russell 2000® Index (the "Index"). The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for longer periods. The return of the Fund for longer periods will be the result of each day's returns compounded over the period, which may be greater than or less than the Fund multiple times the return of the Index. For the year ended May 31, 2017, the Fund had a total return of –19.27%1. For the same period, the Index had a total return of 20.36%2 and a volatility of 15.42%. For the period, the Fund had an average daily volume of 575,869 shares and an average daily statistical correlation of over 0.99 to the inverse of the daily performance of the Index.3

The Fund takes positions in derivatives that, in combination, should have similar daily return characteristics as the inverse of the daily return of the Index. The Index is a measure of small-cap U.S. stock market performance. It is a float-adjusted, market capitalization-weighted index containing approximately 2000 of the smallest companies in the Russell 3000® Index or approximately 8% of the total market capitalization of the Russell 3000® Index, which in turn represents approximately 98% of the investable U.S. equity market.

During the year ended May 31, 2017, the Fund invested in swap agreements and futures contracts in order to gain inverse exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund generally benefited from financing rates associated with swap agreements. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Short Russell2000 from May 31, 2007 to May 31, 2017, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/17

	One Year	Five Years	Ten Years
ProShares Short Russell2000	-19.27%	-15.68%	-12.88%
Russell 2000 Index	20.36%	14.03%	6.39%

Expense Ratios**

Fund	Gross	Net
ProShares Short Russell2000	1.01%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2016. Contractual fee waivers are in effect through September 30, 2017. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/17

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(94%)
Futures Contracts	(6%)
Total Exposure	(100%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Russell 2000 Index – Composition

% of Index
Financials	18.7%
Information Technology	18.4%
Industrials	14.3%
Health Care	13.0%
Consumer Discretionary	12.4%
Real Estate	8.0%
Materials	4.8%
Utilities	3.8%
Energy	2.9%
Consumer Staples	2.9%
Telecommunication Services	0.8%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the lack of ability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

X :: RWM SHORT RUSSELL2000 :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares Short SmallCap600 (the "Fund") seeks daily investment results, before fees and expenses, that correspond to the inverse (–1x) of the daily performance of the S&P SmallCap 600® (the "Index"). The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for longer periods. The return of the Fund for longer periods will be the result of each day's returns compounded over the period, which may be greater than or less than the Fund multiple times the return of the Index. For the year ended May 31, 2017, the Fund had a total return of –18.69%1. For the same period, the Index had a total return of 19.63%2 and a volatility of 15.41%. For the period, the Fund had an average daily volume of 2,960 shares and an average daily statistical correlation of over 0.99 to the inverse of the daily performance of the Index.3

The Fund takes positions in derivatives that, in combination, should have similar daily return characteristics as the inverse of the daily return of the Index. The Index is a measure of small-cap company U.S. stock market performance. It is a float-adjusted, market capitalization-weighted index of 600 U.S. operating companies selected through a process that factors in criteria such as liquidity, price, market capitalization, financial viability and public float.

During the year ended May 31, 2017, the Fund invested in swap agreements in order to gain inverse exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund generally benefited from financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Short SmallCap600 from May 31, 2007 to May 31, 2017, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/17

	One Year	Five Years	Ten Years
ProShares Short SmallCap600	-18.69%	-16.55%	-13.23%
S&P SmallCap 600	19.63%	15.73%	7.94%

Expense Ratios**

Fund	Gross	Net
ProShares Short SmallCap600	1.34%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2016. Contractual fee waivers are in effect through September 30, 2017. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/17

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(100%)
Total Exposure	(100%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

S&P SmallCap 600 – Composition

% of Index
Industrials	18.9%
Financials	16.5%
Consumer Discretionary	15.4%
Information Technology	15.4%
Health Care	12.6%
Real Estate	6.4%
Materials	5.1%
Consumer Staples	3.1%
Utilities	2.9%
Energy	2.8%
Telecommunication Services	0.9%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the lack of ability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: SHORT SMALLCAP600 SBB :: XI

ProShares UltraShort S&P500® (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times the inverse (–2x) of the daily performance of the S&P 500® (the "Index"). The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for longer periods. The return of the Fund for longer periods will be the result of each day's returns compounded over the period, which may be greater than or less than the Fund multiple times the return of the Index. For the year ended May 31, 2017, the Fund had a total return of –28.89%1. For the same period, the Index had a total return of 17.47%2 and a volatility of 9.57%. For the period, the Fund had an average daily volume of 9,338,440 shares and an average daily statistical correlation of over 0.99 to two times the inverse of the daily performance of the Index.3

The Fund takes positions in derivatives that, in combination, should have similar daily return characteristics as two times the inverse of the daily return of the Index. The Index is a measure of large-cap U.S. stock market performance. It is a float-adjusted, market capitalization-weighted index of 500 U.S. operating companies and real estate investment trusts selected through a process that factors in criteria such as liquidity, price, market capitalization and financial viability.

During the year ended May 31, 2017, the Fund invested in swap agreements and futures contracts in order to gain inverse leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund generally benefited from financing rates associated with swap agreements. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares UltraShort S&P500® from May 31, 2007 to May 31, 2017, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/17

	One Year	Five Years	Ten Years
ProShares UltraShort S&P500®	-28.89%	-28.45%	-22.43%
S&P 500	17.47%	15.41%	6.93%

Expense Ratios**

Fund	Gross	Net
ProShares UltraShort S&P500®	0.90%	0.90%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2016. Contractual fee waivers are in effect through September 30, 2017. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/17

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(195%)
Futures Contracts	(5%)
Total Exposure	(200%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

S&P 500 – Composition

% of Index
Information Technology	23.2%
Health Care	13.9%
Financials	13.7%
Consumer Discretionary	12.5%
Industrials	10.2%
Consumer Staples	9.4%
Energy	6.0%
Utilities	3.3%
Real Estate	2.9%
Materials	2.8%
Telecommunication Services	2.1%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the lack of ability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

XII :: SDS ULTRASHORT S&P500® :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares UltraShort QQQ® (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times the inverse (–2x) of the daily performance of the NASDAQ-100 Index® (the "Index"). The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for longer periods. The return of the Fund for longer periods will be the result of each day's returns compounded over the period, which may be greater than or less than the Fund multiple times the return of the Index. For the year ended May 31, 2017, the Fund had a total return of –42.17%1. For the same period, the Index had a total return of 29.51%2 and a volatility of 11.35%. For the period, the Fund had an average daily volume of 2,198,018 shares and an average daily statistical correlation of over 0.99 to two times the inverse of the daily performance of the Index.3

The Fund takes positions in derivatives that, in combination, should have similar daily return characteristics as two times the inverse of the daily return of the Index. The Index, a modified market capitalization-weighted index, includes 100 of the largest non-financial domestic and international issues listed on The NASDAQ Stock Market.

During the year ended May 31, 2017, the Fund invested in swap agreements and futures contracts in order to gain inverse leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund generally benefited from financing rates associated with swap agreements. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counter party becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares UltraShort QQQ® from May 31, 2007 to May 31, 2017, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/17

	One Year	Five Years	Ten Years
ProShares UltraShort QQQ®	-42.17%	-34.74%	-31.75%
NASDAQ-100 Index	29.51%	19.59%	12.75%

Expense Ratios**

Fund	Gross	Net
ProShares UltraShort QQQ®	1.02%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2016. Contractual fee waivers are in effect through September 30, 2017. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/17

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(198%)
Futures Contracts	(2%)
Total Exposure	(200%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

NASDAQ-100 Index – Composition

% of Index
Information Technology	58.5%
Consumer Discretionary	22.3%
Health Care	10.4%
Consumer Staples	5.7%
Industrials	2.2%
Telecommunication Services	0.9%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the lack of ability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: ULTRASHORT QQQ® QID :: XIII

ProShares UltraShort Dow30SM (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times the inverse (–2x) of the daily performance of the Dow Jones Industrial AverageSM (the "Index"). The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for longer periods. The return of the Fund for longer periods will be the result of each day's returns compounded over the period, which may be greater than or less than the Fund multiple times the return of the Index. For the year ended May 31, 2017, the Fund had a total return of –33.07%1. For the same period, the Index had a total return of 21.16%2 and a volatility of 9.23%. For the period, the Fund had an average daily volume of 1,282,884 shares and an average daily statistical correlation of over 0.99 to two times the inverse of the daily performance of the Index.3

The Fund takes positions in derivatives that, in combination, should have similar daily return characteristics as two times the inverse of the daily return of the Index. The Index is a price-weighted index and includes 30 large-cap, "blue-chip" U.S. stocks, excluding utility and transportation companies.

During the year ended May 31, 2017, the Fund invested in swap agreements and futures contracts in order to gain inverse leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund generally benefited from financing rates associated with swap agreements. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares UltraShort Dow30SM from May 31, 2007 to May 31, 2017, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/17

	One Year	Five Years	Ten Years
ProShares UltraShort Dow30SM	-33.07%	-26.44%	-21.55%
Dow Jones Industrial Average	21.16%	13.95%	7.22%

Expense Ratios**

Fund	Gross	Net
ProShares UltraShort Dow30SM	0.98%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2016. Contractual fee waivers are in effect through September 30, 2017. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/17

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(196%)
Futures Contracts	(4%)
Total Exposure	(200%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Dow Jones Industrial Average – Composition

% of Index
Industrials	21.1%
Information Technology	17.5%
Financials	16.1%
Consumer Discretionary	15.2%
Health Care	13.1%
Consumer Staples	6.9%
Energy	6.0%
Materials	2.6%
Telecommunication Services	1.5%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the lack of ability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

XIV :: DXD ULTRASHORT DOW30SM :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares UltraShort MidCap400 (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times the inverse (–2x) of the daily performance of the S&P MidCap 400® (the "Index"). The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for longer periods. The return of the Fund for longer periods will be the result of each day's returns compounded over the period, which may be greater than or less than the Fund multiple times the return of the Index. For the year ended May 31, 2017, the Fund had a total return of –30.51%1. For the same period, the Index had a total return of 17.16%2 and a volatility of 12.76%. For the period, the Fund had an average daily volume of 8,420 shares and an average daily statistical correlation of over 0.99 to two times the inverse of the daily performance of the Index.3

The Fund takes positions in derivatives that, in combination, should have similar daily return characteristics as two times the inverse of the daily return of the Index. The Index is a measure of mid-size company U.S. stock market performance. It is a float-adjusted, market capitalization-weighted index of 400 U.S. operating companies and real estate investment trusts selected through a process that factors in criteria such as liquidity, price, market capitalization and financial viability.

During the year ended May 31, 2017, the Fund invested in swap agreements and futures contracts in order to gain inverse leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund generally benefited from financing rates associated with swap agreements. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in ProShares UltraShort MidCap400 from May 31, 2007 to May 31, 2017, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/17

	One Year	Five Years	Ten Years
ProShares UltraShort MidCap400	-30.51%	-29.23%	-27.13%
S&P MidCap 400	17.16%	14.97%	8.14%

Expense Ratios**

Fund	Gross	Net
ProShares UltraShort MidCap400	1.70%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2016. Contractual fee waivers are in effect through September 30, 2017. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/17

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(189%)
Futures Contracts	(11%)
Total Exposure	(200%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

S&P MidCap 400 – Composition

% of Index
Information Technology	18.1%
Financials	16.3%
Industrials	14.6%
Consumer Discretionary	11.6%
Real Estate	9.7%
Health Care	9.1%
Materials	7.9%
Utilities	5.6%
Consumer Staples	3.7%
Energy	3.1%
Telecommunication Services	0.3%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the lack of ability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: ULTRASHORT MIDCAP400 MZZ :: XV

ProShares UltraShort Russell2000 (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times the inverse (–2x) of the daily performance of the Russell 2000® Index (the "Index"). The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for longer periods. The return of the Fund for longer periods will be the result of each day's returns compounded over the period, which may be greater than or less than the Fund multiple times the return of the Index. For the year ended May 31, 2017, the Fund had a total return of –36.10%1. For the same period, the Index had a total return of 20.36%2 and a volatility of 15.42%. For the period, the Fund had an average daily volume of 1,129,277 shares and an average daily statistical correlation of over 0.99 to two times the inverse of the daily performance of the Index.3

The Fund takes positions in derivatives that, in combination, should have similar daily return characteristics as two times the inverse of the daily return of the Index. The Index is a measure of small-cap U.S. stock market performance. It is a float-adjusted, market capitalization-weighted index containing approximately 2000 of the smallest companies in the Russell 3000® Index or approximately 8% of the total market capitalization of the Russell 3000® Index, which in turn represents approximately 98% of the investable U.S. equity market.

During the year ended May 31, 2017, the Fund invested in swap agreements and futures contracts in order to gain inverse leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund generally benefited from financing rates associated with swap agreements. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares UltraShort Russell2000 from May 31, 2007 to May 31, 2017, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/17

	One Year	Five Years	Ten Years
ProShares UltraShort Russell2000	-36.10%	-30.27%	-29.08%
Russell 2000 Index	20.36%	14.03%	6.39%

Expense Ratios**

Fund	Gross	Net
ProShares UltraShort Russell2000	1.03%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2016. Contractual fee waivers are in effect through September 30, 2017. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/17

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(192%)
Futures Contracts	(8%)
Total Exposure	(200%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Russell 2000 Index – Composition

% of Index
Financials	18.7%
Information Technology	18.4%
Industrials	14.3%
Health Care	13.0%
Consumer Discretionary	12.4%
Real Estate	8.0%
Materials	4.8%
Utilities	3.8%
Energy	2.9%
Consumer Staples	2.9%
Telecommunication Services	0.8%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the lack of ability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

XVI :: TWM ULTRASHORT RUSSELL2000 :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares UltraShort SmallCap600 (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times the inverse (–2x) of the daily performance of the S&P SmallCap 600® (the "Index"). The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for longer periods. The return of the Fund for longer periods will be the result of each day's returns compounded over the period, which may be greater than or less than the Fund multiple times the return of the Index. For the year ended May 31, 2017, the Fund had a total return of –35.22%1. For the same period, the Index had a total return of 19.63%2 and a volatility of 15.41%. For the period, the Fund had an average daily volume of 1,535 shares and an average daily statistical correlation of over 0.99 to two times the inverse of the daily performance of the Index.3

The Fund takes positions in derivatives that, in combination, should have similar daily return characteristics as two times the inverse of the daily return of the Index. The Index is a measure of small-cap company U.S. stock market performance. It is a float-adjusted, market capitalization-weighted index of 600 U.S. operating companies selected through a process that factors in criteria such as liquidity, price, market capitalization, financial viability and public float.

During the year ended May 31, 2017, the Fund invested in swap agreements in order to gain inverse leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund generally benefited from financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counter party becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares UltraShort SmallCap600 from May 31, 2007 to May 31, 2017, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/17

	One Year	Five Years	Ten Years
ProShares UltraShort SmallCap600	-35.22%	-31.65%	-29.19%
S&P SmallCap 600	19.63%	15.73%	7.94%

Expense Ratios**

Fund	Gross	Net
ProShares UltraShort SmallCap600	2.31%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2016. Contractual fee waivers are in effect through September 30, 2017. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/17

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(200%)
Total Exposure	(200%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

S&P SmallCap 600 – Composition

% of Index
Industrials	18.9%
Financials	16.5%
Consumer Discretionary	15.4%
Information Technology	15.4%
Health Care	12.6%
Real Estate	6.4%
Materials	5.1%
Consumer Staples	3.1%
Utilities	2.9%
Energy	2.8%
Telecommunication Services	0.9%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the lack of ability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: ULTRASHORT SMALLCAP600 SDD :: XVII

ProShares UltraPro Short S&P500® (the "Fund") seeks daily investment results, before fees and expenses, that correspond to three times the inverse (–3x) of the daily performance of the S&P 500® (the "Index"). The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for longer periods. The return of the Fund for longer periods will be the result of each day's returns compounded over the period, which may be greater than or less than the Fund multiple times the return of the Index. For the year ended May 31, 2017, the Fund had a total return of –40.70%1. For the same period, the Index had a total return of 17.47%2 and a volatility of 9.57%. For the period, the Fund had an average daily volume of 4,914,858 shares and an average daily statistical correlation of over 0.99 to three times the inverse of the daily performance of the Index.3

The Fund takes positions in derivatives that, in combination, should have similar daily return characteristics as three times the inverse of the daily return of the Index. The Index is a measure of large-cap U.S. stock market performance. It is a float-adjusted, market capitalization-weighted index of 500 U.S. operating companies and real estate investment trusts selected through a process the factors in criteria such as liquidity, price, market capitalization and financial viability.

During the year ended May 31, 2017, the Fund invested in swap agreements and futures contracts in order to gain inverse leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund generally benefited from financing rates associated with swap agreements. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counter party becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares UltraPro Short S&P500® from June 23, 2009 to May 31, 2017, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/17

	One Year	Five Years	Since Inception (6/23/09)
ProShares UltraPro Short S&P500®	-40.70%	-40.72%	-44.04%
S&P 500	17.47%	15.41%	15.71%

Expense Ratios**

Fund	Gross	Net
ProShares UltraPro Short S&P500®	0.90%	0.90%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2016. Contractual fee waivers are in effect through September 30, 2017. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/17

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(291%)
Futures Contracts	(9%)
Total Exposure	(300%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

S&P 500 – Composition

% of Index
Information Technology	23.2%
Health Care	13.9%
Financials	13.7%
Consumer Discretionary	12.5%
Industrials	10.2%
Consumer Staples	9.4%
Energy	6.0%
Utilities	3.3%
Real Estate	2.9%
Materials	2.8%
Telecommunication Services	2.1%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the lack of ability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

XVIII :: SPXU ULTRAPRO SHORT S&P500® :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares UltraPro Short QQQ® (the "Fund") seeks daily investment results, before fees and expenses, that correspond to three times the inverse (–3x) of the daily performance of the NASDAQ-100 Index® (the "Index"). The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for longer periods. The return of the Fund for longer periods will be the result of each day's returns compounded over the period, which may be greater than or less than the Fund multiple times the return of the Index. For the year ended May 31, 2017, the Fund had a total return of –56.70%1. For the same period, the Index had a total return of 29.51%2 and a volatility of 11.35%. For the period, the Fund had an average daily volume of 5,350,368 shares and an average daily statistical correlation of over 0.99 to three times the inverse of the daily performance of the Index.3

The Fund takes positions in derivatives that, in combination, should have similar daily return characteristics as three times the inverse of the daily return of the Index. The Index, a modified market capitalization-weighted index, includes 100 of the largest non-financial domestic and international issues listed on The NASDAQ Stock Market.

During the year ended May 31, 2017, the Fund invested in swap agreements and futures contracts in order to gain inverse leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund generally benefited from financing rates associated with swap agreements. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares UltraPro Short QQQ® from February 9, 2010 to May 31, 2017, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/17

	One Year	Five Years	Since Inception (2/9/10)
ProShares UltraPro Short QQQ®	-56.70%	-48.79%	-50.44%
NASDAQ-100 Index	29.51%	19.59%	19.15%

Expense Ratios**

Fund	Gross	Net
ProShares UltraPro Short QQQ®	1.02%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2016. Contractual fee waivers are in effect through September 30, 2017. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/17

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(297%)
Futures Contracts	(3%)
Total Exposure	(300%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

NASDAQ-100 Index – Composition

% of Index
Information Technology	58.5%
Consumer Discretionary	22.3%
Health Care	10.4%
Consumer Staples	5.7%
Industrials	2.2%
Telecommunication Services	0.9%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the lack of ability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: ULTRAPRO SHORT QQQ® SQQQ :: XIX

ProShares UltraPro Short Dow30SM (the "Fund") seeks daily investment results, before fees and expenses, that correspond to three times the inverse (–3x) of the daily performance of the Dow Jones Industrial AverageSM (the "Index"). The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for longer periods. The return of the Fund for longer periods will be the result of each day's returns compounded over the period, which may be greater than or less than the Fund multiple times the return of the Index. For the year ended May 31, 2017, the Fund had a total return of –45.92%1. For the same period, the Index had a total return of 21.16%2 and a volatility of 9.23%. For the period, the Fund had an average daily volume of 1,575,125 shares and an average daily statistical correlation of over 0.99 to three times the inverse of the daily performance of the Index.3

The Fund takes positions in derivatives that, in combination, should have similar daily return characteristics as three times the inverse of the daily return of the Index. The Index is a price-weighted index and includes 30 large-cap, "blue-chip" U.S. stocks, excluding utility and transportation companies.

During the year ended May 31, 2017, the Fund invested in swap agreements and futures contracts in order to gain inverse leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund generally benefited from financing rates associated with swap agreements. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares UltraPro Short Dow30SM from February 9, 2010 to May 31, 2017, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/17

	One Year	Five Years	Since Inception (2/9/10)
ProShares UltraPro Short Dow30SM	-45.92%	-38.06%	-39.42%
Dow Jones Industrial Average	21.16%	13.95%	13.49%

Expense Ratios**

Fund	Gross	Net
ProShares UltraPro Short Dow30SM	1.00%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2016. Contractual fee waivers are in effect through September 30, 2017. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/17

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(295%)
Futures Contracts	(5%)
Total Exposure	(300%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Dow Jones Industrial Average – Composition

% of Index
Industrials	21.1%
Information Technology	17.5%
Financials	16.1%
Consumer Discretionary	15.2%
Health Care	13.1%
Consumer Staples	6.9%
Energy	6.0%
Materials	2.6%
Telecommunication Services	1.5%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the lack of ability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

XX :: SDOW ULTRAPRO SHORT DOW30SM :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares UltraPro Short MidCap400 (the "Fund") seeks daily investment results, before fees and expenses, that correspond to three times the inverse (–3x) of the daily performance of the S&P MidCap 400® (the "Index"). The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for longer periods. The return of the Fund for longer periods will be the result of each day's returns compounded over the period, which may be greater than or less than the Fund multiple times the return of the Index. For the year ended May 31, 2017, the Fund had a total return of –43.36%1. For the same period, the Index had a total return of 17.16%2 and a volatility of 12.76%. For the period, the Fund had an average daily volume of 9,058 shares and an average daily statistical correlation of over 0.99 to three times the inverse of the daily performance of the Index.3

The Fund takes positions in derivatives that, in combination, should have similar daily return characteristics as three times the inverse of the daily return of the Index. The Index is a measure of mid-size company U.S. stock market performance. It is a float-adjusted, market capitalization-weighted index of 400 U.S. operating companies and real estate investment trusts selected through a process that factors in criteria such as liquidity, price, market capitalization and financial viability.

During the year ended May 31, 2017, the Fund invested in swap agreements and futures contracts in order to gain inverse leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund generally benefited from financing rates associated with swap agreements. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares UltraPro Short MidCap400 from February 9, 2010 to May 31, 2017, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/17

	One Year	Five Years	Since Inception (2/9/10)
ProShares UltraPro Short MidCap400	-43.36%	-42.13%	-45.88%
S&P MidCap 400	17.16%	14.97%	14.80%

Expense Ratios**

Fund	Gross	Net
ProShares UltraPro Short MidCap400	2.20%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2016. Contractual fee waivers are in effect through September 30, 2017. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/17

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(289%)
Futures Contracts	(11%)
Total Exposure	(300%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

S&P MidCap 400 – Composition

% of Index
Information Technology	18.1%
Financials	16.3%
Industrials	14.6%
Consumer Discretionary	11.6%
Real Estate	9.7%
Health Care	9.1%
Materials	7.9%
Utilities	5.6%
Consumer Staples	3.7%
Energy	3.1%
Telecommunication Services	0.3%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the lack of ability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: ULTRAPRO SHORT MIDCAP400 SMDD :: XXI

ProShares UltraPro Short Russell2000 (the "Fund") seeks daily investment results, before fees and expenses, that correspond to three times the inverse (–3x) of the daily performance of the Russell 2000® Index (the "Index"). The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for longer periods. The return of the Fund for longer periods will be the result of each day's returns compounded over the period, which may be greater than or less than the Fund multiple times the return of the Index. For the year ended May 31, 2017, the Fund had a total return of –50.61%1. For the same period, the Index had a total return of 20.36%2 and a volatility of 15.42%. For the period, the Fund had an average daily volume of 889,104 shares and an average daily statistical correlation of over 0.99 to three times the inverse of the daily performance of the Index.3

The Fund takes positions in derivatives that, in combination, should have similar daily return characteristics as three times the inverse of the daily return of the Index. The Index is a measure of small-cap U.S. stock market performance. It is a float-adjusted, market capitalization-weighted index containing approximately 2000 of the smallest companies in the Russell 3000® Index or approximately 8% of the total market capitalization of the Russell 3000® Index, which in turn represents approximately 98% of the investable U.S. equity market.

During the year ended May 31, 2017, the Fund invested in swap agreements and futures contracts in order to gain inverse leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund generally benefited from financing rates associated with swap agreements. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares UltraPro Short Russell2000 from February 9, 2010 to May 31, 2017, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/17

	One Year	Five Years	Since Inception (2/9/10)
ProShares UltraPro Short Russell2000	-50.61%	-43.93%	-48.80%
Russell 2000 Index	20.36%	14.03%	13.63%

Expense Ratios**

Fund	Gross	Net
ProShares UltraPro Short Russell2000	1.10%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2016. Contractual fee waivers are in effect through September 30, 2017. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/17

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(290%)
Futures Contracts	(10%)
Total Exposure	(300%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Russell 2000 Index – Composition

% of Index
Financials	18.7%
Information Technology	18.4%
Industrials	14.3%
Health Care	13.0%
Consumer Discretionary	12.4%
Real Estate	8.0%
Materials	4.8%
Utilities	3.8%
Energy	2.9%
Consumer Staples	2.9%
Telecommunication Services	0.8%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the lack of ability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

XXII :: SRTY ULTRAPRO SHORT RUSSELL2000 :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares Short Basic Materials (the "Fund") seeks daily investment results, before fees and expenses, that correspond to the inverse (–1x) of the daily performance of the Dow Jones U.S. Basic MaterialsSM Index (the "Index"). The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for longer periods. The return of the Fund for longer periods will be the result of each day's returns compounded over the period, which may be greater than or less than the Fund multiple times the return of the Index. For the year ended May 31, 2017, the Fund had a total return of –16.83%1. For the same period, the Index had a total return of 17.48%2 and a volatility of 14.45%. For the period, the Fund had an average daily volume of 4,187 shares and an average daily statistical correlation of over 0.99 to the inverse of the daily performance of the Index.3

The Fund takes positions in derivatives that, in combination, should have similar daily return characteristics as the inverse of the daily return of the Index. The Index measures the performance of the basic materials sector of the U.S. equity market. Component companies are involved in the production of aluminum, steel, non-ferrous metals, commodity chemicals, specialty chemicals, forest products, paper products, as well as the mining of precious metals and coal.

During the year ended May 31, 2017, the Fund invested in swap agreements in order to gain inverse exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively impacted from financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Short Basic Materials from March 16, 2010 to May 31, 2017, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/17

	One Year	Five Years	Since Inception (3/16/10)
ProShares Short Basic Materials	-16.83%	-11.99%	-11.50%
Dow Jones U.S. Basic Materials Index	17.48%	9.57%	6.99%

Expense Ratios**

Fund	Gross	Net
ProShares Short Basic Materials	1.81%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2016. Contractual fee waivers are in effect through September 30, 2017. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/17

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(100%)
Total Exposure	(100%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Dow Jones U.S. Basic Materials Index – Composition

% of Index
Chemicals	83.8%
Metals & Mining	15.1%
Paper & Forest Products	0.7%
Oil, Gas & Consumable Fuels	0.4%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the lack of ability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: SHORT BASIC MATERIALS SBM :: XXIII

ProShares Short Financials (the "Fund") seeks daily investment results, before fees and expenses, that correspond to the inverse (–1x) of the daily performance of the Dow Jones U.S. FinancialsSM Index (the "Index"). The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for longer periods. The return of the Fund for longer periods will be the result of each day's returns compounded over the period, which may be greater than or less than the Fund multiple times the return of the Index. For the year ended May 31, 2017, the Fund had a total return of –17.24%1. For the same period, the Index had a total return of 18.53%2 and a volatility of 13.34%. For the period, the Fund had an average daily volume of 38,843 shares and an average daily statistical correlation of over 0.99 to the inverse of the daily performance of the Index.3

The Fund takes positions in derivatives that, in combination, should have similar daily return characteristics as the inverse of the daily return of the Index. The Index measures the performance of the financial services sector of the U.S. equity market. Component companies include: among others, regional banks; major U.S. domiciled international banks; full line, life, and property and casualty insurance companies; companies that invest, directly or indirectly in real estate; diversified financial companies such as Fannie Mae, credit card issuers, check cashing companies, mortgage lenders and investment advisors; securities brokers and dealers including investment banks, merchant banks and online brokers; and publicly traded stock exchanges.

During the year ended May 31, 2017, the Fund invested in swap agreements in order to gain inverse exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund generally benefited from financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Short Financials from June 10, 2008 to May 31, 2017, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/17

	One Year	Five Years	Since Inception (6/10/08)
ProShares Short Financials	-17.24%	-16.70%	-16.28%
Dow Jones U.S. Financials Index	18.53%	16.62%	5.53%

Expense Ratios**

Fund	Gross	Net
ProShares Short Financials	1.15%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2016. Contractual fee waivers are in effect through September 30, 2017. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/17

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(100%)
Total Exposure	(100%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Dow Jones U.S. Financials Index – Composition

% of Index
Banks	31.5%
Diversified Financials	25.6%
Real Estate	20.7%
Insurance	15.5%
Software & Services	6.7%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the lack of ability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

XXIV :: SEF SHORT FINANCIALS :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares Short Oil & Gas (the "Fund") seeks daily investment results, before fees and expenses, that correspond to the inverse (–1x) of the daily performance of the Dow Jones U.S. Oil & GasSM Index (the "Index"). The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for longer periods. The return of the Fund for longer periods will be the result of each day's returns compounded over the period, which may be greater than or less than the Fund multiple times the return of the Index. For the year ended May 31, 2017, the Fund had a total return of –1.93%1. For the same period, the Index had a total return of –1.68%2 and a volatility of 18.44%. For the period, the Fund had an average daily volume of 3,570 shares and an average daily statistical correlation of over 0.99 to the inverse of the daily performance of the Index.3

The Fund takes positions in derivatives that, in combination, should have similar daily return characteristics as the inverse of the daily return of the Index. The Index measures the performance of the oil and gas sector of the U.S. equity market. Component companies include, among others, exploration and production, integrated oil and gas, oil equipment and services, pipelines, renewable energy equipment companies and alternative fuel producers.

During the year ended May 31, 2017, the Fund invested in swap agreements in order to gain inverse exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund generally benefited from financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Short Oil & Gas from June 10, 2008 to May 31, 2017, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/17

	One Year	Five Years	Since Inception (6/10/08)
ProShares Short Oil & Gas	-1.93%	-6.71%	-7.42%
Dow Jones U.S. Oil & Gas Index	-1.68%	2.09%	-1.32%

Expense Ratios**

Fund	Gross	Net
ProShares Short Oil & Gas	1.53%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2016. Contractual fee waivers are in effect through September 30, 2017. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/17

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(100%)
Total Exposure	(100%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Dow Jones U.S. Oil & Gas Index – Composition

% of Index
Oil, Gas & Consumable Fuels	82.8%
Energy Equipment & Services	16.5%
Electric Utilities	0.5%
Semiconductors & Semiconductor Equipment	0.2%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the lack of ability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: SHORT OIL & GAS DDG :: XXV

ProShares Short Real Estate (the "Fund") seeks daily investment results, before fees and expenses, that correspond to the inverse (–1x) of the daily performance of the Dow Jones U.S. Real EstateSM Index (the "Index"). The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for longer periods. The return of the Fund for longer periods will be the result of each day's returns compounded over the period, which may be greater than or less than the Fund multiple times the return of the Index. For the year ended May 31, 2017, the Fund had a total return of –7.03%1. For the same period, the Index had a total return of 5.50%2 and a volatility of 13.25%. For the period, the Fund had an average daily volume of 19,421 shares and an average daily statistical correlation of over 0.99 to the inverse of the daily performance of the Index.3

The Fund takes positions in derivatives that, in combination, should have similar daily return characteristics as the inverse of the daily return of the Index. The Index measures the performance of the real estate sector of the U.S. equity market. Component companies include, among others, real estate holding and development and real estate services companies and real estate investment trusts ("REITs"). REITs are passive investment vehicles that invest primarily in income producing real estate or real estate related loans or interests.

During the year ended May 31, 2017, the Fund invested in swap agreements in order to gain inverse exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund generally benefited from financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Short Real Estate from March 16, 2010 to May 31, 2017, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/17

	One Year	Five Years	Since Inception (3/16/10)
ProShares Short Real Estate	-7.03%	-11.59%	-14.07%
Dow Jones U.S. Real Estate Index	5.50%	10.02%	11.30%

Expense Ratios**

Fund	Gross	Net
ProShares Short Real Estate	1.10%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2016. Contractual fee waivers are in effect through September 30, 2017. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/17

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(100%)
Total Exposure	(100%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Dow Jones U.S. Real Estate Index – Composition

% of Index
Equity Real Estate Investment Trusts (REITs)	92.5%
Mortgage Real Estate Investment Trusts (REITs)	4.7%
Real Estate Management & Development	2.8%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the lack of ability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

XXVI :: REK SHORT REAL ESTATE :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares Short S&P Regional Banking (the "Fund") seeks daily investment results, before fees and expenses, that correspond to the inverse (–1x) of the daily performance of the S&P Regional Banks Select Industry IndexSM (the "Index"). The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for longer periods. The return of the Fund for longer periods will be the result of each day's returns compounded over the period, which may be greater than or less than the Fund multiple times the return of the Index. For the year ended May 31, 2017, the Fund had a total return of –25.61%1. For the same period, the Index had a total return of 21.49%2 and a volatility of 23.36%. For the period, the Fund had an average daily volume of 1,633 shares and an average daily statistical correlation of over 0.99 to the inverse of the daily performance of the Index.3

The Fund takes positions in derivatives that, in combination, should have similar daily return characteristics as the inverse of the daily return of the Index. The Index is an equal-weighted index that seeks to provide diverse regional banking exposure. The Index includes stocks of 50 publicly traded companies that do business as regional banks or thrifts. Component companies include, among others, leading regional banks or thrifts listed on a U.S. exchange.

During the year ended May 31, 2017, the Fund invested in swap agreements in order to gain inverse exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively impacted from financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Short S&P Regional Banking from April 20, 2010 to May 31, 2017, assuming the reinvestment of distributions.

Index performance through April 15, 2015 reflects the performance of the KBW Regional Banking Index. Index performance beginning on April 16, 2015 reflects the performance of the S&P Regional Banks Select Industry Index.

Average Annual Total Return as of 5/31/17

	One Year	Five Years	Since Inception (4/20/10)
ProShares Short S&P Regional Banking	-25.61%	-18.35%	-16.11%
S&P Regional Banks Select Industry Index	21.49%	16.28%	10.70%

Expense Ratios**

Fund	Gross	Net
ProShares Short S&P Regional Banking	5.23%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2016. Contractual fee waivers are in effect through September 30, 2017. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/17

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(100%)
Total Exposure	(100%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

S&P Regional Banks Select Industry Index – Composition

% of Index
Regional Banks	100%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the lack of ability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: SHORT S&P REGIONAL BANKING KRS :: XXVII

ProShares UltraShort Basic Materials (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times the inverse (-2x) of the daily performance of the Dow Jones U.S. Basic MaterialsSM Index (the "Index"). The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for longer periods. The return of the Fund for longer periods will be the result of each day's returns compounded over the period, which may be greater than or less than the Fund multiple times the return of the Index. For the year ended May 31, 2017, the Fund had a total return of –31.77%1. For the same period, the Index had a total return of 17.48%2 and a volatility of 14.45%. For the period, the Fund had an average daily volume of 10,152 shares and an average daily statistical correlation of over 0.99 to two times the inverse of the daily performance of the Index.3

The Fund takes positions in derivatives that, in combination, should have similar daily return characteristics as two times the inverse of the daily return of the Index. The Index measures the performance of the basic materials sector of the U.S. equity market. Component companies are involved in the production of aluminum, steel, non-ferrous metals, commodity chemicals, specialty chemicals, forest products, paper products, as well as the mining of precious metals and coal.

During the year ended May 31, 2017, the Fund invested in swap agreements in order to gain inverse leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund generally benefited from financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares UltraShort Basic Materials from May 31, 2007 to May 31, 2017, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/17

	One Year	Five Years	Ten Years
ProShares UltraShort Basic Materials	-31.77%	-24.21%	-29.78%
Dow Jones U.S. Basic Materials Index	17.48%	9.57%	4.55%

Expense Ratios**

Fund	Gross	Net
ProShares UltraShort Basic Materials	1.28%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2016. Contractual fee waivers are in effect through September 30, 2017. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/17

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(200%)
Total Exposure	(200%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Dow Jones U.S. Basic Materials Index – Composition

% of Index
Chemicals	83.8%
Metals & Mining	15.1%
Paper & Forest Products	0.7%
Oil, Gas & Consumable Fuels	0.4%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the lack of ability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

XXVIII :: SMN ULTRASHORT BASIC MATERIALS :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares UltraShort Nasdaq Biotechnology (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times the inverse (–2x) of the daily performance of the NASDAQ Biotechnology Index® (the "Index"). The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for longer periods. The return of the Fund for longer periods will be the result of each day's returns compounded over the period, which may be greater than or less than the Fund multiple times the return of the Index. For the year ended May 31, 2017, the Fund had a total return of –19.64%1. For the same period, the Index had a total return of 2.76%2 and a volatility of 22.88%. For the period, the Fund had an average daily volume of 234,631 shares and an average daily statistical correlation of over 0.99 to two times the inverse of the daily performance of the Index.3

The Fund takes positions in derivatives that, in combination, should have similar daily return characteristics as two times the inverse of the daily return of the Index. The Index is a modified capitalization-weighted index that includes securities of NASDAQ listed companies that are classified as either biotechnology or pharmaceutical according to the Industry Classification Benchmark which also meet other eligibility criteria determined by NASDAQ, including minimum market capitalization and liquidity requirements.

During the year ended May 31, 2017, the Fund invested in swap agreements in order to gain inverse leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively impacted from financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares UltraShort Nasdaq Biotechnology from April 7, 2010 to May 31, 2017, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/17

	One Year	Five Years	Since Inception (4/7/10)
ProShares UltraShort Nasdaq Biotechnology	-19.64%	-42.13%	-40.59%
NASDAQ Biotechnology Index	2.76%	18.84%	17.72%

Expense Ratios**

Fund	Gross	Net
ProShares UltraShort Nasdaq Biotechnology	1.06%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2016. Contractual fee waivers are in effect through September 30, 2017. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/17

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(200%)
Total Exposure	(200%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

NASDAQ Biotechnology Index – Composition

% of Index
Biotechnology	80.7%
Pharmaceuticals	10.9%
Life Sciences Tools & Services	8.1%
Health Care Equipment & Supplies	0.2%
Health Care Technology	0.1%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the lack of ability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: ULTRASHORT NASDAQ BIOTECHNOLOGY BIS :: XXIX

ProShares UltraShort Consumer Goods (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times the inverse (–2x) of the daily performance of the Dow Jones U.S. Consumer GoodsSM Index (the "Index"). The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for longer periods. The return of the Fund for longer periods will be the result of each day's returns compounded over the period, which may be greater than or less than the Fund multiple times the return of the Index. For the year ended May 31, 2017, the Fund had a total return of –22.68%1. For the same period, the Index had a total return of 12.09%2 and a volatility of 10.11%. For the period, the Fund had an average daily volume of 5,237 shares and an average daily statistical correlation of over 0.99 to two times the inverse of the daily performance of the Index.3

The Fund takes positions in derivatives that, in combination, should have similar daily return characteristics as two times the inverse of the daily return of the Index. The Index measures the stock performance of U.S. companies in the consumer goods sector of the U.S. equity market. Component companies include, among others, automobiles and auto parts and tires, brewers and distillers, farming and fishing, durable and non-durable household product manufacturers, cosmetic companies, food and tobacco products, clothing, accessories and footwear.

During the year ended May 31, 2017, the Fund invested in swap agreements in order to gain inverse leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund generally benefited from financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares UltraShort Consumer Goods from May 31, 2007 to May 31, 2017, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/17

	One Year	Five Years	Ten Years
ProShares UltraShort Consumer Goods	-22.68%	-27.21%	-22.74%
Dow Jones U.S. Consumer Goods Index	12.09%	14.35%	9.59%

Expense Ratios**

Fund	Gross	Net
ProShares UltraShort Consumer Goods	3.70%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2016. Contractual fee waivers are in effect through September 30, 2017. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/17

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(200%)
Total Exposure	(200%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Dow Jones U.S. Consumer Goods Index – Composition

% of Index
Food Beverage & Tobacco	52.1%
Household & Personal Products	17.7%
Consumer Durables & Apparel	13.1%
Automobiles & Components	9.9%
Software & Services	3.6%
Capital Goods	1.9%
Retailing	1.2%
Diversified Financials	0.3%
Commercial & Professional Services	0.2%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the lack of ability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

XXX :: SZK ULTRASHORT CONSUMER GOODS :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares UltraShort Consumer Services (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times the inverse (–2x) of the daily performance of the Dow Jones U.S. Consumer ServicesSM Index (the "Index"). The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for longer periods. The return of the Fund for longer periods will be the result of each day's returns compounded over the period, which may be greater than or less than the Fund multiple times the return of the Index. For the year ended May 31, 2017, the Fund had a total return of –29.29%1. For the same period, the Index had a total return of 17.34%2 and a volatility of 9.70%. For the period, the Fund had an average daily volume of 503 shares and an average daily statistical correlation of over 0.99 to two times the inverse of the daily performance of the Index.3

The Fund takes positions in derivatives that, in combination, should have similar daily return characteristics as two times the inverse of the daily return of the Index. The Index measures the stock performance of U.S. companies in the consumer services sector of the U.S. equity market. Component companies include, among others, airlines, broadcasting and entertainment, apparel and broadline retailers, food and drug retailers, media agencies, publishing, gambling, hotels, restaurants and bars, and travel and tourism.

During the year ended May 31, 2017, the Fund invested in swap agreements in order to gain inverse leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively impacted from financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares UltraShort Consumer Services from May 31, 2007 to May 31, 2017, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/17

	One Year	Five Years	Ten Years
ProShares UltraShort Consumer Services	-29.29%	-32.48%	-27.77%
Dow Jones U.S. Consumer Services Index	17.34%	18.08%	10.52%

Expense Ratios**

Fund	Gross	Net
ProShares UltraShort Consumer Services	2.77%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2016. Contractual fee waivers are in effect through September 30, 2017. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/17

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(200%)
Total Exposure	(200%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Dow Jones U.S. Consumer Services Index – Composition

% of Index
Retailing	38.0%
Media	23.4%
Consumer Services	16.5%
Food & Staples Retailing	13.2%
Transportation	4.5%
Health Care Equipment & Services	2.6%
Commercial & Professional Services	1.5%
Software & Services	0.1%
Technology Hardware & Equipment	0.1%
Capital Goods	0.1%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the lack of ability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: ULTRASHORT CONSUMER SERVICES SCC :: XXXI

ProShares UltraShort Financials (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times the inverse (–2x) of the daily performance of the Dow Jones U.S. FinancialsSM Index (the "Index"). The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for longer periods. The return of the Fund for longer periods will be the result of each day's returns compounded over the period, which may be greater than or less than the Fund multiple times the return of the Index. For the year ended May 31, 2017, the Fund had a total return of –32.12%1. For the same period, the Index had a total return of 18.53%2 and a volatility of 13.34%. For the period, the Fund had an average daily volume of 50,257 shares and an average daily statistical correlation of over 0.99 to two times the inverse of the daily performance of the Index.3

The Fund takes positions in derivatives that, in combination, should have similar daily return characteristics as two times the inverse of the daily return of the Index. The Index measures the performance of the financial services sector of the U.S. equity market. Component companies include: among others, regional banks; major U.S. domiciled international banks; full line, life, and property and casualty insurance companies; companies that invest, directly or indirectly in real estate; diversified financial companies such as Fannie Mae, credit card issuers, check cashing companies, mortgage lenders and investment advisors; securities brokers and dealers including investment banks, merchant banks and online brokers; and publicly traded stock exchanges.

During the year ended May 31, 2017, the Fund invested in swap agreements in order to gain inverse leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund generally benefited from financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares UltraShort Financials from May 31, 2007 to May 31, 2017, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/17

	One Year	Five Years	Ten Years
ProShares UltraShort Financials	-32.12%	-31.57%	-30.22%
Dow Jones U.S. Financials Index	18.53%	16.62%	0.62%

Expense Ratios**

Fund	Gross	Net
ProShares UltraShort Financials	1.07%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2016. Contractual fee waivers are in effect through September 30, 2017. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/17

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(200%)
Total Exposure	(200%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Dow Jones U.S. Financials Index – Composition

% of Index
Banks	31.5%
Diversified Financials	25.6%
Real Estate	20.7%
Insurance	15.5%
Software & Services	6.7%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the lack of ability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

XXXII :: SKF ULTRASHORT FINANCIALS :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares UltraShort Gold Miners (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times the inverse (–2x) of the daily performance of the NYSE Arca Gold Miners Index (the "Index"). The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for longer periods. The return of the Fund for longer periods will be the result of each day's returns compounded over the period, which may be greater than or less than the Fund multiple times the return of the Index. For the year ended May 31,2017, the Fund had a total return of –41.32%1. For the same period, the Index had a total return of 1.42%2 and a volatility of 37.04%. For the period, the Fund had an average daily volume of 50,526 shares and an average daily statistical correlation of over 0.99 to the daily performance of the Index.3

The Fund takes positions in derivatives that, in combination, should have similar daily return characteristics as two times the inverse of the daily return of the Index. The Index is a modified market-capitalization weighted index primarily comprised of publicly traded companies involved in the mining of gold and silver. The weight of companies whose revenues are more significantly exposed to silver mining will not exceed 20% of the Index at the time of the Index's rebalance.

During the year ended May 31, 2017, the Fund invested in swap agreements in order to gain inverse leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively impacted from financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares UltraShort Gold Miners from February 12, 2015 to May 31, 2017, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/17

	One Year	Since Inception (2/12/15)
ProShares UltraShort Gold Miners	-41.32%	-50.49%
NYSE Arca Gold Miners Index	1.42%	4.18%

Expense Ratios**

Fund	Gross	Net
ProShares UltraShort Gold Miners	3.35%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2016. Contractual fee waivers are in effect through September 30, 2017. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/17

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(200%)
Total Exposure	(200%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

NYSE Arca Gold Miners Index – Composition

% of Index
Materials	100%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value ("NAV") will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability of investors to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees, are not reflected in the Index calculation. It is not possible to invest directly in the Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: ULTRASHORT GOLD MINERS GDXS :: XXXIII

ProShares UltraShort Health Care (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times the inverse (-2x) of the daily performance of the Dow Jones U.S. Health CareSM Index (the "Index"). The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for longer periods. The return of the Fund for longer periods will be the result of each day's returns compounded over the period, which may be greater than or less than the Fund multiple times the return of the Index. For the year ended May 31, 2017, the Fund had a total return of –19.56%1. For the same period, the Index had a total return of 9.25%2 and a volatility of 11.88%. For the period, the Fund had an average daily volume of 2,880 shares and an average daily statistical correlation of over 0.99 to two times the inverse of the daily performance of the Index.3

The Fund takes positions in derivatives that, in combination, should have similar daily return characteristics as two times the inverse of the daily return of the Index. The Index measures the performance of the healthcare sector of the U.S. equity market. Component companies include, among others, health care providers, biotechnology companies, medical supplies, advanced medical devices and pharmaceuticals.

During the year ended May 31, 2017, the Fund invested in swap agreements in order to gain inverse leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund generally benefited from financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares UltraShort Health Care from May 31, 2007 to May 31, 2017, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/17

	One Year	Five Years	Ten Years
ProShares UltraShort Health Care	-19.56%	-33.53%	-24.88%
Dow Jones U.S. Health Care Index	9.25%	18.30%	10.29%

Expense Ratios**

Fund	Gross	Net
ProShares UltraShort Health Care	2.74%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2016. Contractual fee waivers are in effect through September 30, 2017. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/17

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(200%)
Total Exposure	(200%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Dow Jones U.S. Health Care Index – Composition

% of Index
Pharmaceuticals	35.2%
Biotechnology	21.5%
Health Care Equipment & Supplies	21.2%
Health Care Providers & Services	17.3%
Life Sciences Tools & Services	4.7%
Commercial Services & Supplies	0.1%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the lack of ability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

XXXIV :: RXD ULTRASHORT HEALTH CARE :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares UltraShort Industrials (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times the inverse (–2x) of the daily performance of the Dow Jones U.S. IndustrialsSM Index (the "Index"). The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for longer periods. The return of the Fund for longer periods will be the result of each day's returns compounded over the period, which may be greater than or less than the Fund multiple times the return of the Index. For the year ended May 31, 2017, the Fund had a total return of –34.95%1. For the same period, the Index had a total return of 21.54%2 and a volatility of 11.67%. For the period, the Fund had an average daily volume of 1,158 shares and an average daily statistical correlation of over 0.99 to two times the inverse of the daily performance of the Index.3

The Fund takes positions in derivatives that, in combination, should have similar daily return characteristics as two times the inverse of the daily return of the Index. The Index measures the performance of the industrial sector of the U.S. equity market. Component companies include, among others, building materials, heavy construction, factory equipment, heavy machinery, industrial services, pollution control, containers and packaging, industrial diversified, air freight, marine transportation, railroads, trucking, land-transportation equipment, shipbuilding, transportation services, advanced industrial equipment, electric components and equipment, and aerospace.

During the year ended May 31, 2017, the Fund invested in swap agreements in order to gain inverse leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively impacted from financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares UltraShort Industrials from May 31, 2007 to May 31, 2017, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/17

	One Year	Five Years	Ten Years
ProShares UltraShort Industrials	-34.95%	-31.63%	-26.63%
Dow Jones U.S. Industrials Index	21.54%	16.83%	8.01%

Expense Ratios**

Fund	Gross	Net
ProShares UltraShort Industrials	2.07%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2016. Contractual fee waivers are in effect through September 30, 2017. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/17

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(200%)
Total Exposure	(200%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Dow Jones U.S. Industrials Index – Composition

% of Index
Capital Goods	58.7%
Software & Services	12.5%
Transportation	12.3%
Materials	6.4%
Technology Hardware & Equipment	4.4%
Commercial & Professional Services	4.1%
Pharmaceuticals, Biotechnology	1.4%
Utilities	0.2%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the lack of ability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: ULTRASHORT INDUSTRIALS SIJ :: XXXV

ProShares UltraShort Oil & Gas (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times the inverse (-2x) of the daily performance of the Dow Jones U.S. Oil & GasSM Index (the "Index"). The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for longer periods. The return of the Fund for longer periods will be the result of each day's returns compounded over the period, which may be greater than or less than the Fund multiple times the return of the Index. For the year ended May 31, 2017, the Fund had a total return of –6.33%1. For the same period, the Index had a total return of –1.68%2 and a volatility of 18.44%. For the period, the Fund had an average daily volume of 105,731 shares and an average daily statistical correlation of over 0.99 to two times the inverse of the daily performance of the Index.3

The Fund takes positions in derivatives that, in combination, should have similar daily return characteristics as two times the inverse of the daily return of the Index. The Index measures the performance of the oil and gas sector of the U.S. equity market. Component companies include, among others, exploration and production, integrated oil and gas, oil equipment and services, pipelines, renewable energy equipment companies and alternative fuel producers.

During the year ended May 31, 2017, the Fund invested in swap agreements in order to gain inverse leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund generally benefited from financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares UltraShort Oil & Gas from May 31, 2007 to May 31, 2017, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/17

	One Year	Five Years	Ten Years
ProShares UltraShort Oil & Gas	-6.33%	-15.93%	-24.26%
Dow Jones U.S. Oil & Gas Index	-1.68%	2.09%	1.10%

Expense Ratios**

Fund	Gross	Net
ProShares UltraShort Oil & Gas	1.08%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2016. Contractual fee waivers are in effect through September 30, 2017. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/17

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(200%)
Total Exposure	(200%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Dow Jones U.S. Oil & Gas Index – Composition

% of Index
Oil, Gas & Consumable Fuels	82.8%
Energy Equipment & Services	16.5%
Electric Utilities	0.5%
Semiconductors & Semiconductor Equipment	0.2%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the lack of ability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

XXXVI :: DUG ULTRASHORT OIL & GAS :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares UltraShort Oil & Gas Exploration & Production (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times the inverse (-2x) of the daily performance of the S&P Oil & Gas Exploration & Production Select Industry Index (the "Index"). The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for longer periods. The return of the Fund for longer periods will be the result of each day's returns compounded over the period, which may be greater than or less than the Fund multiple times the return of the Index. For the year ended May 31, 2017, the Fund had a total return of –15.23%1. For the same period, the Index had a total return of –7.15%2 and a volatility of 30.81%. For the period, the Fund had an average daily volume of 1,241 shares and an average daily statistical correlation of over 0.99 to two times the inverse of the daily performance of the Index.3

The Fund takes positions in derivatives that, in combination, should have similar daily return characteristics as two times the inverse of the daily return of the Index. The Index is equally weighted (as adjusted for diversification and liquidity) and includes domestic companies from the oil and gas exploration and production sub-industry. Component companies include, among others, exploration and production, integrated oil and gas, oil equipment and services, pipelines, renewable energy equipment companies and alternative fuel producers.

During the year ended May 31, 2017, the Fund invested in swap agreements in order to gain inverse leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund generally benefited from financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares UltraShort Oil & Gas Exploration & Production from June 22, 2015 to May 31, 2017, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/17

	One Year	Since Inception (6/22/15)
ProShares UltraShort Oil & Gas Exploration & Production	-15.23%	-12.12%
S&P Oil & Gas Exploration & Production Select Industry Index	-7.15%	-17.30%

Expense Ratios**

Fund	Gross	Net
ProShares UltraShort Oil & Gas Exploration & Production	3.00%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2016. Contractual fee waivers are in effect through September 30, 2017. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/17

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(200%)
Total Exposure	(200%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

S&P Oil & Gas Exploration & Production
Select Industry Index – Composition

% of Index
Oil & Gas Exploration & Production	76.1%
Oil & Gas Refining & Marketing	17.9%
Integrated Oil & Gas	6.0%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the lack of ability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: ULTRASHORT OIL & GAS EXPLORATION & PRODUCTION SOP :: XXXVII

ProShares UltraShort Real Estate (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times the inverse (-2x) of the daily performance of the Dow Jones U.S. Real EstateSM Index (the "Index"). The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for longer periods. The return of the Fund for longer periods will be the result of each day's returns compounded over the period, which may be greater than or less than the Fund multiple times the return of the Index. For the year ended May 31, 2017, the Fund had a total return of –14.57%1. For the same period, the Index had a total return of 5.50%2 and a volatility of 13.25%. For the period, the Fund had an average daily volume of 86,517 shares and an average daily statistical correlation of over 0.99 to two times the inverse of the daily performance of the Index.3

The Fund takes positions in derivatives that, in combination, should have similar daily return characteristics as two times the inverse of the daily return of the Index. The Index measures the performance of the real estate sector of the U.S. equity market. Component companies include, among others, real estate holding and development and real estate services companies and real estate investment trusts ("REITs"). REITs are passive investment vehicles that invest primarily in income producing real estate or real estate related loans or interests.

During the year ended May 31, 2017, the Fund invested in swap agreements in order to gain inverse leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively impacted from financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares UltraShort Real Estate from May 31, 2007 to May 31, 2017, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/17

	One Year	Five Years	Ten Years
ProShares UltraShort Real Estate	-14.57%	-22.80%	-38.38%
Dow Jones U.S. Real Estate Index	5.50%	10.02%	3.94%

Expense Ratios**

Fund	Gross	Net
ProShares UltraShort Real Estate	1.16%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2016. Contractual fee waivers are in effect through September 30, 2017. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/17

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(200%)
Total Exposure	(200%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Dow Jones U.S. Real Estate Index – Composition

% of Index
Equity Real Estate Investment Trusts (REITs)	92.5%
Mortgage Real Estate Investment Trusts (REITs)	4.7%
Real Estate Management & Development	2.8%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the lack of ability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

XXXVIII :: SRS ULTRASHORT REAL ESTATE :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares UltraShort Semiconductors (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times the inverse (-2x) of the daily performance of the Dow Jones U.S. SemiconductorsSM Index (the "Index"). The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for longer periods. The return of the Fund for longer periods will be the result of each day's returns compounded over the period, which may be greater than or less than the Fund multiple times the return of the Index. For the year ended May 31, 2017, the Fund had a total return of –58.04%1. For the same period, the Index had a total return of 47.40%2 and a volatility of 17.54%. For the period, the Fund had an average daily volume of 10,683 shares and an average daily statistical correlation of over 0.99 to two times the inverse of the daily performance of the Index.3

The Fund takes positions in derivatives that, in combination, should have similar daily return characteristics as two times the inverse of the daily return of the Index. The Index measures the performance of the semiconductor sub-sector of the U.S. equity market. Component companies are engaged in the production of semiconductors and other integrated chips, as well as other related products such as semiconductor capital equipment and mother-boards.

During the year ended May 31, 2017, the Fund invested in swap agreements in order to gain inverse leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund generally benefited from financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares UltraShort Semiconductors from May 31, 2007 to May 31, 2017, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/17

	One Year	Five Years	Ten Years
ProShares UltraShort Semiconductors	-58.04%	-40.96%	-34.02%
Dow Jones U.S. Semiconductors Index	47.40%	22.14%	10.07%

Expense Ratios**

Fund	Gross	Net
ProShares UltraShort Semiconductors	2.60%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2016. Contractual fee waivers are in effect through September 30, 2017. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/17

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(200%)
Total Exposure	(200%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Dow Jones U.S. Semiconductors Index – Composition

% of Index
Semiconductors & Semiconductor Equipment	99.7%
Technology Hardware & Equipment	0.3%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the lack of ability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: ULTRASHORT SEMICONDUCTORS SSG :: XXXIX

ProShares UltraShort Technology (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times the inverse (-2x) of the daily performance of the Dow Jones U.S. TechnologySM Index (the "Index"). The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for longer periods. The return of the Fund for longer periods will be the result of each day's returns compounded over the period, which may be greater than or less than the Fund multiple times the return of the Index. For the year ended May 31, 2017, the Fund had a total return of –47.85%1. For the same period, the Index had a total return of 35.35%2 and a volatility of 12.32%. For the period, the Fund had an average daily volume of 1,484 shares and an average daily statistical correlation of over 0.99 to two times the inverse of the daily performance of the Index.3

The Fund takes positions in derivatives that, in combination, should have similar daily return characteristics as two times the inverse of the daily return of the Index. The Index measures the performance of the technology sector of the U.S. equity market. Component companies include, among others, those involved in computers and office equipment, software, communications technology, semiconductors, diversified technology services and Internet services.

During the year ended May 31, 2017, the Fund invested in swap agreements in order to gain inverse leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively impacted from financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares UltraShort Technology from May 31, 2007 to May 31, 2017, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/17

	One Year	Five Years	Ten Years
ProShares UltraShort Technology	-47.85%	-33.13%	-29.48%
Dow Jones U.S. Technology Index	35.35%	17.44%	10.69%

Expense Ratios**

Fund	Gross	Net
ProShares UltraShort Technology	1.83%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2016. Contractual fee waivers are in effect through September 30, 2017. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/17

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(200%)
Total Exposure	(200%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Dow Jones U.S. Technology Index – Composition

% of Index
Software & Services	53.3%
Technology Hardware & Equipment	27.4%
Semiconductors & Semiconductor Equipment	18.1%
Health Care Equipment & Services	0.8%
Consumer Durables & Apparels	0.1%
Telecommunication Services	0.1%
Commercial & Professional Services	0.1%
Capital Goods	0.1%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the lack of ability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

XL :: REW ULTRASHORT TECHNOLOGY :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares UltraShort Utilities (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times the inverse (-2x) of the daily performance of the Dow Jones U.S. UtilitiesSM Index (the "Index"). The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for longer periods. The return of the Fund for longer periods will be the result of each day's returns compounded over the period, which may be greater than or less than the Fund multiple times the return of the Index. For the year ended May 31, 2017, the Fund had a total return of –26.35%1. For the same period, the Index had a total return of 13.38%2 and a volatility of 14.02%. For the period, the Fund had an average daily volume of 7,541 shares and an average daily statistical correlation of over 0.99 to two times the inverse of the daily performance of the Index.3

The Fund takes positions in derivatives that, in combination, should have similar daily return characteristics as two times the inverse of the daily return of the Index. The Index measures the performance of the utilities sector of the U.S. equity market. Component companies include, among others, electric utilities, gas utilities, multi-utilities and water utilities.

During the year ended May 31, 2017, the Fund invested in swap agreements in order to gain inverse leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund generally benefited from financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares UltraShort Utilities from May 31, 2007 to May 31, 2017, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/17

	One Year	Five Years	Ten Years
ProShares UltraShort Utilities	-26.35%	-26.84%	-21.15%
Dow Jones U.S. Utilities Index	13.38%	13.27%	6.83%

Expense Ratios**

Fund	Gross	Net
ProShares UltraShort Utilities	2.11%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2016. Contractual fee waivers are in effect through September 30, 2017. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/17

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(200%)
Total Exposure	(200%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Dow Jones U.S. Utilities Index – Composition

% of Index
Electric Utilities	58.8%
Multi-Utilities	30.7%
Gas Utilities	5.6%
Water Utilities	2.5%
Independent Power and Renewable Electricity Producers	2.4%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the lack of ability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: ULTRASHORT UTILITIES SDP :: XLI

ProShares UltraPro Short Nasdaq Biotechnology (the "Fund") seeks daily investment results, before fees and expenses, that correspond to three times the inverse (–3x) of the daily performance of the NASDAQ Biotechnology Index® (the "Index"). The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for longer periods. The return of the Fund for longer periods will be the result of each day's returns compounded over the period, which may be greater than or less than the Fund multiple times the return of the Index. For the year ended May 31, 2017, the Fund had a total return of –33.68%1. For the same period, the Index had a total return of 2.76%2 and a volatility of 22.88%. For the period, the Fund had an average daily volume of 58,840 shares and an average daily statistical correlation of over 0.99 to three times the inverse of the daily performance of the Index.3

The Fund takes positions in derivatives that, in combination, should have similar daily return characteristics as three times the inverse of the daily return of the Index. The Index is a modified capitalization-weighted index that includes securities of NASDAQ listed companies that are classified as either biotechnology or pharmaceutical according to the Industry Classification Benchmark which also meet other eligibility criteria determined by NASDAQ, including minimum market capitalization and liquidity requirements.

During the year ended May 31,2017, the Fund invested in swap agreements in order to gain inverse leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund generally benefited from financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares UltraPro Short Nasdaq Biotechnology from June 22, 2015 to May 31, 2017, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/17

	One Year	Since Inception (6/22/15)
ProShares UltraPro Short Nasdaq Biotechnology	-33.68%	-6.00%
NASDAQ Biotechnology Index	2.76%	-13.66%

Expense Ratios**

Fund	Gross	Net
ProShares UltraPro Short Nasdaq Biotechnology	1.53%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2016. Contractual fee waivers are in effect through September 30, 2017. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/17

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(300%)
Total Exposure	(300%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

NASDAQ Biotechnology Index – Composition

% of Index
Biotechnology	80.7%
Pharmaceuticals	10.9%
Life Sciences Tools & Services	8.1%
Health Care Equipment & Supplies	0.2%
Health Care Technology	0.1%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the lack of ability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

XLII :: ZBIO ULTRAPRO SHORT NASDAQ BIOTECHNOLOGY :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares UltraPro Short Financial Select Sector (the "Fund") seeks daily investment results, before fees and expenses, that correspond to three times the inverse (-3x) of the daily performance of the S&P Financial Select Sector Index (the "Index"). The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for longer periods. The return of the Fund for longer periods will be the result of each day's returns compounded over the period, which may be greater than or less than the Fund multiple times the return of the Index. For the year ended May 31, 2017, the Fund had a total return of –54.02%1. For the same period, the Index had a total return of 23.12%2 and a volatility of 16.11%. For the period, the Fund had an average daily volume of 4,873 shares and an average daily statistical correlation of over 0.99 to three times the inverse of the daily performance of the Index.3

The Fund takes positions in derivatives that, in combination, should have similar daily return characteristics as three times the inverse of the daily return of the Index. The Index is one of eleven of the S&P Select Sector Indices (the "Select Sector Indices"), each designed to measure the performance of a sector of the S&P 500. Membership in the Select Sector Indices is generally determined by the Global Industry Classification Standard which classifies securities primarily based on revenues; however, earnings and market perception are also considered. The Index consists of companies in the financial sector, including companies involved in banking, thrifts & mortgage finance, specialized finance, consumer finance, asset management and custody banks, investment banking and brokerage and insurance. The financial sector also includes real estate companies and real estate investment trusts.

During the year ended May 31, 2017, the Fund invested in swap agreements in order to gain inverse leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund generally benefited from financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the the ProShares UltraPro Short Financial Select Sector from July 10, 2012 to May 31, 2017, assuming the reinvestment of distributions.

Index performance through November 3, 2015 reflects the performance of the Dow Jones U.S. Financials Index. Index performance beginning on November 4, 2015 reflects the performance of the S&P Financial Select Sector Index.

Average Annual Total Return as of 5/31/17

	One Year	Since Inception (7/10/12)
ProShares UltraPro Short Financial Select Sector	-54.02%	-46.24%
S&P Financial Select Sector Index	23.12%	16.99%

Expense Ratios**

Fund	Gross	Net
ProShares UltraPro Short Financial Select Sector	2.52%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2016. Contractual fee waivers are in effect through September 30, 2017. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/17

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(300%)
Total Exposure	(300%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

S&P Financial Select Sector Index — Composition

% of Index
Banks	44.0%
Capital Markets	20.1%
Insurance	19.6%
Diversified Financial Services	11.3%
Consumer Finance	5.0%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the lack of ability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: ULTRAPRO SHORT FINANCIAL SELECT SECTOR FINZ :: XLIII

ProShares Short MSCI EAFE (the "Fund") seeks daily investment results, before fees and expenses, that correspond to the inverse (-1x) of the daily performance of the MSCI EAFE Index® (the "Index"). The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for longer periods. The return of the Fund for longer periods will be the result of each day's returns compounded over the period, which may be greater than or less than the Fund multiple times the return of the Index. For the year ended May 31, 2017, the Fund had a total return of –16.30%1. For the same period, the Index had a total return of 16.44%2 and a volatility of 13.82%. For the period, the Fund had an average daily volume of 79,201 shares and an average daily statistical correlation of over 0.99 to the inverse of the daily performance of the Index.3

The Fund takes positions in derivatives that, in combination, should have similar daily return characteristics as the inverse of the daily return of the Index. The Index includes 85% of free float-adjusted, market capitalization in each industry group in developed market countries, excluding the U.S. and Canada.

During the year ended May 31, 2017, the Fund invested in swap agreements in order to gain inverse exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively affected from financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Short MSCI EAFE from October 23, 2007 to May 31, 2017, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/17

	One Year	Five Years	Since Inception (10/23/07)
ProShares Short MSCI EAFE	-16.30%	-11.92%	-7.48%
MSCI EAFE Index	16.44%	10.21%	0.85%

Expense Ratios**

Fund	Gross	Net
ProShares Short MSCI EAFE	1.04%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2016. Contractual fee waivers are in effect through September 30, 2017. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/17

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(100%)
Total Exposure	(100%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

MSCI EAFE Index — Country

% of Index
Japan	23.1%
United Kingdom	17.9%
France	10.6%
Others	9.7%
Germany	9.6%
Switzerland	8.9%
Australia	6.8%
Netherlands	3.5%
Hong Kong	3.5%
Spain	3.5%
Sweden	2.9%

MSCI EAFE Index — Composition

% of Index
Financials	20.8%
Industrials	14.4%
Consumer Discretionary	12.2%
Consumer Staples	11.8%
Health Care	11.0%
Materials	7.6%
Information Technology	5.9%
Energy	4.8%
Telecommunication Services	4.4%
Real Estate	3.7%
Utilities	3.4%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the lack of ability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. Because the level of the Index is not determined at the same time that the Fund's NAV is calculated, correlation to the Index is measured by comparing the daily total return of one or more U.S. exchange-traded securities or instruments that reflect the values of securities underlying the Index as of the Fund's NAV calculation time to the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

XLIV :: EFZ SHORT MSCI EAFE :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares Short MSCI Emerging Markets (the "Fund") seeks daily investment results, before fees and expenses, that correspond to the inverse (-1x) of the daily performance of the MSCI Emerging Markets Index® (the "Index"). The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for longer periods. The return of the Fund for longer periods will be the result of each day's returns compounded over the period, which may be greater than or less than the Fund multiple times the return of the Index. For the year ended May 31, 2017, the Fund had a total return of –24.15%1. For the same period, the Index had a total return of 27.41%2 and a volatility of 12.97%. For the period, the Fund had an average daily volume of 406,100 shares and an average daily statistical correlation of over 0.99 to the inverse of the daily performance of the Index.3

The Fund takes positions in derivatives that, in combination, should have similar daily return characteristics as the inverse of the daily return of the Index. The Index includes 85% of free float-adjusted, market capitalization in each industry group in emerging markets countries.

During the year ended May 31, 2017, the Fund invested in swap agreements in order to gain inverse exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively affected from financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Short MSCI Emerging Markets from October 30, 2007 to May 31, 2017, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/17

	One Year	Five Years	Since Inception (10/30/07)
ProShares Short MSCI Emerging Markets	-24.15%	-8.52%	-10.82%
MSCI Emerging Markets Index	27.41%	4.53%	-0.58%

Expense Ratios**

Fund	Gross	Net
ProShares Short MSCI Emerging Markets	0.95%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2016. Contractual fee waivers are in effect through September 30, 2017. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/17

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(100%)
Total Exposure	(100%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

MSCI Emerging Markets Index — Country

% of Index
China	27.7%
Korea	15.7%
Taiwan	12.2%
Others	10.1%
India	8.8%
Brazil	6.9%
South Africa	6.8%
Mexico	3.5%
Russia	3.4%
Indonesia	2.5%
Malaysia	2.4%
MSCI Emerging Markets Index — Composition

% of Index
Information Technology	25.6%
Financials	23.7%
Consumer Discretionary	10.9%
Materials	7.1%
Consumer Staples	7.0%
Energy	6.8%
Industrials	5.8%
Telecommunication Services	5.5%
Utilities	2.6%
Real Estate	2.6%
Health Care	2.4%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the lack of ability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. Because the level of the Index is not determined at the same time that the Fund's NAV is calculated, correlation to the Index is measured by comparing the daily total return of one or more U.S. exchange-traded securities or instruments that reflect the values of securities underlying the Index as of the Fund's NAV calculation time to the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: SHORT MSCI EMERGING MARKETS EUM :: XLV

ProShares Short FTSE China 50 (the "Fund") seeks daily investment results, before fees and expenses, that correspond to the inverse (-1x) of the daily performance of the FTSE China 50 Index® (the "Index"). The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for longer periods. The return of the Fund for longer periods will be the result of each day's returns compounded over the period, which may be greater than or less than the Fund multiple times the return of the Index. For the year ended May 31, 2017, the Fund had a total return of –21.64%1. For the same period, the Index had a total return of 24.81%2 and a volatility of 15.77%. For the period, the Fund had an average daily volume of 4,070 shares and an average daily statistical correlation of over 0.99 to the inverse of the daily performance of the Index.3

The Fund takes positions in derivatives that, in combination, should have similar daily return characteristics as the inverse of the daily return of the Index. The Index is consists of 50 of the largest and most liquid Chinese stocks listed and traded on the Stock Exchange of Hong Kong.

During the year ended May 31, 2017, the Fund invested in swap agreements in order to gain inverse exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively affected from financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Short FTSE China 50 from March 16, 2010 to May 31, 2017, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/17

	One Year	Five Years	Since Inception (3/16/10)
ProShares Short FTSE China 50	-21.64%	-12.73%	-10.17%
FTSE China 50 Index	24.81%	7.42%	2.98%

Expense Ratios**

Fund	Gross	Net
ProShares Short FTSE China 50	1.47%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2016. Contractual fee waivers are in effect through September 30, 2017. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/17

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(100%)
Total Exposure	(100%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

FTSE China 50 Index — Composition

% of Index
Financials	49.8%
Energy	11.8%
Telecommunication Services	11.0%
Information Technology	10.6%
Real Estate	6.3%
Industrials	6.2%
Consumer Discretionary	2.2%
Utilities	1.3%
Materials	0.8%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the lack of ability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. Because the level of the Index is not determined at the same time that the Fund's NAV is calculated, correlation to the Index is measured by comparing the daily total return of one or more U.S. exchange-traded securities or instruments that reflect the values of securities underlying the Index as of the Fund's NAV calculation time to the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

XLVI :: YXI SHORT FTSE CHINA 50 :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares UltraShort MSCI EAFE (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times the inverse (-2x) of the daily performance of the MSCI EAFE Index® (the "Index"). The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for longer periods. The return of the Fund for longer periods will be the result of each day's returns compounded over the period, which may be greater than or less than the Fund multiple times the return of the Index. For the year ended May 31, 2017, the Fund had a total return of –31.18%1. For the same period, the Index had a total return of 16.44%2 and a volatility of 13.82%. For the period, the Fund had an average daily volume of 4,748 shares and an average daily statistical correlation of over 0.99 to two times the inverse of the daily performance of the Index.3

The Fund takes positions in derivatives that, in combination, should have similar daily return characteristics as two times the inverse of the daily return of the Index. The Index includes 85% of free float-adjusted, market capitalization in each industry group in developed market countries, excluding the U.S. and Canada.

During the year ended May 31, 2017, the Fund invested in swap agreements in order to gain inverse leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively affected from financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares UltraShort MSCI EAFE from October 23, 2007 to May 31, 2017, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/17

	One Year	Five Years	Since Inception (10/23/07)
ProShares UltraShort MSCI EAFE	-31.18%	-23.82%	-19.65%
MSCI EAFE Index	16.44%	10.21%	0.85%

Expense Ratios**

Fund	Gross	Net
ProShares UltraShort MSCI EAFE	1.92%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2016. Contractual fee waivers are in effect through September 30, 2017. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/17

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(200%)
Total Exposure	(200%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

MSCI EAFE Index — Country

% of Index
Japan	23.1%
United Kingdom	17.9%
France	10.6%
Others	9.7%
Germany	9.6%
Switzerland	8.9%
Australia	6.8%
Netherlands	3.5%
Hong Kong	3.5%
Spain	3.5%
Sweden	2.9%

MSCI EAFE Index — Composition

% of Index
Financials	20.8%
Industrials	14.4%
Consumer Discretionary	12.2%
Consumer Staples	11.8%
Health Care	11.0%
Materials	7.6%
Information Technology	5.9%
Energy	4.8%
Telecommunication Services	4.4%
Real Estate	3.7%
Utilities	3.4%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the lack of ability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. Because the level of the Index is not determined at the same time that the Fund's NAV is calculated, correlation to the Index is measured by comparing the daily total return of one or more U.S. exchange-traded securities or instruments that reflect the values of securities underlying the Index as of the Fund's NAV calculation time to the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: ULTRASHORT MSCI EAFE EFU :: XLVII

ProShares UltraShort MSCI Emerging Markets (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times the inverse (-2x) of the daily performance of the MSCI Emerging Markets Index® (the "Index"). The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for longer periods. The return of the Fund for longer periods will be the result of each day's returns compounded over the period, which may be greater than or less than the Fund multiple times the return of the Index. For the year ended May 31, 2017, the Fund had a total return of –44.02%1. For the same period, the Index had a total return of 27.41%2 and a volatility of 12.97%. For the period, the Fund had an average daily volume of 219,173 shares and an average daily statistical correlation of over 0.99 to two times the inverse of the daily performance of the Index.3

The Fund takes positions in derivatives that, in combination, should have similar daily return characteristics as two times the inverse of the daily return of the Index. The Index includes 85% of free float-adjusted, market capitalization in each industry group in emerging markets countries.

During the year ended May 31, 2017, the Fund invested in swap agreements in order to gain inverse leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively affected from financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares UltraShort MSCI Emerging Markets from October 30, 2007 to May 31, 2017, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/17

	One Year	Five Years	Since Inception (10/30/07)
ProShares UltraShort MSCI Emerging Markets	-44.02%	-18.74%	-29.56%
MSCI Emerging Markets Index	27.41%	4.53%	-0.58%

Expense Ratios**

Fund	Gross	Net
ProShares UltraShort MSCI Emerging Markets	1.03%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2016. Contractual fee waivers are in effect through September 30, 2017. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/17

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(201%)
Total Exposure	(201%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

MSCI Emerging Markets Index — Country

% of Index
China	27.7%
Korea	15.7%
Taiwan	12.2%
Others	10.1%
India	8.8%
Brazil	6.9%
South Africa	6.8%
Mexico	3.5%
Russia	3.4%
Indonesia	2.5%
Malaysia	2.4%

MSCI Emerging Markets Index — Composition

% of Index
Information Technology	25.6%
Financials	23.7%
Consumer Discretionary	10.9%
Materials	7.1%
Consumer Staples	7.0%
Energy	6.8%
Industrials	5.8%
Telecommunication Services	5.5%
Utilities	2.7%
Real Estate	2.6%
Health Care	2.3%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the lack of ability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. Because the level of the Index is not determined at the same time that the Fund's NAV is calculated, correlation to the Index is measured by comparing the daily total return of one or more U.S. exchange-traded securities or instruments that reflect the values of securities underlying the Index as of the Fund's NAV calculation time to the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

XLVIII :: EEV ULTRASHORT MSCI EMERGING MARKETS :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares UltraShort FTSE Europe (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times the inverse (-2x) of the daily performance of the FTSE Developed Europe All Cap Index® (the "Index")***. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for longer periods. The return of the Fund for longer periods will be the result of each day's returns compounded over the period, which may be greater than or less than the Fund multiple times the return of the Index. For the year ended May 31, 2017, the Fund had a total return of –34.56%1. For the same period, the Index had a total return of 17.08%2 and a volatility of 17.77%. For the period, the Fund had an average daily volume of 24,344 shares and an average daily statistical correlation of over 0.99 to two times the inverse of the daily performance of the Index.3

The Fund takes positions in derivatives that, in combination, should have similar daily return characteristics as two times the inverse of the daily return of the Index. The Index is a free float-adjusted market cap weighted index representing the performance of large, mid- and small cap companies in Developed European markets, including the UK.

During the year ended May 31,2017, the Fund invested in swap agreements in order to gain inverse leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively affected from financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares UltraShort FTSE Europe from June 16, 2009 to May 31, 2017, assuming the reinvestment of distributions.

**Index performance through April 22, 2013 reflects the performance of the MSCI Europe Index. Index performance beginning on April 23, 2013 reflects the performance of the FTSE Developed Europe Index.

Average Annual Total Return as of 5/31/17

	One Year	Five Years	Since Inception (6/16/09)
ProShares UltraShort FTSE Europe	-34.56%	-27.97%	-30.27%
FTSE Developed Europe Index***	17.00%	10.64%	7.95%
FTSE Developed Europe All Cap Index***	17.08%	NA	7.52	%****

Expense Ratios*****

Fund	Gross	Net
ProShares UltraShort FTSE Europe	1.08%	0.95%

***On September 1, 2016, the Fund's underlying Index changed from the FTSE Developed Europe Index to the FTSE Developed Europe All Cap Index in order to match the Fund's underlying Index to its investment objective.

****Average annual total return from December 31, 2012 to May 31, 2017.

*****Reflects the expense ratio as reported in the Prospectus dated October 1, 2016. Contractual fee waivers are in effect through September 30, 2017. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/17

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(200%)
Total Exposure	(200%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

FTSE Developed Europe Index — Country

% of Index
United Kingdom	25.2%
France	14.7%
Germany	14.4%
Switzerland	14.0%
Others	6.9%
Netherlands	6.0%
Spain	5.3%
Sweden	5.0%
Italy	3.6%
Denmark	2.8%
Belgium	2.1%

FTSE Developed Europe All Cap Index — Composition

% of Index
Financials	19.7%
Industrials	14.5%
Consumer Staples	13.1%
Health Care	13.0%
Consumer Discretionary	11.2%
Materials	7.6%
Energy	6.4%
Information Technology	4.8%
Telecommunication Services	3.8%
Utilities	3.5%
Real Estate	2.4%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the lack of ability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. Because the level of the Index is not determined at the same time that the Fund's NAV is calculated, correlation to the Index is measured by comparing the daily total return of one or more U.S. exchange-traded securities or instruments that reflect the values of securities underlying the Index as of the Fund's NAV calculation time to the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: ULTRASHORT FTSE EUROPE EPV :: XLIX

ProShares UltraShort MSCI Brazil Capped (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times the inverse (-2x) of the daily performance of the MSCI Brazil 25/50 Index® (the "Index"). The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for longer periods. The return of the Fund for longer periods will be the result of each day's returns compounded over the period, which may be greater than or less than the Fund multiple times the return of the Index. For the year ended May 31, 2017, the Fund had a total return of –65.90%1. For the same period, the Index had a total return 41.47%2 and a volatility of 32.66%. For the period, the Fund had an average daily volume of 293,134 shares and an average daily statistical correlation of over 0.99 to two times the inverse of the daily performance of the Index.3

The Fund takes positions in derivatives that, in combination, should have similar daily return characteristics as two times the inverse of the daily return of the Index. The Index is a free float-adjusted, market capitalization-weighted index that is designed to measure the equity market performance of the Brazilian market. The Index is divided into large- and mid-cap segments and targets approximately 85% of free float-adjusted, market capitalization of the region.

During the year ended May 31, 2017, the Fund invested in swap agreements in order to gain inverse leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively affected from financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in ProShares UltraShort MSCI Brazil Capped from June 16, 2009 to May 31, 2017, assuming the reinvestment of distributions.

Index performance through February 10, 2013 reflects the performance of the MSCI Brazil Index. Index performance beginning on February 11, 2013 reflects the performance of the MSCI Brazil 25/50 Index.

Average Annual Total Return as of 5/31/17

	One Year	Five Years	Since Inception (6/16/09)
ProShares UltraShort MSCI Brazil Capped	-65.90%	-20.40%	-23.91%
MSCI Brazil 25/50 Index	41.47%	-4.30%	-1.78%

Expense Ratios**

Fund	Gross	Net
ProShares UltraShort MSCI Brazil Capped	1.11%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2016. Contractual fee waivers are in effect through September 30, 2017. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/17

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(200%)
Total Exposure	(200%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

MSCI Brazil 25/50 Index — Composition

% of Index
Financials	35.8%
Consumer Staples	16.1%
Energy	12.2%
Materials	8.9%
Utilities	6.2%
Industrials	5.8%
Consumer Discretionary	5.5%
Telecommunication Services	3.0%
Information Technology	2.8%
Health Care	2.2%
Real Estate	1.5%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the lack of ability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. Because the level of the Index is not determined at the same time that the Fund's NAV is calculated, correlation to the Index is measured by comparing the daily total return of one or more U.S. exchange-traded securities or instruments that reflect the values of securities underlying the Index as of the Fund's NAV calculation time to the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

L :: BZQ ULTRASHORT MSCI BRAZIL CAPPED :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares UltraShort FTSE China 50 (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times the inverse (-2x) of the daily performance of the FTSE China 50 Index® (the "Index"). The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for longer periods. The return of the Fund for longer periods will be the result of each day's returns compounded over the period, which may be greater than or less than the Fund multiple times the return of the Index. For the year ended May 31, 2017, the Fund had a total return of –40.05%1. For the same period, the Index had a total return of 24.81%2 and a volatility of 15.77%. For the period, the Fund had an average daily volume of 49,671 shares and an average daily statistical correlation of over 0.99 to two times the inverse of the daily performance of the Index.3

The Fund takes positions in derivatives that, in combination, should have similar daily return characteristics as two times the inverse of the daily return of the Index. The Index is comprised of 50 of the largest and most liquid Chinese stocks listed and traded on the Stock Exchange of Hong Kong.

During the year ended May 31, 2017, the Fund invested in swap agreements in order to gain inverse leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively affected from financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in ProShares UltraShort FTSE China 50 from November 6, 2007 to May 31, 2017, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/17

	One Year	Five Years	Since Inception (11/6/07)
ProShares UltraShort FTSE China 50	-40.05%	-27.06%	-34.29%
FTSE China 50 Index	24.81%	7.42%	-2.04%

Expense Ratios**

Fund	Gross	Net
ProShares UltraShort FTSE China 50	1.10%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2016. Contractual fee waivers are in effect through September 30, 2017. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/17

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(200%)
Total Exposure	(200%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

FTSE China 50 Index — Composition

% of Index
Financials	49.8%
Energy	11.8%
Telecommunication Services	11.0%
Information Technology	10.6%
Real Estate	6.3%
Industrials	6.2%
Consumer Discretionary	2.2%
Utilities	1.3%
Materials	0.8%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the lack of ability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. Because the level of the Index is not determined at the same time that the Fund's NAV is calculated, correlation to the Index is measured by comparing the daily total return of one or more U.S. exchange-traded securities or instruments that reflect the values of securities underlying the Index as of the Fund's NAV calculation time to the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: ULTRASHORT FTSE CHINA 50 FXP :: LI

ProShares UltraShort MSCI Japan (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times the inverse (-2x) of the daily performance of the MSCI Japan Index® (the "Index"). The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for longer periods. The return of the Fund for longer periods will be the result of each day's returns compounded over the period, which may be greater than or less than the Fund multiple times the return of the Index. For the year ended May 31, 2017, the Fund had a total return of –28.22%1. For the same period, the Index had a total return of 15.02%2 and a volatility of 16.03%. For the period, the Fund had an average daily volume of 5,327 shares and an average daily statistical correlation of over 0.99 to two times the inverse of the daily performance of the Index.3

The Fund takes positions in derivatives that, in combination, should have similar daily return characteristics as two times the inverse of the daily return of the Index. The Index includes 85% of free float-adjusted, market capitalization in each industry group in Japan.

During the year ended May 31, 2017, the Fund invested in swap agreements in order to gain inverse leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively affected from financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares UltraShort MSCI Japan from November 6, 2007 to May 31, 2017, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/17

	One Year	Five Years	Since Inception (11/6/07)
ProShares UltraShort MSCI Japan	-28.22%	-25.84%	-18.30%
MSCI Japan Index	15.02%	10.42%	1.50%

Expense Ratios**

Fund	Gross	Net
ProShares UltraShort MSCI Japan	1.31%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2016. Contractual fee waivers are in effect through September 30, 2017. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/17

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(200%)
Total Exposure	(200%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

MSCI Japan Index — Composition

% of Index
Industrials	20.1%
Consumer Discretionary	20.0%
Financials	13.1%
Information Technology	11.8%
Consumer Staples	8.3%
Health Care	7.5%
Materials	6.1%
Telecommunication Services	5.9%
Real Estate	4.3%
Utilities	2.1%
Energy	0.8%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the lack of ability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. Because the level of the Index is not determined at the same time that the Fund's NAV is calculated, correlation to the Index is measured by comparing the daily total return of one or more U.S. exchange-traded securities or instruments that reflect the values of securities underlying the Index as of the Fund's NAV calculation time to the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

LII :: EWV ULTRASHORT MSCI JAPAN :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares UltraShort MSCI Mexico Capped IMI (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times the inverse (-2x) of the daily performance of the MSCI Mexico IMI 25/50 Index® (the "Index"). The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for longer periods. The return of the Fund for longer periods will be the result of each day's returns compounded over the period, which may be greater than or less than the Fund multiple times the return of the Index. For the year ended May 31, 2017, the Fund had a total return of –26.72%1. For the same period, the Index had a total return of 5.00%2 and a volatility of 24.44%. For the period, the Fund had an average daily volume of 2,509 shares and an average daily statistical correlation of over 0.99 to two times the inverse of the daily performance of the Index.3

The Fund takes positions in derivatives that, in combination, should have similar daily return characteristics as two times the inverse of the daily return of the Index. The Index is a free float-adjusted, market capitalization-weighted index that is designed to measure the equity market performance of the Mexican market by capturing 99% of the publicly available total market capitalization.

During the year ended May 31, 2017, the Fund invested in swap agreements in order to gain inverse leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively affected from financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares UltraShort MSCI Mexico Capped IMI from June 16, 2009 to May 31, 2017, assuming the reinvestment of distributions.

Index performance through February 10, 2013 reflects the performance of the MSCI Mexico Investable Market Index. Index performance beginning on February 11, 2013 reflects the performance of the MSCI Mexico IMI 25/50 Index.

Average Annual Total Return as of 5/31/17

	One Year	Five Years	Since Inception (6/16/09)
ProShares UltraShort MSCI Mexico Capped IMI	-26.72%	-15.87%	-27.19%
MSCI Mexico IMI 25/50 Index	5.00%	0.55%	6.02%

Expense Ratios**

Fund	Gross	Net
ProShares UltraShort MSCI Mexico Capped IMI	5.50%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2016. Contractual fee waivers are in effect through September 30, 2017. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/17

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(200%)
Total Exposure	(200%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

MSCI Mexico IMI 25/50 Index — Composition

% of Index
Consumer Staples	25.5%
Materials	16.0%
Financials	15.4%
Telecommunication Services	15.0%
Industrials	13.0%
Consumer Discretionary	7.8%
Real Estate	5.6%
Utilities	1.0%
Health Care	0.7%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the lack of ability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. Because the level of the Index is not determined at the same time that the Fund's NAV is calculated, correlation to the Index is measured by comparing the daily total return of one or more U.S. exchange-traded securities or instruments that reflect the values of securities underlying the Index as of the Fund's NAV calculation time to the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: ULTRASHORT MSCI MEXICO CAPPED IMI SMK :: LIII

ProShares Short 7-10 Year Treasury (the "Fund") seeks daily investment results, before fees and expenses, that correspond to the inverse (-1x) of the daily performance of the ICE U.S. Treasury 7-10 Year Bond Index (the "Index")**. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for longer periods. The return of the Fund for longer periods will be the result of each day's returns compounded over the period, which may be greater than or less than the Fund multiple times the return of the Index. For the year ended May 31, 2017, the Fund had a total return of –0.19%1. For the same period, the Index had a total return of –0.43%2 with a volatility of 5.25%. For the period, the Fund had an average daily volume of 12,730 shares and an average daily statistical correlation of over 0.99 the inverse of the daily performance of the Index.3

The Fund takes positions in derivatives that, in combination, should have similar daily return characteristics as the inverse of the daily return of the Index. The Index includes publicly issued U.S. Treasury securities that have a remaining maturity of greater than seven years and less than or equal to ten years and have $300 million or more of outstanding face value, excluding amounts held by the Federal Reserve. In addition, the securities in the Underlying Index must be fixed-rate and denominated in U.S. dollars. Excluded from the Underlying Index are inflation-linked securities, Treasury bills, cash management bills, any government agency debt issued with or without a government guarantee and zero-coupon issues that have been stripped from coupon-paying bonds. The Underlying Index is weighted by market capitalization, and the securities in the Underlying Index are updated on the last business day of each month.

During the year ended May 31, 2017, the Fund invested in swap agreements in order to gain inverse leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively affected from financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Short 7-10 Year Treasury from April 4, 2011 to May 31, 2017, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/17

	One Year	Five Years	Since Inception (4/4/11)
ProShares Short 7-10 Year Treasury	-0.19%	-3.00%	-5.59%
Bloomberg Barclays U.S. 7-10 Year Treasury Bond Index**	-0.43%	1.70%	4.40%
ICE U.S. Treasury 7-10 Year Bond Index**	-0.43%	1.70%	4.40%

Expense Ratios***

Fund	Gross	Net
ProShares Short 7-10 Year treasury	1.10%	0.95%

**On October 14, 2016, the Fund's underlying Index changed from the Bloomberg Barclays U.S. 7-10 Year Treasury Bond Index to the ICE U.S. Treasury 7-10 Year Bond Index in order to match the Fund's underlying Index to its investment objective.

***Reflects the expense ratio as reported in the Prospectus dated October 1, 2016. Contractual fee waivers are in effect through September 30, 2017. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/17

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(98%)
Futures Contracts	(2%)
Total Exposure	(100%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

ICE U.S. Treasury 7-10 Year Bond Index — Composition

% of Index
7-10 Year U.S. Treasury	100%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the lack of ability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a total return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

LIV :: TBX SHORT 7-10 YEAR TREASURY :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares Short 20+ Year Treasury (the "Fund") seeks daily investment results, before fees and expenses, that correspond to the inverse (-1x) of the daily performance of the ICE U.S. Treasury 20+ Year Bond Index (the "Index")**. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for longer periods. The return of the Fund for longer periods will be the result of each day's returns compounded over the period, which may be greater than or less than the Fund multiple times the return of the Index. For the year ended May 31, 2017, the Fund had a total return of 0.46%1. For the same period, the Index had a total return of –2.01%2 and a volatility of 12.11%. For the period, the Fund had an average daily volume of 630,723 shares and an average daily statistical correlation of over 0.99 to the inverse of the daily performance of the Index.3

The Fund takes positions in derivatives that, in combination, should have similar daily return characteristics as the inverse of the daily return of the Index. The Index includes publicly issued U.S. Treasury securities that have a remaining maturity greater than twenty years and have $300 million or more of outstanding face value, excluding amounts held by the Federal Reserve. In addition, the securities in the Underlying Index must be fixed-rate and denominated in U.S. dollars. Excluded from the Underlying Index are inflation-linked securities, Treasury bills, cash management bills, any government agency debt issued with or without a government guarantee and zero-coupon issues that have been stripped from coupon-paying bonds. The Underlying Index is weighted by market capitalization, and the securities in the Underlying Index are updated on the last business day of each month.

During the year ended May 31, 2017, the Fund invested in swap agreements in order to gain inverse leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively affected from financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Short 20+ Treasury from August 18, 2009 to May 31, 2017, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/17

	One Year	Five Years	Since Inception (8/18/09)
ProShares Short 20+ Year Treasury	0.46%	-4.85%	-9.69%
Bloomberg Barclays U.S. 20+ Year Treasury Bond Index**	-2.01%	2.38%	7.02%
ICE U.S. Treasury 20+ Year Bond Index**	-2.01%	2.37%	7.01%

Expense Ratios***

Fund	Gross	Net
ProShares Short 20+ Year Treasury	0.94%	0.94%

**On October 14, 2016, the Fund's underlying Index changed from the Bloomberg Barclays U.S. 20+ Year Treasury Bond Index to the ICE U.S. Treasury 20+ Year Bond Index in order to match the Fund's underlying Index to its investment objective.

***Reflects the expense ratio as reported in the Prospectus dated October 1, 2016. Contractual fee waivers are in effect through September 30, 2017. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/17

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(99%)
Futures Contracts	(1%)
Total Exposure	(100%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

ICE U.S. Treasury 20+ Year Bond Index — Composition

% of Index
20+ Year U.S. Treasury	100%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the lack of ability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a total return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: SHORT 20+ YEAR TREASURY TBF :: LV

ProShares Short High Yield (the "Fund") seeks daily investment results, before fees and expenses, that correspond to the inverse (-1x) of the daily performance of the Markit iBoxx $ Liquid High Yield Index (the "Index"). The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for longer periods. The return of the Fund for longer periods will be the result of each day's returns compounded over the period, which may be greater than or less than the Fund multiple times the return of the Index. For the year ended May 31, 2017, the Fund had a total return of –11.96%1. For the same period, the Index had a total return of 12.04%2 with a volatility of 3.88%. For the period, the Fund had an average daily volume of 109,561 shares and an average daily statistical correlation of over 0.99 to the inverse of the daily performance of the Index.3

The Fund takes positions in derivatives that, in combination, should have similar daily return characteristics as the inverse of the daily return of the Index. The Index is a modified market-value weighted index designed to provide a balanced representation of U.S. dollar-denominated high yield corporate bonds for sale within the United States by means of including the most liquid high yield corporate bonds available as determined by the index provider. Currently, the bonds eligible for inclusion in the Index include U.S. dollar-denominated, corporate bonds for sale in the United States that are issued by companies domiciled in the U.S., Bermuda, Canada, Cayman Islands, Western Europe or Japan, are rated sub-investment grade by Moody's Investors Service, Inc., Fitch, Inc. or Standard and Poor's Financial Services, LLC; are from issuers with at least $1 billion par outstanding; have at least $400 million of outstanding face value; and are between three and fifteen years to maturity. There is no limit to the number of issues in the Index.

During the year ended May 31, 2017, the Fund invested in swap agreements in order to gain inverse exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively impacted by financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Short High Yield from March 21, 2011 to May 31, 2017, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/17

	One Year	Five Years	Since Inception (3/21/11)
ProShares Short High Yield	-11.96%	-8.34%	-8.18%
Markit iBoxx $ Liquid High Yield Index	12.04%	6.37%	6.09%

Expense Ratios**

Fund	Gross	Net
ProShares Short High Yield	0.97%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2016. Contractual fee waivers are in effect through September 30, 2017. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/17

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(101%)
Total Exposure	(101%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Markit iBoxx $ Liquid High Yield
Index — Composition

% of Index
High Yield	100%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the lack of ability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a total return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. Because the level of the Index is not determined at the same time that the Fund's NAV is calculated, correlation to the Index is measured by comparing the daily total return of one or more U.S. exchange-traded securities or instruments that reflect the values of securities underlying the Index as of the Fund's NAV calculation time to the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

LVI :: SJB SHORT HIGH YIELD :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares UltraShort 3-7 Year Treasury (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times the inverse (-2x) of the daily performance of the ICE U.S. Treasury 3-7 Year Bond Index (the "Index")**. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for longer periods. The return of the Fund for longer periods will be the result of each day's returns compounded over the period, which may be greater than or less than the Fund multiple times the return of the Index. For the year ended May 31, 2017, the Fund had a total return of –1.37%1. For the same period, the Index had a total return of 0.52%2 with a volatility of 2.92%. For the period, the Fund had an average daily volume of 902 shares and an average daily statistical correlation of over 0.99 to two times the inverse of the daily performance of the Index.3

The Fund takes positions in derivatives that, in combination, should have similar daily return characteristics as two times the inverse of the daily return of the Index. The Index includes publicly issued U.S. Treasury securities that have a remaining maturity of greater than three years and less than or equal to seven years and have $300 million or more of outstanding face value, excluding amounts held by the Federal Reserve. In addition, the securities in the Underlying Index must be fixed-rate and denominated in U.S. dollars. Excluded from the Underlying Index are inflation-linked securities, Treasury bills, cash management bills, any government agency debt issued with or without a government guarantee and zero-coupon issues that have been stripped from coupon-paying bonds. The Underlying Index is weighted by market capitalization, and the securities in the Underlying Index are updated on the last business day of each month.

During the year ended May 31, 2017, the Fund invested in swap agreements in order to gain inverse leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively impacted by financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares UltraShort 3-7 Year Treasury from April 4, 2011 to May 31, 2017, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/17

	One Year	Five Years	Since Inception (4/4/11)
ProShares UltraShort 3-7 Year Treasury	-1.37%	-4.11%	-6.52%
Bloomberg Barclays U.S. 3-7 Year Treasury Bond Index**	0.52%	1.37%	2.65%
ICE U.S. Treasury 3-7 Year Bond Index**	0.52%	1.37%	2.64%

Expense Ratios***

Fund	Gross	Net
ProShares UltraShort 3-7 Year Treasury	3.16%	0.95%

**On October 14, 2016, the Fund's underlying Index changed from the Bloomberg Barclays U.S. 3-7 Year Treasury Bond Index to the ICE U.S. Treasury 3-7 Year Bond Index in order to match the Fund's underlying Index to its investment objective.

***Reflects the expense ratio as reported in the Prospectus dated October 1, 2016. Contractual fee waivers are in effect through September 30, 2017. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/17

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(200%)
Total Exposure	(200%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

ICE U.S. Treasury 3-7 Year Bond Index — Composition

% of Index
3-7 Year U.S. Treasury	100%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the lack of ability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a total return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: ULTRASHORT 3-7 YEAR TREASURY TBZ :: LVII

ProShares UltraShort 7-10 Year Treasury (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times the inverse (-2x) of the daily performance of the ICE U.S. Treasury 7-10 Year Bond Index (the "Index")**. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for longer periods. The return of the Fund for longer periods will be the result of each day's returns compounded over the period, which may be greater than or less than the Fund multiple times the return of the Index. For the year ended May 31, 2017, the Fund had a total return of 0.14%1. For the same period, the Index had a total return of –0.43%2 and a volatility of 5.25%. For the period, the Fund had an average daily volume of 40,397 shares and an average daily statistical correlation of over 0.99 to two times the inverse of the daily performance of the Index.3

The Fund takes positions in derivatives that, in combination, should have similar daily return characteristics as two times the inverse of the daily return of the Index. The Index includes publicly issued U.S. Treasury securities that have a remaining maturity of greater than seven years and less than or equal to ten years and have $300 million or more of outstanding face value, excluding amounts held by the Federal Reserve. In addition, the securities in the Underlying Index must be fixed-rate and denominated in U.S. dollars. Excluded from the Underlying Index are inflation-linked securities, Treasury bills, cash management bills, any government agency debt issued with or without a government guarantee and zero-coupon issues that have been stripped from coupon-paying bonds. The Underlying Index is weighted by market capitalization, and the securities in the Underlying Index are updated on the last business day of each month.

During the year ended May 31, 2017, the Fund invested in swap agreements and futures contracts in order to gain inverse leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively impacted by financing rates associated with swap agreements. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares UltraShort 7-10 Year Treasury from April 29, 2008 to May 31, 2017, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/17

	One Year	Five Years	Since Inception (4/29/08)
ProShares UltraShort 7-10 Year Treasury	0.14%	-5.47%	-12.27%
Bloomberg Barclays U.S. 7-10 Year Treasury Bond Index**	-0.43%	1.70%	4.80%
ICE U.S. Treasury 7-10 Year Bond Index**	-0.43%	1.70%	4.79%

Expense Ratios***

Fund	Gross	Net
ProShares Ultra Short 7-10 Year Treasury	0.97%	0.95%

**On October 14, 2016, the Fund's underlying Index changed from the Bloomberg Barclays U.S. 7-10 Year Treasury Bond Index to the ICE U.S. Treasury 7-10 Year Bond Index in order to match the Fund's underlying Index to its investment objective.

***Reflects the expense ratio as reported in the Prospectus dated October 1, 2016. Contractual fee waivers are in effect through September 30, 2017. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/17

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(198%)
Futures Contracts	(2%)
Total Exposure	(200%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

ICE U.S. Treasury 7-10 Year Bond Index — Composition

% of Index
7—10 Year U.S. Treasury	100%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the lack of ability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a total return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

LVIII :: PST ULTRASHORT 7-10 YEAR TREASURY :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares UltraShort 20+ Year Treasury (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times the inverse (-2x) of the daily performance of the ICE U.S. Treasury 20+ Year Bond Index (the "Index")**. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for longer periods. The return of the Fund for longer periods will be the result of each day's returns compounded over the period, which may be greater than or less than the Fund multiple times the return of the Index. For the year ended May 31, 2017, the Fund had a total return of -0.06%1. For the same period, the Index had a total return of –2.01%2 and a volatility of 12.11%. For the period, the Fund had an average daily volume of 2,548,784 shares and an average daily statistical correlation of over 0.99 to two times the inverse of the daily performance of the Index.3

The Fund takes positions in derivatives that, in combination, should have similar daily return characteristics as two times the inverse of the daily return of the Index. The Index includes publicly issued U.S. Treasury securities that have a remaining maturity greater than twenty years and have $300 million or more of outstanding face value, excluding amounts held by the Federal Reserve. In addition, the securities in the Underlying Index must be fixed-rate and denominated in U.S. dollars. Excluded from the Underlying Index are inflation-linked securities, Treasury bills, cash management bills, any government agency debt issued with or without a government guarantee and zero-coupon issues that have been stripped from coupon-paying bonds. The Underlying Index is weighted by market capitalization, and the securities in the Underlying Index are updated on the last business day of each month.

During the year ended May 31, 2017, the Fund invested in swap agreements and futures contracts in order to gain inverse leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively impacted by financing rates associated with swap agreements. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in ProShares UltraShort 20+ Year Treasury from April 29, 2008 to May 31, 2017, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/17

	One Year	Five Years	Since Inception (4/29/08)
ProShares UltraShort 20+ Year Treasury	-0.06%	-10.20%	-20.10%
Bloomberg Barclays U.S. 20+ Year Treasury Bond Index**	-2.01%	2.38%	6.84%
ICE U.S. Treasury 20+ Year Bond Index**	-2.01%	2.37%	6.85%

Expense Ratios***

Fund	Gross	Net
ProShares UltraShort 20+ Year Treasury	0.93%	0.93%

**On October 14, 2016, the Fund's underlying Index changed from the Bloomberg Barclays U.S. 20+ Year Treasury Bond Index to the ICE U.S. Treasury 20+ Year Bond Index in order to match the Fund's underlying Index to its investment objective.

***Reflects the expense ratio as reported in the Prospectus dated October 1, 2016. Contractual fee waivers are in effect through September 30, 2017.See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/17

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(199%)
Futures Contracts	(1%)
Total Exposure	(200%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

ICE U.S. Treasury 20+ Year Bond Index — Composition

% of Index
20+ Year U.S. Treasury	100%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the lack of ability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a total return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: ULTRASHORT 20+ YEAR TREASURY TBT :: LIX

ProShares UltraShort TIPS (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times the inverse (-2x) of the daily performance of the Bloomberg Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series L) (the "Index"). The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for longer periods. The return of the Fund for longer periods will be the result of each day's returns compounded over the period, which may be greater than or less than the Fund multiple times the return of the Index. For the year ended May 31, 2017, the Fund had a total return of –4.59%1. For the same period, the Index had a total return of 2.41%2 with a volatility of 4.12%. For the period, the Fund had an average daily volume of 546 shares and an average daily statistical correlation of over 0.99 to two times the inverse of the daily performance of the Index.3

The Fund takes positions in derivatives that, in combination, should have similar daily return characteristics as two times the inverse of the daily return of the Index. The Index includes all publicly issued TIPS that have at least one year remaining maturity, are non-convertible, are denominated in U.S. dollars, are rated investment grade (at least Baa3 by Moody's Investors Service, Inc. or BBB- by Standard and Poor's Financial Services, LLC), are fixed rate, and have more than $250 million or more par value outstanding. The Index is weighted by the relative market value of all securities meeting the Index criteria and the securities of the Index are updated on the last calendar day of each month. TIPS are the inflation indexed-bonds issued by the U.S. Treasury. The principal is adjusted by a designated inflation index, such as the Consumer Price Index, the commonly used measure of inflation. The coupon rate is constant, but generates a different amount of interest when multiplied by the inflation-adjusted principal, thus protecting the holder against inflation.

During the year ended May 31, 2017, the Fund invested in swap agreements in order to gain inverse leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund generally benefited from financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares UltraShort TIPS from February 9, 2011 to May 31, 2017, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/17

	One Year	Five Years	Since Inception (2/9/11)
ProShares UltraShort TIPS	-4.59%	-1.80%	-7.42%
Bloomberg Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series L)	2.41%	0.35%	3.28%

Expense Ratios**

Fund	Gross	Net
ProShares UltraShort TIPS	2.26%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2016. Contractual fee waivers are in effect through September 30, 2017. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/17

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(201%)
Total Exposure	(201%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Bloomberg Barclays U.S. Treasury Inflation Protected
Securities (TIPS) Index (Series L) – Composition

% of Index
TIPS (Series L)	100%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the lack of ability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a total return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

LX :: TPS ULTRASHORT TIPS :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares UltraPro Short 20+ Year Treasury (the "Fund") seeks investment results, before fees and expenses, that correspond to three times the inverse (-3x) of the daily performance of the ICE U.S. Treasury 20+ Year Bond Index (the "Index")**. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for longer periods. The return of the Fund for longer periods will be the result of each day's returns compounded over the period, which may be greater than or less than the Fund multiple times the return of the Index. For the year ended May 31, 2017, the Fund had a total return of –1.99%1. For the same period, the Index had a total return of –2.01%2 and a volatility of 12.11%. For the period, the Fund had an average daily volume of 37,709 shares and an average daily statistical correlation of over 0.99 to three times the inverse of the daily performance of the Index.3

The Fund takes positions in derivatives that, in combination, should have similar return characteristics as three times the inverse of the daily return of the Index. The Index includes publicly issued U.S. Treasury securities that have a remaining maturity greater than twenty years and have $300 million or more of outstanding face value, excluding amounts held by the Federal Reserve. In addition, the securities in the Underlying Index must be fixed-rate and denominated in U.S. dollars. Excluded from the Underlying Index are inflation-linked securities, Treasury bills, cash management bills, any government agency debt issued with or without a government guarantee and zero-coupon issues that have been stripped from coupon-paying bonds. The Underlying Index is weighted by market capitalization, and the securities in the Underlying Index are updated on the last business day of each month.

During the year ended May 31, 2017, the Fund invested in swap agreements and futures contracts in order to gain inverse leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively impacted by financing rates associated with swap agreements. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares UltraPro Short 20+ Year Treasury from March 27, 2012 to May 31, 2017, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/17

	One Year	Five Years	Since Inception (3/27/12)
ProShares UltraPro Short 20+ Year Treasury	-1.99%	-16.63%	-22.10%
Bloomberg Barclays U.S. 20+ Year Treasury Bond Index**	-2.01%	2.38%	4.68%
ICE U.S. Treasury 20+ Year Bond Index**	-2.01%	2.37%	4.67%

Expense Ratios***

Fund	Gross	Net
ProShares UltraPro Short 20+ Year Treasury	1.01%	0.95%

**On October 14, 2016, the Fund's underlying Index changed from the Bloomberg Barclays U.S. 20+ Year Treasury Bond Index to the ICE U.S. Treasury 20+ Year Bond Index in order to match the Fund's underlying Index to its investment objective.

***Reflects the expense ratio as reported in the Prospectus dated October 1, 2016. Contractual fee waivers are in effect through September 30, 2017. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/17

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(299%)
Futures Contracts	(2%)
Total Exposure	(301%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

ICE U.S. Treasury 20+ Year Bond Index – Composition

% of Index
20+ Year U.S. Treasury	100%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the lack of ability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a total return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: ULTRAPRO SHORT 20+ YEAR TREASURY TTT :: LXI

ProShares Ultra S&P500® (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the S&P 500® (the "Index"). The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for longer periods. The return of the Fund for longer periods will be the result of each day's returns compounded over the period, which may be greater than or less than the Fund multiple times the return of the Index. For the year ended May 31, 2017, the Fund had a total return of 34.15%1. For the same period, the Index had a total return of 17.47%2 and a volatility of 9.57%. For the period, the Fund had an average daily volume of 2,728,724 shares and an average daily statistical correlation of over 0.99 to twice that of the daily performance of the Index.3

The Fund takes positions in securities and/or derivatives that, in combination, should have similar daily return characteristics as two times the daily return of the Index. The Index is a measure of large-cap U.S. stock market performance. It is a float-adjusted, market capitalization-weighted index of 500 U.S. operating companies and real estate investment trusts selected through a process that factors in criteria such as liquidity, price, market capitalization and financial viability.

During the year ended May 31, 2017, the Fund invested in swap agreements and futures contracts in order to gain leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively impacted by financing rates associated with swap agreements. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Ultra S&P500® from May 31, 2007 to May 31, 2017, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/17

	One Year	Five Years	Ten Years
ProShares Ultra S&P500®	34.15%	29.08%	7.26%
S&P 500	17.47%	15.41%	6.93%

Expense Ratios**

Fund	Gross	Net
ProShares Ultra S&P500®	0.89%	0.89%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2016. Contractual fee waivers are in effect through September 30, 2017. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/17

Market Exposure

Investment Type	% of Net Assets
Equity Securities	70%
Swap Agreements	125%
Futures Contracts	5%
Total Exposure	200%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
Apple, Inc.	2.7%
Microsoft Corp.	1.8%
Amazon.com, Inc.	1.3%
Facebook, Inc., Class A	1.2%
Johnson & Johnson	1.2%

S&P 500 – Composition

% of Index
Information Technology	23.2%
Health Care	13.9%
Financials	13.7%
Consumer Discretionary	12.5%
Industrials	10.2%
Consumer Staples	9.4%
Energy	6.0%
Utilities	3.3%
Real Estate	2.9%
Materials	2.8%
Telecommunication Services	2.1%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the lack of ability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

LXII :: SSO ULTRA S&P500® :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares Ultra QQQ® (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the NASDAQ-100 Index® (the "Index"). The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for longer periods. The return of the Fund for longer periods will be the result of each day's returns compounded over the period, which may be greater than or less than the Fund multiple times the return of the Index. For the year ended May 31, 2017, the Fund had a total return of 62.19%1. For the same period, the Index had a total return of 29.51%2 and a volatility of 11.35%. For the period, the Fund had an average daily volume of 914,990 shares and an average daily statistical correlation of over 0.99 to twice that of the daily performance of the Index.3

The Fund takes positions in securities and/or derivatives that, in combination, should have similar daily return characteristics as two times the daily return of the Index. The Index, a modified market capitalization-weighted index, includes 100 of the largest non-financial domestic and international issues listed on The NASDAQ Stock Market.

During the year ended May 31, 2017, the Fund invested in swap agreements and futures contracts in order to gain leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively impacted by financing rates associated with swap agreements. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Ultra QQQ® from May 31, 2007 to May 31, 2017, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/17

	One Year	Five Years	Ten Years
ProShares Ultra QQQ®	62.19%	37.56%	18.50%
NASDAQ-100 Index	29.51%	19.59%	12.75%

Expense Ratios**

Fund	Gross	Net
ProShares Ultra QQQ®	1.00%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2016. Contractual fee waivers are in effect through September 30, 2017. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/17

Market Exposure

Investment Type	% of Net Assets
Equity Securities	72%
Swap Agreements	120%
Futures Contracts	8%
Total Exposure	200%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
Apple, Inc.	8.7%
Microsoft Corp.	5.8%
Amazon.com, Inc.	5.1%
Facebook, Inc., Class A	3.9%
Alphabet, Inc., Class C	3.6%

NASDAQ-100 Index – Composition

% of Index
Information Technology	58.5%
Consumer Discretionary	22.3%
Health Care	10.4%
Consumer Staples	5.7%
Industrials	2.2%
Telecommunication Services	0.9%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the lack of ability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: ULTRA QQQ® QLD :: LXIII

ProShares Ultra Dow30SM (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the Dow Jones Industrial AverageSM (the "Index"). The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for longer periods. The return of the Fund for longer periods will be the result of each day's returns compounded over the period, which may be greater than or less than the Fund multiple times the return of the Index. For the year ended May 31, 2017, the Fund had a total return of 42.77%1. For the same period, the Index had a total return of 21.16%2 and a volatility of 9.23%. For the period, the Fund had an average daily volume of 197,367 shares and an average daily statistical correlation of over 0.99 to twice that of the daily performance of the Index.3

The Fund takes positions in securities and/or derivatives that, in combination, should have similar daily return characteristics as two times the daily return of the Index. The Index is a price-weighted index and includes 30 large-cap, "blue-chip" U.S. stocks, excluding utility and transportation companies.

During the year ended May 31, 2017, the Fund invested in swap agreements and futures contracts in order to gain leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively impacted by financing rates associated with swap agreements. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Ultra Dow30SM May 31, 2007 to May 31, 2017, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/17

	One Year	Five Years	Ten Years
ProShares Ultra Dow30SM	42.77%	26.00%	8.49%
Dow Jones Industrial Average	21.16%	13.95%	7.22%

Expense Ratios**

Fund	Gross	Net
ProShares Ultra Dow30SM	0.98%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2016. Contractual fee waivers are in effect through September 30, 2017. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/17

Market Exposure

Investment Type	% of Net Assets
Equity Securities	72%
Swap Agreements	124%
Futures Contracts	4%
Total Exposure	200%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
Goldman Sachs Group, Inc. (The)	4.9%
3M Co.	4.8%
Boeing Co. (The)	4.4%
UnitedHealth Group, Inc.	4.1%
Home Depot, Inc. (The)	3.6%

Dow Jones Industrial Average – Composition

% of Index
Industrials	21.1%
Information Technology	17.5%
Financials	16.1%
Consumer Discretionary	15.2%
Health Care	13.1%
Consumer Staples	6.9%
Energy	6.0%
Materials	2.6%
Telecommunication Services	1.5%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the lack of ability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

LXIV :: DDM ULTRA DOW30SM :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares Ultra MidCap400 (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the S&P MidCap 400® (the "Index"). The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for longer periods. The return of the Fund for longer periods will be the result of each day's returns compounded over the period, which may be greater than or less than the Fund multiple times the return of the Index. For the year ended May 31, 2017, the Fund had a total return of 32.49%1. For the same period, the Index had a total return of 17.16%2 and a volatility of 12.76%. For the period, the Fund had an average daily volume of 42,087 shares and an average daily statistical correlation of over 0.99 to twice that of the daily performance of the Index.3

The Fund takes positions in securities and/or derivatives that, in combination, should have similar daily return characteristics as two times the daily return of the Index. The Index is a measure of mid-size company U.S. stock market performance. It is a float-adjusted, market capitalization-weighted index of 400 U.S. operating companies and real estate investment trusts selected through a process that factors in criteria such as liquidity, price, market capitalization and financial viability.

During the year ended May 31, 2017, the Fund invested in swap agreements and futures contracts in order to gain leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively impacted by financing rates associated with swap agreements. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Ultra MidCap400 from May 31, 2007 to May 31, 2017, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/17

	One Year	Five Years	Ten Years
ProShares Ultra MidCap400	32.49%	27.17%	8.16%
S&P MidCap 400	17.16%	14.97%	8.14%

Expense Ratios**

Fund	Gross	Net
ProShares Ultra MidCap400	1.03%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2016. Contractual fee waivers are in effect through September 30, 2017. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/17

Market Exposure

Investment Type	% of Net Assets
Equity Securities	76%
Swap Agreements	120%
Futures Contracts	4%
Total Exposure	200%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
Align Technology, Inc.	0.5%
ANSYS, Inc.	0.5%
Everest Re Group Ltd.	0.5%
Duke Realty Corp.	0.5%
Domino's Pizza, Inc.	0.5%

S&P MidCap 400 – Composition

% of Index
Information Technology	18.1%
Financials	16.3%
Industrials	14.6%
Consumer Discretionary	11.6%
Real Estate	9.7%
Health Care	9.1%
Materials	7.9%
Utilities	5.6%
Consumer Staples	3.7%
Energy	3.1%
Telecommunication Services	0.3%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the lack of ability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: ULTRA MIDCAP400 MVV :: LXV

ProShares Ultra Russell2000 (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the Russell 2000® Index (the "Index"). The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for longer periods. The return of the Fund for longer periods will be the result of each day's returns compounded over the period, which may be greater than or less than the Fund multiple times the return of the Index. For the year ended May 31, 2017, the Fund had a total return of 39.55%1. For the same period, the Index had a total return of 20.36%2 and volatility of 15.42%. For the period, the Fund had an average daily volume of 175,769 shares and an average daily statistical correlation of over 0.99 to twice that of the daily performance of the Index.3

The Fund takes positions in securities and/or derivatives that, in combination, should have similar daily return characteristics as two times the daily return of the Index. The Index is a measure of small-cap U.S. stock market performance. It is a float-adjusted, market capitalization-weighted index containing approximately 2000 of the smallest companies in the Russell 3000® Index or approximately 8% of the total market capitalization of the Russell 3000® Index, which in turn represents approximately 98% of the investable U.S. equity market.

During the year ended May 31, 2017, the Fund invested in swap agreements and futures contracts in order to gain leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively impacted by financing rates associated with swap agreements. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Ultra Russell2000 from May 31, 2007 to May 31, 2017, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/17

	One Year	Five Years	Ten Years
ProShares Ultra Russell2000	39.55%	25.33%	3.95%
Russell 2000 Index	20.36%	14.03%	6.39%

Expense Ratios**

Fund	Gross	Net
ProShares Ultra Russell2000	1.15%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2016. Contractual fee waivers are in effect through September 30, 2017. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/17

Market Exposure

Investment Type	% of Net Assets
Equity Securities	77%
Swap Agreements	120%
Futures Contracts	3%
Total Exposure	200%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
Advanced Micro Devices, Inc.	0.3%
Take-Two Interactive Software, Inc.	0.3%
Chemours Co. (The)	0.2%
Coherent, Inc.	0.2%
LogMeIn, Inc.	0.2%

Russell 2000 Index – Composition

% of Index
Financials	18.7%
Information Technology	18.4%
Industrials	14.3%
Health Care	13.0%
Consumer Discretionary	12.4%
Real Estate	8.0%
Materials	4.8%
Utilities	3.8%
Energy	2.9%
Consumer Staples	2.9%
Telecommunication Services	0.8%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the lack of ability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

LXVI :: UWM ULTRA RUSSELL2000 :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares Ultra SmallCap600 (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the S&P SmallCap 600® (the "Index"). The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for longer periods. The return of the Fund for longer periods will be the result of each day's returns compounded over the period, which may be greater than or less than the Fund multiple times the return of the Index. For the year ended May 31, 2017, the Fund had a total return of 37.12%1. For the same period, the Index had a total return of 19.63%2 and a volatility of 15.41%. For the period, the Fund had an average daily volume of 2,002 shares and an average daily statistical correlation of over 0.99 to twice that of the daily performance of the Index.3

The Fund takes positions in securities and/or derivatives that, in combination, should have similar daily return characteristics as two times the daily return of the Index. The Index is a measure of small-cap company U.S. stock market performance. It is a float-adjusted, market capitalization-weighted index of 600 U.S. operating companies selected through a process that factors in criteria such as liquidity, price, market capitalization, financial viability and public float.

During the year ended May 31, 2017, the Fund invested in swap agreements in order to gain leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively impacted by financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in ProShares Ultra SmallCap600 from May 31, 2007 to May 31, 2017, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/17

	One Year	Five Years	Ten Years
ProShares Ultra SmallCap600	37.12%	28.95%	7.36%
S&P SmallCap 600	19.63%	15.73%	7.94%

Expense Ratios**

Fund	Gross	Net
ProShares Ultra SmallCap600	1.58%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2016. Contractual fee waivers are in effect through September 30, 2017. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/17

Market Exposure

Investment Type	% of Net Assets
Equity Securities	49%
Swap Agreements	151%
Total Exposure	200%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
MKS Instruments, Inc.	0.3%
Blackbaud, Inc.	0.3%
Medidata Solutions, Inc.	0.2%
ALLETE, Inc.	0.2%
CoreSite Realty Corp.	0.2%

S&P SmallCap 600 – Composition

% of Index
Industrials	18.9%
Financials	16.5%
Consumer Discretionary	15.4%
Information Technology	15.4%
Health Care	12.6%
Real Estate	6.4%
Materials	5.1%
Consumer Staples	3.1%
Utilities	2.9%
Energy	2.8%
Telecommunication Services	0.9%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the lack of ability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: ULTRA SMALLCAP600 SAA :: LXVII

ProShares UltraPro S&P500® (the "Fund") seeks daily investment results, before fees and expenses, that correspond to three times (3x) the daily performance of the S&P 500® (the "Index"). The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for longer periods. The return of the Fund for longer periods will be the result of each day's returns compounded over the period, which may be greater than or less than the Fund multiple times the return of the Index. For the year ended May 31, 2017, the Fund had a total return of 53.16%1. For the same period, the Index had a total return of 17.47%2 and a volatility of 9.57%. For the period, the Fund had an average daily volume of 2,076,941 shares and an average daily statistical correlation of over 0.99 to three times that of the daily performance of the Index.3

The Fund takes positions in securities and/or derivatives that, in combination, should have similar daily return characteristics as three times the daily return of the Index. The Index is a measure of large-cap U.S. stock market performance. It is a float-adjusted, market capitalization-weighted index of 500 U.S. operating companies and real estate investment trusts selected through a process that factors in criteria such as liquidity, price, market capitalization and financial viability.

During the year ended May 31, 2017, the Fund invested in swap agreements and futures contracts in order to gain leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively impacted by financing rates associated with swap agreements. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares UltraPro S&P500® from June 23, 2009 to May 31, 2017, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/17

	One Year	Five Years	Since Inception (6/23/09)
ProShares UltraPro S&P500®	53.16%	43.27%	41.31%
S&P 500	17.47%	15.41%	15.71%

Expense Ratios**

Fund	Gross	Net
ProShares UltraPro S&P500®	0.94%	0.94%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2016. Contractual fee waivers are in effect through September 30, 2017. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/17

Market Exposure

Investment Type	% of Net Assets
Equity Securities	27%
Swap Agreements	266%
Futures Contracts	7%
Total Exposure	300%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
Apple, Inc.	1.1%
Microsoft Corp.	0.7%
Amazon.com, Inc.	0.5%
Facebook, Inc., Class A	0.5%
Johnson & Johnson	0.5%

S&P 500 – Composition

% of Index
Information Technology	23.2%
Health Care	13.9%
Financials	13.7%
Consumer Discretionary	12.5%
Industrials	10.2%
Consumer Staples	9.4%
Energy	6.0%
Utilities	3.3%
Real Estate	2.9%
Materials	2.8%
Telecommunication Services	2.1%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the lack of ability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

LXVIII :: UPRO ULTRAPRO S&P500® :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares UltraPro QQQ® (the "Fund") seeks daily investment results, before fees and expenses, that correspond to three times (3x) the daily performance of the NASDAQ-100 Index® (the "Index"). The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for longer periods. The return of the Fund for longer periods will be the result of each day's returns compounded over the period, which may be greater than or less than the Fund multiple times the return of the Index. For the year ended May 31, 2017, the Fund had a total return of 102.57%1. For the same period, the Index had a total return of 29.51%2 and a volatility of 11.35%. For the period, the Fund had an average daily volume of 2,256,651 shares and an average daily statistical correlation of over 0.99 to three times that of the daily performance of the Index.3

The Fund takes positions in securities and/or derivatives that, in combination, should have similar daily return characteristics as three times the daily return of the Index. The Index, a modified market capitalization-weighted index, includes 100 of the largest non-financial domestic and international issues listed on The NASDAQ Stock Market.

During the year ended May 31, 2017, the Fund invested in swap agreements and futures contracts in order to gain leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively impacted by financing rates associated with swap agreements. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares UltraPro QQQ® from February 9, 2010 to May 31, 2017, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/17

	One Year	Five Years	Since Inception (2/09/10)
ProShares UltraPro QQQ®	102.57%	56.30%	51.94%
NASDAQ-100 Index	29.51%	19.59%	19.15%

Expense Ratios**

Fund	Gross	Net
ProShares UltraPro QQQ®	1.00%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2016. Contractual fee waivers are in effect through September 30, 2017. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/17

Market Exposure

Investment Type	% of Net Assets
Equity Securities	46%
Swap Agreements	243%
Futures Contracts	11%
Total Exposure	300%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
Apple, Inc.	5.6%
Microsoft Corp.	3.8%
Amazon.com, Inc.	3.3%
Facebook, Inc., Class A	2.5%
Alphabet, Inc., Class C	2.3%

NASDAQ-100 Index – Composition

% of Index
Information Technology	58.5%
Consumer Discretionary	22.3%
Health Care	10.4%
Consumer Staples	5.7%
Industrials	2.2%
Telecommunication Services	0.9%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the lack of ability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: ULTRAPRO QQQ® TQQQ :: LXIX

ProShares UltraPro Dow30SM (the "Fund") seeks daily investment results, before fees and expenses, that correspond to three times (3x) the daily performance of the Dow Jones Industrial AverageSM (the "Index"). The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for longer periods. The return of the Fund for longer periods will be the result of each day's returns compounded over the period, which may be greater than or less than the Fund multiple times the return of the Index. For the year ended May 31, 2017, the Fund had a total return of 68.22%1. For the same period, the Index had a total return of 21.16%2 and volatility of 9.23%. For the period, the Fund had an average daily volume of 308,021 shares and an average daily statistical correlation of over 0.99 to three times that of the daily performance of the Index.3

The Fund takes positions in securities and/or derivatives that, in combination, should have similar daily return characteristics as three times the daily return of the Index. The Index is a price-weighted index and includes 30 large-cap, "blue-chip" U.S. stocks, excluding utility and transportation companies.

During the year ended May 31, 2017, the Fund invested in swap agreements and futures contracts in order to gain leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively impacted by financing rates associated with swap agreements. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares UltraPro Dow30SM from February 9, 2010 to May 31, 2017, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/17

	One Year	Five Years	Since Inception (2/09/10)
ProShares UltraPro Dow30SM	68.22%	38.38%	34.76%
Dow Jones Industrial Average	21.16%	13.95%	13.49%

Expense Ratios**

Fund	Gross	Net
ProShares UltraPro Dow30SM	1.01%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2016. Contractual fee waivers are in effect through September 30, 2017. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/17

Market Exposure

Investment Type	% of Net Assets
Equity Securities	25%
Swap Agreements	271%
Futures Contracts	4%
Total Exposure	300%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
Goldman Sachs Group, Inc. (The)	1.7%
3M Co.	1.7%
Boeing Co. (The)	1.5%
UnitedHealth Group, Inc.	1.4%
Home Depot, Inc. (The)	1.2%

Dow Jones Industrial Average – Composition

% of Index
Industrials	21.1%
Information Technology	17.5%
Financials	16.1%
Consumer Discretionary	15.2%
Health Care	13.1%
Consumer Staples	6.9%
Energy	6.0%
Materials	2.6%
Telecommunication Services	1.5%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the lack of ability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

LXX :: UDOW ULTRAPRO DOW30SM :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares UltraPro MidCap400 (the "Fund") seeks daily investment results, before fees and expenses, that correspond to three times (3x) the daily performance of the S&P MidCap 400® (the "Index"). The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for longer periods. The return of the Fund for longer periods will be the result of each day's returns compounded over the period, which may be greater than or less than the Fund multiple times the return of the Index. For the year ended May 31, 2017, the Fund had a total return of 48.57%1. For the same period, the Index had a total return of 17.16%2 and a volatility of 12.76%. For the period, the Fund had an average daily volume of 7,145 shares and an average daily statistical correlation of over 0.99 to three times that of the daily performance of the Index.3

The Fund takes positions in securities and/or derivatives that, in combination, should have similar daily return characteristics as three times the daily return of the Index. The Index is a measure of mid-size company U.S. stock market performance. It is a float-adjusted, market capitalization-weighted index of 400 U.S. operating companies and real estate investment trusts selected through a process that factors in criteria such as liquidity, price, market capitalization and financial viability.

During the year ended May 31, 2017, the Fund invested in swap agreements and futures contracts in order to gain leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively impacted by financing rates associated with swap agreements. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares UltraPro MidCap400 from February 9, 2010 to May 31, 2017, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/17

	One Year	Five Years	Since Inception (2/09/10)
ProShares UltraPro MidCap400	48.57%	39.74%	34.40%
S&P MidCap 400	17.16%	14.97%	14.80%

Expense Ratios**

Fund	Gross	Net
ProShares UltraPro MidCap400	1.28%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2016. Contractual fee waivers are in effect through September 30, 2017. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/17

Market Exposure

Investment Type	% of Net Assets
Equity Securities	48%
Swap Agreements	245%
Futures Contracts	7%
Total Exposure	300%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
Align Technology, Inc.	0.4%
ANSYS, Inc.	0.3%
Everest Re Group Ltd.	0.3%
Duke Realty Corp.	0.3%
Domino's Pizza, Inc.	0.3%

S&P MidCap 400 – Composition

% of Index
Information Technology	18.1%
Financials	16.3%
Industrials	14.6%
Consumer Discretionary	11.6%
Real Estate	9.7%
Health Care	9.1%
Materials	7.9%
Utilities	5.6%
Consumer Staples	3.7%
Energy	3.1%
Telecommunication Services	0.3%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the lack of ability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: ULTRAPRO MIDCAP400 UMDD :: LXXI

ProShares UltraPro Russell2000 (the "Fund") seeks daily investment results, before fees and expenses, that correspond to three times (3x) the daily performance of the Russell 2000® Index (the "Index"). The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for longer periods. The return of the Fund for longer periods will be the result of each day's returns compounded over the period, which may be greater than or less than the Fund multiple times the return of the Index. For the year ended May 31, 2017, the Fund had a total return of 59.00%1. For the same period, the Index had a total return of 20.36%2 and a volatility of 15.42%. For the period, the Fund had an average daily volume of 185,929 shares and an average daily statistical correlation of over 0.99 to three times that of the daily performance of the Index.3

The Fund takes positions in securities and/or derivatives that, in combination, should have similar daily return characteristics as three times the daily return of the Index. The Index is a measure of small-cap U.S. stock market performance. It is a float-adjusted, market capitalization-weighted index containing approximately 2000 of the smallest companies in the Russell 3000® Index or approximately 8% of the total market capitalization of the Russell 3000® Index, which in turn represents approximately 98% of the investable U.S. equity market.

During the year ended May 31, 2017, the Fund invested in swap agreements and futures contracts in order to gain leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively impacted by financing rates associated with swap agreements. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares UltraPro Russell2000 from February 9, 2010 to May 31, 2017, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/17

	One Year	Five Years	Since Inception (2/09/10)
ProShares UltraPro Russell2000	59.00%	35.25%	27.71%
Russell 2000 Index	20.36%	14.03%	13.63%

Expense Ratios**

Fund	Gross	Net
ProShares UltraPro Russell2000	1.40%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2016. Contractual fee waivers are in effect through September 30, 2017. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/17

Market Exposure

Investment Type	% of Net Assets
Equity Securities	58%
Swap Agreements	242%
Total Exposure	300%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
Advanced Micro Devices, Inc.	0.3%
Take-Two Interactive Software, Inc.	0.2%
Chemours Co. (The)	0.2%
Coherent, Inc.	0.2%
LogMeIn, Inc.	0.2%

Russell 2000 Index – Composition

% of Index
Financials	18.7%
Information Technology	18.4%
Industrials	14.3%
Health Care	13.0%
Consumer Discretionary	12.4%
Real Estate	8.0%
Materials	4.8%
Utilities	3.8%
Energy	2.9%
Consumer Staples	2.9%
Telecommunication Services	0.8%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the lack of ability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

LXXII :: URTY ULTRAPRO RUSSELL2000 :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares Ultra Basic Materials (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the Dow Jones U.S. Basic MaterialsSM Index (the "Index"). The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for longer periods. The return of the Fund for longer periods will be the result of each day's returns compounded over the period, which may be greater than or less than the Fund multiple times the return of the Index. For the year ended May 31, 2017, the Fund had a total return of 32.38%1. For the same period, the Index had a total return of 17.48%2 and a volatility of 14.45%. For the period, the Fund had an average daily volume of 9,590 shares and an average daily statistical correlation of over 0.99 to twice that of the daily performance of the Index.3

The Fund takes positions in securities and/or derivatives that, in combination, should have similar daily return characteristics as two times the daily return of the Index. The Index measures the performance of the basic materials sector of the U.S. equity market. Component companies are involved in the production of aluminum, steel, non-ferrous metals, commodity chemicals, specialty chemicals, forest products, paper products, as well as the mining of precious metals and coal.

During the year ended May 31, 2017, the Fund invested in swap agreements in order to gain leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively impacted by financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Ultra Basic Materials from May 31, 2007 to May 31, 2017, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/17

	One Year	Five Years	Ten Years
ProShares Ultra Basic Materials	32.38%	14.39%	-2.72%
Dow Jones U.S. Basic Materials Index	17.48%	9.57%	4.55%

Expense Ratios**

Fund	Gross	Net
ProShares Ultra Basic Materials	1.14%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2016. Contractual fee waivers are in effect through September 30, 2017. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/17

Market Exposure

Investment Type	% of Net Assets
Equity Securities	68%
Swap Agreements	132%
Total Exposure	200%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
Dow Chemical Co. (The)	8.0%
EI du Pont de Nemours & Co.	7.9%
Monsanto Co.	6.0%
Praxair, Inc.	4.4%
Ecolab, Inc.	4.0%

Dow Jones U.S. Basic Materials Index – Composition

% of Index
Chemicals	83.8%
Metals & Mining	15.1%
Paper & Forest Products	0.7%
Oil, Gas & Consumable Fuels	0.4%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the lack of ability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: ULTRA BASIC MATERIALS UYM :: LXXIII

ProShares Ultra Nasdaq Biotechnology (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the NASDAQ Biotechnology Index® (the "Index"). The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for longer periods. The return of the Fund for longer periods will be the result of each day's returns compounded over the period, which may be greater than or less than the Fund multiple times the return of the Index. For the year ended May 31, 2017, the Fund had a total return of –1.48%1. For the same period, the Index had a total return of 2.76%2 and a volatility of 22.88%. For the period, the Fund had an average daily volume of 559,298 shares and an average daily statistical correlation of over 0.99 to twice that of the daily performance of the Index.3

The Fund takes positions in securities and/or derivatives that, in combination, should have similar daily return characteristics as two times the daily return of the Index. The Index is a modified capitalization-weighted index that includes securities of NASDAQ listed companies that are classified as either biotechnology or pharmaceutical according to the Industry Classification Benchmark which also meet other eligibility criteria determined by NASDAQ, including minimum market capitalization and liquidity requirements.

During the year ended May 31, 2017, the Fund invested in swap agreements in order to gain leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively impacted by financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Ultra Nasdaq Biotechnology from April 7, 2010 to May 31, 2017, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/17

	One Year	Five Years	Since Inception (4/07/10)
ProShares Ultra Nasdaq Biotechnology	-1.48%	30.85%	28.76%
NASDAQ Biotechnology Index	2.76%	18.84%	17.72%

Expense Ratios**

Fund	Gross	Net
ProShares Ultra Nasdaq Biotechnology	1.03%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2016. Contractual fee waivers are in effect through September 30, 2017. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/17

Market Exposure

Investment Type	% of Net Assets
Equity Securities	80%
Swap Agreements	120%
Total Exposure	200%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
Regeneron Pharmaceuticals, Inc.	6.4%
Celgene Corp.	6.1%
Gilead Sciences, Inc.	6.1%
Amgen, Inc.	5.8%
Biogen, Inc.	5.7%

NASDAQ Biotechnology Index – Composition

% of Index
Biotechnology	80.7%
Pharmaceuticals	10.9%
Life Sciences Tools & Services	8.1%
Health Care Equipment & Supplies	0.2%
Health Care Technology	0.1%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the lack of ability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

LXXIV :: BIB ULTRA NASDAQ BIOTECHNOLOGY :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares Ultra Consumer Goods (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the Dow Jones U.S. Consumer GoodsSM Index (the "Index"). The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for longer periods. The return of the Fund for longer periods will be the result of each day's returns compounded over the period, which may be greater than or less than the Fund multiple times the return of the Index. For the year ended May 31, 2017, the Fund had a total return of 21.90%1. For the same period, the Index had a total return of 12.09%2 and a volatility of 10.11%. For the period, the Fund had an average daily volume of 3,362 shares and an average daily statistical correlation of over 0.99 to twice that of the daily performance of the Index.3

The Fund takes positions in securities and/or derivatives that, in combination, should have similar daily return characteristics as two times the daily return of the Index. The Index measures the stock performance of U.S. companies in the consumer goods sector of the U.S. equity market. Component companies include, among others, automobiles and auto parts and tires, brewers and distillers, farming and fishing, durable and non-durable household product manufacturers, cosmetic companies, food and tobacco products, clothing, accessories and footwear.

During the year ended May 31, 2017, the Fund invested in swap agreements in order to gain leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively impacted by financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Ultra Consumer Goods from May 31, 2007 to May 31, 2017, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/17

	One Year	Five Years	Ten Years
ProShares Ultra Consumer Goods	21.90%	26.87%	14.66%
Dow Jones U.S. Consumer Goods Index	12.09%	14.35%	9.59%

Expense Ratios**

Fund	Gross	Net
ProShares Ultra Consumer Goods	1.46%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2016. Contractual fee waivers are in effect through September 30, 2017. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/17

Market Exposure

Investment Type	% of Net Assets
Equity Securities	69%
Swap Agreements	131%
Total Exposure	200%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
Procter & Gamble Co. (The)	6.7%
Philip Morris International, Inc.	5.6%
Coca-Cola Co. (The)	5.3%
PepsiCo, Inc.	5.0%
Altria Group, Inc.	4.4%

Dow Jones U.S. Consumer Goods Index – Composition

% of Index
Food Beverage & Tobacco	52.1%
Household & Personal Products	17.7%
Consumer Durables & Apparel	13.1%
Automobiles & Components	9.9%
Software & Services	3.6%
Capital Goods	1.9%
Retailing	1.2%
Diversified Financials	0.3%
Commercial & Professional Services	0.2%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the lack of ability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: ULTRA CONSUMER GOODS UGE :: LXXV

ProShares Ultra Consumer Services (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the Dow Jones U.S. Consumer ServicesSM Index (the "Index"). The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for longer periods. The return of the Fund for longer periods will be the result of each day's returns compounded over the period, which may be greater than or less than the Fund multiple times the return of the Index. For the year ended May 31, 2017, the Fund had a total return of 33.62%1. For the same period, the Index had a total return of 17.34%2 and a volatility of 9.70%. For the period, the Fund had an average daily volume of 1,606 shares and an average daily statistical correlation of over 0.99 to twice that of the daily performance of the Index.3

The Fund takes positions in securities and/or derivatives that, in combination, should have similar daily return characteristics as two times the daily return of the Index. The Index measures the stock performance of U.S. companies in the consumer services sector of the U.S. equity market. Component companies include, among others, airlines, broadcasting and entertainment, apparel and broadline retailers, food and drug retailers, media agencies, publishing, gambling, hotels, restaurants and bars, and travel and tourism.

During the year ended May 31, 2017, the Fund invested in swap agreements in order to gain leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively impacted by financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in ProShares Ultra Consumer Services from May 31, 2007 to May 31, 2017, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/17

	One Year	Five Years	Ten Years
ProShares Ultra Consumer Services	33.62%	34.80%	14.80%
Dow Jones U.S. Consumer Services Index	17.34%	18.08%	10.52%

Expense Ratios**

Fund	Gross	Net
ProShares Ultra Consumer Services	1.33%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2016. Contractual fee waivers are in effect through September 30, 2017. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/17

Market Exposure

Investment Type	% of Net Assets
Equity Securities	69%
Swap Agreements	131%
Total Exposure	200%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
Amazon.com, Inc.	8.4%
Comcast Corp., Class A	4.2%
Home Depot, Inc. (The)	4.0%
Walt Disney Co. (The)	3.4%
McDonald's Corp.	2.7%

Dow Jones U.S. Consumer Services Index – Composition

% of Index
Retailing	38.0%
Media	23.4%
Consumer Services	16.5%
Food & Staples Retailing	13.2%
Transportation	4.5%
Health Care Equipment & Services	2.6%
Commercial & Professional Services	1.5%
Software & Services	0.1%
Technology Hardware & Equipment	0.1%
Capital Goods	0.1%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the lack of ability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

LXXVI :: UCC ULTRA CONSUMER SERVICES :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares Ultra Financials (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the Dow Jones U.S. FinancialsSM Index (the "Index"). The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for longer periods. The return of the Fund for longer periods will be the result of each day's returns compounded over the period, which may be greater than or less than the Fund multiple times the return of the Index. For the year ended May 31, 2017, the Fund had a total return of 35.28%1. For the same period, the Index had a total return of 18.53%2 and a volatility of 13.34%. For the period, the Fund had an average daily volume of 62,603 shares and an average daily statistical correlation of over 0.99 to twice that of the daily performance of the Index.3

The Fund takes positions in securities and/or derivatives that, in combination, should have similar daily return characteristics as two times the daily return of the Index. The Index measures the performance of the financial services sector of the U.S. equity market. Component companies include: among others, regional banks; major U.S. domiciled international banks; full line, life, and property and casualty insurance companies; companies that invest, directly or indirectly in real estate; diversified financial companies such as Fannie Mae, credit card issuers, check cashing companies, mortgage lenders and investment advisors; securities brokers and dealers including investment banks, merchant banks and online brokers; and publicly traded stock exchanges.

During the year ended May 31, 2017, the Fund invested in swap agreements in order to gain leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively impacted by financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Ultra Financials from May 31, 2007 to May 31, 2017, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/17

	One Year	Five Years	Ten Years
ProShares Ultra Financials	35.28%	30.88%	-11.70%
Dow Jones U.S. Financials Index	18.53%	16.62%	0.62%

Expense Ratios**

Fund	Gross	Net
ProShares Ultra Financials	0.96%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2016. Contractual fee waivers are in effect through September 30, 2017. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/17

Market Exposure

Investment Type	% of Net Assets
Equity Securities	84%
Swap Agreements	116%
Total Exposure	200%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
Berkshire Hathaway, Inc., Class B	5.8%
JPMorgan Chase & Co.	5.4%
Wells Fargo & Co.	4.2%
Bank of America Corp.	4.1%
Visa, Inc., Class A	3.3%

Dow Jones U.S. Financials Index – Composition

% of Index
Banks	31.5%
Diversified Financials	25.6%
Real Estate	20.7%
Insurance	15.5%
Software & Services	6.7%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the lack of ability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: ULTRA FINANCIALS UYG :: LXXVII

ProShares Ultra Gold Miners (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the NYSE Arca Gold Miners Index (the "Index"). The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for longer periods. The return of the Fund for longer periods will be the result of each day's returns compounded over the period, which may be greater than or less than the Fund multiple times the return of the Index. For the year ended May 31, 2017, the Fund had a total return of –16.87%1. For the same period, the Index had a total return of 1.42%2 and a volatility of 37.04%. For the period, the Fund had an average daily volume of 22,906 shares and an average daily statistical correlation of over 0.99 to twice that of the daily performance of the Index.3

The Fund takes positions in securities and/or derivatives that, in combination, should have similar daily return characteristics as two times the daily return of the Index. The Index is a modified market-capitalization weighted index primarily comprised of publicly traded companies involved in the mining of gold and silver. The weight of companies whose revenues are more significantly exposed to silver mining will not exceed 20% of the Index at the time of the Index's rebalance.

During the year ended May 31, 2017, the Fund invested in swap agreements in order to gain leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively impacted by financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Ultra Gold Miners from February 12, 2015 to May 31, 2017, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/17

	One Year	Since Inception (2/12/15)
ProShares Ultra Gold Miners	-16.87%	-15.06%
NYSE Arca Gold Miners Index	1.42%	4.18%

Expense Ratios**

Fund	Gross	Net
ProShares Ultra Gold Miners	2.85%	1.15%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2016. Contractual fee waivers are in effect through September 30, 2017. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/17

Market Exposure

Investment Type	% of Net Assets
Exchange Traded Fund	50%
Swap Agreements	150%
Total Exposure	200%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
VanEck Vectors Gold Miners ETF*	49.5%

*The most recent annual and semi-annual reports can be found at www.vaneck.com

NYSE Arca Gold Miners Index – Composition

% of Index
Materials	100%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the lack of ability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return ofthe NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

LXXVIII :: GDXX ULTRA GOLD MINERS :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares Ultra Junior Miners (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the MVISTM Global Junior Gold Miners Index (the "Index")**. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for longer periods. The return of the Fund for longer periods will be the result of each day's returns compounded over the period, which may be greater than or less than the Fund multiple times the return of the Index. For the year ended May 31, 2017, the Fund had a total return of –30.16%1. For the same period, the Index had a total return of –2.55%2 and a volatility of 44.41%. For the period, the Fund had an average daily volume of 8,448 shares and an average daily statistical correlation of over 0.99 to twice that of the daily performance of the Index.3

The Fund takes positions in securities and/or derivatives that, in combination, should have similar daily return characteristics as two times the daily return of the Index. The Index includes companies that generate at least 50% of their revenues from (or, in certain circumstances, have at least 50% of their assets related to) gold mining and/or silver mining or have mining projects with the potential to generate at least 50% of their revenues from gold and/or silver when developed. The weight of companies determined to be "silver" stocks will not exceed 20% of the Index at any quarterly rebalance. Between rebalances, however, the weight may exceed 20% due to market appreciation. Such companies may include micro- and small-capitalization companies and foreign issuers.

During the year ended May 31, 2017, the Fund invested in swap agreements in order to gain leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively impacted by financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Ultra Junior Miners from February 12, 2015 to May 31, 2017, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/17

	One Year	Since Inception (2/12/15)
ProShares Ultra Junior Miners	-30.16%	-9.62%
MVISTM Global Junior Gold Miners Index**	-2.55%	10.13%

Expense Ratios***

Fund	Gross	Net
ProShares Ultra Junior Miners	4.25%	1.20%

**On October 1, 2016, the Index name changed from the Market Vectors Global Junior Gold Miners Index to the MVISTM Global Junior Gold Miners Index.

***Reflects the expense ratio as reported in the Prospectus dated October 1, 2016. Contractual fee waivers are in effect through September 30, 2017. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/17

Market Exposure

Investment Type	% of Net Assets
Exchange Traded Fund	82%
Swap Agreements	118%
Total Exposure	200%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
VanEck Vectors Junior Gold Miners ETF*	82.4%

*The most recent annual and semi-annual reports can be found at www.vaneck.com

MVIS Global Junior Gold Miners Index – Composition

% of Index
Materials	100%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the lack of ability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: ULTRA JUNIOR MINERS GDJJ :: LXXIX

ProShares Ultra Health Care (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the Dow Jones U.S. Health CareSM Index (the "Index"). The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for longer periods. The return of the Fund for longer periods will be the result of each day's returns compounded over the period, which may be greater than or less than the Fund multiple times the return of the Index. For the year ended May 31, 2017, the Fund had a total return of 15.19%1. For the same period, the Index had a total return of 9.25%2 and a volatility of 11.88%. For the period, the Fund had an average daily volume of 9,007 shares and an average daily statistical correlation of over 0.99 to twice that of the daily performance of the Index.3

The Fund takes positions in securities and/or derivatives that, in combination, should have similar daily return characteristics as two times the daily return of the Index. The Index measures the performance of the healthcare sector of the U.S. equity market. Component companies include, among others, health care providers, biotechnology companies, medical supplies, advanced medical devices and pharmaceuticals.

During the year ended May 31, 2017, the Fund invested in swap agreements in order to gain leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively impacted by financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.
Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Ultra Health Care from May 31, 2007 to May 31, 2017, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/17

	One Year	Five Years	Ten Years
ProShares Ultra Health Care	15.19%	34.49%	15.18%
Dow Jones U.S. Health Care Index	9.25%	18.30%	10.29%

Expense Ratios**

Fund	Gross	Net
ProShares Ultra Health Care	1.04%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2016. Contractual fee waivers are in effect through September 30, 2017. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/17

Market Exposure

Investment Type	% of Net Assets
Equity Securities	72%
Swap Agreements	128%
Total Exposure	200%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
Johnson & Johnson	8.4%
Pfizer, Inc.	4.7%
Merck & Co., Inc.	4.3%
UnitedHealth Group, Inc.	4.1%
Medtronic plc	2.8%

Dow Jones U.S. Health Care Index – Composition

% of Index
Pharmaceuticals	35.2%
Biotechnology	21.5%
Health Care Equipment & Supplies	21.2%
Health Care Providers & Services	17.3%
Life Sciences Tools & Services	4.7%
Commercial Services & Supplies	0.1%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the lack of ability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

LXXX :: RXL ULTRA HEALTH CARE :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares Ultra Industrials (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the Dow Jones U.S. IndustrialsSM Index (the "Index"). The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for longer periods. The return of the Fund for longer periods will be the result of each day's returns compounded over the period, which may be greater than or less than the Fund multiple times the return of the Index. For the year ended May 31, 2017, the Fund had a total return of 42.48%1. For the same period, the Index had a total return of 21.54%2 and a volatility of 11.67%. For the period, the Fund had an average daily volume of 3,183 shares and an average daily statistical correlation of over 0.99 to twice that of the daily performance of the Index.3

The Fund takes positions in securities and/or derivatives that, in combination, should have similar daily return characteristics as two times the daily return of the Index. The Index measures the performance of the industrial sector of the U.S. equity market. Component companies include, among others, building materials, heavy construction, factory equipment, heavy machinery, industrial services, pollution control, containers and packaging, industrial diversified, air freight, marine transportation, railroads, trucking, land-transportation equipment, shipbuilding, transportation services, advanced industrial equipment, electric components and equipment, and aerospace.

During the year ended May 31, 2017, the Fund invested in swap agreements in order to gain leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively impacted by financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Ultra Industrials from May 31, 2007 to May 31, 2017, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/17

	One Year	Five Years	Ten Years
ProShares Ultra Industrials	42.48%	31.30%	8.05%
Dow Jones U.S. Industrials Index	21.54%	16.83%	8.01%

Expense Ratios**

Fund	Gross	Net
ProShares Ultra Industrials	1.45%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2016. Contractual fee waivers are in effect through September 30, 2017. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/17

Market Exposure

Investment Type	% of Net Assets
Equity Securities	64%
Swap Agreements	136%
Total Exposure	200%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
General Electric Co.	5.2%
3M Co.	2.6%
Boeing Co. (The)	2.3%
Honeywell International, Inc.	2.2%
United Technologies Corp.	2.0%

Dow Jones U.S. Industrials
Index – Composition

% of Index
Capital Goods	58.7%
Software & Services	12.5%
Transportation	12.3%
Materials	6.4%
Technology Hardware & Equipment	4.4%
Commercial & Professional Services	4.1%
Pharmaceuticals, Biotechnology	1.4%
Utilities	0.2%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the lack of ability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: ULTRA INDUSTRIALS UXI :: LXXXI

ProShares Ultra Oil & Gas (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the Dow Jones U.S. Oil & GasSM Index (the "Index"). The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for longer periods. The return of the Fund for longer periods will be the result of each day's returns compounded over the period, which may be greater than or less than the Fund multiple times the return of the Index. For the year ended May 31, 2017, the Fund had a total return of –8.49%1. For the same period, the Index had a total return of –1.68%2 and a volatility of 18.44%. For the period, the Fund had an average daily volume of 141,012 shares and an average daily statistical correlation of over 0.99 to twice that of the daily performance of the Index.3

The Fund takes positions in securities and/or derivatives that, in combination, should have similar daily return characteristics as two times the daily return of the Index. The Index measures the performance of the oil and gas sector of the U.S. equity market. Component companies include, among others, exploration and production, integrated oil and gas, oil equipment and services, pipelines, renewable energy equipment companies and alternative fuel producers.

During the year ended May 31, 2017, the Fund invested in swap agreements in order to gain leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively impacted by financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Ultra Oil & Gas from May 31, 2007 to May 31, 2017, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/17

	One Year	Five Years	Ten Years
ProShares Ultra Oil & Gas	-8.49%	-1.87%	-8.58%
Dow Jones U.S. Oil & Gas Index	-1.68%	2.09%	1.10%

Expense Ratios**

Fund	Gross	Net
ProShares Ultra Oil & Gas	1.05%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2016. Contractual fee waivers are in effect through September 30, 2017. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/17

Market Exposure

Investment Type	% of Net Assets
Equity Securities	93%
Swap Agreements	107%
Total Exposure	200%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
Exxon Mobil Corp.	22.8%
Chevron Corp.	13.4%
Schlumberger Ltd.	6.6%
ConocoPhillips	3.8%
EOG Resources, Inc.	3.6%

Dow Jones U.S. Oil & Gas
Index – Composition

% of Index
Oil, Gas & Consumable Fuels	82.8%
Energy Equipment & Services	16.5%
Electric Utilities	0.5%
Semiconductors & Semiconductor Equipment	0.2%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the lack of ability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

LXXXII :: DIG ULTRA OIL & GAS :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares Ultra Oil & Gas Exploration & Production (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the S&P Oil & Gas Exploration & Production Select Industry Index (the "Index"). The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for longer periods. The return of the Fund for longer periods will be the result of each day's returns compounded over the period, which may be greater than or less than the Fund multiple times the return of the Index. For the year ended May 31, 2017, the Fund had a total return of –21.88%1. For the same period, the Index had a total return of –7.15%2 and a volatility of 30.81%. For the period, the Fund had an average daily volume of 850 shares and an average daily statistical correlation of over 0.99 to twice that of the daily performance of the Index.3

The Fund takes positions in securities and/or derivatives that, in combination, should have similar daily return characteristics as two times the daily return of the Index. The Index is equally weighted (as adjusted for diversification and liquidity) and includes domestic companies from the oil and gas exploration and production sub-industry. Component companies include, among others, exploration and production, integrated oil and gas, oil equipment and services, pipelines, renewable energy equipment companies and alternative fuel producers.

During the year ended May 31, 2017, the Fund invested in swap agreements in order to gain leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively impacted by financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Ultra Oil & Gas Exploration & Production from June 22, 2015 to May 31, 2017, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/17

	One Year	Since Inception (6/22/15)
ProShares Ultra Oil & Gas Exploration & Production	-21.88%	-41.29%
S&P Oil & Gas Exploration & Production Select Industry Index	-7.15%	-17.30%

Expense Ratios**

Fund	Gross	Net
ProShares Ultra Oil & Gas Exploration & Production	4.91%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2016. Contractual fee waivers are in effect through September 30, 2017. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/17

Market Exposure

Investment Type	% of Net Assets
Equity Securities	87%
Swap Agreements	113%
Total Exposure	200%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
Energen Corp.	2.0%
Marathon Petroleum Corp.	1.9%
Tesoro Corp.	1.8%
Western Refining, Inc.	1.8%
Concho Resources, Inc.	1.8%

S&P Oil & Gas Exploration & Production
Select Industry Index – Composition

% of Index
Oil & Gas Exploration & Production	76.1%
Oil & Gas Refining & Marketing	17.9%
Integrated Oil & Gas	6.0%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the lack of ability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: ULTRA OIL & GAS EXPLORATION & PRODUCTION UOP :: LXXXIII

ProShares Ultra Real Estate (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the Dow Jones U.S. Real EstateSM Index (the "Index"). The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for longer periods. The return of the Fund for longer periods will be the result of each day's returns compounded over the period, which may be greater than or less than the Fund multiple times the return of the Index. For the year ended May 31, 2017, the Fund had a total return of 6.97%1. For the same period, the Index had a total return of 5.50%2 and a volatility of 13.25%. For the period, the Fund had an average daily volume of 48,905 shares and an average daily statistical correlation of over 0.99 to twice that of the daily performance of the Index.3

The Fund takes positions in securities and/or derivatives that, in combination, should have similar daily return characteristics as two times the daily return of the Index. The Index measures the performance of the real estate sector of the U.S. equity market. Component companies include, among others, real estate holding and development and real estate services companies and real estate investment trusts ("REITS"). REITs are passive investment vehicles that invest primarily in income producing real estate or real estate related loans or interests.

During the year ended May 31, 2017, the Fund invested in swap agreements in order to gain leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively impacted by financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Ultra Real Estate from May 31, 2007 to May 31, 2017, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/17

	One Year	Five Years	Ten Years
ProShares Ultra Real Estate	6.97%	16.47%	-7.29%
Dow Jones U.S. Real Estate Index	5.50%	10.02%	3.94%

Expense Ratios**

Fund	Gross	Net
ProShares Ultra Real Estate	1.00%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2016. Contractual fee waivers are in effect through September 30, 2017. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/17

Market Exposure

Investment Type	% of Net Assets
Equity Securities	68%
Swap Agreements	132%
Total Exposure	200%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
American Tower Corp.	3.9%
Simon Property Group, Inc.	3.4%
Crown Castle International Corp.	2.5%
Equinix, Inc.	2.4%
Public Storage	2.2%

Dow Jones U.S. Real Estate
Index – Composition

% of Index
Equity Real Estate Investment Trusts (REITs)	92.5%
Mortgage Real Estate Investment Trusts (REITs)	4.7%
Real Estate Management & Development	2.8%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the lack of ability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

LXXXIV :: URE ULTRA REAL ESTATE :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares Ultra S&P Regional Banking (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the S&P Regional Banks Select Industry IndexSM (the "Index"). The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for longer periods. The return of the Fund for longer periods will be the result of each day's returns compounded over the period, which may be greater than or less than the Fund multiple times the return of the Index. For the year ended May 31, 2017, the Fund had a total return of 49.72%1. For the same period, the Index had a total return of 21.49%2 and a volatility of 23.36%. For the period, the Fund had an average daily volume of 2,941 shares and an average daily statistical correlation of over 0.99 to twice that of the daily performance of the Index.3

The Fund takes positions in securities and/or derivatives that, in combination, should have similar daily return characteristics as two times the daily return of the Index. The Index is an equal-weighted index that seeks to provide diverse regional banking exposure. The Index includes stocks of 50 publicly traded companies that do business as regional banks or thrifts. Component companies include, among others, leading regional banks or thrifts listed on a U.S. exchange.

During the year ended May 31, 2017, the Fund invested in swap agreements in order to gain leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively impacted by financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Ultra S&P Regional Banking from April 20, 2010 to May 31, 2017, assuming the reinvestment of distributions.

Index performance through April 15, 2015 reflects the performance of the KBW Regional Banking Index. Index performance beginning on April 16, 2015 reflects the S&P Regional Banks Select Industry Index.

Average Annual Total Return as of 5/31/17

	One Year	Five Years	Since Inception (4/20/10)
ProShares Ultra S&P Regional Banking	49.72%	27.39%	13.20%
S&P Regional Banks Select Industry Index	21.49%	16.28%	10.70%

Expense Ratios**

Fund	Gross	Net
ProShares Ultra S&P Regional Banking	2.06%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2016. Contractual fee waivers are in effect through September 30, 2017. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/17

Market Exposure

Investment Type	% of Net Assets
Equity Securities	80%
Swap Agreements	120%
Total Exposure	200%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
CIT Group, Inc.	2.3%
First Republic Bank	2.0%
M&T Bank Corp.	2.0%
KeyCorp	2.0%
PNC Financial Services Group, Inc. (The)	2.0%

S&P Regional Banks Select Industry
Index – Composition

% of Index
Regional Banks	100%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the lack of ability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: ULTRA S&P REGIONAL BANKING KRU :: LXXXV

ProShares Ultra Semiconductors (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the Dow Jones U.S. SemiconductorsSM Index (the "Index"). The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for longer periods. The return of the Fund for longer periods will be the result of each day's returns compounded over the period, which may be greater than or less than the Fund multiple times the return of the Index. For the year ended May 31, 2017, the Fund had a total return of 106.03%1. For the same period, the Index had a total return of 47.40%2 and a volatility of 17.54%. For the period, the Fund had an average daily volume of 4,237 shares and an average daily statistical correlation of over 0.99 to twice that of the daily performance of the Index.3

The Fund takes positions in securities and/or derivatives that, in combination, should have similar daily return characteristics as two times the daily return of the Index. The Index measures the performance of the semiconductor sub-sector of the U.S. equity market. Component companies are engaged in the production of semiconductors and other integrated chips, as well as other related products such as semiconductor capital equipment and mother-boards.

During the year ended May 31, 2017, the Fund invested in swap agreements in order to gain leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively impacted by financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Ultra Semiconductors from May 31, 2007 to May 31, 2017, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/17

	One Year	Five Years	Ten Years
ProShares Ultra Semiconductors	106.03%	40.87%	9.90%
Dow Jones U.S. Semiconductors Index	47.40%	22.14%	10.07%

Expense Ratios**

Fund	Gross	Net
ProShares Ultra Semiconductors	1.33%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2016. Contractual fee waivers are in effect through September 30, 2017. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/17

Market Exposure

Investment Type	% of Net Assets
Equity Securities	67%
Swap Agreements	133%
Total Exposure	200%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
Intel Corp.	13.9%
Broadcom Ltd.	7.8%
NVIDIA Corp.	6.9%
QUALCOMM, Inc.	6.9%
Texas Instruments, Inc.	6.7%

Dow Jones U.S. Semiconductors
Index – Composition

% of Index
Semiconductors & Semiconductor Equipment	99.7%
Technology Hardware & Equipment	0.3%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the lack of ability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

LXXXVI :: USD ULTRA SEMICONDUCTORS :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares Ultra Technology (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the Dow Jones U.S. TechnologySM Index (the "Index"). The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for longer periods. The return of the Fund for longer periods will be the result of each day's returns compounded over the period, which may be greater than or less than the Fund multiple times the return of the Index. For the year ended May 31, 2017, the Fund had a total return of 76.56%1. For the same period, the Index had a total return of 35.35%2 and a volatility of 12.32%. For the period, the Fund had an average daily volume of 12,297 shares and an average daily statistical correlation of over 0.99 to twice that of the daily performance of the Index.3

The Fund takes positions in securities and/or derivatives that, in combination, should have similar daily return characteristics as two times the daily return of the Index. The Index measures the performance of the technology sector of the U.S. equity market. Component companies include, among others, those involved in computers and office equipment, software, communications technology, semiconductors, diversified technology services and Internet services.

During the year ended May 31, 2017, the Fund invested in swap agreements in order to gain leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively impacted by financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Ultra Technology from May 31, 2007 to May 31, 2017, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/17

	One Year	Five Years	Ten Years
ProShares Ultra Technology	76.56%	32.21%	14.03%
Dow Jones U.S. Technology Index	35.35%	17.44%	10.69%

Expense Ratios**

Fund	Gross	Net
ProShares Ultra Technology	1.05%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2016. Contractual fee waivers are in effect through September 30, 2017. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/17

Market Exposure

Investment Type	% of Net Assets
Equity Securities	70%
Swap Agreements	130%
Total Exposure	200%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
Apple, Inc.	12.5%
Microsoft Corp.	8.4%
Facebook, Inc., Class A	5.6%
Alphabet, Inc., Class A	4.6%
Alphabet, Inc., Class C	4.4%

Dow Jones U.S. Technology
Index – Composition

% of Index
Software & Services	53.3%
Technology Hardware & Equipment	27.4%
Semiconductors & Semiconductor Equipment	18.1%
Health Care Equipment & Services	0.8%
Consumer Durables & Apparel	0.1%
Telecommunication Services	0.1%
Commercial & Professional Services	0.1%
Capital Goods	0.1%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the lack of ability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: ULTRA TECHNOLOGY ROM :: LXXXVII

ProShares Ultra Telecommunications (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the Dow Jones U.S. Select TelecommunicationsSM Index (the "Index"). The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for longer periods. The return of the Fund for longer periods will be the result of each day's returns compounded over the period, which may be greater than or less than the Fund multiple times the return of the Index. For the year ended May 31, 2017, the Fund had a total return of 6.29%1. For the same period, the Index had a total return of 5.80%2 and a volatility of 18.66%. For the period, the Fund had an average daily volume of 3,311 shares and an average daily statistical correlation of over 0.99 to twice that of the daily performance of the Index.3

The Fund takes positions in securities and/or derivatives that, in combination, should have similar daily return characteristics as two times the daily return of the Index. The Index is a measure of U.S. stock market performance of fixed-line (regional and long-distance carriers) and mobile telephone services (cellular, satellite and paging services).

During the year ended May 31, 2017, the Fund invested in swap agreements in order to gain leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively impacted by financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Ultra Telecommunications from March 25, 2008 to May 31, 2017, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/17

	One Year	Five Years	Since Inception (3/25/08)
ProShares Ultra Telecommunications	6.29%	20.05%	6.05%
Dow Jones U.S. Select Telecommunications Index	5.80%	11.95%	6.80%

Expense Ratios**

Fund	Gross	Net
ProShares Ultra Telecommunications	2.85%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2016. Contractual fee waivers are in effect through September 30, 2017. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/17

Market Exposure

Investment Type	% of Net Assets
Equity Securities	74%
Swap Agreements	126%
Total Exposure	200%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
AT&T, Inc.	7.0%
Verizon Communications, Inc.	6.9%
T-Mobile US, Inc.	5.1%
General Communication, Inc., Class A	5.1%
Level 3 Communications, Inc.	5.0%

Dow Jones U.S. Select
Telecommunications
Index – Composition

% of Index
Diversified Telecommunication	70.8%
Wireless Telecommunication Services	29.2%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the lack of ability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

LXXXVIII :: LTL ULTRA TELECOMMUNICATIONS :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares Ultra Utilities (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the Dow Jones U.S. UtilitiesSM Index (the "Index"). The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for longer periods. The return of the Fund for longer periods will be the result of each day's returns compounded over the period, which may be greater than or less than the Fund multiple times the return of the Index. For the year ended May 31, 2017, the Fund had a total return of 23.56%1. For the same period, the Index had a total return of 13.38%2 and a volatility of 14.02%. For the period, the Fund had an average daily volume of 5,775 shares and an average daily statistical correlation of over 0.99 to twice that of the daily performance of the Index.3

The Fund takes positions in securities and/or derivatives that, in combination, should have similar daily return characteristics as two times the daily return of the Index. The Index measures the performance of the utilities sector of the U.S. equity market. Component companies include, among others, electric utilities, gas utilities, multi-utilities and water utilities.

During the year ended May 31, 2017, the Fund invested in swap agreements in order to gain leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively impacted by financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Ultra Utilities from May 31, 2007 to May 31, 2017, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/17

	One Year	Five Years	Ten Years
ProShares Ultra Utilities	23.56%	23.67%	7.67%
Dow Jones U.S. Utilities Index	13.38%	13.27%	6.83%

Expense Ratios**

Fund	Gross	Net
ProShares Ultra Utilities	1.43%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2016. Contractual fee waivers are in effect through September 30, 2017. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/17

Market Exposure

Investment Type	% of Net Assets
Equity Securities	74%
Swap Agreements	126%
Total Exposure	200%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
NextEra Energy, Inc.	6.3%
Duke Energy Corp.	5.7%
Dominion Energy, Inc.	4.8%
Southern Co. (The)	4.8%
American Electric Power Co., Inc.	3.3%

Dow Jones U.S. Utilities
Index – Composition

% of Index
Electric Utilities	58.8%
Multi-Utilities	30.7%
Gas Utilities	5.6%
Water Utilities	2.5%
Independent Power and Renewable Electricity Producers	2.4%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the lack of ability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: ULTRA UTILITIES UPW :: LXXXIX

ProShares UltraPro Nasdaq Biotechnology (the "Fund") seeks daily investment results, before fees and expenses, that correspond to three times (3x) the daily performance of the NASDAQ Biotechnology Index® (the "Index"). The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for longer periods. The return of the Fund for longer periods will be the result of each day's returns compounded over the period, which may be greater than or less than the Fund multiple times the return of the Index. For the year ended May 31, 2017, the Fund had a total return of –9.48%1. For the same period, the Index had a total return of 2.76%2 and a volatility of 22.88%. For the period, the Fund had an average daily volume of 147,761 shares and an average daily statistical correlation of over 0.99 to three times that of the daily performance of the Index.3

The Fund takes positions in securities and/or derivatives that, in combination, should have similar daily return characteristics as three times the daily return of the Index. The Index is a modified capitalization-weighted index that includes securities of NASDAQ listed companies that are classified as either biotechnology or pharmaceutical according to the Industry Classification Benchmark which also meet other eligibility criteria determined by NASDAQ, including minimum market capitalization and liquidity requirements.

During the year ended May 31, 2017, the Fund invested in swap agreements in order to gain leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively impacted by financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares UltraPro Nasdaq Biotechnology from June 22, 2015 to May 31, 2017, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/17

	One Year	Since Inception (6/22/15)
ProShares UltraPro Nasdaq Biotechnology	-9.48%	-50.71%
NASDAQ Biotechnology Index	2.76%	-13.66%

Expense Ratios**

Fund	Gross	Net
ProShares UltraPro Nasdaq Biotechnology	1.28%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2016. Contractual fee waivers are in effect through September 30, 2017. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/17

Market Exposure

Investment Type	% of Net Assets
Equity Securities	91%
Swap Agreements	209%
Total Exposure	300%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
Regeneron Pharmaceuticals, Inc.	7.2%
Celgene Corp.	6.9%
Gilead Sciences, Inc.	6.9%
Amgen, Inc.	6.6%
Biogen, Inc.	6.4%

NASDAQ Biotechnology
Index – Composition

% of Index
Biotechnology	80.7%
Pharmaceuticals	10.9%
Life Sciences Tools & Services	8.1%
Health Care Equipment & Supplies	0.2%
Health Care Technology	0.1%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the lack of ability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

XC :: UBIO ULTRAPRO NASDAQ BIOTECHNOLOGY :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares UltraPro Financial Select Sector (the "Fund") seeks daily investment results, before fees and expenses, that correspond to three times (3x) the daily performance of the S&P Financial Select Sector Index (the "Index"). The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for longer periods. The return of the Fund for longer periods will be the result of each day's returns compounded over the period, which may be greater than or less than the Fund multiple times the return of the Index. For the year ended May 31, 2017, the Fund had a total return of 67.21%1. For the same period, the Index had a total return of 23.12%2 and a volatility of 16.11%. For the period, the Fund had an average daily volume of 7,022 shares and an average daily statistical correlation of over 0.99 to three times that of the daily performance of the Index.3

The Fund takes positions in securities and/or derivatives that, in combination, should have similar daily return characteristics as three times the daily return of the Index. The Index is one of eleven of the S&P Select Sector Indices (the "Select Sector Indices"), each designed to measure the performance of a sector of the S&P 500. Membership in the Select Sector Indices is generally determined by the Global Industry Classification Standard which classifies securities primarily based on revenues; however, earnings and market perception are also considered. The Index consists of companies in the financial sector, including companies involved in banking, thrifts & mortgage finance, specialized finance, consumer finance, asset management and custody banks, investment banking and brokerage and insurance. The financial sector also includes real estate companies and real estate investment trusts.

During the year ended May 31, 2017, the Fund invested in swap agreements in order to gain leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively impacted by financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares UltraPro Financial Select Sector from July 10, 2012 to May 31, 2017, assuming the reinvestment of distributions.

Index performance through November 3, 2015 reflects the performance of the Dow Jones U.S. Financials Index. Index performance beginning on November 4, 2015 reflects to the performance of the S&P Financial Select Sector Index.

Average Annual Total Return as of 5/31/17

	One Year	Since Inception (7/10/12)
ProShares UltraPro Financial Select Sector	67.21%	45.40%
S&P Financial Select Sector Index	23.12%	16.99%

Expense Ratios**

Fund	Gross	Net
ProShares UltraPro Financial Select Sector	1.98%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2016. Contractual fee waivers are in effect through September 30, 2017. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/17

Market Exposure

Investment Type	% of Net Assets
Equity Securities	64%
Swap Agreements	236%
Total Exposure	300%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
Berkshire Hathaway, Inc., Class B	7.1%
JPMorgan Chase & Co.	6.6%
Wells Fargo & Co.	5.2%
Bank of America Corp.	5.1%
Citigroup, Inc.	3.8%

S&P Financial Select Sector
Index – Composition

% of Index
Banks	44.0%
Capital Markets	20.1%
Insurance	19.6%
Diversified Financial Services	11.3%
Consumer Finance	5.0%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the lack of ability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: ULTRAPRO FINANCIAL SELECT SECTOR FINU :: XCI

ProShares Ultra MSCI EAFE (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the MSCI EAFE Index® (the "Index"). The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for longer periods. The return of the Fund for longer periods will be the result of each day's returns compounded over the period, which may be greater than or less than the Fund multiple times the return of the Index. For the year ended May 31, 2017, the Fund had a total return of 30.58%1. For the same period, the Index had a total return of 16.44%2 and a volatility of 13.82%. For the period, the Fund had an average daily volume of 10,845 shares and an average daily statistical correlation of over 0.99 to twice that of the daily performance of the Index.3

The Fund takes positions in securities and/or derivatives that, in combination, should have similar daily return characteristics as two times the daily return of the Index. The Index includes 85% of free float-adjusted, market capitalization in each industry group in developed market countries, excluding the U.S. and Canada.

During the year ended May 31, 2017, the Fund invested in swap agreements in order to gain leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively impacted by financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Ultra MSCI EAFE from June 2, 2009 to May 31, 2017, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/17

	One Year	Five Years	Since Inception (6/2/09)
ProShares Ultra MSCI EAFE	30.58%	16.12%	8.28%
MSCI EAFE Index	16.44%	10.21%	7.16%

Expense Ratios**

Fund	Gross	Net
ProShares Ultra MSCI EAFE	1.15%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2016. Contractual fee waivers are in effect through September 30, 2017. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/17

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	200%
Total Exposure	200%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

MSCI EAFE Index – Country

% of Index
Japan	23.1%
United Kingdom	17.9%
France	10.6%
Others	9.7%
Germany	9.6%
Switzerland	8.9%
Australia	6.8%
Netherlands	3.5%
Hong Kong	3.5%
Spain	3.5%
Sweden	2.9%

MSCI EAFE Index – Composition

% of Index
Financials	20.8%
Industrials	14.4%
Consumer Discretionary	12.2%
Consumer Staples	11.8%
Health Care	11.0%
Materials	7.6%
Information Technology	5.9%
Energy	4.8%
Telecommunication Services	4.4%
Real Estate	3.7%
Utilities	3.4%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the lack of ability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. Because the level of the Index is not determined at the same time that the Fund's NAV is calculated, correlation to the Index is measured by comparing the daily total return of one or more U.S. exchange-traded securities or instruments that reflect the values of securities underlying the Index as of the Fund's NAV calculation time to the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

XCII :: EFO ULTRA MSCI EAFE :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares Ultra MSCI Emerging Markets (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the MSCI Emerging Markets Index® (the "Index"). The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for longer periods. The return of the Fund for longer periods will be the result of each day's returns compounded over the period, which may be greater than or less than the Fund multiple times the return of the Index. For the year ended May 31, 2017, the Fund had a total return of 52.87%1. For the same period, the Index had a total return of 27.41%2 and a volatility of 12.97%. For the period, the Fund had an average daily volume of 9,553 shares and an average daily statistical correlation of over 0.99 to twice that of the daily performance of the Index.3

The Fund takes positions in securities and/or derivatives that, in combination, should have similar daily return characteristics as two times the daily return of the Index. The Index includes 85% of free float-adjusted, market capitalization in each industry group in emerging markets countries.

During the year ended May 31, 2017, the Fund invested in swap agreements in order to gain leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally positively impacted by financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Ultra MSCI Emerging Markets from June 2, 2009 to May 31, 2017, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/17

	One Year	Five Years	Since Inception (6/2/09)
ProShares Ultra MSCI Emerging Markets	52.87%	2.84%	2.07%
MSCI Emerging Markets Index	27.41%	4.53%	5.41%

Expense Ratios**

Fund	Gross	Net
ProShares Ultra MSCI Emerging Markets	1.22%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2016. Contractual fee waivers are in effect through September 30, 2017. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/17

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	200%
Total Exposure	200%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

MSCI Emerging Markets
Index – Country

% of Index
China	27.7%
Korea	15.7%
Taiwan	12.2%
Others	10.1%
India	8.8%
Brazil	6.9%
South Africa	6.8%
Mexico	3.5%
Russia	3.4%
Indonesia	2.5%
Malaysia	2.4%

MSCI Emerging Markets
Index – Composition

% of Index
Information Technology	25.6%
Financials	23.7%
Consumer Discretionary	10.9%
Materials	7.1%
Consumer Staples	7.0%
Energy	6.8%
Industrials	5.8%
Telecommunication Services	5.5%
Utilities	2.6%
Real Estate	2.6%
Health Care	2.4%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the lack of ability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. Because the level of the Index is not determined at the same time that the Fund's NAV is calculated, correlation to the Index is measured by comparing the daily total return of one or more U.S. exchange-traded securities or instruments that reflect the values of securities underlying the Index as of the Fund's NAV calculation time to the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: ULTRA MSCI EMERGING MARKETS EET :: XCIII

ProShares Ultra FTSE Europe (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the FTSE Developed Europe All Cap Index® (the "Index")***. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for longer periods. The return of the Fund for longer periods will be the result of each day's returns compounded over the period, which may be greater than or less than the Fund multiple times the return of the Index. For the year ended May 31, 2017, the Fund had a total return of 30.75%1. For the same period, the Index had a total return of 17.08%2 and a volatility of 17.77%. For the period, the Fund had an average daily volume of 2,519 shares and an average daily statistical correlation of over 0.99 to twice that of the daily performance of the Index.3

The Fund takes positions in securities and/or derivatives that, in combination, should have similar daily return characteristics as two times the daily return of the Index. The Index is a free float-adjusted market cap weighted index representing the performance of large, mid- and small cap companies in Developed European markets, including the UK.

During the year ended May 31, 2017, the Fund invested in swap agreements in order to gain leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally positively impacted by financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Ultra FTSE Europe from April 27, 2010 to May 31, 2017, assuming the reinvestment of distributions.

**Index performance through April 22, 2013 reflects the performance of the MSCI Europe Index. Index performance beginning on April 23, 2013 reflects the performance of the FTSE Developed Europe Index.

Average Annual Total Return as of 5/31/17

	One Year	Five Years	Since Inception (4/27/10)
ProShares Ultra FTSE Europe	30.75%	19.09%	7.78%
FTSE Developed Europe Index***	17.00%	10.64%	6.00%
FTSE Developed Europe All Cap Index***	17.08%	NA	7.52	%****

Expense Ratios*****

Fund	Gross	Net
ProShares Ultra FTSE Europe	1.18%	0.95%

***On September 1, 2016, the Fund's underlying Index changed from the FTSE Developed Europe Index to the FTSE Developed Europe All Cap Index in order to match the Fund's underlying Index to its investment objective.

****Average annual total return from December 31, 2012 to May 31, 2017.

*****Reflects the expense ratio as reported in the Prospectus dated October 1, 2016. Contractual fee waivers are in effect through September 30, 2017. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/17

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	200%
Total Exposure	200%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

FTSE Developed Europe
Index – Country

% of Index
United Kingdom	25.2%
France	14.7%
Germany	14.4%
Switzerland	14.0%
Others	6.9%
Netherlands	6.0%
Spain	5.3%
Sweden	5.0%
Italy	3.6%
Denmark	2.8%
Belgium	2.1%

FTSE Developed Europe All Cap
Index – Composition

% of Index
Financials	19.7%
Industrials	14.5%
Consumer Staples	13.1%
Health Care	13.0%
Consumer Discretionary	11.2%
Materials	7.6%
Energy	6.4%
Information Technology	4.8%
Telecommunication Services	3.8%
Utilities	3.5%
Real Estate	2.4%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the lack of ability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. Because the level of the Index is not determined at the same time that the Fund's NAV is calculated, correlation to the Index is measured by comparing the daily total return of one or more U.S. exchange-traded securities or instruments that reflect the values of securities underlying the Index as of the Fund's NAV calculation time to the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

XCIV :: UPV ULTRA FTSE EUROPE :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares Ultra MSCI Brazil Capped (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the MSCI Brazil 25/50 Index® (the "Index"). The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for longer periods. The return of the Fund for longer periods will be the result of each day's returns compounded over the period, which may be greater than or less than the Fund multiple times the return of the Index. For the year ended May 31, 2017, the Fund had a total return of 70.32%1. For the same period, the Index had a total return of 41.47%2 and a volatility of 32.66%. For the period, the Fund had an average daily volume of 11,253 shares and an average daily statistical correlation of over 0.99 to twice that of the daily performance of the Index.3

The Fund takes positions in securities and/or derivatives that, in combination, should have similar daily return characteristics as two times the daily return of the Index. The Index is a free float-adjusted, market capitalization-weighted index that is designed to measure the equity market performance of the Brazilian market. The Index is divided into large- and mid-cap segments and targets approximately 85% of free float-adjusted, market capitalization of the region.

During the year ended May 31, 2017, the Fund invested in swap agreements in order to gain leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally positively impacted by financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in ProShares Ultra MSCI Brazil Capped from April 27, 2010 to May 31, 2017, assuming the reinvestment of distributions.

Index performance through February 10, 2013 reflects the performance of the MSCI Brazil Index. Index performance beginning on February 11, 2013 reflects the performance of the MSCI Brazil 25/50 Index.

Average Annual Total Return as of 5/31/17

	One Year	Five Years	Since Inception (4/27/10)
ProShares Ultra MSCI Brazil Capped	70.32%	-19.81%	-22.46%
MSCI Brazil 25/50 Index	41.47%	-4.30%	-6.22%

Expense Ratios**

Fund	Gross	Net
ProShares Ultra MSCI Brazil Capped	1.94%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2016. Contractual fee waivers are in effect through September 30, 2017. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/17

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	200%
Total Exposure	200%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

MSCI Brazil 25/50 Index – Composition

% of Index
Financials	35.8%
Consumer Staples	16.1%
Energy	12.2%
Materials	8.9%
Utilities	6.2%
Industrials	5.8%
Consumer Discretionary	5.5%
Telecommunication Services	3.0%
Information Technology	2.8%
Health Care	2.2%
Real Estate	1.5%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the lack of ability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. Because the level of the Index is not determined at the same time that the Fund's NAV is calculated, correlation to the Index is measured by comparing the daily total return of one or more U.S. exchange-traded securities or instruments that reflect the values of securities underlying the Index as of the Fund's NAV calculation time to the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: ULTRA MSCI BRAZIL CAPPED UBR :: XCV

ProShares Ultra FTSE China 50 (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the FTSE China 50 Index® (the "Index"). The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for longer periods. The return of the Fund for longer periods will be the result of each day's returns compounded over the period, which may be greater than or less than the Fund multiple times the return of the Index. For the year ended May 31, 2017, the Fund had a total return of 45.55%1. For the same period, the Index had a total return of 24.81%2 and a volatility of 15.77%. For the period, the Fund had an average daily volume of 15,160 shares and an average daily statistical correlation of over 0.99 to twice that of the daily performance of the Index.3

The Fund takes positions in securities and/or derivatives that, in combination, should have similar daily return characteristics as two times the daily return of the Index. The Index consists of 50 of the largest and most liquid Chinese stocks listed and traded on the Stock Exchange of Hong Kong.

During the year ended May 31, 2017, the Fund invested in swap agreements in order to gain leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally positively impacted by financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Ultra FTSE China 50 from June 2, 2009 to May 31, 2017, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/17

	One Year	Five Years	Since Inception (6/2/09)
ProShares Ultra FTSE China 50	45.55%	8.49%	0.37%
FTSE China 50 Index	24.81%	7.42%	3.75%

Expense Ratios**

Fund	Gross	Net
ProShares Ultra FTSE China 50	1.21%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2016. Contractual fee waivers are in effect through September 30, 2017. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/17

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	200%
Total Exposure	200%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

FTSE China 50 Index – Composition

% of Index
Financials	49.8%
Energy	11.8%
Telecommunication Services	11.0%
Information Technology	10.6%
Real Estate	6.3%
Industrials	6.2%
Consumer Discretionary	2.2%
Utilities	1.3%
Materials	0.8%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the lack of ability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. Because the level of the Index is not determined at the same time that the Fund's NAV is calculated, correlation to the Index is measured by comparing the daily total return of one or more U.S. exchange-traded securities or instruments that reflect the values of securities underlying the Index as of the Fund's NAV calculation time to the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

XCVI :: XPP ULTRA FTSE CHINA 50 :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares Ultra MSCI Japan (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the MSCI Japan Index® (the "Index"). The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for longer periods. The return of the Fund for longer periods will be the result of each day's returns compounded over the period, which may be greater than or less than the Fund multiple times the return of the Index. For the year ended May 31, 2017, the Fund had a total return of 28.21%1. For the same period, the Index had a total return of 15.02%2 and a volatility of 16.03%. For the period, the Fund had an average daily volume of 1,086 shares and an average daily statistical correlation of over 0.99 to twice that of the daily performance of the Index.3

The Fund takes positions in securities and/or derivatives that, in combination, should have similar daily return characteristics as two times the daily return of the Index. The Index includes 85% of free float-adjusted, market capitalization in each industry group in Japan.

During the year ended May 31, 2017, the Fund invested in swap agreements in order to gain leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally positively impacted by financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Ultra MSCI Japan from June 2, 2009 to May 31, 2017, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/17

	One Year	Five Years	Since Inception (6/2/09)
ProShares Ultra MSCI Japan	28.21%	15.82%	6.96%
MSCI Japan Index	15.02%	10.42%	6.54%

Expense Ratios**

Fund	Gross	Net
ProShares Ultra MSCI Japan	1.30%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2016. Contractual fee waivers are in effect through September 30, 2017. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/17

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	200%
Total Exposure	200%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

MSCI Japan Index – Composition

% of Index
Industrials	20.1%
Consumer Discretionary	20.0%
Financials	13.1%
Information Technology	11.8%
Consumer Staples	8.3%
Health Care	7.5%
Materials	6.1%
Telecommunication Services	5.9%
Real Estate	4.3%
Utilities	2.1%
Energy	0.8%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the lack of ability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. Because the level of the Index is not determined at the same time that the Fund's NAV is calculated, correlation to the Index is measured by comparing the daily total return of one or more U.S. exchange-traded securities or instruments that reflect the values of securities underlying the Index as of the Fund's NAV calculation time to the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: ULTRA MSCI JAPAN EZJ :: XCVII

ProShares Ultra MSCI Mexico Capped IMI (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times (2x) of the daily performance of the MSCI Mexico IMI 25/50 Index® (the "Index"). The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for longer periods. The return of the Fund for longer periods will be the result of each day's returns compounded over the period, which may be greater than or less than the Fund multiple times the return of the Index. For the year ended May 31, 2017, the Fund had a total return of 1.41%1. For the same period, the Index had a total return of 5.00%2 and a volatility of 24.44%. For the period, the Fund had an average daily volume of 7,604 shares and an average daily statistical correlation of over 0.99 to twice that of the daily performance of the Index.3

The Fund takes positions in securities and/or derivatives that, in combination, should have similar daily return characteristics as two times the daily return of the Index. The Index is a free float-adjusted, market capitalization-weighted index that is designed to measure the equity market performance of the Mexican market by capturing 99% of the publicly available total market capitalization.

During the year ended May 31, 2017, the Fund invested in swap agreements in order to gain leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally positively impacted by financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Ultra MSCI Mexico Capped IMI from April 27, 2010 to May 31, 2017, assuming the reinvestment of distributions.

Index performance through February 10, 2013 reflects the performance of the MSCI Mexico Investable Market Index. Index performance beginning on February 11, 2013 reflects the performance of the MSCI Mexico IMI 25/50 Index.

Average Annual Total Return as of 5/31/17

	One Year	Five Years	Since Inception (4/27/10)
ProShares Ultra MSCI Mexico Capped IMI	1.41%	-4.32%	-3.40%
MSCI Mexico IMI 25/50 Index	5.00%	0.55%	0.95%

Expense Ratios**

Fund	Gross	Net
ProShares Ultra MSCI Mexico Capped IMI	2.47%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2016. Contractual fee waivers are in effect through September 30, 2017. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/17

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	200%
Total Exposure	200%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

MSCI Mexico IMI 25/50 Index – Composition

% of Index
Consumer Staples	25.5%
Materials	16.0%
Financials	15.4%
Telecommunication Services	15.0%
Industrials	13.0%
Consumer Discretionary	7.8%
Real Estate	5.6%
Utilities	1.0%
Health Care	0.7%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the lack of ability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. Because the level of the Index is not determined at the same time that the Fund's NAV is calculated, correlation to the Index is measured by comparing the daily total return of one or more U.S. exchange-traded securities or instruments that reflect the values of securities underlying the Index as of the Fund's NAV calculation time to the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

XCVIII :: UMX ULTRA MSCI MEXICO CAPPED IMI :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares Ultra 7-10 Year Treasury (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the ICE U.S. Treasury 7-10 Year Bond Index (the "Index")**. The Fund seeks investment results for a single day only, as measured from one NAV calculation to the next, not for longer periods. The return of the Fund for longer periods will be the result of each day's returns compounded over the period, which may be greater than or less than the Fund multiple times the return of the Index. For the year ended May 31, 2017, the Fund had a total return of –2.54%1. For the same period, the Index had a total return of –0.43%2 and a volatility of 5.25%. For the period, the Fund had an average daily volume of 32,478 shares and an average daily statistical correlation of over 0.99 to twice that of the daily performance of the Index.3

The Fund takes positions in securities and/or derivatives that, in combination, should have similar daily return characteristics as two times the daily return of the Index. The Index includes publicly issued U.S. Treasury securities that have a remaining maturity of greater than seven years and less than or equal to ten years and have $300 million or more of outstanding face value, excluding amounts held by the Federal Reserve. In addition, the securities in the Underlying Index must be fixed-rate and denominated in U.S. dollars. Excluded from the Underlying Index are inflation-linked securities, Treasury bills, cash management bills, any government agency debt issued with or without a government guarantee and zero-coupon issues that have been stripped from coupon-paying bonds. The Underlying Index is weighted by market capitalization, and the securities in the Underlying Index are updated on the last business day of each month.

During the year ended May 31, 2017, the Fund invested in swap agreements and futures contracts in order to gain leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund generally benefited from financing rates associated with swap agreements. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Ultra 7-10 Year Treasury from January 19, 2010 to May 31, 2017, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/17

	One Year	Five Years	Since Inception (1/19/10)
ProShares Ultra 7-10 Year Treasury	-2.54%	2.06%	8.32%
Bloomberg Barclays U.S. 7-10 Year Treasury Bond Index**	-0.43%	1.70%	4.75%
ICE U.S. Treasury 7-10 Year Bond Index**	-0.43%	1.70%	4.75%

Expense Ratios***

Fund	Gross	Net
ProShares Ultra 7-10 Year Treasury	1.10%	0.95%

**On October 14, 2016, the Fund's underlying Index changed from the Bloomberg Barclays U.S. 7-10 Year Treasury Bond Index to the ICE U.S. Treasury 7-10 Year Bond Index in order to match the Fund's underlying Index to its investment objective.

***Reflects the expense ratio as reported in the Prospectus dated October 1, 2016. Contractual fee waivers are in effect through September 30, 2017. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/17

Market Exposure

Investment Type	% of Net Assets
U.S. Treasury Obligations	88%
Swap Agreements	108%
Futures Contracts	4%
Total Exposure	200%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

ICE U.S. Treasury 7-10 Year
Bond Index – Composition

% of Index
7-10 Year U.S. Treasury	100%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the lack of ability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a total return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: ULTRA 7-10 YEAR TREASURY UST :: XCIX

ProShares Ultra 20+ Year Treasury (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the ICE U.S. Treasury 20+ Year Bond Index (the "Index")**. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for longer periods. The return of the Fund for longer periods will be the result of each day's returns compounded over the period, which may be greater than or less than the Fund multiple times the return of the Index. For the year ended May 31, 2017, the Fund had a total return of –6.79%1. For the same period, the Index had a total return of –2.01%2 and a volatility of 12.11%. For the period, the Fund had an average daily volume of 16,985 shares and an average daily statistical correlation of over 0.99 to twice that of the daily performance of the Index.3

The Fund takes positions in securities and/or derivatives that, in combination, should have similar daily return characteristics as two times the daily return of the Index. The Index includes publicly issued U.S. Treasury securities that have a remaining maturity greater than twenty years and have $300 million or more of outstanding face value, excluding amounts held by the Federal Reserve. In addition, the securities in the Underlying Index must be fixed-rate and denominated in U.S. dollars. Excluded from the Underlying Index are inflation-linked securities, Treasury bills, cash management bills, any government agency debt issued with or without a government guarantee and zero-coupon issues that have been stripped from coupon-paying bonds. The Underlying Index is weighted by market capitalization, and the securities in the Underlying Index are updated on the last business day of each month.

During the year ended May 31, 2017, the Fund invested in swap agreements and futures contracts in order to gain leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund generally benefited from financing rates associated with swap agreements. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Ultra 20+ Year Treasury from January 19, 2010 to May 31, 2017, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/17

	One Year	Five Years	Since Inception (1/19/10)
ProShares Ultra 20+ Year Treasury	-6.79%	2.06%	12.70%
Bloomberg Barclays U.S. 20+ Year Treasury Bond Index**	-2.01%	2.38%	7.70%
ICE U.S. Treasury 20+ Year Bond Index**	-2.01%	2.37%	7.70%

Expense Ratios***

Fund	Gross	Net
ProShares Ultra 20+ Year Treasury	1.13%	0.95%

**On October 14, 2016, the Fund's underlying Index changed from the Bloomberg Barclays U.S. 20+ Year Treasury Bond Index to the ICE U.S. Treasury 20+ Year Bond Index in order to match the Fund's underlying Index to its investment objective.

***Reflects the expense ratio as reported in the Prospectus dated October 1, 2016. Contractual fee waivers are in effect through September 30, 2017. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/17

Market Exposure

Investment Type	% of Net Assets
U.S. Treasury Obligations	77%
Swap Agreements	119%
Futures Contracts	4%
Total Exposure	200%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

ICE U.S. Treasury 20+ Year Bond
Index – Composition

% of Index
20+ Year U.S. Treasury	100%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the lack of ability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a total return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

C :: UBT ULTRA 20+ YEAR TREASURY :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares Ultra High Yield (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the Markit iBoxx $ Liquid High Yield Index (the "Index"). The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for longer periods. The return of the Fund for longer periods will be the result of each day's returns compounded over the period, which may be greater than or less than the Fund multiple times the return of the Index. For the year ended May 31, 2017, the Fund had a total return of 22.94%1. For the same period, the Index had a total return of 12.04%2 and a volatility of 3.88%. For the period, the Fund had an average daily volume of 638 shares and an average daily statistical correlation of over 0.99 to twice that of the daily performance of the Index.3

The Fund takes positions in exchange-traded funds ("ETFs")and/or derivatives that, in combination, should have similar daily return characteristics as two times the daily return of the Index. The Index is a modified market-value weighted index designed to provide a balanced representation of U.S. dollar-denominated high yield corporate bonds for sale within the United States by means of including the most liquid high yield corporate bonds available as determined by the index provider. Currently, the bonds eligible for inclusion in the Index include U.S. dollar-denominated, corporate bonds for sale in the United States that are issued by companies domiciled in the U.S., Bermuda, Canada, Cayman Islands, Western Europe or Japan, are rated sub-investment grade by Moody's Investors Service, Inc., Fitch, Inc. or Standard and Poor's Financial Services, LLC; are from issuers with at least $1 billion par outstanding; have at least $400 million of outstanding face value; and are between three and fifteen years to maturity. There is no limit to the number of issues in the Index.

During the year ended May 31, 2017, the Fund invested in swap agreements in order to gain leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund generally benefited from financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Ultra High Yield from April 13, 2011 to May 31, 2017, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/17

	One Year	Five Years	Since Inception (4/13/11)
ProShares Ultra High Yield	22.94%	10.95%	9.40%
Markit iBoxx $ Liquid High Yield Index	12.04%	6.37%	5.98%

Expense Ratios**

Fund	Gross	Net
ProShares Ultra High Yield	6.48%	1.31%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2016. Contractual fee waivers are in effect through September 30, 2017. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/17

Market Exposure

Investment Type	% of Net Assets
Exchange Traded Fund	74%
Swap Agreements	126%
Total Exposure	200%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
iShares iBoxx $ High Yield Corporate Bond ETF*	74.0%

*The most recent annual and semi-annual reports can be found at www.ishares.com

Markit iBoxx $ Liquid High Yield
Index – Composition

% of Index
High Yield	100%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the lack of ability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a total return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. Because the level of the Index is not determined at the same time that the Fund's NAV is calculated, correlation to the Index is measured by comparing the daily total return of one or more U.S. exchange-traded securities or instruments that reflect the values of securities underlying the Index as of the Fund's NAV calculation time to the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: ULTRA HIGH YIELD UJB :: CI

EXPENSE EXAMPLES

CII :: EXPENSE EXAMPLES (UNAUDITED) PROSHARES TRUST

As a shareholder, you incur two types of costs: (1) transaction costs for purchasing and selling shares and (2) ongoing costs, including advisory fees and other Fund expenses. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses

The actual expense examples are based on an investment of $1,000 invested at the beginning of a six-month period and held through the period ended, May 31, 2017.

The first line in the following tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 =8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The hypothetical expense examples are based on an investment of $1,000 invested at the beginning of a six month period and held through the period ended, May 31, 2017.

The second line in the following tables provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as brokerage charges. Therefore, the second line for each Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if transaction costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value 05/31/17	Expenses Paid During the Period*	Annualized Expense Ratio During Period
Short S&P500®	GEARED PROSHARES
Actual	$1,000.00	$902.70	$4.27	0.90%
Hypothetical	$1,000.00	$1,020.44	$4.53	0.90%
Short QQQ®
Actual	$1,000.00	$825.10	$4.32	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
Short Dow30SM
Actual	$1,000.00	$899.40	$4.50	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
Short MidCap400
Actual	$1,000.00	$933.70	$4.58	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
Short Russell2000
Actual	$1,000.00	$949.40	$4.62	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
Short SmallCap600
Actual	$1,000.00	$959.60	$4.64	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
UltraShort S&P500®
Actual	$1,000.00	$814.10	$4.07	0.90%
Hypothetical	$1,000.00	$1,020.44	$4.53	0.90%
UltraShort QQQ®
Actual	$1,000.00	$679.60	$3.98	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%

PROSHARES TRUST EXPENSE EXAMPLES (UNAUDITED) :: CIII

	Beginning Account Value	Ending Account Value 05/31/17	Expenses Paid During the Period*	Annualized Expense Ratio During Period
UltraShort Dow30SM
Actual	$1,000.00	$808.30	$4.28	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
UltraShort MidCap400
Actual	$1,000.00	$867.10	$4.42	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
UltraShort Russell2000
Actual	$1,000.00	$894.20	$4.49	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
UltraShort SmallCap600
Actual	$1,000.00	$912.80	$4.53	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
UltraPro Short S&P500®
Actual	$1,000.00	$732.70	$3.93	0.91%
Hypothetical	$1,000.00	$1,020.39	$4.58	0.91%
UltraPro Short QQQ®
Actual	$1,000.00	$558.10	$3.69	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
UltraPro Short Dow30SM
Actual	$1,000.00	$723.90	$4.08	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
UltraPro Short MidCap400
Actual	$1,000.00	$802.40	$4.27	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
UltraPro Short Russell2000
Actual	$1,000.00	$834.40	$4.34	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
Short Basic Materials
Actual	$1,000.00	$933.20	$4.58	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
Short Financials
Actual	$1,000.00	$937.20	$4.59	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
Short Oil & Gas
Actual	$1,000.00	$1,118.70	$5.02	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
Short Real Estate
Actual	$1,000.00	$919.80	$4.55	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
Short S&P Regional Banking
Actual	$1,000.00	$979.10	$4.69	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%

CIV :: EXPENSE EXAMPLES (UNAUDITED) PROSHARES TRUST

	Beginning Account Value	Ending Account Value 05/31/17	Expenses Paid During the Period*	Annualized Expense Ratio During Period
UltraShort Basic Materials
Actual	$1,000.00	$867.20	$4.42	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
UltraShort Nasdaq Biotechnology
Actual	$1,000.00	$874.80	$4.44	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
UltraShort Consumer Goods
Actual	$1,000.00	$760.50	$4.17	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
UltraShort Consumer Services
Actual	$1,000.00	$795.10	$4.25	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
UltraShort Financials
Actual	$1,000.00	$876.30	$4.44	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
UltraShort Gold Miners
Actual	$1,000.00	$703.00	$4.03	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
UltraShort Health Care
Actual	$1,000.00	$796.90	$4.26	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
UltraShort Industrials
Actual	$1,000.00	$826.20	$4.33	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
UltraShort Oil & Gas
Actual	$1,000.00	$1,245.30	$5.32	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
UltraShort Oil & Gas Exploration & Production
Actual	$1,000.00	$1,501.00	$5.92	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
UltraShort Real Estate
Actual	$1,000.00	$842.60	$4.36	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
UltraShort Semiconductors
Actual	$1,000.00	$673.20	$3.96	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
UltraShort Technology
Actual	$1,000.00	$661.00	$3.93	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
UltraShort Utilities
Actual	$1,000.00	$724.60	$4.08	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%

PROSHARES TRUST EXPENSE EXAMPLES (UNAUDITED) :: CV

	Beginning Account Value	Ending Account Value 05/31/17	Expenses Paid During the Period*	Annualized Expense Ratio During Period
UltraPro Short Nasdaq Biotechnology
Actual	$1,000.00	$799.80	$4.26	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
UltraPro Short Financial Select Sector
Actual	$1,000.00	$832.60	$4.34	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
Short MSCI EAFE
Actual	$1,000.00	$846.80	$4.37	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
Short MSCI Emerging Markets
Actual	$1,000.00	$843.40	$4.37	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
Short FTSE China 50
Actual	$1,000.00	$906.70	$4.52	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
UltraShort MSCI EAFE
Actual	$1,000.00	$716.90	$4.07	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
UltraShort MSCI Emerging Markets
Actual	$1,000.00	$706.50	$4.04	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
UltraShort FTSE Europe
Actual	$1,000.00	$641.30	$3.89	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
UltraShort MSCI Brazil Capped
Actual	$1,000.00	$719.20	$4.07	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
UltraShort FTSE China 50
Actual	$1,000.00	$817.90	$4.31	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
UltraShort MSCI Japan
Actual	$1,000.00	$845.40	$4.37	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
UltraShort MSCI Mexico Capped IMI
Actual	$1,000.00	$681.60	$3.98	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
Short 7-10 Year Treasury
Actual	$1,000.00	$971.60	$4.67	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
Short 20+ Year Treasury
Actual	$1,000.00	$952.20	$4.38	0.90%
Hypothetical	$1,000.00	$1,020.44	$4.53	0.90%

CVI :: EXPENSE EXAMPLES (UNAUDITED) PROSHARES TRUST

	Beginning Account Value	Ending Account Value 05/31/17	Expenses Paid During the Period*	Annualized Expense Ratio During Period
Short High Yield
Actual	$1,000.00	$937.10	$4.59	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
UltraShort 3-7 Year Treasury
Actual	$1,000.00	$965.70	$4.66	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
UltraShort 7-10 Year Treasury
Actual	$1,000.00	$946.10	$4.61	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
UltraShort 20+ Year Treasury
Actual	$1,000.00	$903.80	$4.22	0.89%
Hypothetical	$1,000.00	$1,020.49	$4.48	0.89%
UltraShort TIPS
Actual	$1,000.00	$969.20	$4.66	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
UltraPro Short 20+ Year Treasury
Actual	$1,000.00	$853.30	$4.39	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
Ultra S&P500®
Actual	$1,000.00	$1,211.60	$4.96	0.90%
Hypothetical	$1,000.00	$1,020.44	$4.53	0.90%
Ultra QQQ®
Actual	$1,000.00	$1,442.60	$5.79	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
Ultra Dow30SM
Actual	$1,000.00	$1,219.40	$5.26	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
Ultra MidCap400
Actual	$1,000.00	$1,117.50	$5.02	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
Ultra Russell2000
Actual	$1,000.00	$1,069.90	$4.90	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
Ultra SmallCap600
Actual	$1,000.00	$1,043.40	$4.84	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
UltraPro S&P500®
Actual	$1,000.00	$1,327.60	$5.51	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
UltraPro QQQ®
Actual	$1,000.00	$1,722.60	$6.45	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%

PROSHARES TRUST EXPENSE EXAMPLES (UNAUDITED) :: CVII

	Beginning Account Value	Ending Account Value 05/31/17	Expenses Paid During the Period*	Annualized Expense Ratio During Period
UltraPro Dow30SM
Actual	$1,000.00	$1,340.10	$5.54	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
UltraPro MidCap400
Actual	$1,000.00	$1,170.30	$5.14	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
UltraPro Russell2000
Actual	$1,000.00	$1,091.00	$4.95	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
Ultra Basic Materials
Actual	$1,000.00	$1,111.40	$5.00	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
Ultra Nasdaq Biotechnology
Actual	$1,000.00	$1,069.30	$4.90	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
Ultra Consumer Goods
Actual	$1,000.00	$1,290.30	$5.42	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
Ultra Consumer Services
Actual	$1,000.00	$1,232.50	$5.29	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
Ultra Financials
Actual	$1,000.00	$1,108.20	$4.99	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
Ultra Gold Miners
Actual	$1,000.00	$1,108.40	$4.99	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
Ultra Junior Miners
Actual	$1,000.00	$812.40	$4.29	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
Ultra Health Care
Actual	$1,000.00	$1,226.70	$5.27	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
Ultra Industrials
Actual	$1,000.00	$1,178.50	$5.16	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
Ultra Oil & Gas
Actual	$1,000.00	$766.30	$4.18	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
Ultra Oil & Gas Exploration & Production
Actual	$1,000.00	$592.80	$3.77	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
CVIII :: EXPENSE EXAMPLES (UNAUDITED) PROSHARES TRUST

	Beginning Account Value	Ending Account Value 05/31/17	Expenses Paid During the Period*	Annualized Expense Ratio During Period
Ultra Real Estate
Actual	$1,000.00	$1,149.60	$5.09	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
Ultra S&P Regional Banking
Actual	$1,000.00	$967.20	$4.66	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
Ultra Semiconductors
Actual	$1,000.00	$1,394.90	$5.67	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
Ultra Technology
Actual	$1,000.00	$1,466.90	$5.84	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
Ultra Telecommunications
Actual	$1,000.00	$1,049.90	$4.86	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
Ultra Utilities
Actual	$1,000.00	$1,340.50	$5.54	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
UltraPro Nasdaq Biotechnology
Actual	$1,000.00	$1,082.30	$4.93	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
UltraPro Financial Select Sector
Actual	$1,000.00	$1,082.90	$4.93	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
Ultra MSCI EAFE
Actual	$1,000.00	$1,360.90	$5.59	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
Ultra MSCI Emerging Markets
Actual	$1,000.00	$1,351.20	$5.57	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
Ultra FTSE Europe
Actual	$1,000.00	$1,507.30	$5.94	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
Ultra MSCI Brazil Capped
Actual	$1,000.00	$1,033.40	$4.82	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
Ultra FTSE China 50
Actual	$1,000.00	$1,174.10	$5.15	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
Ultra MSCI Japan
Actual	$1,000.00	$1,148.80	$5.09	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%

PROSHARES TRUST EXPENSE EXAMPLES (UNAUDITED) :: CIX

	Beginning Account Value	Ending Account Value 05/31/17	Expenses Paid During the Period*	Annualized Expense Ratio During Period
Ultra MSCI Mexico Capped IMI
Actual	$1,000.00	$1,342.20	$5.55	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
Ultra 7-10 Year Treasury
Actual	$1,000.00	$1,047.00	$4.85	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
Ultra 20+ Year Treasury
Actual	$1,000.00	$1,079.50	$4.93	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
Ultra High Yield
Actual	$1,000.00	$1,118.70	$5.02	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 182/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

CX :: EXPENSE EXAMPLES (UNAUDITED) PROSHARES TRUST

SCHEDULE OF PORTFOLIO INVESTMENTS

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2017 :: 1

Investments	Principal Amount	Value
Short-Term Investments (a) — 115.0%
Repurchase Agreement (b) — 14.8%
Repurchase Agreements with various counterparties, rates 0.60% - 0.81%, dated 5/31/2017, due 6/1/2017, total to be received $298,271,027 (Cost $298,264,461)	$298,264,461	$298,264,461
U.S. Treasury Obligations — 100.2%
U.S. Treasury Bills
0.70%, 6/1/2017 (c)	200,000,000	199,996,152
0.71%, 6/8/2017 (c)	150,000,000	149,976,942
0.73%, 6/15/2017 (c)	150,000,000	149,956,632
0.62%, 6/22/2017 (c)	170,000,000	169,936,138
0.76%, 6/29/2017 (c)	100,000,000	99,943,523
0.76%, 7/6/2017 (c)	150,000,000	149,889,338
0.75%, 7/13/2017 (c)	140,000,000	139,881,568
0.77%, 7/20/2017 (c)	100,000,000	99,895,078
0.77%, 7/27/2017 (c)	75,000,000	74,909,664
0.80%, 8/3/2017 (c)	75,000,000	74,883,150
0.83%, 8/10/2017 (c)	85,000,000	84,851,250
0.88%, 8/17/2017 (c)	100,000,000	99,803,800
0.82%, 8/24/2017 (c)	50,000,000	49,893,100
0.84%, 8/31/2017 (c)	100,000,000	99,760,500
0.87%, 9/21/2017 (c)	150,000,000	149,558,400
0.89%, 10/5/2017 (c)	125,000,000	124,573,375
0.96%, 10/19/2017 (c)	25,000,000	24,904,725
0.97%, 10/26/2017 (c)	25,000,000	24,898,675
0.98%, 11/2/2017 (c)	25,000,000	24,893,325
1.00%, 11/9/2017 (c)	25,000,000	24,887,350
Total U.S. Treasury Obligations (Cost $2,017,452,178)		2,017,292,685
Total Short-Term Investments (Cost $2,315,716,639)		2,315,557,146
Total Investments — 115.0% (Cost $2,315,716,639)		2,315,557,146
Liabilities less other assets — (15.0%)		(302,088,046)
Net Assets — 100.0%		$2,013,469,100

(a)  All or a portion of this security is segregated in connection with obligations for swaps with a total value of $446,493,198.

(b)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subjected to repurchase.

(c)  The rate shown was the current yield as of 5/31/2017.

As of May 31, 2017, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$7,498
Aggregate gross unrealized depreciation	(166,991)
Net unrealized depreciation	$(159,493)
Federal income tax cost of investments	$2,315,716,639

Futures Contracts Sold

Short S&P500® had the following open short futures contracts as of May 31, 2017:

	Number of Contracts	Expiration Date	Notional Amount at Value	Unrealized Depreciation
E-Mini S&P 500 Futures Contracts	1,241	6/16/2017	$149,556,013	$(2,774,717)

Cash collateral in the amount of $6,279,460 was pledged to cover margin requirements for open futures contracts as of May 31, 2017.

See accompanying notes to the financial statements.

2 :: SH SHORT S&P500® :: MAY 31, 2017 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Swap Agreements1

Short S&P500® had the following open swap agreements as of May 31, 2017:

Notional Amount at Value	Termination Date	Counterparty	Rate Paid (Received)[2]	Underlying Instrument	Unrealized Depreciation[3]	Financial Instruments for the Benefit of (the Fund)/the Counterparty	Cash Collateral for the Benefit of (the Fund)/the Counterparty	Net Amount[4]
$(237,617,681)	11/6/2018	Bank of America NA	(0.89)%	S&P 500®	$(38,228,805)	$37,338,805	$890,000	$—
(299,517,629)	11/6/2018	Citibank NA	(1.17)%	S&P 500®	(10,387,336)	10,387,336	—	—
(351,684,320)	11/6/2017	Credit Suisse International	(0.94)%	S&P 500®	(77,940,387)	77,940,386	1	—
(589,590,586)	11/6/2017	Goldman Sachs International	(1.30)%	S&P 500®	(81,305,475)	77,554,447	3,751,028	—
(29,801,884)	11/6/2018	Morgan Stanley & Co. International plc	(0.84)%	S&P 500®	(2,659,606)	2,659,606	—	—
(175,339,631)	11/6/2017	Societe Generale	(1.14)%	S&P 500®	(39,587,531)	38,742,531	845,000	—
(180,248,348)	11/6/2018	UBS AG	(1.04)%	S&P 500®	(15,237,611)	15,237,567	44	—
$(1,863,800,079)					$(265,346,751)

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Reflects the floating financing rate, as of May 31, 2017, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions.

3  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

4  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2017 :: SHORT S&P500® SH :: 3

Investments	Principal Amount	Value
Short-Term Investments (a) — 116.3%
Repurchase Agreement (b) — 31.0%
Repurchase Agreements with various counterparties, rates 0.60% - 0.81%, dated 5/31/2017, due 6/1/2017, total to be received $87,286,333 (Cost $87,284,410)	$87,284,410	$87,284,410
U.S. Treasury Obligations — 85.3%
U.S. Treasury Bills
0.70%, 6/1/2017 (c)	50,000,000	49,999,031
0.70%, 6/8/2017 (c)	20,000,000	19,996,926
0.74%, 6/15/2017 (c)	50,000,000	49,985,545
0.76%, 6/29/2017 (c)	40,000,000	39,977,409
0.78%, 8/10/2017 (c)	20,000,000	19,965,000
0.75%, 8/17/2017 (c)	10,000,000	9,980,380
0.85%, 9/21/2017 (c)	50,000,000	49,852,800
Total U.S. Treasury Obligations (Cost $239,778,880)		239,757,091
Total Short-Term Investments (Cost $327,063,290)		327,041,501
Total Investments — 116.3% (Cost $327,063,290)		327,041,501
Liabilities less other assets — (16.3%)		(45,757,102)
Net Assets — 100.0%		$281,284,399

(a)  All or a portion of this security is segregated in connection with obligations for swaps with a total value of $55,074,098.

(b)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subjected to repurchase.

(c)  The rate shown was the current yield as of 5/31/2017.

As of May 31, 2017, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$929
Aggregate gross unrealized depreciation	(22,718)
Net unrealized depreciation	$(21,789)
Federal income tax cost of investments	$327,063,290

Futures Contracts Sold

Short QQQ® had the following open short futures contracts as of May 31, 2017:

	Number of Contracts	Expiration Date	Notional Amount at Value	Unrealized Depreciation
E-Mini NASDAQ-100 Futures Contracts	128	6/16/2017	$14,828,160	$(426,096)

Cash collateral in the amount of $549,120 was pledged to cover margin requirements for open futures contracts as of May 31, 2017.

See accompanying notes to the financial statements.

4 :: PSQ SHORT QQQ® :: MAY 31, 2017 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Swap Agreements1

Short QQQ® had the following open swap agreements as of May 31, 2017:

Notional Amount at Value	Termination Date	Counterparty	Rate Paid (Received)[2]	Underlying Instrument	Unrealized Depreciation[3]	Financial Instruments for the Benefit of (the Fund)/the Counterparty	Cash Collateral for the Benefit of (the Fund)/the Counterparty	Net Amount[4]
$(34,770,496)	11/6/2018	Bank of America NA	(0.99)%	NASDAQ-100 Index®	$(6,216,478)	$6,216,477	$1	$—
(57,982,469)	11/6/2018	Citibank NA	(1.15)%	NASDAQ-100 Index®	(4,785,403)	3,280,200	1,426,000	(79,203)
(21,772,669)	11/6/2017	Credit Suisse International	(1.04)%	NASDAQ-100 Index®	(6,747,183)	6,747,182	1	—
(10,670,161)	1/8/2018	Goldman Sachs International	(1.25)%	NASDAQ-100 Index®	(5,033,316)	4,053,316	980,000	—
(54,583,353)	11/6/2018	Morgan Stanley & Co. International plc	(1.04)%	NASDAQ-100 Index®	(11,751,268)
(2,249,577)	11/6/2017	Morgan Stanley & Co. International plc	(0.79)%	PowerShares QQQ TrustSM, Series 1	(441,067)
(56,832,930)					(12,192,335)	11,264,335	928,000	—
(71,650,443)	11/6/2017	Societe Generale	(1.19)%	NASDAQ-100 Index®	(16,194,881)	16,093,881	101,000	—
(12,787,944)	11/6/2018	UBS AG	(1.04)%	NASDAQ-100 Index®	(2,343,932)	184,924	2,159,008	—
$(266,467,112)					$(53,513,528)

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Reflects the floating financing rate, as of May 31, 2017, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions.

3  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

4  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2017 :: SHORT QQQ® PSQ :: 5

Investments	Principal Amount	Value
Short-Term Investments (a) — 117.2%
Repurchase Agreement (b) — 21.6%
Repurchase Agreements with various counterparties, rates 0.60% - 0.81%, dated 5/31/2017, due 6/1/2017, total to be received $55,589,229 (Cost $55,588,005)	$55,588,005	$55,588,005
U.S. Treasury Obligations — 95.6%
U.S. Treasury Bills
0.70%, 6/1/2017 (c)	50,000,000	49,999,031
0.69%, 6/15/2017 (c)	17,000,000	16,995,141
0.70%, 6/22/2017 (c)	25,000,000	24,989,344
0.76%, 6/29/2017 (c)	25,000,000	24,985,881
0.74%, 7/13/2017 (c)	30,000,000	29,974,622
0.78%, 8/3/2017 (c)	20,000,000	19,968,840
0.78%, 8/10/2017 (c)	20,000,000	19,965,000
0.88%, 8/17/2017 (c)	10,000,000	9,980,380
0.85%, 9/21/2017 (c)	50,000,000	49,852,800
Total U.S. Treasury Obligations (Cost $246,736,922)		246,711,039
Total Short-Term Investments (Cost $302,324,927)		302,299,044
Total Investments — 117.2% (Cost $302,324,927)		302,299,044
Liabilities less other assets — (17.2%)		(44,358,965)
Net Assets — 100.0%		$257,940,079

(a)  All or a portion of this security is segregated in connection with obligations for swaps with a total value of $65,966,871.

(b)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subjected to repurchase.

(c)  The rate shown was the current yield as of 5/31/2017.

As of May 31, 2017, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$1,208
Aggregate gross unrealized depreciation	(27,091)
Net unrealized depreciation	$(25,883)
Federal income tax cost of investments	$302,324,927

Futures Contracts Sold

Short Dow30SM had the following open short futures contracts as of May 31, 2017:

	Number of Contracts	Expiration Date	Notional Amount at Value	Unrealized Depreciation
E-Mini Dow Jones Industrial Average Futures Contracts	197	6/16/2017	$20,682,045	$(207,006)

Cash collateral in the amount of $812,625 was pledged to cover margin requirements for open futures contracts as of May 31, 2017.

See accompanying notes to the financial statements.

6 :: DOG SHORT DOW30SM :: MAY 31, 2017 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Swap Agreements1

Short Dow30SM had the following open swap agreements as of May 31, 2017:

Notional Amount at Value	Termination Date	Counterparty	Rate Paid (Received)[2]	Underlying Instrument	Unrealized Depreciation[3]	Financial Instruments for the Benefit of (the Fund)/the Counterparty	Cash Collateral for the Benefit of (the Fund)/the Counterparty	Net Amount[4]
$(7,749,470)	11/6/2018	Bank of America NA	(0.94)%	Dow Jones Industrial AverageSM	$(2,624,237)	$2,624,237	$—	$—
(22,577,510)	11/6/2018	Citibank NA	(1.15)%	Dow Jones Industrial AverageSM	(399,349)	250,349	149,000	—
(57,215,651)	11/6/2017	Credit Suisse International	(1.09)%	Dow Jones Industrial AverageSM	(15,070,759)	13,228,747	1,842,012	—
(125,215,986)	1/8/2018	Goldman Sachs International	(1.15)%	Dow Jones Industrial AverageSM	(22,678,058)	15,422,058	7,256,000	—
(21,707,440)	11/6/2017	Societe Generale	(1.19)%	Dow Jones Industrial AverageSM	(8,810,471)	8,810,469	2	—
(2,793,879)	11/6/2018	UBS AG	(1.04)%	Dow Jones Industrial AverageSM	(1,035,042)	1,035,042	—	—
$(237,259,936)					$(50,617,916)

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Reflects the floating financing rate, as of May 31, 2017, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions.

3  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

4  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2017 :: SHORT DOW30SM DOG :: 7

Investments	Principal Amount	Value
Short-Term Investment — 99.9%
Repurchase Agreement (a) — 99.9%
Repurchase Agreements with various counterparties, rates 0.60% - 0.81%, dated 5/31/2017, due 6/1/2017, total to be received $14,684,110 (Cost $14,683,786)	$14,683,786	$14,683,786
Total Investments — 99.9% (Cost $14,683,786) (b)		14,683,786
Other assets less liabilities — 0.1%		9,190
Net Assets — 100.0%		$14,692,976

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subjected to repurchase.

(b)  Tax basis equals book cost.

Futures Contracts Sold

Short MidCap400 had the following open short futures contracts as of May 31, 2017:

	Number of Contracts	Expiration Date	Notional Amount at Value	Unrealized Appreciation
E-Mini S&P MidCap 400 Futures Contracts	8	6/16/2017	$1,376,080	$7,869

Cash collateral in the amount of $58,960 was pledged to cover margin requirements for open futures contracts as of May 31, 2017.

Swap Agreements1

Short MidCap400 had the following open swap agreements as of May 31, 2017:

Notional Amount at Value	Termination Date	Counterparty	Rate Paid (Received)[2]	Underlying Instrument	Unrealized Depreciation[3]	Financial Instruments for the Benefit of (the Fund)/the Counterparty	Cash Collateral for the Benefit of (the Fund)/the Counterparty	Net Amount[4]
$(1,312,359)	11/6/2018	Bank of America NA	(0.79)%	S&P MidCap 400®	$(270,426)	$—	$80,000	$(190,426)
(521,088)	11/6/2017	Citibank NA	(0.95)%	S&P MidCap 400®	(317,923)	—	100,000	(217,923)
(4,454,598)	11/6/2017	Credit Suisse International	(0.99)%	S&P MidCap 400®	(2,186,138)	—	2,186,138	—
(1,267,517)	11/6/2017	Morgan Stanley & Co. International plc	(0.69)%	S&P MidCap 400®	(695,061)	—	597,000	(98,061)
(5,744,301)	11/6/2017	Societe Generale	(0.89)%	S&P MidCap 400®	(1,840,375)	—	1,793,000	(47,375)
$(13,299,863)					$(5,309,923)

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Reflects the floating financing rate, as of May 31, 2017, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions.

3  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

4  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

See accompanying notes to the financial statements.

8 :: MYY SHORT MIDCAP400 :: MAY 31, 2017 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Short-Term Investments (a) — 117.8%
Repurchase Agreement (b) — 12.3%
Repurchase Agreements with various counterparties, rates 0.60% - 0.81%, dated 5/31/2017, due 6/1/2017, total to be received $42,649,397 (Cost $42,648,459)	$42,648,459	$42,648,459
U.S. Treasury Obligations — 105.5%
U.S. Treasury Bills
0.70%, 6/1/2017 (c)	50,000,000	49,999,031
0.69%, 6/15/2017 (c)	10,000,000	9,997,142
0.70%, 6/22/2017 (c)	50,000,000	49,978,687
0.76%, 6/29/2017 (c)	50,000,000	49,971,761
0.79%, 7/6/2017 (c)	50,000,000	49,963,113
0.76%, 7/13/2017 (c)	25,000,000	24,978,852
0.78%, 8/3/2017 (c)	50,000,000	49,922,100
0.78%, 8/10/2017 (c)	30,000,000	29,947,500
0.80%, 8/24/2017 (c)	50,000,000	49,893,100
Total U.S. Treasury Obligations (Cost $364,680,602)		364,651,286
Total Short-Term Investments (Cost $407,329,061)		407,299,745
Total Investments — 117.8% (Cost $407,329,061)		407,299,745
Liabilities less other assets — (17.8%)		(61,569,686)
Net Assets — 100.0%		$345,730,059

(a)  All or a portion of this security is segregated in connection with obligations for swaps with a total value of $92,124,013.

(b)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subjected to repurchase.

(c)  The rate shown was the current yield as of 5/31/2017.

As of May 31, 2017, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$3,598
Aggregate gross unrealized depreciation	(32,914)
Net unrealized depreciation	$(29,316)
Federal income tax cost of investments	$407,329,061

Futures Contracts Sold

Short Russell2000 had the following open short futures contracts as of May 31, 2017:

	Number of Contracts	Expiration Date	Notional Amount at Value	Unrealized Appreciation
E-Mini Russell 2000 Futures Contracts	320	6/16/2017	$21,907,200	$211,417

Cash collateral in the amount of $1,072,000 was pledged to cover margin requirements for open futures contracts as of May 31, 2017.

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2017 :: SHORT RUSSELL2000 RWM :: 9

Swap Agreements1

Short Russell2000 had the following open swap agreements as of May 31, 2017:

Notional Amount at Value	Termination Date	Counterparty	Rate Paid (Received)[2]	Underlying Instrument	Unrealized Depreciation[3]	Financial Instruments for the Benefit of (the Fund)/the Counterparty	Cash Collateral for the Benefit of (the Fund)/the Counterparty	Net Amount[4]
$(24,055,366)	11/6/2018	Bank of America NA	(0.24)%	Russell 2000® Index	$(5,630,773)	$5,610,773	$20,000	$—
(26,225,930)	11/6/2017	Citibank NA	(0.25)%	Russell 2000® Index	(13,235,915)	9,627,915	3,608,000	—
(9,214,552)	11/6/2017	Credit Suisse International	(0.19)%	Russell 2000® Index	(943,237)	943,235	2	—
(113,012,845)	1/8/2018	Goldman Sachs International	(0.60)%	Russell 2000® Index	(20,193,734)	17,753,723	2,440,011	—
(47,626,662)	11/6/2018	Morgan Stanley & Co. International plc	(0.29)%	Russell 2000® Index	(9,765,805)
(1,055,762)	11/6/2017	Morgan Stanley & Co. International plc	(0.09)%	iShares® Russell 2000 ETF	(157,906)
(48,682,424)					(9,923,711)	6,961,711	2,962,000	—
(37,112,314)	11/6/2017	Societe Generale	(0.39)%	Russell 2000® Index	(18,120,948)	18,120,948	—	—
(65,530,764)	11/6/2018	UBS AG	(0.49)%	Russell 2000® Index	(7,254,068)	3,153,068	4,101,000	—
$(323,834,195)					$(75,302,386)

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Reflects the floating financing rate, as of May 31, 2017, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions.

3  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

4  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

See accompanying notes to the financial statements.

10 :: RWM SHORT RUSSELL2000 :: MAY 31, 2017 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Short-Term Investment — 92.5%
Repurchase Agreement (a) — 92.5%
Repurchase Agreements with various counterparties, rates 0.60% - 0.81%, dated 5/31/2017, due 6/1/2017, total to be received $16,045,912 (Cost $16,045,559)	$16,045,559	$16,045,559
Total Investments — 92.5% (Cost $16,045,559) (b)		16,045,559
Other assets less liabilities — 7.5%		1,300,147
Net Assets — 100.0%		$17,345,706

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subjected to repurchase.

(b)  Tax basis equals book cost.

Swap Agreements1

Short SmallCap600 had the following open swap agreements as of May 31, 2017:

Notional Amount at Value	Termination Date	Counterparty	Rate Paid (Received)[2]	Underlying Instrument	Unrealized Depreciation[3]	Financial Instruments for the Benefit of (the Fund)/the Counterparty	Cash Collateral for the Benefit of (the Fund)/the Counterparty	Net Amount[4]
$(4,337,507)	11/6/2017	Bank of America NA	(0.69)%	S&P SmallCap 600®	$(507,794)	$—	$507,794	$—
(5,635,922)	11/6/2017	Citibank NA	(0.75)%	S&P SmallCap 600®	(826,463)	—	826,463	—
(1,373,248)	11/6/2017	Credit Suisse International	(0.54)%	S&P SmallCap 600®	(345,458)	—	345,458	—
(2,264,924)	11/6/2017	Morgan Stanley & Co. International plc	(0.44)%	S&P SmallCap 600®	(499,743)	—	499,743	—
(2,382,829)	11/6/2017	Societe Generale	(0.39)%	S&P SmallCap 600®	(430,824)	—	430,824	—
(1,339,746)	11/6/2018	UBS AG	(0.84)%	S&P SmallCap 600®	(10,034)	—	—	(10,034)
$(17,334,176)					$(2,620,316)

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Reflects the floating financing rate, as of May 31, 2017, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions.

3  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

4  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2017 :: SHORT SMALLCAP600 SBB :: 11

Investments	Principal Amount	Value
Short-Term Investments (a) — 127.9%
Repurchase Agreement (b) — 11.0%
Repurchase Agreements with various counterparties, rates 0.60% - 0.81%, dated 5/31/2017, due 6/1/2017, total to be received $156,086,499 (Cost $156,083,063)	$156,083,063	$156,083,063
U.S. Treasury Obligations — 116.9%
U.S. Treasury Bills
0.69%, 6/1/2017 (c)	150,000,000	149,997,130
0.70%, 6/15/2017 (c)	100,000,000	99,971,253
0.64%, 6/22/2017 (c)	150,000,000	149,941,563
0.77%, 6/29/2017 (c)	50,000,000	49,971,762
0.76%, 7/6/2017 (c)	150,000,000	149,889,338
0.75%, 7/13/2017 (c)	120,000,000	119,898,487
0.75%, 7/20/2017 (c)	100,000,000	99,895,078
0.76%, 7/27/2017 (c)	50,000,000	49,939,776
0.78%, 8/3/2017 (c)	50,000,000	49,922,100
0.78%, 8/10/2017 (c)	35,000,000	34,938,750
0.88%, 8/17/2017 (c)	75,000,000	74,852,850
0.81%, 8/24/2017 (c)	100,000,000	99,786,200
0.84%, 8/31/2017 (c)	150,000,000	149,640,750
0.87%, 9/21/2017 (c)	150,000,000	149,558,400
0.90%, 10/5/2017 (c)	70,000,000	69,761,090
0.96%, 10/19/2017 (c)	40,000,000	39,847,560
0.97%, 10/26/2017 (c)	40,000,000	39,837,880
0.98%, 11/2/2017 (c)	40,000,000	39,829,320
1.00%, 11/9/2017 (c)	40,000,000	39,819,760
Total U.S. Treasury Obligations (Cost $1,657,464,679)		1,657,299,047
Total Short-Term Investments (Cost $1,813,547,742)		1,813,382,110
Total Investments — 127.9% (Cost $1,813,547,742)		1,813,382,110
Liabilities less other assets — (27.9%)		(395,206,762)
Net Assets — 100.0%		$1,418,175,348

(a)  All or a portion of this security is segregated in connection with obligations for swaps with a total value of $632,545,933.

(b)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subjected to repurchase.

(c)  The rate shown was the current yield as of 5/31/2017.

As of May 31, 2017, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$5,349
Aggregate gross unrealized depreciation	(170,981)
Net unrealized depreciation	$(165,632)
Federal income tax cost of investments	$1,813,547,742

Futures Contracts Sold

UltraShort S&P500® had the following open short futures contracts as of May 31, 2017:

	Number of Contracts	Expiration Date	Notional Amount at Value	Unrealized Depreciation
E-Mini S&P 500 Futures Contracts	607	6/16/2017	$73,151,088	$(529,594)

Cash collateral in the amount of $3,071,420 was pledged to cover margin requirements for open futures contracts as of May 31, 2017.

See accompanying notes to the financial statements.

12 :: SDS ULTRASHORT S&P500® :: MAY 31, 2017 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Swap Agreements1

UltraShort S&P500® had the following open swap agreements as of May 31, 2017:

Notional Amount at Value	Termination Date	Counterparty	Rate Paid (Received)[2]	Underlying Instrument	Unrealized Depreciation[3]	Financial Instruments for the Benefit of (the Fund)/the Counterparty	Cash Collateral for the Benefit of (the Fund)/the Counterparty	Net Amount[4]
$(267,853,493)	11/6/2018	Bank of America NA	(0.89)%	S&P 500®	$(61,555,624)	$61,555,624	$—	$—
(695,410,308)	11/6/2018	Citibank NA	(1.17)%	S&P 500®	(22,383,820)	22,383,820	—	—
(193,293,819)	11/6/2017	Credit Suisse International	(0.94)%	S&P 500®	(109,370,675)	109,370,675	—	—
(857,571,381)	11/6/2017	Goldman Sachs International	(1.30)%	S&P 500®	(125,126,494)
(610,072)	11/6/2018	Goldman Sachs International	(1.05)%	SPDR® S&P 500® ETF Trust	(74,309)
(858,181,453)					(125,200,803)	122,431,803	2,769,000	—
(14,221,688)	11/6/2018	Morgan Stanley & Co. International plc	(0.84)%	S&P 500®	(9,564,723)	9,564,723	—	—
(567,066,935)	11/6/2017	Societe Generale	(1.14)%	S&P 500®	(78,978,937)	78,978,937	—	—
(167,272,020)	11/6/2018	UBS AG	(1.04)%	S&P 500®	(14,297,835)	12,138,835	2,159,000	—
$(2,763,299,716)					$(421,352,417)

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Reflects the floating financing rate, as of May 31, 2017, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions.

3  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

4  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2017 :: ULTRASHORT S&P500® SDS :: 13

Investments	Principal Amount	Value
Short-Term Investments (a) — 141.8%
Repurchase Agreement (b) — 29.0%
Repurchase Agreements with various counterparties, rates 0.60% - 0.81%, dated 5/31/2017, due 6/1/2017, total to be received $81,483,723 (Cost $81,481,928)	$81,481,928	$81,481,928
U.S. Treasury Obligations — 112.8%
U.S. Treasury Bills
0.63%, 6/1/2017 (c)	25,000,000	24,999,561
0.70%, 6/8/2017 (c)	40,000,000	39,993,851
0.69%, 6/15/2017 (c)	25,000,000	24,992,855
0.76%, 6/29/2017 (c)	20,000,000	19,988,705
0.74%, 7/13/2017 (c)	20,000,000	19,983,081
0.75%, 7/20/2017 (c)	25,000,000	24,973,769
0.78%, 8/3/2017 (c)	25,000,000	24,961,050
0.78%, 8/10/2017 (c)	30,000,000	29,947,500
0.88%, 8/17/2017 (c)	15,000,000	14,970,570
0.90%, 10/5/2017 (c)	75,000,000	74,744,025
0.95%, 10/12/2017 (c)	11,000,000	10,960,576
0.97%, 11/2/2017 (c)	7,000,000	6,970,130
Total U.S. Treasury Obligations (Cost $317,523,443)		317,485,673
Total Short-Term Investments (Cost $399,005,371)		398,967,601
Total Investments — 141.8% (Cost $399,005,371)		398,967,601
Liabilities less other assets — (41.8%)		(117,610,048)
Net Assets — 100.0%		$281,357,553

(a)  All or a portion of this security is segregated in connection with obligations for swaps with a total value of $140,278,518.

(b)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subjected to repurchase.

(c)  The rate shown was the current yield as of 5/31/2017.

As of May 31, 2017, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$883
Aggregate gross unrealized depreciation	(38,653)
Net unrealized depreciation	$(37,770)
Federal income tax cost of investments	$399,005,371

Futures Contracts Sold

UltraShort QQQ® had the following open short futures contracts as of May 31, 2017:

	Number of Contracts	Expiration Date	Notional Amount at Value	Unrealized Depreciation
E-Mini NASDAQ-100 Futures Contracts	37	6/16/2017	$4,286,265	$(63,200)

Cash collateral in the amount of $158,730 was pledged to cover margin requirements for open futures contracts as of May 31, 2017.

See accompanying notes to the financial statements.

14 :: QID ULTRASHORT QQQ® :: MAY 31, 2017 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Swap Agreements1

UltraShort QQQ® had the following open swap agreements as of May 31, 2017:

Notional Amount at Value	Termination Date	Counterparty	Rate Paid (Received)[2]	Underlying Instrument	Unrealized Depreciation[3]	Financial Instruments for the Benefit of (the Fund)/the Counterparty	Cash Collateral for the Benefit of (the Fund)/the Counterparty	Net Amount[4]
$(40,030,911)	11/6/2018	Bank of America NA	(0.99)%	NASDAQ-100 Index®	$(7,922,763)	$7,922,762	$1	$—
(114,477,229)	11/6/2018	Citibank NA	(1.15)%	NASDAQ-100 Index®	(8,044,834)	6,540,834	1,504,000	—
(10,952,604)	11/6/2017	Credit Suisse International	(1.04)%	NASDAQ-100 Index®	(11,061,543)	11,061,542	1	—
(74,575,746)	1/8/2018	Goldman Sachs International	(1.25)%	NASDAQ-100 Index®	(21,801,517)
(483,624)	11/6/2017	Goldman Sachs International	(1.00)%	PowerShares QQQ TrustSM, Series 1	(150,473)
(75,059,370)					(21,951,990)	12,140,990	9,811,000	—
(71,514,108)	11/6/2018	Morgan Stanley & Co. International plc	(1.04)%	NASDAQ-100 Index®	(21,229,207)
(505,868)	11/6/2017	Morgan Stanley & Co. International plc	(0.79)%	PowerShares QQQ TrustSM, Series 1	(99,184)
(72,019,976)					(21,328,391)	20,922,390	406,001	—
(198,240,439)	11/6/2017	Societe Generale	(1.19)%	NASDAQ-100 Index®	(49,026,333)	49,026,332	1	—
(47,631,292)	11/6/2018	UBS AG	(1.04)%	NASDAQ-100 Index®	(9,799,297)	9,799,295	2	—
$(558,411,821)					$(129,135,151)

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Reflects the floating financing rate, as of May 31, 2017, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions.

3  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

4  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2017 :: ULTRASHORT QQQ® QID :: 15

Investments	Principal Amount	Value
Short-Term Investments (a) — 124.7%
Repurchase Agreement (b) — 22.2%
Repurchase Agreements with various counterparties, rates 0.60% - 0.81%, dated 5/31/2017, due 6/1/2017, total to be received $50,891,085 (Cost $50,889,965)	$50,889,965	$50,889,965
U.S. Treasury Obligations — 102.5%
U.S. Treasury Bills
0.70%, 6/1/2017 (c)	50,000,000	49,999,031
0.74%, 6/15/2017 (c)	25,000,000	24,992,772
0.79%, 7/6/2017 (c)	50,000,000	49,963,113
0.78%, 8/3/2017 (c)	25,000,000	24,961,050
0.88%, 8/17/2017 (c)	10,000,000	9,980,381
0.80%, 8/24/2017 (c)	50,000,000	49,893,100
0.87%, 10/5/2017 (c)	25,000,000	24,914,675
Total U.S. Treasury Obligations (Cost $234,731,995)		234,704,122
Total Short-Term Investments (Cost $285,621,960)		285,594,087
Total Investments — 124.7% (Cost $285,621,960)		285,594,087
Liabilities less other assets — (24.7%)		(56,581,994)
Net Assets — 100.0%		$229,012,093

(a)  All or a portion of this security is segregated in connection with obligations for swaps with a total value of $92,158,749.

(b)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subjected to repurchase.

(c)  The rate shown was the current yield as of 5/31/2017.

As of May 31, 2017, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$1,564
Aggregate gross unrealized depreciation	(29,437)
Net unrealized depreciation	$(27,873)
Federal income tax cost of investments	$285,621,960

Futures Contracts Sold

UltraShort Dow30SM had the following open short futures contracts as of May 31, 2017:

	Number of Contracts	Expiration Date	Notional Amount at Value	Unrealized Depreciation
E-Mini Dow Jones Industrial Average Futures Contracts	83	6/16/2017	$8,713,755	$(36,026)

Cash collateral in the amount of $342,375 was pledged to cover margin requirements for open futures contracts as of May 31, 2017.

See accompanying notes to the financial statements.

16 :: DXD ULTRASHORT DOW30SM :: MAY 31, 2017 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Swap Agreements1

UltraShort Dow30SM had the following open swap agreements as of May 31, 2017:

Notional Amount at Value	Termination Date	Counterparty	Rate Paid (Received)[2]	Underlying Instrument	Unrealized Depreciation[3]	Financial Instruments for the Benefit of (the Fund)/the Counterparty	Cash Collateral for the Benefit of (the Fund)/the Counterparty	Net Amount[4]
$(45,191,957)	11/6/2018	Bank of America NA	(0.94)%	Dow Jones Industrial AverageSM	$(7,302,820)	$7,302,819	$1	$—
(73,401,953)	11/6/2018	Citibank NA	(1.15)%	Dow Jones Industrial AverageSM	(1,958,569)	429,569	1,529,000	—
(36,464,658)	11/6/2017	Credit Suisse International	(1.09)%	Dow Jones Industrial AverageSM	(15,677,883)	15,677,883	—	—
(188,471,433)	1/8/2018	Goldman Sachs International	(1.15)%	Dow Jones Industrial AverageSM	(29,754,818)
(1,546,346)	11/6/2018	Goldman Sachs International	(1.00)%	SPDR® Dow Jones Industrial AverageSM ETF Trust	(216,638)
(190,017,779)					(29,971,456)	6,147,456	23,824,000	—
(80,877,864)	11/6/2017	Societe Generale	(1.19)%	Dow Jones Industrial AverageSM	(21,075,979)	21,075,979	—	—
(23,373,454)	11/6/2018	UBS AG	(1.04)%	Dow Jones Industrial AverageSM	(4,784,808)	4,784,803	5	—
$(449,327,665)					$(80,771,515)

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Reflects the floating financing rate, as of May 31, 2017, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions.

3  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

4  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2017 :: ULTRASHORT DOW30SM DXD :: 17

Investments	Principal Amount	Value
Short-Term Investment — 100.5%
Repurchase Agreement (a) — 100.5%
Repurchase Agreements with various counterparties, rates 0.60% - 0.81%, dated 5/31/2017, due 6/1/2017, total to be received $4,809,243 (Cost $4,809,137)	$4,809,137	$4,809,137
Total Investments — 100.5% (Cost $4,809,137) (b)		4,809,137
Liabilities less other assets — (0.5%)		(21,950)
Net Assets — 100.0%		$4,787,187

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subjected to repurchase.

(b)  Tax basis equals book cost.

Futures Contracts Sold

UltraShort MidCap400 had the following open short futures contracts as of May 31, 2017:

	Number of Contracts	Expiration Date	Notional Amount at Value	Unrealized Appreciation
E-Mini S&P MidCap 400 Futures Contracts	3	6/16/2017	$516,030	$1,188

Cash collateral in the amount of $22,110 was pledged to cover margin requirements for open futures contracts as of May 31, 2017.

Swap Agreements1

UltraShort MidCap400 had the following open swap agreements as of May 31, 2017:

Notional Amount at Value	Termination Date	Counterparty	Rate Paid (Received)[2]	Underlying Instrument	Unrealized Depreciation[3]	Financial Instruments for the Benefit of (the Fund)/the Counterparty	Cash Collateral for the Benefit of (the Fund)/the Counterparty	Net Amount[4]
$(1,868,689)	11/6/2018	Bank of America NA	(0.79)%	S&P MidCap 400®	$(378,443)	$—	$354,000	$(24,443)
(1,948,516)	11/6/2017	Citibank NA	(0.95)%	S&P MidCap 400®	(1,797,622)	—	1,797,622	—
(1,897,593)	11/6/2017	Credit Suisse International	(0.99)%	S&P MidCap 400®	(1,106,522)	—	1,106,522	—
(1,369,038)	11/6/2017	Morgan Stanley & Co. International plc	(0.69)%	S&P MidCap 400®	(263,907)	—	262,000	(1,907)
(1,977,117)	11/6/2017	Societe Generale	(0.89)%	S&P MidCap 400®	(740,975)	—	552,000	(188,975)
$(9,060,953)					$(4,287,469)

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Reflects the floating financing rate, as of May 31, 2017, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions.

3  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

4  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

See accompanying notes to the financial statements.

18 :: MZZ ULTRASHORT MIDCAP400 :: MAY 31, 2017 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Short-Term Investments (a) — 134.8%
Repurchase Agreement (b) — 48.8%
Repurchase Agreements with various counterparties, rates 0.60% - 0.81%, dated 5/31/2017, due 6/1/2017, total to be received $85,049,722 (Cost $85,047,849)	$85,047,849	$85,047,849
U.S. Treasury Obligations — 86.0%
U.S. Treasury Bills
0.78%, 7/20/2017 (c)	50,000,000	49,947,539
0.82%, 8/24/2017 (c)	50,000,000	49,893,100
0.82%, 8/31/2017 (c)	50,000,000	49,880,250
Total U.S. Treasury Obligations (Cost $149,747,781)		149,720,889
Total Short-Term Investments (Cost $234,795,630)		234,768,738
Total Investments — 134.8% (Cost $234,795,630)		234,768,738
Liabilities less other assets — (34.8%)		(60,648,471)
Net Assets — 100.0%		$174,120,267

(a)  All or a portion of this security is segregated in connection with obligations for swaps with a total value of $70,060,841.

(b)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subjected to repurchase.

(c)  The rate shown was the current yield as of 5/31/2017.

As of May 31, 2017, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$452
Aggregate gross unrealized depreciation	(27,344)
Net unrealized depreciation	$(26,892)
Federal income tax cost of investments	$234,795,630

Futures Contracts Sold

UltraShort Russell2000 had the following open short futures contracts as of May 31, 2017:

	Number of Contracts	Expiration Date	Notional Amount at Value	Unrealized Appreciation
E-Mini Russell 2000 Futures Contracts	206	6/16/2017	$14,102,760	$86,014

Cash collateral in the amount of $690,100 was pledged to cover margin requirements for open futures contracts as of May 31, 2017.

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2017 :: ULTRASHORT RUSSELL2000 TWM :: 19

Swap Agreements1

UltraShort Russell2000 had the following open swap agreements as of May 31, 2017:

Notional Amount at Value	Termination Date	Counterparty	Rate Paid (Received)[2]	Underlying Instrument	Unrealized Depreciation[3]	Financial Instruments for the Benefit of (the Fund)/the Counterparty	Cash Collateral for the Benefit of (the Fund)/the Counterparty	Net Amount[4]
$(43,366,119)	11/6/2018	Bank of America NA	(0.24)%	Russell 2000® Index	$(2,266,104)	$2,266,104	$—	$—
(44,760,815)	11/6/2017	Citibank NA	(0.25)%	Russell 2000® Index	(15,358,677)	15,196,677	162,000	—
(11,282,533)	11/6/2017	Credit Suisse International	(0.19)%	Russell 2000® Index	(1,054,072)	1,054,070	2	—
(3,701,958)	11/6/2017	Goldman Sachs International	(0.60)%	Russell 2000® Index	(786,496)	786,496	—	—
(73,276,860)	11/6/2018	Morgan Stanley & Co. International plc	(0.29)%	Russell 2000® Index	(14,037,398)
(1,219,683)	11/6/2017	Morgan Stanley & Co. International plc	(0.09)%	iShares® Russell 2000 ETF	(182,423)
(74,496,543)					(14,219,821)	13,471,821	748,000	—
(105,050,746)	11/6/2017	Societe Generale	(0.39)%	Russell 2000® Index	(27,273,023)	24,146,007	3,127,016	—
(51,476,675)	11/6/2018	UBS AG	(0.49)%	Russell 2000® Index	(7,114,322)	6,454,320	660,002	—
$(334,135,389)					$(68,072,515)

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Reflects the floating financing rate, as of May 31, 2017, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions.

3  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

4  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

See accompanying notes to the financial statements.

20 :: TWM ULTRASHORT RUSSELL2000 :: MAY 31, 2017 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Short-Term Investment — 96.2%
Repurchase Agreement (a) — 96.2%
Repurchase Agreements with various counterparties, rates 0.60% - 0.81%, dated 5/31/2017, due 6/1/2017, total to be received $2,444,336 (Cost $2,444,283)	$2,444,283	$2,444,283
Total Investments — 96.2% (Cost $2,444,283) (b)		2,444,283
Other assets less liabilities — 3.8%		95,482
Net Assets — 100.0%		$2,539,765

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subjected to repurchase.

(b)  Tax basis equals book cost.

Swap Agreements1

UltraShort SmallCap600 had the following open swap agreements as of May 31, 2017:

Notional Amount at Value	Termination Date	Counterparty	Rate Paid (Received)[2]	Underlying Instrument	Unrealized Depreciation[3]	Financial Instruments for the Benefit of (the Fund)/the Counterparty	Cash Collateral for the Benefit of (the Fund)/the Counterparty	Net Amount[4]
$(1,042,875)	11/6/2017	Bank of America NA	(0.69)%	S&P SmallCap 600®	$(553,156)	$—	$553,156	$—
(1,317,422)	11/6/2017	Credit Suisse International	(0.54)%	S&P SmallCap 600®	(316,250)	—	316,250	—
(1,049,725)	11/6/2017	Morgan Stanley & Co. International plc	(0.44)%	S&P SmallCap 600®	(206,056)	—	143,000	(63,056)
(1,237,019)	11/6/2017	Societe Generale	(0.39)%	S&P SmallCap 600®	(259,399)	—	120,000	(139,399)
(434,328)	11/6/2018	UBS AG	(0.84)%	S&P SmallCap 600®	(4,419)	—	—	(4,419)
$(5,081,369)					$(1,339,280)

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Reflects the floating financing rate, as of May 31, 2017, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions.

3  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

4  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2017 :: ULTRASHORT SMALLCAP600 SDD :: 21

Investments	Principal Amount	Value
Short-Term Investments (a) — 135.0%
Repurchase Agreement (b) — 24.9%
Repurchase Agreements with various counterparties, rates 0.60% - 0.81%, dated 5/31/2017, due 6/1/2017, total to be received $173,739,629 (Cost $173,735,805)	$173,735,805	$173,735,805
U.S. Treasury Obligations — 110.1%
U.S. Treasury Bills
0.73%, 6/1/2017 (c)	50,000,000	49,999,026
0.61%, 6/22/2017 (c)	65,000,000	64,975,784
0.76%, 6/29/2017 (c)	25,000,000	24,985,881
0.76%, 7/6/2017 (c)	100,000,000	99,926,225
0.75%, 7/13/2017 (c)	65,000,000	64,945,014
0.77%, 7/20/2017 (c)	75,000,000	74,921,308
0.79%, 7/27/2017 (c)	25,000,000	24,969,888
0.85%, 8/3/2017 (c)	35,000,000	34,945,470
0.87%, 8/10/2017 (c)	35,000,000	34,938,750
0.88%, 8/17/2017 (c)	35,000,000	34,931,330
0.81%, 8/24/2017 (c)	100,000,000	99,786,200
0.82%, 8/31/2017 (c)	50,000,000	49,880,250
0.85%, 9/21/2017 (c)	50,000,000	49,852,800
0.91%, 10/5/2017 (c)	50,000,000	49,829,350
0.97%, 11/2/2017 (c)	10,000,000	9,957,330
Total U.S. Treasury Obligations (Cost $768,920,679)		768,844,606
Total Short-Term Investments (Cost $942,656,484)		942,580,411
Total Investments — 135.0% (Cost $942,656,484)		942,580,411
Liabilities less other assets — (35.0%)		(244,616,806)
Net Assets — 100.0%		$697,963,605

(a)  All or a portion of this security is segregated in connection with obligations for swaps with a total value of $408,037,960.

(b)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subjected to repurchase.

(c)  The rate shown was the current yield as of 5/31/2017.

As of May 31, 2017, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$3,383
Aggregate gross unrealized depreciation	(79,456)
Net unrealized depreciation	$(76,073)
Federal income tax cost of investments	$942,656,484

Futures Contracts Sold

UltraPro Short S&P500® had the following open short futures contracts as of May 31, 2017:

	Number of Contracts	Expiration Date	Notional Amount at Value	Unrealized Depreciation
E-Mini S&P 500 Futures Contracts	507	6/16/2017	$61,099,838	$(333,920)

Cash collateral in the amount of $2,565,420 was pledged to cover margin requirements for open futures contracts as of May 31, 2017.

See accompanying notes to the financial statements.

22 :: SPXU ULTRAPRO SHORT S&P500® :: MAY 31, 2017 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Swap Agreements1

UltraPro Short S&P500® had the following open swap agreements as of May 31, 2017:

Notional Amount at Value	Termination Date	Counterparty	Rate Paid (Received)[2]	Underlying Instrument	Unrealized Depreciation[3]	Financial Instruments for the Benefit of (the Fund)/the Counterparty	Cash Collateral for the Benefit of (the Fund)/the Counterparty	Net Amount[4]
$(70,491,183)	11/6/2018	Bank of America NA	(0.89)%	S&P 500®	$(18,873,578)	$18,483,578	$390,000	$—
(523,628,494)	11/6/2018	Citibank NA	(1.17)%	S&P 500®	(15,357,958)	9,462,958	5,895,000	—
(106,414,744)	11/6/2017	Credit Suisse International	(0.94)%	S&P 500®	(46,064,178)	46,064,177	1	—
(811,584,345)	11/6/2017	Goldman Sachs International	(1.30)%	S&P 500®	(102,582,406)
(828,607)	11/6/2018	Goldman Sachs International	(1.05)%	SPDR® S&P 500® ETF Trust	(100,927)
(812,412,952)					(102,683,333)	80,663,333	22,020,000	—
(15,672,385)	11/6/2018	Morgan Stanley & Co. International plc	(0.84)%	S&P 500®	(3,140,709)	1,071,709	2,069,000	—
(419,856,660)	11/6/2017	Societe Generale	(1.14)%	S&P 500®	(74,807,003)	73,675,003	1,132,000	—
(84,382,975)	11/6/2018	UBS AG	(1.04)%	S&P 500®	(17,783,045)	17,059,045	724,000	—
$(2,032,859,393)					$(278,709,804)

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Reflects the floating financing rate, as of May 31, 2017, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions.

3  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

4  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2017 :: ULTRAPRO SHORT S&P500® SPXU :: 23

Investments	Principal Amount	Value
Short-Term Investments (a) — 166.2%
Repurchase Agreement (b) — 32.2%
Repurchase Agreements with various counterparties, rates 0.60% - 0.81%, dated 5/31/2017, due 6/1/2017, total to be received $159,685,880 (Cost $159,682,364)	$159,682,364	$159,682,364
U.S. Treasury Obligations — 134.0%
U.S. Treasury Bills
0.63%, 6/1/2017 (c)	50,000,000	49,999,075
0.69%, 6/8/2017 (c)	40,000,000	39,993,845
0.71%, 6/15/2017 (c)	100,000,000	99,970,815
0.71%, 6/22/2017 (c)	30,000,000	29,987,074
0.76%, 6/29/2017 (c)	50,000,000	49,971,761
0.74%, 7/6/2017 (c)	20,000,000	19,985,200
0.76%, 7/13/2017 (c)	100,000,000	99,915,406
0.75%, 7/20/2017 (c)	50,000,000	49,947,539
0.79%, 7/27/2017 (c)	30,000,000	29,963,866
0.85%, 8/3/2017 (c)	25,000,000	24,961,050
0.87%, 8/10/2017 (c)	25,000,000	24,956,250
0.88%, 8/17/2017 (c)	35,000,000	34,931,330
0.85%, 8/31/2017 (c)	50,000,000	49,880,250
0.88%, 9/21/2017 (c)	50,000,000	49,852,800
0.97%, 11/2/2017 (c)	10,000,000	9,957,330
Total U.S. Treasury Obligations (Cost $664,304,555)		664,273,591
Total Short-Term Investments (Cost $823,986,919)		823,955,955
Total Investments — 166.2% (Cost $823,986,919)		823,955,955
Liabilities less other assets — (66.2%)		(328,069,593)
Net Assets — 100.0%		$495,886,362

(a)  All or a portion of this security is segregated in connection with obligations for swaps with a total value of $408,509,307.

(b)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subjected to repurchase.

(c)  The rate shown was the current yield as of 5/31/2017.

As of May 31, 2017, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$5,127
Aggregate gross unrealized depreciation	(36,091)
Net unrealized depreciation	$(30,964)
Federal income tax cost of investments	$823,986,919

Futures Contracts Sold

UltraPro Short QQQ® had the following open short futures contracts as of May 31, 2017:

	Number of Contracts	Expiration Date	Notional Amount at Value	Unrealized Depreciation
E-Mini NASDAQ-100 Futures Contracts	147	6/16/2017	$17,029,215	$(292,864)

Cash collateral in the amount of $630,630 was pledged to cover margin requirements for open futures contracts as of May 31, 2017.

See accompanying notes to the financial statements.

24 :: SQQQ ULTRAPRO SHORT QQQ® :: MAY 31, 2017 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Swap Agreements1

UltraPro Short QQQ® had the following open swap agreements as of May 31, 2017:

Notional Amount at Value	Termination Date	Counterparty	Rate Paid (Received)[2]	Underlying Instrument	Unrealized Depreciation[3]	Financial Instruments for the Benefit of (the Fund)/the Counterparty	Cash Collateral for the Benefit of (the Fund)/the Counterparty	Net Amount[4]
$(43,925,440)	11/6/2018	Bank of America NA	(0.99)%	NASDAQ-100 Index®	$(9,990,320)	$9,700,320	$290,000	$—
(338,282,154)	11/6/2018	Citibank NA	(1.15)%	NASDAQ-100 Index®	(21,003,061)	20,165,061	838,000	—
(40,708,628)	11/6/2017	Credit Suisse International	(1.04)%	NASDAQ-100 Index®	(36,876,711)	36,876,711	—	—
(520,876,025)	1/8/2018	Goldman Sachs International	(1.25)%	NASDAQ-100 Index®	(125,780,439)
(92,053)	11/6/2018	Goldman Sachs International	(1.00)%	PowerShares QQQ TrustSM, Series 1	(16,277)
(520,968,078)					(125,796,716)	122,347,716	3,449,000	—
(24,915,612)	11/6/2017	Morgan Stanley & Co. International plc	(1.04)%	NASDAQ-100 Index®	(10,513,956)
(1,513,026)	11/6/2017	Morgan Stanley & Co. International plc	(0.79)%	PowerShares QQQ TrustSM, Series 1	(296,654)
(26,428,638)					(10,810,610)	9,730,610	1,080,000	—
(473,023,243)	11/6/2017	Societe Generale	(1.19)%	NASDAQ-100 Index®	(110,629,239)	109,717,239	912,000	—
(27,296,974)	11/6/2018	UBS AG	(1.04)%	NASDAQ-100 Index®	(19,969,947)	19,463,947	506,000	—
$(1,470,633,155)					$(335,076,604)

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Reflects the floating financing rate, as of May 31, 2017, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions.

3  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

4  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.
See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2017 :: ULTRAPRO SHORT QQQ® SQQQ :: 25

Investments	Principal Amount	Value
Short-Term Investments (a) — 145.0%
Repurchase Agreement (b) — 54.5%
Repurchase Agreements with various counterparties, rates 0.60% - 0.81%, dated 5/31/2017, due 6/1/2017, total to be received $110,149,835 (Cost $110,147,410)	$110,147,410	$110,147,410
U.S. Treasury Obligations — 90.5%
U.S. Treasury Bills
0.70%, 6/1/2017 (c)	50,000,000	49,999,032
0.69%, 6/8/2017 (c)	11,000,000	10,998,307
0.71%, 6/15/2017 (c)	25,000,000	24,992,636
0.71%, 6/22/2017 (c)	10,000,000	9,995,691
0.74%, 7/6/2017 (c)	7,000,000	6,994,820
0.75%, 7/20/2017 (c)	25,000,000	24,973,770
0.78%, 8/10/2017 (c)	30,000,000	29,947,500
0.88%, 8/17/2017 (c)	10,000,000	9,980,380
0.87%, 10/5/2017 (c)	10,000,000	9,965,870
0.97%, 11/2/2017 (c)	5,000,000	4,978,665
Total U.S. Treasury Obligations (Cost $182,841,713)		182,826,671
Total Short-Term Investments (Cost $292,989,123)		292,974,081
Total Investments — 145.0% (Cost $292,989,123)		292,974,081
Liabilities less other assets — (45.0%)		(90,921,739)
Net Assets — 100.0%		$202,052,342

(a)  All or a portion of this security is segregated in connection with obligations for swaps with a total value of $98,917,669.

(b)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subjected to repurchase.

(c)  The rate shown was the current yield as of 5/31/2017.

As of May 31, 2017, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$—
Aggregate gross unrealized depreciation	(15,042)
Net unrealized depreciation	$(15,042)
Federal income tax cost of investments	$292,989,123

Futures Contracts Sold

UltraPro Short Dow30SM had the following open short futures contracts as of May 31, 2017:

	Number of Contracts	Expiration Date	Notional Amount at Value	Unrealized Depreciation
E-Mini Dow Jones Industrial Average Futures Contracts	88	6/16/2017	$9,238,680	$(14,219)

Cash collateral in the amount of $363,000 was pledged to cover margin requirements for open futures contracts as of May 31, 2017.

See accompanying notes to the financial statements.

26 :: SDOW ULTRAPRO SHORT DOW30SM :: MAY 31, 2017 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Swap Agreements1

UltraPro Short Dow30SM had the following open swap agreements as of May 31, 2017:

Notional Amount at Value	Termination Date	Counterparty	Rate Paid (Received)[2]	Underlying Instrument	Unrealized Depreciation[3]	Financial Instruments for the Benefit of (the Fund)/the Counterparty	Cash Collateral for the Benefit of (the Fund)/the Counterparty	Net Amount[4]
$(33,168,533)	11/6/2018	Bank of America NA	(0.94)%	Dow Jones Industrial AverageSM	$(4,636,124)	$4,636,124	$—	$—
(122,675,593)	11/6/2018	Citibank NA	(1.15)%	Dow Jones Industrial AverageSM	(3,109,128)	3,011,128	98,000	—
(4,935,058)	11/6/2017	Credit Suisse International	(1.09)%	Dow Jones Industrial AverageSM	(1,109,620)	1,109,620	—	—
(5,393,817)	11/6/2017	Goldman Sachs International	(1.00)%	SPDR® Dow Jones Industrial AverageSM ETF Trust	(972,085)
(3,465,396)	11/6/2017	Goldman Sachs International	(1.15)%	Dow Jones Industrial AverageSM	(572,244)
(8,859,213)					(1,544,329)	1,544,329	—	—
(176,469,917)	11/6/2018	Morgan Stanley & Co. International plc	(0.79)%	Dow Jones Industrial AverageSM	(38,915,525)	38,915,525	—	—
(236,549,550)	11/6/2017	Societe Generale	(1.19)%	Dow Jones Industrial AverageSM	(37,584,680)	37,584,680	—	—
(14,269,259)	11/6/2018	UBS AG	(1.04)%	Dow Jones Industrial AverageSM	(4,870,644)	4,275,644	595,000	—
$(596,927,123)					$(91,770,050)

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Reflects the floating financing rate, as of May 31, 2017, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions.

3  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

4  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2017 :: ULTRAPRO SHORT DOW30SM SDOW :: 27

Investments	Principal Amount	Value
Short-Term Investment — 88.5%
Repurchase Agreement (a) — 88.5%
Repurchase Agreements with various counterparties, rates 0.60% - 0.81%, dated 5/31/2017, due 6/1/2017, total to be received $2,793,546 (Cost $2,793,485)	$2,793,485	$2,793,485
Total Investments — 88.5% (Cost $2,793,485) (b)		2,793,485
Other assets less liabilities — 11.5%		363,386
Net Assets — 100.0%		$3,156,871

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subjected to repurchase.

(b)  Tax basis equals book cost.

Futures Contracts Sold

UltraPro Short MidCap400 had the following open short futures contracts as of May 31, 2017:

	Number of Contracts	Expiration Date	Notional Amount at Value	Unrealized Appreciation
E-Mini S&P MidCap 400 Futures Contracts	2	6/16/2017	$344,020	$1,676

Cash collateral in the amount of $14,740 was pledged to cover margin requirements for open futures contracts as of May 31, 2017.

Swap Agreements1

UltraPro Short MidCap400 had the following open swap agreements as of May 31, 2017:

Notional Amount at Value	Termination Date	Counterparty	Rate Paid (Received)[2]	Underlying Instrument	Unrealized Appreciation/ (Depreciation)[3]	Financial Instruments for the Benefit of (the Fund)/the Counterparty	Cash Collateral for the Benefit of (the Fund)/the Counterparty	Net Amount[4]
$(1,423,786)	11/6/2017	Bank of America NA	(0.79)%	S&P MidCap 400®	$(391,778)	$—	$286,000	$(105,778)
(2,509,330)	11/6/2017	Citibank NA	(0.95)%	S&P MidCap 400®	(782,129)	—	782,129	—
(194,328)	11/6/2017	Credit Suisse International	(0.99)%	S&P MidCap 400®	(28,530)	—	—	(28,530)
(158,952)	11/6/2017	Goldman Sachs International	(0.70)%	SPDR® S&P MidCap 400® ETF Trust	(28,764)	—	28,764	—
(4,365,775)	11/6/2018	Morgan Stanley & Co. International plc	(0.69)%	S&P MidCap 400®	(992,998)	—	917,000	(75,998)
(474,870)	11/6/2017	Societe Generale	(0.89)%	S&P MidCap 400®	314,427	—	(300,000)	14,427
$(9,127,041)					$(1,909,772)

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Reflects the floating financing rate, as of May 31, 2017, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions.

3  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

4  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

See accompanying notes to the financial statements.

28 :: SMDD ULTRAPRO SHORT MIDCAP400 :: MAY 31, 2017 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Short-Term Investments (a) — 113.9%
Repurchase Agreement (b) — 24.3%
Repurchase Agreements with various counterparties, rates 0.60% - 0.81%, dated 5/31/2017, due 6/1/2017, total to be received $27,096,269 (Cost $27,095,672)	$27,095,672	$27,095,672
U.S. Treasury Obligations — 89.6%
U.S. Treasury Bills
0.71%, 6/15/2017 (c)	25,000,000	24,992,636
0.78%, 8/10/2017 (c)	25,000,000	24,956,250
0.85%, 8/31/2017 (c)	50,000,000	49,880,250
Total U.S. Treasury Obligations (Cost $99,848,591)		99,829,136
Total Short-Term Investments (Cost $126,944,263)		126,924,808
Total Investments — 113.9% (Cost $126,944,263)		126,924,808
Liabilities less other assets — (13.9%)		(15,499,862)
Net Assets — 100.0%		$111,424,946

(a)  All or a portion of this security is segregated in connection with obligations for swaps with a total value of $22,948,744.

(b)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subjected to repurchase.

(c)  The rate shown was the current yield as of 5/31/2017.

As of May 31, 2017, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$—
Aggregate gross unrealized depreciation	(19,455)
Net unrealized depreciation	$(19,455)
Federal income tax cost of investments	$126,944,263

Futures Contracts Sold

UltraPro Short Russell2000 had the following open short futures contracts as of May 31, 2017:

	Number of Contracts	Expiration Date	Notional Amount at Value	Unrealized Appreciation
E-Mini Russell 2000 Futures Contracts	166	6/16/2017	$11,364,360	$120,391

Cash collateral in the amount of $556,100 was pledged to cover margin requirements for open futures contracts as of May 31, 2017.

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2017 :: ULTRAPRO SHORT RUSSELL2000 SRTY :: 29

Swap Agreements1

UltraPro Short Russell2000 had the following open swap agreements as of May 31, 2017:

Notional Amount at Value	Termination Date	Counterparty	Rate Paid (Received)[2]	Underlying Instrument	Unrealized Depreciation[3]	Financial Instruments for the Benefit of (the Fund)/the Counterparty	Cash Collateral for the Benefit of (the Fund)/the Counterparty	Net Amount[4]
$(34,307,357)	11/6/2018	Bank of America NA	(0.24)%	Russell 2000® Index	$(3,949,595)	$895,595	$3,054,000	$—
(28,381,823)	11/6/2017	Citibank NA	(0.25)%	Russell 2000® Index	(12,696,713)	1,747,516	10,949,197	—
(2,753,319)	11/6/2017	Credit Suisse International	(0.19)%	Russell 2000® Index	(291,857)	—	291,857	—
(2,343,990)	11/6/2017	Goldman Sachs International	(0.60)%	Russell 2000® Index	(303,961)	303,961	—	—
(81,692,662)	11/6/2018	Morgan Stanley & Co. International plc	(0.29)%	Russell 2000® Index	(14,780,364)
(488,047)	11/6/2017	Morgan Stanley & Co. International plc	(0.09)%	iShares® Russell 2000 ETF	(72,995)
(82,180,709)					(14,853,359)	5,599,359	9,254,000	—
(90,862,582)	11/6/2017	Societe Generale	(0.39)%	Russell 2000® Index	(19,991,546)	9,059,546	10,932,000	—
(82,081,092)	11/6/2018	UBS AG	(0.49)%	Russell 2000® Index	(1,142,823)	1,142,823	—	—
$(322,910,872)					$(53,229,854)

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Reflects the floating financing rate, as of May 31, 2017, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions.

3  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

4  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

See accompanying notes to the financial statements.

30 :: SRTY ULTRAPRO SHORT RUSSELL2000 :: MAY 31, 2017 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Short-Term Investment — 100.4%
Repurchase Agreement (a) — 100.4%
Repurchase Agreements with various counterparties, rates 0.60% - 0.81%, dated 5/31/2017, due 6/1/2017, total to be received $2,079,660 (Cost $2,079,613)	$2,079,613	$2,079,613
Total Investments — 100.4% (Cost $2,079,613) (b)		2,079,613
Liabilities less other assets — (0.4%)		(7,570)
Net Assets — 100.0%		$2,072,043

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subjected to repurchase.

(b)  Tax basis equals book cost.

Swap Agreements1

Short Basic Materials had the following open swap agreements as of May 31, 2017:

Notional Amount at Value	Termination Date	Counterparty	Rate Paid (Received)[2]	Underlying Instrument	Unrealized Depreciation[3]	Financial Instruments for the Benefit of (the Fund)/ the Counterparty	Cash Collateral for the Benefit of (the Fund)/ the Counterparty	Net Amount[4]
$(468,602)	11/6/2017	Bank of America NA	(0.69)%	Dow Jones U.S. Basic MaterialsSM Index	$(163,629)	$—	$163,629	$—
(303,195)	1/8/2018	Credit Suisse International	(1.09)%	Dow Jones U.S. Basic MaterialsSM Index	(59,684)	—	59,684	—
(373,727)	11/6/2017	Morgan Stanley & Co. International plc	(0.69)%	Dow Jones U.S. Basic MaterialsSM Index	(72,187)	—	—	(72,187)
(257,474)	11/6/2017	Societe Generale	(0.74)%	Dow Jones U.S. Basic MaterialsSM Index	(50,057)	—	20,000	(30,057)
(667,455)	11/6/2017	UBS AG	(0.74)%	Dow Jones U.S. Basic MaterialsSM Index	(567,713)	—	540,000	(27,713)
$(2,070,453)					$(913,270)

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Reflects the floating financing rate, as of May 31, 2017, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions.

3  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

4  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2017 :: SHORT BASIC MATERIALS SBM :: 31

Investments	Principal Amount	Value
Short-Term Investment — 93.0%
Repurchase Agreement (a) — 93.0%
Repurchase Agreements with various counterparties, rates 0.60% - 0.81%, dated 5/31/2017, due 6/1/2017, total to be received $27,210,107 (Cost $27,209,508)	$27,209,508	$27,209,508
Total Investments — 93.0% (Cost $27,209,508) (b)		27,209,508
Other assets less liabilities — 7.0%		2,056,262
Net Assets — 100.0%		$29,265,770

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subjected to repurchase.

(b)  Tax basis equals book cost.

Swap Agreements1

Short Financials had the following open swap agreements as of May 31, 2017:

Notional Amount at Value	Termination Date	Counterparty	Rate Paid (Received)[2]	Underlying Instrument	Unrealized Depreciation[3]	Financial Instruments for the Benefit of (the Fund)/ the Counterparty	Cash Collateral for the Benefit of (the Fund)/ the Counterparty	Net Amount[4]
$(3,165,150)	11/6/2017	Bank of America NA	(0.79)%	Dow Jones U.S. FinancialsSM Index	$(1,774,849)	$—	$1,774,849	$—
(3,607,450)	11/6/2017	Credit Suisse International	(1.09)%	Dow Jones U.S. FinancialsSM Index	(686,721)	—	686,721	—
(4,995,891)	11/6/2017	Goldman Sachs International	(1.20)%	Dow Jones U.S. FinancialsSM Index	(1,152,270)	—	1,152,270	—
(3,092,868)	11/6/2017	Morgan Stanley & Co. International plc	(0.74)%	Dow Jones U.S. FinancialsSM Index	(426,335)	—	425,000	(1,335)
(3,397,873)	11/6/2017	Societe Generale	(0.84)%	Dow Jones U.S. FinancialsSM Index	(826,459)	—	826,459	—
(10,978,311)	11/6/2017	UBS AG	(0.99)%	Dow Jones U.S. FinancialsSM Index	(4,426,834)	—	4,426,834	—
$(29,237,543)					$(9,293,468)

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Reflects the floating financing rate, as of May 31, 2017, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions.

3  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

4  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

See accompanying notes to the financial statements.

32 :: SEF SHORT FINANCIALS :: MAY 31, 2017 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Short-Term Investment — 83.5%
Repurchase Agreement (a) — 83.5%
Repurchase Agreements with various counterparties, rates 0.60% - 0.81%, dated 5/31/2017, due 6/1/2017, total to be received $2,741,607 (Cost $2,741,546)	$2,741,546	$2,741,546
Total Investments — 83.5% (Cost $2,741,546) (b)		2,741,546
Other assets less liabilities — 16.5%		542,698
Net Assets — 100.0%		$3,284,244

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subjected to repurchase.

(b)  Tax basis equals book cost.

Swap Agreements1

Short Oil & Gas had the following open swap agreements as of May 31, 2017:

Notional Amount at Value	Termination Date	Counterparty	Rate Paid (Received)[2]	Underlying Instrument	Unrealized Appreciation/ (Depreciation)[3]	Financial Instruments for the Benefit of (the Fund)/ the Counterparty	Cash Collateral for the Benefit of (the Fund)/ the Counterparty	Net Amount[4]
$(904,650)	1/8/2018	Bank of America NA	(0.69)%	Dow Jones U.S. Oil & GasSM Index	$54,238	$—	$—	$54,238
(500,406)	11/6/2017	Credit Suisse International	(1.09)%	Dow Jones U.S. Oil & GasSM Index	(551,083)	—	551,083	—
(168,118)	11/6/2017	Goldman Sachs International	(1.10)%	Dow Jones U.S. Oil & GasSM Index	(102,845)	—	102,845	—
(534,776)	11/6/2017	Morgan Stanley & Co. International plc	(0.89)%	Dow Jones U.S. Oil & GasSM Index	(443,109)	—	443,109	—
(231,741)	11/6/2017	Societe Generale	(0.74)%	Dow Jones U.S. Oil & GasSM Index	20,917	—	—	20,917
(941,897)	11/6/2017	UBS AG	(0.84)%	Dow Jones U.S. Oil & GasSM Index	(240,531)	—	213,130	(27,401)
$(3,281,588)					$(1,262,413)

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Reflects the floating financing rate, as of May 31, 2017, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions.

3  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

4  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2017 :: SHORT OIL & GAS DDG :: 33

Investments	Principal Amount	Value
Short-Term Investment — 94.3%
Repurchase Agreement (a) — 94.3%
Repurchase Agreements with various counterparties, rates 0.60% - 0.81%, dated 5/31/2017, due 6/1/2017, total to be received $14,235,003 (Cost $14,234,690)	$14,234,690	$14,234,690
Total Investments — 94.3% (Cost $14,234,690) (b)		14,234,690
Other assets less liabilities — 5.7%		853,089
Net Assets — 100.0%		$15,087,779

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subjected to repurchase.

(b)  Tax basis equals book cost.

Swap Agreements1

Short Real Estate had the following open swap agreements as of May 31, 2017:

Notional Amount at Value	Termination Date	Counterparty	Rate Paid (Received)[2]	Underlying Instrument	Unrealized Depreciation[3]	Financial Instruments for the Benefit of (the Fund)/the Counterparty	Cash Collateral for the Benefit of (the Fund)/the Counterparty	Net Amount[4]
$(4,185,093)	11/6/2018	Bank of America NA	(0.94)%	Dow Jones U.S. Real EstateSM Index	$(646,798)	$—	$646,798	$—
(3,637,061)	11/6/2017	Credit Suisse International	(0.99)%	Dow Jones U.S. Real EstateSM Index	(1,634,022)	—	1,634,022	—
(4,056,171)	11/6/2017	Morgan Stanley & Co. International plc	(0.69)%	Dow Jones U.S. Real EstateSM Index	(69,956)	—	4,000	(65,956)
(825,867)	11/6/2017	Societe Generale	(0.79)%	Dow Jones U.S. Real EstateSM Index	(298,068)	—	297,000	(1,068)
(2,370,972)	11/6/2017	UBS AG	(0.74)%	Dow Jones U.S. Real EstateSM Index	(311,238)	—	311,238	—
$(15,075,164)					$(2,960,082)

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Reflects the floating financing rate, as of May 31, 2017, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions.

3  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

4  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

See accompanying notes to the financial statements.

34 :: REK SHORT REAL ESTATE :: MAY 31, 2017 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Short-Term Investment — 107.7%
Repurchase Agreement (a) — 107.7%
Repurchase Agreements with various counterparties, rates 0.60% - 0.81%, dated 5/31/2017, due 6/1/2017, total to be received $1,852,356 (Cost $1,852,314)	$1,852,314	$1,852,314
Total Investments — 107.7% (Cost $1,852,314) (b)		1,852,314
Liabilities less other assets — (7.7%)		(131,670)
Net Assets — 100.0%		$1,720,644

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subjected to repurchase.

(b)  Tax basis equals book cost.

Swap Agreements1

Short S&P Regional Banking had the following open swap agreements as of May 31, 2017:

Notional Amount at Value	Termination Date	Counterparty	Rate Paid (Received)[2]	Underlying Instrument	Unrealized Depreciation[3]	Financial Instruments for the Benefit of (the Fund)/the Counterparty	Cash Collateral for the Benefit of (the Fund)/the Counterparty	Net Amount[4]
$(514,327)	11/6/2018	Bank of America NA	(0.54)%	S&P Regional Banks Select Industry Index	$(33,527)	$—	$—	$(33,527)
(138,321)	11/6/2018	Morgan Stanley & Co. International plc	(0.34)%	S&P Regional Banks Select Industry Index	(21,727)	—	21,727	—
(805,675)	11/6/2018	Societe Generale	(0.74)%	S&P Regional Banks Select Industry Index	(267,658)	—	189,543	(78,115)
(260,905)	11/6/2018	UBS AG	(0.84)%	S&P Regional Banks Select Industry Index	(48,959)	—	20,837	(28,122)
$(1,719,228)					$(371,871)

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Reflects the floating financing rate, as of May 31, 2017, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions.

3  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

4  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2017 :: SHORT S&P REGIONAL BANKING KRS :: 35

Investments	Principal Amount	Value
Short-Term Investment — 69.0%
Repurchase Agreement (a) — 69.0%
Repurchase Agreements with various counterparties, rates 0.60% - 0.81%, dated 5/31/2017, due 6/1/2017, total to be received $5,598,882 (Cost $5,598,758)	$5,598,758	$5,598,758
Total Investments — 69.0% (Cost $5,598,758) (b)		5,598,758
Other assets less liabilities — 31.0%		2,515,458
Net Assets — 100.0%		$8,114,216

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subjected to repurchase.

(b)  Tax basis equals book cost.

Swap Agreements1

UltraShort Basic Materials had the following open swap agreements as of May 31, 2017:

Notional Amount at Value	Termination Date	Counterparty	Rate Paid (Received)[2]	Underlying Instrument	Unrealized Appreciation/ (Depreciation)[3]	Financial Instruments for the Benefit of (the Fund)/the Counterparty	Cash Collateral for the Benefit of (the Fund)/the Counterparty	Net Amount[4]
$(3,298,041)	11/6/2018	Bank of America NA	(0.69)%	Dow Jones U.S. Basic MaterialsSM Index	$(363,497)	$—	$363,497	$—
(4,784,924)	11/6/2018	Credit Suisse International	(1.09)%	Dow Jones U.S. Basic MaterialsSM Index	(1,319,747)	—	1,319,747	—
(1,583,961)	11/6/2017	Morgan Stanley & Co. International plc	(0.69)%	Dow Jones U.S. Basic MaterialsSM Index	(305,948)	—	305,948	—
(899,158)	11/6/2017	Societe Generale	(0.74)%	Dow Jones U.S. Basic MaterialsSM Index	(237,849)	—	60,000	(177,849)
(5,661,973)	11/6/2017	UBS AG	(0.74)%	Dow Jones U.S. Basic MaterialsSM Index	8,384	—	—	8,384
$(16,228,057)					$(2,218,657)

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Reflects the floating financing rate, as of May 31, 2017, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions.

3  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

4  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

See accompanying notes to the financial statements.

36 :: SMN ULTRASHORT BASIC MATERIALS :: MAY 31, 2017 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Short-Term Investment — 89.7%
Repurchase Agreement (a) — 89.7%
Repurchase Agreements with various counterparties, rates 0.60% - 0.81%, dated 5/31/2017, due 6/1/2017, total to be received $49,053,425 (Cost $49,052,345)	$49,052,345	$49,052,345
Total Investments — 89.7% (Cost $49,052,345) (b)		49,052,345
Other assets less liabilities — 10.3%		5,661,339
Net Assets — 100.0%		$54,713,684

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subjected to repurchase.

(b)  Tax basis equals book cost.

Swap Agreements1

UltraShort Nasdaq Biotechnology had the following open swap agreements as of May 31, 2017:

Notional Amount at Value	Termination Date	Counterparty	Rate Paid (Received)[2]	Underlying Instrument	Unrealized Appreciation/ (Depreciation)[3]	Financial Instruments for the Benefit of (the Fund)/the Counterparty	Cash Collateral for the Benefit of (the Fund)/the Counterparty	Net Amount[4]
$(20,545,968)	11/6/2017	Bank of America NA	(0.49)%	NASDAQ Biotechnology Index®	$(11,741,656)
(2,137,462)	11/6/2017	Bank of America NA	(0.21)%	iShares® Nasdaq Biotechnology ETF	(121,379)
(22,683,430)					(11,863,035)	$—	$11,863,035	$—
(28,384)	11/6/2017	Citibank NA	0.05%	NASDAQ Biotechnology Index®	3,432	—	—	3,432
(108,275)	11/6/2017	Credit Suisse International	(0.29)%	NASDAQ Biotechnology Index®	180,403	—	—	180,403
(119,554)	11/6/2017	Morgan Stanley & Co. International plc	(0.29)%	NASDAQ Biotechnology Index®	17,366
(53,788)	11/6/2017	Morgan Stanley & Co. International plc	0.51%	iShares® Nasdaq Biotechnology ETF	7,265
(173,342)					24,631	—	—	24,631
(85,514,421)	1/8/2018	Societe Generale	(0.64)%	NASDAQ Biotechnology Index®	(5,120,325)	—	5,120,325	—
(928,656)	11/6/2017	UBS AG	0.01%	NASDAQ Biotechnology Index®	5,795,611	—	(5,795,611)	—
$(109,436,508)					$(10,979,283)

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Reflects the floating financing rate, as of May 31, 2017, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions.

3  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

4  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2017 :: ULTRASHORT NASDAQ BIOTECHNOLOGY BIS :: 37

Investments	Principal Amount	Value
Short-Term Investment — 112.7%
Repurchase Agreement (a) — 112.7%
Repurchase Agreements with various counterparties, rates 0.60% - 0.81%, dated 5/31/2017, due 6/1/2017, total to be received $1,926,472 (Cost $1,926,429)	$1,926,429	$1,926,429
Total Investments — 112.7% (Cost $1,926,429) (b)		1,926,429
Liabilities less other assets — (12.7%)		(217,278)
Net Assets — 100.0%		$1,709,151

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subjected to repurchase.

(b)  Tax basis equals book cost.

Swap Agreements1

UltraShort Consumer Goods had the following open swap agreements as of May 31, 2017:

Notional Amount at Value	Termination Date	Counterparty	Rate Paid (Received)[2]	Underlying Instrument	Unrealized Depreciation[3]	Financial Instruments for the Benefit of (the Fund)/the Counterparty	Cash Collateral for the Benefit of (the Fund)/the Counterparty	Net Amount[4]
$(1,110,426)	11/6/2017	Bank of America NA	(0.79)%	Dow Jones U.S. Consumer GoodsSM Index	$(381,954)
(15,182)	11/6/2017	Bank of America NA	(0.48)%	iShares® U.S. Consumer Goods ETF	(2,222)
(1,125,608)					(384,176)	$—	$350,005	$(34,171)
(9,342)	11/6/2017	Credit Suisse International	(1.09)%	Dow Jones U.S. Consumer GoodsSM Index	(1,248)	—	—	(1,248)
(96,924)	11/6/2017	Morgan Stanley & Co. International plc	(0.64)%	Dow Jones U.S. Consumer GoodsSM Index	(2,062)
(17,934)	11/6/2017	Morgan Stanley & Co. International plc	(0.14)%	iShares® U.S. Consumer Goods ETF	(2,708)
(114,858)					(4,770)	—	—	(4,770)
(1,217,993)	11/6/2017	Societe Generale	(0.74)%	Dow Jones U.S. Consumer GoodsSM Index	(168,134)	—	22,361	(145,773)
(953,774)	11/6/2017	UBS AG	(0.74)%	Dow Jones U.S. Consumer GoodsSM Index	(203,268)	—	182,046	(21,222)
$(3,421,575)					$(761,596)

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Reflects the floating financing rate, as of May 31, 2017, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions.

3  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

4  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

See accompanying notes to the financial statements.

38 :: SZK ULTRASHORT CONSUMER GOODS :: MAY 31, 2017 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Short-Term Investment — 133.0%
Repurchase Agreement (a) — 133.0%
Repurchase Agreements with various counterparties, rates 0.60% - 0.81%, dated 5/31/2017, due 6/1/2017, total to be received $2,362,820 (Cost $2,362,768)	$2,362,768	$2,362,768
Total Investments — 133.0% (Cost $2,362,768) (b)		2,362,768
Liabilities less other assets — (33.0%)		(586,417)
Net Assets — 100.0%		$1,776,351

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subjected to repurchase.

(b)  Tax basis equals book cost.

Swap Agreements1

UltraShort Consumer Services had the following open swap agreements as of May 31, 2017:

Notional Amount at Value	Termination Date	Counterparty	Rate Paid (Received)[2]	Underlying Instrument	Unrealized Depreciation[3]	Financial Instruments for the Benefit of (the Fund)/the Counterparty	Cash Collateral for the Benefit of (the Fund)/the Counterparty	Net Amount[4]
$(314,527)	11/6/2017	Bank of America NA	(0.84)%	Dow Jones U.S. Consumer ServicesSM Index	$(283,574)
(20,255)	11/6/2017	Bank of America NA	(0.48)%	iShares® U.S. Consumer Services ETF	(2,540)
(334,782)					(286,114)	$—	$60,000	$(226,114)
(144,544)	11/6/2017	Credit Suisse International	(1.09)%	Dow Jones U.S. Consumer ServicesSM Index	(18,196)	—	—	(18,196)
(882,798)	11/6/2017	Morgan Stanley & Co. International plc	(0.49)%	Dow Jones U.S. Consumer ServicesSM Index	(115,940)
(9,908)	11/6/2017	Morgan Stanley & Co. International plc	0.01%	iShares® U.S. Consumer Services ETF	(1,310)
(892,706)					(117,250)	—	—	(117,250)
(1,819,316)	11/6/2017	Societe Generale	(0.74)%	Dow Jones U.S. Consumer ServicesSM Index	(232,981)	—	26,000	(206,981)
(360,747)	11/6/2017	UBS AG	(0.74)%	Dow Jones U.S. Consumer ServicesSM Index	(22,599)	—	17,000	(5,599)
$(3,552,095)					$(677,140)

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Reflects the floating financing rate, as of May 31, 2017, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions.

3  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

4  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2017 :: ULTRASHORT CONSUMER SERVICES SCC :: 39

Investments	Principal Amount	Value
Short-Term Investments (a) — 107.7%
Repurchase Agreement (b) — 67.7%
Repurchase Agreements with various counterparties, rates 0.60% - 0.81%, dated 5/31/2017, due 6/1/2017, total to be received $33,814,578 (Cost $33,813,833)	$33,813,833	$33,813,833
U.S. Treasury Obligation — 40.0%
U.S. Treasury Bill 0.87%, 10/5/2017 (Cost $19,939,030) (c)	20,000,000	19,931,740
Total Short-Term Investments (Cost $53,752,863)		53,745,573
Total Investments — 107.7% (Cost $53,752,863)		53,745,573
Liabilities less other assets — (7.7%)		(3,821,428)
Net Assets — 100.0%		$49,924,145

(a)  All or a portion of this security is segregated in connection with obligations for swaps with a total value of $16,310,437.

(b)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subjected to repurchase.

(c)  The rate shown was the current yield as of 5/31/2017.

As of May 31, 2017, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$—
Aggregate gross unrealized depreciation	(7,290)
Net unrealized depreciation	$(7,290)
Federal income tax cost of investments	$53,752,863

Swap Agreements1

UltraShort Financials had the following open swap agreements as of May 31, 2017:

Notional Amount at Value	Termination Date	Counterparty	Rate Paid (Received)[2]	Underlying Instrument	Unrealized Depreciation[3]	Financial Instruments for the Benefit of (the Fund)/the Counterparty	Cash Collateral for the Benefit of (the Fund)/the Counterparty	Net Amount[4]
$(7,965,490)	11/6/2017	Bank of America NA	(0.79)%	Dow Jones U.S. FinancialsSM Index	$(6,218,878)	$5,898,878	$320,000	$—
(18,332,716)	11/6/2017	Credit Suisse International	(1.09)%	Dow Jones U.S. FinancialsSM Index	(3,719,798)	696,797	3,023,001	—
(39,216,721)	1/8/2018	Goldman Sachs International	(1.20)%	Dow Jones U.S. FinancialsSM Index	(11,802,994)	—	11,802,994	—
(3,869,995)	11/6/2017	Morgan Stanley & Co. International plc	(0.74)%	Dow Jones U.S. FinancialsSM Index	(1,006,864)	453,864	553,000	—
(5,115,444)	11/6/2017	Societe Generale	(0.84)%	Dow Jones U.S. FinancialsSM Index	(1,649,763)	625,763	1,024,000	—
(25,356,731)	11/6/2017	UBS AG	(0.99)%	Dow Jones U.S. FinancialsSM Index	(2,918,663)	2,356,663	562,000	—
$(99,857,097)					$(27,316,960)

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Reflects the floating financing rate, as of May 31, 2017, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions.

3  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

4  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

See accompanying notes to the financial statements.

40 :: SKF ULTRASHORT FINANCIALS :: MAY 31, 2017 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Short-Term Investment — 89.9%
Repurchase Agreement (a) — 89.9%
Repurchase Agreements with various counterparties, rates 0.60% - 0.81%, dated 5/31/2017, due 6/1/2017, total to be received $2,326,148 (Cost $2,326,096)	$2,326,096	$2,326,096
Total Investments — 89.9% (Cost $2,326,096) (b)		2,326,096
Other assets less liabilities — 10.1%		261,382
Net Assets — 100.0%		$2,587,478

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subjected to repurchase.

(b)  Tax basis equals book cost.

Swap Agreements1,5

UltraShort Gold Miners had the following open swap agreements as of May 31, 2017:

Notional Amount at Value	Termination Date	Counterparty	Rate Paid (Received)[2]	Underlying Instrument	Unrealized Appreciation/ (Depreciation)[3]	Financial Instruments for the Benefit of (the Fund)/the Counterparty	Cash Collateral for the Benefit of (the Fund)/the Counterparty	Net Amount[4]
$(1,399,419)	1/8/2018	Bank of America NA	(0.59)%	VanEck Vectors Gold Miners ETF	$10,893	$(10,893)	$—	$—
(639,440)	11/6/2017	Goldman Sachs International	(0.75)%	VanEck Vectors Gold Miners ETF	(36,237)	—	36,237	—
(465,286)	1/8/2018	Morgan Stanley & Co. International plc	(0.69)%	VanEck Vectors Gold Miners ETF	(389,151)	—	389,151	—
(1,908,995)	3/6/2018	Societe Generale	(0.49)%	VanEck Vectors Gold Miners ETF	(121,174)	—	80,000	(41,174)
(761,889)	1/8/2018	UBS AG	(0.74)%	VanEck Vectors Gold Miners ETF	(685,606)	—	566,000	(119,606)
$(5,175,029)					$(1,221,275)

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Reflects the floating financing rate, as of May 31, 2017, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions.

3  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

4  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

5  In order to facilitate the daily valuation and final settlement of these swap transactions as of the time the Fund calculates its NAV, which differs from the time the Fund's underlying index is calculated, one or more exchange-traded financial products are used as the reference entity, as a surrogate for the respective underlying index.

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2017 :: ULTRASHORT GOLD MINERS GDXS :: 41

Investments	Principal Amount	Value
Short-Term Investment — 62.3%
Repurchase Agreement (a) — 62.3%
Repurchase Agreements with various counterparties, rates 0.60% - 0.81%, dated 5/31/2017, due 6/1/2017, total to be received $840,425 (Cost $840,407)	$840,407	$840,407
Total Investments — 62.3% (Cost $840,407) (b)		840,407
Other assets less liabilities — 37.7%		508,592
Net Assets — 100.0%		$1,348,999

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subjected to repurchase.

(b)  Tax basis equals book cost.

Swap Agreements1

UltraShort Health Care had the following open swap agreements as of May 31, 2017:

Notional Amount at Value	Termination Date	Counterparty	Rate Paid (Received)[2]	Underlying Instrument	Unrealized Appreciation/ (Depreciation)[3]	Financial Instruments for the Benefit of (the Fund)/the Counterparty	Cash Collateral for the Benefit of (the Fund)/the Counterparty	Net Amount[4]
$(1,654,923)	11/6/2018	Bank of America NA	(0.79)%	Dow Jones U.S. Health CareSM Index	$1,019
(8,535)	11/6/2017	Bank of America NA	(0.48)%	iShares® U.S. Healthcare ETF	(628)
(1,663,458)					391	$—	$—	$391
(78,787)	11/6/2017	Credit Suisse International	(1.09)%	Dow Jones U.S. Health CareSM Index	(4,831)	—	—	(4,831)
(282,003)	11/6/2017	Morgan Stanley & Co. International plc	(0.69)%	Dow Jones U.S. Health CareSM Index	151,197
(10,760)	11/6/2017	Morgan Stanley & Co. International plc	(0.19)%	iShares® U.S. Healthcare ETF	(838)
(292,763)					150,359	(150,359)	—	—
(595,478)	11/6/2017	Societe Generale	(0.74)%	Dow Jones U.S. Health CareSM Index	(150,209)	—	20,000	(130,209)
(65,957)	11/6/2017	UBS AG	(0.74)%	Dow Jones U.S. Health CareSM Index	293,820	—	(270,000)	23,820
$(2,696,443)					$289,530

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Reflects the floating financing rate, as of May 31, 2017, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions.

3  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

4  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

See accompanying notes to the financial statements.

42 :: RXD ULTRASHORT HEALTH CARE :: MAY 31, 2017 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Short-Term Investment — 111.0%
Repurchase Agreement (a) — 111.0%
Repurchase Agreements with various counterparties, rates 0.60% - 0.81%, dated 5/31/2017, due 6/1/2017, total to be received $3,332,187 (Cost $3,332,113)	$3,332,113	$3,332,113
Total Investments — 111.0% (Cost $3,332,113) (b)		3,332,113
Liabilities less other assets — (11.0%)		(329,665)
Net Assets — 100.0%		$3,002,448

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subjected to repurchase.

(b)  Tax basis equals book cost.

Swap Agreements1

UltraShort Industrials had the following open swap agreements as of May 31, 2017:

Notional Amount at Value	Termination Date	Counterparty	Rate Paid (Received)[2]	Underlying Instrument	Unrealized Depreciation[3]	Financial Instruments for the Benefit of (the Fund)/the Counterparty	Cash Collateral for the Benefit of (the Fund)/the Counterparty	Net Amount[4]
$(452,626)	1/8/2018	Bank of America NA	(0.79)%	Dow Jones U.S. IndustrialsSM Index	$(143,397)
(7,865)	11/6/2017	Bank of America NA	(0.48)%	iShares® U.S. Industrials ETF	(1,590)
(460,491)					(144,987)	$—	$20,000	$(124,987)
(41,104)	11/6/2017	Credit Suisse International	(1.09)%	Dow Jones U.S. IndustrialsSM Index	(8,735)	—	—	(8,735)
(22,904)	11/6/2017	Morgan Stanley & Co. International plc	(0.69)%	Dow Jones U.S. IndustrialsSM Index	(4,750)
(7,416)	11/6/2017	Morgan Stanley & Co. International plc	(0.74)%	iShares® U.S. Industrials ETF	(1,475)
(30,320)					(6,225)	—	6,225	—
(5,124,044)	11/6/2017	Societe Generale	(0.74)%	Dow Jones U.S. IndustrialsSM Index	(1,216,691)	—	1,210,000	(6,691)
(352,410)	11/6/2017	UBS AG	(0.74)%	Dow Jones U.S. IndustrialsSM Index	(351,387)	—	142,000	(209,387)
$(6,008,369)					$(1,728,025)

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Reflects the floating financing rate, as of May 31, 2017, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions.

3  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

4  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2017 :: ULTRASHORT INDUSTRIALS SIJ :: 43

Investments	Principal Amount	Value
Short-Term Investments — 93.2%
Repurchase Agreement (a) — 21.2%
Repurchase Agreements with various counterparties, rates 0.60% - 0.81%, dated 5/31/2017, due 6/1/2017, total to be received $7,352,342 (Cost $7,352,180)	$7,352,180	$7,352,180
U.S. Treasury Obligation — 72.0%
U.S. Treasury Bill 0.74%, 7/13/2017 (Cost $24,978,329) (b)	25,000,000	24,978,851
Total Short-Term Investments (Cost $32,330,509)		32,331,031
Total Investments — 93.2% (Cost $32,330,509)		32,331,031
Other assets less liabilities — 6.8%		2,377,026
Net Assets — 100.0%		$34,708,057

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subjected to repurchase.

(b)  The rate shown was the current yield as of 5/31/2017.

As of May 31, 2017, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$522
Aggregate gross unrealized depreciation	—
Net unrealized appreciation	$522
Federal income tax cost of investments	$32,330,509

Swap Agreements1

UltraShort Oil & Gas had the following open swap agreements as of May 31, 2017:

Notional Amount at Value	Termination Date	Counterparty	Rate Paid (Received)[2]	Underlying Instrument	Unrealized Appreciation/ (Depreciation)[3]	Financial Instruments for the Benefit of (the Fund)/the Counterparty	Cash Collateral for the Benefit of (the Fund)/the Counterparty	Net Amount[4]
$(8,099,060)	11/6/2018	Bank of America NA	(0.69)%	Dow Jones U.S. Oil & GasSM Index	$440,636
(2,651,609)	11/6/2017	Bank of America NA	(0.43)%	iShares® U.S. Energy ETF	358,065
(10,750,669)					798,701	$(789,037)	$—	$9,664
(2,677,894)	11/6/2017	Credit Suisse International	(1.09)%	Dow Jones U.S. Oil & GasSM Index	168,141	—	—	168,141
(528,613)	11/6/2017	Goldman Sachs International	(1.10)%	Dow Jones U.S. Oil & GasSM Index	(32,818)	—	32,818	—
(32,882,283)	11/6/2017	Morgan Stanley & Co. International plc	(0.89)%	Dow Jones U.S. Oil & GasSM Index	1,506,038
(13,416)	11/6/2018	Morgan Stanley & Co. International plc	(0.74)%	iShares® U.S. Energy ETF	704
(32,895,699)					1,506,742	(1,409,373)	—	97,369
(4,455,561)	11/6/2017	Societe Generale	(0.74)%	Dow Jones U.S. Oil & GasSM Index	(47,792)	—	47,792	—
(18,049,440)	11/6/2017	UBS AG	(0.84)%	Dow Jones U.S. Oil & GasSM Index	(3,080,041)	—	3,080,041	—
$(69,357,876)					$(687,067)

See accompanying notes to the financial statements.

44 :: DUG ULTRASHORT OIL & GAS :: MAY 31, 2017 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Reflects the floating financing rate, as of May 31, 2017, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions.

3  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

4  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2017 :: ULTRASHORT OIL & GAS DUG :: 45

Investments	Principal Amount	Value
Short-Term Investment — 90.2%
Repurchase Agreement (a) — 90.2%
Repurchase Agreements with various counterparties, rates 0.60% - 0.81%, dated 5/31/2017, due 6/1/2017, total to be received $701,482 (Cost $701,467)	$701,467	$701,467
Total Investments — 90.2% (Cost $701,467)(b)		701,467
Other assets less liabilities — 9.8%		76,624
Net Assets — 100.0%		$778,091

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subjected to repurchase.

(b)  Tax basis equals book cost.

Swap Agreements1

UltraShort Oil & Gas Exploration & Production had the following open swap agreements as of May 31, 2017:

Notional Amount at Value	Termination Date	Counterparty	Rate Paid (Received)[2]	Underlying Instrument	Unrealized Appreciation/ (Depreciation)[3]	Financial Instruments for the Benefit of (the Fund)/the Counterparty	Cash Collateral for the Benefit of (the Fund)/the Counterparty	Net Amount[4]
$(909,875)	1/8/2018	Bank of America NA	0.71%	S&P Oil & Gas Exploration & Production Select Industry Index	$(242,904)	$—	$242,904	$—
(64,700)	1/8/2018	Goldman Sachs International	1.55%	SPDR S&P Oil & Gas Exploration & Production ETF	(10,190)	—	10,190	—
(73,392)	11/6/2017	Morgan Stanley & Co. International plc	1.61%	S&P Oil & Gas Exploration & Production Select Industry Index	(61,741)	—	—	(61,741)
(404,208)	1/8/2018	Societe Generale	0.86%	S&P Oil & Gas Exploration & Production Select Industry Index	(424,479)	—	390,000	(34,479)
(103,331)	1/8/2018	UBS AG	1.51%	S&P Oil & Gas Exploration & Production Select Industry Index	1,469	—	—	1,469
$(1,555,506)					$(737,845)

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Reflects the floating financing rate, as of May 31, 2017, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions.

3  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

4  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

See accompanying notes to the financial statements.

46 :: SOP ULTRASHORT OIL & GAS EXPLORATION & PRODUCTION :: MAY 31, 2017 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Short-Term Investments (a) — 99.0%
Repurchase Agreement (b) — 26.3%
Repurchase Agreements with various counterparties, rates 0.60% - 0.81%, dated 5/31/2017, due 6/1/2017, total to be received $9,038,240 (Cost $9,038,041)	$9,038,041	$9,038,041
U.S. Treasury Obligation — 72.7%
U.S. Treasury Bill 0.74%, 7/13/2017 (Cost $24,978,330) (c)	25,000,000	24,978,852
Total Short-Term Investments (Cost $34,016,371)		34,016,893
Total Investments — 99.0% (Cost $34,016,371)		34,016,893
Other assets less liabilities — 1.0%		347,518
Net Assets — 100.0%		$34,364,411

(a)  All or a portion of this security is segregated in connection with obligations for swaps with a total value of $1,115,912.

(b)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subjected to repurchase.

(c)  The rate shown was the current yield as of 5/31/2017.

As of May 31, 2017, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$522
Aggregate gross unrealized depreciation	—
Net unrealized appreciation	$522
Federal income tax cost of investments	$34,016,371

Swap Agreements1

UltraShort Real Estate had the following open swap agreements as of May 31, 2017:

Notional Amount at Value	Termination Date	Counterparty	Rate Paid (Received)[2]	Underlying Instrument	Unrealized Depreciation[3]	Financial Instruments for the Benefit of (the Fund)/the Counterparty	Cash Collateral for the Benefit of (the Fund)/the Counterparty	Net Amount[4]
$(12,228,549)	11/6/2018	Bank of America NA	(0.94)%	Dow Jones U.S. Real EstateSM Index	$(2,665,702)
(94,819)	11/6/2017	Bank of America NA	(0.58)%	iShares® U.S. Real Estate ETF	(11,288)
(12,323,368)					(2,676,990)	$—	$2,676,990	$—
(641,883)	11/6/2017	Credit Suisse International	(0.99)%	Dow Jones U.S. Real EstateSM Index	(74,693)	—	74,693	—
(348,690)	11/6/2017	Goldman Sachs International	(1.10)%	Dow Jones U.S. Real EstateSM Index	(53,552)	—	53,552	—
(18,334,622)	11/6/2017	Morgan Stanley & Co. International plc	(0.69)%	Dow Jones U.S. Real EstateSM Index	(1,390,392)
(72,543)	11/6/2017	Morgan Stanley & Co. International plc	0.11%	iShares® U.S. Real Estate ETF	(9,334)
(18,407,165)					(1,399,726)	484,724	915,002	—
(19,575,314)	11/6/2017	Societe Generale	(0.79)%	Dow Jones U.S. Real EstateSM Index	(2,314,021)	29,021	2,285,000	—
(17,428,316)	11/6/2017	UBS AG	(0.74)%	Dow Jones U.S. Real EstateSM Index	(615,517)	—	615,517	—
$(68,724,736)					$(7,134,499)

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Reflects the floating financing rate, as of May 31, 2017, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions.

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2017 :: ULTRASHORT REAL ESTATE SRS :: 47

3  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

4  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

See accompanying notes to the financial statements.

48 :: SRS ULTRASHORT REAL ESTATE :: MAY 31, 2017 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Short-Term Investment — 72.1%
Repurchase Agreement (a) — 72.1%
Repurchase Agreements with various counterparties, rates 0.60% - 0.81%, dated 5/31/2017, due 6/1/2017, total to be received $3,069,288 (Cost $3,069,221)	$3,069,221	$3,069,221
Total Investments — 72.1% (Cost $3,069,221) (b)		3,069,221
Other assets less liabilities — 27.9%		1,185,542
Net Assets — 100.0%		$4,254,763

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subjected to repurchase.

(b)  Tax basis equals book cost.

Swap Agreements1

UltraShort Semiconductors had the following open swap agreements as of May 31, 2017:

Notional Amount at Value	Termination Date	Counterparty	Rate Paid (Received)[2]	Underlying Instrument	Unrealized Depreciation[3]	Financial Instruments for the Benefit of (the Fund)/the Counterparty	Cash Collateral for the Benefit of (the Fund)/the Counterparty	Net Amount[4]
$(2,918,939)	11/6/2017	Bank of America NA	(0.89)%	Dow Jones U.S. SemiconductorsSM Index	$(1,101,555)	$—	$869,000	$(232,555)
(32,530)	11/6/2017	Credit Suisse International	(1.09)%	Dow Jones U.S. SemiconductorsSM Index	(10,300)	—	—	(10,300)
(943,299)	11/6/2017	Morgan Stanley & Co. International plc	(0.69)%	Dow Jones U.S. SemiconductorsSM Index	(996,635)	—	917,000	(79,635)
(1,081,857)	11/6/2017	Societe Generale	(0.74)%	Dow Jones U.S. SemiconductorsSM Index	(517,871)	—	517,871	—
(3,532,721)	11/6/2017	UBS AG	(0.99)%	Dow Jones U.S. SemiconductorsSM Index	(529,635)	—	505,000	(24,635)
$(8,509,346)					$(3,155,996)

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Reflects the floating financing rate, as of May 31, 2017, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions.

3  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

4  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2017 :: ULTRASHORT SEMICONDUCTORS SSG :: 49

Investments	Principal Amount	Value
Short-Term Investment — 106.1%
Repurchase Agreement (a) — 106.1%
Repurchase Agreements with various counterparties, rates 0.60% - 0.81%, dated 5/31/2017, due 6/1/2017, total to be received $2,408,865 (Cost $2,408,812)	$2,408,812	$2,408,812
Total Investments — 106.1% (Cost $2,408,812) (b)		2,408,812
Liabilities less other assets — (6.1%)		(138,861)
Net Assets — 100.0%		$2,269,951

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subjected to repurchase.

(b)  Tax basis equals book cost.

Swap Agreements1

UltraShort Technology had the following open swap agreements as of May 31, 2017:

Notional Amount at Value	Termination Date	Counterparty	Rate Paid (Received)[2]	Underlying Instrument	Unrealized Appreciation/ (Depreciation)[3]	Financial Instruments for the Benefit of (the Fund)/the Counterparty	Cash Collateral for the Benefit of (the Fund)/the Counterparty	Net Amount[4]
$(393,550)	11/6/2017	Bank of America NA	(0.89)%	Dow Jones U.S. TechnologySM Index	$(208,591)
(90,111)	11/6/2017	Bank of America NA	(0.53)%	iShares® U.S. Technology ETF	(15,597)
(483,661)					(224,188)	$—	$224,188	$—
(39,501)	11/6/2017	Credit Suisse International	(1.09)%	Dow Jones U.S. TechnologySM Index	9,069	—	—	9,069
(310,161)	11/6/2017	Morgan Stanley & Co. International plc	(0.69)%	Dow Jones U.S. TechnologySM Index	(53,105)
(13,386)	11/6/2017	Morgan Stanley & Co. International plc	(0.74)%	iShares® U.S. Technology ETF	(3,171)
(323,547)					(56,276)	—	10,000	(46,276)
(2,771,787)	11/6/2017	Societe Generale	(0.74)%	Dow Jones U.S. TechnologySM Index	(1,196,909)	—	1,161,000	(35,909)
(926,323)	11/6/2017	UBS AG	(0.74)%	Dow Jones U.S. TechnologySM Index	(771,240)	—	690,200	(81,040)
$(4,544,819)					$(2,239,544)

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Reflects the floating financing rate, as of May 31, 2017, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions.

3  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

4  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

See accompanying notes to the financial statements.

50 :: REW ULTRASHORT TECHNOLOGY :: MAY 31, 2017 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Short-Term Investment — 86.0%
Repurchase Agreement (a) — 86.0%
Repurchase Agreements with various counterparties, rates 0.60% - 0.81%, dated 5/31/2017, due 6/1/2017, total to be received $6,403,751 (Cost $6,403,611)	$6,403,611	$6,403,611
Total Investments — 86.0% (Cost $6,403,611) (b)		6,403,611
Other assets less liabilities — 14.0%		1,043,651
Net Assets — 100.0%		$7,447,262

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subjected to repurchase.

(b)  Tax basis equals book cost.

Swap Agreements1

UltraShort Utilities had the following open swap agreements as of May 31, 2017:

Notional Amount at Value	Termination Date	Counterparty	Rate Paid (Received)[2]	Underlying Instrument	Unrealized Depreciation[3]	Financial Instruments for the Benefit of (the Fund)/the Counterparty	Cash Collateral for the Benefit of (the Fund)/the Counterparty	Net Amount[4]
$(5,641,773)	11/6/2017	Bank of America NA	(0.79)%	Dow Jones U.S. UtilitiesSM Index	$(1,478,702)	$—	$1,478,702	$—
(8,367,491)	11/6/2017	Credit Suisse International	(1.09)%	Dow Jones U.S. UtilitiesSM Index	(1,590,890)	—	1,590,890	—
(132,114)	11/6/2017	Morgan Stanley & Co. International plc	(0.69)%	Dow Jones U.S. UtilitiesSM Index	(35,028)	—	35,028	—
(398,199)	11/6/2017	Societe Generale	(0.74)%	Dow Jones U.S. UtilitiesSM Index	(122,882)	—	122,882	—
(361,561)	11/6/2017	UBS AG	(0.74)%	Dow Jones U.S. UtilitiesSM Index	(200,139)	—	200,139	—
$(14,901,138)					$(3,427,641)

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Reflects the floating financing rate, as of May 31, 2017, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions.

3  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

4  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.
See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2017 :: ULTRASHORT UTILITIES SDP :: 51

Investments	Principal Amount	Value
Short-Term Investment — 35.6%
Repurchase Agreement (a) — 35.6%
Repurchase Agreements with various counterparties, rates 0.60% - 0.81%, dated 5/31/2017, due 6/1/2017, total to be received $2,528,732 (Cost $2,528,677)	$2,528,677	$2,528,677
Total Investments — 35.6% (Cost $2,528,677) (b)		2,528,677
Other assets less liabilities — 64.4%		4,565,381
Net Assets — 100.0%		$7,094,058

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subjected to repurchase.

(b)  Tax basis equals book cost.

Swap Agreements1

UltraPro Short Nasdaq Biotechnology had the following open swap agreements as of May 31, 2017:

Notional Amount at Value	Termination Date	Counterparty	Rate Paid (Received)[2]	Underlying Instrument	Unrealized Appreciation/ (Depreciation)[3]	Financial Instruments for the Benefit of (the Fund)/the Counterparty	Cash Collateral for the Benefit of (the Fund)/the Counterparty	Net Amount[4]
$(6,445,490)	1/8/2018	Bank of America NA	(0.49)%	NASDAQ Biotechnology Index®	$124,177	$—	$—	$124,177
(9,634,417)	1/8/2018	Goldman Sachs International	(0.50)%	NASDAQ Biotechnology Index®	(123,411)	—	123,411	—
(1,918,971)	1/8/2018	Societe Generale	(0.64)%	NASDAQ Biotechnology Index®	1,454,879	—	(1,454,879)	—
(3,288,330)	1/8/2018	UBS AG	0.01%	NASDAQ Biotechnology Index®	(866,821)	—	866,821	—
$(21,287,208)					$588,824

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Reflects the floating financing rate, as of May 31, 2017, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions.

3  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

4  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

See accompanying notes to the financial statements.

52 :: ZBIO ULTRAPRO SHORT NASDAQ BIOTECHNOLOGY :: MAY 31, 2017 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Short-Term Investment — 86.7%
Repurchase Agreement (a) — 86.7%
Repurchase Agreements with various counterparties, rates 0.60% - 0.81%, dated 5/31/2017, due 6/1/2017, total to be received $1,917,023 (Cost $1,916,981)	$1,916,981	$1,916,981
Total Investments — 86.7% (Cost $1,916,981) (b)		1,916,981
Other assets less liabilities — 13.3%		293,318
Net Assets — 100.0%		$2,210,299

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subjected to repurchase.

(b)  Tax basis equals book cost.

Swap Agreements1

UltraPro Short Financial Select Sector had the following open swap agreements as of May 31, 2017:

Notional Amount at Value	Termination Date	Counterparty	Rate Paid (Received)[2]	Underlying Instrument	Unrealized Appreciation/ (Depreciation)[3]	Financial Instruments for the Benefit of (the Fund)/the Counterparty	Cash Collateral for the Benefit of (the Fund)/the Counterparty	Net Amount[4]
$(23,969)	11/6/2017	Bank of America NA	(0.79)%	S&P Financial Select Sector Index	$233,009	$(233,009)	$—	$—
(2,823,287)	11/6/2017	Morgan Stanley & Co. International plc	(0.74)%	S&P Financial Select Sector Index	(818,206)	—	818,206	—
(1,987,997)	11/6/2018	Societe Generale	(0.84)%	S&P Financial Select Sector Index	(80,532)	—	50,000	(30,532)
(1,797,132)	1/8/2018	UBS AG	(0.74)%	S&P Financial Select Sector Index	(440,813)	—	440,813	—
$(6,632,385)					$(1,106,542)

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Reflects the floating financing rate, as of May 31, 2017, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions.

3  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

4  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2017 :: ULTRAPRO SHORT FINANCIAL SELECT SECTOR FINZ :: 53

Investments	Principal Amount	Value
Short-Term Investment — 95.4%
Repurchase Agreement (a) — 95.4%
Repurchase Agreements with various counterparties, rates 0.60% - 0.81%, dated 5/31/2017, due 6/1/2017, total to be received $31,155,499 (Cost $31,154,813)	$31,154,813	$31,154,813
Total Investments — 95.4% (Cost $31,154,813) (b)		31,154,813
Other assets less liabilities — 4.6%		1,499,703
Net Assets — 100.0%		$32,654,516

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subjected to repurchase.

(b)  Tax basis equals book cost.

Swap Agreements1,5

Short MSCI EAFE had the following open swap agreements as of May 31, 2017:

Notional Amount at Value	Termination Date	Counterparty	Rate Paid (Received)[2]	Underlying Instrument	Unrealized Depreciation[3]	Financial Instruments for the Benefit of (the Fund)/the Counterparty	Cash Collateral for the Benefit of (the Fund)/ the Counterparty	Net Amount[4]
$(4,097,680)	11/6/2017	Citibank NA	(0.55)%	iShares® MSCI EAFE ETF	$(936,368)	$—	$850,000	$(86,368)
(5,447,229)	11/6/2017	Credit Suisse International	(0.69)%	iShares® MSCI EAFE ETF	(2,078,929)	—	2,078,929	—
(14,328,194)	12/6/2017	Goldman Sachs International	(0.95)%	iShares® MSCI EAFE ETF	(12,367,013)	—	12,367,013	—
(4,280,193)	11/6/2018	Societe Generale	(0.69)%	iShares® MSCI EAFE ETF	(1,552,174)	—	1,552,174	—
(4,485,143)	11/6/2017	UBS AG	(0.59)%	iShares® MSCI EAFE ETF	(605,062)	—	605,062	—
$(32,638,439)					$(17,539,546)

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Reflects the floating financing rate, as of May 31, 2017, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions.

3  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

4  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

5  In order to facilitate the daily valuation of these swap transactions as of close of business New York time, one or more financial products traded on a U.S. exchange are used as the reference entity as a surrogate for the respective underlying index for the purposes of both daily valuation calculation as well as final settlement of the swap.

See accompanying notes to the financial statements.

54 :: EFZ SHORT MSCI EAFE :: MAY 31, 2017 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Short-Term Investments (a) — 101.9%
Repurchase Agreement (b) — 70.5%
Repurchase Agreements with various counterparties, rates 0.60% - 0.81%, dated 5/31/2017, due 6/1/2017, total to be received $112,111,168 (Cost $112,108,700)	$112,108,700	$112,108,700
U.S. Treasury Obligation — 31.4%
U.S. Treasury Bill 0.71%, 6/8/2017 (Cost $49,993,097) (c)	50,000,000	49,992,314
Total Short-Term Investments (Cost $162,101,797)		162,101,014
Total Investments — 101.9% (Cost $162,101,797)		162,101,014
Liabilities less other assets — (1.9%)		(3,080,676)
Net Assets — 100.0%		$159,020,338

(a)  All or a portion of this security is segregated in connection with obligations for swaps with a total value of $24,743,657.

(b)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subjected to repurchase.

(c)  The rate shown was the current yield as of 5/31/2017.

As of May 31, 2017, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$—
Aggregate gross unrealized depreciation	(783)
Net unrealized depreciation	$(783)
Federal income tax cost of investments	$162,101,797

Swap Agreements1,5

Short MSCI Emerging Markets had the following open swap agreements as of May 31, 2017:

Notional Amount at Value	Termination Date	Counterparty	Rate Paid (Received)[2]	Underlying Instrument	Unrealized Appreciation/ (Depreciation)[3]	Financial Instruments for the Benefit of (the Fund)/the Counterparty	Cash Collateral for the Benefit of (the Fund)/ the Counterparty	Net Amount[4]
$(26,579,120)	11/6/2018	Bank of America NA	0.01%	iShares® MSCI Emerging Markets ETF	$(1,919,686)	$613,686	$1,306,000	$—
(80,247,977)	11/6/2018	Citibank NA	(0.65)%	iShares® MSCI Emerging Markets ETF	1,048,266	(434,637)	—	613,629
(4,303,710)	1/8/2018	Credit Suisse International	0.21%	iShares® MSCI Emerging Markets ETF	(2,005,876)	2,005,876	—	—
(3,735,207)	12/6/2017	Goldman Sachs International Morgan Stanley & Co.	1.05%	iShares® MSCI Emerging Markets ETF	(1,150,760)	1,150,760	—	—
(4,550,176)	11/6/2017	International plc	0.51%	iShares® MSCI Emerging Markets ETF	2,051,231	(2,051,231)	—	—
(17,239,354)	11/6/2018	Societe Generale	0.51%	iShares® MSCI Emerging Markets ETF	(1,404,518)	1,404,518	—	—
(22,363,768)	11/6/2017	UBS AG	0.11%	iShares® MSCI Emerging Markets ETF	(8,220,438)	7,822,438	398,000	—
$(159,019,312)					$(11,601,781)

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2017 :: SHORT MSCI EMERGING MARKETS EUM :: 55

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Reflects the floating financing rate, as of May 31, 2017, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions.

3  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

4  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

5  In order to facilitate the daily valuation of these swap transactions as of close of business New York time, one or more financial products traded on a U.S. exchange are used as the reference entity as a surrogate for the respective underlying index for the purposes of both daily valuation calculation as well as final settlement of the swap.

See accompanying notes to the financial statements.

56 :: EUM SHORT MSCI EMERGING MARKETS :: MAY 31, 2017 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Short-Term Investment — 89.5%
Repurchase Agreement (a) — 89.5%
Repurchase Agreements with various counterparties, rates 0.60% - 0.81%, dated 5/31/2017, due 6/1/2017, total to be received $8,255,895 (Cost $8,255,713)	$8,255,713	$8,255,713
Total Investments — 89.5% (Cost $8,255,713) (b)		8,255,713
Other assets less liabilities — 10.5%		972,269
Net Assets — 100.0%		$9,227,982

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subjected to repurchase.

(b)  Tax basis equals book cost.

Swap Agreements1,5

Short FTSE China 50 had the following open swap agreements as of May 31, 2017:

Notional Amount at Value	Termination Date	Counterparty	Rate Paid (Received)[2]	Underlying Instrument	Unrealized Appreciation/ (Depreciation)[3]	Financial Instruments for the Benefit of (the Fund)/the Counterparty	Cash Collateral for the Benefit of (the Fund)/the Counterparty	Net Amount[4]
$(867,663)	11/6/2017	Bank of America NA	0.01%	iShares® China Large-Cap ETF	$(83,252)	$—	$83,252	$—
(4,243,233)	11/6/2018	Citibank NA	0.30%	iShares® China Large-Cap ETF	(70,750)	—	70,750	—
(433,133)	11/6/2017	Goldman Sachs International	0.80%	iShares® China Large-Cap ETF	(118,749)	—	108,000	(10,749)
(1,602,246)	11/6/2017	Societe Generale	0.51%	iShares® China Large-Cap ETF	8,814	(8,814)	—	—
(2,079,847)	11/6/2018	UBS AG	0.76%	iShares® China Large-Cap ETF	(307,240)	—	307,240	—
$(9,226,122)					$(571,177)

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Reflects the floating financing rate, as of May 31, 2017, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions.

3  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

4  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

5  In order to facilitate the daily valuation of these swap transactions as of close of business New York time, one or more financial products traded on a U.S. exchange are used as the reference entity as a surrogate for the respective underlying index for the purposes of both daily valuation calculation as well as final settlement of the swap.

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2017 :: SHORT FTSE CHINA 50 YXI :: 57

Investments	Principal Amount	Value
Short-Term Investment — 98.8%
Repurchase Agreement (a) — 98.8%
Repurchase Agreements with various counterparties, rates 0.60% - 0.81%, dated 5/31/2017, due 6/1/2017, total to be received $3,710,525 (Cost $3,710,443)	$3,710,443	$3,710,443
Total Investments — 98.8% (Cost $3,710,443) (b)		3,710,443
Other assets less liabilities — 1.2%		43,492
Net Assets — 100.0%		$3,753,935

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subjected to repurchase.

(b)  Tax basis equals book cost.

Swap Agreements1,5

UltraShort MSCI EAFE had the following open swap agreements as of May 31, 2017:

Notional Amount at Value	Termination Date	Counterparty	Rate Paid (Received)[2]	Underlying Instrument	Unrealized Depreciation[3]	Financial Instruments for the Benefit of (the Fund)/the Counterparty	Cash Collateral for the Benefit of (the Fund)/the Counterparty	Net Amount[4]
$(231,035)	11/6/2017	Citibank NA	(0.55)%	iShares® MSCI EAFE ETF	$(129,546)	$—	$—	$(129,546)
(1,618,332)	11/6/2017	Credit Suisse International	(0.69)%	iShares® MSCI EAFE ETF	(188,954)	—	188,954	—
(4,654,727)	11/6/2017	Societe Generale	(0.69)%	iShares® MSCI EAFE ETF	(747,353)	—	643,000	(104,353)
(1,002,299)	1/8/2018	UBS AG	(0.59)%	iShares® MSCI EAFE ETF	(141,107)	—	141,107	—
$(7,506,393)					$(1,206,960)

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Reflects the floating financing rate, as of May 31, 2017, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions.

3  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

4  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

5  In order to facilitate the daily valuation of these swap transactions as of close of business New York time, one or more financial products traded on a U.S. exchange are used as the reference entity as a surrogate for the respective underlying index for the purposes of both daily valuation calculation as well as final settlement of the swap.

See accompanying notes to the financial statements.

58 :: EFU ULTRASHORT MSCI EAFE :: MAY 31, 2017 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Short-Term Investments (a) — 109.4%
Repurchase Agreement (b) — 47.5%
Repurchase Agreements with various counterparties, rates 0.60% - 0.81%, dated 5/31/2017, due 6/1/2017, total to be received $15,263,549 (Cost $15,263,213)	$15,263,213	$15,263,213
U.S. Treasury Obligation — 61.9%
U.S. Treasury Bill 0.87%, 10/5/2017 (Cost $19,939,030) (c)	20,000,000	19,931,740
Total Short-Term Investments (Cost $35,202,243)		35,194,953
Total Investments — 109.4% (Cost $35,202,243)		35,194,953
Liabilities less other assets — (9.4%)		(3,034,008)
Net Assets — 100.0%		$32,160,945

(a)  All or a portion of this security is segregated in connection with obligations for swaps with a total value of $10,559,381.

(b)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subjected to repurchase.

(c)  The rate shown was the current yield as of 5/31/2017.

As of May 31, 2017, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$—
Aggregate gross unrealized depreciation	(7,290)
Net unrealized depreciation	$(7,290)
Federal income tax cost of investments	$35,202,243

Swap Agreements1,5

UltraShort MSCI Emerging Markets had the following open swap agreements as of May 31, 2017:

Notional Amount at Value	Termination Date	Counterparty	Rate Paid (Received)[2]	Underlying Instrument	Unrealized Appreciation/ (Depreciation)[3]	Financial Instruments for the Benefit of (the Fund)/the Counterparty	Cash Collateral for the Benefit of (the Fund)/the Counterparty	Net Amount[4]
$(37,774,100)	11/6/2018	Citibank NA	(0.65)%	iShares® MSCI Emerging Markets ETF	$508,691	$(150,959)	$(713)	$357,019
(6,301,953)	11/6/2017	Credit Suisse International	0.21%	iShares® MSCI Emerging Markets ETF	(5,131,699)	5,131,699	—	—
(2,482,667)	11/7/2017	Goldman Sachs International	1.05%	iShares® MSCI Emerging Markets ETF	(1,780,481)	—	1,780,481	—
(5,093,450)	11/6/2018	Societe Generale	0.51%	iShares® MSCI Emerging Markets ETF	(171,337)	—	69,000	(102,337)
(12,901,357)	1/8/2018	UBS AG	0.11%	iShares® MSCI Emerging Markets ETF	(2,470,995)	—	2,470,995	—
$(64,553,527)					$(9,045,821)

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Reflects the floating financing rate, as of May 31, 2017, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions.

3  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

4  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

5  In order to facilitate the daily valuation of these swap transactions as of close of business New York time, one or more financial products traded on a U.S. exchange are used as the reference entity as a surrogate for the respective underlying index for the purposes of both daily valuation calculation as well as final settlement of the swap.

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2017 :: ULTRASHORT MSCI EMERGING MARKETS EEV :: 59

Investments	Principal Amount	Value
Short-Term Investment — 82.1%
Repurchase Agreement (a) — 82.1%
Repurchase Agreements with various counterparties, rates 0.60% - 0.81%, dated 5/31/2017, due 6/1/2017, total to be received $26,475,096 (Cost $26,474,514)	$26,474,514	$26,474,514
Total Investments — 82.1% (Cost $26,474,514) (b)		26,474,514
Other assets less liabilities — 17.9%		5,779,158
Net Assets — 100.0%		$32,253,672

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subjected to repurchase.

(b)  Tax basis equals book cost.

Swap Agreements1,5

UltraShort FTSE Europe had the following open swap agreements as of May 31, 2017:

Notional Amount at Value	Termination Date	Counterparty	Rate Paid (Received)[2]	Underlying Instrument	Unrealized Depreciation[3]	Financial Instruments for the Benefit of (the Fund)/the Counterparty	Cash Collateral for the Benefit of (the Fund)/the Counterparty	Net Amount[4]
$(30,249,823)	11/6/2018	Citibank NA	(0.15)%	Vanguard® FTSE Europe ETF Shares	$(34,456)	$—	$34,456	$—
(8,962,397)	11/6/2017	Credit Suisse International	(0.24)%	Vanguard® FTSE Europe ETF Shares	(6,065,209)	—	6,065,209	—
(5,225,265)	11/6/2017	Goldman Sachs International	(0.15)%	Vanguard® FTSE Europe ETF Shares	(828,072)	—	828,072	—
(2,648,815)	11/6/2018	Morgan Stanley & Co. International plc	1.76%	Vanguard® FTSE Europe ETF Shares	(348,327)	—	260,000	(88,327)
(9,458,527)	11/6/2018	Societe Generale	0.01%	Vanguard® FTSE Europe ETF Shares	(3,863,661)	—	3,853,000	(10,661)
(7,869,223)	11/6/2018	UBS AG	(0.49)%	Vanguard® FTSE Europe ETF Shares	(3,358,754)	—	3,358,754	—
$(64,414,050)					$(14,498,479)

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Reflects the floating financing rate, as of May 31, 2017, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions.

3  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

4  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

5  In order to facilitate the daily valuation of these swap transactions as of close of business New York time, one or more financial products traded on a U.S. exchange are used as the reference entity as a surrogate for the respective underlying index for the purposes of both daily valuation calculation as well as final settlement of the swap.

See accompanying notes to the financial statements.

60 :: EPV ULTRASHORT FTSE EUROPE :: MAY 31, 2017 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Short-Term Investments (a) — 97.9%
Repurchase Agreement (b) — 32.8%
Repurchase Agreements with various counterparties, rates 0.60% - 0.81%, dated 5/31/2017, due 6/1/2017, total to be received $10,079,849 (Cost $10,079,628)	$10,079,628	$10,079,628
U.S. Treasury Obligation — 65.1%
U.S. Treasury Bill 0.74%, 7/13/2017 (Cost $19,982,663) (c)	20,000,000	19,983,081
Total Short-Term Investments (Cost $30,062,291)		30,062,709
Total Investments — 97.9% (Cost $30,062,291)		30,062,709
Other assets less liabilities — 2.1%		643,890
Net Assets — 100.0%		$30,706,599

(a)  All or a portion of this security is segregated in connection with obligations for swaps with a total value of $7,766,427.

(b)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subjected to repurchase.

(c)  The rate shown was the current yield as of 5/31/2017.

As of May 31, 2017, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$418
Aggregate gross unrealized depreciation	—
Net unrealized appreciation	$418
Federal income tax cost of investments	$30,062,291

Swap Agreements1,5

UltraShort MSCI Brazil Capped had the following open swap agreements as of May 31, 2017:

Notional Amount at Value	Termination Date	Counterparty	Rate Paid (Received)[2]	Underlying Instrument	Unrealized Depreciation[3]	Financial Instruments for the Benefit of (the Fund)/the Counterparty	Cash Collateral for the Benefit of (the Fund)/the Counterparty	Net Amount[4]
$(1,137,294)	11/6/2017	Bank of America NA	1.01%	iShares® MSCI Brazil Capped ETF	$(870,393)	$—	$870,393	$—
(9,206,520)	12/6/2017	Credit Suisse International	0.31%	iShares® MSCI Brazil Capped ETF	(2,375,806)	—	2,375,806	—
(26,035,691)	12/6/2017	Morgan Stanley & Co. International plc	(0.54)%	iShares® MSCI Brazil Capped ETF	(6,618,369)	—	6,618,369	—
(15,665,775)	11/6/2017	Societe Generale	(0.49)%	iShares® MSCI Brazil Capped ETF	(6,174,431)	995,431	5,179,000	—
(9,387,479)	12/6/2017	UBS AG	(0.24)%	iShares® MSCI Brazil Capped ETF	(5,509,107)	2,577,107	2,932,000	—
$(61,432,759)					$(21,548,106)

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Reflects the floating financing rate, as of May 31, 2017, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions.

3  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

4  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

5  In order to facilitate the daily valuation of these swap transactions as of close of business New York time, one or more financial products traded on a U.S. exchange are used as the reference entity as a surrogate for the respective underlying index for the purposes of both daily valuation calculation as well as final settlement of the swap.

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2017 :: ULTRASHORT MSCI BRAZIL CAPPED BZQ :: 61

Investments	Principal Amount	Value
Short-Term Investment — 72.1%
Repurchase Agreement (a) — 72.1%
Repurchase Agreements with various counterparties, rates 0.60% - 0.81%, dated 5/31/2017, due 6/1/2017, total to be received $31,572,807 (Cost $31,572,112)	$31,572,112	$31,572,112
Total Investments — 72.1% (Cost $31,572,112) (b)		31,572,112
Other assets less liabilities — 27.9%		12,226,028
Net Assets — 100.0%		$43,798,140

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subjected to repurchase.

(b)  Tax basis equals book cost.

Swap Agreements1,5

UltraShort FTSE China 50 had the following open swap agreements as of May 31, 2017:

Notional Amount at Value	Termination Date	Counterparty	Rate Paid (Received)[2]	Underlying Instrument	Unrealized Depreciation[3]	Financial Instruments for the Benefit of (the Fund)/the Counterparty	Cash Collateral for the Benefit of (the Fund)/the Counterparty	Net Amount[4]
$(5,303,972)	11/6/2018	Bank of America NA	0.01%	iShares® China Large-Cap ETF	$(337,607)	$—	$337,607	$—
(38,769,006)	11/6/2018	Citibank NA	0.30%	iShares® China Large-Cap ETF	(722,279)	—	722,279	—
(6,509,682)	11/6/2017	Credit Suisse International	0.26%	iShares® China Large-Cap ETF	(2,654,004)	—	2,654,004	—
(4,295,631)	12/6/2017	Goldman Sachs International	0.80%	iShares® China Large-Cap ETF	(1,124,056)	—	1,124,056	—
(3,075,688)	11/6/2018	Morgan Stanley & Co. International plc	0.26%	iShares® China Large-Cap ETF	(202,872)	—	202,872	—
(20,095,326)	11/6/2017	Societe Generale	0.51%	iShares® China Large-Cap ETF	(1,268,607)	—	1,268,607	—
(9,758,592)	11/6/2017	UBS AG	0.76%	iShares® China Large-Cap ETF	(2,146,055)	—	2,146,055	—
$(87,807,897)					$(8,455,480)

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Reflects the floating financing rate, as of May 31, 2017, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions.

3  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

4  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

5  In order to facilitate the daily valuation of these swap transactions as of close of business New York time, one or more financial products traded on a U.S. exchange are used as the reference entity as a surrogate for the respective underlying index for the purposes of both daily valuation calculation as well as final settlement of the swap.

See accompanying notes to the financial statements.

62 :: FXP ULTRASHORT FTSE CHINA 50 :: MAY 31, 2017 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Short-Term Investment — 74.5%
Repurchase Agreement (a) — 74.5%
Repurchase Agreements with various counterparties, rates 0.60% - 0.81%, dated 5/31/2017, due 6/1/2017, total to be received $7,728,961 (Cost $7,728,791)	$7,728,791	$7,728,791
Total Investments — 74.5% (Cost $7,728,791) (b)		7,728,791
Other assets less liabilities — 25.5%		2,640,198
Net Assets — 100.0%		$10,368,989

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subjected to repurchase.

(b)  Tax basis equals book cost.

Swap Agreements1,5

UltraShort MSCI Japan had the following open swap agreements as of May 31, 2017:

Notional Amount at Value	Termination Date	Counterparty	Rate Paid (Received)[2]	Underlying Instrument	Unrealized Depreciation[3]	Financial Instruments for the Benefit of (the Fund)/the Counterparty	Cash Collateral for the Benefit of (the Fund)/the Counterparty	Net Amount[4]
$(410,541)	11/6/2017	Bank of America NA	(0.54)%	iShares® MSCI Japan ETF	$(39,383)	$—	$—	$(39,383)
(10,627,346)	11/6/2017	Credit Suisse International	(0.89)%	iShares® MSCI Japan ETF	(3,519,354)	—	3,519,354	—
(2,284,723)	11/6/2017	Morgan Stanley & Co. International plc	1.01%	iShares® MSCI Japan ETF	(153,200)	—	153,200	—
(2,381,754)	11/6/2017	Societe Generale	(0.39)%	iShares® MSCI Japan ETF	(658,710)	—	568,000	(90,710)
(5,032,522)	11/6/2017	UBS AG	(0.34)%	iShares® MSCI Japan ETF	(900,623)	—	900,623	—
$(20,736,886)					$(5,271,270)

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Reflects the floating financing rate, as of May 31, 2017, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions.

3  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

4  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

5  In order to facilitate the daily valuation of these swap transactions as of close of business New York time, one or more financial products traded on a U.S. exchange are used as the reference entity as a surrogate for the respective underlying index for the purposes of both daily valuation calculation as well as final settlement of the swap.

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2017 :: ULTRASHORT MSCI JAPAN EWV :: 63

Investments	Principal Amount	Value
Short-Term Investment — 98.7%
Repurchase Agreement (a) — 98.7%
Repurchase Agreements with various counterparties, rates 0.60% - 0.81%, dated 5/31/2017, due 6/1/2017, total to be received $947,842 (Cost $947,822)	$947,822	$947,822
Total Investments — 98.7% (Cost $947,822) (b)		947,822
Other assets less liabilities — 1.3%		12,574
Net Assets — 100.0%		$960,396

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subjected to repurchase.

(b)  Tax basis equals book cost.

Swap Agreements1,5

UltraShort MSCI Mexico Capped IMI had the following open swap agreements as of May 31, 2017:

Notional Amount at Value	Termination Date	Counterparty	Rate Paid (Received)[2]	Underlying Instrument	Unrealized Depreciation[3]	Financial Instruments for the Benefit of (the Fund)/the Counterparty	Cash Collateral for the Benefit of (the Fund)/the Counterparty	Net Amount[4]
$(277,263)	11/6/2017	Credit Suisse International	0.51%	iShares® MSCI Mexico Capped ETF	$(46,207)	$—	$—	$(46,207)
(1,198,542)	12/6/2017	Societe Generale	0.01%	iShares® MSCI Mexico Capped ETF	(682,168)	—	551,000	(131,168)
(449,123)	11/6/2017	UBS AG	0.01%	iShares® MSCI Mexico Capped ETF	(220,194)	—	220,194	—
$(1,924,928)					$(948,569)

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Reflects the floating financing rate, as of May 31, 2017, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions.

3  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

4  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

5  In order to facilitate the daily valuation of these swap transactions as of close of business New York time, one or more financial products traded on a U.S. exchange are used as the reference entity as a surrogate for the respective underlying index for the purposes of both daily valuation calculation as well as final settlement of the swap.

See accompanying notes to the financial statements.

64 :: SMK ULTRASHORT MSCI MEXICO CAPPED IMI :: MAY 31, 2017 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Short-Term Investments (a) — 99.5%
Repurchase Agreement (b) — 24.7%
Repurchase Agreements with various counterparties, rates 0.60% - 0.81%, dated 5/31/2017, due 6/1/2017, total to be received $9,867,031 (Cost $9,866,814)	$9,866,814	$9,866,814
U.S. Treasury Obligation — 74.8%
U.S. Treasury Bill 0.78%, 8/3/2017 (Cost $29,959,260) (c)	30,000,000	29,952,570
Total Short-Term Investments (Cost $39,826,074)		39,819,384
Total Investments — 99.5% (Cost $39,826,074)		39,819,384
Other assets less liabilities — 0.5%		192,792
Net Assets — 100.0%		$40,012,176

(a)  All or a portion of this security is segregated in connection with obligations for swaps with a total value of $310,509.

(b)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subjected to repurchase.

(c)  The rate shown was the current yield as of 5/31/2017.

As of May 31, 2017, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$—
Aggregate gross unrealized depreciation	(6,690)
Net unrealized depreciation	$(6,690)
Federal income tax cost of investments	$39,826,074

Futures Contracts Sold

Short 7-10 Year Treasury had the following open short futures contracts as of May 31, 2017:

	Number of Contracts	Expiration Date	Notional Amount at Value	Unrealized Depreciation
U.S. 10 Year Treasury Note Futures Contracts	5	9/20/17	$631,484	$(570)

Cash collateral in the amount of $7,150 was pledged to cover margin requirements for open futures contracts as of May 31, 2017.

Swap Agreements1

Short 7-10 Year Treasury had the following open swap agreements as of May 31, 2017:

Notional Amount at Value	Termination Date	Counterparty	Rate Paid (Received)[2]	Underlying Instrument	Unrealized Appreciation/ (Depreciation)[3]	Financial Instruments for the Benefit of (the Fund)/the Counterparty	Cash Collateral for the Benefit of (the Fund)/the Counterparty	Net Amount[4]
$(17,222,922)	11/6/2017	Bank of America NA	(0.55)%	ICE U.S. Treasury 7-10 Year Bond Index	$300,709	$(30,709)	$(270,000)	$—
(22,205,619)	11/6/2018	Citibank NA	(0.52)%	ICE U.S. Treasury 7-10 Year Bond Index	(605,251)	126,251	479,000	—
$(39,428,541)					$(304,542)

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Reflects the floating financing rate, as of May 31, 2017, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions.

3  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

4  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2017 :: SHORT 7-10 YEAR TREASURY TBX :: 65

Investments	Principal Amount	Value
Short-Term Investments (a) — 100.1%
Repurchase Agreement (b) — 19.1%
Repurchase Agreements with various counterparties, rates 0.60% - 0.81%, dated 5/31/2017, due 6/1/2017, total to be received $128,808,533 (Cost $128,805,697)	$128,805,697	$128,805,697
U.S. Treasury Obligations — 81.0%
U.S. Treasury Bills
0.73%, 6/1/2017 (c)	50,000,000	49,999,026
0.71%, 6/8/2017 (c)	50,000,000	49,992,262
0.72%, 6/15/2017 (c)	38,000,000	37,989,055
0.63%, 6/22/2017 (c)	30,000,000	29,988,541
0.76%, 6/29/2017 (c)	20,000,000	19,988,589
0.75%, 7/13/2017 (c)	50,000,000	49,957,703
0.75%, 7/20/2017 (c)	25,000,000	24,973,360
0.79%, 7/27/2017 (c)	25,000,000	24,969,888
0.85%, 8/3/2017 (c)	25,000,000	24,960,475
0.87%, 8/10/2017 (c)	25,000,000	24,955,850
0.88%, 8/17/2017 (c)	30,000,000	29,941,440
0.81%, 8/24/2017 (c)	100,000,000	99,786,200
0.90%, 10/5/2017 (c)	80,000,000	79,726,320
Total U.S. Treasury Obligations (Cost $547,284,713)		547,228,709
Total Short-Term Investments (Cost $676,090,410)		676,034,406
Total Investments — 100.1% (Cost $676,090,410)		676,034,406
Liabilities less other assets — (0.1%)		(783,943)
Net Assets — 100.0%		$675,250,463

(a)  All or a portion of this security is segregated in connection with obligations for swaps with a total value of $20,072,391.

(b)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subjected to repurchase.

(c)  The rate shown was the current yield as of 5/31/2017.

As of May 31, 2017, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$2,198
Aggregate gross unrealized depreciation	(58,202)
Net unrealized depreciation	$(56,004)
Federal income tax cost of investments	$676,090,410

Futures Contracts Sold

Short 20+ Year Treasury had the following open short futures contracts as of May 31, 2017:

	Number of Contracts	Expiration Date	Notional Amount at Value	Unrealized Depreciation
U.S. Long Bond Futures Contracts	40	9/20/2017	$6,152,500	$(20,338)

Cash collateral in the amount of $154,000 was pledged to cover margin requirements for open futures contracts as of May 31, 2017.

See accompanying notes to the financial statements.

66 :: TBF SHORT 20+ YEAR TREASURY :: MAY 31, 2017 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Swap Agreements1

Short 20+ Year Treasury had the following open swap agreements as of May 31, 2017:

Notional Amount at Value	Termination Date	Counterparty	Rate Paid (Received)[2]	Underlying Instrument	Unrealized Appreciation/ (Depreciation)[3]	Financial Instruments for the Benefit of (the Fund)/the Counterparty	Cash Collateral for the Benefit of (the Fund)/the Counterparty	Net Amount[4]
$(272,535,530)	11/6/2018	Citibank NA	(0.64)%	ICE U.S. Treasury 20+ Year Bond Index	$(16,545,719)	$15,496,109	$1,049,610	$—
(63,675,458)	3/6/2018	Goldman Sachs International	(0.64)%	ICE U.S. Treasury 20+ Year Bond Index	1,786,504	(1,786,504)	—	—
(85,170,561)	12/6/2017	Morgan Stanley & Co. International plc	(0.69)%	ICE U.S. Treasury 20+ Year Bond Index	3,717,737	(3,717,737)	—	—
(249,294,212)	3/6/2018	Societe Generale	(0.67)%	ICE U.S. Treasury 20+ Year Bond Index	10,310,028	(10,310,028)	—	—
$(670,675,761)					$(731,450)

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Reflects the floating financing rate, as of May 31, 2017, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions.

3  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

4  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2017 :: SHORT 20+ YEAR TREASURY TBF :: 67

Investments	Principal Amount	Value
Short-Term Investments (a) — 96.1%
Repurchase Agreement (b) — 63.5%
Repurchase Agreements with various counterparties, rates 0.60% - 0.81%, dated 5/31/2017, due 6/1/2017, total to be received $77,857,180 (Cost $77,855,465)	$77,855,465	$77,855,465
U.S. Treasury Obligation — 32.6%
U.S. Treasury Bill 0.74%, 7/13/2017 (Cost $39,965,327) (c)	40,000,000	39,966,163
Total Short-Term Investments (Cost $117,820,792)		117,821,628
Total Investments — 96.1% (Cost $117,820,792)		117,821,628
Other assets less liabilities — 3.9%		4,796,603
Net Assets — 100.0%		$122,618,231

(a)  All or a portion of this security is segregated in connection with obligations for swaps with a total value of $3,840,256.

(b)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subjected to repurchase.

(c)  The rate shown was the current yield as of 5/31/2017.

As of May 31, 2017, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$836
Aggregate gross unrealized depreciation	—
Net unrealized appreciation	$836
Federal income tax cost of investments	$117,820,792

Swap Agreements1,5

Short High Yield had the following open swap agreements as of May 31, 2017:

Notional Amount at Value	Termination Date	Counterparty	Rate Paid (Received)[2]	Underlying Instrument	Unrealized Depreciation[3]	Financial Instruments for the Benefit of (the Fund)/the Counterparty	Cash Collateral for the Benefit of (the Fund)/the Counterparty	Net Amount[4]
$(59,887,895)	2/20/2018	Citibank NA	0.36%	iShares® iBoxx $ High Yield Corporate Bond ETF	$(19,128,851)	$—	$19,128,851	$—
(43,540,481)	12/7/2017	Credit Suisse International	0.46%	iShares® iBoxx $ High Yield Corporate Bond ETF	(10,170,961)	—	10,170,961	—
(19,983,529)	12/7/2018	Goldman Sachs International	0.70%	iShares® iBoxx $ High Yield Corporate Bond ETF	(11,664,982)	—	11,664,982	—
$(123,411,905)					$(40,964,794)

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Reflects the floating financing rate, as of May 31, 2017, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions.

3  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

4  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

5  In order to facilitate the daily valuation and final settlement of these swap transactions as of the time the Fund calculates its NAV, which differs from the time the Fund's underlying index is calculated, one or more exchange-traded financial products are used as the reference entity, as a surrogate for the respective underlying index.

See accompanying notes to the financial statements.

68 :: SJB SHORT HIGH YIELD :: MAY 31, 2017 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Short-Term Investment — 94.5%
Repurchase Agreement (a) — 94.5%
Repurchase Agreements with various counterparties, rates 0.60% - 0.81%, dated 5/31/2017, due 6/1/2017, total to be received $2,496,703 (Cost $2,496,648)	$2,496,648	$2,496,648
Total Investments — 94.5% (Cost $2,496,648) (b)		2,496,648
Other assets less liabilities — 5.5%		144,291
Net Assets — 100.0%		$2,640,939

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subjected to repurchase.

(b)  Tax basis equals book cost.

Swap Agreements1

UltraShort 3-7 Year Treasury had the following open swap agreements as of May 31, 2017:

Notional Amount at Value	Termination Date	Counterparty	Rate Paid (Received)[2]	Underlying Instrument	Unrealized Appreciation[3]	Financial Instruments for the Benefit of (the Fund)/the Counterparty	Cash Collateral for the Benefit of (the Fund)/the Counterparty	Net Amount[4]
$(2,291,464)	11/6/2017	Bank of America NA	(0.55)%	ICE U.S. Treasury 3-7 Year Bond Index	$12,481	$—	$—	$12,481
(2,991,101)	12/6/2017	Citibank NA	(0.59)%	ICE U.S. Treasury 3-7 Year Bond Index	13,285	—	—	13,285
$(5,282,565)					$25,766

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Reflects the floating financing rate, as of May 31, 2017, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions.

3  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

4  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2017 :: ULTRASHORT 3-7 YEAR TREASURY TBZ :: 69

Investments	Principal Amount	Value
Short-Term Investments (a) — 96.7%
Repurchase Agreement (b) — 64.8%
Repurchase Agreements with various counterparties, rates 0.60% - 0.81%, dated 5/31/2017, due 6/1/2017, total to be received $81,167,281 (Cost $81,165,493)	$81,165,493	$81,165,493
U.S. Treasury Obligation — 31.9%
U.S. Treasury Bill 0.70%, 6/8/2017 (Cost $39,994,555) (c)	40,000,000	39,993,809
Total Short-Term Investments (Cost $121,160,048)		121,159,302
Total Investments — 96.7% (Cost $121,160,048)		121,159,302
Other assets less liabilities — 3.3%		4,119,579
Net Assets — 100.0%		$125,278,881

(a)  All or a portion of this security is segregated in connection with obligations for swaps with a total value of $2,448,669.

(b)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subjected to repurchase.

(c)  The rate shown was the current yield as of 5/31/2017.

As of May 31, 2017, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$—
Aggregate gross unrealized depreciation	(746)
Net unrealized depreciation	$(746)
Federal income tax cost of investments	$121,160,048

Futures Contracts Sold

UltraShort 7-10 Year Treasury had the following open short futures contracts as of May 31, 2017:

	Number of Contracts	Expiration Date	Notional Amount at Value	Unrealized Depreciation
U.S. 10 Year Treasury Note Futures Contracts	18	9/20/2017	$2,273,344	$(2,136)

Cash collateral in the amount of $25,740 was pledged to cover margin requirements for open futures contracts as of May 31, 2017.

Swap Agreements1

UltraShort 7-10 Year Treasury had the following open swap agreements as of May 31, 2017:

Notional Amount at Value	Termination Date	Counterparty	Rate Paid (Received)[2]	Underlying Instrument	Unrealized Appreciation/ (Depreciation)[3]	Financial Instruments for the Benefit of (the Fund)/the Counterparty	Cash Collateral for the Benefit of (the Fund)/the Counterparty	Net Amount[4]
$(12,520,537)	11/6/2018	Citibank NA	(0.52)%	ICE U.S. Treasury 7-10 Year Bond Index	$(592,264)	$—	$499,000	$(93,264)
(235,990,476)	3/6/2018	Societe Generale	(0.67)%	ICE U.S. Treasury 7-10 Year Bond Index	4,318,097	(4,318,097)	—	—
$(248,511,013)					$3,725,833

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Reflects the floating financing rate, as of May 31, 2017, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions.

3  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

4  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

See accompanying notes to the financial statements.

70 :: PST ULTRASHORT 7-10 YEAR TREASURY :: MAY 31, 2017 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Short-Term Investments (a) — 107.2%
Repurchase Agreement (b) — 12.8%
Repurchase Agreements with various counterparties, rates 0.60% - 0.81%, dated 5/31/2017, due 6/1/2017, total to be received $263,923,906 (Cost $263,918,095)	$263,918,095	$263,918,095
U.S. Treasury Obligations — 94.4%
U.S. Treasury Bills
0.71%, 6/1/2017 (c)	250,000,000	249,995,165
0.71%, 6/8/2017 (c)	100,000,000	99,984,524
0.73%, 6/15/2017 (c)	150,000,000	149,956,632
0.63%, 6/22/2017 (c)	170,000,000	169,934,990
0.77%, 6/29/2017 (c)	70,000,000	69,960,061
0.75%, 7/6/2017 (c)	200,000,000	199,851,050
0.75%, 7/13/2017 (c)	150,000,000	149,873,109
0.77%, 7/20/2017 (c)	100,000,000	99,893,441
0.78%, 7/27/2017 (c)	100,000,000	99,879,552
0.85%, 8/3/2017 (c)	25,000,000	24,960,475
0.85%, 8/10/2017 (c)	100,000,000	99,823,400
0.88%, 8/17/2017 (c)	100,000,000	99,804,800
0.81%, 8/24/2017 (c)	100,000,000	99,786,200
0.84%, 8/31/2017 (c)	100,000,000	99,759,200
0.87%, 9/21/2017 (c)	100,000,000	99,705,600
0.89%, 10/5/2017 (c)	125,000,000	124,572,375
Total U.S. Treasury Obligations (Cost $1,937,894,355)		1,937,740,574
Total Short-Term Investments (Cost $2,201,812,450)		2,201,658,669
Total Investments — 107.2% (Cost $2,201,812,450)		2,201,658,669
Liabilities less other assets — (7.2%)		(147,720,307)
Net Assets — 100.0%		$2,053,938,362

(a)  All or a portion of this security is segregated in connection with obligations for swaps with a total value of $166,739,055.

(b)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subjected to repurchase.

(c)  The rate shown was the current yield as of 5/31/2017.

As of May 31, 2017, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$5,346
Aggregate gross unrealized depreciation	(159,127)
Net unrealized depreciation	$(153,781)
Federal income tax cost of investments	$2,201,812,450

Futures Contracts Sold

UltraShort 20+ Year Treasury had the following open short futures contracts as of May 31, 2017:

	Number of Contracts	Expiration Date	Notional Amount at Value	Unrealized Depreciation
U.S. Long Bond Futures Contracts	131	9/20/2017	$20,149,438	$(66,608)

Cash collateral in the amount of $504,350 was pledged to cover margin requirements for open futures contracts as of May 31, 2017.

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2017 :: ULTRASHORT 20+ YEAR TREASURY TBT :: 71

Swap Agreements1

UltraShort 20+ Year Treasury had the following open swap agreements as of May 31, 2017:

Notional Amount at Value	Termination Date	Counterparty	Rate Paid (Received)[2]	Underlying Instrument	Unrealized Appreciation/ (Depreciation)[3]	Financial Instruments for the Benefit of (the Fund)/the Counterparty	Cash Collateral for the Benefit of (the Fund)/the Counterparty	Net Amount[4]
$(706,205,201)	11/6/2017	Bank of America NA	(0.70)%	ICE U.S. Treasury 20+ Year Bond Index	$(5,605,240)	$5,605,240	$—	$—
(1,001,872,466)	11/6/2018	Citibank NA	(0.64)%	ICE U.S. Treasury 20+ Year Bond Index	(42,542,127)	42,310,127	232,000	—
(1,015,729,296)	3/6/2018	Goldman Sachs International	(0.64)%	ICE U.S. Treasury 20+ Year Bond Index	(63,756,900)	63,023,443	—	(733,457)
(534,472,275)	12/6/2017	Morgan Stanley & Co. International plc	(0.69)%	ICE U.S. Treasury 20+ Year Bond Index	25,575,767	(25,575,767)	—	—
(836,727,516)	3/6/2018	Societe Generale	(0.67)%	ICE U.S. Treasury 20+ Year Bond Index	(63,923,801)	42,082,632	—	(21,841,169)
$(4,095,006,754)					$(150,252,301)

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Reflects the floating financing rate, as of May 31, 2017, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions.

3  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

4  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

See accompanying notes to the financial statements.

72 :: TBT ULTRASHORT 20+ YEAR TREASURY :: MAY 31, 2017 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Short-Term Investment — 87.3%
Repurchase Agreement (a) — 87.3%
Repurchase Agreements with various counterparties, rates 0.60% - 0.81%, dated 5/31/2017, due 6/1/2017, total to be received $1,074,185 (Cost $1,074,161)	$1,074,161	$1,074,161
Total Investments — 87.3% (Cost $1,074,161) (b)		1,074,161
Other assets less liabilities — 12.7%		156,340
Net Assets — 100.0%		$1,230,501

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subjected to repurchase.

(b)  Tax basis equals book cost.

Swap Agreements1

UltraShort TIPS had the following open swap agreements as of May 31, 2017:

Notional Amount at Value	Termination Date	Counterparty	Rate Paid (Received)[2]	Underlying Instrument	Unrealized Depreciation[3]	Financial Instruments for the Benefit of (the Fund)/the Counterparty	Cash Collateral for the Benefit of (the Fund)/the Counterparty	Net Amount[4]
$(186,312)	11/6/2018	Citibank NA	(0.89)%	Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series L)	$(3,706)	$—	$3,706	$—
(2,282,823)	3/6/2018	Goldman Sachs International	(0.94)%	Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series L)	(126,389)	—	126,389	—
$(2,469,135)					$(130,095)

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Reflects the floating financing rate, as of May 31, 2017, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions.

3  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

4  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2017 :: ULTRASHORT TIPS TPS :: 73

Investments	Principal Amount	Value
Short-Term Investment — 91.6%
Repurchase Agreement (a) — 91.6%
Repurchase Agreements with various counterparties, rates 0.60% - 0.81%, dated 5/31/2017, due 6/1/2017, total to be received $77,247,897 (Cost $77,246,195)	$77,246,195	$77,246,195
Total Investments — 91.6% (Cost $77,246,195) (b)		77,246,195
Other assets less liabilities — 8.4%		7,112,682
Net Assets — 100.0%		$84,358,877

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subjected to repurchase.

(b)  Tax basis equals book cost.

Futures Contracts Sold

UltraPro Short 20+ Year Treasury had the following open short futures contracts as of May 31, 2017:

	Number of Contracts	Expiration Date	Notional Amount at Value	Unrealized Depreciation
U.S. Long Bond Futures Contracts	9	9/20/2017	$1,384,313	$(4,576)

Cash collateral in the amount of $34,650 was pledged to cover margin requirements for open futures contracts as of May 31, 2017.

Swap Agreements1

UltraPro Short 20+ Year Treasury had the following open swap agreements as of May 31, 2017:

Notional Amount at Value	Termination Date	Counterparty	Rate Paid (Received)[2]	Underlying Instrument	Unrealized Appreciation/ (Depreciation)[3]	Financial Instruments for the Benefit of (the Fund)/the Counterparty	Cash Collateral for the Benefit of (the Fund)/the Counterparty	Net Amount[4]
$(35,452,797)	11/6/2017	Bank of America NA	(0.70)%	ICE U.S. Treasury 20+ Year Bond Index	$682,794	$(682,794)	$—	$—
(27,793,008)	11/6/2018	Citibank NA	(0.64)%	ICE U.S. Treasury 20+ Year Bond Index	(3,625,524)	—	3,625,524	—
(49,504,174)	3/6/2018	Goldman Sachs International	(0.64)%	ICE U.S. Treasury 20+ Year Bond Index	(115,361)	—	115,361	—
(92,700,125)	12/6/2017	Morgan Stanley & Co. International plc	(0.69)%	ICE U.S. Treasury 20+ Year Bond Index	4,046,407	—	(4,046,407)	—
(46,686,805)	3/6/2018	Societe Generale	(0.67)%	ICE U.S. Treasury 20+ Year Bond Index	(1,269,664)	—	1,269,664	—
$(252,136,909)					$(281,348)

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Reflects the floating financing rate, as of May 31, 2017, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions.

3  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

4  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

See accompanying notes to the financial statements.

74 :: TTT ULTRAPRO SHORT 20+ YEAR TREASURY :: MAY 31, 2017 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

	Percentage of Net Assets	Shares	Value
Common Stocks (a) — 69.9%
3M Co. (Industrial Conglomerates)	0.4%	37,424	$7,652,085
AbbVie, Inc. (Biotechnology)	0.3%	100,055	6,605,631
Alphabet, Inc., Class A* (Internet Software & Services)	1.0%	18,653	18,412,190
Alphabet, Inc., Class C* (Internet Software & Services)	1.0%	18,548	17,896,223
Altria Group, Inc. (Tobacco)	0.5%	121,738	9,183,915
Amazon.com, Inc.* (Internet & Direct Marketing Retail)	1.3%	24,863	24,729,237
Amgen, Inc. (Biotechnology)	0.4%	46,223	7,175,658
Apple, Inc. (Technology Hardware, Storage & Peripherals)	2.7%	329,323	50,307,381
AT&T, Inc. (Diversified Telecommunication Services)	0.8%	385,512	14,853,777
Bank of America Corp. (Banks)	0.7%	629,284	14,102,255
Berkshire Hathaway, Inc., Class B* (Diversified Financial Services)	1.1%	119,220	19,704,682
Boeing Co. (The) (Aerospace & Defense)	0.4%	35,754	6,708,523
Bristol-Myers Squibb Co. (Pharmaceuticals)	0.3%	104,995	5,664,480
Broadcom Ltd. (Semiconductors & Semiconductor Equipment)	0.3%	25,177	6,029,388
Chevron Corp. (Oil, Gas & Consumable Fuels)	0.7%	118,833	12,296,839
Cisco Systems, Inc. (Communications Equipment)	0.5%	314,346	9,911,329
Citigroup, Inc. (Banks)	0.6%	173,920	10,529,117
Coca-Cola Co. (The) (Beverages)	0.6%	242,554	11,028,930
Comcast Corp., Class A (Media)	0.7%	297,078	12,385,182
Exxon Mobil Corp. (Oil, Gas & Consumable Fuels)	1.1%	260,279	20,952,459
Facebook, Inc., Class A* (Internet Software & Services)	1.2%	147,838	22,391,544
General Electric Co. (Industrial Conglomerates)	0.8%	547,665	14,995,068
Home Depot, Inc. (The) (Specialty Retail)	0.6%	76,466	11,738,296
Honeywell International, Inc. (Industrial Conglomerates)	0.3%	47,779	6,354,129
Intel Corp. (Semiconductors & Semiconductor Equipment)	0.6%	296,782	10,716,798
International Business Machines Corp. (IT Services)	0.4%	53,878	8,223,399
Johnson & Johnson (Pharmaceuticals)	1.2%	170,318	21,843,284
JPMorgan Chase & Co. (Banks)	1.0%	224,213	18,419,098
Mastercard, Inc., Class A (IT Services)	0.4%	59,136	7,266,632
	Percentage of Net Assets	Shares	Value
Common Stocks (a) (continued)
McDonald's Corp. (Hotels, Restaurants & Leisure)	0.4%	51,414	$7,757,859
Medtronic plc (Health Care Equipment & Supplies)	0.4%	85,925	7,241,759
Merck & Co., Inc. (Pharmaceuticals)	0.6%	172,344	11,221,318
Microsoft Corp. (Software)	1.8%	485,061	33,876,660
Oracle Corp. (Software)	0.5%	188,128	8,539,130
PepsiCo, Inc. (Beverages)	0.6%	89,585	10,469,799
Pfizer, Inc. (Pharmaceuticals)	0.7%	373,601	12,198,073
Philip Morris International, Inc. (Tobacco)	0.6%	97,386	11,666,843
Priceline Group, Inc. (The)* (Internet & Direct Marketing Retail)	0.3%	3,096	5,811,471
Procter & Gamble Co. (The) (Household Products)	0.8%	160,472	14,135,978
Schlumberger Ltd. (Energy Equipment & Services)	0.3%	87,508	6,089,682
Starbucks Corp. (Hotels, Restaurants & Leisure)	0.3%	91,489	5,819,615
Union Pacific Corp. (Road & Rail)	0.3%	51,086	5,634,786
United Technologies Corp. (Aerospace & Defense)	0.3%	47,042	5,705,254
UnitedHealth Group, Inc. (Health Care Providers & Services)	0.6%	60,389	10,578,945
Verizon Communications, Inc. (Diversified Telecommunication Services)	0.6%	255,867	11,933,637
Visa, Inc., Class A (IT Services)	0.6%	116,636	11,107,246
Wal-Mart Stores, Inc. (Food & Staples Retailing)	0.4%	94,520	7,429,272
Walt Disney Co. (The) (Media)	0.5%	91,309	9,855,893
Wells Fargo & Co. (Banks)	0.8%	282,663	14,455,386
Other Common Stocks	36.6%	10,643,715	680,127,906
Total Common Stocks (Cost $1,297,805,911)			1,299,734,041

	Principal Amount
Short-Term Investment (a) — 8.2%
Repurchase Agreement (b) — 8.2%
Repurchase Agreements with various counterparties, rates 0.60% - 0.81%, dated 5/31/2017, due 6/1/2017, total to be received $153,151,805 (Cost $153,148,433)	$153,148,433	153,148,433
Total Investments — 78.1% (Cost $1,450,954,344)		1,452,882,474
Other assets less liabilities — 21.9%		407,949,694
Net Assets — 100.0%		$1,860,832,168

See accompanying notes to the financial statements.

PROSHARES TRUST SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2017 :: ULTRA S&P500® SSO :: 75

*  Non-income producing security.

(a)  All or a portion of this security is segregated in connection with obligations for swaps with a total value of $340,996,518.

(b)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subjected to repurchase.

As of May 31, 2017, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$84,943,831
Aggregate gross unrealized depreciation	(88,608,578)
Net unrealized depreciation	$(3,664,747)
Federal income tax cost of investments	$1,456,547,221

Futures Contracts Purchased

Ultra S&P500® had the following open long futures contracts as of May 31, 2017:

	Number of Contracts	Expiration Date	Notional Amount at Value	Unrealized Appreciation
E-Mini S&P 500 Futures Contracts	747	6/16/2017	$90,022,838	$1,453,981

Cash collateral in the amount of $3,779,820 was pledged to cover margin requirements for open futures contracts as of May 31, 2017.

Swap Agreements1

Ultra S&P500® had the following open swap agreements as of May 31, 2017:

Notional Amount at Value	Termination Date	Counterparty	Rate Paid (Received)[2]	Underlying Instrument	Unrealized Appreciation[3]	Financial Instruments for the Benefit of (the Fund)/the Counterparty	Cash Collateral for the Benefit of (the Fund)/the Counterparty	Net Amount[4]
$513,578,488	11/6/2017	Bank of America NA	1.09%	S&P 500®	$72,590,790	$(72,590,790)	$—	$—
213,421,418	1/8/2018	Citibank NA	1.32%	S&P 500®	36,342,919	(36,342,919)	—	—
351,572,333	11/6/2017	Credit Suisse International	1.29%	S&P 500®	14,363,497	—	(14,363,497)	—
127,940,681	11/6/2017	Goldman Sachs International	1.50%	S&P 500®	30,085,618
636,958,963	11/6/2018	Goldman Sachs International	1.25%	SPDR® S&P 500® ETF Trust	82,259,373
764,899,644					112,344,991	(112,344,991)	—	—
110,287,734	11/6/2017	Morgan Stanley & Co. International plc	1.19%	S&P 500®	50,142,219	(50,142,219)	—	—
245,362,948	1/8/2018	Societe Generale	1.29%	S&P 500®	46,913,621	(46,913,621)	—	—
132,782,876	11/6/2017	UBS AG	1.39%	S&P 500®	32,205,924	—	(32,205,924)	—
$2,331,905,441					$364,903,961

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Reflects the floating financing rate, as of May 31, 2017, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions.

3  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

4  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

See accompanying notes to the financial statements.

76 :: SSO ULTRA S&P500® :: MAY 31, 2017 :: SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Ultra S&P500® invested, as a percentage of net assets, in the following industries, as of May 31, 2017:

Aerospace & Defense	1.6%
Air Freight & Logistics	0.5%
Airlines	0.4%
Auto Components	0.1%
Automobiles	0.3%
Banks	4.2%
Beverages	1.5%
Biotechnology	1.9%
Building Products	0.2%
Capital Markets	1.9%
Chemicals	1.5%
Commercial Services & Supplies	0.2%
Communications Equipment	0.7%
Construction & Engineering	0.1%
Construction Materials	0.1%
Consumer Finance	0.5%
Containers & Packaging	0.2%
Distributors	0.1%
Diversified Consumer Services	0.0%*
Diversified Financial Services	1.1%
Diversified Telecommunication Services	1.5%
Electric Utilities	1.4%
Electrical Equipment	0.4%
Electronic Equipment, Instruments & Components	0.3%
Energy Equipment & Services	0.7%
Equity Real Estate Investment Trusts (REITs)	2.0%
Food & Staples Retailing	1.4%
Food Products	1.1%
Health Care Equipment & Supplies	1.9%
Health Care Providers & Services	1.9%
Health Care Technology	0.1%
Hotels, Restaurants & Leisure	1.2%
Household Durables	0.3%
Household Products	1.2%
Independent Power and Renewable Electricity Producers	0.0%*
Industrial Conglomerates	1.6%
Insurance	1.9%
Internet & Direct Marketing Retail	2.0%
Internet Software & Services	3.5%
IT Services	2.7%
Leisure Products	0.1%
Life Sciences Tools & Services	0.5%
Machinery	1.1%
Media	2.2%
Metals & Mining	0.2%
Multiline Retail	0.3%
Multi-Utilities	0.8%
Oil, Gas & Consumable Fuels	3.5%
Personal Products	0.1%
Pharmaceuticals	3.5%
Professional Services	0.2%
Real Estate Management & Development	0.0%*
Road & Rail	0.7%

See accompanying notes to the financial statements.

PROSHARES TRUST SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2017 :: ULTRA S&P500® SSO :: 77

Semiconductors & Semiconductor Equipment	2.5%
Software	3.4%
Specialty Retail	1.6%
Technology Hardware, Storage & Peripherals	3.1%
Textiles, Apparel & Luxury Goods	0.5%
Tobacco	1.3%
Trading Companies & Distributors	0.1%
Water Utilities	0.0%*
Other[1]	30.1%
100.0%

*  Amount represents less than 0.05%.

1  Includes any non-equity securities and net other assets (liabilities).
See accompanying notes to the financial statements.

78 :: SSO ULTRA S&P500® :: MAY 31, 2017 :: SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Shares	Value
Common Stocks (a) — 72.2%
Airlines — 0.3%
American Airlines Group, Inc.	68,625	$3,322,136
Automobiles — 0.6%
Tesla, Inc.*	20,413	6,961,037
Beverages — 0.3%
Monster Beverage Corp.*	77,720	3,929,523
Biotechnology — 5.4%
Alexion Pharmaceuticals, Inc.*	30,574	2,997,169
Amgen, Inc.	100,245	15,562,034
Biogen, Inc.*	29,395	7,283,199
BioMarin Pharmaceutical, Inc.*	23,530	2,062,169
Celgene Corp.*	105,896	12,115,562
Gilead Sciences, Inc.	177,916	11,544,969
Incyte Corp.*	25,782	3,334,386
Regeneron Pharmaceuticals, Inc.*	14,179	6,509,012
Shire plc, ADR	11,190	1,932,737
Vertex Pharmaceuticals, Inc.*	33,817	4,179,781
		67,521,018
Commercial Services & Supplies — 0.1%
Cintas Corp.	14,298	1,799,832
Communications Equipment — 1.7%
Cisco Systems, Inc.	681,661	21,492,771
Food & Staples Retailing — 1.8%
Costco Wholesale Corp.	59,789	10,787,729
Walgreens Boots Alliance, Inc.	146,928	11,904,107
		22,691,836
Food Products — 2.0%
Kraft Heinz Co. (The)	165,675	15,275,235
Mondelez International, Inc., Class A	207,800	9,681,402
		24,956,637
Health Care Equipment & Supplies — 0.8%
DENTSPLY SIRONA, Inc.	31,427	1,996,243
Hologic, Inc.*	38,017	1,646,516
IDEXX Laboratories, Inc.*	11,979	2,017,144
Intuitive Surgical, Inc.*	5,280	4,829,511
		10,489,414
Health Care Providers & Services — 0.6%
Express Scripts Holding Co.*	82,450	4,926,387
Henry Schein, Inc.*	10,780	1,983,197
		6,909,584
Investments	Shares	Value
Common Stocks (a) (continued)
Health Care Technology — 0.2%
Cerner Corp.*	44,881	$2,932,973
Hotels, Restaurants & Leisure — 1.7%
Marriott International, Inc., Class A	52,210	5,620,406
Norwegian Cruise Line Holdings Ltd.*	30,943	1,546,222
Starbucks Corp.	198,379	12,618,888
Wynn Resorts Ltd.	13,874	1,785,584
		21,571,100
Internet & Direct Marketing Retail — 7.9%
Amazon.com, Inc.*	64,952	64,602,558
Ctrip.com International Ltd., ADR*	57,103	3,120,679
Expedia, Inc.	18,649	2,681,353
JD.com, Inc., ADR*	124,844	4,997,505
Liberty Interactive Corp. QVC Group, Class A*	57,879	1,357,842
Liberty Ventures, Series A*	11,046	595,269
Netflix, Inc.*	58,587	9,553,782
Priceline Group, Inc. (The)*	6,693	12,563,364
		99,472,352
Internet Software & Services — 12.5%
Akamai Technologies, Inc.*	23,574	1,111,514
Alphabet, Inc., Class A*	40,443	39,920,881
Alphabet, Inc., Class C*	47,224	45,564,548
Baidu, Inc., ADR*	37,459	6,971,120
eBay, Inc.*	147,966	5,075,234
Facebook, Inc., Class A*	320,582	48,555,350
NetEase, Inc., ADR	10,214	2,908,743
Yahoo!, Inc.*	129,874	6,535,260
		156,642,650
IT Services — 2.1%
Automatic Data Processing, Inc.	61,104	6,255,217
Cognizant Technology Solutions Corp., Class A	82,584	5,525,695
Fiserv, Inc.*	29,206	3,658,928
Paychex, Inc.	48,845	2,893,089
PayPal Holdings, Inc.*	164,374	8,581,967
		26,914,896
Leisure Products — 0.2%
Hasbro, Inc.	16,919	1,780,894
Mattel, Inc.	46,613	1,067,904
		2,848,798
Life Sciences Tools & Services — 0.3%
Illumina, Inc.*	19,914	3,531,947

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2017 :: ULTRA QQQ® QLD :: 79

Investments	Shares	Value
Common Stocks (a) (continued)
Machinery — 0.2%
PACCAR, Inc.	47,764	$3,007,221
Media — 4.7%
Charter Communications, Inc., Class A*	36,602	12,647,821
Comcast Corp., Class A	644,210	26,857,115
Discovery Communications, Inc., Class A*	20,776	550,564
Discovery Communications, Inc., Class C*	31,241	806,955
DISH Network Corp., Class A*	30,888	1,969,728
Liberty Global plc, Class A*	34,496	1,054,887
Liberty Global plc, Class C*	85,851	2,551,492
Liberty Global plc LiLAC, Class A*	6,833	144,244
Liberty Global plc LiLAC, Class C*	16,423	344,226
Sirius XM Holdings, Inc.	641,820	3,369,555
Twenty-First Century Fox, Inc., Class A	143,239	3,884,642
Twenty-First Century Fox, Inc., Class B	108,693	2,923,842
Viacom, Inc., Class B	47,296	1,645,428
		58,750,499
Multiline Retail — 0.2%
Dollar Tree, Inc.*	32,134	2,496,812
Pharmaceuticals — 0.2%
Mylan NV*	72,838	2,839,225
Professional Services — 0.2%
Verisk Analytics, Inc.*	22,642	1,831,511
Road & Rail — 0.7%
CSX Corp.	126,106	6,831,162
JB Hunt Transport Services, Inc.	15,151	1,293,592
		8,124,754
Semiconductors & Semiconductor Equipment — 8.0%
Analog Devices, Inc.	50,122	4,298,463
Applied Materials, Inc.	146,985	6,743,672
Broadcom Ltd.	54,589	13,072,974
Intel Corp.	643,568	23,239,240
KLA-Tencor Corp.	21,334	2,218,736
Lam Research Corp.	22,166	3,439,498
Maxim Integrated Products, Inc.	38,479	1,839,296
Microchip Technology, Inc.	29,460	2,454,018
Micron Technology, Inc.*	150,105	4,618,731
NVIDIA Corp.	77,114	11,131,406
QUALCOMM, Inc.	201,052	11,514,248
Skyworks Solutions, Inc.	25,171	2,678,950
Texas Instruments, Inc.	136,069	11,224,332
Xilinx, Inc.	33,885	2,260,468
		100,734,032
Investments	Shares	Value
Common Stocks (a) (continued)
Software — 8.8%
Activision Blizzard, Inc.	102,340	$5,995,077
Adobe Systems, Inc.*	67,253	9,540,511
Autodesk, Inc.*	30,294	3,385,960
CA, Inc.	56,894	1,807,522
Check Point Software Technologies Ltd.*	23,341	2,615,359
Citrix Systems, Inc.*	21,282	1,756,616
Electronic Arts, Inc.*	41,960	4,755,327
Intuit, Inc.	34,817	4,896,663
Microsoft Corp.	1,051,859	73,461,833
Symantec Corp.	84,235	2,553,163
		110,768,031
Specialty Retail — 0.8%
O'Reilly Automotive, Inc.*	12,474	3,019,706
Ross Stores, Inc.	53,647	3,429,116
Tractor Supply Co.	17,794	981,339
Ulta Beauty, Inc.*	8,471	2,582,300
		10,012,461
Technology Hardware, Storage & Peripherals — 9.1%
Apple, Inc.	714,151	109,093,706
Seagate Technology plc	40,179	1,750,599
Western Digital Corp.	39,212	3,531,433
		114,375,738
Trading Companies & Distributors — 0.1%
Fastenal Co.	39,374	1,699,776
Wireless Telecommunication Services — 0.7%
T-Mobile US, Inc.*	112,505	7,585,087
Vodafone Group plc, ADR	59,251	1,792,935
		9,378,022
Total Common Stocks (Cost $785,414,871)		908,006,586
	Principal Amount
Short-Term Investment (a) — 7.8%
Repurchase Agreement (b) — 7.8%
Repurchase Agreements with various counterparties, rates 0.60% - 0.81%, dated 5/31/2017, due 6/1/2017, total to be received $97,670,486 (Cost $97,668,337)	$97,668,337	97,668,337
Total Investments — 80.0% (Cost $883,083,208)		1,005,674,923
Other assets less liabilities — 20.0%		252,077,036
Net Assets — 100.0%		$1,257,751,959

See accompanying notes to the financial statements.

80 :: QLD ULTRA QQQ® :: MAY 31, 2017 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

*  Non-income producing security.

(a)  All or a portion of this security is segregated in connection with obligations for swaps with a total value of $124,639,818.

(b)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subjected to repurchase.

Abbreviations

ADR  American Depositary Receipt

As of May 31, 2017, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$155,195,763
Aggregate gross unrealized depreciation	(33,540,043)
Net unrealized appreciation	$121,655,720
Federal income tax cost of investments	$884,019,203

Futures Contracts Purchased

Ultra QQQ® had the following open long futures contracts as of May 31, 2017:

	Number of Contracts	Expiration Date	Notional Amount at Value	Unrealized Appreciation
E-Mini NASDAQ-100 Futures Contracts	830	6/16/2017	$96,151,350	$4,166,831

Cash collateral in the amount of $3,560,700 was pledged to cover margin requirements for open futures contracts as of May 31, 2017.

Swap Agreements1

Ultra QQQ® had the following open swap agreements as of May 31, 2017:

Notional Amount at Value	Termination Date	Counterparty	Rate Paid (Received)[2]	Underlying Instrument	Unrealized Appreciation[3]	Financial Instruments for the Benefit of (the Fund)/the Counterparty	Cash Collateral for the Benefit of (the Fund)/the Counterparty	Net Amount[4]
$485,353,883	11/6/2017	Bank of America NA	1.19%	NASDAQ-100 Index®	$77,827,475	$(77,827,475)	$—	$—
86,097,410	11/6/2017	Citibank NA	1.40%	NASDAQ-100 Index®	27,260,663	(27,260,663)	—	—
127,641,554	11/6/2018	Credit Suisse International	1.39%	NASDAQ-100 Index®	15,054,405	—	(15,054,405)	—
77,043,730	11/6/2017	Goldman Sachs International	1.50%	NASDAQ-100 Index®	16,094,440
153,528,325	11/6/2017	Goldman Sachs International	1.25%	PowerShares QQQ TrustSM, Series 1	30,078,856
230,572,055					46,173,296	(46,173,296)	—	—
32,685,815	11/6/2017	Morgan Stanley & Co. International plc	1.39%	NASDAQ-100 Index®	3,298,213
208,437,116	11/6/2017	Morgan Stanley & Co. International plc	1.39%	PowerShares QQQ TrustSM, Series 1	42,566,541
241,122,931					45,864,754	(45,864,754)	—	—
227,025,529	11/6/2017	Societe Generale	1.34%	NASDAQ-100 Index®	33,529,614	(33,529,614)	—	—
113,583,596	11/6/2018	UBS AG	1.39%	NASDAQ-100 Index®	17,686,145	—	(17,686,145)	—
$1,511,396,958					$263,396,352

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2017 :: ULTRA QQQ® QLD :: 81

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Reflects the floating financing rate, as of May 31, 2017, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions.

3  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

4  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

See accompanying notes to the financial statements.

82 :: QLD ULTRA QQQ® :: MAY 31, 2017 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Shares	Value
Common Stocks (a) — 71.6%
Aerospace & Defense — 7.2%
Boeing Co. (The)	73,121	$13,719,693
United Technologies Corp.	73,121	8,868,115
		22,587,808
Banks — 1.9%
JPMorgan Chase & Co.	73,121	6,006,890
Beverages — 1.1%
Coca-Cola Co. (The)	73,121	3,324,812
Capital Markets — 4.9%
Goldman Sachs Group, Inc. (The)	73,121	15,447,542
Chemicals — 1.8%
EI du Pont de Nemours & Co.	73,121	5,770,709
Communications Equipment — 0.7%
Cisco Systems, Inc.	73,121	2,305,505
Consumer Finance — 1.8%
American Express Co.	73,121	5,625,930
Diversified Telecommunication Services — 1.1%
Verizon Communications, Inc.	73,121	3,410,363
Food & Staples Retailing — 1.8%
Wal-Mart Stores, Inc.	73,121	5,747,311
Health Care Providers & Services — 4.1%
UnitedHealth Group, Inc.	73,121	12,809,337
Hotels, Restaurants & Leisure — 3.5%
McDonald's Corp.	73,121	11,033,228
Household Products — 2.1%
Procter & Gamble Co. (The)	73,121	6,441,229
Industrial Conglomerates — 5.4%
3M Co.	73,121	14,951,051
General Electric Co.	73,121	2,002,053
		16,953,104
Insurance — 2.9%
Travelers Cos., Inc. (The)	73,121	9,129,157
IT Services — 5.8%
International Business Machines Corp.	73,121	11,160,458
Visa, Inc., Class A	73,121	6,963,313
		18,123,771
Investments	Shares	Value
Common Stocks (a) (continued)
Machinery — 2.5%
Caterpillar, Inc.	73,121	$7,709,147
Media — 2.5%
Walt Disney Co. (The)	73,121	7,892,681
Oil, Gas & Consumable Fuels — 4.3%
Chevron Corp.	73,121	7,566,561
Exxon Mobil Corp.	73,121	5,886,240
		13,452,801
Pharmaceuticals — 5.3%
Johnson & Johnson	73,121	9,377,768
Merck & Co., Inc.	73,121	4,760,908
Pfizer, Inc.	73,121	2,387,401
		16,526,077
Semiconductors & Semiconductor Equipment — 0.9%
Intel Corp.	73,121	2,640,399
Software — 1.6%
Microsoft Corp.	73,121	5,106,771
Specialty Retail — 3.6%
Home Depot, Inc. (The)	73,121	11,224,805
Technology Hardware, Storage & Peripherals — 3.6%
Apple, Inc.	73,121	11,169,964
Textiles, Apparel & Luxury Goods — 1.2%
NIKE, Inc., Class B	73,121	3,874,682
Total Common Stocks (Cost $203,356,823)		224,314,023
	Principal Amount
Short-Term Investment (a) — 13.3%
Repurchase Agreement (b) — 13.3%
Repurchase Agreements with various counterparties, rates 0.60% - 0.81%, dated 5/31/2017, due 6/1/2017, total to be received $41,673,516 (Cost $41,672,598)	$41,672,598	41,672,598
Total Investments — 84.9% (Cost $245,029,421)		265,986,621
Other assets less liabilities — 15.1%		47,404,015
Net Assets — 100.0%		$313,390,636

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2017 :: ULTRA DOW30SM DDM :: 83

(a)  All or a portion of this security is segregated in connection with obligations for swaps with a total value of $28,492,147.

(b)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subjected to repurchase.

As of May 31, 2017, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$26,737,189
Aggregate gross unrealized depreciation	(6,034,500)
Net unrealized appreciation	$20,702,689
Federal income tax cost of investments	$245,283,932

Futures Contracts Purchased

Ultra Dow30SM had the following open long futures contracts as of May 31, 2017:

	Number of Contracts	Expiration Date	Notional Amount at Value	Unrealized Appreciation
E-Mini Dow Jones Industrial Average Futures Contracts	114	6/16/2017	$11,968,290	$226,962

Cash collateral in the amount of $470,250 was pledged to cover margin requirements for open futures contracts as of May 31, 2017.

Swap Agreements1

Ultra Dow30SM had the following open swap agreements as of May 31, 2017:

Notional Amount at Value	Termination Date	Counterparty	Rate Paid (Received)[2]	Underlying Instrument	Unrealized Appreciation[3]	Financial Instruments for the Benefit of (the Fund)/the Counterparty	Cash Collateral for the Benefit of (the Fund)/the Counterparty	Net Amount[4]
$80,896,519	11/6/2018	Bank of America NA	1.24%	Dow Jones Industrial AverageSM	$12,116,137	$(12,116,137)	$—	$—
59,604,592	11/6/2018	Citibank NA	1.35%	Dow Jones Industrial AverageSM	1,489,075	(1,489,039)	(36)	—
62,919,108	11/6/2017	Credit Suisse International	1.44%	Dow Jones Industrial AverageSM	3,662,056	—	(3,640,219)	21,837
30,998,913	11/6/2017	Goldman Sachs International	1.45%	Dow Jones Industrial AverageSM	6,291,598	(6,291,598)	—	—
92,673,507	11/6/2017	Morgan Stanley & Co. International plc	1.34%	SPDR® Dow Jones Industrial AverageSM ETF Trust	10,312,387	(10,312,387)	—	—
48,932,691	11/6/2017	Societe Generale	1.34%	Dow Jones Industrial AverageSM	3,076,835	(3,076,835)	—	—
14,477,675	11/6/2018	UBS AG.	1.39%	Dow Jones Industrial AverageSM	6,729,082	—	(6,729,082)	—
$390,503,005					$43,677,170

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Reflects the floating financing rate, as of May 31, 2017, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions.

3  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

4  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

See accompanying notes to the financial statements.

84 :: DDM ULTRA DOW30SM :: MAY 31, 2017 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

	Percentage of Net Assets	Shares	Value
Common Stocks (a) — 75.9%
Align Technology, Inc.* (Health Care Equipment & Supplies)	0.5%	3,949	$573,395
Alleghany Corp.* (Insurance)	0.4%	808	474,571
American Financial Group, Inc. (Insurance)	0.3%	3,825	381,926
ANSYS, Inc.* (Software)	0.5%	4,468	564,442
AO Smith Corp. (Building Products)	0.4%	7,707	422,883
Atmos Energy Corp. (Gas Utilities)	0.4%	5,504	458,538
Broadridge Financial Solutions, Inc. (IT Services)	0.4%	6,189	469,683
Cadence Design Systems, Inc.* (Software)	0.5%	14,588	512,622
Camden Property Trust (Equity Real Estate Investment Trusts (REITs))	0.3%	4,580	381,560
CDK Global, Inc. (Software)	0.4%	7,588	466,359
Chemours Co. (The) (Chemicals)	0.3%	9,584	383,264
Cognex Corp. (Electronic Equipment, Instruments & Components)	0.4%	4,503	412,070
Domino's Pizza, Inc. (Hotels, Restaurants & Leisure)	0.5%	2,515	532,476
Duke Realty Corp. (Equity Real Estate Investment Trusts (REITs))	0.5%	18,606	533,434
East West Bancorp, Inc. (Banks)	0.4%	7,544	412,883
Everest Re Group Ltd. (Insurance)	0.5%	2,140	544,951
Huntington Ingalls Industries, Inc. (Aerospace & Defense)	0.4%	2,409	471,706
IDEX Corp. (Machinery)	0.4%	3,990	432,795
Ingredion, Inc. (Food Products)	0.4%	3,757	428,636
Jack Henry & Associates, Inc. (IT Services)	0.4%	4,062	431,425
JetBlue Airways Corp.* (Airlines)	0.4%	17,637	395,422
Keysight Technologies, Inc.* (Electronic Equipment, Instruments & Components)	0.3%	9,575	369,978
Kilroy Realty Corp. (Equity Real Estate Investment Trusts (REITs))	0.3%	5,117	374,667
Leidos Holdings, Inc. (IT Services)	0.4%	7,475	415,311
	Percentage of Net Assets	Shares	Value
Common Stocks (a) (continued)
Lennox International, Inc. (Building Products)	0.3%	2,024	$358,451
ManpowerGroup, Inc. (Professional Services)	0.3%	3,540	360,620
MarketAxess Holdings, Inc. (Capital Markets)	0.3%	1,969	375,252
MSCI, Inc. (Capital Markets)	0.4%	4,738	481,997
NVR, Inc.* (Household Durables)	0.4%	180	410,828
OGE Energy Corp. (Electric Utilities)	0.3%	10,451	372,369
Packaging Corp. of America (Containers & Packaging)	0.4%	4,930	503,649
Reinsurance Group of America, Inc. (Insurance)	0.4%	3,367	419,225
ResMed, Inc. (Health Care Equipment & Supplies)	0.5%	7,413	527,064
RPM International, Inc. (Chemicals)	0.3%	6,990	379,068
Signature Bank* (Banks)	0.4%	2,809	401,743
Steel Dynamics, Inc. (Metals & Mining)	0.4%	12,682	431,061
SVB Financial Group* (Banks)	0.4%	2,737	466,659
Take-Two Interactive Software, Inc.* (Software)	0.4%	5,307	407,259
Teleflex, Inc. (Health Care Equipment & Supplies)	0.4%	2,350	470,047
Teradyne, Inc. (Semiconductors & Semiconductor Equipment)	0.3%	10,482	372,635
Toro Co. (The) (Machinery)	0.3%	5,662	387,790
Trimble, Inc.* (Electronic Equipment, Instruments & Components)	0.4%	13,202	475,800
UGI Corp. (Gas Utilities)	0.4%	9,049	463,128
Valspar Corp. (The) (Chemicals)	0.4%	3,825	432,187
VCA, Inc.* (Health Care Providers & Services)	0.3%	4,251	391,645
Wabtec Corp. (Machinery)	0.3%	4,511	368,774
WellCare Health Plans, Inc.* (Health Care Providers & Services)	0.4%	2,318	398,232
West Pharmaceutical Services, Inc. (Health Care Equipment & Supplies)	0.3%	3,834	371,975
Westar Energy, Inc. (Electric Utilities)	0.3%	7,433	393,577
Other Common Stocks	57.2%	1,867,847	65,091,270
Total Common Stocks (Cost $87,082,111)			86,357,302

See accompanying notes to the financial statements.

PROSHARES TRUST SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2017 :: ULTRA MIDCAP400 MVV :: 85

	Principal Amount	Value
Short-Term Investment (a) — 5.9%
Repurchase Agreement (b) — 5.9%
Repurchase Agreements with various counterparties, rates 0.60% - 0.81%, dated 5/31/2017, due 6/1/2017, total to be received $6,710,081 (Cost $6,709,933)	$6,709,933	$6,709,933
Total Investments — 81.8% (Cost $93,792,044)		93,067,235
Other assets less liabilities — 18.2%		20,660,615
Net Assets — 100.0%		$113,727,850

*  Non-income producing security.

(a)  All or a portion of this security is segregated in connection with obligations for swaps with a total value of $14,225,446.

(b)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subjected to repurchase.

As of May 31, 2017, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$7,297,383
Aggregate gross unrealized depreciation	(9,872,219)
Net unrealized depreciation	$(2,574,836)
Federal income tax cost of investments	$95,642,071

Futures Contracts Purchased

Ultra MidCap400 had the following open long futures contracts as of May 31, 2017:

	Number of Contracts	Expiration Date	Notional Amount at Value	Unrealized Appreciation
E-Mini S&P MidCap 400 Futures Contracts	28	6/16/2017	$4,816,280	$38,711

Cash collateral in the amount of $206,360 was pledged to cover margin requirements for open futures contracts as of May 31, 2017.

Swap Agreements1

Ultra MidCap400 had the following open swap agreements as of May 31, 2017:

Notional Amount at Value	Termination Date	Counterparty	Rate Paid (Received)[2]	Underlying Instrument	Unrealized Appreciation/ (Depreciation)[3]	Financial Instruments for the Benefit of (the Fund)/the Counterparty	Cash Collateral for the Benefit of (the Fund)/the Counterparty	Net Amount[4]
$33,428,418	11/6/2018	Bank of America NA	0.99%	S&P MidCap 400®	$4,368,107	$(4,368,107)	$—	$—
22,095,265	11/6/2017	Citibank NA	1.15%	S&P MidCap 400®	4,032,510	(4,032,510)	—	—
8,004,369	11/6/2017	Credit Suisse International	1.29%	S&P MidCap 400®	1,443,082	—	(1,443,082)	—
5,207,824	1/8/2018	Goldman Sachs International	1.40%	S&P MidCap 400®	4,355,371
35,860,281	11/6/2018	Goldman Sachs International	1.15%	SPDR® S&P MidCap 400® ETF Trust	(726,208)
41,068,105					3,629,163	(3,629,163)	—	—
20,422,185	11/6/2017	Morgan Stanley & Co. International plc	1.19%	S&P MidCap 400®	2,898,131	(2,898,131)	—	—
8,793,351	11/6/2017	Societe Generale	1.29%	S&P MidCap 400®	1,984,216	(1,923,662)	—	60,554
2,414,947	11/6/2018	UBS AG	1.44%	S&P MidCap 400®	1,032,100	—	(1,032,100)	—
$136,226,640					$19,387,309

See accompanying notes to the financial statements.

86 :: MVV ULTRA MIDCAP400 :: MAY 31, 2017 :: SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Reflects the floating financing rate, as of May 31, 2017, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions.

3  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

4  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

Ultra MidCap400 invested, as a percentage of net assets, in the following industries, as of May 31, 2017:

Aerospace & Defense	1.3%
Airlines	0.3%
Auto Components	0.5%
Automobiles	0.2%
Banks	5.7%
Beverages	0.1%
Biotechnology	0.5%
Building Products	0.7%
Capital Markets	2.3%
Chemicals	2.6%
Commercial Services & Supplies	1.2%
Communications Equipment	1.2%
Construction & Engineering	0.8%
Construction Materials	0.2%
Consumer Finance	0.2%
Containers & Packaging	1.5%
Distributors	0.2%
Diversified Consumer Services	0.6%
Diversified Telecommunication Services	0.1%
Electric Utilities	1.5%
Electrical Equipment	0.6%
Electronic Equipment, Instruments & Components	3.7%
Energy Equipment & Services	0.8%
Equity Real Estate Investment Trusts (REITs)	7.0%
Food & Staples Retailing	0.4%
Food Products	1.8%
Gas Utilities	1.7%
Health Care Equipment & Supplies	3.1%
Health Care Providers & Services	1.6%
Health Care Technology	0.1%
Hotels, Restaurants & Leisure	2.2%
Household Durables	1.3%
Household Products	0.2%
Industrial Conglomerates	0.3%
Insurance	3.7%
Internet & Direct Marketing Retail	0.0%*
Internet Software & Services	0.6%
IT Services	2.5%
Leisure Products	0.5%
Life Sciences Tools & Services	0.9%
Machinery	3.7%
Marine	0.2%
Media	1.0%
Metals & Mining	1.5%
Multiline Retail	0.2%
Multi-Utilities	0.8%

See accompanying notes to the financial statements.

PROSHARES TRUST SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2017 :: ULTRA MIDCAP400 MVV :: 87

Oil, Gas & Consumable Fuels	1.5%
Paper & Forest Products	0.3%
Personal Products	0.4%
Pharmaceuticals	0.6%
Professional Services	0.6%
Real Estate Management & Development	0.3%
Road & Rail	0.8%
Semiconductors & Semiconductor Equipment	2.0%
Software	3.4%
Specialty Retail	1.5%
Technology Hardware, Storage & Peripherals	0.4%
Textiles, Apparel & Luxury Goods	0.6%
Thrifts & Mortgage Finance	0.4%
Trading Companies & Distributors	0.6%
Water Utilities	0.3%
Wireless Telecommunication Services	0.1%
Other[1]	24.1%
100.0%

*  Amount represents less than 0.05%.

1  Includes any non-equity securities and net other assets (liabilities).

See accompanying notes to the financial statements.

88 :: MVV ULTRA MIDCAP400 :: MAY 31, 2017 :: SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

	Percentage of Net Assets	Shares	Value
Common Stocks (a) — 76.9%
Advanced Micro Devices, Inc.* (Semiconductors & Semiconductor Equipment)	0.3%	49,220	$550,772
Aspen Technology, Inc.* (Software)	0.2%	5,104	312,161
Bank of the Ozarks, Inc. (Banks)	0.2%	5,804	256,537
Blackbaud, Inc. (Software)	0.2%	3,088	255,470
Cavium, Inc.* (Semiconductors & Semiconductor Equipment)	0.2%	4,219	307,860
Chemours Co. (The) (Chemicals)	0.2%	11,990	479,480
Cirrus Logic, Inc.* (Semiconductors & Semiconductor Equipment)	0.2%	4,100	270,395
Coherent, Inc.* (Electronic Equipment, Instruments & Components)	0.2%	1,584	393,070
Curtiss-Wright Corp. (Aerospace & Defense)	0.2%	2,898	260,907
DuPont Fabros Technology, Inc. (Equity Real Estate Investment Trusts (REITs))	0.2%	4,881	266,649
EMCOR Group, Inc. (Construction & Engineering)	0.1%	3,963	249,748
EPAM Systems, Inc.* (IT Services)	0.2%	3,154	264,558
Exact Sciences Corp.* (Biotechnology)	0.1%	6,915	252,190
Exelixis, Inc.* (Biotechnology)	0.2%	14,872	278,255
Fair Isaac Corp. (Software)	0.2%	2,027	268,902
FNB Corp. (Banks)	0.2%	20,803	274,600
Gramercy Property Trust (Equity Real Estate Investment Trusts (REITs))	0.2%	9,214	272,274
Hancock Holding Co. (Banks)	0.2%	5,497	253,961
Healthcare Realty Trust, Inc. (Equity Real Estate Investment Trusts (REITs))	0.1%	7,470	248,452
HealthSouth Corp. (Health Care Providers & Services)	0.2%	5,804	263,095
Hudson Pacific Properties, Inc. (Equity Real Estate Investment Trusts (REITs))	0.2%	8,003	262,178
IBERIABANK Corp. (Banks)	0.2%	3,309	255,455
IDACORP, Inc. (Electric Utilities)	0.2%	3,307	288,701
Investors Bancorp, Inc. (Banks)	0.2%	19,468	257,562
j2 Global, Inc. (Internet Software & Services)	0.2%	3,081	260,714
LogMeIn, Inc. (Internet Software & Services)	0.2%	3,405	377,955
	Percentage of Net Assets	Shares	Value
Common Stocks (a) (continued)
Masimo Corp.* (Health Care Equipment & Supplies)	0.1%	2,808	$244,408
MAXIMUS, Inc. (IT Services)	0.2%	4,199	260,674
Medical Properties Trust, Inc. (Equity Real Estate Investment Trusts (REITs))	0.1%	19,270	249,547
Medidata Solutions, Inc.* (Health Care Technology)	0.2%	3,598	256,106
Microsemi Corp.* (Semiconductors & Semiconductor Equipment)	0.2%	7,451	365,919
MKS Instruments, Inc. (Semiconductors & Semiconductor Equipment)	0.2%	3,483	284,735
Monolithic Power Systems, Inc. (Semiconductors & Semiconductor Equipment)	0.1%	2,549	250,312
New Residential Investment Corp. (Mortgage Real Estate Investment Trusts (REITs))	0.2%	19,513	313,964
NuVasive, Inc.* (Health Care Equipment & Supplies)	0.1%	3,242	243,247
Olin Corp. (Chemicals)	0.2%	10,838	317,987
PAREXEL International Corp.* (Life Sciences Tools & Services)	0.2%	3,435	277,617
Portland General Electric Co. (Electric Utilities)	0.2%	5,858	277,318
PrivateBancorp, Inc. (Banks)	0.2%	5,139	306,233
Prosperity Bancshares, Inc. (Banks)	0.2%	4,380	274,363
Southwest Gas Holdings, Inc. (Gas Utilities)	0.1%	3,099	246,587
Take-Two Interactive Software, Inc.* (Software)	0.3%	6,376	489,294
Teledyne Technologies, Inc.* (Aerospace & Defense)	0.2%	2,238	294,319
TESARO, Inc.* (Biotechnology)	0.2%	1,871	279,359
Umpqua Holdings Corp. (Banks)	0.1%	14,461	245,042
Universal Display Corp. (Electronic Equipment, Instruments & Components)	0.2%	2,714	307,768
Webster Financial Corp. (Banks)	0.2%	6,006	292,612
WGL Holdings, Inc. (Gas Utilities)	0.2%	3,303	273,290
XPO Logistics, Inc.* (Air Freight & Logistics)	0.2%	6,408	337,061
Other Common Stocks	67.8%	5,042,774	107,242,832
Total Common Stocks (Cost $121,945,150)			121,612,495

See accompanying notes to the financial statements.

PROSHARES TRUST SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2017 :: ULTRA RUSSELL2000 UWM :: 89

	Percentage of Net Assets	No. of Rights	Value
Rights — 0.1%
ANI Pharmaceuticals, Inc., CVR*(b)(c)	0.0%	2	$—
Dyax Corp., CVR*(b)(c)	0.1%	11,283	12,524
Omthera Pharmaceuticals, Inc., CVR, at $4.70 *(b)(c)	0.0%	3,327	—
Tobira Therapeutics, Inc., CVR*(b)(c)	0.0%	756	10,388
Total Rights (Cost $—)			22,912
		Principal Amount
Short-Term Investment (a) — 8.1%
Repurchase Agreement (d) — 8.1%
Repurchase Agreements with various counterparties, rates 0.60% - 0.81%, dated 5/31/2017, due 6/1/2017, total to be received $12,881,874 (Cost $12,881,590)		$12,881,590	12,881,590
Total Investments — 85.1% (Cost $134,826,740)			134,516,997
Other assets less liabilities — 14.9%			23,640,263
Net Assets — 100.0%			$158,157,260

*  Non-income producing security.

(a)  All or a portion of this security is segregated in connection with obligations for swaps with a total value of $7,870,963.

(b)  Security fair valued as of 5/31/2017 in accordance with procedures approved by the Board of Trustees. Total value of all such securities at 5/31/2017 amounted to $22,912, which represents approximately 0.01% of net assets of the Fund.

(c)  Illiquid security.

(d)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subjected to repurchase.

Abbreviations

CVR  Contingent Value Rights — No defined expiration

As of May 31, 2017, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$6,038,870
Aggregate gross unrealized depreciation	(7,988,674)
Net unrealized depreciation	$(1,949,804)
Federal income tax cost of investments	$136,466,801

Futures Contracts Purchased

Ultra Russell2000 had the following open long futures contracts as of May 31, 2017:

	Number of Contracts	Expiration Date	Notional Amount at Value	Unrealized Appreciation
E-Mini Russell 2000 Futures Contracts	67	6/16/2017	$4,586,820	$12,773

Cash collateral in the amount of $224,450 was pledged to cover margin requirements for open futures contracts as of May 31, 2017.

See accompanying notes to the financial statements.

90 :: UWM ULTRA RUSSELL2000 :: MAY 31, 2017 :: SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Swap Agreements1

Ultra Russell2000 had the following open swap agreements as of May 31, 2017:

Notional Amount at Value	Termination Date	Counterparty	Rate Paid (Received)[2]	Underlying Instrument	Unrealized Appreciation/ (Depreciation)[3]	Financial Instruments for the Benefit of (the Fund)/the Counterparty	Cash Collateral for the Benefit of (the Fund)/the Counterparty	Net Amount[4]
$24,835,317	11/6/2018	Bank of America NA	0.69%	Russell 2000® Index	$2,000,384	$(2,000,384)	$—	$—
29,052,300	11/6/2017	Citibank NA	0.75%	Russell 2000® Index	1,368,781	(1,368,781)	—	—
12,801,329	11/6/2017	Credit Suisse International	0.74%	Russell 2000® Index	2,572,465	—	(2,572,465)	—
9,708,591	11/6/2017	Goldman Sachs International	1.10%	Russell 2000® Index	3,394,004	(3,376,101)	—	17,903
2,936,319	11/6/2017	Morgan Stanley & Co. International plc	0.49%	iShares® Russell 2000 ETF	423,245
31,686,610	11/6/2017	Morgan Stanley & Co. International plc	0.74%	Russell 2000® Index	12,522,570
34,622,929					12,945,815	(12,945,815)	—	—
26,010,361	11/6/2017	Societe Generale	1.09%	Russell 2000® Index	(453,175)	328,589	124,586	—
53,095,857	11/6/2017	UBS AG	0.99%	Russell 2000® Index	70,473	—	(70,473)	—
$190,126,684					$21,898,747

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Reflects the floating financing rate, as of May 31, 2017, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions.

3  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

4  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

Ultra Russell2000 invested, as a percentage of net assets, in the following industries, as of May 31, 2017:

Aerospace & Defense	1.3%
Air Freight & Logistics	0.5%
Airlines	0.3%
Auto Components	0.9%
Automobiles	0.0%*
Banks	8.5%
Beverages	0.2%
Biotechnology	3.8%
Building Products	0.9%
Capital Markets	1.0%
Chemicals	2.1%
Commercial Services & Supplies	1.8%
Communications Equipment	1.4%
Construction & Engineering	0.7%
Construction Materials	0.2%
Consumer Finance	0.4%
Containers & Packaging	0.1%

See accompanying notes to the financial statements.

PROSHARES TRUST SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2017 :: ULTRA RUSSELL2000 UWM :: 91

Distributors	0.1%
Diversified Consumer Services	0.9%
Diversified Financial Services	0.1%
Diversified Telecommunication Services	0.5%
Electric Utilities	0.9%
Electrical Equipment	0.5%
Electronic Equipment, Instruments & Components	2.4%
Energy Equipment & Services	0.7%
Equity Real Estate Investment Trusts (REITs)	5.8%
Food & Staples Retailing	0.4%
Food Products	1.1%
Gas Utilities	1.0%
Health Care Equipment & Supplies	2.5%
Health Care Providers & Services	1.5%
Health Care Technology	0.4%
Hotels, Restaurants & Leisure	2.4%
Household Durables	1.1%
Household Products	0.2%
Independent Power and Renewable Electricity Producers	0.4%
Industrial Conglomerates	0.0%*
Insurance	1.8%
Internet & Direct Marketing Retail	0.4%
Internet Software & Services	1.9%
IT Services	1.6%
Leisure Products	0.2%
Life Sciences Tools & Services	0.6%
Machinery	2.6%
Marine	0.1%
Media	1.1%
Metals & Mining	0.9%
Mortgage Real Estate Investment Trusts (REITs)	0.8%
Multiline Retail	0.1%
Multi-Utilities	0.4%
Oil, Gas & Consumable Fuels	1.5%
Paper & Forest Products	0.4%
Personal Products	0.2%
Pharmaceuticals	1.4%
Professional Services	1.0%
Real Estate Management & Development	0.4%
Road & Rail	0.4%
Semiconductors & Semiconductor Equipment	3.2%
Software	3.1%
Specialty Retail	1.7%
Technology Hardware, Storage & Peripherals	0.4%
Textiles, Apparel & Luxury Goods	0.6%
Thrifts & Mortgage Finance	1.7%
Tobacco	0.2%
Trading Companies & Distributors	0.9%
Transportation Infrastructure	0.0%*
Water Utilities	0.3%
Wireless Telecommunication Services	0.1%
Other[1]	23.0%
100.0%

*  Amount represents less than 0.05%.

1  Includes any non-equity securities and net other assets (liabilities).

See accompanying notes to the financial statements.

92 :: UWM ULTRA RUSSELL2000 :: MAY 31, 2017 :: SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

	Percentage of Net Assets	Shares	Value
Common Stocks (a) — 49.4%
Advanced Energy Industries, Inc.* (Semiconductors & Semiconductor Equipment)	0.2%	663	$51,005
ALLETE, Inc. (Electric Utilities)	0.2%	835	61,281
Avista Corp. (Multi-Utilities)	0.2%	1,073	45,967
B&G Foods, Inc. (Food Products)	0.2%	1,110	45,010
Balchem Corp. (Chemicals)	0.2%	530	41,722
Barnes Group, Inc. (Machinery)	0.2%	835	47,253
Blackbaud, Inc. (Software)	0.3%	793	65,605
Brink's Co. (The) (Commercial Services & Supplies)	0.2%	752	47,451
CACI International, Inc., Class A* (IT Services)	0.2%	407	50,102
Cantel Medical Corp. (Health Care Equipment & Supplies)	0.2%	606	47,159
Chemed Corp. (Health Care Providers & Services)	0.2%	272	55,668
Community Bank System, Inc. (Banks)	0.2%	821	44,137
CoreSite Realty Corp. (Equity Real Estate Investment Trusts (REITs))	0.2%	566	59,588
Darling Ingredients, Inc.* (Food Products)	0.2%	2,749	43,077
Dorman Products, Inc.* (Auto Components)	0.2%	507	42,284
EastGroup Properties, Inc. (Equity Real Estate Investment Trusts (REITs))	0.2%	556	45,281
Evercore Partners, Inc., Class A (Capital Markets)	0.2%	654	44,341
First Financial Bankshares, Inc. (Banks)	0.2%	1,104	42,228
FirstCash, Inc. (Consumer Finance)	0.2%	806	43,242
Five Below, Inc.* (Specialty Retail)	0.2%	916	46,991
Hawaiian Holdings, Inc.* (Airlines)	0.2%	892	44,689
HB Fuller Co. (Chemicals)	0.2%	838	42,528
Healthcare Services Group, Inc. (Commercial Services & Supplies)	0.2%	1,215	58,162
Home BancShares, Inc. (Banks)	0.2%	2,107	49,325
ILG, Inc. (Hotels, Restaurants & Leisure)	0.2%	1,766	47,576
Integra LifeSciences Holdings Corp.* (Health Care Equipment & Supplies)	0.2%	998	50,249
iRobot Corp.* (Household Durables)	0.2%	455	42,188
	Percentage of Net Assets	Shares	Value
Common Stocks (a) (continued)
John Bean Technologies Corp. (Machinery)	0.2%	525	$45,307
Lumentum Holdings, Inc.* (Communications Equipment)	0.2%	926	52,828
Marriott Vacations Worldwide Corp. (Hotels, Restaurants & Leisure)	0.2%	407	47,424
Medicines Co. (The)* (Pharmaceuticals)	0.2%	1,191	47,366
Medidata Solutions, Inc.* (Health Care Technology)	0.2%	915	65,130
MKS Instruments, Inc. (Semiconductors & Semiconductor Equipment)	0.3%	898	73,411
Nektar Therapeutics* (Pharmaceuticals)	0.2%	2,568	51,052
On Assignment, Inc.* (Professional Services)	0.2%	809	42,392
PDC Energy, Inc.* (Oil, Gas & Consumable Fuels)	0.2%	933	46,333
Pinnacle Financial Partners, Inc. (Banks)	0.2%	781	46,977
ProAssurance Corp. (Insurance)	0.2%	888	52,880
Sanmina Corp.* (Electronic Equipment, Instruments & Components)	0.2%	1,240	45,384
Selective Insurance Group, Inc. (Insurance)	0.2%	971	49,618
Semtech Corp.* (Semiconductors & Semiconductor Equipment)	0.2%	1,096	41,867
South Jersey Industries, Inc. (Gas Utilities)	0.2%	1,327	48,316
Spire, Inc. (Gas Utilities)	0.2%	805	57,034
Sterling Bancorp (Banks)	0.2%	2,263	48,541
Tetra Tech, Inc. (Commercial Services & Supplies)	0.2%	957	43,974
US Silica Holdings, Inc. (Energy Equipment & Services)	0.2%	1,218	46,284
Viavi Solutions, Inc.* (Communications Equipment)	0.2%	3,844	43,168
WageWorks, Inc.* (Professional Services)	0.2%	617	43,653
Wolverine World Wide, Inc. (Textiles, Apparel & Luxury Goods)	0.2%	1,614	41,964
Other Common Stocks	39.4%	380,099	9,337,750
Total Common Stocks (Cost $13,268,053)			11,722,762

See accompanying notes to the financial statements.

PROSHARES TRUST SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2017 :: ULTRA SMALLCAP600 SAA :: 93

	Principal Amount	Value
Short-Term Investment (a) — 19.3%
Repurchase Agreement (b) — 19.3%
Repurchase Agreements with various counterparties, rates 0.60% - 0.81%, dated 5/31/2017, due 6/1/2017, total to be received $4,571,180 (Cost $4,571,081)	$4,571,081	$4,571,081
Total Investments — 68.7% (Cost $17,839,134)		16,293,843
Other assets less liabilities — 31.3%		7,430,620
Net Assets — 100.0%		$23,724,463

*  Non-income producing security.

(a)  All or a portion of this security is segregated in connection with obligations for swaps with a total value of $616,304.

(b)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subjected to repurchase.

As of May 31, 2017, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$573,820
Aggregate gross unrealized depreciation	(2,171,370)
Net unrealized depreciation	$(1,597,550)
Federal income tax cost of investments	$17,891,393

Swap Agreements1

Ultra SmallCap600 had the following open swap agreements as of May 31, 2017:

Notional Amount at Value	Termination Date	Counterparty	Rate Paid (Received)[2]	Underlying Instrument	Unrealized Appreciation[3]	Financial Instruments for the Benefit of (the Fund)/ the Counterparty	Cash Collateral for the Benefit of (the Fund)/ the Counterparty	Net Amount[4]
$12,928,646	1/8/2018	Bank of America NA	1.04%	S&P SmallCap 600®	$869,611	$(734,531)	$—	$135,080
849,929	1/8/2018	Citibank NA	0.95%	S&P SmallCap 600®	1,486,019	(1,486,019)	—	—
1,327,422	1/8/2018	Credit Suisse International	0.79%	S&P SmallCap 600®	582,003	—	(582,003)	—
1,329,512	11/6/2017	Morgan Stanley & Co. International plc	1.14%	S&P SmallCap 600®	1,279,777	(1,279,777)	—	—
11,810,693	1/8/2018	Societe Generale	1.39%	S&P SmallCap 600®	2,676,724	(2,676,724)	—	—
7,478,583	11/6/2018	UBS AG	1.29%	S&P SmallCap 600®	68,919	—	—	68,919
$35,724,785					$6,963,053

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Reflects the floating financing rate, as of May 31, 2017, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions.

3  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

4  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

See accompanying notes to the financial statements.

94 :: SAA ULTRA SMALLCAP600 :: MAY 31, 2017 :: SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Ultra SmallCap600 invested, as a percentage of net assets, in the following industries, as of May 31, 2017:

Aerospace & Defense	0.9%
Air Freight & Logistics	0.3%
Airlines	0.4%
Auto Components	0.9%
Automobiles	0.0%*
Banks	4.1%
Beverages	0.1%
Biotechnology	0.8%
Building Products	1.0%
Capital Markets	0.9%
Chemicals	1.5%
Commercial Services & Supplies	1.8%
Communications Equipment	0.9%
Construction & Engineering	0.2%
Construction Materials	0.1%
Consumer Finance	0.6%
Containers & Packaging	0.0%*
Distributors	0.1%
Diversified Consumer Services	0.2%
Diversified Telecommunication Services	0.4%
Electric Utilities	0.4%
Electrical Equipment	0.3%
Electronic Equipment, Instruments & Components	1.9%
Energy Equipment & Services	0.8%
Equity Real Estate Investment Trusts (REITs)	3.0%
Food & Staples Retailing	0.2%
Food Products	0.9%
Gas Utilities	0.6%
Health Care Equipment & Supplies	2.0%
Health Care Providers & Services	1.6%
Health Care Technology	0.6%
Hotels, Restaurants & Leisure	1.7%
Household Durables	1.0%
Household Products	0.2%
Industrial Conglomerates	0.1%
Insurance	1.5%
Internet & Direct Marketing Retail	0.3%
Internet Software & Services	0.5%
IT Services	0.9%
Leisure Products	0.3%
Life Sciences Tools & Services	0.2%
Machinery	2.6%
Marine	0.1%
Media	0.3%
Metals & Mining	0.5%
Mortgage Real Estate Investment Trusts (REITs)	0.2%
Multiline Retail	0.2%
Multi-Utilities	0.2%
Oil, Gas & Consumable Fuels	0.6%
Paper & Forest Products	0.5%
Personal Products	0.1%
Pharmaceuticals	1.0%
Professional Services	0.9%

See accompanying notes to the financial statements.

PROSHARES TRUST SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2017 :: ULTRA SMALLCAP600 SAA :: 95

Real Estate Management & Development	0.2%
Road & Rail	0.4%
Semiconductors & Semiconductor Equipment	1.9%
Software	1.2%
Specialty Retail	2.0%
Technology Hardware, Storage & Peripherals	0.3%
Textiles, Apparel & Luxury Goods	0.6%
Thrifts & Mortgage Finance	0.8%
Tobacco	0.1%
Trading Companies & Distributors	0.3%
Water Utilities	0.2%
Wireless Telecommunication Services	0.0%*
Other[1]	50.6%
100.0%

*  Amount represents less than 0.05%.

1  Includes any non-equity securities and net other assets (liabilities).

See accompanying notes to the financial statements.

96 :: SAA ULTRA SMALLCAP600 :: MAY 31, 2017 :: SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

	Percentage of Net Assets	Shares	Value
Common Stocks (a) — 27.4%
3M Co. (Industrial Conglomerates)	0.2%	6,933	$1,417,591
AbbVie, Inc. (Biotechnology)	0.1%	18,542	1,224,143
Alphabet, Inc., Class A* (Internet Software & Services)	0.4%	3,454	3,409,409
Alphabet, Inc., Class C* (Internet Software & Services)	0.4%	3,437	3,316,224
Altria Group, Inc. (Tobacco)	0.2%	22,559	1,701,851
Amazon.com, Inc.* (Internet & Direct Marketing Retail)	0.5%	4,607	4,582,214
Amgen, Inc. (Biotechnology)	0.2%	8,569	1,330,252
Apple, Inc. (Technology Hardware, Storage & Peripherals)	1.1%	61,036	9,323,859
AT&T, Inc. (Diversified Telecommunication Services)	0.3%	71,445	2,752,776
Bank of America Corp. (Banks)	0.3%	116,624	2,613,544
Berkshire Hathaway, Inc., Class B* (Diversified Financial Services)	0.4%	22,093	3,651,531
Boeing Co. (The) (Aerospace & Defense)	0.1%	6,627	1,243,424
Bristol-Myers Squibb Co. (Pharmaceuticals)	0.1%	19,459	1,049,813
Broadcom Ltd. (Semiconductors & Semiconductor Equipment)	0.1%	4,664	1,116,935
Chevron Corp. (Oil, Gas & Consumable Fuels)	0.3%	22,020	2,278,630
Cisco Systems, Inc. (Communications Equipment)	0.2%	58,256	1,836,812
Citigroup, Inc. (Banks)	0.2%	32,234	1,951,446
Coca-Cola Co. (The) (Beverages)	0.2%	44,952	2,043,967
Comcast Corp., Class A (Media)	0.3%	55,059	2,295,410
Exxon Mobil Corp. (Oil, Gas & Consumable Fuels)	0.4%	48,237	3,883,078
Facebook, Inc., Class A* (Internet Software & Services)	0.5%	27,400	4,150,004
General Electric Co. (Industrial Conglomerates)	0.3%	101,495	2,778,933
Home Depot, Inc. (The) (Specialty Retail)	0.3%	14,169	2,175,083
Honeywell International, Inc. (Industrial Conglomerates)	0.1%	8,856	1,177,759
	Percentage of Net Assets	Shares	Value
Common Stocks (a) (continued)
Intel Corp. (Semiconductors & Semiconductor Equipment)	0.2%	55,003	$1,986,158
International Business Machines Corp. (IT Services)	0.2%	9,986	1,524,163
Johnson & Johnson (Pharmaceuticals)	0.5%	31,563	4,047,955
JPMorgan Chase & Co. (Banks)	0.4%	41,551	3,413,415
Mastercard, Inc., Class A (IT Services)	0.2%	10,962	1,347,011
McDonald's Corp. (Hotels, Restaurants & Leisure)	0.2%	9,528	1,437,680
Medtronic plc (Health Care Equipment & Supplies)	0.2%	15,923	1,341,990
Merck & Co., Inc. (Pharmaceuticals)	0.2%	31,940	2,079,613
Microsoft Corp. (Software)	0.7%	89,895	6,278,267
Oracle Corp. (Software)	0.2%	34,868	1,582,659
PepsiCo, Inc. (Beverages)	0.2%	16,603	1,940,393
Pfizer, Inc. (Pharmaceuticals)	0.3%	69,238	2,260,621
Philip Morris International, Inc. (Tobacco)	0.2%	18,047	2,162,031
Priceline Group, Inc. (The)* (Internet & Direct Marketing Retail)	0.1%	570	1,069,941
Procter & Gamble Co. (The) (Household Products)	0.3%	29,740	2,619,797
Schlumberger Ltd. (Energy Equipment & Services)	0.1%	16,218	1,128,611
Starbucks Corp. (Hotels, Restaurants & Leisure)	0.1%	16,958	1,078,698
Union Pacific Corp. (Road & Rail)	0.1%	9,463	1,043,769
United Technologies Corp. (Aerospace & Defense)	0.1%	8,716	1,057,076
UnitedHealth Group, Inc. (Health Care Providers & Services)	0.2%	11,191	1,960,439
Verizon Communications, Inc. (Diversified Telecommunication Services)	0.3%	47,424	2,211,855
Visa, Inc., Class A (IT Services)	0.2%	21,613	2,058,206
Wal-Mart Stores, Inc. (Food & Staples Retailing)	0.2%	17,517	1,376,836
Walt Disney Co. (The) (Media)	0.2%	16,919	1,826,237
Wells Fargo & Co. (Banks)	0.3%	52,386	2,679,020
Other Common Stocks	14.3%	1,972,535	126,044,415
Total Common Stocks (Cost $239,659,450)			240,861,544
See accompanying notes to the financial statements.

PROSHARES TRUSTSUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2017 :: ULTRAPRO S&P500® UPRO :: 97

	Principal Amount	Value
Short-Term Investment (a) — 3.5%
Repurchase Agreement (b) — 3.5%
Repurchase Agreements with various counterparties, rates 0.60% - 0.81%, dated 5/31/2017, due 6/1/2017, total to be received $30,843,175 (Cost $30,842,497)	$30,842,497	$30,842,497
Total Investments — 30.9% (Cost $270,501,947)		271,704,041
Other assets less liabilities — 69.1%		608,757,693
Net Assets — 100.0%		$880,461,734

*  Non-income producing security.

(a)  All or a portion of this security is segregated in connection with obligations for swaps with a total value of $222,249,202.

(b)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subjected to repurchase.

As of May 31, 2017, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$6,584,315
Aggregate gross unrealized depreciation	(11,351,916)
Net unrealized depreciation	$(4,767,601)
Federal income tax cost of investments	$276,471,642

Futures Contracts Purchased

UltraPro S&P500® had the following open long futures contracts as of May 31, 2017:

	Number of Contracts	Expiration Date	Notional Amount at Value	Unrealized Appreciation
E-Mini S&P 500 Futures Contracts	458	6/16/2017	$55,194,725	$1,196,021

Cash collateral in the amount of $2,317,480 was pledged to cover margin requirements for open futures contracts as of May 31, 2017.

See accompanying notes to the financial statements.

98 :: UPRO ULTRAPRO S&P500® :: MAY 31, 2017 :: SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Swap Agreements1

UltraPro S&P500® had the following open swap agreements as of May 31, 2017:

Notional Amount at Value	Termination Date	Counterparty	Rate Paid (Received)[2]	Underlying Instrument	Unrealized Appreciation[3]	Financial Instruments for the Benefit of (the Fund)/ the Counterparty	Cash Collateral for the Benefit of (the Fund)/ the Counterparty	Net Amount[4]
$12,755,457	11/6/2017	Bank of America NA	0.99%	SPDR® S&P 500® ETF Trust	$2,258,220
550,226,999	1/8/2018	Bank of America NA	1.09%	S&P 500®	74,918,308
562,982,456					77,176,528	$(77,176,528)	$—	$—
391,393,632	11/6/2017	Citibank NA	1.32%	S&P 500®	70,383,372	(70,383,372)	—	—
589,069,060	1/8/2018	Credit Suisse International	1.29%	S&P 500®	23,375,253	—	(23,375,253)	—
78,686,604	11/6/2017	Deutsche Bank AG	1.15%	S&P 500®	89,561,402	—	(89,561,402)	—
9,567,967	11/6/2017	Goldman Sachs International	1.25%	SPDR® S&P 500® ETF Trust	1,385,624
248,429,562	11/6/2017	Goldman Sachs International	1.50%	S&P 500®	30,640,093
257,997,529					32,025,717	(32,025,717)	—	—
5,214,804	11/6/2017	Morgan Stanley & Co. International plc	1.29%	SPDR® S&P 500® ETF Trust	759,058
95,336,350	11/6/2017	Morgan Stanley & Co. International plc	1.19%	S&P 500®	93,025,288
100,551,154					93,784,346	(93,784,346)	—	—
144,850,835	11/6/2017	Societe Generale	1.29%	S&P 500®	72,485,416	(72,215,416)	(270,000)	—
219,816,599	11/6/2017	UBS AG	1.39%	S&P 500®	51,874,086	—	(51,874,086)	—
$2,345,347,869					$510,666,120

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Reflects the floating financing rate, as of May 31, 2017, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions.

3  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

4  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

See accompanying notes to the financial statements.

PROSHARES TRUSTSUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2017 :: ULTRAPRO S&P500® UPRO :: 99

UltraPro S&P500® invested, as a percentage of net assets, in the following industries, as of May 31, 2017:

Aerospace & Defense	0.6%
Air Freight & Logistics	0.2%
Airlines	0.2%
Auto Components	0.1%
Automobiles	0.1%
Banks	1.7%
Beverages	0.6%
Biotechnology	0.7%
Building Products	0.1%
Capital Markets	0.8%
Chemicals	0.6%
Commercial Services & Supplies	0.1%
Communications Equipment	0.3%
Construction & Engineering	0.0%*
Construction Materials	0.0%*
Consumer Finance	0.2%
Containers & Packaging	0.1%
Distributors	0.0%*
Diversified Consumer Services	0.0%*
Diversified Financial Services	0.4%
Diversified Telecommunication Services	0.6%
Electric Utilities	0.6%
Electrical Equipment	0.2%
Electronic Equipment, Instruments & Components	0.1%
Energy Equipment & Services	0.3%
Equity Real Estate Investment Trusts (REITs)	0.8%
Food & Staples Retailing	0.5%
Food Products	0.4%
Health Care Equipment & Supplies	0.7%
Health Care Providers & Services	0.7%
Health Care Technology	0.0%*
Hotels, Restaurants & Leisure	0.5%
Household Durables	0.1%
Household Products	0.5%
Independent Power and Renewable Electricity Producers	0.0%*
Industrial Conglomerates	0.6%
Insurance	0.7%
Internet & Direct Marketing Retail	0.8%
Internet Software & Services	1.4%
IT Services	1.1%
Leisure Products	0.0%*
Life Sciences Tools & Services	0.2%
Machinery	0.4%
Media	0.9%
Metals & Mining	0.1%
Multiline Retail	0.1%
Multi-Utilities	0.3%
Oil, Gas & Consumable Fuels	1.4%
Personal Products	0.0%*
Pharmaceuticals	1.4%
Professional Services	0.1%
Real Estate Management & Development	0.0%*
Road & Rail	0.3%

See accompanying notes to the financial statements.

100 :: UPRO ULTRAPRO S&P500® :: MAY 31, 2017 :: SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Semiconductors & Semiconductor Equipment	1.0%
Software	1.3%
Specialty Retail	0.6%
Technology Hardware, Storage & Peripherals	1.2%
Textiles, Apparel & Luxury Goods	0.2%
Tobacco	0.5%
Trading Companies & Distributors	0.0%*
Water Utilities	0.0%*
Other[1]	72.6%
100.0%

*  Amount represents less than 0.05%.

1  Includes any non-equity securities and net other assets (liabilities).

See accompanying notes to the financial statements.

PROSHARES TRUSTSUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2017 :: ULTRAPRO S&P500® UPRO :: 101

Investments	Shares	Value
Common Stocks (a) — 46.6%
Airlines — 0.2%
American Airlines Group, Inc.	62,368	$3,019,235
Automobiles — 0.4%
Tesla, Inc.*	18,552	6,326,418
Beverages — 0.2%
Monster Beverage Corp.*	70,634	3,571,255
Biotechnology — 3.5%
Alexion Pharmaceuticals, Inc.*	27,786	2,723,862
Amgen, Inc.	91,105	14,143,140
Biogen, Inc.*	26,715	6,619,176
BioMarin Pharmaceutical, Inc.*	21,385	1,874,181
Celgene Corp.*	96,240	11,010,818
Gilead Sciences, Inc.	161,694	10,492,324
Incyte Corp.*	23,431	3,030,331
Regeneron Pharmaceuticals, Inc.*	12,887	5,915,906
Shire plc, ADR	10,169	1,756,390
Vertex Pharmaceuticals, Inc.*	30,734	3,798,722
		61,364,850
Commercial Services & Supplies — 0.1%
Cintas Corp.	12,994	1,635,685
Communications Equipment — 1.1%
Cisco Systems, Inc.	619,509	19,533,119
Food & Staples Retailing — 1.2%
Costco Wholesale Corp.	54,337	9,804,025
Walgreens Boots Alliance, Inc.	133,531	10,818,682
		20,622,707
Food Products — 1.3%
Kraft Heinz Co. (The)	150,569	13,882,462
Mondelez International, Inc., Class A	188,853	8,798,661
		22,681,123
Health Care Equipment & Supplies — 0.5%
DENTSPLY SIRONA, Inc.	28,562	1,814,258
Hologic, Inc.*	34,551	1,496,404
IDEXX Laboratories, Inc.*	10,887	1,833,262
Intuitive Surgical, Inc.*	4,798	4,388,635
		9,532,559
Health Care Providers & Services — 0.4%
Express Scripts Holding Co.*	74,932	4,477,187
Henry Schein, Inc.*	9,797	1,802,354
		6,279,541
Investments	Shares	Value
Common Stocks (a) (continued)
Health Care Technology — 0.1%
Cerner Corp.*	40,789	$2,665,561
Hotels, Restaurants & Leisure — 1.1%
Marriott International, Inc., Class A	47,449	5,107,885
Norwegian Cruise Line Holdings Ltd.*	28,122	1,405,256
Starbucks Corp.	180,291	11,468,311
Wynn Resorts Ltd.	12,609	1,622,778
		19,604,230
Internet & Direct Marketing Retail — 5.1%
Amazon.com, Inc.*	59,030	58,712,419
Ctrip.com International Ltd., ADR*	51,896	2,836,116
Expedia, Inc.	16,949	2,436,927
JD.com, Inc., ADR*	113,461	4,541,844
Liberty Interactive Corp. QVC Group, Class A*	52,602	1,234,043
Liberty Ventures, Series A*	10,039	541,002
Netflix, Inc.*	53,245	8,682,662
Priceline Group, Inc. (The)*	6,083	11,418,338
		90,403,351
Internet Software & Services — 8.0%
Akamai Technologies, Inc.*	21,425	1,010,189
Alphabet, Inc., Class A*	36,756	36,281,480
Alphabet, Inc., Class C*	42,918	41,409,861
Baidu, Inc., ADR*	34,043	6,335,402
eBay, Inc.*	134,475	4,612,493
Facebook, Inc., Class A*	291,352	44,128,174
NetEase, Inc., ADR	9,283	2,643,613
Yahoo!, Inc.*	118,032	5,939,370
		142,360,582
IT Services — 1.4%
Automatic Data Processing, Inc.	55,533	5,684,913
Cognizant Technology Solutions Corp., Class A	75,054	5,021,863
Fiserv, Inc.*	26,543	3,325,307
Paychex, Inc.	44,392	2,629,338
PayPal Holdings, Inc.*	149,387	7,799,496
		24,460,917
Leisure Products — 0.1%
Hasbro, Inc.	15,377	1,618,583
Mattel, Inc.	42,363	970,536
		2,589,119
Life Sciences Tools & Services — 0.2%
Illumina, Inc.*	18,098	3,209,861

See accompanying notes to the financial statements.

102 :: TQQQ ULTRAPRO QQQ® :: MAY 31, 2017 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Shares	Value
Common Stocks (a) (continued)
Machinery — 0.1%
PACCAR, Inc.	43,409	$2,733,031
Media — 3.0%
Charter Communications, Inc., Class A*	33,265	11,494,721
Comcast Corp., Class A	585,472	24,408,328
Discovery Communications, Inc., Class A*	18,882	500,373
Discovery Communications, Inc., Class C*	28,392	733,365
DISH Network Corp., Class A*	28,072	1,790,151
Liberty Global plc, Class A*	31,351	958,714
Liberty Global plc, Class C*	78,023	2,318,844
Liberty Global plc LiLAC, Class A*	6,210	131,093
Liberty Global plc LiLAC, Class C*	14,925	312,828
Sirius XM Holdings, Inc.	583,300	3,062,325
Twenty-First Century Fox, Inc., Class A	130,179	3,530,454
Twenty-First Century Fox, Inc., Class B	98,783	2,657,263
Viacom, Inc., Class B	42,984	1,495,413
		53,393,872
Multiline Retail — 0.1%
Dollar Tree, Inc.*	29,204	2,269,151
Pharmaceuticals — 0.1%
Mylan NV*	66,197	2,580,359
Professional Services — 0.1%
Verisk Analytics, Inc.*	20,578	1,664,554
Road & Rail — 0.4%
CSX Corp.	114,608	6,208,315
JB Hunt Transport Services, Inc.	13,770	1,175,683
		7,383,998
Semiconductors & Semiconductor Equipment — 5.2%
Analog Devices, Inc.	45,552	3,906,539
Applied Materials, Inc.	133,583	6,128,788
Broadcom Ltd.	49,612	11,881,082
Intel Corp.	584,889	21,120,342
KLA-Tencor Corp.	19,389	2,016,456
Lam Research Corp.	20,145	3,125,900
Maxim Integrated Products, Inc.	34,971	1,671,614
Microchip Technology, Inc.	26,774	2,230,274
Micron Technology, Inc.*	136,419	4,197,612
NVIDIA Corp.	70,083	10,116,481
QUALCOMM, Inc.	182,721	10,464,432
Skyworks Solutions, Inc.	22,876	2,434,693
Texas Instruments, Inc.	123,663	10,200,961
Xilinx, Inc.	30,795	2,054,334
		91,549,508
Investments	Shares	Value
Common Stocks (a) (continued)
Software — 5.7%
Activision Blizzard, Inc.	93,009	$5,448,467
Adobe Systems, Inc.*	61,121	8,670,625
Autodesk, Inc.*	27,532	3,077,252
CA, Inc.	51,706	1,642,700
Check Point Software Technologies Ltd.*	21,213	2,376,917
Citrix Systems, Inc.*	19,342	1,596,489
Electronic Arts, Inc.*	38,135	4,321,839
Intuit, Inc.	31,643	4,450,271
Microsoft Corp.	955,953	66,763,757
Symantec Corp.	76,554	2,320,352
		100,668,669
Specialty Retail — 0.5%
O'Reilly Automotive, Inc.*	11,337	2,744,461
Ross Stores, Inc.	48,756	3,116,483
Tractor Supply Co.	16,172	891,886
Ulta Beauty, Inc.*	7,699	2,346,963
		9,099,793
Technology Hardware, Storage & Peripherals — 5.9%
Apple, Inc.	649,036	99,146,740
Seagate Technology plc	36,516	1,591,002
Western Digital Corp.	35,636	3,209,378
		103,947,120
Trading Companies & Distributors — 0.1%
Fastenal Co.	35,784	1,544,795
Wireless Telecommunication Services — 0.5%
T-Mobile US, Inc.*	102,247	6,893,492
Vodafone Group plc, ADR	53,849	1,629,471
		8,522,963
Total Common Stocks (Cost $770,912,705)		825,217,926
	Principal Amount
Short-Term Investment (a) — 2.6%
Repurchase Agreement (b) — 2.6%
Repurchase Agreements with various counterparties, rates 0.60% - 0.81%, dated 5/31/2017, due 6/1/2017, total to be received $45,993,666 (Cost $45,992,653)	$45,992,653	45,992,653
Total Investments — 49.2% (Cost $816,905,358)		871,210,579
Other assets less liabilities — 50.8%		900,977,542
Net Assets — 100.0%		$1,772,188,121

See accompanying notes to the financial statements.

PROSHARES TRUSTSCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2017 :: ULTRAPRO QQQ® TQQQ :: 103

*  Non-income producing security.

(a)  All or a portion of this security is segregated in connection with obligations for swaps with a total value of $343,381,458.

(b)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subjected to repurchase.

Abbreviations

ADR  American Depositary Receipt

As of May 31, 2017, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$75,021,611
Aggregate gross unrealized depreciation	(23,830,022)
Net unrealized appreciation	$51,191,589
Federal income tax cost of investments	$820,018,990

Futures Contracts Purchased

UltraPro QQQ® had the following open long futures contracts as of May 31, 2017:

	Number of Contracts	Expiration Date	Notional Amount at Value	Unrealized Appreciation
E-Mini NASDAQ-100 Futures Contracts	1,629	6/16/2017	$188,711,505	$7,104,910

Cash collateral in the amount of $6,988,410 was pledged to cover margin requirements for open futures contracts as of May 31, 2017.

Swap Agreements1

UltraPro QQQ® had the following open swap agreements as of May 31, 2017:

Notional Amount at Value	Termination Date	Counterparty	Rate Paid (Received)[2]	Underlying Instrument	Unrealized Appreciation[3]	Financial Instruments for the Benefit of (the Fund)/the Counterparty	Cash Collateral for the Benefit of (the Fund)/the Counterparty	Net Amount[4]
$720,423,038	11/6/2017	Bank of America NA	1.19%	NASDAQ-100 Index®	$170,706,372	$(170,706,372)	$—	$—
448,416,038	1/8/2018	Citibank NA	1.40%	NASDAQ-100 Index®	167,623,776	(167,623,776)	—	—
1,316,632,993	11/6/2018	Credit Suisse International	1.39%	NASDAQ-100 Index®	110,695,315	—	(110,695,315)	—
624,217	11/6/2018	Goldman Sachs International	1.25%	PowerShares QQQ TrustSM, Series 1	252,815
581,991,479	11/6/2018	Goldman Sachs International	1.50%	NASDAQ-100 Index®	38,385,194
582,615,696					38,638,009	(38,638,009)	—	—
39,070,295	1/8/2018	Morgan Stanley & Co. International plc	1.39%	PowerShares QQQ TrustSM, Series 1	6,805,237
156,833,952	11/6/2017	Morgan Stanley & Co. International plc	1.39%	NASDAQ-100 Index®	128,622,772
195,904,247					135,428,009	(135,428,009)	—	—
546,338,755	11/6/2017	Societe Generale	1.34%	NASDAQ-100 Index®	232,345,575	(149,214,050)	(83,131,525)	—
492,316,649	11/6/2018	UBS AG	1.39%	NASDAQ-100 Index®	38,017,932	—	(38,017,932)	—
$4,302,647,416					$893,454,988

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Reflects the floating financing rate, as of May 31, 2017, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions.

See accompanying notes to the financial statements.

104 :: TQQQ ULTRAPRO QQQ® :: MAY 31, 2017 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

3  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

4  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

See accompanying notes to the financial statements.

PROSHARES TRUSTSCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2017 :: ULTRAPRO QQQ® TQQQ :: 105

Investments	Shares	Value
Common Stocks (a) — 24.7%
Aerospace & Defense — 2.5%
Boeing Co. (The)	13,453	$2,524,186
United Technologies Corp.	13,453	1,631,580
		4,155,766
Banks — 0.7%
JPMorgan Chase & Co.	13,453	1,105,164
Beverages — 0.4%
Coca-Cola Co. (The)	13,453	611,708
Capital Markets — 1.7%
Goldman Sachs Group, Inc. (The)	13,453	2,842,081
Chemicals — 0.6%
EI du Pont de Nemours & Co.	13,453	1,061,711
Communications Equipment — 0.3%
Cisco Systems, Inc.	13,453	424,173
Consumer Finance — 0.6%
American Express Co.	13,453	1,035,074
Diversified Telecommunication Services — 0.4%
Verizon Communications, Inc.	13,453	627,448
Food & Staples Retailing — 0.6%
Wal-Mart Stores, Inc.	13,453	1,057,406
Health Care Providers & Services — 1.4%
UnitedHealth Group, Inc.	13,453	2,356,697
Hotels, Restaurants & Leisure — 1.2%
McDonald's Corp.	13,453	2,029,923
Household Products — 0.7%
Procter & Gamble Co. (The)	13,453	1,185,075
Industrial Conglomerates — 1.9%
3M Co.	13,453	2,750,735
General Electric Co.	13,453	368,343
		3,119,078
Insurance — 1.0%
Travelers Cos., Inc. (The)	13,453	1,679,607
IT Services — 2.0%
International Business Machines Corp.	13,453	2,053,332
Visa, Inc., Class A	13,453	1,281,129
		3,334,461
Investments	Shares	Value
Common Stocks (a) (continued)
Machinery — 0.8%
Caterpillar, Inc.	13,453	$1,418,350
Media — 0.9%
Walt Disney Co. (The)	13,453	1,452,117
Oil, Gas & Consumable Fuels — 1.5%
Chevron Corp.	13,453	1,392,116
Exxon Mobil Corp.	13,453	1,082,967
		2,475,083
Pharmaceuticals — 1.8%
Johnson & Johnson	13,453	1,725,347
Merck & Co., Inc.	13,453	875,925
Pfizer, Inc.	13,453	439,240
		3,040,512
Semiconductors & Semiconductor Equipment — 0.3%
Intel Corp.	13,453	485,788
Software — 0.6%
Microsoft Corp.	13,453	939,557
Specialty Retail — 1.2%
Home Depot, Inc. (The)	13,453	2,065,170
Technology Hardware, Storage & Peripherals — 1.2%
Apple, Inc.	13,453	2,055,080
Textiles, Apparel & Luxury Goods — 0.4%
NIKE, Inc., Class B	13,453	712,874
Total Common Stocks (Cost $42,368,286)		41,269,903
	Principal Amount
Short-Term Investment (a) — 1.0%
Repurchase Agreement (b) — 1.0%
Repurchase Agreements with various counterparties, rates 0.60% - 0.81%, dated 5/31/2017, due 6/1/2017, total to be received $1,625,370 (Cost $1,625,334)	$1,625,334	1,625,334
Total Investments — 25.7% (Cost $43,993,620)		42,895,237
Other assets less liabilities — 74.3%		123,711,108
Net Assets — 100.0%		$166,606,345

See accompanying notes to the financial statements.

106 :: UDOW ULTRAPRO DOW30SM :: MAY 31, 2017 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

(a)  All or a portion of this security is segregated in connection with obligations for swaps with a total value of $40,191,105.

(b)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subjected to repurchase.

As of May 31, 2017, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$1,305,414
Aggregate gross unrealized depreciation	(2,701,861)
Net unrealized depreciation	$(1,396,447)
Federal income tax cost of investments	$44,291,684

Futures Contracts Purchased

UltraPro Dow30SM had the following open long futures contracts as of May 31, 2017:

	Number of Contracts	Expiration Date	Notional Amount at Value	Unrealized Appreciation
E-Mini Dow Jones Industrial Average Futures Contracts	67	6/16/2017	$7,033,995	$61,393

Cash collateral in the amount of $276,375 was pledged to cover margin requirements for open futures contracts as of May 31, 2017.

Swap Agreements1

UltraPro Dow30SM had the following open swap agreements as of May 31, 2017:

Notional Amount at Value	Termination Date	Counterparty	Rate Paid (Received)[2]	Underlying Instrument	Unrealized Appreciation[3]	Financial Instruments for the Benefit of (the Fund)/ the Counterparty	Cash Collateral for the Benefit of (the Fund)/ the Counterparty	Net Amount[4]
$62,923,580	1/8/2018	Bank of America NA	1.24%	Dow Jones Industrial AverageSM	$13,526,525	$(13,526,525)	$—	$—
25,926,313	1/8/2018	Citibank NA	1.35%	Dow Jones Industrial AverageSM	18,726,418	(18,717,440)	(8,978)	—
9,736,791	11/6/2018	Credit Suisse International	1.44%	Dow Jones Industrial AverageSM	3,266,320	—	(3,080,000)	186,320
1,792,764	11/6/2017	Deutsche Bank AG	1.00%	SPDR® Dow Jones Industrial AverageSM ETF Trust	309,787
12,104,149	11/6/2017	Deutsche Bank AG	1.05%	Dow Jones Industrial AverageSM	11,240,131
13,896,913					11,549,918	—	(11,549,918)	—
13,583,560	11/6/2017	Goldman Sachs International	1.45%	Dow Jones Industrial AverageSM	8,624,655	(8,624,655)	—	—
6,200	11/6/2017	Morgan Stanley & Co. International plc	1.34%	SPDR® Dow Jones Industrial AverageSM ETF Trust	220,020
45,987,591	11/6/2017	Morgan Stanley & Co. International plc	1.19%	Dow Jones Industrial AverageSM	21,200,177
45,993,791					21,420,197	(21,420,197)	—	—
94,447,529	1/8/2018	Societe Generale	1.34%	Dow Jones Industrial AverageSM	12,285,875	(12,285,875)	—	—
185,031,465	11/6/2018	UBS AG	1.39%	Dow Jones Industrial AverageSM	11,253,669	—	(11,253,669)	—
$451,539,942					$100,653,577

See accompanying notes to the financial statements.

PROSHARES TRUSTSCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2017 :: ULTRAPRO DOW30SM UDOW :: 107

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Reflects the floating financing rate, as of May 31, 2017, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions.

3  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

4  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

See accompanying notes to the financial statements.

108 :: UDOW ULTRAPRO DOW30SM :: MAY 31, 2017 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

	Percentage of Net Assets	Shares	Value
Common Stocks (a) — 48.3%
Align Technology, Inc.* (Health Care Equipment & Supplies)	0.4%	812	$117,902
Alleghany Corp.* (Insurance)	0.3%	167	98,086
American Financial Group, Inc. (Insurance)	0.2%	786	78,482
ANSYS, Inc.* (Software)	0.3%	918	115,971
AO Smith Corp. (Building Products)	0.2%	1,584	86,914
Atmos Energy Corp. (Gas Utilities)	0.3%	1,131	94,224
Broadridge Financial Solutions, Inc. (IT Services)	0.3%	1,272	96,532
Cadence Design Systems, Inc.* (Software)	0.3%	2,998	105,350
Camden Property Trust (Equity Real Estate Investment Trusts (REITs))	0.2%	941	78,395
CDK Global, Inc. (Software)	0.3%	1,560	95,877
Chemours Co. (The) (Chemicals)	0.2%	1,970	78,780
Cognex Corp. (Electronic Equipment, Instruments & Components)	0.2%	926	84,738
Domino's Pizza, Inc. (Hotels, Restaurants & Leisure)	0.3%	516	109,248
Duke Realty Corp. (Equity Real Estate Investment Trusts (REITs))	0.3%	3,823	109,605
East West Bancorp, Inc. (Banks)	0.2%	1,551	84,886
Everest Re Group Ltd. (Insurance)	0.3%	440	112,046
Huntington Ingalls Industries, Inc. (Aerospace & Defense)	0.3%	495	96,926
IDEX Corp. (Machinery)	0.3%	820	88,945
Ingredion, Inc. (Food Products)	0.2%	772	88,078
Jack Henry & Associates, Inc. (IT Services)	0.2%	835	88,685
JetBlue Airways Corp.* (Airlines)	0.2%	3,624	81,250
Keysight Technologies, Inc.* (Electronic Equipment, Instruments & Components)	0.2%	1,966	75,966
Kilroy Realty Corp. (Equity Real Estate Investment Trusts (REITs))	0.2%	1,051	76,954
Leidos Holdings, Inc. (IT Services)	0.2%	1,536	85,340
Lennox International, Inc. (Building Products)	0.2%	416	73,674
	Percentage of Net Assets	Shares	Value
Common Stocks (a) (continued)
ManpowerGroup, Inc. (Professional Services)	0.2%	727	$74,059
MarketAxess Holdings, Inc. (Capital Markets)	0.2%	405	77,185
MSCI, Inc. (Capital Markets)	0.3%	974	99,085
NVR, Inc.* (Household Durables)	0.2%	37	84,448
OGE Energy Corp. (Electric Utilities)	0.2%	2,147	76,498
Packaging Corp. of America (Containers & Packaging)	0.3%	1,013	103,488
Reinsurance Group of America, Inc. (Insurance)	0.2%	692	86,161
ResMed, Inc. (Health Care Equipment & Supplies)	0.3%	1,523	108,285
RPM International, Inc. (Chemicals)	0.2%	1,437	77,929
Signature Bank* (Banks)	0.2%	578	82,666
Steel Dynamics, Inc. (Metals & Mining)	0.2%	2,607	88,612
SVB Financial Group* (Banks)	0.3%	563	95,992
Take-Two Interactive Software, Inc.* (Software)	0.2%	1,090	83,647
Teleflex, Inc. (Health Care Equipment & Supplies)	0.3%	482	96,410
Teradyne, Inc. (Semiconductors & Semiconductor Equipment)	0.2%	2,154	76,575
Toro Co. (The) (Machinery)	0.2%	1,163	79,654
Trimble, Inc.* (Electronic Equipment, Instruments & Components)	0.3%	2,713	97,777
UGI Corp. (Gas Utilities)	0.3%	1,860	95,195
Valspar Corp. (The) (Chemicals)	0.3%	786	88,810
VCA, Inc.* (Health Care Providers & Services)	0.2%	873	80,429
Wabtec Corp. (Machinery)	0.2%	927	75,782
WellCare Health Plans, Inc.* (Health Care Providers & Services)	0.2%	476	81,777
West Pharmaceutical Services, Inc. (Health Care Equipment & Supplies)	0.2%	788	76,452
Westar Energy, Inc. (Electric Utilities)	0.2%	1,528	80,907
Other Common Stocks	36.4%	383,838	13,377,248
Total Common Stocks (Cost $16,884,212)			17,747,925

See accompanying notes to the financial statements.

PROSHARES TRUSTSUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2017 :: ULTRAPRO MIDCAP400 UMDD :: 109

	Principal Amount	Value
Short-Term Investment (a) — 0.3%
Repurchase Agreement (b) — 0.3%
Repurchase Agreements with various counterparties, rates 0.60% - 0.81%, dated 5/31/2017, due 6/1/2017, total to be received $102,392 (Cost $102,389)	$102,389	$102,389
Total Investments — 48.6% (Cost $16,986,601)		17,850,314
Other assets less liabilities — 51.4%		18,889,149
Net Assets — 100.0%		$36,739,463

*  Non-income producing security.

(a)  All or a portion of this security is segregated in connection with obligations for swaps with a total value of $9,983,191.

(b)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subjected to repurchase.

As of May 31, 2017, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$1,868,062
Aggregate gross unrealized depreciation	(1,057,050)
Net unrealized appreciation	$811,012
Federal income tax cost of investments	$17,039,302

Futures Contracts Purchased

UltraPro MidCap400 had the following open long futures contracts as of May 31, 2017:

	Number of Contracts	Expiration Date	Notional Amount at Value	Unrealized Appreciation
E-Mini S&P MidCap 400 Futures Contracts	15	6/16/2017	$2,580,150	$26,727

Cash collateral in the amount of $110,550 was pledged to cover margin requirements for open futures contracts as of May 31, 2017.

Swap Agreements1

UltraPro MidCap400 had the following open swap agreements as of May 31, 2017:

Notional Amount at Value	Termination Date	Counterparty	Rate Paid (Received)[2]	Underlying Instrument	Unrealized Appreciation[3]	Financial Instruments for the Benefit of (the Fund)/the Counterparty	Cash Collateral for the Benefit of (the Fund)/the Counterparty	Net Amount[4]
$1,506,008	1/8/2018	Bank of America NA	0.99%	S&P MidCap 400®	$3,761,126	$(3,720,238)	$—	$40,888
19,679,764	1/8/2018	Citibank NA	1.15%	S&P MidCap 400®	1,590,151	(1,590,151)	—	—
18,414,504	11/6/2017	Credit Suisse International	1.29%	S&P MidCap 400®	372,421	—	(360,000)	12,421
1,125,162	1/8/2018	Goldman Sachs International	1.40%	S&P MidCap 400®	980,351
3,279,205	11/6/2017	Goldman Sachs International	1.15%	SPDR® S&P MidCap 400® ETF Trust	1,931,073
4,404,367					2,911,424	(2,846,343)	—	65,081
30,130,510	11/6/2017	Morgan Stanley & Co. International plc	1.19%	S&P MidCap 400®	837,486	(837,486)	—	—
3,194,467	11/6/2017	Societe Generale	1.29%	S&P MidCap 400®	2,652,222	(2,652,222)	—	—
12,563,122	1/8/2018	UBS AG	1.44%	S&P MidCap 400®	5,691,243	—	(5,670,000)	21,243
$89,892,742					$17,816,073

See accompanying notes to the financial statements.

110 :: UMDD ULTRAPRO MIDCAP400 :: MAY 31, 2017 :: SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Reflects the floating financing rate, as of May 31, 2017, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions.

3  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

4  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

UltraPro MidCap400 invested, as a percentage of net assets, in the following industries, as of May 31, 2017:

Aerospace & Defense	0.8%
Airlines	0.2%
Auto Components	0.3%
Automobiles	0.1%
Banks	3.7%
Beverages	0.0%*
Biotechnology	0.3%
Building Products	0.4%
Capital Markets	1.4%
Chemicals	1.7%
Commercial Services & Supplies	0.8%
Communications Equipment	0.7%
Construction & Engineering	0.5%
Construction Materials	0.1%
Consumer Finance	0.1%
Containers & Packaging	0.9%
Distributors	0.1%
Diversified Consumer Services	0.4%
Diversified Telecommunication Services	0.0%*
Electric Utilities	0.9%
Electrical Equipment	0.4%
Electronic Equipment, Instruments & Components	2.4%
Energy Equipment & Services	0.5%
Equity Real Estate Investment Trusts (REITs)	4.5%
Food & Staples Retailing	0.3%
Food Products	1.1%
Gas Utilities	1.1%
Health Care Equipment & Supplies	2.0%
Health Care Providers & Services	1.0%
Health Care Technology	0.1%
Hotels, Restaurants & Leisure	1.4%
Household Durables	0.8%
Household Products	0.1%
Industrial Conglomerates	0.2%
Insurance	2.4%
Internet & Direct Marketing Retail	0.0%*
Internet Software & Services	0.4%
IT Services	1.6%
Leisure Products	0.3%
Life Sciences Tools & Services	0.6%
Machinery	2.4%
Marine	0.1%
Media	0.7%

See accompanying notes to the financial statements.

PROSHARES TRUSTSUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2017 :: ULTRAPRO MIDCAP400 UMDD :: 111

Metals & Mining	0.9%
Multiline Retail	0.1%
Multi-Utilities	0.5%
Oil, Gas & Consumable Fuels	1.0%
Paper & Forest Products	0.2%
Personal Products	0.2%
Pharmaceuticals	0.4%
Professional Services	0.4%
Real Estate Management & Development	0.2%
Road & Rail	0.5%
Semiconductors & Semiconductor Equipment	1.2%
Software	2.2%
Specialty Retail	1.0%
Technology Hardware, Storage & Peripherals	0.3%
Textiles, Apparel & Luxury Goods	0.4%
Thrifts & Mortgage Finance	0.3%
Trading Companies & Distributors	0.4%
Water Utilities	0.2%
Wireless Telecommunication Services	0.1%
Other[1]	51.7%
100.0%

*  Amount represents less than 0.05%.

1  Includes any non-equity securities and net other assets (liabilities).

See accompanying notes to the financial statements.

112 :: UMDD ULTRAPRO MIDCAP400 :: MAY 31, 2017 :: SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

	Percentage of Net Assets	Shares	Value
Common Stocks (a) — 57.5%
Advanced Micro Devices, Inc.* (Semiconductors & Semiconductor Equipment)	0.3%	26,383	$295,226
Aspen Technology, Inc.* (Software)	0.2%	2,737	167,395
Bank of the Ozarks, Inc. (Banks)	0.1%	3,112	137,550
Blackbaud, Inc. (Software)	0.1%	1,655	136,918
Cavium, Inc.* (Semiconductors & Semiconductor Equipment)	0.2%	2,263	165,131
Chemours Co. (The) (Chemicals)	0.2%	6,426	256,976
Cirrus Logic, Inc.* (Semiconductors & Semiconductor Equipment)	0.1%	2,199	145,024
Coherent, Inc.* (Electronic Equipment, Instruments & Components)	0.2%	849	210,679
Curtiss-Wright Corp. (Aerospace & Defense)	0.1%	1,555	139,997
DuPont Fabros Technology, Inc. (Equity Real Estate Investment Trusts (REITs))	0.1%	2,618	143,021
EMCOR Group, Inc. (Construction & Engineering)	0.1%	2,123	133,791
EPAM Systems, Inc.* (IT Services)	0.1%	1,692	141,925
Exact Sciences Corp.* (Biotechnology)	0.1%	3,706	135,158
Exelixis, Inc.* (Biotechnology)	0.1%	7,973	149,175
Fair Isaac Corp. (Software)	0.1%	1,087	144,201
FNB Corp. (Banks)	0.1%	11,151	147,193
Gramercy Property Trust (Equity Real Estate Investment Trusts (REITs))	0.1%	4,940	145,977
Hancock Holding Co. (Banks)	0.1%	2,946	136,105
Healthcare Realty Trust, Inc. (Equity Real Estate Investment Trusts (REITs))	0.1%	4,005	133,206
HealthSouth Corp. (Health Care Providers & Services)	0.1%	3,112	141,067
Hudson Pacific Properties, Inc. (Equity Real Estate Investment Trusts (REITs))	0.1%	4,290	140,540
IBERIABANK Corp. (Banks)	0.1%	1,773	136,876
IDACORP, Inc. (Electric Utilities)	0.2%	1,772	154,696
Investors Bancorp, Inc. (Banks)	0.1%	10,437	138,082
j2 Global, Inc. (Internet Software & Services)	0.1%	1,650	139,623
LogMeIn, Inc. (Internet Software & Services)	0.2%	1,825	202,575
Masimo Corp.* (Health Care Equipment & Supplies)	0.1%	1,505	130,995
MAXIMUS, Inc. (IT Services)	0.1%	2,252	139,804
Medical Properties Trust, Inc. (Equity Real Estate Investment Trusts (REITs))	0.1%	10,329	133,761
	Percentage of Net Assets	Shares	Value
Common Stocks (a) (continued)
Medidata Solutions, Inc.* (Health Care Technology)	0.1%	1,929	$137,306
Microsemi Corp.* (Semiconductors & Semiconductor Equipment)	0.2%	3,995	196,194
MKS Instruments, Inc. (Semiconductors & Semiconductor Equipment)	0.2%	1,866	152,546
Monolithic Power Systems, Inc. (Semiconductors & Semiconductor Equipment)	0.1%	1,366	134,141
New Residential Investment Corp. (Mortgage Real Estate Investment Trusts (REITs))	0.2%	10,459	168,285
NuVasive, Inc.* (Health Care Equipment & Supplies)	0.1%	1,736	130,252
Olin Corp. (Chemicals)	0.2%	5,811	170,495
PAREXEL International Corp.* (Life Sciences Tools & Services)	0.1%	1,842	148,871
Portland General Electric Co. (Electric Utilities)	0.1%	3,140	148,648
PrivateBancorp, Inc. (Banks)	0.2%	2,755	164,170
Prosperity Bancshares, Inc. (Banks)	0.1%	2,349	147,141
Southwest Gas Holdings, Inc. (Gas Utilities)	0.1%	1,662	132,245
Take-Two Interactive Software, Inc.* (Software)	0.2%	3,417	262,221
Teledyne Technologies, Inc.* (Aerospace & Defense)	0.2%	1,199	157,681
TESARO, Inc.* (Biotechnology)	0.2%	1,004	149,907
Umpqua Holdings Corp. (Banks)	0.1%	7,751	131,341
Universal Display Corp. (Electronic Equipment, Instruments & Components)	0.2%	1,456	165,110
Webster Financial Corp. (Banks)	0.2%	3,220	156,878
WGL Holdings, Inc. (Gas Utilities)	0.1%	1,770	146,450
XPO Logistics, Inc.* (Air Freight & Logistics)	0.2%	3,436	180,734
Other Common Stocks	50.7%	2,703,101	57,486,617
Total Common Stocks (Cost $71,818,658)			65,189,900
		No. of Rights
Rights — 0.0%
Dyax Corp., CVR*(b)(c)	0.0%	4,673	5,187
Omthera Pharmaceuticals, Inc., CVR, at $4.70*(b)(c)	0.0%	363	—
Tobira Therapeutics, Inc., CVR*(b)(c)	0.0%	218	2,995
Total Rights (Cost $—)			8,182

See accompanying notes to the financial statements.

PROSHARES TRUSTSUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2017 :: ULTRAPRO RUSSELL2000 URTY :: 113

	Principal Amount	Value
Short-Term Investments (a) — 5.9%
Repurchase Agreement (d) — 5.9%
Repurchase Agreements with various counterparties, rates 0.60% - 0.81%, dated 5/31/2017, due 6/1/2017, total to be received $6,690,515 (Cost $6,690,368)	$6,690,368	$6,690,368
Total Investments — 63.4% (Cost $78,509,026)		71,888,450
Other assets less liabilities — 36.6%		41,455,797
Net Assets — 100.0%		$113,344,247

*  Non-income producing security.

(a)  All or a portion of this security is segregated in connection with obligations for swaps with a total value of $9,282,684.

(b)  Security fair valued as of 5/31/2017 in accordance with procedures approved by the Board of Trustees. Total value of all such securities at 5/31/2017 amounted to $8,182, which represents approximately 0.01% of net assets of the Fund.

(c)  Illiquid security.

(d)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subjected to repurchase.

Abbreviations

CVR  Contingent Value Rights — No defined expiration

As of May 31, 2017, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$731,245
Aggregate gross unrealized depreciation	(7,451,966)
Net unrealized depreciation	$(6,720,721)
Federal income tax cost of investments	$78,609,171

Futures Contracts Purchased

UltraPro Russell2000 had the following open long futures contracts as of May 31, 2017:

	Number of Contracts	Expiration Date	Notional Amount at Value	Unrealized Appreciation
E-Mini Russell 2000 Futures Contracts	2	6/16/2017	$136,920	$2,502

Cash collateral in the amount of $6,700 was pledged to cover margin requirements for open futures contracts as of May 31, 2017.

See accompanying notes to the financial statements.

114 :: URTY ULTRAPRO RUSSELL2000 :: MAY 31, 2017 :: SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Swap Agreements1

UltraPro Russell2000 had the following open swap agreements as of May 31, 2017:

Notional Amount at Value	Termination Date	Counterparty	Rate Paid (Received)[2]	Underlying Instrument	Unrealized Appreciation/ (Depreciation)[3]	Financial Instruments for the Benefit of (the Fund)/the Counterparty	Cash Collateral for the Benefit of (the Fund)/the Counterparty	Net Amount[4]
$13,050,138	1/8/2018	Bank of America NA	0.69%	Russell 2000® Index	$12,405,840	$(12,405,840)	$—	$—
45,767,223	11/6/2018	Citibank NA	0.75%	Russell 2000® Index	(413,080)	71,722	341,358	—
23,904,878	1/8/2018	Credit Suisse International	0.74%	Russell 2000® Index	7,795,476	—	(7,795,476)	—
414,477	11/6/2017	Goldman Sachs International	0.75%	iShares® Russell 2000 ETF	57,811
13,808,215	1/8/2018	Goldman Sachs International	1.10%	Russell 2000® Index	6,547,542
14,222,692					6,605,353	(6,605,353)	—	—
1,530,492	11/6/2018	Morgan Stanley & Co. International plc	0.49%	iShares® Russell 2000 ETF	206,363
19,163,084	1/8/2018	Morgan Stanley & Co. International plc	0.74%	Russell 2000® Index	6,811,075
20,693,576					7,017,438	(7,017,438)	—	—
138,158,418	11/6/2017	Societe Generale	1.09%	Russell 2000® Index	5,097,176	(5,039,111)	(58,065)	—
18,912,452	11/6/2018	UBS AG	0.99%	Russell 2000® Index	1,642,155	—	(1,620,000)	22,155
$274,709,377					$40,150,358

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Reflects the floating financing rate, as of May 31, 2017, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions.

3  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

4  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

UltraPro Russell2000 invested, as a percentage of net assets, in the following industries, as of May 31, 2017:

Aerospace & Defense	1.0%
Air Freight & Logistics	0.4%
Airlines	0.2%
Auto Components	0.7%
Automobiles	0.0%*
Banks	6.3%
Beverages	0.1%
Biotechnology	2.7%
Building Products	0.7%
Capital Markets	0.8%
Chemicals	1.6%
Commercial Services & Supplies	1.4%
Communications Equipment	1.1%
Construction & Engineering	0.5%
Construction Materials	0.1%

See accompanying notes to the financial statements.

PROSHARES TRUSTSUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2017 :: ULTRAPRO RUSSELL2000 URTY :: 115

Consumer Finance	0.3%
Containers & Packaging	0.1%
Distributors	0.1%
Diversified Consumer Services	0.6%
Diversified Financial Services	0.1%
Diversified Telecommunication Services	0.4%
Electric Utilities	0.7%
Electrical Equipment	0.4%
Electronic Equipment, Instruments & Components	1.8%
Energy Equipment & Services	0.5%
Equity Real Estate Investment Trusts (REITs)	4.3%
Food & Staples Retailing	0.3%
Food Products	0.8%
Gas Utilities	0.8%
Health Care Equipment & Supplies	1.8%
Health Care Providers & Services	1.1%
Health Care Technology	0.3%
Hotels, Restaurants & Leisure	1.8%
Household Durables	0.8%
Household Products	0.2%
Independent Power and Renewable Electricity Producers	0.3%
Industrial Conglomerates	0.0%*
Insurance	1.4%
Internet & Direct Marketing Retail	0.3%
Internet Software & Services	1.4%
IT Services	1.2%
Leisure Products	0.2%
Life Sciences Tools & Services	0.4%
Machinery	2.0%
Marine	0.1%
Media	0.8%
Metals & Mining	0.7%
Mortgage Real Estate Investment Trusts (REITs)	0.6%
Multiline Retail	0.1%
Multi-Utilities	0.3%
Oil, Gas & Consumable Fuels	1.1%
Paper & Forest Products	0.3%
Personal Products	0.1%
Pharmaceuticals	1.1%
Professional Services	0.7%
Real Estate Management & Development	0.3%
Road & Rail	0.3%
Semiconductors & Semiconductor Equipment	2.4%
Software	2.3%
Specialty Retail	1.2%
Technology Hardware, Storage & Peripherals	0.3%
Textiles, Apparel & Luxury Goods	0.4%
Thrifts & Mortgage Finance	1.3%
Tobacco	0.1%
Trading Companies & Distributors	0.7%
Transportation Infrastructure	0.0%*
Water Utilities	0.2%
Wireless Telecommunication Services	0.1%
Other[1]	42.5%
100.0%

*  Amount represents less than 0.05%.

1  Includes any non-equity securities and net other assets (liabilities).

See accompanying notes to the financial statements.

116 :: URTY ULTRAPRO RUSSELL2000 :: MAY 31, 2017 :: SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Shares	Value
Common Stocks (a) — 68.0%
Chemicals — 56.9%
AdvanSix, Inc.*	1,943	$55,900
Air Products & Chemicals, Inc.	13,891	2,001,138
Albemarle Corp.	7,186	816,330
Ashland Global Holdings, Inc.	3,972	264,297
Axalta Coating Systems Ltd.*	13,816	432,441
Cabot Corp.	3,970	207,353
Celanese Corp., Series A	8,997	778,690
CF Industries Holdings, Inc.	14,883	400,353
Chemours Co. (The)	11,694	467,643
Dow Chemical Co. (The)	71,262	4,415,394
Eastman Chemical Co.	9,353	749,269
Ecolab, Inc.	16,762	2,226,664
EI du Pont de Nemours & Co.	55,196	4,356,068
FMC Corp.	8,535	643,283
GCP Applied Technologies, Inc.*	4,535	136,504
HB Fuller Co.	3,207	162,755
Huntsman Corp.	12,637	302,024
Ingevity Corp.*	2,688	158,780
International Flavors & Fragrances, Inc.	5,046	695,793
LyondellBasell Industries NV, Class A	21,073	1,696,798
Minerals Technologies, Inc.	2,236	160,880
Monsanto Co.	27,993	3,286,938
Mosaic Co. (The)	22,357	505,939
NewMarket Corp.	589	274,091
Olin Corp.	10,558	309,772
Platform Speciality Products Corp.*	13,511	168,617
PolyOne Corp.	5,245	195,848
PPG Industries, Inc.	16,413	1,745,687
Praxair, Inc.	18,200	2,407,678
RPM International, Inc.	8,528	462,473
Scotts Miracle-Gro Co. (The)	2,827	244,847
Sensient Technologies Corp.	2,832	227,381
Valvoline, Inc.	2	45
Westlake Chemical Corp.	2,387	146,705
WR Grace & Co.	4,360	312,568
		31,416,946
Metals & Mining — 10.3%
Alcoa Corp.	9,398	309,570
Allegheny Technologies, Inc.	6,944	107,146
Carpenter Technology Corp.	2,983	108,790
Commercial Metals Co.	7,378	133,542
Compass Minerals International, Inc.	2,157	138,372
Freeport-McMoRan, Inc.*	84,894	975,432
Newmont Mining Corp.	33,932	1,158,778
Nucor Corp.	20,356	1,182,684
Reliance Steel & Aluminum Co.	4,652	339,363
Royal Gold, Inc.	4,172	335,512
Investments	Shares	Value
Common Stocks (a) (continued)
Steel Dynamics, Inc.	15,473	$525,927
United States Steel Corp.	11,127	231,998
Worthington Industries, Inc.	2,805	117,726
		5,664,840
Oil, Gas & Consumable Fuels — 0.3%
CONSOL Energy, Inc.*	11,279	163,658
Paper & Forest Products — 0.5%
Domtar Corp.	3,995	145,338
KapStone Paper and Packaging Corp.	5,617	118,687
		264,025
Total Common Stocks (Cost $37,312,409)		37,509,469
	Principal Amount
Short-Term Investment (a) — 1.6%
Repurchase Agreement (b) — 1.6%
Repurchase Agreements with various counterparties, rates 0.60% - 0.81%, dated 5/31/2017, due 6/1/2017, total to be received $899,705 (Cost $899,686)	$899,686	899,686
Total Investments — 69.6% (Cost $38,212,095)		38,409,155
Other assets less liabilities — 30.4%		16,767,085
Net Assets — 100.0%		$55,176,240

*  Non-income producing security.

(a)  All or a portion of this security is segregated in connection with obligations for swaps with a total value of $9,829,891.

(b)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subjected to repurchase.

As of May 31, 2017, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$2,426,911
Aggregate gross unrealized depreciation	(3,544,324)
Net unrealized depreciation	$(1,117,413)
Federal income tax cost of investments	$39,526,568

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2017 :: ULTRA BASIC MATERIALS UYM :: 117

Swap Agreements1

Ultra Basic Materials had the following open swap agreements as of May 31, 2017:

Notional Amount at Value	Termination Date	Counterparty	Rate Paid (Received)[2]	Underlying Instrument	Unrealized Appreciation/ (Depreciation)[3]	Financial Instruments for the Benefit of (the Fund)/the Counterparty	Cash Collateral for the Benefit of (the Fund)/the Counterparty	Net Amount[4]
$11,267,606	11/6/2017	Bank of America NA	0.83%	iShares® U.S. Basic Materials ETF	$2,318,891
12,046,982	11/6/2017	Bank of America NA	1.09%	Dow Jones U.S. Basic MaterialsSM Index	2,476,087
23,314,588					4,794,978	$(4,794,978)	$—	$—
1,595,709	11/6/2017	Citibank NA	1.25%	Dow Jones U.S. Basic MaterialsSM Index	216,903	(216,903)	—	—
20,887,634	1/8/2018	Credit Suisse International	1.29%	Dow Jones U.S. Basic MaterialsSM Index	6,863,383	—	(6,720,000)	143,383
354,296	11/6/2017	Goldman Sachs International	1.45%	Dow Jones U.S. Basic MaterialsSM Index	67,569
495,178	1/8/2018	Goldman Sachs International	0.98%	iShares® U.S. Basic Materials ETF	69,327
849,474					136,896	—	—	136,896
749,877	11/6/2017	Morgan Stanley & Co. International plc	1.29%	Dow Jones U.S. Basic MaterialsSM Index	138,893
8,112,203	11/6/2017	Morgan Stanley & Co. International plc	0.84%	iShares® U.S. Basic Materials ETF	(77,961)
8,862,080					60,932	(70)	—	60,862
5,184,938	11/6/2017	Societe Generale	1.39%	Dow Jones U.S. Basic MaterialsSM Index	1,023,983	(1,023,983)	—	—
12,133,059	11/6/2017	UBS AG	1.34%	Dow Jones U.S. Basic MaterialsSM Index	974,068	—	(905,000)	69,068
$72,827,482					$14,071,143

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Reflects the floating financing rate, as of May 31, 2017, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions.

3  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

4  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.
See accompanying notes to the financial statements.

118 :: UYM ULTRA BASIC MATERIALS :: MAY 31, 2017 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Shares	Value
Common Stocks (a) — 80.1%
Biotechnology — 64.6%
ACADIA Pharmaceuticals, Inc.*	56,375	$1,449,401
Acceleron Pharma, Inc.*	17,526	447,088
Achillion Pharmaceuticals, Inc.*	63,487	282,517
Acorda Therapeutics, Inc.*	21,548	297,362
Adamas Pharmaceuticals, Inc.*	10,317	158,675
Aduro Biotech, Inc.*	31,196	311,960
Agios Pharmaceuticals, Inc.*	21,951	1,024,453
Aimmune Therapeutics, Inc.*	23,334	387,344
Akebia Therapeutics, Inc.*	17,795	238,453
Alder Biopharmaceuticals, Inc.*	23,407	360,468
Alexion Pharmaceuticals, Inc.*	86,309	8,460,871
Alkermes plc*	70,834	4,091,372
Alnylam Pharmaceuticals, Inc.*	39,940	2,614,472
AMAG Pharmaceuticals, Inc.*	15,945	275,848
Amarin Corp. plc, ADR*	121,949	358,530
Amgen, Inc.	128,340	19,923,502
Amicus Therapeutics, Inc.*	66,088	530,026
Aquinox Pharmaceuticals, Inc.*	10,875	138,765
Ardelyx, Inc.*	21,975	103,282
Arena Pharmaceuticals, Inc.*	142,892	185,760
Array BioPharma, Inc.*	78,476	594,848
Arrowhead Pharmaceuticals, Inc.*	34,625	49,860
Atara Biotherapeutics, Inc.*	13,400	177,550
Audentes Therapeutics, Inc.*	12,505	178,446
Avexis, Inc.*	12,851	909,208
BeiGene Ltd., ADR*	8,587	315,572
Bellicum Pharmaceuticals, Inc.*	14,931	158,119
BioCryst Pharmaceuticals, Inc.*	34,341	176,856
Biogen, Inc.*	78,503	19,450,688
BioMarin Pharmaceutical, Inc.*	80,267	7,034,600
Bluebird Bio, Inc.*	18,966	1,429,088
Blueprint Medicines Corp.*	18,108	649,715
Celgene Corp.*	183,434	20,986,684
Celldex Therapeutics, Inc.*	56,778	160,682
ChemoCentryx, Inc.*	22,200	147,408
China Biologic Products, Inc.*	12,623	1,436,497
Clovis Oncology, Inc.*	20,720	1,070,395
Coherus Biosciences, Inc.*	23,746	468,983
Curis, Inc.*	65,262	111,598
Cytokinetics, Inc.*	20,930	283,602
DBV Technologies SA, ADR*	11,414	378,945
Eagle Pharmaceuticals, Inc.*	7,169	522,979
Editas Medicine, Inc.*	19,197	262,231
Enanta Pharmaceuticals, Inc.*	8,842	265,967
Epizyme, Inc.*	26,937	385,199
Esperion Therapeutics, Inc.*	10,474	335,377
Exelixis, Inc.*	135,061	2,526,991
FibroGen, Inc.*	32,377	851,515
Investments	Shares	Value
Common Stocks (a) (continued)
Five Prime Therapeutics, Inc.*	13,446	$379,850
Flexion Therapeutics, Inc.*	14,736	251,838
Foundation Medicine, Inc.*	16,278	618,564
Genomic Health, Inc.*	15,547	493,773
Geron Corp.*	73,897	196,566
Gilead Sciences, Inc.	321,453	20,859,085
Global Blood Therapeutics, Inc.*	20,215	545,805
Grifols SA, ADR	67,488	1,448,292
Halozyme Therapeutics, Inc.*	60,255	711,009
Immunomedics, Inc.*	49,258	371,898
Incyte Corp.*	85,108	11,007,018
Inovio Pharmaceuticals, Inc.*	34,388	259,629
Insmed, Inc.*	28,800	444,096
Insys Therapeutics, Inc.*	33,326	489,892
Intellia Therapeutics, Inc.*	16,713	191,531
Intercept Pharmaceuticals, Inc.*	11,521	1,289,200
Ionis Pharmaceuticals, Inc.*	56,277	2,576,924
Ironwood Pharmaceuticals, Inc.*	61,763	1,093,823
Juno Therapeutics, Inc.*	49,161	1,142,010
Karyopharm Therapeutics, Inc.*	21,255	172,591
Kite Pharma, Inc.*	25,712	1,859,492
Lexicon Pharmaceuticals, Inc.*	48,308	669,066
Ligand Pharmaceuticals, Inc.*	9,713	1,051,724
Lion Biotechnologies, Inc.*	28,882	148,742
Loxo Oncology, Inc.*	12,140	554,191
MacroGenics, Inc.*	16,239	288,242
MediciNova, Inc.*	16,032	93,306
Merrimack Pharmaceuticals, Inc.	60,556	109,909
Minerva Neurosciences, Inc.*	16,162	133,337
Momenta Pharmaceuticals, Inc.*	33,363	483,764
Myriad Genetics, Inc.*	31,616	643,386
NantKwest, Inc.*	38,251	140,381
Neurocrine Biosciences, Inc.*	40,144	1,745,060
NewLink Genetics Corp.*	13,527	172,605
Novavax, Inc.*	126,274	116,336
OncoMed Pharmaceuticals, Inc.*	17,224	56,150
Ophthotech Corp.*	16,627	37,743
OPKO Health, Inc.*	258,885	1,589,554
Organovo Holdings, Inc.*	48,480	137,198
Otonomy, Inc.*	14,021	171,757
PDL BioPharma, Inc.	76,866	183,710
Portola Pharmaceuticals, Inc.*	26,255	967,497
Progenics Pharmaceuticals, Inc.*	32,529	207,210
Prothena Corp. plc*	16,265	829,678
PTC Therapeutics, Inc.*	19,149	239,937
Radius Health, Inc.*	20,053	694,235
Regeneron Pharmaceuticals, Inc.*	47,611	21,856,306
REGENXBIO, Inc.*	14,012	239,605
Repligen Corp.*	15,716	616,696
Retrophin, Inc.*	17,520	277,692

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2017 :: ULTRA NASDAQ BIOTECHNOLOGY BIB :: 119

Investments	Shares	Value
Common Stocks (a) (continued)
Rigel Pharmaceuticals, Inc.*	56,781	$130,028
Sage Therapeutics, Inc.*	17,305	1,144,034
Sangamo Therapeutics, Inc.*	32,910	223,788
Sarepta Therapeutics, Inc.*	25,452	759,488
Seattle Genetics, Inc.*	66,164	4,233,173
Seres Therapeutics, Inc.*	18,740	170,909
Shire plc, ADR	38,170	6,592,722
Spark Therapeutics, Inc.*	14,415	734,156
Spectrum Pharmaceuticals, Inc.*	37,407	211,724
Synergy Pharmaceuticals, Inc.*	103,601	363,640
TESARO, Inc.*	24,900	3,717,819
Trevena, Inc.*	24,277	56,565
Ultragenyx Pharmaceutical, Inc.*	19,375	1,043,344
United Therapeutics Corp.*	20,877	2,523,821
Vanda Pharmaceuticals, Inc.*	20,593	283,154
Versartis, Inc.*	16,156	247,995
Vertex Pharmaceuticals, Inc.*	115,361	14,258,620
XBiotech, Inc.*	15,075	111,103
Xencor, Inc.*	21,628	443,374
		221,067,112
Health Care Equipment & Supplies — 0.2%
Cerus Corp.*	48,043	110,018
Novocure Ltd.*	40,432	507,422
		617,440
Health Care Technology — 0.1%
NantHealth, Inc.*	56,295	173,952
Life Sciences Tools & Services — 6.5%
Albany Molecular Research, Inc.*	19,915	387,546
Bio-Techne Corp.	17,325	1,941,786
Compugen Ltd.*	23,742	113,961
Illumina, Inc.*	67,669	12,001,774
INC Research Holdings, Inc., Class A*	25,073	1,425,400
Luminex Corp.	19,013	385,203
NanoString Technologies, Inc.*	9,752	178,852
Pacific Biosciences of California, Inc.*	43,019	141,963
PRA Health Sciences, Inc.*	28,627	2,068,301
QIAGEN NV*	104,867	3,519,336
		22,164,122
Investments	Shares	Value
Common Stocks (a) (continued)
Pharmaceuticals — 8.7%
Aerie Pharmaceuticals, Inc.*	15,501	$859,530
Akorn, Inc.*	58,153	1,934,750
Amphastar Pharmaceuticals, Inc.*	21,371	364,803
ANI Pharmaceuticals, Inc.*	5,376	234,877
Aralez Pharmaceuticals, Inc.*	30,379	38,278
Aratana Therapeutics, Inc.*	19,667	113,282
Avadel Pharmaceuticals plc, ADR*	18,772	185,280
Cempra, Inc.*	24,328	92,446
Clearside Biomedical, Inc.*	11,411	78,508
Collegium Pharmaceutical, Inc.*	13,284	109,195
Depomed, Inc.*	28,836	302,201
Dermira, Inc.*	19,236	527,451
Endo International plc*	103,491	1,364,011
Foamix Pharmaceuticals Ltd.*	17,267	76,147
GW Pharmaceuticals plc, ADR*	10,669	1,052,070
Horizon Pharma plc*	75,378	753,780
Impax Laboratories, Inc.*	34,302	523,106
Innoviva, Inc.*	50,706	619,627
Intra-Cellular Therapies, Inc.*	20,091	205,933
Jazz Pharmaceuticals plc*	27,740	4,037,834
Medicines Co. (The)*	32,873	1,307,359
Mylan NV*	248,468	9,685,283
Nektar Therapeutics*	70,966	1,410,804
Omeros Corp.*	19,927	301,097
Pacira Pharmaceuticals, Inc.*	17,369	771,184
Paratek Pharmaceuticals, Inc.*	12,378	248,179
Revance Therapeutics, Inc.*	13,614	302,912
Sucampo Pharmaceuticals, Inc., Class A*	21,286	212,860
Supernus Pharmaceuticals, Inc.*	23,273	875,065
Teligent, Inc.*	24,668	204,251
Theravance Biopharma, Inc.*	24,120	880,380
Zogenix, Inc.*	11,512	146,202
		29,818,685
Total Common Stocks (Cost $330,128,851)		273,841,311

See accompanying notes to the financial statements.

120 :: BIB ULTRA NASDAQ BIOTECHNOLOGY :: MAY 31, 2017 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Short-Term Investment (a) — 33.6%
Repurchase Agreement (b) — 33.6%
Repurchase Agreements with various counterparties, rates 0.60% - 0.81%, dated 5/31/2017, due 6/1/2017, total to be received $114,990,287 (Cost $114,987,756)	$114,987,756	$114,987,756
Total Investments — 113.7% (Cost $445,116,607)		388,829,067
Liabilities less other assets — (13.7%)		(46,788,998)
Net Assets — 100.0%		$342,040,069

*  Non-income producing security.

(a)  All or a portion of this security is segregated in connection with obligations for swaps with a total value of $130,864,511.

(b)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subjected to repurchase.

Abbreviations

ADR  American Depositary Receipt

As of May 31, 2017, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$11,397,641
Aggregate gross unrealized depreciation	(71,123,424)
Net unrealized depreciation	$(59,725,783)
Federal income tax cost of investments	$448,554,850

Swap Agreements1

Ultra Nasdaq Biotechnology had the following open swap agreements as of May 31, 2017:

Notional Amount at Value	Termination Date	Counterparty	Rate Paid (Received)[2]	Underlying Instrument	Unrealized Appreciation/ (Depreciation)[3]	Financial Instruments for the Benefit of (the Fund)/the Counterparty	Cash Collateral for the Benefit of (the Fund)/the Counterparty	Net Amount[4]
$78,223,482	11/6/2018	Bank of America NA	0.61%	iShares® Nasdaq Biotechnology ETF	$7,051,529
84,528,096	11/6/2017	Bank of America NA	1.04%	NASDAQ Biotechnology Index®	(23,666,828)
162,751,578					(16,615,299)	$15,829,838	$785,461	$—
21,273,312	11/6/2017	Citibank NA	1.10%	NASDAQ Biotechnology Index®	(5,402,410)	5,091,580	310,830	—
61,115,328	11/6/2017	Credit Suisse International	1.19%	NASDAQ Biotechnology Index®	(135,775)	—	135,775	—
8,507,409	1/8/2018	Goldman Sachs International	1.45%	NASDAQ Biotechnology Index®	144,382	(144,382)	—	—
11,965,743	11/6/2017	Morgan Stanley & Co. International plc	1.09%	NASDAQ Biotechnology Index®	(7,455,702)
12,404,062	11/6/2017	Morgan Stanley & Co. International plc	0.59%	iShares® Nasdaq Biotechnology ETF	(83,009)
24,369,805					(7,538,711)	6,642,646	896,065	—
113,564,636	7/6/2017	Societe Generale	1.09%	NASDAQ Biotechnology Index®	(16,472,116)	15,002,281	1,469,835	—
19,117,713	11/6/2017	UBS AG	0.99%	NASDAQ Biotechnology Index®	(1,938,240)	1,882,793	55,447	—
$410,699,781					$(47,958,169)

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2017 :: ULTRA NASDAQ BIOTECHNOLOGY BIB :: 121

2  Reflects the floating financing rate, as of May 31, 2017, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions.

3  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

4  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

See accompanying notes to the financial statements.

122 :: BIB ULTRA NASDAQ BIOTECHNOLOGY :: MAY 31, 2017 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Shares	Value
Common Stocks (a) — 69.2%
Auto Components — 2.5%
Adient plc	381	$26,110
Autoliv, Inc.	359	39,820
BorgWarner, Inc.	813	34,561
Cooper Tire & Rubber Co.	214	7,704
Dana, Inc.	586	12,376
Delphi Automotive plc	1,097	96,503
Gentex Corp.	1,169	22,188
Goodyear Tire & Rubber Co. (The)	1,024	32,993
Lear Corp.	282	42,029
Tenneco, Inc.	224	12,734
Visteon Corp.*	133	13,339
		340,357
Automobiles — 4.4%
Ford Motor Co.	15,879	176,575
General Motors Co.	5,545	188,142
Harley-Davidson, Inc.	717	38,008
Tesla, Inc.*	505	172,210
Thor Industries, Inc.	195	17,653
		592,588
Beverages — 13.2%
Brown-Forman Corp., Class A	234	12,411
Brown-Forman Corp., Class B	720	37,404
Coca-Cola Co. (The)	15,719	714,743
Constellation Brands, Inc., Class A	703	128,473
Dr Pepper Snapple Group, Inc.	745	69,143
Molson Coors Brewing Co., Class B	750	71,093
Monster Beverage Corp.*	1,637	82,767
PepsiCo, Inc.	5,806	678,547
		1,794,581
Commercial Services & Supplies — 0.1%
Herman Miller, Inc.	244	7,698
HNI Corp.	179	7,701
		15,399
Distributors — 0.9%
Genuine Parts Co.	604	55,942
LKQ Corp.*	1,253	39,457
Pool Corp.	167	19,895
		115,294
Diversified Financial Services — 0.2%
Leucadia National Corp.	1,317	32,122
Food Products — 11.2%
Archer-Daniels-Midland Co.	2,323	96,590
B&G Foods, Inc.	270	10,948
Investments	Shares	Value
Common Stocks (a) (continued)
Bunge Ltd.	567	$45,343
Campbell Soup Co.	787	45,371
Conagra Brands, Inc.	1,682	64,824
Darling Ingredients, Inc.*	670	10,499
Dean Foods Co.	369	6,731
Flowers Foods, Inc.	748	13,823
General Mills, Inc.	2,360	133,906
Hain Celestial Group, Inc. (The)*	421	14,706
Hershey Co. (The)	568	65,473
Hormel Foods Corp.	1,097	36,892
Ingredion, Inc.	292	33,314
JM Smucker Co. (The)	474	60,601
Kellogg Co.	1,028	73,605
Kraft Heinz Co. (The)	2,426	223,677
Lamb Weston Holdings, Inc.	564	26,175
Lancaster Colony Corp.	79	9,783
McCormick & Co., Inc. (Non-Voting)	462	48,117
Mead Johnson Nutrition Co.	746	66,707
Mondelez International, Inc., Class A	6,210	289,324
Pinnacle Foods, Inc.	481	29,971
Post Holdings, Inc.*	261	20,969
Snyder's-Lance, Inc.	349	12,826
TreeHouse Foods, Inc.*	231	17,829
Tyson Foods, Inc., Class A	1,167	66,916
		1,524,920
Household Durables — 3.4%
CalAtlantic Group, Inc.	293	10,560
DR Horton, Inc.	1,382	45,178
Helen of Troy Ltd.*	110	10,010
Leggett & Platt, Inc.	544	28,299
Lennar Corp., Class A	827	42,433
Lennar Corp., Class B	39	1,674
Mohawk Industries, Inc.*	257	61,500
Newell Brands, Inc.	1,962	103,888
NVR, Inc.*	14	31,953
PulteGroup, Inc.	1,164	26,388
Tempur Sealy International, Inc.*	190	8,824
Toll Brothers, Inc.	601	22,183
Tupperware Brands Corp.	206	14,813
Whirlpool Corp.	303	56,219
		463,922
Household Products — 11.3%
Church & Dwight Co., Inc.	1,036	53,520
Clorox Co. (The)	522	70,851
Colgate-Palmolive Co.	3,592	274,285
Energizer Holdings, Inc.	252	13,507
Kimberly-Clark Corp.	1,447	187,719

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2017 :: ULTRA CONSUMER GOODS UGE :: 123

Investments	Shares	Value
Common Stocks (a) (continued)
Procter & Gamble Co. (The)	10,400	$916,136
Spectrum Brands Holdings, Inc.	100	13,445
		1,529,463
Leisure Products — 0.9%
Brunswick Corp.	364	20,115
Hasbro, Inc.	455	47,893
Mattel, Inc.	1,393	31,914
Polaris Industries, Inc.	238	19,897
Vista Outdoor, Inc.*	232	4,867
		124,686
Machinery — 1.3%
Middleby Corp. (The)*	234	30,036
Snap-on, Inc.	236	38,152
Stanley Black & Decker, Inc.	621	85,474
WABCO Holdings, Inc.*	208	25,339
		179,001
Personal Products — 1.0%
Avon Products, Inc.*	1,782	6,059
Edgewell Personal Care Co.*	234	17,115
Estee Lauder Cos., Inc. (The), Class A	904	85,103
Herbalife Ltd.*	284	20,385
Nu Skin Enterprises, Inc., Class A	201	11,031
		139,693
Software — 2.5%
Activision Blizzard, Inc.	2,814	164,844
Electronic Arts, Inc.*	1,254	142,116
Take-Two Interactive Software, Inc.*	413	31,694
		338,654
Textiles, Apparel & Luxury Goods — 4.7%
Carter's, Inc.	198	16,268
Coach, Inc.	1,142	52,772
Deckers Outdoor Corp.*	130	9,017
Fossil Group, Inc.*	171	1,842
G-III Apparel Group Ltd.*	178	3,483
Hanesbrands, Inc.	1,541	31,822
Kate Spade & Co.*	522	9,615
Lululemon Athletica, Inc.*	435	20,997
Michael Kors Holdings Ltd.*	661	21,932
NIKE, Inc., Class B	5,391	285,669
PVH Corp.	322	34,116
Ralph Lauren Corp.	229	15,526
Skechers U.S.A., Inc., Class A*	544	13,883
Investments	Shares	Value
Common Stocks (a) (continued)
Steven Madden Ltd.*	219	$8,596
Under Armour, Inc., Class A*	747	14,312
Under Armour, Inc., Class C*	750	13,372
VF Corp.	1,348	72,522
Wolverine World Wide, Inc.	393	10,218
		635,962
Tobacco — 11.6%
Altria Group, Inc.	7,890	595,221
Philip Morris International, Inc.	6,311	756,058
Reynolds American, Inc.	3,364	226,229
		1,577,508
Total Common Stocks (Cost $8,987,068)		9,404,150
	Principal Amount
Short-Term Investment (a) — 4.4%
Repurchase Agreement (b) — 4.4%
Repurchase Agreements with various counterparties, rates 0.60% - 0.81%, dated 5/31/2017, due 6/1/2017, total to be received $596,447 (Cost $596,435)	$596,435	596,435
Total Investments — 73.6% (Cost $9,583,503)		10,000,585
Other assets less liabilities — 26.4%		3,584,982
Net Assets — 100.0%		$13,585,567

*  Non-income producing security.

(a)  All or a portion of this security is segregated in connection with obligations for swaps with a total value of $3,800,662.

(b)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subjected to repurchase.

As of May 31, 2017, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$744,614
Aggregate gross unrealized depreciation	(346,753)
Net unrealized appreciation	$397,861
Federal income tax cost of investments	$9,602,724

See accompanying notes to the financial statements.

124 :: UGE ULTRA CONSUMER GOODS :: MAY 31, 2017 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Swap Agreements1

Ultra Consumer Goods had the following open swap agreements as of May 31, 2017:

Notional Amount at Value	Termination Date	Counterparty	Rate Paid (Received)[2]	Underlying Instrument	Unrealized Appreciation[3]	Financial Instruments for the Benefit of (the Fund)/the Counterparty	Cash Collateral for the Benefit of (the Fund)/the Counterparty	Net Amount[4]
$2,193,844	1/8/2018	Bank of America NA	0.88%	iShares® U.S. Consumer Goods ETF	$161,178
3,958,902	1/8/2018	Bank of America NA	1.19%	Dow Jones U.S. Consumer GoodsSM Index	468,810
6,152,746					629,988	$(578,800)	$—	$51,188
5,433,021	1/8/2018	Citibank NA	1.25%	Dow Jones U.S. Consumer GoodsSM Index	926,018	(864,610)	—	61,408
480,461	11/6/2017	Credit Suisse International	1.29%	Dow Jones U.S. Consumer GoodsSM Index	29,746	—	(325)	29,421
617,697	1/8/2018	Deutsche Bank AG	1.05%	Dow Jones U.S. Consumer GoodsSM Index	910,503	—	(900,000)	10,503
664,253	11/6/2017	Goldman Sachs International	1.45%	Dow Jones U.S. Consumer GoodsSM Index	124,186	—	—	124,186
579,591	11/6/2017	Morgan Stanley & Co. International plc	0.89%	Dow Jones U.S. Consumer GoodsSM Index	51,893
2,472,082	11/6/2018	Morgan Stanley & Co. International plc	0.44%	iShares® U.S. Consumer Goods ETF	258,721
3,051,673					310,614	(263,436)	—	47,178
775,231	1/8/2018	Societe Generale	1.39%	Dow Jones U.S. Consumer GoodsSM Index	145,623	—	(10,000)	135,623
593,173	11/6/2018	UBS AG	1.34%	Dow Jones U.S. Consumer GoodsSM Index	54,144	—	—	54,144
$17,768,255					$3,130,822

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Reflects the floating financing rate, as of May 31, 2017, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions.

3  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

4  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2017 :: ULTRA CONSUMER GOODS UGE :: 125

Investments	Shares	Value
Common Stocks (a) — 69.1%
Airlines — 3.1%
Alaska Air Group, Inc.	561	$48,835
Allegiant Travel Co.	60	8,220
American Airlines Group, Inc.	2,290	110,859
Delta Air Lines, Inc.	3,320	163,112
JetBlue Airways Corp.*	1,531	34,325
Southwest Airlines Co.	2,795	167,951
Spirit Airlines, Inc.*	315	16,726
United Continental Holdings, Inc.*	1,301	103,651
		653,679
Commercial Services & Supplies — 0.3%
Copart, Inc.*	929	28,975
KAR Auction Services, Inc.	628	27,362
Rollins, Inc.	436	18,779
		75,116
Diversified Consumer Services — 0.7%
Adtalem Global Education, Inc.	260	9,724
Bright Horizons Family Solutions, Inc.*	227	17,416
Graham Holdings Co., Class B	21	12,575
Grand Canyon Education, Inc.*	217	17,013
H&R Block, Inc.	941	24,974
Houghton Mifflin Harcourt Co.*	464	5,730
Service Corp. International	855	27,257
ServiceMaster Global Holdings, Inc.*	612	23,134
Sotheby's*	209	10,991
		148,814
Electronic Equipment, Instruments & Components — 0.1%
Dolby Laboratories, Inc., Class A	263	13,253
Food & Staples Retailing — 9.1%
Casey's General Stores, Inc.	178	20,717
Costco Wholesale Corp.	1,994	359,777
CVS Health Corp.	4,660	358,028
Kroger Co. (The)	4,198	125,016
Rite Aid Corp.*	4,780	16,300
Sprouts Farmers Market, Inc.*	583	13,969
Sysco Corp.	2,258	123,197
United Natural Foods, Inc.*	230	9,186
Walgreens Boots Alliance, Inc.	3,874	313,871
Wal-Mart Stores, Inc.	6,841	537,703
Whole Foods Market, Inc.	1,447	50,631
		1,928,395
Health Care Providers & Services — 1.8%
AmerisourceBergen Corp.	750	68,827
Cardinal Health, Inc.	1,433	106,457
Chemed Corp.	74	15,145
Investments	Shares	Value
Common Stocks (a) (continued)
McKesson Corp.	963	$157,056
VCA, Inc.*	369	33,996
		381,481
Hotels, Restaurants & Leisure — 10.7%
Aramark	1,117	41,619
Bloomin' Brands, Inc.	467	9,354
Brinker International, Inc.	222	8,709
Buffalo Wild Wings, Inc.*	73	10,490
Carnival Corp.	1,899	121,669
Cheesecake Factory, Inc. (The)	202	11,914
Chipotle Mexican Grill, Inc.*	131	62,533
Choice Hotels International, Inc.	163	10,587
Cracker Barrel Old Country Store, Inc.	109	18,182
Darden Restaurants, Inc.	564	50,156
Domino's Pizza, Inc.	218	46,155
Dunkin' Brands Group, Inc.	418	24,457
Hilton Grand Vacations, Inc.*	261	9,336
Hilton Worldwide Holdings, Inc.	869	57,763
Hyatt Hotels Corp., Class A*	160	9,232
Jack in the Box, Inc.	134	14,282
Las Vegas Sands Corp.	1,661	98,215
Marriott International, Inc., Class A	1,429	153,832
Marriott Vacations Worldwide Corp.	111	12,934
McDonald's Corp.	3,721	561,462
MGM Resorts International	2,191	69,498
Norwegian Cruise Line Holdings Ltd.*	743	37,128
Panera Bread Co., Class A*	97	30,505
Royal Caribbean Cruises Ltd.	761	83,847
Six Flags Entertainment Corp.	385	23,246
Starbucks Corp.	6,621	421,162
Texas Roadhouse, Inc.	292	14,285
Vail Resorts, Inc.	182	38,930
Wendy's Co. (The)	875	14,149
Wyndham Worldwide Corp.	477	48,172
Wynn Resorts Ltd.	361	46,461
Yum Brands, Inc.	1,527	110,921
		2,271,185
Internet & Direct Marketing Retail — 12.9%
Amazon.com, Inc.*	1,799	1,789,321
Expedia, Inc.	548	78,791
Groupon, Inc.*	1,787	5,379
HSN, Inc.	145	4,807
Liberty Expedia Holdings, Inc., Class A*	246	12,834
Liberty Interactive Corp. QVC Group, Class A*	2,015	47,272
Liberty TripAdvisor Holdings, Inc., Class A*	327	3,875
Liberty Ventures, Series A*	369	19,885
Netflix, Inc.*	1,955	318,802
Priceline Group, Inc. (The)*	223	418,591

See accompanying notes to the financial statements.

126 :: UCC ULTRA CONSUMER SERVICES :: MAY 31, 2017 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Shares	Value
Common Stocks (a) (continued)
Shutterfly, Inc.*	153	$7,572
TripAdvisor, Inc.*	513	19,756
		2,726,885
Internet Software & Services — 0.0%(b)
Yelp, Inc.*	274	7,650
IT Services — 0.0%(b)
Acxiom Corp.*	355	9,301
Media — 16.2%
AMC Networks, Inc., Class A*	256	13,563
Cable One, Inc.	21	15,091
CBS Corp., Class A	34	2,149
CBS Corp. (Non-Voting), Class B	1,690	103,276
Charter Communications, Inc., Class A*	977	337,602
Cinemark Holdings, Inc.	480	18,994
Comcast Corp., Class A	21,500	896,335
Discovery Communications, Inc., Class A*	693	18,364
Discovery Communications, Inc., Class C*	980	25,313
DISH Network Corp., Class A*	1,031	65,747
Gannett Co., Inc.	516	4,051
Interpublic Group of Cos., Inc. (The)	1,784	44,475
John Wiley & Sons, Inc., Class A	204	10,343
Liberty Broadband Corp., Class A*	119	10,502
Liberty Broadband Corp., Class C*	306	27,286
Liberty Global plc, Class A*	1,167	35,687
Liberty Global plc, Class B*	6	189
Liberty Global plc, Class C*	2,901	86,218
Liberty Global plc LiLAC, Class A*	232	4,898
Liberty Global plc LiLAC, Class C*	548	11,486
Liberty Media Corp-Liberty Formula One, Class A*	100	3,190
Liberty Media Corp-Liberty Formula One, Class C*	198	6,593
Liberty Media Corp-Liberty SiriusXM, Class A*	395	16,460
Liberty Media Corp-Liberty SiriusXM, Class C*	800	33,336
Lions Gate Entertainment Corp., Class A	269	7,290
Lions Gate Entertainment Corp., Class B*	501	12,670
Live Nation Entertainment, Inc.*	601	20,728
Madison Square Garden Co. (The), Class A*	66	12,897
Meredith Corp.	166	8,981
New York Times Co. (The), Class A	554	9,750
News Corp., Class A	1,734	23,201
News Corp., Class B	544	7,453
Omnicom Group, Inc.	1,065	89,162
Regal Entertainment Group, Class A	475	9,880
Scripps Networks Interactive, Inc., Class A	434	28,739
Sinclair Broadcast Group, Inc., Class A	332	10,757
Sirius XM Holdings, Inc.	7,865	41,291
Investments	Shares	Value
Common Stocks (a) (continued)
TEGNA, Inc.	975	$23,146
Time Warner, Inc.	3,518	350,006
Time, Inc.	451	5,637
Tribune Media Co., Class A	334	12,759
Twenty-First Century Fox, Inc., Class A	4,780	129,634
Twenty-First Century Fox, Inc., Class B	2,213	59,530
Viacom, Inc., Class A	43	1,651
Viacom, Inc., Class B	1,578	54,899
Walt Disney Co. (The)	6,609	713,375
		3,424,584
Multiline Retail — 1.9%
Big Lots, Inc.	202	9,864
Dillard's, Inc., Class A	107	5,508
Dollar General Corp.	1,155	84,765
Dollar Tree, Inc.*	1,072	83,294
JC Penney Co., Inc.*	1,401	6,585
Kohl's Corp.	802	30,821
Macy's, Inc.	1,381	32,454
Nordstrom, Inc.	517	21,611
Target Corp.	2,527	139,364
		414,266
Professional Services — 0.7%
Dun & Bradstreet Corp. (The)	167	17,486
IHS Markit Ltd.*	1,442	66,116
Nielsen Holdings plc	1,527	58,759
		142,361
Road & Rail — 0.1%
Avis Budget Group, Inc.*	391	8,950
Hertz Global Holdings, Inc.*	332	3,390
		12,340
Specialty Retail — 11.4%
Aaron's, Inc.	289	10,554
Abercrombie & Fitch Co., Class A	307	4,049
Advance Auto Parts, Inc.	335	44,766
American Eagle Outfitters, Inc.	777	8,936
Asbury Automotive Group, Inc.*	85	4,756
Ascena Retail Group, Inc.*	770	1,363
AutoNation, Inc.*	298	11,777
AutoZone, Inc.*	129	78,164
Bed Bath & Beyond, Inc.	683	23,502
Best Buy Co., Inc.	1,230	73,050
Burlington Stores, Inc.*	321	31,410
Cabela's, Inc.*	233	12,309
CarMax, Inc.*	850	53,405
Chico's FAS, Inc.	587	5,553
CST Brands, Inc.	344	16,626
Dick's Sporting Goods, Inc.	399	16,411
DSW, Inc., Class A	305	5,133

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2017 :: ULTRA CONSUMER SERVICES UCC :: 127

Investments	Shares	Value
Common Stocks (a) (continued)
Five Below, Inc.*	249	$12,774
Foot Locker, Inc.	601	35,705
GameStop Corp., Class A	463	10,251
Gap, Inc. (The)	997	22,433
Genesco, Inc.*	90	3,348
GNC Holdings, Inc., Class A	311	2,357
Group 1 Automotive, Inc.	90	5,413
Home Depot, Inc. (The)	5,534	849,524
L Brands, Inc.	1,091	56,296
Lithia Motors, Inc., Class A	109	9,903
Lowe's Cos., Inc.	3,934	309,881
Murphy USA, Inc.*	158	10,749
Office Depot, Inc.	2,339	11,952
O'Reilly Automotive, Inc.*	416	100,705
Ross Stores, Inc.	1,790	114,417
Sally Beauty Holdings, Inc.*	652	11,749
Signet Jewelers Ltd.	316	15,200
Staples, Inc.	2,955	26,831
Tiffany & Co.	486	42,263
TJX Cos., Inc. (The)	2,961	222,697
Tractor Supply Co.	594	32,759
Ulta Beauty, Inc.*	266	81,087
Urban Outfitters, Inc.*	401	7,567
Williams-Sonoma, Inc.	367	17,858
		2,415,483
Trading Companies & Distributors — 0.1%
Beacon Roofing Supply, Inc.*	273	13,167
Herc Holdings, Inc.*	4	151
		13,318
Total Common Stocks (Cost $14,870,762)		14,638,111
Investments	Principal Amount	Value
Short-Term Investment (a) — 1.8%
Repurchase Agreement (c) — 1.8%
Repurchase Agreements with various counterparties, rates 0.60% - 0.81%, dated 5/31/2017, due 6/1/2017, total to be received $374,072 (Cost $374,064)	$374,064	$374,064
Total Investments — 70.9% (Cost $15,244,826)		15,012,175
Other assets less liabilities — 29.1%		6,171,839
Net Assets — 100.0%		$21,184,014

*  Non-income producing security.

(a)  All or a portion of this security is segregated in connection with obligations for swaps with a total value of $5,979,573.

(b)  Represents less than 0.05% of net assets.

(c)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subjected to repurchase.

As of May 31, 2017, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$1,188,303
Aggregate gross unrealized depreciation	(1,552,183)
Net unrealized depreciation	$(363,880)
Federal income tax cost of investments	$15,376,055

See accompanying notes to the financial statements.

128 :: UCC ULTRA CONSUMER SERVICES :: MAY 31, 2017 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Swap Agreements1

Ultra Consumer Services had the following open swap agreements as of May 31, 2017:

Notional Amount at Value	Termination Date	Counterparty	Rate Paid (Received)[2]	Underlying Instrument	Unrealized Appreciation[3]	Financial Instruments for the Benefit of (the Fund)/the Counterparty	Cash Collateral for the Benefit of (the Fund)/the Counterparty	Net Amount[4]
$2,111,089	1/8/2018	Bank of America NA	1.24%	Dow Jones U.S. Consumer ServicesSM Index	$192,063
5,868,702	11/6/2018	Bank of America NA	0.88%	iShares® U.S. Consumer Services ETF	897,054
7,979,791					1,089,117	$(860,846)	$—	$228,271
2,005,755	11/6/2017	Citibank NA	1.25%	Dow Jones U.S. Consumer ServicesSM Index	1,186,504	(1,119,969)	—	66,535
11,388,021	1/8/2018	Credit Suisse International	1.29%	Dow Jones U.S. Consumer ServicesSM Index	1,658,827	—	(1,610,712)	48,115
732,206	1/8/2018	Deutsche Bank AG	1.15%	Dow Jones U.S. Consumer ServicesSM Index	802,964	—	(802,964)	—
672,896	1/8/2018	Goldman Sachs International	0.98%	iShares® U.S. Consumer Services ETF	135,715
1,582,409	11/6/2017	Goldman Sachs International	1.45%	Dow Jones U.S. Consumer ServicesSM Index	315,203
2,255,305					450,918	(279,127)	—	171,791
932,731	11/6/2018	Morgan Stanley & Co. International plc	0.44%	iShares® U.S. Consumer Services ETF	133,354
1,166,259	11/6/2017	Morgan Stanley & Co. International plc	0.89%	Dow Jones U.S. Consumer ServicesSM Index	133,420
2,098,990					266,774	(264,579)	—	2,195
350,153	11/6/2017	Societe Generale	1.39%	Dow Jones U.S. Consumer ServicesSM Index	140,919	—	(10,000)	130,919
916,005	11/6/2017	UBS AG	1.34%	Dow Jones U.S. Consumer ServicesSM Index	161,109	—	—	161,109
$27,726,226					$5,757,132

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Reflects the floating financing rate, as of May 31, 2017, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions.

3  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

4  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2017 :: ULTRA CONSUMER SERVICESUCC :: 129

	Percentage of Net Assets	Shares	Value
Common Stocks (a) — 84.0%
Aflac, Inc. (Insurance)	0.6%	57,077	$4,302,464
Allstate Corp. (The) (Insurance)	0.6%	51,916	4,482,427
American Express Co. (Consumer Finance)	1.1%	107,645	8,282,206
American International Group, Inc. (Insurance)	1.0%	125,051	7,956,995
American Tower Corp. (Equity Real Estate Investment Trusts (REITs))	1.0%	60,741	7,968,612
Aon plc (Insurance)	0.6%	37,338	4,887,918
AvalonBay Communities, Inc. (Equity Real Estate Investment Trusts (REITs))	0.5%	19,527	3,734,343
Bank of America Corp. (Banks)	4.1%	1,425,436	31,944,021
Bank of New York Mellon Corp. (The) (Capital Markets)	0.9%	147,512	6,950,765
BB&T Corp. (Banks)	0.6%	114,943	4,787,376
Berkshire Hathaway, Inc., Class B* (Diversified Financial Services)	5.8%	270,053	44,634,359
BlackRock, Inc. (Capital Markets)	0.9%	17,302	7,080,671
Capital One Financial Corp. (Consumer Finance)	0.7%	68,341	5,256,790
Charles Schwab Corp. (The) (Capital Markets)	0.9%	172,731	6,693,326
Chubb Ltd. (Insurance)	1.2%	66,228	9,483,187
Citigroup, Inc. (Banks)	3.1%	393,957	23,850,157
CME Group, Inc. (Capital Markets)	0.7%	48,293	5,664,286
Crown Castle International Corp. (Equity Real Estate Investment Trusts (REITs))	0.7%	51,264	5,210,986
Digital Realty Trust, Inc. (Equity Real Estate Investment Trusts (REITs))	0.4%	22,646	2,676,531
Discover Financial Services (Consumer Finance)	0.4%	54,818	3,217,817
Equinix, Inc. (Equity Real Estate Investment Trusts (REITs))	0.6%	11,049	4,872,719
Equity Residential (Equity Real Estate Investment Trusts (REITs))	0.4%	52,196	3,397,438
Goldman Sachs Group, Inc. (The) (Capital Markets)	1.4%	52,679	11,128,966
Intercontinental Exchange, Inc. (Capital Markets)	0.7%	84,697	5,097,912
JPMorgan Chase & Co. (Banks)	5.4%	507,884	41,722,670
M&T Bank Corp. (Banks)	0.5%	21,921	3,429,979
Marsh & McLennan Cos., Inc. (Insurance)	0.7%	73,227	5,679,486
	Percentage of Net Assets	Shares	Value
Common Stocks (a) (continued)
Mastercard, Inc., Class A (IT Services)	2.1%	133,961	$16,461,128
MetLife, Inc. (Insurance)	1.0%	154,593	7,820,860
Moody's Corp. (Capital Markets)	0.4%	23,602	2,795,657
Morgan Stanley (Capital Markets)	1.1%	204,314	8,528,066
Northern Trust Corp. (Capital Markets)	0.4%	30,579	2,673,828
PNC Financial Services Group, Inc. (The) (Banks)	1.1%	69,125	8,205,137
Progressive Corp. (The) (Insurance)	0.5%	82,582	3,503,954
Prologis, Inc. (Equity Real Estate Investment Trusts (REITs))	0.5%	75,266	4,180,274
Prudential Financial, Inc. (Insurance)	0.8%	61,140	6,410,529
Public Storage (Equity Real Estate Investment Trusts (REITs))	0.6%	21,233	4,572,527
S&P Global, Inc. (Capital Markets)	0.7%	36,741	5,246,982
Simon Property Group, Inc. (Equity Real Estate Investment Trusts (REITs))	0.9%	45,475	7,014,519
State Street Corp. (Capital Markets)	0.5%	51,048	4,158,370
SunTrust Banks, Inc. (Banks)	0.5%	69,872	3,729,069
Synchrony Financial (Consumer Finance)	0.4%	109,519	2,940,585
Travelers Cos., Inc. (The) (Insurance)	0.6%	39,767	4,964,910
US Bancorp (Banks)	1.5%	226,421	11,522,565
Ventas, Inc. (Equity Real Estate Investment Trusts (REITs))	0.4%	50,423	3,352,625
Visa, Inc., Class A (IT Services)	3.3%	264,185	25,158,337
Wells Fargo & Co. (Banks)	4.2%	640,270	32,743,408
Welltower, Inc. (Equity Real Estate Investment Trusts (REITs))	0.5%	51,551	3,739,510
Weyerhaeuser Co. (Equity Real Estate Investment Trusts (REITs))	0.5%	106,497	3,510,141
Other Common Stocks	26.0%	6,013,066	200,597,420
Total Common Stocks (Cost $540,892,336)			648,224,808

See accompanying notes to the financial statements.

130 :: UYG ULTRA FINANCIALS :: MAY 31, 2017 :: SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

	Principal Amount	Value
Short-Term Investment (a) — 4.1%
Repurchase Agreement (b) — 4.1%
Repurchase Agreements with various counterparties, rates 0.60% - 0.81%, dated 5/31/2017, due 6/1/2017, total to be received $31,656,824 (Cost $31,656,126)	$31,656,126	$31,656,126
Total Investments — 88.1% (Cost $572,548,462)		679,880,934
Other assets less liabilities — 11.9%		91,583,741
Net Assets — 100.0%		$771,464,675

*  Non-income producing security.

(a)  All or a portion of this security is segregated in connection with obligations for swaps with a total value of $196,800,105.

(b)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subjected to repurchase.

As of May 31, 2017, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$125,090,888
Aggregate gross unrealized depreciation	(18,823,563)
Net unrealized appreciation	$106,267,325
Federal income tax cost of investments	$573,613,609

Swap Agreements1

Ultra Financials had the following open swap agreements as of May 31, 2017:

Notional Amount at Value	Termination Date	Counterparty	Rate Paid (Received)[2]	Underlying Instrument	Unrealized Appreciation/ (Depreciation)[3]	Financial Instruments for the Benefit of (the Fund)/the Counterparty	Cash Collateral for the Benefit of (the Fund)/the Counterparty	Net Amount[4]
$77,350,360	11/6/2017	Bank of America NA	0.93%	iShares® U.S. Financials ETF	$22,239,702
302,609,514	11/6/2017	Bank of America NA	1.24%	Dow Jones U.S. FinancialsSM Index	53,069,310
379,959,874					75,309,012	$(75,309,012)	$—	$—
48,663,262	11/6/2017	Citibank NA	1.65%	Dow Jones U.S. FinancialsSM Index	6,279,211	(6,273,774)	(5,437)	—
18,487,524	11/6/2017	Credit Suisse International	1.44%	Dow Jones U.S. FinancialsSM Index	2,635,709	—	(2,635,709)	—
26,685,718	1/8/2018	Goldman Sachs International	1.45%	Dow Jones U.S. FinancialsSM Index	8,459,562	(8,459,562)	—	—
25,545,799	11/6/2017	Morgan Stanley & Co. International plc	1.39%	Dow Jones U.S. FinancialsSM Index	4,277,806
77,142,223	11/6/2017	Morgan Stanley & Co. International plc	1.24%	iShares® U.S. Financials ETF	6,378,695
102,688,022					10,656,501	(10,656,501)	—	—
134,720,446	11/6/2017	Societe Generale	1.49%	Dow Jones U.S. FinancialsSM Index	10,377,007	(10,377,007)	—	—
183,391,327	11/6/2017	UBS AG	1.44%	Dow Jones U.S. FinancialsSM Index	(24,725,323)	21,464,747	3,260,576	—
$894,596,173					$88,991,679

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Reflects the floating financing rate, as of May 31, 2017, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions.

See accompanying notes to the financial statements.

PROSHARES TRUST SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2017 :: ULTRA FINANCIALS UYG :: 131

3  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

4  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

Ultra Financials invested, as a percentage of net assets, in the following industries, as of May 31, 2017:

Banks	26.2%
Capital Markets	11.8%
Consumer Finance	2.9%
Diversified Financial Services	5.9%
Equity Real Estate Investment Trusts (REITs)	16.9%
Insurance	13.0%
IT Services	5.6%
Mortgage Real Estate Investment Trusts (REITs)	0.9%
Real Estate Management & Development	0.5%
Thrifts & Mortgage Finance	0.3%
Other[1]	16.0%
100.0%

1  Includes any non-equity securities and net other assets (liabilities).

See accompanying notes to the financial statements.

132 :: UYG ULTRA FINANCIALS :: MAY 31, 2017 :: SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Shares	Value
Exchange Traded Fund (a) — 49.6%
VanEck Vectors Gold Miners ETF (Cost $7,196,989)	270,143	$6,129,545
	Principal Amount
Short-Term Investment (a) — 45.2%
Repurchase Agreement (b) — 45.2%
Repurchase Agreements with various counterparties, rates 0.60% - 0.81%, dated 5/31/2017, due 6/1/2017, total to be received $5,595,516 (Cost $5,595,392)	$5,595,392	5,595,392
Total Investments — 94.8% (Cost $12,792,381)		11,724,937
Other assets less liabilities — 5.2%		647,046
Net Assets — 100.0%		$12,371,983

(a)  All or a portion of this security is segregated in connection with obligations for swaps with a total value of $3,082,414.

(b)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subjected to repurchase.

As of May 31, 2017, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$—
Aggregate gross unrealized depreciation	(1,067,444)
Net unrealized depreciation	$(1,067,444)
Federal income tax cost of investments	$12,792,381

Swap Agreements1,5

Ultra Gold Miners had the following open swap agreements as of May 31, 2017:

Notional Amount at Value	Termination Date	Counterparty	Rate Paid (Received)[2]	Underlying Instrument	Unrealized Depreciation[3]	Financial Instruments for the Benefit of (the Fund)/the Counterparty	Cash Collateral for the Benefit of (the Fund)/the Counterparty	Net Amount[4]
$3,994,894	11/6/2018	Bank of America NA	1.49%	VanEck Vectors Gold Miners ETF	$(680,509)	$—	$680,509	$—
4,020,488	1/8/2018	Goldman Sachs International	1.50%	VanEck Vectors Gold Miners ETF	(907,105)	218,383	688,722	—
2,629,090	11/6/2018	Morgan Stanley & Co. International plc	1.89%	VanEck Vectors Gold Miners ETF	(815,452)	—	815,452	—
5,789,212	11/6/2018	Societe Generale	1.49%	VanEck Vectors Gold Miners ETF	(441,911)	377,867	64,044	—
2,179,315	11/6/2018	UBS AG	1.44%	VanEck Vectors Gold Miners ETF	(139,641)	—	139,641	—
$18,612,999					$(2,984,618)

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Reflects the floating financing rate, as of May 31, 2017, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions.

3  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

4  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

5  In order to facilitate the daily valuation and final settlement of these swap transactions as of the time the Fund calculates its NAV, which differs from the time the Fund's underlying index is calculated, one or more exchange-traded financial products are used as the reference entity, as a surrogate for the respective underlying index.
See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2017 :: ULTRA GOLD MINERS GDXX :: 133

Investments	Shares	Value
Exchange Traded Fund (a) — 82.3%
VanEck Vectors Junior Gold Miners ETF (Cost $5,934,727)	124,638	$3,917,372
	Principal Amount
Short-Term Investment (a) — 23.2%
Repurchase Agreement (b) — 23.2%
Repurchase Agreements with various counterparties, rates 0.60% - 0.81%, dated 5/31/2017, due 6/1/2017, total to be received $1,102,088 (Cost $1,102,064)	$1,102,064	1,102,064
Total Investments — 105.5% (Cost $7,036,791)		5,019,436
Liabilities less other assets — (5.5%)		(262,950)
Net Assets — 100.0%		$4,756,486

(a)  All or a portion of this security is segregated in connection with obligations for swaps with a total value of $3,255,394.

(b)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subjected to repurchase.

As of May 31, 2017, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$—
Aggregate gross unrealized depreciation	(2,017,355)
Net unrealized depreciation	$(2,017,355)
Federal income tax cost of investments	$7,036,791

Swap Agreements1,5

Ultra Junior Miners had the following open swap agreements as of May 31, 2017:

Notional Amount at Value	Termination Date	Counterparty	Rate Paid (Received)[2]	Underlying Instrument	Unrealized Depreciation[3]	Financial Instruments for the Benefit of (the Fund)/the Counterparty	Cash Collateral for the Benefit of (the Fund)/the Counterparty	Net Amount[4]
$1,179,266	11/6/2018	Bank of America NA	1.49%	VanEck Vectors Junior Gold Miners ETF	$(268,784)	$—	$268,784	$—
148,873	11/6/2017	Goldman Sachs International	1.30%	VanEck Vectors Junior Gold Miners ETF	(158,525)	—	158,525	—
36,016	1/8/2018	Morgan Stanley & Co. International plc	1.89%	VanEck Vectors Junior Gold Miners ETF	(4,839)	—	4,839	—
68,941	11/6/2018	Societe Generale	1.49%	VanEck Vectors Junior Gold Miners ETF	(14,589)	—	—	(14,589)
4,175,984	11/6/2017	UBS AG	1.44%	VanEck Vectors Junior Gold Miners ETF	(2,695,683)	699,264	1,996,419	—
$5,609,080					$(3,142,420)

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Reflects the floating financing rate, as of May 31, 2017, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions.

3  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

4  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

5  In order to facilitate the daily valuation and final settlement of these swap transactions as of the time the Fund calculates its NAV, which differs from the time the Fund's underlying index is calculated, one or more exchange-traded financial products are used as the reference entity, as a surrogate for the respective underlying index.

See accompanying notes to the financial statements.

134 :: GDJJ ULTRA JUNIOR MINERS :: MAY 31, 2017 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Shares	Value
Common Stocks (a) — 72.2%
Biotechnology — 15.5%
AbbVie, Inc.	31,459	$2,076,923
ACADIA Pharmaceuticals, Inc.*	1,865	47,949
Agios Pharmaceuticals, Inc.*	812	37,896
Alexion Pharmaceuticals, Inc.*	4,433	434,567
Alkermes plc*	3,010	173,858
Alnylam Pharmaceuticals, Inc.*	1,409	92,233
Amgen, Inc.	14,535	2,256,413
AquaBounty Technologies, Inc.*	28	230
Biogen, Inc.*	4,261	1,055,748
BioMarin Pharmaceutical, Inc.*	3,395	297,538
Bioverativ, Inc.*	2,131	117,397
Bluebird Bio, Inc.*	806	60,732
Celgene Corp.*	15,355	1,756,766
Gilead Sciences, Inc.	25,797	1,673,967
Incyte Corp.*	3,339	431,833
Intercept Pharmaceuticals, Inc.*	347	38,829
Intrexon Corp.*	1,193	25,435
Ionis Pharmaceuticals, Inc.*	2,392	109,530
Juno Therapeutics, Inc.*	1,505	34,961
Kite Pharma, Inc.*	963	69,644
Ligand Pharmaceuticals, Inc.*	374	40,497
Myriad Genetics, Inc.*	1,344	27,350
Neurocrine Biosciences, Inc.*	1,719	74,725
Novavax, Inc.*	5,353	4,932
OPKO Health, Inc.*	7,152	43,913
Portola Pharmaceuticals, Inc.*	1,116	41,125
Radius Health, Inc.*	732	25,342
Regeneron Pharmaceuticals, Inc.*	1,501	689,049
Seattle Genetics, Inc.*	1,912	122,330
TESARO, Inc.*	674	100,635
Ultragenyx Pharmaceutical, Inc.*	758	40,818
United Therapeutics Corp.*	888	107,350
Vertex Pharmaceuticals, Inc.*	4,903	606,011
		12,716,526
Commercial Services & Supplies — 0.1%
Healthcare Services Group, Inc.	1,437	68,789
Health Care Equipment & Supplies — 15.3%
Abbott Laboratories	34,101	1,557,052
ABIOMED, Inc.*	799	109,806
Alere, Inc.*	1,717	83,292
Align Technology, Inc.*	1,489	216,203
Baxter International, Inc.	9,593	568,961
Becton Dickinson and Co.	4,448	841,695
Boston Scientific Corp.*	26,911	727,404
Cooper Cos., Inc. (The)	966	211,312
CR Bard, Inc.	1,421	436,858
Danaher Corp.	12,041	1,022,762
Investments	Shares	Value
Common Stocks (a) (continued)
DENTSPLY SIRONA, Inc.	4,534	$288,000
DexCom, Inc.*	1,669	111,556
Edwards Lifesciences Corp.*	4,194	482,604
Haemonetics Corp.*	1,026	41,840
Halyard Health, Inc.*	921	33,101
Hill-Rom Holdings, Inc.	1,174	90,821
Hologic, Inc.*	5,513	238,768
IDEXX Laboratories, Inc.*	1,737	292,493
Intuitive Surgical, Inc.*	725	663,143
Medtronic plc	27,018	2,277,077
NuVasive, Inc.*	998	74,880
ResMed, Inc.	2,796	198,796
STERIS plc	1,676	129,990
Stryker Corp.	6,108	873,200
Teleflex, Inc.	887	177,418
Varex Imaging Corp.*	739	25,385
Varian Medical Systems, Inc.*	1,844	182,593
West Pharmaceutical Services, Inc.	1,446	140,291
Zimmer Biomet Holdings, Inc.	3,969	473,144
		12,570,445
Health Care Providers & Services — 12.5%
Acadia Healthcare Co., Inc.*	1,503	62,134
Aetna, Inc.	6,547	948,398
Anthem, Inc.	5,218	951,502
Brookdale Senior Living, Inc.*	3,672	50,453
Centene Corp.*	3,396	246,652
Cigna Corp.	5,073	817,920
Community Health Systems, Inc.*	2,247	19,886
DaVita, Inc.*	3,073	203,617
Envision Healthcare Corp.*	2,319	126,641
Express Scripts Holding Co.*	11,956	714,371
HCA Healthcare, Inc.*	5,699	466,805
HealthSouth Corp.	1,758	79,690
Henry Schein, Inc.*	1,563	287,545
Humana, Inc.	2,947	684,470
Laboratory Corp. of America Holdings*	2,019	280,641
LifePoint Health, Inc.*	789	47,971
Magellan Health, Inc.*	466	32,038
MEDNAX, Inc.*	1,851	100,509
Molina Healthcare, Inc.*	840	54,239
Owens & Minor, Inc.	1,205	38,415
Patterson Cos., Inc.	1,623	71,672
Quest Diagnostics, Inc.	2,714	295,202
Tenet Healthcare Corp.*	1,576	26,067
UnitedHealth Group, Inc.	18,988	3,326,318
Universal Health Services, Inc., Class B	1,763	200,383
WellCare Health Plans, Inc.*	874	150,153
		10,283,692

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2017 :: ULTRA HEALTH CARE RXL :: 135

Investments	Shares	Value
Common Stocks (a) (continued)
Life Sciences Tools & Services — 3.4%
Bio-Rad Laboratories, Inc., Class A*	410	$91,627
Bio-Techne Corp.	736	82,491
Bruker Corp.	2,090	56,869
Charles River Laboratories International, Inc.*	935	86,067
Illumina, Inc.*	2,887	512,038
PAREXEL International Corp.*	1,006	81,305
Quintiles IMS Holdings, Inc.*	2,706	233,907
Thermo Fisher Scientific, Inc.	7,705	1,331,347
Waters Corp.*	1,580	283,799
		2,759,450
Pharmaceuticals — 25.4%
Akorn, Inc.*	1,719	57,191
Allergan plc	6,617	1,480,554
Bristol-Myers Squibb Co.	33,014	1,781,105
Catalent, Inc.*	2,462	87,475
Eli Lilly & Co.	19,164	1,524,879
Endo International plc*	3,917	51,626
Horizon Pharma plc*	3,183	31,830
Impax Laboratories, Inc.*	1,455	22,189
Jazz Pharmaceuticals plc*	1,182	172,052
Johnson & Johnson	53,553	6,868,172
Mallinckrodt plc*	1,960	84,535
Medicines Co. (The)*	1,409	56,036
Merck & Co., Inc.	54,190	3,528,311
Mylan NV*	9,090	354,328
Pacira Pharmaceuticals, Inc.*	737	32,723
Perrigo Co. plc	2,830	206,165
Pfizer, Inc.	117,472	3,835,461
Prestige Brands Holdings, Inc.*	1,045	52,647
Zoetis, Inc.	9,710	604,739
		20,832,018
Total Common Stocks (Cost $61,324,605)		59,230,920
Investments	No. of Rights	Value
Right — 0.1%
Biotechnology — 0.1%
Dyax Corp., CVR (Cost $—)*(b)(c)	5,189	$5,760
	Principal Amount
Short-Term Investment (a) — 3.5%
Repurchase Agreement (d) — 3.5%
Repurchase Agreements with various counterparties, rates 0.60% - 0.81%, dated 5/31/2017, due 6/1/2017, total to be received $2,904,102 (Cost $2,904,038)	$2,904,038	2,904,038
Total Investments — 75.8% (Cost $64,228,643)		62,140,718
Other assets less liabilities — 24.2%		19,888,847
Net Assets — 100.0%		$82,029,565

*  Non-income producing security.

(a)  All or a portion of this security is segregated in connection with obligations for swaps with a total value of $4,327,320.

(b)  Security fair valued as of 5/31/2017 in accordance with procedures approved by the Board of Trustees. Total value of all such securities at 5/31/2017 amounted to $5,760, which represents approximately 0.01% of net assets of the Fund.

(c)  Illiquid security.

(d)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subjected to repurchase.

Abbreviations

CVR  Contingent Value Rights — No defined expiration

As of May 31, 2017, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$2,934,980
Aggregate gross unrealized depreciation	(5,372,751)
Net unrealized depreciation	$(2,437,771)
Federal income tax cost of investments	$64,578,489

See accompanying notes to the financial statements.

136 :: RXL ULTRA HEALTH CARE :: MAY 31, 2017 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Swap Agreements1

Ultra Health Care had the following open swap agreements as of May 31, 2017:

Notional Amount at Value	Termination Date	Counterparty	Rate Paid (Received)[2]	Underlying Instrument	Unrealized Appreciation[3]	Financial Instruments for the Benefit of (the Fund)/the Counterparty	Cash Collateral for the Benefit of (the Fund)/the Counterparty	Net Amount[4]
$97,315	1/8/2018	Bank of America NA	0.88%	iShares® U.S. Healthcare ETF	$4,573
1,725,335	1/8/2018	Bank of America NA	1.19%	Dow Jones U.S. Health CareSM Index	6,953,345
1,822,650					6,957,918	$(6,957,918)	$—	$—
496,397	11/6/2017	Citibank NA	1.25%	Dow Jones U.S. Health CareSM Index	33,887	—	—	33,887
8,284,508	11/6/2017	Credit Suisse International	1.29%	Dow Jones U.S. Health CareSM Index	1,019,978	—	(1,000,006)	19,972
153,776	1/8/2018	Goldman Sachs International	0.98%	iShares® U.S. Healthcare ETF	60,913
309,459	1/8/2018	Goldman Sachs International	1.45%	Dow Jones U.S. Health CareSM Index	24,733
463,235					85,646	—	—	85,646
155,263	11/6/2018	Morgan Stanley & Co. International plc	1.29%	iShares® U.S. Healthcare ETF	16,556
5,971,699	11/6/2017	Morgan Stanley & Co. International plc	1.29%	Dow Jones U.S. Health CareSM Index	842,939
6,126,962					859,495	(859,495)	—	—
72,246,094	11/6/2017	Societe Generale	1.39%	Dow Jones U.S. Health CareSM Index	9,902,379	(9,902,379)	—	—
15,293,333	1/8/2018	UBS AG	1.34%	Dow Jones U.S. Health CareSM Index	441,384	—	(360,000)	81,384
$104,733,179					$19,300,687

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Reflects the floating financing rate, as of May 31, 2017, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions.

3  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

4  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2017 :: ULTRA HEALTH CARE RXL :: 137

	Percentage of Net Assets	Shares	Value
Common Stocks (a) — 64.3%
3M Co. (Industrial Conglomerates)	2.6%	2,730	$558,203
Accenture plc, Class A (IT Services)	1.7%	2,852	354,989
Agilent Technologies, Inc. (Life Sciences Tools & Services)	0.4%	1,475	89,002
AMETEK, Inc. (Electrical Equipment)	0.3%	1,050	64,071
Amphenol Corp., Class A (Electronic Equipment, Instruments & Components)	0.5%	1,410	105,186
Automatic Data Processing, Inc. (IT Services)	1.0%	2,055	210,370
Ball Corp. (Containers & Packaging)	0.3%	1,604	65,604
Boeing Co. (The) (Aerospace & Defense)	2.3%	2,609	489,527
Caterpillar, Inc. (Machinery)	1.3%	2,686	283,185
CSX Corp. (Road & Rail)	1.1%	4,242	229,789
Cummins, Inc. (Machinery)	0.5%	708	111,652
Deere & Co. (Machinery)	0.8%	1,341	164,219
Eaton Corp. plc (Electrical Equipment)	0.8%	2,059	159,325
Emerson Electric Co. (Electrical Equipment)	0.8%	2,953	174,581
Equifax, Inc. (Professional Services)	0.4%	550	75,240
FedEx Corp. (Air Freight & Logistics)	1.0%	1,123	217,682
Fidelity National Information Services, Inc. (IT Services)	0.6%	1,506	129,320
Fiserv, Inc.* (IT Services)	0.6%	982	123,025
Fortive Corp. (Machinery)	0.4%	1,379	86,118
General Dynamics Corp. (Aerospace & Defense)	1.2%	1,302	264,631
General Electric Co. (Industrial Conglomerates)	5.2%	39,948	1,093,776
Global Payments, Inc. (IT Services)	0.3%	698	63,944
Honeywell International, Inc. (Industrial Conglomerates)	2.2%	3,486	463,603
Illinois Tool Works, Inc. (Machinery)	0.9%	1,429	201,803
Ingersoll-Rand plc (Machinery)	0.5%	1,188	106,445
International Paper Co. (Containers & Packaging)	0.5%	1,883	99,573
Johnson Controls International plc (Building Products)	0.8%	4,298	179,485
	Percentage of Net Assets	Shares	Value
Common Stocks (a) (continued)
Lockheed Martin Corp. (Aerospace & Defense)	1.5%	1,144	$321,613
Martin Marietta Materials, Inc. (Construction Materials)	0.3%	288	64,541
Mettler-Toledo International, Inc.* (Life Sciences Tools & Services)	0.3%	119	69,354
Norfolk Southern Corp. (Road & Rail)	0.8%	1,331	165,084
Northrop Grumman Corp. (Aerospace & Defense)	1.0%	799	207,117
PACCAR, Inc. (Machinery)	0.5%	1,606	101,114
Parker-Hannifin Corp. (Machinery)	0.5%	610	96,057
Paychex, Inc. (IT Services)	0.4%	1,462	86,594
PayPal Holdings, Inc.* (IT Services)	1.3%	5,143	268,516
Raytheon Co. (Aerospace & Defense)	1.0%	1,340	219,773
Republic Services, Inc. (Commercial Services & Supplies)	0.3%	1,056	67,172
Rockwell Automation, Inc. (Electrical Equipment)	0.4%	590	93,645
Rockwell Collins, Inc. (Aerospace & Defense)	0.4%	744	81,094
Roper Technologies, Inc. (Industrial Conglomerates)	0.5%	466	105,875
Sherwin-Williams Co. (The) (Chemicals)	0.6%	372	123,418
TE Connectivity Ltd. (Electronic Equipment, Instruments & Components)	0.6%	1,626	128,210
Union Pacific Corp. (Road & Rail)	1.9%	3,726	410,978
United Parcel Service, Inc., Class B (Air Freight & Logistics)	1.6%	3,155	334,335
United Technologies Corp. (Aerospace & Defense)	2.0%	3,431	416,112
Vulcan Materials Co. (Construction Materials)	0.4%	606	75,538
Waste Management, Inc. (Commercial Services & Supplies)	0.6%	1,852	135,029
WestRock Co. (Containers & Packaging)	0.3%	1,146	62,365
Other Common Stocks	18.1%	69,261	3,844,835
Total Common Stocks (Cost $13,301,397)			13,642,717

See accompanying notes to the financial statements.

138 :: UXI ULTRA INDUSTRIALS :: MAY 31, 2017 :: SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

	Principal Amount	Value
Short-Term Investment (a) — 7.9%
Repurchase Agreement (b) — 7.9%
Repurchase Agreements with various counterparties, rates 0.60% - 0.81%, dated 5/31/2017, due 6/1/2017, total to be received $1,688,501 (Cost $1,688,463)	$1,688,463	$1,688,463
Total Investments — 72.2% (Cost $14,989,860)		15,331,180
Other assets less liabilities — 27.8%		5,910,325
Net Assets — 100.0%		$21,241,505

*  Non-income producing security.

(a)  All or a portion of this security is segregated in connection with obligations for swaps with a total value of $9,684,737.

(b)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subjected to repurchase.

As of May 31, 2017, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$917,950
Aggregate gross unrealized depreciation	(591,876)
Net unrealized appreciation	$326,074
Federal income tax cost of investments	$15,005,106

Swap Agreements1

Ultra Industrials had the following open swap agreements as of May 31, 2017:

Notional Amount at Value	Termination Date	Counterparty	Rate Paid (Received)[2]	Underlying Instrument	Unrealized Appreciation[3]	Financial Instruments for the Benefit of (the Fund)/the Counterparty	Cash Collateral for the Benefit of (the Fund)/the Counterparty	Net Amount[4]
$1,441,975	1/8/2018	Bank of America NA	1.19%	Dow Jones U.S. IndustrialsSM Index	$334,403
5,132,318	11/6/2018	Bank of America NA	0.88%	iShares® U.S. Industrials ETF	445,446
6,574,293					779,849	$(616,002)	$—	$163,847
559,859	11/6/2018	Citibank NA	1.25%	Dow Jones U.S. IndustrialsSM Index	79,210	—	—	79,210
1,589,474	1/8/2018	Credit Suisse International	1.29%	Dow Jones U.S. IndustrialsSM Index	976,967	—	(880,588)	96,379
13,203,475	11/6/2017	Goldman Sachs International	1.45%	Dow Jones U.S. IndustrialsSM Index	2,011,958	(1,912,124)	—	99,834
369,999	11/6/2017	Morgan Stanley & Co. International plc	1.29%	Dow Jones U.S. IndustrialsSM Index	158,615
3,494,587	11/6/2018	Morgan Stanley & Co. International plc	1.24%	iShares® U.S. Industrials ETF	482,354
3,864,586					640,969	(564,083)	—	76,886
578,092	1/8/2018	Societe Generale	1.39%	Dow Jones U.S. IndustrialsSM Index	391,002	—	(280,000)	111,002
2,488,153	11/6/2017	UBS AG	1.34%	Dow Jones U.S. IndustrialsSM Index	409,972	—	(270,000)	139,972
$28,857,932					$5,289,927

See accompanying notes to the financial statements.

PROSHARES TRUST SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2017 :: ULTRA INDUSTRIALS UXI :: 139

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Reflects the floating financing rate, as of May 31, 2017, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions.

3  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

4  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

Ultra Industrials invested, as a percentage of net assets, in the following industries, as of May 31, 2017:

Aerospace & Defense	11.7%
Air Freight & Logistics	3.1%
Building Products	2.0%
Chemicals	0.8%
Commercial Services & Supplies	1.7%
Construction & Engineering	0.7%
Construction Materials	0.8%
Containers & Packaging	2.5%
Electrical Equipment	2.9%
Electronic Equipment, Instruments & Components	2.9%
Industrial Conglomerates	10.6%
Internet Software & Services	0.2%
IT Services	7.9%
Life Sciences Tools & Services	0.9%
Machinery	8.4%
Marine	0.1%
Multi-Utilities	0.1%
Paper & Forest Products	0.1%
Professional Services	1.0%
Road & Rail	4.5%
Trading Companies & Distributors	1.3%
Transportation Infrastructure	0.1%
Other[1]	35.7%
100.0%

1  Includes any non-equity securities and net other assets (liabilities).

See accompanying notes to the financial statements.

140 :: UXI ULTRA INDUSTRIALS :: MAY 31, 2017 :: SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Shares	Value
Common Stocks (a) — 93.4%
Electric Utilities — 0.5%
OGE Energy Corp.	17,467	$622,349
Energy Equipment & Services — 15.4%
Baker Hughes, Inc.	37,199	2,051,525
Core Laboratories NV	3,857	394,340
Diamond Offshore Drilling, Inc.*	5,640	65,142
Dril-Quip, Inc.*	3,306	163,978
Ensco plc, Class A	26,504	165,385
Halliburton Co.	75,821	3,426,351
Helmerich & Payne, Inc.	9,496	500,059
Nabors Industries Ltd.	24,957	219,622
National Oilwell Varco, Inc.	33,121	1,082,063
Noble Corp. plc	21,399	86,666
Oceaneering International, Inc.	8,578	209,132
Oil States International, Inc.*	4,492	131,391
Patterson-UTI Energy, Inc.	14,547	310,142
Rowan Cos. plc, Class A*	10,976	132,151
Schlumberger Ltd.	121,924	8,484,691
Superior Energy Services, Inc.*	13,366	138,605
TechnipFMC plc*	40,806	1,181,334
Transocean Ltd.*	34,048	309,496
US Silica Holdings, Inc.	6,380	242,440
Weatherford International plc*	86,004	412,819
		19,707,332
Oil, Gas & Consumable Fuels — 77.3%
Anadarko Petroleum Corp.	48,888	2,470,311
Antero Resources Corp.*	12,628	259,758
Apache Corp.	33,208	1,552,806
Cabot Oil & Gas Corp.	41,555	922,105
Carrizo Oil & Gas, Inc.*	5,356	117,511
Cheniere Energy, Inc.*	20,811	1,013,912
Chesapeake Energy Corp.*	66,619	337,092
Chevron Corp.	165,565	17,132,666
Cimarex Energy Co.	8,319	894,792
Concho Resources, Inc.*	12,957	1,642,688
ConocoPhillips	108,083	4,830,229
Continental Resources, Inc.*	7,535	283,316
Devon Energy Corp.	45,881	1,559,036
Diamondback Energy, Inc.*	8,577	795,603
Energen Corp.*	8,488	484,156
EOG Resources, Inc.	50,448	4,555,959
EQT Corp.	15,160	837,893
Exxon Mobil Corp.	362,643	29,192,761
Gulfport Energy Corp.*	13,892	199,350
Hess Corp.	23,529	1,079,746
HollyFrontier Corp.	15,512	370,737
Investments	Shares	Value
Common Stocks (a) (continued)
Kinder Morgan, Inc.	167,910	$3,149,992
Marathon Oil Corp.	74,094	964,704
Marathon Petroleum Corp.	46,159	2,402,114
Murphy Oil Corp.	14,174	345,987
Newfield Exploration Co.*	17,395	564,990
Noble Energy, Inc.	39,791	1,141,604
Oasis Petroleum, Inc.*	20,770	202,715
Occidental Petroleum Corp.	66,842	3,938,999
ONEOK, Inc.	18,431	915,652
Parsley Energy, Inc., Class A*	19,382	574,676
PBF Energy, Inc., Class A	9,530	184,120
Phillips 66	38,581	2,936,400
Pioneer Natural Resources Co.	14,849	2,477,704
QEP Resources, Inc.*	20,954	209,540
Range Resources Corp.	16,451	379,360
Rice Energy, Inc.*	13,997	279,940
SemGroup Corp., Class A	4,624	143,344
SM Energy Co.	8,562	145,297
Southwestern Energy Co.*	43,548	263,901
Targa Resources Corp.	16,961	779,019
Tesoro Corp.	10,231	851,628
Valero Energy Corp.	39,448	2,424,869
Western Refining, Inc.	6,939	251,192
Whiting Petroleum Corp.*	24,425	172,441
Williams Cos., Inc. (The)	72,224	2,065,606
World Fuel Services Corp.	6,115	216,104
WPX Energy, Inc.*	34,660	375,021
		98,889,346
Semiconductors & Semiconductor Equipment — 0.2%
First Solar, Inc.*	6,826	262,869
Total Common Stocks (Cost $153,528,346)		119,481,896
	Principal Amount
Short-Term Investment (a) — 7.4%
Repurchase Agreement (b) — 7.4%
Repurchase Agreements with various counterparties, rates 0.60% - 0.81%, dated 5/31/2017, due 6/1/2017, total to be received $9,460,637 (Cost $9,460,429)	$9,460,429	9,460,429
Total Investments — 100.8% (Cost $162,988,775)		128,942,325
Liabilities less other assets — (0.8%)		(1,026,828)
Net Assets — 100.0%		$127,915,497

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2017 :: ULTRA OIL & GAS DIG :: 141

*  Non-income producing security.

(a)  All or a portion of this security is segregated in connection with obligations for swaps with a total value of $47,464,968.

(b)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subjected to repurchase.

As of May 31, 2017, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$192,591
Aggregate gross unrealized depreciation	(34,566,142)
Net unrealized depreciation	$(34,373,551)
Federal income tax cost of investments	$163,315,876

Swap Agreements1

Ultra Oil & Gas had the following open swap agreements as of May 31, 2017:

Notional Amount at Value	Termination Date	Counterparty	Rate Paid (Received)[2]	Underlying Instrument	Unrealized Appreciation/ (Depreciation)[3]	Financial Instruments for the Benefit of (the Fund)/the Counterparty	Cash Collateral for the Benefit of (the Fund)/the Counterparty	Net Amount[4]
$14,399,014	11/6/2017	Bank of America NA	0.83%	iShares® U.S. Energy ETF	$(4,187,319)
29,807,822	11/6/2017	Bank of America NA	1.14%	Dow Jones U.S. Oil & GasSM Index	(2,989,090)
44,206,836					(7,176,409)	$6,896,380	$280,029	$—
192,656	11/6/2017	Citibank NA	1.25%	Dow Jones U.S. Oil & GasSM Index	29,147	—	—	29,147
14,993,476	11/6/2017	Credit Suisse International	1.29%	Dow Jones U.S. Oil & GasSM Index	1,443,156	—	(1,443,156)	—
279,636	11/6/2017	Goldman Sachs International	0.98%	iShares® U.S. Energy ETF	15,146
1,439,412	11/6/2017	Goldman Sachs International	1.45%	Dow Jones U.S. Oil & GasSM Index	171,460
1,719,048					186,606	(186,606)	—	—
395,875	11/6/2018	Morgan Stanley & Co. International plc	1.24%	iShares® U.S. Energy ETF	(21,970)
52,981,908	11/6/2017	Morgan Stanley & Co. International plc	1.29%	Dow Jones U.S. Oil & GasSM Index	(3,293,032)
53,377,783					(3,315,002)	1,967,996	1,347,006	—
6,274,073	11/6/2017	Societe Generale	1.39%	Dow Jones U.S. Oil & GasSM Index	122,577	—	(122,577)	—
15,898,520	11/6/2017	UBS AG	1.49%	Dow Jones U.S. Oil & GasSM Index	4,481,616	—	(4,481,616)	—
$136,662,392					$(4,228,309)

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Reflects the floating financing rate, as of May 31, 2017, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions.

3  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

See accompanying notes to the financial statements.

142 :: DIG ULTRA OIL & GAS :: MAY 31, 2017 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

4  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2017 :: ULTRA OIL & GAS DIG :: 143

Investments	Shares	Value
Common Stocks — 87.4%
Oil, Gas & Consumable Fuels — 87.4%
Alon USA Energy, Inc.	291	$3,594
Anadarko Petroleum Corp.	312	15,765
Antero Resources Corp.*	811	16,682
Apache Corp.	384	17,956
Bill Barrett Corp.*	1,518	5,252
Cabot Oil & Gas Corp.	850	18,862
California Resources Corp.*	990	10,781
Callon Petroleum Co.*	1,674	18,950
Carrizo Oil & Gas, Inc.*	687	15,073
Centennial Resource Development, Inc., Class A*	465	7,249
Chesapeake Energy Corp.*	3,747	18,960
Chevron Corp.	174	18,006
Cimarex Energy Co.	162	17,425
Concho Resources, Inc.*	152	19,271
ConocoPhillips	423	18,904
Continental Resources, Inc.*	439	16,506
Delek US Holdings, Inc.	393	9,636
Denbury Resources, Inc.*	5,575	8,530
Devon Energy Corp.	479	16,276
Diamondback Energy, Inc.*	190	17,624
Energen Corp.*	380	21,675
EOG Resources, Inc.	204	18,423
EQT Corp.	338	18,681
Extraction Oil & Gas, Inc.*	589	8,387
Exxon Mobil Corp.	236	18,998
Green Plains, Inc.	510	10,889
Gulfport Energy Corp.*	1,147	16,459
Hess Corp.	407	18,677
HollyFrontier Corp.	703	16,802
Kosmos Energy Ltd.*	1,153	6,918
Laredo Petroleum, Inc.*	1,462	17,179
Marathon Oil Corp.	1,194	15,546
Marathon Petroleum Corp.	387	20,139
Matador Resources Co.*	700	15,953
Murphy Oil Corp.	726	17,722
Newfield Exploration Co.*	562	18,254
Noble Energy, Inc.	566	16,239
Oasis Petroleum, Inc.*	1,488	14,523
Occidental Petroleum Corp.	308	18,150
Par Pacific Holdings, Inc.*	105	1,807
Parsley Energy, Inc., Class A*	636	18,857
PBF Energy, Inc., Class A	874	16,886
PDC Energy, Inc.*	303	15,047
Phillips 66	245	18,647
Pioneer Natural Resources Co.	104	17,353
QEP Resources, Inc.*	1,495	14,950
Investments	Shares	Value
Common Stocks (continued)
Range Resources Corp.	701	$16,165
Resolute Energy Corp.*	451	17,679
REX American Resources Corp.*	35	3,329
Rice Energy, Inc.*	963	19,260
Ring Energy, Inc.*	168	2,181
RSP Permian, Inc.*	493	17,546
Sanchez Energy Corp.*	1,687	10,105
SM Energy Co.	862	14,628
Southwestern Energy Co.*	2,594	15,720
SRC ENERGY, Inc.*	1,707	11,744
Tesoro Corp.	236	19,645
Valero Energy Corp.	290	17,826
Western Refining, Inc.	538	19,476
Whiting Petroleum Corp.*	2,109	14,890
World Fuel Services Corp.	230	8,128
WPX Energy, Inc.*	1,564	16,922
Total Common Stocks (Cost $976,104)		929,707
	Principal Amount
Short-Term Investment — 26.3%
Repurchase Agreement (a) — 26.3%
Repurchase Agreements with various counterparties, rates 0.60% - 0.81%, dated 5/31/2017, due 6/1/2017, total to be received $279,723 (Cost $279,717)	$279,717	279,717
Total Investments — 113.7% (Cost $1,255,821)		1,209,424
Liabilities less other assets — (13.7%)		(145,997)
Net Assets — 100.0%		$1,063,427

*  Non-income producing security.

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subjected to repurchase.

As of May 31, 2017, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$90,551
Aggregate gross unrealized depreciation	(148,357)
Net unrealized depreciation	$(57,806)
Federal income tax cost of investments	$1,267,230

See accompanying notes to the financial statements.

144 :: UOP ULTRA OIL & GAS EXPLORATION & PRODUCTION :: MAY 31, 2017 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Swap Agreements1

Ultra Oil & Gas Exploration & Production had the following open swap agreements as of May 31, 2017:

Notional Amount at Value	Termination Date	Counterparty	Rate Paid (Received)[2]	Underlying Instrument	Unrealized Appreciation/ (Depreciation)[3]	Financial Instruments for the Benefit of (the Fund)/the Counterparty	Cash Collateral for the Benefit of (the Fund)/the Counterparty	Net Amount[4]
$427,214	11/6/2017	Bank of America NA	0.49%	S&P Oil & Gas Exploration & Production Select Industry Index	$(87,903)	$—	$—	$(87,903)
17,172	11/6/2018	Goldman Sachs International	(0.80)%	SPDR S&P Oil & Gas Exploration & Production ETF	(1,409)	—	—	(1,409)
14,266	11/6/2018	Morgan Stanley & Co. International plc	(0.46)%	S&P Oil & Gas Exploration & Production Select Industry Index	1,614	—	—	1,614
154,118	1/8/2018	Societe Generale	(0.21)%	S&P Oil & Gas Exploration & Production Select Industry Index	(44,846)	—	10,000	(34,846)
586,690	11/6/2018	UBS AG	(0.01)%	S&P Oil & Gas Exploration & Production Select Industry Index	(121,712)	—	110,050	(11,662)
$1,199,460					$(254,256)

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Reflects the floating financing rate, as of May 31, 2017, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions.

3  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

4  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2017 :: ULTRA OIL & GAS EXPLORATION & PRODUCTION UOP :: 145

Investments	Shares		Value
Common Stocks (a) — 68.2%
Equity Real Estate Investment Trusts (REITs) — 63.1%
Acadia Realty Trust	9,744		$264,550
Alexandria Real Estate Equities, Inc.	10,225		1,193,053
American Campus Communities, Inc.	15,335		727,799
American Homes 4 Rent, Class A	26,809		602,398
American Tower Corp.	49,146		6,447,463
Apartment Investment & Management Co., Class A	18,064		775,307
Apple Hospitality REIT, Inc.	17,988		336,735
AvalonBay Communities, Inc.	15,801		3,021,783
Boston Properties, Inc.	17,698		2,147,121
Brandywine Realty Trust	20,149		351,197
Brixmor Property Group, Inc.	30,110		543,184
Camden Property Trust	10,069		838,848
Care Capital Properties, Inc.	9,669		254,198
CBL & Associates Properties, Inc.	19,649		151,101
Colony NorthStar, Inc., Class A	63,813		901,678
Colony Starwood Homes	—	(b)	14
Columbia Property Trust, Inc.	14,088		304,301
CoreCivic, Inc.	13,537		389,189
CoreSite Realty Corp.	3,904		411,013
Corporate Office Properties Trust	11,352		382,903
Cousins Properties, Inc.	48,131		412,001
Crown Castle International Corp.	41,478		4,216,239
CubeSmart	20,729		517,396
CyrusOne, Inc.	8,996		506,115
DCT Industrial Trust, Inc.	10,572		557,250
DDR Corp.	35,422		303,921
DiamondRock Hospitality Co.	23,032		255,425
Digital Realty Trust, Inc.	18,324		2,165,714
Douglas Emmett, Inc.	16,733		635,185
Duke Realty Corp.	40,905		1,172,746
DuPont Fabros Technology, Inc.	8,917		487,136
EastGroup Properties, Inc.	3,834		312,241
Education Realty Trust, Inc.	8,417		322,455
EPR Properties	7,370		522,607
Equinix, Inc.	8,939		3,942,188
Equity Commonwealth*	14,272		444,145
Equity LifeStyle Properties, Inc.	9,382		791,841
Equity Residential	42,234		2,749,011
Essex Property Trust, Inc.	7,543		1,937,948
Extra Space Storage, Inc.	14,485		1,122,153
Federal Realty Investment Trust	8,295		1,018,128
First Industrial Realty Trust, Inc.	13,492		389,649
Forest City Realty Trust, Inc., Class A	24,889		566,723
Four Corners Property Trust, Inc.	6,890		169,632
Gaming and Leisure Properties, Inc.	22,469		824,837
GEO Group, Inc. (The)	14,136		423,232
GGP, Inc.	67,195		1,497,105
Gramercy Property Trust	17,317		511,717
Investments	Shares	Value
Common Stocks (a) (continued)
HCP, Inc.	53,863	$1,688,066
Healthcare Realty Trust, Inc.	13,395	445,518
Healthcare Trust of America, Inc., Class A	22,015	675,640
Highwoods Properties, Inc.	11,696	589,478
Hospitality Properties Trust	18,897	546,501
Host Hotels & Resorts, Inc.	85,048	1,530,014
Hudson Pacific Properties, Inc.	17,808	583,390
Iron Mountain, Inc.	28,217	985,338
Kilroy Realty Corp.	11,250	823,725
Kimco Realty Corp.	48,968	858,899
Kite Realty Group Trust	9,611	172,710
Lamar Advertising Co., Class A	9,530	667,195
LaSalle Hotel Properties	13,009	370,106
Lexington Realty Trust	24,887	239,164
Liberty Property Trust	16,910	694,832
Life Storage, Inc.	5,347	400,490
Macerich Co. (The)	13,909	798,516
Mack-Cali Realty Corp.	10,336	275,041
Medical Properties Trust, Inc.	41,237	534,019
Mid-America Apartment Communities, Inc.	13,065	1,331,833
National Health Investors, Inc.	4,584	346,184
National Retail Properties, Inc.	16,939	649,949
Omega Healthcare Investors, Inc.	22,635	708,928
Outfront Media, Inc.	15,931	364,023
Paramount Group, Inc.	20,964	323,265
Park Hotels & Resorts, Inc.	14,292	367,876
Parkway, Inc.	4,916	98,025
Pebblebrook Hotel Trust	8,297	256,543
Physicians Realty Trust	17,424	354,404
Piedmont Office Realty Trust, Inc., Class A	16,717	354,233
Potlatch Corp.	4,665	213,424
Prologis, Inc.	60,901	3,382,442
Public Storage	17,178	3,699,282
Quality Care Properties, Inc.*	10,769	182,211
Rayonier, Inc.	14,145	397,333
Realty Income Corp.	31,191	1,713,322
Regency Centers Corp.	16,800	1,022,433
Retail Properties of America, Inc., Class A	27,249	335,163
RLJ Lodging Trust	14,338	291,778
Ryman Hospitality Properties, Inc.	5,868	377,958
SBA Communications Corp.*	14,052	1,941,705
Senior Housing Properties Trust	27,330	577,756
Simon Property Group, Inc.	36,794	5,675,475
SL Green Realty Corp.	11,572	1,169,119
Spirit Realty Capital, Inc.	55,633	402,227
STORE Capital Corp.	19,568	398,796
Sun Communities, Inc.	7,694	662,761
Sunstone Hotel Investors, Inc.	25,320	395,245
Tanger Factory Outlet Centers, Inc.	11,075	288,614
Taubman Centers, Inc.	6,962	425,726
UDR, Inc.	30,747	1,187,142
Uniti Group, Inc.	17,888	447,379

See accompanying notes to the financial statements.

146 :: URE ULTRA REAL ESTATE :: MAY 31, 2017 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Shares	Value
Common Stocks (a) (continued)
Urban Edge Properties	11,373	$271,132
Ventas, Inc.	40,799	2,712,726
VEREIT, Inc.	112,077	926,877
Vornado Realty Trust	19,804	1,825,929
Washington Prime Group, Inc.	21,324	162,702
Washington REIT	8,594	277,672
Weingarten Realty Investors	13,556	407,900
Welltower, Inc.	41,710	3,025,643
Weyerhaeuser Co.	86,171	2,840,196
WP Carey, Inc.	12,226	797,502
Xenia Hotels & Resorts, Inc.	12,298	220,134
		105,508,184
Mortgage Real Estate Investment Trusts (REITs) — 3.2%
AGNC Investment Corp.	40,903	850,373
Annaly Capital Management, Inc.	117,219	1,404,284
Blackstone Mortgage Trust, Inc., Class A	10,907	338,662
Chimera Investment Corp.	20,519	381,653
CYS Investments, Inc.	17,422	146,868
Invesco Mortgage Capital, Inc.	12,837	207,189
MFA Financial, Inc.	45,243	376,422
New Residential Investment Corp.	35,360	568,942
Starwood Property Trust, Inc.	29,830	656,857
Two Harbors Investment Corp.	39,994	399,140
		5,330,390
Real Estate Management & Development — 1.9%
Alexander & Baldwin, Inc.	5,306	212,346
CBRE Group, Inc., Class A*	34,592	1,206,569
Howard Hughes Corp. (The)*	4,155	532,505
Jones Lang LaSalle, Inc.	5,207	601,252
Realogy Holdings Corp.	16,410	499,849
St Joe Co. (The)*	8,554	150,978
		3,203,499
Total Common Stocks (Cost $125,614,516)		114,042,073
Investments	Principal Amount	Value
Short-Term Investment (a) — 2.8%
Repurchase Agreement (c) — 2.8%
Repurchase Agreements with various counterparties, rates 0.60% - 0.81%, dated 5/31/2017, due 6/1/2017, total to be received $4,660,487 (Cost $4,660,386)	$4,660,386	$4,660,386
Total Investments — 71.0% (Cost $130,274,902)		118,702,459
Other assets less liabilities — 29.0%		48,555,547
Net Assets — 100.0%		$167,258,006

*  Non-income producing security.

(a)  All or a portion of this security is segregated in connection with obligations for swaps with a total value of $38,994,946.

(b)  Amount represents less than one share.

(c)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subjected to repurchase.

As of May 31, 2017, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$2,308,412
Aggregate gross unrealized depreciation	(13,975,979)
Net unrealized depreciation	$(11,667,567)
Federal income tax cost of investments	$130,370,026

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2017 :: ULTRA REAL ESTATE URE :: 147

Swap Agreements1

Ultra Real Estate had the following open swap agreements as of May 31, 2017:

Notional Amount at Value	Termination Date	Counterparty	Rate Paid (Received)[2]	Underlying Instrument	Unrealized Appreciation[3]	Financial Instruments for the Benefit of (the Fund)/the Counterparty	Cash Collateral for the Benefit of (the Fund)/the Counterparty	Net Amount[4]
$11,495,489	11/6/2018	Bank of America NA	0.98%	iShares® U.S. Real Estate ETF	$189,997
32,956,546	11/6/2017	Bank of America NA	1.39%	Dow Jones U.S. Real EstateSM Index	1,500,617
44,452,035					1,690,614	$(1,690,614)	$—	$—
11,192,391	11/6/2018	Citibank NA	1.65%	Dow Jones U.S. Real EstateSM Index	962,422	(962,422)	—	—
1,235,497	1/8/2018	Credit Suisse International	1.29%	Dow Jones U.S. Real EstateSM Index	1,018,304	—	(862,961)	155,343
10,170,832	11/6/2017	Deutsche Bank AG	1.05%	Dow Jones U.S. Real EstateSM Index	9,152,106	—	(9,049,924)	102,182
7,186,551	1/8/2018	Goldman Sachs International	0.98%	iShares® U.S. Real Estate ETF	5,222,312
11,403,511	11/6/2018	Goldman Sachs International	1.45%	Dow Jones U.S. Real EstateSM Index	745,777
18,590,062					5,968,089	(5,968,089)	—	—
27,678,507	11/6/2017	Morgan Stanley & Co. International plc	1.19%	Dow Jones U.S. Real EstateSM Index	628,869
41,292,445	11/6/2017	Morgan Stanley & Co. International plc	0.49%	iShares® U.S. Real Estate ETF	1,321,510
68,970,952					1,950,379	(1,950,379)	—	—
51,382,034	11/6/2018	Societe Generale	1.44%	Dow Jones U.S. Real EstateSM Index	5,494,009	(5,494,009)	—	—
14,670,620	11/6/2017	UBS AG	1.34%	Dow Jones U.S. Real EstateSM Index	18,607,372	—	(18,607,372)	—
$220,664,423					$44,843,295

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Reflects the floating financing rate, as of May 31, 2017, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions.

3  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

4  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

See accompanying notes to the financial statements.

148 :: URE ULTRA REAL ESTATE :: MAY 31, 2017 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Shares	Value
Common Stocks (a) — 80.6%
Banks — 80.6%
Ameris Bancorp	893	$38,712
Associated Banc-Corp.	4,039	96,330
Banc of California, Inc.	5,064	102,799
BancorpSouth, Inc.	2,580	74,046
Bank of Hawaii Corp.	1,208	93,898
Bank of the Ozarks, Inc.	4,690	207,298
BankUnited, Inc.	3,697	122,593
Banner Corp.	942	50,576
BB&T Corp.	5,352	222,911
Berkshire Hills Bancorp, Inc.	847	30,365
BOK Financial Corp.	819	65,954
Boston Private Financial Holdings, Inc.	2,037	29,537
Brookline Bancorp, Inc.	1,175	16,215
Capital Bank Financial Corp., Class A	897	33,279
Cathay General Bancorp	1,680	59,640
CenterState Banks, Inc.	1,225	29,449
Central Pacific Financial Corp.	621	18,785
Chemical Financial Corp.	1,743	78,383
CIT Group, Inc.	6,069	273,408
Citizens Financial Group, Inc.	6,784	231,334
City Holding Co.	299	18,864
Columbia Banking System, Inc.	2,034	74,668
Commerce Bancshares, Inc.	2,206	118,087
Community Bank System, Inc.	1,287	69,189
Cullen/Frost Bankers, Inc.	2,595	237,858
Customers Bancorp, Inc.*	1,091	30,493
CVB Financial Corp.	2,267	46,020
Eagle Bancorp, Inc.*	566	32,290
East West Bancorp, Inc.	3,497	191,391
FCB Financial Holdings, Inc., Class A*	1,455	66,639
Fifth Third Bancorp	9,402	223,204
First BanCorp*	7,556	39,216
First Commonwealth Financial Corp.	1,676	20,581
First Financial Bancorp	1,185	29,684
First Financial Bankshares, Inc.	1,391	53,206
First Hawaiian, Inc.	1,806	49,773
First Horizon National Corp.	11,206	189,830
First Interstate BancSystem, Inc., Class A	966	33,713
First Midwest Bancorp, Inc.	2,514	55,710
First Republic Bank	2,655	244,526
FNB Corp.	10,629	140,303
Fulton Financial Corp.	4,456	77,980
Glacier Bancorp, Inc.	1,708	55,100
Great Western Bancorp, Inc.	1,476	55,881
Hancock Holding Co.	3,532	163,178
Hanmi Financial Corp.	740	19,684
HarborOne Bancorp, Inc.*	262	5,140
Hilltop Holdings, Inc.	1,866	46,631
Home BancShares, Inc.	2,420	56,652
Hope Bancorp, Inc.	2,627	45,736
Investments	Shares	Value
Common Stocks (a) (continued)
Huntington Bancshares, Inc.	17,996	$225,670
IBERIABANK Corp.	1,721	132,861
Independent Bank Corp.	562	33,973
Independent Bank Group, Inc.	379	21,262
International Bancshares Corp.	950	31,493
Investors Bancorp, Inc.	9,620	127,273
KeyCorp	13,744	240,108
LegacyTexas Financial Group, Inc.	1,127	39,693
M&T Bank Corp.	1,537	240,494
MB Financial, Inc.	1,983	81,660
National Bank Holdings Corp., Class A	776	23,684
NBT Bancorp, Inc.	657	23,087
OFG Bancorp	1,665	15,568
Old National Bancorp	3,302	52,172
Opus Bank	2,042	43,903
Pacific Premier Bancorp, Inc.*	1,025	34,850
PacWest Bancorp	3,015	140,710
People's United Financial, Inc.	13,483	223,413
Pinnacle Financial Partners, Inc.	1,203	72,360
PNC Financial Services Group, Inc. (The)	2,019	239,655
Popular, Inc.	2,751	102,337
PrivateBancorp, Inc.	2,907	173,228
Prosperity Bancshares, Inc.	1,974	123,651
Regions Financial Corp.	16,878	233,592
Renasant Corp.	1,037	41,428
Seacoast Banking Corp. of Florida*	1,204	27,162
ServisFirst Bancshares, Inc.	971	33,247
Signature Bank*	1,609	230,119
Simmons First National Corp., Class A	820	41,615
South State Corp.	487	40,470
Southside Bancshares, Inc.	848	27,600
State Bank Financial Corp.	562	14,247
Sterling Bancorp	4,255	91,270
SunTrust Banks, Inc.	4,333	231,252
SVB Financial Group*	1,320	225,060
Synovus Financial Corp.	3,791	154,976
TCF Financial Corp.	8,953	134,832
Texas Capital Bancshares, Inc.*	2,174	159,572
Trustmark Corp.	1,836	55,833
UMB Financial Corp.	1,262	88,378
Umpqua Holdings Corp.	8,847	149,912
United Bankshares, Inc.	2,651	101,403
United Community Banks, Inc.	2,266	58,395
Valley National Bancorp	9,491	107,058
Webster Financial Corp.	3,044	148,304
Westamerica Bancorp	679	34,840
Western Alliance Bancorp*	3,090	141,275
Wintrust Financial Corp.	1,801	123,837
Zions Bancorp	5,686	227,838
Total Common Stocks (Cost $9,898,102)		9,733,359

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2017 :: ULTRA S&P REGIONAL BANKING KRU :: 149

Investments	Principal Amount	Value
Short-Term Investment (a) — 12.6%
Repurchase Agreement (b) — 12.6%
Repurchase Agreements with various counterparties, rates 0.60% - 0.81%, dated 5/31/2017, due 6/1/2017, total to be received $1,519,051 (Cost $1,519,018)	$1,519,018	$1,519,018
Total Investments — 93.2% (Cost $11,417,120)		11,252,377
Other assets less liabilities — 6.8%		820,388
Net Assets — 100.0%		$12,072,765

*  Non-income producing security.

(a)  All or a portion of this security is segregated in connection with obligations for swaps with a total value of $1,690,663.

(b)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subjected to repurchase.

As of May 31, 2017, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$392,264
Aggregate gross unrealized depreciation	(571,891)
Net unrealized depreciation	$(179,627)
Federal income tax cost of investments	$11,432,004

Swap Agreements1

Ultra S&P Regional Banking had the following open swap agreements as of May 31, 2017:

Notional Amount at Value	Termination Date	Counterparty	Rate Paid (Received)[2]	Underlying Instrument	Unrealized Appreciation/ (Depreciation)[3]	Financial Instruments for the Benefit of (the Fund)/the Counterparty	Cash Collateral for the Benefit of (the Fund)/the Counterparty	Net Amount[4]
$3,627,080	11/6/2018	Bank of America NA	0.89%	S&P Regional Banks Select Industry Index	$250,269	$(250,269)	$—	$—
955,002	11/6/2018	Morgan Stanley & Co. International plc	0.99%	S&P Regional Banks Select Industry Index	314,102	(314,102)	—	—
3,102,157	11/6/2018	Societe Generale	1.39%	S&P Regional Banks Select Industry Index	694,730	—	(694,730)	—
6,744,664	11/6/2018	UBS AG	1.34%	S&P Regional Banks Select Industry Index	(480,657)	465,690	14,967	—
$14,428,903					$778,444

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Reflects the floating financing rate, as of May 31, 2017, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions.

3  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

4  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

See accompanying notes to the financial statements.

150 :: KRU ULTRA S&P REGIONAL BANKING :: MAY 31, 2017 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Shares	Value
Common Stocks (a) — 66.8%
Communications Equipment — 0.2%
InterDigital, Inc.	1,260	$102,060
Semiconductors & Semiconductor Equipment — 66.6%
Advanced Micro Devices, Inc.*	28,324	316,946
Analog Devices, Inc.	13,364	1,146,056
Applied Materials, Inc.	39,648	1,819,050
Broadcom Ltd.	14,725	3,526,343
Cavium, Inc.*	2,460	179,506
Cirrus Logic, Inc.*	2,359	155,576
Cree, Inc.*	3,576	85,270
Cypress Semiconductor Corp.	12,039	168,426
Integrated Device Technology, Inc.*	4,899	125,316
Intel Corp.	173,595	6,268,516
KLA-Tencor Corp.	5,754	598,416
Lam Research Corp.	5,979	927,761
Marvell Technology Group Ltd.	16,224	279,702
Maxim Integrated Products, Inc.	10,379	496,116
Microchip Technology, Inc.	7,946	661,902
Micron Technology, Inc.*	38,059	1,171,075
Microsemi Corp.*	4,234	207,932
NVIDIA Corp.	21,625	3,121,569
ON Semiconductor Corp.*	15,309	236,983
Qorvo, Inc.*	4,643	361,922
QUALCOMM, Inc.	54,231	3,105,809
Semtech Corp.*	2,410	92,062
Silicon Laboratories, Inc.*	1,538	115,042
Skyworks Solutions, Inc.	6,789	722,553
Synaptics, Inc.*	1,299	72,172
Teradyne, Inc.	7,354	261,435
Texas Instruments, Inc.	36,704	3,027,713
Versum Materials, Inc.	3,990	123,850
Xilinx, Inc.	9,140	609,729
		29,984,748
Total Common Stocks (Cost $23,880,372)		30,086,808
Investments	Principal Amount	Value
Short-Term Investment (a) — 11.7%
Repurchase Agreement (b) — 11.7%
Repurchase Agreements with various counterparties, rates 0.60% - 0.81%, dated 5/31/2017, due 6/1/2017, total to be received $5,262,746 (Cost $5,262,629)	$5,262,629	$5,262,629
Total Investments — 78.5% (Cost $29,143,001)		35,349,437
Other assets less liabilities — 21.5%		9,653,640
Net Assets — 100.0%		$45,003,077

*  Non-income producing security.

(a)  All or a portion of this security is segregated in connection with obligations for swaps with a total value of $2,100,638.

(b)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subjected to repurchase.

As of May 31, 2017, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$5,976,351
Aggregate gross unrealized depreciation	(269,284)
Net unrealized appreciation	$5,707,067
Federal income tax cost of investments	$29,642,370

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2017 :: ULTRA SEMICONDUCTORS USD :: 151

Swap Agreements1

Ultra Semiconductors had the following open swap agreements as of May 31, 2017:

Notional Amount at Value	Termination Date	Counterparty	Rate Paid (Received)[2]	Underlying Instrument	Unrealized Appreciation[3]	Financial Instruments for the Benefit of (the Fund)/the Counterparty	Cash Collateral for the Benefit of (the Fund)/the Counterparty	Net Amount[4]
$18,270,577	11/6/2018	Bank of America NA	1.29%	Dow Jones U.S. SemiconductorsSM Index	$4,229,637	$(4,229,637)	$—	$—
604,052	11/6/2017	Credit Suisse International	1.29%	Dow Jones U.S. SemiconductorsSM Index	189,978	—	—	189,978
6,803,775	11/6/2018	Morgan Stanley & Co. International plc	1.29%	Dow Jones U.S. SemiconductorsSM Index	1,441,013	(1,422,411)	—	18,602
14,312,945	11/6/2018	Societe Generale	1.39%	Dow Jones U.S. SemiconductorsSM Index	1,080,663	—	(990,000)	90,663
19,859,637	11/6/2017	UBS AG	1.44%	Dow Jones U.S. SemiconductorsSM Index	2,434,730	—	(2,430,000)	4,730
$59,850,986					$9,376,021

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Reflects the floating financing rate, as of May 31, 2017, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions.

3  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

4  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

See accompanying notes to the financial statements.

152 :: USD ULTRA SEMICONDUCTORS :: MAY 31, 2017 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Shares	Value
Common Stocks (a) — 70.5%
Commercial Services & Supplies (b) — 0.0%
Pitney Bowes, Inc.	6,668	$99,153
Communications Equipment — 4.2%
Arista Networks, Inc.*	1,503	221,512
ARRIS International plc*	6,806	190,840
Brocade Communications Systems, Inc.	14,588	184,246
Ciena Corp.*	5,050	118,574
Cisco Systems, Inc.	179,203	5,650,271
CommScope Holding Co., Inc.*	6,940	256,711
EchoStar Corp., Class A*	1,667	98,436
F5 Networks, Inc.*	2,319	297,134
Finisar Corp.*	3,957	97,580
Harris Corp.	4,456	499,785
InterDigital, Inc.	1,228	99,468
Juniper Networks, Inc.	13,671	400,970
Lumentum Holdings, Inc.*	1,987	113,358
Motorola Solutions, Inc.	5,894	492,562
NetScout Systems, Inc.*	3,284	120,194
Palo Alto Networks, Inc.*	3,281	389,094
Plantronics, Inc.	1,187	62,816
ViaSat, Inc.*	1,896	123,714
Viavi Solutions, Inc.*	8,245	92,591
		9,509,856
Construction & Engineering (b) — 0.0%
Dycom Industries, Inc.*	1,127	94,882
Diversified Telecommunication Services — 0.1%
Zayo Group Holdings, Inc.*	3,497	112,463
Electronic Equipment, Instruments & Components — 0.7%
CDW Corp.	5,744	345,674
Corning, Inc.	33,210	966,411
SYNNEX Corp.	1,042	115,933
Tech Data Corp.*	1,237	119,952
		1,547,970
Health Care Technology — 0.6%
Allscripts Healthcare Solutions, Inc.*	6,459	73,697
athenahealth, Inc.*	1,415	189,582
Cerner Corp.*	10,500	686,175
Medidata Solutions, Inc.*	1,960	139,513
Veeva Systems, Inc., Class A*	3,676	233,573
		1,322,540
Household Durables — 0.1%
Garmin Ltd.	4,118	214,301
Investments	Shares	Value
Common Stocks (a) (continued)
Internet & Direct Marketing Retail (b) — 0.0%
Expedia, Inc.	1	$144
Internet Software & Services — 16.6%
Akamai Technologies, Inc.*	6,194	292,047
Alphabet, Inc., Class A*	10,634	10,496,715
Alphabet, Inc., Class C*	10,578	10,206,289
eBay, Inc.*	36,179	1,240,940
Facebook, Inc., Class A*	84,274	12,764,140
GrubHub, Inc.*	3,059	132,975
IAC/InterActiveCorp*	2,628	279,461
j2 Global, Inc.	1,722	145,715
Pandora Media, Inc.*	8,351	74,324
Twitter, Inc.*	21,487	393,642
VeriSign, Inc.*	3,186	287,250
Yahoo!, Inc.*	31,409	1,580,501
Zillow Group, Inc., Class A*	1,625	71,321
Zillow Group, Inc., Class C*	3,757	163,505
		38,128,825
IT Services — 4.0%
Amdocs Ltd.	5,257	340,549
CACI International, Inc., Class A*	871	107,220
Cognizant Technology Solutions Corp., Class A	21,784	1,457,567
CSRA, Inc.	5,191	156,561
DST Systems, Inc.	1,130	136,527
DXC Technology Co.*	10,160	787,603
EPAM Systems, Inc.*	1,610	135,047
Gartner, Inc.*	3,222	385,351
International Business Machines Corp.	30,717	4,688,336
Leidos Holdings, Inc.	5,115	284,189
Science Applications International Corp.	1,569	119,228
Teradata Corp.*	4,688	127,795
Vantiv, Inc., Class A*	5,764	361,518
		9,087,491
Semiconductors & Semiconductor Equipment — 12.7%
Advanced Micro Devices, Inc.*	27,604	308,889
Analog Devices, Inc.	13,022	1,116,756
Applied Materials, Inc.	38,636	1,772,620
Broadcom Ltd.	14,350	3,436,538
Cavium, Inc.*	2,394	174,690
Cirrus Logic, Inc.*	2,295	151,355
Cree, Inc.*	3,482	83,028
Cypress Semiconductor Corp.	11,733	164,145
Integrated Device Technology, Inc.*	4,777	122,196
Intel Corp.	169,187	6,109,342
KLA-Tencor Corp.	5,608	583,232
Lam Research Corp.	5,830	904,641
Marvell Technology Group Ltd.	15,812	272,599

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2017 :: ULTRA TECHNOLOGY ROM :: 153

Investments	Shares	Value
Common Stocks (a) (continued)
Maxim Integrated Products, Inc.	10,116	$483,545
Microchip Technology, Inc.	7,745	645,158
Micron Technology, Inc.*	37,093	1,141,352
Microsemi Corp.*	4,128	202,726
NVIDIA Corp.	21,079	3,042,754
ON Semiconductor Corp.*	14,919	230,946
Qorvo, Inc.*	4,522	352,490
QUALCOMM, Inc.	52,858	3,027,178
Semtech Corp.*	2,346	89,617
Silicon Laboratories, Inc.*	1,503	112,424
Skyworks Solutions, Inc.	6,615	704,034
Synaptics, Inc.*	1,268	70,450
Teradyne, Inc.	7,167	254,787
Texas Instruments, Inc.	35,770	2,950,667
Versum Materials, Inc.	3,891	120,777
Xilinx, Inc.	8,911	594,453
		29,223,389
Software — 17.0%
ACI Worldwide, Inc.*	4,193	95,852
Adobe Systems, Inc.*	17,734	2,515,745
ANSYS, Inc.*	3,053	385,685
Aspen Technology, Inc.*	2,720	166,355
Autodesk, Inc.*	7,012	783,731
Blackbaud, Inc.	1,702	140,806
CA, Inc.	11,215	356,301
Cadence Design Systems, Inc.*	9,976	350,557
CDK Global, Inc.	5,187	318,793
Citrix Systems, Inc.*	5,596	461,894
CommVault Systems, Inc.*	1,503	84,356
Dell Technologies, Inc., Class V*	4,839	335,778
Ellie Mae, Inc.*	1,206	132,129
Fair Isaac Corp.	1,109	147,120
FireEye, Inc.*	5,451	81,711
Fortinet, Inc.*	5,330	209,682
Guidewire Software, Inc.*	2,628	174,552
Intuit, Inc.	8,695	1,222,865
Manhattan Associates, Inc.*	2,520	118,037
Microsoft Corp.	276,526	19,312,576
Nuance Communications, Inc.*	9,281	171,791
Oracle Corp.	107,249	4,868,032
Proofpoint, Inc.*	1,552	133,472
PTC, Inc.*	4,139	238,324
Red Hat, Inc.*	6,378	571,277
salesforce.com, Inc.*	23,431	2,100,355
ServiceNow, Inc.*	5,887	616,075
Splunk, Inc.*	4,853	297,198
SS&C Technologies Holdings, Inc.	6,094	229,013
Symantec Corp.	22,144	671,185
Synopsys, Inc.*	5,382	402,950
Tableau Software, Inc., Class A*	2,070	128,361
Tyler Technologies, Inc.*	1,196	204,372
Ultimate Software Group, Inc. (The)*	1,060	233,984
Investments	Shares	Value
Common Stocks (a) (continued)
Verint Systems, Inc.*	2,242	$92,146
VMware, Inc., Class A*	2,521	244,915
Workday, Inc., Class A*	4,693	469,206
		39,067,181
Technology Hardware, Storage & Peripherals — 14.5%
3D Systems Corp.*	3,848	78,692
Apple, Inc.	187,739	28,679,010
Diebold Nixdorf, Inc.	2,700	71,415
Electronics For Imaging, Inc.*	1,661	78,765
Hewlett Packard Enterprise Co.	59,571	1,120,530
HP, Inc.	60,598	1,136,818
NCR Corp.*	4,460	171,844
NetApp, Inc.	9,695	392,551
Seagate Technology plc	10,560	460,099
Western Digital Corp.	10,308	928,338
Xerox Corp.	30,556	216,031
		33,334,093
Total Common Stocks (Cost $149,539,629)		161,742,288
	Principal Amount
Short-Term Investment (a) — 1.1%
Repurchase Agreement (c) — 1.1%
Repurchase Agreements with various counterparties, rates 0.60% - 0.81%, dated 5/31/2017, due 6/1/2017, total to be received $2,578,398 (Cost $2,578,341)	$2,578,341	2,578,341
Total Investments — 71.6% (Cost $152,117,970)		164,320,629
Other assets less liabilities — 28.4%		65,081,865
Net Assets — 100.0%		$229,402,494

*  Non-income producing security.

(a)  All or a portion of this security is segregated in connection with obligations for swaps with a total value of $64,159,233.

(b)  Represents less than 0.05% of net assets.

(c)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subjected to repurchase.

As of May 31, 2017, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$13,806,682
Aggregate gross unrealized depreciation	(2,087,561)
Net unrealized appreciation	$11,719,121
Federal income tax cost of investments	$152,601,508

See accompanying notes to the financial statements.

154 :: ROM ULTRA TECHNOLOGY :: MAY 31, 2017 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Swap Agreements1

Ultra Technology had the following open swap agreements as of May 31, 2017:

Notional Amount at Value	Termination Date	Counterparty	Rate Paid (Received)[2]	Underlying Instrument	Unrealized Appreciation[3]	Financial Instruments for the Benefit of (the Fund)/the Counterparty	Cash Collateral for the Benefit of (the Fund)/the Counterparty	Net Amount[4]
$36,685,008	11/6/2017	Bank of America NA	0.93%	iShares® U.S. Technology ETF	$2,877,605
71,903,733	1/8/2018	Bank of America NA	1.29%	Dow Jones U.S. TechnologySM Index	3,555,124
108,588,741					6,432,729	$(6,432,729)	$—	$—
2,247,671	1/8/2018	Citibank NA	1.25%	Dow Jones U.S. TechnologySM Index	431,763	(275,454)	—	156,309
3,334,425	1/8/2018	Credit Suisse International	1.29%	Dow Jones U.S. TechnologySM Index	1,555,128	—	(1,350,362)	204,766
5,872,805	1/8/2018	Deutsche Bank AG	1.15%	Dow Jones U.S. TechnologySM Index	10,938,604	—	(10,749,950)	188,654
5,546,915	11/6/2018	Goldman Sachs International	1.45%	Dow Jones U.S. TechnologySM Index	1,015,301
34,896,684	1/8/2018	Goldman Sachs International	0.98%	iShares® U.S. Technology ETF	5,180,620
40,443,599					6,195,921	(6,195,921)	—	—
5,098,957	11/6/2018	Morgan Stanley & Co. International plc	1.24%	iShares® U.S. Technology ETF	1,010,230
65,005,309	1/8/2018	Morgan Stanley & Co. International plc	1.29%	Dow Jones U.S. TechnologySM Index	26,270,710
70,104,266					27,280,940	(27,280,940)	—	—
17,094,734	1/8/2018	Societe Generale	1.39%	Dow Jones U.S. TechnologySM Index	4,363,717	(4,363,717)	—	—
49,459,198	11/6/2017	UBS AG	1.34%	Dow Jones U.S. TechnologySM Index	4,445,859	—	(4,445,859)	—
$297,145,439					$61,644,661

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Reflects the floating financing rate, as of May 31, 2017, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions.

3  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

4  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2017 :: ULTRA TECHNOLOGY ROM :: 155

Investments	Shares	Value
Common Stocks (a) — 74.4%
Diversified Telecommunication Services — 52.7%
AT&T, Inc.	9,569	$368,694
ATN International, Inc.	2,036	133,236
CenturyLink, Inc.	10,301	257,010
Cincinnati Bell, Inc.*	7,528	127,976
Consolidated Communications Holdings, Inc.	6,809	135,635
Frontier Communications Corp.	71,727	93,962
General Communication, Inc., Class A*	7,255	268,363
Globalstar, Inc.*	91,187	180,550
Iridium Communications, Inc.*	16,341	161,776
Level 3 Communications, Inc.*	4,391	261,352
ORBCOMM, Inc.*	14,844	145,471
Verizon Communications, Inc.	7,777	362,719
Vonage Holdings Corp.*	25,592	176,841
Windstream Holdings, Inc.	23,751	100,942
		2,774,527
Wireless Telecommunication Services — 21.7%
NII Holdings, Inc.*	58,832	33,416
Shenandoah Telecommunications Co.	5,849	179,272
Spok Holdings, Inc.	6,982	121,487
Sprint Corp.*	23,692	201,145
Telephone & Data Systems, Inc.	6,839	195,117
T-Mobile US, Inc.*	4,023	271,230
United States Cellular Corp.*	3,606	144,096
		1,145,763
Total Common Stocks (Cost $3,923,216)		3,920,290
Investments	Principal Amount	Value
Short-Term Investment (a) — 10.9%
Repurchase Agreement (b) — 10.9%
Repurchase Agreements with various counterparties, rates 0.60% - 0.81%, dated 5/31/2017, due 6/1/2017, total to be received $575,584 (Cost $575,572)	$575,572	$575,572
Total Investments — 85.3% (Cost $4,498,788)		4,495,862
Other assets less liabilities — 14.7%		773,396
Net Assets — 100.0%		$5,269,258

*  Non-income producing security.

(a)  All or a portion of this security is segregated in connection with obligations for swaps with a total value of $1,924,210.

(b)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subjected to repurchase.

As of May 31, 2017, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$460,644
Aggregate gross unrealized depreciation	(669,936)
Net unrealized depreciation	$(209,292)
Federal income tax cost of investments	$4,705,154

See accompanying notes to the financial statements.

156 :: LTL ULTRA TELECOMMUNICATIONS :: MAY 31, 2017 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Swap Agreements1

Ultra Telecommunications had the following open swap agreements as of May 31, 2017:

Notional Amount at Value	Termination Date	Counterparty	Rate Paid (Received)[2]	Underlying Instrument	Unrealized Appreciation/ (Depreciation)[3]	Financial Instruments for the Benefit of (the Fund)/the Counterparty	Cash Collateral for the Benefit of (the Fund)/the Counterparty	Net Amount[4]
$302,318	11/6/2018	Bank of America NA	0.68%	iShares® U.S. Telecommunications ETF	$81,817
2,103,104	11/6/2017	Bank of America NA	1.04%	Dow Jones U.S. Select TelecommunicationsSM Index	44,919
2,405,422					126,736	$(76,135)	$—	$50,601
293,352	1/8/2018	Citibank NA	1.25%	Dow Jones U.S. Select TelecommunicationsSM Index	58,896	—	—	58,896
77,860	1/8/2018	Credit Suisse International	1.29%	Dow Jones U.S. Select TelecommunicationsSM Index	16,832	—	—	16,832
1,264,249	1/8/2018	Deutsche Bank AG	1.15%	Dow Jones U.S. Select TelecommunicationsSM Index	471,000	—	(471,000)	—
69,326	11/6/2018	Goldman Sachs International	1.45%	Dow Jones U.S. Select TelecommunicationsSM Index	6,282	—	—	6,282
306,640	11/6/2017	Morgan Stanley & Co. International plc	1.29%	Dow Jones U.S. Select TelecommunicationsSM Index	40,994
1,265,448	11/6/2017	Morgan Stanley & Co. International plc	0.84%	iShares® U.S. Telecommunications ETF	6,786
1,572,088					47,780	(6,184)	—	41,596
407,520	11/6/2017	Societe Generale	1.39%	Dow Jones U.S. Select TelecommunicationsSM Index	87,640	—	—	87,640
526,937	11/6/2017	UBS AG	1.34%	Dow Jones U.S. Select TelecommunicationsSM Index	(149,656)	121,175	28,481	—
$6,616,754					$665,510

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Reflects the floating financing rate, as of May 31, 2017, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions.

3  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

4  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2017 :: ULTRA TELECOMMUNICATIONS LTL :: 157

Investments	Shares	Value
Common Stocks (a) — 74.0%
Electric Utilities — 43.5%
ALLETE, Inc.	739	$54,235
Alliant Energy Corp.	3,363	139,464
American Electric Power Co., Inc.	7,262	521,266
Duke Energy Corp.	10,332	885,246
Edison International	4,812	392,515
El Paso Electric Co.	599	32,346
Entergy Corp.	2,649	209,430
Eversource Energy	4,680	290,488
Exelon Corp.	13,684	496,866
FirstEnergy Corp.	6,535	191,083
Great Plains Energy, Inc.	3,181	91,390
Hawaiian Electric Industries, Inc.	1,606	53,223
IDACORP, Inc.	745	65,038
NextEra Energy, Inc.	6,906	976,785
PG&E Corp.	7,486	511,893
Pinnacle West Capital Corp.	1,645	145,336
PNM Resources, Inc.	1,176	45,276
Portland General Electric Co.	1,314	62,205
PPL Corp.	10,039	400,656
Southern Co. (The)	14,637	740,779
Westar Energy, Inc.	2,098	111,089
Xcel Energy, Inc.	7,491	358,894
		6,775,503
Gas Utilities — 4.2%
Atmos Energy Corp.	1,554	129,464
National Fuel Gas Co.	1,260	71,518
New Jersey Resources Corp.	1,275	53,422
ONE Gas, Inc.	771	54,471
South Jersey Industries, Inc.	1,174	42,745
Southwest Gas Holdings, Inc.	702	55,858
Spire, Inc.	713	50,516
UGI Corp.	2,554	130,714
WGL Holdings, Inc.	757	62,634
		651,342
Independent Power and Renewable Electricity Producers — 1.7%
AES Corp.	9,735	113,705
Calpine Corp.*	5,303	68,144
Dynegy, Inc.*	1,935	16,002
NRG Energy, Inc.	4,667	74,952
		272,803
Multi-Utilities — 22.7%
Ameren Corp.	3,583	203,335
Avista Corp.	950	40,698
Black Hills Corp.	788	54,798
CenterPoint Energy, Inc.	6,360	181,960
CMS Energy Corp.	4,134	195,993
Consolidated Edison, Inc.	4,505	372,969
Investments	Shares	Value
Common Stocks (a) (continued)
Dominion Energy, Inc.	9,276	$749,223
DTE Energy Co.	2,650	290,228
NiSource, Inc.	4,777	124,536
NorthWestern Corp.	715	44,301
Public Service Enterprise Group, Inc.	7,476	335,747
SCANA Corp.	2,110	143,902
Sempra Energy	3,700	431,013
Vectren Corp.	1,225	75,142
WEC Energy Group, Inc.	4,661	292,524
		3,536,369
Water Utilities — 1.9%
American Water Works Co., Inc.	2,632	205,770
Aqua America, Inc.	2,621	85,680
		291,450
Total Common Stocks (Cost $11,131,022)		11,527,467
	Principal Amount
Short-Term Investment (a) — 3.9%
Repurchase Agreement (b) — 3.9%
Repurchase Agreements with various counterparties, rates 0.60% - 0.81%, dated 5/31/2017, due 6/1/2017, total to be received $599,667 (Cost $599,654)	$599,654	599,654
Total Investments — 77.9% (Cost $11,730,676)		12,127,121
Other assets less liabilities — 22.1%		3,434,974
Net Assets — 100.0%		$15,562,095

*  Non-income producing security.

(a)  All or a portion of this security is segregated in connection with obligations for swaps with a total value of $3,260,404.

(b)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subjected to repurchase.

As of May 31, 2017, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$699,952
Aggregate gross unrealized depreciation	(314,793)
Net unrealized appreciation	$385,159
Federal income tax cost of investments	$11,741,962

See accompanying notes to the financial statements.

158 :: UPW ULTRA UTILITIES :: MAY 31, 2017 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Swap Agreements1

Ultra Utilities had the following open swap agreements as of May 31, 2017:

Notional Amount at Value	Termination Date	Counterparty	Rate Paid (Received)[2]	Underlying Instrument	Unrealized Appreciation[3]	Financial Instruments for the Benefit of (the Fund)/ the Counterparty	Cash Collateral for the Benefit of (the Fund)/the Counterparty	Net Amount[4]
$681,747	1/8/2018	Bank of America NA	1.19%	Dow Jones U.S. UtilitiesSM Index	$628,630
1,110,838	1/8/2018	Bank of America NA	0.83%	iShares® U.S. Utilities ETF	351,537
1,792,585					980,167	$(840,947)	$—	$139,220
532,556	11/6/2017	Credit Suisse International	1.29%	Dow Jones U.S. UtilitiesSM Index	122,944	—	(51)	122,893
624,163	11/6/2017	Morgan Stanley & Co. International plc	1.29%	Dow Jones U.S. UtilitiesSM Index	160,838
3,448,567	11/6/2018	Morgan Stanley & Co. International plc	0.84%	iShares® U.S. Utilities ETF	251,144
4,072,730					411,982	(403,437)	—	8,545
2,073,437	11/6/2017	Societe Generale	1.39%	Dow Jones U.S. UtilitiesSM Index	498,036	—	(280,000)	218,036
11,140,107	11/6/2018	UBS AG	1.34%	Dow Jones U.S. UtilitiesSM Index	548,267	—	(300,000)	248,267
$19,611,415					$2,561,396

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Reflects the floating financing rate, as of May 31, 2017, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions.

3  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

4  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2017 :: ULTRA UTILITIES UPW :: 159

Investments	Shares	Value
Common Stocks (a) — 90.7%
Biotechnology — 73.2%
ACADIA Pharmaceuticals, Inc.*	6,394	$164,390
Acceleron Pharma, Inc.*	1,988	50,714
Achillion Pharmaceuticals, Inc.*	7,200	32,040
Acorda Therapeutics, Inc.*	2,445	33,741
Adamas Pharmaceuticals, Inc.*	1,171	18,010
Aduro Biotech, Inc.*	3,537	35,370
Agios Pharmaceuticals, Inc.*	2,483	115,882
Aimmune Therapeutics, Inc.*	2,638	43,791
Akebia Therapeutics, Inc.*	2,019	27,055
Alder Biopharmaceuticals, Inc.*	2,654	40,872
Alexion Pharmaceuticals, Inc.*	9,758	956,577
Alkermes plc*	8,033	463,986
Alnylam Pharmaceuticals, Inc.*	4,528	296,403
AMAG Pharmaceuticals, Inc.*	1,808	31,278
Amarin Corp. plc, ADR*	13,830	40,660
Amgen, Inc.	14,509	2,252,377
Amicus Therapeutics, Inc.*	7,494	60,102
Aquinox Pharmaceuticals, Inc.*	1,234	15,746
Ardelyx, Inc.*	2,492	11,712
Arena Pharmaceuticals, Inc.*	16,160	21,008
Array BioPharma, Inc.*	8,899	67,454
Arrowhead Pharmaceuticals, Inc.*	3,926	5,653
Atara Biotherapeutics, Inc.*	1,521	20,153
Audentes Therapeutics, Inc.*	1,415	20,192
Avexis, Inc.*	1,457	103,083
BeiGene Ltd., ADR*	974	35,795
Bellicum Pharmaceuticals, Inc.*	1,688	17,876
BioCryst Pharmaceuticals, Inc.*	3,894	20,054
Biogen, Inc.*	8,875	2,198,959
BioMarin Pharmaceutical, Inc.*	9,075	795,333
Bioverativ, Inc.*	2	110
Bluebird Bio, Inc.*	2,151	162,078
Blueprint Medicines Corp.*	2,048	73,482
Cascadian Therapeutics, Inc.*	3	12
Celgene Corp.*	20,738	2,372,635
Celldex Therapeutics, Inc.*	6,438	18,220
ChemoCentryx, Inc.*	2,516	16,706
China Biologic Products, Inc.*	1,432	162,962
Clovis Oncology, Inc.*	2,351	121,453
Coherus Biosciences, Inc.*	2,694	53,207
Curis, Inc.*	7,401	12,656
Cytokinetics, Inc.*	2,369	32,100
DBV Technologies SA, ADR*	1,294	42,961
Eagle Pharmaceuticals, Inc.*	814	59,381
Editas Medicine, Inc.*	2,170	29,642
Enanta Pharmaceuticals, Inc.*	1,004	30,200
Epizyme, Inc.*	3,055	43,687
Esperion Therapeutics, Inc.*	1,188	38,040
Exelixis, Inc.*	15,317	286,581
FibroGen, Inc.*	3,665	96,389
Investments	Shares	Value
Common Stocks (a) (continued)
Five Prime Therapeutics, Inc.*	1,525	$43,081
Flexion Therapeutics, Inc.*	1,666	28,472
Foundation Medicine, Inc.*	1,846	70,148
Genomic Health, Inc.*	1,762	55,961
Geron Corp.*	8,379	22,288
Gilead Sciences, Inc.	36,340	2,358,103
Global Blood Therapeutics, Inc.*	2,286	61,722
Grifols SA, ADR	7,653	164,233
Halozyme Therapeutics, Inc.*	6,833	80,629
Immunomedics, Inc.*	5,585	42,167
Incyte Corp.*	9,622	1,244,413
Inovio Pharmaceuticals, Inc.*	3,901	29,453
Insmed, Inc.*	3,266	50,362
Insys Therapeutics, Inc.*	3,779	55,551
Intellia Therapeutics, Inc.*	1,896	21,728
Intercept Pharmaceuticals, Inc.*	1,307	146,253
Ionis Pharmaceuticals, Inc.*	6,382	292,232
Ironwood Pharmaceuticals, Inc.*	7,003	124,023
Juno Therapeutics, Inc.*	5,576	129,530
Karyopharm Therapeutics, Inc.*	2,405	19,529
Kite Pharma, Inc.*	2,907	210,234
Lexicon Pharmaceuticals, Inc.*	5,478	75,870
Ligand Pharmaceuticals, Inc.*	1,102	119,325
Lion Biotechnologies, Inc.*	3,276	16,871
Loxo Oncology, Inc.*	1,372	62,632
MacroGenics, Inc.*	1,841	32,678
MediciNova, Inc.*	1,817	10,575
Merrimack Pharmaceuticals, Inc.	6,868	12,465
Minerva Neurosciences, Inc.*	1,833	15,122
Momenta Pharmaceuticals, Inc.*	3,784	54,868
Myriad Genetics, Inc.*	3,585	72,955
NantKwest, Inc.*	4,338	15,920
Neurocrine Biosciences, Inc.*	4,552	197,875
NewLink Genetics Corp.*	1,534	19,574
Novavax, Inc.*	14,320	13,193
OncoMed Pharmaceuticals, Inc.*	1,953	6,367
Ophthotech Corp.*	1,885	4,279
OPKO Health, Inc.*	29,358	180,258
Organovo Holdings, Inc.*	5,498	15,559
Otonomy, Inc.*	1,590	19,478
PDL BioPharma, Inc.	8,716	20,831
Portola Pharmaceuticals, Inc.*	2,977	109,702
Progenics Pharmaceuticals, Inc.*	3,689	23,499
Prothena Corp. plc*	1,845	94,113
PTC Therapeutics, Inc.*	2,167	27,153
Radius Health, Inc.*	2,274	78,726
Regeneron Pharmaceuticals, Inc.*	5,383	2,471,120
REGENXBIO, Inc.*	1,584	27,086
Repligen Corp.*	1,783	69,965
Retrophin, Inc.*	1,987	31,494
Rigel Pharmaceuticals, Inc.*	6,438	14,743

See accompanying notes to the financial statements.

160 :: UBIO ULTRAPRO NASDAQ BIOTECHNOLOGY :: MAY 31, 2017 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Shares	Value
Common Stocks (a) (continued)
Sage Therapeutics, Inc.*	1,963	$129,774
Sangamo Therapeutics, Inc.*	3,733	25,384
Sarepta Therapeutics, Inc.*	2,887	86,148
Seattle Genetics, Inc.*	7,504	480,106
Seres Therapeutics, Inc.*	2,126	19,389
Shire plc, ADR	4,315	745,287
Spark Therapeutics, Inc.*	1,635	83,271
Spectrum Pharmaceuticals, Inc.*	4,241	24,004
Synergy Pharmaceuticals, Inc.*	11,713	41,113
TESARO, Inc.*	2,824	421,651
Trevena, Inc.*	2,756	6,421
Ultragenyx Pharmaceutical, Inc.*	2,198	118,362
United Therapeutics Corp.*	2,368	286,268
Vanda Pharmaceuticals, Inc.*	2,335	32,106
Versartis, Inc.*	1,832	28,121
Vertex Pharmaceuticals, Inc.*	13,042	1,611,991
XBiotech, Inc.*	1,710	12,603
Xencor, Inc.*	2,445	50,123
		25,015,298
Health Care Equipment & Supplies — 0.2%
Cerus Corp.*	5,447	12,473
Novocure Ltd.*	4,585	57,542
		70,015
Health Care Technology — 0.1%
NantHealth, Inc.*	6,384	19,727
Life Sciences Tools & Services — 7.3%
Albany Molecular Research, Inc.*	2,259	43,960
Bio-Techne Corp.	1,965	220,237
Compugen Ltd.*	2,694	12,931
Illumina, Inc.*	7,651	1,356,981
INC Research Holdings, Inc., Class A*	2,844	161,681
Luminex Corp.	2,157	43,701
NanoString Technologies, Inc.*	1,106	20,284
Pacific Biosciences of California, Inc.*	4,878	16,098
PRA Health Sciences, Inc.*	3,246	234,524
QIAGEN NV*	11,895	399,196
		2,509,593
Pharmaceuticals — 9.9%
Aerie Pharmaceuticals, Inc.*	1,758	97,481
Akorn, Inc.*	6,595	219,416
Amphastar Pharmaceuticals, Inc.*	2,424	41,378
ANI Pharmaceuticals, Inc.*	610	26,651
Aralez Pharmaceuticals, Inc.*	3,444	4,339
Aratana Therapeutics, Inc.*	2,226	12,822
Avadel Pharmaceuticals plc, ADR*	2,129	21,013
Cempra, Inc.*	2,760	10,488
Investments	Shares	Value
Common Stocks (a) (continued)
Clearside Biomedical, Inc.*	1,294	$8,903
Collegium Pharmaceutical, Inc.*	1,507	12,388
Depomed, Inc.*	3,270	34,270
Dermira, Inc.*	2,175	59,638
Endo International plc*	11,736	154,680
Foamix Pharmaceuticals Ltd.*	1,957	8,630
GW Pharmaceuticals plc, ADR*	1,210	119,318
Horizon Pharma plc*	8,548	85,480
Impax Laboratories, Inc.*	3,890	59,323
Innoviva, Inc.*	5,750	70,265
Intra-Cellular Therapies, Inc.*	2,279	23,360
Jazz Pharmaceuticals plc*	3,147	458,077
Medicines Co. (The)*	3,728	148,263
Mylan NV*	28,090	1,094,948
Nektar Therapeutics*	8,048	159,994
Omeros Corp.*	2,260	34,149
Pacira Pharmaceuticals, Inc.*	1,970	87,468
Paratek Pharmaceuticals, Inc.*	1,399	28,050
Revance Therapeutics, Inc.*	1,545	34,376
Sucampo Pharmaceuticals, Inc., Class A*	2,414	24,140
Supernus Pharmaceuticals, Inc.*	2,639	99,226
Teligent, Inc.*	2,798	23,167
Theravance Biopharma, Inc.*	2,736	99,864
Zogenix, Inc.*	1,306	16,586
		3,378,151
Total Common Stocks (Cost $34,932,071)		30,992,784
	Principal Amount
Short-Term Investment (a) — 18.2%
Repurchase Agreement (b) — 18.2%
Repurchase Agreements with various counterparties, rates 0.60% - 0.81%, dated 5/31/2017, due 6/1/2017, total to be received $6,215,319 (Cost $6,215,183)	$6,215,183	6,215,183
Total Investments — 108.9% (Cost $41,147,254)		37,207,967
Liabilities less other assets — (8.9%)		(3,049,555)
Net Assets — 100.0%		$34,158,412

*  Non-income producing security.

(a)  All or a portion of this security is segregated in connection with obligations for swaps with a total value of $7,798,447.

(b)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subjected to repurchase.

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2017 :: ULTRAPRO NASDAQ BIOTECHNOLOGY UBIO :: 161

Abbreviations

ADR  American Depositary Receipt

As of May 31, 2017, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$1,723,809
Aggregate gross unrealized depreciation	(6,831,576)
Net unrealized depreciation	$(5,107,767)
Federal income tax cost of investments	$42,315,734

Swap Agreements1

UltraPro Nasdaq Biotechnology had the following open swap agreements as of May 31, 2017:

Notional Amount at Value	Termination Date	Counterparty	Rate Paid (Received)[2]	Underlying Instrument	Unrealized Appreciation/ (Depreciation)[3]	Financial Instruments for the Benefit of (the Fund)/ the Counterparty	Cash Collateral for the Benefit of (the Fund)/the Counterparty	Net Amount[4]
$15,376,624	1/8/2018	Bank of America NA	1.04%	NASDAQ Biotechnology Index®	$(143,951)	$—	$143,951	$—
81,512	11/6/2018	Goldman Sachs International	1.45%	NASDAQ Biotechnology Index®	6,789	—	—	6,789
47,664,057	7/6/2017	Societe Generale	1.09%	NASDAQ Biotechnology Index®	(7,045,300)	3,202,259	3,843,041	—
8,362,498	11/6/2018	UBS AG	0.99%	NASDAQ Biotechnology Index®	(118,478)	1,256	117,222	—
$71,484,691					$(7,300,940)

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Reflects the floating financing rate, as of May 31, 2017, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions.

3  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

4  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

See accompanying notes to the financial statements.

162 :: UBIO ULTRAPRO NASDAQ BIOTECHNOLOGY :: MAY 31, 2017 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Shares	Value
Common Stocks (a) — 64.3%
Banks — 28.3%
Bank of America Corp.	49,004	$1,098,180
BB&T Corp.	3,952	164,601
Citigroup, Inc.	13,544	819,954
Citizens Financial Group, Inc.	2,489	84,875
Comerica, Inc.	860	58,961
Fifth Third Bancorp	3,668	87,078
Huntington Bancshares, Inc.	5,308	66,562
JPMorgan Chase & Co.	17,460	1,434,339
KeyCorp	5,242	91,578
M&T Bank Corp.	754	117,978
People's United Financial, Inc.	1,679	27,821
PNC Financial Services Group, Inc. (The)	2,377	282,150
Regions Financial Corp.	5,891	81,531
SunTrust Banks, Inc.	2,402	128,195
US Bancorp	7,784	396,128
Wells Fargo & Co.	22,012	1,125,694
Zions Bancorp	989	39,629
		6,105,254
Capital Markets — 12.9%
Affiliated Managers Group, Inc.	277	42,616
Ameriprise Financial, Inc.	753	90,955
Bank of New York Mellon Corp. (The)	5,071	238,946
BlackRock, Inc.	595	243,498
CBOE Holdings, Inc.	449	38,780
Charles Schwab Corp. (The)	5,938	230,098
CME Group, Inc.	1,660	194,701
E*TRADE Financial Corp.*	1,343	46,481
Franklin Resources, Inc.	1,686	70,458
Goldman Sachs Group, Inc. (The)	1,811	382,592
Intercontinental Exchange, Inc.	2,912	175,273
Invesco Ltd.	1,973	62,544
Moody's Corp.	811	96,063
Morgan Stanley	7,024	293,182
Nasdaq, Inc.	563	38,087
Northern Trust Corp.	1,051	91,899
Raymond James Financial, Inc.	625	45,169
S&P Global, Inc.	1,263	180,369
State Street Corp.	1,755	142,962
T Rowe Price Group, Inc.	1,190	83,824
		2,788,497
Consumer Finance — 3.2%
American Express Co.	3,700	284,678
Capital One Financial Corp.	2,350	180,762
Discover Financial Services	1,885	110,650
Navient Corp.	1,423	20,534
Synchrony Financial	3,765	101,090
		697,714
Investments	Shares	Value
Common Stocks (a) (continued)
Diversified Financial Services — 7.3%
Berkshire Hathaway, Inc., Class B*	9,284	$1,534,460
Leucadia National Corp.	1,583	38,609
		1,573,069
Insurance — 12.6%
Aflac, Inc.	1,962	147,896
Allstate Corp. (The)	1,785	154,117
American International Group, Inc.	4,304	273,863
Aon plc	1,283	167,957
Arthur J Gallagher & Co.	873	49,525
Assurant, Inc.	272	26,651
Chubb Ltd.	2,277	326,044
Cincinnati Financial Corp.	732	51,299
Hartford Financial Services Group, Inc. (The)	1,827	90,235
Lincoln National Corp.	1,101	71,543
Loews Corp.	1,349	63,619
Marsh & McLennan Cos., Inc.	2,518	195,296
MetLife, Inc.	5,314	268,835
Principal Financial Group, Inc.	1,307	82,223
Progressive Corp. (The)	2,839	120,459
Prudential Financial, Inc.	2,102	220,395
Torchmark Corp.	535	40,392
Travelers Cos., Inc. (The)	1,367	170,670
Unum Group	1,120	50,378
Willis Towers Watson plc	623	91,350
XL Group Ltd.	1,295	56,579
		2,719,326
Mortgage Real Estate Investment Trusts (REITs) — 0.0% (b)
ARMOUR Residential REIT, Inc.	3	78
Total Common Stocks (Cost $13,854,198)		13,883,938
	Principal Amount
Short-Term Investment (a) — 10.7%
Repurchase Agreement (c) — 10.7%
Repurchase Agreements with various counterparties, rates 0.60% - 0.81%, dated 5/31/2017, due 6/1/2017, total to be received $2,301,335 (Cost $2,301,285)	$2,301,285	2,301,285
Total Investments — 75.0% (Cost $16,155,483)		16,185,223
Other assets less liabilities — 25.0%		5,400,362
Net Assets — 100.0%		$21,585,585

*  Non-income producing security.

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2017 :: ULTRAPRO FINANCIAL SELECT SECTOR FINU :: 163

(a)  All or a portion of this security is segregated in connection with obligations for swaps with a total value of $13,381,286.

(b)  Represents less than 0.05% of net assets.

(c)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subjected to repurchase.

As of May 31, 2017, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$268,564
Aggregate gross unrealized depreciation	(301,343)
Net unrealized depreciation	$(32,779)
Federal income tax cost of investments	$16,218,002

Swap Agreements1

UltraPro Financial Select Sector had the following open swap agreements as of May 31, 2017:

Notional Amount at Value	Termination Date	Counterparty	Rate Paid (Received)[2]	Underlying Instrument	Unrealized Appreciation/ (Depreciation)[3]	Financial Instruments for the Benefit of (the Fund)/ the Counterparty	Cash Collateral for the Benefit of (the Fund)/the Counterparty	Net Amount[4]
$1,886,917	11/6/2017	Bank of America NA	1.24%	S&P Financial Select Sector Index	$362,921	$(362,921)	$—	$—
1,764,984	11/6/2018	Credit Suisse International	1.14%	S&P Financial Select Sector Index	(28,462)	16,544	11,918	—
2,684,114	11/6/2017	Deutsche Bank AG	1.10%	S&P Financial Select Sector Index	1,832,335	—	—	1,832,335
20,662,342	1/8/2018	Goldman Sachs International	1.45%	S&P Financial Select Sector Index	(1,244,659)	1,240,780	3,879	—
2,634,826	11/6/2017	Morgan Stanley & Co. International plc	1.39%	S&P Financial Select Sector Index	690,273	—	(687,000)	3,273
20,559,943	11/6/2017	Societe Generale	1.49%	S&P Financial Select Sector Index	141,246	—	(141,246)	—
645,966	1/8/2018	UBS AG	1.34%	S&P Financial Select Sector Index	2,809,591	—	(2,809,591)	—
$50,839,092					$4,563,245

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Reflects the floating financing rate, as of May 31, 2017, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions.

3  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

4  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.
See accompanying notes to the financial statements.

164 :: FINU ULTRAPRO FINANCIAL SELECT SECTOR :: MAY 31, 2017 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Short-Term Investment — 51.5%
Repurchase Agreement (a) — 51.5%
Repurchase Agreements with various counterparties, rates 0.60% - 0.81%, dated 5/31/2017, due 6/1/2017, total to be received $5,820,255 (Cost $5,820,127)	$5,820,127	$5,820,127
Total Investments — 51.5% (Cost $5,820,127) (b)		5,820,127
Other assets less liabilities — 48.5%		5,491,614
Net Assets — 100.0%		$11,311,741

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subjected to repurchase.

(b)  Tax basis equals book cost.

See accompanying notes to the financial statements.

Swap Agreements1,5

Ultra MSCI EAFE had the following open swap agreements as of May 31, 2017:

Notional Amount at Value	Termination Date	Counterparty	Rate Paid (Received)[2]	Underlying Instrument	Unrealized Appreciation[3]	Financial Instruments for the Benefit of (the Fund)/the Counterparty	Cash Collateral for the Benefit of (the Fund)/the Counterparty	Net Amount[4]
$5,959,039	11/6/2018	Bank of America NA	1.14%	iShares® MSCI EAFE ETF	$419,480	$(289,833)	$—	$129,647
1,339,997	11/6/2017	Citibank NA	1.35%	iShares® MSCI EAFE ETF	67,540	—	—	67,540
4,948,955	11/6/2018	Credit Suisse International	0.69%	iShares® MSCI EAFE ETF	1,428,275	—	(1,428,275)	—
473,300	11/7/2017	Goldman Sachs International	1.50%	iShares® MSCI EAFE ETF	78,013	—	—	78,013
3,216,538	11/6/2017	Morgan Stanley & Co. International plc	1.14%	iShares® MSCI EAFE ETF	500,485	(422,337)	—	78,148
1,385,970	11/6/2017	Societe Generale	1.69%	iShares® MSCI EAFE ETF	48,980	—	(10,000)	38,980
5,289,565	11/6/2017	UBS AG	1.19%	iShares® MSCI EAFE ETF	382,432	—	(260,000)	122,432
$22,613,364					$2,925,205

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Reflects the floating financing rate, as of May 31, 2017, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions.

3  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

4  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

5  In order to facilitate the daily valuation of these swap transactions as of close of business New York time, one or more financial products traded on a U.S. exchange are used as the reference entity as a surrogate for the respective underlying index for the purposes of both daily valuation calculation as well as final settlement of the swap.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2017 :: ULTRA MSCI EAFE EFO :: 165

Investments	Principal Amount	Value
Short-Term Investment — 54.4%
Repurchase Agreement (a) — 54.4%
Repurchase Agreements with various counterparties, rates 0.60% - 0.81%, dated 5/31/2017, due 6/1/2017, total to be received $16,306,497 (Cost $16,306,137)	$16,306,137	$16,306,137
Total Investments — 54.4% (Cost $16,306,137) (b)		16,306,137
Other assets less liabilities — 45.6%		13,676,028
Net Assets — 100.0%		$29,982,165

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subjected to repurchase.

(b)  Tax basis equals book cost.

Swap Agreements1,5

Ultra MSCI Emerging Markets had the following open swap agreements as of May 31, 2017:

Notional Amount at Value	Termination Date	Counterparty	Rate Paid (Received)[2]	Underlying Instrument	Unrealized Appreciation/ (Depreciation)[3]	Financial Instruments for the Benefit of (the Fund)/the Counterparty	Cash Collateral for the Benefit of (the Fund)/the Counterparty	Net Amount[4]
$2,644,200	11/6/2018	Bank of America NA	1.29%	iShares® MSCI Emerging Markets ETF	$262,889	$(262,889)	$—	$—
13,037,299	11/6/2017	Citibank NA	1.35%	iShares® MSCI Emerging Markets ETF	821,923	(821,923)	—	—
9,127,719	11/6/2017	Credit Suisse International	0.79%	iShares® MSCI Emerging Markets ETF	(485,976)	—	485,976	—
568,606	11/6/2018	Goldman Sachs International	0.85%	iShares® MSCI Emerging Markets ETF	94,365	—	—	94,365
14,460,873	11/6/2018	Morgan Stanley & Co. International plc	0.74%	iShares® MSCI Emerging Markets ETF	539,763	(539,763)	—	—
604,477	11/6/2018	Societe Generale	0.64%	iShares® MSCI Emerging Markets ETF	186,539	—	—	186,539
19,490,490	11/6/2018	UBS AG	0.79%	iShares® MSCI Emerging Markets ETF	1,933,092	—	(1,933,092)	—
$59,933,664					$3,352,595

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Reflects the floating financing rate, as of May 31, 2017, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions.

3  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

4  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

5  In order to facilitate the daily valuation of these swap transactions as of close of business New York time, one or more financial products traded on a U.S. exchange are used as the reference entity as a surrogate for the respective underlying index for the purposes of both daily valuation calculation as well as final settlement of the swap.

See accompanying notes to the financial statements.

166 :: EET ULTRA MSCI EMERGING MARKETS :: MAY 31, 2017 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Short-Term Investment — 60.0%
Repurchase Agreement (a) — 60.0%
Repurchase Agreements with various counterparties, rates 0.60% - 0.81%, dated 5/31/2017, due 6/1/2017, total to be received $7,657,055 (Cost $7,656,887)	$7,656,887	$7,656,887
Total Investments — 60.0% (Cost $7,656,887) (b)		7,656,887
Other assets less liabilities — 40.0%		5,100,683
Net Assets — 100.0%		$12,757,570

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subjected to repurchase.

(b)  Tax basis equals book cost.

Swap Agreements1,5

Ultra FTSE Europe had the following open swap agreements as of May 31, 2017:

Notional Amount at Value	Termination Date	Counterparty	Rate Paid (Received)[2]	Underlying Instrument	Unrealized Appreciation/ (Depreciation)[3]	Financial Instruments for the Benefit of (the Fund)/the Counterparty	Cash Collateral for the Benefit of (the Fund)/the Counterparty	Net Amount[4]
$508,830	11/6/2017	Bank of America NA	1.04%	Vanguard® FTSE Europe ETF Shares	$141,610	$(121,124)	$—	$20,486
1,158,167	11/6/2017	Citibank NA	1.15%	Vanguard® FTSE Europe ETF Shares	45,960	—	—	45,960
3,226,699	11/6/2017	Credit Suisse International	0.79%	Vanguard® FTSE Europe ETF Shares	(28,449)	—	28,449	—
1,007,169	11/7/2017	Goldman Sachs International	0.75%	Vanguard® FTSE Europe ETF Shares	133,871	—	—	133,871
7,605,946	11/6/2017	Morgan Stanley & Co. International plc	0.49%	Vanguard® FTSE Europe ETF Shares	1,430,533	(1,389,986)	—	40,547
4,205,286	11/6/2017	Societe Generale	0.99%	Vanguard® FTSE Europe ETF Shares	495,583	—	(350,000)	145,583
7,798,199	11/6/2017	UBS AG	0.99%	Vanguard® FTSE Europe ETF Shares	697,587	—	(620,000)	77,587
$25,510,296					$2,916,695

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Reflects the floating financing rate, as of May 31, 2017, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions.

3  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

4  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

5  In order to facilitate the daily valuation of these swap transactions as of close of business New York time, one or more financial products traded on a U.S. exchange are used as the reference entity as a surrogate for the respective underlying index for the purposes of both daily valuation calculation as well as final settlement of the swap.

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2017 :: ULTRA FTSE EUROPE UPV :: 167

Investments	Principal Amount	Value
Short-Term Investment — 52.7%
Repurchase Agreement (a) — 52.7%
Repurchase Agreements with various counterparties, rates 0.60% - 0.81%, dated 5/31/2017, due 6/1/2017, total to be received $9,885,173 (Cost $9,884,956)	$9,884,956	$9,884,956
Total Investments — 52.7% (Cost $9,884,956) (b)		9,884,956
Other assets less liabilities — 47.3%		8,865,910
Net Assets — 100.0%		$18,750,866

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subjected to repurchase.

(b)  Tax basis equals book cost.

Swap Agreements1,5

Ultra MSCI Brazil Capped had the following open swap agreements as of May 31, 2017:

Notional Amount at Value	Termination Date	Counterparty	Rate Paid (Received)[2]	Underlying Instrument	Unrealized Appreciation/ (Depreciation)[3]	Financial Instruments for the Benefit of (the Fund)/the Counterparty	Cash Collateral for the Benefit of (the Fund)/the Counterparty	Net Amount[4]
$3,747,000	11/6/2017	Bank of America NA	0.49%	iShares® MSCI Brazil Capped ETF	$852,924	$(718,957)	$—	$133,967
10,210,945	11/6/2018	Credit Suisse International	0.49%	iShares® MSCI Brazil Capped ETF	(2,005,710)	—	2,005,710	—
1,949,111	11/6/2017	Morgan Stanley & Co. International plc	1.19%	Shares® MSCI iBrazil Capped ETF	129,265	(129,265)	—	—
8,402,024	11/6/2017	Societe Generale	1.24%	iShares® MSCI Brazil Capped ETF	195,197	—	(50,000)	145,197
13,227,042	11/6/2018	UBS AG	0.99%	iShares® MSCI Brazil Capped ETF	(1,714,490)	—	1,714,490	—
$37,536,122					$(2,542,814)

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Reflects the floating financing rate, as of May 31, 2017, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions.

3  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

4  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

5  In order to facilitate the daily valuation of these swap transactions as of close of business New York time, one or more financial products traded on a U.S. exchange are used as the reference entity as a surrogate for the respective underlying index for the purposes of both daily valuation calculation as well as final settlement of the swap.

See accompanying notes to the financial statements.

168 :: UBR ULTRA MSCI BRAZIL CAPPED :: MAY 31, 2017 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Short-Term Investment — 59.6%
Repurchase Agreement (a) — 59.6%
Repurchase Agreements with various counterparties, rates 0.60% - 0.81%, dated 5/31/2017, due 6/1/2017, total to be received $25,802,966 (Cost $25,802,399)	$25,802,399	$25,802,399
Total Investments — 59.6% (Cost $25,802,399) (b)		25,802,399
Other assets less liabilities — 40.4%		17,456,472
Net Assets — 100.0%		$43,258,871

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subjected to repurchase.

(b)  Tax basis equals book cost.

Swap Agreements1,5

Ultra FTSE China 50 had the following open swap agreements as of May 31, 2017:

Notional Amount at Value	Termination Date	Counterparty	Rate Paid (Received)[2]	Underlying Instrument	Unrealized Appreciation/ (Depreciation)[3]	Financial Instruments for the Benefit of (the Fund)/the Counterparty	Cash Collateral for the Benefit of (the Fund)/the Counterparty	Net Amount[4]
$8,287	11/6/2018	Bank of America NA	1.09%	iShares® China Large-Cap ETF	$687	$—	$—	$687
10,367,279	11/6/2017	Credit Suisse International	0.74%	iShares® China Large-Cap ETF	(3,127,362)	—	3,127,362	—
16,041,716	11/7/2017	Goldman Sachs International	(0.55)%	iShares® China Large-Cap ETF	4,686,346	(4,686,346)	—	—
2,267,911	11/6/2017	Morgan Stanley & Co. International plc	0.79%	iShares® China Large-Cap ETF	125,076	(125,076)	—	—
25,733,847	11/6/2018	Societe Generale	0.49%	iShares® China Large-Cap ETF	1,174,757	—	(1,174,757)	—
32,162,159	11/6/2017	UBS AG	(0.01)%	iShares® China Large-Cap ETF	1,310,057	—	(1,310,057)	—
$86,581,199					$4,169,561

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Reflects the floating financing rate, as of May 31, 2017, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions.

3  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

4  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

5  In order to facilitate the daily valuation of these swap transactions as of close of business New York time, one or more financial products traded on a U.S. exchange are used as the reference entity as a surrogate for the respective underlying index for the purposes of both daily valuation calculation as well as final settlement of the swap.

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2017 :: ULTRA FTSE CHINA 50 XPP :: 169

Investments	Principal Amount	Value
Short-Term Investment — 41.9%
Repurchase Agreement (a) — 41.9%
Repurchase Agreements with various counterparties, rates 0.60% - 0.81%, dated 5/31/2017, due 6/1/2017, total to be received $4,298,820 (Cost $4,298,727)	$4,298,727	$4,298,727
Total Investments — 41.9% (Cost $4,298,727) (b)		4,298,727
Other assets less liabilities — 58.1%		5,971,988
Net Assets — 100.0%		$10,270,715

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subjected to repurchase.

(b)  Tax basis equals book cost.

Swap Agreements1,5

Ultra MSCI Japan had the following open swap agreements as of May 31, 2017:

Notional Amount at Value	Termination Date	Counterparty	Rate Paid (Received)[2]	Underlying Instrument	Unrealized Appreciation/ (Depreciation)[3]	Financial for the Benefit of (the Fund)/the Counterparty	Instruments Collateral for the Benefit of (the Fund)/the Counterparty	Cash Net Amount[4]
$5,375,167	12/6/2017	Bank of America NA	1.34%	iShares® MSCI Japan ETF	$482,830	$(289,832)	$(1)	$192,997
1,038,865	11/6/2017	Credit Suisse International	1.19%	iShares® MSCI Japan ETF	137,595	—	—	137,595
10,153	11/6/2018	Goldman Sachs International	1.40%	iShares® MSCI Japan ETF	148	—	—	148
13,368,274	12/6/2017	Morgan Stanley & Co. International plc	0.69%	iShares® MSCI Japan ETF	690,955	(652,373)	—	38,582
613,116	12/6/2017	Societe Generale	1.39%	iShares® MSCI Japan ETF	417,670	—	(260,000)	157,670
121,329	11/6/2018	UBS AG	0.99%	iShares® MSCI Japan ETF	(65,841)	—	65,841	—
$20,526,904					$1,663,357

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Reflects the floating financing rate, as of May 31, 2017, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions.

3  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

4  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

5  In order to facilitate the daily valuation of these swap transactions as of close of business New York time, one or more financial products traded on a U.S. exchange are used as the reference entity as a surrogate for the respective underlying index for the purposes of both daily valuation calculation as well as final settlement of the swap.

See accompanying notes to the financial statements.

170 :: EZJ ULTRA MSCI JAPAN :: MAY 31, 2017 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Short-Term Investment — 57.8%
Repurchase Agreement (a) — 57.8%
Repurchase Agreements with various counterparties, rates 0.60% - 0.81%, dated 5/31/2017, due 6/1/2017, total to be received $5,430,503 (Cost $5,430,383)	$5,430,383	$5,430,383
Total Investments — 57.8% (Cost $5,430,383) (b)		5,430,383
Other assets less liabilities — 42.2%		3,957,849
Net Assets — 100.0%		$9,388,232

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subjected to repurchase.

(b)  Tax basis equals book cost.

Swap Agreements1,5

Ultra MSCI Mexico Capped IMI had the following open swap agreements as of May 31, 2017:

Notional Amount at Value	Termination Date	Counterparty	Rate Paid (Received)[2]	Underlying Instrument	Unrealized Appreciation/ Depreciation[3]	Financial Instruments for the Benefit of (the Fund)/the Counterparty	Cash Collateral for the Benefit of (the Fund)/the Counterparty	Net Amount[4]
$839,539	11/7/2017	Bank of America NA	0.99%	iShares® MSCI Mexico Capped ETF	$(27,455)	$—	$27,455	$—
4,341,645	11/6/2018	Credit Suisse International	0.79%	iShares® MSCI Mexico Capped ETF	359,422	—	(270,000)	89,422
100,361	11/6/2017	Goldman Sachs International	1.20%	iShares® MSCI Mexico Capped ETF	(3,455)	—	—	(3,455)
967,647	11/7/2017	Morgan Stanley & Co. International plc	1.19%	iShares® MSCI Mexico Capped ETF	(9,943)	—	9,943	—
3,934,823	11/6/2018	Societe Generale	0.99%	iShares® MSCI Mexico Capped ETF	232,826	—	(232,826)	—
8,578,381	12/6/2018	UBS AG	0.79%	iShares® MSCI Mexico Capped ETF	(194,872)	—	194,872	—
$18,762,396					$356,523

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Reflects the floating financing rate, as of May 31, 2017, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions.

3  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

4  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

5  In order to facilitate the daily valuation of these swap transactions as of close of business New York time, one or more financial products traded on a U.S. exchange are used as the reference entity as a surrogate for the respective underlying index for the purposes of both daily valuation calculation as well as final settlement of the swap.

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2017 :: ULTRA MSCI MEXICO CAPPED IMI UMX :: 171

Investments	Principal Amount	Value
U.S. Treasury Obligations (a) — 88.3%
U.S. Treasury Bonds
7.50%, 11/15/2024	$200,600	$277,047
7.63%, 2/15/2025	177,800	248,976
6.88%, 8/15/2025	185,500	252,787
6.00%, 2/15/2026	380,200	497,290
6.75%, 8/15/2026	182,400	252,481
6.50%, 11/15/2026	242,500	332,111
6.63%, 2/15/2027	165,400	229,648
U.S. Treasury Notes
2.38%, 8/15/2024	3,120,600	3,192,520
2.25%, 11/15/2024	3,120,700	3,161,415
2.00%, 2/15/2025	3,120,300	3,101,042
2.13%, 5/15/2025	3,120,400	3,124,057
2.00%, 8/15/2025	3,120,700	3,090,712
2.25%, 11/15/2025	3,120,600	3,146,199
1.63%, 2/15/2026	2,981,200	2,854,732
1.63%, 5/15/2026	2,983,900	2,851,256
1.50%, 8/15/2026	2,989,300	2,819,517
2.00%, 11/15/2026	2,978,600	2,929,500
2.25%, 2/15/2027	2,979,600	2,991,472
2.38%, 5/15/2027	1,088,000	1,105,255
Total U.S. Treasury Obligations (Cost $35,931,353)		36,458,017
Short-Term Investment (a) — 6.6%
Repurchase Agreement (b) — 6.6%
Repurchase Agreements with various counterparties, rates 0.60% - 0.81%, dated 5/31/2017, due 6/1/2017, total to be received $2,745,032 (Cost $2,744,971)	2,744,971	2,744,971
Total Investments — 94.9% (Cost $38,676,324)		39,202,988
Other assets less liabilities — 5.1%		2,108,011
Net Assets — 100.0%		$41,310,999

(a)  All or a portion of this security is segregated in connection with obligations for swaps with a total value of $150,522.

(b)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subjected to repurchase.

As of May 31, 2017, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$242,295
Aggregate gross unrealized depreciation	(159,066)
Net unrealized appreciation	$83,229
Federal income tax cost of investments	$39,119,759

Futures Contracts Purchased

Ultra 7-10 Year Treasury had the following open long futures contracts as of May 31, 2017:

	Number of Contracts	Expiration Date	Notional Amount at Value	Unrealized Appreciation
U.S. 10 Year Treasury Note Futures Contracts	12	9/20/2017	$1,515,563	$1,482

Cash collateral in the amount of $17,160 was pledged to cover margin requirements for open futures contracts as of May 31, 2017.

See accompanying notes to the financial statements.

172 :: UST ULTRA 7-10 YEAR TREASURY :: MAY 31, 2017 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Swap Agreements1

Ultra 7-10 Year Treasury had the following open swap agreements as of May 31, 2017:

Notional Amount at Value	Termination Date	Counterparty	Rate Paid (Received)[2]	Underlying Instrument	Unrealized Appreciation/ (Depreciation)[3]	Financial Instruments for the Benefit of (the Fund)/the Counterparty	Cash Collateral for the Benefit of (the Fund)/the Counterparty	Net Amount[4]
$27,244,076	11/6/2018	Citibank NA	0.84%	ICE U.S. Treasury 7-10 Year Bond Index	$1,518,349	$(1,518,349)	$—	$—
17,424,771	3/6/2018	Goldman Sachs International	0.54%	ICE U.S. Treasury 7-10 Year Bond Index	(303,109)	—	303,109	—
$44,668,847					$1,215,240

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Reflects the floating financing rate, as of May 31, 2017, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions.

3  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

4  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2017 :: ULTRA 7-10 YEAR TREASURY UST :: 173

Investments	Principal Amount	Value
U.S. Treasury Obligations (a) — 77.3%
U.S. Treasury Bonds
4.38%, 2/15/2038	$239,400	$306,451
4.50%, 5/15/2038	270,100	351,531
3.50%, 2/15/2039	442,800	501,506
4.25%, 5/15/2039	410,800	515,843
4.50%, 8/15/2039	438,800	569,583
4.38%, 11/15/2039	472,400	603,048
4.63%, 2/15/2040	786,100	1,038,328
4.38%, 5/15/2040	661,800	845,501
3.88%, 8/15/2040	574,100	683,627
4.25%, 11/15/2040	606,400	762,406
4.75%, 2/15/2041	667,900	900,621
4.38%, 5/15/2041	517,500	663,249
3.75%, 8/15/2041	575,500	673,335
3.13%, 11/15/2041	517,600	547,200
3.13%, 2/15/2042	645,700	682,374
3.00%, 5/15/2042	544,400	562,178
2.75%, 8/15/2042	832,500	820,793
2.75%, 11/15/2042	1,025,200	1,009,502
3.13%, 2/15/2043	1,039,800	1,095,527
2.88%, 5/15/2043	1,464,600	1,473,754
3.63%, 8/15/2043	1,213,600	1,393,270
3.75%, 11/15/2043	1,463,600	1,716,871
3.63%, 2/15/2044	1,473,700	1,694,294
3.38%, 5/15/2044	1,481,600	1,632,769
3.13%, 8/15/2044	1,482,900	1,562,722
3.00%, 11/15/2044	1,482,800	1,526,126
2.50%, 2/15/2045	1,482,900	1,379,676
3.00%, 5/15/2045	1,482,800	1,523,693
2.88%, 8/15/2045	1,482,800	1,486,391
3.00%, 11/15/2045	1,482,700	1,522,663
2.50%, 2/15/2046	1,376,600	1,276,689
2.50%, 5/15/2046	1,376,900	1,276,322
2.25%, 8/15/2046	1,376,900	1,206,831
2.88%, 11/15/2046	1,376,900	1,379,589
3.00%, 2/15/2047	1,360,800	1,398,860
3.00%, 5/15/2047	527,000	542,110
Total U.S. Treasury Obligations (Cost $39,888,904)		37,125,233
Investments	Principal Amount	Value
Short-Term Investment (a) — 17.5%
Repurchase Agreement (b) — 17.5%
Repurchase Agreements with various counterparties, rates 0.60% - 0.81%, dated 5/31/2017, due 6/1/2017, total to be received $8,428,222 (Cost $8,428,036)	$8,428,036	$8,428,036
Total Investments — 94.8% (Cost $48,316,940)		45,553,269
Other assets less liabilities — 5.2%		2,481,274
Net Assets — 100.0%		$48,034,543

(a)  All or a portion of this security is segregated in connection with obligations for swaps with a total value of $23,539.

(b)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subjected to repurchase.

As of May 31, 2017, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$75,748
Aggregate gross unrealized depreciation	(2,849,335)
Net unrealized depreciation	$(2,773,587)
Federal income tax cost of investments	$48,326,856

Futures Contracts Purchased

Ultra 20+ Year Treasury had the following open long futures contracts as of May 31, 2017:

	Number of Contracts	Expiration Date	Notional Amount at Value	Unrealized Appreciation
U.S. Long Bond Futures Contracts	14	9/20/2017	$2,153,375	$6,541

Cash collateral in the amount of $53,900 was pledged to cover margin requirements for open futures contracts as of May 31, 2017.

See accompanying notes to the financial statements.

174 :: UBT ULTRA 20+ YEAR TREASURY :: MAY 31, 2017 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Swap Agreements1

Ultra 20+ Year Treasury had the following open swap agreements as of May 31, 2017:

Notional Amount at Value	Termination Date	Counterparty	Rate Paid (Received)[2]	Underlying Instrument	Unrealized Appreciation/ (Depreciation)[3]	Financial Instruments for the Benefit of (the Fund)/the Counterparty	Cash Collateral for the Benefit of (the Fund)/the Counterparty	Net Amount[4]
$19,589,557	11/6/2017	Bank of America NA	0.73%	ICE U.S. Treasury 20+ Year Bond Index	$(2,337,185)	$—	$2,337,185	$—
30,997,677	11/6/2018	Citibank NA	0.84%	ICE U.S. Treasury 20+ Year Bond Index	1,182,396	(949,696)	—	232,700
6,517,123	12/6/2017	Morgan Stanley & Co. International plc	0.99%	ICE U.S. Treasury 20+ Year Bond Index	(297,417)	—	297,417	—
$57,104,357					$(1,452,206)

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Reflects the floating financing rate, as of May 31, 2017, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions.

3  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

4  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2017 :: ULTRA 20+ YEAR TREASURY UBT :: 175

Investments	Shares	Value
Exchange Traded Fund — 74.0%
iShares iBoxx $ High Yield Corporate Bond ETF (Cost $2,370,425)	27,163	$2,408,000
	Principal Amount
Short-Term Investment — 3.0%
Repurchase Agreement (a) — 3.0%
Repurchase Agreements with various counterparties, rates 0.60% - 0.81%, dated 5/31/2017, due 6/1/2017, total to be received $98,093 (Cost $98,090)	$98,090	98,090
Total Investments — 77.0% (Cost $2,468,515)		2,506,090
Other assets less liabilities — 23.0%		746,820
Net Assets — 100.0%		$3,252,910

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subjected to repurchase.

As of May 31, 2017, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$37,575
Aggregate gross unrealized depreciation	—
Net unrealized appreciation	$37,575
Federal income tax cost of investments	$2,468,515

Swap Agreements1,5

Ultra High Yield had the following open swap agreements as of May 31, 2017:

Notional Amount at Value	Termination Date	Counterparty	Rate Paid (Received)[2]	Underlying Instrument	Unrealized Appreciation/	Financial Instruments for the Benefit of (the Fund)/the Counterparty	Cash Collateral for the Benefit of (the Fund)/the Counterparty	Net Amount[4]
$1,040,486	2/20/2018	Citibank NA	0.74%	iShares® iBoxx $ High Yield Corporate Bond ETF	$60,387	$—	$—	$60,387
2,352,189	12/7/2017	Credit Suisse International	(0.01)%	iShares® iBoxx $ High Yield Corporate Bond ETF	172,892	—	—	172,892
703,525	11/2/2018	Goldman Sachs International	0.70%	iShares® iBoxx $ High Yield Corporate Bond ETF	43,959	—	—	43,959
$4,096,200					$277,238

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Reflects the floating financing rate, as of May 31, 2017, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions.

3  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

4  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

5  In order to facilitate the daily valuation and final settlement of these swap transactions as of the time the Fund calculates its NAV, which differs from the time the Fund's underlying index is calculated, one or more exchange-traded financial products are used as the reference entity, as a surrogate for the respective underlying index.

See accompanying notes to the financial statements.

176 :: UJB ULTRA HIGH YIELD :: MAY 31, 2017 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

STATEMENTS OF ASSETS AND LIABILITIES

PROSHARES TRUST STATEMENTS OF ASSETS AND LIABILITIES :: MAY 31, 2017 :: 177

	Short S&P500®	Short QQQ®	Short Dow30SM	Short MidCap400	Short Russell2000	Short SmallCap600
ASSETS:
Securities and Repurchase Agreements, at cost	$2,315,716,639	$327,063,290	$302,324,927	$14,683,786	$407,329,061	$16,045,559
Securities, at value	2,017,292,685	239,757,091	246,711,039	—	364,651,286	—
Repurchase Agreements, at value	298,264,461	87,284,410	55,588,005	14,683,786	42,648,459	16,045,559
Total Investment Securities	2,315,557,146	327,041,501	302,299,044	14,683,786	407,299,745	16,045,559
Cash	—	—	—	—	—	—
Segregated cash balances with brokers for futures contracts	6,279,460	549,120	812,625	58,960	1,072,000	—
Segregated cash balances with custodian for swap agreements	5,487,272	5,594,045	9,250,369	5,277,000	13,131,243	3,942,092
Dividends and interest receivable	6,152	1,800	1,147	303	880	331
Receivable for investments sold	—	—	—	—	—	—
Due from counterparty	—	—	—	6,178	—	—
Receivable for capital shares issued	—	1,977,382	885,453	—	—	—
Receivable from Advisor	—	—	—	—	—	—
Reclaims receivable	—	—	—	—	—	—
Receivable for variation margin on futures contracts	27,923	—	17,730	241	—	—
Unrealized appreciation on non-exchange traded swap agreements	—	—	—	—	—	—
Prepaid expenses	26,274	3,710	3,733	684	4,617	2,051
Total Assets	2,327,384,227	335,167,558	313,270,101	20,027,152	421,508,485	19,990,033
LIABILITIES:
Cash overdraft	347	86	53	17	187	18
Payable for investments purchased	19,992,667	—	—	—	—	—
Payable for capital shares redeemed	26,924,855	—	4,429,391	—	—	—
Advisory fees payable	1,281,822	157,024	164,387	4,915	215,213	5,493
Management Services fees payable	170,908	23,264	22,083	1,326	29,177	1,461
Custodian fees payable	20,544	3,037	2,800	516	3,735	136
Administration fees payable	36,726	14,647	14,366	5,093	16,948	5,092
Trustee fees payable	17,073	2,383	2,256	136	3,239	149
Compliance services fees payable	14,885	2,082	1,966	119	2,825	129
Listing, Data and related fees payable	1,883	46,257	32,152	—	131,897	—
Professional fees payable	24,958	11,568	11,505	9,916	12,300	9,942
Payable for variation margin on futures contracts	—	93,050	—	—	34,749	—
Unrealized depreciation on non-exchange traded swap agreements	265,346,751	53,513,528	50,617,916	5,309,923	75,302,386	2,620,316
Other liabilities	81,708	16,233	31,147	2,215	25,770	1,591
Total Liabilities	313,915,127	53,883,159	55,330,022	5,334,176	75,778,426	2,644,327
NET ASSETS	$2,013,469,100	$281,284,399	$257,940,079	$14,692,976	$345,730,059	$17,345,706
NET ASSETS CONSIST OF:
Paid in Capital	$5,004,052,993	$775,794,972	$645,094,109	$85,077,801	$973,299,596	$72,272,001
Accumulated undistributed net investment income (loss)	(17,098,607)	(2,954,640)	(2,595,299)	(223,211)	(3,416,513)	(117,983)
Accumulated net realized gains (losses) on investments	(2,705,204,325)	(437,594,520)	(333,707,926)	(64,859,560)	(549,032,739)	(52,187,996)
Net unrealized appreciation (depreciation) on:
Investments	(159,493)	(21,789)	(25,883)	—	(29,316)	—
Futures contracts	(2,774,717)	(426,096)	(207,006)	7,869	211,417	—
Non-exchange traded swap agreements	(265,346,751)	(53,513,528)	(50,617,916)	(5,309,923)	(75,302,386)	(2,620,316)
NET ASSETS	$2,013,469,100	$281,284,399	$257,940,079	$14,692,976	$345,730,059	$17,345,706
Shares (unlimited number of shares authorized, no par value)	59,755,826	7,112,500	14,550,000	1,175,000	7,216,642	443,681
Net Asset Value	$33.69	$39.55	$17.73	$12.50	$47.91	$39.09

See accompanying notes to the financial statements.

178 :: MAY 31, 2017 :: STATEMENTS OF ASSETS AND LIABILITIES PROSHARES TRUST

	UltraShort S&P500®	UltraShort QQQ®	UltraShort Dow30SM	UltraShort MidCap400	UltraShort Russell2000	UltraShort SmallCap600
ASSETS:
Securities and Repurchase Agreements, at cost	$1,813,547,742	$399,005,371	$285,621,960	$4,809,137	$234,795,630	$2,444,283
Securities, at value	1,657,299,047	317,485,673	234,704,122	—	149,720,889	—
Repurchase Agreements, at value	156,083,063	81,481,928	50,889,965	4,809,137	85,047,849	2,444,283
Total Investment Securities	1,813,382,110	398,967,601	285,594,087	4,809,137	234,768,738	2,444,283
Cash	118,165	—	—	—	—	—
Segregated cash balances with brokers for futures contracts	3,071,420	158,730	342,375	22,110	690,100	—
Segregated cash balances with custodian for swap agreements	4,946,434	11,727,142	25,361,896	4,258,304	4,701,610	1,444,382
Dividends and interest receivable	3,220	1,681	1,050	99	1,754	50
Receivable for investments sold	—	—	—	—	—	—
Due from counterparty	—	—	—	—	—	—
Receivable for capital shares issued	19,189,702	—	—	—	3,383,339	—
Receivable from Advisor	—	—	—	3,613	—	3,696
Reclaims receivable	—	—	—	—	—	—
Receivable for variation margin on futures contracts	—	—	—	91	—	—
Unrealized appreciation on non-exchange traded swap agreements	—	—	—	—	—	—
Prepaid expenses	19,396	3,972	3,505	530	2,486	1,848
Total Assets	1,840,730,447	410,859,126	311,302,913	9,093,884	243,548,027	3,894,259
LIABILITIES:
Cash overdraft	—	91	63	5	433	3
Payable for investments purchased	—	—	—	—	—	—
Payable for capital shares redeemed	—	—	1,227,061	—	1,110,422	—
Advisory fees payable	893,686	166,745	138,591	—	98,687	—
Management Services fees payable	119,157	24,657	19,967	—	14,368	—
Custodian fees payable	14,903	3,156	2,433	417	1,972	36
Administration fees payable	31,119	15,208	14,040	5,091	9,376	5,091
Trustee fees payable	12,204	2,571	2,123	42	1,595	22
Compliance services fees payable	10,647	2,240	1,844	37	1,388	19
Listing, Data and related fees payable	3,951	49,184	30,326	—	65,694	—
Professional fees payable	19,917	11,676	11,435	10,657	11,102	9,022
Payable for variation margin on futures contracts	10,911	63,191	34,167	—	25,724	—
Unrealized depreciation on non-exchange traded swap agreements	421,352,417	129,135,151	80,771,515	4,287,469	68,072,515	1,339,280
Other liabilities	86,187	27,703	37,255	2,979	14,484	1,021
Total Liabilities	422,555,099	129,501,573	82,290,820	4,306,697	69,427,760	1,354,494
NET ASSETS	$1,418,175,348	$281,357,553	$229,012,093	$4,787,187	$174,120,267	$2,539,765
NET ASSETS CONSIST OF:
Paid in Capital	$8,219,721,731	$2,486,164,392	$1,289,967,456	$144,173,122	$1,410,784,591	$58,127,560
Accumulated undistributed net investment income (loss)	(12,867,748)	(2,812,362)	(1,796,452)	(69,739)	(1,317,489)	(32,560)
Accumulated net realized gains (losses) on investments	(6,366,630,992)	(2,072,758,356)	(978,323,497)	(135,029,915)	(1,167,333,442)	(54,215,955)
Net unrealized appreciation (depreciation) on:
Investments	(165,632)	(37,770)	(27,873)	—	(26,892)	—
Futures contracts	(529,594)	(63,200)	(36,026)	1,188	86,014	—
Non-exchange traded swap agreements	(421,352,417)	(129,135,151)	(80,771,515)	(4,287,469)	(68,072,515)	(1,339,280)
NET ASSETS	$1,418,175,348	$281,357,553	$229,012,093	$4,787,187	$174,120,267	$2,539,765
Shares (unlimited number of shares authorized, no par value)	27,633,568	16,837,763	18,623,767	204,498	7,709,437	123,326
Net Asset Value	$51.32	$16.71	$12.30	$23.41	$22.59	$20.59

See accompanying notes to the financial statements.

PROSHARES TRUST STATEMENTS OF ASSETS AND LIABILITIES :: MAY 31, 2017 :: 179

	UltraPro Short S&P500®	UltraPro Short QQQ®	UltraPro Short Dow30SM	UltraPro Short MidCap400	UltraPro Short Russell2000	Short Basic Materials
ASSETS:
Securities and Repurchase Agreements, at cost	$942,656,484	$823,986,919	$292,989,123	$2,793,485	$126,944,263	$2,079,613
Securities, at value	768,844,606	664,273,591	182,826,671	—	99,829,136	—
Repurchase Agreements, at value	173,735,805	159,682,364	110,147,410	2,793,485	27,095,672	2,079,613
Total Investment Securities	942,580,411	823,955,955	292,974,081	2,793,485	126,924,808	2,079,613
Cash	—	—	—	—	—	—
Segregated cash balances with brokers for futures contracts	2,565,420	630,630	363,000	14,740	556,100	—
Segregated cash balances with custodian for swap agreements	32,230,001	7,075,000	693,000	2,268,650	34,995,197	920,000
Dividends and interest receivable	3,584	3,294	2,272	58	559	43
Receivable for investments sold	—	—	—	—	—	—
Due from counterparty	—	—	—	—	—	—
Receivable for capital shares issued	—	—	—	—	2,348,759	—
Receivable from Advisor	—	—	—	3,942	—	1,550
Reclaims receivable	—	—	—	—	—	—
Receivable for variation margin on futures contracts	—	—	7,920	61	—	—
Unrealized appreciation on non-exchange traded swap agreements	—	—	—	314,427	—	—
Prepaid expenses	11,993	7,233	3,247	1,959	1,559	196
Total Assets	977,391,409	831,672,112	294,043,520	5,397,322	164,826,982	3,001,402
LIABILITIES:
Cash overdraft	638	430	131	3	175	2
Payable for investments purchased	—	—	—	—	—	—
Payable for capital shares redeemed	—	—	—	—	—	—
Advisory fees payable	445,062	279,655	143,150	—	61,831	—
Management Services fees payable	59,341	43,224	17,817	—	8,805	—
Custodian fees payable	6,925	5,351	2,289	363	1,321	26
Administration fees payable	19,326	16,090	10,110	5,091	7,934	5,092
Trustee fees payable	6,087	4,941	1,911	42	939	17
Compliance services fees payable	5,298	4,293	1,659	37	815	15
Listing, Data and related fees payable	848	90,559	27,095	—	39,975	284
Professional fees payable	16,029	13,492	11,267	9,854	10,566	9,832
Payable for variation margin on futures contracts	131,089	227,559	—	—	37,514	—
Unrealized depreciation on non-exchange traded swap agreements	278,709,804	335,076,604	91,770,050	2,224,199	53,229,854	913,270
Other liabilities	27,357	23,552	5,699	862	2,307	821
Total Liabilities	279,427,804	335,785,750	91,991,178	2,240,451	53,402,036	929,359
NET ASSETS	$697,963,605	$495,886,362	$202,052,342	$3,156,871	$111,424,946	$2,072,043
NET ASSETS CONSIST OF:
Paid in Capital	$2,604,000,172	$1,577,401,058	$546,959,931	$30,138,906	$356,490,544	$9,760,384
Accumulated undistributed net investment income (loss)	(5,021,822)	(3,770,087)	(1,427,428)	(37,003)	(597,315)	(71,729)
Accumulated net realized gains (losses) on investments	(1,621,894,948)	(742,344,177)	(251,680,850)	(25,036,936)	(191,339,365)	(6,703,342)
Net unrealized appreciation (depreciation) on:
Investments	(76,073)	(30,964)	(15,042)	—	(19,455)	—
Futures contracts	(333,920)	(292,864)	(14,219)	1,676	120,391	—
Non-exchange traded swap agreements	(278,709,804)	(335,076,604)	(91,770,050)	(1,909,772)	(53,229,854)	(913,270)
NET ASSETS	$697,963,605	$495,886,362	$202,052,342	$3,156,871	$111,424,946	$2,072,043
Shares (unlimited number of shares authorized, no par value)	43,755,827	16,335,293	6,136,276	218,686	2,313,142	100,000
Net Asset Value	$15.95	$30.36	$32.93	$14.44	$48.17	$20.72

See accompanying notes to the financial statements.

180 :: MAY 31, 2017 :: STATEMENTS OF ASSETS AND LIABILITIES PROSHARES TRUST

	Short Financials	Short Oil & Gas	Short Real Estate	Short S&P Regional Banking	UltraShort Basic Materials	UltraShort Nasdaq Biotechnology
ASSETS:
Securities and Repurchase Agreements, at cost	$27,209,508	$2,741,546	$14,234,690	$1,852,314	$5,598,758	$49,052,345
Securities, at value	—	—	—	—	—	—
Repurchase Agreements, at value	27,209,508	2,741,546	14,234,690	1,852,314	5,598,758	49,052,345
Total Investment Securities	27,209,508	2,741,546	14,234,690	1,852,314	5,598,758	49,052,345
Cash	—	—	—	—	—	1,139,945
Segregated cash balances with brokers for futures contracts	—	—	—	—	—	—
Segregated cash balances with custodian for swap agreements	11,386,000	1,817,235	3,839,000	250,756	4,769,160	18,422,000
Dividends and interest receivable	561	57	294	38	115	1,012
Receivable for investments sold	—	—	—	—	—	—
Due from counterparty	—	—	—	—	—	—
Receivable for capital shares issued	—	—	—	—	—	—
Receivable from Advisor	—	3,981	—	7,438	960	—
Reclaims receivable	—	—	—	—	—	—
Receivable for variation margin on futures contracts	—	—	—	—	—	—
Unrealized appreciation on non-exchange traded swap agreements	—	75,155	—	—	8,384	6,004,077
Prepaid expenses	488	237	380	207	258	2,760
Total Assets	38,596,557	4,638,211	18,074,364	2,110,753	10,377,635	74,622,139
LIABILITIES:
Cash overdraft	72	3	17	2	6	—
Payable for investments purchased	—	—	—	—	—	—
Payable for capital shares redeemed	—	—	—	—	—	2,855,930
Advisory fees payable	11,411	—	4,540	—	—	27,758
Management Services fees payable	2,345	—	1,345	—	—	4,562
Custodian fees payable	288	47	162	22	86	619
Administration fees payable	5,111	5,091	5,092	5,091	5,091	11,063
Trustee fees payable	231	26	131	14	70	469
Compliance services fees payable	201	23	115	13	62	409
Listing, Data and related fees payable	3,408	504	2,131	271	1,008	9,142
Professional fees payable	10,000	9,834	9,915	12,269	10,687	10,965
Payable for variation margin on futures contracts	—	—	—	—	—	—
Unrealized depreciation on non-exchange traded swap agreements	9,293,468	1,337,568	2,960,082	371,871	2,227,041	16,983,360
Other liabilities	4,252	871	3,055	556	19,368	4,178
Total Liabilities	9,330,787	1,353,967	2,986,585	390,109	2,263,419	19,908,455
NET ASSETS	$29,265,770	$3,284,244	$15,087,779	$1,720,644	$8,114,216	$54,713,684
NET ASSETS CONSIST OF:
Paid in Capital	$188,870,505	$12,749,873	$45,231,245	$14,463,687	$299,005,678	$94,931,794
Accumulated undistributed net investment income (loss)	(307,729)	(66,460)	(194,423)	(16,513)	(125,242)	(683,041)
Accumulated net realized gains (losses) on investments	(150,003,538)	(8,136,756)	(26,988,961)	(12,354,659)	(288,547,563)	(28,555,786)
Net unrealized appreciation (depreciation) on:
Futures contracts	—	—	—	—	—	—
Non-exchange traded swap agreements	(9,293,468)	(1,262,413)	(2,960,082)	(371,871)	(2,218,657)	(10,979,283)
NET ASSETS	$29,265,770	$3,284,244	$15,087,779	$1,720,644	$8,114,216	$54,713,684
Shares (unlimited number of shares authorized, no par value)	2,150,000	125,000	900,000	100,000	440,969	1,884,998
Net Asset Value	$13.61	$26.27	$16.76	$17.21	$18.40	$29.03
See accompanying notes to the financial statements.

PROSHARES TRUST STATEMENTS OF ASSETS AND LIABILITIES :: MAY 31, 2017 :: 181

	UltraShort Consumer Goods	UltraShort Consumer Services	UltraShort Financials	UltraShort Gold Miners	UltraShort Health Care	UltraShort Industrials
ASSETS:
Securities and Repurchase Agreements, at cost	$1,926,429	$2,362,768	$53,752,863	$2,326,096	$840,407	$3,332,113
Securities, at value	—	—	19,931,740	—	—	—
Repurchase Agreements, at value	1,926,429	2,362,768	33,813,833	2,326,096	840,407	3,332,113
Total Investment Securities	1,926,429	2,362,768	53,745,573	2,326,096	840,407	3,332,113
Cash	—	—	—	—	32	—
Segregated cash balances with brokers for futures contracts	—	—	—	—	—	—
Segregated cash balances with custodian for swap agreements	554,713	103,007	23,554,669	1,495,000	228,092	1,413,256
Dividends and interest receivable	40	49	697	48	17	69
Receivable for investments sold	—	—	—	—	—	—
Due from counterparty	—	—	—	—	778	—
Receivable for capital shares issued	—	—	—	—	—	—
Receivable from Advisor	6,554	6,452	—	2,287	5,832	4,023
Reclaims receivable	—	—	—	—	—	—
Receivable for variation margin on futures contracts	—	—	—	—	—	—
Unrealized appreciation on non-exchange traded swap agreements	—	—	—	10,893	446,036	—
Prepaid expenses	210	212	782	235	213	227
Total Assets	2,487,946	2,472,488	77,301,721	3,834,559	1,521,407	4,749,688
LIABILITIES:
Cash overdraft	2	3	39	3	—	4
Payable for investments purchased	—	—	—	—	—	—
Payable for capital shares redeemed	—	—	—	—	—	—
Advisory fees payable	—	—	23,319	—	—	—
Management Services fees payable	—	—	3,986	—	—	—
Custodian fees payable	38	25	455	61	55	37
Administration fees payable	5,091	5,091	6,388	5,083	5,091	5,091
Trustee fees payable	15	16	405	25	20	28
Compliance services fees payable	13	14	353	22	18	25
Listing, Data and related fees payable	266	264	6,146	221	277	436
Professional fees payable	10,639	10,644	10,956	9,027	9,830	9,839
Payable for variation margin on futures contracts	—	—	—	—	—	—
Unrealized depreciation on non-exchange traded swap agreements	761,596	677,140	27,316,960	1,232,168	156,506	1,728,025
Other liabilities	1,135	2,940	8,569	471	611	3,755
Total Liabilities	778,795	696,137	27,377,576	1,247,081	172,408	1,747,240
NET ASSETS	$1,709,151	$1,776,351	$49,924,145	$2,587,478	$1,348,999	$3,002,448
NET ASSETS CONSIST OF:
Paid in Capital	$26,437,207	$101,632,838	$1,633,524,752	$2,451,044	$23,267,952	$57,963,201
Accumulated undistributed net investment income (loss)	(22,140)	(21,326)	(433,596)	(28,246)	(29,367)	(34,900)
Accumulated net realized gains (losses) on investments	(23,944,320)	(99,158,021)	(1,555,842,761)	1,385,955	(22,179,116)	(53,197,828)
Net unrealized appreciation (depreciation) on:
Investments	—	—	(7,290)	—	—	—
Futures contracts	—	—	—	—	—	—
Non-exchange traded swap agreements	(761,596)	(677,140)	(27,316,960)	(1,221,275)	289,530	(1,728,025)
NET ASSETS	$1,709,151	$1,776,351	$49,924,145	$2,587,478	$1,348,999	$3,002,448
Shares (unlimited number of shares authorized, no par value)	112,457	62,317	1,719,832	162,436	35,905	135,842
Net Asset Value	$15.20	$28.51	$29.03	$15.93	$37.57	$22.10

See accompanying notes to the financial statements.

182 :: MAY 31, 2017 :: STATEMENTS OF ASSETS AND LIABILITIES PROSHARES TRUST

	UltraShort Oil & Gas	UltraShort Oil & Gas Exploration & Production	UltraShort Real Estate	UltraShort Semiconductors	UltraShort Technology	UltraShort Utilities
ASSETS:
Securities and Repurchase Agreements, at cost	$32,330,509	$701,467	$34,016,371	$3,069,221	$2,408,812	$6,403,611
Securities, at value	24,978,851	—	24,978,852	—	—	—
Repurchase Agreements, at value	7,352,180	701,467	9,038,041	3,069,221	2,408,812	6,403,611
Total Investment Securities	32,331,031	701,467	34,016,893	3,069,221	2,408,812	6,403,611
Cash	309,992	—	181,990	—	—	10
Segregated cash balances with brokers for futures contracts	—	—	—	—	—	—
Segregated cash balances with custodian for swap agreements	5,152,460	825,000	7,359,271	2,812,078	2,115,392	4,488,796
Dividends and interest receivable	152	14	186	63	50	132
Receivable for investments sold	—	—	—	—	—	—
Due from counterparty	—	—	—	—	—	—
Receivable for capital shares issued	—	—	—	1,542,667	—	—
Receivable from Advisor	—	4,130	—	4,487	5,102	2,007
Reclaims receivable	—	—	—	—	—	—
Receivable for variation margin on futures contracts	—	—	—	—	—	—
Unrealized appreciation on non-exchange traded swap agreements	2,473,584	1,469	—	—	9,069	—
Prepaid expenses	652	196	674	269	227	314
Total Assets	40,267,871	1,532,276	41,559,014	7,428,785	4,538,652	10,894,870
LIABILITIES:
Cash overdraft	—	1	—	4	3	—
Payable for investments purchased	—	—	—	—	—	—
Payable for capital shares redeemed	2,335,058	—	—	—	—	—
Advisory fees payable	16,105	—	15,978	—	—	—
Management Services fees payable	2,997	—	3,140	—	—	—
Custodian fees payable	372	8	333	107	38	89
Administration fees payable	4,999	5,230	5,292	5,091	5,091	5,091
Trustee fees payable	295	5	296	55	23	74
Compliance services fees payable	257	5	257	47	20	64
Listing, Data and related fees payable	4,946	205	4,666	499	410	1,193
Professional fees payable	10,858	9,009	10,866	10,677	9,831	10,680
Payable for variation margin on futures contracts	—	—	—	—	—	—
Unrealized depreciation on non-exchange traded swap agreements	3,160,651	739,314	7,134,499	3,155,996	2,248,613	3,427,641
Other liabilities	23,276	408	19,276	1,546	4,672	2,776
Total Liabilities	5,559,814	754,185	7,194,603	3,174,022	2,268,701	3,447,608
NET ASSETS	$34,708,057	$778,091	$34,364,411	$4,254,763	$2,269,951	$7,447,262
NET ASSETS CONSIST OF:
Paid in Capital	$331,984,660	$1,659,333	$3,438,074,140	$85,795,005	$80,290,679	$28,863,000
Accumulated undistributed net investment income (loss)	(356,381)	(11,435)	(293,281)	(37,617)	(40,517)	(64,678)
Accumulated net realized gains (losses) on investments	(296,233,677)	(131,962)	(3,396,282,471)	(78,346,629)	(75,740,667)	(17,923,419)
Net unrealized appreciation (depreciation) on:
Investments	522	—	522	—	—	—
Futures contracts	—	—	—	—	—	—
Non-exchange traded swap agreements	(687,067)	(737,845)	(7,134,499)	(3,155,996)	(2,239,544)	(3,427,641)
NET ASSETS	$34,708,057	$778,091	$34,364,411	$4,254,763	$2,269,951	$7,447,262
Shares (unlimited number of shares authorized, no par value)	717,108	50,001	1,045,837	275,984	103,079	287,490
Net Asset Value	$48.40	$15.56	$32.86	$15.42	$22.02	$25.90

See accompanying notes to the financial statements.

PROSHARES TRUST STATEMENTS OF ASSETS AND LIABILITIES :: MAY 31, 2017 :: 183

	UltraPro Short Nasdaq Biotechnology	UltraPro Short Financial Select Sector	Short MSCI EAFE	Short MSCI Emerging Markets	Short FTSE China 50	UltraShort MSCI EAFE
ASSETS:
Securities and Repurchase Agreements, at cost	$2,528,677	$1,916,981	$31,154,813	$162,101,797	$8,255,713	$3,710,443
Securities, at value	—	—	—	49,992,314	—	—
Repurchase Agreements, at value	2,528,677	1,916,981	31,154,813	112,108,700	8,255,713	3,710,443
Total Investment Securities	2,528,677	1,916,981	31,154,813	162,101,014	8,255,713	3,710,443
Cash	359,997	—	—	—	—	—
Segregated cash balances with brokers for futures contracts	—	—	—	—	—	—
Segregated cash balances with custodian for swap agreements	3,631,066	1,414,558	19,087,000	8,704,000	1,562,000	1,263,000
Dividends and interest receivable	52	40	643	2,313	170	77
Receivable for investments sold	—	—	—	—	—	—
Due from counterparty	—	—	—	—	—	—
Receivable for capital shares issued	—	—	—	—	—	—
Receivable from Advisor	525	2,124	—	—	—	2,741
Reclaims receivable	—	—	—	—	—	—
Receivable for variation margin on futures contracts	—	—	—	—	—	—
Unrealized appreciation on non-exchange traded swap agreements	1,579,056	233,009	—	3,099,497	8,814	—
Prepaid expenses	2,317	213	551	2,319	313	238
Total Assets	8,101,690	3,566,925	50,243,007	173,909,143	9,827,010	4,976,499
LIABILITIES:
Cash overdraft	—	2	36	128	9	4
Payable for investments purchased	—	—	—	—	—	—
Payable for capital shares redeemed	—	—	—	—	—	—
Advisory fees payable	—	—	20,586	113,628	—	—
Management Services fees payable	—	—	2,800	14,134	670	—
Custodian fees payable	90	26	496	1,730	100	51
Administration fees payable	5,940	5,091	5,108	16,488	5,092	5,091
Trustee fees payable	57	20	290	1,455	81	36
Compliance services fees payable	50	17	256	1,272	71	31
Listing, Data and related fees payable	1,128	689	2,966	14,640	1,536	346
Professional fees payable	9,047	10,649	9,966	12,407	9,878	9,030
Payable for variation margin on futures contracts	—	—	—	—	—	—
Unrealized depreciation on non-exchange traded swap agreements	990,232	1,339,551	17,539,546	14,701,278	579,991	1,206,960
Other liabilities	1,088	581	6,441	11,645	1,600	1,015
Total Liabilities	1,007,632	1,356,626	17,588,491	14,888,805	599,028	1,222,564
NET ASSETS	$7,094,058	$2,210,299	$32,654,516	$159,020,338	$9,227,982	$3,753,935
NET ASSETS CONSIST OF:
Paid in Capital	$6,930,292	$8,948,430	$197,601,363	$451,592,408	$20,793,798	$101,052,551
Accumulated undistributed net investment income (loss)	(31,352)	(22,936)	(654,100)	(2,231,681)	(103,880)	(61,340)
Accumulated net realized gains (losses) on investments	(393,706)	(5,608,653)	(146,753,201)	(278,737,825)	(10,890,759)	(96,030,316)
Net unrealized appreciation (depreciation) on:
Investments	—	—	—	(783)	—	—
Futures contracts	—	—	—	—	—	—
Non-exchange traded swap agreements	588,824	(1,106,542)	(17,539,546)	(11,601,781)	(571,177)	(1,206,960)
NET ASSETS	$7,094,058	$2,210,299	$32,654,516	$159,020,338	$9,227,982	$3,753,935
Shares (unlimited number of shares authorized, no par value)	400,001	143,723	1,175,000	7,550,000	400,000	137,428
Net Asset Value	$17.74	$15.38	$27.79	$21.06	$23.07	$27.32

See accompanying notes to the financial statements.

184 :: MAY 31, 2017 :: STATEMENTS OF ASSETS AND LIABILITIES PROSHARES TRUST

	UltraShort MSCI Emerging Markets	UltraShort FTSE Europe	UltraShort MSCI Brazil Capped	UltraShort FTSE China 50	UltraShort MSCI Japan	UltraShort MSCI Mexico Capped IMI
ASSETS:
Securities and Repurchase Agreements, at cost	$35,202,243	$26,474,514	$30,062,291	$31,572,112	$7,728,791	$947,822
Securities, at value	19,931,740	—	19,983,081	—	—	—
Repurchase Agreements, at value	15,263,213	26,474,514	10,079,628	31,572,112	7,728,791	947,822
Total Investment Securities	35,194,953	26,474,514	30,062,709	31,572,112	7,728,791	947,822
Cash	—	—	—	—	—	—
Segregated cash balances with brokers for futures contracts	—	—	—	—	—	—
Segregated cash balances with custodian for swap agreements	6,055,000	20,319,000	22,235,000	20,739,999	7,931,006	971,000
Dividends and interest receivable	315	546	208	651	159	20
Receivable for investments sold	—	—	—	—	—	—
Due from counterparty	—	—	—	—	—	—
Receivable for capital shares issued	—	—	—	—	—	—
Receivable from Advisor	—	—	—	—	—	5,472
Reclaims receivable	—	—	—	—	—	—
Receivable for variation margin on futures contracts	—	—	—	—	—	—
Unrealized appreciation on non-exchange traded swap agreements	508,691	—	—	—	—	—
Prepaid expenses	629	672	673	763	327	213
Total Assets	41,759,588	46,794,732	52,298,590	52,313,525	15,660,283	1,924,527
LIABILITIES:
Cash overdraft	16	30	12	32	9	1
Payable for investments purchased	—	—	—	—	—	—
Payable for capital shares redeemed	—	—	—	—	—	—
Advisory fees payable	16,227	15,460	17,044	22,019	2,130	—
Management Services fees payable	2,825	2,861	3,190	3,943	900	—
Custodian fees payable	405	431	365	417	106	23
Administration fees payable	5,216	5,168	5,441	6,335	5,091	5,091
Trustee fees payable	294	319	330	383	96	8
Compliance services fees payable	257	278	287	334	84	7
Listing, Data and related fees payable	2,933	1,800	3,095	7,456	920	107
Professional fees payable	10,028	10,849	9,249	10,114	9,078	9,822
Payable for variation margin on futures contracts	—	—	—	—	—	—
Unrealized depreciation on non-exchange traded swap agreements	9,554,512	14,498,479	21,548,106	8,455,480	5,271,270	948,569
Other liabilities	5,930	5,385	4,872	8,872	1,610	503
Total Liabilities	9,598,643	14,541,060	21,591,991	8,515,385	5,291,294	964,131
NET ASSETS	$32,160,945	$32,253,672	$30,706,599	$43,798,140	$10,368,989	$960,396
NET ASSETS CONSIST OF:
Paid in Capital	$769,633,314	$277,420,661	$85,612,306	$829,477,365	$45,866,529	$15,131,310
Accumulated undistributed net investment income (loss)	(416,732)	(427,230)	(325,212)	(503,543)	(132,747)	(12,075)
Accumulated net realized gains (losses) on investments	(728,002,526)	(230,241,280)	(33,032,807)	(776,720,202)	(30,093,523)	(13,210,270)
Net unrealized appreciation (depreciation) on:
Investments	(7,290)	—	418	—	—	—
Futures contracts	—	—	—	—	—	—
Non-exchange traded swap agreements	(9,045,821)	(14,498,479)	(21,548,106)	(8,455,480)	(5,271,270)	(948,569)
NET ASSETS	$32,160,945	$32,253,672	$30,706,599	$43,798,140	$10,368,989	$960,396
Shares (unlimited number of shares authorized, no par value)	2,769,744	887,119	2,249,902	1,760,525	299,913	49,986
Net Asset Value	$11.61	$36.36	$13.65	$24.88	$34.57	$19.21

See accompanying notes to the financial statements.

PROSHARES TRUST STATEMENTS OF ASSETS AND LIABILITIES :: MAY 31, 2017 :: 185

	Short 7-10 Year Treasury	Short 20+ Year Treasury	Short High Yield	UltraShort 3-7 Year Treasury	UltraShort 7-10 Year Treasury	UltraShort 20+ Year Treasury
ASSETS:
Securities and Repurchase Agreements, at cost	$39,826,074	$676,090,410	$117,820,792	$2,496,648	$121,160,048	$2,201,812,450
Securities, at value	29,952,570	547,228,709	39,966,163	—	39,993,809	1,937,740,574
Repurchase Agreements, at value	9,866,814	128,805,697	77,855,465	2,496,648	81,165,493	263,918,095
Total Investment Securities	39,819,384	676,034,406	117,821,628	2,496,648	121,159,302	2,201,658,669
Cash	—	—	—	—	—	—
Segregated cash balances with brokers for futures contracts	7,150	154,000	—	—	25,740	504,350
Segregated cash balances with custodian for swap agreements	1,239,000	1,572,610	45,885,000	129,809	501,766	237,532
Dividends and interest receivable	204	2,657	1,606	52	1,674	5,444
Receivable for investments sold	—	—	—	—	—	—
Due from counterparty	—	—	—	—	—	—
Receivable for capital shares issued	—	—	—	—	—	5,507,195
Receivable from Advisor	—	—	—	4,054	—	—
Reclaims receivable	—	—	—	—	—	—
Receivable for variation margin on futures contracts	—	—	—	—	—	—
Unrealized appreciation on non-exchange traded swap agreements	300,709	15,814,269	—	25,766	4,318,097	25,575,767
Prepaid expenses	737	10,756	1,546	221	1,902	29,892
Total Assets	41,367,184	693,588,698	163,709,780	2,656,550	126,008,481	2,233,518,849
LIABILITIES:
Cash overdraft	11	379	89	3	93	415
Payable for investments purchased	—	—	—	—	—	—
Payable for capital shares redeemed	701,968	1,136,743	—	—	—	1,835,732
Advisory fees payable	22,696	450,442	72,091	—	81,518	1,370,462
Management Services fees payable	3,487	60,059	9,335	—	10,827	182,727
Custodian fees payable	662	6,820	1,234	35	1,542	18,768
Administration fees payable	5,706	24,459	9,661	5,091	10,382	38,289
Trustee fees payable	344	6,286	832	22	1,060	17,382
Compliance services fees payable	299	5,460	729	19	923	15,113
Listing, Data and related fees payable	1,628	35,738	13,016	128	6,561	104,576
Professional fees payable	9,302	16,203	9,474	9,837	12,209	25,615
Payable for variation margin on futures contracts	1,994	20,000	—	—	6,404	65,501
Unrealized depreciation on non-exchange traded swap agreements	605,251	16,545,719	40,964,794	—	592,264	175,828,068
Other liabilities	1,660	29,927	10,294	476	5,817	77,839
Total Liabilities	1,355,008	18,338,235	41,091,549	15,611	729,600	179,580,487
NET ASSETS	$40,012,176	$675,250,463	$122,618,231	$2,640,939	$125,278,881	$2,053,938,362
NET ASSETS CONSIST OF:
Paid in Capital	$50,710,089	$1,422,915,513	$173,151,494	$4,089,471	$439,549,431	$8,384,313,904
Accumulated undistributed net investment income (loss)	(259,751)	(5,465,870)	(1,556,789)	(23,396)	(1,239,695)	(15,666,056)
Accumulated net realized gains (losses) on investments	(10,126,360)	(741,391,388)	(8,012,516)	(1,450,902)	(316,753,806)	(6,164,236,796)
Net unrealized appreciation (depreciation) on:
Investments	(6,690)	(56,004)	836	—	(746)	(153,781)
Futures contracts	(570)	(20,338)	—	—	(2,136)	(66,608)
Non-exchange traded swap agreements	(304,542)	(731,450)	(40,964,794)	25,766	3,725,833	(150,252,301)
NET ASSETS	$40,012,176	$675,250,463	$122,618,231	$2,640,939	$125,278,881	$2,053,938,362
Shares (unlimited number of shares authorized, no par value)	1,425,000	29,850,000	5,200,000	100,000	5,900,000	56,506,929
Net Asset Value	$28.08	$22.62	$23.58	$26.41	$21.23	$36.35

See accompanying notes to the financial statements.

186 :: MAY 31, 2017 :: STATEMENTS OF ASSETS AND LIABILITIES PROSHARES TRUST

	UltraShort TIPS	UltraPro Short 20+ Year Treasury	Ultra S&P500®	Ultra QQQ®	Ultra Dow30SM	Ultra MidCap400
ASSETS:
Securities and Repurchase Agreements, at cost	$1,074,161	$77,246,195	$1,450,954,344	$883,083,208	$245,029,421	$93,792,044
Securities, at value	—	—	1,299,734,041	908,006,586	224,314,023	86,357,302
Repurchase Agreements, at value	1,074,161	77,246,195	153,148,433	97,668,337	41,672,598	6,709,933
Total Investment Securities	1,074,161	77,246,195	1,452,882,474	1,005,674,923	265,986,621	93,067,235
Cash	—	—	—	—	62	283
Segregated cash balances with brokers for futures contracts	—	34,650	3,779,820	3,560,700	470,250	206,360
Segregated cash balances with custodian for swap agreements	296,664	7,453,539	37,912,980	5,013,277	2,722,107	1,250,377
Dividends and interest receivable	22	1,593	2,842,075	1,145,804	836,763	94,818
Receivable for investments sold	—	—	13,329,697	—	—	12,699
Due from counterparty	—	—	—	—	—	—
Receivable for capital shares issued	—	—	—	—	—	—
Receivable from Advisor	5,924	—	—	—	—	—
Reclaims receivable	—	—	—	—	—	—
Receivable for variation margin on futures contracts	—	—	35,256	100,500	18,345	—
Unrealized appreciation on non-exchange traded swap agreements	—	4,729,201	364,903,961	263,396,352	43,677,170	20,113,517
Prepaid expenses	204	1,532	25,828	15,021	4,620	2,467
Total Assets	1,376,975	89,466,710	1,875,712,091	1,278,906,577	313,715,938	114,747,756
LIABILITIES:
Cash overdraft	1	93	738	147	—	—
Payable for investments purchased	—	—	—	20,024,882	—	176,310
Payable for capital shares redeemed	—	—	13,330,274	—	—	—
Advisory fees payable	—	56,194	1,195,874	729,062	199,720	58,443
Management Services fees payable	—	7,626	159,449	101,294	27,164	9,711
Custodian fees payable	16	1,140	55,186	11,944	3,395	8,786
Administration fees payable	5,091	8,908	44,497	38,272	23,297	15,326
Trustee fees payable	10	758	15,365	8,857	2,669	988
Compliance services fees payable	9	658	13,345	7,692	2,317	861
Listing, Data and related fees payable	197	4,420	—	190,454	42,121	—
Professional fees payable	10,641	9,569	21,529	16,478	11,196	12,108
Payable for variation margin on futures contracts	—	4,501	—	—	—	839
Unrealized depreciation on non-exchange traded swap agreements	130,095	5,010,549	—	—	—	726,208
Other liabilities	414	3,417	43,666	25,536	13,423	10,326
Total Liabilities	146,474	5,107,833	14,879,923	21,154,618	325,302	1,019,906
NET ASSETS	$1,230,501	$84,358,877	$1,860,832,168	$1,257,751,959	$313,390,636	$113,727,850
NET ASSETS CONSIST OF:
Paid in Capital	$2,534,350	$188,980,331	$1,341,448,232	$805,444,956	$333,042,203	$261,275,960
Accumulated undistributed net investment income (loss)	(11,741)	(736,585)	4,465,640	1,077,582	533,067	(85,504)
Accumulated net realized gains (losses) on investments	(1,162,013)	(103,598,945)	146,632,224	61,074,523	(85,045,966)	(166,163,817)
Net unrealized appreciation (depreciation) on:
Investments	—	—	1,928,130	122,591,715	20,957,200	(724,809)
Futures contracts	—	(4,576)	1,453,981	4,166,831	226,962	38,711
Non-exchange traded swap agreements	(130,095)	(281,348)	364,903,961	263,396,352	43,677,170	19,387,309
NET ASSETS	$1,230,501	$84,358,877	$1,860,832,168	$1,257,751,959	$313,390,636	$113,727,850
Shares (unlimited number of shares authorized, no par value)	50,000	3,074,917	21,000,000	20,700,000	3,300,000	1,125,000
Net Asset Value	$24.61	$27.43	$88.61	$60.76	$94.97	$101.09

See accompanying notes to the financial statements.

PROSHARES TRUST STATEMENTS OF ASSETS AND LIABILITIES :: MAY 31, 2017 :: 187

	Ultra Russell2000	Ultra SmallCap600	UltraPro S&P500®	UltraPro QQQ®	UltraPro Dow30SM	UltraPro MidCap400
ASSETS:
Securities and Repurchase Agreements, at cost	$134,826,740	$17,839,134	$270,501,947	$816,905,358	$43,993,620	$16,986,601
Securities, at value	121,635,407	11,722,762	240,861,544	825,217,926	41,269,903	17,747,925
Repurchase Agreements, at value	12,881,590	4,571,081	30,842,497	45,992,653	1,625,334	102,389
Total Investment Securities	134,516,997	16,293,843	271,704,041	871,210,579	42,895,237	17,850,314
Cash	—	—	—	1,271	14	—
Segregated cash balances with brokers for futures contracts	224,450	—	2,317,480	6,988,410	276,375	110,550
Segregated cash balances with custodian for swap agreements	1,491,118	507,438	95,903,509	10,942,328	22,711,391	1,013,903
Dividends and interest receivable	101,391	12,809	533,598	964,718	230,982	21,241
Receivable for investments sold	5,864,369	—	—	15,598,048	—	2,194,317
Due from counterparty	—	—	—	—	—	—
Receivable for capital shares issued	—	—	—	—	—	—
Receivable from Advisor	—	—	—	—	—	—
Reclaims receivable	—	—	—	—	—	—
Receivable for variation margin on futures contracts	7,231	—	72,999	454,856	38,920	—
Unrealized appreciation on non-exchange traded swap agreements	22,351,922	6,963,053	510,666,120	893,454,988	100,653,577	17,816,073
Prepaid expenses	2,691	2,153	14,277	19,482	3,145	2,457
Total Assets	164,560,169	23,779,296	881,212,024	1,799,634,680	166,809,641	39,008,855
LIABILITIES:
Cash overdraft	1,766	10	391	—	—	93
Payable for investments purchased	92,144	9,466	—	10,013,908	—	36,237
Payable for capital shares redeemed	5,656,481	—	—	15,919,640	—	2,181,734
Advisory fees payable	13,084	16,385	562,725	998,822	110,173	20,643
Management Services fees payable	12,936	2,098	74,332	137,231	16,189	3,313
Custodian fees payable	57,128	5,205	27,069	17,878	2,363	3,887
Administration fees payable	18,710	10,670	39,989	41,191	24,278	10,555
Trustee fees payable	1,233	192	7,071	11,017	1,817	305
Compliance services fees payable	1,073	166	6,142	9,573	1,576	265
Listing, Data and related fees payable	73,508	—	—	249,183	27,636	—
Professional fees payable	9,763	9,155	14,966	18,620	10,566	10,074
Payable for variation margin on futures contracts	—	—	—	—	—	448
Unrealized depreciation on non-exchange traded swap agreements	453,175	—	—	—	—	—
Other liabilities	11,908	1,486	17,605	29,496	8,698	1,838
Total Liabilities	6,402,909	54,833	750,290	27,446,559	203,296	2,269,392
NET ASSETS	$158,157,260	$23,724,463	$880,461,734	$1,772,188,121	$166,606,345	$36,739,463
NET ASSETS CONSIST OF:
Paid in Capital	$327,356,814	$16,635,544	$347,332,632	$521,361,427	$49,075,340	$16,762,513
Accumulated undistributed net investment income (loss)	987,991	28,610	(1,035,976)	(2,826,809)	(1,229)	(28,913)
Accumulated net realized gains (losses) on investments	(191,789,322)	1,642,547	21,100,843	298,788,384	17,915,647	1,299,350
Net unrealized appreciation (depreciation) on:
Investments	(309,743)	(1,545,291)	1,202,094	54,305,221	(1,098,383)	863,713
Futures contracts	12,773	—	1,196,021	7,104,910	61,393	26,727
Non-exchange traded swap agreements	21,898,747	6,963,053	510,666,120	893,454,988	100,653,577	17,816,073
NET ASSETS	$158,157,260	$23,724,463	$880,461,734	$1,772,188,121	$166,606,345	$36,739,463
Shares (unlimited number of shares authorized, no par value)	2,800,000	300,000	8,600,000	16,700,000	2,900,000	425,000
Net Asset Value	$56.48	$79.08	$102.38	$106.12	$57.45	$86.45
See accompanying notes to the financial statements.

188 :: MAY 31, 2017 :: STATEMENTS OF ASSETS AND LIABILITIES PROSHARES TRUST

	UltraPro Russell2000	Ultra Basic Materials	Ultra Nasdaq Biotechnology	Ultra Consumer Goods	Ultra Consumer Services	Ultra Financials
ASSETS:
Securities and Repurchase Agreements, at cost	$78,509,026	$38,212,095	$445,116,607	$9,583,503	$15,244,826	$572,548,462
Securities, at value	65,198,082	37,509,469	273,841,311	9,404,150	14,638,111	648,224,808
Repurchase Agreements, at value	6,690,368	899,686	114,987,756	596,435	374,064	31,656,126
Total Investment Securities	71,888,450	38,409,155	388,829,067	10,000,585	15,012,175	679,880,934
Cash	8,266	—	—	1	—	—
Segregated cash balances with brokers for futures contracts	6,700	—	—	—	—	—
Segregated cash balances with custodian for swap agreements	2,050,636	2,600,884	3,708,235	461,422	422,591	7,717,924
Dividends and interest receivable	47,965	45,224	165,041	14,983	20,281	852,891
Receivable for investments sold	18,453,530	—	—	—	1,058	48,396
Due from counterparty	—	131,828	—	3,065	—	—
Receivable for capital shares issued	—	—	—	—	—	—
Receivable from Advisor	47,404	—	—	—	—	—
Reclaims receivable	—	—	—	—	—	—
Receivable for variation margin on futures contracts	—	—	—	—	—	—
Unrealized appreciation on non-exchange traded swap agreements	40,563,438	14,149,104	7,195,911	3,130,822	5,757,132	113,717,002
Prepaid expenses	2,068	1,050	6,576	352	469	11,390
Total Assets	133,068,457	55,337,245	399,904,830	13,611,230	21,213,706	802,228,537
LIABILITIES:
Cash overdraft	—	13,212	675	—	69	1,933
Payable for investments purchased	761,689	—	—	—	—	480,520
Payable for capital shares redeemed	18,368,935	—	2,320,297	—	—	4,750,848
Advisory fees payable	—	27,075	211,619	22	1,496	517,666
Management Services fees payable	—	4,768	31,009	1,101	—	67,184
Custodian fees payable	95,014	958	11,854	1,791	2,004	11,122
Administration fees payable	17,798	12,475	22,500	10,397	10,452	33,164
Trustee fees payable	1,002	482	3,214	106	174	6,520
Compliance services fees payable	869	419	2,798	92	152	5,664
Listing, Data and related fees payable	51,367	8,303	62,545	1,802	2,842	113,340
Professional fees payable	9,733	10,197	13,028	9,092	10,770	14,053
Payable for variation margin on futures contracts	80	—	—	—	—	—
Unrealized depreciation on non-exchange traded swap agreements	413,080	77,961	55,154,080	—	—	24,725,323
Other liabilities	4,643	5,155	31,142	1,260	1,733	36,525
Total Liabilities	19,724,210	161,005	57,864,761	25,663	29,692	30,763,862
NET ASSETS	$113,344,247	$55,176,240	$342,040,069	$13,585,567	$21,184,014	$771,464,675
NET ASSETS CONSIST OF:
Paid in Capital	$36,625,832	$42,450,095	$480,837,105	$9,397,418	$14,360,129	$2,015,897,507
Accumulated undistributed net investment income (loss)	(156,770)	147,777	(3,080,507)	37,367	18,147	1,829,952
Accumulated net realized gains (losses) on investments	43,342,901	(1,689,835)	(31,470,820)	602,878	1,281,257	(1,442,586,935)
Net unrealized appreciation (depreciation) on:
Investments	(6,620,576)	197,060	(56,287,540)	417,082	(232,651)	107,332,472
Futures contracts	2,502	—	—	—	—	—
Non-exchange traded swap agreements	40,150,358	14,071,143	(47,958,169)	3,130,822	5,757,132	88,991,679
NET ASSETS	$113,344,247	$55,176,240	$342,040,069	$13,585,567	$21,184,014	$771,464,675
Shares (unlimited number of shares authorized, no par value)	1,900,000	1,000,000	7,500,000	300,000	300,000	8,119,250
Net Asset Value	$59.65	$55.18	$45.61	$45.29	$70.61	$95.02

See accompanying notes to the financial statements.

PROSHARES TRUST STATEMENTS OF ASSETS AND LIABILITIES :: MAY 31, 2017 :: 189

	Ultra Gold Miners	Ultra Junior Miners	Ultra Health Care	Ultra Industrials	Ultra Oil & Gas	Ultra Oil & Gas Exploration & Production
ASSETS:
Securities and Repurchase Agreements, at cost	$12,792,381	$7,036,791	$64,228,643	$14,989,860	$162,988,775	$1,255,821
Securities, at value	6,129,545	3,917,372	59,236,680	13,642,717	119,481,896	929,707
Repurchase Agreements, at value	5,595,392	1,102,064	2,904,038	1,688,463	9,460,429	279,717
Total Investment Securities	11,724,937	5,019,436	62,140,718	15,331,180	128,942,325	1,209,424
Cash	—	—	—	—	—	—
Segregated cash balances with brokers for futures contracts	—	—	—	—	—	—
Segregated cash balances with custodian for swap agreements	3,654,665	2,907,419	571,517	625,901	2,561,127	121,280
Dividends and interest receivable	115	23	122,560	30,757	646,130	1,791
Receivable for investments sold	—	—	1,820,618	—	—	—
Due from counterparty	—	—	—	—	153,351	—
Receivable for capital shares issued	—	—	—	—	—	—
Receivable from Advisor	—	7,980	—	—	—	5,539
Reclaims receivable	—	—	—	—	—	—
Receivable for variation margin on futures contracts	—	—	—	—	—	—
Unrealized appreciation on non-exchange traded swap agreements	—	—	19,300,687	5,289,927	6,263,102	1,614
Prepaid expenses	365	276	1,322	496	2,160	209
Total Assets	15,380,082	7,935,134	83,957,422	21,278,261	138,568,195	1,339,857
LIABILITIES:
Cash overdraft	6	46	2,128	18	11	—
Payable for investments purchased	—	—	—	—	—	—
Payable for capital shares redeemed	—	—	1,822,882	—	—	—
Advisory fees payable	81	—	49,888	6,995	73,904	—
Management Services fees payable	1,108	—	7,115	1,858	11,617	—
Custodian fees payable	122	77	2,327	2,260	3,947	164
Administration fees payable	10,335	10,335	14,729	10,451	17,901	10,399
Trustee fees payable	124	55	684	182	1,231	11
Compliance services fees payable	107	48	595	158	1,071	10
Listing, Data and related fees payable	879	15,875	11,131	3,071	20,661	481
Professional fees payable	9,102	9,045	10,390	9,966	13,131	9,013
Payable for variation margin on futures contracts	—	—	—	—	—	—
Unrealized depreciation on non-exchange traded swap agreements	2,984,618	3,142,420	—	—	10,491,411	255,870
Other liabilities	1,617	747	5,988	1,797	17,813	482
Total Liabilities	3,008,099	3,178,648	1,927,857	36,756	10,652,698	276,430
NET ASSETS	$12,371,983	$4,756,486	$82,029,565	$21,241,505	$127,915,497	$1,063,427
NET ASSETS CONSIST OF:
Paid in Capital	$16,402,712	$9,680,578	$52,169,939	$13,426,462	$205,998,515	$2,872,718
Accumulated undistributed net investment income (loss)	(118,327)	106,950	(866,525)	34,295	1,013,754	255
Accumulated net realized gains (losses) on investments	139,660	128,733	13,513,389	2,149,501	(40,822,013)	(1,508,893)
Net unrealized appreciation (depreciation) on:
Investments	(1,067,444)	(2,017,355)	(2,087,925)	341,320	(34,046,450)	(46,397)
Futures contracts	—	—	—	—	—	—
Non-exchange traded swap agreements	(2,984,618)	(3,142,420)	19,300,687	5,289,927	(4,228,309)	(254,256)
NET ASSETS	$12,371,983	$4,756,486	$82,029,565	$21,241,505	$127,915,497	$1,063,427
Shares (unlimited number of shares authorized, no par value)	299,969	99,987	1,125,000	375,000	3,975,000	49,995
Net Asset Value	$41.24	$47.57	$72.92	$56.64	$32.18	$21.27

See accompanying notes to the financial statements.

190 :: MAY 31, 2017 :: STATEMENTS OF ASSETS AND LIABILITIES PROSHARES TRUST

	Ultra Real Estate	Ultra S&P Regional Banking	Ultra Semiconductors	Ultra Technology	Ultra Telecommunications	Ultra Utilities
ASSETS:
Securities and Repurchase Agreements, at cost	$130,274,902	$11,417,120	$29,143,001	$152,117,970	$4,498,788	$11,730,676
Securities, at value	114,042,073	9,733,359	30,086,808	161,742,288	3,920,290	11,527,467
Repurchase Agreements, at value	4,660,386	1,519,018	5,262,629	2,578,341	575,572	599,654
Total Investment Securities	118,702,459	11,252,377	35,349,437	164,320,629	4,495,862	12,127,121
Cash	—	—	—	—	—	13
Segregated cash balances with brokers for futures contracts	—	—	—	—	—	—
Segregated cash balances with custodian for swap agreements	3,848,371	53,327	227,277	3,335,200	124,771	832,378
Dividends and interest receivable	68,892	12,570	90,186	214,497	885	61,019
Receivable for investments sold	6,093,250	—	—	—	—	—
Due from counterparty	—	—	—	—	—	6,022
Receivable for capital shares issued	—	—	2,250,169	6,974,332	—	—
Receivable from Advisor	—	181	—	—	6,920	264
Reclaims receivable	—	—	—	—	—	—
Receivable for variation margin on futures contracts	—	—	—	—	—	—
Unrealized appreciation on non-exchange traded swap agreements	44,843,295	1,259,101	9,376,021	61,644,661	815,166	2,561,396
Prepaid expenses	2,519	346	704	2,291	275	357
Total Assets	173,558,786	12,577,902	47,293,794	236,491,610	5,443,879	15,588,570
LIABILITIES:
Cash overdraft	6	1	6	142	1	—
Payable for investments purchased	—	—	2,239,084	6,887,531	—	—
Payable for capital shares redeemed	6,106,964	—	—	—	—	—
Advisory fees payable	104,740	—	18,249	119,423	—	—
Management Services fees payable	14,996	—	3,368	16,383	—	—
Custodian fees payable	4,865	699	713	3,391	352	1,311
Administration fees payable	19,849	10,385	10,418	19,415	10,357	10,362
Trustee fees payable	1,543	87	298	1,236	58	111
Compliance services fees payable	1,343	76	259	1,073	51	97
Listing, Data and related fees payable	25,252	2,041	5,138	21,714	1,238	1,846
Professional fees payable	10,198	9,887	9,251	10,905	10,670	10,722
Payable for variation margin on futures contracts	—	—	—	—	—	—
Unrealized depreciation on non-exchange traded swap agreements	—	480,657	—	—	149,656	—
Other liabilities	11,024	1,304	3,933	7,903	2,238	2,026
Total Liabilities	6,300,780	505,137	2,290,717	7,089,116	174,621	26,475
NET ASSETS	$167,258,006	$12,072,765	$45,003,077	$229,402,494	$5,269,258	$15,562,095
NET ASSETS CONSIST OF:
Paid in Capital	$91,105,611	$11,938,741	$25,995,172	$135,516,668	$4,995,985	$15,573,875
Accumulated undistributed net investment income (loss)	3,689,734	14,561	121,972	101,225	89,882	81,460
Accumulated net realized gains (losses) on investments	39,191,809	(494,238)	3,303,476	19,937,281	(479,193)	(3,051,081)
Net unrealized appreciation (depreciation) on:
Investments	(11,572,443)	(164,743)	6,206,436	12,202,659	(2,926)	396,445
Futures contracts	—	—	—	—	—	—
Non-exchange traded swap agreements	44,843,295	778,444	9,376,021	61,644,661	665,510	2,561,396
NET ASSETS	$167,258,006	$12,072,765	$45,003,077	$229,402,494	$5,269,258	$15,562,095
Shares (unlimited number of shares authorized, no par value)	2,758,744	175,000	500,000	3,300,000	100,000	325,000
Net Asset Value	$60.63	$68.99	$90.01	$69.52	$52.69	$47.88

See accompanying notes to the financial statements.

PROSHARES TRUST STATEMENTS OF ASSETS AND LIABILITIES :: MAY 31, 2017 :: 191

	UltraPro Nasdaq Biotechnology	UltraPro Financial Select Sector	Ultra MSCI EAFE	Ultra MSCI Emerging Markets	Ultra FTSE Europe	Ultra MSCI Brazil Capped
ASSETS:
Securities and Repurchase Agreements, at cost	$41,147,254	$16,155,483	$5,820,127	$16,306,137	$7,656,887	$9,884,956
Securities, at value	30,992,784	13,883,938	—	—	—	—
Repurchase Agreements, at value	6,215,183	2,301,285	5,820,127	16,306,137	7,656,887	9,884,956
Total Investment Securities	37,207,967	16,185,223	5,820,127	16,306,137	7,656,887	9,884,956
Cash	—	—	—	—	—	—
Segregated cash balances with brokers for futures contracts	—	—	—	—	—	—
Segregated cash balances with custodian for swap agreements	4,280,038	837,101	2,586,000	10,359,460	2,204,600	8,473,000
Dividends and interest receivable	18,376	25,915	120	336	158	204
Receivable for investments sold	—	2,122,521	—	—	—	—
Due from counterparty	—	—	—	—	—	—
Receivable for capital shares issued	—	—	—	—	—	2,961,751
Receivable from Advisor	—	—	—	—	—	—
Reclaims receivable	—	—	—	—	—	—
Receivable for variation margin on futures contracts	—	—	—	—	—	—
Unrealized appreciation on non-exchange traded swap agreements	6,789	5,836,366	2,925,205	3,838,571	2,945,144	1,177,386
Prepaid expenses	2,610	568	320	520	318	458
Total Assets	41,515,780	25,007,694	11,331,772	30,505,024	12,807,107	22,497,755
LIABILITIES:
Cash overdraft	8	123	7	19	9	11
Payable for investments purchased	—	492,959	—	—	—	—
Payable for capital shares redeemed	—	1,614,580	—	—	—	—
Advisory fees payable	15,424	6,301	2,057	11,393	2,188	5,273
Management Services fees payable	3,132	2,051	945	2,383	1,058	1,541
Custodian fees payable	3,487	844	90	226	88	208
Administration fees payable	7,072	10,362	3,950	5,093	5,092	5,092
Trustee fees payable	316	201	100	201	89	147
Compliance services fees payable	275	174	90	175	77	128
Listing, Data and related fees payable	6,216	9,653	902	2,154	591	1,543
Professional fees payable	9,254	10,804	10,714	12,418	10,708	10,741
Payable for variation margin on futures contracts	—	—	—	—	—	—
Unrealized depreciation on non-exchange traded swap agreements	7,307,729	1,273,121	—	485,976	28,449	3,720,200
Other liabilities	4,455	936	1,176	2,821	1,188	2,005
Total Liabilities	7,357,368	3,422,109	20,031	522,859	49,537	3,746,889
NET ASSETS	$34,158,412	$21,585,585	$11,311,741	$29,982,165	$12,757,570	$18,750,866
NET ASSETS CONSIST OF:
Paid in Capital	$72,799,700	$15,450,340	$18,904,446	$36,444,901	$11,679,697	$30,935,208
Accumulated undistributed net investment income (loss)	(266,016)	26,444	(279,443)	(229,656)	(121,280)	(191,962)
Accumulated net realized gains (losses) on investments	(27,135,045)	1,515,816	(10,238,467)	(9,585,675)	(1,717,542)	(9,449,566)
Net unrealized appreciation (depreciation) on:
Investments	(3,939,287)	29,740	—	—	—	—
Futures contracts	—	—	—	—	—	—
Non-exchange traded swap agreements	(7,300,940)	4,563,245	2,925,205	3,352,595	2,916,695	(2,542,814)
NET ASSETS	$34,158,412	$21,585,585	$11,311,741	$29,982,165	$12,757,570	$18,750,866
Shares (unlimited number of shares authorized, no par value)	1,349,915	350,004	100,000	425,000	250,000	316,557
Net Asset Value	$25.30	$61.67	$113.12	$70.55	$51.03	$59.23

See accompanying notes to the financial statements.

192 :: MAY 31, 2017 :: STATEMENTS OF ASSETS AND LIABILITIES PROSHARES TRUST

	Ultra FTSE China 50	Ultra MSCI Japan	Ultra MSCI Mexico Capped IMI	Ultra 7-10 Year Treasury	Ultra 20+ Year Treasury	Ultra High Yield
ASSETS:
Securities and Repurchase Agreements, at cost	$25,802,399	$4,298,727	$5,430,383	$38,676,324	$48,316,940	$2,468,515
Securities, at value	—	—	—	36,458,017	37,125,233	2,408,000
Repurchase Agreements, at value	25,802,399	4,298,727	5,430,383	2,744,971	8,428,036	98,090
Total Investment Securities	25,802,399	4,298,727	5,430,383	39,202,988	45,553,269	2,506,090
Cash	—	5	—	—	—	6
Segregated cash balances with brokers for futures contracts	—	—	—	17,160	53,900	—
Segregated cash balances with custodian for swap agreements	13,333,001	4,328,000	2,377,000	807,505	3,966,536	492,000
Dividends and interest receivable	532	89	112	138,150	190,591	2
Receivable for investments sold	—	—	—	2,971,509	312,665	—
Due from counterparty	—	—	—	—	—	—
Receivable for capital shares issued	—	—	1,240,783	—	—	—
Receivable from Advisor	—	—	614	—	—	10,404
Reclaims receivable	—	—	—	—	—	—
Receivable for variation margin on futures contracts	—	—	—	1,688	7,000	—
Unrealized appreciation on non-exchange traded swap agreements	7,296,923	1,729,198	592,248	1,518,349	1,182,396	277,238
Prepaid expenses	584	316	317	861	757	230
Total Assets	46,433,439	10,356,335	9,641,457	44,658,210	51,267,114	3,285,970
LIABILITIES:
Cash overdraft	19	—	6	3	10	—
Payable for investments purchased	—	—	—	2,975,192	542,192	—
Payable for capital shares redeemed	—	—	—	—	—	—
Advisory fees payable	18,392	2,656	—	28,643	22,675	—
Management Services fees payable	3,415	944	—	4,555	3,973	—
Custodian fees payable	287	89	65	1,016	970	22
Administration fees payable	5,393	5,091	5,091	16,208	11,440	10,347
Trustee fees payable	296	78	78	589	395	26
Compliance services fees payable	257	68	68	512	344	23
Listing, Data and related fees payable	5,855	879	695	2,153	2,031	13,125
Professional fees payable	10,060	9,064	10,704	12,014	11,778	9,027
Payable for variation margin on futures contracts	—	—	—	—	—	—
Unrealized depreciation on non-exchange traded swap agreements	3,127,362	65,841	235,725	303,109	2,634,602	—
Other liabilities	3,232	910	793	3,217	2,161	490
Total Liabilities	3,174,568	85,620	253,225	3,347,211	3,232,571	33,060
NET ASSETS	$43,258,871	$10,270,715	$9,388,232	$41,310,999	$48,034,543	$3,252,910
NET ASSETS CONSIST OF:
Paid in Capital	$44,180,144	$5,214,510	$10,442,595	$170,795,418	$55,455,362	$3,185,773
Accumulated undistributed net investment income (loss)	(285,502)	(118,700)	(45,379)	115,174	119,070	14,038
Accumulated net realized gains (losses) on investments	(4,805,332)	3,511,548	(1,365,507)	(131,342,979)	(3,330,553)	(261,714)
Net unrealized appreciation (depreciation) on:
Investments	—	—	—	526,664	(2,763,671)	37,575
Futures contracts	—	—	—	1,482	6,541	—
Non-exchange traded swap agreements	4,169,561	1,663,357	356,523	1,215,240	(1,452,206)	277,238
NET ASSETS	$43,258,871	$10,270,715	$9,388,232	$41,310,999	$48,034,543	$3,252,910
Shares (unlimited number of shares authorized, no par value)	700,000	100,000	400,000	700,000	600,000	50,000
Net Asset Value	$61.80	$102.71	$23.47	$59.02	$80.06	$65.06

See accompanying notes to the financial statements.

PROSHARES TRUST STATEMENTS OF ASSETS AND LIABILITIES :: MAY 31, 2017 :: 193

STATEMENTS OF OPERATIONS

194 :: FOR THE PERIODS ENDED MAY 31, 2017 :: STATEMENTS OF OPERATIONS PROSHARES TRUST

	Short S&P500®	Short QQQ®	Short Dow30SM	Short MidCap400	Short Russell2000	Short SmallCap600
	Year Ended May 31, 2017	Year Ended May 31, 2017	Year Ended May 31, 2017	Year Ended May 31, 2017	Year Ended May 31, 2017	Year Ended May 31, 2017
INVESTMENT INCOME:
Dividends	$—	$—	$—	$—	$—	$—
Interest	9,682,997	1,443,403	1,294,824	80,148	1,816,560	56,487
Foreign withholding tax on income	—	—	—	—	—	—
Total Investment Income	9,682,997	1,443,403	1,294,824	80,148	1,816,560	56,487
EXPENSES:
Advisory fees (Note 4)	17,040,372	2,521,271	2,254,572	162,368	2,967,754	103,977
Management Services fees (Note 4)	2,272,022	336,165	300,606	21,649	395,696	13,863
Professional fees	78,658	31,336	30,682	18,807	32,981	18,585
Administration fees (Note 5)	236,609	111,014	104,697	39,120	120,569	39,114
Custodian fees (Note 6)	163,993	24,240	21,465	3,569	27,859	811
Printing and Shareholder reports	226,704	47,077	69,441	4,594	68,267	2,570
Listing, Data and related fees (Note 7)	10,489	341,580	125,410	8,420	381,832	8,420
Trustees fees (Note 8)	52,082	7,416	7,162	521	9,363	338
Compliance services fees (Note 4)	12,667	1,698	1,853	109	2,390	131
Recoupment of prior expenses waived and/or reimbursed by Advisor (Note 4)	—	—	—	—	—	—
Other fees	193,392	34,842	25,121	5,882	34,549	4,889
Total Gross Expenses before fees waived and/or reimbursed	20,286,988	3,456,639	2,941,009	265,039	4,041,260	192,698
LESS:
Expenses waived and/or reimbursed by Advisor (Note 4)	—	(259,476)	(81,759)	(59,090)	(277,829)	(60,876)
Total Net Expenses	20,286,988	3,197,163	2,859,250	205,949	3,763,431	131,822
Net Investment Income (Loss)	(10,603,991)	(1,753,760)	(1,564,426)	(125,801)	(1,946,871)	(75,335)
NET REALIZED GAIN (LOSS) ON:
Investments	164	6,254	41	147	(69)	—
Futures contracts	(23,064,113)	(4,491,439)	(3,321,330)	(378,224)	(5,605,526)	—
Non-exchange traded swap agreements	(239,387,182)	(57,160,053)	(25,332,035)	(1,308,811)	(62,122,139)	(195,746)
In-kind redemptions of investments	—	—	—	—	—	—
Foreign currency transactions	—	—	—	—	—	—
Net realized gain (loss)	(262,451,131)	(61,645,238)	(28,653,324)	(1,686,888)	(67,727,734)	(195,746)
CHANGE IN NET UNREALIZED APPRECIATION/DEPRECIATION ON:
Investments	(65,190)	6,253	(21,953)	—	(14,118)	—
Futures contracts	1,328,881	(298,199)	(127,996)	61,106	1,158,765	—
Non-exchange traded swap agreements	(80,155,710)	(18,000,409)	(27,426,354)	(2,120,540)	(24,065,799)	(1,959,938)
Change in net unrealized appreciation/depreciation	(78,892,019)	(18,292,355)	(27,576,303)	(2,059,434)	(22,921,152)	(1,959,938)
Net realized and unrealized gain (loss)	(341,343,150)	(79,937,593)	(56,229,627)	(3,746,322)	(90,648,886)	(2,155,684)
Change in Net Assets Resulting from Operations	$(351,947,141)	$(81,691,353)	$(57,794,053)	$(3,872,123)	$(92,595,757)	$(2,231,019)

See accompanying notes to the financial statements.

PROSHARES TRUST STATEMENTS OF OPERATIONS :: FOR THE PERIODS ENDED MAY 31, 2017 :: 195

	UltraShort S&P500®	UltraShort QQQ®	UltraShort Dow30SM	UltraShort MidCap400	UltraShort Russell2000	UltraShort SmallCap600
	Year Ended May 31, 2017	Year Ended May 31, 2017	Year Ended May 31, 2017	Year Ended May 31, 2017	Year Ended May 31, 2017	Year Ended May 31, 2017
INVESTMENT INCOME:
Dividends	$—	$—	$—	$—	$—	$—
Interest	8,377,451	1,643,411	1,153,196	25,062	904,748	10,817
Foreign withholding tax on income	—	—	—	—	—	—
Total Investment Income	8,377,451	1,643,411	1,153,196	25,062	904,748	10,817
EXPENSES:
Advisory fees (Note 4)	13,778,263	2,620,062	1,770,380	53,218	1,261,597	22,482
Management Services fees (Note 4)	1,837,079	349,337	236,048	7,096	168,211	2,997
Professional fees	64,697	33,405	27,397	19,224	22,468	17,501
Administration fees (Note 5)	219,538	112,916	92,265	39,113	75,454	39,112
Custodian fees (Note 6)	126,148	25,104	16,780	2,559	13,451	204
Printing and Shareholder reports	177,719	53,653	57,248	2,258	33,126	1,510
Listing, Data and related fees (Note 7)	12,558	354,220	100,443	8,420	165,721	8,420
Trustees fees (Note 8)	40,056	8,192	5,761	196	3,912	78
Compliance services fees (Note 4)	9,063	2,071	1,823	41	1,186	20
Recoupment of prior expenses waived and/or reimbursed by Advisor (Note 4)	—	—	—	—	—	—
Other fees	139,708	27,398	17,048	4,664	14,779	4,372
Total Gross Expenses before fees waived and/or reimbursed	16,404,829	3,586,358	2,325,193	136,789	1,759,905	96,696
LESS:
Expenses waived and/or reimbursed by Advisor (Note 4)	—	(266,388)	(81,584)	(69,346)	(161,124)	(68,203)
Total Net Expenses	16,404,829	3,319,970	2,243,609	67,443	1,598,781	28,493
Net Investment Income (Loss)	(8,027,378)	(1,676,559)	(1,090,413)	(42,381)	(694,033)	(17,676)
NET REALIZED GAIN (LOSS) ON:
Investments	2,836	1,179	3,750	(329)	52	—
Futures contracts	(20,455,647)	(6,638,098)	(3,455,428)	(296,161)	(2,680,880)	—
Non-exchange traded swap agreements	(341,786,392)	(89,067,578)	(48,185,647)	(451,941)	(19,270,624)	(602,052)
In-kind redemptions of investments	—	—	—	—	—	—
Foreign currency transactions	—	—	—	—	—	—
Net realized gain (loss)	(362,239,203)	(95,704,497)	(51,637,325)	(748,431)	(21,951,452)	(602,052)
CHANGE IN NET UNREALIZED APPRECIATION/DEPRECIATION ON:
Investments	(145,225)	(28,064)	(16,087)	—	(13,034)	—
Futures contracts	1,456,545	(59,716)	(89,114)	21,820	197,720	—
Non-exchange traded swap agreements	(186,785,482)	(78,534,678)	(38,909,729)	(3,058,468)	(47,319,221)	(760,961)
Change in net unrealized appreciation/depreciation	(185,474,162)	(78,622,458)	(39,014,930)	(3,036,648)	(47,134,535)	(760,961)
Net realized and unrealized gain (loss)	(547,713,365)	(174,326,955)	(90,652,255)	(3,785,079)	(69,085,987)	(1,363,013)
Change in Net Assets Resulting from Operations	$(555,740,743)	$(176,003,514)	$(91,742,668)	$(3,827,460)	$(69,780,020)	$(1,380,689)

See accompanying notes to the financial statements.

196 :: FOR THE PERIODS ENDED MAY 31, 2017 :: STATEMENTS OF OPERATIONS PROSHARES TRUST

	UltraPro Short S&P500®	UltraPro Short QQQ®	UltraPro Short Dow30SM	UltraPro Short MidCap400	UltraPro Short Russell2000	Short Basic Materials
	Year Ended May 31, 2017	Year Ended May 31, 2017	Year Ended May 31, 2017	Year Ended May 31, 2017	Year Ended May 31, 2017	Year Ended May 31, 2017
INVESTMENT INCOME:
Dividends	$—	$—	$—	$—	$—	$—
Interest	3,853,100	2,994,680	1,137,954	14,276	560,764	13,531
Foreign withholding tax on income	—	—	—	—	—	—
Total Investment Income	3,853,100	2,994,680	1,137,954	14,276	560,764	13,531
EXPENSES:
Advisory fees (Note 4)	5,871,388	4,320,977	1,651,515	28,914	741,568	32,955
Management Services fees (Note 4)	782,842	576,124	220,199	3,855	98,875	4,394
Professional fees	39,431	36,007	23,623	18,340	20,739	21,545
Administration fees (Note 5)	163,216	143,161	88,049	39,112	60,476	39,116
Custodian fees (Note 6)	54,771	40,960	16,965	2,231	8,858	285
Printing and Shareholder reports	73,603	63,593	20,081	1,236	6,463	6,177
Listing, Data and related fees (Note 7)	9,455	592,236	92,304	8,420	99,851	7,661
Trustees fees (Note 8)	17,196	13,126	4,972	103	2,252	112
Compliance services fees (Note 4)	4,531	3,913	1,527	36	730	11
Recoupment of prior expenses waived and/or reimbursed by Advisor (Note 4)	—	—	—	—	—	—
Other fees	59,885	43,339	17,626	4,415	9,586	5,092
Total Gross Expenses before fees waived and/or reimbursed	7,076,318	5,833,436	2,136,861	106,662	1,049,398	117,348
LESS:
Expenses waived and/or reimbursed by Advisor (Note 4)	—	(362,186)	(44,929)	(70,032)	(110,180)	(75,540)
Total Net Expenses	7,076,318	5,471,250	2,091,932	36,630	939,218	41,808
Net Investment Income (Loss)	(3,223,218)	(2,476,570)	(953,978)	(22,354)	(378,454)	(28,277)
NET REALIZED GAIN (LOSS) ON:
Investments	1,766	2,759	—	(112)	2,468	(89)
Futures contracts	(14,531,743)	(10,289,989)	(3,909,318)	(141,878)	(2,354,123)	—
Non-exchange traded swap agreements	(194,262,472)	(162,074,612)	(59,809,778)	(1,270,536)	(36,993,232)	(2,958,083)
In-kind redemptions of investments	—	—	—	—	—	—
Foreign currency transactions	—	—	—	—	—	—
Net realized gain (loss)	(208,792,449)	(172,361,842)	(63,719,096)	(1,412,526)	(39,344,887)	(2,958,172)
CHANGE IN NET UNREALIZED APPRECIATION/DEPRECIATION ON:
Investments	(46,820)	(9,230)	(7,851)	—	(17,396)	—
Futures contracts	627,467	(206,957)	(34,450)	21,184	138,884	—
Non-exchange traded swap agreements	(147,427,415)	(250,279,627)	(63,722,035)	(552,708)	(21,053,882)	1,928,211
Change in net unrealized appreciation/depreciation	(146,846,768)	(250,495,814)	(63,764,336)	(531,524)	(20,932,394)	1,928,211
Net realized and unrealized gain (loss)	(355,639,217)	(422,857,656)	(127,483,432)	(1,944,050)	(60,277,281)	(1,029,961)
Change in Net Assets Resulting from Operations	$(358,862,435)	$(425,334,226)	$(128,437,410)	$(1,966,404)	$(60,655,735)	$(1,058,238)
See accompanying notes to the financial statements.

PROSHARES TRUST STATEMENTS OF OPERATIONS :: FOR THE PERIODS ENDED MAY 31, 2017 :: 197

	Short Financials	Short Oil & Gas	Short Real Estate	Short S&P Regional Banking	UltraShort Basic Materials	UltraShort Nasdaq Biotechnology
	Year Ended May 31, 2017	Year Ended May 31, 2017	Year Ended May 31, 2017	Year Ended May 31, 2017	Year Ended May 31, 2017	Year Ended May 31, 2017
INVESTMENT INCOME:
Dividends	$—	$—	$—	$—	$—	$—
Interest	114,853	16,029	70,748	8,092	25,989	254,193
Foreign withholding tax on income	—	—	—	—	—	—
Total Investment Income	114,853	16,029	70,748	8,092	25,989	254,193
EXPENSES:
Advisory fees (Note 4)	242,458	38,619	142,294	14,532	72,624	468,152
Management Services fees (Note 4)	32,327	5,149	18,972	1,938	9,683	62,420
Professional fees	19,083	21,570	20,315	22,325	22,512	23,951
Administration fees (Note 5)	39,162	39,114	39,116	39,112	39,116	51,517
Custodian fees (Note 6)	2,263	309	1,355	171	615	3,791
Printing and Shareholder reports	11,457	1,778	5,391	688	4,866	6,766
Listing, Data and related fees (Note 7)	18,649	8,039	13,815	6,696	9,842	66,693
Trustees fees (Note 8)	754	156	460	44	273	1,800
Compliance services fees (Note 4)	176	33	105	11	66	471
Recoupment of prior expenses waived and/or reimbursed by Advisor (Note 4)	—	—	—	—	—	—
Other fees	7,052	4,617	5,347	4,376	4,972	8,525
Total Gross Expenses before fees waived and/or reimbursed	373,381	119,384	247,170	89,893	164,569	694,086
LESS:
Expenses waived and/or reimbursed by Advisor (Note 4)	(65,869)	(70,386)	(66,666)	(71,469)	(72,503)	(100,241)
Total Net Expenses	307,512	48,998	180,504	18,424	92,066	593,845
Net Investment Income (Loss)	(192,659)	(32,969)	(109,756)	(10,332)	(66,077)	(339,652)
NET REALIZED GAIN (LOSS) ON:
Investments	(224)	(63)	(532)	(114)	(82)	328
Futures contracts	—	—	—	—	—	—
Non-exchange traded swap agreements	(110,120)	1,360,449	(5,309,803)	(530,457)	(7,200,625)	(1,623,110)
In-kind redemptions of investments	—	—	—	—	—	—
Foreign currency transactions	—	—	—	—	—	—
Net realized gain (loss)	(110,344)	1,360,386	(5,310,335)	(530,571)	(7,200,707)	(1,622,782)
CHANGE IN NET UNREALIZED APPRECIATION/DEPRECIATION ON:
Investments	—	—	—	—	—	3,567
Futures contracts	—	—	—	—	—	—
Non-exchange traded swap agreements	(6,057,636)	(1,738,488)	3,171,567	(51,327)	3,536,575	(5,300,382)
Change in net unrealized appreciation/depreciation	(6,057,636)	(1,738,488)	3,171,567	(51,327)	3,536,575	(5,296,815)
Net realized and unrealized gain (loss)	(6,167,980)	(378,102)	(2,138,768)	(581,898)	(3,664,132)	(6,919,597)
Change in Net Assets Resulting from Operations	$(6,360,639)	$(411,071)	$(2,248,524)	$(592,230)	$(3,730,209)	$(7,259,249)

See accompanying notes to the financial statements.

198 :: FOR THE PERIODS ENDED MAY 31, 2017 :: STATEMENTS OF OPERATIONS PROSHARES TRUST

	UltraShort Consumer Goods	UltraShort Consumer Services	UltraShort Financials	UltraShort Gold Miners	UltraShort Health Care	UltraShort Industrials
	Year Ended May 31, 2017	Year Ended May 31, 2017	Year Ended May 31, 2017	Year Ended May 31, 2017	Year Ended May 31, 2017	Year Ended May 31, 2017
INVESTMENT INCOME:
Dividends	$—	$—	$—	$—	$—	$—
Interest	9,733	9,474	226,556	11,314	8,681	14,921
Foreign withholding tax on income	—	—	—	—	—	—
Total Investment Income	9,733	9,474	226,556	11,314	8,681	14,921
EXPENSES:
Advisory fees (Note 4)	19,707	16,506	370,835	27,037	20,790	27,896
Management Services fees (Note 4)	2,628	2,201	49,444	3,605	2,772	3,719
Professional fees	22,310	22,309	21,944	17,530	21,508	19,935
Administration fees (Note 5)	39,112	39,111	44,408	39,113	39,112	39,112
Custodian fees (Note 6)	226	105	3,237	411	380	260
Printing and Shareholder reports	1,203	2,019	18,917	920	820	1,742
Listing, Data and related fees (Note 7)	6,941	6,802	25,625	7,095	7,030	7,401
Trustees fees (Note 8)	60	60	1,251	73	77	99
Compliance services fees (Note 4)	13	16	354	17	20	27
Recoupment of prior expenses waived and/or reimbursed by Advisor (Note 4)	—	—	—	—	—	—
Other fees	4,334	4,310	7,340	4,412	4,326	4,437
Total Gross Expenses before fees waived and/or reimbursed	96,534	93,439	543,355	100,213	96,835	104,628
LESS:
Expenses waived and/or reimbursed by Advisor (Note 4)	(71,541)	(72,515)	(73,353)	(65,885)	(70,456)	(69,273)
Total Net Expenses	24,993	20,924	470,002	34,328	26,379	35,355
Net Investment Income (Loss)	(15,260)	(11,450)	(243,446)	(23,014)	(17,698)	(20,434)
NET REALIZED GAIN (LOSS) ON:
Investments	(17)	—	—	—	(34)	—
Futures contracts	—	—	—	—	—	—
Non-exchange traded swap agreements	(3,227)	(39,322)	(634,304)	1,559,293	(633,104)	(439,956)
In-kind redemptions of investments	—	—	—	—	—	—
Foreign currency transactions	—	—	—	—	—	—
Net realized gain (loss)	(3,244)	(39,322)	(634,304)	1,559,293	(633,138)	(439,956)
CHANGE IN NET UNREALIZED APPRECIATION/DEPRECIATION ON:
Investments	—	—	(2,792)	—	—	—
Futures contracts	—	—	—	—	—	—
Non-exchange traded swap agreements	(556,187)	(685,090)	(18,792,522)	(706,025)	512,482	(1,093,218)
Change in net unrealized appreciation/depreciation	(556,187)	(685,090)	(18,795,314)	(706,025)	512,482	(1,093,218)
Net realized and unrealized gain (loss)	(559,431)	(724,412)	(19,429,618)	853,268	(120,656)	(1,533,174)
Change in Net Assets Resulting from Operations	$(574,691)	$(735,862)	$(19,673,064)	$830,254	$(138,354)	$(1,553,608)

See accompanying notes to the financial statements.

PROSHARES TRUST STATEMENTS OF OPERATIONS :: FOR THE PERIODS ENDED MAY 31, 2017 :: 199

	UltraShort Oil & Gas	UltraShort Oil & Gas Exploration & Production	UltraShort Real Estate	UltraShort Semiconductors	UltraShort Technology	UltraShort Utilities
	Year Ended May 31, 2017	Year Ended May 31, 2017	Year Ended May 31, 2017	Year Ended May 31, 2017	Year Ended May 31, 2017	Year Ended May 31, 2017
INVESTMENT INCOME:
Dividends	$—	$—	$—	$—	$—	$—
Interest	181,141	3,763	146,016	21,292	13,878	28,755
Foreign withholding tax on income	—	—	—	—	—	—
Total Investment Income	181,141	3,763	146,016	21,292	13,878	28,755
EXPENSES:
Advisory fees (Note 4)	317,252	7,098	263,132	37,505	29,191	65,494
Management Services fees (Note 4)	42,300	946	35,084	5,001	3,892	8,732
Professional fees	23,319	16,484	21,527	19,199	21,531	19,254
Administration fees (Note 5)	40,761	34,583	39,864	39,114	39,112	39,113
Custodian fees (Note 6)	3,127	—	2,323	554	257	654
Printing and Shareholder reports	12,747	—	29,150	2,466	2,327	3,032
Listing, Data and related fees (Note 7)	22,712	8,236	19,788	7,829	7,493	9,303
Trustees fees (Note 8)	941	34	816	151	99	197
Compliance services fees (Note 4)	218	8	233	48	21	62
Recoupment of prior expenses waived and/or reimbursed by Advisor (Note 4)	—	—	—	—	—	—
Other fees	6,991	2,834	6,482	4,447	4,403	4,549
Total Gross Expenses before fees waived and/or reimbursed	470,368	70,223	418,399	116,314	108,326	150,390
LESS:
Expenses waived and/or reimbursed by Advisor (Note 4)	(67,901)	(61,229)	(84,725)	(68,808)	(71,348)	(67,365)
Total Net Expenses	402,467	8,994	333,674	47,506	36,978	83,025
Net Investment Income (Loss)	(221,326)	(5,231)	(187,658)	(26,214)	(23,100)	(54,270)
NET REALIZED GAIN (LOSS) ON:
Investments	(6)	—	(627)	106	—	(102)
Futures contracts	—	—	—	—	—	—
Non-exchange traded swap agreements	(19,291,200)	(131,963)	(8,977,873)	(440,017)	16,464	(59,590)
In-kind redemptions of investments	—	—	—	—	—	—
Foreign currency transactions	—	—	—	—	—	—
Net realized gain (loss)	(19,291,206)	(131,963)	(8,978,500)	(439,911)	16,464	(59,692)
CHANGE IN NET UNREALIZED APPRECIATION/DEPRECIATION ON:
Investments	1,910	—	522	—	—	—
Futures contracts	—	—	—	—	—	—
Non-exchange traded swap agreements	16,305,691	(411,994)	2,612,492	(2,841,297)	(2,429,704)	(2,424,324)
Change in net unrealized appreciation/depreciation	16,307,601	(411,994)	2,613,014	(2,841,297)	(2,429,704)	(2,424,324)
Net realized and unrealized gain (loss)	(2,983,605)	(543,957)	(6,365,486)	(3,281,208)	(2,413,240)	(2,484,016)
Change in Net Assets Resulting from Operations	$(3,204,931)	$(549,188)	$(6,553,144)	$(3,307,422)	$(2,436,340)	$(2,538,286)

See accompanying notes to the financial statements.

200 :: FOR THE PERIODS ENDED MAY 31, 2017 :: STATEMENTS OF OPERATIONS PROSHARES TRUST

	UltraPro Short Nasdaq Biotechnology	UltraPro Short Financial Select Sector	Short MSCI EAFE	Short MSCI Emerging Markets	Short FTSE China 50	UltraShort MSCI EAFE
	Year Ended May 31, 2017	Year Ended May 31, 2017	Year Ended May 31, 2017	Year Ended May 31, 2017	Year Ended May 31, 2017	Year Ended May 31, 2017
INVESTMENT INCOME:
Dividends	$—	$—	$—	$—	$—	$—
Interest	13,852	6,213	259,851	904,031	38,710	17,066
Foreign withholding tax on income	—	—	—	—	—	—
Total Investment Income	13,852	6,213	259,851	904,031	38,710	17,066
EXPENSES:
Advisory fees (Note 4)	56,953	14,767	514,521	1,627,297	80,871	43,387
Management Services fees (Note 4)	7,594	1,969	68,602	216,970	10,783	5,785
Professional fees	16,696	20,704	19,927	28,691	18,494	19,167
Administration fees (Note 5)	35,582	40,112	49,614	90,439	39,117	39,112
Custodian fees (Note 6)	720	125	5,050	12,505	731	392
Printing and Shareholder reports	1,663	4,633	25,151	33,340	3,120	1,469
Listing, Data and related fees (Note 7)	10,469	11,491	35,478	94,441	16,164	8,254
Trustees fees (Note 8)	202	58	1,594	6,012	245	135
Compliance services fees (Note 4)	55	19	209	1,478	63	27
Recoupment of prior expenses waived and/or reimbursed by Advisor (Note 4)	—	—	—	—	—	—
Other fees	4,503	4,308	10,631	17,388	4,851	4,519
Total Gross Expenses before fees waived and/or reimbursed	134,437	98,186	730,777	2,128,561	174,439	122,247
LESS:
Expenses waived and/or reimbursed by Advisor (Note 4)	(62,176)	(79,485)	(77,935)	(65,333)	(71,901)	(67,232)
Total Net Expenses	72,261	18,701	652,842	2,063,228	102,538	55,015
Net Investment Income (Loss)	(58,409)	(12,488)	(392,991)	(1,159,197)	(63,828)	(37,949)
NET REALIZED GAIN (LOSS) ON:
Investments	—	—	312	1,532	66	(187)
Futures contracts	—	—	—	—	—	—
Non-exchange traded swap agreements	(973,316)	438,572	(2,194,471)	(79,130,937)	(3,455,694)	(889,522)
In-kind redemptions of investments	—	—	—	—	—	—
Foreign currency transactions	—	—	—	—	—	—
Net realized gain (loss)	(973,316)	438,572	(2,194,159)	(79,129,405)	(3,455,628)	(889,709)
CHANGE IN NET UNREALIZED APPRECIATION/DEPRECIATION ON:
Investments	—	—	1,261	5,071	—	—
Futures contracts	—	—	—	—	—	—
Non-exchange traded swap agreements	805,650	(1,667,316)	(7,260,556)	17,455,963	882,259	(885,260)
Change in net unrealized appreciation/depreciation	805,650	(1,667,316)	(7,259,295)	17,461,034	882,259	(885,260)
Net realized and unrealized gain (loss)	(167,666)	(1,228,744)	(9,453,454)	(61,668,371)	(2,573,369)	(1,774,969)
Change in Net Assets Resulting from Operations	$(226,075)	$(1,241,232)	$(9,846,445)	$(62,827,568)	$(2,637,197)	$(1,812,918)

See accompanying notes to the financial statements.

PROSHARES TRUST STATEMENTS OF OPERATIONS :: FOR THE PERIODS ENDED MAY 31, 2017 :: 201

	UltraShort MSCI Emerging Markets	UltraShort FTSE Europe	UltraShort MSCI Brazil Capped	UltraShort FTSE China 50	UltraShort MSCI Japan	UltraShort MSCI Mexico Capped IMI
	Year Ended May 31, 2017	Year Ended May 31, 2017	Year Ended May 31, 2017	Year Ended May 31, 2017	Year Ended May 31, 2017	Year Ended May 31, 2017
INVESTMENT INCOME:
Dividends	$—	$—	$—	$—	$—	$—
Interest	175,152	164,118	171,462	190,597	36,306	5,646
Foreign withholding tax on income	—	—	—	—	—	—
Total Investment Income	175,152	164,118	171,462	190,597	36,306	5,646
EXPENSES:
Advisory fees (Note 4)	307,005	347,020	299,501	375,572	92,624	10,829
Management Services fees (Note 4)	40,934	46,269	39,933	50,076	12,350	1,444
Professional fees	22,411	20,171	18,381	21,099	17,702	18,264
Administration fees (Note 5)	40,939	42,891	40,427	44,933	39,117	39,112
Custodian fees (Note 6)	2,835	3,281	3,085	3,039	879	107
Printing and Shareholder reports	13,779	17,706	14,878	18,945	3,514	481
Listing, Data and related fees (Note 7)	22,726	19,801	22,109	53,492	10,850	6,420
Trustees fees (Note 8)	1,004	1,109	810	1,243	257	29
Compliance services fees (Note 4)	228	271	208	325	60	7
Recoupment of prior expenses waived and/or reimbursed by Advisor (Note 4)	—	—	—	—	—	—
Other fees	7,221	7,041	7,214	6,960	5,025	4,078
Total Gross Expenses before fees waived and/or reimbursed	459,082	505,560	446,546	575,684	182,378	80,771
LESS:
Expenses waived and/or reimbursed by Advisor (Note 4)	(70,183)	(65,694)	(67,725)	(99,838)	(64,956)	(67,058)
Total Net Expenses	388,899	439,866	378,821	475,846	117,422	13,713
Net Investment Income (Loss)	(213,747)	(275,748)	(207,359)	(285,249)	(81,116)	(8,067)
NET REALIZED GAIN (LOSS) ON:
Investments	(330)	260	10,640	—	—	—
Futures contracts	—	—	—	—	—	—
Non-exchange traded swap agreements	(29,906,445)	(4,537,445)	(28,373,591)	(18,055,811)	634,101	(202,108)
In-kind redemptions of investments	—	—	—	—	—	—
Foreign currency transactions	—	—	—	—	—	—
Net realized gain (loss)	(29,906,775)	(4,537,185)	(28,362,951)	(18,055,811)	634,101	(202,108)
CHANGE IN NET UNREALIZED APPRECIATION/DEPRECIATION ON:
Investments	(7,290)	—	418	3,373	—	—
Futures contracts	—	—	—	—	—	—
Non-exchange traded swap agreements	5,701,192	(13,789,631)	(16,763,779)	(7,685,065)	(4,523,880)	(632,341)
Change in net unrealized appreciation/depreciation	5,693,902	(13,789,631)	(16,763,361)	(7,681,692)	(4,523,880)	(632,341)
Net realized and unrealized gain (loss)	(24,212,873)	(18,326,816)	(45,126,312)	(25,737,503)	(3,889,779)	(834,449)
Change in Net Assets Resulting from Operations	$(24,426,620)	$(18,602,564)	$(45,333,671)	$(26,022,752)	$(3,970,895)	$(842,516)

See accompanying notes to the financial statements.

202 :: FOR THE PERIODS ENDED MAY 31, 2017 :: STATEMENTS OF OPERATIONS PROSHARES TRUST

	Short 7-10 Year Treasury	Short 20+ Year Treasury	Short High Yield	UltraShort 3-7 Year Treasury	UltraShort 7-10 Year Treasury	UltraShort 20+ Year Treasury
	Year Ended May 31, 2017	Year Ended May 31, 2017	Year Ended May 31, 2017	Year Ended May 31, 2017	Year Ended May 31, 2017	Year Ended May 31, 2017
INVESTMENT INCOME:
Dividends	$—	$—	$—	$—	$—	$—
Interest	133,754	2,938,511	628,319	9,975	549,416	9,150,286
Foreign withholding tax on income	—	—	—	—	—	—
Total Investment Income	133,754	2,938,511	628,319	9,975	549,416	9,150,286
EXPENSES:
Advisory fees (Note 4)	240,151	5,329,658	1,210,609	19,954	1,040,297	15,640,697
Management Services fees (Note 4)	32,020	710,613	161,413	2,661	138,705	2,085,402
Professional fees	18,271	39,174	23,105	18,303	24,865	72,565
Administration fees (Note 5)	39,752	158,407	75,276	39,112	69,694	233,950
Custodian fees (Note 6)	3,892	46,394	10,773	195	10,683	129,468
Printing and Shareholder reports	2,711	57,117	34,028	436	12,010	170,673
Listing, Data and related fees (Note 7)	11,420	133,902	59,366	6,411	31,694	379,566
Trustees fees (Note 8)	809	17,016	4,052	63	3,331	48,668
Compliance services fees (Note 4)	300	5,367	725	19	911	14,398
Recoupment of prior expenses waived and/or reimbursed by Advisor (Note 4)	—	—	—	—	—	—
Other fees	5,642	40,752	18,636	4,151	11,587	113,716
Total Gross Expenses before fees waived and/or reimbursed	354,968	6,538,400	1,597,983	91,305	1,343,777	18,889,103
LESS:
Expenses waived and/or reimbursed by Advisor (Note 4)	(50,348)	—	(62,102)	(65,991)	(23,921)	—
Total Net Expenses	304,620	6,538,400	1,535,881	25,314	1,319,856	18,889,103
Net Investment Income (Loss)	(170,866)	(3,599,889)	(907,562)	(15,339)	(770,440)	(9,738,817)
NET REALIZED GAIN (LOSS) ON:
Investments	(60)	794	(3,723)	—	—	97
Futures contracts	4,010	588,442	—	—	26,377	1,841,983
Non-exchange traded swap agreements	(1,576,128)	(65,398,883)	—	(202,379)	(20,601,792)	(307,275,296)
In-kind redemptions of investments	—	—	—	—	—	—
Foreign currency transactions	—	—	—	—	—	—
Net realized gain (loss)	(1,572,178)	(64,809,647)	(3,723)	(202,379)	(20,575,415)	(305,433,216)
CHANGE IN NET UNREALIZED APPRECIATION/DEPRECIATION ON:
Investments	(6,690)	(41,843)	15,712	—	8,219	(93,769)
Futures contracts	(1,078)	(3,876)	—	—	(5,818)	(7,136)
Non-exchange traded swap agreements	1,357,999	76,410,130	(21,672,751)	181,135	21,229,393	361,981,230
Change in net unrealized appreciation/depreciation	1,350,231	76,364,411	(21,657,039)	181,135	21,231,794	361,880,325
Net realized and unrealized gain (loss)	(221,947)	11,554,764	(21,660,762)	(21,244)	656,379	56,447,109
Change in Net Assets Resulting from Operations	$(392,813)	$7,954,875	$(22,568,324)	$(36,583)	$(114,061)	$46,708,292

See accompanying notes to the financial statements.

PROSHARES TRUST STATEMENTS OF OPERATIONS :: FOR THE PERIODS ENDED MAY 31, 2017 :: 203

	UltraShort TIPS	UltraPro Short 20+ Year Treasury	Ultra S&P500®	Ultra QQQ®	Ultra Dow30SM	Ultra MidCap400
	Year Ended May 31, 2017	Year Ended May 31, 2017	Year Ended May 31, 2017	Year Ended May 31, 2017	Year Ended May 31, 2017	Year Ended May 31, 2017
INVESTMENT INCOME:
Dividends	$—	$—	$24,176,276	$9,069,044	$5,290,401	$1,733,296
Interest	4,254	303,248	891,528	459,452	141,070	37,274
Foreign withholding tax on income	—	—	—	—	—	—
Total Investment Income	4,254	303,248	25,067,804	9,528,496	5,431,471	1,770,570
EXPENSES:
Advisory fees (Note 4)	9,334	627,378	12,292,782	7,123,516	1,997,562	1,035,665
Management Services fees (Note 4)	1,245	83,487	1,635,834	947,990	265,822	137,779
Professional fees	19,092	19,396	59,013	41,493	23,884	32,660
Administration fees (Note 5)	39,112	55,671	264,310	229,285	144,326	114,627
Custodian fees (Note 6)	88	7,080	296,231	89,346	21,652	46,716
Printing and Shareholder reports	139	7,357	79,551	53,950	21,535	20,330
Listing, Data and related fees (Note 7)	6,387	19,633	8,421	955,830	114,626	8,420
Trustees fees (Note 8)	32	1,983	40,378	22,792	6,111	2,917
Compliance services fees (Note 4)	9	653	13,632	7,755	2,246	777
Recoupment of prior expenses waived and/or reimbursed by Advisor (Note 4)	—	—	—	—	—	—
Other fees	4,059	8,488	91,772	54,297	17,435	11,411
Total Gross Expenses before fees waived and/or reimbursed	79,497	831,126	14,781,924	9,526,254	2,615,199	1,411,302
LESS:
Expenses waived and/or reimbursed by Advisor (Note 4)	(67,657)	(36,801)	—	(494,368)	(84,007)	(99,369)
Total Net Expenses	11,840	794,325	14,781,924	9,031,886	2,531,192	1,311,933
Net Investment Income (Loss)	(7,586)	(491,077)	10,285,880	496,610	2,900,279	458,637
NET REALIZED GAIN (LOSS) ON:
Investments	—	—	(3,190,525)	(5,929,835)	33,763	(1,489,702)
Futures contracts	—	17,192	19,793,384	19,250,097	4,466,318	2,374,582
Non-exchange traded swap agreements	34,747	(11,890,286)	65,361,453	31,747,668	13,574,247	7,872,005
In-kind redemptions of investments	—	—	103,662,932	68,881,381	10,385,280	10,871,771
Foreign currency transactions	—	—	—	—	—	—
Net realized gain (loss)	34,747	(11,873,094)	185,627,244	113,949,311	28,459,608	19,628,656
CHANGE IN NET UNREALIZED APPRECIATION/DEPRECIATION ON:
Investments	—	—	59,263,760	124,355,842	24,638,279	6,100,891
Futures contracts	—	(3,699)	(1,525,792)	1,424,988	(469,423)	(1,169,960)
Non-exchange traded swap agreements	(86,362)	12,373,677	247,520,638	243,874,033	39,053,264	11,786,336
Change in net unrealized appreciation/depreciation	(86,362)	12,369,978	305,258,606	369,654,863	63,222,120	16,717,267
Net realized and unrealized gain (loss)	(51,615)	496,884	490,885,850	483,604,174	91,681,728	36,345,923
Change in Net Assets Resulting from Operations	$(59,201)	$5,807	$501,171,730	$484,100,784	$94,582,007	$36,804,560

See accompanying notes to the financial statements.

204 :: FOR THE PERIODS ENDED MAY 31, 2017 :: STATEMENTS OF OPERATIONS PROSHARES TRUST

	Ultra Russell2000	Ultra SmallCap600	UltraPro S&P500®	UltraPro QQQ®	UltraPro Dow30SM	UltraPro MidCap400
	Year Ended May 31, 2017	Year Ended May 31, 2017	Year Ended May 31, 2017	Year Ended May 31, 2017	Year Ended May 31, 2017	Year Ended May 31, 2017
INVESTMENT INCOME:
Dividends	$2,045,884	$206,906	$5,204,818	$6,579,903	$1,579,904	$246,665
Interest	70,425	4,181	227,839	233,171	50,916	4,046
Foreign withholding tax on income	(538)	(19)	—	—	—	—
Total Investment Income	2,115,771	211,068	5,432,657	6,813,074	1,630,820	250,711
EXPENSES:
Advisory fees (Note 4)	1,373,072	170,418	5,509,948	8,583,348	1,176,893	238,228
Management Services fees (Note 4)	182,597	22,722	733,076	1,144,434	156,589	31,763
Professional fees	21,629	17,974	36,501	46,756	21,486	19,012
Administration fees (Note 5)	133,009	74,486	212,513	242,071	120,715	73,697
Custodian fees (Note 6)	431,816	34,734	208,290	125,803	17,892	21,374
Printing and Shareholder reports	23,539	2,295	42,617	72,806	17,472	2,851
Listing, Data and related fees (Note 7)	179,387	8,420	8,420	1,154,204	69,519	8,420
Trustees fees (Note 8)	4,023	506	18,903	28,220	4,092	730
Compliance services fees (Note 4)	1,070	164	6,504	9,650	1,684	265
Recoupment of prior expenses waived and/or reimbursed by Advisor (Note 4)	—	—	161,605	—	—	—
Other fees	13,192	5,100	44,867	68,891	12,859	5,517
Total Gross Expenses before fees waived and/or reimbursed	2,363,334	336,819	6,983,244	11,476,183	1,599,201	401,857
LESS:
Expenses waived and/or reimbursed by Advisor (Note 4)	(624,307)	(120,454)	—	(563,995)	(107,650)	(99,370)
Total Net Expenses	1,739,027	216,365	6,983,244	10,912,188	1,491,551	302,487
Net Investment Income (Loss)	376,744	(5,297)	(1,550,587)	(4,099,114)	139,269	(51,776)
NET REALIZED GAIN (LOSS) ON:
Investments	(9,940,697)	68,639	(19,172,586)	(2,044,817)	(316,891)	(378,777)
Futures contracts	5,183,003	—	8,608,861	22,699,653	2,630,229	523,752
Non-exchange traded swap agreements	2,726,775	113,639	392,390	255,425,723	9,011,467	51,033
In-kind redemptions of investments	40,280,021	1,792,021	18,592,588	58,143,850	4,193,868	561,974
Foreign currency transactions	—	—	—	—	—	—
Net realized gain (loss)	38,249,102	1,974,299	8,421,253	334,224,409	15,518,673	757,982
CHANGE IN NET UNREALIZED APPRECIATION/DEPRECIATION ON:
Investments	(3,498,714)	753,709	39,345,982	103,174,844	6,376,923	2,323,648
Futures contracts	(939,102)	—	(413,234)	3,262,156	(240,814)	(37,311)
Non-exchange traded swap agreements	26,630,645	4,332,398	289,032,328	485,556,438	57,304,584	9,093,372
Change in net unrealized appreciation/depreciation	22,192,829	5,086,107	327,965,076	591,993,438	63,440,693	11,379,709
Net realized and unrealized gain (loss)	60,441,931	7,060,406	336,386,329	926,217,847	78,959,366	12,137,691
Change in Net Assets Resulting from Operations	$60,818,675	$7,055,109	$334,835,742	$922,118,733	$79,098,635	$12,085,915

See accompanying notes to the financial statements.

PROSHARES TRUST STATEMENTS OF OPERATIONS :: FOR THE PERIODS ENDED MAY 31, 2017 :: 205

	UltraPro Russell2000	Ultra Basic Materials	Ultra Nasdaq Biotechnology	Ultra Consumer Goods	Ultra Consumer Services	Ultra Financials
	Year Ended May 31, 2017	Year Ended May 31, 2017	Year Ended May 31, 2017	Year Ended May 31, 2017	Year Ended May 31, 2017	Year Ended May 31, 2017
INVESTMENT INCOME:
Dividends	$767,300	$852,291	$1,565,618	$250,210	$240,426	$12,393,621
Interest	44,687	7,473	583,516	4,110	6,831	368,956
Foreign withholding tax on income	(189)	—	(616)	—	(12)	(1,020)
Total Investment Income	811,798	859,764	2,148,518	254,320	247,245	12,761,557
EXPENSES:
Advisory fees (Note 4)	839,315	419,794	3,218,866	99,603	160,686	5,552,809
Management Services fees (Note 4)	111,907	55,972	429,177	13,280	21,425	738,659
Professional fees	20,010	19,602	30,063	17,767	19,591	35,291
Administration fees (Note 5)	112,932	82,415	173,800	72,923	73,238	210,513
Custodian fees (Note 6)	559,129	5,834	87,497	12,053	12,698	83,779
Printing and Shareholder reports	7,732	9,132	66,372	2,165	2,450	73,381
Listing, Data and related fees (Note 7)	112,232	28,483	435,975	11,292	14,554	301,393
Trustees fees (Note 8)	2,485	1,261	10,594	320	511	16,883
Compliance services fees (Note 4)	859	401	2,825	91	146	5,464
Recoupment of prior expenses waived and/or reimbursed by Advisor (Note 4)	—	—	—	—	—	—
Other fees	9,815	6,818	26,908	4,958	5,130	41,946
Total Gross Expenses before fees waived and/or reimbursed	1,776,416	629,712	4,482,077	234,452	310,429	7,060,118
LESS:
Expenses waived and/or reimbursed by Advisor (Note 4)	(710,485)	(96,766)	(397,855)	(108,006)	(106,398)	(26,564)
Total Net Expenses	1,065,931	532,946	4,084,222	126,446	204,031	7,033,554
Net Investment Income (Loss)	(254,133)	326,818	(1,935,704)	127,874	43,214	5,728,003
NET REALIZED GAIN (LOSS) ON:
Investments	(572,057)	(232,228)	(23,118,699)	(191,758)	(122,449)	1,660,700
Futures contracts	2,460,767	—	—	—	—	—
Non-exchange traded swap agreements	31,014,018	(2,777,139)	42,219,091	1,285,884	465,817	23,560,767
In-kind redemptions of investments	16,938,649	2,329,601	18,094,331	93,656	671,721	31,033,676
Foreign currency transactions	—	—	—	—	—	—
Net realized gain (loss)	49,841,377	(679,766)	37,194,723	1,187,782	1,015,089	56,255,143
CHANGE IN NET UNREALIZED APPRECIATION/DEPRECIATION ON:
Investments	(5,560,330)	3,704,742	10,819,845	1,107,468	1,726,918	50,442,082
Futures contracts	(488,820)	—	—	—	—	—
Non-exchange traded swap agreements	6,052,579	12,394,320	(39,110,236)	654,631	3,577,313	107,479,317
Change in net unrealized appreciation/depreciation	3,429	16,099,062	(28,290,391)	1,762,099	5,304,231	157,921,399
Net realized and unrealized gain (loss)	49,844,806	15,419,296	8,904,332	2,949,881	6,319,320	214,176,542
Change in Net Assets Resulting from Operations	$49,590,673	$15,746,114	$6,968,628	$3,077,755	$6,362,534	$219,904,545
See accompanying notes to the financial statements.

206 :: FOR THE PERIODS ENDED MAY 31, 2017 :: STATEMENTS OF OPERATIONS PROSHARES TRUST

	Ultra Gold Miners	Ultra Junior Miners	Ultra Health Care	Ultra Industrials	Ultra Oil & Gas	Ultra Oil & Gas Exploration & Production
	Year Ended May 31, 2017	Year Ended May 31, 2017	Year Ended May 31, 2017	Year Ended May 31, 2017	Year Ended May 31, 2017	Year Ended May 31, 2017
INVESTMENT INCOME:
Dividends	$14,065	$187,829	$859,084	$279,129	$3,098,474	$13,548
Interest	17,549	6,308	31,230	6,826	73,186	684
Foreign withholding tax on income	—	—	—	(21)	(1,176)	—
Total Investment Income	31,614	194,137	890,314	285,934	3,170,484	14,232
EXPENSES:
Advisory fees (Note 4)	103,363	59,480	602,805	148,017	1,151,116	10,922
Management Services fees (Note 4)	13,781	7,931	80,373	19,735	153,133	1,453
Professional fees	17,780	17,631	20,413	18,734	24,311	16,472
Administration fees (Note 5)	72,612	72,611	94,698	73,229	118,545	65,608
Custodian fees (Note 6)	1,215	715	17,403	17,031	23,645	1,716
Printing and Shareholder reports	3,505	1,653	8,527	1,768	35,800	—
Listing, Data and related fees (Note 7)	11,166	48,291	39,021	13,928	66,941	8,641
Trustees fees (Note 8)	300	178	2,073	466	3,516	31
Compliance services fees (Note 4)	99	48	618	157	1,023	9
Recoupment of prior expenses waived and/or reimbursed by Advisor (Note 4)	—	—	—	—	—	—
Other fees	4,710	8,373	8,158	4,960	12,744	2,658
Total Gross Expenses before fees waived and/or reimbursed	228,531	216,911	874,089	298,025	1,590,774	107,510
LESS:
Expenses waived and/or reimbursed by Advisor (Note 4)	(97,523)	(141,524)	(108,967)	(110,073)	(133,943)	(93,694)
Total Net Expenses	131,008	75,387	765,122	187,952	1,456,831	13,816
Net Investment Income (Loss)	(99,394)	118,750	125,192	97,982	1,713,653	416
NET REALIZED GAIN (LOSS) ON:
Investments	(97,503)	—	(124,819)	(53,695)	(1,664,665)	(115,810)
Futures contracts	—	—	—	—	—	—
Non-exchange traded swap agreements	460,111	128,733	12,955,778	1,193,609	11,380,013	(427,727)
In-kind redemptions of investments	879,914	1,123,163	6,059,660	1,401,592	5,578,614	—
Foreign currency transactions	—	—	—	—	—	—
Net realized gain (loss)	1,242,522	1,251,896	18,890,619	2,541,506	15,293,962	(543,537)
CHANGE IN NET UNREALIZED APPRECIATION/DEPRECIATION ON:
Investments	(1,670,787)	(1,941,938)	(525,967)	1,252,256	(10,343,641)	(1,201)
Futures contracts	—	—	—	—	—	—
Non-exchange traded swap agreements	(4,354,077)	(2,770,984)	(5,099,233)	3,355,218	(17,113,386)	246,442
Change in net unrealized appreciation/depreciation	(6,024,864)	(4,712,922)	(5,625,200)	4,607,474	(27,457,027)	245,241
Net realized and unrealized gain (loss)	(4,782,342)	(3,461,026)	13,265,419	7,148,980	(12,163,065)	(298,296)
Change in Net Assets Resulting from Operations	$(4,881,736)	$(3,342,276)	$13,390,611	$7,246,962	$(10,449,412)	$(297,880)

See accompanying notes to the financial statements.

PROSHARES TRUST STATEMENTS OF OPERATIONS :: FOR THE PERIODS ENDED MAY 31, 2017 :: 207

	Ultra Real Estate	Ultra S&P Regional Banking	Ultra Semiconductors	Ultra Technology	Ultra Telecommunications	Ultra Utilities
	Year Ended May 31, 2017	Year Ended May 31, 2017	Year Ended May 31, 2017	Year Ended May 31, 2017	Year Ended May 31, 2017	Year Ended May 31, 2017
INVESTMENT INCOME:
Dividends	$3,633,325	$135,654	$477,192	$1,216,937	$130,376	$369,980
Interest	66,182	3,534	18,487	24,614	2,885	8,244
Foreign withholding tax on income	—	(144)	—	—	—	—
Total Investment Income	3,699,507	139,044	495,679	1,241,551	133,261	378,224
EXPENSES:
Advisory fees (Note 4)	1,467,725	69,771	230,400	967,167	55,019	111,668
Management Services fees (Note 4)	195,338	9,303	30,720	128,954	7,336	14,889
Professional fees	22,488	18,451	18,198	21,548	19,206	19,436
Administration fees (Note 5)	130,388	72,852	72,735	112,213	72,694	72,716
Custodian fees (Note 6)	29,894	6,049	3,950	26,080	2,281	7,165
Printing and Shareholder reports	18,043	2,009	4,917	12,833	2,460	2,929
Listing, Data and related fees (Note 7)	84,776	9,642	18,284	57,855	8,829	11,989
Trustees fees (Note 8)	4,786	204	715	3,069	146	367
Compliance services fees (Note 4)	1,365	77	260	1,108	49	99
Recoupment of prior expenses waived and/or reimbursed by Advisor (Note 4)	—	—	—	—	—	—
Other fees	14,671	4,485	5,474	10,298	4,343	4,831
Total Gross Expenses before fees waived and/or reimbursed	1,969,474	192,843	385,653	1,341,125	172,363	246,089
LESS:
Expenses waived and/or reimbursed by Advisor (Note 4)	(110,253)	(104,316)	(92,833)	(112,221)	(102,589)	(104,331)
Total Net Expenses	1,859,221	88,527	292,820	1,228,904	69,774	141,758
Net Investment Income (Loss)	1,840,286	50,517	202,859	12,647	63,487	236,466
NET REALIZED GAIN (LOSS) ON:
Investments	226,420	(128,649)	47,546	(337,399)	(420,632)	30,263
Futures contracts	—	—	—	—	—	—
Non-exchange traded swap agreements	33,710,613	610,746	4,810,603	12,273,245	85,411	(565,304)
In-kind redemptions of investments	14,523,355	611,088	2,237,854	10,667,501	508,167	370,912
Foreign currency transactions	—	—	—	—	—	—
Net realized gain (loss)	48,460,388	1,093,185	7,096,003	22,603,347	172,946	(164,129)
CHANGE IN NET UNREALIZED APPRECIATION/DEPRECIATION ON:
Investments	(8,857,811)	(159,306)	5,841,591	14,702,570	(360,778)	507,088
Futures contracts	—	—	—	—	—	—
Non-exchange traded swap agreements	(25,556,436)	517,186	8,959,061	41,670,429	(178,950)	2,393,570
Change in net unrealized appreciation/depreciation	(34,414,247)	357,880	14,800,652	56,372,999	(539,728)	2,900,658
Net realized and unrealized gain (loss)	14,046,141	1,451,065	21,896,655	78,976,346	(366,782)	2,736,529
Change in Net Assets Resulting from Operations	$15,886,427	$1,501,582	$22,099,514	$78,988,993	$(303,295)	$2,972,995

See accompanying notes to the financial statements.

208 :: FOR THE PERIODS ENDED MAY 31, 2017 :: STATEMENTS OF OPERATIONS PROSHARES TRUST

	UltraPro Nasdaq Biotechnology	UltraPro Financial Select Sector	Ultra MSCI EAFE	Ultra MSCI Emerging Markets	Ultra FTSE Europe	Ultra MSCI Brazil Capped
	Year Ended May 31, 2017	Year Ended May 31, 2017	Year Ended May 31, 2017	Year Ended May 31, 2017	Year Ended May 31, 2017	Year Ended May 31, 2017
INVESTMENT INCOME:
Dividends	$152,035	$179,744	$—	$—	$—	$—
Interest	40,002	1,696	71,925	70,079	29,963	51,325
Foreign withholding tax on income	(62)	—	—	—	—	—
Total Investment Income	191,975	181,440	71,925	70,079	29,963	51,325
EXPENSES:
Advisory fees (Note 4)	293,429	119,082	192,786	193,005	75,827	170,889
Management Services fees (Note 4)	39,123	15,877	25,705	25,734	10,110	22,785
Professional fees	17,784	19,411	19,372	21,317	19,334	19,590
Administration fees (Note 5)	69,174	72,723	40,758	39,121	39,113	39,117
Custodian fees (Note 6)	30,594	5,241	3,098	1,987	596	1,810
Printing and Shareholder reports	12,334	5,884	3,254	4,667	886	5,379
Listing, Data and related fees (Note 7)	47,306	34,108	14,031	15,929	8,954	14,502
Trustees fees (Note 8)	892	339	134	545	303	454
Compliance services fees (Note 4)	258	170	—	149	96	103
Recoupment of prior expenses waived and/or reimbursed by Advisor (Note 4)	—	—	—	—	—	—
Other fees	8,245	4,676	7,481	5,237	4,647	5,376
Total Gross Expenses before fees waived and/or reimbursed	519,139	277,511	306,619	307,691	159,866	280,005
LESS:
Expenses waived and/or reimbursed by Advisor (Note 4)	(146,810)	(126,422)	(61,740)	(62,544)	(63,589)	(62,848)
Total Net Expenses	372,329	151,089	244,879	245,147	96,277	217,157
Net Investment Income (Loss)	(180,354)	30,351	(172,954)	(175,068)	(66,314)	(165,832)
NET REALIZED GAIN (LOSS) ON:
Investments	(909,775)	(174,254)	2,018	1	—	(303)
Futures contracts	—	—	—	—	—	—
Non-exchange traded swap agreements	(1,354,230)	1,175,713	(3,944,013)	852,306	(861,211)	9,301,524
In-kind redemptions of investments	3,731,525	507,355	—	—	—	—
Foreign currency transactions	—	—	—	—	—	—
Net realized gain (loss)	1,467,520	1,508,814	(3,941,995)	852,307	(861,211)	9,301,221
CHANGE IN NET UNREALIZED APPRECIATION/DEPRECIATION ON:
Investments	(2,113,343)	137,180	5,045	694	—	—
Futures contracts	—	—	—	—	—	—
Non-exchange traded swap agreements	3,444,393	1,991,739	8,917,343	9,223,233	4,154,419	2,282,686
Change in net unrealized appreciation/depreciation	1,331,050	2,128,919	8,922,388	9,223,927	4,154,419	2,282,686
Net realized and unrealized gain (loss)	2,798,570	3,637,733	4,980,393	10,076,234	3,293,208	11,583,907
Change in Net Assets Resulting from Operations	$2,618,216	$3,668,084	$4,807,439	$9,901,166	$3,226,894	$11,418,075

See accompanying notes to the financial statements.

PROSHARES TRUST STATEMENTS OF OPERATIONS :: FOR THE PERIODS ENDED MAY 31, 2017 :: 209

	Ultra FTSE China 50	Ultra MSCI Japan	Ultra MSCI Mexico Capped IMI	Ultra 7-10 Year Treasury	Ultra 20+ Year Treasury	Ultra High Yield
	Year Ended May 31, 2017	Year Ended May 31, 2017	Year Ended May 31, 2017	Year Ended May 31, 2017	Year Ended May 31, 2017	Year Ended May 31, 2017
INVESTMENT INCOME:
Dividends	$—	$—	$—	$—	$—	$82,927
Interest	81,111	22,944	15,790	742,370	1,070,456	380
Foreign withholding tax on income	—	—	—	—	—	—
Total Investment Income	81,111	22,944	15,790	742,370	1,070,456	83,307
EXPENSES:
Advisory fees (Note 4)	238,023	81,944	38,747	356,210	383,001	17,094
Management Services fees (Note 4)	31,736	10,926	5,166	47,494	51,066	2,279
Professional fees	19,076	17,714	19,192	21,213	24,531	17,476
Administration fees (Note 5)	40,081	39,112	39,112	80,106	77,784	72,628
Custodian fees (Note 6)	2,078	679	367	6,705	8,780	148
Printing and Shareholder reports	2,418	1,030	857	—	4,511	356
Listing, Data and related fees (Note 7)	36,070	10,444	7,781	15,333	17,005	56,203
Trustees fees (Note 8)	779	276	135	1,449	1,273	51
Compliance services fees (Note 4)	261	73	67	564	334	22
Recoupment of prior expenses waived and/or reimbursed by Advisor (Note 4)	—	—	—	—	—	—
Other fees	5,534	4,561	4,267	5,227	6,698	4,110
Total Gross Expenses before fees waived and/or reimbursed	376,056	166,759	115,691	534,301	574,983	170,367
LESS:
Expenses waived and/or reimbursed by Advisor (Note 4)	(73,827)	(62,707)	(66,518)	(82,389)	(89,075)	(148,678)
Total Net Expenses	302,229	104,052	49,173	451,912	485,908	21,689
Net Investment Income (Loss)	(221,118)	(81,108)	(33,383)	290,458	584,548	61,618
NET REALIZED GAIN (LOSS) ON:
Investments	(43)	—	—	(971,368)	(2,170,242)	—
Futures contracts	—	—	—	(12,921)	(120,593)	—
Non-exchange traded swap agreements	794,405	3,511,550	(445,548)	(4,595,748)	1,353,516	(3,721)
In-kind redemptions of investments	—	—	—	496,015	4,883,886	—
Foreign currency transactions	—	—	—	—	—	—
Net realized gain (loss)	794,362	3,511,550	(445,548)	(5,084,022)	3,946,567	(3,721)
CHANGE IN NET UNREALIZED APPRECIATION/DEPRECIATION ON:
Investments	—	—	—	29,443	(5,427,596)	102,992
Futures contracts	—	—	—	3,252	4,839	—
Non-exchange traded swap agreements	9,055,073	(388,781)	1,716,259	4,455,743	(2,620,734)	320,161
Change in net unrealized appreciation/depreciation	9,055,073	(388,781)	1,716,259	4,488,438	(8,043,491)	423,153
Net realized and unrealized gain (loss)	9,849,435	3,122,769	1,270,711	(595,584)	(4,096,924)	419,432
Change in Net Assets Resulting from Operations	$9,628,317	$3,041,661	$1,237,328	$(305,126)	$(3,512,376)	$481,050

See accompanying notes to the financial statements.

210 :: FOR THE PERIODS ENDED MAY 31, 2017 :: STATEMENTS OF OPERATIONS PROSHARES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

PROSHARES TRUST STATEMENTS OF CHANGES IN NET ASSETS :: FOR THE PERIODS INDICATED :: 211

	Short S&P500®				Short QQQ®		Short Dow30SM
	Year Ended May 31, 2017		Year Ended May 31, 2016		Year Ended May 31, 2017	Year Ended May 31, 2016	Year Ended May 31, 2017	Year Ended May 31, 2016
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$(10,603,991)		$(15,196,057)		$(1,753,760)	$(2,544,217)	$(1,564,426)	$(2,761,283)
Net realized gain (loss)	(262,451,131)		(185,831,025)		(61,645,238)	(55,322,721)	(28,653,324)	(27,406,938)
Change in net unrealized appreciation/depreciation	(78,892,019)		(29,207,344)		(18,292,355)	10,287,856	(27,576,303)	6,680,682
Change in Net Assets Resulting from Operations	(351,947,141)		(230,234,426)		(81,691,353)	(47,579,082)	(57,794,053)	(23,487,539)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	—		—		—	—	—	—
Net realized gains on investments	—		—		—	—	—	—
Tax return of capital	—		—		—	—	—	—
Total distributions	—		—		—	—	—	—
CAPITAL TRANSACTIONS (a):
Proceeds from shares issued	1,233,493,319		3,131,972,478		256,044,701	602,008,089	107,861,258	408,293,223
Cost of shares redeemed	(1,880,891,275)		(1,428,313,441)		(357,420,620)	(272,370,171)	(138,206,524)	(291,939,303)
Change in net assets resulting from capital transactions	(647,397,956)		1,703,659,037		(101,375,919)	329,637,918	(30,345,266)	116,353,920
Change in net assets	(999,345,097)		1,473,424,611		(183,067,272)	282,058,836	(88,139,319)	92,866,381
NET ASSETS:
Beginning of period	$3,012,814,197		$1,539,389,586		$464,351,671	$182,292,835	$346,079,398	$253,213,017
End of period	$2,013,469,100		$3,012,814,197		$281,284,399	$464,351,671	$257,940,079	$346,079,398
Accumulated undistributed net investment income (loss) included in end of period net assets	$(17,098,607)		$(20,200,132)		$(2,954,640)	$(3,248,043)	$(2,595,299)	$(3,605,834)
SHARE TRANSACTIONS:
Beginning of period	75,562,500	(b)	36,762,500	(b)	8,962,500	3,312,500	16,000,000	11,200,000
Issued	33,475,000	(b)	72,525,000	(b)	5,300,000	10,650,000	5,400,000	17,400,000
Issued in-kind	—	(b)	—	(b)	—	—	—	—
Redeemed	(49,281,674	)(b)	(33,725,000	)(b)	(7,150,000)	(5,000,000)	(6,850,000)	(12,600,000)
Redemption in-kind	—	(b)	—	(b)	—	—	—	—
Shares outstanding, end of period	59,755,826	(b)	75,562,500	(b)	7,112,500	8,962,500	14,550,000	16,000,000

(a)  Capital share transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 10 to the Financial Statements.

(b)  As described in Note 13, share amounts have been restated on a retroactive basis to reflect a 1:2 reverse stock split effective June 24, 2016.

See accompanying notes to the financial statements.

212 :: FOR THE PERIODS INDICATED :: STATEMENTS OF CHANGES IN NET ASSETS PROSHARES TRUST

	Short MidCap400		Short Russell2000		Short SmallCap600
	Year Ended May 31, 2017	Year Ended May 31, 2016	Year Ended May 31, 2017	Year Ended May 31, 2016	Year Ended May 31, 2017	Year Ended May 31, 2016
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$(125,801)	$(205,512)	$(1,946,871)	$(3,677,769)	$(75,335)	$(119,847)
Net realized gain (loss)	(1,686,888)	(6,655,119)	(67,727,734)	(6,084,727)	(195,746)	(1,339,987)
Change in net unrealized appreciation/depreciation	(2,059,434)	3,943,892	(22,921,152)	(11,532,884)	(1,959,938)	1,009,912
Change in Net Assets Resulting from Operations	(3,872,123)	(2,916,739)	(92,595,757)	(21,295,380)	(2,231,019)	(449,922)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	—	—	—	—	—	—
Net realized gains on investments	—	—	—	—	—	—
Tax return of capital	—	—	—	—	—	—
Total distributions	—	—	—	—	—	—
CAPITAL TRANSACTIONS (a):
Proceeds from shares issued	1,369,054	38,386,039	324,062,252	663,738,995	7,859,991	—
Cost of shares redeemed	(12,985,752)	(27,986,276)	(438,610,172)	(489,304,327)	—	(3,895,463)
Change in net assets resulting from capital transactions	(11,616,698)	10,399,763	(114,547,920)	174,434,668	7,859,991	(3,895,463)
Change in net assets	(15,488,821)	7,483,024	(207,143,677)	153,139,288	5,628,972	(4,345,385)
NET ASSETS:
Beginning of period	$30,181,797	$22,698,773	$552,873,736	$399,734,448	$11,716,734	$16,062,119
End of period	$14,692,976	$30,181,797	$345,730,059	$552,873,736	$17,345,706	$11,716,734
Accumulated undistributed net investment income (loss) included in end of period net assets	$(223,211)	$(313,579)	$(3,416,513)	$(5,031,026)	$(117,983)	$(180,368)
SHARE TRANSACTIONS:
Beginning of period	2,025,000	1,475,000	9,316,642	6,818,750	243,681	318,681
Issued	100,000	2,300,000	6,150,000	10,450,000	200,000	—
Issued in-kind	—	—	—	—	—	—
Redeemed	(950,000)	(1,750,000)	(8,250,000)	(7,952,108)	—	(75,000)
Redemption in-kind	—	—	—	—	—	—
Shares outstanding, end of period	1,175,000	2,025,000	7,216,642	9,316,642	443,681	243,681

(a)  Capital share transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 10 to the Financial Statements.

See accompanying notes to the financial statements.

PROSHARES TRUST STATEMENTS OF CHANGES IN NET ASSETS :: FOR THE PERIODS INDICATED :: 213

	UltraShort S&P500®				UltraShort QQQ®		UltraShort Dow30SM
	Year Ended May 31, 2017		Year Ended May 31, 2016		Year Ended May 31, 2017	Year Ended May 31, 2016	Year Ended May 31, 2017	Year Ended May 31, 2016
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$(8,027,378)		$(11,984,267)		$(1,676,559)	$(3,003,690)	$(1,090,413)	$(1,924,094)
Net realized gain (loss)	(362,239,203)		(203,612,064)		(95,704,497)	(98,888,190)	(51,637,325)	(20,962,315)
Change in net unrealized appreciation/depreciation	(185,474,162)		(21,153,795)		(78,622,458)	36,097,171	(39,014,930)	(4,247,755)
Change in Net Assets Resulting from Operations	(555,740,743)		(236,750,126)		(176,003,514)	(65,794,709)	(91,742,668)	(27,134,164)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	—		—		—	—	—	—
Net realized gains on investments	—		—		—	—	—	—
Tax return of capital	—		—		—	—	—	—
Total distributions	—		—		—	—	—	—
CAPITAL TRANSACTIONS (a):
Proceeds from shares issued	1,127,255,168		2,808,911,929		247,974,224	491,779,354	164,257,980	196,767,568
Cost of shares redeemed	(1,320,959,541)		(1,780,768,054)		(180,349,291)	(373,870,909)	(59,813,694)	(179,616,668)
Change in net assets resulting from capital transactions	(193,704,373)		1,028,143,875		67,624,933	117,908,445	104,444,286	17,150,900
Change in net assets	(749,445,116)		791,393,749		(108,378,581)	52,113,736	12,701,618	(9,983,264)
NET ASSETS:
Beginning of period	$2,167,620,464		$1,376,226,715		$389,736,134	$337,622,398	$216,310,475	$226,293,739
End of period	$1,418,175,348		$2,167,620,464		$281,357,553	$389,736,134	$229,012,093	$216,310,475
Accumulated undistributed net investment income (loss) included in end of period net assets	$(12,867,748)		$(16,148,476)		$(2,812,362)	$(4,146,945)	$(1,796,452)	$(2,620,902)
SHARE TRANSACTIONS:
Beginning of period	30,033,568	(h)	16,946,068	(h)	13,487,763	10,037,763	11,773,767	11,073,767
Issued	17,287,500	(h)	34,112,500	(h)	10,200,000	14,650,000	10,850,000	9,300,000
Issued in-kind	—	(h)	—	(h)	—	—	—	—
Redeemed	(19,687,500	)(h)	(21,025,000	)(h)	(6,850,000)	(11,200,000)	(4,000,000)	(8,600,000)
Redemption in-kind	—	(h)	—	(h)	—	—	—	—
Shares outstanding, end of period	27,633,568	(h)	30,033,568	(h)	16,837,763	13,487,763	18,623,767	11,773,767

(a)  Capital share transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 10 to the Financial Statements.

(h)  As described in Note 17, share amounts have been restated on a retroactive basis to reflect a 1:4 reverse stock split effective July 17, 2017.

See accompanying notes to the financial statements.

214 :: FOR THE PERIODS INDICATED :: STATEMENTS OF CHANGES IN NET ASSETS PROSHARES TRUST

	UltraShort MidCap400		UltraShort Russell2000		UltraShort SmallCap600
	Year Ended May 31, 2017	Year Ended May 31, 2016	Year Ended May 31, 2017	Year Ended May 31, 2016	Year Ended May 31, 2017	Year Ended May 31, 2016
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$(42,381)	$(69,661)	$(694,033)	$(1,591,654)	$(17,676)	$(38,212)
Net realized gain (loss)	(748,431)	(2,048,904)	(21,951,452)	(19,320,578)	(602,052)	(1,297,969)
Change in net unrealized appreciation/depreciation	(3,036,648)	1,556,336	(47,134,535)	21,336,721	(760,961)	834,956
Change in Net Assets Resulting from Operations	(3,827,460)	(562,229)	(69,780,020)	424,489	(1,380,689)	(501,225)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	—	—	—	—	—	—
Net realized gains on investments	—	—	—	—	—	—
Tax return of capital	—	—	—	—	—	—
Total distributions	—	—	—	—	—	—
CAPITAL TRANSACTIONS (a):
Proceeds from shares issued	14,157,840	6,050,273	216,871,931	349,193,760	—	—
Cost of shares redeemed	(12,432,506)	(4,269,615)	(190,665,330)	(325,797,523)	—	—
Change in net assets resulting from capital transactions	1,725,334	1,780,658	26,206,601	23,396,237	—	—
Change in net assets	(2,102,126)	1,218,429	(43,573,419)	23,820,726	(1,380,689)	(501,225)
NET ASSETS:
Beginning of period	$6,889,313	$5,670,884	$217,693,686	$193,872,960	$3,920,454	$4,421,679
End of period	$4,787,187	$6,889,313	$174,120,267	$217,693,686	$2,539,765	$3,920,454
Accumulated undistributed net investment income (loss) included in end of period net assets	$(69,739)	$(98,726)	$(1,317,489)	$(2,215,181)	$(32,560)	$(55,524)
SHARE TRANSACTIONS:
Beginning of period	204,498	154,498	6,159,437	5,459,437	123,326	123,326
Issued	450,000	150,000	8,400,000	8,800,000	—	—
Issued in-kind	—	—	—	—	—	—
Redeemed	(450,000)	(100,000)	(6,850,000)	(8,100,000)	—	—
Redemption in-kind	—	—	—	—	—	—
Shares outstanding, end of period	204,498	204,498	7,709,437	6,159,437	123,326	123,326

(a)  Capital share transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 10 to the Financial Statements.

See accompanying notes to the financial statements.

PROSHARES TRUST STATEMENTS OF CHANGES IN NET ASSETS :: FOR THE PERIODS INDICATED :: 215

	UltraPro Short S&P500®		UltraPro Short QQQ®				UltraPro Short Dow30SM
	Year Ended May 31, 2017	Year Ended May 31, 2016	Year Ended May 31, 2017		Year Ended May 31, 2016		Year Ended May 31, 2017		Year Ended May 31, 2016
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$(3,223,218)	$(4,472,865)	$(2,476,570)		$(3,148,433)		$(953,978)		$(1,180,245)
Net realized gain (loss)	(208,792,449)	(105,300,126)	(172,361,842)		(110,955,420)		(63,719,096)		(38,963,417)
Change in net unrealized appreciation/depreciation	(146,846,768)	(17,663,333)	(250,495,814)		13,943,055		(63,764,336)		9,066,685
Change in Net Assets Resulting from Operations	(358,862,435)	(127,436,324)	(425,334,226)		(100,160,798)		(128,437,410)		(31,076,977)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	—	—	—		—		—		—
Net realized gains on investments	—	—	—		—		—		—
Tax return of capital	—	—	—		—		—		—
Total distributions	—	—	—		—		—		—
CAPITAL TRANSACTIONS (a):
Proceeds from shares issued	942,885,458	1,734,080,279	907,509,367		1,167,435,328		252,330,377		254,427,964
Cost of shares redeemed	(706,542,910)	(1,303,368,385)	(533,095,412)		(865,769,488)		(110,559,519)		(177,376,353)
Change in net assets resulting from capital transactions	236,342,548	430,711,894	374,413,955		301,665,840		141,770,858		77,051,611
Change in net assets	(122,519,887)	303,275,570	(50,920,271)		201,505,042		13,333,448		45,974,634
NET ASSETS:
Beginning of period	$820,483,492	$517,207,922	$546,806,633		$345,301,591		$188,718,894		$142,744,260
End of period	$697,963,605	$820,483,492	$495,886,362		$546,806,633		$202,052,342		$188,718,894
Accumulated undistributed net investment income (loss) included in end of period net assets	$(5,021,822)	$(6,086,982)	$(3,770,087)		$(4,093,419)		$(1,427,428)		$(1,569,310)
SHARE TRANSACTIONS:
Beginning of period	30,505,827	15,505,827	7,799,757	(e)	3,712,257	(e)	3,099,917	(e)	1,924,917	(e)
Issued	44,000,000	52,000,000	17,725,000	(e)	13,950,000	(e)	5,462,500	(e)	3,475,000	(e)
Issued in-kind	—	—	—	(e)	—	(e)	—	(e)	—	(e)
Redeemed	(30,750,000)	(37,000,000)	(9,189,464	)(e)	(9,862,500	)(e)	(2,426,141	)(e)	(2,300,000	)(e)
Redemption in-kind	—	—	—	(e)	—	(e)	—	(e)	—	(e)
Shares outstanding, end of period	43,755,827	30,505,827	16,335,293	(e)	7,799,757	(e)	6,136,276	(e)	3,099,917	(e)

(a)  Capital share transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 10 to the Financial Statements.

(e)  As described in Note 13, share amounts have been restated on a retroactive basis to reflect a 1:4 reverse stock split effective January 12, 2017.

See accompanying notes to the financial statements.

216 :: FOR THE PERIODS INDICATED :: STATEMENTS OF CHANGES IN NET ASSETS PROSHARES TRUST

	UltraPro Short MidCap400		UltraPro Short Russell2000				Short Basic Materials
	Year Ended May 31, 2017	Year Ended May 31, 2016	Year Ended May 31, 2017		Year Ended May 31, 2016		Year Ended May 31, 2017	Year Ended May 31, 2016
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$(22,354)	$(41,471)	$(378,454)		$(587,105)		$(28,277)	$(50,559)
Net realized gain (loss)	(1,412,526)	(3,128,908)	(39,344,887)		4,057,695		(2,958,172)	(31,480)
Change in net unrealized appreciation/depreciation	(531,524)	2,478,488	(20,932,394)		(7,730,420)		1,928,211	(2,671,304)
Change in Net Assets Resulting from Operations	(1,966,404)	(691,891)	(60,655,735)		(4,259,830)		(1,058,238)	(2,753,343)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	—	—	—		—		—	—
Net realized gains on investments	—	—	—		—		—	—
Tax return of capital	—	—	—		—		—	—
Total distributions	—	—	—		—		—	—
CAPITAL TRANSACTIONS (a):
Proceeds from shares issued	8,055,549	9,837,532	235,342,496		331,913,839		—	21,764,515
Cost of shares redeemed	(7,231,737)	(9,943,660)	(148,714,511)		(318,687,118)		(10,571,457)	(6,536,223)
Change in net assets resulting from capital transactions	823,812	(106,128)	86,627,985		13,226,721		(10,571,457)	15,228,292
Change in net assets	(1,142,592)	(798,019)	25,972,250		8,966,891		(11,629,695)	12,474,949
NET ASSETS:
Beginning of period	$4,299,463	$5,097,482	$85,452,696		$76,485,805		$13,701,738	$1,226,789
End of period	$3,156,871	$4,299,463	$111,424,946		$85,452,696		$2,072,043	$13,701,738
Accumulated undistributed net investment income (loss) included in end of period net assets	$(37,003)	$(64,525)	$(597,315)		$(868,859)		$(71,729)	$(55,094)
SHARE TRANSACTIONS:
Beginning of period	168,686	168,686	876,165	(e)	738,665	(e)	550,000	50,000
Issued	500,000	300,000	4,150,000	(e)	2,837,500	(e)	—	750,000
Issued in-kind	—	—	—	(e)	—	(e)	—	—
Redeemed	(450,000)	(300,000)	(2,713,023	)(e)	(2,700,000	)(e)	(450,000)	(250,000)
Redemption in-kind	—	—	—	(e)	—	(e)	—	—
Shares outstanding, end of period	218,686	168,686	2,313,142	(e)	876,165	(e)	100,000	550,000

(a)  Capital share transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 10 to the Financial Statements.

(e)  As described in Note 13, share amounts have been restated on a retroactive basis to reflect a 1:4 reverse stock split effective January 12, 2017.

See accompanying notes to the financial statements.

PROSHARES TRUST STATEMENTS OF CHANGES IN NET ASSETS :: FOR THE PERIODS INDICATED :: 217

	Short Financials		Short Oil & Gas		Short Real Estate
	Year Ended May 31, 2017	Year Ended May 31, 2016	Year Ended May 31, 2017	Year Ended May 31, 2016	Year Ended May 31, 2017	Year Ended May 31, 2016
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$(192,659)	$(220,954)	$(32,969)	$(84,704)	$(109,756)	$(308,791)
Net realized gain (loss)	(110,344)	(4,946,121)	1,360,386	(415,290)	(5,310,335)	(774,277)
Change in net unrealized appreciation/depreciation	(6,057,636)	605,455	(1,738,488)	542,673	3,171,567	(5,119,714)
Change in Net Assets Resulting from Operations	(6,360,639)	(4,561,620)	(411,071)	42,679	(2,248,524)	(6,202,782)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	—	—	—	—	—	—
Net realized gains on investments	—	—	—	—	—	—
Tax return of capital	—	—	—	—	—	—
Total distributions	—	—	—	—	—	—
CAPITAL TRANSACTIONS (a):
Proceeds from shares issued	13,933,158	31,795,545	—	22,747,816	9,523,156	67,044,745
Cost of shares redeemed	(20,247,911)	(3,394,581)	(3,671,690)	(19,906,410)	(21,037,556)	(87,095,818)
Change in net assets resulting from capital transactions	(6,314,753)	28,400,964	(3,671,690)	2,841,406	(11,514,400)	(20,051,073)
Change in net assets	(12,675,392)	23,839,344	(4,082,761)	2,884,085	(13,762,924)	(26,253,855)
NET ASSETS:
Beginning of period	$41,941,162	$18,101,818	$7,367,005	$4,482,920	$28,850,703	$55,104,558
End of period	$29,265,770	$41,941,162	$3,284,244	$7,367,005	$15,087,779	$28,850,703
Accumulated undistributed net investment income (loss) included in end of period net assets	$(307,729)	$(314,833)	$(66,460)	$(100,374)	$(194,423)	$(474,736)
SHARE TRANSACTIONS:
Beginning of period	2,550,000	1,050,000	275,000	175,000	1,600,000	2,700,000
Issued	950,000	1,700,000	—	750,000	550,000	3,150,000
Issued in-kind	—	—	—	—	—	—
Redeemed	(1,350,000)	(200,000)	(150,000)	(650,000)	(1,250,000)	(4,250,000)
Redemption in-kind	—	—	—	—	—	—
Shares outstanding, end of period	2,150,000	2,550,000	125,000	275,000	900,000	1,600,000

(a)  Capital share transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 10 to the Financial Statements.
See accompanying notes to the financial statements.

218 :: FOR THE PERIODS INDICATED :: STATEMENTS OF CHANGES IN NET ASSETS PROSHARES TRUST

	Short S&P Regional Banking		UltraShort Basic Materials		UltraShort Nasdaq Biotechnology
	Year Ended May 31, 2017	Year Ended May 31, 2016	Year Ended May 31, 2017	Year Ended May 31, 2016	Year Ended May 31, 2017	Year Ended May 31, 2016
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$(10,332)	$(12,551)	$(66,077)	$(153,940)	$(339,652)	$(1,000,020)
Net realized gain (loss)	(530,571)	—	(7,200,707)	634,645	(1,622,782)	(1,139,222)
Change in net unrealized appreciation/depreciation	(51,327)	(305,083)	3,536,575	(3,000,837)	(5,296,815)	48,781,883
Change in Net Assets Resulting from Operations	(592,230)	(317,634)	(3,730,209)	(2,520,132)	(7,259,249)	46,642,641
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	—	—	—	—	—	—
Net realized gains on investments	—	—	—	—	—	—
Tax return of capital	—	—	—	—	—	—
Total distributions	—	—	—	—	—	—
CAPITAL TRANSACTIONS (a):
Proceeds from shares issued	—	1,372,849	3,097,033	24,160,475	87,454,024	143,295,137
Cost of shares redeemed	—	—	(5,841,914)	(19,066,378)	(93,563,380)	(234,320,283)
Change in net assets resulting from capital transactions	—	1,372,849	(2,744,881)	5,094,097	(6,109,356)	(91,025,146)
Change in net assets	(592,230)	1,055,215	(6,475,090)	2,573,965	(13,368,605)	(44,382,505)
NET ASSETS:
Beginning of period	$2,312,874	$1,257,659	$14,589,306	$12,015,341	$68,082,289	$112,464,794
End of period	$1,720,644	$2,312,874	$8,114,216	$14,589,306	$54,713,684	$68,082,289
Accumulated undistributed net investment income (loss) included in end of period net assets	$(16,513)	$(17,736)	$(125,242)	$(201,775)	$(683,041)	$(1,314,134)
SHARE TRANSACTIONS:
Beginning of period	100,000	50,000	540,969	440,969	1,884,998	3,784,998
Issued	—	50,000	150,000	650,000	2,750,000	4,300,000
Issued in-kind	—	—	—	—	—	—
Redeemed	—	—	(250,000)	(550,000)	(2,750,000)	(6,200,000)
Redemption in-kind	—	—	—	—	—	—
Shares outstanding, end of period	100,000	100,000	440,969	540,969	1,884,998	1,884,998

(a)  Capital share transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 10 to the Financial Statements.

See accompanying notes to the financial statements.

PROSHARES TRUST STATEMENTS OF CHANGES IN NET ASSETS :: FOR THE PERIODS INDICATED :: 219

	UltraShort Consumer Goods		UltraShort Consumer Services		UltraShort Financials
	Year Ended May 31, 2017	Year Ended May 31, 2016	Year Ended May 31, 2017	Year Ended May 31, 2016	Year Ended May 31, 2017	Year Ended May 31, 2016
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$(15,260)	$(18,736)	$(11,450)	$(26,426)	$(243,446)	$(466,158)
Net realized gain (loss)	(3,244)	(811,063)	(39,322)	(3,256,975)	(634,304)	(11,871,063)
Change in net unrealized appreciation/depreciation	(556,187)	382,002	(685,090)	2,887,997	(18,795,314)	2,790,355
Change in Net Assets Resulting from Operations	(574,691)	(447,797)	(735,862)	(395,404)	(19,673,064)	(9,546,866)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	—	—	—	—	—	—
Net realized gains on investments	—	—	—	—	—	—
Tax return of capital	—	—	—	—	—	—
Total distributions	—	—	—	—	—	—
CAPITAL TRANSACTIONS (a):
Proceeds from shares issued	4,693,520	4,779,782	—	3,644,427	26,309,749	22,006,347
Cost of shares redeemed	(4,620,301)	(6,166,079)	—	(4,763,423)	(12,083,142)	(13,537,831)
Change in net assets resulting from capital transactions	73,219	(1,386,297)	—	(1,118,996)	14,226,607	8,468,516
Change in net assets	(501,472)	(1,834,094)	(735,862)	(1,514,400)	(5,446,457)	(1,078,350)
NET ASSETS:
Beginning of period	$2,210,623	$4,044,717	$2,512,213	$4,026,613	$55,370,602	$56,448,952
End of period	$1,709,151	$2,210,623	$1,776,351	$2,512,213	$49,924,145	$55,370,602
Accumulated undistributed net investment income (loss) included in end of period net assets	$(22,140)	$(28,533)	$(21,326)	$(42,451)	$(433,596)	$(679,320)
SHARE TRANSACTIONS:
Beginning of period	112,457	162,457	62,317	87,468	1,294,832	1,169,832
Issued	250,000	200,000	—	75,000	775,000	400,000
Issued in-kind	—	—	—	—	—	—
Redeemed	(250,000)	(250,000)	—	(100,151)	(350,000)	(275,000)
Redemption in-kind	—	—	—	—	—	—
Shares outstanding, end of period	112,457	112,457	62,317	62,317	1,719,832	1,294,832

(a)  Capital share transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 10 to the Financial Statements.

See accompanying notes to the financial statements.

220 :: FOR THE PERIODS INDICATED :: STATEMENTS OF CHANGES IN NET ASSETS PROSHARES TRUST

	UltraShort Gold Miners				UltraShort Health Care		UltraShort Industrials
	Year Ended May 31, 2017		Year Ended May 31, 2016		Year Ended May 31, 2017	Year Ended May 31, 2016	Year Ended May 31, 2017	Year Ended May 31, 2016
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$(23,014)		$(15,135)		$(17,698)	$(27,115)	$(20,434)	$(43,750)
Net realized gain (loss)	1,559,293		126,704		(633,138)	(2,396,277)	(439,956)	(2,734,948)
Change in net unrealized appreciation/depreciation	(706,025)		(657,656)		512,482	1,940,802	(1,093,218)	1,659,135
Change in Net Assets Resulting from Operations	830,254		(546,087)		(138,354)	(482,590)	(1,553,608)	(1,119,563)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	—		—		—	—	—	—
Net realized gains on investments	—		—		—	—	—	—
Tax return of capital	—		—		—	—	—	—
Total distributions	—		—		—	—	—	—
CAPITAL TRANSACTIONS (a):
Proceeds from shares issued	10,207,143		6,783,688		3,221,244	6,833,081	761,252	5,383,763
Cost of shares redeemed	(11,503,694)		(5,282,333)		(4,578,554)	(5,234,995)	(820,635)	(4,063,526)
Change in net assets resulting from capital transactions	(1,296,551)		1,501,355		(1,357,310)	1,598,086	(59,383)	1,320,237
Change in net assets	(466,297)		955,268		(1,495,664)	1,115,496	(1,612,991)	200,674
NET ASSETS:
Beginning of period	$3,053,775		$2,098,507		$2,844,663	$1,729,167	$4,615,439	$4,414,765
End of period	$2,587,478		$3,053,775		$1,348,999	$2,844,663	$3,002,448	$4,615,439
Accumulated undistributed net investment income (loss) included in end of period net assets	$(28,246)		$(7,458)		$(29,367)	$(37,095)	$(34,900)	$(60,053)
SHARE TRANSACTIONS:
Beginning of period	112,500	(c)	25,000	(c)	60,905	35,934	135,842	110,842
Issued	650,000	(c)	125,000	(c)	75,000	125,000	25,000	125,000
Issued in-kind	—	(c)	—	(c)	—	—	—	—
Redeemed	(600,064	)(c)	(37,500	)(c)	(100,000)	(100,029)	(25,000)	(100,000)
Redemption in-kind	—	(c)	—	(c)	—	—	—	—
Shares outstanding, end of period	162,436	(c)	112,500	(c)	35,905	60,905	135,842	135,842

(a)  Capital share transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 10 to the Financial Statements.

(c)  As described in Note 13, share amounts have been restated on a retroactive basis to reflect a 1:4 reverse stock split effective July 25, 2016.

See accompanying notes to the financial statements.

PROSHARES TRUST STATEMENTS OF CHANGES IN NET ASSETS :: FOR THE PERIODS INDICATED :: 221

	UltraShort Oil & Gas		UltraShort Oil & Gas Exploration & Production		UltraShort Real Estate
	Year Ended May 31, 2017	Year Ended May 31, 2016	Year Ended May 31, 2017	June 22, 2015* through May 31, 2016	Year Ended May 31, 2017	Year Ended May 31, 2016
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$(221,326)	$(376,791)	$(5,231)	$(20,253)	$(187,658)	$(273,365)
Net realized gain (loss)	(19,291,206)	13,805,303	(131,963)	822,389	(8,978,500)	(7,023,435)
Change in net unrealized appreciation/depreciation	16,307,601	(15,418,333)	(411,994)	(325,851)	2,613,014	(1,554,385)
Change in Net Assets Resulting from Operations	(3,204,931)	(1,989,821)	(549,188)	476,285	(6,553,144)	(8,851,185)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	—	—	—	—	—	—
Net realized gains on investments	—	—	—	—	—	—
Tax return of capital	—	—	—	—	—	—
Total distributions	—	—	—	—	—	—
CAPITAL TRANSACTIONS (a):
Proceeds from shares issued	49,908,450	80,539,731	895,929	9,404,587	38,655,276	53,150,874
Cost of shares redeemed	(67,130,769)	(67,591,883)	(486,556)	(8,962,966)	(36,037,087)	(38,645,030)
Change in net assets resulting from capital transactions	(17,222,319)	12,947,848	409,373	441,621	2,618,189	14,505,844
Change in net assets	(20,427,250)	10,958,027	(139,815)	917,906	(3,934,955)	5,654,659
NET ASSETS:
Beginning of period	$55,135,307	$44,177,280	$917,906	$—	$38,299,366	$32,644,707
End of period	$34,708,057	$55,135,307	$778,091	$917,906	$34,364,411	$38,299,366
Accumulated undistributed net investment income (loss) included in end of period net assets	$(356,381)	$(573,055)	$(11,435)	$(20,253)	$(293,281)	$(386,694)
SHARE TRANSACTIONS:
Beginning of period	1,067,108	867,108	50,001	—	995,837	647,877
Issued	1,150,000	1,250,000	50,000	300,001	1,050,000	1,150,000
Issued in-kind	—	—	—	—	—	—
Redeemed	(1,500,000)	(1,050,000)	(50,000)	(250,000)	(1,000,000)	(802,040)
Redemption in-kind	—	—	—	—	—	—
Shares outstanding, end of period	717,108	1,067,108	50,001	50,001	1,045,837	995,837

*  Commencement of investment operations.

(a)  Capital share transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 10 to the Financial Statements.

See accompanying notes to the financial statements.

222 :: FOR THE PERIODS INDICATED :: STATEMENTS OF CHANGES IN NET ASSETS PROSHARES TRUST

	UltraShort Semiconductors		UltraShort Technology		UltraShort Utilities
	Year Ended May 31, 2017	Year Ended May 31, 2016	Year Ended May 31, 2017	Year Ended May 31, 2016	Year Ended May 31, 2017	Year Ended May 31, 2016
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$(26,214)	$(31,248)	$(23,100)	$(57,294)	$(54,270)	$(43,725)
Net realized gain (loss)	(439,911)	(2,443,409)	16,464	(4,525,118)	(59,692)	(817,765)
Change in net unrealized appreciation/depreciation	(2,841,297)	2,457,435	(2,429,704)	3,468,896	(2,424,324)	(530,137)
Change in Net Assets Resulting from Operations	(3,307,422)	(17,222)	(2,436,340)	(1,113,516)	(2,538,286)	(1,391,627)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	—	—	—	—	—	—
Net realized gains on investments	—	—	—	—	—	—
Tax return of capital	—	—	—	—	—	—
Total distributions	—	—	—	—	—	—
CAPITAL TRANSACTIONS (a):
Proceeds from shares issued	19,819,220	2,162,925	991,437	5,572,150	8,357,786	3,104,234
Cost of shares redeemed	(15,048,780)	(2,420,968)	(637,627)	(7,497,351)	(2,328,632)	(6,011,262)
Change in net assets resulting from capital transactions	4,770,440	(258,043)	353,810	(1,925,201)	6,029,154	(2,907,028)
Change in net assets	1,463,018	(275,265)	(2,082,530)	(3,038,717)	3,490,868	(4,298,655)
NET ASSETS:
Beginning of period	$2,791,745	$3,067,010	$4,352,481	$7,391,198	$3,956,394	$8,255,049
End of period	$4,254,763	$2,791,745	$2,269,951	$4,352,481	$7,447,262	$3,956,394
Accumulated undistributed net investment income (loss) included in end of period net assets	$(37,617)	$(46,746)	$(40,517)	$(83,320)	$(64,678)	$(68,479)
SHARE TRANSACTIONS:
Beginning of period	75,984	75,984	103,079	153,079	112,490	162,490
Issued	850,000	50,000	25,000	100,000	250,000	75,000
Issued in-kind	—	—	—	—	—	—
Redeemed	(650,000)	(50,000)	(25,000)	(150,000)	(75,000)	(125,000)
Redemption in-kind	—	—	—	—	—	—
Shares outstanding, end of period	275,984	75,984	103,079	103,079	287,490	112,490

(a)  Capital share transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 10 to the Financial Statements.

See accompanying notes to the financial statements.

PROSHARES TRUST STATEMENTS OF CHANGES IN NET ASSETS :: FOR THE PERIODS INDICATED :: 223

	UltraPro Short Nasdaq Biotechnology		UltraPro Short Financial Select Sector				Short MSCI EAFE
	Year Ended May 31, 2017	June 22, 2015* through May 31, 2016	Year Ended May 31, 2017		Year Ended May 31, 2016		Year Ended May 31, 2017	Year Ended May 31, 2016
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$(58,409)	$(66,842)	$(12,488)		$(34,692)		$(392,991)	$(580,829)
Net realized gain (loss)	(973,316)	3,196,941	438,572		(2,151,138)		(2,194,159)	1,299,455
Change in net unrealized appreciation/depreciation	805,650	(216,826)	(1,667,316)		2,307,895		(7,259,295)	(5,617,118)
Change in Net Assets Resulting from Operations	(226,075)	2,913,273	(1,241,232)		122,065		(9,846,445)	(4,898,492)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	—	—	—		—		—	—
Net realized gains on investments	—	—	—		—		—	—
Tax return of capital	—	—	—		—		—	—
Total distributions	—	—	—		—		—	—
CAPITAL TRANSACTIONS (a):
Proceeds from shares issued	17,762,108	28,370,569	1,151,937		4,154,948		47,422,419	232,619,904
Cost of shares redeemed	(15,790,619)	(25,935,198)	—		(5,901,237)		(105,358,176)	(159,169,807)
Change in net assets resulting from capital transactions	1,971,489	2,435,371	1,151,937		(1,746,289)		(57,935,757)	73,450,097
Change in net assets	1,745,414	5,348,644	(89,295)		(1,624,224)		(67,782,202)	68,551,605
NET ASSETS:
Beginning of period	$5,348,644	$—	$2,299,594		$3,923,818		$100,436,718	$31,885,113
End of period	$7,094,058	$5,348,644	$2,210,299		$2,299,594		$32,654,516	$100,436,718
Accumulated undistributed net investment income (loss) included in end of period net assets	$(31,352)	$(66,842)	$(22,936)		$(49,399)		$(654,100)	$(937,651)
SHARE TRANSACTIONS:
Beginning of period	200,001	—	68,747	(f)	93,747	(f)	3,025,000	1,025,000
Issued	800,000	1,050,001	74,976	(f)	100,000	(f)	1,450,000	6,850,000
Issued in-kind	—	—	—	(f)	—	(f)	—	—
Redeemed	(600,000)	(850,000)	—	(f)	(125,000	)(f)	(3,300,000)	(4,850,000)
Redemption in-kind	—	—	—	(f)	—	(f)	—	—
Shares outstanding, end of period	400,001	200,001	143,723	(f)	68,747	(f)	1,175,000	3,025,000

*  Commencement of investment operations.

(a)  Capital share transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 10 to the Financial Statements.

(f)  As described in Note 13, share amounts have been restated on a retroactive basis to reflect a 1:2 reverse stock split effective January 12, 2017.

See accompanying notes to the financial statements.

224 :: FOR THE PERIODS INDICATED :: STATEMENTS OF CHANGES IN NET ASSETS PROSHARES TRUST

	Short MSCI Emerging Markets		Short FTSE China 50		UltraShort MSCI EAFE
	Year Ended May 31, 2017	Year Ended May 31, 2016	Year Ended May 31, 2017	Year Ended May 31, 2016	Year Ended May 31, 2017	Year Ended May 31, 2016
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$(1,159,197)	$(3,224,767)	$(63,828)	$(97,809)	$(37,949)	$(53,454)
Net realized gain (loss)	(79,129,405)	37,653,396	(3,455,628)	2,323,539	(889,709)	(733,813)
Change in net unrealized appreciation/depreciation	17,461,034	(6,311,304)	882,259	(521,355)	(885,260)	516,280
Change in Net Assets Resulting from Operations	(62,827,568)	28,117,325	(2,637,197)	1,704,375	(1,812,918)	(270,987)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	—	—	—	—	—	—
Net realized gains on investments	—	—	—	—	—	—
Tax return of capital	—	—	—	—	—	—
Total distributions	—	—	—	—	—	—
CAPITAL TRANSACTIONS (a):
Proceeds from shares issued	130,572,854	660,614,628	2,556,590	18,021,569	—	14,544,495
Cost of shares redeemed	(209,994,163)	(646,762,598)	(3,939,583)	(9,972,147)	(1,872,506)	(9,977,742)
Change in net assets resulting from capital transactions	(79,421,309)	13,852,030	(1,382,993)	8,049,422	(1,872,506)	4,566,753
Change in net assets	(142,248,877)	41,969,355	(4,020,190)	9,753,797	(3,685,424)	4,295,766
NET ASSETS:
Beginning of period	$301,269,215	$259,299,860	$13,248,172	$3,494,375	$7,439,359	$3,143,593
End of period	$159,020,338	$301,269,215	$9,227,982	$13,248,172	$3,753,935	$7,439,359
Accumulated undistributed net investment income (loss) included in end of period net assets	$(2,231,681)	$(4,196,335)	$(103,880)	$(111,127)	$(61,340)	$(72,389)
SHARE TRANSACTIONS:
Beginning of period	10,850,000	10,500,000	450,000	150,000	187,428	87,428
Issued	5,300,000	22,850,000	100,000	650,000	—	350,000
Issued in-kind	—	—	—	—	—	—
Redeemed	(8,600,000)	(22,500,000)	(150,000)	(350,000)	(50,000)	(250,000)
Redemption in-kind	—	—	—	—	—	—
Shares outstanding, end of period	7,550,000	10,850,000	400,000	450,000	137,428	187,428

(a)  Capital share transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 10 to the Financial Statements.

See accompanying notes to the financial statements.

PROSHARES TRUST STATEMENTS OF CHANGES IN NET ASSETS :: FOR THE PERIODS INDICATED :: 225

	UltraShort MSCI Emerging Markets		UltraShort FTSE Europe		UltraShort MSCI Brazil Capped
	Year Ended May 31, 2017	Year Ended May 31, 2016	Year Ended May 31, 2017	Year Ended May 31, 2016	Year Ended May 31, 2017	Year Ended May 31, 2016
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$(213,747)	$(543,024)	$(275,748)	$(372,599)	$(207,359)	$(270,998)
Net realized gain (loss)	(29,906,775)	6,199,736	(4,537,185)	(8,475,721)	(28,362,951)	8,748,426
Change in net unrealized appreciation/depreciation	5,693,902	(5,676,581)	(13,789,631)	7,647,467	(16,763,361)	(6,029,083)
Change in Net Assets Resulting from Operations	(24,426,620)	(19,869)	(18,602,564)	(1,200,853)	(45,333,671)	2,448,345
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	—	—	—	—	—	—
Net realized gains on investments	—	—	—	—	—	—
Tax return of capital	—	—	—	—	—	—
Total distributions	—	—	—	—	—	—
CAPITAL TRANSACTIONS (a):
Proceeds from shares issued	72,785,438	125,210,036	37,280,248	73,271,311	89,679,587	80,876,458
Cost of shares redeemed	(73,647,797)	(104,254,433)	(28,761,328)	(55,911,345)	(74,670,319)	(52,179,137)
Change in net assets resulting from capital transactions	(862,359)	20,955,603	8,518,920	17,359,966	15,009,268	28,697,321
Change in net assets	(25,288,979)	20,935,734	(10,083,644)	16,159,113	(30,324,403)	31,145,666
NET ASSETS:
Beginning of period	$57,449,924	$36,514,190	$42,337,316	$26,178,203	$61,031,002	$29,885,336
End of period	$32,160,945	$57,449,924	$32,253,672	$42,337,316	$30,706,599	$61,031,002
Accumulated undistributed net investment income (loss) included in end of period net assets	$(416,732)	$(681,441)	$(427,230)	$(486,771)	$(325,212)	$(363,834)
SHARE TRANSACTIONS:
Beginning of period	2,769,744	2,119,744	762,119	512,119	1,524,902	649,902
Issued	4,550,000	5,400,000	675,000	1,200,000	5,250,000	1,675,000
Issued in-kind	—	—	—	—	—	—
Redeemed	(4,550,000)	(4,750,000)	(550,000)	(950,000)	(4,525,000)	(800,000)
Redemption in-kind	—	—	—	—	—	—
Shares outstanding, end of period	2,769,744	2,769,744	887,119	762,119	2,249,902	1,524,902

(a)  Capital share transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 10 to the Financial Statements.

See accompanying notes to the financial statements.

226 :: FOR THE PERIODS INDICATED :: STATEMENTS OF CHANGES IN NET ASSETS PROSHARES TRUST

	UltraShort FTSE China 50		UltraShort MSCI Japan		UltraShort MSCI Mexico Capped IMI
	Year Ended May 31, 2017	Year Ended May 31, 2016	Year Ended May 31, 2017	Year Ended May 31, 2016	Year Ended May 31, 2017	Year Ended May 31, 2016
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$(285,249)	$(558,604)	$(81,116)	$(130,688)	$(8,067)	$(10,798)
Net realized gain (loss)	(18,055,811)	(8,938,483)	634,101	(4,228,083)	(202,108)	516,493
Change in net unrealized appreciation/depreciation	(7,681,692)	30,444,878	(4,523,880)	3,064,791	(632,341)	(381,059)
Change in Net Assets Resulting from Operations	(26,022,752)	20,947,791	(3,970,895)	(1,293,980)	(842,516)	124,636
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	—	—	—	—	—	—
Net realized gains on investments	—	—	—	—	—	—
Tax return of capital	—	—	—	—	—	—
Total distributions	—	—	—	—	—	—
CAPITAL TRANSACTIONS (a):
Proceeds from shares issued	10,515,814	60,815,130	1,043,908	22,087,829	1,473,824	—
Cost of shares redeemed	(3,375,520)	(65,937,161)	(4,759,354)	(12,118,392)	(981,440)	—
Change in net assets resulting from capital transactions	7,140,294	(5,122,031)	(3,715,446)	9,969,437	492,384	—
Change in net assets	(18,882,458)	15,825,760	(7,686,341)	8,675,457	(350,132)	124,636
NET ASSETS:
Beginning of period	$62,680,598	$46,854,838	$18,055,330	$9,379,873	$1,310,528	$1,185,892
End of period	$43,798,140	$62,680,598	$10,368,989	$18,055,330	$960,396	$1,310,528
Accumulated undistributed net investment income (loss) included in end of period net assets	$(503,543)	$(730,189)	$(132,747)	$(169,193)	$(12,075)	$(15,205)
SHARE TRANSACTIONS:
Beginning of period	1,510,525	1,660,525	374,913	199,913	49,986	49,986
Issued	350,000	1,350,000	25,000	425,000	50,000	—
Issued in-kind	—	—	—	—	—	—
Redeemed	(100,000)	(1,500,000)	(100,000)	(250,000)	(50,000)	—
Redemption in-kind	—	—	—	—	—	—
Shares outstanding, end of period	1,760,525	1,510,525	299,913	374,913	49,986	49,986

(a)  Capital share transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 10 to the Financial Statements.

See accompanying notes to the financial statements.

PROSHARES TRUST STATEMENTS OF CHANGES IN NET ASSETS :: FOR THE PERIODS INDICATED :: 227

	Short 7-10 Year Treasury		Short 20+ Year Treasury		Short High Yield
	Year Ended May 31, 2017	Year Ended May 31, 2016	Year Ended May 31, 2017	Year Ended May 31, 2016	Year Ended May 31, 2017	Year Ended May 31, 2016
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$(170,866)	$(284,861)	$(3,599,889)	$(6,731,825)	$(907,562)	$(1,278,814)
Net realized gain (loss)	(1,572,178)	(845,870)	(64,809,647)	(71,210,794)	(3,723)	7,964,103
Change in net unrealized appreciation/depreciation	1,350,231	(813,697)	76,364,411	(7,794,655)	(21,657,039)	(16,129,872)
Change in Net Assets Resulting from Operations	(392,813)	(1,944,428)	7,954,875	(85,737,274)	(22,568,324)	(9,444,583)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	—	—	—	—	—	—
Net realized gains on investments	—	—	—	—	—	—
Tax return of capital	—	—	—	—	—	—
Total distributions	—	—	—	—	—	—
CAPITAL TRANSACTIONS (a):
Proceeds from shares issued	18,660,112	2,953,539	375,745,135	212,558,866	483,927,053	248,269,689
Cost of shares redeemed	(7,091,109)	(11,612,335)	(343,407,663)	(543,014,852)	(534,263,886)	(98,348,705)
Change in net assets resulting from capital transactions	11,569,003	(8,658,796)	32,337,472	(330,455,986)	(50,336,833)	149,920,984
Change in net assets	11,176,190	(10,603,224)	40,292,347	(416,193,260)	(72,905,157)	140,476,401
NET ASSETS:
Beginning of period	$28,835,986	$39,439,210	$634,958,116	$1,051,151,376	$195,523,388	$55,046,987
End of period	$40,012,176	$28,835,986	$675,250,463	$634,958,116	$122,618,231	$195,523,388
Accumulated undistributed net investment income (loss) included in end of period net assets	$(259,751)	$(467,369)	$(5,465,870)	$(10,148,231)	$(1,556,789)	$(1,493,555)
SHARE TRANSACTIONS:
Beginning of period	1,025,000	1,325,000	28,200,000	41,800,000	7,300,000	2,050,000
Issued	650,000	100,000	16,900,000	8,650,000	19,150,000	8,750,000
Issued in-kind	—	—	—	—	—	—
Redeemed	(250,000)	(400,000)	(15,250,000)	(22,250,000)	(21,250,000)	(3,500,000)
Redemption in-kind	—	—	—	—	—	—
Shares outstanding, end of period	1,425,000	1,025,000	29,850,000	28,200,000	5,200,000	7,300,000

(a)  Capital share transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 10 to the Financial Statements.

See accompanying notes to the financial statements.

228 :: FOR THE PERIODS INDICATED :: STATEMENTS OF CHANGES IN NET ASSETS PROSHARES TRUST

	UltraShort 3-7 Year Treasury		UltraShort 7-10 Year Treasury		UltraShort 20+ Year Treasury
	Year Ended May 31, 2017	Year Ended May 31, 2016	Year Ended May 31, 2017	Year Ended May 31, 2016	Year Ended May 31, 2017	Year Ended May 31, 2016
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$(15,339)	$(23,111)	$(770,440)	$(1,573,756)	$(9,738,817)	$(21,197,196)
Net realized gain (loss)	(202,379)	(127,358)	(20,575,415)	(13,338,384)	(305,433,216)	(295,836,325)
Change in net unrealized appreciation/depreciation	181,135	(35,305)	21,231,794	(5,129,405)	361,880,325	(252,947,619)
Change in Net Assets Resulting from Operations	(36,583)	(185,774)	(114,061)	(20,041,545)	46,708,292	(569,981,140)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	—	—	—	—	—	—
Net realized gains on investments	—	—	—	—	—	—
Tax return of capital	—	—	—	—	—	—
Total distributions	—	—	—	—	—	—
CAPITAL TRANSACTIONS (a):
Proceeds from shares issued	—	—	25,056,391	5,318,116	1,059,468,636	799,213,217
Cost of shares redeemed	—	—	(55,513,330)	(80,390,278)	(1,169,175,292)	(1,129,291,223)
Change in net assets resulting from capital transactions	—	—	(30,456,939)	(75,072,162)	(109,706,656)	(330,078,006)
Change in net assets	(36,583)	(185,774)	(30,571,000)	(95,113,707)	(62,998,364)	(900,059,146)
NET ASSETS:
Beginning of period	$2,677,522	$2,863,296	$155,849,881	$250,963,588	$2,116,936,726	$3,016,995,872
End of period	$2,640,939	$2,677,522	$125,278,881	$155,849,881	$2,053,938,362	$2,116,936,726
Accumulated undistributed net investment income (loss) included in end of period net assets	$(23,396)	$(37,086)	$(1,239,695)	$(2,465,892)	$(15,666,056)	$(31,416,830)
SHARE TRANSACTIONS:
Beginning of period	100,000	100,000	7,350,000	10,600,000	58,206,929	65,706,929
Issued	—	—	1,150,000	250,000	29,150,000	18,900,000
Issued in-kind	—	—	—	—	—	—
Redeemed	—	—	(2,600,000)	(3,500,000)	(30,850,000)	(26,400,000)
Redemption in-kind	—	—	—	—	—	—
Shares outstanding, end of period	100,000	100,000	5,900,000	7,350,000	56,506,929	58,206,929

(a)  Capital share transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 10 to the Financial Statements.

See accompanying notes to the financial statements.

PROSHARES TRUST STATEMENTS OF CHANGES IN NET ASSETS :: FOR THE PERIODS INDICATED :: 229

	UltraShort TIPS		UltraPro Short 20+ Year Treasury		Ultra S&P500®
	Year Ended May 31, 2017	Year Ended May 31, 2016	Year Ended May 31, 2017	Year Ended May 31, 2016	Year Ended May 31, 2017	Year Ended May 31, 2016
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$(7,586)	$(39,156)	$(491,077)	$(819,136)	$10,285,880	$16,295,927
Net realized gain (loss)	34,747	292,528	(11,873,094)	(12,491,804)	185,627,244	84,473,570
Change in net unrealized appreciation/depreciation	(86,362)	46,456	12,369,978	(22,619,676)	305,258,606	(114,002,816)
Change in Net Assets Resulting from Operations	(59,201)	299,828	5,807	(35,930,616)	501,171,730	(13,233,319)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	—	—	—	—	(7,241,678)	(11,835,408)
Net realized gains on investments	—	—	—	—	—	—
Tax return of capital	—	—	—	—	—	—
Total distributions	—	—	—	—	(7,241,678)	(11,835,408)
CAPITAL TRANSACTIONS (a):
Proceeds from shares issued	—	—	33,680,910	22,793,969	1,175,433,152	817,584,347
Cost of shares redeemed	—	(9,713,648)	(24,201,777)	(17,144,306)	(1,308,001,491)	(1,216,823,701)
Change in net assets resulting from capital transactions	—	(9,713,648)	9,479,133	5,649,663	(132,568,339)	(399,239,354)
Change in net assets	(59,201)	(9,413,820)	9,484,940	(30,280,953)	361,361,713	(424,308,081)
NET ASSETS:
Beginning of period	$1,289,702	$10,703,522	$74,873,937	$105,154,890	$1,499,470,455	$1,923,778,536
End of period	$1,230,501	$1,289,702	$84,358,877	$74,873,937	$1,860,832,168	$1,499,470,455
Accumulated undistributed net investment income (loss) included in end of period net assets	$(11,741)	$(79,865)	$(736,585)	$(1,180,301)	$4,465,640	$2,170,352
SHARE TRANSACTIONS:
Beginning of period	50,000	400,000	2,674,917	2,574,917	22,600,000	28,550,000
Issued	—	—	1,200,000	600,000	12,650,000	8,450,000
Issued in-kind	—	—	—	—	3,150,000	5,400,000
Redeemed	—	(350,000)	(800,000)	(500,000)	(100,000)	(850,000)
Redemption in-kind	—	—	—	—	(17,300,000)	(18,950,000)
Shares outstanding, end of period	50,000	50,000	3,074,917	2,674,917	21,000,000	22,600,000

(a)  Capital share transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 10 to the Financial Statements.
See accompanying notes to the financial statements.

230 :: FOR THE PERIODS INDICATED :: STATEMENTS OF CHANGES IN NET ASSETS PROSHARES TRUST

	Ultra QQQ®				Ultra Dow30SM		Ultra MidCap400
	Year Ended May 31, 2017		Year Ended May 31, 2016		Year Ended May 31, 2017	Year Ended May 31, 2016	Year Ended May 31, 2017	Year Ended May 31, 2016
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$496,610		$1,720,041		$2,900,279	$3,246,158	$458,637	$579,825
Net realized gain (loss)	113,949,311		68,080,389		28,459,608	34,497,361	19,628,656	(52,183,441)
Change in net unrealized appreciation/depreciation	369,654,863		(97,509,452)		63,222,120	(46,783,671)	16,717,267	45,886,720
Change in Net Assets Resulting from Operations	484,100,784		(27,709,022)		94,582,007	(9,040,152)	36,804,560	(5,716,896)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(1,286,503)		(1,701,089)		(2,998,179)	(3,378,914)	(603,215)	(356,569)
Net realized gains on investments	—		—		—	—	—	—
Tax return of capital	—		—		—	—	—	—
Total distributions	(1,286,503)		(1,701,089)		(2,998,179)	(3,378,914)	(603,215)	(356,569)
CAPITAL TRANSACTIONS (a):
Proceeds from shares issued	328,519,918		385,909,033		149,593,068	163,245,494	78,567,488	91,354,772
Cost of shares redeemed	(427,712,161)		(510,445,184)		(173,417,408)	(223,266,892)	(144,676,226)	(85,510,446)
Change in net assets resulting from capital transactions	(99,192,243)		(124,536,151)		(23,824,340)	(60,021,398)	(66,108,738)	5,844,326
Change in net assets	383,622,038		(153,946,262)		67,759,488	(72,440,464)	(29,907,393)	(229,139)
NET ASSETS:
Beginning of period	$874,129,921		$1,028,076,183		$245,631,148	$318,071,612	$143,635,243	$143,864,382
End of period	$1,257,751,959		$874,129,921		$313,390,636	$245,631,148	$113,727,850	$143,635,243
Accumulated undistributed net investment income (loss) included in end of period net assets	$1,077,582		$788,333		$533,067	$594,973	$(85,504)	$30,516
SHARE TRANSACTIONS:
Beginning of period	23,300,000	(i)	26,700,000	(i)	3,650,000	4,600,000	1,875,000	1,775,000
Issued	3,700,000	(i)	4,000,000	(i)	650,000	750,000	600,000	350,000
Issued in-kind	3,700,000	(i)	6,600,000	(i)	1,250,000	1,850,000	250,000	850,000
Redeemed	—	(i)	(2,000,000	)(i)	(900,000)	(1,300,000)	(450,000)	(100,000)
Redemption in-kind	(10,000,000	)(i)	(12,000,000	)(i)	(1,350,000)	(2,250,000)	(1,150,000)	(1,000,000)
Shares outstanding, end of period	20,700,000	(i)	23,300,000	(i)	3,300,000	3,650,000	1,125,000	1,875,000

(a)  Capital share transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 10 to the Financial Statements.

(i)  As described in Note 17, share amounts have been restated on a retroactive basis to reflect a 2:1 stock split effective July 17, 2017.

See accompanying notes to the financial statements.

PROSHARES TRUST STATEMENTS OF CHANGES IN NET ASSETS :: FOR THE PERIODS INDICATED :: 231

	Ultra Russell2000				Ultra SmallCap600		UltraPro S&P500®
	Year Ended May 31, 2017		Year Ended May 31, 2016		Year Ended May 31, 2017	Year Ended May 31, 2016	Year Ended May 31, 2017	Year Ended May 31, 2016
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$376,744		$459,682		$(5,297)	$25,052	$(1,550,587)	$5,057,257
Net realized gain (loss)	38,249,102		(54,046,579)		1,974,299	4,412,249	8,421,253	88,912,684
Change in net unrealized appreciation/depreciation	22,192,829		7,899,327		5,086,107	(5,475,659)	327,965,076	(73,025,152)
Change in Net Assets Resulting from Operations	60,818,675		(45,687,570)		7,055,109	(1,038,358)	334,835,742	20,944,789
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(550,208)		(476,749)		(17,036)	(17,828)	(974,770)	(2,540,085)
Net realized gains on investments	—		—		—	—	—	—
Tax return of capital	—		—		—	—	—	—
Total distributions	(550,208)		(476,749)		(17,036)	(17,828)	(974,770)	(2,540,085)
CAPITAL TRANSACTIONS (a):
Proceeds from shares issued	339,935,231		99,005,076		25,494,527	13,977,223	683,320,685	1,456,212,783
Cost of shares redeemed	(408,450,846)		(93,795,467)		(27,564,474)	(15,163,270)	(826,227,599)	(1,585,697,961)
Change in net assets resulting from capital transactions	(68,515,615)		5,209,609		(2,069,947)	(1,186,047)	(142,906,914)	(129,485,178)
Change in net assets	(8,247,148)		(40,954,710)		4,968,126	(2,242,233)	190,954,058	(111,080,474)
NET ASSETS:
Beginning of period	$166,404,408		$207,359,118		$18,756,337	$20,998,570	$689,507,676	$800,588,150
End of period	$158,157,260		$166,404,408		$23,724,463	$18,756,337	$880,461,734	$689,507,676
Accumulated undistributed net investment income (loss) included in end of period net assets	$987,991		$992,443		$28,610	$40,625	$(1,035,976)	$1,728,548
SHARE TRANSACTIONS:
Beginning of period	4,100,000	(i)	4,300,000	(i)	325,000	350,000	10,300,000	11,300,000
Issued	2,800,000	(i)	900,000	(i)	350,000	250,000	5,200,000	17,850,000
Issued in-kind	3,700,000	(i)	1,300,000	(i)	25,000	—	3,600,000	6,800,000
Redeemed	(4,400,000	)(i)	(1,900,000	)(i)	—	—	(1,750,000)	(2,650,000)
Redemption in-kind	(3,400,000	)(i)	(500,000	)(i)	(400,000)	(275,000)	(8,750,000)	(23,000,000)
Shares outstanding, end of period	2,800,000	(i)	4,100,000	(i)	300,000	325,000	8,600,000	10,300,000

(a)  Capital share transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 10 to the Financial Statements.

(i)  As described in Note 17, share amounts have been restated on a retroactive basis to reflect a 2:1 stock split effective July 17, 2017.

See accompanying notes to the financial statements.

232 :: FOR THE PERIODS INDICATED :: STATEMENTS OF CHANGES IN NET ASSETS PROSHARES TRUST

	UltraPro QQQ®				UltraPro Dow30SM				UltraPro MidCap400
	Year Ended May 31, 2017		Year Ended May 31, 2016		Year Ended May 31, 2017		Year Ended May 31, 2016		Year Ended May 31, 2017	Year Ended May 31, 2016
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$(4,099,114)		$(892,161)		$139,269		$1,714,766		$(51,776)	$48,645
Net realized gain (loss)	334,224,409		102,786,459		15,518,673		26,462,065		757,982	(2,920,323)
Change in net unrealized appreciation/depreciation	591,993,438		(44,930,938)		63,440,693		(11,618,678)		11,379,709	(6,816,634)
Change in Net Assets Resulting from Operations	922,118,733		56,963,360		79,098,635		16,558,153		12,085,915	(9,688,312)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	—		—		(346,032)		(725,021)		(4,590)	(18,759)
Net realized gains on investments	—		—		—		—		—	—
Tax return of capital	—		—		—		—		—	—
Total distributions	—		—		(346,032)		(725,021)		(4,590)	(18,759)
CAPITAL TRANSACTIONS (a):
Proceeds from shares issued	1,400,136,328		2,284,234,337		217,917,028		343,348,888		4,076,914	4,380,071
Cost of shares redeemed	(1,702,555,496)		(2,223,917,002)		(270,386,627)		(328,332,887)		(7,060,008)	(16,434,935)
Change in net assets resulting from capital transactions	(302,419,168)		60,317,335		(52,469,599)		15,016,001		(2,983,094)	(12,054,864)
Change in net assets	619,699,565		117,280,695		26,283,004		30,849,133		9,098,231	(21,761,935)
NET ASSETS:
Beginning of period	$1,152,488,556		$1,035,207,861		$140,323,341		$109,474,208		$27,641,232	$49,403,167
End of period	$1,772,188,121		$1,152,488,556		$166,606,345		$140,323,341		$36,739,463	$27,641,232
Accumulated undistributed net investment income (loss) included in end of period net assets	$(2,826,809)		$(929,832)		$(1,229)		$587,443		$(28,913)	$22,865
SHARE TRANSACTIONS:
Beginning of period	22,000,000	(g)	18,000,000	(g)	4,100,000	(i)	3,000,000	(i)	475,000	750,000
Issued	16,500,000	(g)	11,400,000	(g)	4,100,000	(i)	2,700,000	(i)	—	50,000
Issued in-kind	5,700,000	(g)	34,600,000	(g)	800,000	(i)	8,600,000	(i)	50,000	25,000
Redeemed	(1,800,000	)(g)	(1,200,000	)(g)	(100,000	)(i)	(100,000	)(i)	—	—
Redemption in-kind	(25,700,000	)(g)	(40,800,000	)(g)	(6,000,000	)(i)	(10,100,000	)(i)	(100,000)	(350,000)
Shares outstanding, end of period	16,700,000	(g)	22,000,000	(g)	2,900,000	(i)	4,100,000	(i)	425,000	475,000

(a)  Capital share transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 10 to the Financial Statements.

(g)  As described in Note 13, share amounts have been restated on a retroactive basis to reflect a 2:1 stock split effective January 12, 2017.

(i)  As described in Note 17, share amounts have been restated on a retroactive basis to reflect a 2:1 stock split effective July 17, 2017.

See accompanying notes to the financial statements.

PROSHARES TRUST STATEMENTS OF CHANGES IN NET ASSETS :: FOR THE PERIODS INDICATED :: 233

	UltraPro Russell2000				Ultra Basic Materials		Ultra Nasdaq Biotechnology
	Year Ended May 31, 2017		Year Ended May 31, 2016		Year Ended May 31, 2017	Year Ended May 31, 2016	Year Ended May 31, 2017	Year Ended May 31, 2016
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$(254,133)		$(162,957)		$326,818	$477,984	$(1,935,704)	$(4,681,651)
Net realized gain (loss)	49,841,377		(2,015,662)		(679,766)	(1,344,590)	37,194,723	(16,511,083)
Change in net unrealized appreciation/depreciation	3,429		(19,031,099)		16,099,062	(14,675,084)	(28,290,391)	(434,773,590)
Change in Net Assets Resulting from Operations	49,590,673		(21,209,718)		15,746,114	(15,541,690)	6,968,628	(455,966,324)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(37,781)		—		(293,794)	(202,178)	—	—
Net realized gains on investments	—		—		—	—	—	—
Tax return of capital	—		—		—	—	—	—
Total distributions	(37,781)		—		(293,794)	(202,178)	—	—
CAPITAL TRANSACTIONS (a):
Proceeds from shares issued	339,171,401		99,914,155		2,705,348	15,328,938	127,262,613	336,272,863
Cost of shares redeemed	(369,200,335)		(92,211,022)		(16,404,699)	(22,574,868)	(275,925,088)	(375,815,173)
Change in net assets resulting from capital transactions	(30,028,934)		7,703,133		(13,699,351)	(7,245,930)	(148,662,475)	(39,542,310)
Change in net assets	19,523,958		(13,506,585)		1,752,969	(22,989,798)	(141,693,847)	(495,508,634)
NET ASSETS:
Beginning of period	$93,820,289		$107,326,874		$53,423,271	$76,413,069	$483,733,916	$979,242,550
End of period	$113,344,247		$93,820,289		$55,176,240	$53,423,271	$342,040,069	$483,733,916
Accumulated undistributed net investment income (loss) included in end of period net assets	$(156,770)		$196,591		$147,777	$223,887	$(3,080,507)	$(7,152,583)
SHARE TRANSACTIONS:
Beginning of period	2,500,000	(i)	2,100,000	(i)	1,275,000	1,475,000	10,450,000	11,050,000
Issued	2,100,000	(i)	1,700,000	(i)	—	100,000	750,000	400,000
Issued in-kind	4,100,000	(i)	800,000	(i)	50,000	300,000	2,300,000	4,550,000
Redeemed	—	(i)	(900,000	)(i)	—	(300,000)	(250,000)	—
Redemption in-kind	(6,800,000	)(i)	(1,200,000	)(i)	(325,000)	(300,000)	(5,750,000)	(5,550,000)
Shares outstanding, end of period	1,900,000	(i)	2,500,000	(i)	1,000,000	1,275,000	7,500,000	10,450,000

(a)  Capital share transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 10 to the Financial Statements.

(i)  As described in Note 17, share amounts have been restated on a retroactive basis to reflect a 2:1 stock split effective July 17, 2017.

See accompanying notes to the financial statements.

234 :: FOR THE PERIODS INDICATED :: STATEMENTS OF CHANGES IN NET ASSETS PROSHARES TRUST

	Ultra Consumer Goods				Ultra Consumer Services				Ultra Financials
	Year Ended May 31, 2017		Year Ended May 31, 2016		Year Ended May 31, 2017		Year Ended May 31, 2016		Year Ended May 31, 2017	Year Ended May 31, 2016
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$127,874		$200,856		$43,214		$43,409		$5,728,003	$6,315,934
Net realized gain (loss)	1,187,782		3,045,368		1,015,089		6,908,222		56,255,143	119,688,034
Change in net unrealized appreciation/depreciation	1,762,099		(2,672,533)		5,304,231		(8,786,499)		157,921,399	(171,927,739)
Change in Net Assets Resulting from Operations	3,077,755		573,691		6,362,534		(1,834,868)		219,904,545	(45,923,771)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(89,377)		(132,896)		(34,244)		(39,971)		(5,388,277)	(6,339,424)
Net realized gains on investments	—		—		—		—		—	—
Tax return of capital	—		—		—		—		—	—
Total distributions	(89,377)		(132,896)		(34,244)		(39,971)		(5,388,277)	(6,339,424)
CAPITAL TRANSACTIONS (a):
Proceeds from shares issued	6,545,850		45,619,761		11,638,403		29,887,771		8,265,005	6,963,967
Cost of shares redeemed	(12,775,649)		(49,201,461)		(20,602,052)		(41,501,225)		(142,506,589)	(87,202,512)
Change in net assets resulting from capital transactions	(6,229,799)		(3,581,700)		(8,963,649)		(11,613,454)		(134,241,584)	(80,238,545)
Change in net assets	(3,241,421)		(3,140,905)		(2,635,359)		(13,488,293)		80,274,684	(132,501,740)
NET ASSETS:
Beginning of period	$16,826,988		$19,967,893		$23,819,373		$37,307,666		$691,189,991	$823,691,731
End of period	$13,585,567		$16,826,988		$21,184,014		$23,819,373		$771,464,675	$691,189,991
Accumulated undistributed net investment income (loss) included in end of period net assets	$37,367		$29,228		$18,147		$17,411		$1,829,952	$1,408,080
SHARE TRANSACTIONS:
Beginning of period	450,000	(d)	600,000	(d)	450,000	(g)	700,000	(g)	9,769,250	11,019,250
Issued	50,000	(d)	900,000	(d)	200,000	(g)	500,000	(g)	100,000	50,000
Issued in-kind	125,000	(d)	375,000	(d)	—	(g)	50,000	(g)	—	50,000
Redeemed	(125,000	)(d)	(150,000	)(d)	—	(g)	—	(g)	(300,000)	(150,000)
Redemption in-kind	(200,000	)(d)	(1,275,000	)(d)	(350,000	)(g)	(800,000	)(g)	(1,450,000)	(1,200,000)
Shares outstanding, end of period	300,000	(d)	450,000	(d)	300,000	(g)	450,000	(g)	8,119,250	9,769,250

(a)  Capital share transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 10 to the Financial Statements.

(d)  As described in Note 13, share amounts have been restated on a retroactive basis to reflect a 3:1 stock split effective July 25, 2016.

(g)  As described in Note 13, share amounts have been restated on a retroactive basis to reflect a 2:1 stock split effective January 12, 2017.

See accompanying notes to the financial statements.

PROSHARES TRUST STATEMENTS OF CHANGES IN NET ASSETS :: FOR THE PERIODS INDICATED :: 235

	Ultra Gold Miners		Ultra Junior Miners		Ultra Health Care
	Year Ended May 31, 2017	Year Ended May 31, 2016	Year Ended May 31, 2017	Year Ended May 31, 2016	Year Ended May 31, 2017	Year Ended May 31, 2016
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$(99,394)	$(20,080)	$118,750	$(15,006)	$125,192	$170,989
Net realized gain (loss)	1,242,522	364,868	1,251,896	2,632,715	18,890,619	(1,102,183)
Change in net unrealized appreciation/depreciation	(6,024,864)	1,819,427	(4,712,922)	(692,413)	(5,625,200)	(39,852,223)
Change in Net Assets Resulting from Operations	(4,881,736)	2,164,215	(3,342,276)	1,925,296	13,390,611	(40,783,417)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	—	—	—	—	(36,264)	(1,402,756)
Net realized gains on investments	—	—	—	—	—	—
Tax return of capital	—	—	—	—	—	—
Total distributions	—	—	—	—	(36,264)	(1,402,756)
CAPITAL TRANSACTIONS (a):
Proceeds from shares issued	19,138,229	3,630,568	18,438,317	5,530,454	126,639,322	11,209,688
Cost of shares redeemed	(9,324,924)	(674)	(13,744,189)	(6,692,855)	(145,037,055)	(113,019,260)
Change in net assets resulting from capital transactions	9,813,305	3,629,894	4,694,128	(1,162,401)	(18,397,733)	(101,809,572)
Change in net assets	4,931,569	5,794,109	1,351,852	762,895	(5,043,386)	(143,995,745)
NET ASSETS:
Beginning of period	$7,440,414	$1,646,305	$3,404,634	$2,641,739	$87,072,951	$231,068,696
End of period	$12,371,983	$7,440,414	$4,756,486	$3,404,634	$82,029,565	$87,072,951
Accumulated undistributed net investment income (loss) included in end of period net assets	$(118,327)	$(28,347)	$106,950	$(25,607)	$(866,525)	$(1,072,661)
SHARE TRANSACTIONS:
Beginning of period	149,969	33,334	49,987	50,000	1,375,000	3,100,000
Issued	350,000	50,000	200,000	66,668	1,600,000	—
Issued in-kind	—	66,667	—	66,667	325,000	150,000
Redeemed	(50,000)	(32)	(50,000)	(83,348)	(50,000)	—
Redemption in-kind	(150,000)	—	(100,000)	(50,000)	(2,125,000)	(1,875,000)
Shares outstanding, end of period	299,969	149,969	99,987	49,987	1,125,000	1,375,000

(a)  Capital share transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 10 to the Financial Statements.

See accompanying notes to the financial statements.

236 :: FOR THE PERIODS INDICATED :: STATEMENTS OF CHANGES IN NET ASSETS PROSHARES TRUST

	Ultra Industrials				Ultra Oil & Gas		Ultra Oil & Gas Exploration & Production
	Year Ended May 31, 2017		Year Ended May 31, 2016		Year Ended May 31, 2017	Year Ended May 31, 2016	Year Ended May 31, 2017	June 22, 2015* through May 31, 2016
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$97,982		$124,573		$1,713,653	$2,527,668	$416	$1,516
Net realized gain (loss)	2,541,506		2,761,282		15,293,962	(47,021,532)	(543,537)	(965,356)
Change in net unrealized appreciation/depreciation	4,607,474		(5,169,980)		(27,457,027)	10,952,904	245,241	(545,894)
Change in Net Assets Resulting from Operations	7,246,962		(2,284,125)		(10,449,412)	(33,540,960)	(297,880)	(1,509,734)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(70,852)		(93,044)		(1,840,911)	(1,734,525)	(540)	(1,137)
Net realized gains on investments	—		—		—	—	—	—
Tax return of capital	—		—		—	—	(927)	(551)
Total distributions	(70,852)		(93,044)		(1,840,911)	(1,734,525)	(1,467)	(1,688)
CAPITAL TRANSACTIONS (a):
Proceeds from shares issued	20,226,405		31,500,986		76,061,866	113,906,917	—	2,874,381
Cost of shares redeemed	(24,113,228)		(46,760,531)		(84,460,674)	(95,255,189)	—	(185)
Change in net assets resulting from capital transactions	(3,886,823)		(15,259,545)		(8,398,808)	18,651,728	—	2,874,196
Change in net assets	3,289,287		(17,636,714)		(20,689,131)	(16,623,757)	(299,347)	1,362,774
NET ASSETS:
Beginning of period	$17,952,218		$35,588,932		$148,604,628	$165,228,385	$1,362,774	$—
End of period	$21,241,505		$17,952,218		$127,915,497	$148,604,628	$1,063,427	$1,362,774
Accumulated undistributed net investment income (loss) included in end of period net assets	$34,295		$45,665		$1,013,754	$1,020,541	$255	$379
SHARE TRANSACTIONS:
Beginning of period	450,000	(d)	900,000	(d)	4,175,000	3,175,000	49,995	—
Issued	425,000	(d)	375,000	(d)	700,000	700,000	—	33,333
Issued in-kind	25,000	(d)	450,000	(d)	1,300,000	3,050,000	—	16,667
Redeemed	—	(d)	(150,000	)(d)	(200,000)	(250,000)	—	(5)
Redemption in-kind	(525,000	)(d)	(1,125,000	)(d)	(2,000,000)	(2,500,000)	—	—
Shares outstanding, end of period	375,000	(d)	450,000	(d)	3,975,000	4,175,000	49,995	49,995

*  Commencement of investment operations.

(a)  Capital share transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 10 to the Financial Statements.

(d)  As described in Note 13, share amounts have been restated on a retroactive basis to reflect a 3:1 stock split effective July 25, 2016.

See accompanying notes to the financial statements.

PROSHARES TRUST STATEMENTS OF CHANGES IN NET ASSETS :: FOR THE PERIODS INDICATED :: 237

	Ultra Real Estate				Ultra S&P Regional Banking				Ultra Semiconductors
	Year Ended May 31, 2017		Year Ended May 31, 2016		Year Ended May 31, 2017		Year Ended May 31, 2016		Year Ended May 31, 2017		Year Ended May 31, 2016
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$1,840,286		$3,316,703		$50,517		$77,604		$202,859		$182,632
Net realized gain (loss)	48,460,388		19,706,582		1,093,185		(1,700,746)		7,096,003		1,958,308
Change in net unrealized appreciation/depreciation	(34,414,247)		5,238,231		357,880		(13,811)		14,800,652		(8,598,968)
Change in Net Assets Resulting from Operations	15,886,427		28,261,516		1,501,582		(1,636,953)		22,099,514		(6,458,028)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(1,339,650)		(2,589,610)		(50,451)		(78,159)		(161,118)		(120,566)
Net realized gains on investments	—		—		—		—		—		—
Tax return of capital	—		—		—		—		—		—
Total distributions	(1,339,650)		(2,589,610)		(50,451)		(78,159)		(161,118)		(120,566)
CAPITAL TRANSACTIONS (a):
Proceeds from shares issued	237,821,350		120,470,974		7,978,600		7,744,502		7,700,774		18,243,888
Cost of shares redeemed	(288,252,684)		(195,012,083)		(4,311,661)		(8,929,312)		(8,786,588)		(26,228,221)
Change in net assets resulting from capital transactions	(50,431,334)		(74,541,109)		3,666,939		(1,184,810)		(1,085,814)		(7,984,333)
Change in net assets	(35,884,557)		(48,869,203)		5,118,070		(2,899,922)		20,852,582		(14,562,927)
NET ASSETS:
Beginning of period	$203,142,563		$252,011,766		$6,954,695		$9,854,617		$24,150,495		$38,713,422
End of period	$167,258,006		$203,142,563		$12,072,765		$6,954,695		$45,003,077		$24,150,495
Accumulated undistributed net investment income (loss) included in end of period net assets	$3,689,734		$2,941,546		$14,561		$14,495		$121,972		$99,711
SHARE TRANSACTIONS:
Beginning of period	3,558,744	(i)	4,958,744	(i)	150,000	(g)	200,000	(g)	550,000	(g)	750,000	(g)
Issued	3,200,000	(i)	1,100,000	(i)	50,000	(g)	100,000	(g)	25,000	(g)	50,000	(g)
Issued in-kind	600,000	(i)	1,300,000	(i)	50,000	(g)	50,000	(g)	75,000	(g)	400,000	(g)
Redeemed	—	(i)	—	(i)	—	(g)	—	(g)	—	(g)	—	(g)
Redemption in-kind	(4,600,000	)(i)	(3,800,000	)(i)	(75,000	)(g)	(200,000	)(g)	(150,000	)(g)	(650,000	)(g)
Shares outstanding, end of period	2,758,744	(i)	3,558,744	(i)	175,000	(g)	150,000	(g)	500,000	(g)	550,000	(g)

(a)  Capital share transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 10 to the Financial Statements.

(g)  As described in Note 13, share amounts have been restated on a retroactive basis to reflect a 2:1 stock split effective January 12, 2017.

(i)  As described in Note 17, share amounts have been restated on a retroactive basis to reflect a 2:1 stock split effective July 17, 2017.

See accompanying notes to the financial statements.

238 :: FOR THE PERIODS INDICATED :: STATEMENTS OF CHANGES IN NET ASSETS PROSHARES TRUST

	Ultra Technology				Ultra Telecommunications				Ultra Utilities
	Year Ended May 31, 2017		Year Ended May 31, 2016		Year Ended May 31, 2017		Year Ended May 31, 2016		Year Ended May 31, 2017		Year Ended May 31, 2016
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$12,647		$313,003		$63,487		$39,254		$236,466		$366,682
Net realized gain (loss)	22,603,347		19,294,209		172,946		326,950		(164,129)		2,569,597
Change in net unrealized appreciation/depreciation	56,372,999		(37,668,781)		(539,728)		(192,031)		2,900,658		(506,319)
Change in Net Assets Resulting from Operations	78,988,993		(18,061,569)		(303,295)		174,173		2,972,995		2,429,960
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(133,437)		(255,866)		(67,568)		(42,517)		(231,725)		(425,621)
Net realized gains on investments	—		—		—		—		—		—
Tax return of capital	—		—		—		(15,109)		—		—
Total distributions	(133,437)		(255,866)		(67,568)		(57,626)		(231,725)		(425,621)
CAPITAL TRANSACTIONS (a):
Proceeds from shares issued	166,319,165		26,047,000		22,754,439		—		5,078,355		5,032,656
Cost of shares redeemed	(118,257,304)		(71,975,035)		(22,123,952)		(2,060,638)		(9,958,370)		(22,416,742)
Change in net assets resulting from capital transactions	48,061,861		(45,928,035)		630,487		(2,060,638)		(4,880,015)		(17,384,086)
Change in net assets	126,917,417		(64,245,470)		259,624		(1,944,091)		(2,138,745)		(15,379,747)
NET ASSETS:
Beginning of period	$102,485,077		$166,730,547		$5,009,634		$6,953,725		$17,700,840		$33,080,587
End of period	$229,402,494		$102,485,077		$5,269,258		$5,009,634		$15,562,095		$17,700,840
Accumulated undistributed net investment income (loss) included in end of period net assets	$101,225		$181,304		$89,882		$77,927		$81,460		$74,429
SHARE TRANSACTIONS:
Beginning of period	2,600,000	(i)	4,000,000	(i)	100,000	(g)	150,000	(g)	450,000	(d)	1,050,000	(d)
Issued	1,650,000	(i)	—	(i)	300,000	(g)	—	(g)	75,000	(d)	—	(d)
Issued in-kind	1,750,000	(i)	650,000	(i)	125,000	(g)	—	(g)	50,000	(d)	150,000	(d)
Redeemed	—	(i)	—	(i)	(100,000	)(g)	(50,000	)(g)	—	(d)	(75,000	)(d)
Redemption in-kind	(2,700,000	)(i)	(2,050,000	)(i)	(325,000	)(g)	—	(g)	(250,000	)(d)	(675,000	)(d)
Shares outstanding, end of period	3,300,000	(i)	2,600,000	(i)	100,000	(g)	100,000	(g)	325,000	(d)	450,000	(d)

(a)  Capital share transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 10 to the Financial Statements.

(d)  As described in Note 13, share amounts have been restated on a retroactive basis to reflect a 3:1 stock split effective July 25, 2016.

(g)  As described in Note 13, share amounts have been restated on a retroactive basis to reflect a 2:1 stock split effective January 12, 2017.

(i)  As described in Note 17, share amounts have been restated on a retroactive basis to reflect a 2:1 stock split effective July 17, 2017.

See accompanying notes to the financial statements.

PROSHARES TRUST STATEMENTS OF CHANGES IN NET ASSETS :: FOR THE PERIODS INDICATED :: 239

	UltraPro Nasdaq Biotechnology		UltraPro Financial Select Sector				Ultra MSCI EAFE
	Year Ended May 31, 2017	June 22, 2015* through May 31, 2016	Year Ended May 31, 2017		Year Ended May 31, 2016		Year Ended May 31, 2017	Year Ended May 31, 2016
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$(180,354)	$(207,789)	$30,351		$58,861		$(172,954)	$(207,106)
Net realized gain (loss)	1,467,520	(26,000,532)	1,508,814		(838,034)		(3,941,995)	(5,498,176)
Change in net unrealized appreciation/depreciation	1,331,050	(12,571,277)	2,128,919		(1,390,115)		8,922,388	(2,084,154)
Change in Net Assets Resulting from Operations	2,618,216	(38,779,598)	3,668,084		(2,169,288)		4,807,439	(7,789,436)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	—	—	(12,720)		(36,213)		—	—
Net realized gains on investments	—	—	—		—		—	—
Tax return of capital	—	—	—		—		—	—
Total distributions	—	—	(12,720)		(36,213)		—	—
CAPITAL TRANSACTIONS (a):
Proceeds from shares issued	35,311,537	96,769,184	15,284,695		13,229,676		10,484,641	150,421,320
Cost of shares redeemed	(47,097,494)	(14,663,433)	(6,580,268)		(14,828,777)		(97,104,805)	(66,422,419)
Change in net assets resulting from capital transactions	(11,785,957)	82,105,751	8,704,427		(1,599,101)		(86,620,164)	83,998,901
Change in net assets	(9,167,741)	43,326,153	12,359,791		(3,804,602)		(81,812,725)	76,209,465
NET ASSETS:
Beginning of period	$43,326,153	$—	$9,225,794		$13,030,396		$93,124,466	$16,915,001
End of period	$34,158,412	$43,326,153	$21,585,585		$9,225,794		$11,311,741	$93,124,466
Accumulated undistributed net investment income (loss) included in end of period net assets	$(266,016)	$(207,754)	$26,444		$31,869		$(279,443)	$(257,640)
SHARE TRANSACTIONS:
Beginning of period	1,549,915	—	250,004	(g)	300,004	(g)	1,075,000	150,000
Issued	650,000	560,000	—	(g)	300,000	(g)	125,000	1,675,000
Issued in-kind	900,000	1,330,000	225,000	(g)	—	(g)	—	—
Redeemed	(100,000)	(85)	(25,000	)(g)	(50,000	)(g)	(1,100,000)	(750,000)
Redemption in-kind	(1,650,000)	(340,000)	(100,000	)(g)	(300,000	)(g)	—	—
Shares outstanding, end of period	1,349,915	1,549,915	350,004	(g)	250,004	(g)	100,000	1,075,000

*  Commencement of investment operations.

(a)  Capital share transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 10 to the Financial Statements.

(g)  As described in Note 13, share amounts have been restated on a retroactive basis to reflect a 2:1 stock split effective January 12, 2017.

See accompanying notes to the financial statements.

240 :: FOR THE PERIODS INDICATED :: STATEMENTS OF CHANGES IN NET ASSETS PROSHARES TRUST

	Ultra MSCI Emerging Markets		Ultra FTSE Europe		Ultra MSCI Brazil Capped
	Year Ended May 31, 2017	Year Ended May 31, 2016	Year Ended May 31, 2017	Year Ended May 31, 2016	Year Ended May 31, 2017	Year Ended May 31, 2016
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$(175,068)	$(171,405)	$(66,314)	$(221,131)	$(165,832)	$(51,997)
Net realized gain (loss)	852,307	(6,986,021)	(861,211)	(172,161)	9,301,221	(8,318,646)
Change in net unrealized appreciation/depreciation	9,223,927	(6,942,317)	4,154,419	(6,984,982)	2,282,686	2,729,816
Change in Net Assets Resulting from Operations	9,901,166	(14,099,743)	3,226,894	(7,378,274)	11,418,075	(5,640,827)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	—	—	—	—	—	—
Net realized gains on investments	—	—	—	—	—	—
Tax return of capital	—	—	—	—	—	—
Total distributions	—	—	—	—	—	—
CAPITAL TRANSACTIONS (a):
Proceeds from shares issued	11,798,832	14,841,682	757,847	1,664,071	15,041,560	14,292,941
Cost of shares redeemed	(18,252,132)	(21,467,026)	(1,960,076)	(26,191,924)	(22,195,862)	(1,594,678)
Change in net assets resulting from capital transactions	(6,453,300)	(6,625,344)	(1,202,229)	(24,527,853)	(7,154,302)	12,698,263
Change in net assets	3,447,866	(20,725,087)	2,024,665	(31,906,127)	4,263,773	7,057,436
NET ASSETS:
Beginning of period	$26,534,299	$47,259,386	$10,732,905	$42,639,032	$14,487,093	$7,429,657
End of period	$29,982,165	$26,534,299	$12,757,570	$10,732,905	$18,750,866	$14,487,093
Accumulated undistributed net investment income (loss) included in end of period net assets	$(229,656)	$(311,333)	$(121,280)	$(338,978)	$(191,962)	$(82,226)
SHARE TRANSACTIONS:
Beginning of period	575,000	650,000	275,000	850,000	416,557	116,649
Issued	200,000	300,000	25,000	50,000	300,000	350,000
Issued in-kind	—	—	—	—	—	—
Redeemed	(350,000)	(375,000)	(50,000)	(625,000)	(400,000)	(50,092)
Redemption in-kind	—	—	—	—	—	—
Shares outstanding, end of period	425,000	575,000	250,000	275,000	316,557	416,557

(a)  Capital share transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 10 to the Financial Statements.

See accompanying notes to the financial statements.

PROSHARES TRUST STATEMENTS OF CHANGES IN NET ASSETS :: FOR THE PERIODS INDICATED :: 241

	Ultra FTSE China 50		Ultra MSCI Japan		Ultra MSCI Mexico Capped IMI
	Year Ended May 31, 2017	Year Ended May 31, 2016	Year Ended May 31, 2017	Year Ended May 31, 2016	Year Ended May 31, 2017	Year Ended May 31, 2016
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$(221,118)	$(257,830)	$(81,108)	$(145,600)	$(33,383)	$(33,729)
Net realized gain (loss)	794,362	(4,426,435)	3,511,550	3,960,705	(445,548)	(776,507)
Change in net unrealized appreciation/depreciation	9,055,073	(31,255,959)	(388,781)	(8,451,513)	1,716,259	(582,092)
Change in Net Assets Resulting from Operations	9,628,317	(35,940,224)	3,041,661	(4,636,408)	1,237,328	(1,392,328)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	—	—	—	—	—	—
Net realized gains on investments	—	—	—	—	—	—
Tax return of capital	—	—	—	—	—	—
Total distributions	—	—	—	—	—	—
CAPITAL TRANSACTIONS (a):
Proceeds from shares issued	32,825,656	9,069,534	21,313,784	15,601,849	5,888,532	—
Cost of shares redeemed	(18,300,397)	(28,050,473)	(24,098,175)	(26,558,855)	(1,209,099)	—
Change in net assets resulting from capital transactions	14,525,259	(18,980,939)	(2,784,391)	(10,957,006)	4,679,433	—
Change in net assets	24,153,576	(54,921,163)	257,270	(15,593,414)	5,916,761	(1,392,328)
NET ASSETS:
Beginning of period	$19,105,295	$74,026,458	$10,013,445	$25,606,859	$3,471,471	$4,863,799
End of period	$43,258,871	$19,105,295	$10,270,715	$10,013,445	$9,388,232	$3,471,471
Accumulated undistributed net investment income (loss) included in end of period net assets	$(285,502)	$(514,934)	$(118,700)	$(235,778)	$(45,379)	$(51,830)
SHARE TRANSACTIONS:
Beginning of period	450,000	800,000	125,000	250,000	150,000	150,000
Issued	600,000	150,000	225,000	175,000	300,000	—
Issued in-kind	—	—	—	—	—	—
Redeemed	(350,000)	(500,000)	(250,000)	(300,000)	(50,000)	—
Redemption in-kind	—	—	—	—	—	—
Shares outstanding, end of period	700,000	450,000	100,000	125,000	400,000	150,000

(a)  Capital share transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 10 to the Financial Statements.
See accompanying notes to the financial statements.

242 :: FOR THE PERIODS INDICATED :: STATEMENTS OF CHANGES IN NET ASSETS PROSHARES TRUST

	Ultra 7-10 Year Treasury		Ultra 20+ Year Treasury		Ultra High Yield
	Year Ended May 31, 2017	Year Ended May 31, 2016	Year Ended May 31, 2017	Year Ended May 31, 2016	Year Ended May 31, 2017	Year Ended May 31, 2016
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$290,458	$305,169	$584,548	$667,189	$61,618	$69,331
Net realized gain (loss)	(5,084,022)	(1,041,558)	3,946,567	6,294,457	(3,721)	(229,553)
Change in net unrealized appreciation/depreciation	4,488,438	2,936,078	(8,043,491)	(1,524,211)	423,153	(183,747)
Change in Net Assets Resulting from Operations	(305,126)	2,199,689	(3,512,376)	5,437,435	481,050	(343,969)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(228,242)	(288,440)	(392,212)	(753,180)	(52,764)	(76,991)
Net realized gains on investments	—	—	—	—	—	—
Tax return of capital	—	—	—	—	—	—
Total distributions	(228,242)	(288,440)	(392,212)	(753,180)	(52,764)	(76,991)
CAPITAL TRANSACTIONS (a):
Proceeds from shares issued	136,042,874	162,117,303	114,487,680	12,136,352	1,469,814	—
Cost of shares redeemed	(161,184,419)	(159,753,080)	(112,341,966)	(25,018,225)	—	(1,224,209)
Change in net assets resulting from capital transactions	(25,141,545)	2,364,223	2,145,714	(12,881,873)	1,469,814	(1,224,209)
Change in net assets	(25,674,913)	4,275,472	(1,758,874)	(8,197,618)	1,898,100	(1,645,169)
NET ASSETS:
Beginning of period	$66,985,912	$62,710,440	$49,793,417	$57,991,035	$1,354,810	$2,999,979
End of period	$41,310,999	$66,985,912	$48,034,543	$49,793,417	$3,252,910	$1,354,810
Accumulated undistributed net investment income (loss) included in end of period net assets	$115,174	$52,958	$119,070	$109,510	$14,038	$5,184
SHARE TRANSACTIONS:
Beginning of period	1,100,000	1,100,000	575,000	750,000	25,000	50,000
Issued	2,100,000	2,800,000	500,000	125,000	—	—
Issued in-kind	200,000	—	750,000	25,000	25,000	—
Redeemed	(2,000,000)	(2,100,000)	(225,000)	(150,000)	—	(25,000)
Redemption in-kind	(700,000)	(700,000)	(1,000,000)	(175,000)	—	—
Shares outstanding, end of period	700,000	1,100,000	600,000	575,000	50,000	25,000

(a)  Capital share transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 10 to the Financial Statements.

See accompanying notes to the financial statements.

PROSHARES TRUST STATEMENTS OF CHANGES IN NET ASSETS :: FOR THE PERIODS INDICATED :: 243

FINANCIAL HIGHLIGHTS

244 :: FINANCIAL HIGHLIGHTS PROSHARES TRUST

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE												RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS					DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
Short S&P500®
Year ended May 31, 2017(y)	$39.87	$(0.17)	$(6.01)	$—	$(6.18)	$—	$—	$—	$—	$33.69	(15.49)%	(15.45)%	0.89%	0.89%	(0.47)%	(0.47)%	$2,013,469	—%
Year ended May 31, 2016(y)	41.87	(0.31)	(1.69)	—	(2.00)	—	—	—	—	39.87	(4.78)	(4.78)	0.89	0.89	(0.74)	(0.74)	3,012,814	—
Year ended May 31, 2015(y)	47.73	(0.38)	(5.48)	—	(5.86)	—	—	—	—	41.87	(12.28)	(12.32)	0.90	0.90	(0.86)	(0.86)	1,539,390	—
Year ended May 31, 2014(y)	58.52	(0.46)	(10.33)	—	(10.79)	—	—	—	—	47.73	(18.43)	(18.45)	0.89	0.89	(0.87)	(0.87)	1,655,817	—
Year ended May 31, 2013(y)	76.19	(0.54)	(17.13)	—	(17.67)	—	—	—	—	58.52	(23.19)	(23.20)	0.90	0.90	(0.81)	(0.81)	1,821,550	—
Short QQQ®
Year ended May 31, 2017	51.81	(0.24)	(12.02)	—	(12.26)	—	—	—	—	39.55	(23.67)	(23.66)	1.03	0.95	(0.60)	(0.52)	281,284	—
Year ended May 31, 2016	55.03	(0.43)	(2.79)	—	(3.22)	—	—	—	—	51.81	(5.86)	(5.78)	1.03	0.95	(0.86)	(0.79)	464,352	—
Year ended May 31, 2015(r)	68.90	(0.56)	(13.31)	—	(13.87)	—	—	—	—	55.03	(20.12)	(20.15)	1.06	0.95	(1.02)	(0.92)	182,293	—
Year ended May 31, 2014(r)	89.76	(0.72)	(20.14)	—	(20.86)	—	—	—	—	68.90	(23.24)	(23.19)	1.05	0.95	(1.03)	(0.93)	222,194	—
Year ended May 31, 2013(r)	110.94	(0.86)	(20.32)	—	(21.18)	—	—	—	—	89.76	(19.09)	(19.16)	1.04	0.95	(0.95)	(0.86)	193,538	—
Short Dow30SM
Year ended May 31, 2017	21.63	(0.10)	(3.80)	—	(3.90)	—	—	—	—	17.73	(18.04)	(18.08)	0.98	0.95	(0.55)	(0.52)	257,940	—
Year ended May 31, 2016	22.61	(0.19)	(0.79)	—	(0.98)	—	—	—	—	21.63	(4.33)	(4.29)	0.97	0.95	(0.85)	(0.82)	346,079	—
Year ended May 31, 2015	25.42	(0.22)	(2.59)	—	(2.81)	—	—	—	—	22.61	(11.08)	(11.13)	1.00	0.95	(0.95)	(0.91)	253,213	—
Year ended May 31, 2014	29.31	(0.25)	(3.64)	—	(3.89)	—	—	—	—	25.42	(13.25)	(13.21)	0.98	0.95	(0.95)	(0.92)	286,026	—
Year ended May 31, 2013	37.49	(0.29)	(7.89)	—	(8.18)	—	—	—	—	29.31	(21.83)	(21.85)	0.99	0.95	(0.90)	(0.86)	276,981	—

See accompanying notes to the financial statements.

PROSHARES TRUST FINANCIAL HIGHLIGHTS :: 245

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE												RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS					DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
Short MidCap400
Year ended May 31, 2017	$14.90	$(0.08)	$(2.32)	$—	$(2.40)	$—	$—	$—	$—	$12.50	(16.11)%	(15.97)%	1.22%	0.95%	(0.85)%	(0.58)%	$14,693	—%
Year ended May 31, 2016	15.39	(0.13)	(0.36)	—	(0.49)	—	—	—	—	14.90	(3.15)	(3.31)	1.24	0.95	(1.09)	(0.80)	30,182	—
Year ended May 31, 2015	17.70	(0.16)	(2.15)	—	(2.31)	—	—	—	—	15.39	(13.05)	(12.89)	1.08	0.95	(1.06)	(0.93)	22,699	—
Year ended May 31, 2014	21.46	(0.18)	(3.58)	—	(3.76)	—	—	—	—	17.70	(17.50)	(17.49)	1.13	0.95	(1.11)	(0.94)	107,529	—
Year ended May 31, 2013	28.74	(0.22)	(7.06)	—	(7.28)	—	—	—	—	21.46	(25.34)	(25.40)	1.24	0.95	(1.16)	(0.86)	33,792	—
Short Russell2000
Year ended May 31, 2017	59.34	(0.26)	(11.17)	—	(11.43)	—	—	—	—	47.91	(19.27)	(19.30)	1.02	0.95	(0.56)	(0.49)	345,730	—
Year ended May 31, 2016	58.62	(0.50)	1.22 (i)	—	0.72	—	—	—	—	59.34	1.23	1.19	1.02	0.95	(0.88)	(0.81)	552,874	—
Year ended May 31, 2015(t)	67.69	(0.59)	(8.48)	—	(9.07)	—	—	—	—	58.62	(13.40)	(13.31)	1.02	0.95	(1.00)	(0.92)	399,734	—
Year ended May 31, 2014(t)	82.09	(0.66)	(13.74)	—	(14.40)	—	—	—	—	67.69	(17.54)	(17.58)	1.02	0.95	(0.99)	(0.92)	699,357	—
Year ended May 31, 2013(t)	112.36	(0.84)	(29.43)	—	(30.27)	—	—	—	—	82.09	(26.94)	(27.02)	1.03	0.95	(0.94)	(0.86)	377,110	—

See accompanying notes to the financial statements.

246 :: FINANCIAL HIGHLIGHTS PROSHARES TRUST

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE												RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS					DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
Short SmallCap600
Year ended May 31, 2017	$48.08	$(0.22)	$(8.77)	$—	$(8.99)	$—	$—	$—	$—	$39.09	(18.69)%	(18.40)%	1.39%	0.95%	(0.98)%	(0.54)%	$17,346	—%
Year ended May 31, 2016	50.40	(0.44)	(1.88)	—	(2.32)	—	—	—	—	48.08	(4.61)	(4.17)	1.53	0.95	(1.43)	(0.85)	11,717	—
Year ended May 31, 2015	57.57	(0.49)	(6.68)	—	(7.17)	—	—	—	—	50.40	(12.44)	(13.14)	1.63	0.95	(1.59)	(0.91)	16,062	—
Year ended May 31, 2014(p)	71.31	(0.61)	(13.13)	—	(13.74)	—	—	—	—	57.57	(19.27)	(18.83)	1.34	0.95	(1.33)	(0.94)	9,710	—
Year ended May 31, 2013(p)	96.62	(0.70)	(24.61)	—	(25.31)	—	—	—	—	71.31	(26.20)	(26.34)	1.16	0.95	(1.10)	(0.90)	147,067	—
UltraShort S&P500®
Year ended May 31, 2017(ee)	72.17	(0.27)	(20.58)	—	(20.85)	—	—	—	—	51.32	(28.89)	(29.00)	0.89	0.89	(0.44)	(0.44)	1,418,175	—
Year ended May 31, 2016(ee)	81.21	(0.62)	(8.42)	—	(9.04)	—	—	—	—	72.17	(11.13)	(10.94)	0.90	0.90	(0.76)	(0.76)	2,167,620	—
Year ended May 31, 2015(ee)	106.07	(0.79)	(24.07)	—	(24.86)	—	—	—	—	81.21	(23.44)	(23.58)	0.91	0.91	(0.86)	(0.86)	1,376,227	—
Year ended May 31, 2014(ee)	160.35	(1.14)	(53.14)	—	(54.28)	—	—	—	—	106.07	(33.84)	(33.69)	0.89	0.89	(0.87)	(0.87)	1,625,831	—
Year ended May 31, 2013(m)(ee)	273.60	(1.70)	(111.55)	—	(113.25)	—	—	—	—	160.35	(41.39)	(41.46)	0.90	0.90	(0.82)	(0.82)	1,934,575	—

See accompanying notes to the financial statements.

PROSHARES TRUST FINANCIAL HIGHLIGHTS :: 247

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE												RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS					DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
UltraShort QQQ®
Year ended May 31, 2017	$28.90	$(0.11)	$(12.08)	$—	$(12.19)	$—	$—	$—	$—	$16.71	(42.17)%	(42.27)%	1.03%	0.95%	(0.56)%	(0.48)%	$281,358	—%
Year ended May 31, 2016	33.64	(0.27)	(4.47)	—	(4.74)	—	—	—	—	28.90	(14.09)	(14.04)	1.03	0.95	(0.91)	(0.83)	389,736	—
Year ended May 31, 2015	53.18	(0.37)	(19.17)	—	(19.54)	—	—	—	—	33.64	(36.75)	(36.82)	1.04	0.95	(1.00)	(0.90)	337,622	—
Year ended May 31, 2014(p)	91.05	(0.63)	(37.24)	—	(37.87)	—	—	—	—	53.18	(41.59)	(41.51)	1.02	0.95	(0.99)	(0.92)	379,610	—
Year ended May 31, 2013(p)	141.16	(0.98)	(49.13)	—	(50.11)	—	—	—	—	91.05	(35.50)	(35.48)	1.03	0.95	(0.94)	(0.86)	434,951	—
UltraShort Dow30SM
Year ended May 31, 2017	18.37	(0.07)	(6.00)	—	(6.07)	—	—	—	—	12.30	(33.07)	(33.08)	0.98	0.95	(0.50)	(0.46)	229,012	—
Year ended May 31, 2016	20.44	(0.17)	(1.90)	—	(2.07)	—	—	—	—	18.37	(10.10)	(10.08)	0.99	0.95	(0.87)	(0.83)	216,310	—
Year ended May 31, 2015	25.98	(0.21)	(5.33)	—	(5.54)	—	—	—	—	20.44	(21.33)	(21.29)	1.01	0.95	(0.97)	(0.90)	226,294	—
Year ended May 31, 2014	34.64	(0.28)	(8.38)	—	(8.66)	—	—	—	—	25.98	(25.01)	(25.05)	0.99	0.95	(0.96)	(0.93)	243,513	—
Year ended May 31, 2013	57.09	(0.38)	(22.07)	—	(22.45)	—	—	—	—	34.64	(39.32)	(39.28)	0.99	0.95	(0.89)	(0.85)	277,973	—

See accompanying notes to the financial statements.

248 :: FINANCIAL HIGHLIGHTS PROSHARES TRUST

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE												RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS					DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
UltraShort MidCap400
Year ended May 31, 2017	$33.69	$(0.17)	$(10.11)	$—	$(10.28)	$—	$—	$—	$—	$23.41	(30.51)%	(30.63)%	1.93%	0.95%	(1.57)%	(0.60)%	$4,787	—%
Year ended May 31, 2016	36.71	(0.33)	(2.69)	—	(3.02)	—	—	—	—	33.69	(8.22)	(8.20)	2.02	0.95	(1.90)	(0.83)	6,889	—
Year ended May 31, 2015	48.84	(0.40)	(11.73)	—	(12.13)	—	—	—	—	36.71	(24.85)	(24.83)	1.83	0.95	(1.80)	(0.92)	5,671	—
Year ended May 31, 2014(p)	72.42	(0.55)	(23.03)	—	(23.58)	—	—	—	—	48.84	(32.56)	(32.37)	1.56	0.95	(1.54)	(0.94)	11,209	—
Year ended May 31, 2013(p)	131.86	(0.88)	(58.56)	—	(59.44)	—	—	—	—	72.42	(45.08)	(45.23)	1.19	0.95	(1.10)	(0.86)	16,632	—
UltraShort Russell2000
Year ended May 31, 2017	35.34	(0.11)	(12.64)	—	(12.75)	—	—	—	—	22.59	(36.10)	(36.12)	1.05	0.95	(0.51)	(0.41)	174,120	—
Year ended May 31, 2016	35.51	(0.32)	0.15	—	(0.17)	—	—	—	—	35.34	(0.48)	(0.62)	1.04	0.95	(0.91)	(0.82)	217,694	—
Year ended May 31, 2015	47.93	(0.38)	(12.04)	—	(12.42)	—	—	—	—	35.51	(25.91)	(25.74)	1.05	0.95	(1.01)	(0.91)	193,873	—
Year ended May 31, 2014(p)	71.75	(0.51)	(23.31)	—	(23.82)	—	—	—	—	47.93	(33.19)	(33.47)	1.04	0.95	(1.01)	(0.93)	276,053	—
Year ended May 31, 2013(p)	137.00	(0.84)	(64.41)	—	(65.25)	—	—	—	—	71.75	(47.63)	(47.54)	1.05	0.95	(0.95)	(0.85)	350,071	—

See accompanying notes to the financial statements.

PROSHARES TRUST FINANCIAL HIGHLIGHTS :: 249

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE												RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS					DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
UltraShort SmallCap600
Year ended May 31, 2017	$31.79	$(0.14)	$(11.06)	$—	$(11.20)	$—	$—	$—	$—	$20.59	(35.22)%	(34.72)%	3.22%	0.95%	(2.86)%	(0.59)%	$2,540	—%
Year ended May 31, 2016	35.85	(0.31)	(3.75)	—	(4.06)	—	—	—	—	31.79	(11.34)	(10.55)	2.89	0.95	(2.78)	(0.83)	3,920	—
Year ended May 31, 2015	47.35	(0.39)	(11.11)	—	(11.50)	—	—	—	—	35.85	(24.27)	(25.22)	2.44	0.95	(2.41)	(0.93)	4,422	—
Year ended May 31, 2014(p)	73.84	(0.51)	(25.98)	—	(26.49)	—	—	—	—	47.35	(35.88)	(35.34)	2.33	0.95	(2.32)	(0.94)	8,206	—
Year ended May 31, 2013(p)	138.09	(0.94)	(63.31)	—	(64.25)	—	—	—	—	73.84	(46.53)	(46.50)	1.64	0.95	(1.56)	(0.86)	7,267	—
UltraPro Short S&P500®
Year ended May 31, 2017	26.90	(0.09)	(10.86)	—	(10.95)	—	—	—	—	15.95	(40.70)	(40.88)	0.90	0.90	(0.41)	(0.41)	697,964	—
Year ended May 31, 2016	33.36	(0.25)	(6.21)	—	(6.46)	—	—	—	—	26.90	(19.37)	(19.05)	0.91	0.91	(0.76)	(0.76)	820,483	—
Year ended May 31, 2015	50.65	(0.36)	(16.93)	—	(17.29)	—	—	—	—	33.36	(34.15)	(34.27)	0.93	0.93	(0.88)	(0.88)	517,208	—
Year ended May 31, 2014(p)	95.74	(0.62)	(44.47)	—	(45.09)	—	—	—	—	50.65	(47.09)	(46.80)	0.92	0.92	(0.89)	(0.89)	600,540	—
Year ended May 31, 2013(p)	217.81	(1.18)	(120.89)	—	(122.07)	—	—	—	—	95.74	(56.05)	(56.28)	0.93	0.93	(0.85)	(0.85)	582,305	—

See accompanying notes to the financial statements.

250 :: FINANCIAL HIGHLIGHTS PROSHARES TRUST

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE												RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS					DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
UltraPro Short QQQ®
Year ended May 31, 2017(cc)	$70.11	$(0.21)	$(39.54)	$—	$(39.75)	$—	$—	$—	$—	$30.36	(56.70)%	(56.83)%	1.01%	0.95%	(0.49)%	(0.43)%	$495,886	—%
Year ended May 31, 2016(cc)	93.02	(0.68)	(22.23)	—	(22.91)	—	—	—	—	70.11	(24.63)	(24.37)	1.03	0.95	(0.89)	(0.82)	546,807	—
Year ended May 31, 2015(cc)	189.39	(1.17)	(95.20)	—	(96.37)	—	—	—	—	93.02	(50.89)	(50.98)	1.05	0.95	(1.02)	(0.91)	345,302	—
Year ended May 31, 2014(p)(cc)	433.92	(2.47)	(242.06)	—	(244.53)	—	—	—	—	189.39	(56.35)	(56.31)	1.06	0.95	(1.03)	(0.92)	359,802	—
Year ended May 31, 2013(p)(cc)	861.78	(5.04)	(422.82)	—	(427.86)	—	—	—	—	433.92	(49.65)	(49.58)	1.07	0.95	(0.98)	(0.85)	212,880	—
UltraPro Short Dow30SM
Year ended May 31, 2017(cc)	60.88	(0.19)	(27.76)	—	(27.95)	—	—	—	—	32.93	(45.92)	(46.03)	0.97	0.95	(0.45)	(0.43)	202,052	—
Year ended May 31, 2016(cc)	74.16	(0.58)	(12.70)	—	(13.28)	—	—	—	—	60.88	(17.91)	(17.71)	1.01	0.95	(0.85)	(0.80)	188,719	—
Year ended May 31, 2015(cc)	108.13	(0.79)	(33.18)	—	(33.97)	—	—	—	—	74.16	(31.42)	(31.53)	1.04	0.95	(0.98)	(0.90)	142,744	—
Year ended May 31, 2014(cc)	168.40	(1.27)	(59.00)	—	(60.27)	—	—	—	—	108.13	(35.79)	(35.63)	1.03	0.95	(1.01)	(0.93)	124,339	—
Year ended May 31, 2013(m)(cc)	361.16	(2.03)	(190.73)	—	(192.76)	—	—	—	—	168.40	(53.37)	(53.48)	1.05	0.95	(0.96)	(0.86)	122,079	—

See accompanying notes to the financial statements.

PROSHARES TRUST FINANCIAL HIGHLIGHTS :: 251

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE												RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS					DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
UltraPro Short MidCap400
Year ended May 31, 2017	$25.49	$(0.10)	$(10.95)	$—	$(11.05)	$—	$—	$—	$—	$14.44	(43.36)%	(44.34)%	2.77%	0.95%	(2.40)%	(0.58)%	$3,157	—%
Year ended May 31, 2016	30.22	(0.27)	(4.46)	—	(4.73)	—	—	—	—	25.49	(15.66)	(15.56)	2.73	0.95	(2.60)	(0.82)	4,299	—
Year ended May 31, 2015	47.43	(0.36)	(16.85)	—	(17.21)	—	—	—	—	30.22	(36.29)	(36.47)	2.19	0.95	(2.17)	(0.93)	5,097	—
Year ended May 31, 2014(p)	88.02	(0.57)	(40.02)	—	(40.59)	—	—	—	—	47.43	(46.11)	(45.41)	2.27	0.95	(2.26)	(0.94)	8,001	—
Year ended May 31, 2013(p)	222.43	(1.29)	(133.12)	—	(134.41)	—	—	—	—	88.02	(60.43)	(60.93)	2.05	0.95	(1.96)	(0.86)	6,050	—
UltraPro Short Russell2000
Year ended May 31, 2017(cc)	97.53	(0.23)	(49.13)	—	(49.36)	—	—	—	—	48.17	(50.61)	(50.78)	1.06	0.95	(0.49)	(0.38)	111,425	—
Year ended May 31, 2016(cc)	103.55	(0.93)	(5.09)	—	(6.02)	—	—	—	—	97.53	(5.80)	(5.70)	1.12	0.95	(0.97)	(0.81)	85,453	—
Year ended May 31, 2015(cc)	167.81	(1.20)	(63.06)	—	(64.26)	—	—	—	—	103.55	(38.30)	(38.05)	1.12	0.95	(1.08)	(0.91)	76,486	—
Year ended May 31, 2014(p)(cc)	318.04	(1.91)	(148.32)	—	(150.23)	—	—	—	—	167.81	(47.23)	(47.37)	1.13	0.95	(1.11)	(0.93)	75,711	—
Year ended May 31, 2013(p)(cc)	868.90	(4.37)	(546.49)	—	(550.86)	—	—	—	—	318.04	(63.40)	(63.49)	1.14	0.95	(1.04)	(0.85)	74,936	—

See accompanying notes to the financial statements.

252 :: FINANCIAL HIGHLIGHTS PROSHARES TRUST

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE												RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS					DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
Short Basic Materials
Year ended May 31, 2017	$24.91	$(0.15)	$(4.04)	$—	$(4.19)	$—	$—	$—	$—	$20.72	(16.83)%	(16.11)%	2.67%	0.95%	(2.36)%	(0.64)%	$2,072	—%
Year ended May 31, 2016	24.54	(0.20)	0.57 (i)	—	0.37	—	—	—	—	24.91	1.53	1.35	2.20	0.95	(1.99)	(0.74)	13,702	—
Year ended May 31, 2015	25.34	(0.23)	(0.57)	—	(0.80)	—	—	—	—	24.54	(3.19)	(3.96)	8.08	0.95	(8.03)	(0.90)	1,227	—
Year ended May 31, 2014	31.92	(0.28)	(6.30)	—	(6.58)	—	—	—	—	25.34	(20.59)	(18.84)	4.33	0.95	(4.32)	(0.94)	1,267	—
Year ended May 31, 2013	39.25	(0.30)	(7.03)	—	(7.33)	—	—	—	—	31.92	(18.69)	(19.98)	2.05	0.95	(1.97)	(0.86)	4,787	—
Short Financials
Year ended May 31, 2017	16.45	(0.09)	(2.75)	—	(2.84)	—	—	—	—	13.61	(17.24)	(16.93)	1.15	0.95	(0.80)	(0.60)	29,266	—
Year ended May 31, 2016	17.24	(0.14)	(0.65)	—	(0.79)	—	—	—	—	16.45	(4.60)	(4.70)	1.25	0.95	(1.10)	(0.80)	41,941	—
Year ended May 31, 2015	19.95	(0.17)	(2.54)	—	(2.71)	—	—	—	—	17.24	(13.60)	(13.76)	1.35	0.95	(1.31)	(0.91)	18,102	—
Year ended May 31, 2014	23.46	(0.20)	(3.31)	—	(3.51)	—	—	—	—	19.95	(14.94)	(14.69)	1.21	0.95	(1.18)	(0.92)	22,447	—
Year ended May 31, 2013	33.94	(0.25)	(10.23)	—	(10.48)	—	—	—	—	23.46	(30.88)	(30.98)	1.08	0.95	(0.99)	(0.86)	38,705	—
See accompanying notes to the financial statements.

PROSHARES TRUST FINANCIAL HIGHLIGHTS :: 253

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE												RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS					DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
Short Oil & Gas
Year ended May 31, 2017	$26.79	$(0.16)	$(0.36)	$—	$(0.52)	$—	$—	$—	$—	$26.27	(1.93)%	(1.74)%	2.31%	0.95%	(2.00)%	(0.64)%	$3,284	—%
Year ended May 31, 2016	25.62	(0.25)	1.42	—	1.17	—	—	—	—	26.79	4.58	5.24	1.79	0.95	(1.68)	(0.84)	7,367	—
Year ended May 31, 2015	22.63	(0.23)	3.22	—	2.99	—	—	—	—	25.62	13.19	12.12	4.32	0.95	(4.30)	(0.93)	4,483	—
Year ended May 31, 2014	28.04	(0.25)	(5.16)	—	(5.41)	—	—	—	—	22.63	(19.30)	(17.88)	3.89	0.95	(3.88)	(0.94)	1,697	—
Year ended May 31, 2013	37.19	(0.27)	(8.88)	—	(9.15)	—	—	—	—	28.04	(24.59)	(25.48)	2.59	0.95	(2.50)	(0.86)	4,207	—
Short Real Estate
Year ended May 31, 2017	18.03	(0.10)	(1.17)	—	(1.27)	—	—	—	—	16.76	(7.03)	(7.01)	1.30	0.95	(0.93)	(0.58)	15,088	—
Year ended May 31, 2016	20.41	(0.17)	(2.21)	—	(2.38)	—	—	—	—	18.03	(11.65)	(11.62)	1.17	0.95	(1.06)	(0.84)	28,851	—
Year ended May 31, 2015	22.90	(0.19)	(2.30)	—	(2.49)	—	—	—	—	20.41	(10.88)	(10.64)	1.23	0.95	(1.21)	(0.93)	55,105	—
Year ended May 31, 2014	25.82	(0.24)	(2.68)	—	(2.92)	—	—	—	—	22.90	(11.28)	(11.58)	1.13	0.95	(1.12)	(0.93)	32,062	—
Year ended May 31, 2013	31.04	(0.24)	(4.98)	—	(5.22)	—	—	—	—	25.82	(16.84)	(16.87)	1.32	0.95	(1.23)	(0.86)	18,071	—

See accompanying notes to the financial statements.

254 :: FINANCIAL HIGHLIGHTS PROSHARES TRUST

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE												RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS					DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
Short S&P Regional Banking
Year ended May 31, 2017	$23.13	$(0.10)	$(5.82)	$—	$(5.92)	$—	$—	$—	$—	$17.21	(25.61)%	(26.18)%	4.64%	0.95%	(4.22)%	(0.53)%	$1,721	—%
Year ended May 31, 2016	25.15	(0.20)	(1.82)	—	(2.02)	—	—	—	—	23.13	(8.05)	(8.48)	6.91	0.95	(6.77)	(0.80)	2,313	—
Year ended May 31, 2015	30.41	(0.26)	(5.00)	—	(5.26)	—	—	—	—	25.15	(17.28)	(16.22)	7.33	0.95	(7.33)	(0.94)	1,258	—
Year ended May 31, 2014	37.70	(0.29)	(7.00)	—	(7.29)	—	—	—	—	30.41	(19.33)	(18.02)	5.92	0.95	(5.92)	(0.94)	1,520	—
Year ended May 31, 2013	47.41	(0.37)	(9.34)	—	(9.71)	—	—	—	—	37.70	(20.50)	(22.89)	3.16	0.95	(3.06)	(0.85)	1,885	—
UltraShort Basic Materials
Year ended May 31, 2017	26.97	(0.15)	(8.42)	—	(8.57)	—	—	—	—	18.40	(31.77)	(30.96)	1.70	0.95	(1.43)	(0.68)	8,114	—
Year ended May 31, 2016	27.25	(0.29)	0.01 (i)	—	(0.28)	—	—	—	—	26.97	(1.02)	0.22	1.43	0.95	(1.34)	(0.85)	14,589	—
Year ended May 31, 2015	29.45	(0.26)	(1.94)	—	(2.20)	—	—	—	—	27.25	(7.49)	(8.56)	1.61	0.95	(1.56)	(0.90)	12,015	—
Year ended May 31, 2014	47.33	(0.37)	(17.51)	—	(17.88)	—	—	—	—	29.45	(37.77)	(37.83)	1.30	0.95	(1.29)	(0.94)	14,461	—
Year ended May 31, 2013(m)	73.60	(0.50)	(25.77)	—	(26.27)	—	—	—	—	47.33	(35.69)	(35.61)	1.11	0.95	(1.03)	(0.87)	30,339	—

See accompanying notes to the financial statements.

PROSHARES TRUST FINANCIAL HIGHLIGHTS :: 255

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE												RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS					DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
UltraShort Nasdaq Biotechnology
Year ended May 31, 2017	$36.12	$(0.17)	$(6.92)	$—	$(7.09)	$—	$—	$—	$—	$29.03	(19.64)%	(19.61)%	1.11%	0.95%	(0.70)%	(0.54)%	$54,714	—%
Year ended May 31, 2016	29.71	(0.29)	6.70	—	6.41	—	—	—	—	36.12	21.55	21.26	1.08	0.95	(0.97)	(0.84)	68,082	—
Year ended May 31, 2015(s)	82.28	(0.41)	(52.16)	—	(52.57)	—	—	—	—	29.71	(63.89)	(63.81)	1.15	0.95	(1.12)	(0.92)	112,465	—
Year ended May 31, 2014(s)	183.06	(0.90)	(99.88)	—	(100.78)	—	—	—	—	82.28	(55.06)	(55.19)	1.45	0.95	(1.45)	(0.95)	60,474	—
Year ended May 31, 2013(m)(s)	447.25	(2.48)	(261.71)	—	(264.19)	—	—	—	—	183.06	(59.07)	(58.96)	2.91	0.95	(2.81)	(0.85)	4,576	—
UltraShort Consumer Goods
Year ended May 31, 2017	19.66	(0.10)	(4.36)	—	(4.46)	—	—	—	—	15.20	(22.68)	(22.90)	3.67	0.95	(3.30)	(0.58)	1,709	—
Year ended May 31, 2016	24.90	(0.19)	(5.05)	—	(5.24)	—	—	—	—	19.66	(21.05)	(20.77)	4.88	0.95	(4.77)	(0.84)	2,211	—
Year ended May 31, 2015	31.56	(0.26)	(6.40)	—	(6.66)	—	—	—	—	24.90	(21.11)	(21.41)	4.05	0.95	(4.04)	(0.94)	4,045	—
Year ended May 31, 2014	44.79	(0.35)	(12.88)	—	(13.23)	—	—	—	—	31.56	(29.54)	(26.70)	2.65	0.95	(2.65)	(0.95)	3,549	—
Year ended May 31, 2013(m)	74.39	(0.50)	(29.10)	—	(29.60)	—	—	—	—	44.79	(39.79)	(41.82)	3.99	0.95	(3.91)	(0.87)	5,037	—

See accompanying notes to the financial statements.

256 :: FINANCIAL HIGHLIGHTS PROSHARES TRUST

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE												RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS					DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
UltraShort Consumer Services
Year ended May 31, 2017	$40.31	$(0.18)	$(11.62)	$—	$(11.80)	$—	$—	$—	$—	$28.51	(29.29)%	(26.49)%	4.24%	0.95%	(3.81)%	(0.52)%	$1,776	—%
Year ended May 31, 2016	46.04	(0.35)	(5.38)	—	(5.73)	—	—	—	—	40.31	(12.43)	(10.02)	3.56	0.95	(3.40)	(0.79)	2,512	—
Year ended May 31, 2015(t)	69.80	(0.53)	(23.23)	—	(23.76)	—	—	—	—	46.04	(34.04)	(35.32)	2.41	0.95	(2.37)	(0.91)	4,027	—
Year ended May 31, 2014(t)	108.47	(0.78)	(37.89)	—	(38.67)	—	—	—	—	69.80	(35.65)	(33.57)	2.47	0.95	(2.46)	(0.94)	7,850	—
Year ended May 31, 2013(t)	203.13	(1.30)	(93.36)	—	(94.66)	—	—	—	—	108.47	(46.60)	(47.81)	2.13	0.95	(2.04)	(0.86)	6,098	—
UltraShort Financials
Year ended May 31, 2017	42.76	(0.17)	(13.56)	—	(13.73)	—	—	—	—	29.03	(32.12)	(31.82)	1.10	0.95	(0.64)	(0.49)	49,924	—
Year ended May 31, 2016	48.25	(0.40)	(5.09)	—	(5.49)	—	—	—	—	42.76	(11.38)	(11.55)	1.10	0.95	(0.97)	(0.82)	55,371	—
Year ended May 31, 2015(r)	65.00	(0.50)	(16.25)	—	(16.75)	—	—	—	—	48.25	(25.76)	(25.83)	1.13	0.95	(1.08)	(0.90)	56,449	—
Year ended May 31, 2014(r)	90.90	(0.72)	(25.18)	—	(25.90)	—	—	—	—	65.00	(28.49)	(28.54)	1.03	0.95	(1.02)	(0.94)	80,105	—
Year ended May 31, 2013(r)	193.50	(1.19)	(101.41)	—	(102.60)	—	—	—	—	90.90	(53.02)	(53.01)	1.01	0.95	(0.92)	(0.86)	122,245	—

See accompanying notes to the financial statements.

PROSHARES TRUST FINANCIAL HIGHLIGHTS :: 257

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE													RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS						DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments		Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
UltraShort Gold Miners
Year ended May 31, 2017(z)	$27.14	$(0.11)	$(11.10	)(i)	$—	$(11.21)	$—	$—	$—	$—	$15.93	(41.32)%	(40.81)%	2.77%	0.95%	(2.46)%	(0.64)%	$2,587	—%
Year ended May 31, 2016(z)	83.94	(0.56)	(56.24)		—	(56.80)	—	—	—	—	27.14	(67.66)	(68.02)	3.57	0.95	(3.51)	(0.89)	3,054	—
February 12, 2015* through May 31, 2015(z)	80.00	(0.24)	4.18	(i)	—	3.94	—	—	—	—	83.94	4.93	5.05	3.61	0.95	(3.59)	(0.93)	2,099	—
UltraShort Health Care
Year ended May 31, 2017	46.71	(0.28)	(8.86)		—	(9.14)	—	—	—	—	37.57	(19.56)	(17.22)	3.49	0.95	(3.17)	(0.64)	1,349	—
Year ended May 31, 2016	48.12	(0.41)	(1.00)		—	(1.41)	—	—	—	—	46.71	(2.95)	(3.54)	3.52	0.95	(3.37)	(0.81)	2,845	—
Year ended May 31, 2015(t)	86.03	(0.56)	(37.35)		—	(37.91)	—	—	—	—	48.12	(44.07)	(44.43)	4.39	0.95	(4.33)	(0.90)	1,729	—
Year ended May 31, 2014(t)	145.45	(1.04)	(58.38)		—	(59.42)	—	—	—	—	86.03	(40.85)	(40.15)	4.02	0.95	(4.01)	(0.94)	3,629	—
Year ended May 31, 2013(m)(t)	289.49	(1.76)	(142.28)		—	(144.04)	—	—	—	—	145.45	(49.76)	(48.86)	2.78	0.95	(2.68)	(0.85)	3,408	—
UltraShort Industrials
Year ended May 31, 2017	33.98	(0.15)	(11.73)		—	(11.88)	—	—	—	—	22.10	(34.95)	(34.83)	2.81	0.95	(2.41)	(0.55)	3,002	—
Year ended May 31, 2016	39.83	(0.34)	(5.51)		—	(5.85)	—	—	—	—	33.98	(14.70)	(14.24)	2.57	0.95	(2.45)	(0.83)	4,615	—
Year ended May 31, 2015	48.83	(0.40)	(8.60)		—	(9.00)	—	—	—	—	39.83	(18.43)	(19.15)	3.05	0.95	(3.00)	(0.90)	4,415	—
Year ended May 31, 2014(p)	79.71	(0.56)	(30.32)		—	(30.88)	—	—	—	—	48.83	(38.74)	(37.31)	2.70	0.95	(2.70)	(0.95)	6,633	—
Year ended May 31, 2013(p)	147.94	(0.95)	(67.28)		—	(68.23)	—	—	—	—	79.71	(46.12)	(47.16)	2.29	0.95	(2.19)	(0.85)	4,856	—

*  Commencement of investment operations.

See accompanying notes to the financial statements.

258 :: FINANCIAL HIGHLIGHTS PROSHARES TRUST

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE													RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS						DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments		Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
UltraShort Oil & Gas
Year ended May 31, 2017	$51.67	$(0.23)	$(3.04)		$—	$(3.27)	$—	$—	$—	$—	$48.40	(6.33)%	(6.41)%	1.11%	0.95%	(0.68)%	(0.52)%	$34,708	—%
Year ended May 31, 2016	50.95	(0.50)	1.22	(i)	—	0.72	—	—	—	—	51.67	1.41	1.49	1.12	0.95	(0.96)	(0.79)	55,135	—
Year ended May 31, 2015	41.23	(0.43)	10.15		—	9.72	—	—	—	—	50.95	23.57	23.60	1.14	0.95	(1.10)	(0.91)	44,177	—
Year ended May 31, 2014(n)	63.86	(0.50)	(22.13)		—	(22.63)	—	—	—	—	41.23	(35.43)	(35.52)	1.07	0.95	(1.05)	(0.94)	46,060	—
Year ended May 31, 2013(n)	115.24	(0.69)	(50.69)		—	(51.38)	—	—	—	—	63.86	(44.58)	(44.57)	1.09	0.95	(1.01)	(0.87)	77,348	—
UltraShort Oil & Gas Exploration & Production
Year ended May 31, 2017	18.36	(0.08)	(2.72)		—	(2.80)	—	—	—	—	15.56	(15.23)	(13.51)	7.42	0.95	(7.02)	(0.55)	778	—
June 22, 2015* through May 31, 2016	20.00	(0.24)	(1.40	)(i)	—	(1.64)	—	—	—	—	18.36	(8.21)	(9.93)	2.89	0.95	(2.80)	(0.86)	918	—
UltraShort Real Estate
Year ended May 31, 2017	38.46	(0.19)	(5.41)		—	(5.60)	—	—	—	—	32.86	(14.57)	(14.50)	1.19	0.95	(0.78)	(0.53)	34,364	—
Year ended May 31, 2016	50.39	(0.38)	(11.55)		—	(11.93)	—	—	—	—	38.46	(23.67)	(23.68)	1.24	0.95	(1.09)	(0.80)	38,299	—
Year ended May 31, 2015(t)	64.01	(0.49)	(13.13)		—	(13.62)	—	—	—	—	50.39	(21.28)	(21.32)	1.32	0.95	(1.26)	(0.89)	32,645	—
Year ended May 31, 2014(t)	82.53	(0.75)	(17.77)		—	(18.52)	—	—	—	—	64.01	(22.44)	(21.78)	1.11	0.95	(1.10)	(0.94)	45,469	—
Year ended May 31, 2013(t)	119.82	(0.82)	(36.47)		—	(37.29)	—	—	—	—	82.53	(31.12)	(31.55)	1.06	0.95	(0.96)	(0.85)	63,270	—

*  Commencement of investment operations.

See accompanying notes to the financial statements.

PROSHARES TRUST FINANCIAL HIGHLIGHTS :: 259

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE													RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS						DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments		Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
UltraShort Semiconductors
Year ended May 31, 2017	$36.74	$(0.12)	$(21.20)		$—	$(21.32)	$—	$—	$—	$—	$15.42	(58.04)%	(58.54)%	2.33%	0.95%	(1.90)%	(0.52)%	$4,255	—%
Year ended May 31, 2016	40.36	(0.39)	(3.23	)(i)	—	(3.62)	—	—	—	—	36.74	(8.98)	(7.47)	3.31	0.95	(3.21)	(0.84)	2,792	—
Year ended May 31, 2015(s)	78.93	(0.48)	(38.09)		—	(38.57)	—	—	—	—	40.36	(48.86)	(49.39)	3.07	0.95	(3.01)	(0.89)	3,067	—
Year ended May 31, 2014(s)	138.93	(1.09)	(58.91)		—	(60.00)	—	—	—	—	78.93	(43.19)	(42.49)	2.01	0.95	(2.01)	(0.94)	4,024	—
Year ended May 31, 2013(s)	214.88	(1.67)	(74.28)		—	(75.95)	—	—	—	—	138.93	(35.34)	(35.65)	1.65	0.95	(1.58)	(0.87)	13,335	—
UltraShort Technology
Year ended May 31, 2017	42.22	(0.19)	(20.01)		—	(20.20)	—	—	—	—	22.02	(47.85)	(47.52)	2.78	0.95	(2.43)	(0.59)	2,270	—
Year ended May 31, 2016	48.28	(0.42)	(5.64)		—	(6.06)	—	—	—	—	42.22	(12.55)	(12.30)	2.22	0.95	(2.12)	(0.85)	4,352	—
Year ended May 31, 2015(r)	72.76	(0.51)	(23.97)		—	(24.48)	—	—	—	—	48.28	(33.64)	(34.12)	2.60	0.95	(2.54)	(0.90)	7,391	—
Year ended May 31, 2014(r)	120.72	(0.92)	(47.04)		—	(47.96)	—	—	—	—	72.76	(39.73)	(38.80)	2.29	0.95	(2.29)	(0.94)	4,772	—
Year ended May 31, 2013(r)	164.74	(1.25)	(42.77)		—	(44.02)	—	—	—	—	120.72	(26.72)	(27.47)	1.75	0.95	(1.67)	(0.87)	7,917	—
UltraShort Utilities
Year ended May 31, 2017	35.17	(0.20)	(9.07)		—	(9.27)	—	—	—	—	25.90	(26.35)	(26.83)	1.72	0.95	(1.39)	(0.62)	7,447	—
Year ended May 31, 2016	50.80	(0.41)	(15.22)		—	(15.63)	—	—	—	—	35.17	(30.77)	(30.06)	2.63	0.95	(2.53)	(0.85)	3,956	—
Year ended May 31, 2015(r)	63.73	(0.49)	(12.44)		—	(12.93)	—	—	—	—	50.80	(20.28)	(21.04)	2.66	0.95	(2.62)	(0.92)	8,255	—
Year ended May 31, 2014(r)	94.72	(0.75)	(30.24)		—	(30.99)	—	—	—	—	63.73	(32.71)	(32.43)	2.84	0.95	(2.83)	(0.95)	6,372	—
Year ended May 31, 2013(r)	123.56	(0.91)	(27.93)		—	(28.84)	—	—	—	—	94.72	(23.34)	(24.32)	4.02	0.95	(3.93)	(0.85)	4,143	—

See accompanying notes to the financial statements.

260 :: FINANCIAL HIGHLIGHTS PROSHARES TRUST

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE														RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS							DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments		Transaction fees (b)		Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
UltraPro Short Nasdaq Biotechnology
Year ended May 31, 2017	$26.74	$(0.16)	$(8.84)		$—		$(9.00)	$—	$—	$—	$—	$17.74	(33.68)%	(33.11)%	1.77%	0.95%	(1.59)%	(0.77)%	$7,094	—%
June 22, 2015* through May 31, 2016	20.00	(0.23)	6.97		—		6.74	—	—	—	—	26.74	33.72	33.65	1.54	0.95	(1.46)	(0.87)	5,349	—
UltraPro Short Financial Select Sector
Year ended May 31, 2017(bb)	33.45	(0.13)	(17.94)		—		(18.07)	—	—	—	—	15.38	(54.02)	(53.80)	4.99	0.95	(4.67)	(0.63)	2,210	—
Year ended May 31, 2016(bb)	41.86	(0.36)	(8.05	)(i)	—		(8.41)	—	—	—	—	33.45	(20.09)	(22.76)	3.19	0.95	(3.12)	(0.88)	2,300	—
Year ended May 31, 2015(bb)	67.08	(0.48)	(24.74)		—		(25.22)	—	—	—	—	41.86	(37.60)	(35.05)	3.14	0.95	(3.13)	(0.94)	3,924	—
Year ended May 31, 2014(n)(bb)	113.62	(0.78)	(45.76)		—		(46.54)	—	—	—	—	67.08	(40.96)	(40.36)	3.59	0.95	(3.59)	(0.95)	4,612	—
July 10, 2012* through May 31, 2013(n)(bb)	320.00	(1.51)	(204.87)		—		(206.38)	—	—	—	—	113.62	(64.49)	(65.05)	3.24	0.95	(3.14)	(0.85)	2,130	—
Short MSCI EAFE
Year ended May 31, 2017	33.20	(0.18)	(5.23)		—		(5.41)	—	—	—	—	27.79	(16.30)	(16.24)	1.06	0.95	(0.69)	(0.57)	32,655	—
Year ended May 31, 2016	31.11	(0.27)	2.36	(i)	—		2.09	—	—	—	—	33.20	6.73	6.64	1.07	0.95	(0.91)	(0.79)	100,437	—
Year ended May 31, 2015	31.75	(0.31)	(0.33	)(i)	—	(h)	(0.64)	—	—	—	—	31.11	(2.01)	(2.05)	1.00	0.95	(0.98)	(0.93)	31,885	—
Year ended May 31, 2014	38.87	(0.33)	(6.82)		0.03		(7.12)	—	—	—	—	31.75	(18.33)	(18.29)	1.02	0.95	(1.00)	(0.93)	169,050	—
Year ended May 31, 2013	52.42	(0.37)	(13.19)		0.01		(13.55)	—	—	—	—	38.87	(25.85)	(25.87)	1.03	0.95	(0.93)	(0.85)	157,429	—

*  Commencement of investment operations.

See accompanying notes to the financial statements.

PROSHARES TRUST FINANCIAL HIGHLIGHTS :: 261

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE													RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS						DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Transaction fees (b)		Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
Short MSCI Emerging Markets
Year ended May 31, 2017	$27.77	$(0.13)	$(6.58)	$—		$(6.71)	$—	$—	$—	$—	$21.06	(24.15)%	(24.16)%	0.98%	0.95%	(0.56)%	(0.53)%	$159,020	—%
Year ended May 31, 2016	24.70	(0.23)	3.30	—		3.07	—	—	—	—	27.77	12.44	12.34	0.96	0.95	(0.83)	(0.81)	301,269	—
Year ended May 31, 2015	25.38	(0.23)	(0.45)	—	(h)	(0.68)	—	—	—	—	24.70	(2.70)	(2.56)	0.99	0.95	(0.94)	(0.90)	259,300	—
Year ended May 31, 2014	28.33	(0.26)	(2.70)	0.01		(2.95)	—	—	—	—	25.38	(10.40)	(10.51)	0.95	0.95	(0.93)	(0.93)	211,292	—
Year ended May 31, 2013	32.88	(0.25)	(4.30)	—	(h)	(4.55)	—	—	—	—	28.33	(13.85)	(13.78)	0.99	0.95	(0.90)	(0.86)	233,703	—
Short FTSE China 50
Year ended May 31, 2017	29.44	(0.15)	(6.22)	—		(6.37)	—	—	—	—	23.07	(21.64)	(21.62)	1.62	0.95	(1.26)	(0.59)	9,228	—
Year ended May 31, 2016	23.30	(0.24)	6.38	—		6.14	—	—	—	—	29.44	26.37	23.01	1.70	0.95	(1.58)	(0.83)	13,248	—
Year ended May 31, 2015	33.93	(0.28)	(10.35)	—		(10.63)	—	—	—	—	23.30	(31.35)	(29.39)	2.17	0.95	(2.14)	(0.92)	3,494	—
Year ended May 31, 2014	38.56	(0.34)	(4.31)	0.02		(4.63)	—	—	—	—	33.93	(12.00)	(12.15)	2.18	0.95	(2.17)	(0.94)	35,630	—
Year ended May 31, 2013	45.58	(0.34)	(6.68)	—	(h)	(7.02)	—	—	—	—	38.56	(15.40)	(15.29)	2.00	0.95	(1.90)	(0.85)	3,856	—
See accompanying notes to the financial statements.

262 :: FINANCIAL HIGHLIGHTS PROSHARES TRUST

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE													RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS						DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Transaction fees (b)		Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
UltraShort MSCI EAFE
Year ended May 31, 2017	$39.69	$(0.23)	$(12.14)	$—		$(12.37)	$—	$—	$—	$—	$27.32	(31.18)%	(31.29)%	2.11%	0.95%	(1.82)%	(0.66)%	$3,754	—%
Year ended May 31, 2016	35.96	(0.36)	4.09 (i)	—		3.73	—	—	—	—	39.69	10.38	10.35	2.34	0.95	(2.25)	(0.86)	7,439	—
Year ended May 31, 2015	37.99	(0.37)	(1.66)	—	(h)	(2.03)	—	—	—	—	35.96	(5.34)	(5.32)	2.62	0.95	(2.58)	(0.92)	3,144	—
Year ended May 31, 2014(n)	57.55	(0.45)	(19.12)	0.01		(19.56)	—	—	—	—	37.99	(33.99)	(33.87)	2.28	0.95	(2.27)	(0.94)	7,120	—
Year ended May 31, 2013(n)	106.44	(0.62)	(48.29)	0.02		(48.89)	—	—	—	—	57.55	(45.93)	(46.13)	1.56	0.95	(1.44)	(0.83)	6,474	—
UltraShort MSCI Emerging Markets
Year ended May 31, 2017	20.74	(0.08)	(9.05)	—		(9.13)	—	—	—	—	11.61	(44.02)	(44.03)	1.12	0.95	(0.69)	(0.52)	32,161	—
Year ended May 31, 2016	17.23	(0.18)	3.69	—		3.51	—	—	—	—	20.74	20.41	20.42	1.06	0.95	(0.92)	(0.81)	57,450	—
Year ended May 31, 2015	18.56	(0.16)	(1.17)	—	(h)	(1.33)	—	—	—	—	17.23	(7.17)	(7.06)	1.20	0.95	(1.15)	(0.90)	36,514	—
Year ended May 31, 2014	23.83	(0.21)	(5.07)	0.01		(5.27)	—	—	—	—	18.56	(22.11)	(22.29)	1.05	0.95	(1.03)	(0.93)	49,544	—
Year ended May 31, 2013	32.77	(0.22)	(8.73)	0.01		(8.94)	—	—	—	—	23.83	(27.29)	(27.25)	1.09	0.95	(0.99)	(0.85)	51,100	—

See accompanying notes to the financial statements.

PROSHARES TRUST FINANCIAL HIGHLIGHTS :: 263

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE														RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS							DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments		Transaction fees (b)		Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
UltraShort FTSE Europe
Year ended May 31, 2017	$55.55	$(0.30)	$(18.89)		$—		$(19.19)	$—	$—	$—	$—	$36.36	(34.56)%	(34.56)%	1.09%	0.95%	(0.74)%	(0.60)%	$32,254	—%
Year ended May 31, 2016	51.12	(0.49)	4.92	(i)	—		4.43	—	—	—	—	55.55	8.67	8.63	1.13	0.95	(1.02)	(0.84)	42,337	—
Year ended May 31, 2015	52.38	(0.53)	(0.73)		—	(h)	(1.26)	—	—	—	—	51.12	(2.40)	(2.33)	1.21	0.95	(1.18)	(0.92)	26,178	—
Year ended May 31, 2014(p)	88.66	(0.65)	(35.64)		0.01		(36.28)	—	—	—	—	52.38	(40.92)	(40.99)	1.11	0.95	(1.09)	(0.93)	29,441	—
Year ended May 31, 2013(p)	187.47	(1.02)	(97.85)		0.06		(98.81)	—	—	—	—	88.66	(52.71)	(52.79)	1.09	0.95	(0.96)	(0.82)	82,007	—
UltraShort MSCI Brazil Capped
Year ended May 31, 2017	40.02	(0.09)	(26.28)		—		(26.37)	—	—	—	—	13.65	(65.90)	(65.93)	1.12	0.95	(0.69)	(0.52)	30,707	—
Year ended May 31, 2016(v)	45.98	(0.45)	(5.51	)(i)	—		(5.96)	—	—	—	—	40.02	(12.97)	(12.86)	1.20	0.95	(1.10)	(0.85)	61,031	—
Year ended May 31, 2015(v)	34.11	(0.33)	12.20		—	(h)	11.87	—	—	—	—	45.98	34.81	34.68	1.35	0.95	(1.32)	(0.92)	29,885	—
Year ended May 31, 2014(v)	36.84	(0.38)	(2.37)		0.02		(2.73)	—	—	—	—	34.11	(7.41)	(7.31)	1.52	0.95	(1.51)	(0.94)	22,169	—
Year ended May 31, 2013(v)	42.70	(0.30)	(5.57)		0.01		(5.86)	—	—	—	—	36.84	(13.73)	(13.73)	1.59	0.95	(1.49)	(0.85)	16,575	—

See accompanying notes to the financial statements.

264 :: FINANCIAL HIGHLIGHTS PROSHARES TRUST

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE													RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS						DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Transaction fees (b)		Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
UltraShort FTSE China 50
Year ended May 31, 2017	$41.50	$(0.18)	$(16.44)	$—		$(16.62)	$—	$—	$—	$—	$24.88	(40.05)%	(40.27)%	1.15%	0.95%	(0.77)%	(0.57)%	$43,798	—%
Year ended May 31, 2016	28.22	(0.35)	13.63	—		13.28	—	—	—	—	41.50	47.05	47.77	1.13	0.95	(1.01)	(0.83)	62,681	—
Year ended May 31, 2015	62.15	(0.40)	(33.53)	—	(h)	(33.93)	—	—	—	—	28.22	(54.60)	(54.61)	1.18	0.95	(1.13)	(0.90)	46,855	—
Year ended May 31, 2014(p)	83.15	(0.67)	(20.33)	—	(h)	(21.00)	—	—	—	—	62.15	(25.25)	(25.48)	1.06	0.95	(1.03)	(0.93)	103,209	—
Year ended May 31, 2013(p)	120.54	(0.78)	(36.62)	0.01		(37.39)	—	—	—	—	83.15	(31.02)	(30.76)	1.05	0.95	(0.96)	(0.86)	131,885	—
UltraShort MSCI Japan
Year ended May 31, 2017	48.16	(0.27)	(13.32)	—		(13.59)	—	—	—	—	34.57	(28.22)	(27.90)	1.48	0.95	(1.18)	(0.66)	10,369	—
Year ended May 31, 2016	46.92	(0.42)	1.66 (i)	—		1.24	—	—	—	—	48.16	2.64	2.36	1.48	0.95	(1.35)	(0.83)	18,055	—
Year ended May 31, 2015	66.57	(0.55)	(19.11)	0.01		(19.65)	—	—	—	—	46.92	(29.51)	(29.61)	1.76	0.95	(1.74)	(0.93)	9,380	—
Year ended May 31, 2014(p)	89.26	(0.67)	(22.05)	0.03		(22.69)	—	—	—	—	66.57	(25.42)	(24.91)	1.92	0.95	(1.91)	(0.94)	9,980	—
Year ended May 31, 2013(p)	154.11	(1.00)	(63.89)	0.04		(64.85)	—	—	—	—	89.26	(42.08)	(42.14)	2.04	0.95	(1.95)	(0.86)	10,041	—

See accompanying notes to the financial statements.

PROSHARES TRUST FINANCIAL HIGHLIGHTS :: 265

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE													RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS						DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Transaction fees (b)		Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
UltraShort MSCI Mexico Capped IMI
Year ended May 31, 2017	$26.22	$(0.13)	$(6.88)	$—		$(7.01)	$—	$—	$—	$—	$19.21	(26.72)%	(26.37)%	5.60%	0.95%	(5.20)%	(0.56)%	$960	—%
Year ended May 31, 2016	23.72	(0.22)	2.72	—		2.50	—	—	—	—	26.22	10.50	9.55	7.46	0.95	(7.32)	(0.81)	1,311	—
Year ended May 31, 2015	21.26	(0.20)	2.66	—		2.46	—	—	—	—	23.72	11.62	11.98	9.12	0.95	(9.08)	(0.91)	1,186	—
Year ended May 31, 2014	24.87	(0.23)	(3.39)	0.01		(3.61)	—	—	—	—	21.26	(14.53)	(13.66)	8.97	0.95	(8.97)	(0.95)	1,062	—
Year ended May 31, 2013	45.60	(0.23)	(20.50)	—	(h)	(20.73)	—	—	—	—	24.87	(45.46)	(43.69)	6.88	0.95	(6.78)	(0.85)	2,487	—
Short 7-10 Year Treasury
Year ended May 31, 2017	28.13	(0.15)	0.10 (i)	—		(0.05)	—	—	—	—	28.08	(0.19)	(0.43)	1.11	0.95	(0.69)	(0.53)	40,012	—
Year ended May 31, 2016	29.77	(0.24)	(1.40)	—		(1.64)	—	—	—	—	28.13	(5.49)	(5.60)	1.18	0.95	(1.05)	(0.82)	28,836	—
Year ended May 31, 2015	31.80	(0.28)	(1.75)	—	(h)	(2.03)	—	—	—	—	29.77	(6.39)	(6.40)	1.08	0.95	(1.05)	(0.92)	39,439	—
Year ended May 31, 2014	32.65	(0.31)	(0.54)	—	(h)	(0.85)	—	—	—	—	31.80	(2.60)	(2.40)	1.07	0.95	(1.06)	(0.93)	73,932	—
Year ended May 31, 2013	32.70	(0.28)	0.23	—	(h)	(0.05)	—	—	—	—	32.65	(0.16)	(0.36)	1.40	0.95	(1.32)	(0.87)	31,834	—

See accompanying notes to the financial statements.

266 :: FINANCIAL HIGHLIGHTS PROSHARES TRUST

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE													RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS						DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Transaction fees (b)		Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
Short 20+ Year Treasury
Year ended May 31, 2017	$22.52	$(0.11)	$0.21	$—		$0.10	$—	$—	$—	$—	$22.62	0.46%	0.49%	0.92%	0.92%	(0.51)%	(0.51)%	$675,250	—%
Year ended May 31, 2016	25.15	(0.20)	(2.43)	—		(2.63)	—	—	—	—	22.52	(10.46)	(10.76)	0.95	0.95	(0.83)	(0.83)	634,958	—
Year ended May 31, 2015	28.74	(0.24)	(3.35)	—	(h)	(3.59)	—	—	—	—	25.15	(12.50)	(12.22)	0.95	0.95	(0.90)	(0.90)	1,051,151	—
Year ended May 31, 2014	30.50	(0.29)	(1.47)	—	(h)	(1.76)	—	—	—	—	28.74	(5.77)	(5.54)	0.94	0.94	(0.92)	(0.92)	1,503,146	—
Year ended May 31, 2013	29.00	(0.25)	1.75	—	(h)	1.50	—	—	—	—	30.50	5.17	5.50	0.95	0.95	(0.86)	(0.86)	1,123,989	—
Short High Yield
Year ended May 31, 2017	26.78	(0.14)	(3.06)	—		(3.20)	—	—	—	—	23.58	(11.96)	(11.91)	0.99	0.95	(0.60)	(0.56)	122,618	—
Year ended May 31, 2016	26.85	(0.22)	0.15 (i)	—		(0.07)	—	—	—	—	26.78	(0.26)	(0.33)	0.98	0.95	(0.83)	(0.80)	195,523	—
Year ended May 31, 2015	27.86	(0.25)	(0.76)	—	(h)	(1.01)	—	—	—	—	26.85	(3.60)	(3.62)	1.10	0.95	(1.06)	(0.91)	55,047	—
Year ended May 31, 2014	31.25	(0.28)	(3.12)	0.01		(3.39)	—	—	—	—	27.86	(10.86)	(10.75)	1.11	0.95	(1.09)	(0.93)	43,177	—
Year ended May 31, 2013	36.44	(0.28)	(4.92)	0.01		(5.19)	—	—	—	—	31.25	(14.24)	(14.10)	1.19	0.95	(1.11)	(0.87)	46,874	—

See accompanying notes to the financial statements.

PROSHARES TRUST FINANCIAL HIGHLIGHTS :: 267

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE													RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS						DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Transaction fees (b)		Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
UltraShort 3-7 Year Treasury
Year ended May 31, 2017	$26.78	$(0.15)	$(0.22)	$—		$(0.37)	$—	$—	$—	$—	$26.41	(1.37)%	(1.19)%	3.43%	0.95%	(3.05)%	(0.58)%	$2,641	—%
Year ended May 31, 2016	28.63	(0.23)	(1.62)	—		(1.85)	—	—	—	—	26.78	(6.49)	(7.30)	4.10	0.95	(3.98)	(0.83)	2,678	—
Year ended May 31, 2015	30.87	(0.28)	(1.96)	—		(2.24)	—	—	—	—	28.63	(7.24)	(6.02)	3.23	0.95	(3.22)	(0.94)	2,863	—
Year ended May 31, 2014	32.12	(0.30)	(0.95)	—	(h)	(1.25)	—	—	—	—	30.87	(3.89)	(3.62)	2.99	0.95	(2.98)	(0.94)	3,858	—
Year ended May 31, 2013	32.58	(0.28)	(0.18)	—		(0.46)	—	—	—	—	32.12	(1.41)	(1.47)	2.75	0.95	(2.66)	(0.86)	4,818	—
UltraShort 7-10 Year Treasury
Year ended May 31, 2017	21.20	(0.12)	0.15	—		0.03	—	—	—	—	21.23	0.14	0.09	0.97	0.95	(0.57)	(0.55)	125,279	—
Year ended May 31, 2016	23.68	(0.18)	(2.30)	—		(2.48)	—	—	—	—	21.20	(10.44)	(10.65)	0.98	0.95	(0.83)	(0.80)	155,850	—
Year ended May 31, 2015	26.89	(0.23)	(2.98)	—	(h)	(3.21)	—	—	—	—	23.68	(11.94)	(11.87)	0.98	0.95	(0.93)	(0.90)	250,964	—
Year ended May 31, 2014	28.19	(0.27)	(1.03)	—	(h)	(1.30)	—	—	—	—	26.89	(4.63)	(4.16)	0.96	0.95	(0.94)	(0.93)	292,395	—
Year ended May 31, 2013	28.13	(0.24)	0.30	—	(h)	0.06	—	—	—	—	28.19	0.22	0.18	0.97	0.95	(0.87)	(0.85)	308,723	—

See accompanying notes to the financial statements.

268 :: FINANCIAL HIGHLIGHTS PROSHARES TRUST

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE														RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS							DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments		Transaction fees (b)		Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
UltraShort 20+ Year Treasury
Year ended May 31, 2017	$36.37	$(0.17)	$0.15		$—		$(0.02)	$—	$—	$—	$—	$36.35	(0.06)%	(0.03)%	0.90%	0.90%	(0.47)%	(0.47)%	$2,053,938	—%
Year ended May 31, 2016	45.92	(0.35)	(9.20)		—		(9.55)	—	—	—	—	36.37	(20.79)	(21.48)	0.93	0.93	(0.82)	(0.82)	2,116,937	—
Year ended May 31, 2015	60.47	(0.46)	(14.09)		—	(h)	(14.55)	—	—	—	—	45.92	(24.07)	(23.43)	0.93	0.93	(0.89)	(0.89)	3,016,996	—
Year ended May 31, 2014	68.37	(0.65)	(7.26)		0.01		(7.90)	—	—	—	—	60.47	(11.55)	(10.91)	0.92	0.92	(0.90)	(0.90)	4,179,158	—
Year ended May 31, 2013(m)	62.25	(0.52)	6.63		0.01		6.12	—	—	—	—	68.37	9.83	10.23	0.93	0.93	(0.82)	(0.82)	3,863,432	—
UltraShort TIPS
Year ended May 31, 2017	25.79	(0.15)	(1.03)		—		(1.18)	—	—	—	—	24.61	(4.59)	(3.04)	6.38	0.95	(6.04)	(0.61)	1,231	—
Year ended May 31, 2016	26.76	(0.24)	(0.73	)(i)	—		(0.97)	—	—	—	—	25.79	(3.61)	(4.15)	2.85	0.95	(2.77)	(0.87)	1,290	—
Year ended May 31, 2015	26.90	(0.25)	0.11		—		(0.14)	—	—	—	—	26.76	(0.54)	(0.63)	1.75	0.95	(1.72)	(0.92)	10,704	—
Year ended May 31, 2014	27.60	(0.27)	(0.43)		—	(h)	(0.70)	—	—	—	—	26.90	(2.51)	(2.64)	1.69	0.95	(1.68)	(0.94)	12,107	—
Year ended May 31, 2013	26.95	(0.23)	0.88		—	(h)	0.65	—	—	—	—	27.60	2.40	1.99	2.88	0.95	(2.80)	(0.87)	6,899	—

See accompanying notes to the financial statements.

PROSHARES TRUST FINANCIAL HIGHLIGHTS :: 269

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE													RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS						DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments		Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
UltraPro Short 20+ Year Treasury
Year ended May 31, 2017	$27.99	$(0.16)	$(0.40	)(i)	$—	$(0.56)	$—	$—	$—	$—	$27.43	(1.99)%	(2.05)%	0.99%	0.95%	(0.63)%	(0.59)%	$84,359	—%
Year ended May 31, 2016	40.84	(0.30)	(12.55)		—	(12.85)	—	—	—	—	27.99	(31.46)	(32.21)	1.03	0.95	(0.92)	(0.85)	74,874	—
Year ended May 31, 2015	62.98	(0.45)	(21.69)		—	(22.14)	—	—	—	—	40.84	(35.15)	(34.35)	1.02	0.95	(1.01)	(0.94)	105,155	—
Year ended May 31, 2014(n)	77.04	(0.78)	(13.31)		0.03	(14.06)	—	—	—	—	62.98	(18.25)	(17.38)	1.02	0.95	(1.02)	(0.95)	111,777	—
Year ended May 31, 2013(n)	68.12	(0.61)	9.47		0.06	8.92	—	—	—	—	77.04	13.09	13.43	1.13	0.95	(1.06)	(0.88)	63,558	—
Ultra S&P500®
Year ended May 31, 2017	66.35	0.48	22.11		—	22.59	(0.33)	—	—	(0.33)	88.61	34.15	34.37	0.90	0.90	0.63	0.63	1,860,832	4
Year ended May 31, 2016	67.38	0.58	(1.20)		—	(0.62)	(0.41)	—	—	(0.41)	66.35	(0.89)	(1.02)	0.90	0.90	0.94	0.94	1,499,470	7
Year ended May 31, 2015(u)	55.70	0.53	11.47		—	12.00	(0.32)	—	—	(0.32)	67.38	21.58	21.64	0.89	0.89	0.86	0.86	1,923,779	31
Year ended May 31, 2014(u)	39.60	0.24	15.99		—	16.23	(0.13)	—	—	(0.13)	55.70	41.09	40.86	0.89	0.89	0.50	0.50	2,389,554	4
Year ended May 31, 2013(u)	25.33	0.14	14.29		—	14.43	(0.16)	—	—	(0.16)	39.60	57.15	56.56	0.90	0.90	0.43	0.43	2,429,261	8

See accompanying notes to the financial statements.

270 :: FINANCIAL HIGHLIGHTS PROSHARES TRUST

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE												RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS					DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)					SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions		Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
Ultra QQQ®
Year ended May 31, 2017(ff)	$37.52	$0.02	$23.28	$—	$23.30	$(0.06)	$—	$—	$(0.06)	$60.76	62.19%	62.47%	1.00%	0.95%	—	%(k)	0.05%	$1,257,752	4%
Year ended May 31, 2016(ff)	38.50	0.07	(0.98)	—	(0.91)	(0.07)	—	—	(0.07)	37.52	(2.40)	(2.63)	1.01	0.95	0.12		0.18	874,130	10
Year ended May 31, 2015(u)(ff)	26.81	0.02	11.75	—	11.77	(0.08)	—	—	(0.08)	38.50	44.02	44.22	1.01	0.95	—	(k)	0.06	1,028,076	8
Year ended May 31, 2014(u)(ff)	17.18	0.04	9.59	—	9.63	—	—	—	—	26.81	56.05	55.78	1.02	0.95	0.11		0.19	723,842	9
Year ended May 31, 2013(u)(ff)	12.45	0.05	4.73	—	4.78	(0.05)	—	—	(0.05)	17.18	38.47	38.51	1.03	0.95	0.29		0.37	489,630	11
Ultra Dow30SM
Year ended May 31, 2017	67.30	0.88	27.69	—	28.57	(0.90)	—	—	(0.90)	94.97	42.77	42.95	0.98	0.95	1.06		1.09	313,391	9
Year ended May 31, 2016	69.15	0.83	(1.83)	—	(1.00)	(0.85)	—	—	(0.85)	67.30	(1.36)	(1.46)	1.00	0.95	1.25		1.30	245,631	6
Year ended May 31, 2015(u)	59.03	0.65	10.10	—	10.75	(0.63)	—	—	(0.63)	69.15	18.30	18.37	0.98	0.95	0.97		1.01	318,072	9
Year ended May 31, 2014(u)	47.54	0.32	11.45	—	11.77	(0.28)	—	—	(0.28)	59.03	24.86	24.66	0.99	0.95	0.57		0.61	301,040	15
Year ended May 31, 2013(u)	31.23	0.15	16.27	—	16.42	(0.11)	—	—	(0.11)	47.54	52.69	52.78	1.01	0.95	0.34		0.40	256,699	4

See accompanying notes to the financial statements.

PROSHARES TRUST FINANCIAL HIGHLIGHTS :: 271

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE													RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS						DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments		Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
Ultra MidCap400
Year ended May 31, 2017	$76.61	$0.30	$24.53		$—	$24.83	$(0.35)	$—	$—	$(0.35)	$101.09	32.49%	32.44%	1.02%	0.95%	0.26%	0.33%	$113,728	40%
Year ended May 31, 2016	81.05	0.32	(4.56)		—	(4.24)	(0.20)	—	—	(0.20)	76.61	(5.21)	(5.06)	1.06	0.95	0.33	0.44	143,635	38
Year ended May 31, 2015	66.35	0.15	14.55	(i)	—	14.70	—	—	—	—	81.05	22.16	22.09	0.96	0.95	0.20	0.21	143,864	56
Year ended May 31, 2014(q)	49.62	(0.03)	16.76	(i)	—	16.73	—	—	—	—	66.35	33.70	33.71	0.95	0.95	(0.05)	(0.05)	159,236	358
Year ended May 31, 2013(q)	30.62	(0.03)	19.05		—	19.02	(0.02)	—	—	(0.02)	49.62	62.17	62.04	0.95	0.95	(0.07)	(0.07)	104,212	45
Ultra Russell2000
Year ended May 31, 2017(ff)	40.59	0.10	15.93		—	16.03	(0.14)	—	—	(0.14)	56.48	39.55	39.58	1.29	0.95	(0.14)	0.21	158,157	62
Year ended May 31, 2016(ff)	48.22	0.10	(7.63)		—	(7.53)	(0.10)	—	—	(0.10)	40.59	(15.63)	(15.51)	1.18	0.95	0.02	0.25	166,404	37
Year ended May 31, 2015(ff)	40.24	0.06	7.98	(i)	—	8.04	(0.06)	—	—	(0.06)	48.22	20.00	19.79	1.09	0.95	0.01	0.14	207,359	179
Year ended May 31, 2014(ff)	30.51	(0.05)	9.78		—	9.73	—	—	—	—	40.24	31.90	32.11	1.06	0.95	(0.24)	(0.13)	211,267	266
Year ended May 31, 2013(ff)	18.38	(0.06)	12.19		—	12.13	—	—	—	—	30.51	65.98	66.27	1.06	0.95	(0.37)	(0.26)	146,454	164
See accompanying notes to the financial statements.

272 :: FINANCIAL HIGHLIGHTS PROSHARES TRUST

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE													RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS						DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments		Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
Ultra SmallCap600
Year ended May 31, 2017	$57.71	$(0.02)	$21.45		$—	$21.43	$(0.06)	$—	$—	$(0.06)	$79.08	37.12%	37.54%	1.48%	0.95%	(0.55)%	(0.02)%	$23,724	20%
Year ended May 31, 2016	60.00	0.07	(2.31)		—	(2.24)	(0.05)	—	—	(0.05)	57.71	(3.71)	(4.16)	1.81	0.95	(0.72)	0.13	18,756	26
Year ended May 31, 2015(u)	50.67	0.03	9.30		—	9.33	—	—	—	—	60.00	18.40	18.93	1.44	0.95	(0.44)	0.05	20,999	17
Year ended May 31, 2014(u)	36.61	(0.19)	14.25		—	14.06	—	—	—	—	50.67	38.43	37.53	1.79	0.95	(1.26)	(0.42)	22,803	16
Year ended May 31, 2013(u)	22.23	(0.08)	14.46		—	14.38	—	—	—	—	36.61	64.73	65.70	1.58	0.95	(0.91)	(0.28)	27,454	39
UltraPro S&P500®
Year ended May 31, 2017	66.94	(0.17)	35.71		—	35.54	(0.10)	—	—	(0.10)	102.38	53.16	53.44	0.95	0.95	(0.21)	(0.21)	880,462	93
Year ended May 31, 2016	70.85	0.35	(4.11	)(i)	—	(3.76)	(0.15)	—	—	(0.15)	66.94	(5.30)	(5.47)	0.95	0.95	0.57	0.57	689,508	18
Year ended May 31, 2015(u)	54.18	0.29	16.59		—	16.88	(0.21)	—	—	(0.21)	70.85	31.19	31.31	0.95	0.95	0.46	0.46	800,588	6
Year ended May 31, 2014(o)(u)	32.91	0.07	21.23		—	21.30	(0.03)	—	—	(0.03)	54.18	64.77	64.26	0.95	0.95	0.17	0.17	568,904	38
Year ended May 31, 2013(o)(u)	17.11	0.03	15.78		—	15.81	(0.01)	—	—	(0.01)	32.91	92.52	92.88	0.99	0.95	0.08	0.11	355,479	73

See accompanying notes to the financial statements.

PROSHARES TRUST FINANCIAL HIGHLIGHTS :: 273

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE													RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS						DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments		Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
UltraPro QQQ®
Year ended May 31, 2017(dd)	$52.39	$(0.25)	$53.98		$—	$53.73	$—	$—	$—	$—	$106.12	102.57%	103.31%	1.00%	0.95%	(0.41)%	(0.36)%	$1,772,188	16%
Year ended May 31, 2016(dd)	57.51	(0.04)	(5.08	)(i)	—	(5.12)	—	—	—	—	52.39	(8.92)	(9.27)	1.01	0.95	(0.13)	(0.07)	1,152,489	35
Year ended May 31, 2015(dd)	34.20	(0.07)	23.40		—	23.33	(0.02)	—	—	(0.02)	57.51	68.23	68.63	1.01	0.95	(0.20)	(0.14)	1,035,208	9
Year ended May 31, 2014(q)(dd)	18.00	0.07	16.13		—	16.20	—	—	—	—	34.20	90.05	89.36	1.04	0.95	0.17	0.26	584,860	11
Year ended May 31, 2013(q)(dd)	11.38	(0.04)	6.66		—	6.62	—	—	—	—	18.00	58.15	58.48	1.06	0.95	(0.37)	(0.26)	212,363	65
UltraPro Dow30SM
Year ended May 31, 2017(ff)	34.23	0.04	23.27		—	23.31	(0.09)	—	—	(0.09)	57.45	68.22	68.49	1.02	0.95	0.02	0.09	166,606	3
Year ended May 31, 2016(ff)	36.49	0.31	(2.44	)(i)	—	(2.13)	(0.13)	—	—	(0.13)	34.23	(5.83)	(6.04)	1.03	0.95	0.92	1.00	140,323	5
Year ended May 31, 2015(u)(ff)	29.13	0.20	7.29		—	7.49	(0.13)	—	—	(0.13)	36.49	25.77	25.92	1.03	0.95	0.53	0.61	109,474	24
Year ended May 31, 2014(u)(ff)	21.34	0.16	7.75		—	7.91	(0.12)	—	—	(0.12)	29.13	37.17	37.57	1.07	0.95	0.51	0.63	116,521	7
Year ended May 31, 2013(u)(ff)	11.51	0.04	9.81		—	9.85	(0.02)	—	—	(0.02)	21.34	85.66	85.05	1.19	0.95	0.04	0.28	68,294	4

See accompanying notes to the financial statements.

274 :: FINANCIAL HIGHLIGHTS PROSHARES TRUST

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE												RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS					DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
UltraPro MidCap400
Year ended May 31, 2017	$58.19	$(0.12)	$28.39	$—	$28.27	$(0.01)	$—	$—	$(0.01)	$86.45	48.57%	48.78%	1.26%	0.95%	(0.47)%	(0.16)%	$36,739	61%
Year ended May 31, 2016	65.87	0.08	(7.73)	—	(7.65)	(0.03)	—	—	(0.03)	58.19	(11.61)	(11.44)	1.41	0.95	(0.31)	0.14	27,641	59
Year ended May 31, 2015(u)	49.74	0.06	16.13	—	16.19	(0.06)	—	—	(0.06)	65.87	32.55	32.42	1.16	0.95	(0.10)	0.11	49,403	17
Year ended May 31, 2014(o)(u)	32.66	0.01	17.07	—	17.08	—	—	—	—	49.74	52.31	52.28	1.43	0.95	(0.45)	0.02	44,770	11
Year ended May 31, 2013(o)(u)	16.25	(0.06)	16.47	—	16.41	—	—	—	—	32.66	101.00	101.22	1.43	0.95	(0.74)	(0.26)	26,129	45
UltraPro Russell2000
Year ended May 31, 2017(ff)	37.53	(0.12)	22.26	—	22.14	(0.02)	—	—	(0.02)	59.65	59.00	59.15	1.58	0.95	(0.86)	(0.23)	113,344	24
Year ended May 31, 2016(ff)	51.11	(0.08)	(13.50)	—	(13.58)	—	—	—	—	37.53	(26.57)	(26.51)	1.47	0.95	(0.73)	(0.20)	93,820	138
Year ended May 31, 2015(ff)	40.07	(0.04)	11.08	—	11.04	—	—	—	—	51.11	27.55	27.25	1.24	0.95	(0.37)	(0.08)	107,327	38
Year ended May 31, 2014(o)(ff)	27.32	(0.12)	12.87	—	12.75	—	—	—	—	40.07	46.67	46.68	1.27	0.95	(0.62)	(0.30)	188,317	62
Year ended May 31, 2013(o)(ff)	13.19	(0.06)	14.20	—	14.14	(0.01)	—	—	(0.01)	27.32	107.19	107.94	1.35	0.95	(0.75)	(0.35)	114,747	27

See accompanying notes to the financial statements.

PROSHARES TRUST FINANCIAL HIGHLIGHTS :: 275

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE													RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS						DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments		Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
Ultra Basic Materials
Year ended May 31, 2017	$41.90	$0.28	$13.25		$—	$13.53	$(0.25)	$—	$—	$(0.25)	$55.18	32.38%	31.67%	1.12%	0.95%	0.41%	0.58%	$55,176	5%
Year ended May 31, 2016	51.81	0.35	(10.11)		—	(9.76)	(0.15)	—	—	(0.15)	41.90	(18.79)	(18.78)	1.19	0.95	0.67	0.92	53,423	39
Year ended May 31, 2015	54.10	0.29	(2.35)		—	(2.06)	(0.23)	—	—	(0.23)	51.81	(3.81)	(3.60)	1.09	0.95	0.41	0.55	76,413	9
Year ended May 31, 2014	39.31	0.22	16.59		—	16.81	(0.23)	(1.79)	—	(2.02)	54.10	43.91	43.65	1.07	0.95	0.38	0.50	117,660	100
Year ended May 31, 2013	30.02	0.32	9.16		—	9.48	(0.19)	—	—	(0.19)	39.31	31.63	31.84	1.04	0.95	0.82	0.91	123,811	13
Ultra Nasdaq Biotechnology
Year ended May 31, 2017	46.29	(0.20)	(0.48	)(i)	—	(0.68)	—	—	—	—	45.61	(1.48)	(1.62)	1.04	0.95	(0.54)	(0.45)	342,040	28
Year ended May 31, 2016	88.62	(0.44)	(41.89)		—	(42.33)	—	—	—	—	46.29	(47.77)	(47.74)	1.04	0.95	(0.77)	(0.68)	483,734	59
Year ended May 31, 2015(u)	40.37	(0.47)	48.72		—	48.25	—	—	—	—	88.62	119.54	119.46	1.04	0.95	(0.81)	(0.72)	979,243	41
Year ended May 31, 2014(q)(u)	24.35	(0.27)	16.29		—	16.02	—	—	—	—	40.37	65.81	65.58	1.08	0.95	(0.88)	(0.75)	331,007	26
Year ended May 31, 2013(l)(q)(u)	11.89	(0.11)	12.57		—	12.46	—	—	—	—	24.35	104.80	104.41	1.32	0.95	(1.01)	(0.65)	111,992	13

See accompanying notes to the financial statements.

276 :: FINANCIAL HIGHLIGHTS PROSHARES TRUST

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE												RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS					DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
Ultra Consumer Goods
Year ended May 31, 2017(aa)	$37.39	$0.38	$7.78	$—	$8.16	$(0.26)	$—	$—	$(0.26)	$45.29	21.90%	23.43%	1.76%	0.95%	0.15%	0.96%	$13,586	40%
Year ended May 31, 2016(aa)	33.28	0.36	4.00	—	4.36	(0.25)	—	—	(0.25)	37.39	13.15	11.59	1.65	0.95	0.35	1.05	16,827	38
Year ended May 31, 2015(aa)	28.38	0.29	4.81	—	5.10	(0.20)	—	—	(0.20)	33.28	18.00	18.88	1.55	0.95	0.34	0.94	19,968	34
Year ended May 31, 2014(o)(aa)	21.71	0.18	6.66	—	6.84	(0.17)	—	—	(0.17)	28.38	31.64	31.15	2.01	0.95	(0.36)	0.70	19,159	8
Year ended May 31, 2013(o)(aa)	14.23	0.11	7.46	—	7.57	(0.09)	—	—	(0.09)	21.71	53.43	52.91	1.76	0.95	(0.16)	0.65	19,543	36
Ultra Consumer Services
Year ended May 31, 2017(dd)	52.93	0.12	17.66	—	17.78	(0.10)	—	—	(0.10)	70.61	33.62	32.44	1.45	0.95	(0.29)	0.20	21,184	5
Year ended May 31, 2016(dd)	53.30	0.08	(0.37)	—	(0.29)	(0.08)	—	—	(0.08)	52.93	(0.53)	(1.67)	1.48	0.95	(0.37)	0.16	23,819	11
Year ended May 31, 2015(dd)	38.50	0.08	14.81	—	14.89	(0.09)	—	—	(0.09)	53.30	38.70	40.95	1.40	0.95	(0.27)	0.18	37,308	54
Year ended May 31, 2014(o)(dd)	27.22	0.03	11.28	—	11.31	(0.03)	—	—	(0.03)	38.50	41.55	39.21	1.57	0.95	(0.52)	0.10	23,101	3
Year ended May 31, 2013(o)(dd)	16.02	0.07	11.22	—	11.29	(0.09)	—	—	(0.09)	27.22	70.57	71.68	1.99	0.95	(0.70)	0.34	24,500	20

See accompanying notes to the financial statements.

PROSHARES TRUST FINANCIAL HIGHLIGHTS :: 277

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE												RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS					DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
Ultra Financials
Year ended May 31, 2017	$70.75	$0.65	$24.23	$—	$24.88	$(0.61)	$—	$—	$(0.61)	$95.02	35.28%	35.23%	0.95%	0.95%	0.77%	0.77%	$771,465	3%
Year ended May 31, 2016	74.75	0.60	(4.00)	—	(3.40)	(0.60)	—	—	(0.60)	70.75	(4.52)	(4.57)	0.97	0.95	0.85	0.87	691,190	15
Year ended May 31, 2015(u)	60.69	0.43	14.04	—	14.47	(0.41)	—	—	(0.41)	74.75	23.89	23.98	0.96	0.95	0.61	0.62	823,692	7
Year ended May 31, 2014(u)	48.11	0.26	12.57	—	12.83	(0.25)	—	—	(0.25)	60.69	26.73	26.68	0.97	0.95	0.47	0.48	805,284	3
Year ended May 31, 2013(u)	25.58	0.22	22.53	—	22.75	(0.22)	—	—	(0.22)	48.11	89.38	89.35	0.97	0.95	0.63	0.65	789,907	11
Ultra Gold Miners
Year ended May 31, 2017	49.61	(0.37)	(8.00)	—	(8.37)	—	—	—	—	41.24	(16.87)	(16.74)	1.66	0.95	(1.43)	(0.72)	12,372	7
Year ended May 31, 2016(w)	49.39	(0.25)	0.47	—	0.22	—	—	—	—	49.61	0.45	0.65	2.85	0.95	(2.59)	(0.69)	7,440	92
February 12, 2015* through May 31, 2015(w)	60.00	(0.14)	(10.47)	—	(10.61)	—	—	—	—	49.39	(17.68)	(17.90)	4.40	0.95	(4.39)	(0.94)	1,646	18

*  Commencement of investment operations.

See accompanying notes to the financial statements.

278 :: FINANCIAL HIGHLIGHTS PROSHARES TRUST

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE												RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS					DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
Ultra Junior Miners
Year ended May 31, 2017	$68.11	$1.21	$(21.75)	$—	$(20.54)	$—	$—	$—	$—	$47.57	(30.16)%	(30.41)%	2.73%	0.95%	(0.29)%	1.50%	$4,756	—%
Year ended May 31, 2016(w)	52.83	(0.23)	15.51	—	15.28	—	—	—	—	68.11	28.90	30.97	4.24	0.95	(3.90)	(0.61)	3,405	252
February 12, 2015* through May 31, 2015(w)	60.00	(0.14)	(7.03)	—	(7.17)	—	—	—	—	52.83	(11.94)	(11.95)	4.23	0.95	(4.22)	(0.94)	2,642	50
Ultra Health Care
Year ended May 31, 2017	63.33	0.10	9.52	—	9.62	(0.03)	—	—	(0.03)	72.92	15.19	14.65	1.09	0.95	0.02	0.16	82,030	5
Year ended May 31, 2016	74.54	0.08	(10.66)	—	(10.58)	(0.63)	—	—	(0.63)	63.33	(14.22)	(14.64)	1.06	0.95	— (k)	0.11	87,073	19
Year ended May 31, 2015(u)	46.63	0.09	27.94	—	28.03	(0.12)	—	—	(0.12)	74.54	60.18	61.20	1.03	0.95	0.06	0.14	231,069	22
Year ended May 31, 2014(o)(u)	30.68	0.08	15.97	—	16.05	(0.10)	—	—	(0.10)	46.63	52.43	52.08	1.11	0.95	0.06	0.22	97,928	7
Year ended May 31, 2013(o)(u)	16.91	0.12	13.76	—	13.88	(0.11)	—	—	(0.11)	30.68	82.39	81.10	1.18	0.95	0.30	0.53	73,641	5

*  Commencement of investment operations.

See accompanying notes to the financial statements.

PROSHARES TRUST FINANCIAL HIGHLIGHTS :: 279

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE												RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS					DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
Ultra Industrials
Year ended May 31, 2017(aa)	$39.89	$0.23	$16.69	$—	$16.92	$(0.17)	$—	$—	$(0.17)	$56.64	42.48%	42.80%	1.51%	0.95%	(0.06)%	0.50%	$21,242	6%
Year ended May 31, 2016(aa)	39.54	0.21	0.31 (i)	—	0.52	(0.17)	—	—	(0.17)	39.89	1.34	1.44	1.63	0.95	(0.09)	0.58	17,952	34
Year ended May 31, 2015(aa)	35.81	0.24	3.65	—	3.89	(0.16)	—	—	(0.16)	39.54	10.90	10.89	1.32	0.95	0.26	0.64	35,589	23
Year ended May 31, 2014(aa)	24.30	0.11	11.47	—	11.58	(0.07)	—	—	(0.07)	35.81	47.71	46.54	1.47	0.95	(0.15)	0.37	32,230	27
Year ended May 31, 2013(aa)	14.76	0.05	9.53	—	9.58	(0.04)	—	—	(0.04)	24.30	65.01	66.00	1.62	0.95	(0.39)	0.28	21,867	141
Ultra Oil & Gas
Year ended May 31, 2017	35.59	0.43	(3.38)	—	(2.95)	(0.46)	—	—	(0.46)	32.18	(8.49)	(8.54)	1.04	0.95	1.03	1.12	127,915	5
Year ended May 31, 2016	52.04	0.62	(16.65)	—	(16.03)	(0.42)	—	—	(0.42)	35.59	(30.79)	(30.78)	1.08	0.95	1.69	1.82	148,605	15
Year ended May 31, 2015	79.94	0.71	(28.06)	—	(27.35)	(0.55)	—	—	(0.55)	52.04	(34.31)	(33.64)	1.06	0.95	1.04	1.14	165,228	15
Year ended May 31, 2014	56.94	0.32	22.94	—	23.26	(0.26)	—	—	(0.26)	79.94	40.97	39.51	1.05	0.95	0.40	0.50	149,880	29
Year ended May 31, 2013	36.87	0.31	19.98	—	20.29	(0.22)	—	—	(0.22)	56.94	55.12	55.23	1.03	0.95	0.58	0.66	145,196	45

See accompanying notes to the financial statements.

280 :: FINANCIAL HIGHLIGHTS PROSHARES TRUST

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE												RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS					DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
Ultra Oil & Gas Exploration & Production
Year ended May 31, 2017	$27.26	$0.01	$(5.97)	$—	$(5.96)	$(0.01)	$—	$(0.02)	$(0.03)	$21.27	(21.88)%	(24.66)%	7.39%	0.95%	(6.41)%	0.03%	$1,063	47%
June 22, 2015* through May 31, 2016(w)	60.00	0.03	(32.74)	—	(32.71)	(0.02)	—	(0.01)	(0.03)	27.26	(54.50)	(53.62)	4.87	0.95	(3.81)	0.12	1,363	88
Ultra Real Estate
Year ended May 31, 2017(ff)	57.08	0.56	3.39	—	3.95	(0.40)	—	—	(0.40)	60.63	6.97	6.90	1.01	0.95	0.88	0.94	167,258	5
Year ended May 31, 2016(ff)	50.82	0.74	6.09	—	6.83	(0.57)	—	—	(0.57)	57.08	13.58	13.61	1.02	0.95	1.41	1.48	203,143	16
Year ended May 31, 2015(ff)	44.36	0.57	6.38	—	6.95	(0.49)	—	—	(0.49)	50.82	15.69	15.70	1.00	0.95	1.09	1.13	252,012	14
Year ended May 31, 2014(ff)	39.27	0.55	5.05	—	5.60	(0.51)	—	—	(0.51)	44.36	14.58	14.42	1.00	0.95	1.44	1.49	308,713	84
Year ended May 31, 2013(ff)	29.67	0.31	9.48	—	9.79	(0.19)	—	—	(0.19)	39.27	33.08	33.36	0.99	0.95	0.83	0.87	367,516	48
Ultra S&P Regional Banking
Year ended May 31, 2017(dd)	46.36	0.34	22.61	—	22.95	(0.32)	—	—	(0.32)	68.99	49.72	49.38	2.07	0.95	(0.58)	0.54	12,073	62
Year ended May 31, 2016(dd)	49.27	0.39	(2.93)	—	(2.54)	(0.37)	—	—	(0.37)	46.36	(5.16)	(6.18)	2.43	0.95	(0.63)	0.85	6,955	107
Year ended May 31, 2015(dd)	39.08	0.50	9.94	—	10.44	(0.25)	—	—	(0.25)	49.27	26.78	26.67	2.43	0.95	(0.33)	1.14	9,855	77
Year ended May 31, 2014(dd)	29.16	0.29	9.88	—	10.17	(0.25)	—	—	(0.25)	39.08	34.92	38.34	1.69	0.95	(0.02)	0.72	11,725	23
Year ended May 31, 2013(dd)	21.36	0.23	7.84	—	8.07	(0.27)	—	—	(0.27)	29.16	38.12	37.71	4.32	0.95	(2.41)	0.96	2,916	62

*  Commencement of investment operations.

See accompanying notes to the financial statements.

PROSHARES TRUST FINANCIAL HIGHLIGHTS :: 281

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE													RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS						DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)		Net realized and unrealized gains (losses) on investments	Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
Ultra Semiconductors
Year ended May 31, 2017(dd)	$43.91	$0.42		$46.01	$—	$46.43	$(0.33)	$—	$—	$(0.33)	$90.01	106.03%	105.09%	1.25%	0.95%	0.36%	0.66%	$45,003	24%
Year ended May 31, 2016(dd)	51.62	0.29		(7.80)	—	(7.51)	(0.20)	—	—	(0.20)	43.91	(14.53)	(14.28)	1.47	0.95	0.23	0.75	24,150	54
Year ended May 31, 2015(dd)	32.42	0.28		19.33	—	19.61	(0.41)	—	—	(0.41)	51.62	60.68	61.09	1.26	0.95	0.35	0.67	38,713	50
Year ended May 31, 2014(dd)	21.17	0.16		11.29	—	11.45	(0.20)	—	—	(0.20)	32.42	54.33	53.24	1.36	0.95	0.25	0.65	29,174	31
Year ended May 31, 2013(dd)	16.77	0.13		4.39	—	4.52	(0.12)	—	—	(0.12)	21.17	27.07	27.26	1.29	0.95	0.42	0.76	34,927	47
Ultra Technology
Year ended May 31, 2017(ff)	39.42	—	(h)	30.15	—	30.15	(0.05)	—	—	(0.05)	69.52	76.56	76.97	1.04	0.95	(0.08)	0.01	229,402	16
Year ended May 31, 2016(ff)	41.68	0.10		(2.27)	—	(2.17)	(0.09)	—	—	(0.09)	39.42	(5.23)	(5.31)	1.08	0.95	0.12	0.25	102,485	8
Year ended May 31, 2015(u)(ff)	31.03	0.07		10.67	—	10.74	(0.09)	—	—	(0.09)	41.68	34.66	34.51	1.04	0.95	0.10	0.19	166,731	14
Year ended May 31, 2014(u)(ff)	20.64	0.05		10.36	—	10.41	(0.02)	—	—	(0.02)	31.03	50.41	50.34	1.07	0.95	0.07	0.18	148,937	44
Year ended May 31, 2013(u)(ff)	17.32	0.02		3.31	—	3.33	(0.01)	—	—	(0.01)	20.64	19.20	19.27	1.12	0.95	(0.08)	0.08	123,865	65
See accompanying notes to the financial statements.

282 :: FINANCIAL HIGHLIGHTS PROSHARES TRUST

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE													RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS						DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments		Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
Ultra Telecommunications
Year ended May 31, 2017(dd)	$50.10	$0.48	$2.65	(i)	$—	$3.13	$(0.54)	$—	$—	$(0.54)	$52.69	6.29%	7.03%	2.35%	0.95%	(0.53)%	0.86%	$5,269	157%
Year ended May 31, 2016(dd)	46.36	0.34	3.94		—	4.28	(0.40)	—	(0.14)	(0.54)	50.10	9.40	9.32	3.51	0.95	(1.77)	0.79	5,010	30
Year ended May 31, 2015(dd)	46.28	0.57	(0.01)		—	0.56	(0.48)	—	—	(0.48)	46.36	1.19	4.28	2.78	0.95	(0.60)	1.23	6,954	158
Year ended May 31, 2014(dd)	34.54	0.41	11.75		—	12.16	(0.42)	—	—	(0.42)	46.28	35.51	28.00	2.96	0.95	(1.01)	1.00	6,942	—
Year ended May 31, 2013(dd)	22.16	0.16	12.32		—	12.48	(0.09)	—	(0.01)	(0.10)	34.54	56.40	59.22	3.72	0.95	(2.24)	0.52	5,180	27
Ultra Utilities
Year ended May 31, 2017(aa)	39.34	0.65	8.51		—	9.16	(0.62)	—	—	(0.62)	47.88	23.56	25.81	1.65	0.95	0.89	1.58	15,562	6
Year ended May 31, 2016(aa)	31.51	0.59	7.90		—	8.49	(0.66)	—	—	(0.66)	39.34	27.56	26.45	1.60	0.95	1.22	1.86	17,701	10
Year ended May 31, 2015(aa)	28.96	0.63	2.62	(i)	—	3.25	(0.70)	—	—	(0.70)	31.51	11.22	12.38	1.33	0.95	1.61	1.99	33,081	7
Year ended May 31, 2014(aa)	21.76	0.56	7.12		—	7.68	(0.48)	—	—	(0.48)	28.96	35.94	33.73	1.74	0.95	1.47	2.26	32,585	5
Year ended May 31, 2013(aa)	18.28	0.35	3.52		—	3.87	(0.39)	—	—	(0.39)	21.76	21.38	22.05	1.65	0.95	1.03	1.74	14,688	4

See accompanying notes to the financial statements.

PROSHARES TRUST FINANCIAL HIGHLIGHTS :: 283

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE													RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS						DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments		Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
UltraPro Nasdaq Biotechnology
Year ended May 31, 2017	$27.95	$(0.12)	$(2.53	)(i)	$—	$(2.65)	$—	$—	$—	$—	$25.30	(9.48)%	(9.86)%	1.32%	0.95%	(0.83)%	(0.46)%	$34,158	45%
June 22, 2015* through May 31, 2016(x)	100.00	(0.22)	(71.83)		—	(72.05)	—	—	—	—	27.95	(72.05)	(71.91)	1.36	0.95	(1.02)	(0.61)	43,326	128
UltraPro Financial Select Sector
Year ended May 31, 2017(dd)	36.90	0.11	24.69		—	24.80	(0.03)	—	—	(0.03)	61.67	67.21	66.20	1.75	0.95	(0.60)	0.19	21,586	30
Year ended May 31, 2016(dd)	43.43	0.21	(6.62)		—	(6.41)	(0.12)	—	—	(0.12)	36.90	(14.79)	(14.88)	2.33	0.95	(0.83)	0.55	9,226	116
Year ended May 31, 2015(dd)	32.37	0.14	11.07		—	11.21	(0.15)	—	—	(0.15)	43.43	34.67	35.99	2.01	0.95	(0.68)	0.38	13,030	18
Year ended May 31, 2014(q)(dd)	23.36	0.17	8.93		—	9.10	(0.09)	—	—	(0.09)	32.37	38.96	35.79	1.49	0.95	0.07	0.61	29,135	15
July 10, 2012* through May 31, 2013(q)(dd)	10.00	0.01	13.37		—	13.38	(0.02)	—	—	(0.02)	23.36	133.94	137.86	3.00	0.95	(1.98)	0.07	9,343	2

*  Commencement of investment operations.

See accompanying notes to the financial statements.

284 :: FINANCIAL HIGHLIGHTS PROSHARES TRUST

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE													RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS						DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Transaction fees (b)		Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
Ultra MSCI EAFE
Year ended May 31, 2017	$86.63	$(0.58)	$27.07	$—		$26.49	$—	$—	$—	$—	$113.12	30.58%	30.53%	1.19%	0.95%	(0.91)%	(0.67)%	$11,312	—%
Year ended May 31, 2016	112.77	(0.70)	(25.44)	—		(26.14)	—	—	—	—	86.63	(23.18)	(25.17)	1.25	0.95	(1.08)	(0.78)	93,124	—
Year ended May 31, 2015	118.73	(1.02)	(4.94)	—		(5.96)	—	—	—	—	112.77	(5.02)	(2.72)	1.23	0.95	(1.21)	(0.93)	16,915	—
Year ended May 31, 2014	87.25	(1.00)	32.42	0.06		31.48	—	—	—	—	118.73	36.09	31.08	1.47	0.95	(1.46)	(0.94)	47,493	—
Year ended May 31, 2013	53.57	(0.66)	34.33	0.01		33.68	—	—	—	—	87.25	62.86	71.65	1.88	0.95	(1.82)	(0.88)	8,725	—
Ultra MSCI Emerging Markets
Year ended May 31, 2017	46.15	(0.39)	24.79	—		24.40	—	—	—	—	70.55	52.87	52.93	1.19	0.95	(0.92)	(0.68)	29,982	—
Year ended May 31, 2016	72.71	(0.42)	(26.14)	—		(26.56)	—	—	—	—	46.15	(36.53)	(36.83)	1.35	0.95	(1.23)	(0.83)	26,534	—
Year ended May 31, 2015	77.41	(0.71)	(3.99)	—	(h)	(4.70)	—	—	—	—	72.71	(6.07)	(6.17)	1.20	0.95	(1.17)	(0.92)	47,259	—
Year ended May 31, 2014	73.02	(0.66)	5.04	0.01		4.39	—	—	—	—	77.41	6.01	6.37	1.19	0.95	(1.17)	(0.94)	42,575	—
Year ended May 31, 2013	61.33	(0.66)	12.34	0.01		11.69	—	—	—	—	73.02	19.06	18.59	1.18	0.95	(1.10)	(0.87)	36,511	—

See accompanying notes to the financial statements.

PROSHARES TRUST FINANCIAL HIGHLIGHTS :: 285

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE													RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS						DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments		Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
Ultra FTSE Europe
Year ended May 31, 2017	$39.03	$(0.26)	$12.26		$—	$12.00	$—	$—	$—	$—	$51.03	30.75%	30.10%	1.58%	0.95%	(1.28)%	(0.65)%	$12,758	—%
Year ended May 31, 2016	50.16	(0.37)	(10.76)		—	(11.13)	—	—	—	—	39.03	(22.20)	(21.86)	1.29	0.95	(1.23)	(0.89)	10,733	—
Year ended May 31, 2015	56.07	(0.46)	(5.47)		0.02	(5.91)	—	—	—	—	50.16	(10.53)	(10.87)	1.25	0.95	(1.24)	(0.93)	42,639	—
Year ended May 31, 2014	37.32	(0.45)	19.16		0.04	18.75	—	—	—	—	56.07	50.25	50.35	1.34	0.95	(1.34)	(0.95)	28,035	—
Year ended May 31, 2013	21.30	(0.29)	16.30		0.01	16.02	—	—	—	—	37.32	75.17	75.23	2.39	0.95	(2.33)	(0.89)	9,330	—
Ultra MSCI Brazil Capped
Year ended May 31, 2017	34.78	(0.44)	24.89		—	24.45	—	—	—	—	59.23	70.32	70.47	1.22	0.95	(1.00)	(0.73)	18,751	—
Year ended May 31, 2016(w)	63.69	(0.31)	(28.60)		—	(28.91)	—	—	—	—	34.78	(45.40)	(45.47)	2.36	0.95	(2.23)	(0.82)	14,487	—
Year ended May 31, 2015(w)	142.15	(0.93)	(77.53)		—	(78.46)	—	—	—	—	63.69	(55.19)	(56.87)	2.03	0.95	(2.00)	(0.92)	7,430	—
Year ended May 31, 2014(w)	171.26	(1.27)	(27.86)		0.02	(29.11)	—	—	—	—	142.15	(17.00)	(13.81)	2.30	0.95	(2.29)	(0.94)	7,105	—
Year ended May 31, 2013(m)(w)	178.69	(1.70)	(5.75	)(i)	0.02	(7.43)	—	—	—	—	171.26	(4.16)	(4.57)	1.87	0.95	(1.78)	(0.86)	8,560	—

See accompanying notes to the financial statements.

286 :: FINANCIAL HIGHLIGHTS PROSHARES TRUST

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE													RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS						DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Transaction fees (b)		Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
Ultra FTSE China 50
Year ended May 31, 2017	$42.46	$(0.36)	$19.70	$—		$19.34	$—	$—	$—	$—	$61.80	45.55%	46.39%	1.18%	0.95%	(0.93)%	(0.70)%	$43,259	—%
Year ended May 31, 2016	92.53	(0.47)	(49.60)	—		(50.07)	—	—	—	—	42.46	(54.12)	(54.26)	1.30	0.95	(1.22)	(0.87)	19,105	—
Year ended May 31, 2015	52.45	(0.65)	40.72	0.01		40.08	—	—	—	—	92.53	76.43	77.23	1.16	0.95	(1.13)	(0.92)	74,026	—
Year ended May 31, 2014	49.01	(0.47)	3.91	—	(h)	3.44	—	—	—	—	52.45	7.03	6.76	1.19	0.95	(1.17)	(0.93)	41,960	—
Year ended May 31, 2013	41.13	(0.44)	8.32	—	(h)	7.88	—	—	—	—	49.01	19.16	18.81	1.22	0.95	(1.13)	(0.86)	39,205	—
Ultra MSCI Japan
Year ended May 31, 2017	80.11	(0.67)	23.27	—		22.60	—	—	—	—	102.71	28.21	27.40	1.52	0.95	(1.31)	(0.74)	10,271	—
Year ended May 31, 2016	102.43	(0.77)	(21.55)	—		(22.32)	—	—	—	—	80.11	(21.80)	(21.40)	1.46	0.95	(1.39)	(0.88)	10,013	—
Year ended May 31, 2015	81.40	(0.81)	21.84	—		21.03	—	—	—	—	102.43	25.84	26.03	1.27	0.95	(1.25)	(0.93)	25,607	—
Year ended May 31, 2014	73.36	(0.76)	8.74	0.06		8.04	—	—	—	—	81.40	10.96	10.41	1.22	0.95	(1.20)	(0.93)	28,489	—
Year ended May 31, 2013	49.29	(0.56)	24.60	0.03		24.07	—	—	—	—	73.36	48.83	50.13	1.52	0.95	(1.47)	(0.90)	44,016	—

See accompanying notes to the financial statements.

PROSHARES TRUST FINANCIAL HIGHLIGHTS :: 287

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE												RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS					DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
Ultra MSCI Mexico Capped IMI
Year ended May 31, 2017	$23.14	$(0.14)	$0.47	$—	$0.33	$—	$—	$—	$—	$23.47	1.41%	1.14%	2.24%	0.95%	(1.93)%	(0.65)%	$9,388	—%
Year ended May 31, 2016	32.43	(0.22)	(9.07)	—	(9.29)	—	—	—	—	23.14	(28.63)	(28.19)	3.14	0.95	(3.05)	(0.86)	3,471	—
Year ended May 31, 2015	42.06	(0.36)	(9.27)	—	(9.63)	—	—	—	—	32.43	(22.90)	(25.15)	2.50	0.95	(2.46)	(0.92)	4,864	—
Year ended May 31, 2014	45.46	(0.38)	(3.03)	0.01	(3.40)	—	—	—	—	42.06	(7.48)	(1.66)	3.13	0.95	(3.13)	(0.95)	6,308	—
Year ended May 31, 2013	29.27	(0.42)	16.61	—	16.19	—	—	—	—	45.46	55.30	44.40	4.37	0.95	(4.32)	(0.90)	4,546	—
Ultra 7-10 Year Treasury
Year ended May 31, 2017	60.90	0.37	(1.92)	—	(1.55)	(0.33)	—	—	(0.33)	59.02	(2.54)	(2.61)	1.12	0.95	0.44	0.61	41,311	188
Year ended May 31, 2016	57.01	0.30	3.95	—	4.25	(0.36)	—	—	(0.36)	60.90	7.51	7.86	1.15	0.95	0.32	0.52	66,986	140
Year ended May 31, 2015	54.34	0.42	4.27 (i)	0.08	4.77	(2.10)	—	—	(2.10)	57.01	9.07	8.95	1.02	0.95	0.69	0.77	62,710	349
Year ended May 31, 2014	54.78	0.20	(0.05)	0.18	0.33	(0.77)	—	—	(0.77)	54.34	0.66	0.02	0.96	0.95	0.38	0.38	1,931,642	739
Year ended May 31, 2013	56.91	— (h)	(2.20)	0.08	(2.12)	(0.01)	—	—	(0.01)	54.78	(3.72)	(3.80)	0.99	0.95	(0.04)	— (k)	1,133,980	289

See accompanying notes to the financial statements.

288 :: FINANCIAL HIGHLIGHTS PROSHARES TRUST

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE													RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS						DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Transaction fees (b)		Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
Ultra 20+ Year Treasury
Year ended May 31, 2017	$86.60	$0.97	$(6.83)	$—		$(5.86)	$(0.68)	$—	$—	$(0.68)	$80.06	(6.79)%	(6.88)%	1.12%	0.95%	0.97%	1.14%	$48,035	48%
Year ended May 31, 2016	77.32	1.03	9.43	—		10.46	(1.18)	—	—	(1.18)	86.60	13.77	14.50	1.18	0.95	1.09	1.32	49,793	18
Year ended May 31, 2015	64.98	0.93	12.22	—		13.15	(0.81)	—	—	(0.81)	77.32	20.32	19.64	1.15	0.95	0.99	1.19	57,991	48
Year ended May 31, 2014	62.23	0.14	2.65	0.02		2.81	(0.06)	—	—	(0.06)	64.98	4.54	3.46	1.51	0.95	(0.32)	0.25	29,243	146
Year ended May 31, 2013	74.98	0.36	(13.13)	0.05		(12.72)	(0.03)	—	—	(0.03)	62.23	(16.97)	(17.06)	1.65	0.95	(0.18)	0.52	18,669	163
Ultra High Yield
Year ended May 31, 2017	54.19	1.64	10.63	—		12.27	(1.40)	—	—	(1.40)	65.06	22.94	12.81	7.46	0.95	(3.81)	2.70	3,253	—
Year ended May 31, 2016	60.00	1.75	(5.89)	—		(4.14)	(1.67)	—	—	(1.67)	54.19	(6.75)	0.34	8.37	0.95	(4.13)	3.29	1,355	12
Year ended May 31, 2015	60.36	0.82	(0.68)	—		0.14	(0.50)	—	—	(0.50)	60.00	0.25	0.61	5.91	0.95	(3.58)	1.38	3,000	387
Year ended May 31, 2014	51.92	(0.18)	8.61	0.01		8.44	—	—	—	—	60.36	16.25	14.75	6.25	0.95	(5.63)	(0.33)	3,018	47
Year ended May 31, 2013	41.27	(0.43)	11.08	—	(h)	10.65	—	—	—	—	51.92	25.83	25.39	3.27	0.95	(3.19)	(0.88)	2,596	—	(j)

See accompanying notes to the financial statements.

PROSHARES TRUST FINANCIAL HIGHLIGHTS :: 289

ProShares Trust Notes to Financial Highlights:

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Includes transaction fees associated with the issuance and redemption of Creation Units.

(c)  Not annualized for periods less than one year.

(d)  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at net asset value. This percentage is not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the shares and the net asset value per share of the Fund.

(e)  Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at market value. Market value is determined by the composite closing price. Composite closing security price is defined as the last reported sale price from any primary listing market (e.g., NYSE and NASDAQ) or participating regional exchanges or markets. The composite closing price is the last reported sale price from any of the eligible sources, regardless of volume and not an average price and may have occurred on a date prior to the close of the reporting period. Market value may be greater or less than net asset value, depending on the Fund's closing price on the listing market.

(f)  Annualized for periods less than one year.

(g)  Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period. In-Kind transactions are not included in the portfolio turnover calculations.

(h)  Per share amount is less than $0.005.

(i)  The amount shown for a share outstanding throughout the period is not in accordance with the aggregate net realized and unrealized gain (loss) for that period because of the timing of sales and repurchases of the Fund shares in relation to fluctuating market value of the investments in the Fund.

(j)  Less than 0.5%.

(k)  Less than 0.005%.

(l)  Per share amounts have been restated on a retroactive basis to reflect a 2:1 stock split effective October 5, 2012.

(m)  Per share amounts have been restated on a retroactive basis to reflect a 1:4 reverse stock split effective October 5, 2012.

(n)  Per share amounts have been restated on a retroactive basis to reflect a 1:4 reverse stock split effective June 10, 2013.

(o)  Per share amounts have been restated on a retroactive basis to reflect a 2:1 stock split effective June 10, 2013.

(p)  Per share amounts have been restated on a retroactive basis to reflect a 1:4 reverse stock split effective January 24, 2014.

(q)  Per share amounts have been restated on a retroactive basis to reflect a 2:1 stock split effective January 24, 2014.

(r)  Per share amounts have been restated on a retroactive basis to reflect a 1:4 reverse stock split effective November 6, 2014.

(s)  Per share amounts have been restated on a retroactive basis to reflect a 1:5 reverse stock split effective November 6, 2014.

(t)  Per share amounts have been restated on a retroactive basis to reflect a 1:4 reverse stock split effective May 20, 2015.

(u)  Per share amounts have been restated on a retroactive basis to reflect a 2:1 stock split effective May 20, 2015.

(v)  Per share amounts have been restated on a retroactive basis to reflect a 2:1 stock split effective November 13, 2015.

(w)  Per share amounts have been restated on a retroactive basis to reflect a 1:3 reverse stock split effective November 13, 2015.

(x)  Per share amounts have been restated on a retroactive basis to reflect a 1:5 reverse stock split effective November 13, 2015.

(y)  Per share amounts have been restated on a retroactive basis to reflect a 1:2 reverse stock split effective June 24, 2016.

(z)  Per share amounts have been restated on a retroactive basis to reflect a 1:4 reverse stock split effective July 25, 2016.

(aa)  Per share amounts have been restated on a retroactive basis to reflect a 3:1 stock split effective July 25, 2016.

(bb)  Per share amounts have been restated on a retroactive basis to reflect a 1:2 reverse stock split effective January 12, 2017.

(cc)  Per share amounts have been restated on a retroactive basis to reflect a 1:4 reverse stock split effective January 12, 2017.

(dd)  Per share amounts have been restated on a retroactive basis to reflect a 2:1 stock split effective January 12, 2017.

(ee)  Per share amounts have been restated on a retroactive basis to reflect a 1:4 reverse stock split effective July 17, 2017.

(ff)  Per share amounts have been restated on a retroactive basis to reflect a 2:1 stock split effective July 17, 2017.

See accompanying notes to the financial statements.

290 :: FINANCIAL HIGHLIGHTSPROSHARES TRUST

NOTES TO FINANCIAL STATEMENTS

PROSHARES TRUST NOTES TO FINANCIAL STATEMENTS :: MAY 31, 2017 :: 291

1. Organization

ProShares Trust (the "Trust") is registered as an open-end management investment company under the Investment Company Act of 1940 ("1940 Act"). The Trust was formed as a Delaware statutory trust on May 29, 2002, has authorized capital of an unlimited number of shares at no par value and is comprised of 124 operational funds. These accompanying Notes to Financial Statements relate to the portfolios of the Trust included in this report (collectively, the "Funds" and individually, a "Fund"). Each Fund qualifies as an investment company as defined in the Financial Accounting Standards Codification Topic 946 — Financial Services — Investment Companies. Each Fund is a "non-diversified" series of the Trust pursuant to the 1940 Act.

The net asset value per share ("NAV") of each Fund, except as detailed below, is generally determined as of the close of the regular trading session of the exchange on which it is listed (ordinarily 4:00 p.m. Eastern Time) on each business day. The NAV of Short 7-10 Year Treasury, Short 20+ Year Treasury, UltraShort 3-7 Year Treasury, UltraShort 7-10 Year Treasury, UltraShort 20+ Year Treasury, UltraShort TIPS, UltraPro Short 20+ Year Treasury, Ultra 7-10 Year Treasury and Ultra 20+ Year Treasury is generally determined at 3:00 p.m. (Eastern Time) on each business day.

UltraShort Junior Miners, UltraShort Homebuilders & Supplies, UltraShort MSCI Pacific ex-Japan, Short Investment Grade Corporate, Ultra Homebuilders & Supplies, Ultra MSCI Pacific ex-Japan and Ultra Investment Grade Corporate were liquidated on August 26, 2016.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by each Fund in preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts. The actual results could differ from those estimates.

Investment Company Modernization

In October 2016, the Securities and Exchange Commission ("SEC") released its Final Rules on Investment Company Reporting Modernization (the "Rules"). The Rules which introduce two new regulatory reporting forms for investment companies — Form N-PORT and Form N-CEN — also contain amendments to Regulation S-X which require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The Regulation S-X amendments have a compliance date of August 1, 2017, and will be first reflected in the Funds' filing of Form N-Q for the period ending August 31, 2017. The Funds' compliance date for Form N-PORT is June 1, 2018, and the Funds will make their initial filing on Form N-PORT for the period ending June 30, 2018. The Funds' compliance date for Form N-CEN is June 1, 2018, and the Funds will make their initial filing on Form N-CEN for the period ending May 31, 2019. Management is currently evaluating the impact of the amendments on the Funds' financial statements. The adoption will have no effect on the Funds' net assets or results of operations.

Investment Valuation

The Funds record their investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The securities in the portfolio of a Fund that are listed or traded on a stock exchange or the NASDAQ Stock Market, except as otherwise noted, are generally valued at the closing price, if available, or the last sale price on the exchange or system where the security is principally traded, generally using information provided by a third party pricing service, or market quotations. These valuations are typically categorized as Level 1 in the fair value hierarchy described below. If there have been no sales for that day on the exchange or system where the security is principally traded, then fair value may be determined with reference to the last sale price, or the closing price, if applicable, on any other exchange or system. If there have been no sales of the security for that day on any exchange or system, the security will be valued in accordance with procedures approved by the Trust's Board of Trustees (the "Board").

Exchange traded funds are generally valued at the closing price, if available, or at the last sale price as described above, and are typically categorized as Level 1 in the fair value hierarchy.

Securities regularly traded in the over-the-counter ("OTC") markets, including securities listed on an exchange but that are primarily traded OTC, other than those traded on the NASDAQ Stock Market, are valued on the basis of the mean between the bid and asked quotes furnished by primary market makers for those instruments. U.S. Treasury securities are valued according to prices as furnished by an independent pricing service, generally at the mean of the bid and asked quotes. Fixed-income securities maturing in sixty days or less may also be valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

Index futures contracts are generally valued at their last sale price prior to the time at which the NAV of a Fund is determined. Equity and bond futures contracts are generally valued at the official futures settlement price. These valuations are typically categorized as Level 1 in the fair value hierarchy. If there was no sale on that day, fair valuation procedures as described below may be applied. Non-exchange traded derivatives (e.g. non-exchange traded swap agreements) are generally valued using independent sources and/or agreement with counterparties or other procedures approved by the Board and are typically categorized as Level 2 in the fair value hierarchy.

When ProShare Advisors LLC (the "Advisor") determines that the price of a security is not readily available or deemed unreliable (e.g., an approved pricing service does not provide a price, a furnished price is in error, certain prices become stale, or an event occurs that materially affects the furnished price), the Advisor may in good faith establish a fair value for that security in accordance with procedures established by and under the general supervision and responsibility of the Board. Fair value pricing may require subjective determinations about the value of a security. While the Trust's policy is intended to result in a calculation of a Fund's NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Advisor or persons acting at their direction would accurately

292 :: MAY 31, 2017 :: NOTES TO FINANCIAL STATEMENTS PROSHARES TRUST

reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements. Depending on the source and relevant significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy.

The Funds disclose the fair value of their investments in a hierarchy that distinguishes between: (1) market participant assumptions which are developed based on market data obtained from sources independent of the Funds (observable inputs) and (2) the Funds' own assumptions about market participant assumptions which are developed based on the best information available under the circumstances (unobservable inputs). The three levels defined by the hierarchy are as follows:

•  Level 1 — Quoted prices in active markets for identical assets.

•  Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

•  Level 3 — Significant unobservable inputs (including assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, short-term debt securities maturing in sixty days or less may be valued at amortized cost. Generally, amortized cost approximates the current fair value of a security, but since the valuation is not obtained from a quoted price in an active market, such securities are reflected as Level 2. Fair value measurements may also require additional disclosure when the volume and level of activity for the asset or liability have significantly decreased, as well as when circumstances indicate that a transaction is not orderly. The Funds disclose transfers between levels based on valuations at the end of the reporting period. There were no transfers between Level 1, 2 or 3 as of May 31, 2017, based on levels assigned to securities on May 31, 2016.

The following is a summary of the valuations as of May 31, 2017, for each Fund based upon the three levels defined above:

Please refer to the Schedules of Portfolio Investments to view equity and debt securities segregated by industry type.

	LEVEL 1 - Quoted Prices			LEVEL 2 - Other Significant Observable Inputs					Total
	Common Stocks/ Shares of Beneficial Interest	Rights/ Warrants	Futures Contracts*	Common Stocks/ Shares of Beneficial Interest	Rights/ Warrants	U.S. Treasury Obligations	Repurchase Agreements	Swap Agreements*	Investment Securities, including Repurchase Agreements	Other Financial Instruments, including Futures Contracts and Swap Agreements*
Short S&P500®	—	—	$(2,774,717)	—	—	$2,017,292,685	$298,264,461	$(265,346,751)	$2,315,557,146	$(268,121,468)
Short QQQ®	—	—	(426,096)	—	—	239,757,091	87,284,410	(53,513,528)	327,041,501	(53,939,624)
Short Dow30SM	—	—	(207,006)	—	—	246,711,039	55,588,005	(50,617,916)	302,299,044	(50,824,922)
Short MidCap400	—	—	7,869	—	—	—	14,683,786	(5,309,923)	14,683,786	(5,302,054)
Short Russell2000	—	—	211,417	—	—	364,651,286	42,648,459	(75,302,386)	407,299,745	(75,090,969)
Short SmallCap600	—	—	—	—	—	—	16,045,559	(2,620,316)	16,045,559	(2,620,316)
UltraShort S&P500®	—	—	(529,594)	—	—	1,657,299,047	156,083,063	(421,352,417)	1,813,382,110	(421,882,011)
UltraShort QQQ®	—	—	(63,200)	—	—	317,485,673	81,481,928	(129,135,151)	398,967,601	(129,198,351)
UltraShort Dow30SM	—	—	(36,026)	—	—	234,704,122	50,889,965	(80,771,515)	285,594,087	(80,807,541)
UltraShort MidCap400	—	—	1,188	—	—	—	4,809,137	(4,287,469)	4,809,137	(4,286,281)
UltraShort Russell2000	—	—	86,014	—	—	149,720,889	85,047,849	(68,072,515)	234,768,738	(67,986,501)
UltraShort SmallCap600	—	—	—	—	—	—	2,444,283	(1,339,280)	2,444,283	(1,339,280)
UltraPro Short S&P500®	—	—	(333,920)	—	—	768,844,606	173,735,805	(278,709,804)	942,580,411	(279,043,724)
UltraPro Short QQQ®	—	—	(292,864)	—	—	664,273,591	159,682,364	(335,076,604)	823,955,955	(335,369,468)
UltraPro Short Dow30SM	—	—	(14,219)	—	—	182,826,671	110,147,410	(91,770,050)	292,974,081	(91,784,269)
UltraPro Short MidCap400	—	—	1,676	—	—	—	2,793,485	(1,909,772)	2,793,485	(1,908,096)
UltraPro Short Russell2000	—	—	120,391	—	—	99,829,136	27,095,672	(53,229,854)	126,924,808	(53,109,463)
Short Basic Materials	—	—	—	—	—	—	2,079,613	(913,270)	2,079,613	(913,270)
Short Financials	—	—	—	—	—	—	27,209,508	(9,293,468)	27,209,508	(9,293,468)
Short Oil & Gas	—	—	—	—	—	—	2,741,546	(1,262,413)	2,741,546	(1,262,413)
Short Real Estate	—	—	—	—	—	—	14,234,690	(2,960,082)	14,234,690	(2,960,082)
Short S&P Regional Banking	—	—	—	—	—	—	1,852,314	(371,871)	1,852,314	(371,871)

PROSHARES TRUST NOTES TO FINANCIAL STATEMENTS :: MAY 31, 2017 :: 293

	LEVEL 1 - Quoted Prices			LEVEL 2 - Other Significant Observable Inputs					Total
	Common Stocks/ Shares of Beneficial Interest	Rights/ Warrants	Futures Contracts*	Common Stocks/ Shares of Beneficial Interest	Rights/ Warrants	U.S. Treasury Obligations	Repurchase Agreements	Swap Agreements*	Investment Securities, including Repurchase Agreements	Other Financial Instruments, including Futures Contracts and Swap Agreements*
UltraShort Basic Materials	—	—	—	—	—	—	$5,598,758	$(2,218,657)	$5,598,758	$(2,218,657)
UltraShort Nasdaq Biotechnology	—	—	—	—	—	—	49,052,345	(10,979,283)	49,052,345	(10,979,283)
UltraShort Consumer Goods	—	—	—	—	—	—	1,926,429	(761,596)	1,926,429	(761,596)
UltraShort Consumer Services	—	—	—	—	—	—	2,362,768	(677,140)	2,362,768	(677,140)
UltraShort Financials	—	—	—	—	—	$19,931,740	33,813,833	(27,316,960)	53,745,573	(27,316,960)
UltraShort Gold Miners	—	—	—	—	—	—	2,326,096	(1,221,275)	2,326,096	(1,221,275)
UltraShort Health Care	—	—	—	—	—	—	840,407	289,530	840,407	289,530
UltraShort Industrials	—	—	—	—	—	—	3,332,113	(1,728,025)	3,332,113	(1,728,025)
UltraShort Oil & Gas	—	—	—	—	—	24,978,851	7,352,180	(687,067)	32,331,031	(687,067)
UltraShort Oil & Gas Exploration & Production	—	—	—	—	—	—	701,467	(737,845)	701,467	(737,845)
UltraShort Real Estate	—	—	—	—	—	24,978,852	9,038,041	(7,134,499)	34,016,893	(7,134,499)
UltraShort Semiconductors	—	—	—	—	—	—	3,069,221	(3,155,996)	3,069,221	(3,155,996)
UltraShort Technology	—	—	—	—	—	—	2,408,812	(2,239,544)	2,408,812	(2,239,544)
UltraShort Utilities	—	—	—	—	—	—	6,403,611	(3,427,641)	6,403,611	(3,427,641)
UltraPro Short Nasdaq Biotechnology	—	—	—	—	—	—	2,528,677	588,824	2,528,677	588,824
UltraPro Short Financial Select Sector	—	—	—	—	—	—	1,916,981	(1,106,542)	1,916,981	(1,106,542)
Short MSCI EAFE	—	—	—	—	—	—	31,154,813	(17,539,546)	31,154,813	(17,539,546)
Short MSCI Emerging Markets	—	—	—	—	—	49,992,314	112,108,700	(11,601,781)	162,101,014	(11,601,781)
Short FTSE China 50	—	—	—	—	—	—	8,255,713	(571,177)	8,255,713	(571,177)
UltraShort MSCI EAFE	—	—	—	—	—	—	3,710,443	(1,206,960)	3,710,443	(1,206,960)
UltraShort MSCI Emerging Markets	—	—	—	—	—	19,931,740	15,263,213	(9,045,821)	35,194,953	(9,045,821)
UltraShort FTSE Europe	—	—	—	—	—	—	26,474,514	(14,498,479)	26,474,514	(14,498,479)
UltraShort MSCI Brazil Capped	—	—	—	—	—	19,983,081	10,079,628	(21,548,106)	30,062,709	(21,548,106)
UltraShort FTSE China 50	—	—	—	—	—	—	31,572,112	(8,455,480)	31,572,112	(8,455,480)
UltraShort MSCI Japan	—	—	—	—	—	—	7,728,791	(5,271,270)	7,728,791	(5,271,270)
UltraShort MSCI Mexico Capped IMI	—	—	—	—	—	—	947,822	(948,569)	947,822	(948,569)
Short 7-10 Year Treasury	—	—	$(570)	—	—	29,952,570	9,866,814	(304,542)	39,819,384	(305,112)
Short 20+ Year Treasury	—	—	(20,338)	—	—	547,228,709	128,805,697	(731,450)	676,034,406	(751,788)
Short High Yield	—	—	—	—	—	39,966,163	77,855,465	(40,964,794)	117,821,628	(40,964,794)
UltraShort 3-7 Year Treasury	—	—	—	—	—	—	2,496,648	25,766	2,496,648	25,766
UltraShort 7-10 Year Treasury	—	—	(2,136)	—	—	39,993,809	81,165,493	3,725,833	121,159,302	3,723,697
UltraShort 20+ Year Treasury	—	—	(66,608)	—	—	1,937,740,574	263,918,095	(150,252,301)	2,201,658,669	(150,318,909)
UltraShort TIPS	—	—	—	—	—	—	1,074,161	(130,095)	1,074,161	(130,095)
UltraPro Short 20+ Year Treasury	—	—	(4,576)	—	—	—	77,246,195	(281,348)	77,246,195	(285,924)
Ultra S&P500®	$1,299,734,041	—	1,453,981	—	—	—	153,148,433	364,903,961	1,452,882,474	366,357,942
Ultra QQQ®	908,006,586	—	4,166,831	—	—	—	97,668,337	263,396,352	1,005,674,923	267,563,183
294 :: MAY 31, 2017 :: NOTES TO FINANCIAL STATEMENTS PROSHARES TRUST

	LEVEL 1 - Quoted Prices			LEVEL 2 - Other Significant Observable Inputs					Total
	Common Stocks/ Shares of Beneficial Interest	Rights/ Warrants	Futures Contracts*	Common Stocks/ Shares of Beneficial Interest	Rights/ Warrants	U.S. Treasury Obligations	Repurchase Agreements	Swap Agreements*	Investment Securities, including Repurchase Agreements	Other Financial Instruments, including Futures Contracts and Swap Agreements*
Ultra Dow30SM	$224,314,023	—	$226,962	—	—	—	$41,672,598	$43,677,170	$265,986,621	$43,904,132
Ultra MidCap400	86,357,302	—	38,711	—	—	—	6,709,933	19,387,309	93,067,235	19,426,020
Ultra Russell2000	121,612,495	—	12,773	—	$22,912	—	12,881,590	21,898,747	134,516,997	21,911,520
Ultra SmallCap600	11,722,762	—	—	—	—	—	4,571,081	6,963,053	16,293,843	6,963,053
UltraPro S&P500®	240,861,544	—	1,196,021	—	—	—	30,842,497	510,666,120	271,704,041	511,862,141
UltraPro QQQ®	825,217,926	—	7,104,910	—	—	—	45,992,653	893,454,988	871,210,579	900,559,898
UltraPro Dow30SM	41,269,903	—	61,393	—	—	—	1,625,334	100,653,577	42,895,237	100,714,970
UltraPro MidCap400	17,747,925	—	26,727	—	—	—	102,389	17,816,073	17,850,314	17,842,800
UltraPro Russell2000	65,189,900	—	2,502	—	8,182	—	6,690,368	40,150,358	71,888,450	40,152,860
Ultra Basic Materials	37,509,469	—	—	—	—	—	899,686	14,071,143	38,409,155	14,071,143
Ultra Nasdaq Biotechnology	273,841,311	—	—	—	—	—	114,987,756	(47,958,169)	388,829,067	(47,958,169)
Ultra Consumer Goods	9,404,150	—	—	—	—	—	596,435	3,130,822	10,000,585	3,130,822
Ultra Consumer Services	14,638,111	—	—	—	—	—	374,064	5,757,132	15,012,175	5,757,132
Ultra Financials	648,224,808	—	—	—	—	—	31,656,126	88,991,679	679,880,934	88,991,679
Ultra Gold Miners	6,129,545	—	—	—	—	—	5,595,392	(2,984,618)	11,724,937	(2,984,618)
Ultra Junior Miners	3,917,372	—	—	—	—	—	1,102,064	(3,142,420)	5,019,436	(3,142,420)
Ultra Health Care	59,230,920	—	—	—	5,760	—	2,904,038	19,300,687	62,140,718	19,300,687
Ultra Industrials	13,642,717	—	—	—	—	—	1,688,463	5,289,927	15,331,180	5,289,927
Ultra Oil & Gas	119,481,896	—	—	—	—	—	9,460,429	(4,228,309)	128,942,325	(4,228,309)
Ultra Oil & Gas Exploration & Production	929,707	—	—	—	—	—	279,717	(254,256)	1,209,424	(254,256)
Ultra Real Estate	114,042,073	—	—	—	—	—	4,660,386	44,843,295	118,702,459	44,843,295
Ultra S&P Regional Banking	9,733,359	—	—	—	—	—	1,519,018	778,444	11,252,377	778,444
Ultra Semiconductors	30,086,808	—	—	—	—	—	5,262,629	9,376,021	35,349,437	9,376,021
Ultra Technology	161,742,288	—	—	—	—	—	2,578,341	61,644,661	164,320,629	61,644,661
Ultra Telecommunications	3,920,290	—	—	—	—	—	575,572	665,510	4,495,862	665,510
Ultra Utilities	11,527,467	—	—	—	—	—	599,654	2,561,396	12,127,121	2,561,396
UltraPro Nasdaq Biotechnology	30,992,784	—	—	—	—	—	6,215,183	(7,300,940)	37,207,967	(7,300,940)
UltraPro Financial Select Sector	13,883,938	—	—	—	—	—	2,301,285	4,563,245	16,185,223	4,563,245
Ultra MSCI EAFE	—	—	—	—	—	—	5,820,127	2,925,205	5,820,127	2,925,205
Ultra MSCI Emerging Markets	—	—	—	—	—	—	16,306,137	3,352,595	16,306,137	3,352,595
Ultra FTSE Europe	—	—	—	—	—	—	7,656,887	2,916,695	7,656,887	2,916,695
Ultra MSCI Brazil Capped	—	—	—	—	—	—	9,884,956	(2,542,814)	9,884,956	(2,542,814)
Ultra FTSE China 50	—	—	—	—	—	—	25,802,399	4,169,561	25,802,399	4,169,561
Ultra MSCI Japan	—	—	—	—	—	—	4,298,727	1,663,357	4,298,727	1,663,357
Ultra MSCI Mexico Capped IMI	—	—	—	—	—	—	5,430,383	356,523	5,430,383	356,523
Ultra 7-10 Year Treasury	—	—	1,482	—	—	$36,458,017	2,744,971	1,215,240	39,202,988	1,216,722
Ultra 20+ Year Treasury	—	—	6,541	—	—	37,125,233	8,428,036	(1,452,206)	45,553,269	(1,445,665)
Ultra High Yield	2,408,000	—	—	—	—	—	98,090	277,238	2,506,090	277,238

*  These investments are recorded in the financial statements at the unrealized gain or loss on the investment.

PROSHARES TRUST NOTES TO FINANCIAL STATEMENTS :: MAY 31, 2017 :: 295

Foreign Currency Translation

Each Fund's accounting records are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency exchange contracts are translated into U.S. dollars as of the close of London world markets. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Repurchase Agreements

Each of the Funds may enter into repurchase agreements. Repurchase agreements are primarily used by the Funds as short-term investments for cash positions. Under a repurchase agreement, a Fund purchases one or more debt securities and simultaneously agrees to sell those securities back to the seller at a mutually agreed-upon future price and date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon market interest rate during the purchaser's holding period. While the maturities of the underlying securities in repurchase transactions may be more than one year, the term of each repurchase agreement will always be less than one year. The Funds follow certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions generally with major global financial institutions whose creditworthiness is continuously monitored by the Advisor. In addition, the value of the collateral underlying the repurchase agreement is required to be at least equal to the repurchase price, including any accrued interest income earned on the repurchase agreement. The Funds may invest in repurchase agreements jointly; in such cases, each Fund holds a pro rata share of the collateral and interest income based upon the dollar amount of the repurchase agreements entered into by each Fund. The collateral underlying the repurchase agreement is held by the Fund's custodian. A repurchase agreement is subject to the risk that the counterparty to the repurchase agreement that sells the securities may default on its obligation to repurchase them. In this circumstance, a Fund may lose money because it may not be able to sell the securities at the agreed upon time and price, the securities may lose value before they can be sold, the selling institution may declare bankruptcy or the Fund may have difficulty exercising rights to the collateral. During periods of high demand for repurchase agreements, the Funds may be unable to invest available cash in these instruments to the extent desired by the Advisor.

On May 31, 2017, the Funds had undivided interest in joint repurchase agreements with the following counterparties, for the time periods and rates indicated. Amounts shown in the table below represent Principal Amount, Cost and Value for each respective repurchase agreement.

Fund Name	BNP Paribas Securities Corp., 0.60%, dated 05/31/17 due 06/01/17 (1)	BNP Paribas Securities Corp., 0.81%, dated 05/31/17 due 06/01/17 (2)	Credit Suisse Securities (USA) LLC, 0.80%, dated 05/31/17 due 06/01/17 (3)	ING Financial Markets LLC, 0.79%, dated 05/31/17 due 06/01/17 (4)	Merrill Lynch, Pierce, Fenner & Smith, Inc., 0.80%, dated 05/31/17 due 06/01/17 (5)	Total
Short S&P500®	$9,407,327	$75,258,617	$4,285,490	$108,184,261	$101,128,766	$298,264,461
Short QQQ®	2,752,970	22,023,757	1,254,110	31,659,150	29,594,423	87,284,410
Short Dow30SM	1,753,258	14,026,064	798,693	20,162,467	18,847,523	55,588,005
Short MidCap400	463,130	3,705,039	210,978	5,325,993	4,978,646	14,683,786
Short Russell2000	1,345,142	10,761,135	612,777	15,469,130	14,460,275	42,648,459
Short SmallCap600	506,080	4,048,644	230,544	5,819,926	5,440,365	16,045,559
UltraShort S&P500®	4,922,894	39,383,155	2,242,615	56,613,285	52,921,114	156,083,063
UltraShort QQQ®	2,569,958	20,559,664	1,170,739	29,554,517	27,627,050	81,481,928
UltraShort Dow30SM	1,605,081	12,840,646	731,191	18,458,429	17,254,618	50,889,965
UltraShort MidCap400	151,681	1,213,450	69,098	1,744,335	1,630,573	4,809,137
UltraShort Russell2000	2,682,428	21,459,423	1,221,975	30,847,922	28,836,101	85,047,849
UltraShort SmallCap600	77,093	616,746	35,120	886,572	828,752	2,444,283
UltraPro Short S&P500®	5,479,666	43,837,326	2,496,250	63,016,156	58,906,407	173,735,805
UltraPro Short QQQ®	5,036,417	40,291,337	2,294,330	57,918,796	54,141,484	159,682,364
UltraPro Short Dow30SM	3,474,074	27,792,589	1,582,608	39,951,847	37,346,292	110,147,410
UltraPro Short MidCap400	88,107	704,857	40,137	1,013,232	947,152	2,793,485
UltraPro Short Russell2000	854,604	6,836,828	389,313	9,827,940	9,186,987	27,095,672
Short Basic Materials	65,591	524,732	29,880	754,302	705,108	2,079,613
Short Financials	858,194	6,865,551	390,949	9,869,230	9,225,584	27,209,508
Short Oil & Gas	86,469	691,752	39,391	994,393	929,541	2,741,546
Short Real Estate	448,965	3,591,722	204,525	5,163,101	4,826,377	14,234,690
Short S&P Regional Banking	58,422	467,379	26,614	671,857	628,042	1,852,314

296 :: MAY 31, 2017 :: NOTES TO FINANCIAL STATEMENTS PROSHARES TRUST

Fund Name	BNP Paribas Securities Corp., 0.60%, dated 05/31/17 due 06/01/17 (1)	BNP Paribas Securities Corp., 0.81%, dated 05/31/17 due 06/01/17 (2)	Credit Suisse Securities (USA) LLC, 0.80%, dated 05/31/17 due 06/01/17 (3)	ING Financial Markets LLC, 0.79%, dated 05/31/17 due 06/01/17 (4)	Merrill Lynch, Pierce, Fenner & Smith, Inc., 0.80%, dated 05/31/17 due 06/01/17 (5)	Total
UltraShort Basic Materials	$176,586	$1,412,689	$80,443	$2,030,740	$1,898,300	$5,598,758
UltraShort Nasdaq Biotechnology	1,547,122	12,376,975	704,788	17,791,901	16,631,559	49,052,345
UltraShort Consumer Goods	60,760	486,080	27,679	698,740	653,170	1,926,429
UltraShort Consumer Services	74,522	596,178	33,948	857,006	801,114	2,362,768
UltraShort Financials	1,066,496	8,531,966	485,840	12,264,702	11,464,829	33,813,833
UltraShort Gold Miners	73,366	586,925	33,422	843,704	788,679	2,326,096
UltraShort Health Care	26,507	212,053	12,075	304,826	284,946	840,407
UltraShort Industrials	105,096	840,765	47,876	1,208,599	1,129,777	3,332,113
UltraShort Oil & Gas	231,889	1,855,115	105,637	2,666,728	2,492,811	7,352,180
UltraShort Oil & Gas Exploration & Production	22,124	176,995	10,079	254,431	237,838	701,467
UltraShort Real Estate	285,062	2,280,494	129,859	3,278,211	3,064,415	9,038,041
UltraShort Semiconductors	96,804	774,431	44,099	1,113,245	1,040,642	3,069,221
UltraShort Technology	75,974	607,795	34,610	873,707	816,726	2,408,812
UltraShort Utilities	201,971	1,615,770	92,008	2,322,670	2,171,192	6,403,611
UltraPro Short Nasdaq Biotechnology	79,755	638,040	36,332	917,183	857,367	2,528,677
UltraPro Short Financial Select Sector	60,462	483,696	27,543	695,313	649,967	1,916,981
Short MSCI EAFE	982,630	7,861,038	447,635	11,300,241	10,563,269	31,154,813
Short MSCI Emerging Markets	3,535,933	28,287,466	1,610,787	40,663,232	38,011,282	112,108,700
Short FTSE China 50	260,387	2,083,096	118,619	2,994,451	2,799,160	8,255,713
UltraShort MSCI EAFE	117,028	936,225	53,313	1,345,824	1,258,053	3,710,443
UltraShort MSCI Emerging Markets	481,405	3,851,241	219,303	5,536,159	5,175,105	15,263,213
UltraShort FTSE Europe	835,012	6,680,096	380,388	9,602,638	8,976,380	26,474,514
UltraShort MSCI Brazil Capped	317,914	2,543,310	144,825	3,656,007	3,417,572	10,079,628
UltraShort FTSE China 50	995,791	7,966,331	453,631	11,451,601	10,704,758	31,572,112
UltraShort MSCI Japan	243,768	1,950,142	111,048	2,803,329	2,620,504	7,728,791
UltraShort MSCI Mexico Capped IMI	29,895	239,156	13,618	343,787	321,366	947,822
Short 7-10 Year Treasury	311,202	2,489,612	141,767	3,578,817	3,345,416	9,866,814
Short 20+ Year Treasury	4,062,560	32,500,482	1,850,691	46,719,442	43,672,522	128,805,697
Short High Yield	2,455,579	19,644,629	1,118,634	28,239,154	26,397,469	77,855,465
UltraShort 3-7 Year Treasury	78,745	629,959	35,872	905,566	846,506	2,496,648
UltraShort 7-10 Year Treasury	2,559,978	20,479,821	1,166,193	29,439,742	27,519,759	81,165,493
UltraShort 20+ Year Treasury	8,324,035	66,592,281	3,791,998	95,726,404	89,483,377	263,918,095
UltraShort TIPS	33,879	271,034	15,434	389,612	364,202	1,074,161
UltraPro Short 20+ Year Treasury	2,436,362	19,490,897	1,109,880	28,018,164	26,190,892	77,246,195
Ultra S&P500®	4,830,335	38,642,684	2,200,450	55,548,858	51,926,106	153,148,433
Ultra QQQ®	3,080,481	24,643,848	1,403,307	35,425,531	33,115,170	97,668,337
Ultra Dow30SM	1,314,363	10,514,904	598,755	15,115,174	14,129,402	41,672,598
Ultra MidCap400	211,633	1,693,062	96,409	2,433,777	2,275,052	6,709,933
Ultra Russell2000	406,288	3,250,306	185,084	4,672,314	4,367,598	12,881,590
Ultra SmallCap600	144,173	1,153,383	65,678	1,657,988	1,549,859	4,571,081
UltraPro S&P500®	972,779	7,782,233	443,148	11,186,961	10,457,376	30,842,497
UltraPro QQQ®	1,450,618	11,604,947	660,827	16,682,113	15,594,148	45,992,653
UltraPro Dow30SM	51,263	410,107	23,353	589,529	551,082	1,625,334
UltraPro MidCap400	3,229	25,835	1,471	37,138	34,716	102,389
UltraPro Russell2000	211,016	1,688,125	96,128	2,426,680	2,268,419	6,690,368
Ultra Basic Materials	28,376	227,010	12,927	326,327	305,046	899,686
Ultra Nasdaq Biotechnology	3,626,739	29,013,914	1,652,154	41,707,501	38,987,448	114,987,756
Ultra Consumer Goods	18,812	150,493	8,570	216,334	202,226	596,435
Ultra Consumer Services	11,798	94,385	5,375	135,678	126,828	374,064
Ultra Financials	998,441	7,987,530	454,838	11,482,074	10,733,243	31,656,126

PROSHARES TRUST NOTES TO FINANCIAL STATEMENTS :: MAY 31, 2017 :: 297

Fund Name	BNP Paribas Securities Corp., 0.60%, dated 05/31/17 due 06/01/17 (1)	BNP Paribas Securities Corp., 0.81%, dated 05/31/17 due 06/01/17 (2)	Credit Suisse Securities (USA) LLC, 0.80%, dated 05/31/17 due 06/01/17 (3)	ING Financial Markets LLC, 0.79%, dated 05/31/17 due 06/01/17 (4)	Merrill Lynch, Pierce, Fenner & Smith, Inc., 0.80%, dated 05/31/17 due 06/01/17 (5)	Total
Ultra Gold Miners	$176,480	$1,411,839	$80,395	$2,029,519	$1,897,159	$5,595,392
Ultra Junior Miners	34,759	278,075	15,835	399,732	373,663	1,102,064
Ultra Health Care	91,594	732,752	41,725	1,053,331	984,636	2,904,038
Ultra Industrials	53,254	426,036	24,260	612,427	572,486	1,688,463
Ultra Oil & Gas	298,384	2,387,072	135,929	3,431,416	3,207,628	9,460,429
Ultra Oil & Gas Exploration & Production	8,822	70,579	4,019	101,457	94,840	279,717
Ultra Real Estate	146,990	1,175,917	66,961	1,690,380	1,580,138	4,660,386
Ultra S&P Regional Banking	47,910	383,281	21,825	550,967	515,035	1,519,018
Ultra Semiconductors	165,984	1,327,876	75,614	1,908,822	1,784,333	5,262,629
Ultra Technology	81,321	650,571	37,046	935,197	874,206	2,578,341
Ultra Telecommunications	18,154	145,229	8,270	208,767	195,152	575,572
Ultra Utilities	18,913	151,306	8,616	217,502	203,317	599,654
UltraPro Nasdaq Biotechnology	196,028	1,568,226	89,300	2,254,325	2,107,304	6,215,183
UltraPro Financial Select Sector	72,583	580,664	33,065	834,705	780,268	2,301,285
Ultra MSCI EAFE	183,568	1,468,545	83,624	2,111,033	1,973,357	5,820,127
Ultra MSCI Emerging Markets	514,299	4,114,393	234,288	5,914,441	5,528,716	16,306,137
Ultra FTSE Europe	241,500	1,931,999	110,015	2,777,249	2,596,124	7,656,887
Ultra MSCI Brazil Capped	311,774	2,494,190	142,028	3,585,398	3,351,566	9,884,956
Ultra FTSE China 50	813,813	6,510,507	370,731	9,358,854	8,748,494	25,802,399
Ultra MSCI Japan	135,583	1,084,663	61,764	1,559,202	1,457,515	4,298,727
Ultra MSCI Mexico Capped IMI	171,275	1,370,204	78,024	1,969,668	1,841,212	5,430,383
Ultra 7-10 Year Treasury	86,577	692,616	39,439	995,636	930,703	2,744,971
Ultra 20+ Year Treasury	265,822	2,126,577	121,095	3,056,954	2,857,588	8,428,036
Ultra High Yield	3,094	24,750	1,409	35,578	33,259	98,090
	$98,432,975	$787,463,829	$44,840,952	$1,131,979,254	$1,058,154,522	$3,120,871,532

Each Repurchase Agreement was fully collateralized by U.S. government and/or agency securities at May 31, 2017 as follows:

(1)  U.S. Treasury Bond, 2.88%, due 11/15/46, which had an aggregate value at the Trust level of $102,000,060.

(2)  U.S. Treasury Bonds, 0%, due 02/15/19 to 02/15/27; U.S. Treasury Notes, 0.13% to 1.63%, due 04/30/18 to 01/15/23, which had an aggregate value at the Trust level of $816,000,000.

(3)  U.S. Treasury Bonds, 0.88% to 3.38%, due 04/15/32 to 02/15/47, which had an aggregate value at the Trust level of $46,471,035.

(4)  Federal Home Loan Bank, 1.13% to 4.88%, due 09/08/17 to 06/21/19; Federal Home Loan Mortgage Corp., 1.05% to 2.38%, due 07/27/18 to 01/13/22; Federal National Mortgage Association, 1.13% to 5.36%, due 11/24/17 to 10/28/20; U.S. Treasury Bills, 0%, due 10/05/17 to 10/12/17; U.S. Treasury Bond, 1.38%, due 02/15/44; U.S. Treasury Notes, 0.63% to 2.13%, due 08/31/17 to 12/31/2022, which had an aggregate value at the Trust level of $1,173,007,649.

(5)  U.S. Treasury Bonds, 3.13% to 3.38%, due 02/15/43 to 05/15/44; U.S. Treasury Notes, 0.13% to 1.38%, due 04/15/20 to 05/31/21, which had an aggregate value at the Trust level of $1,096,761,039.

Equity Securities

Certain Funds may invest in or seek leveraged, inverse, or inverse leveraged exposure to equity securities, including shares of foreign or U.S. common stock, Real Estate Investment Trusts, Depositary Receipts, and shares of other Investment Companies, including other exchange-traded funds ("ETFs").

Real Estate Investment Trusts ("REITs")

REITs report information on the source of their distributions annually. A portion of distributions received from REITs during the period is estimated to be dividend income, realized gain or return of capital. These estimates are adjusted when the actual source of distributions is disclosed by the REITs.

Debt Instruments

Certain Funds may invest in or seek leveraged, inverse, or inverse leveraged exposure to debt instruments, including U.S. government securities. Additionally, certain Funds may invest in or seek leveraged or inverse exposure to lower rated and unrated corporate debt securities, primarily high yield bonds, that are rated below "investment grade" by Moody's, Standard and Poor's and/or Fitch, Inc.

298 :: MAY 31, 2017 :: NOTES TO FINANCIAL STATEMENTS PROSHARES TRUST

U.S. Treasury Inflation-Protected Securities

UltraShort TIPS seeks leveraged inverse exposure to the Bloomberg Barclays U.S. Treasury Inflation-Protected Securities (TIPS) Index (Series L). U.S. Treasury Inflation-Protected Securities ("TIPS") are inflation-protected public obligations of the U.S. Treasury. Inflation-protected bonds are fixed-income securities whose interest and principal payments are periodically adjusted for inflation. As the index measuring inflation changes, the interest and principal payments of inflation-protected bonds will be adjusted accordingly. Because of the inflation-adjustment feature, inflation-protected bonds typically have lower yields than conventional fixed rate bonds.

Accounting for Derivatives Instruments

In seeking to achieve the investment objectives of Funds, the Advisor uses a passive or mathematical approach to investing. Using this approach, the Advisor determines the type, quantity and mix of investment positions, including derivative positions, that a Fund should hold to approximate, on a daily basis, the corresponding performance, inverse, multiple, or inverse multiple of the performance of its index, as appropriate, based upon each Fund's investment objective.

In connection with its management of certain series of the Trust included in this report (UltraShort S&P500®, UltraShort QQQ®, UltraShort Dow30SM, UltraShort MidCap400, UltraShort SmallCap600, UltraPro Short S&P500®, UltraPro Short QQQ®, UltraShort Basic Materials, UltraShort Financials, UltraShort Utilities, UltraPro Short NASDAQ Biotechnology, UltraPro S&P500®, UltraPro QQQ, UltraPro Dow30SM, UltraPro MidCap400, UltraPro Russell2000, UltraPro Financial Select Sector, and UltraPro Nasdaq Biotechnology (the "Commodity Pools")), the Advisor has registered as a commodity pool operator (a "CPO") and the Commodity Pools are commodity pools under the Commodity Exchange Act (the "CEA"). Accordingly, the Advisor is subject to registration and regulation as a CPO under the CEA, and must comply with various regulatory requirements under the CEA and the rules and regulations of the Commodity Futures Trading Commission ("CFTC") and the National Futures Association ("NFA"), including investor protection requirements, antifraud provisions, disclosure requirements and reporting and record keeping requirements. The Advisor is also subject to periodic inspections and audits by the CFTC and NFA. Compliance with these regulatory requirements could adversely affect the Commodity Pools' total return. In this regard, any further amendment to the CEA or its related regulations that subject the Advisor or the Commodity Pools to additional regulation may have adverse impacts on the Commodity Pools' operations and expenses.

All open derivative positions at period end are reflected on each respective Fund's Schedule of Portfolio Investments. Certain Funds utilized a varying level of derivative instruments in conjunction with investment securities in seeking to meet their investment objective during the period. While the volume of open positions may vary on a daily basis as each Fund transacts derivative contracts in order to achieve the appropriate exposure to meet its investment objective, with the exception of the Funds listed below, the volume of these open positions relative to the net assets of each respective Fund at the date of this report is generally representative of open positions throughout the reporting period.

Average quarterly exposure to derivatives (notional amounts in comparison to net assets)
Ultra SmallCap600	132%
UltraPro Dow30SM	258%
Ultra Junior Miners	131%
Ultra Oil & Gas	121%

For financial reporting purposes, the Trust can offset financial assets and financial liabilities that are subject to master netting arrangements or similar agreements in the Statement of Assets and Liabilities. Funds holding non-exchange traded swap agreements present the gross amounts of these assets and liabilities on their Schedule of Portfolio Investments. Information concerning the value of and amounts due under Repurchase Agreement transactions may be found on each Fund's Schedule of Portfolio Investments. Information concerning the counterparties to each Repurchase Agreement and levels of collateralization may be found above, under the caption "Repurchase Agreements."

Following is a description of how and why the Funds use derivative instruments, the types of derivatives utilized by the Funds during the reporting period, as well as the primary underlying risk exposures related to each instrument type.

Futures Contracts

Each Fund may purchase or sell futures contracts and options thereon as a substitute for a comparable market position in the underlying securities or to satisfy regulatory requirements. A physical-settlement futures contract generally obligates the seller to deliver (and the purchaser to take delivery of) the specified asset on the expiration date of the contract. A cash-settled futures contract obligates the seller to deliver (and the purchaser to accept) an amount of cash equal to a specific dollar amount (the contract multiplier) multiplied by the difference between the final settlement price of a specific futures contract and the price at which the agreement is made. No physical delivery of the underlying asset is made.

The Funds generally engage in closing or offsetting transactions before final settlement of a futures contract, wherein a second identical futures contract is sold to offset a long position (or bought to offset a short position). In such cases, the obligation is to deliver (or take delivery of) cash equal to a specific dollar amount (the contract multiplier) multiplied by the difference between the price of the offsetting transaction and the price at which the original contract was entered into. If the original position entered into is a long position (futures contract purchased) there will be a gain (loss) if the offsetting sell transaction is carried out at a higher (lower) price, inclusive of commissions. If the original position entered into is a short position (futures contract sold) there will be a gain (loss) if the offsetting buy transaction is carried out at a lower (higher) price, inclusive of commissions.

Whether a Fund realizes a gain or loss from futures activities depends generally upon movements in the underlying security or index. The extent of the Fund's loss from an unhedged short position in futures contracts or from writing options on futures contracts is potentially unlimited and investors may lose the amount that they invest plus any profits recognized on their investment. Each Fund will engage in

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transactions in futures contracts and related options that are traded on a U.S. exchange or board of trade or that have been approved for sale in the U.S. by the CFTC.

Upon entering into a futures contract, each Fund will be required to deposit with the broker an amount of cash or cash equivalents in the range of approximately 5% to 10% of the contract amount for equity, index futures and in the range of approximately 1% to 3% of the contract amount for bond futures (these amounts are subject to change by the exchange on which the contract is traded). This amount, known as "initial margin," is in the nature of a performance bond or good faith deposit on the contract and is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, known as "variation margin," to and from the broker will be made as the price of the index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." At any time prior to expiration of a futures contract, a Fund may elect to close its position by taking an opposite position, which will operate to terminate the Fund's existing position in the contract.

The primary risks associated with the use of futures contracts are imperfect correlation between movements in the price of the futures and the market value of the underlying assets, and the possibility of an illiquid market for a futures contract. Although each Fund intends to sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit, or trading may be suspended for specified periods during the day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting a Fund to substantial losses. If trading is not possible, or if a Fund determines not to close a futures position in anticipation of adverse price movements, the Fund will be required to make daily cash payments of variation margin. The risk that the Fund will be unable to close out a futures position will be minimized by entering into such transactions on a national exchange with an active and liquid secondary market. In addition, although the counterparty to a futures contract is often a clearing organization, backed by a group of financial institutions, there may be instances in which the counterparty could fail to perform its obligations, causing significant losses to a Fund.

Forward Currency Contracts

Each Fund may invest in forward currency contracts for investment or risk management purposes. A forward currency contract is an obligation to buy or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into on the interbank market conducted directly between currency traders (usually large commercial banks) and their customers.

At or before the maturity of a forward currency contract, the Funds may either sell a portfolio security and make delivery of the currency, or retain the security and terminate its contractual obligation to deliver the currency by buying an "offsetting" contract obligating them to buy, on the same maturity date, the same amount of the currency. If the Fund engages in an offsetting transaction, it may later enter into a new forward currency contract to sell the currency.

If the Funds engage in offsetting transactions, the Funds will incur a gain or loss, to the extent that there has been movement in forward currency contract prices. If forward prices go down during the period between the date a Fund enters into a forward currency contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to buy. If forward prices go up, the Fund will suffer a loss to the extent the price of the currency it has agreed to buy exceeds the price of the currency it has agreed to sell.

Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollars without the delivery of foreign currency.

Swap Agreements

Each Fund may enter into swap agreements to gain exposure to an underlying asset without actually purchasing such asset (or shorting such asset), or to hedge a position including in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. In a standard "swap" transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on a particular pre-determined investment or instrument. The gross return to be exchanged or "swapped" between the parties is calculated with respect to a "notional amount," e.g., the return on or increase in value of a particular dollar amount invested in a "basket" of securities or an ETF representing a particular index or group of securities. Most swap agreements entered into by a Fund calculate and settle the obligations of the parties to the agreement on a "net basis" with a single payment. Consequently, a Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). When investing in swap agreements, the Funds may hold or gain exposure to only a representative sample of the securities in an index, or to a component of the index.

On a typical long swap, the counterparty will generally agree to pay the Fund the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular underlying assets (e.g., an ETF, or securities comprising a benchmark), plus any dividends or interest that would have been received on those assets. The Fund will agree to pay to the counterparty a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such assets plus, in certain circumstances, commissions or trading spreads on the notional amount. Therefore, the return to the Fund on a long swap agreement should be the gain or loss on the notional amount plus dividends or interest on the assets less the interest paid by the Fund on the notional amount. As a trading technique, the Advisor may substitute physical

300 :: MAY 31, 2017 :: NOTES TO FINANCIAL STATEMENTS PROSHARES TRUST

securities with a swap agreement having investment characteristics substantially similar to the underlying securities.

Some Funds may also enter into swap agreements that provide the opposite return of their benchmark or a security. Their operations are similar to those of the swaps disclosed above except that the counterparty pays interest to each Fund on the notional amount outstanding and that dividends or interest on the underlying instruments reduce the value of the swap, plus, in certain instances, each Fund will agree to pay to the counterparty commissions or trading spreads on the notional amount. These amounts are netted with any unrealized gain or loss to determine the value of the swap.

A Fund's current obligations under most swap agreements (total return swaps, equity/index swaps, interest rate swaps) will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating or earmarking cash and/or securities determined to be liquid, but typically no payments will be made until the settlement date.

A Fund will not enter into non-exchange traded swap agreements unless the Advisor believes that the counterparty to the transaction is creditworthy. The counterparty to a non-exchange traded swap agreement will typically be a major global financial institution. A Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. If such a default occurs, a Fund will have contractual remedies pursuant to the swap agreements, but such remedies may be subject to bankruptcy and insolvency laws that could affect the Fund's rights as a creditor.

In the normal course of business, a Fund enters into International Swaps and Derivatives Association ("ISDA") agreements with certain counterparties for derivative transactions. These agreements contain, among other conditions, events of default and termination events, and various covenants and representations. Certain of the Fund's ISDA agreements contain provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund's NAV over specific periods of time, which may or may not be exclusive of redemptions. If the Fund were to trigger such provisions and have open derivative positions at that time, counterparties to the ISDA agreements could elect to terminate such ISDA agreements and request immediate payment in an amount equal to the net liability positions, if any, under the relevant ISDA agreement. Pursuant to the terms of its ISDA agreements, the Fund will have already collateralized its liability under such agreements, in some cases only in excess of certain threshold amounts. The Funds seek to mitigate risks by generally requiring that the counterparties for each Fund agree to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to what the counterparty owes the Fund, subject to certain minimum thresholds, although the Funds may not always be successful. To the extent any such collateral is insufficient or there are delays in accessing the collateral, the Funds will be exposed to the risks described above, including possible delays in recovering amounts as a result of bankruptcy proceedings.

The use of swaps is a highly specialized activity which involves investment techniques and risks in addition to, and in some cases different from, those associated with ordinary portfolio securities transactions. The primary risks associated with the use of swap agreements are mispricing or improper valuation, imperfect correlation between movements in the notional amount and the price of the underlying investments, and the inability of counterparties or clearing organizations to perform. A Fund may use a combination of swaps on an underlying index and swaps on an ETF that is designed to track the performance of that index, or it may solely use swaps on an ETF to achieve its desired exposure. The performance of an ETF may not track the performance of its underlying index due to embedded costs and other factors. Thus, to the extent a Fund invests in swaps that use an ETF as the reference asset, that Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with its index as it would if the Fund used only swaps on the underlying index. The Advisor, under supervision from the Board, is responsible for determining and monitoring the liquidity of the Funds' transactions in swap agreements.

All of the outstanding swap agreements held by the Funds on May 31, 2017 contractually terminate within 19 months but may be terminated without penalty by either party daily. Upon termination, the Fund is entitled to receive or pay the "unrealized appreciation or depreciation" amount existing at the date of termination.

The Financial Accounting Standards Board, pursuant to Accounting Standards Codification 815-10 ("ASC 815-10"), requires companies (including the Trust) to disclose information intended to enable financial statement users to understand how derivative instruments affect the Statements of Assets and Liabilities as well as the affect of derivative instruments on the Statements of Operations during the reporting period, in the context of each entity's risk exposure. ASC 815-10 provides examples of risk exposure, including interest rate, foreign exchange, equity and credit.

As the Funds' investment objective is to approximate, on a daily basis, the corresponding performance, inverse, multiple, or inverse multiple of the performance of its index, the derivatives utilized are aligned to the same primary risk. The primary risk exposure for those Funds benchmarked to an equity index is equity risk, for Funds benchmarked to a fixed-income index the primary risk is interest rate risk.

PROSHARES TRUST NOTES TO FINANCIAL STATEMENTS :: MAY 31, 2017 :: 301

The following tables indicate the location of derivative-related items on the Statements of Assets and Liabilities as well as the effect of derivative instruments on the Statements of Operations during the reporting period.

Fair Value of Derivative Instruments as of May 31, 2017

Asset Derivatives				Liabilities Derivatives
Derivatives not accounted for as hedging instruments under ASC 815	Statements of Assets and Liabilities Location	Fund	Unrealized Appreciation*	Statements of Assets and Liabilities Location	Fund	Unrealized Depreciation*
Equity and Bond index futures contracts/ Non-exchange traded swap agreements	Net assets consist of: Net unrealized appreciation (depreciation) on: Futures contracts; Assets: Unrealized appreciation on non-exchange traded swap agreements			Net assets consist of: Net unrealized appreciation (depreciation) on: Futures contracts; Liabilities: Unrealized depreciation on non-exchange traded swap agreements
		Short S&P500®	—		Short S&P500®	$268,121,468
		Short QQQ®	—		Short QQQ®	53,939,624
		Short Dow30SM	—		Short Dow30SM	50,824,922
		Short MidCap400	$7,869		Short MidCap400	5,309,923
		Short Russell2000	211,417		Short Russell2000	75,302,386
		Short SmallCap600	—		Short SmallCap600	2,620,316
		UltraShort S&P500®	—		UltraShort S&P500®	421,882,011
		UltraShort QQQ®	—		UltraShort QQQ®	129,198,351
		UltraShort Dow30SM	—		UltraShort Dow30SM	80,807,541
		UltraShort MidCap400	1,188		UltraShort MidCap400	4,287,469
		UltraShort Russell2000	86,014		UltraShort Russell2000	68,072,515
		UltraShort SmallCap600	—		UltraShort SmallCap600	1,339,280
		UltraPro Short S&P500®	—		UltraPro Short S&P500®	279,043,724
		UltraPro Short QQQ®	—		UltraPro Short QQQ®	335,369,468
		UltraPro Short Dow30SM	—		UltraPro Short Dow30SM	91,784,269
		UltraPro Short MidCap400	316,103		UltraPro Short MidCap400	2,224,199
		UltraPro Short Russell2000	120,391		UltraPro Short Russell2000	53,229,854
		Short Basic Materials	—		Short Basic Materials	913,270
		Short Financials	—		Short Financials	9,293,468
		Short Oil & Gas	75,155		Short Oil & Gas	1,337,568
		Short Real Estate	—		Short Real Estate	2,960,082
		Short S&P Regional Banking	—		Short S&P Regional Banking	371,871
		UltraShort Basic Materials	8,384		UltraShort Basic Materials	2,227,041
		UltraShort Nasdaq Biotechnology	6,004,077		UltraShort Nasdaq Biotechnology	16,983,360
		UltraShort Consumer Goods	—		UltraShort Consumer Goods	761,596
		UltraShort Consumer Services	—		UltraShort Consumer Services	677,140
		UltraShort Financials	—		UltraShort Financials	27,316,960
		UltraShort Gold Miners	10,893		UltraShort Gold Miners	1,232,168
		UltraShort Health Care	446,036		UltraShort Health Care	156,506
		UltraShort Industrials	—		UltraShort Industrials	1,728,025
		UltraShort Oil & Gas	2,473,584		UltraShort Oil & Gas	3,160,651
		UltraShort Oil & Gas Exploration & Production	1,469		UltraShort Oil & Gas Exploration & Production	739,314
		UltraShort Real Estate	—		UltraShort Real Estate	7,134,499

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Asset Derivatives				Liabilities Derivatives
Derivatives not accounted for as hedging instruments under ASC 815	Statements of Assets and Liabilities Location	Fund	Unrealized Appreciation*	Statements of Assets and Liabilities Location	Fund	Unrealized Depreciation*
Equity and Bond index futures contracts/ Non-exchange traded swap agreements	Net assets consist of: Net unrealized appreciation (depreciation) on: Futures contracts; Assets: Unrealized appreciation on non-exchange traded swap agreements			Net assets consist of: Net unrealized appreciation (depreciation) on: Futures contracts; Liabilities: Unrealized depreciation on non-exchange traded swap agreements
		UltraShort Semiconductors	—		UltraShort Semiconductors	$3,155,996
		UltraShort Technology	$9,069		UltraShort Technology	2,248,613
		UltraShort Utilities	—		UltraShort Utilities	3,427,641
		UltraPro Short Nasdaq Biotechnology	1,579,056		UltraPro Short Nasdaq Biotechnology	990,232
		UltraPro Short Financial Select Sector	233,009		UltraPro Short Financial Select Sector	1,339,551
		Short MSCI EAFE	—		Short MSCI EAFE	17,539,546
		Short MSCI Emerging Markets	3,099,497		Short MSCI Emerging Markets	14,701,278
		Short FTSE China 50	8,814		Short FTSE China 50	579,991
		UltraShort MSCI EAFE	—		UltraShort MSCI EAFE	1,206,960
		UltraShort MSCI Emerging Markets	508,691		UltraShort MSCI Emerging Markets	9,554,512
		UltraShort FTSE Europe	—		UltraShort FTSE Europe	14,498,479
		UltraShort MSCI Brazil Capped	—		UltraShort MSCI Brazil Capped	21,548,106
		UltraShort FTSE China 50	—		UltraShort FTSE China 50	8,455,480
		UltraShort MSCI Japan	—		UltraShort MSCI Japan	5,271,270
		UltraShort MSCI Mexico Capped IMI	—		UltraShort MSCI Mexico Capped IMI	948,569
		Short 7-10 Year Treasury	300,709		Short 7-10 Year Treasury	605,821
		Short 20+ Year Treasury	15,814,269		Short 20+ Year Treasury	16,566,057
		Short High Yield	—		Short High Yield	40,964,794
		UltraShort 3-7 Year Treasury	25,766		UltraShort 3-7 Year Treasury	—
		UltraShort 7-10 Year Treasury	4,318,097		UltraShort 7-10 Year Treasury	594,400
		UltraShort 20+ Year Treasury	25,575,767		UltraShort 20+ Year Treasury	175,894,676
		UltraShort TIPS	—		UltraShort TIPS	130,095
		UltraPro Short 20+ Year Treasury	4,729,201		UltraPro Short 20+ Year Treasury	5,015,125
		Ultra S&P500®	366,357,942		Ultra S&P500®	—
		Ultra QQQ®	267,563,183		Ultra QQQ®	—
		Ultra Dow30SM	43,904,132		Ultra Dow30SM	—
		Ultra MidCap400	20,152,228		Ultra MidCap400	726,208
		Ultra Russell2000	22,364,695		Ultra Russell2000	453,175
		Ultra SmallCap600	6,963,053		Ultra SmallCap600	—
		UltraPro S&P500®	511,862,141		UltraPro S&P500®	—
		UltraPro QQQ®	900,559,898		UltraPro QQQ®	—
		UltraPro Dow30SM	100,714,970		UltraPro Dow30SM	—
		UltraPro MidCap400	17,842,800		UltraPro MidCap400	—

PROSHARES TRUST NOTES TO FINANCIAL STATEMENTS :: MAY 31, 2017 :: 303

Asset Derivatives				Liabilities Derivatives
Derivatives not accounted for as hedging instruments under ASC 815	Statements of Assets and Liabilities Location	Fund	Unrealized Appreciation*	Statements of Assets and Liabilities Location	Fund	Unrealized Depreciation*
Equity and Bond index futures contracts/ Non-exchange traded swap agreements	Net assets consist of: Net unrealized appreciation (depreciation) on: Futures contracts; Assets: Unrealized appreciation on non-exchange traded swap agreements			Net assets consist of: Net unrealized appreciation (depreciation) on: Futures contracts; Liabilities: Unrealized depreciation on non-exchange traded swap agreements
		UltraPro Russell2000	$40,565,940		UltraPro Russell2000	$413,080
		Ultra Basic Materials	14,149,104		Ultra Basic Materials	77,961
		Ultra Nasdaq Biotechnology	7,195,911		Ultra Nasdaq Biotechnology	55,154,080
		Ultra Consumer Goods	3,130,822		Ultra Consumer Goods	—
		Ultra Consumer Services	5,757,132		Ultra Consumer Services	—
		Ultra Financials	113,717,002		Ultra Financials	24,725,323
		Ultra Gold Miners	—		Ultra Gold Miners	2,984,618
		Ultra Junior Miners	—		Ultra Junior Miners	3,142,420
		Ultra Health Care	19,300,687		Ultra Health Care	—
		Ultra Industrials	5,289,927		Ultra Industrials	—
		Ultra Oil & Gas	6,263,102		Ultra Oil & Gas	10,491,411
		Ultra Oil & Gas Exploration & Production	1,614		Ultra Oil & Gas Exploration & Production	255,870
		Ultra Real Estate	44,843,295		Ultra Real Estate	—
		Ultra S&P Regional Banking	1,259,101		Ultra S&P Regional Banking	480,657
		Ultra Semiconductors	9,376,021		Ultra Semiconductors	—
		Ultra Technology	61,644,661		Ultra Technology	—
		Ultra Telecommunications	815,166		Ultra Telecommunications	149,656
		Ultra Utilities	2,561,396		Ultra Utilities	—
		UltraPro Nasdaq Biotechnology	6,789		UltraPro Nasdaq Biotechnology	7,307,729
		UltraPro Financial Select Sector	5,836,366		UltraPro Financial Select Sector	1,273,121
		Ultra MSCI EAFE	2,925,205		Ultra MSCI EAFE	—
		Ultra MSCI Emerging Markets	3,838,571		Ultra MSCI Emerging Markets	485,976
		Ultra FTSE Europe	2,945,144		Ultra FTSE Europe	28,449
		Ultra MSCI Brazil Capped	1,177,386		Ultra MSCI Brazil Capped	3,720,200
		Ultra FTSE China 50	7,296,923		Ultra FTSE China 50	3,127,362
		Ultra MSCI Japan	1,729,198		Ultra MSCI Japan	65,841
		Ultra MSCI Mexico Capped IMI	592,248		Ultra MSCI Mexico Capped IMI	235,725
		Ultra 7-10 Year Treasury	1,519,831		Ultra 7-10 Year Treasury	303,109
		Ultra 20+ Year Treasury	1,188,937		Ultra 20+ Year Treasury	2,634,602
		Ultra High Yield	277,238		Ultra High Yield	—

*  Includes cumulative appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. For these securities, only the variation margin is reported within the asset and liability sections of the Statements of Assets and Liabilities.

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The Effect of Derivative Instruments on the Statements of Operations for the Year Ended May 31, 2017

Derivatives not accounted for as hedging instruments under ASC 815	Location of Gain or (Loss) on Derivatives on the Statements of Operations	Fund	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation) on Derivatives
Equity and Bond index futures contracts/ Non-exchange traded swap agreements	Net realized gain (loss) on: Futures contracts and Non-exchange traded swap agreements; Change in net unrealized appreciation (depreciation) on: Futures contracts and Non-exchange traded swap agreements	Short S&P500®	$(262,451,295)	$(78,826,829)
		Short QQQ®	(61,651,492)	(18,298,608)
		Short Dow30SM	(28,653,365)	(27,554,350)
		Short MidCap400	(1,687,035)	(2,059,434)
		Short Russell2000	(67,727,665)	(22,907,034)
		Short SmallCap600	(195,746)	(1,959,938)
		UltraShort S&P500®	(362,242,039)	(185,328,937)
		UltraShort QQQ®	(95,705,676)	(78,594,394)
		UltraShort Dow30SM	(51,641,075)	(38,998,843)
		UltraShort MidCap400	(748,102)	(3,036,648)
		UltraShort Russell2000	(21,951,504)	(47,121,501)
		UltraShort SmallCap600	(602,052)	(760,961)
		UltraPro Short S&P500®	(208,794,215)	(146,799,948)
		UltraPro Short QQQ®	(172,364,601)	(250,486,584)
		UltraPro Short Dow30SM	(63,719,096)	(63,756,485)
		UltraPro Short MidCap400	(1,412,414)	(531,524)
		UltraPro Short Russell2000	(39,347,355)	(20,914,998)
		Short Basic Materials	(2,958,083)	1,928,211
		Short Financials	(110,120)	(6,057,636)
		Short Oil & Gas	1,360,449	(1,738,488)
		Short Real Estate	(5,309,803)	3,171,567
		Short S&P Regional Banking	(530,457)	(51,327)
		UltraShort Basic Materials	(7,200,625)	3,536,575
		UltraShort Nasdaq Biotechnology	(1,623,110)	(5,300,382)
		UltraShort Consumer Goods	(3,227)	(556,187)
		UltraShort Consumer Services	(39,322)	(685,090)
		UltraShort Financials	(634,304)	(18,792,522)
		UltraShort Gold Miners	1,559,293	(706,025)
		UltraShort Health Care	(633,104)	512,482
		UltraShort Industrials	(439,956)	(1,093,218)
		UltraShort Oil & Gas	(19,291,200)	16,305,691
		UltraShort Oil & Gas Exploration & Production	(131,963)	(411,994)
		UltraShort Real Estate	(8,977,873)	2,612,492
		UltraShort Semiconductors	(440,017)	(2,841,297)
		UltraShort Technology	16,464	(2,429,704)
		UltraShort Utilities	(59,590)	(2,424,324)
		UltraPro Short Nasdaq Biotechnology	(973,316)	805,650
		UltraPro Short Financial Select Sector	438,572	(1,667,316)
		Short MSCI EAFE	(2,194,471)	(7,260,556)
		Short MSCI Emerging Markets	(79,130,937)	17,455,963

PROSHARES TRUST NOTES TO FINANCIAL STATEMENTS :: MAY 31, 2017 :: 305

Derivatives not accounted for as hedging instruments under ASC 815	Location of Gain or (Loss) on Derivatives on the Statements of Operations	Fund	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation) on Derivatives
Equity and Bond index futures contracts/ Non-exchange traded swap agreements	Net realized gain (loss) on: Futures contracts and Non-exchange traded swap agreements; Change in net unrealized appreciation (depreciation) on: Futures contracts and Non-exchange traded swap agreements	Short FTSE China 50	$(3,455,694)	$882,259
		UltraShort MSCI EAFE	(889,522)	(885,260)
		UltraShort MSCI Emerging Markets	(29,906,445)	5,701,192
		UltraShort FTSE Europe	(4,537,445)	(13,789,631)
		UltraShort MSCI Brazil Capped	(28,373,591)	(16,763,779)
		UltraShort FTSE China 50	(18,055,811)	(7,685,065)
		UltraShort MSCI Japan	634,101	(4,523,880)
		UltraShort MSCI Mexico Capped IMI	(202,108)	(632,341)
		Short 7-10 Year Treasury	(1,572,118)	1,356,921
		Short 20+ Year Treasury	(64,810,441)	76,406,254
		Short High Yield	—	(21,672,751)
		UltraShort 3-7 Year Treasury	(202,379)	181,135
		UltraShort 7-10 Year Treasury	(20,575,415)	21,223,575
		UltraShort 20+ Year Treasury	(305,433,313)	361,974,094
		UltraShort TIPS	34,747	(86,362)
		UltraPro Short 20+ Year Treasury	(11,873,094)	12,369,978
		Ultra S&P500®	85,154,837	245,994,846
		Ultra QQQ®	50,997,765	245,299,021
		Ultra Dow30SM	18,040,565	38,583,841
		Ultra MidCap400	10,246,587	10,616,376
		Ultra Russell2000	7,909,778	25,691,543
		Ultra SmallCap600	113,639	4,332,398
		UltraPro S&P500®	9,001,251	288,619,094
		UltraPro QQQ®	278,125,376	488,818,594
		UltraPro Dow30SM	11,641,696	57,063,770
		UltraPro MidCap400	574,785	9,056,061
		UltraPro Russell2000	33,474,785	5,563,759
		Ultra Basic Materials	(2,777,139)	12,394,320
		Ultra Nasdaq Biotechnology	42,219,091	(39,110,236)
		Ultra Consumer Goods	1,285,884	654,631
		Ultra Consumer Services	465,817	3,577,313
		Ultra Financials	23,560,767	107,479,317
		Ultra Gold Miners	460,111	(4,354,077)
		Ultra Junior Miners	128,733	(2,770,984)
		Ultra Health Care	12,955,778	(5,099,233)
		Ultra Industrials	1,193,609	3,355,218
		Ultra Oil & Gas	11,380,013	(17,113,386)
		Ultra Oil & Gas Exploration & Production	(427,727)	246,442
		Ultra Real Estate	33,710,613	(25,556,436)
		Ultra S&P Regional Banking	610,746	517,186
		Ultra Semiconductors	4,810,603	8,959,061

306 :: MAY 31, 2017 :: NOTES TO FINANCIAL STATEMENTS PROSHARES TRUST

Derivatives not accounted for as hedging instruments under ASC 815	Location of Gain or (Loss) on Derivatives on the Statements of Operations	Fund	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation) on Derivatives
Equity and Bond index futures contracts/ Non-exchange traded swap agreements	Net realized gain (loss) on: Futures contracts and Non-exchange traded swap agreements; Change in net unrealized appreciation (depreciation) on: Futures contracts and Non-exchange traded swap agreements	Ultra Technology	$12,273,245	$41,670,429
		Ultra Telecommunications	85,411	(178,950)
		Ultra Utilities	(565,304)	2,393,570
		UltraPro Nasdaq Biotechnology	(1,354,230)	3,444,393
		UltraPro Financial Select Sector	1,175,713	1,991,739
		Ultra MSCI EAFE	(3,944,013)	8,917,343
		Ultra MSCI Emerging Markets	852,306	9,223,233
		Ultra FTSE Europe	(861,211)	4,154,419
		Ultra MSCI Brazil Capped	9,301,524	2,282,686
		Ultra FTSE China 50	794,405	9,055,073
		Ultra MSCI Japan	3,511,550	(388,781)
		Ultra MSCI Mexico Capped IMI	(445,548)	1,716,259
		Ultra 7-10 Year Treasury	(4,608,669)	4,458,995
		Ultra 20+ Year Treasury	1,232,923	(2,615,895)
		Ultra High Yield	(3,721)	320,161

Taxes and Distributions

Each of the Funds intends to qualify or continue to qualify as a regulated investment company and distribute substantially all of its net investment income and capital gains to shareholders. Accordingly, no provision for Federal income taxes is required in the financial statements.

As of May 31, 2017, management of the Funds has reviewed all open tax years and major jurisdictions (the last four tax year ends including the interim tax periods since then, as applicable) and concluded that there is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months.

Distributions to shareholders from net investment income and net capital gain, if any, are declared and paid at least annually. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales, 1256 mark-to-market, partnerships and passive foreign investment companies mark-to-market) do not require a reclassification. The Funds may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as a part of the dividends paid deduction for income tax purposes. While subject to management's discretion, any available tax equalization is typically applied first to short term capital gains, next to long term capital gains and then to ordinary income. To the extent distributions exceed net investment income and net realized capital gains for tax purposes, they are reported as a tax return of capital.

The Funds' tax year end is October 31st and the tax character of current year distributions and current components of accumulated earnings (deficit) will be determined at the end of the current tax year.

PROSHARES TRUST NOTES TO FINANCIAL STATEMENTS :: MAY 31, 2017 :: 307

The tax character of distributions paid for the most recent tax years ended October 31, 2016 and October 31, 2015, were as follows:

	Year Ended October 31, 2016				Year Ended October 31, 2015
Fund	Distributions paid from ordinary income	Distributions paid from net long term capital gains	Tax return of capital	Total Distributions	Distributions paid from ordinary income	Distributions paid from net long term capital gains	Tax return of capital	Total Distributions
Ultra S&P500®	$12,988,283	—	—	$12,988,283	$10,323,024	—	—	$10,323,024
Ultra QQQ®	2,165,217	—	—	2,165,217	1,226,087	—	—	1,226,087
Ultra Dow30SM	3,006,346	—	—	3,006,346	3,605,995	—	—	3,605,995
Ultra MidCap400	651,953	—	—	651,953	—	—	—	—
Ultra Russell2000	544,495	—	—	544,495	537,383	—	—	537,383
Ultra SmallCap600	17,828	—	—	17,828	—	—	—	—
UltraPro S&P500®	3,344,361	—	—	3,344,361	2,234,340	—	—	2,234,340
UltraPro QQQ®	—	—	—	—	324,826	—	—	324,826
UltraPro Dow30SM	909,216	—	—	909,216	269,801	—	—	269,801
UltraPro MidCap400	18,759	—	—	18,759	56,325	—	—	56,325
Ultra Basic Materials	366,384	—	—	366,384	225,996	—	—	225,996
Ultra Consumer Goods	137,100	—	—	137,100	110,174	—	—	110,174
Ultra Consumer Services	40,895	—	—	40,895	47,351	—	—	47,351
Ultra Financials	6,359,934	—	—	6,359,934	5,073,455	—	—	5,073,455
Ultra Health Care	1,313,489	—	—	1,313,489	295,802	—	—	295,802
Ultra Industrials	81,827	—	—	81,827	121,597	—	—	121,597
Ultra Oil & Gas	2,122,721	—	—	2,122,721	1,542,465	—	—	1,542,465
Ultra Oil & Gas Exploration & Production	749	—	$927	1,676	—	—	$551	551
Ultra Real Estate	2,079,749	$247,552	—	2,327,301	2,208,263	—	—	2,208,263
Ultra S&P Regional Banking	72,680	—	—	72,680	86,047	—	—	86,047
Ultra Semiconductors	153,238	—	—	153,238	300,498	—	—	300,498
Ultra Technology	329,604	—	—	329,604	300,322	—	—	300,322
Ultra Telecommunications	49,719	—	—	49,719	60,531	—	15,109	75,640
Ultra Utilities	303,718	—	—	303,718	613,328	—	—	613,328
UltraPro Financial Select Sector	24,801	—	—	24,801	40,033	—	—	40,033
Ultra 7-10 Year Treasury	298,597	—	—	298,597	1,055,880	—	—	1,055,880
Ultra 20+ Year Treasury	513,658	—	—	513,658	780,896	—	—	780,896
Ultra High Yield	52,855	—	—	52,855	61,066	—	—	61,066
308 :: MAY 31, 2017 :: NOTES TO FINANCIAL STATEMENTS PROSHARES TRUST

At October 31, 2016 (the Funds' most recent tax year end) the components of accumulated earnings (deficit) on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)
Short S&P500®	—	—	$(2,579,679,710)	$(125,161,488)
Short QQQ®	—	—	(410,642,770)	(26,566,734)
Short Dow30SM	—	—	(323,352,177)	(16,476,800)
Short MidCap400	—	—	(63,625,011)	(3,737,036)
Short Russell2000	—	—	(521,224,165)	(34,260,399)
Short SmallCap600	—	—	(52,262,911)	(930,349)
UltraShort S&P500®	—	—	(6,151,018,513)	(183,296,577)
UltraShort QQQ®	—	—	(2,024,894,617)	(55,290,878)
UltraShort Dow30SM	—	—	(953,380,908)	(28,257,170)
UltraShort MidCap400	—	—	(134,563,424)	(1,505,303)
UltraShort Russell2000	—	—	(1,147,541,165)	(37,605,678)
UltraShort SmallCap600	—	—	(54,241,116)	(321,651)
UltraPro Short S&P500®	—	—	(1,493,461,134)	(103,252,036)
UltraPro Short QQQ®	—	—	(666,324,685)	(95,169,531)
UltraPro Short Dow30SM	—	—	(215,941,105)	(17,579,665)
UltraPro Short MidCap400	—	—	(23,724,783)	(1,745,126)
UltraPro Short Russell2000	—	—	(179,903,054)	(14,816,281)
Short Basic Materials	—	—	(6,769,109)	(581,763)
Short Financials	—	—	(150,238,359)	(4,619,858)
Short Oil & Gas	—	—	(8,190,022)	(1,149,991)
Short Real Estate	—	—	(22,261,793)	(6,729,111)
Short S&P Regional Banking	—	—	(11,843,865)	(495,666)
UltraShort Basic Materials	—	—	(282,385,005)	(5,963,030)
UltraShort Nasdaq Biotechnology	—	—	(29,084,361)	6,477,871
UltraShort Consumer Goods	—	—	(23,959,187)	(191,653)
UltraShort Consumer Services	—	—	(99,174,743)	16,903
UltraShort Financials	—	—	(1,556,185,549)	(12,507,720)
UltraShort Gold Miners	—	—	(148,583)	267,069
UltraShort Health Care	—	—	(21,654,656)	429,039
UltraShort Industrials	—	—	(53,224,235)	(488,931)
UltraShort Oil & Gas	—	—	(293,932,202)	(3,833,937)
UltraShort Oil & Gas Exploration & Production	—	—	(9,576)	(573,584)
UltraShort Real Estate	—	—	(3,388,342,819)	(9,706,284)
UltraShort Semiconductors	—	—	(78,370,984)	(1,025,345)
UltraShort Technology	—	—	(75,771,333)	(837,789)
UltraShort Utilities	—	—	(17,955,852)	(1,136,124)
UltraPro Short Nasdaq Biotechnology	—	—	—	2,973,907
UltraPro Short Financial Select Sector	—	—	(6,134,077)	277,784
Short MSCI EAFE	—	—	(147,483,985)	(11,265,036)
Short MSCI Emerging Markets	—	—	(234,636,648)	(32,978,594)
Short FTSE China 50	—	—	(10,463,213)	41,382
UltraShort MSCI EAFE	—	—	(95,061,910)	(955,165)
UltraShort MSCI Emerging Markets	—	—	(702,823,206)	(24,692,284)
UltraShort FTSE Europe	—	—	(230,590,996)	1,071,455
UltraShort MSCI Brazil Capped	—	—	(33,240,562)	(15,843,443)
UltraShort FTSE China 50	—	—	(776,701,057)	2,305,442
UltraShort MSCI Japan	—	—	(30,187,942)	(3,635,312)
UltraShort MSCI Mexico Capped IMI	—	—	(13,217,590)	(292,236)

PROSHARES TRUST NOTES TO FINANCIAL STATEMENTS :: MAY 31, 2017 :: 309

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)
Short 7-10 Year Treasury	—	—	$(10,747,753)	$45,896
Short 20+ Year Treasury	—	—	(770,828,419)	3,066,796
Short High Yield	—	—	(9,198,005)	(30,934,854)
UltraShort 3-7 Year Treasury	—	—	(1,466,422)	(353)
UltraShort 7-10 Year Treasury	—	—	(319,029,092)	481,475
UltraShort 20+ Year Treasury	—	—	(6,484,674,331)	16,839,098
UltraShort TIPS	—	—	(1,204,623)	(107,819)
UltraPro Short 20+ Year Treasury	—	—	(110,499,005)	917,201
Ultra S&P500®	—	—	—	74,827,086
Ultra QQQ®	—	—	(2,811,232)	72,051,407
Ultra Dow30SM	—	—	(100,222,610)	(3,085,996)
Ultra MidCap400	—	—	(178,507,152)	(795,795)
Ultra Russell2000	—	—	(217,586,610)	(1,301,916)
Ultra SmallCap600	—	—	—	1,180,125
UltraPro S&P500®	—	—	—	236,182,982
UltraPro QQQ®	—	—	(1,578,975)	543,551,413
UltraPro Dow30SM	—	—	—	50,983,770
UltraPro MidCap400	—	—	(8,234)	8,768,320
UltraPro Russell2000	—	—	(190,419)	36,022,133
Ultra Basic Materials	—	—	(2,454,145)	877,115
Ultra Nasdaq Biotechnology	—	—	(13,215,515)	(210,526,492)
Ultra Consumer Goods	—	—	—	1,688,864
Ultra Consumer Services	—	—	—	196,162
Ultra Financials	—	—	(1,455,716,615)	15,853,314
Ultra Gold Miners	—	—	(862,871)	439,440
Ultra Junior Miners	—	—	(48,953)	(1,492,177)
Ultra Health Care	$14,698	—	(1,065,689)	12,926,667
Ultra Industrials	—	—	—	1,672,404
Ultra Oil & Gas	—	—	(40,732,449)	(24,080,328)
Ultra Oil & Gas Exploration & Production	—	—	(827,691)	(739,031)
Ultra Real Estate	—	—	—	60,374,390
Ultra S&P Regional Banking	1,914	—	(1,480,685)	729,322
Ultra Semiconductors	—	—	(741,407)	5,212,012
Ultra Technology	—	—	—	38,069,688
Ultra Telecommunications	—	—	—	372,350
Ultra Utilities	—	—	(2,266,830)	(207,577)
UltraPro Nasdaq Biotechnology	—	—	(25,549,460)	(25,039,163)
UltraPro Financial Select Sector	—	—	(442,178)	3,331,801
Ultra MSCI EAFE	—	—	(6,605,897)	(3,800,393)
Ultra MSCI Emerging Markets	—	—	(8,557,324)	(2,398,923)
Ultra FTSE Europe	—	—	(1,803,966)	(978,258)
Ultra MSCI Brazil Capped	—	—	(18,326,528)	14,432,591
Ultra FTSE China 50	—	—	(5,559,985)	(2,386,763)
Ultra MSCI Japan	—	—	(77,810)	3,880,069
Ultra MSCI Mexico Capped IMI	—	—	(1,435,039)	(759,990)
Ultra 7-10 Year Treasury	20,477	—	(127,858,268)	(551,537)
Ultra 20+ Year Treasury	—	—	—	(3,218,252)
Ultra High Yield	2,095	—	(251,021)	6,506

310 :: MAY 31, 2017 :: NOTES TO FINANCIAL STATEMENTS PROSHARES TRUST

Temporary differences are generally due to differing book and tax treatments for the timing of the recognition of gains and losses on certain investment transactions and the timing and the deductibility of certain expenses. Permanent differences, primarily due to gain (loss) on in-kind redemptions, designation of tax distributions as a return of capital, utilization of earnings and profits distributed to the shareholders on redemption of shares and nondeductible expenses resulted in the following reclassifications, as of October 31, 2016 (the Funds' most recent tax year end), among the Funds' components of net assets:

Fund	Accumulated undistributed net investment income (loss)	Accumulated net realized gain (loss) on investments	Paid in capital
Short S&P500®	$13,705,516	—	$(13,705,516)
Short QQQ®	2,047,163	—	(2,047,163)
Short Dow30SM	2,574,961	—	(2,574,961)
Short MidCap400	216,169	—	(216,169)
Short Russell2000	3,561,384	—	(3,561,384)
Short SmallCap600	137,720	—	(137,720)
UltraShort S&P500®	11,308,106	—	(11,308,106)
UltraShort QQQ®	3,011,142	—	(3,011,142)
UltraShort Dow30SM	1,914,863	—	(1,914,863)
UltraShort MidCap400	71,368	—	(71,368)
UltraShort Russell2000	1,591,725	—	(1,591,725)
UltraShort SmallCap600	40,640	—	(40,640)
UltraPro Short S&P500®	4,288,378	—	(4,288,378)
UltraPro Short QQQ®	2,799,902	—	(2,799,902)
UltraPro Short Dow30SM	1,095,860	—	(1,095,860)
UltraPro Short MidCap400	49,876	—	(49,876)
UltraPro Short Russell2000	649,998	—	(649,998)
Short Basic Materials	11,642	—	(11,642)
Short Financials	199,763	—	(199,763)
Short Oil & Gas	66,883	—	(66,883)
Short Real Estate	390,069	—	(390,069)
Short S&P Regional Banking	11,555	—	(11,555)
UltraShort Basic Materials	142,610	—	(142,610)
UltraShort Nasdaq Biotechnology	970,745	—	(970,745)
UltraShort Consumer Goods	21,653	—	(21,653)
UltraShort Consumer Services	32,575	—	(32,575)
UltraShort Financials	489,170	—	(489,170)
UltraShort Gold Miners	2,226	—	(2,226)
UltraShort Health Care	25,426	—	(25,426)
UltraShort Industrials	45,587	—	(45,587)
UltraShort Oil & Gas	438,000	—	(438,000)
UltraShort Oil & Gas Exploration & Production	14,049	$(822,388)	808,339
UltraShort Real Estate	281,071	—	(281,071)
UltraShort Semiconductors	35,343	—	(35,343)
UltraShort Technology	65,903	—	(65,903)
UltraShort Utilities	58,071	—	(58,071)
UltraPro Short Nasdaq Biotechnology	93,899	(2,617,331)	2,523,432
UltraPro Short Financial Select Sector	38,951	—	(38,951)
Short MSCI EAFE	676,542	—	(676,542)
Short MSCI Emerging Markets	3,123,851	—	(3,123,851)
Short FTSE China 50	71,075	—	(71,075)
UltraShort MSCI EAFE	48,998	—	(48,998)
UltraShort MSCI Emerging Markets	478,456	—	(478,456)
UltraShort FTSE Europe	335,289	—	(335,289)

PROSHARES TRUST NOTES TO FINANCIAL STATEMENTS :: MAY 31, 2017 :: 311

Fund	Accumulated undistributed net investment income (loss)	Accumulated net realized gain (loss) on investments	Paid in capital
UltraShort MSCI Brazil Capped	$245,981	—	$(245,981)
UltraShort FTSE China 50	511,895	—	(511,895)
UltraShort MSCI Japan	117,562	—	(117,562)
UltraShort MSCI Mexico Capped IMI	11,197	—	(11,197)
Short 7-10 Year Treasury	378,484	—	(378,484)
Short 20+ Year Treasury	8,282,250	—	(8,282,250)
Short High Yield	844,328	—	(844,328)
UltraShort 3-7 Year Treasury	29,029	—	(29,029)
UltraShort 7-10 Year Treasury	1,996,637	$5,030,158	(7,026,795)
UltraShort 20+ Year Treasury	25,489,591	—	(25,489,591)
UltraShort TIPS	75,710	—	(75,710)
UltraPro Short 20+ Year Treasury	934,793	—	(934,793)
Ultra S&P500®	(748,914)	(88,578,998)	89,327,912
Ultra QQQ®	1,079,142	(61,371,087)	60,291,945
Ultra Dow30SM	35,994	(11,724,105)	11,688,111
Ultra MidCap400	28,558	(5,502,705)	5,474,147
Ultra Russell2000	169,012	(8,794,495)	8,625,483
Ultra SmallCap600	10,318	(4,742,819)	4,732,501
UltraPro S&P500®	(239,167)	(41,078,848)	41,318,015
UltraPro QQQ®	2,202,137	(125,826,386)	123,624,249
UltraPro Dow30SM	(381,909)	(19,669,453)	20,051,362
UltraPro MidCap400	4,588	(191,029)	186,441
UltraPro Russell2000	(61,447)	(7,982,314)	8,043,761
Ultra Basic Materials	(109,134)	(576,637)	685,771
Ultra Nasdaq Biotechnology	6,007,780	(14,461,254)	8,453,474
Ultra Consumer Goods	(30,358)	(3,186,880)	3,217,238
Ultra Consumer Services	(8,234)	(5,043,898)	5,052,132
Ultra Financials	82,146	451,284,398	(451,366,544)
Ultra Gold Miners	9,414	(795,679)	786,265
Ultra Junior Miners	13,807	(2,927,784)	2,913,977
Ultra Health Care	117,208	(18,470,618)	18,353,410
Ultra Industrials	(38,500)	(3,556,909)	3,595,409
Ultra Oil & Gas	120,471	(10,067,367)	9,946,896
Ultra Real Estate	247,552	(42,154,857)	41,907,305
Ultra S&P Regional Banking	—	65,523	(65,523)
Ultra Semiconductors	(19,480)	(2,052,601)	2,072,081
Ultra Technology	40,711	(22,354,459)	22,313,748
Ultra Telecommunications	16,036	(617,467)	601,431
Ultra Utilities	2,290	42,656	(44,946)
UltraPro Nasdaq Biotechnology	122,092	(2,287,898)	2,165,806
UltraPro Financial Select Sector	(23,056)	3,486	19,570
Ultra MSCI EAFE	151,151	—	(151,151)
Ultra MSCI Emerging Markets	256,745	—	(256,745)
Ultra FTSE Europe	284,012	—	(284,012)
Ultra MSCI Brazil Capped	56,096	—	(56,096)
Ultra FTSE China 50	450,550	—	(450,550)
Ultra MSCI Japan	198,186	(3,877,301)	3,679,115
Ultra MSCI Mexico Capped IMI	39,834	—	(39,834)
Ultra 7-10 Year Treasury	—	(866,970)	866,970
Ultra 20+ Year Treasury	(182,776)	(11,440,106)	11,622,882

312 :: MAY 31, 2017 :: NOTES TO FINANCIAL STATEMENTS PROSHARES TRUST

As of October 31, 2016 (the Funds' most recent tax year end), the Funds had capital loss carry forwards ("CLCFs") available to offset future realized gains, if any, to the extent provided for by regulations and to thereby reduce the amount of future taxable capital gain distributions. Under current tax law, CLCFs retain their character as either short-term or long-term capital losses, are not subject to expiration, and must be utilized prior to certain, older CLCFs, which are treated as short-term capital losses regardless of whether the originating capital loss was short-term or long-term and do carry an expiration date.

At October 31, 2016, (the Funds' most recent tax year end), the following Funds had available CLCFs:

	Expiring October 31, 2017	Expiring October 31, 2018	Expiring October 31, 2019	No Expiration Date	Total
Short S&P500®	$275,479,255	$396,002,468	$299,866,646	$1,594,982,953	$2,566,331,322
Short QQQ®	46,413,351	59,184,627	61,405,117	241,375,639	408,378,734
Short Dow30SM	27,666,267	74,285,143	36,036,617	183,400,750	321,388,777
Short MidCap400	14,091,075	16,663,813	4,855,600	27,845,124	63,455,612
Short Russell2000	30,602,995	85,827,210	47,621,957	354,508,823	518,560,985
Short SmallCap600	10,910,309	9,744,816	2,717,874	28,814,996	52,187,995
UltraShort S&P500®	954,224,900	1,614,347,476	880,883,563	2,691,539,347	6,140,995,286
UltraShort QQQ®	344,027,075	546,154,861	344,692,522	787,841,761	2,022,716,219
UltraShort Dow30SM	211,568,661	278,053,840	125,976,993	336,467,554	952,067,048
UltraShort MidCap400	62,058,079	19,240,979	11,668,164	41,545,864	134,513,086
UltraShort Russell2000	197,617,837	371,431,305	109,741,367	467,666,098	1,146,456,607
UltraShort SmallCap600	10,418,599	18,395,839	6,372,373	19,029,145	54,215,956
UltraPro Short S&P500®	21,450,893	80,591,829	146,815,109	1,240,747,620	1,489,605,451
UltraPro Short QQQ®	—	13,723,268	33,201,124	616,547,151	663,471,543
UltraPro Short Dow30SM	—	9,009,922	4,829,732	201,050,471	214,890,125
UltraPro Short MidCap400	—	2,821,723	1,324,062	19,552,844	23,698,629
UltraPro Short Russell2000	—	13,054,940	5,215,974	161,172,142	179,443,056
Short Basic Materials	—	429,630	—	6,273,711	6,703,341
Short Financials	46,207,656	34,680,899	—	69,114,759	150,003,314
Short Oil & Gas	1,584,332	2,720,603	2,060,582	1,771,176	8,136,693
Short Real Estate	—	3,968,005	433,111	17,714,341	22,115,457
Short S&P Regional Banking	—	475,909	8,353,085	3,002,400	11,831,394
UltraShort Basic Materials	99,100,007	110,459,179	3,390,037	69,337,648	282,286,871
UltraShort Nasdaq Biotechnology	—	416,580	—	28,139,409	28,555,989
UltraShort Consumer Goods	680,668	14,284,380	2,851,138	6,128,119	23,944,305
UltraShort Consumer Services	37,806,587	34,794,753	9,718,804	16,837,877	99,158,021
UltraShort Financials	884,851,934	249,724,456	—	421,266,370	1,555,842,760
UltraShort Gold Miners	—	—	—	130,508	130,508
UltraShort Health Care	10,002,522	2,787,142	767,590	8,076,357	21,633,611
UltraShort Industrials	17,061,076	21,300,428	—	14,836,323	53,197,827
UltraShort Oil & Gas	72,588,775	103,023,193	31,249,573	86,813,234	293,674,775
UltraShort Real Estate	2,597,807,224	530,523,856	76,086,424	183,732,490	3,388,149,994
UltraShort Semiconductors	28,767,489	21,740,228	7,733,357	20,105,662	78,346,736
UltraShort Technology	38,866,512	17,058,910	4,601,521	15,213,725	75,740,668
UltraShort Utilities	7,484,152	3,786,581	1,225,902	5,426,679	17,923,314
UltraPro Short Financial Select Sector	—	—	—	6,116,493	6,116,493
Short MSCI EAFE	32,745,434	18,597,569	312,450	95,316,300	146,971,753
Short MSCI Emerging Markets	39,141,253	71,205,636	17,217,308	105,369,516	232,933,713
Short FTSE China 50	—	1,040,187	—	9,350,155	10,390,342
UltraShort MSCI EAFE	67,426,453	7,928,513	3,521,302	16,139,331	95,015,599
UltraShort MSCI Emerging Markets	520,833,289	59,526,996	9,114,905	113,037,743	702,512,933
UltraShort FTSE Europe	3,795,429	34,453,744	9,069,132	182,970,322	230,288,627

PROSHARES TRUST NOTES TO FINANCIAL STATEMENTS :: MAY 31, 2017 :: 313

	Expiring October 31, 2017	Expiring October 31, 2018	Expiring October 31, 2019	No Expiration Date	Total
UltraShort MSCI Brazil Capped	—	$3,153,137	—	$29,879,348	$33,032,485
UltraShort FTSE China 50	$431,145,308	131,146,062	—	214,039,570	776,330,940
UltraShort MSCI Japan	3,844,289	6,349,708	$5,554,931	14,344,593	30,093,521
UltraShort MSCI Mexico Capped IMI	6,041,732	5,186,144	166,558	1,815,836	13,210,270
Short 7-10 Year Treasury	—	—	—	10,576,598	10,576,598
Short 20+ Year Treasury	228,972	56,583,949	84,404,610	625,985,254	767,202,785
Short High Yield	—	—	—	8,007,324	8,007,324
UltraShort 3-7 Year Treasury	—	—	—	1,450,902	1,450,902
UltraShort 7-10 Year Treasury	249,611	28,917,167	143,647,522	145,379,529	318,193,829
UltraShort 20+ Year Treasury	—	664,186,865	665,676,662	5,144,238,347	6,474,101,874
UltraShort TIPS	—	—	—	1,196,761	1,196,761
UltraPro Short 20+ Year Treasury	—	—	—	110,055,891	110,055,891
Ultra QQQ®	2,811,232	—	—	—	2,811,232
Ultra Dow30SM	100,222,610	—	—	—	100,222,610
Ultra MidCap400	—	—	—	178,507,152	178,507,152
Ultra Russell2000	5,956,450	—	—	211,630,160	217,586,610
Ultra Basic Materials	—	—	—	2,454,145	2,454,145
Ultra Nasdaq Biotechnology	—	—	—	10,897,643	10,897,643
Ultra Financials	1,407,263,015	—	48,453,600	—	1,455,716,615
Ultra Gold Miners	—	—	—	786,011	786,011
Ultra Oil & Gas	—	—	—	40,732,449	40,732,449
Ultra Oil & Gas Exploration & Production	—	—	—	827,691	827,691
Ultra S&P Regional Banking	—	—	—	1,480,685	1,480,685
Ultra Semiconductors	741,407	—	—	—	741,407
Ultra Utilities	2,266,830	—	—	—	2,266,830
UltraPro Nasdaq Biotechnology	—	—	—	25,370,278	25,370,278
UltraPro Financial Select Sector	—	—	—	442,178	442,178
Ultra MSCI EAFE	—	—	—	6,367,401	6,367,401
Ultra MSCI Emerging Markets	—	—	—	8,417,231	8,417,231
Ultra FTSE Europe	—	—	—	1,717,540	1,717,540
Ultra MSCI Brazil Capped	—	542,934	628,038	17,032,852	18,203,824
Ultra FTSE China 50	—	173,812	—	5,227,685	5,401,497
Ultra MSCI Mexico Capped IMI	—	—	77,432	1,334,646	1,412,078
Ultra 7-10 Year Treasury	—	—	—	127,858,268	127,858,268
Ultra High Yield	—	—	—	251,021	251,021

At October 31, 2016, (the Funds' most recent tax year end), the following Funds utilized CLCFs and/or elected to defer late-year ordinary losses to November 1, 2016:

Fund	Capital Loss Utilized	Ordinary Late Year Loss Deferrals
Short S&P500®	—	$13,348,388
Short QQQ®	—	2,264,036
Short Dow30SM	—	1,963,400
Short MidCap400	—	169,399
Short Russell2000	—	2,663,180
Short SmallCap600	—	74,916
UltraShort S&P500®	—	10,023,227
UltraShort QQQ®	—	2,178,398

314 :: MAY 31, 2017 :: NOTES TO FINANCIAL STATEMENTS PROSHARES TRUST

Fund	Capital Loss Utilized	Ordinary Late Year Loss Deferrals
UltraShort Dow30SM	—	$1,313,860
UltraShort MidCap400	—	50,338
UltraShort Russell2000	—	1,084,558
UltraShort SmallCap600	—	25,160
UltraPro Short S&P500®	—	3,855,683
UltraPro Short QQQ®	—	2,853,142
UltraPro Short Dow30SM	—	1,050,980
UltraPro Short MidCap400	—	26,154
UltraPro Short Russell2000	—	459,998
Short Basic Materials	—	65,768
Short Financials	—	235,045
Short Oil & Gas	$945,158	53,329
Short Real Estate	—	146,336
Short S&P Regional Banking	—	12,471
UltraShort Basic Materials	—	98,134
UltraShort Nasdaq Biotechnology	—	528,372
UltraShort Consumer Goods	—	14,882
UltraShort Consumer Services	—	16,722
UltraShort Financials	—	342,789
UltraShort Gold Miners	—	18,075
UltraShort Health Care	—	21,045
UltraShort Industrials	—	26,408
UltraShort Oil & Gas	—	257,427
UltraShort Oil & Gas Exploration & Production	342,681	9,576
UltraShort Real Estate	—	192,825
UltraShort Semiconductors	—	24,248
UltraShort Technology	—	30,665
UltraShort Utilities	—	32,538
UltraPro Short Nasdaq Biotechnology	1,388,786	—
UltraPro Short Financial Select Sector	—	17,584
Short MSCI EAFE	—	512,232
Short MSCI Emerging Markets	—	1,702,935
Short FTSE China 50	—	72,871
UltraShort MSCI EAFE	—	46,311
UltraShort MSCI Emerging Markets	—	310,273
UltraShort FTSE Europe	—	302,369
UltraShort MSCI Brazil Capped	—	208,077
UltraShort FTSE China 50	—	370,117
UltraShort MSCI Japan	—	94,421
UltraShort MSCI Mexico Capped IMI	314,385	7,320
Short 7-10 Year Treasury	—	171,155
Short 20+ Year Treasury	—	3,625,634
Short High Yield	7,965,574	1,190,681
UltraShort 3-7 Year Treasury	—	15,520
UltraShort 7-10 Year Treasury	—	835,263
UltraShort 20+ Year Treasury	—	10,572,457
UltraShort TIPS	292,397	7,862
UltraPro Short 20+ Year Treasury	—	443,114
Ultra QQQ®	4,600,830	—
Ultra Dow30SM	33,556,896	—

PROSHARES TRUST NOTES TO FINANCIAL STATEMENTS :: MAY 31, 2017 :: 315

Fund	Capital Loss Utilized	Ordinary Late Year Loss Deferrals
Ultra SmallCap600	$867,190	—
UltraPro QQQ®	—	$1,578,975
UltraPro Dow30SM	1,435,832	—
UltraPro MidCap400	1,891,187	8,234
UltraPro Russell2000	—	190,419
Ultra Basic Materials	1,609,359	—
Ultra Nasdaq Biotechnology	185,647,344	2,317,872
Ultra Consumer Services	373,817	—
Ultra Financials	100,808,978	—
Ultra Gold Miners	56,824	76,860
Ultra Junior Miners	1,027,140	48,953
Ultra Health Care	9,711,028	1,065,689
Ultra Industrials	860,259	—
Ultra Semiconductors	812,943	—
Ultra Technology	7,027,169	—
Ultra Telecommunications	385,489	—
Ultra Utilities	4,002,730	—
UltraPro Nasdaq Biotechnology	—	179,182
Ultra MSCI EAFE	—	238,496
Ultra MSCI Emerging Markets	—	140,093
Ultra FTSE Europe	—	86,426
Ultra MSCI Brazil Capped	—	122,704
Ultra FTSE China 50	1,590,598	158,488
Ultra MSCI Japan	117,116	77,810
Ultra MSCI Mexico Capped IMI	—	22,961
Ultra 7-10 Year Treasury	35,437	—
Ultra 20+ Year Treasury	2,333,415	—

3. Investment Transactions, Income and Expense Allocations

Throughout the reporting period, investment transactions are generally accounted for no later than one business day following the trade date. For financial reporting purposes, investment transactions on the last business day of the reporting period are accounted for on the trade date.

Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premium or discount. Dividend income is recorded on the ex-dividend date except for certain foreign dividends that may be recorded as soon as such information becomes available. Gains or losses realized on sales of securities are determined using the specific identification method by comparing the identified cost of the security lot sold with the net sales proceeds.

Expenses directly attributable to a Fund are charged to that Fund, while expenses which are attributable to more than one Fund or jointly with an affiliate, are allocated among the respective Funds and/or affiliates based upon relative net assets or another reasonable basis.

4. Advisory and Management Service Fees and Transactions with Affiliates

The Advisor serves as the investment adviser to each Fund pursuant to an Investment Advisory Agreement. The Advisor is responsible for developing, implementing, and supervising each Fund's investment program. The Advisor manages the investment and the reinvestment of the assets of the Funds, in accordance with the investment objectives, policies, and limitations of each Fund, subject to the general supervision and control of the Trustees and officers of the Trust. For its investment advisory services, each Fund pays the Advisor a monthly fee, accrued daily at an annualized rate based on its average daily net assets. Pursuant to a separate Management Services Agreement, the Advisor performs certain administrative services on behalf of the Funds, such as negotiating, coordinating and implementing the Trust's contractual obligations with the Funds' service providers; monitoring, overseeing and reviewing the performance of such service providers to ensure adherence to applicable contractual obligations; and preparing or coordinating reports and presentations to the Board of Trustees with respect to such service providers. For these and other services, each Fund pays the Advisor monthly management services fees, accrued daily at an annualized rate based on its average daily net assets.

The Advisor has contractually agreed to waive advisory and management services fees, and if necessary, reimburse certain other expenses, in order to limit the annual operating expenses of each Fund. These expense limitations remain in effect until the dates specified in the table below, after which they may be terminated or revised.

316 :: MAY 31, 2017 :: NOTES TO FINANCIAL STATEMENTS PROSHARES TRUST

For the year ended May 31, 2017, advisory and management services fees, waivers, reimbursements, and expense limitations were as follows:

Fund	Investment Advisory Fee Rate*	Management Services Fee Rate	Advisory Fees Waived	Management Services Fees Waived	Expense Reimbursements	Expense Limitation	Expense Limitation Effective Through
Short S&P500®	0.75%	0.10%	—	—	—	0.95%	September 30, 2017
Short QQQ®	0.75	0.10	$259,476	—	—	0.95	September 30, 2017
Short Dow30SM	0.75	0.10	81,759	—	—	0.95	September 30, 2017
Short MidCap400	0.75	0.10	59,090	—	—	0.95	September 30, 2017
Short Russell2000	0.75	0.10	277,829	—	—	0.95	September 30, 2017
Short SmallCap600	0.75	0.10	60,876	—	—	0.95	September 30, 2017
UltraShort S&P500®	0.75	0.10	—	—	—	0.95	September 30, 2017
UltraShort QQQ®	0.75	0.10	266,388	—	—	0.95	September 30, 2017
UltraShort Dow30SM	0.75	0.10	81,584	—	—	0.95	September 30, 2017
UltraShort MidCap400	0.75	0.10	53,218	$7,096	$9,032	0.95	September 30, 2017
UltraShort Russell2000	0.75	0.10	161,124	—	—	0.95	September 30, 2017
UltraShort SmallCap600	0.75	0.10	22,482	2,997	42,724	0.95	September 30, 2017
UltraPro Short S&P500®	0.75	0.10	—	—	—	0.95	September 30, 2017
UltraPro Short QQQ®	0.75	0.10	362,186	—	—	0.95	September 30, 2017
UltraPro Short Dow30SM	0.75	0.10	44,929	—	—	0.95	September 30, 2017
UltraPro Short MidCap400	0.75	0.10	28,914	3,855	37,263	0.95	September 30, 2017
UltraPro Short Russell2000	0.75	0.10	110,180	—	—	0.95	September 30, 2017
Short Basic Materials	0.75	0.10	32,955	4,394	38,191	0.95	September 30, 2017
Short Financials	0.75	0.10	65,869	—	—	0.95	September 30, 2017
Short Oil & Gas	0.75	0.10	38,619	5,149	26,618	0.95	September 30, 2017
Short Real Estate	0.75	0.10	66,666	—	—	0.95	September 30, 2017
Short S&P Regional Banking	0.75	0.10	14,532	1,938	54,999	0.95	September 30, 2017
UltraShort Basic Materials	0.75	0.10	72,503	—	—	0.95	September 30, 2017
UltraShort Nasdaq Biotechnology	0.75	0.10	100,241	—	—	0.95	September 30, 2017
UltraShort Consumer Goods	0.75	0.10	19,707	2,628	49,206	0.95	September 30, 2017
UltraShort Consumer Services	0.75	0.10	16,506	2,201	53,808	0.95	September 30, 2017
UltraShort Financials	0.75	0.10	73,353	—	—	0.95	September 30, 2017
UltraShort Gold Miners	0.75	0.10	27,037	3,605	35,243	0.95	September 30, 2017
UltraShort Health Care	0.75	0.10	20,790	2,772	46,894	0.95	September 30, 2017
UltraShort Industrials	0.75	0.10	27,896	3,719	37,658	0.95	September 30, 2017
UltraShort Oil & Gas	0.75	0.10	67,901	—	—	0.95	September 30, 2017
UltraShort Oil & Gas Exploration & Production	0.75	0.10	7,098	946	53,185	0.95	September 30, 2017
UltraShort Real Estate	0.75	0.10	84,725	—	—	0.95	September 30, 2017
UltraShort Semiconductors	0.75	0.10	37,505	5,001	26,302	0.95	September 30, 2017
UltraShort Technology	0.75	0.10	29,191	3,892	38,265	0.95	September 30, 2017
UltraShort Utilities	0.75	0.10	65,494	1,871	—	0.95	September 30, 2017
UltraPro Short Nasdaq Biotechnology	0.75	0.10	56,953	5,223	—	0.95	September 30, 2017
UltraPro Short Financial Select Sector	0.75	0.10	14,767	1,969	62,749	0.95	September 30, 2017
Short MSCI EAFE	0.75	0.10	77,935	—	—	0.95	September 30, 2017
Short MSCI Emerging Markets	0.75	0.10	65,333	—	—	0.95	September 30, 2017
Short FTSE China 50	0.75	0.10	71,901	—	—	0.95	September 30, 2017
UltraShort MSCI EAFE	0.75	0.10	43,387	5,785	18,060	0.95	September 30, 2017
UltraShort MSCI Emerging Markets	0.75	0.10	70,183	—	—	0.95	September 30, 2017
UltraShort FTSE Europe	0.75	0.10	65,694	—	—	0.95	September 30, 2017
UltraShort MSCI Brazil Capped	0.75	0.10	67,725	—	—	0.95	September 30, 2017

PROSHARES TRUST NOTES TO FINANCIAL STATEMENTS :: MAY 31, 2017 :: 317

Fund	Investment Advisory Fee Rate*	Management Services Fee Rate	Advisory Fees Waived	Management Services Fees Waived	Expense Reimbursements	Expense Limitation	Expense Limitation Effective Through
UltraShort FTSE China 50	0.75%	0.10%	$99,838	—	—	0.95%	September 30, 2017
UltraShort MSCI Japan	0.75	0.10	64,956	—	—	0.95	September 30, 2017
UltraShort MSCI Mexico Capped IMI	0.75	0.10	10,829	$1,444	$54,785	0.95	September 30, 2017
Short 7-10 Year Treasury	0.75	0.10	50,348	—	—	0.95	September 30, 2017
Short 20+ Year Treasury	0.75	0.10	—	—	—	0.95	September 30, 2017
Short High Yield	0.75	0.10	62,102	—	—	0.95	September 30, 2017
UltraShort 3-7 Year Treasury	0.75	0.10	19,954	2,661	43,376	0.95	September 30, 2017
UltraShort 7-10 Year Treasury	0.75	0.10	23,921	—	—	0.95	September 30, 2017
UltraShort 20+ Year Treasury	0.75	0.10	—	—	—	0.95	September 30, 2017
UltraShort TIPS	0.75	0.10	9,334	1,245	57,078	0.95	September 30, 2017
UltraPro Short 20+ Year Treasury	0.75	0.10	36,801	—	—	0.95	September 30, 2017
Ultra S&P500®	0.75	0.10	—	—	—	0.95	September 30, 2017
Ultra QQQ®	0.75	0.10	494,368	—	—	0.95	September 30, 2017
Ultra Dow30SM	0.75	0.10	84,007	—	—	0.95	September 30, 2017
Ultra MidCap400	0.75	0.10	99,369	—	—	0.95	September 30, 2017
Ultra Russell2000	0.75	0.10	624,307	—	—	0.95	September 30, 2017
Ultra SmallCap600	0.75	0.10	120,454	—	—	0.95	September 30, 2017
UltraPro S&P500®	0.75	0.10	—	—	—	0.95	September 30, 2017
UltraPro QQQ®	0.75	0.10	563,995	—	—	0.95	September 30, 2017
UltraPro Dow30SM	0.75	0.10	107,650	—	—	0.95	September 30, 2017
UltraPro MidCap400	0.75	0.10	99,370	—	—	0.95	September 30, 2017
UltraPro Russell2000	0.75	0.10	710,485	—	—	0.95	September 30, 2017
Ultra Basic Materials	0.75	0.10	96,766	—	—	0.95	September 30, 2017
Ultra Nasdaq Biotechnology	0.75	0.10	397,855	—	—	0.95	September 30, 2017
Ultra Consumer Goods	0.75	0.10	99,603	8,403	—	0.95	September 30, 2017
Ultra Consumer Services	0.75	0.10	106,398	—	—	0.95	September 30, 2017
Ultra Financials	0.75	0.10	26,564	—	—	0.95	September 30, 2017
Ultra Gold Miners	0.75	0.10	97,523	—	—	0.95	September 30, 2017
Ultra Junior Miners	0.75	0.10	59,480	7,931	74,113	0.95	September 30, 2017
Ultra Health Care	0.75	0.10	108,967	—	—	0.95	September 30, 2017
Ultra Industrials	0.75	0.10	110,073	—	—	0.95	September 30, 2017
Ultra Oil & Gas	0.75	0.10	133,943	—	—	0.95	September 30, 2017
Ultra Oil & Gas Exploration & Production	0.75	0.10	10,922	1,453	81,319	0.95	September 30, 2017
Ultra Real Estate	0.75	0.10	110,253	—	—	0.95	September 30, 2017
Ultra S&P Regional Banking	0.75	0.10	69,771	9,303	25,242	0.95	September 30, 2017
Ultra Semiconductors	0.75	0.10	92,833	—	—	0.95	September 30, 2017
Ultra Technology	0.75	0.10	112,221	—	—	0.95	September 30, 2017
Ultra Telecommunications	0.75	0.10	55,019	7,336	40,234	0.95	September 30, 2017
Ultra Utilities	0.75	0.10	104,331	—	—	0.95	September 30, 2017
UltraPro Nasdaq Biotechnology	0.75	0.10	146,810	—	—	0.95	September 30, 2017
UltraPro Financial Select Sector	0.75	0.10	119,082	7,340	—	0.95	September 30, 2017
Ultra MSCI EAFE	0.75	0.10	61,740	—	—	0.95	September 30, 2017
Ultra MSCI Emerging Markets	0.75	0.10	62,544	—	—	0.95	September 30, 2017
Ultra FTSE Europe	0.75	0.10	63,589	—	—	0.95	September 30, 2017
Ultra MSCI Brazil Capped	0.75	0.10	62,848	—	—	0.95	September 30, 2017
Ultra FTSE China 50	0.75	0.10	73,827	—	—	0.95	September 30, 2017
Ultra MSCI Japan	0.75	0.10	62,707	—	—	0.95	September 30, 2017
Ultra MSCI Mexico Capped IMI	0.75	0.10	38,747	5,166	22,605	0.95	September 30, 2017
318 :: MAY 31, 2017 :: NOTES TO FINANCIAL STATEMENTS PROSHARES TRUST

Fund	Investment Advisory Fee Rate*	Management Services Fee Rate	Advisory Fees Waived	Management Services Fees Waived	Expense Reimbursements	Expense Limitation	Expense Limitation Effective Through
Ultra 7-10 Year Treasury	0.75%	0.10%	$82,389	—	—	0.95%	September 30, 2017
Ultra 20+ Year Treasury	0.75	0.10	89,075	—	—	0.95	September 30, 2017
Ultra High Yield	0.75	0.10	17,094	$2,279	$129,305	0.95	September 30, 2017

*  Indicates the Investment Advisory Fee Rate incurred for the period ended May 31, 2017. Funds with a maximum fee rate of 0.75% are subject to the following breakpoints: 0.75% of the first $4.0 billion of average daily net assets of the Fund, 0.70% of the next $1.5 billion, 0.65% of the next $1.5 billion, 0.60% of the next $1.5 billion and 0.55% of average daily net assets of the Fund over $8.5 billion.

For each Fund, amounts waived or reimbursed by the Advisor may be recouped by the Advisor within five years of the end of the applicable contractual period to the extent that such recoupments would not cause a Fund's annualized operating expenses to exceed the lesser of (1) the expense limitation in effect at the time of waiver, and (2) the expense limitation in effect at the time of recapture. Any amounts recouped by the Advisor during the period are reflected in the Statements of Operations as "Recoupment of prior expenses waived and/or reimbursed by Advisor". As of May 31, 2017, the amounts eligible for recoupment and the date of expiration are as follows:

	Expires September 30,						Total Amount Eligible for
Fund	2017	2018	2019	2020	2021	2022	Recoupment
Short QQQ®	$225,411	$199,842	$183,455	$233,406	$274,650	$165,708	$1,282,472
Short Dow30SM	72,664	105,984	85,730	122,796	75,022	56,716	518,912
Short MidCap400	66,719	75,404	46,552	101,429	68,728	35,398	394,230
Short Russell2000	369,089	323,363	343,588	399,196	311,512	172,994	1,919,742
Short SmallCap600	65,844	73,138	82,583	80,665	82,083	34,296	418,609
UltraShort QQQ®	441,019	323,315	276,534	322,567	288,533	168,694	1,820,662
UltraShort Dow30SM	74,164	104,635	87,817	133,867	89,137	51,150	540,770
UltraShort MidCap400	55,992	75,207	81,399	90,108	87,634	40,966	431,306
UltraShort Russell2000	306,432	308,759	211,140	225,267	172,946	100,458	1,325,002
UltraShort SmallCap600	75,266	86,443	82,593	88,808	87,727	39,957	460,794
UltraPro Short QQQ®	150,137	220,132	248,710	293,276	315,811	249,756	1,477,822
UltraPro Short Dow30SM	69,948	100,619	81,395	105,834	76,852	23,354	458,002
UltraPro Short MidCap400	87,998	93,027	84,692	89,478	89,110	41,290	485,595
UltraPro Short Russell2000	108,362	130,097	114,253	144,666	120,714	68,379	686,471
Short Basic Materials	91,429	92,961	84,361	89,314	83,219	48,566	489,850
Short Financials	78,910	94,714	78,620	89,064	78,621	41,093	461,022
Short Oil & Gas	91,956	85,594	83,999	90,741	84,209	42,771	479,270
Short Real Estate	81,882	92,032	81,400	90,383	80,148	39,193	465,038
Short S&P Regional Banking	85,432	89,463	83,987	89,132	93,331	42,415	483,760
UltraShort Basic Materials	123,469	56,367	77,153	91,231	86,014	44,094	478,328
UltraShort Nasdaq Biotechnology	92,655	105,368	86,262	158,156	143,818	59,998	646,257
UltraShort Consumer Goods	92,430	88,502	84,323	89,557	86,611	43,736	485,159
UltraShort Consumer Services	92,694	89,557	83,711	95,919	85,905	44,203	491,989
UltraShort Financials	97,996	114,645	77,065	117,490	77,079	44,794	529,069
UltraShort Gold Miners	—	—	—	42,813	59,955	37,995	140,763
UltraShort Health Care	92,201	87,750	84,447	92,376	85,211	42,704	484,689
UltraShort Industrials	90,038	88,318	84,088	95,818	84,536	41,389	484,187
UltraShort Oil & Gas	82,425	92,340	68,373	93,112	76,555	42,383	455,188
UltraShort Oil & Gas Exploration & Production	—	—	—	14,326	57,613	34,712	106,651
UltraShort Real Estate	145,256	116,965	76,577	145,534	92,020	50,575	626,927
UltraShort Semiconductors	81,478	86,142	84,678	91,302	86,559	40,841	471,000
UltraShort Technology	88,188	88,332	84,637	94,212	85,165	43,250	483,784
UltraShort Utilities	93,317	87,334	85,144	93,012	84,495	40,209	483,511
UltraPro Short Nasdaq Biotechnology	—	—	—	12,765	58,530	36,558	107,853

PROSHARES TRUST NOTES TO FINANCIAL STATEMENTS :: MAY 31, 2017 :: 319

	Expires September 30,						Total Amount Eligible for
Fund	2017	2018	2019	2020	2021	2022	Recoupment
UltraPro Short Financial Select Sector	$12,479	$56,151	$82,107	$85,426	$88,904	$51,136	$376,203
Short MSCI EAFE	177,800	107,096	38,609	109,596	81,321	52,644	567,066
Short MSCI Emerging Markets	116,687	52,054	46,344	47,858	81,480	36,445	380,868
Short FTSE China 50	92,334	95,238	86,890	105,803	87,428	42,684	510,377
UltraShort MSCI EAFE	81,877	86,165	93,615	91,412	85,135	39,710	477,914
UltraShort MSCI Emerging Markets	69,793	92,695	89,273	96,601	76,996	42,630	467,988
UltraShort FTSE Europe	125,100	193,824	59,504	89,329	75,218	41,901	584,876
UltraShort MSCI Brazil Capped	104,761	104,587	91,059	88,159	76,394	43,777	508,737
UltraShort FTSE China 50	152,062	143,507	120,606	152,896	111,517	61,187	741,775
UltraShort MSCI Japan	123,797	101,018	93,687	92,490	82,432	37,868	531,292
UltraShort MSCI Mexico Capped IMI	117,556	114,227	98,203	88,968	86,048	39,363	544,365
Short 7-10 Year Treasury	70,562	84,362	71,478	84,790	77,466	24,534	413,192
Short High Yield	89,685	96,544	90,021	87,689	32,137	53,052	449,128
UltraShort 3-7 Year Treasury	61,645	90,841	84,082	85,571	86,661	38,424	447,224
UltraShort 7-10 Year Treasury	—	56,377	38,615	85,893	61,402	—	242,287
UltraShort TIPS	72,591	89,868	83,250	93,216	85,136	39,886	463,947
UltraPro Short 20+ Year Treasury	48,233	55,782	70,203	79,018	75,991	12,510	341,737
Ultra QQQ®	412,344	448,616	486,230	616,655	561,942	317,983	2,843,770
Ultra Dow30SM	105,959	123,374	111,163	116,980	129,031	41,321	627,828
Ultra MidCap400	49,902	—	—	114,172	129,296	55,361	348,731
Ultra Russell2000	693,472	619,345	1,116,585	374,496	391,774	493,104	3,688,776
Ultra SmallCap600	111,392	152,615	249,407	96,586	155,955	76,248	842,203
UltraPro S&P500®	19,585	35,138	—	—	—	—	54,723
UltraPro QQQ®	245,246	280,905	427,542	706,840	723,093	344,421	2,728,047
UltraPro Dow30SM	108,261	120,149	122,763	126,559	140,127	62,461	680,320
UltraPro MidCap400	159,818	128,806	170,523	108,670	157,746	52,433	777,996
UltraPro Russell2000	411,199	348,618	623,676	492,844	391,157	581,173	2,848,667
Ultra Basic Materials	120,797	138,387	133,618	133,780	119,544	57,538	703,664
Ultra Nasdaq Biotechnology	157,343	190,333	352,254	529,605	561,494	233,757	2,024,786
Ultra Consumer Goods	141,009	134,031	141,953	123,914	133,569	65,860	740,336
Ultra Consumer Services	159,828	135,271	140,388	121,105	144,953	62,664	764,209
Ultra Financials	85,579	152,297	120,266	87,854	115,816	—	561,812
Ultra Gold Miners	—	—	—	42,932	81,240	59,076	183,248
Ultra Junior Miners	—	—	—	58,788	107,537	93,058	259,383
Ultra Health Care	122,928	118,525	148,373	126,289	170,796	59,519	746,430
Ultra Industrials	130,516	143,325	148,544	118,794	146,680	64,229	752,088
Ultra Oil & Gas	154,466	160,475	129,945	177,389	174,554	79,799	876,628
Ultra Oil & Gas Exploration & Production	—	—	—	14,264	75,063	55,704	145,031
Ultra Real Estate	86,533	138,816	168,740	128,235	148,427	63,468	734,219
Ultra S&P Regional Banking	143,558	128,081	131,169	127,130	137,880	59,563	727,381
Ultra Semiconductors	117,849	117,178	121,028	123,797	124,455	52,474	656,781
Ultra Technology	149,994	131,109	146,728	152,665	158,577	64,291	803,364
Ultra Telecommunications	140,516	131,129	124,140	124,376	125,319	62,332	707,812
Ultra Utilities	132,898	130,418	123,901	129,009	125,663	62,974	704,863
UltraPro Nasdaq Biotechnology	—	—	—	23,638	180,238	84,184	288,060

320 :: MAY 31, 2017 :: NOTES TO FINANCIAL STATEMENTS PROSHARES TRUST

	Expires September 30,						Total Amount Eligible for
Fund	2017	2018	2019	2020	2021	2022	Recoupment
UltraPro Financial Select Sector	$16,500	$110,814	$126,411	$147,516	$143,647	$82,475	$627,363
Ultra MSCI EAFE	83,345	111,654	83,399	89,290	74,839	38,642	481,169
Ultra MSCI Emerging Markets	86,797	72,361	84,081	106,459	80,090	36,289	466,077
Ultra FTSE Europe	116,348	95,983	77,927	81,145	85,820	35,466	492,689
Ultra MSCI Brazil Capped	105,221	109,196	96,173	91,271	83,614	38,812	524,287
Ultra FTSE China 50	81,225	92,912	94,549	124,083	97,217	42,614	532,600
Ultra MSCI Japan	112,975	100,571	87,589	82,399	82,285	35,841	501,660
Ultra MSCI Mexico Capped IMI	117,509	113,047	96,850	91,915	84,651	38,944	542,916
Ultra 7-10 Year Treasury	117,900	121,313	225	301,560	97,675	39,966	678,639
Ultra 20+ Year Treasury	130,053	131,767	112,878	117,517	113,193	53,304	658,712
Ultra High Yield	80,699	134,133	153,421	154,099	156,423	97,058	775,833

Employees of the Advisor serve in the roles of Interested Trustee, President, Chief Legal Officer and Secretary of the Trust. These individuals receive no compensation directly from the Trust. Another employee of the Advisor serves as Chief Compliance Officer and Anti-Money Laundering Officer. This individual's related compensation, along with the compensation of staff who administer the Funds' compliance program, and certain other expenses are reimbursed to the Advisor by the Funds and are reflected on the Statements of Operations as "Compliance services fees".

5. Administration Fees

JPMorgan Chase Bank, N.A. acts as the Trust's administrator (the "Administrator"). The Administrator provides certain administrative services to the Funds, including fund accounting, fund administration and certain compliance services, pursuant to a Fund Services Agreement. For these services, each Fund shall pay the Administrator monthly, a fee accrued daily and based on average net assets. Each Fund may also reimburse the Administrator for such out-of-pocket expenses as incurred by the Administrator in the performance of its duties. Such fees are reflected on the Statements of Operations as "Administration Fees". Certain employees of the Administrator are also officers of the Trust.

6. Custodian Fees

JPMorgan Chase Bank, N.A. acts as custodian for the Funds in accordance with a Custodian Agreement. The custodian holds cash, securities and other assets of the Funds as required by the 1940 Act. Custodian fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses. Such fees are reflected on the Statements of Operations as "Custodian Fees".

7. Listing, Data and Related Fees

The Funds may incur costs relating to their initial and ongoing listing on an exchange and for the calculation and dissemination of Indicative Optimized Portfolio Values (IOPVs). Additionally, a Fund may enter into a license agreement for the right to use an Index and its Trade Mark(s) and to receive data related to the index from the index provider. The portion of such costs attributed to each Fund are reflected on the Statements of Operations as "Listing, Data and related fees".

8. Trustees Fees

The Trust, together with other affiliated trusts, pay each Independent Trustee an aggregate fee consisting of a $185,000 annual retainer (paid in quarterly increments) for services provided as a Board member, plus a quarterly in-person meeting fee of $10,000, an in-person special meeting fee of $3,000 and a telephonic meeting fee of $3,000. Such fees are allocated between the Funds and other affiliated funds. Each Fund's share of these fees, together with reimbursable expenses of the Trustees, are reflected on the Statements of Operations as "Trustees Fees".

9. Distribution and Service Plan

SEI Investments Distribution Co. serves as the Funds' distributor. The Trust has adopted a Distribution and Service (12b-1) Plan pursuant to which each Fund may bear a 12b-1 fee not to exceed 0.25% per annum of the Fund's average daily net assets. No 12b-1 fees are currently paid by the Funds, and there are currently no plans to impose these fees.

10. Issuance and Redemption of Fund Shares

Each Fund issues and redeems its shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash), in large blocks known as Creation Units, each of which is comprised of a specified number of shares.

To the extent the Funds permit the contribution of securities in exchange for the purchase of shares (contribution in-kind), shares may be issued in advance of receipt by the Fund of all or a portion of the applicable Deposit Securities. In these circumstances, the Fund may require the

PROSHARES TRUST NOTES TO FINANCIAL STATEMENTS :: MAY 31, 2017 :: 321

Authorized Participant to maintain with the Trust an amount up to 115% and/or 125% of the daily mark-to-market value of the missing Deposit Securities.

Retail investors may only purchase and sell Fund shares on a national securities exchange through a broker-dealer and such transactions may be subject to customary commission rates imposed by the broker-dealer.

Authorized Participants may pay transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Transaction fees related to unsettled Creation Unit transactions are included in the receivable for capital shares issued on the Statements of Assets and Liabilities. None of the Funds had any transaction fees for the years ended May 31, 2017 or May 31, 2016.

11. Investment Transactions

For the year ended May 31, 2017, the cost of securities purchased and proceeds from sales of securities (U.S. government securities for the Ultra 7-10 Treasury, Ultra 20+ Year Treasury Funds), excluding short-term securities, derivatives and in-kind transactions, were:

Fund	Purchases	Sales
Ultra S&P500®	$1,116,033,282	$42,046,802
Ultra QQQ®	334,303,924	31,870,996
Ultra Dow30SM	18,174,129	30,066,990
Ultra MidCap400	74,734,082	44,810,811
Ultra Russell2000	92,717,835	151,952,152
Ultra SmallCap600	23,204,268	3,103,222
UltraPro S&P500®	441,731,299	241,850,628
UltraPro QQQ®	1,339,712,413	88,566,275
UltraPro Dow30SM	173,492,633	2,030,922
UltraPro MidCap400	9,862,922	9,836,061
UltraPro Russell2000	166,837,543	14,139,968
Ultra Basic Materials	4,741,245	2,124,119
Ultra Nasdaq Biotechnology	156,851,966	90,345,771
Ultra Consumer Goods	3,782,462	4,611,135
Ultra Consumer Services	16,441,991	742,436
Ultra Financials	141,315,160	16,918,227
Ultra Gold Miners	7,856,253	491,842
Ultra Junior Miners	7,617,634	—
Ultra Health Care	120,330,389	2,482,255
Ultra Industrials	22,047,422	930,903
Ultra Oil & Gas	38,833,654	5,976,911
Ultra Oil & Gas Exploration & Production	566,734	618,894
Ultra Real Estate	261,911,133	5,786,966
Ultra S&P Regional Banking	8,712,662	4,453,360
Ultra Semiconductors	12,676,088	5,596,830
Ultra Technology	93,187,100	13,855,824
Ultra Telecommunications	18,332,478	9,737,312
Ultra Utilities	6,150,731	713,561
UltraPro Nasdaq Biotechnology	30,808,355	13,851,148
UltraPro Financial Select Sector	2,758,586	5,619,836
Ultra 7-10 Year Treasury	87,076,497	67,620,032
Ultra 20+ Year Treasury	50,184,275	19,200,751

12. In-Kind Transactions

During the period presented in this report, certain Funds delivered portfolio securities in exchange for the redemption of shares (redemption-in-kind). Cash and securities were transferred for redemptions at fair value. For financial reporting purposes, the Funds recorded net realized gains and losses in connection with each transaction.

322 :: MAY 31, 2017 :: NOTES TO FINANCIAL STATEMENTS PROSHARES TRUST

For the year ended May 31, 2017, the fair value of the securities transferred for redemptions, and the net realized gains recorded in connection with the transactions were as follows:

Fund	Fair Value	Net Realized Gains (Losses)
Ultra S&P500®	$1,292,574,278	$103,662,932
Ultra QQQ®	426,740,586	68,881,381
Ultra Dow30SM	100,040,122	10,385,280
Ultra MidCap400	102,387,041	10,871,771
Ultra Russell2000	180,765,507	40,280,021
Ultra SmallCap600	27,518,790	1,792,021
UltraPro S&P500®	695,088,210	18,592,588
UltraPro QQQ®	1,574,059,336	58,143,850
UltraPro Dow30SM	265,339,724	4,193,868
UltraPro MidCap400	6,925,676	561,974
UltraPro Russell2000	366,796,853	16,938,649
Ultra Basic Materials	16,401,972	2,329,601
Ultra Nasdaq Biotechnology	261,514,879	18,094,331
Ultra Consumer Goods	7,650,961	93,656
Ultra Consumer Services	22,093,519	671,721
Ultra Financials	116,261,151	31,033,676
Ultra Gold Miners	3,682,255	879,914
Ultra Junior Miners	5,274,115	1,123,163
Ultra Health Care	141,438,807	6,059,660
Ultra Industrials	24,061,480	1,401,592
Ultra Oil & Gas	76,249,156	5,578,614
Ultra Real Estate	287,712,261	14,523,355
Ultra S&P Regional Banking	4,465,609	611,088
Ultra Semiconductors	10,537,506	2,237,854
Ultra Technology	117,039,399	10,667,501
Ultra Telecommunications	16,812,456	508,167
Ultra Utilities	9,969,978	370,912
UltraPro Nasdaq Biotechnology	41,686,715	3,731,525
UltraPro Financial Select Sector	4,936,572	507,355
Ultra 7-10 Year Treasury	41,987,625	496,015
Ultra 20+ Year Treasury	94,901,606	4,883,886

In addition, during the period, certain Funds received securities in exchange for subscriptions of shares (subscriptions-in-kind). For the year ended May 31, 2017, the fair value of the securities received for subscriptions were as follows:

Fund	Fair Value
Ultra S&P500®	$240,866,631
Ultra QQQ®	149,060,528
Ultra Dow30SM	97,752,702
Ultra MidCap400	23,696,223
Ultra Russell2000	188,240,642
Ultra SmallCap600	2,050,900
UltraPro S&P500®	285,375,152
UltraPro QQQ®	288,893,989
UltraPro Dow30SM	31,403,843
UltraPro MidCap400	4,067,039
UltraPro Russell2000	212,936,874
Ultra Basic Materials	2,699,830

PROSHARES TRUST NOTES TO FINANCIAL STATEMENTS :: MAY 31, 2017 :: 323

Fund	Fair Value
Ultra Nasdaq Biotechnology	$93,205,267
Ultra Consumer Goods	4,647,105
Ultra Health Care	22,181,411
Ultra Industrials	1,274,593
Ultra Oil & Gas	49,690,951
Ultra Real Estate	34,506,522
Ultra S&P Regional Banking	4,013,326
Ultra Semiconductors	5,682,241
Ultra Technology	101,119,283
Ultra Telecommunications	8,746,452
Ultra Utilities	2,224,266
UltraPro Nasdaq Biotechnology	21,012,217
UltraPro Financial Select Sector	15,164,662
Ultra 7-10 Year Treasury	11,174,798
Ultra 20+ Year Treasury	69,986,384
Ultra High Yield	1,451,518

13. Share Splits and Reverse Share Splits

Effective June 24, 2016, the Short S&P500® underwent a 1-for-2 reverse share split. Effective July 25, 2016, each of Ultra Consumer Goods, Ultra Industrials and Ultra Utilities underwent a 3-for-1 share split, and UltraShort Gold Miners underwent a 1-for-4 reverse share split.

Effective January 12, 2017, each of the UltraPro Short Dow 30SM, UltraPro Short QQQ® and UltraPro Short Russell2000 underwent a 1-for-4 reverse share split, UltraPro Short Financials Select Sector underwent a 1-for-2 reverse share split and each of the UltraPro QQQ®, Ultra Consumer Services, Ultra S&P Regional Banking, Ultra Semiconductors, Ultra Telecommunications and UltraPro Financial Select Sector underwent a 2-for-1 share split.

The effect of the share split transactions was to multiply the number of outstanding shares of the Funds by the split factor, with a corresponding decrease in the net asset value per share; and the effect of the reverse share split transactions was to divide the number of outstanding shares of the Funds by the reverse split factor, with a corresponding increase in the net asset value per share. These transactions did not change the net assets of the Funds or the value of a shareholder's investment. The historical share transactions presented in the Statements of Changes in Net Assets and per share data presented in the Financial Highlights have been adjusted retroactively to give effect to the share splits and reverse share splits. Additionally, when the application of reverse share splits resulted in fractional shares for beneficial shareholders, a portion of the cost of shares redeemed, as presented in the Statements of Changes in Net Assets, reflects payment of fractional share balances on beneficial shareholder accounts.

14. Risk

Some risks apply to all Funds, while others are specific to the investment strategy of certain Funds. Each Fund may be subject to other risks in addition to these identified risks. This section discusses certain common principal risks encountered by the Funds.

•  Risks Associated with the Use of Derivatives

Certain Funds obtain investment exposure through derivatives (including investing in futures contracts, options on futures contracts, securities and indexes, forward contracts, swap agreements and similar instruments). Investing in derivatives may be considered aggressive and may expose a Fund to risks different from, or possibly greater than, the risks associated with investing directly in securities underlying the derivative, including: 1) the risk that there may be imperfect correlation between the price of financial instruments and movements in the prices of the underlying reference asset(s); 2) the risk that an instrument is mispriced; 3) credit or counterparty risk on the amount each Fund expects to receive from a counterparty; 4) the risk that securities prices, interest rates and currency markets will move adversely and a Fund will incur significant losses; 5) the risk that the cost of holding a financial instrument might exceed its total return; and 6) the possible absence of a liquid secondary market for a particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to adjust a Fund's position in a particular instrument when desired. When a Fund uses derivatives, there may be imperfect correlation between the value of the reference asset(s) and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require limited initial investment, the use of derivatives also may expose the Fund to losses in excess of those amounts initially invested.

Certain Funds may use a combination of swaps on an underlying index, and swaps on an ETF that is designed to track the performance of that index. The performance of an ETF may not track the performance of its underlying index due to embedded costs and other factors. Thus,

324 :: MAY 31, 2017 :: NOTES TO FINANCIAL STATEMENTS PROSHARES TRUST

to the extent a Fund invests in swaps that use an ETF as the reference asset, that Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with its index as it would if the Fund used only swaps on the underlying index.

Moreover, with respect to the use of swap agreements, if a benchmark has a dramatic intraday move that causes a material decline in a Fund's net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund's investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day. Any costs associated with using derivatives will also have the effect of lowering the Fund's return.

•  Leverage Risk

Certain Funds utilize leverage (i.e., obtain investment exposure in excess of their assets) in seeking to achieve their investment objective and will lose more money in market environments adverse to their daily objective than similar funds that do not employ leverage.

Because the Funds that utilize leverage include either a -3x or 3x multiplier or a -2x or 2x multiplier, a single day adverse price movement approaching 33% or 50%, respectively, in a relevant benchmark, could result in the total loss of an investor's investment.

•  Concentration Risk

Certain Funds may typically concentrate their investments in issuers of one or more particular industries to the same extent that their underlying indexes are so concentrated and to the extent permitted by applicable regulatory guidance. There is a risk that those issuers (or industry sectors) will perform poorly and negatively impact a Fund. Concentration risk results from maintaining exposure (long or short) to issuers conducting business in a specific industry. The risk of concentrating investments in a limited number of issuers in a particular industry is that a Fund will be more susceptible to the risks associated with that industry than a Fund that does not concentrate its investments.

•  Correlation Risk

There is no guarantee that a Fund whose investment objective, before fees and expenses, seeks correlation with an index will achieve a high degree of correlation with its index. Failure to achieve a high degree of correlation may prevent a Fund from achieving its investment objective and the percentage change of the Fund's NAV each day may differ, perhaps significantly, from the percentage change of the Fund's index on such day. This may be due, among other reasons, to the impact of a limited trading market in the underlying component securities on the calculation of the index. A number of other factors may adversely affect a Fund's correlation with its benchmark, including material over- or under-exposure, fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, infrequent trading in the securities underlying its index, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which a Fund invests. While the Fund attempts to track the performance of the Index by investing all, or substantially all, of its assets in the securities that make up the Index in approximately the same proportion as their weighting in the Index, at times a Fund may not have investment exposure to all securities in its benchmark, or its weighting of investment exposure to such securities, financial investments or industries may be different from that of the benchmark. In addition, a Fund may invest in securities or financial investments not included in the benchmark or in financial instruments. Each Fund may take or refrain from taking positions in order to improve tax efficiency or comply with regulatory restrictions, either of which may negatively affect the Fund's correlation with its index. A Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or underexposed to its benchmark and may be impacted by index reconstitutions and index rebalancing events. Additionally, a Fund's underlying investments may trade on markets that may or may not be open on the same day as the Fund. Furthermore, a Fund's currency holdings may be valued at a different time than the level of its index. In addition, the Funds with a foreign currency hedging strategy may also be unable to perfectly match the Index and will introduce additional costs, both sources of additional correlation risk. Any of these factors could decrease correlation between performance of a Fund and may hinder a Fund's ability to meet its investment objective.

•  Counterparty Risk

Certain Funds will be subject to credit risk (i.e., the risk that a counterparty is unwilling or unable to make timely payments to meet its contractual obligations) with respect to the amount it expects to receive from counterparties to financial instruments and repurchase agreements entered into by the Fund. The Funds generally structure the agreements such that either party can terminate the contract without penalty prior to the termination date. A Fund may be negatively impacted if a counterparty becomes bankrupt or otherwise fails to perform its obligations.

At May 31, 2017, the ProShares UltraPro Short MidCap400, ProShares UltraShort Nasdaq Biotechnology, ProShares UltraShort Health Care, ProShares UltraPro Short Nasdaq Biotechnology, ProShares UltraPro Short Financial Select Sector, ProShares Ultra S&P500®, ProShares Ultra QQQ®, ProShares Ultra Russell2000, ProShares Ultra SmallCap600, ProShares UltraPro S&P500®, ProShares UltraPro QQQ®, ProShares UltraPro Dow30SM, ProShares UltraPro MidCap400, ProShares UltraPro Russell2000, ProShares Ultra Basic Materials, ProShares Ultra Consumer Goods, ProShares Ultra Consumer Services, ProShares Ultra Financials, ProShares Ultra Health Care, ProShares Ultra Industrials, ProShares Ultra Real Estate, ProShares Ultra S&P Regional Banking, ProShares Ultra Semiconductors, ProShares Ultra

PROSHARES TRUST NOTES TO FINANCIAL STATEMENTS :: MAY 31, 2017 :: 325

Technology, ProShares Ultra Telecommunications, ProShares Ultra Utilities, ProShares UltraPro Financial Select Sector, ProShares Ultra MSCI EAFE, ProShares Ultra MSCI Emerging Markets , ProShares Ultra FTSE Europe, ProShares Ultra FTSE China 50, ProShares Ultra MSCI Japan and ProShares Ultra High Yield Funds had unrealized appreciation on swaps with a single counterparty which exceeded 5% of each Fund's net assets.

•  Geographic Concentration Risk

Certain Funds that focus their investments in companies economically tied to particular foreign countries or geographic regions may be particularly susceptible to political, social, economic or regulatory events affecting those countries or regions. The performance of such Funds may be more volatile than a more geographically diversified fund.

•  Foreign Currency Risk

Certain Funds may seek leveraged, inverse, or inverse leveraged exposure to investments denominated in foreign currencies. Investments denominated in foreign currencies are exposed to more risk than those investments denominated in U.S. dollars. The value of an investment denominated in a foreign currency could change significantly as foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign currency losses could offset or exceed any potential gains, or add to losses, in the related investments. Regulatory fees or higher custody fees maybe imposed on foreign currency holdings.

•  Liquidity Risk

In certain circumstances, such as the disruption of the orderly markets for the securities in which a Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of the Advisor. Markets for the securities in which a Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain securities would likely reduce the liquidity of those securities. These situations may prevent a Fund from limiting losses, realizing gains or achieving a high correlation with its benchmark.

•  Debt Instrument Risk

Certain Funds invest in, or seek leveraged, inverse, or inverse leveraged exposure to, debt instruments. Debt instruments may have varying levels of sensitivity to changes in interest rates and other factors. In addition, changes in the credit quality of the issuer of a debt instrument (including a default) can also affect the price of a debt instrument, as can an issuer's default on its payment obligations. These factors may cause the value of an investment in a Fund to change.

15. Indemnifications

Under the Trust's organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that contain a variety of representations which provide general indemnifications. The Trust's maximum exposure under these arrangements cannot be known; however, the Trust expects any risk of loss to be remote.

16. Transactions with Lehman Brothers Holdings, Inc.

On September 15, 2008, Lehman Brothers Holdings, Inc. filed a petition for Chapter 11 bankruptcy. Prior thereto, the Funds transacted business with subsidiaries of Lehman (together with Lehman Brothers Holdings, Inc., "Lehman") whereby Lehman acted as a counterparty to certain derivative transactions and as a broker-dealer for certain investment transactions. All derivative and brokerage transactions with Lehman were terminated and executed, respectively, prior to September 15, 2008, but certain settlement payments related to such transactions were not due to be made until on or after September 15. Settlement of these transactions has been delayed due to Lehman's bankruptcy proceedings.

To the extent that Lehman, the Securities Investor Protection Corporation ("SIPC") and/or any clearing agency (the "Potential Paying Parties") fail to pay the Funds in connection with the settlement of such transactions, the Advisor has agreed to reimburse the Funds for any such losses. Specifically, the Receivables Agreement among the Advisor, ProFund Advisors LLC (an investment adviser affiliated with the Advisor), ProFunds Trust, and the Trust (collectively, the "PF Trusts") (each affiliated and under common controls with the other PF Trusts) provides that the investment adviser to specified funds of the PF Trusts will contribute cash to any such fund, equal to the amounts owed to the fund from Lehman for brokerage transactions and/or written over-the-counter derivatives agreements as of September 15, 2008 (the "Lehman Obligations"). The Receivable Agreement will not terminate until all Lehman Obligations are paid. Payments under the Receivable Agreement are triggered if any specified fund of a PF Trust does not recover the full amounts owed to it by Lehman following conclusion of all bankruptcy, liquidation and SIPC proceedings relating to Lehman. Management has determined that the Advisor has a sufficient financial ability to cover any shortfall in payments from the Potential Paying Parties, including the full amount of such outstanding balances if necessary. Accordingly, no loss is expected to be realized by the Funds. The outstanding swap agreement and brokerage transaction balances due from Lehman are included in "Due from (to) counterparty" and "Receivable for investments sold", respectively, on the Statements of Assets and Liabilities.

326 :: MAY 31, 2017 :: NOTES TO FINANCIAL STATEMENTS PROSHARES TRUST

17. Subsequent Events

Effective July 17, 2017, each of ProShares Ultra QQQ®, ProShares Ultra Russell2000, ProShares UltraPro Dow30SM, ProShares UltraPro Russell2000, ProShares Ultra Real Estate and ProShares Ultra Technology underwent a 2-for-1 share split and ProShares UltraShort S&P500® underwent a 1-for-4 reverse share split.

The effect of the share split transactions was to multiply the number of outstanding shares of the Funds by the split factor, with a corresponding decrease in the net asset value per share; and the effect of the reverse share split transactions was to divide the number of outstanding shares of the Funds by the reverse split factor, with a corresponding increase in the net asset value per share. These transactions did not change the net assets of the Funds or the value of a shareholder's investment. The historical share transactions presented in the Statements of Changes in Net Assets and per share data presented in the Financial Highlights have been adjusted retroactively to give effect to the share splits and reverse share splits. Additionally, when the application of reverse share splits resulted in fractional shares for beneficial shareholders, a portion of the cost of shares redeemed, as presented in the Statements of Changes in Net Assets, reflects payment of fractional share balances on beneficial shareholder accounts.

The Board is currently considering a draft Plan of Liquidation and Termination (the "Plan") which, if approved, would lead to the closure and liquidation of ProShares Short S&P Regional Banking, ProShares UltraShort Oil & Gas Exploration & Production, ProShares UltraShort MSCI Mexico Capped IMI, ProShares UltraShort 3-7 Year Treasury, ProShares UltraShort TIPS, ProShares Ultra Junior Miners, ProShares Ultra Oil & Gas Exploration & Production, ProShares Ultra S&P Regional Banking, ProShares Ultra MSCI Mexico Capped IMI (together, the "Liquidating Funds").

Subject to the Board's approval of the Plan, the Liquidating Funds are expected to halt trading in early September 2017. Any shareholders remaining in the Liquidating Funds on the distribution date, also expected to occur in September 2017, will automatically have their shares redeemed for cash at the net asset value per share as of the liquidation date.

PROSHARES TRUST NOTES TO FINANCIAL STATEMENTS :: MAY 31, 2017 :: 327

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of ProShares Trust and the Shareholders of each of the ninety-six funds listed below

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments (or summary schedules of portfolio investments for the Funds indicated with an asterisk below), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial positions of each of the following ninety-six funds

Short S&P500® (1)
Short QQQ® (1)
Short Dow30SM (1)
Short MidCap400 (1)
Short Russell2000 (1)
Short SmallCap600 (1)
UltraShort S&P500® (1)
UltraShort QQQ® (1)
UltraShort Dow30SM (1)
UltraShort MidCap400 (1)
UltraShort Russell2000 (1)
UltraShort SmallCap600 (1)
UltraPro Short S&P500® (1)
UltraPro Short QQQ® (1)
UltraPro Short Dow30SM (1)
UltraPro Short MidCap400 (1)
UltraPro Short Russell2000 (1)
Short Basic Materials (1)
Short Financials (1)
Short Oil & Gas (1)
Short Real Estate (1)
Short S&P Regional Banking (1)
UltraShort Basic Materials (1)
UltraShort Nasdaq Biotechnology (1)
UltraShort Consumer Goods (1)
UltraShort Consumer Services (1)
UltraShort Financials (1)
UltraShort Gold Miners (1)
UltraShort Health Care (1)
UltraShort Industrials (1)
UltraShort Oil & Gas (1)
UltraShort Oil & Gas Exploration & Production (2)
UltraShort Real Estate (1)
UltraShort Semiconductors (1)
UltraShort Technology (1)
UltraShort Utilities (1)
UltraPro Short Nasdaq Biotechnology (2)
UltraPro Short Financial Select Sector (1)
Short MSCI EAFE (1)
Short MSCI Emerging Markets (1)
Short FTSE China 50 (1)
UltraShort MSCI EAFE (1)
UltraShort MSCI Emerging Markets (1)
UltraShort FTSE Europe (1)
UltraShort MSCI Brazil Capped (1)
UltraShort FTSE China 50 (1)
UltraShort MSCI Japan (1)
UltraShort MSCI Mexico Capped IMI (1)
Short 7-10 Year Treasury (1)
Short 20+ Year Treasury (1)
Short High Yield (1)
UltraShort 3-7 Year Treasury (1)
UltraShort 7-10 Year Treasury (1)
UltraShort 20+ Year Treasury (1)
UltraShort TIPS (1)
UltraPro Short 20+ Year Treasury (1)
Ultra S&P500® (1)*
Ultra QQQ® (1)
Ultra Dow30SM (1)
Ultra MidCap400 (1)*
Ultra Russell2000 (1)*
Ultra SmallCap600 (1)*
UltraPro S&P500® (1)*
UltraPro QQQ® (1)
UltraPro Dow30SM (1)
UltraPro MidCap400 (1)*
UltraPro Russell2000 (1)*
Ultra Basic Materials (1)
Ultra Nasdaq Biotechnology (1)
Ultra Consumer Goods (1)
Ultra Consumer Services (1)
Ultra Financials (1)*
Ultra Gold Miners (1)
Ultra Junior Miners (1)
Ultra Health Care (1)
Ultra Industrials (1)*
Ultra Oil & Gas (1)
Ultra Oil & Gas Exploration & Production (2)
Ultra Real Estate (1)
Ultra S&P Regional Banking (1)
Ultra Semiconductors (1)
Ultra Technology (1)
Ultra Telecommunications (1)
Ultra Utilities (1)
UltraPro Nasdaq Biotechnology (2)
UltraPro Financial Select Sector (1)
Ultra MSCI EAFE (1)
Ultra MSCI Emerging Markets (1)
Ultra FTSE Europe (1)
Ultra MSCI Brazil Capped (1)
Ultra FTSE China 50 (1)
Ultra MSCI Japan (1)
Ultra MSCI Mexico Capped IMI (1)
Ultra 7-10 Year Treasury (1)
Ultra 20+ Year Treasury (1)
Ultra High Yield (1)

(1)  Statement of changes in net assets is presented for each of the two years in the period ended May 31, 2017

(2)  Statement of changes in net assets is presented for the year ended May 31, 2017 and for the period June 22, 2015 (commencement of operations) through May 31, 2016

(hereafter referred to as the "Funds") as of May 31, 2017, the results of each of their operations for the year then ended, the changes in each of their net assets for the respective periods described in (1) and (2) above, and the financial highlights for each of the periods presented therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of May 31, 2017 by correspondence with the custodian and brokers, provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

Baltimore, Maryland
July 28, 2017

328 :: REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRMPROSHARES TRUST

Federal Tax Information

Funds with Short-Term Capital Gain Designation

For the tax year ended October 31, 2016, the Funds do not have any ordinary distributions paid during the Trust's tax year that are from qualified short-term capital gain. The Funds designate up to the maximum amount of Qualified Short-Term Gains.

Funds with Equalization

For the tax year ended October 31, 2016, the following Funds utilized equalization to offset long-term capital gains with the amounts stated below:

Fund	Long-Term
Ultra Real Estate	$1,008,823
Ultra 20+ Year Treasury	97,542

PROSHARES TRUST MISC. INFORMATION (UNAUDITED) :: 329

Proxy Voting Information

A description of the Trust's (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Trust voted any proxies related to portfolio securities for the prior twelve-month period ended June 30, is available by August 31 of each year, without charge, upon request by contacting the Fund directly at 1-866-PRO-5125 or on the Securities and Exchange Commission ("SEC") Website (http://www.sec.gov).

Quarterly Portfolio Holdings Information

The Trust will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Trust's Form N-Q will be available on the SEC's Website at http://www.sec.gov. The Trust's Form N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Premium/Discount Information

Information about the differences between the daily market price on the secondary markets for shares of a Fund and the Fund's net asset value may be found on the website at www.ProShares.com

330 :: MISC. INFORMATION (UNAUDITED) PROSHARES TRUST

Name, Address and Birth Date	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios* in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees
William D. Fertig c/o ProFunds 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 9/56	Trustee	Indefinite; June 2011 to present	Context Capital Management (Alternative Asset Management): Chief Investment Officer (September 2002 to present)	ProShares (124) ProFunds (112) Access One Trust (3)	Key Energy Services
Russell S. Reynolds, III c/o ProFunds 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 7/57	Trustee	Indefinite; November 2005 to present	RSR Partners, Inc. (Executive Recruitment): Managing Director (May 2007 to present)	ProShares (124) ProFunds (112) Access One Trust (3)	RSR Partners, Inc.
Michael C. Wachs c/o ProFunds 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 10/61	Trustee	Indefinite; November 2005 to present	Linden Lane Capital Partners LLC (Real Estate Investment and Development): Managing Principal (2010 to present)	ProShares (124) ProFunds (112) Access One Trust (3)	NAIOP (The Commercial Real Estate Development Association)
Interested Trustee
Michael L. Sapir** 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 5/58	Trustee and Chairman	Indefinite; 2002 to present	Chairman and Chief Executive Officer of the Advisor (November 2005 to present); ProFund Advisors LLC (April 1997 to present); and ProShare Capital Management LLC (August 2008 to present)	ProShares (124) ProFunds (112) Access One Trust (3)

*  Represents number of operational portfolios in Fund complex overseen by Trustee.

**  Mr. Sapir is an "interested person," as defined by the 1940 Act, because of his ownership interest in the Advisor.

The Statement of Additional Information ("SAI") includes additional information about the Trust's Trustees and is available, without charge, upon request by contacting the Fund directly at 1-866-PRO-5125.

PROSHARES TRUST TRUSTEES AND EXECUTIVE OFFICERS OF PROSHARES TRUST (UNAUDITED) :: 331

Name, Address and Birth Date	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Officers
Todd B. Johnson 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 1/64	President	Indefinite; January 2014 to present	Chief Investment Officer of the Advisor (December 2008 to present); ProFund Advisors LLC (December 2008 to present); and ProShare Capital Management LLC (February 2009 to present)
Charles S. Todd Three Canal Plaza, Suite 100 Portland, ME 04101 Birth Date: 9/71	Treasurer	Indefinite; December 2008 to present	Business Head – Treasurer Services, Foreside Management Services, LLC, formerly serving as Director (December 2008 to present)
Victor M. Frye, Esq. 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 10/58	Chief Compliance Officer and AML Officer	Indefinite; November 2005 to present	Counsel and Chief Compliance Officer of the Advisor (December 2004 to present) and ProFund Advisors LLC (October 2002 to present); Secretary of ProFunds Distributors, Inc. (April 2008 to present)
Richard F. Morris 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 8/67	Chief Legal Officer and Secretary	Indefinite; December 2015 to present

General Counsel of the Advisor; ProFund Advisors LLC; and ProShare Capital Management LLC (December 2015 to present); Chief Legal Officer of ProFunds Distributors, Inc. (December 2015 to present); Partner at Morgan Lewis & Bockius, LLP (October 2012 to November 2015); General Counsel, Wisdom Tree Asset Management (October 2010 to October 2012)

332 :: TRUSTEES AND EXECUTIVE OFFICERS OF PROSHARES TRUST (UNAUDITED) PROSHARES TRUST

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ProShares Trust

7501 Wisconsin Avenue, Suite 1000E, Bethesda, MD 20814

866.PRO.5125 866.776.5125

ProShares.com

Geared ETFs seek returns that are either 3x, 2x, -1x, -2x or -3x the return of an index or other benchmark (target) for a single day, as measured from one NAV calculation to the next. Due to the compounding of daily returns, ProShares' returns over periods other than one day will likely differ in amount and possibly direction from the target return for the same period. These effects may be more pronounced in funds with larger or inverse multiples and in funds with volatile benchmarks. Investors should monitor their holdings consistent with their strategies, as frequently as daily. For more on correlation, leverage and other risks, please read the prospectus.

This report is submitted for the general information of the shareholders of ProShares. It is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus. To obtain the most recent month end performance information for each ETF, visit ProShares.com.

"QQQ®", "NASDAQ-100®" and "NASDAQ Biotechnology Index®" are trademarks of The NASDAQ OMX Group, Inc. "Standard & Poor's®", "S&P®", "S&P 500®", "S&P MidCap 400®", "S&P SmallCap 600®", "Standard & Poor's 500®", "S&P 500® VIX® Short-Term Futures IndexTM", "S&P 500® VIX® Mid-Term Futures IndexTM", certain "S&P Select Industry Indices", "S&P Oil & Gas Exploration & Production Select Industry Index", "Dow Jones Index", "DJ", "Dow Jones Industrial AverageSM", "The Dow 30SM", "Dow Jones U.S. Sector Indexes", "Dow Jones Select Sector Indexes" are products of S&P Dow Jones Indices LLC and its affiliates. The "Russell 2000® Index" and "Russell®" are trademarks of Russell Investment Group. "MSCI", "MSCI Inc.", "MSCI Index"and "EAFE" are service marks of MSCI. "ICE U.S. 3-7 Year Bond IndexTM", "ICE U.S. 7-10 Year Bond IndexTM" and "ICE U.S. 20+ Year Bond IndexTM" are trademarks of Intercontinental Exchange, Inc. "iBoxx®" is a registered trademark of Markit Indices Limited. The "NYSE Arca Gold Miners IndexSM" is a service mark of NYSE or its affiliates. The "MVISTM Global Junior Gold Miners Index" is the exclusive property of Market Vectors Index Solutions GmbH. All have been licensed for use by ProShares. "VIX®" is a trademark of the Chicago Board Options Exchange, Incorporated ("CBOE") and CBOE has agreed that S&P Dow Jones Indices LLC may use the "VIX®" trademark in the names of the Indexes as licensed to ProShares. "S&P®" is a registered trademark of Standard & Poor's Financial Services LLC ("S&P") and "Dow Jones®" is a registered trademark of Dow Jones Trademark Holdings LLC ("Dow Jones") and have been licensed for use by S&P Dow Jones Indices LLC and its affiliates. "FTSE®" is a trademark of the London Stock Exchange plc and The Financial Times Limited and is used by FTSE International Limited ("FTSE") under license. ProShares have not been passed on by these entities or their subsidiaries or affiliates as to their legality or suitability. ProShares are not sponsored, endorsed, sold or promoted by these entities or their subsidiaries or affiliates, and they make no representation regarding the advisability of investing in ProShares. THESE ENTITIES AND THEIR SUBSIDIARIES AND AFFILIATES MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO PROSHARES.

© 2017 ProShare Advisors LLC. All rights reserved.   PSGAN0517

Item 2. Code Of Ethics.

As of the end of the period, May 31, 2017, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as Exhibit 12 (a)(1).

Item 3. Audit Committee Financial Expert.

The Board of Trustees has determined that Michael Wachs is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Michael Wachs is independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)                                 Audit Fees

For the fiscal year ended May 31, 2017, PricewaterhouseCoopers LLP (“PwC”), the Fund’s independent registered public accounting firm, billed the Funds aggregate fees of $1,687,980 for professional services rendered for the audit of the Funds’ annual financial statements and review of financial statements included in the Funds’ annual report to shareholders.

For the fiscal year ended May 31, 2016, PwC billed the Funds aggregate fees of $1,765,170 for professional services rendered for the audit of the Funds’ annual financial statements and review of financial statements included in the Funds’ annual report to shareholders.

(b)                                 Audit Related Fees

For the fiscal year ended May 31, 2017, PwC did not bill the Funds any fees for assurances and related services that are reasonably related to the performance of the audit or review of the Funds’ financial statements and are not reported under the section Audit Fees above.

For the fiscal year ended May 31, 2016, PwC did not bill the Funds any fees for assurances and related services that are reasonably related to the performance of the audit or review of the Funds’ financial statements and are not reported under the section Audit Fees above.

(c)                                  Tax Fees

For the fiscal year ended May 31, 2017, PwC billed the Funds aggregate fees of $759,250 for professional services rendered for tax compliance, tax advice and tax planning. The nature of the services comprising the Tax Fees was the preparation of the Funds’ federal and state income tax returns, preparation of tax returns for certain foreign jurisdictions, excise tax calculations and returns, preparation of swap character analysis and a review of the Funds’ calculations of capital gain and income distributions.

For the fiscal year ended May 31, 2016, PwC billed the Funds aggregate fees of $652,475 for professional services rendered for tax compliance, tax advice and tax planning. The nature of the services comprising the Tax Fees was the preparation of the Funds’ federal and state income tax returns, excise tax calculations and returns and a review of the Funds’ calculations of capital gain and income distributions.

(d)                                 All Other Fees

For the fiscal year ended May 31, 2017, PwC billed the Funds aggregate fees of $2,850 related to the review of certain disclosure items contained in the Funds’ semi-annual report to shareholders.

For the fiscal year ended May 31, 2016, PwC did not bill the Funds any fees for products and services other than those disclosed above.

(e)(1)                   The Audit Committee may pre-approve at any regularly scheduled Audit Committee meeting audit, audit-related, tax and other non-audit services to be rendered or that may be rendered by the Auditor to the Trust and certain non-audit services to be rendered by the Auditor to the Advisor which require pre-approval by the Audit Committee. In connection with such pre-approvals, the Auditor, or a Trust officer, with the assistance of the Auditor, shall provide the Audit Committee with a report containing information about each type of service to be pre-approved at the meeting.

The Trust will use a combination of the two approaches for pre-approving proposed services: (1) the proposed service be specifically pre-approved by the Audit Committee (“specific pre-approval”) or (2) may be pre-approved without consideration of specific case-by-case services by the audit committee (“general pre-approval”). Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee. Additionally, any proposed services exceeding pre-approved cost levels will also require specific pre-approval by the Audit Committee.

(e)(2)                   For the fiscal years ended May 31, 2017 and May 31, 2016, the Funds’ Audit Committee did not waive the pre-approval requirement of any non-audit services to be provided to the Funds by PwC.

(f)                                   No disclosures are required for this Item 4(f).

(g)                                  For the fiscal year ended May 31, 2017, PwC billed aggregate non-audit fees to the Funds of $762,100 as disclosed in Items 4(b), 4(c) and 4(d) above.  During this period PwC also billed aggregate fees of $18,000 to the Funds’ investment adviser, ProShare Advisors LLC (the “Advisor”) related to an analysis of UK Stamp Tax.

For the fiscal year ended May 31, 2016, PwC billed aggregate non-audit fees to the Funds of $652,475 as disclosed in items 4 (b), 4(c) and 4(d) above.  During this period PwC did not provide any services to the Advisor.

(h)                                 The registrant’s audit committee has considered that the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

(a)                                 The Registrant is an issuer as defined in Section 10A-3 of the Securities Exchange Act of 1934 and has a separately-designated standing Audit Committee in accordance with Section 3(a)(58)(A) of such Act. All of the Board’s independent Trustees, William D. Fertig, Russell S. Reynolds, III and Michael C. Wachs, are members of the Audit Committee.

(b)                                 Not Applicable.

Item 6. Investments

(a)                                 Schedule I — Investments in Securities of Unaffiliated Issuers.

For those Funds which utilized the Summary Schedule of Investments in the annual report, full schedules of investments are included below.

Large Cap Core Plus

Schedule of Portfolio Investments

May 31, 2017

Investments	Shares	Value ($)

COMMON STOCKS(a) - 95.0%

Aerospace & Defense - 1.9%
Boeing Co. (The)	12,453	2,336,556
General Dynamics Corp.	1,494	303,656
L3 Technologies, Inc.	12,810	2,159,638
Lockheed Martin Corp.	12,478	3,507,940
Northrop Grumman Corp.	11,607	3,008,767
Raytheon Co.	3,638	596,668
United Technologies Corp.	2,137	259,175
		12,172,400
Air Freight & Logistics - 0.5%
CH Robinson Worldwide, Inc.	30,062	2,014,455
FedEx Corp.	4,376	848,244
United Parcel Service, Inc., Class B	2,252	238,644
		3,101,343
Airlines - 0.6%
American Airlines Group, Inc.	14,568	705,237
Southwest Airlines Co.	15,155	910,664
United Continental Holdings, Inc.*	24,476	1,950,003
		3,565,904
Auto Components - 0.3%
BorgWarner, Inc.	41,119	1,747,969

Automobiles - 0.8%
Ford Motor Co.	214,872	2,389,377
General Motors Co.	85,454	2,899,454
		5,288,831
Banks - 4.7%
Bank of America Corp.	151,517	3,395,496
BB&T Corp.	6,452	268,726
Citigroup, Inc.	94,622	5,728,416
Citizens Financial Group, Inc.	34,287	1,169,187
Fifth Third Bancorp	85,543	2,030,791
JPMorgan Chase & Co.	60,993	5,010,575
KeyCorp	122,585	2,141,560
M&T Bank Corp.	9,745	1,524,800
PNC Financial Services Group, Inc. (The)	8,064	957,197
Regions Financial Corp.	151,091	2,091,099
SunTrust Banks, Inc.	42,890	2,289,039
US Bancorp	4,547	231,397
Wells Fargo & Co.	68,672	3,511,886
		30,350,169
Beverages - 1.8%
Coca-Cola Co. (The)	45,204	2,055,426
Constellation Brands, Inc., Class A	14,588	2,665,957
Dr Pepper Snapple Group, Inc.	23,138	2,147,438
Molson Coors Brewing Co., Class B	24,571	2,329,085
PepsiCo, Inc.	19,635	2,294,742
		11,492,648
Biotechnology - 2.2%
AbbVie, Inc.	64,602	4,265,024
Alexion Pharmaceuticals, Inc.*	2,011	197,138
Amgen, Inc.	16,566	2,571,706
Biogen, Inc.*	3,258	807,235
Bioverativ, Inc.*	1	55
Celgene Corp.*	3,625	414,736
Gilead Sciences, Inc.	52,355	3,397,316
Incyte Corp.*	16,315	2,110,019
Vertex Pharmaceuticals, Inc.*	5,952	735,667
		14,498,896
Building Products - 0.4%
Fortune Brands Home & Security, Inc.	32,697	2,063,181
Masco Corp.	15,910	592,647
		2,655,828
Capital Markets - 2.4%
Affiliated Managers Group, Inc.	4,246	653,247
CME Group, Inc.	6,867	805,430
E*TRADE Financial Corp.*	50,349	1,742,579
Goldman Sachs Group, Inc. (The)	1,090	230,273
Intercontinental Exchange, Inc.	44,536	2,680,622
Invesco Ltd.	30,500	966,850
Moody’s Corp.	2,224	263,433
Morgan Stanley	25,396	1,060,029
Nasdaq, Inc.	27,604	1,867,411
S&P Global, Inc.	19,613	2,800,932
State Street Corp.	10,676	869,667
T Rowe Price Group, Inc.	20,740	1,460,926
		15,401,399
Chemicals - 1.6%
AdvanSix, Inc.*	1	29
Dow Chemical Co. (The)	45,268	2,804,805
Eastman Chemical Co.	25,788	2,065,877
LyondellBasell Industries NV, Class A	19,223	1,547,836
Mosaic Co. (The)	37,526	849,213
Praxair, Inc.	21,152	2,798,198
Sherwin-Williams Co. (The)	735	243,851
		10,309,809
Commercial Services & Supplies - 0.9%
Republic Services, Inc.	34,809	2,214,200
Stericycle, Inc.*	17,110	1,399,085
Waste Management, Inc.	34,822	2,538,872
		6,152,157
Communications Equipment - 1.1%
Cisco Systems, Inc.	62,153	1,959,684
F5 Networks, Inc.*	2,378	304,693
Harris Corp.	19,143	2,147,079
Juniper Networks, Inc.	24,064	705,797
Motorola Solutions, Inc.	25,792	2,155,438
		7,272,691
Construction & Engineering - 0.3%
Fluor Corp.	37,846	1,697,771
Quanta Services, Inc.*	7,583	232,495
		1,930,266
Construction Materials - 0.5%
Martin Marietta Materials, Inc.	7,171	1,607,021
Vulcan Materials Co.	14,842	1,850,056
		3,457,077
Consumer Finance - 0.8%
Discover Financial Services	37,056	2,175,187
Navient Corp.	126,000	1,818,180
Synchrony Financial	44,939	1,206,612
		5,199,979
Containers & Packaging - 0.6%
Avery Dennison Corp.	23,389	1,970,757
International Paper Co.	5,069	268,049
Sealed Air Corp.	12,892	572,663
WestRock Co.	15,762	857,768
		3,669,237
Distributors - 0.6%
Genuine Parts Co.	18,615	1,724,121
LKQ Corp.*	67,404	2,122,552
		3,846,673
Diversified Consumer Services - 0.1%
H&R Block, Inc.	22,000	583,880

Diversified Financial Services - 1.1%
Berkshire Hathaway, Inc., Class B*	32,538	5,377,881
Leucadia National Corp.	81,092	1,977,834
		7,355,715
Diversified Telecommunication Services - 1.5%
AT&T, Inc.	102,715	3,957,609

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
CenturyLink, Inc.	46,409	1,157,905
Level 3 Communications, Inc.*	37,597	2,237,773
Verizon Communications, Inc.	54,899	2,560,489
		9,913,776
Electric Utilities - 2.4%
American Electric Power Co., Inc.	33,350	2,393,863
Edison International	31,354	2,557,546
Entergy Corp.	28,005	2,214,075
Exelon Corp.	77,164	2,801,825
FirstEnergy Corp.	66,887	1,955,776
PG&E Corp.	10,637	727,358
Pinnacle West Capital Corp.	4,053	358,083
Xcel Energy, Inc.	47,452	2,273,425
		15,281,951
Electrical Equipment - 0.4%
Acuity Brands, Inc.	2,340	381,209
AMETEK, Inc.	32,435	1,979,184
		2,360,393
Electronic Equipment, Instruments & Components - 0.8%
Corning, Inc.	86,130	2,506,383
Knowles Corp.*	1	8
TE Connectivity Ltd.	32,902	2,594,323
		5,100,714
Energy Equipment & Services - 0.5%
Baker Hughes, Inc.	41,177	2,270,911
Schlumberger Ltd.	10,745	747,745
		3,018,656
Equity Real Estate Investment Trusts (REITs) - 5.2%
Apartment Investment & Management Co., Class A	47,155	2,023,893
AvalonBay Communities, Inc.	12,966	2,479,618
Digital Realty Trust, Inc.	20,149	2,381,410
Equity Residential	37,392	2,433,845
Extra Space Storage, Inc.	26,514	2,054,039
Federal Realty Investment Trust	6,798	834,386
HCP, Inc.	50,506	1,582,858
Host Hotels & Resorts, Inc.	108,668	1,954,937
Iron Mountain, Inc.	15,400	537,768
Macerich Co. (The)	3,902	224,014
Mid-America Apartment Communities, Inc.	2,388	243,433
Prologis, Inc.	45,596	2,532,402
Public Storage	11,102	2,390,816
Realty Income Corp.	29,687	1,630,707
Simon Property Group, Inc.	1,428	220,269
SL Green Realty Corp.	11,354	1,147,095
UDR, Inc.	56,450	2,179,534
Ventas, Inc.	30,433	2,023,490
Vornado Realty Trust	21,953	2,024,067
Welltower, Inc.	35,276	2,558,921
Weyerhaeuser Co.	9,335	307,682
		33,765,184
Food & Staples Retailing - 1.4%
CVS Health Corp.	46,832	3,598,102
Kroger Co. (The)	82,672	2,461,972
Walgreens Boots Alliance, Inc.	19,693	1,595,527
Wal-Mart Stores, Inc.	10,868	854,225
Whole Foods Market, Inc.	24,400	853,756
		9,363,582
Food Products - 1.8%
Archer-Daniels-Midland Co.	52,992	2,203,407
Campbell Soup Co.	28,769	1,658,533
Conagra Brands, Inc.	59,690	2,300,453
Hershey Co. (The)	7,490	863,372
Hormel Foods Corp.	40,300	1,355,289
McCormick & Co., Inc. (Non-Voting)	12,612	1,313,540
Tyson Foods, Inc., Class A	35,122	2,013,895
		11,708,489
Health Care Equipment & Supplies - 2.3%
Baxter International, Inc.	44,744	2,653,767
Becton Dickinson and Co.	13,753	2,602,480
Danaher Corp.	29,276	2,486,703
DENTSPLY SIRONA, Inc.	24,702	1,569,071
Edwards Lifesciences Corp.*	12,692	1,460,469
Hologic, Inc.*	47,481	2,056,402
IDEXX Laboratories, Inc.*	8,312	1,399,658
Medtronic plc	8,589	723,881
		14,952,431
Health Care Providers & Services - 3.5%
AmerisourceBergen Corp.	23,444	2,151,456
Anthem, Inc.	15,233	2,777,738
Cardinal Health, Inc.	28,683	2,130,860
Centene Corp.*	28,353	2,059,278
DaVita, Inc.*	31,943	2,116,543
Express Scripts Holding Co.*	40,962	2,447,479
HCA Healthcare, Inc.*	22,262	1,823,480
Humana, Inc.	2,279	529,321
McKesson Corp.	17,713	2,888,813
Quest Diagnostics, Inc.	4,771	518,942
UnitedHealth Group, Inc.	11,154	1,953,958
Universal Health Services, Inc., Class B	8,482	964,064
		22,361,932
Health Care Technology - 0.3%
Cerner Corp.*	32,075	2,096,101

Hotels, Restaurants & Leisure - 2.1%
Carnival Corp.	39,962	2,560,365
Chipotle Mexican Grill, Inc.*	4,086	1,950,452
Darden Restaurants, Inc.	24,392	2,169,181
McDonald’s Corp.	5,696	859,470
Royal Caribbean Cruises Ltd.	21,190	2,334,714
Starbucks Corp.	6,662	423,770
Wyndham Worldwide Corp.	20,464	2,066,659
Wynn Resorts Ltd.	8,062	1,037,579
		13,402,190
Household Durables - 1.5%
DR Horton, Inc.	55,050	1,799,584
Garmin Ltd.	33,801	1,759,004
Lennar Corp., Class A	40,012	2,053,016
Newell Brands, Inc.	46,624	2,468,741
PulteGroup, Inc.	84,146	1,907,590
		9,987,935
Household Products - 0.9%
Church & Dwight Co., Inc.	39,877	2,060,046
Procter & Gamble Co. (The)	39,850	3,510,386
		5,570,432
Independent Power and Renewable Electricity Producers - 0.0%(b)
AES Corp.	22,907	267,554

Industrial Conglomerates - 1.4%
3M Co.	4,433	906,416
General Electric Co.	138,949	3,804,424
Honeywell International, Inc.	31,773	4,225,491
		8,936,331
Insurance - 4.7%
Aflac, Inc.	34,362	2,590,208
Allstate Corp. (The)	30,768	2,656,509
Aon plc	11,317	1,481,508
Arthur J Gallagher & Co.	38,127	2,162,945
Assurant, Inc.	19,498	1,910,414
Chubb Ltd.	23,770	3,403,626
Hartford Financial Services Group, Inc. (The)	20,633	1,019,064
Loews Corp.	45,255	2,134,226
Marsh & McLennan Cos., Inc.	13,505	1,047,448

See accompanying notes to the financial statements.

Investments	Shares		Value ($)
Principal Financial Group, Inc.	35,231		2,216,382
Progressive Corp. (The)	59,898		2,541,472
Prudential Financial, Inc.	27,260		2,858,211
Torchmark Corp.	27,314		2,062,207
Travelers Cos., Inc. (The)	3,269		408,135
Unum Group	43,863		1,972,958
			30,465,313
Internet & Direct Marketing Retail - 1.2%
Amazon.com, Inc.*	7,083		7,044,894
Expedia, Inc.	5,117		735,722
Priceline Group, Inc. (The)*	132		247,776
			8,028,392
Internet Software & Services - 4.2%
Akamai Technologies, Inc.*	6,210		292,801
Alphabet, Inc., Class A*	7,321		7,226,486
Alphabet, Inc., Class C*	7,400		7,139,964
eBay, Inc.*	49,813		1,708,586
Facebook, Inc., Class A*	65,187		9,873,223
LogMeIn, Inc.	—	(c)	33
VeriSign, Inc.*	13,261		1,195,612
			27,436,705
IT Services - 1.9%
Accenture plc, Class A	8,744		1,088,366
Automatic Data Processing, Inc.	3,152		322,670
Conduent, Inc.*	1		16
CSRA, Inc.	67,488		2,035,438
International Business Machines Corp.	9,372		1,430,448
Mastercard, Inc., Class A	5,399		663,429
Teradata Corp.*	17,094		465,983
Total System Services, Inc.	32,893		1,958,778
Visa, Inc., Class A	22,104		2,104,964
Western Union Co. (The)	101,332		1,927,335
			11,997,427
Leisure Products - 0.1%
Hasbro, Inc.	3,939		414,619

Life Sciences Tools & Services - 1.1%
Agilent Technologies, Inc.	40,708		2,456,321
Mettler-Toledo International, Inc.*	4,007		2,335,319
PerkinElmer, Inc.	32,645		2,058,594
			6,850,234
Machinery - 1.9%
Dover Corp.	21,982		1,814,614
Fortive Corp.	28,483		1,778,763
Parker-Hannifin Corp.	14,921		2,349,610
Pentair plc	32,450		2,148,839
Snap-on, Inc.	11,454		1,851,654
Stanley Black & Decker, Inc.	17,069		2,349,377
			12,292,857
Media - 3.6%
Charter Communications, Inc., Class A*	10,728		3,707,060
Comcast Corp., Class A	60,581		2,525,622
Discovery Communications, Inc., Class A*	75,816		2,009,124
Interpublic Group of Cos., Inc. (The)	58,141		1,449,455
News Corp., Class A	133,111		1,781,025
News Corp., Class B	18,086		247,778
Omnicom Group, Inc.	18,745		1,569,332
Scripps Networks Interactive, Inc., Class A	25,985		1,720,727
TEGNA, Inc.	77,496		1,839,755
Time Warner, Inc.	12,086		1,202,436
Twenty-First Century Fox, Inc., Class A	91,790		2,489,345
Viacom, Inc., Class B	26,491		921,622
Walt Disney Co. (The)	16,888		1,822,891
			23,286,172
Metals & Mining - 0.4%
Freeport-McMoRan, Inc.*	42,655		490,106
Newmont Mining Corp.	7,163		244,616
Nucor Corp.	35,006		2,033,849
			2,768,571
Multiline Retail - 0.6%
Kohl’s Corp.	38,934		1,496,233
Nordstrom, Inc.	16,190		676,742
Target Corp.	26,218		1,445,923
			3,618,898
Multi-Utilities - 2.0%
Ameren Corp.	38,789		2,201,276
CenterPoint Energy, Inc.	78,433		2,243,968
Consolidated Edison, Inc.	26,055		2,157,094
DTE Energy Co.	22,156		2,426,525
NiSource, Inc.	69,834		1,820,572
WEC Energy Group, Inc.	35,526		2,229,612
			13,079,047
Oil, Gas & Consumable Fuels - 5.6%
Anadarko Petroleum Corp.	36,997		1,869,458
Cabot Oil & Gas Corp.	62,366		1,383,902
Chesapeake Energy Corp.*	41,048		207,703
Chevron Corp.	61,108		6,323,456
Cimarex Energy Co.	2,769		297,834
Devon Energy Corp.	56,225		1,910,525
EOG Resources, Inc.	32,146		2,903,105
Exxon Mobil Corp.	78,815		6,344,608
Kinder Morgan, Inc.	11,688		219,267
Marathon Petroleum Corp.	8,678		451,603
Murphy Oil Corp.	69,970		1,707,968
Newfield Exploration Co.*	13,976		453,940
Noble Energy, Inc.	66,374		1,904,270
Occidental Petroleum Corp.	18,010		1,061,329
ONEOK, Inc.	41,768		2,075,034
Phillips 66	29,240		2,225,456
Pioneer Natural Resources Co.	5,758		960,780
Tesoro Corp.	21,145		1,760,110
Valero Energy Corp.	36,521		2,244,946
			36,305,294
Personal Products - 0.3%
Estee Lauder Cos., Inc. (The), Class A	18,194		1,712,783

Pharmaceuticals - 2.8%
Bristol-Myers Squibb Co.	40,817		2,202,077
Eli Lilly & Co.	2,911		231,628
Johnson & Johnson	47,847		6,136,378
Mallinckrodt plc*	23,450		1,011,399
Merck & Co., Inc.	34,154		2,223,767
Perrigo Co. plc	14,547		1,059,749
Pfizer, Inc.	107,402		3,506,675
Zoetis, Inc.	24,893		1,550,336
			17,922,009
Professional Services - 0.3%
Equifax, Inc.	16,380		2,240,784

Road & Rail - 0.3%
JB Hunt Transport Services, Inc.	3,682		314,369
Ryder System, Inc.	25,236		1,676,175
Union Pacific Corp.	2,207		243,432
			2,233,976
Semiconductors & Semiconductor Equipment - 3.4%
Advanced Micro Devices, Inc.*	38,499		430,804
Analog Devices, Inc.	27,710		2,376,410
Applied Materials, Inc.	68,786		3,155,902
Broadcom Ltd.	2,937		703,353

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
Intel Corp.	72,330	2,611,836
KLA-Tencor Corp.	22,331	2,322,424
Lam Research Corp.	16,390	2,543,236
Micron Technology, Inc.*	27,435	844,175
NVIDIA Corp.	11,397	1,645,157
QUALCOMM, Inc.	26,744	1,531,629
Skyworks Solutions, Inc.	8,121	864,318
Texas Instruments, Inc.	31,995	2,639,267
Versum Materials, Inc.	1	31
Xilinx, Inc.	4,185	279,181
		21,947,723
Software - 3.3%
Activision Blizzard, Inc.	24,319	1,424,607
CA, Inc.	56,553	1,796,689
Citrix Systems, Inc.*	24,714	2,039,894
Electronic Arts, Inc.*	22,318	2,529,299
Microsoft Corp.	149,816	10,463,149
Oracle Corp.	29,783	1,351,850
Synopsys, Inc.*	21,249	1,590,913
		21,196,401
Specialty Retail - 3.1%
AutoNation, Inc.*	42,715	1,688,097
AutoZone, Inc.*	3,053	1,849,874
Bed Bath & Beyond, Inc.	40,201	1,383,316
Best Buy Co., Inc.	42,517	2,525,085
Foot Locker, Inc.	6,479	384,917
Gap, Inc. (The)	29,953	673,943
Home Depot, Inc. (The)	17,072	2,620,723
L Brands, Inc.	33,074	1,706,618
O’Reilly Automotive, Inc.*	918	222,229
Ross Stores, Inc.	35,150	2,246,788
Signet Jewelers Ltd.	26,684	1,283,500
Staples, Inc.	106,807	969,808
Tractor Supply Co.	8,025	442,579
Ulta Beauty, Inc.*	5,916	1,803,433
		19,800,910
Technology Hardware, Storage & Peripherals - 3.1%
Apple, Inc.	107,896	16,482,193
HP, Inc.	80,046	1,501,663
NetApp, Inc.	22,542	912,726
Seagate Technology plc	6,852	298,542
Xerox Corp.	121,316	857,704
		20,052,828
Textiles, Apparel & Luxury Goods - 0.5%
Michael Kors Holdings Ltd.*	24,401	809,625
NIKE, Inc., Class B	4,328	229,341
Ralph Lauren Corp.	3,831	259,742
Under Armour, Inc., Class A*	93,358	1,788,739
		3,087,447
Tobacco - 0.9%
Altria Group, Inc.	19,881	1,499,823
Philip Morris International, Inc.	19,081	2,285,904
Reynolds American, Inc.	34,974	2,352,001
		6,137,728
Trading Companies & Distributors - 0.2%
United Rentals, Inc.*	9,712	1,055,986

Water Utilities - 0.3%
American Water Works Co., Inc.	27,229	2,128,763

TOTAL COMMON STOCKS (Cost $548,974,966)		614,201,389

	Principal Amount ($)
SHORT-TERM INVESTMENT(a) - 2.6%
REPURCHASE AGREEMENT(d) - 2.6%
Repurchase Agreements with various counterparties, rates 0.60% - 0.81%, dated 5/31/2017, due 6/1/2017, total to be received $16,963,624 (Cost $16,963,251)	16,963,251	16,963,251

Total Investments - 97.6% (Cost $565,938,217)		631,164,640
Other Assets Less Liabilities - 2.4%		15,497,393
Net assets - 100.0%		646,662,033

*                 Non-income producing security.

(a)         All or a portion of this security is segregated in connection with obligations for swaps with a total value of $83,550,129.

(b)         Represents less than 0.05% of net assets.

(c)          Amount represents less than one share.

(d)         The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See “Repurchase Agreements” under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subjected to repurchase.

As of May 31, 2017, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$81,355,234
Aggregate gross unrealized depreciation	(17,339,836)
Net unrealized appreciation	$64,015,398
Federal income tax cost of investments	$567,149,242

See accompanying notes to the financial statements.

Swap Agreements(1)

Large Cap Core Plus had the following open swap agreements as of May 31, 2017:

Notional Amount at Value	Termination Date	Counterparty	Rate Paid (Received)(2)	Underlying Instrument	Unrealized Appreciation/ (Depreciation)(3)	Financial Instruments for the Benefit of (the Fund)/ the Counterparty	Cash Collateral for the Benefit of (the Fund)/ the Counterparty	Net Amount(4)
$(192,918,886)	11/6/2017	Goldman Sachs International	(1.05)%	Credit Suisse 130/30 Large Cap Index (short portion)	$(12,754,840)	$10,842,714	$1,912,126	$—

(271,728)	11/6/2018	Societe Generale	(0.79)%	Credit Suisse 130/30 Large Cap Index (short portion)	(24,971)
215,740,571	12/6/2017	Societe Generale	1.19%	Credit Suisse 130/30 Large Cap Index (long portion)	23,648,228
215,468,843					23,623,257	(23,623,257)	—	—
(245,889)	1/8/2018	UBS AG	(0.99)%	Credit Suisse 130/30 Large Cap Index (short portion)	(21,483)
10,163,069	11/6/2017	UBS AG	1.34%	Credit Suisse 130/30 Large Cap Index (long portion)	1,583,700
9,917,180					1,562,217	—	(1,400,000)	162,217

$32,467,137					$12,430,634

(1)             The Fund’s Swap Agreements are not accounted for as hedging instruments under ASC 815.

(2)             Reflects the floating financing rate, as of May 31, 2017, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions.

(3)             The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or “net” these amounts on its Statements of Assets and Liabilities.

(4)             Represents the “uncollateralized” amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum “thresholds” that would need to be exceeded prior to the movement of collateral.  To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

See accompanying notes to the financial statements.

S&P 500® Ex-Energy ETF

Schedule of Portfolio Investments

May 31, 2017

Investments	Shares	Value ($)

COMMON STOCKS - 99.5%

Aerospace & Defense - 2.5%
Arconic, Inc.	142	3,901
Boeing Co. (The)	184	34,524
General Dynamics Corp.	92	18,699
L3 Technologies, Inc.	25	4,215
Lockheed Martin Corp.	81	22,771
Northrop Grumman Corp.	56	14,516
Raytheon Co.	94	15,417
Rockwell Collins, Inc.	52	5,670
Textron, Inc.	87	4,159
TransDigm Group, Inc.	16	4,289
United Technologies Corp.	242	29,350
		157,511
Air Freight & Logistics - 0.7%
CH Robinson Worldwide, Inc.	46	3,083
Expeditors International of Washington, Inc.	58	3,096
FedEx Corp.	79	15,313
United Parcel Service, Inc., Class B	222	23,525
		45,017
Airlines - 0.7%
Alaska Air Group, Inc.	40	3,482
American Airlines Group, Inc.	163	7,891
Delta Air Lines, Inc.	236	11,595
Southwest Airlines Co.	198	11,898
United Continental Holdings, Inc.*	92	7,329
		42,195
Auto Components - 0.2%
BorgWarner, Inc.	64	2,721
Delphi Automotive plc	87	7,653
Goodyear Tire & Rubber Co. (The)	81	2,610
		12,984
Automobiles - 0.5%
Ford Motor Co.	1,259	14,000
General Motors Co.	440	14,929
Harley-Davidson, Inc.	57	3,022
		31,951
Banks - 6.4%
Bank of America Corp.	3,232	72,429
BB&T Corp.	261	10,871
Citigroup, Inc.	893	54,062
Citizens Financial Group, Inc.	164	5,592
Comerica, Inc.	57	3,908
Fifth Third Bancorp	242	5,745
Huntington Bancshares, Inc.	350	4,389
JPMorgan Chase & Co.	1,152	94,637
KeyCorp	346	6,045
M&T Bank Corp.	50	7,823
People’s United Financial, Inc.	102	1,690
PNC Financial Services Group, Inc. (The)	157	18,636
Regions Financial Corp.	389	5,384
SunTrust Banks, Inc.	158	8,432
US Bancorp	513	26,107
Wells Fargo & Co.	1,452	74,255
Zions Bancorp	65	2,605
		402,610
Beverages - 2.2%
Brown-Forman Corp., Class B	57	2,961
Coca-Cola Co. (The)	1,246	56,656
Constellation Brands, Inc., Class A	56	10,234
Dr Pepper Snapple Group, Inc.	59	5,476
Molson Coors Brewing Co., Class B	59	5,592
Monster Beverage Corp.*	130	6,573
PepsiCo, Inc.	460	53,760
		141,252
Biotechnology - 2.9%
AbbVie, Inc.	514	33,934
Alexion Pharmaceuticals, Inc.*	72	7,058
Amgen, Inc.	237	36,792
Biogen, Inc.*	70	17,344
Celgene Corp.*	251	28,717
Gilead Sciences, Inc.	421	27,319
Incyte Corp.*	57	7,372
Regeneron Pharmaceuticals, Inc.*	25	11,476
Vertex Pharmaceuticals, Inc.*	80	9,888
		179,900
Building Products - 0.3%
Allegion plc	31	2,438
Fortune Brands Home & Security, Inc.	49	3,092
Johnson Controls International plc	303	12,653
Masco Corp.	103	3,837
		22,020
Capital Markets - 2.9%
Affiliated Managers Group, Inc.	18	2,769
Ameriprise Financial, Inc.	50	6,040
Bank of New York Mellon Corp. (The)	335	15,785
BlackRock, Inc.	39	15,960
CBOE Holdings, Inc.	30	2,591
Charles Schwab Corp. (The)	392	15,190
CME Group, Inc.	110	12,902
E*TRADE Financial Corp.*	89	3,080
Franklin Resources, Inc.	111	4,639
Goldman Sachs Group, Inc. (The)	119	25,140
Intercontinental Exchange, Inc.	192	11,557
Invesco Ltd.	130	4,121
Moody’s Corp.	54	6,396
Morgan Stanley	463	19,326
Nasdaq, Inc.	37	2,503
Northern Trust Corp.	69	6,034
Raymond James Financial, Inc.	41	2,963
S&P Global, Inc.	83	11,853
State Street Corp.	116	9,449
T Rowe Price Group, Inc.	78	5,494
		183,792
Chemicals - 2.2%
Air Products & Chemicals, Inc.	70	10,084
Albemarle Corp.	36	4,090
CF Industries Holdings, Inc.	75	2,017
Dow Chemical Co. (The)	360	22,306
Eastman Chemical Co.	47	3,765
Ecolab, Inc.	85	11,291
EI du Pont de Nemours & Co.	279	22,019
FMC Corp.	43	3,241
International Flavors & Fragrances, Inc.	25	3,447
LyondellBasell Industries NV, Class A	106	8,535
Monsanto Co.	141	16,556
Mosaic Co. (The)	113	2,557
PPG Industries, Inc.	83	8,828
Praxair, Inc.	92	12,171
Sherwin-Williams Co. (The)	26	8,626
		139,533
Commercial Services & Supplies - 0.3%
Cintas Corp.	28	3,525
Republic Services, Inc.	74	4,707
Stericycle, Inc.*	27	2,208
Waste Management, Inc.	130	9,478
		19,918
Communications Equipment - 1.0%
Cisco Systems, Inc.	1,615	50,921
F5 Networks, Inc.*	21	2,691
Harris Corp.	40	4,486
Juniper Networks, Inc.	123	3,608
Motorola Solutions, Inc.	53	4,429
		66,135

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
Construction & Engineering - 0.1%
Fluor Corp.	45	2,019
Jacobs Engineering Group, Inc.	39	2,044
Quanta Services, Inc.*	49	1,502
		5,565
Construction Materials - 0.2%
Martin Marietta Materials, Inc.	20	4,482
Vulcan Materials Co.	43	5,360
		9,842
Consumer Finance - 0.7%
American Express Co.	244	18,773
Capital One Financial Corp.	155	11,923
Discover Financial Services	124	7,279
Navient Corp.	94	1,356
Synchrony Financial	248	6,659
		45,990
Containers & Packaging - 0.3%
Avery Dennison Corp.	29	2,444
Ball Corp.	112	4,581
International Paper Co.	133	7,033
Sealed Air Corp.	62	2,754
WestRock Co.	81	4,408
		21,220
Distributors - 0.1%
Genuine Parts Co.	48	4,446
LKQ Corp.*	99	3,117
		7,563
Diversified Consumer Services - 0.0%(a)
H&R Block, Inc.	67	1,778

Diversified Financial Services - 1.6%
Berkshire Hathaway, Inc., Class B*	612	101,151
Leucadia National Corp.	104	2,537
		103,688
Diversified Telecommunication Services - 2.3%
AT&T, Inc.	1,980	76,289
CenturyLink, Inc.	176	4,391
Level 3 Communications, Inc.*	94	5,595
Verizon Communications, Inc.	1,314	61,285
		147,560
Electric Utilities - 2.2%
Alliant Energy Corp.	73	3,027
American Electric Power Co., Inc.	159	11,413
Duke Energy Corp.	226	19,364
Edison International	105	8,565
Entergy Corp.	58	4,586
Eversource Energy	102	6,331
Exelon Corp.	299	10,857
FirstEnergy Corp.	143	4,181
NextEra Energy, Inc.	151	21,357
PG&E Corp.	163	11,146
Pinnacle West Capital Corp.	36	3,181
PPL Corp.	219	8,740
Southern Co. (The)	320	16,195
Xcel Energy, Inc.	164	7,857
		136,800
Electrical Equipment - 0.6%
Acuity Brands, Inc.	14	2,281
AMETEK, Inc.	74	4,515
Eaton Corp. plc	145	11,220
Emerson Electric Co.	208	12,297
Rockwell Automation, Inc.	41	6,508
		36,821
Electronic Equipment, Instruments & Components - 0.4%
Amphenol Corp., Class A	99	7,385
Corning, Inc.	299	8,701
FLIR Systems, Inc.	44	1,667
TE Connectivity Ltd.	115	9,068
		26,821
Equity Real Estate Investment Trusts (REITs) - 3.0%
Alexandria Real Estate Equities, Inc.	29	3,384
American Tower Corp.	138	18,104
Apartment Investment & Management Co., Class A	51	2,189
AvalonBay Communities, Inc.	44	8,415
Boston Properties, Inc.	50	6,066
Crown Castle International Corp.	116	11,791
Digital Realty Trust, Inc.	51	6,028
Equinix, Inc.	23	10,143
Equity Residential	118	7,681
Essex Property Trust, Inc.	21	5,395
Extra Space Storage, Inc.	41	3,176
Federal Realty Investment Trust	23	2,823
GGP, Inc.	188	4,189
HCP, Inc.	151	4,732
Host Hotels & Resorts, Inc.	238	4,282
Iron Mountain, Inc.	79	2,759
Kimco Realty Corp.	137	2,403
Macerich Co. (The)	39	2,239
Mid-America Apartment Communities, Inc.	37	3,772
Prologis, Inc.	171	9,497
Public Storage	48	10,337
Realty Income Corp.	87	4,779
Regency Centers Corp.	47	2,860
Simon Property Group, Inc.	103	15,888
SL Green Realty Corp.	32	3,233
UDR, Inc.	86	3,320
Ventas, Inc.	114	7,580
Vornado Realty Trust	56	5,163
Welltower, Inc.	117	8,487
Weyerhaeuser Co.	241	7,943
		188,658
Food & Staples Retailing - 2.1%
Costco Wholesale Corp.	142	25,621
CVS Health Corp.	331	25,431
Kroger Co. (The)	298	8,874
Sysco Corp.	160	8,730
Walgreens Boots Alliance, Inc.	275	22,280
Wal-Mart Stores, Inc.	486	38,200
Whole Foods Market, Inc.	103	3,604
		132,740
Food Products - 1.6%
Archer-Daniels-Midland Co.	184	7,651
Campbell Soup Co.	62	3,574
Conagra Brands, Inc.	133	5,126
General Mills, Inc.	187	10,610
Hershey Co. (The)	45	5,187
Hormel Foods Corp.	87	2,926
JM Smucker Co. (The)	38	4,858
Kellogg Co.	82	5,871
Kraft Heinz Co. (The)	192	17,702
McCormick & Co., Inc. (Non-Voting)	37	3,854
Mead Johnson Nutrition Co.	59	5,276
Mondelez International, Inc., Class A	492	22,922
Tyson Foods, Inc., Class A	93	5,333
		100,890
Health Care Equipment & Supplies - 2.9%
Abbott Laboratories	557	25,433
Baxter International, Inc.	157	9,312
Becton Dickinson and Co.	73	13,814
Boston Scientific Corp.*	440	11,893
Cooper Cos., Inc. (The)	16	3,500
CR Bard, Inc.	23	7,071
Danaher Corp.	197	16,733
DENTSPLY SIRONA, Inc.	74	4,700
Edwards Lifesciences Corp.*	69	7,940
Hologic, Inc.*	90	3,898
IDEXX Laboratories, Inc.*	28	4,715
Intuitive Surgical, Inc.*	12	10,976
Medtronic plc	441	37,167
Stryker Corp.	100	14,296
Varian Medical Systems, Inc.*	30	2,970

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
Zimmer Biomet Holdings, Inc.	65	7,749
		182,167
Health Care Providers & Services - 2.9%
Aetna, Inc.	107	15,500
AmerisourceBergen Corp.	53	4,864
Anthem, Inc.	85	15,500
Cardinal Health, Inc.	102	7,578
Centene Corp.*	55	3,995
Cigna Corp.	83	13,382
DaVita, Inc.*	50	3,313
Envision Healthcare Corp.*	38	2,075
Express Scripts Holding Co.*	195	11,651
HCA Healthcare, Inc.*	93	7,618
Henry Schein, Inc.*	26	4,783
Humana, Inc.	48	11,148
Laboratory Corp. of America Holdings*	33	4,587
McKesson Corp.	68	11,090
Patterson Cos., Inc.	27	1,192
Quest Diagnostics, Inc.	44	4,786
UnitedHealth Group, Inc.	307	53,780
Universal Health Services, Inc., Class B	29	3,296
		180,138
Health Care Technology - 0.1%
Cerner Corp.*	95	6,208

Hotels, Restaurants & Leisure - 1.9%
Carnival Corp.	135	8,649
Chipotle Mexican Grill, Inc.*	9	4,296
Darden Restaurants, Inc.	40	3,557
Marriott International, Inc., Class A	101	10,873
McDonald’s Corp.	264	39,835
Royal Caribbean Cruises Ltd.	54	5,950
Starbucks Corp.	470	29,897
Wyndham Worldwide Corp.	34	3,434
Wynn Resorts Ltd.	26	3,346
Yum Brands, Inc.	108	7,845
		117,682
Household Durables - 0.5%
DR Horton, Inc.	110	3,596
Garmin Ltd.	37	1,926
Leggett & Platt, Inc.	43	2,237
Lennar Corp., Class A	66	3,386
Mohawk Industries, Inc.*	20	4,786
Newell Brands, Inc.	156	8,260
PulteGroup, Inc.	92	2,086
Whirlpool Corp.	24	4,453
		30,730
Household Products - 1.9%
Church & Dwight Co., Inc.	82	4,236
Clorox Co. (The)	41	5,565
Colgate-Palmolive Co.	285	21,763
Kimberly-Clark Corp.	115	14,919
Procter & Gamble Co. (The)	824	72,586
		119,069
Independent Power and Renewable Electricity Producers - 0.1%
AES Corp.	213	2,488
NRG Energy, Inc.	102	1,638
		4,126
Industrial Conglomerates - 2.5%
3M Co.	192	39,258
General Electric Co.	2,813	77,020
Honeywell International, Inc.	245	32,582
Roper Technologies, Inc.	33	7,498
		156,358
Insurance - 2.8%
Aflac, Inc.	129	9,724
Allstate Corp. (The)	118	10,188
American International Group, Inc.	284	18,071
Aon plc	85	11,127
Arthur J Gallagher & Co.	58	3,290
Assurant, Inc.	18	1,764
Chubb Ltd.	150	21,479
Cincinnati Financial Corp.	48	3,364
Hartford Financial Services Group, Inc. (The)	121	5,976
Lincoln National Corp.	73	4,744
Loews Corp.	89	4,197
Marsh & McLennan Cos., Inc.	166	12,875
MetLife, Inc.	351	17,757
Principal Financial Group, Inc.	86	5,410
Progressive Corp. (The)	187	7,934
Prudential Financial, Inc.	139	14,574
Torchmark Corp.	35	2,642
Travelers Cos., Inc. (The)	90	11,237
Unum Group	74	3,329
Willis Towers Watson plc	41	6,012
XL Group Ltd.	85	3,714
		179,408
Internet & Direct Marketing Retail - 3.0%
Amazon.com, Inc.*	128	127,311
Expedia, Inc.	39	5,607
Netflix, Inc.*	139	22,667
Priceline Group, Inc. (The)*	16	30,034
TripAdvisor, Inc.*	36	1,386
		187,005
Internet Software & Services - 5.3%
Akamai Technologies, Inc.*	56	2,640
Alphabet, Inc., Class A*	96	94,761
Alphabet, Inc., Class C*	95	91,662
eBay, Inc.*	326	11,182
Facebook, Inc., Class A*	759	114,958
VeriSign, Inc.*	29	2,615
Yahoo!, Inc.*	283	14,240
		332,058
IT Services - 4.1%
Accenture plc, Class A	201	25,018
Alliance Data Systems Corp.	18	4,340
Automatic Data Processing, Inc.	145	14,844
Cognizant Technology Solutions Corp., Class A	196	13,114
CSRA, Inc.	47	1,418
DXC Technology Co.*	91	7,054
Fidelity National Information Services, Inc.	106	9,102
Fiserv, Inc.*	69	8,644
Gartner, Inc.*	29	3,468
Global Payments, Inc.	49	4,489
International Business Machines Corp.	277	42,279
Mastercard, Inc., Class A	304	37,356
Paychex, Inc.	103	6,101
PayPal Holdings, Inc.*	362	18,900
Teradata Corp.*	42	1,145
Total System Services, Inc.	53	3,156
Visa, Inc., Class A	599	57,043
Western Union Co. (The)	155	2,948
		260,419
Leisure Products - 0.1%
Hasbro, Inc.	36	3,790
Mattel, Inc.	110	2,520
		6,310
Life Sciences Tools & Services - 0.8%
Agilent Technologies, Inc.	104	6,275
Illumina, Inc.*	47	8,336
Mettler-Toledo International, Inc.*	8	4,663
PerkinElmer, Inc.	35	2,207
Thermo Fisher Scientific, Inc.	126	21,772
Waters Corp.*	26	4,670
		47,923

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
Machinery - 1.6%
Caterpillar, Inc.	189	19,926
Cummins, Inc.	50	7,885
Deere & Co.	94	11,511
Dover Corp.	50	4,128
Flowserve Corp.	42	2,037
Fortive Corp.	97	6,058
Illinois Tool Works, Inc.	101	14,263
Ingersoll-Rand plc	84	7,526
PACCAR, Inc.	113	7,115
Parker-Hannifin Corp.	43	6,771
Pentair plc	54	3,576
Snap-on, Inc.	19	3,072
Stanley Black & Decker, Inc.	49	6,744
Xylem, Inc.	58	3,024
		103,636
Media - 3.3%
CBS Corp. (Non-Voting), Class B	120	7,333
Charter Communications, Inc., Class A*	69	23,843
Comcast Corp., Class A	1,526	63,619
Discovery Communications, Inc., Class A*	49	1,299
Discovery Communications, Inc., Class C*	70	1,808
DISH Network Corp., Class A*	73	4,655
Interpublic Group of Cos., Inc. (The)	127	3,166
News Corp., Class A	123	1,646
News Corp., Class B	39	534
Omnicom Group, Inc.	76	6,363
Scripps Networks Interactive, Inc., Class A	31	2,053
TEGNA, Inc.	69	1,638
Time Warner, Inc.	250	24,873
Twenty-First Century Fox, Inc., Class A	339	9,194
Twenty-First Century Fox, Inc., Class B	157	4,223
Viacom, Inc., Class B	112	3,896
Walt Disney Co. (The)	469	50,624
		210,767
Metals & Mining - 0.3%
Freeport-McMoRan, Inc.*	429	4,929
Newmont Mining Corp.	171	5,840
Nucor Corp.	103	5,984
		16,753
Multiline Retail - 0.4%
Dollar General Corp.	82	6,018
Dollar Tree, Inc.*	76	5,905
Kohl’s Corp.	57	2,190
Macy’s, Inc.	98	2,303
Nordstrom, Inc.	37	1,547
Target Corp.	179	9,872
		27,835
Multi-Utilities - 1.1%
Ameren Corp.	78	4,427
CenterPoint Energy, Inc.	139	3,977
CMS Energy Corp.	90	4,267
Consolidated Edison, Inc.	98	8,113
Dominion Energy, Inc.	203	16,396
DTE Energy Co.	58	6,352
NiSource, Inc.	104	2,711
Public Service Enterprise Group, Inc.	163	7,320
SCANA Corp.	46	3,137
Sempra Energy	81	9,436
WEC Energy Group, Inc.	102	6,402
		72,538
Personal Products - 0.2%
Coty, Inc., Class A	152	2,879
Estee Lauder Cos., Inc. (The), Class A	72	6,778
		9,657
Pharmaceuticals - 5.3%
Allergan plc	108	24,165
Bristol-Myers Squibb Co.	539	29,079
Eli Lilly & Co.	313	24,905
Johnson & Johnson	875	112,219
Mallinckrodt plc*	34	1,467
Merck & Co., Inc.	885	57,622
Mylan NV*	148	5,769
Perrigo Co. plc	46	3,351
Pfizer, Inc.	1,919	62,655
Zoetis, Inc.	159	9,903
		331,135
Professional Services - 0.2%
Equifax, Inc.	39	5,335
Nielsen Holdings plc	108	4,156
Robert Half International, Inc.	41	1,906
Verisk Analytics, Inc.*	50	4,045
		15,442
Real Estate Management & Development - 0.1%
CBRE Group, Inc., Class A*	97	3,383

Road & Rail - 1.0%
CSX Corp.	299	16,197
JB Hunt Transport Services, Inc.	28	2,391
Kansas City Southern	34	3,237
Norfolk Southern Corp.	94	11,659
Ryder System, Inc.	17	1,129
Union Pacific Corp.	262	28,898
		63,511
Semiconductors & Semiconductor Equipment - 3.8%
Advanced Micro Devices, Inc.*	249	2,786
Analog Devices, Inc.	116	9,959
Applied Materials, Inc.	348	15,966
Broadcom Ltd.	129	30,893
Intel Corp.	1,524	55,032
KLA-Tencor Corp.	51	5,304
Lam Research Corp.	53	8,224
Microchip Technology, Inc.	70	5,831
Micron Technology, Inc.*	334	10,277
NVIDIA Corp.	190	27,426
Qorvo, Inc.*	41	3,196
QUALCOMM, Inc.	476	27,261
Skyworks Solutions, Inc.	60	6,386
Texas Instruments, Inc.	322	26,562
Xilinx, Inc.	80	5,337
		240,440
Software - 5.1%
Activision Blizzard, Inc.	223	13,063
Adobe Systems, Inc.*	160	22,698
Autodesk, Inc.*	63	7,041
CA, Inc.	101	3,209
Citrix Systems, Inc.*	50	4,127
Electronic Arts, Inc.*	99	11,220
Intuit, Inc.	78	10,970
Microsoft Corp.	2,492	174,041
Oracle Corp.	966	43,847
Red Hat, Inc.*	57	5,105
salesforce.com, Inc.*	211	18,914
Symantec Corp.	200	6,062
Synopsys, Inc.*	49	3,669
		323,966
Specialty Retail - 2.5%
Advance Auto Parts, Inc.	24	3,207
AutoNation, Inc.*	21	830
AutoZone, Inc.*	9	5,453
Bed Bath & Beyond, Inc.	48	1,652
Best Buy Co., Inc.	87	5,167
CarMax, Inc.*	60	3,770

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
Foot Locker, Inc.	43	2,555
Gap, Inc. (The)	71	1,598
Home Depot, Inc. (The)	393	60,329
L Brands, Inc.	77	3,973
Lowe’s Cos., Inc.	279	21,977
O’Reilly Automotive, Inc.*	30	7,262
Ross Stores, Inc.	127	8,118
Signet Jewelers Ltd.	22	1,058
Staples, Inc.	210	1,907
Tiffany & Co.	35	3,044
TJX Cos., Inc. (The)	210	15,794
Tractor Supply Co.	42	2,316
Ulta Beauty, Inc.*	19	5,792
		155,802
Technology Hardware, Storage & Peripherals - 4.7%
Apple, Inc.	1,692	258,470
Hewlett Packard Enterprise Co.	537	10,101
HP, Inc.	546	10,243
NetApp, Inc.	87	3,523
Seagate Technology plc	95	4,139
Western Digital Corp.	93	8,376
Xerox Corp.	275	1,944
		296,796
Textiles, Apparel & Luxury Goods - 0.7%
Coach, Inc.	90	4,159
Hanesbrands, Inc.	122	2,519
Michael Kors Holdings Ltd.*	52	1,725
NIKE, Inc., Class B	427	22,627
PVH Corp.	26	2,755
Ralph Lauren Corp.	18	1,220
Under Armour, Inc., Class A*	59	1,130
Under Armour, Inc., Class C*	59	1,052
VF Corp.	107	5,757
		42,944
Tobacco - 2.0%
Altria Group, Inc.	625	47,150
Philip Morris International, Inc.	500	59,900
Reynolds American, Inc.	267	17,956
		125,006
Trading Companies & Distributors - 0.2%
Fastenal Co.	93	4,015
United Rentals, Inc.*	27	2,935
WW Grainger, Inc.	17	2,929
		9,879
Water Utilities - 0.1%
American Water Works Co., Inc.	57	4,456

TOTAL COMMON STOCKS (Cost $5,619,298)		6,274,301

	Principal Amount ($)
SHORT-TERM INVESTMENT - 0.3%
REPURCHASE AGREEMENT(b) - 0.3%
Repurchase Agreements with various counterparties, rates 0.60% - 0.81%, dated 5/31/2017, due 6/1/2017, total to be received $20,493 (Cost $20,493)	20,493	20,493

Total Investments - 99.8% (Cost $5,639,791)		6,294,794
Other Assets Less Liabilities - 0.2%		10,198
Net assets - 100.0%		6,304,992

*                 Non-income producing security.

(a)         Represents less than 0.05% of net assets.

(b)         The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See “Repurchase Agreements” under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subjected to repurchase.

As of May 31, 2017, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$825,630
Aggregate gross unrealized depreciation	(172,542)
Net unrealized appreciation	$653,088
Federal income tax cost of investments	$5,641,706

See accompanying notes to the financial statements.

S&P 500® Ex-Financials ETF

Schedule of Portfolio Investments

May 31, 2017

Investments	Shares	Value ($)

COMMON STOCKS - 99.5%

Aerospace & Defense - 2.8%
Arconic, Inc.	31	852
Boeing Co. (The)	41	7,693
General Dynamics Corp.	20	4,065
L3 Technologies, Inc.	6	1,011
Lockheed Martin Corp.	18	5,060
Northrop Grumman Corp.	12	3,111
Raytheon Co.	21	3,444
Rockwell Collins, Inc.	12	1,309
Textron, Inc.	19	908
TransDigm Group, Inc.	4	1,072
United Technologies Corp.	53	6,428
		34,953
Air Freight & Logistics - 0.8%
CH Robinson Worldwide, Inc.	10	670
Expeditors International of Washington, Inc.	13	694
FedEx Corp.	17	3,295
United Parcel Service, Inc., Class B	49	5,193
		9,852
Airlines - 0.7%
Alaska Air Group, Inc.	9	783
American Airlines Group, Inc.	36	1,743
Delta Air Lines, Inc.	52	2,555
Southwest Airlines Co.	44	2,644
United Continental Holdings, Inc.*	20	1,593
		9,318
Auto Components - 0.2%
BorgWarner, Inc.	14	595
Delphi Automotive plc	19	1,672
Goodyear Tire & Rubber Co. (The)	18	580
		2,847
Automobiles - 0.6%
Ford Motor Co.	279	3,103
General Motors Co.	97	3,291
Harley-Davidson, Inc.	13	689
		7,083
Beverages - 2.5%
Brown-Forman Corp., Class B	13	675
Coca-Cola Co. (The)	276	12,550
Constellation Brands, Inc., Class A	12	2,193
Dr Pepper Snapple Group, Inc.	13	1,207
Molson Coors Brewing Co., Class B	13	1,232
Monster Beverage Corp.*	29	1,466
PepsiCo, Inc.	102	11,921
		31,244
Biotechnology - 3.2%
AbbVie, Inc.	114	7,526
Alexion Pharmaceuticals, Inc.*	16	1,568
Amgen, Inc.	53	8,228
Biogen, Inc.*	15	3,717
Celgene Corp.*	56	6,407
Gilead Sciences, Inc.	93	6,035
Incyte Corp.*	13	1,681
Regeneron Pharmaceuticals, Inc.*	5	2,295
Vertex Pharmaceuticals, Inc.*	18	2,225
		39,682
Building Products - 0.4%
Allegion plc	7	550
Fortune Brands Home & Security, Inc.	11	694
Johnson Controls International plc	67	2,798
Masco Corp.	23	857
		4,899
Chemicals - 2.5%
Air Products & Chemicals, Inc.	16	2,305
Albemarle Corp.	8	909
CF Industries Holdings, Inc.	17	457
Dow Chemical Co. (The)	80	4,957
Eastman Chemical Co.	10	801
Ecolab, Inc.	19	2,524
EI du Pont de Nemours & Co.	62	4,893
FMC Corp.	10	754
International Flavors & Fragrances, Inc.	6	827
LyondellBasell Industries NV, Class A	24	1,932
Monsanto Co.	31	3,640
Mosaic Co. (The)	25	566
PPG Industries, Inc.	18	1,914
Praxair, Inc.	20	2,646
Sherwin-Williams Co. (The)	6	1,991
		31,116
Commercial Services & Supplies - 0.4%
Cintas Corp.	6	755
Republic Services, Inc.	16	1,018
Stericycle, Inc.*	6	491
Waste Management, Inc.	29	2,114
		4,378
Communications Equipment - 1.2%
Cisco Systems, Inc.	357	11,256
F5 Networks, Inc.*	5	641
Harris Corp.	9	1,009
Juniper Networks, Inc.	27	792
Motorola Solutions, Inc.	12	1,003
		14,701
Construction & Engineering - 0.1%
Fluor Corp.	10	449
Jacobs Engineering Group, Inc.	9	472
Quanta Services, Inc.*	11	337
		1,258
Construction Materials - 0.2%
Martin Marietta Materials, Inc.	5	1,120
Vulcan Materials Co.	9	1,122
		2,242
Containers & Packaging - 0.4%
Avery Dennison Corp.	6	506
Ball Corp.	24	982
International Paper Co.	29	1,533
Sealed Air Corp.	14	622
WestRock Co.	18	979
		4,622
Distributors - 0.1%
Genuine Parts Co.	11	1,019
LKQ Corp.*	22	693
		1,712
Diversified Consumer Services - 0.0%(a)
H&R Block, Inc.	15	398

Diversified Telecommunication Services - 2.6%
AT&T, Inc.	438	16,876
CenturyLink, Inc.	39	973
Level 3 Communications, Inc.*	21	1,250
Verizon Communications, Inc.	291	13,572
		32,671
Electric Utilities - 2.4%
Alliant Energy Corp.	16	663
American Electric Power Co., Inc.	35	2,512
Duke Energy Corp.	50	4,284
Edison International	23	1,876
Entergy Corp.	13	1,028
Eversource Energy	23	1,428
Exelon Corp.	66	2,396
FirstEnergy Corp.	32	936
NextEra Energy, Inc.	33	4,667
PG&E Corp.	36	2,462
Pinnacle West Capital Corp.	8	707
PPL Corp.	49	1,956
Southern Co. (The)	71	3,593

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
Xcel Energy, Inc.	36	1,725
		30,233
Electrical Equipment - 0.7%
Acuity Brands, Inc.	3	489
AMETEK, Inc.	16	976
Eaton Corp. plc	32	2,476
Emerson Electric Co.	46	2,720
Rockwell Automation, Inc.	9	1,428
		8,089
Electronic Equipment, Instruments & Components - 0.5%
Amphenol Corp., Class A	22	1,641
Corning, Inc.	66	1,921
FLIR Systems, Inc.	10	379
TE Connectivity Ltd.	25	1,971
		5,912
Energy Equipment & Services - 1.1%
Baker Hughes, Inc.	30	1,655
Halliburton Co.	62	2,802
Helmerich & Payne, Inc.	8	421
National Oilwell Varco, Inc.	27	882
Schlumberger Ltd.	99	6,889
TechnipFMC plc*	33	955
Transocean Ltd.*	28	255
		13,859
Food & Staples Retailing - 2.4%
Costco Wholesale Corp.	31	5,593
CVS Health Corp.	73	5,609
Kroger Co. (The)	66	1,965
Sysco Corp.	35	1,910
Walgreens Boots Alliance, Inc.	61	4,942
Wal-Mart Stores, Inc.	107	8,410
Whole Foods Market, Inc.	23	805
		29,234
Food Products - 1.8%
Archer-Daniels-Midland Co.	41	1,705
Campbell Soup Co.	14	807
Conagra Brands, Inc.	30	1,156
General Mills, Inc.	41	2,326
Hershey Co. (The)	10	1,153
Hormel Foods Corp.	19	639
JM Smucker Co. (The)	8	1,023
Kellogg Co.	18	1,289
Kraft Heinz Co. (The)	43	3,965
McCormick & Co., Inc. (Non-Voting)	8	833
Mead Johnson Nutrition Co.	13	1,162
Mondelez International, Inc., Class A	109	5,078
Tyson Foods, Inc., Class A	20	1,147
		22,283
Health Care Equipment & Supplies - 3.3%
Abbott Laboratories	123	5,616
Baxter International, Inc.	35	2,076
Becton Dickinson and Co.	16	3,028
Boston Scientific Corp.*	97	2,622
Cooper Cos., Inc. (The)	3	656
CR Bard, Inc.	5	1,537
Danaher Corp.	44	3,738
DENTSPLY SIRONA, Inc.	16	1,016
Edwards Lifesciences Corp.*	15	1,726
Hologic, Inc.*	20	866
IDEXX Laboratories, Inc.*	6	1,010
Intuitive Surgical, Inc.*	3	2,744
Medtronic plc	98	8,260
Stryker Corp.	22	3,145
Varian Medical Systems, Inc.*	7	693
Zimmer Biomet Holdings, Inc.	14	1,669
		40,402
Health Care Providers & Services - 3.2%
Aetna, Inc.	24	3,477
AmerisourceBergen Corp.	12	1,101
Anthem, Inc.	19	3,465
Cardinal Health, Inc.	23	1,709
Centene Corp.*	12	871
Cigna Corp.	18	2,902
DaVita, Inc.*	11	729
Envision Healthcare Corp.*	8	437
Express Scripts Holding Co.*	43	2,569
HCA Healthcare, Inc.*	21	1,720
Henry Schein, Inc.*	6	1,104
Humana, Inc.	11	2,555
Laboratory Corp. of America Holdings*	7	973
McKesson Corp.	15	2,446
Patterson Cos., Inc.	6	265
Quest Diagnostics, Inc.	10	1,088
UnitedHealth Group, Inc.	68	11,912
Universal Health Services, Inc., Class B	6	682
		40,005
Health Care Technology - 0.1%
Cerner Corp.*	21	1,372

Hotels, Restaurants & Leisure - 2.1%
Carnival Corp.	30	1,922
Chipotle Mexican Grill, Inc.*	2	955
Darden Restaurants, Inc.	9	800
Marriott International, Inc., Class A	22	2,368
McDonald’s Corp.	58	8,752
Royal Caribbean Cruises Ltd.	12	1,322
Starbucks Corp.	104	6,616
Wyndham Worldwide Corp.	7	707
Wynn Resorts Ltd.	6	772
Yum Brands, Inc.	24	1,743
		25,957
Household Durables - 0.5%
DR Horton, Inc.	24	785
Garmin Ltd.	8	416
Leggett & Platt, Inc.	10	520
Lennar Corp., Class A	14	718
Mohawk Industries, Inc.*	4	957
Newell Brands, Inc.	34	1,800
PulteGroup, Inc.	20	454
Whirlpool Corp.	5	928
		6,578
Household Products - 2.1%
Church & Dwight Co., Inc.	18	930
Clorox Co. (The)	9	1,222
Colgate-Palmolive Co.	63	4,811
Kimberly-Clark Corp.	25	3,243
Procter & Gamble Co. (The)	182	16,032
		26,238
Independent Power and Renewable Electricity Producers - 0.1%
AES Corp.	47	549
NRG Energy, Inc.	23	369
		918
Industrial Conglomerates - 2.8%
3M Co.	43	8,792
General Electric Co.	623	17,058
Honeywell International, Inc.	54	7,182
Roper Technologies, Inc.	7	1,590
		34,622
Internet & Direct Marketing Retail - 3.4%
Amazon.com, Inc.*	28	27,849
Expedia, Inc.	9	1,294
Netflix, Inc.*	31	5,055
Priceline Group, Inc. (The)*	4	7,509
TripAdvisor, Inc.*	8	308
		42,015
Internet Software & Services - 5.9%
Akamai Technologies, Inc.*	12	566
Alphabet, Inc., Class A*	21	20,729
Alphabet, Inc., Class C*	21	20,262
eBay, Inc.*	72	2,470

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
Facebook, Inc., Class A*	168	25,445
VeriSign, Inc.*	6	541
Yahoo!, Inc.*	63	3,170
		73,183
IT Services - 4.6%
Accenture plc, Class A	44	5,477
Alliance Data Systems Corp.	4	964
Automatic Data Processing, Inc.	32	3,276
Cognizant Technology Solutions Corp., Class A	43	2,877
CSRA, Inc.	10	302
DXC Technology Co.*	20	1,550
Fidelity National Information Services, Inc.	23	1,975
Fiserv, Inc.*	15	1,879
Gartner, Inc.*	6	718
Global Payments, Inc.	11	1,008
International Business Machines Corp.	61	9,310
Mastercard, Inc., Class A	67	8,233
Paychex, Inc.	23	1,362
PayPal Holdings, Inc.*	80	4,177
Teradata Corp.*	9	245
Total System Services, Inc.	12	715
Visa, Inc., Class A	133	12,666
Western Union Co. (The)	34	647
		57,381
Leisure Products - 0.1%
Hasbro, Inc.	8	842
Mattel, Inc.	24	550
		1,392
Life Sciences Tools & Services - 0.9%
Agilent Technologies, Inc.	23	1,388
Illumina, Inc.*	10	1,773
Mettler-Toledo International, Inc.*	2	1,166
PerkinElmer, Inc.	8	504
Thermo Fisher Scientific, Inc.	28	4,838
Waters Corp.*	6	1,078
		10,747
Machinery - 1.9%
Caterpillar, Inc.	42	4,428
Cummins, Inc.	11	1,735
Deere & Co.	21	2,572
Dover Corp.	11	908
Flowserve Corp.	9	436
Fortive Corp.	21	1,311
Illinois Tool Works, Inc.	22	3,107
Ingersoll-Rand plc	19	1,702
PACCAR, Inc.	25	1,574
Parker-Hannifin Corp.	10	1,575
Pentair plc	12	795
Snap-on, Inc.	4	647
Stanley Black & Decker, Inc.	11	1,514
Xylem, Inc.	13	678
		22,982
Media - 3.8%
CBS Corp. (Non-Voting), Class B	27	1,650
Charter Communications, Inc., Class A*	15	5,183
Comcast Corp., Class A	338	14,091
Discovery Communications, Inc., Class A*	11	292
Discovery Communications, Inc., Class C*	15	387
DISH Network Corp., Class A*	16	1,020
Interpublic Group of Cos., Inc. (The)	28	698
News Corp., Class A	27	361
News Corp., Class B	9	123
Omnicom Group, Inc.	17	1,423
Scripps Networks Interactive, Inc., Class A	7	464
TEGNA, Inc.	15	356
Time Warner, Inc.	55	5,472
Twenty-First Century Fox, Inc., Class A	75	2,034
Twenty-First Century Fox, Inc., Class B	35	942
Viacom, Inc., Class B	25	870
Walt Disney Co. (The)	104	11,226
		46,592
Metals & Mining - 0.3%
Freeport-McMoRan, Inc.*	95	1,092
Newmont Mining Corp.	38	1,298
Nucor Corp.	23	1,336
		3,726
Multiline Retail - 0.5%
Dollar General Corp.	18	1,321
Dollar Tree, Inc.*	17	1,321
Kohl’s Corp.	13	500
Macy’s, Inc.	22	517
Nordstrom, Inc.	8	334
Target Corp.	40	2,206
		6,199
Multi-Utilities - 1.3%
Ameren Corp.	17	965
CenterPoint Energy, Inc.	31	887
CMS Energy Corp.	20	948
Consolidated Edison, Inc.	22	1,821
Dominion Energy, Inc.	45	3,635
DTE Energy Co.	13	1,424
NiSource, Inc.	23	599
Public Service Enterprise Group, Inc.	36	1,617
SCANA Corp.	10	682
Sempra Energy	18	2,097
WEC Energy Group, Inc.	23	1,443
		16,118
Oil, Gas & Consumable Fuels - 6.0%
Anadarko Petroleum Corp.	40	2,021
Apache Corp.	27	1,263
Cabot Oil & Gas Corp.	34	755
Chesapeake Energy Corp.*	54	273
Chevron Corp.	135	13,970
Cimarex Energy Co.	7	753
Concho Resources, Inc.*	11	1,395
ConocoPhillips	88	3,933
Devon Energy Corp.	37	1,257
EOG Resources, Inc.	41	3,703
EQT Corp.	12	663
Exxon Mobil Corp.	296	23,828
Hess Corp.	19	872
Kinder Morgan, Inc.	137	2,570
Marathon Oil Corp.	60	781
Marathon Petroleum Corp.	38	1,978
Murphy Oil Corp.	12	293
Newfield Exploration Co.*	14	455
Noble Energy, Inc.	31	889
Occidental Petroleum Corp.	55	3,241
ONEOK, Inc.	15	745
Phillips 66	31	2,359
Pioneer Natural Resources Co.	12	2,002
Range Resources Corp.	13	300
Tesoro Corp.	8	666
Valero Energy Corp.	32	1,967
Williams Cos., Inc. (The)	59	1,687
		74,619
Personal Products - 0.2%
Coty, Inc., Class A	34	644
Estee Lauder Cos., Inc. (The), Class A	16	1,506
		2,150
Pharmaceuticals - 5.9%
Allergan plc	24	5,370

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
Bristol-Myers Squibb Co.	119	6,420
Eli Lilly & Co.	69	5,490
Johnson & Johnson	194	24,880
Mallinckrodt plc*	7	302
Merck & Co., Inc.	196	12,762
Mylan NV*	33	1,286
Perrigo Co. plc	10	729
Pfizer, Inc.	425	13,876
Zoetis, Inc.	35	2,180
		73,295
Professional Services - 0.3%
Equifax, Inc.	9	1,231
Nielsen Holdings plc	24	924
Robert Half International, Inc.	9	418
Verisk Analytics, Inc.*	11	890
		3,463
Road & Rail - 1.1%
CSX Corp.	66	3,575
JB Hunt Transport Services, Inc.	6	512
Kansas City Southern	8	762
Norfolk Southern Corp.	21	2,605
Ryder System, Inc.	4	266
Union Pacific Corp.	58	6,397
		14,117
Semiconductors & Semiconductor Equipment - 4.3%
Advanced Micro Devices, Inc.*	55	615
Analog Devices, Inc.	25	2,148
Applied Materials, Inc.	77	3,533
Broadcom Ltd.	29	6,945
Intel Corp.	337	12,169
KLA-Tencor Corp.	11	1,144
Lam Research Corp.	12	1,862
Microchip Technology, Inc.	15	1,249
Micron Technology, Inc.*	74	2,277
NVIDIA Corp.	42	6,063
Qorvo, Inc.*	9	702
QUALCOMM, Inc.	105	6,013
Skyworks Solutions, Inc.	13	1,384
Texas Instruments, Inc.	71	5,857
Xilinx, Inc.	18	1,201
		53,162
Software - 5.8%
Activision Blizzard, Inc.	49	2,870
Adobe Systems, Inc.*	35	4,965
Autodesk, Inc.*	14	1,565
CA, Inc.	22	699
Citrix Systems, Inc.*	11	908
Electronic Arts, Inc.*	22	2,493
Intuit, Inc.	17	2,391
Microsoft Corp.	551	38,482
Oracle Corp.	214	9,713
Red Hat, Inc.*	13	1,164
salesforce.com, Inc.*	47	4,213
Symantec Corp.	44	1,334
Synopsys, Inc.*	11	824
		71,621
Specialty Retail - 2.8%
Advance Auto Parts, Inc.	5	668
AutoNation, Inc.*	5	198
AutoZone, Inc.*	2	1,212
Bed Bath & Beyond, Inc.	11	378
Best Buy Co., Inc.	19	1,128
CarMax, Inc.*	13	817
Foot Locker, Inc.	9	535
Gap, Inc. (The)	16	360
Home Depot, Inc. (The)	87	13,355
L Brands, Inc.	17	877
Lowe’s Cos., Inc.	62	4,884
O’Reilly Automotive, Inc.*	7	1,695
Ross Stores, Inc.	28	1,790
Signet Jewelers Ltd.	5	240
Staples, Inc.	46	418
Tiffany & Co.	8	696
TJX Cos., Inc. (The)	47	3,535
Tractor Supply Co.	9	496
Ulta Beauty, Inc.*	4	1,219
		34,501
Technology Hardware, Storage & Peripherals - 5.3%
Apple, Inc.	374	57,132
Hewlett Packard Enterprise Co.	119	2,239
HP, Inc.	121	2,270
NetApp, Inc.	19	770
Seagate Technology plc	21	915
Western Digital Corp.	21	1,891
Xerox Corp.	61	431
		65,648
Textiles, Apparel & Luxury Goods - 0.8%
Coach, Inc.	20	924
Hanesbrands, Inc.	27	558
Michael Kors Holdings Ltd.*	12	398
NIKE, Inc., Class B	95	5,034
PVH Corp.	6	636
Ralph Lauren Corp.	4	271
Under Armour, Inc., Class A*	13	249
Under Armour, Inc., Class C*	13	232
VF Corp.	24	1,291
		9,593
Tobacco - 2.2%
Altria Group, Inc.	138	10,410
Philip Morris International, Inc.	111	13,298
Reynolds American, Inc.	59	3,968
		27,676
Trading Companies & Distributors - 0.2%
Fastenal Co.	21	907
United Rentals, Inc.*	6	652
WW Grainger, Inc.	4	689
		2,248
Water Utilities - 0.1%
American Water Works Co., Inc.	13	1,016

TOTAL COMMON STOCKS (Cost $1,127,999)		1,232,122

	Principal Amount ($)
SHORT-TERM INVESTMENT - 0.3%
REPURCHASE AGREEMENT(b) - 0.3%
Repurchase Agreements with various counterparties, rates 0.60% - 0.81%, dated 5/31/2017, due 6/1/2017, total to be received $3,683 (Cost $3,683)	3,683	3,683

Total Investments - 99.8% (Cost $1,131,682)		1,235,805
Other Assets Less Liabilities - 0.2%		2,448
Net assets - 100.0%		1,238,253

*                 Non-income producing security.

(a)         Represents less than 0.05% of net assets.

(b)         The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See “Repurchase Agreements” under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subjected to repurchase.

See accompanying notes to the financial statements.

As of May 31, 2017, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$146,314
Aggregate gross unrealized depreciation	(42,752)
Net unrealized appreciation	$103,562
Federal income tax cost of investments	$1,132,243

See accompanying notes to the financial statements.

S&P 500® Ex-Health Care ETF

Schedule of Portfolio Investments

May 31, 2017

Investments	Shares	Value ($)
COMMON STOCKS - 99.6%
Aerospace & Defense - 2.7%
Arconic, Inc.	31	852
Boeing Co. (The)	40	7,505
General Dynamics Corp.	20	4,065
L3 Technologies, Inc.	5	843
Lockheed Martin Corp.	18	5,060
Northrop Grumman Corp.	12	3,111
Raytheon Co.	21	3,444
Rockwell Collins, Inc.	11	1,200
Textron, Inc.	19	908
TransDigm Group, Inc.	4	1,072
United Technologies Corp.	53	6,428
		34,488
Air Freight & Logistics - 0.8%
CH Robinson Worldwide, Inc.	10	670
Expeditors International of Washington, Inc.	13	694
FedEx Corp.	17	3,295
United Parcel Service, Inc., Class B	49	5,193
		9,852
Airlines - 0.7%
Alaska Air Group, Inc.	9	783
American Airlines Group, Inc.	36	1,743
Delta Air Lines, Inc.	52	2,555
Southwest Airlines Co.	43	2,584
United Continental Holdings, Inc.*	20	1,593
		9,258
Auto Components - 0.2%
BorgWarner, Inc.	14	595
Delphi Automotive plc	19	1,672
Goodyear Tire & Rubber Co. (The)	18	580
		2,847
Automobiles - 0.5%
Ford Motor Co.	275	3,058
General Motors Co.	96	3,257
Harley-Davidson, Inc.	12	636
		6,951
Banks - 7.0%
Bank of America Corp.	707	15,844
BB&T Corp.	57	2,374
Citigroup, Inc.	195	11,805
Citizens Financial Group, Inc.	36	1,228
Comerica, Inc.	12	823
Fifth Third Bancorp	53	1,258
Huntington Bancshares, Inc.	77	965
JPMorgan Chase & Co.	252	20,702
KeyCorp	76	1,328
M&T Bank Corp.	11	1,721
People’s United Financial, Inc.	24	398
PNC Financial Services Group, Inc. (The)	34	4,036
Regions Financial Corp.	85	1,176
SunTrust Banks, Inc.	35	1,868
US Bancorp	112	5,700
Wells Fargo & Co.	317	16,211
Zions Bancorp	14	561
		87,998
Beverages - 2.4%
Brown-Forman Corp., Class B	12	623
Coca-Cola Co. (The)	272	12,368
Constellation Brands, Inc., Class A	12	2,193
Dr Pepper Snapple Group, Inc.	13	1,207
Molson Coors Brewing Co., Class B	13	1,232
Monster Beverage Corp.*	28	1,416
PepsiCo, Inc.	101	11,804
		30,843
Building Products - 0.4%
Allegion plc	7	550
Fortune Brands Home & Security, Inc.	11	694
Johnson Controls International plc	66	2,756
Masco Corp.	23	857
		4,857
Capital Markets - 3.2%
Affiliated Managers Group, Inc.	4	615
Ameriprise Financial, Inc.	11	1,329
Bank of New York Mellon Corp. (The)	73	3,440
BlackRock, Inc.	9	3,683
CBOE Holdings, Inc.	6	518
Charles Schwab Corp. (The)	86	3,332
CME Group, Inc.	24	2,815
E*TRADE Financial Corp.*	19	658
Franklin Resources, Inc.	24	1,003
Goldman Sachs Group, Inc. (The)	26	5,493
Intercontinental Exchange, Inc.	42	2,528
Invesco Ltd.	28	888
Moody’s Corp.	12	1,421
Morgan Stanley	101	4,216
Nasdaq, Inc.	8	541
Northern Trust Corp.	15	1,312
Raymond James Financial, Inc.	9	650
S&P Global, Inc.	18	2,571
State Street Corp.	25	2,037
T Rowe Price Group, Inc.	17	1,197
		40,247
Chemicals - 2.4%
Air Products & Chemicals, Inc.	15	2,161
Albemarle Corp.	8	909
CF Industries Holdings, Inc.	16	430
Dow Chemical Co. (The)	79	4,895
Eastman Chemical Co.	10	801
Ecolab, Inc.	19	2,524
EI du Pont de Nemours & Co.	61	4,814
FMC Corp.	9	678
International Flavors & Fragrances, Inc.	6	827
LyondellBasell Industries NV, Class A	23	1,852
Monsanto Co.	31	3,640
Mosaic Co. (The)	25	566
PPG Industries, Inc.	18	1,914
Praxair, Inc.	20	2,646
Sherwin-Williams Co. (The)	6	1,991
		30,648
Commercial Services & Supplies - 0.3%
Cintas Corp.	6	755
Republic Services, Inc.	16	1,018
Stericycle, Inc.*	6	491
Waste Management, Inc.	29	2,114
		4,378
Communications Equipment - 1.2%
Cisco Systems, Inc.	353	11,130
F5 Networks, Inc.*	5	641
Harris Corp.	9	1,009
Juniper Networks, Inc.	27	792
Motorola Solutions, Inc.	12	1,003
		14,575
Construction & Engineering - 0.1%
Fluor Corp.	10	449
Jacobs Engineering Group, Inc.	9	472
Quanta Services, Inc.*	11	337
		1,258
Construction Materials - 0.2%
Martin Marietta Materials, Inc.	4	896
Vulcan Materials Co.	9	1,122
		2,018
Consumer Finance - 0.8%
American Express Co.	53	4,078

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
Capital One Financial Corp.	34	2,615
Discover Financial Services	27	1,585
Navient Corp.	21	303
Synchrony Financial	54	1,450
		10,031
Containers & Packaging - 0.4%
Avery Dennison Corp.	6	506
Ball Corp.	25	1,022
International Paper Co.	29	1,533
Sealed Air Corp.	14	622
WestRock Co.	18	980
		4,663
Distributors - 0.1%
Genuine Parts Co.	10	926
LKQ Corp.*	22	693
		1,619
Diversified Consumer Services - 0.0%(a)
H&R Block, Inc.	15	398

Diversified Financial Services - 1.8%
Berkshire Hathaway, Inc., Class B*	134	22,147
Leucadia National Corp.	23	561
		22,708
Diversified Telecommunication Services - 2.6%
AT&T, Inc.	433	16,683
CenturyLink, Inc.	39	973
Level 3 Communications, Inc.*	21	1,250
Verizon Communications, Inc.	287	13,386
		32,292
Electric Utilities - 2.4%
Alliant Energy Corp.	16	663
American Electric Power Co., Inc.	35	2,512
Duke Energy Corp.	49	4,198
Edison International	23	1,876
Entergy Corp.	13	1,028
Eversource Energy	22	1,366
Exelon Corp.	65	2,360
FirstEnergy Corp.	31	906
NextEra Energy, Inc.	33	4,667
PG&E Corp.	36	2,462
Pinnacle West Capital Corp.	8	707
PPL Corp.	48	1,916
Southern Co. (The)	70	3,543
Xcel Energy, Inc.	36	1,725
		29,929
Electrical Equipment - 0.6%
Acuity Brands, Inc.	3	489
AMETEK, Inc.	16	976
Eaton Corp. plc	32	2,476
Emerson Electric Co.	45	2,660
Rockwell Automation, Inc.	9	1,429
		8,030
Electronic Equipment, Instruments & Components - 0.5%
Amphenol Corp., Class A	22	1,641
Corning, Inc.	65	1,892
FLIR Systems, Inc.	10	379
TE Connectivity Ltd.	25	1,971
		5,883
Energy Equipment & Services - 1.1%
Baker Hughes, Inc.	30	1,655
Halliburton Co.	61	2,757
Helmerich & Payne, Inc.	8	421
National Oilwell Varco, Inc.	27	882
Schlumberger Ltd.	98	6,820
TechnipFMC plc*	33	955
Transocean Ltd.*	27	245
		13,735
Equity Real Estate Investment Trusts (REITs) - 3.3%
Alexandria Real Estate Equities, Inc.	6	700
American Tower Corp.	30	3,936
Apartment Investment & Management Co., Class A	11	472
AvalonBay Communities, Inc.	10	1,912
Boston Properties, Inc.	11	1,335
Crown Castle International Corp.	25	2,541
Digital Realty Trust, Inc.	11	1,300
Equinix, Inc.	5	2,205
Equity Residential	26	1,692
Essex Property Trust, Inc.	5	1,285
Extra Space Storage, Inc.	9	697
Federal Realty Investment Trust	5	614
GGP, Inc.	41	913
HCP, Inc.	33	1,034
Host Hotels & Resorts, Inc.	52	935
Iron Mountain, Inc.	17	594
Kimco Realty Corp.	30	526
Macerich Co. (The)	9	517
Mid-America Apartment Communities, Inc.	8	816
Prologis, Inc.	37	2,055
Public Storage	11	2,369
Realty Income Corp.	19	1,044
Regency Centers Corp.	10	609
Simon Property Group, Inc.	23	3,548
SL Green Realty Corp.	7	707
UDR, Inc.	19	734
Ventas, Inc.	25	1,662
Vornado Realty Trust	12	1,106
Welltower, Inc.	26	1,886
Weyerhaeuser Co.	53	1,747
		41,491
Food & Staples Retailing - 2.3%
Costco Wholesale Corp.	31	5,593
CVS Health Corp.	72	5,532
Kroger Co. (The)	65	1,936
Sysco Corp.	35	1,909
Walgreens Boots Alliance, Inc.	60	4,861
Wal-Mart Stores, Inc.	106	8,332
Whole Foods Market, Inc.	22	770
		28,933
Food Products - 1.7%
Archer-Daniels-Midland Co.	40	1,663
Campbell Soup Co.	14	807
Conagra Brands, Inc.	29	1,118
General Mills, Inc.	41	2,326
Hershey Co. (The)	10	1,153
Hormel Foods Corp.	19	639
JM Smucker Co. (The)	8	1,023
Kellogg Co.	18	1,289
Kraft Heinz Co. (The)	42	3,872
McCormick & Co., Inc. (Non-Voting)	8	833
Mead Johnson Nutrition Co.	13	1,162
Mondelez International, Inc., Class A	108	5,032
Tyson Foods, Inc., Class A	20	1,147
		22,064
Hotels, Restaurants & Leisure - 2.0%
Carnival Corp.	29	1,858
Chipotle Mexican Grill, Inc.*	2	955
Darden Restaurants, Inc.	9	801
Marriott International, Inc., Class A	22	2,368
McDonald’s Corp.	58	8,752
Royal Caribbean Cruises Ltd.	12	1,322
Starbucks Corp.	103	6,552
Wyndham Worldwide Corp.	7	707
Wynn Resorts Ltd.	6	772
Yum Brands, Inc.	24	1,743
		25,830
Household Durables - 0.5%
DR Horton, Inc.	24	785
Garmin Ltd.	8	416
Leggett & Platt, Inc.	9	468

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
Lennar Corp., Class A	14	718
Mohawk Industries, Inc.*	4	957
Newell Brands, Inc.	34	1,800
PulteGroup, Inc.	20	454
Whirlpool Corp.	5	928
		6,526
Household Products - 2.1%
Church & Dwight Co., Inc.	18	930
Clorox Co. (The)	9	1,222
Colgate-Palmolive Co.	62	4,734
Kimberly-Clark Corp.	25	3,243
Procter & Gamble Co. (The)	180	15,856
		25,985
Independent Power and Renewable Electricity Producers - 0.1%
AES Corp.	46	537
NRG Energy, Inc.	22	354
		891
Industrial Conglomerates - 2.7%
3M Co.	42	8,588
General Electric Co.	615	16,839
Honeywell International, Inc.	54	7,181
Roper Technologies, Inc.	7	1,590
		34,198
Insurance - 3.1%
Aflac, Inc.	28	2,111
Allstate Corp. (The)	26	2,245
American International Group, Inc.	62	3,945
Aon plc	19	2,487
Arthur J Gallagher & Co.	13	737
Assurant, Inc.	4	392
Chubb Ltd.	33	4,725
Cincinnati Financial Corp.	11	771
Hartford Financial Services Group, Inc. (The)	26	1,284
Lincoln National Corp.	16	1,040
Loews Corp.	19	896
Marsh & McLennan Cos., Inc.	36	2,792
MetLife, Inc.	77	3,895
Principal Financial Group, Inc.	19	1,195
Progressive Corp. (The)	41	1,740
Prudential Financial, Inc.	30	3,146
Torchmark Corp.	8	604
Travelers Cos., Inc. (The)	20	2,497
Unum Group	16	720
Willis Towers Watson plc	9	1,320
XL Group Ltd.	19	830
		39,372
Internet & Direct Marketing Retail - 3.2%
Amazon.com, Inc.*	28	27,850
Expedia, Inc.	8	1,150
Netflix, Inc.*	30	4,892
Priceline Group, Inc. (The)*	3	5,631
TripAdvisor, Inc.*	8	308
		39,831
Internet Software & Services - 5.8%
Akamai Technologies, Inc.*	12	566
Alphabet, Inc., Class A*	21	20,729
Alphabet, Inc., Class C*	21	20,262
eBay, Inc.*	71	2,435
Facebook, Inc., Class A*	166	25,142
VeriSign, Inc.*	6	541
Yahoo!, Inc.*	62	3,120
		72,795
IT Services - 4.5%
Accenture plc, Class A	44	5,477
Alliance Data Systems Corp.	4	964
Automatic Data Processing, Inc.	32	3,276
Cognizant Technology Solutions Corp., Class A	43	2,877
CSRA, Inc.	10	302
DXC Technology Co.*	20	1,550
Fidelity National Information Services, Inc.	23	1,975
Fiserv, Inc.*	15	1,879
Gartner, Inc.*	6	718
Global Payments, Inc.	11	1,008
International Business Machines Corp.	61	9,310
Mastercard, Inc., Class A	66	8,110
Paychex, Inc.	23	1,362
PayPal Holdings, Inc.*	79	4,125
Teradata Corp.*	9	245
Total System Services, Inc.	12	715
Visa, Inc., Class A	131	12,475
Western Union Co. (The)	34	647
		57,015
Leisure Products - 0.1%
Hasbro, Inc.	8	842
Mattel, Inc.	24	550
		1,392
Machinery - 1.8%
Caterpillar, Inc.	41	4,322
Cummins, Inc.	11	1,735
Deere & Co.	21	2,572
Dover Corp.	11	908
Flowserve Corp.	9	436
Fortive Corp.	21	1,311
Illinois Tool Works, Inc.	22	3,107
Ingersoll-Rand plc	18	1,613
PACCAR, Inc.	25	1,574
Parker-Hannifin Corp.	9	1,417
Pentair plc	12	795
Snap-on, Inc.	4	647
Stanley Black & Decker, Inc.	11	1,514
Xylem, Inc.	13	678
		22,629
Media - 3.7%
CBS Corp. (Non-Voting), Class B	26	1,589
Charter Communications, Inc., Class A*	15	5,183
Comcast Corp., Class A	334	13,924
Discovery Communications, Inc., Class A*	11	292
Discovery Communications, Inc., Class C*	15	387
DISH Network Corp., Class A*	16	1,020
Interpublic Group of Cos., Inc. (The)	28	698
News Corp., Class A	27	361
News Corp., Class B	8	110
Omnicom Group, Inc.	17	1,423
Scripps Networks Interactive, Inc., Class A	7	464
TEGNA, Inc.	15	356
Time Warner, Inc.	55	5,472
Twenty-First Century Fox, Inc., Class A	74	2,007
Twenty-First Century Fox, Inc., Class B	34	915
Viacom, Inc., Class B	24	835
Walt Disney Co. (The)	103	11,118
		46,154
Metals & Mining - 0.3%
Freeport-McMoRan, Inc.*	94	1,080
Newmont Mining Corp.	37	1,264
Nucor Corp.	22	1,278
		3,622
Multiline Retail - 0.5%
Dollar General Corp.	18	1,321
Dollar Tree, Inc.*	17	1,321
Kohl’s Corp.	12	461
Macy’s, Inc.	21	494
Nordstrom, Inc.	8	334

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
Target Corp.	39	2,151
		6,082
Multi-Utilities - 1.3%
Ameren Corp.	17	965
CenterPoint Energy, Inc.	30	858
CMS Energy Corp.	20	948
Consolidated Edison, Inc.	22	1,821
Dominion Energy, Inc.	44	3,554
DTE Energy Co.	13	1,424
NiSource, Inc.	23	599
Public Service Enterprise Group, Inc.	36	1,617
SCANA Corp.	10	682
Sempra Energy	18	2,097
WEC Energy Group, Inc.	22	1,381
		15,946
Oil, Gas & Consumable Fuels - 5.8%
Anadarko Petroleum Corp.	39	1,971
Apache Corp.	27	1,263
Cabot Oil & Gas Corp.	33	732
Chesapeake Energy Corp.*	54	273
Chevron Corp.	133	13,763
Cimarex Energy Co.	7	753
Concho Resources, Inc.*	10	1,268
ConocoPhillips	87	3,888
Devon Energy Corp.	37	1,257
EOG Resources, Inc.	41	3,703
EQT Corp.	12	663
Exxon Mobil Corp.	292	23,506
Hess Corp.	19	872
Kinder Morgan, Inc.	135	2,533
Marathon Oil Corp.	60	781
Marathon Petroleum Corp.	37	1,925
Murphy Oil Corp.	11	269
Newfield Exploration Co.*	14	455
Noble Energy, Inc.	32	918
Occidental Petroleum Corp.	54	3,182
ONEOK, Inc.	15	745
Phillips 66	31	2,359
Pioneer Natural Resources Co.	12	2,002
Range Resources Corp.	13	300
Tesoro Corp.	8	666
Valero Energy Corp.	32	1,967
Williams Cos., Inc. (The)	58	1,659
		73,673
Personal Products - 0.2%
Coty, Inc., Class A	33	625
Estee Lauder Cos., Inc. (The), Class A	16	1,506
		2,131
Professional Services - 0.3%
Equifax, Inc.	8	1,094
Nielsen Holdings plc	24	924
Robert Half International, Inc.	9	418
Verisk Analytics, Inc.*	11	890
		3,326
Real Estate Management & Development - 0.1%
CBRE Group, Inc., Class A*	21	732

Road & Rail - 1.1%
CSX Corp.	65	3,521
JB Hunt Transport Services, Inc.	6	512
Kansas City Southern	8	761
Norfolk Southern Corp.	20	2,481
Ryder System, Inc.	4	266
Union Pacific Corp.	57	6,287
		13,828
Semiconductors & Semiconductor Equipment - 4.1%
Advanced Micro Devices, Inc.*	54	604
Analog Devices, Inc.	25	2,148
Applied Materials, Inc.	76	3,487
Broadcom Ltd.	28	6,705
Intel Corp.	333	12,025
KLA-Tencor Corp.	11	1,144
Lam Research Corp.	11	1,707
Microchip Technology, Inc.	15	1,249
Micron Technology, Inc.*	73	2,246
NVIDIA Corp.	42	6,063
Qorvo, Inc.*	9	702
QUALCOMM, Inc.	104	5,956
Skyworks Solutions, Inc.	13	1,384
Texas Instruments, Inc.	70	5,774
Xilinx, Inc.	18	1,201
		52,395
Software - 5.6%
Activision Blizzard, Inc.	49	2,870
Adobe Systems, Inc.*	35	4,965
Autodesk, Inc.*	14	1,565
CA, Inc.	22	699
Citrix Systems, Inc.*	11	908
Electronic Arts, Inc.*	22	2,493
Intuit, Inc.	17	2,391
Microsoft Corp.	545	38,063
Oracle Corp.	211	9,577
Red Hat, Inc.*	13	1,164
salesforce.com, Inc.*	46	4,123
Symantec Corp.	44	1,334
Synopsys, Inc.*	11	824
		70,976
Specialty Retail - 2.7%
Advance Auto Parts, Inc.	5	668
AutoNation, Inc.*	5	198
AutoZone, Inc.*	2	1,212
Bed Bath & Beyond, Inc.	11	379
Best Buy Co., Inc.	19	1,128
CarMax, Inc.*	13	817
Foot Locker, Inc.	9	535
Gap, Inc. (The)	15	337
Home Depot, Inc. (The)	86	13,202
L Brands, Inc.	17	877
Lowe’s Cos., Inc.	61	4,805
O’Reilly Automotive, Inc.*	6	1,452
Ross Stores, Inc.	28	1,790
Signet Jewelers Ltd.	5	240
Staples, Inc.	46	418
Tiffany & Co.	8	696
TJX Cos., Inc. (The)	46	3,460
Tractor Supply Co.	9	496
Ulta Beauty, Inc.*	4	1,219
		33,929
Technology Hardware, Storage & Peripherals - 5.1%
Apple, Inc.	370	56,521
Hewlett Packard Enterprise Co.	117	2,201
HP, Inc.	119	2,233
NetApp, Inc.	19	769
Seagate Technology plc	21	915
Western Digital Corp.	20	1,801
Xerox Corp.	60	424
		64,864
Textiles, Apparel & Luxury Goods - 0.7%
Coach, Inc.	20	924
Hanesbrands, Inc.	27	558
Michael Kors Holdings Ltd.*	11	365
NIKE, Inc., Class B	93	4,928
PVH Corp.	6	636
Ralph Lauren Corp.	4	271
Under Armour, Inc., Class A*	13	249
Under Armour, Inc., Class C*	13	232
VF Corp.	23	1,237
		9,400
Tobacco - 2.2%
Altria Group, Inc.	137	10,335
Philip Morris International, Inc.	109	13,058

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
Reynolds American, Inc.	58	3,901
		27,294
Trading Companies & Distributors - 0.2%
Fastenal Co.	20	864
United Rentals, Inc.*	6	652
WW Grainger, Inc.	4	689
		2,205
Water Utilities - 0.1%
American Water Works Co., Inc.	13	1,016
TOTAL COMMON STOCKS (Cost $1,123,290)		1,256,031

	Principal Amount ($)
SHORT-TERM INVESTMENT - 0.2%
REPURCHASE AGREEMENT(b) - 0.2%
Repurchase Agreements with various counterparties, rates 0.60% - 0.81%, dated 5/31/2017, due 6/1/2017, total to be received $2,734 (Cost $2,734)	2,734	2,734

Total Investments - 99.8% (Cost $1,126,024)		1,258,765
Other Assets Less Liabilities - 0.2%		2,347
Net assets - 100.0%		1,261,112

*                      Non-income producing security.

(a)              Represents less than 0.05% of net assets.

(b)              The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See “Repurchase Agreements” under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subjected to repurchase.

As of May 31, 2017, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$162,246
Aggregate gross unrealized depreciation	(30,321)
Net unrealized appreciation	$131,925
Federal income tax cost of investments	$1,126,840

See accompanying notes to the financial statements.

S&P 500® Ex-Technology ETF

Schedule of Portfolio Investments

May 31, 2017

Investments	Shares	Value ($)
COMMON STOCKS - 99.5%
Aerospace & Defense - 3.1%
Arconic, Inc.	34	934
Boeing Co. (The)	44	8,256
General Dynamics Corp.	22	4,471
L3 Technologies, Inc.	6	1,012
Lockheed Martin Corp.	19	5,341
Northrop Grumman Corp.	13	3,370
Raytheon Co.	22	3,608
Rockwell Collins, Inc.	12	1,309
Textron, Inc.	21	1,004
TransDigm Group, Inc.	4	1,072
United Technologies Corp.	57	6,913
		37,290
Air Freight & Logistics - 0.9%
CH Robinson Worldwide, Inc.	11	737
Expeditors International of Washington, Inc.	14	747
FedEx Corp.	19	3,683
United Parcel Service, Inc., Class B	53	5,617
		10,784
Airlines - 0.8%
Alaska Air Group, Inc.	9	784
American Airlines Group, Inc.	39	1,888
Delta Air Lines, Inc.	56	2,751
Southwest Airlines Co.	47	2,824
United Continental Holdings, Inc.*	22	1,753
		10,000
Auto Components - 0.3%
BorgWarner, Inc.	15	638
Delphi Automotive plc	21	1,847
Goodyear Tire & Rubber Co. (The)	19	612
		3,097
Automobiles - 0.6%
Ford Motor Co.	298	3,314
General Motors Co.	104	3,529
Harley-Davidson, Inc.	13	689
		7,532
Banks - 8.0%
Bank of America Corp.	766	17,166
BB&T Corp.	62	2,582
Citigroup, Inc.	212	12,834
Citizens Financial Group, Inc.	39	1,330
Comerica, Inc.	13	891
Fifth Third Bancorp	57	1,353
Huntington Bancshares, Inc.	83	1,041
JPMorgan Chase & Co.	273	22,427
KeyCorp	82	1,433
M&T Bank Corp.	12	1,878
People’s United Financial, Inc.	26	431
PNC Financial Services Group, Inc. (The)	37	4,392
Regions Financial Corp.	92	1,273
SunTrust Banks, Inc.	38	2,028
US Bancorp	122	6,209
Wells Fargo & Co.	344	17,592
Zions Bancorp	15	601
		95,461
Beverages - 2.8%
Brown-Forman Corp., Class B	14	727
Coca-Cola Co. (The)	295	13,414
Constellation Brands, Inc., Class A	13	2,376
Dr Pepper Snapple Group, Inc.	14	1,299
Molson Coors Brewing Co., Class B	14	1,327
Monster Beverage Corp.*	31	1,567
PepsiCo, Inc.	109	12,739
		33,449
Biotechnology - 3.6%
AbbVie, Inc.	122	8,055
Alexion Pharmaceuticals, Inc.*	17	1,667
Amgen, Inc.	56	8,694
Biogen, Inc.*	16	3,964
Celgene Corp.*	59	6,750
Gilead Sciences, Inc.	100	6,489
Incyte Corp.*	13	1,681
Regeneron Pharmaceuticals, Inc.*	6	2,754
Vertex Pharmaceuticals, Inc.*	19	2,348
		42,402
Building Products - 0.4%
Allegion plc	7	550
Fortune Brands Home & Security, Inc.	12	757
Johnson Controls International plc	72	3,007
Masco Corp.	24	894
		5,208
Capital Markets - 3.7%
Affiliated Managers Group, Inc.	4	615
Ameriprise Financial, Inc.	12	1,449
Bank of New York Mellon Corp. (The)	79	3,722
BlackRock, Inc.	9	3,683
CBOE Holdings, Inc.	7	605
Charles Schwab Corp. (The)	93	3,604
CME Group, Inc.	26	3,050
E*TRADE Financial Corp.*	21	727
Franklin Resources, Inc.	26	1,087
Goldman Sachs Group, Inc. (The)	28	5,915
Intercontinental Exchange, Inc.	46	2,769
Invesco Ltd.	31	983
Moody’s Corp.	13	1,540
Morgan Stanley	110	4,591
Nasdaq, Inc.	9	609
Northern Trust Corp.	16	1,399
Raymond James Financial, Inc.	10	723
S&P Global, Inc.	20	2,856
State Street Corp.	27	2,199
T Rowe Price Group, Inc.	19	1,338
		43,464
Chemicals - 2.8%
Air Products & Chemicals, Inc.	17	2,449
Albemarle Corp.	9	1,023
CF Industries Holdings, Inc.	18	484
Dow Chemical Co. (The)	85	5,267
Eastman Chemical Co.	11	881
Ecolab, Inc.	20	2,657
EI du Pont de Nemours & Co.	66	5,209
FMC Corp.	10	754
International Flavors & Fragrances, Inc.	6	827
LyondellBasell Industries NV, Class A	25	2,013
Monsanto Co.	34	3,992
Mosaic Co. (The)	27	611
PPG Industries, Inc.	20	2,127
Praxair, Inc.	22	2,910
Sherwin-Williams Co. (The)	6	1,991
		33,195
Commercial Services & Supplies - 0.4%
Cintas Corp.	7	881
Republic Services, Inc.	18	1,145
Stericycle, Inc.*	7	573
Waste Management, Inc.	31	2,260
		4,859
Construction & Engineering - 0.1%
Fluor Corp.	11	493
Jacobs Engineering Group, Inc.	9	472
Quanta Services, Inc.*	12	368
		1,333
Construction Materials - 0.2%
Martin Marietta Materials, Inc.	5	1,120

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
Vulcan Materials Co.	10	1,247
		2,367
Consumer Finance - 0.9%
American Express Co.	58	4,463
Capital One Financial Corp.	37	2,846
Discover Financial Services	29	1,702
Navient Corp.	22	318
Synchrony Financial	59	1,584
		10,913
Containers & Packaging - 0.4%
Avery Dennison Corp.	7	590
Ball Corp.	26	1,064
International Paper Co.	31	1,639
Sealed Air Corp.	15	666
WestRock Co.	19	1,034
		4,993
Distributors - 0.2%
Genuine Parts Co.	11	1,019
LKQ Corp.*	24	756
		1,775
Diversified Consumer Services - 0.0%(a)
H&R Block, Inc.	16	425

Diversified Financial Services - 2.1%
Berkshire Hathaway, Inc., Class B*	145	23,965
Leucadia National Corp.	25	610
		24,575
Electric Utilities - 2.7%
Alliant Energy Corp.	17	705
American Electric Power Co., Inc.	38	2,728
Duke Energy Corp.	53	4,541
Edison International	25	2,039
Entergy Corp.	14	1,107
Eversource Energy	24	1,490
Exelon Corp.	71	2,578
FirstEnergy Corp.	34	994
NextEra Energy, Inc.	36	5,092
PG&E Corp.	39	2,667
Pinnacle West Capital Corp.	9	795
PPL Corp.	52	2,075
Southern Co. (The)	76	3,846
Xcel Energy, Inc.	39	1,869
		32,526
Electrical Equipment - 0.7%
Acuity Brands, Inc.	3	489
AMETEK, Inc.	18	1,098
Eaton Corp. plc	34	2,631
Emerson Electric Co.	49	2,897
Rockwell Automation, Inc.	10	1,587
		8,702
Energy Equipment & Services - 1.3%
Baker Hughes, Inc.	32	1,765
Halliburton Co.	66	2,983
Helmerich & Payne, Inc.	8	421
National Oilwell Varco, Inc.	29	947
Schlumberger Ltd.	107	7,446
TechnipFMC plc*	36	1,042
Transocean Ltd.*	30	273
		14,877
Equity Real Estate Investment Trusts (REITs) - 3.8%
Alexandria Real Estate Equities, Inc.	7	817
American Tower Corp.	33	4,329
Apartment Investment & Management Co., Class A	12	515
AvalonBay Communities, Inc.	10	1,912
Boston Properties, Inc.	12	1,456
Crown Castle International Corp.	28	2,846
Digital Realty Trust, Inc.	12	1,418
Equinix, Inc.	6	2,646
Equity Residential	28	1,823
Essex Property Trust, Inc.	5	1,285
Extra Space Storage, Inc.	10	775
Federal Realty Investment Trust	6	736
GGP, Inc.	45	1,003
HCP, Inc.	36	1,128
Host Hotels & Resorts, Inc.	56	1,007
Iron Mountain, Inc.	19	663
Kimco Realty Corp.	33	579
Macerich Co. (The)	9	517
Mid-America Apartment Communities, Inc.	9	917
Prologis, Inc.	40	2,222
Public Storage	11	2,369
Realty Income Corp.	21	1,154
Regency Centers Corp.	11	669
Simon Property Group, Inc.	24	3,702
SL Green Realty Corp.	8	808
UDR, Inc.	20	772
Ventas, Inc.	27	1,795
Vornado Realty Trust	13	1,199
Welltower, Inc.	28	2,031
Weyerhaeuser Co.	57	1,879
		44,972
Food & Staples Retailing - 2.7%
Costco Wholesale Corp.	34	6,135
CVS Health Corp.	78	5,993
Kroger Co. (The)	71	2,114
Sysco Corp.	38	2,073
Walgreens Boots Alliance, Inc.	65	5,266
Wal-Mart Stores, Inc.	115	9,039
Whole Foods Market, Inc.	24	840
		31,460
Food Products - 2.0%
Archer-Daniels-Midland Co.	44	1,830
Campbell Soup Co.	15	865
Conagra Brands, Inc.	32	1,233
General Mills, Inc.	44	2,497
Hershey Co. (The)	11	1,268
Hormel Foods Corp.	21	706
JM Smucker Co. (The)	9	1,151
Kellogg Co.	19	1,360
Kraft Heinz Co. (The)	46	4,241
McCormick & Co., Inc. (Non-Voting)	9	937
Mead Johnson Nutrition Co.	14	1,252
Mondelez International, Inc., Class A	117	5,451
Tyson Foods, Inc., Class A	22	1,261
		24,052
Health Care Equipment & Supplies - 3.7%
Abbott Laboratories	132	6,027
Baxter International, Inc.	37	2,195
Becton Dickinson and Co.	17	3,217
Boston Scientific Corp.*	104	2,811
Cooper Cos., Inc. (The)	4	875
CR Bard, Inc.	6	1,845
Danaher Corp.	47	3,992
DENTSPLY SIRONA, Inc.	18	1,143
Edwards Lifesciences Corp.*	16	1,841
Hologic, Inc.*	21	910
IDEXX Laboratories, Inc.*	7	1,179
Intuitive Surgical, Inc.*	3	2,744
Medtronic plc	105	8,849
Stryker Corp.	24	3,431
Varian Medical Systems, Inc.*	7	693
Zimmer Biomet Holdings, Inc.	15	1,788
		43,540
Health Care Providers & Services - 3.6%
Aetna, Inc.	25	3,622
AmerisourceBergen Corp.	13	1,193
Anthem, Inc.	20	3,647
Cardinal Health, Inc.	24	1,783
Centene Corp.*	13	944
Cigna Corp.	20	3,225

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
DaVita, Inc.*	12	795
Envision Healthcare Corp.*	9	491
Express Scripts Holding Co.*	46	2,749
HCA Healthcare, Inc.*	22	1,802
Henry Schein, Inc.*	6	1,104
Humana, Inc.	11	2,555
Laboratory Corp. of America Holdings*	8	1,112
McKesson Corp.	16	2,609
Patterson Cos., Inc.	6	265
Quest Diagnostics, Inc.	11	1,196
UnitedHealth Group, Inc.	74	12,963
Universal Health Services, Inc., Class B	7	796
		42,851
Health Care Technology - 0.1%
Cerner Corp.*	22	1,438

Hotels, Restaurants & Leisure - 2.3%
Carnival Corp.	32	2,050
Chipotle Mexican Grill, Inc.*	2	955
Darden Restaurants, Inc.	9	800
Marriott International, Inc., Class A	24	2,584
McDonald’s Corp.	63	9,506
Royal Caribbean Cruises Ltd.	13	1,432
Starbucks Corp.	111	7,061
Wyndham Worldwide Corp.	8	808
Wynn Resorts Ltd.	6	772
Yum Brands, Inc.	26	1,889
		27,857
Household Durables - 0.6%
DR Horton, Inc.	26	850
Garmin Ltd.	9	468
Leggett & Platt, Inc.	10	520
Lennar Corp., Class A	16	821
Mohawk Industries, Inc.*	5	1,197
Newell Brands, Inc.	37	1,959
PulteGroup, Inc.	22	499
Whirlpool Corp.	6	1,113
		7,427
Household Products - 2.4%
Church & Dwight Co., Inc.	19	981
Clorox Co. (The)	10	1,357
Colgate-Palmolive Co.	67	5,116
Kimberly-Clark Corp.	27	3,503
Procter & Gamble Co. (The)	195	17,178
		28,135
Independent Power and Renewable Electricity Producers - 0.1%
AES Corp.	50	584
NRG Energy, Inc.	24	385
		969
Industrial Conglomerates - 3.1%
3M Co.	46	9,406
General Electric Co.	667	18,262
Honeywell International, Inc.	58	7,713
Roper Technologies, Inc.	8	1,818
		37,199
Insurance - 3.6%
Aflac, Inc.	31	2,337
Allstate Corp. (The)	28	2,417
American International Group, Inc.	67	4,263
Aon plc	20	2,618
Arthur J Gallagher & Co.	14	794
Assurant, Inc.	4	392
Chubb Ltd.	36	5,155
Cincinnati Financial Corp.	11	771
Hartford Financial Services Group, Inc. (The)	29	1,432
Lincoln National Corp.	17	1,105
Loews Corp.	21	990
Marsh & McLennan Cos., Inc.	39	3,025
MetLife, Inc.	83	4,199
Principal Financial Group, Inc.	20	1,258
Progressive Corp. (The)	44	1,867
Prudential Financial, Inc.	33	3,460
Torchmark Corp.	8	604
Travelers Cos., Inc. (The)	21	2,622
Unum Group	18	810
Willis Towers Watson plc	10	1,466
XL Group Ltd.	20	874
		42,459
Internet & Direct Marketing Retail - 3.7%
Amazon.com, Inc.*	30	29,839
Expedia, Inc.	9	1,294
Netflix, Inc.*	33	5,381
Priceline Group, Inc. (The)*	4	7,508
TripAdvisor, Inc.*	9	347
		44,369
Leisure Products - 0.1%
Hasbro, Inc.	9	947
Mattel, Inc.	26	596
		1,543
Life Sciences Tools & Services - 1.0%
Agilent Technologies, Inc.	25	1,508
Illumina, Inc.*	11	1,951
Mettler-Toledo International, Inc.*	2	1,166
PerkinElmer, Inc.	8	504
Thermo Fisher Scientific, Inc.	30	5,184
Waters Corp.*	6	1,078
		11,391
Machinery - 2.1%
Caterpillar, Inc.	45	4,744
Cummins, Inc.	12	1,892
Deere & Co.	22	2,694
Dover Corp.	12	991
Flowserve Corp.	10	485
Fortive Corp.	23	1,436
Illinois Tool Works, Inc.	24	3,389
Ingersoll-Rand plc	20	1,792
PACCAR, Inc.	27	1,700
Parker-Hannifin Corp.	10	1,575
Pentair plc	13	861
Snap-on, Inc.	4	647
Stanley Black & Decker, Inc.	12	1,652
Xylem, Inc.	14	730
		24,588
Media - 4.2%
CBS Corp. (Non-Voting), Class B	28	1,711
Charter Communications, Inc., Class A*	16	5,529
Comcast Corp., Class A	362	15,092
Discovery Communications, Inc., Class A*	12	318
Discovery Communications, Inc., Class C*	16	413
DISH Network Corp., Class A*	17	1,084
Interpublic Group of Cos., Inc. (The)	30	748
News Corp., Class A	29	388
News Corp., Class B	9	123
Omnicom Group, Inc.	18	1,507
Scripps Networks Interactive, Inc., Class A	7	464
TEGNA, Inc.	16	380
Time Warner, Inc.	59	5,870
Twenty-First Century Fox, Inc., Class A	80	2,170
Twenty-First Century Fox, Inc., Class B	37	995
Viacom, Inc., Class B	27	939
Walt Disney Co. (The)	111	11,981
		49,712

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
Metals & Mining - 0.3%
Freeport-McMoRan, Inc.*	102	1,172
Newmont Mining Corp.	41	1,400
Nucor Corp.	24	1,395
		3,967
Multiline Retail - 0.6%
Dollar General Corp.	19	1,394
Dollar Tree, Inc.*	18	1,399
Kohl’s Corp.	13	500
Macy’s, Inc.	23	541
Nordstrom, Inc.	9	376
Target Corp.	42	2,316
		6,526
Multi-Utilities - 1.5%
Ameren Corp.	19	1,078
CenterPoint Energy, Inc.	33	944
CMS Energy Corp.	21	996
Consolidated Edison, Inc.	23	1,904
Dominion Energy, Inc.	48	3,877
DTE Energy Co.	14	1,533
NiSource, Inc.	25	652
Public Service Enterprise Group, Inc.	39	1,752
SCANA Corp.	11	750
Sempra Energy	19	2,213
WEC Energy Group, Inc.	24	1,506
		17,205
Oil, Gas & Consumable Fuels - 6.7%
Anadarko Petroleum Corp.	43	2,173
Apache Corp.	29	1,356
Cabot Oil & Gas Corp.	36	799
Chesapeake Energy Corp.*	58	293
Chevron Corp.	145	15,005
Cimarex Energy Co.	7	753
Concho Resources, Inc.*	11	1,394
ConocoPhillips	94	4,201
Devon Energy Corp.	40	1,359
EOG Resources, Inc.	44	3,974
EQT Corp.	13	718
Exxon Mobil Corp.	317	25,518
Hess Corp.	21	964
Kinder Morgan, Inc.	147	2,758
Marathon Oil Corp.	65	846
Marathon Petroleum Corp.	40	2,082
Murphy Oil Corp.	12	293
Newfield Exploration Co.*	15	487
Noble Energy, Inc.	35	1,004
Occidental Petroleum Corp.	58	3,418
ONEOK, Inc.	16	795
Phillips 66	34	2,588
Pioneer Natural Resources Co.	13	2,169
Range Resources Corp.	14	323
Tesoro Corp.	9	749
Valero Energy Corp.	34	2,090
Williams Cos., Inc. (The)	63	1,802
		79,911
Personal Products - 0.2%
Coty, Inc., Class A	36	682
Estee Lauder Cos., Inc. (The), Class A	17	1,600
		2,282
Pharmaceuticals - 6.6%
Allergan plc	26	5,817
Bristol-Myers Squibb Co.	128	6,906
Eli Lilly & Co.	74	5,888
Johnson & Johnson	207	26,548
Mallinckrodt plc*	8	345
Merck & Co., Inc.	210	13,673
Mylan NV*	35	1,364
Perrigo Co. plc	11	801
Pfizer, Inc.	455	14,856
Zoetis, Inc.	38	2,367
		78,565
Professional Services - 0.3%
Equifax, Inc.	9	1,231
Nielsen Holdings plc	26	1,000
Robert Half International, Inc.	10	465
Verisk Analytics, Inc.*	12	971
		3,667
Real Estate Management & Development - 0.1%
CBRE Group, Inc., Class A*	23	802

Road & Rail - 1.3%
CSX Corp.	71	3,846
JB Hunt Transport Services, Inc.	7	598
Kansas City Southern	8	761
Norfolk Southern Corp.	22	2,729
Ryder System, Inc.	4	266
Union Pacific Corp.	62	6,838
		15,038
Specialty Retail - 3.1%
Advance Auto Parts, Inc.	6	802
AutoNation, Inc.*	5	198
AutoZone, Inc.*	2	1,212
Bed Bath & Beyond, Inc.	11	379
Best Buy Co., Inc.	21	1,247
CarMax, Inc.*	14	880
Foot Locker, Inc.	10	594
Gap, Inc. (The)	17	382
Home Depot, Inc. (The)	93	14,276
L Brands, Inc.	18	929
Lowe’s Cos., Inc.	66	5,199
O’Reilly Automotive, Inc.*	7	1,695
Ross Stores, Inc.	30	1,918
Signet Jewelers Ltd.	5	240
Staples, Inc.	50	454
Tiffany & Co.	8	696
TJX Cos., Inc. (The)	50	3,760
Tractor Supply Co.	10	551
Ulta Beauty, Inc.*	4	1,219
		36,631
Textiles, Apparel & Luxury Goods - 0.9%
Coach, Inc.	21	970
Hanesbrands, Inc.	29	599
Michael Kors Holdings Ltd.*	12	398
NIKE, Inc., Class B	101	5,352
PVH Corp.	6	636
Ralph Lauren Corp.	4	271
Under Armour, Inc., Class A*	14	268
Under Armour, Inc., Class C*	14	250
VF Corp.	25	1,345
		10,089
Tobacco - 2.5%
Altria Group, Inc.	148	11,165
Philip Morris International, Inc.	119	14,256
Reynolds American, Inc.	63	4,237
		29,658
Trading Companies & Distributors - 0.2%
Fastenal Co.	22	950
United Rentals, Inc.*	6	652
WW Grainger, Inc.	4	689
		2,291
Water Utilities - 0.1%
American Water Works Co., Inc.	14	1,095
TOTAL COMMON STOCKS (Cost $1,117,030)		1,180,916

See accompanying notes to the financial statements.

Investments	Principal Amount ($)	Value ($)
SHORT-TERM INVESTMENT - 0.3%
REPURCHASE AGREEMENT(b) - 0.3%
Repurchase Agreements with various counterparties, rates 0.60% - 0.81%, dated 5/31/2017, due 6/1/2017, total to be received $4,077 (Cost $4,077)	4,077	4,077

Total Investments - 99.8% (Cost $1,121,107)		1,184,993
Other Assets Less Liabilities - 0.2%		2,455
Net assets - 100.0%		1,187,448

*                      Non-income producing security.

(a)              Represents less than 0.05% of net assets.

(b)              The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See “Repurchase Agreements” under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subjected to repurchase.

As of May 31, 2017, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$117,252
Aggregate gross unrealized depreciation	(54,210)
Net unrealized appreciation	$63,042
Federal income tax cost of investments	$1,121,951

See accompanying notes to the financial statements.

Hedged FTSE Europe ETF

Schedule of Portfolio Investments

May 31, 2017

Investments	Shares	Value ($)
COMMON STOCKS - 100.3%
Aerospace & Defense - 1.8%
Airbus SE	252	20,706
BAE Systems plc	1,461	12,552
Cobham plc	1,141	1,974
Dassault Aviation SA	1	1,493
Leonardo SpA	162	2,856
Meggitt plc	333	2,158
MTU Aero Engines AG	25	3,531
Rolls-Royce Holdings plc*	778	8,713
Rolls-Royce Holdings plc, Class C*(a)	55,238	71
Safran SA	142	12,583
Thales SA	50	5,528
Zodiac Aerospace	95	2,519
		74,684
Air Freight & Logistics - 0.5%
Bollore SA	419	1,932
bpost SA	42	1,023
Deutsche Post AG (Registered)	458	16,746
Royal Mail plc	420	2,393
		22,094
Airlines - 0.2%
Deutsche Lufthansa AG (Registered)	99	1,925
easyJet plc	101	1,844
International Consolidated Airlines Group SA	514	4,008
		7,777
Auto Components - 0.9%
Cie Generale des Etablissements Michelin	83	10,453
Cie Plastic Omnium SA	26	967
Continental AG	52	11,578
Faurecia	31	1,629
GKN plc	790	3,570
Hella KGaA Hueck & Co.	21	1,066
Nokian Renkaat OYJ	57	2,332
Valeo SA	113	7,874
		39,469
Automobiles - 2.2%
Bayerische Motoren Werke AG	150	14,049
Bayerische Motoren Werke AG (Preference)	24	1,974
Daimler AG (Registered)	485	35,237
Ferrari NV	64	5,542
Fiat Chrysler Automobiles NV*	503	5,286
Peugeot SA	188	3,710
Porsche Automobil Holding SE (Preference)	74	4,240
Renault SA*	84	7,848
Volkswagen AG	13	2,039
Volkswagen AG (Preference)	88	13,235
		93,160
Banks - 11.2%
ABN AMRO Group NV, CVA(b)	137	3,536
Banco Bilbao Vizcaya Argentaria SA	3,132	25,541
Banco de Sabadell SA	2,319	4,783
Banco Popular Espanol SA*	1,386	949
Banco Santander SA	6,786	44,114
Bank of Ireland*	13,351	3,618
Bankia SA	1,973	2,272
Bankinter SA	335	3,087
Banque Cantonale Vaudoise (Registered)	1	721
Barclays plc	7,811	21,176
BNP Paribas SA	460	32,495
CaixaBank SA	1,730	8,178
Commerzbank AG*	505	5,331
Credit Agricole SA	544	8,344
CYBG plc*	354	1,221
Danske Bank A/S	347	13,044
DNB ASA	506	8,597
Erste Group Bank AG	138	5,012
FinecoBank Banca Fineco SpA	191	1,437
HSBC Holdings plc	9,447	82,394
ING Groep NV	1,819	30,457
Intesa Sanpaolo SpA	5,662	16,223
Intesa Sanpaolo SpA (Retirement Savings Plan)	396	1,076
Jyske Bank A/S (Registered)	31	1,661
KBC Group NV	133	10,017
Lloyds Banking Group plc	31,829	29,005
Mediobanca SpA	237	2,249
Natixis SA	400	2,645
Nordea Bank AB	1,467	18,872
Raiffeisen Bank International AG*	64	1,688
Royal Bank of Scotland Group plc*	1,485	4,984
Skandinaviska Enskilda Banken AB, Class A	676	8,167
Skandinaviska Enskilda Banken AB, Class C	5	60
Societe Generale SA	338	17,738
Standard Chartered plc*	1,239	11,707
Svenska Handelsbanken AB, Class A	711	10,032
Svenska Handelsbanken AB, Class B	20	278
Swedbank AB, Class A	496	11,978
UniCredit SpA*	965	16,896
Unione di Banche Italiane SpA	370	1,399
		472,982
Beverages - 2.8%
Anheuser-Busch InBev SA/NV	376	43,909
Carlsberg A/S, Class B	50	5,449
Coca-Cola HBC AG*	83	2,414
Davide Campari-Milano SpA	240	1,680
Diageo plc	1,187	35,658
Heineken Holding NV	48	4,467
Heineken NV	100	9,859
Pernod Ricard SA	98	13,323
Remy Cointreau SA	12	1,315
		118,074
Biotechnology - 1.2%
Actelion Ltd.*	45	12,930
Genmab A/S*	26	5,553
Grifols SA	161	4,560
Grifols SA (Preference), Class B	110	2,363
Shire plc	416	24,014
		49,420
Building Products - 0.8%
Assa Abloy AB, Class B	455	10,238
Cie de Saint-Gobain	219	12,258
Geberit AG (Registered)	18	8,435
Kingspan Group plc	85	2,949
		33,880
Capital Markets - 2.4%
3i Group plc	443	5,118
Aberdeen Asset Management plc	422	1,574
Amundi SA(b)	24	1,644
Ashmore Group plc	213	964
Credit Suisse Group AG (Registered)*	961	13,210
Deutsche Bank AG (Registered)	977	17,111
Deutsche Boerse AG	91	9,464
Hargreaves Lansdown plc	117	2,112
Investec plc	305	2,394
Julius Baer Group Ltd.*	102	5,287

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
London Stock Exchange Group plc	153	6,765
Melker Schorling AB	6	377
Partners Group Holding AG	10	6,134
Schroders plc	54	2,201
UBS Group AG (Registered)*	1,641	26,119
		100,474
Chemicals - 3.9%
Air Liquide SA	178	21,718
Akzo Nobel NV	120	10,054
Arkema SA	35	3,661
BASF SE	435	41,011
Chr Hansen Holding A/S	38	2,663
Clariant AG (Registered)*	133	2,786
Covestro AG(b)	45	3,369
Croda International plc	60	3,070
EMS-Chemie Holding AG (Registered)	3	2,110
Evonik Industries AG	69	2,379
FUCHS PETROLUB SE	19	906
Fuchs Petrolub SE (Preference)	30	1,675
Givaudan SA (Registered)	4	8,215
Johnson Matthey plc	88	3,535
K+S AG (Registered)	83	2,126
Koninklijke DSM NV	82	6,110
LANXESS AG	44	3,287
Linde AG	87	16,626
Novozymes A/S, Class B	108	4,894
Sika AG	1	6,449
Solvay SA	35	4,581
Symrise AG	56	4,028
Syngenta AG (Registered)	8	3,638
Umicore SA	45	2,984
Wacker Chemie AG	8	878
Yara International ASA	85	3,170
		165,923
Commercial Services & Supplies - 0.4%
Aggreko plc	103	1,150
Babcock International Group plc	108	1,301
Edenred	109	2,878
G4S plc	665	2,790
ISS A/S	89	3,693
Rentokil Initial plc	829	2,842
Securitas AB, Class B	131	2,091
Societe BIC SA	12	1,467
		18,212
Communications Equipment - 0.6%
Nokia OYJ	2,639	16,752
Telefonaktiebolaget LM Ericsson, Class B	1,400	10,232
		26,984
Construction & Engineering - 1.0%
ACS Actividades de Construccion y Servicios SA	88	3,519
Boskalis Westminster	34	1,173
Bouygues SA	94	4,030
Eiffage SA	33	3,004
Ferrovial SA	221	4,984
HOCHTIEF AG	10	1,841
OCI NV*	44	1,053
Skanska AB, Class B	175	4,174
Vinci SA	215	18,793
		42,571
Construction Materials - 0.9%
Buzzi Unicem SpA	30	780
Buzzi Unicem SpA (Retirement Savings Plan)	10	151
CRH plc	390	14,057
HeidelbergCement AG	73	6,803
Imerys SA	21	1,823
LafargeHolcim Ltd. (Registered)*	223	13,402
		37,016
Consumer Finance - 0.1%
Provident Financial plc	68	2,678

Containers & Packaging - 0.2%
DS Smith plc	432	2,438
Huhtamaki OYJ	51	1,983
RPC Group plc	190	2,105
Smurfit Kappa Group plc	104	2,928
		9,454
Distributors - 0.0%(c)
Inchcape plc	187	1,972

Diversified Financial Services - 0.8%
Ackermans & van Haaren NV	12	2,046
Banca Mediolanum SpA	141	1,165
Corp. Financiera Alba SA	10	587
Eurazeo SA	18	1,278
EXOR NV	55	3,071
Groupe Bruxelles Lambert SA	38	3,696
Industrivarden AB, Class A	103	2,596
Industrivarden AB, Class C	70	1,657
Investment AB Latour, Class B	16	743
Investor AB, Class B	219	10,143
Kinnevik AB, Class B	88	2,532
L E Lundbergforetagen AB, Class B	14	1,102
Pargesa Holding SA	16	1,245
Sofina SA	6	879
Wendel SA	14	2,138
		34,878
Diversified Telecommunication Services - 3.3%
BT Group plc	3,864	15,441
Deutsche Telekom AG (Registered)*	1,514	30,177
Elisa OYJ	77	3,002
Iliad SA	11	2,856
Inmarsat plc	207	2,138
Koninklijke KPN NV	1,436	4,897
Orange SA	897	15,776
Proximus SADP	61	2,195
SFR Group SA*	39	1,376
Swisscom AG (Registered)	11	5,280
TDC A/S	343	2,049
Telecom Italia SpA*	5,447	5,102
Telecom Italia SpA (Retirement Savings Plan)*	2,580	1,992
Telefonica Deutschland Holding AG	293	1,459
Telefonica SA	1,982	22,096
Telekom Austria AG*	30	246
Telenor ASA	321	5,317
Telia Co. AB	1,201	5,507
Vivendi SA	509	11,049
		137,955
Electric Utilities - 1.8%
Acciona SA	14	1,344
DONG Energy A/S(b)	52	2,272
EDP - Energias de Portugal SA	1,083	3,987
Electricite de France SA	183	1,974
Endesa SA	154	3,847
Enel SpA	3,518	18,823
Fortum OYJ	216	3,444
Iberdrola SA	2,649	21,143
Red Electrica Corp. SA	209	4,695
SSE plc	493	9,578
Terna Rete Elettrica Nazionale SpA	693	3,920
		75,027

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
Electrical Equipment - 1.7%
ABB Ltd. (Registered)	884	22,229
Gamesa Corp. Tecnologica SA	96	2,180
Legrand SA*	129	8,853
Melrose Industries plc	850	2,625
OSRAM Licht AG	36	2,760
Prysmian SpA	103	2,869
Schneider Electric SE	251	19,351
Vestas Wind Systems A/S	106	9,429
		70,296
Electronic Equipment, Instruments & Components - 0.2%
Halma plc	173	2,559
Hexagon AB, Class B	117	5,134
Ingenico Group SA	24	2,336
		10,029
Energy Equipment & Services - 0.3%
John Wood Group plc	155	1,432
Petrofac Ltd.	111	544
Saipem SpA*	244	990
TechnipFMC plc*	216	6,143
Tenaris SA	229	3,464
		12,573
Equity Real Estate Investment Trusts (REITs) - 1.0%
British Land Co. plc (The)	471	3,855
Derwent London plc	42	1,500
Fonciere Des Regions	16	1,493
Gecina SA	18	2,770
Hammerson plc	361	2,729
ICADE	15	1,211
Intu Properties plc	400	1,404
Klepierre	94	3,930
Land Securities Group plc	362	5,000
Merlin Properties Socimi SA	150	1,904
Segro plc	474	3,078
Unibail-Rodamco SE	46	11,879
		40,753
Food & Staples Retailing - 1.2%
Booker Group plc	703	1,811
Carrefour SA*	253	6,613
Casino Guichard Perrachon SA	24	1,481
Colruyt SA	32	1,773
Distribuidora Internacional de Alimentacion SA	253	1,559
ICA Gruppen AB	46	1,661
J Sainsbury plc	778	2,822
Jeronimo Martins SGPS SA	104	2,072
Kesko OYJ, Class B	29	1,508
Koninklijke Ahold Delhaize NV	584	12,891
METRO AG	71	2,379
Tesco plc*	3,939	9,341
Wm Morrison Supermarkets plc	997	3,169
		49,080
Food Products - 4.2%
Aryzta AG*	35	1,106
Associated British Foods plc	171	6,614
Barry Callebaut AG (Registered)*	1	1,437
Chocoladefabriken Lindt & Spruengli AG, Class PC	1	6,082
Danone SA	262	19,468
Glanbia plc	75	1,526
Kerry Group plc, Class A	67	5,921
Marine Harvest ASA*	181	3,181
Nestle SA (Registered)	1,453	124,118
Orkla ASA	379	3,800
Parmalat SpA	172	588
Suedzucker AG	43	921
Tate & Lyle plc	200	1,905
		176,667
Gas Utilities - 0.1%
Gas Natural SDG SA	149	3,756
Italgas SpA	240	1,272
		5,028
Health Care Equipment & Supplies - 0.9%
BioMerieux	7	1,476
Coloplast A/S, Class B	48	4,114
Essilor International SA	93	12,377
Getinge AB, Class B	79	1,647
Sartorius AG (Preference)	16	1,633
Sartorius Stedim Biotech	12	945
Smith & Nephew plc	435	7,604
Sonova Holding AG (Registered)	25	4,144
Straumann Holding AG (Registered)	5	2,772
William Demant Holding A/S*	54	1,418
		38,130
Health Care Providers & Services - 0.7%
Fresenius Medical Care AG & Co. KGaA	101	9,672
Fresenius SE & Co. KGaA	193	16,540
Mediclinic International plc	183	1,910
Orpea	18	2,044
		30,166
Hotels, Restaurants & Leisure - 1.2%
Accor SA	78	3,707
Carnival plc	85	5,454
Compass Group plc	761	16,406
InterContinental Hotels Group plc	87	4,911
Merlin Entertainments plc(b)	304	2,076
Paddy Power Betfair plc	40	4,167
Sodexo SA	44	6,009
TUI AG	217	3,356
Whitbread plc	85	4,709
William Hill plc	382	1,417
		52,212
Household Durables - 0.6%
Barratt Developments plc	460	3,637
Bellway plc	57	2,080
Berkeley Group Holdings plc	57	2,396
Electrolux AB, Series B	108	3,475
Husqvarna AB, Class B	159	1,652
Persimmon plc	140	4,437
SEB SA	12	2,108
Taylor Wimpey plc	1,480	3,880
		23,665
Household Products - 1.4%
Henkel AG & Co. KGaA	57	7,086
Henkel AG & Co. KGaA (Preference)	80	11,241
Reckitt Benckiser Group plc	296	30,333
Svenska Cellulosa AB SCA, Class B	289	10,217
		58,877
Independent Power and Renewable Electricity Producers - 0.1%
EDP Renovaveis SA	111	873
Uniper SE*	82	1,600
		2,473
Industrial Conglomerates - 1.8%
DCC plc	41	3,903
Koninklijke Philips NV	429	15,177
Siemens AG (Registered)	358	51,147
Smiths Group plc	180	3,725
		73,952
Insurance - 5.8%
Admiral Group plc	92	2,419
Aegon NV	820	4,087
Ageas	94	3,799
Allianz SE (Registered)	214	41,126
Assicurazioni Generali SpA	612	9,669

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
Aviva plc	1,868	12,660
AXA SA	890	23,759
Baloise Holding AG (Registered)	21	3,217
CNP Assurances	71	1,563
Direct Line Insurance Group plc	633	2,849
Euler Hermes Group	6	632
Gjensidige Forsikring ASA	72	1,164
Hannover Rueck SE	29	3,457
Helvetia Holding AG (Registered)	3	1,738
Legal & General Group plc	2,879	9,359
Mapfre SA	431	1,534
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Registered)	66	13,044
NN Group NV	156	5,614
Old Mutual plc	2,252	5,471
Poste Italiane SpA(b)	202	1,422
Prudential plc	1,215	27,229
RSA Insurance Group plc	467	3,771
Sampo OYJ, Class A	227	11,545
SCOR SE	68	2,680
St James’s Place plc	238	3,604
Standard Life plc	896	4,428
Swiss Life Holding AG (Registered)*	15	5,009
Swiss Re AG	151	13,780
Talanx AG	21	778
Tryg A/S	42	865
UnipolSai Assicurazioni SpA	445	1,009
Vienna Insurance Group AG Wiener Versicherung Gruppe	22	605
Zurich Insurance Group AG	70	20,597
		244,483
Internet & Direct Marketing Retail - 0.1%
Zalando SE*(b)	45	2,151

Internet Software & Services - 0.2%
Auto Trader Group plc(b)	448	2,407
Just Eat plc*	268	2,323
Rightmove plc	41	2,295
United Internet AG (Registered)	50	2,753
		9,778
IT Services - 0.8%
Amadeus IT Group SA	192	11,195
Atos SE	44	6,318
Cap Gemini SA	76	7,876
Wirecard AG	50	3,336
Worldpay Group plc(b)	905	3,629
		32,354
Life Sciences Tools & Services - 0.3%
Eurofins Scientific SE	4	2,126
Lonza Group AG (Registered)*	35	7,256
QIAGEN NV*	105	3,539
		12,921
Machinery - 2.2%
Alfa Laval AB	149	3,006
Alstom SA*	66	2,314
ANDRITZ AG	32	1,922
Atlas Copco AB, Class A	286	10,603
Atlas Copco AB, Class B	189	6,255
CNH Industrial NV	445	4,941
GEA Group AG	83	3,414
IMI plc	117	1,894
KION Group AG	28	2,074
Kone OYJ, Class B	185	9,176
MAN SE	15	1,587
Metso OYJ	56	1,907
Rational AG	2	1,080
Sandvik AB	507	7,960
Schindler Holding AG	20	4,293
Schindler Holding AG (Registered)	10	2,082
SKF AB, Class B	184	3,771
Sulzer AG (Registered)	6	700
Trelleborg AB, Class B	105	2,474
Volvo AB, Class B	713	11,679
Wartsila OYJ Abp	76	4,517
Weir Group plc (The)	105	2,462
Zardoya Otis SA	97	951
		91,062
Marine - 0.3%
AP Moller - Maersk A/S, Class A	2	3,634
AP Moller - Maersk A/S, Class B	3	5,718
Kuehne + Nagel International AG (Registered)	24	3,877
		13,229
Media - 1.6%
Altice NV, Class A*	188	4,684
Altice NV, Class B*	66	1,647
Axel Springer SE	25	1,573
Daily Mail & General Trust plc, Class A	113	1,006
Eutelsat Communications SA	83	2,137
Informa plc	393	3,404
ITV plc	1,724	4,355
JCDecaux SA	28	928
Lagardere SCA	48	1,510
Mediaset Espana Comunicacion SA	83	1,116
Mediaset SpA*	170	672
Pearson plc	379	3,457
ProSiebenSat.1 Media SE	115	4,888
Publicis Groupe SA	99	7,587
RTL Group SA	15	1,169
Schibsted ASA, Class A	45	1,075
Schibsted ASA, Class B	38	826
SES SA, FDR	174	4,308
Sky plc	482	6,166
Telenet Group Holding NV*	26	1,725
WPP plc	602	13,554
		67,787
Metals & Mining - 2.3%
Acerinox SA	74	1,001
Anglo American plc*	633	8,429
Antofagasta plc	152	1,572
ArcelorMittal*	296	6,433
BHP Billiton plc	975	14,764
Boliden AB	133	3,647
Fresnillo plc	72	1,465
Glencore plc*	5,384	19,816
Norsk Hydro ASA	650	3,514
Polymetal International plc	109	1,422
Randgold Resources Ltd.	42	3,993
Rio Tinto plc	558	22,349
thyssenkrupp AG	193	5,124
voestalpine AG	49	2,221
		95,750
Multiline Retail - 0.2%
Marks & Spencer Group plc	748	3,693
Next plc	66	3,715
		7,408
Multi-Utilities - 1.5%
Centrica plc	2,631	6,905
E.ON SE	986	8,635
Engie SA	750	11,457
Innogy SE(b)	57	2,342
National Grid plc	1,597	22,459
RWE AG*	234	4,757
RWE AG (Preference) (Non-Voting)	18	267

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
Suez	163	2,977
Veolia Environnement SA	237	5,221
		65,020
Oil, Gas & Consumable Fuels - 6.4%
Aker BP ASA	40	655
BP plc	8,991	54,170
Enagas SA	110	3,274
Eni SpA	1,138	18,031
Galp Energia SGPS SA	251	3,875
Koninklijke Vopak NV	28	1,269
Lundin Petroleum AB*	74	1,440
Neste OYJ	55	2,189
OMV AG	69	3,601
Repsol SA	531	8,906
Royal Dutch Shell plc, Class A	2,087	56,578
Royal Dutch Shell plc, Class B	1,765	48,840
Snam SpA	1,132	5,196
Statoil ASA	463	8,075
TOTAL SA	1,036	55,069
		271,168
Paper & Forest Products - 0.4%
Mondi plc	169	4,416
Stora Enso OYJ, Class R	279	3,533
UPM-Kymmene OYJ	243	6,858
		14,807
Personal Products - 2.4%
Beiersdorf AG	45	4,837
L’Oreal SA	111	23,772
Unilever NV, CVA	733	41,790
Unilever plc	568	31,761
		102,160
Pharmaceuticals - 10.5%
AstraZeneca plc	595	40,203
Bayer AG (Registered)	390	51,793
GlaxoSmithKline plc	2,313	50,866
H Lundbeck A/S	32	1,709
Hikma Pharmaceuticals plc	60	1,307
Ipsen SA	16	2,020
Merck KGaA	63	7,612
Novartis AG (Registered)	1,113	91,221
Novo Nordisk A/S, Class B	869	36,962
Orion OYJ, Class B	43	2,785
Recordati SpA	43	1,732
Roche Holding AG	331	90,931
Roche Holding AG - BR	14	3,849
Sanofi	526	52,151
UCB SA	59	4,168
Vifor Pharma AG	20	2,354
		441,663
Professional Services - 1.5%
Adecco Group AG (Registered)	76	5,671
Bureau Veritas SA	111	2,547
Capita plc	306	2,301
DKSH Holding AG	15	1,259
Experian plc	450	9,399
Intertek Group plc	74	4,107
Randstad Holding NV	53	3,069
RELX NV	427	8,869
RELX plc	511	10,970
SGS SA (Registered)	2	4,765
Teleperformance*	28	3,667
Wolters Kluwer NV	138	6,060
		62,684
Real Estate Management & Development - 0.6%
Capital & Counties Properties plc	309	1,254
Deutsche Wohnen AG	156	6,125
Fastighets AB Balder, Class B*	43	1,080
Fastighets AB Balder (Preference)	2	80
LEG Immobilien AG	28	2,642
PSP Swiss Property AG (Registered)	16	1,510
Swiss Prime Site AG (Registered)*	31	2,858
Vonovia SE	227	8,928
		24,477
Road & Rail - 0.1%
DSV A/S	89	5,423

Semiconductors & Semiconductor Equipment - 0.9%
ASML Holding NV	148	19,555
Infineon Technologies AG	518	11,469
STMicroelectronics NV	301	4,971
		35,995
Software - 1.5%
Dassault Systemes SE	59	5,450
Gemalto NV	35	2,079
Micro Focus International plc	108	3,338
Sage Group plc (The)	496	4,613
SAP SE	421	45,183
Temenos Group AG (Registered)	28	2,607
		63,270
Specialty Retail - 1.0%
Dixons Carphone plc	459	1,947
Dufry AG (Registered)*	23	3,787
Fielmann AG	14	1,128
GrandVision NV(b)	28	737
Hennes & Mauritz AB, Class B	438	10,931
Industria de Diseno Textil SA	489	20,013
Kingfisher plc	1,056	4,432
		42,975
Textiles, Apparel & Luxury Goods - 2.8%
adidas AG	92	17,613
Burberry Group plc	204	4,780
Christian Dior SE	24	6,860
Cie Financiere Richemont SA (Registered)	236	19,708
Hermes International	11	5,442
HUGO BOSS AG	31	2,337
Kering	34	11,256
Luxottica Group SpA	81	4,914
LVMH Moet Hennessy Louis Vuitton SE	118	30,141
Moncler SpA	70	1,706
Pandora A/S	53	5,027
Salvatore Ferragamo SpA	23	643
Swatch Group AG (The)	14	5,429
Swatch Group AG (The) (Registered)	20	1,527
		117,383
Tobacco - 2.1%
British American Tobacco plc	878	62,680
Imperial Brands plc	445	20,848
Swedish Match AB	83	2,805
		86,333
Trading Companies & Distributors - 0.7%
Ashtead Group plc	232	4,690
Brenntag AG	75	4,343
Bunzl plc	153	4,804
Howden Joinery Group plc	269	1,573
Rexel SA	129	2,275
Travis Perkins plc	116	2,447
Wolseley plc	123	8,114
		28,246
Transportation Infrastructure - 0.6%
Abertis Infraestructuras SA	296	5,421
Aena SA(b)	30	6,062
Aeroports de Paris	13	1,989
Atlantia SpA	252	7,022

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
Flughafen Zuerich AG (Registered)	6	1,488
Fraport AG Frankfurt Airport Services Worldwide	16	1,298
Groupe Eurotunnel SE (Registered)	196	2,311
		25,591
Water Utilities - 0.2%
Pennon Group plc	189	2,247
Severn Trent plc	109	3,518
United Utilities Group plc	314	4,171
		9,936
Wireless Telecommunication Services - 0.9%
Tele2 AB, Class B	171	1,763
Vodafone Group plc	12,516	37,405
		39,168
TOTAL COMMON STOCKS (Cost $4,063,218)		4,221,807

	Principal Amount ($)
SHORT-TERM INVESTMENT - 0.1%
REPURCHASE AGREEMENT(d) - 0.1%
Repurchase Agreements with various counterparties, rates 0.60% - 0.81%, dated 5/31/2017, due 6/1/2017, total to be received $3,617 (Cost $3,617)	3,617	3,617

Total Investments - 100.4% (Cost $4,066,835)		4,225,424
Liabilities Less Other Assets - (0.4%)		(15,737)
Net assets - 100.0%		4,209,687

*                      Non-income producing security.

(a)              Security fair valued as of 5/31/2017 in accordance with procedures approved by the Board of Trustees. Total value of all such securities at 5/31/2017 amounted to $71, which represents approximately 0.00% of net assets of the Fund.

(b)              Securities exempt from registration under Rule 144A or section 4(2), of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of all such securities at 5/31/2017 amounts to $31,647, which represents approximately 0.75% of net assets of the Fund.

(c)               Represents less than 0.05% of net assets.

(d)              The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See “Repurchase Agreements” under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subjected to repurchase.

Abbreviations

CVA	Dutch Certification
FDR	Fiduciary Depositary Receipt
OYJ	Public Limited Company
Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.
SCA	Limited partnership with share capital

As of May 31, 2017, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$430,656
Aggregate gross unrealized depreciation	(296,047)
Net unrealized appreciation	$134,609
Federal income tax cost of investments	$4,090,815

See accompanying notes to the financial statements.

Forward Currency Contracts

Hedged FTSE Europe ETF had the following open forward currency contracts as of May 31, 2017:

Currency	Counterparty	Delivery Date	Foreign Currency to Receive (Pay)	U.S. Dollars to Receive (Pay)	Market Value	Net Unrealized Appreciation/ (Depreciation)(1)
U.S. Dollar vs. Swiss Franc	Goldman Sachs International	06/02/17	574,000	$(592,736)	$593,251	$515
U.S. Dollar vs. Danish Krone	Goldman Sachs International	06/02/17	749,000	(113,100)	113,212	112
U.S. Dollar vs. Euro	Goldman Sachs International	06/02/17	1,872,000	(2,102,805)	2,105,065	2,260
U.S. Dollar vs. British Pound	Goldman Sachs International	06/02/17	923,000	(1,191,912)	1,191,547	(365)
U.S. Dollar vs. Norwegian Krone	Goldman Sachs International	06/02/17	325,000	(38,497)	38,587	90
U.S. Dollar vs. Swedish Krona	Goldman Sachs International	06/02/17	1,675,000	(192,810)	193,083	273
U.S. Dollar vs. Swiss Franc	Goldman Sachs International	06/02/17	(575,424)	579,662	594,723	(15,061)
U.S. Dollar vs. Swiss Franc	Goldman Sachs International	07/05/17	(563,000)	582,958	583,205	(247)
U.S. Dollar vs. Danish Krone	Goldman Sachs International	06/02/17	(752,809)	110,454	113,788	(3,334)
U.S. Dollar vs. Danish Krone	Goldman Sachs International	07/05/17	(756,000)	114,434	114,492	(58)
U.S. Dollar vs. Euro	Goldman Sachs International	06/02/17	(1,880,433)	2,051,942	2,114,546	(62,604)
U.S. Dollar vs. Euro	Goldman Sachs International	07/05/17	(1,856,000)	2,089,863	2,090,884	(1,021)
U.S. Dollar vs. British Pound	Goldman Sachs International	06/02/17	(926,011)	1,198,295	1,195,434	2,861
U.S. Dollar vs. British Pound	Goldman Sachs International	07/05/17	(944,000)	1,220,285	1,219,983	302
U.S. Dollar vs. Norwegian Krone	Goldman Sachs International	06/02/17	(331,333)	38,744	39,338	(594)
U.S. Dollar vs. Norwegian Krone	Goldman Sachs International	07/05/17	(328,000)	38,887	38,966	(79)
U.S. Dollar vs. Swedish Krona	Goldman Sachs International	06/02/17	(1,681,054)	190,485	193,782	(3,297)
U.S. Dollar vs. Swedish Krona	Goldman Sachs International	07/05/17	(1,664,000)	191,971	192,195	(224)
						$(80,471	)(2)

(1)

The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on forward currency contracts) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on forward currency contracts) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or “net” these amounts on its Statements of Assets and Liabilities.

(2)

The Net Amount of the Fund’s uncollateralized exposure to the counterparty under these contracts is equal to the net unrealized depreciation of $80,471. Neither the Fund nor the counterparty has posted Financial Instruments or cash as collateral pursuant to these contracts.

Hedged FTSE Europe ETF invested, as a percentage of net assets, in the following countries as of May 31, 2017:

United Kingdom	28.8%
France	15.6%
Germany	15.0%
Switzerland	13.8%
Spain	5.4%
Netherlands	5.2%
Sweden	4.6%
Italy	3.7%
Denmark	2.7%
Belgium	2.0%
Finland	1.7%
Norway	0.9%
Austria	0.4%
Ireland	0.3%
Portugal	0.2%
Other (1)	(0.3)%
100.0%

(1)   Includes any non-equity securities and net other assets (liabilities).

See accompanying notes to the financial statements.

Hedged FTSE Japan ETF

Schedule of Portfolio Investments

May 31, 2017

Investments	Shares	Value ($)

COMMON STOCKS - 100.2%
Air Freight & Logistics - 0.2%
Yamato Holdings Co. Ltd.	373	8,115

Airlines - 0.2%
ANA Holdings, Inc.	1,252	4,109
Japan Airlines Co. Ltd.	51	1,496
		5,605
Auto Components - 3.3%
Aisin Seiki Co. Ltd.	204	10,072
Bridgestone Corp.	682	28,690
Denso Corp.	527	22,498
Exedy Corp.	40	1,094
Koito Manufacturing Co. Ltd.	122	6,432
NGK Spark Plug Co. Ltd.	204	4,153
NHK Spring Co. Ltd.	177	1,865
Nifco, Inc.	48	2,457
NOK Corp.	131	2,871
Stanley Electric Co. Ltd.	161	4,855
Sumitomo Electric Industries Ltd.	801	12,716
Sumitomo Rubber Industries Ltd.	191	3,261
Tokai Rika Co. Ltd.	67	1,231
Toyo Tire & Rubber Co. Ltd.	105	2,024
Toyoda Gosei Co. Ltd.	79	1,902
Toyota Boshoku Corp.	65	1,256
Toyota Industries Corp.	175	8,814
TS Tech Co. Ltd.	69	1,944
Yokohama Rubber Co. Ltd. (The)	111	2,168
		120,303
Automobiles - 8.2%
Honda Motor Co. Ltd.	1,940	54,682
Isuzu Motors Ltd.	582	7,121
Mazda Motor Corp.	602	8,220
Mitsubishi Motors Corp.	669	4,344
Nissan Motor Co. Ltd.	2,104	20,196
Nissan Shatai Co. Ltd.	98	989
Subaru Corp.	652	22,080
Suzuki Motor Corp.	435	20,514
Toyota Motor Corp.	2,956	158,566
Yamaha Motor Co. Ltd.	299	7,519
		304,231
Banks - 8.0%
77 Bank Ltd. (The)	384	1,684
Aozora Bank Ltd.	1,247	4,590
Awa Bank Ltd. (The)	221	1,515
Bank of Kyoto Ltd. (The)	389	3,289
Chiba Bank Ltd. (The)	705	4,635
Chugoku Bank Ltd. (The)	202	2,842
Concordia Financial Group Ltd.	1,279	5,897
Daishi Bank Ltd. (The)	347	1,475
Fukuoka Financial Group, Inc.	782	3,522
Gunma Bank Ltd. (The)	507	2,696
Hachijuni Bank Ltd. (The)	472	2,719
Hiroshima Bank Ltd. (The)	626	2,559
Hokuhoku Financial Group, Inc.	135	1,986
Iyo Bank Ltd. (The)	291	2,097
Japan Post Bank Co. Ltd.	441	5,479
Juroku Bank Ltd. (The)	477	1,393
Keiyo Bank Ltd. (The)	322	1,310
Kyushu Financial Group, Inc.	413	2,543
Mebuki Financial Group, Inc.	980	3,837
Mitsubishi UFJ Financial Group, Inc.	14,467	90,385
Mizuho Financial Group, Inc.	27,437	47,835
Nishi-Nippon Financial Holdings, Inc.	194	1,902
North Pacific Bank Ltd.	380	1,313
Resona Holdings, Inc.	2,314	11,858
San-In Godo Bank Ltd. (The)	162	1,220
Senshu Ikeda Holdings, Inc.	280	1,145
Seven Bank Ltd.	755	2,765
Shiga Bank Ltd. (The)	268	1,321
Shinsei Bank Ltd.	1,962	3,176
Shizuoka Bank Ltd. (The)	562	4,676
Sumitomo Mitsui Financial Group, Inc.	1,405	50,490
Sumitomo Mitsui Trust Holdings, Inc.	401	13,598
Suruga Bank Ltd.	186	4,038
Yamaguchi Financial Group, Inc.	261	2,995
		294,785
Beverages - 1.4%
Asahi Group Holdings Ltd.	403	16,111
Coca-Cola Bottlers Japan, Inc.	127	4,100
Ito En Ltd.	66	2,734
Kirin Holdings Co. Ltd.	890	18,804
Sapporo Holdings Ltd.	73	2,119
Suntory Beverage & Food Ltd.	135	6,568
Takara Holdings, Inc.	189	1,969
		52,405
Biotechnology - 0.1%
PeptiDream, Inc.*	46	2,641

Building Products - 1.4%
Asahi Glass Co. Ltd.	1,026	8,387
Daikin Industries Ltd.	289	28,368
LIXIL Group Corp.	279	6,794
Sanwa Holdings Corp.	232	2,564
TOTO Ltd.	153	5,839
		51,952
Capital Markets - 1.3%
Daiwa Securities Group, Inc.	1,793	10,920
Jafco Co. Ltd.	42	1,614
Japan Exchange Group, Inc.	582	9,421
Matsui Securities Co. Ltd.	139	1,136
Nomura Holdings, Inc.	3,557	21,339
SBI Holdings, Inc.	204	2,645
Tokai Tokyo Financial Holdings, Inc.	313	1,630
		48,705
Chemicals - 4.8%
Air Water, Inc.	164	2,954
Asahi Kasei Corp.	1,323	12,735
Daicel Corp.	318	3,770
Denka Co. Ltd.	511	2,574
DIC Corp.	87	2,994
Hitachi Chemical Co. Ltd.	120	3,315
JSR Corp.	200	3,360
Kaneka Corp.	310	2,352
Kansai Paint Co. Ltd.	206	4,461
Kuraray Co. Ltd.	375	6,752
Lintec Corp.	67	1,590
Mitsubishi Chemical Holdings Corp.	1,410	10,691
Mitsubishi Gas Chemical Co., Inc.	201	4,151
Mitsui Chemicals, Inc.	974	4,844
Nippon Kayaku Co. Ltd.	197	2,740
Nippon Paint Holdings Co. Ltd.	152	6,055
Nippon Shokubai Co. Ltd.	37	2,262
Nissan Chemical Industries Ltd.	150	5,270
Nitto Denko Corp.	163	13,105
Shin-Etsu Chemical Co. Ltd.	446	40,057
Showa Denko KK	146	2,843
Sumitomo Chemical Co. Ltd.	1,625	8,493
Taiyo Nippon Sanso Corp.	153	1,555
Teijin Ltd.	190	3,555
Toray Industries, Inc.	1,609	13,457
Tosoh Corp.	617	5,250
Toyobo Co. Ltd.	944	1,665

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
Ube Industries Ltd.	1,218	2,897
Zeon Corp.	157	1,606
		177,353
Commercial Services & Supplies - 1.0%
Dai Nippon Printing Co. Ltd.	645	7,180
Park24 Co. Ltd.	110	3,074
Pilot Corp.	40	1,559
Secom Co. Ltd.	206	15,085
Sohgo Security Services Co. Ltd.	73	3,420
Toppan Forms Co. Ltd.	55	576
Toppan Printing Co. Ltd.	555	6,123
		37,017
Communications Equipment - 0.0%(a)
Hitachi Kokusai Electric, Inc.	30	709

Construction & Engineering - 1.3%
Chiyoda Corp.	208	1,172
COMSYS Holdings Corp.	129	2,737
JGC Corp.	232	3,514
Kajima Corp.	969	7,457
Kandenko Co. Ltd.	143	1,461
Kinden Corp.	139	2,134
Kyudenko Corp.	43	1,528
Maeda Road Construction Co. Ltd.	79	1,602
Nippo Corp.	70	1,426
Obayashi Corp.	725	8,025
Shimizu Corp.	603	6,085
Taisei Corp.	1,188	10,163
Toda Corp.	313	1,976
		49,280
Construction Materials - 0.2%
Sumitomo Osaka Cement Co. Ltd.	397	1,738
Taiheiyo Cement Corp.	1,323	4,259
		5,997
Consumer Finance - 0.3%
Acom Co. Ltd.*	452	1,913
AEON Financial Service Co. Ltd.	124	2,551
Aiful Corp.*	395	1,161
Aplus Financial Co. Ltd.*	125	115
Credit Saison Co. Ltd.	171	3,179
Hitachi Capital Corp.	59	1,371
Orient Corp.	630	1,071
		11,361
Containers & Packaging - 0.2%
FP Corp.	32	1,690
Rengo Co. Ltd.	284	1,595
Toyo Seikan Group Holdings Ltd.	171	2,737
		6,022
Distributors - 0.0%(a)
Canon Marketing Japan, Inc.	61	1,279

Diversified Consumer Services - 0.1%
Benesse Holdings, Inc.	75	2,757

Diversified Financial Services - 0.8%
Mitsubishi UFJ Lease & Finance Co. Ltd.	505	2,580
ORIX Corp.	1,392	22,003
Tokyo Century Corp.	50	1,897
Zenkoku Hosho Co. Ltd.	58	2,379
		28,859
Diversified Telecommunication Services - 0.3%
Nippon Telegraph & Telephone Corp.	256	12,288

Electric Utilities - 1.4%
Chubu Electric Power Co., Inc.	752	10,224
Chugoku Electric Power Co., Inc. (The)	326	3,718
Hokkaido Electric Power Co., Inc.	240	1,838
Hokuriku Electric Power Co.	216	2,110
Kansai Electric Power Co., Inc. (The)	784	10,992
Kyushu Electric Power Co., Inc.	490	6,079
Shikoku Electric Power Co., Inc.	178	2,228
Tohoku Electric Power Co., Inc.	507	7,537
Tokyo Electric Power Co. Holdings, Inc.*	1,667	6,844
		51,570
Electrical Equipment - 1.9%
Fuji Electric Co. Ltd.	611	3,276
Fujikura Ltd.	326	2,798
Furukawa Electric Co. Ltd.	66	2,957
GS Yuasa Corp.	416	1,870
Mabuchi Motor Co. Ltd.	56	3,160
Mitsubishi Electric Corp.	2,098	28,970
Nidec Corp.	257	25,506
Ushio, Inc.	126	1,620
		70,157
Electronic Equipment, Instruments & Components - 5.1%
Alps Electric Co. Ltd.	201	5,653
Azbil Corp.	82	2,992
Citizen Watch Co. Ltd.	317	2,072
Hamamatsu Photonics KK	146	4,654
Hirose Electric Co. Ltd.	34	4,544
Hitachi High-Technologies Corp.	75	2,984
Hitachi Ltd.	4,925	29,781
Horiba Ltd.	45	2,759
Ibiden Co. Ltd.	109	1,957
Japan Aviation Electronics Industry Ltd.	64	861
Japan Display, Inc.*	482	863
Keyence Corp.	99	45,039
Kyocera Corp.	330	19,042
Murata Manufacturing Co. Ltd.	201	27,900
Nippon Electric Glass Co. Ltd.	475	3,316
Omron Corp.	210	8,792
Shimadzu Corp.	288	5,578
Taiyo Yuden Co. Ltd.	117	1,664
TDK Corp.	128	7,744
Topcon Corp.	111	2,031
Yaskawa Electric Corp.	234	4,666
Yokogawa Electric Corp.	261	4,534
		189,426
Food & Staples Retailing - 2.0%
Aeon Co. Ltd.	735	11,120
Ain Holdings, Inc.	21	1,692
Cosmos Pharmaceutical Corp.	10	2,113
FamilyMart UNY Holdings Co. Ltd.	87	4,893
Kusuri no Aoki Holdings Co. Ltd.	15	730
Lawson, Inc.	50	3,414
Matsumotokiyoshi Holdings Co. Ltd.	46	2,695
Mitsubishi Shokuhin Co. Ltd.	20	598
Seven & i Holdings Co. Ltd.	844	35,932
Sugi Holdings Co. Ltd.	42	2,241
Sundrug Co. Ltd.	74	2,884
Tsuruha Holdings, Inc.	38	4,220
Welcia Holdings Co. Ltd.	68	2,490
		75,022
Food Products - 2.3%
Ajinomoto Co., Inc.	537	11,514
Ariake Japan Co. Ltd.	20	1,436
Calbee, Inc.	87	3,375
Ezaki Glico Co. Ltd.	60	3,391
House Foods Group, Inc.	79	1,985
Itoham Yonekyu Holdings, Inc.	196	1,834

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
Kagome Co. Ltd.	87	2,781
Kewpie Corp.	120	3,136
Kikkoman Corp.	188	5,899
Megmilk Snow Brand Co. Ltd.	44	1,333
MEIJI Holdings Co. Ltd.	146	11,961
Morinaga & Co. Ltd.	35	2,089
NH Foods Ltd.	209	6,568
Nichirei Corp.	132	3,784
Nisshin Seifun Group, Inc.	283	4,681
Nissin Foods Holdings Co. Ltd.	77	4,867
Toyo Suisan Kaisha Ltd.	97	3,785
Yakult Honsha Co. Ltd.	110	7,789
Yamazaki Baking Co. Ltd.	137	2,843
		85,051
Gas Utilities - 0.6%
Osaka Gas Co. Ltd.	2,117	8,372
Toho Gas Co. Ltd.	485	3,745
Tokyo Gas Co. Ltd.	2,214	11,512
		23,629
Health Care Equipment & Supplies - 1.6%
Asahi Intecc Co. Ltd.	57	2,639
Hoya Corp.	411	20,270
Nihon Kohden Corp.	86	1,922
Nipro Corp.	125	1,748
Olympus Corp.	296	10,827
Sysmex Corp.	153	9,104
Terumo Corp.	335	13,632
		60,142
Health Care Providers & Services - 0.3%
Alfresa Holdings Corp.	192	3,709
Medipal Holdings Corp.	183	3,372
Miraca Holdings, Inc.	61	2,568
Suzuken Co. Ltd.	97	3,193
		12,842
Health Care Technology - 0.2%
M3, Inc.	194	5,587

Hotels, Restaurants & Leisure - 0.6%
HIS Co. Ltd.	48	1,358
Oriental Land Co. Ltd.	205	13,262
Resorttrust, Inc.	90	1,672
Skylark Co. Ltd.	129	2,031
Zensho Holdings Co. Ltd.	108	1,970
		20,293
Household Durables - 3.4%
Casio Computer Co. Ltd.	241	3,748
Fujitsu General Ltd.	65	1,503
Haseko Corp.	299	3,802
Iida Group Holdings Co. Ltd.	151	2,496
Nikon Corp.	377	5,819
PanaHome Corp.	101	1,122
Panasonic Corp.	2,259	29,018
Rinnai Corp.	40	3,603
Sekisui Chemical Co. Ltd.	397	6,986
Sekisui House Ltd.	615	10,566
Sharp Corp.*	1,542	5,647
Sony Corp.	1,359	49,575
Sumitomo Forestry Co. Ltd.	152	2,425
		126,310
Household Products - 0.6%
Lion Corp.	267	5,659
Pigeon Corp.	115	3,973
Unicharm Corp.	411	11,135
		20,767
Independent Power and Renewable Electricity Producers - 0.1%
Electric Power Development Co. Ltd.	192	5,106

Industrial Conglomerates - 0.5%
Keihan Holdings Co. Ltd.	514	3,402
Nisshinbo Holdings, Inc.	172	1,629
Seibu Holdings, Inc.	249	4,634
Toshiba Corp.*	4,042	9,211
		18,876
Insurance - 2.9%
Dai-ichi Life Holdings, Inc.	1,200	20,015
Japan Post Holdings Co. Ltd.	484	5,917
Japan Post Insurance Co. Ltd.	70	1,505
MS&AD Insurance Group Holdings, Inc.	541	19,006
Sompo Holdings, Inc.	392	15,150
Sony Financial Holdings, Inc.	186	2,868
T&D Holdings, Inc.	659	9,338
Tokio Marine Holdings, Inc.	745	31,664
		105,463
Internet & Direct Marketing Retail - 0.4%
ASKUL Corp.	28	823
Rakuten, Inc.	898	10,930
Start Today Co. Ltd.	189	4,724
		16,477
Internet Software & Services - 0.3%
COOKPAD, Inc.	61	485
DeNA Co. Ltd.	113	2,502
Gree, Inc.	126	1,045
Kakaku.com, Inc.	152	2,167
Yahoo Japan Corp.	1,400	6,305
		12,504
IT Services - 1.2%
Fujitsu Ltd.	2,059	15,040
GMO Payment Gateway, Inc.	15	875
Itochu Techno-Solutions Corp.	63	2,151
Nomura Research Institute Ltd.	116	4,421
NS Solutions Corp.	44	1,057
NTT Data Corp.	135	7,288
Obic Co. Ltd.	71	4,128
Otsuka Corp.	55	3,387
SCSK Corp.	45	1,992
TIS, Inc.	95	2,758
		43,097
Leisure Products - 0.9%
Bandai Namco Holdings, Inc.	209	7,475
Heiwa Corp.	71	1,547
Sankyo Co. Ltd.	59	1,982
Sega Sammy Holdings, Inc.	213	2,706
Shimano, Inc.	84	13,065
Yamaha Corp.	178	5,762
		32,537
Machinery - 5.7%
Amada Holdings Co. Ltd.	383	4,468
Daifuku Co. Ltd.	100	3,052
DMG Mori Co. Ltd.	106	1,670
Ebara Corp.	104	2,948
FANUC Corp.	212	41,735
Glory Ltd.	59	2,006
Hino Motors Ltd.	289	3,515
Hitachi Construction Machinery Co. Ltd.	120	2,788
Hoshizaki Corp.	56	4,937
IHI Corp.*	1,402	5,274
Japan Steel Works Ltd. (The)	71	1,031
JTEKT Corp.	242	3,639
Kawasaki Heavy Industries Ltd.	1,544	4,440
Komatsu Ltd.	1,001	23,838
Kubota Corp.	1,194	18,916
Kurita Water Industries Ltd.	131	3,472
Makita Corp.	262	9,880

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
MINEBEA MITSUMI, Inc.	456	7,451
Mitsubishi Heavy Industries Ltd.	3,046	12,029
Mitsui Engineering & Shipbuilding Co. Ltd.	1,001	1,376
Miura Co. Ltd.	115	2,246
Nabtesco Corp.	125	3,674
NGK Insulators Ltd.	285	5,732
NSK Ltd.	485	5,789
NTN Corp.	456	2,091
OKUMA Corp.	160	1,437
OSG Corp.	77	1,569
SMC Corp.	62	19,628
Sumitomo Heavy Industries Ltd.	605	3,950
Tadano Ltd.	121	1,486
THK Co. Ltd.	122	3,414
		209,481
Marine - 0.2%
Kawasaki Kisen Kaisha Ltd.*	955	2,478
Mitsui OSK Lines Ltd.	1,199	3,448
Nippon Yusen KK*	1,728	3,141
		9,067
Media - 0.8%
CyberAgent, Inc.	112	4,051
Daiichikosho Co. Ltd.	49	2,371
Dentsu, Inc.	236	12,036
Hakuhodo DY Holdings, Inc.	255	3,378
Shochiku Co. Ltd.	119	1,458
SKY Perfect JSAT Holdings, Inc.	166	728
Toho Co. Ltd.	122	3,613
Tokyo Broadcasting System Holdings, Inc.	48	797
TV Asahi Holdings Corp.	30	526
		28,958
Metals & Mining - 1.4%
Daido Steel Co. Ltd.	368	2,017
Dowa Holdings Co. Ltd.	244	1,844
Hitachi Metals Ltd.	210	2,801
JFE Holdings, Inc.	550	9,184
Kobe Steel Ltd.*	318	2,913
Maruichi Steel Tube Ltd.	72	2,113
Mitsubishi Materials Corp.	134	3,787
Nippon Steel & Sumitomo Metal Corp.	834	17,772
Nisshin Steel Co. Ltd.	50	552
Sumitomo Metal Mining Co. Ltd.	507	6,171
Yamato Kogyo Co. Ltd.	57	1,369
		50,523
Multiline Retail - 0.8%
Don Quijote Holdings Co. Ltd.	125	4,895
H2O Retailing Corp.	92	1,545
Isetan Mitsukoshi Holdings Ltd.	388	3,919
Izumi Co. Ltd.	42	2,290
J Front Retailing Co. Ltd.	266	3,764
Marui Group Co. Ltd.	231	3,365
Ryohin Keikaku Co. Ltd.	26	6,778
Takashimaya Co. Ltd.	343	3,192
		29,748
Oil, Gas & Consumable Fuels - 0.8%
Cosmo Energy Holdings Co. Ltd.	89	1,297
Idemitsu Kosan Co. Ltd.	118	3,308
Inpex Corp.	976	8,989
Japan Petroleum Exploration Co. Ltd.	42	847
JXTG Holdings, Inc.	3,378	14,736
Showa Shell Sekiyu KK	206	1,893
		31,070
Paper & Forest Products - 0.2%
Nippon Paper Industries Co. Ltd.	101	1,922
Oji Holdings Corp.	941	4,620
		6,542
Personal Products - 1.5%
Kao Corp.	523	33,026
Kobayashi Pharmaceutical Co. Ltd.	66	3,897
Kose Corp.	31	3,350
Pola Orbis Holdings, Inc.	80	2,243
Shiseido Co. Ltd.	415	13,990
		56,506
Pharmaceuticals - 5.4%
Astellas Pharma, Inc.	2,259	28,568
Chugai Pharmaceutical Co. Ltd.	233	8,870
Daiichi Sankyo Co. Ltd.	689	15,131
Eisai Co. Ltd.	282	14,882
Hisamitsu Pharmaceutical Co., Inc.	78	3,929
Kaken Pharmaceutical Co. Ltd.	41	2,365
Kissei Pharmaceutical Co. Ltd.	43	1,105
KYORIN Holdings, Inc.	62	1,279
Kyowa Hakko Kirin Co. Ltd.	275	4,710
Mitsubishi Tanabe Pharma Corp.	240	5,345
Mochida Pharmaceutical Co. Ltd.	18	1,275
Nippon Shinyaku Co. Ltd.	59	3,447
Ono Pharmaceutical Co. Ltd.	483	10,054
Otsuka Holdings Co. Ltd.	449	20,281
Rohto Pharmaceutical Co. Ltd.	103	2,146
Santen Pharmaceutical Co. Ltd.	427	5,888
Sawai Pharmaceutical Co. Ltd.	37	2,004
Shionogi & Co. Ltd.	314	16,807
Sumitomo Dainippon Pharma Co. Ltd.	170	2,598
Taisho Pharmaceutical Holdings Co. Ltd.	49	3,833
Takeda Pharmaceutical Co. Ltd.	828	42,731
Tsumura & Co.	78	2,853
		200,101
Professional Services - 0.7%
Nihon M&A Center, Inc.	74	2,927
Recruit Holdings Co. Ltd.	344	18,260
Temp Holdings Co. Ltd.	167	3,303
		24,490
Real Estate Management & Development - 3.2%
Aeon Mall Co. Ltd.	126	2,362
Daikyo, Inc.	401	816
Daito Trust Construction Co. Ltd.	78	12,322
Daiwa House Industry Co. Ltd.	685	22,417
Hulic Co. Ltd.	381	3,604
Ichigo, Inc.	242	698
Leopalace21 Corp.	289	1,704
Mitsubishi Estate Co. Ltd.	1,255	23,475
Mitsui Fudosan Co. Ltd.	1,007	23,867
Nomura Real Estate Holdings, Inc.	138	2,978
NTT Urban Development Corp.	148	1,443
Relo Group, Inc.	120	2,420
Sumitomo Realty & Development Co. Ltd.	459	13,863
Tokyo Tatemono Co. Ltd.	220	3,024
Tokyu Fudosan Holdings Corp.	553	3,320
		118,313
Road & Rail - 4.4%
Central Japan Railway Co.	196	32,142
East Japan Railway Co.	404	38,780
Fukuyama Transporting Co. Ltd.	214	1,370
Hankyu Hanshin Holdings, Inc.	246	8,865
Hitachi Transport System Ltd.	59	1,334
Keikyu Corp.	531	6,329
Keio Corp.	614	5,108
Keisei Electric Railway Co. Ltd.	150	3,830
Kintetsu Group Holdings Co. Ltd.	1,931	7,456

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
Kyushu Railway Co.	171	5,806
Nagoya Railroad Co. Ltd.	955	4,465
Nankai Electric Railway Co. Ltd.	577	3,058
Nippon Express Co. Ltd.	782	4,830
Nishi-Nippon Railroad Co. Ltd.	439	1,890
Odakyu Electric Railway Co. Ltd.	328	6,585
Seino Holdings Co. Ltd.	152	1,909
Sotetsu Holdings, Inc.	415	1,985
Tobu Railway Co. Ltd.	1,081	5,777
Tokyu Corp.	1,071	7,883
West Japan Railway Co.	195	13,557
		162,959
Semiconductors & Semiconductor Equipment - 1.2%
Advantest Corp.	201	3,597
Disco Corp.	29	5,009
Rohm Co. Ltd.	95	7,637
SCREEN Holdings Co. Ltd.	43	3,134
Sumco Corp.	197	3,262
Tokyo Electron Ltd.	165	23,410
		46,049
Software - 1.6%
Capcom Co. Ltd.	65	1,537
COLOPL, Inc.	62	676
GungHo Online Entertainment, Inc.	471	1,180
Koei Tecmo Holdings Co. Ltd.	57	1,189
Konami Holdings Corp.	101	4,969
LINE Corp.*	42	1,447
Nexon Co. Ltd.	156	2,950
Nintendo Co. Ltd.	115	34,993
OBIC Business Consultants Co. Ltd.	10	507
Oracle Corp.	38	2,240
Square Enix Holdings Co. Ltd.	92	2,920
Trend Micro, Inc.	122	6,134
		60,742
Specialty Retail - 1.5%
ABC-Mart, Inc.	26	1,521
Adastria Co. Ltd.	30	795
Aoyama Trading Co. Ltd.	50	1,806
Autobacs Seven Co. Ltd.	80	1,264
Bic Camera, Inc.	160	1,703
Fast Retailing Co. Ltd.	54	18,116
Hikari Tsushin, Inc.	27	2,739
Komeri Co. Ltd.	38	965
K’s Holdings Corp.	86	1,773
Nitori Holdings Co. Ltd.	79	11,566
Sanrio Co. Ltd.	81	1,516
Shimachu Co. Ltd.	66	1,541
Shimamura Co. Ltd.	23	2,958
USS Co. Ltd.	231	4,656
Yamada Denki Co. Ltd.	764	4,014
		56,933
Technology Hardware, Storage & Peripherals - 2.0%
Brother Industries Ltd.	253	5,624
Canon, Inc.	1,134	38,762
FUJIFILM Holdings Corp.	414	15,117
Konica Minolta, Inc.	482	3,796
Ricoh Co. Ltd.	729	6,157
Seiko Epson Corp.	298	6,260
		75,716
Textiles, Apparel & Luxury Goods - 0.1%
Asics Corp.	189	3,172
Wacoal Holdings Corp.	130	1,669
		4,841
Tobacco - 1.3%
Japan Tobacco, Inc.	1,298	48,840
Trading Companies & Distributors - 3.3%
ITOCHU Corp.	1,527	21,721
Marubeni Corp.	1,655	10,237
MISUMI Group, Inc.	287	6,488
Mitsubishi Corp.	1,373	27,538
Mitsui & Co. Ltd.	1,808	24,450
MonotaRO Co. Ltd.	68	2,294
Nagase & Co. Ltd.	118	1,686
Sojitz Corp.	1,338	3,230
Sumitomo Corp.	1,193	15,238
Toyota Tsusho Corp.	241	7,399
		120,281
Transportation Infrastructure - 0.2%
Japan Airport Terminal Co. Ltd.	65	2,551
Kamigumi Co. Ltd.	245	2,510
Mitsubishi Logistics Corp.	156	1,985
		7,046
Wireless Telecommunication Services - 4.5%
KDDI Corp.	2,007	55,645
NTT DOCOMO, Inc.	1,394	34,250
SoftBank Group Corp.	930	75,713
		165,608
TOTAL COMMON STOCKS (Cost $3,458,106)		3,710,334
Total Investments - 100.2% (Cost $3,458,106)		3,710,334
Liabilities Less Other Assets - (0.2%)		(8,205)
Net assets - 100.0%		3,702,129

*                 Non-income producing security.

(a)         Represents less than 0.05% of net assets.

As of May 31, 2017, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$407,024
Aggregate gross unrealized depreciation	(198,614)
Net unrealized appreciation	$208,410
Federal income tax cost of investments	$3,501,924

See accompanying notes to the financial statements.

Forward Currency Contracts

Hedged FTSE Japan ETF had the following open forward currency contracts as of May 31, 2017:

Currency	Counterparty	Delivery Date	Foreign Currency to Receive (Pay)	U.S. Dollars to Receive (Pay)	Market Value	Net Unrealized Appreciation/ (Depreciation)(1)
U.S. Dollar vs. Japanese Yen	Goldman Sachs International	06/05/17	404,882,000	$(3,662,466)	$3,661,640	$(826)
U.S. Dollar vs. Japanese Yen	Goldman Sachs International	06/05/17	(404,882,000)	3,636,388	3,661,640	(25,252)
U.S. Dollar vs. Japanese Yen	Goldman Sachs International	07/06/17	(413,400,000)	3,744,972	3,744,224	748
						$(25,330	)(2)

(1)         The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on forward currency contracts) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on forward currency contracts) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or “net” these amounts on its Statements of Assets and Liabilities.

(2)         The Net Amount of the Fund’s uncollateralized exposure to the counterparty under these contracts is equal to the net unrealized depreciation of $25,330. Neither the Fund nor the counterparty has posted Financial Instruments or cash as collateral pursuant to these contracts.

See accompanying notes to the financial statements.

Hedge Replication ETF

Schedule of Portfolio Investments

May 31, 2017

Investments	Shares	Value ($)
COMMON STOCKS - 11.8%
Aerospace & Defense - 0.2%
AAR Corp.	82	2,865
Aerojet Rocketdyne Holdings, Inc.*	149	3,263
Aerovironment, Inc.*	51	1,583
Arconic, Inc.	1	28
Astronics Corp.*	48	1,469
Astronics Corp., Class B*	3	92
Axon Enterprise, Inc.*	132	3,169
Cubic Corp.	64	2,966
Curtiss-Wright Corp.	111	9,993
DigitalGlobe, Inc.*	158	4,922
Ducommun, Inc.*	27	859
Engility Holdings, Inc.*	45	1,185
Esterline Technologies Corp.*	74	7,211
KeyW Holding Corp. (The)*	111	1,022
KLX, Inc.*	133	6,436
Kratos Defense & Security Solutions, Inc.*	169	1,829
Mercury Systems, Inc.*	117	4,653
Moog, Inc., Class A*	80	5,603
National Presto Industries, Inc.	12	1,277
Sparton Corp.*	24	412
Teledyne Technologies, Inc.*	85	11,178
Triumph Group, Inc.	123	4,010
Vectrus, Inc.*	27	797
		76,822
Air Freight & Logistics - 0.1%
Air Transport Services Group, Inc.*	121	2,886
Atlas Air Worldwide Holdings, Inc.*	62	3,019
Echo Global Logistics, Inc.*	72	1,343
Forward Air Corp.	75	3,910
Hub Group, Inc., Class A*	84	3,011
Park-Ohio Holdings Corp.	22	816
Radiant Logistics, Inc.*	96	565
XPO Logistics, Inc.*	247	12,992
		28,542
Airlines - 0.0%(a)
Allegiant Travel Co.	33	4,521
Hawaiian Holdings, Inc.*	133	6,663
SkyWest, Inc.	127	4,356
		15,540
Auto Components - 0.1%
American Axle & Manufacturing Holdings, Inc.*	212	3,203
Cooper Tire & Rubber Co.	139	5,004
Cooper-Standard Holdings, Inc.*	37	3,996
Dana, Inc.	376	7,941
Dorman Products, Inc.*	67	5,588
Fox Factory Holding Corp.*	57	1,873
Gentherm, Inc.*	93	3,506
Horizon Global Corp.*	56	824
LCI Industries	60	5,340
Modine Manufacturing Co.*	118	1,794
Motorcar Parts of America, Inc.*	45	1,308
Standard Motor Products, Inc.	55	2,676
Stoneridge, Inc.*	68	1,051
Strattec Security Corp.	8	285
Superior Industries International, Inc.	64	1,248
Tenneco, Inc.	135	7,675
Tower International, Inc.	51	1,183
Unique Fabricating, Inc.	16	149
Workhorse Group, Inc.*	37	130
		54,774
Automobiles - 0.0%(a)
Winnebago Industries, Inc.	68	1,666

Banks - 1.3%
1st Source Corp.	39	1,776
Access National Corp.	36	1,008
ACNB Corp.	14	395
Allegiance Bancshares, Inc.*	28	1,085
American National Bankshares, Inc.	21	732
Ameris Bancorp	92	3,988
Ames National Corp.	22	652
Arrow Financial Corp.	29	918
Atlantic Capital Bancshares, Inc.*	43	798
Banc of California, Inc.	122	2,477
BancFirst Corp.	21	1,983
Banco Latinoamericano de Comercio Exterior SA, Class E	76	2,052
Bancorp, Inc. (The)*	127	777
BancorpSouth, Inc.	218	6,257
Bank of Marin Bancorp	14	839
Bank of NT Butterfield & Son Ltd. (The)	31	1,022
Bank of the Ozarks, Inc.	223	9,857
Bankwell Financial Group, Inc.	14	434
Banner Corp.	75	4,027
Bar Harbor Bankshares	37	1,068
Berkshire Hills Bancorp, Inc.	83	2,976
Blue Hills Bancorp, Inc.	63	1,134
BNC Bancorp	102	3,218
Boston Private Financial Holdings, Inc.	206	2,987
Bridge Bancorp, Inc.	45	1,496
Brookline Bancorp, Inc.	174	2,401
Bryn Mawr Bank Corp.	42	1,716
BSB Bancorp, Inc.*	21	609
C&F Financial Corp.	8	385
California First National Bancorp	6	103
Camden National Corp.	38	1,528
Capital Bank Financial Corp., Class A	62	2,300
Capital City Bank Group, Inc.	28	525
Capstar Financial Holdings, Inc.*	7	126
Carolina Financial Corp.	31	928
Cathay General Bancorp	186	6,603
CenterState Banks, Inc.	122	2,933
Central Pacific Financial Corp.	76	2,299
Central Valley Community Bancorp	23	480
Century Bancorp, Inc., Class A	7	418
Chemical Financial Corp.	166	7,465
Chemung Financial Corp.	7	263
Citizens & Northern Corp.	30	669
City Holding Co.	37	2,334
CNB Financial Corp.	37	776
CoBiz Financial, Inc.	94	1,480
Codorus Valley Bancorp, Inc.	21	542
Columbia Banking System, Inc.	146	5,360
Community Bank System, Inc.	117	6,290
Community Trust Bancorp, Inc.	38	1,577
ConnectOne Bancorp, Inc.	75	1,635
County Bancorp, Inc.	11	272
CU Bancorp*	41	1,476
Customers Bancorp, Inc.*	69	1,929
CVB Financial Corp.	254	5,156
Eagle Bancorp, Inc.*	77	4,393
Enterprise Bancorp, Inc.	24	720
Enterprise Financial Services Corp.	56	2,246
Equity Bancshares, Inc., Class A*	16	476
Farmers Capital Bank Corp.	19	726
Farmers National Banc Corp.	63	854
FB Financial Corp.*	16	547
FCB Financial Holdings, Inc., Class A*	75	3,435
Fidelity Southern Corp.	51	1,091

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
Financial Institutions, Inc.	35	1,073
First Bancorp, Inc.	26	653
First BanCorp/NC	59	1,638
First BanCorp/PR*	298	1,547
First Busey Corp.	77	2,186
First Business Financial Services, Inc.	21	480
First Citizens BancShares, Inc., Class A	20	6,628
First Commonwealth Financial Corp.	222	2,726
First Community Bancshares, Inc.	39	994
First Community Financial Partners, Inc.*	34	425
First Connecticut Bancorp, Inc.	35	877
First Financial Bancorp	153	3,833
First Financial Bankshares, Inc.	162	6,196
First Financial Corp.	26	1,184
First Financial Northwest, Inc.	20	320
First Foundation, Inc.*	67	1,027
First Internet Bancorp	14	361
First Interstate BancSystem, Inc., Class A	61	2,129
First Merchants Corp.	103	4,088
First Mid-Illinois Bancshares, Inc.	21	695
First Midwest Bancorp, Inc.	224	4,964
First Northwest Bancorp*	27	441
First of Long Island Corp. (The)	55	1,493
Flushing Financial Corp.	70	1,945
FNB Corp.	801	10,573
Franklin Financial Network, Inc.*	29	1,131
Fulton Financial Corp.	432	7,560
German American Bancorp, Inc.	55	1,708
Glacier Bancorp, Inc.	191	6,162
Great Southern Bancorp, Inc.	27	1,322
Great Western Bancorp, Inc.	148	5,603
Green Bancorp, Inc.*	51	972
Guaranty Bancorp	43	1,086
Hancock Holding Co.	211	9,748
Hanmi Financial Corp.	78	2,075
HarborOne Bancorp, Inc.*	37	726
Heartland Financial USA, Inc.	59	2,646
Heritage Commerce Corp.	66	888
Heritage Financial Corp.	74	1,765
Hilltop Holdings, Inc.	188	4,698
Home BancShares, Inc.	305	7,140
HomeTrust Bancshares, Inc.*	41	1,015
Hope Bancorp, Inc.	323	5,623
Horizon Bancorp	49	1,247
IBERIABANK Corp.	128	9,882
Independent Bank Corp./MA	65	3,929
Independent Bank Corp./MI	50	1,018
Independent Bank Group, Inc.	33	1,851
International Bancshares Corp.	138	4,575
Investors Bancorp, Inc.	748	9,896
Lakeland Bancorp, Inc.	104	1,950
Lakeland Financial Corp.	61	2,588
LCNB Corp.	23	450
LegacyTexas Financial Group, Inc.	111	3,909
Live Oak Bancshares, Inc.	48	1,174
Macatawa Bank Corp.	67	619
MainSource Financial Group, Inc.	59	1,910
MB Financial, Inc.	190	7,824
MBT Financial Corp.	44	447
Mercantile Bank Corp.	40	1,243
Midland States Bancorp, Inc.	9	314
MidWestOne Financial Group, Inc.	22	762
MutualFirst Financial, Inc.	13	438
National Bank Holdings Corp., Class A	61	1,862
National Bankshares, Inc.	16	645
National Commerce Corp.*	23	859
NBT Bancorp, Inc.	107	3,760
Nicolet Bankshares, Inc.*	20	996
Northrim BanCorp, Inc.	16	475
OFG Bancorp	109	1,019
Old Line Bancshares, Inc.	22	616
Old National Bancorp	333	5,261
Old Second Bancorp, Inc.	72	835
Opus Bank	43	924
Orrstown Financial Services, Inc.	20	422
Pacific Continental Corp.	51	1,201
Pacific Mercantile Bancorp*	38	293
Pacific Premier Bancorp, Inc.*	90	3,060
Paragon Commercial Corp.*	2	102
Park National Corp.	34	3,436
Park Sterling Corp.	130	1,509
Peapack Gladstone Financial Corp.	39	1,185
Penns Woods Bancorp, Inc.	11	434
Peoples Bancorp, Inc.	40	1,210
Peoples Financial Services Corp.	16	629
People’s Utah Bancorp	33	845
Pinnacle Financial Partners, Inc.	117	7,038
Preferred Bank	31	1,547
Premier Financial Bancorp, Inc.	24	474
PrivateBancorp, Inc.	198	11,799
Prosperity Bancshares, Inc.	169	10,586
QCR Holdings, Inc.	30	1,314
Renasant Corp.	108	4,315
Republic Bancorp, Inc., Class A	25	867
Republic First Bancorp, Inc.*	127	1,124
S&T Bancorp, Inc.	85	2,836
Sandy Spring Bancorp, Inc.	60	2,302
Seacoast Banking Corp. of Florida*	80	1,805
ServisFirst Bancshares, Inc.	115	3,938
Shore Bancshares, Inc.	32	510
Sierra Bancorp	30	721
Simmons First National Corp., Class A	74	3,755
South State Corp.	66	5,485
Southern First Bancshares, Inc.*	14	479
Southern National Bancorp of Virginia, Inc.	29	496
Southside Bancshares, Inc.	69	2,233
Southwest Bancorp, Inc.	45	1,107
State Bank Financial Corp.	87	2,205
Sterling Bancorp	319	6,843
Stock Yards Bancorp, Inc.	54	1,955
Stonegate Bank	31	1,402
Summit Financial Group, Inc.	24	519
Sun Bancorp, Inc.	27	668
Texas Capital Bancshares, Inc.*	126	9,248
Tompkins Financial Corp.	36	2,729
Towne Bank	141	4,089
TriCo Bancshares	50	1,744
TriState Capital Holdings, Inc.*	56	1,299
Triumph Bancorp, Inc.*	39	889
Trustmark Corp.	170	5,170
UMB Financial Corp.	113	7,913
Umpqua Holdings Corp.	557	9,438
Union Bankshares Corp.	109	3,662
Union Bankshares, Inc.	9	360
United Bankshares, Inc.	231	8,842
United Community Banks, Inc.	177	4,561
Univest Corp. of Pennsylvania	63	1,736
Valley National Bancorp	624	7,039
Veritex Holdings, Inc.*	30	780
Washington Trust Bancorp, Inc.	37	1,769
WashingtonFirst Bankshares, Inc.	22	722
Webster Financial Corp.	232	11,303
WesBanco, Inc.	101	3,753
West Bancorporation, Inc.	40	878

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
Westamerica Bancorp	63	3,233
Wintrust Financial Corp.	130	8,939
Xenith Bankshares, Inc.*	20	614
		516,003
Beverages - 0.0%(a)
Boston Beer Co., Inc. (The), Class A*	23	3,283
Coca-Cola Bottling Co. Consolidated	11	2,505
Craft Brew Alliance, Inc.*	32	534
MGP Ingredients, Inc.	32	1,639
National Beverage Corp.	30	2,879
Primo Water Corp.*	57	701
		11,541
Biotechnology - 0.6%
Acceleron Pharma, Inc.*	69	1,760
Achillion Pharmaceuticals, Inc.*	294	1,308
Acorda Therapeutics, Inc.*	108	1,490
Adamas Pharmaceuticals, Inc.*	42	646
Aduro Biotech, Inc.*	95	950
Advaxis, Inc.*	91	734
Adverum Biotechnologies, Inc.*	59	150
Aevi Genomic Medicine, Inc.*	69	74
Agenus, Inc.*	183	608
Aimmune Therapeutics, Inc.*	66	1,096
Akebia Therapeutics, Inc.*	91	1,219
Alder Biopharmaceuticals, Inc.*	117	1,802
Altimmune, Inc.	15	64
AMAG Pharmaceuticals, Inc.*	87	1,505
Amicus Therapeutics, Inc.*	358	2,871
AnaptysBio, Inc.*	12	307
Anavex Life Sciences Corp.*	81	469
Anthera Pharmaceuticals, Inc.*	25	40
Applied Genetic Technologies Corp.*	32	166
Aptevo Therapeutics, Inc.*	41	87
Ardelyx, Inc.*	78	367
Arena Pharmaceuticals, Inc.*	781	1,015
Argos Therapeutics, Inc.*	36	16
Array BioPharma, Inc.*	421	3,191
Arrowhead Pharmaceuticals, Inc.*	172	248
Asterias Biotherapeutics, Inc.*	63	192
Atara Biotherapeutics, Inc.*	59	782
Athersys, Inc.*	249	349
Audentes Therapeutics, Inc.*	19	271
Avexis, Inc.*	14	990
Axovant Sciences Ltd.*	62	1,326
Bellicum Pharmaceuticals, Inc.*	65	688
BioCryst Pharmaceuticals, Inc.*	201	1,035
BioSpecifics Technologies Corp.*	13	674
BioTime, Inc.*	187	563
Bluebird Bio, Inc.*	103	7,761
Blueprint Medicines Corp.*	72	2,583
Cara Therapeutics, Inc.*	63	1,043
Celldex Therapeutics, Inc.*	241	682
Cellular Biomedicine Group, Inc.*	31	198
ChemoCentryx, Inc.*	59	392
Chimerix, Inc.*	107	479
Cidara Therapeutics, Inc.*	33	198
Clovis Oncology, Inc.*	93	4,804
Coherus Biosciences, Inc.*	90	1,778
Concert Pharmaceuticals, Inc.*	41	515
Corvus Pharmaceuticals, Inc.*	8	81
Curis, Inc.*	281	481
Cytokinetics, Inc.*	92	1,247
CytomX Therapeutics, Inc.*	50	705
CytRx Corp.*	295	259
Dimension Therapeutics, Inc.*	31	34
Dynavax Technologies Corp.*	113	621
Eagle Pharmaceuticals, Inc.*	23	1,678
Edge Therapeutics, Inc.*	43	421
Editas Medicine, Inc.*	21	287
Eiger BioPharmaceuticals, Inc.*	10	67
Emergent BioSolutions, Inc.*	81	2,586
Enanta Pharmaceuticals, Inc.*	39	1,173
Epizyme, Inc.*	102	1,459
Esperion Therapeutics, Inc.*	36	1,153
Exact Sciences Corp.*	265	9,665
Exelixis, Inc.*	572	10,702
FibroGen, Inc.*	147	3,866
Five Prime Therapeutics, Inc.*	68	1,921
Flexion Therapeutics, Inc.*	67	1,145
Fortress Biotech, Inc.*	85	307
Foundation Medicine, Inc.*	34	1,292
Galena Biopharma, Inc.*	81	45
Genomic Health, Inc.*	46	1,461
Geron Corp.*	380	1,011
Global Blood Therapeutics, Inc.*	50	1,350
GlycoMimetics, Inc.*	30	381
Halozyme Therapeutics, Inc.*	275	3,245
Heron Therapeutics, Inc.*	105	1,407
Idera Pharmaceuticals, Inc.*	260	424
Ignyta, Inc.*	74	522
Immune Design Corp.*	35	261
ImmunoGen, Inc.*	212	977
Immunomedics, Inc.*	245	1,850
Infinity Pharmaceuticals, Inc.*	123	212
Inotek Pharmaceuticals Corp.*	43	73
Inovio Pharmaceuticals, Inc.*	168	1,268
Insmed, Inc.*	155	2,390
Insys Therapeutics, Inc.*	60	882
Intellia Therapeutics, Inc.*	17	195
Invitae Corp.*	71	609
Ironwood Pharmaceuticals, Inc.*	325	5,756
Jounce Therapeutics, Inc.*	15	304
Kadmon Holdings, Inc.*	21	47
Karyopharm Therapeutics, Inc.*	68	552
Keryx Biopharmaceuticals, Inc.*	199	1,272
Kite Pharma, Inc.*	109	7,883
La Jolla Pharmaceutical Co.*	42	1,201
Lexicon Pharmaceuticals, Inc.*	106	1,468
Ligand Pharmaceuticals, Inc.*	47	5,089
Lion Biotechnologies, Inc.*	142	731
Loxo Oncology, Inc.*	40	1,826
MacroGenics, Inc.*	80	1,420
MannKind Corp.*	164	249
MediciNova, Inc.*	74	431
Merrimack Pharmaceuticals, Inc.	308	559
MiMedx Group, Inc.*	257	3,516
Minerva Neurosciences, Inc.*	52	429
Mirati Therapeutics, Inc.*	39	109
Momenta Pharmaceuticals, Inc.*	164	2,378
Myovant Sciences Ltd.*	27	383
Myriad Genetics, Inc.*	170	3,459
NantKwest, Inc.*	42	154
Natera, Inc.*	66	676
NewLink Genetics Corp.*	55	702
Novavax, Inc.*	679	626
OncoMed Pharmaceuticals, Inc.*	54	176
Ophthotech Corp.*	76	173
Organovo Holdings, Inc.*	244	691
Otonomy, Inc.*	61	747
OvaScience, Inc.*	79	101
PDL BioPharma, Inc.	416	994
Pfenex, Inc.*	45	183
Portola Pharmaceuticals, Inc.*	123	4,533
Progenics Pharmaceuticals, Inc.*	175	1,115
Protagonist Therapeutics, Inc.*	20	223
Proteostasis Therapeutics, Inc.*	21	83
Prothena Corp. plc*	97	4,948
PTC Therapeutics, Inc.*	83	1,040
Puma Biotechnology, Inc.*	70	5,355
Ra Pharmaceuticals, Inc.*	21	504

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
Radius Health, Inc.*	79	2,735
REGENXBIO, Inc.*	59	1,009
Regulus Therapeutics, Inc.*	98	137
Repligen Corp.*	84	3,296
Retrophin, Inc.*	92	1,458
Rigel Pharmaceuticals, Inc.*	311	712
Sage Therapeutics, Inc.*	76	5,024
Sangamo Therapeutics, Inc.*	175	1,190
Sarepta Therapeutics, Inc.*	127	3,790
Selecta Biosciences, Inc.*	12	164
Seres Therapeutics, Inc.*	44	401
Sorrento Therapeutics, Inc.*	64	99
Spark Therapeutics, Inc.*	47	2,394
Spectrum Pharmaceuticals, Inc.*	194	1,098
Stemline Therapeutics, Inc.*	52	411
Syndax Pharmaceuticals, Inc.*	11	134
Synergy Pharmaceuticals, Inc.*	508	1,783
Synthetic Biologics, Inc.*	246	143
Syros Pharmaceuticals, Inc.*	11	176
T2 Biosystems, Inc.*	37	122
TESARO, Inc.*	72	10,750
TG Therapeutics, Inc.*	107	1,204
Trevena, Inc.*	122	284
Trovagene, Inc.*	71	46
Ultragenyx Pharmaceutical, Inc.*	97	5,223
Vanda Pharmaceuticals, Inc.*	93	1,279
Veracyte, Inc.*	41	334
Versartis, Inc.*	78	1,197
Vital Therapies, Inc.*	80	212
Voyager Therapeutics, Inc.*	30	266
vTv Therapeutics, Inc., Class A*	20	100
XBiotech, Inc.*	44	324
Xencor, Inc.*	92	1,886
Zafgen, Inc.*	58	197
ZIOPHARM Oncology, Inc.*	306	1,790
		222,653
Building Products - 0.1%
AAON, Inc.	102	3,690
Advanced Drainage Systems, Inc.	86	1,647
American Woodmark Corp.*	35	3,248
Apogee Enterprises, Inc.	71	3,783
Armstrong Flooring, Inc.*	60	1,109
Builders FirstSource, Inc.*	211	2,882
Caesarstone Ltd.*	61	2,291
Continental Building Products, Inc.*	88	2,147
CSW Industrials, Inc.*	36	1,271
Gibraltar Industries, Inc.*	79	2,457
Griffon Corp.	76	1,649
Insteel Industries, Inc.	44	1,397
JELD-WEN Holding, Inc.*	64	1,999
Masonite International Corp.*	76	5,597
NCI Building Systems, Inc.*	69	1,149
Patrick Industries, Inc.*	40	2,648
PGT Innovations, Inc.*	119	1,363
Ply Gem Holdings, Inc.*	56	916
Quanex Building Products Corp.	85	1,751
Simpson Manufacturing Co., Inc.	105	4,219
Trex Co., Inc.*	74	4,756
Universal Forest Products, Inc.	49	4,309
		56,278
Capital Markets - 0.1%
Actua Corp.*	78	1,092
Arlington Asset Investment Corp., Class A	58	833
Associated Capital Group, Inc., Class A	11	373
B. Riley Financial, Inc.	24	361
BGC Partners, Inc., Class A	547	6,449
Cohen & Steers, Inc.	52	2,038
Cowen, Inc.*	65	978
Diamond Hill Investment Group, Inc.	7	1,416
Evercore Partners, Inc., Class A	99	6,712
FBR & Co.	14	248
Fifth Street Asset Management, Inc.	12	45
Financial Engines, Inc.	135	5,117
GAIN Capital Holdings, Inc.	95	556
GAMCO Investors, Inc., Class A	10	290
Greenhill & Co., Inc.	70	1,417
Hennessy Advisors, Inc.	10	144
Houlihan Lokey, Inc.	52	1,746
INTL. FCStone, Inc.*	38	1,313
Investment Technology Group, Inc.	82	1,634
KCG Holdings, Inc., Class A*	95	1,887
Ladenburg Thalmann Financial Services, Inc.*	254	544
Manning & Napier, Inc.	37	172
Medley Management, Inc., Class A	14	81
Moelis & Co., Class A	60	2,106
OM Asset Management plc	101	1,410
Oppenheimer Holdings, Inc., Class A	26	406
Piper Jaffray Cos.	36	2,111
PJT Partners, Inc., Class A	44	1,701
Pzena Investment Management, Inc., Class A	37	321
Safeguard Scientifics, Inc.*	50	553
Silvercrest Asset Management Group, Inc., Class A	17	208
Stifel Financial Corp.*	162	6,906
Value Line, Inc.	3	52
Virtu Financial, Inc., Class A	64	1,043
Virtus Investment Partners, Inc.	12	1,208
Waddell & Reed Financial, Inc., Class A	201	3,365
Walter Investment Management Corp.*	46	49
Westwood Holdings Group, Inc.	21	1,146
Wins Finance Holdings, Inc.*	3	57
WisdomTree Investments, Inc.	289	2,748
		60,836
Chemicals - 0.3%
A Schulman, Inc.	72	2,110
AgroFresh Solutions, Inc.*	56	394
American Vanguard Corp.	71	1,196
Balchem Corp.	79	6,219
Calgon Carbon Corp.	128	1,798
Chase Corp.	19	2,005
Chemours Co. (The)	461	18,435
Codexis, Inc.*	99	396
Ferro Corp.*	210	3,520
Flotek Industries, Inc.*	138	1,363
FutureFuel Corp.	63	853
GCP Applied Technologies, Inc.*	178	5,358
Hawkins, Inc.	25	1,176
HB Fuller Co.	127	6,445
Ingevity Corp.*	107	6,321
Innophos Holdings, Inc.	48	2,030
Innospec, Inc.	60	3,840
KMG Chemicals, Inc.	23	1,286
Koppers Holdings, Inc.*	50	1,803
Kraton Corp.*	74	2,390
Kronos Worldwide, Inc.	56	1,027
LSB Industries, Inc.*	51	448
Minerals Technologies, Inc.	86	6,188
Olin Corp.	417	12,235
OMNOVA Solutions, Inc.*	107	926
PolyOne Corp.	211	7,879
Quaker Chemical Corp.	33	4,600
Rayonier Advanced Materials, Inc.	108	1,878
Sensient Technologies Corp.	112	8,992
Stepan Co.	49	4,146

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
TerraVia Holdings, Inc.*	198	52
Trecora Resources*	49	524
Tredegar Corp.	64	1,011
Trinseo SA	69	4,447
Tronox Ltd., Class A	163	2,478
Valhi, Inc.	64	218
		125,987
Commercial Services & Supplies - 0.3%
ABM Industries, Inc.	140	6,026
ACCO Brands Corp.*	268	3,042
Advanced Disposal Services, Inc.*	57	1,329
Aqua Metals, Inc.*	31	368
ARC Document Solutions, Inc.*	103	341
Brady Corp., Class A	115	4,128
Brink’s Co. (The)	113	7,130
Casella Waste Systems, Inc., Class A*	98	1,374
CECO Environmental Corp.	73	686
CompX International, Inc.	4	54
Deluxe Corp.	122	8,316
Ennis, Inc.	65	1,043
Essendant, Inc.	94	1,513
Healthcare Services Group, Inc.	177	8,473
Heritage-Crystal Clean, Inc.*	32	488
Herman Miller, Inc.	150	4,733
HNI Corp.	114	4,904
InnerWorkings, Inc.*	97	1,051
Interface, Inc.	164	3,370
Kimball International, Inc., Class B	94	1,615
Knoll, Inc.	120	2,580
Matthews International Corp., Class A	80	5,100
McGrath RentCorp	60	1,990
Mobile Mini, Inc.	111	3,108
MSA Safety, Inc.	78	6,326
Multi-Color Corp.	34	2,921
NL Industries, Inc.*	22	163
Quad/Graphics, Inc.	73	1,626
SP Plus Corp.*	43	1,269
Steelcase, Inc., Class A	216	3,618
Team, Inc.*	73	1,872
Tetra Tech, Inc.	145	6,663
TRC Cos., Inc.*	46	805
UniFirst Corp.	38	5,385
US Ecology, Inc.	56	2,801
Viad Corp.	50	2,208
VSE Corp.	22	920
West Corp.	109	2,526
		111,865
Communications Equipment - 0.2%
Acacia Communications, Inc.*	12	564
ADTRAN, Inc.	123	2,368
Aerohive Networks, Inc.*	64	305
Applied Optoelectronics, Inc.*	45	3,142
Bel Fuse, Inc., Class B	24	576
Black Box Corp.	38	312
CalAmp Corp.*	91	1,720
Calix, Inc.*	104	681
Ciena Corp.*	346	8,124
Clearfield, Inc.*	29	378
Comtech Telecommunications Corp.	58	837
Digi International, Inc.*	66	630
EMCORE Corp.	66	663
Extreme Networks, Inc.*	259	2,494
Finisar Corp.*	271	6,683
Harmonic, Inc.*	192	970
Infinera Corp.*	354	3,441
InterDigital, Inc.	86	6,966
KVH Industries, Inc.*	38	359
Lumentum Holdings, Inc.*	128	7,302
NETGEAR, Inc.*	81	3,398
NetScout Systems, Inc.*	225	8,235
Oclaro, Inc.*	282	2,504
Plantronics, Inc.	83	4,392
Quantenna Communications, Inc.*	16	306
ShoreTel, Inc.*	170	986
Silicom Ltd.	13	663
Sonus Networks, Inc.*	119	803
Ubiquiti Networks, Inc.*	66	3,113
ViaSat, Inc.*	131	8,548
Viavi Solutions, Inc.*	591	6,637
		88,100
Construction & Engineering - 0.1%
Aegion Corp.*	87	1,722
Ameresco, Inc., Class A*	54	373
Argan, Inc.	34	2,008
Comfort Systems USA, Inc.	94	3,238
Dycom Industries, Inc.*	77	6,483
EMCOR Group, Inc.	152	9,579
Granite Construction, Inc.	100	4,686
Great Lakes Dredge & Dock Corp.*	148	614
HC2 Holdings, Inc.*	83	440
IES Holdings, Inc.*	21	322
Layne Christensen Co.*	45	327
MasTec, Inc.*	167	7,081
MYR Group, Inc.*	38	1,116
NV5 Global, Inc.*	19	697
Orion Group Holdings, Inc.*	68	485
Primoris Services Corp.	102	2,366
Tutor Perini Corp.*	96	2,491
		44,028
Construction Materials - 0.0%(a)
Forterra, Inc.*	46	331
Summit Materials, Inc., Class A*	270	7,252
United States Lime & Minerals, Inc.	5	392
US Concrete, Inc.*	36	2,380
		10,355
Consumer Finance - 0.1%
Encore Capital Group, Inc.*	61	2,208
Enova International, Inc.*	67	891
EZCORP, Inc., Class A*	128	1,088
FirstCash, Inc.	119	6,384
Green Dot Corp., Class A*	107	3,931
LendingClub Corp.*	827	4,549
Nelnet, Inc., Class A	50	1,966
PRA Group, Inc.*	115	4,002
Regional Management Corp.*	27	540
World Acceptance Corp.*	14	1,094
		26,653
Containers & Packaging - 0.0%(a)
Greif, Inc., Class A	65	3,864
Greif, Inc., Class B	14	930
Multi Packaging Solutions International Ltd.*	54	972
Myers Industries, Inc.	56	947
UFP Technologies, Inc.*	15	410
		7,123
Distributors - 0.0%(a)
Core-Mark Holding Co., Inc.	114	3,882
Weyco Group, Inc.	15	410
		4,292
Diversified Consumer Services - 0.1%
Adtalem Global Education, Inc.	157	5,872
American Public Education, Inc.*	39	858
Ascent Capital Group, Inc., Class A*	26	358
Bridgepoint Education, Inc.*	44	609
Bright Horizons Family Solutions, Inc.*	110	8,439
Cambium Learning Group, Inc.*	34	169
Capella Education Co.	29	2,510

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
Career Education Corp.*	169	1,595
Carriage Services, Inc.	37	973
Chegg, Inc.*	203	2,436
Collectors Universe, Inc.	20	501
Grand Canyon Education, Inc.*	113	8,859
Houghton Mifflin Harcourt Co.*	312	3,853
K12, Inc.*	84	1,582
Laureate Education, Inc., Class A*	90	1,505
Liberty Tax, Inc.	16	226
Regis Corp.*	94	888
Sotheby’s*	123	6,469
Strayer Education, Inc.	27	2,388
Weight Watchers International, Inc.*	70	1,841
		51,931
Diversified Financial Services - 0.0%(a)
FNFV Group*	166	2,316
Marlin Business Services Corp.	22	558
NewStar Financial, Inc.	58	515
On Deck Capital, Inc.*	120	425
PICO Holdings, Inc.*	56	915
Tiptree, Inc.	58	351
		5,080
Diversified Telecommunication Services - 0.1%
ATN International, Inc.	27	1,767
Cincinnati Bell, Inc.*	106	1,802
Cogent Communications Holdings, Inc.	105	4,137
Consolidated Communications Holdings, Inc.	126	2,510
FairPoint Communications, Inc.*	54	778
General Communication, Inc., Class A*	68	2,515
Globalstar, Inc.*	1,001	1,982
Hawaiian Telcom Holdco, Inc.*	14	352
IDT Corp., Class B	43	729
Intelsat SA*	79	243
Iridium Communications, Inc.*	208	2,059
Lumos Networks Corp.*	47	842
ORBCOMM, Inc.*	163	1,597
pdvWireless, Inc.*	25	598
Straight Path Communications, Inc., Class B*	25	4,473
Vonage Holdings Corp.*	482	3,331
Windstream Holdings, Inc.	458	1,946
		31,661
Electric Utilities - 0.1%
ALLETE, Inc.	126	9,247
El Paso Electric Co.	102	5,508
Genie Energy Ltd., Class B	33	254
IDACORP, Inc.	128	11,174
MGE Energy, Inc.	87	5,664
Otter Tail Corp.	96	3,835
PNM Resources, Inc.	202	7,777
Portland General Electric Co.	225	10,652
Spark Energy, Inc., Class A	12	526
		54,637
Electrical Equipment - 0.1%
Allied Motion Technologies, Inc.	15	378
American Superconductor Corp.*	30	124
Atkore International Group, Inc.*	31	647
AZZ, Inc.	66	3,580
Babcock & Wilcox Enterprises, Inc.*	115	1,225
Encore Wire Corp.	50	2,067
Energous Corp.*	37	571
EnerSys	109	8,072
FuelCell Energy, Inc.*	91	88
Generac Holdings, Inc.*	154	5,336
General Cable Corp.	121	2,003
LSI Industries, Inc.	60	530
Plug Power, Inc.*	482	896
Powell Industries, Inc.	23	757
Preformed Line Products Co.	6	288
Sunrun, Inc.*	158	796
Thermon Group Holdings, Inc.*	80	1,482
TPI Composites, Inc.*	14	238
Vicor Corp.*	41	695
		29,773
Electronic Equipment, Instruments & Components - 0.4%
Agilysys, Inc.*	38	377
Anixter International, Inc.*	73	5,512
AVX Corp.	116	1,899
Badger Meter, Inc.	71	2,783
Belden, Inc.	106	7,526
Benchmark Electronics, Inc.*	125	4,038
Coherent, Inc.*	61	15,137
Control4 Corp.*	50	993
CTS Corp.	78	1,642
Daktronics, Inc.	93	924
Electro Scientific Industries, Inc.*	69	577
ePlus, Inc.*	32	2,520
Fabrinet*	87	3,065
FARO Technologies, Inc.*	41	1,425
II-VI, Inc.*	149	4,470
Insight Enterprises, Inc.*	93	3,863
Itron, Inc.*	83	5,615
Kimball Electronics, Inc.*	71	1,235
Knowles Corp.*	222	3,803
Littelfuse, Inc.	57	9,231
Maxwell Technologies, Inc.*	79	457
Mesa Laboratories, Inc.	7	1,094
Methode Electronics, Inc.	93	3,734
MTS Systems Corp.	42	2,178
Novanta, Inc.*	79	2,686
OSI Systems, Inc.*	44	3,484
Park Electrochemical Corp.	48	811
PC Connection, Inc.	29	756
Plexus Corp.*	83	4,314
Radisys Corp.*	91	343
Rogers Corp.*	45	4,780
Sanmina Corp.*	184	6,734
ScanSource, Inc.*	64	2,432
SYNNEX Corp.	73	8,122
Systemax, Inc.	29	462
Tech Data Corp.*	87	8,436
TTM Technologies, Inc.*	182	2,956
Universal Display Corp.	104	11,794
Vishay Intertechnology, Inc.	344	5,624
Vishay Precision Group, Inc.*	31	536
		148,368
Energy Equipment & Services - 0.1%
Archrock, Inc.	175	1,837
Atwood Oceanics, Inc.*	190	1,908
Bristow Group, Inc.	84	550
CARBO Ceramics, Inc.*	57	431
Dawson Geophysical Co.*	50	193
Era Group, Inc.*	48	404
Exterran Corp.*	79	2,228
Fairmount Santrol Holdings, Inc.*	228	1,085
Forum Energy Technologies, Inc.*	158	2,567
Geospace Technologies Corp.*	33	495
Helix Energy Solutions Group, Inc.*	348	1,733
Hornbeck Offshore Services, Inc.*	81	136
Independence Contract Drilling, Inc.*	75	287
Keane Group, Inc.*	78	1,200
Mammoth Energy Services, Inc.*	21	382
Matrix Service Co.*	67	546
McDermott International, Inc.*	608	3,776
Natural Gas Services Group, Inc.*	31	812
Newpark Resources, Inc.*	209	1,547
Oil States International, Inc.*	130	3,802

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
Parker Drilling Co.*	336	454
PHI, Inc. (Non-Voting)*	30	267
Pioneer Energy Services Corp.*	187	458
RigNet, Inc.*	32	536
SEACOR Holdings, Inc.*	40	2,448
Seadrill Ltd.*	952	429
Smart Sand, Inc.*	30	292
Tesco Corp.*	116	539
TETRA Technologies, Inc.*	286	884
Tidewater, Inc.*	118	86
Unit Corp.*	128	2,282
US Silica Holdings, Inc.	187	7,106
Willbros Group, Inc.*	109	252
		41,952
Equity Real Estate Investment Trusts (REITs) - 0.9%
Acadia Realty Trust	202	5,484
Agree Realty Corp.	64	2,914
Alexander’s, Inc.	5	2,061
Altisource Residential Corp.	132	1,814
American Assets Trust, Inc.	99	3,866
Armada Hoffler Properties, Inc.	87	1,149
Ashford Hospitality Prime, Inc.	72	693
Ashford Hospitality Trust, Inc.	198	1,220
Bluerock Residential Growth REIT, Inc.	58	708
CareTrust REIT, Inc.	162	2,956
CatchMark Timber Trust, Inc., Class A	98	1,109
CBL & Associates Properties, Inc.	425	3,268
Cedar Realty Trust, Inc.	208	1,038
Chatham Lodging Trust	95	1,886
Chesapeake Lodging Trust	149	3,434
City Office REIT, Inc.	67	823
Clipper Realty, Inc.	14	149
Colony Starwood Homes	182	6,292
Community Healthcare Trust, Inc.	32	790
CorEnergy Infrastructure Trust, Inc.	30	1,055
CoreSite Realty Corp.	84	8,844
Cousins Properties, Inc.	910	7,790
DiamondRock Hospitality Co.	505	5,600
DuPont Fabros Technology, Inc.	187	10,216
Easterly Government Properties, Inc.	81	1,609
EastGroup Properties, Inc.	79	6,434
Education Realty Trust, Inc.	185	7,087
Farmland Partners, Inc.	66	642
FelCor Lodging Trust, Inc.	344	2,466
First Industrial Realty Trust, Inc.	292	8,433
First Potomac Realty Trust	146	1,597
Four Corners Property Trust, Inc.	151	3,718
Franklin Street Properties Corp.	262	2,947
GEO Group, Inc. (The)	307	9,177
Getty Realty Corp.	66	1,660
Gladstone Commercial Corp.	62	1,262
Global Medical REIT, Inc.	38	353
Global Net Lease, Inc.	169	3,809
Government Properties Income Trust	176	3,802
Gramercy Property Trust	354	10,461
Healthcare Realty Trust, Inc.	287	9,546
Hersha Hospitality Trust	99	1,842
Hudson Pacific Properties, Inc.	308	10,090
Independence Realty Trust, Inc.	147	1,413
InfraREIT, Inc.	101	1,948
Investors Real Estate Trust	306	1,790
iStar, Inc.*	173	2,095
Kite Realty Group Trust	208	3,738
LaSalle Hotel Properties	269	7,653
Lexington Realty Trust	578	5,555
LTC Properties, Inc.	95	4,579
Mack-Cali Realty Corp.	224	5,961
MedEquities Realty Trust, Inc.	51	596
Medical Properties Trust, Inc.	741	9,596
Monmouth Real Estate Investment Corp.	168	2,453
Monogram Residential Trust, Inc.	424	4,083
National Health Investors, Inc.	94	7,099
National Storage Affiliates Trust	106	2,570
New Senior Investment Group, Inc.	191	1,822
NexPoint Residential Trust, Inc.	45	1,087
NorthStar Realty Europe Corp.	139	1,696
One Liberty Properties, Inc.	36	803
Parkway, Inc.	106	2,114
Pebblebrook Hotel Trust	180	5,566
Pennsylvania Real Estate Investment Trust	172	1,840
Physicians Realty Trust	389	7,912
Potlatch Corp.	102	4,666
Preferred Apartment Communities, Inc., Class A	67	1,027
PS Business Parks, Inc.	49	6,188
QTS Realty Trust, Inc., Class A	117	6,110
RAIT Financial Trust	232	517
Ramco-Gershenson Properties Trust	199	2,505
Retail Opportunity Investments Corp.	271	5,355
Rexford Industrial Realty, Inc.	166	4,523
RLJ Lodging Trust	308	6,268
Ryman Hospitality Properties, Inc.	109	7,021
Sabra Health Care REIT, Inc.	163	3,819
Saul Centers, Inc.	25	1,432
Select Income REIT	159	3,794
Seritage Growth Properties, Class A	63	2,473
STAG Industrial, Inc.	208	5,612
Summit Hotel Properties, Inc.	234	4,189
Sunstone Hotel Investors, Inc.	546	8,523
Terreno Realty Corp.	113	3,693
Tier REIT, Inc.	119	1,924
UMH Properties, Inc.	65	1,085
Universal Health Realty Income Trust	31	2,224
Urban Edge Properties	225	5,364
Urstadt Biddle Properties, Inc., Class A	73	1,367
Washington Prime Group, Inc.	467	3,563
Washington Real Estate Investment Trust	184	5,945
Whitestone REIT	70	807
Xenia Hotels & Resorts, Inc.	260	4,654
		350,711
Food & Staples Retailing - 0.1%
Andersons, Inc. (The)	68	2,387
Chefs’ Warehouse, Inc. (The)*	48	727
Ingles Markets, Inc., Class A	35	1,281
Natural Grocers by Vitamin Cottage, Inc.*	24	238
Performance Food Group Co.*	95	2,688
PriceSmart, Inc.	50	4,412
Smart & Final Stores, Inc.*	59	773
SpartanNash Co.	94	2,801
SUPERVALU, Inc.*	669	2,576
United Natural Foods, Inc.*	126	5,032
Village Super Market, Inc., Class A	19	473
Weis Markets, Inc.	25	1,291
		24,679
Food Products - 0.2%
AdvancePierre Foods Holdings, Inc.	55	2,215
Alico, Inc.	8	240
Amplify Snack Brands, Inc.*	73	668
B&G Foods, Inc.	166	6,731
Calavo Growers, Inc.	39	2,640
Cal-Maine Foods, Inc.*	77	2,864
Darling Ingredients, Inc.*	414	6,487
Dean Foods Co.	230	4,195

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
Farmer Brothers Co.*	21	630
Fresh Del Monte Produce, Inc.	81	4,105
Freshpet, Inc.*	57	866
Inventure Foods, Inc.*	47	200
J&J Snack Foods Corp.	38	4,944
John B Sanfilippo & Son, Inc.	22	1,425
Lancaster Colony Corp.	47	5,820
Landec Corp.*	67	938
Lifeway Foods, Inc.*	11	108
Limoneira Co.	30	553
Omega Protein Corp.	56	977
Sanderson Farms, Inc.	49	5,816
Seaboard Corp.	1	4,050
Seneca Foods Corp., Class A*	16	493
Snyder’s-Lance, Inc.	203	7,460
Tootsie Roll Industries, Inc.	45	1,562
		65,987
Gas Utilities - 0.2%
Chesapeake Utilities Corp.	39	2,896
Delta Natural Gas Co., Inc.	16	480
New Jersey Resources Corp.	216	9,050
Northwest Natural Gas Co.	68	4,165
ONE Gas, Inc.	132	9,326
South Jersey Industries, Inc.	202	7,355
Southwest Gas Holdings, Inc.	118	9,389
Spire, Inc.	112	7,935
WGL Holdings, Inc.	128	10,591
		61,187
Health Care Equipment & Supplies - 0.4%
Abaxis, Inc.	56	2,710
Accuray, Inc.*	201	824
Analogic Corp.	32	2,301
AngioDynamics, Inc.*	68	1,025
Anika Therapeutics, Inc.*	35	1,619
AtriCure, Inc.*	79	1,650
Atrion Corp.	3	1,655
Avinger, Inc.*	49	26
AxoGen, Inc.*	66	980
Cantel Medical Corp.	91	7,082
Cardiovascular Systems, Inc.*	80	2,402
Cerus Corp.*	254	582
ConforMIS, Inc.*	91	369
CONMED Corp.	69	3,503
Corindus Vascular Robotics, Inc.*	138	157
CryoLife, Inc.*	79	1,442
Cutera, Inc.*	30	684
Endologix, Inc.*	204	983
Entellus Medical, Inc.*	22	293
Exactech, Inc.*	27	818
GenMark Diagnostics, Inc.*	109	1,410
Glaukos Corp.*	42	1,710
Globus Medical, Inc., Class A*	176	5,412
Haemonetics Corp.*	129	5,261
Halyard Health, Inc.*	117	4,205
ICU Medical, Inc.*	37	5,968
Inogen, Inc.*	41	3,634
Insulet Corp.*	145	6,086
Integer Holdings Corp.*	77	3,057
Integra LifeSciences Holdings Corp.*	152	7,653
Invacare Corp.	79	1,118
InVivo Therapeutics Holdings Corp.*	80	156
iRadimed Corp.*	10	82
iRhythm Technologies, Inc.*	19	659
IRIDEX Corp.*	22	198
K2M Group Holdings, Inc.*	65	1,479
LeMaitre Vascular, Inc.	34	1,039
Masimo Corp.*	108	9,400
Meridian Bioscience, Inc.	105	1,449
Merit Medical Systems, Inc.*	121	4,296
Natus Medical, Inc.*	81	2,746
Neogen Corp.*	92	5,823
Nevro Corp.*	61	4,199
Novocure Ltd.*	128	1,606
NuVasive, Inc.*	126	9,454
NxStage Medical, Inc.*	161	3,487
Obalon Therapeutics, Inc.*	11	102
OraSure Technologies, Inc.*	137	2,065
Orthofix International NV*	44	1,833
Oxford Immunotec Global plc*	57	798
Penumbra, Inc.*	70	5,800
Quidel Corp.*	68	1,688
Rockwell Medical, Inc.*	120	859
RTI Surgical, Inc.*	144	742
Second Sight Medical Products, Inc.*	47	54
Senseonics Holdings, Inc.*	70	98
Spectranetics Corp. (The)*	107	2,889
STAAR Surgical Co.*	101	924
Surmodics, Inc.*	33	805
Tactile Systems Technology, Inc.*	10	243
Tandem Diabetes Care, Inc.*	74	59
TransEnterix, Inc.*	175	83
Utah Medical Products, Inc.	8	538
ViewRay, Inc.*	19	124
Wright Medical Group NV*	259	6,920
		149,316
Health Care Providers & Services - 0.2%
AAC Holdings, Inc.*	26	163
Aceto Corp.	73	1,033
Addus HomeCare Corp.*	20	742
Almost Family, Inc.*	28	1,607
Amedisys, Inc.*	70	4,194
American Renal Associates Holdings, Inc.*	23	373
AMN Healthcare Services, Inc.*	118	4,277
BioScrip, Inc.*	283	512
BioTelemetry, Inc.*	68	1,962
Capital Senior Living Corp.*	71	983
Chemed Corp.	40	8,186
Civitas Solutions, Inc.*	38	599
Community Health Systems, Inc.*	278	2,460
CorVel Corp.*	25	1,165
Cross Country Healthcare, Inc.*	88	1,016
Diplomat Pharmacy, Inc.*	115	1,971
Ensign Group, Inc. (The)	119	2,187
Fulgent Genetics, Inc.*	9	56
Genesis Healthcare, Inc.*	95	162
HealthEquity, Inc.*	108	4,946
HealthSouth Corp.	223	10,109
Kindred Healthcare, Inc.	212	2,078
Landauer, Inc.	25	1,221
LHC Group, Inc.*	38	2,288
Magellan Health, Inc.*	59	4,056
Molina Healthcare, Inc.*	109	7,038
National HealthCare Corp.	29	1,986
National Research Corp., Class A	22	528
Nobilis Health Corp.*	140	245
Owens & Minor, Inc.	156	4,973
PharMerica Corp.*	74	1,828
Providence Service Corp. (The)*	30	1,402
Quorum Health Corp.*	74	279
RadNet, Inc.*	94	677
Select Medical Holdings Corp.*	269	3,605
Surgery Partners, Inc.*	46	1,003
Teladoc, Inc.*	61	1,867
Tivity Health, Inc.*	80	2,716
Triple-S Management Corp., Class B*	59	960
US Physical Therapy, Inc.	31	1,961
		89,414
Health Care Technology - 0.1%
Castlight Health, Inc., Class B*	102	357

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
Computer Programs & Systems, Inc.	29	969
Cotiviti Holdings, Inc.*	32	1,220
Evolent Health, Inc., Class A*	40	918
HealthStream, Inc.*	65	1,812
HMS Holdings Corp.*	212	3,863
Medidata Solutions, Inc.*	139	9,894
NantHealth, Inc.*	16	49
Omnicell, Inc.*	90	3,591
Quality Systems, Inc.*	129	1,981
Tabula Rasa HealthCare, Inc.*	12	159
Vocera Communications, Inc.*	63	1,684
		26,497
Hotels, Restaurants & Leisure - 0.4%
Belmond Ltd., Class A*	211	2,606
Biglari Holdings, Inc.*	2	760
BJ’s Restaurants, Inc.*	52	2,330
Bloomin’ Brands, Inc.	261	5,228
Bob Evans Farms, Inc.	49	3,450
Bojangles’, Inc.*	25	437
Boyd Gaming Corp.*	208	5,285
Buffalo Wild Wings, Inc.*	41	5,892
Caesars Acquisition Co., Class A*	119	2,100
Caesars Entertainment Corp.*	142	1,555
Carrols Restaurant Group, Inc.*	86	1,019
Century Casinos, Inc.*	55	430
Cheesecake Factory, Inc. (The)	114	6,724
Churchill Downs, Inc.	34	5,700
Chuy’s Holdings, Inc.*	41	1,103
ClubCorp Holdings, Inc.	163	2,168
Cracker Barrel Old Country Store, Inc.	48	8,007
Dave & Buster’s Entertainment, Inc.*	96	6,403
Del Frisco’s Restaurant Group, Inc.*	56	952
Del Taco Restaurants, Inc.*	59	757
Denny’s Corp.*	176	2,094
DineEquity, Inc.	44	2,013
El Pollo Loco Holdings, Inc.*	50	682
Eldorado Resorts, Inc.*	115	2,386
Empire Resorts, Inc.*	8	196
Fiesta Restaurant Group, Inc.*	67	1,477
Fogo De Chao, Inc.*	12	164
Golden Entertainment, Inc.	26	432
Habit Restaurants, Inc. (The), Class A*	34	631
ILG, Inc.	285	7,678
International Speedway Corp., Class A	67	2,365
Intrawest Resorts Holdings, Inc.*	40	948
J Alexander’s Holdings, Inc.*	34	386
Jack in the Box, Inc.	82	8,740
Jamba, Inc.*	32	226
Kona Grill, Inc.*	21	84
La Quinta Holdings, Inc.*	213	2,952
Lindblad Expeditions Holdings, Inc.*	37	352
Luby’s, Inc.*	48	128
Marcus Corp. (The)	46	1,518
Marriott Vacations Worldwide Corp.	57	6,642
Monarch Casino & Resort, Inc.*	27	814
Nathan’s Famous, Inc.*	7	440
Noodles & Co.*	28	136
Papa John’s International, Inc.	69	5,559
Penn National Gaming, Inc.*	209	4,040
Pinnacle Entertainment, Inc.*	137	2,684
Planet Fitness, Inc., Class A	66	1,442
Potbelly Corp.*	61	701
Red Lion Hotels Corp.*	39	255
Red Robin Gourmet Burgers, Inc.*	33	2,378
Red Rock Resorts, Inc., Class A	75	1,773
Ruby Tuesday, Inc.*	149	328
Ruth’s Hospitality Group, Inc.	75	1,620
Scientific Games Corp., Class A*	131	3,039
SeaWorld Entertainment, Inc.	169	3,017
Shake Shack, Inc., Class A*	39	1,444
Sonic Corp.	104	3,039
Speedway Motorsports, Inc.	30	517
Texas Roadhouse, Inc.	167	8,170
Wingstop, Inc.	39	1,112
Zoe’s Kitchen, Inc.*	47	654
		148,162
Household Durables - 0.2%
AV Homes, Inc.*	31	486
Bassett Furniture Industries, Inc.	26	772
Beazer Homes USA, Inc.*	79	964
Cavco Industries, Inc.*	22	2,426
Century Communities, Inc.*	40	996
CSS Industries, Inc.	22	585
Ethan Allen Interiors, Inc.	63	1,698
Flexsteel Industries, Inc.	15	760
GoPro, Inc., Class A*	254	2,088
Green Brick Partners, Inc.*	59	584
Helen of Troy Ltd.*	71	6,461
Hooker Furniture Corp.	29	1,244
Hovnanian Enterprises, Inc., Class A*	307	746
Installed Building Products, Inc.*	50	2,480
iRobot Corp.*	68	6,305
KB Home	210	4,406
La-Z-Boy, Inc.	123	3,260
LGI Homes, Inc.*	41	1,328
Libbey, Inc.	56	458
Lifetime Brands, Inc.	28	515
M/I Homes, Inc.*	60	1,691
MDC Holdings, Inc.	105	3,533
Meritage Homes Corp.*	97	3,870
NACCO Industries, Inc., Class A	9	596
New Home Co., Inc. (The)*	32	344
Taylor Morrison Home Corp., Class A*	101	2,348
TopBuild Corp.*	97	5,194
TRI Pointe Group, Inc.*	376	4,651
UCP, Inc., Class A*	21	231
Universal Electronics, Inc.*	36	2,326
William Lyon Homes, Class A*	61	1,382
ZAGG, Inc.*	69	576
		65,304
Household Products - 0.0%(a)
Central Garden & Pet Co.*	26	778
Central Garden & Pet Co., Class A*	83	2,399
HRG Group, Inc.*	298	5,653
Oil-Dri Corp. of America	12	414
Orchids Paper Products Co.	23	329
WD-40 Co.	35	3,699
		13,272
Independent Power and Renewable Electricity Producers - 0.1%
Atlantic Power Corp.*	290	681
Atlantica Yield plc	148	3,092
Dynegy, Inc.*	293	2,423
NRG Yield, Inc., Class A	87	1,496
NRG Yield, Inc., Class C	159	2,814
Ormat Technologies, Inc.	98	5,833
Pattern Energy Group, Inc.	167	3,768
TerraForm Global, Inc., Class A*	229	1,122
TerraForm Power, Inc., Class A*	220	2,724
Vivint Solar, Inc.*	58	186
		24,139
Industrial Conglomerates - 0.0%(a)
Raven Industries, Inc.	92	3,114

Insurance - 0.3%
Ambac Financial Group, Inc.*	113	1,867

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
American Equity Investment Life Holding Co.	215	5,388
AMERISAFE, Inc.	47	2,435
Argo Group International Holdings Ltd.	72	4,457
Atlas Financial Holdings, Inc.*	27	405
Baldwin & Lyons, Inc., Class B	23	547
Blue Capital Reinsurance Holdings Ltd.	14	267
Citizens, Inc.*	116	720
CNO Financial Group, Inc.	451	9,241
Crawford & Co., Class B	30	281
Donegal Group, Inc., Class A	22	345
eHealth, Inc.*	45	824
EMC Insurance Group, Inc.	22	597
Employers Holdings, Inc.	80	3,204
Enstar Group Ltd.*	29	5,442
FBL Financial Group, Inc., Class A	25	1,574
Federated National Holding Co.	32	503
Fidelity & Guaranty Life	30	925
Genworth Financial, Inc., Class A*	1,267	4,637
Global Indemnity Ltd.*	22	836
Greenlight Capital Re Ltd., Class A*	74	1,524
Hallmark Financial Services, Inc.*	35	362
HCI Group, Inc.	23	1,023
Heritage Insurance Holdings, Inc.	67	854
Horace Mann Educators Corp.	102	3,901
Independence Holding Co.	19	377
Infinity Property & Casualty Corp.	28	2,681
Investors Title Co.	3	561
James River Group Holdings Ltd.	36	1,427
Kemper Corp.	100	3,815
Kinsale Capital Group, Inc.	16	580
Maiden Holdings Ltd.	173	1,825
MBIA, Inc.*	330	2,703
National General Holdings Corp.	121	2,657
National Western Life Group, Inc., Class A	5	1,536
Navigators Group, Inc. (The)	57	3,021
OneBeacon Insurance Group Ltd., Class A	49	899
Patriot National, Inc.*	28	70
Primerica, Inc.	118	8,520
RLI Corp.	96	5,332
Safety Insurance Group, Inc.	36	2,396
Selective Insurance Group, Inc.	143	7,307
State Auto Financial Corp.	39	970
State National Cos., Inc.	76	1,335
Stewart Information Services Corp.	58	2,624
Third Point Reinsurance Ltd.*	167	2,196
Trupanion, Inc.*	36	732
United Fire Group, Inc.	55	2,379
United Insurance Holdings Corp.	43	698
Universal Insurance Holdings, Inc.	82	2,021
WMIH Corp.*	510	561
		111,382
Internet & Direct Marketing Retail - 0.1%
1-800-Flowers.com, Inc., Class A*	66	660
Duluth Holdings, Inc., Class B*	25	488
Etsy, Inc.*	263	3,527
FTD Cos., Inc.*	43	745
Gaia, Inc.*	16	174
HSN, Inc.	78	2,586
Lands’ End, Inc.*	37	651
Liberty Interactive Corp. QVC Group, Class A*	1	23
Liberty TripAdvisor Holdings, Inc., Class A*	182	2,157
Nutrisystem, Inc.	73	3,800
Overstock.com, Inc.*	33	464
PetMed Express, Inc.	49	1,719
Shutterfly, Inc.*	86	4,256
Wayfair, Inc., Class A*	79	4,973
		26,223
Internet Software & Services - 0.3%
2U, Inc.*	93	3,976
Alarm.com Holdings, Inc.*	26	846
Amber Road, Inc.*	44	318
Angie’s List, Inc.*	100	1,204
Appfolio, Inc., Class A*	20	573
Apptio, Inc., Class A*	17	281
Autobytel, Inc.*	23	290
Bankrate, Inc.*	119	1,244
Bazaarvoice, Inc.*	207	942
Benefitfocus, Inc.*	33	1,049
Blucora, Inc.*	99	2,029
Box, Inc., Class A*	122	2,281
Brightcove, Inc.*	75	446
Carbonite, Inc.*	44	818
Care.com, Inc.*	35	538
ChannelAdvisor Corp.*	59	673
Cimpress NV*	64	5,654
Cornerstone OnDemand, Inc.*	128	4,782
Coupa Software, Inc.*	22	753
DHI Group, Inc.*	127	362
Endurance International Group Holdings, Inc.*	150	1,132
Envestnet, Inc.*	104	3,728
Five9, Inc.*	82	1,843
Global Sources Ltd.*	21	439
Gogo, Inc.*	142	1,836
GrubHub, Inc.*	204	8,868
GTT Communications, Inc.*	67	2,161
Hortonworks, Inc.*	107	1,322
Instructure, Inc.*	27	721
j2 Global, Inc.	118	9,985
Limelight Networks, Inc.*	178	525
Liquidity Services, Inc.*	63	391
LivePerson, Inc.*	134	1,280
LogMeIn, Inc.	132	14,652
Marchex, Inc., Class B*	83	233
Meet Group, Inc. (The)*	121	560
MINDBODY, Inc., Class A*	36	1,010
New Relic, Inc.*	56	2,445
NIC, Inc.	159	3,220
Numerex Corp., Class A*	35	145
Q2 Holdings, Inc.*	65	2,574
QuinStreet, Inc.*	93	361
Quotient Technology, Inc.*	162	1,782
RealNetworks, Inc.*	60	249
Reis, Inc.	23	435
Rightside Group Ltd.*	30	273
Shutterstock, Inc.*	47	2,188
SPS Commerce, Inc.*	41	2,385
Stamps.com, Inc.*	40	5,516
TechTarget, Inc.*	39	355
Trade Desk, Inc. (The), Class A*	24	1,320
TrueCar, Inc.*	137	2,408
Web.com Group, Inc.*	107	2,434
WebMD Health Corp.*	95	5,318
Xactly Corp.*	58	911
XO Group, Inc.*	64	1,057
		115,121
IT Services - 0.2%
Acxiom Corp.*	194	5,083
ALJ Regional Holdings, Inc.*	46	155
Blackhawk Network Holdings, Inc.*	138	5,982
CACI International, Inc., Class A*	62	7,632
Cardtronics plc, Class A*	113	3,870
Cass Information Systems, Inc.	28	1,715

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
Convergys Corp.	223	5,421
CSG Systems International, Inc.	80	3,191
EPAM Systems, Inc.*	120	10,066
EVERTEC, Inc.	161	2,656
ExlService Holdings, Inc.*	81	4,242
Forrester Research, Inc.	26	1,024
Hackett Group, Inc. (The)	57	836
Information Services Group, Inc.*	78	285
ManTech International Corp., Class A	63	2,413
MAXIMUS, Inc.	162	10,057
MoneyGram International, Inc.*	74	1,289
NCI, Inc., Class A*	14	267
NeuStar, Inc., Class A*	137	4,542
Perficient, Inc.*	88	1,520
PFSweb, Inc.*	37	256
Planet Payment, Inc.*	106	366
Science Applications International Corp.	106	8,055
ServiceSource International, Inc.*	153	529
Sykes Enterprises, Inc.*	98	3,266
Syntel, Inc.	81	1,416
TeleTech Holdings, Inc.	41	1,745
Travelport Worldwide Ltd.	290	3,915
Unisys Corp.*	127	1,499
Virtusa Corp.*	70	2,031
		95,324
Leisure Products - 0.0%(a)
Acushnet Holdings Corp.	57	1,083
American Outdoor Brands Corp.*	138	3,126
Callaway Golf Co.	238	3,032
Escalade, Inc.	27	324
JAKKS Pacific, Inc.*	38	160
Johnson Outdoors, Inc., Class A	12	515
Malibu Boats, Inc., Class A*	45	1,091
Marine Products Corp.	25	340
MCBC Holdings, Inc.	20	385
Nautilus, Inc.*	77	1,397
Sturm Ruger & Co., Inc.	43	2,739
		14,192
Life Sciences Tools & Services - 0.1%
Accelerate Diagnostics, Inc.*	59	1,646
Albany Molecular Research, Inc.*	66	1,284
Cambrex Corp.*	80	4,304
ChromaDex Corp.*	72	236
Enzo Biochem, Inc.*	100	900
Fluidigm Corp.*	73	331
INC Research Holdings, Inc., Class A*	104	5,913
Luminex Corp.	95	1,925
Medpace Holdings, Inc.*	21	584
NanoString Technologies, Inc.*	39	715
NeoGenomics, Inc.*	134	1,013
Pacific Biosciences of California, Inc.*	203	670
PAREXEL International Corp.*	133	10,749
PRA Health Sciences, Inc.*	61	4,407
		34,677
Machinery - 0.4%
Actuant Corp., Class A	148	3,841
Alamo Group, Inc.	24	2,043
Albany International Corp., Class A	72	3,478
Altra Industrial Motion Corp.	64	2,765
American Railcar Industries, Inc.	20	710
Astec Industries, Inc.	48	2,687
Barnes Group, Inc.	127	7,187
Blue Bird Corp.*	13	237
Briggs & Stratton Corp.	107	2,544
Chart Industries, Inc.*	77	2,645
CIRCOR International, Inc.	41	2,643
Columbus McKinnon Corp.	48	1,341
DMC Global, Inc.	35	443
Douglas Dynamics, Inc.	57	1,736
Energy Recovery, Inc.*	86	653
EnPro Industries, Inc.	55	3,674
ESCO Technologies, Inc.	64	3,686
ExOne Co. (The)*	28	368
Federal Signal Corp.	150	2,352
Franklin Electric Co., Inc.	115	4,393
FreightCar America, Inc.	31	520
Gencor Industries, Inc.*	20	324
Global Brass & Copper Holdings, Inc.	52	1,576
Gorman-Rupp Co. (The)	44	1,059
Graham Corp.	25	523
Greenbrier Cos., Inc. (The)	68	3,009
Hardinge, Inc.	30	363
Harsco Corp.*	203	3,025
Hillenbrand, Inc.	148	5,284
Hurco Cos., Inc.	15	436
Hyster-Yale Materials Handling, Inc.	24	1,791
John Bean Technologies Corp.	78	6,731
Kadant, Inc.	27	2,075
Kennametal, Inc.	200	7,694
Lindsay Corp.	27	2,305
Lydall, Inc.*	41	2,068
Manitowoc Co., Inc. (The)*	320	1,811
Meritor, Inc.*	207	3,223
Milacron Holdings Corp.*	37	643
Miller Industries, Inc.	28	717
Mueller Industries, Inc.	143	4,044
Mueller Water Products, Inc., Class A	392	4,383
Navistar International Corp.*	126	3,260
NN, Inc.	66	1,888
Omega Flex, Inc.	7	428
Proto Labs, Inc.*	63	4,032
RBC Bearings, Inc.*	58	5,877
REV Group, Inc.	32	859
Rexnord Corp.*	209	4,765
Spartan Motors, Inc.	83	714
SPX Corp.*	105	2,529
SPX FLOW, Inc.*	90	3,360
Standex International Corp.	32	2,813
Sun Hydraulics Corp.	59	2,525
Supreme Industries, Inc., Class A	33	585
Tennant Co.	44	3,080
Titan International, Inc.	111	1,151
TriMas Corp.*	113	2,463
Wabash National Corp.	150	2,998
Watts Water Technologies, Inc., Class A	70	4,347
Woodward, Inc.	134	9,128
		159,832
Marine - 0.0%(a)
Costamare, Inc.	75	491
Matson, Inc.	109	3,189
Scorpio Bulkers, Inc.*	141	818
		4,498
Media - 0.2%
AMC Entertainment Holdings, Inc., Class A	135	3,037
Central European Media Enterprises Ltd., Class A*	192	749
Daily Journal Corp.*	3	631
Entercom Communications Corp., Class A	66	680
Entravision Communications Corp., Class A	164	943
Eros International plc*	74	710
EW Scripps Co. (The), Class A*	149	2,560
Gannett Co., Inc.	295	2,316
Global Eagle Entertainment, Inc.*	117	362

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
Gray Television, Inc.*	162	1,952
Hemisphere Media Group, Inc.*	13	146
IMAX Corp.*	148	3,707
Liberty Media Corp-Liberty Braves, Class A*	24	569
Liberty Media Corp-Liberty Braves, Class C*	79	1,842
Liberty Media Corp-Liberty Formula One, Class A*	58	1,850
Liberty Media Corp-Liberty Formula One, Class C*	116	3,863
Loral Space & Communications, Inc.*	33	1,304
MDC Partners, Inc., Class A	138	1,145
Meredith Corp.	95	5,140
MSG Networks, Inc., Class A*	149	3,136
National CineMedia, Inc.	154	1,120
New Media Investment Group, Inc.	114	1,474
New York Times Co. (The), Class A	313	5,509
Nexstar Media Group, Inc., Class A	109	6,235
Reading International, Inc., Class A*	42	670
Saga Communications, Inc., Class A	9	436
Salem Media Group, Inc.	28	192
Scholastic Corp.	68	2,892
Sinclair Broadcast Group, Inc., Class A	185	5,994
Time, Inc.	258	3,225
Townsquare Media, Inc., Class A*	22	221
tronc, Inc.*	67	752
Urban One, Inc., Class D*	63	126
World Wrestling Entertainment, Inc., Class A	92	1,878
		67,366
Metals & Mining - 0.1%
AK Steel Holding Corp.*	784	4,782
Alcoa Corp.	1	33
Allegheny Technologies, Inc.	274	4,228
Ampco-Pittsburgh Corp.	22	345
Carpenter Technology Corp.	116	4,230
Century Aluminum Co.*	126	1,817
Cliffs Natural Resources, Inc.*	709	4,176
Coeur Mining, Inc.*	453	4,204
Commercial Metals Co.	289	5,231
Ferroglobe plc	165	1,739
Gold Resource Corp.	127	448
Handy & Harman Ltd.*	7	200
Haynes International, Inc.	32	1,146
Hecla Mining Co.	960	5,510
Kaiser Aluminum Corp.	44	3,624
Materion Corp.	49	1,676
Olympic Steel, Inc.	24	395
Ramaco Resources, Inc.*	14	88
Ryerson Holding Corp.*	32	267
Schnitzer Steel Industries, Inc., Class A	66	1,274
SunCoke Energy, Inc.*	163	1,425
TimkenSteel Corp.*	100	1,310
Worthington Industries, Inc.	113	4,743
		52,891
Mortgage Real Estate Investment Trusts (REITs) - 0.1%
AG Mortgage Investment Trust, Inc.	71	1,323
Anworth Mortgage Asset Corp.	241	1,458
Apollo Commercial Real Estate Finance, Inc.	206	3,803
Ares Commercial Real Estate Corp.	68	900
ARMOUR Residential REIT, Inc.	93	2,417
Capstead Mortgage Corp.	241	2,540
CYS Investments, Inc.	382	3,220
Dynex Capital, Inc.	113	775
Great Ajax Corp.	37	516
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	120	2,629
Invesco Mortgage Capital, Inc.	283	4,567
Ladder Capital Corp.	109	1,534
MTGE Investment Corp.	115	2,099
New Residential Investment Corp.	750	12,067
New York Mortgage Trust, Inc.	277	1,723
Orchid Island Capital, Inc.	78	784
Owens Realty Mortgage, Inc.	26	426
PennyMac Mortgage Investment Trust	172	3,013
Redwood Trust, Inc.	191	3,232
Resource Capital Corp.	76	733
Western Asset Mortgage Capital Corp.	103	1,050
		50,809
Multiline Retail - 0.0%(a)
Big Lots, Inc.	112	5,469
Fred’s, Inc., Class A	90	1,238
Ollie’s Bargain Outlet Holdings, Inc.*	50	2,058
Sears Holdings Corp.*	29	214
Tuesday Morning Corp.*	113	192
		9,171
Multi-Utilities - 0.1%
Avista Corp.	158	6,769
Black Hills Corp.	131	9,110
NorthWestern Corp.	122	7,559
Unitil Corp.	35	1,665
		25,103
Oil, Gas & Consumable Fuels - 0.2%
Abraxas Petroleum Corp.*	367	675
Adams Resources & Energy, Inc.	5	199
Alon USA Energy, Inc.	79	976
Ardmore Shipping Corp.	71	511
Bill Barrett Corp.*	154	533
California Resources Corp.*	79	860
Callon Petroleum Co.*	467	5,287
Carrizo Oil & Gas, Inc.*	155	3,401
Clean Energy Fuels Corp.*	262	613
Cobalt International Energy, Inc.*	1,027	232
Contango Oil & Gas Co.*	57	351
CVR Energy, Inc.	40	798
Delek US Holdings, Inc.	154	3,776
Denbury Resources, Inc.*	885	1,354
DHT Holdings, Inc.	232	979
Dorian LPG Ltd.*	62	484
Earthstone Energy, Inc.*	5	52
Eclipse Resources Corp.*	143	320
EP Energy Corp., Class A*	98	413
Erin Energy Corp.*	36	63
Evolution Petroleum Corp.	62	453
EXCO Resources, Inc.*	352	116
Frontline Ltd.	176	1,019
GasLog Ltd.	103	1,334
Gener8 Maritime, Inc.*	99	525
Golar LNG Ltd.	242	5,630
Green Plains, Inc.	92	1,964
International Seaways, Inc.*	40	791
Isramco, Inc.*	2	214
Jagged Peak Energy, Inc.*	80	1,041
Jones Energy, Inc., Class A*	155	310
Matador Resources Co.*	222	5,059
Navios Maritime Acquisition Corp.	203	292
Nordic American Tankers Ltd.	248	1,478
Northern Oil and Gas, Inc.*	117	193
Oasis Petroleum, Inc.*	588	5,739
Overseas Shipholding Group, Inc., Class A*	98	259
Pacific Ethanol, Inc.*	72	425
Panhandle Oil and Gas, Inc., Class A	38	737

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
Par Pacific Holdings, Inc.*	77	1,325
PDC Energy, Inc.*	141	7,002
Renewable Energy Group, Inc.*	97	1,096
REX American Resources Corp.*	13	1,237
Ring Energy, Inc.*	104	1,350
RSP Permian, Inc.*	247	8,791
Sanchez Energy Corp.*	170	1,018
Scorpio Tankers, Inc.	412	1,533
SemGroup Corp., Class A	167	5,177
Ship Finance International Ltd.	150	2,025
SRC ENERGY, Inc.*	467	3,213
Teekay Corp.	122	745
Teekay Tankers Ltd., Class A	293	551
W&T Offshore, Inc.*	90	184
Western Refining, Inc.	204	7,385
Westmoreland Coal Co.*	46	302
WildHorse Resource Development Corp.*	50	596
		92,986
Paper & Forest Products - 0.1%
Boise Cascade Co.*	99	2,668
Clearwater Paper Corp.*	42	1,947
Deltic Timber Corp.	27	1,832
KapStone Paper and Packaging Corp.	217	4,585
Louisiana-Pacific Corp.*	362	8,066
Neenah Paper, Inc.	41	3,198
PH Glatfelter Co.	109	1,998
Schweitzer-Mauduit International, Inc.	76	2,833
		27,127
Personal Products - 0.0%(a)
Avon Products, Inc.*	1,108	3,767
elf Beauty, Inc.*	25	612
Inter Parfums, Inc.	43	1,496
Lifevantage Corp.*	35	140
Medifast, Inc.	27	1,123
Natural Health Trends Corp.	20	557
Nature’s Sunshine Products, Inc.	22	278
Nutraceutical International Corp.	22	919
Revlon, Inc., Class A*	30	558
USANA Health Sciences, Inc.*	27	1,739
		11,189
Pharmaceuticals - 0.2%
AcelRx Pharmaceuticals, Inc.*	90	225
Aclaris Therapeutics, Inc.*	29	690
Aerie Pharmaceuticals, Inc.*	72	3,992
Agile Therapeutics, Inc.*	34	112
Amphastar Pharmaceuticals, Inc.*	90	1,536
Ampio Pharmaceuticals, Inc.*	120	105
ANI Pharmaceuticals, Inc.*	21	917
Aratana Therapeutics, Inc.*	83	478
Axsome Therapeutics, Inc.*	34	131
Bio-Path Holdings, Inc.*	222	78
Catalent, Inc.*	250	8,883
Cempra, Inc.*	112	426
Clearside Biomedical, Inc.*	25	172
Collegium Pharmaceutical, Inc.*	41	337
Corcept Therapeutics, Inc.*	187	2,115
Depomed, Inc.*	153	1,603
Dermira, Inc.*	73	2,002
Durect Corp.*	318	391
Egalet Corp.*	57	122
Endocyte, Inc.*	96	245
Flex Pharma, Inc.*	27	95
Heska Corp.*	14	1,381
Horizon Pharma plc*	405	4,050
Impax Laboratories, Inc.*	184	2,806
Innoviva, Inc.*	204	2,493
Intersect ENT, Inc.*	65	1,644
Intra-Cellular Therapies, Inc.*	85	871
Lannett Co., Inc.*	70	1,407
Lipocine, Inc.*	41	150
Medicines Co. (The)*	170	6,761
MyoKardia, Inc.*	33	426
Nektar Therapeutics*	358	7,117
Neos Therapeutics, Inc.*	45	378
Novan, Inc.*	11	54
Novus Therapeutics, Inc.*	3	15
Ocular Therapeutix, Inc.*	51	520
Omeros Corp.*	102	1,541
Pacira Pharmaceuticals, Inc.*	92	4,085
Paratek Pharmaceuticals, Inc.*	49	982
Phibro Animal Health Corp., Class A	46	1,622
Prestige Brands Holdings, Inc.*	134	6,751
Reata Pharmaceuticals, Inc., Class A*	15	414
Revance Therapeutics, Inc.*	51	1,135
SciClone Pharmaceuticals, Inc.*	127	1,207
Sucampo Pharmaceuticals, Inc., Class A*	60	600
Supernus Pharmaceuticals, Inc.*	117	4,399
Teligent, Inc.*	104	861
Tetraphase Pharmaceuticals, Inc.*	92	634
TherapeuticsMD, Inc.*	378	1,569
Theravance Biopharma, Inc.*	101	3,687
Titan Pharmaceuticals, Inc.*	47	110
WaVe Life Sciences Ltd.*	23	435
Zogenix, Inc.*	63	800
		85,560
Professional Services - 0.1%
Acacia Research Corp.*	127	502
Advisory Board Co. (The)*	103	5,325
Barrett Business Services, Inc.	17	970
CBIZ, Inc.*	123	1,857
Cogint, Inc.*	38	205
CRA International, Inc.	21	726
Exponent, Inc.	65	3,854
Franklin Covey Co.*	26	513
FTI Consulting, Inc.*	105	3,626
GP Strategies Corp.*	32	786
Heidrick & Struggles International, Inc.	45	970
Hill International, Inc.*	81	397
Huron Consulting Group, Inc.*	55	2,285
ICF International, Inc.*	45	2,117
Insperity, Inc.	39	2,942
Kelly Services, Inc., Class A	74	1,719
Kforce, Inc.	62	1,116
Korn/Ferry International	144	4,624
Mistras Group, Inc.*	43	900
Navigant Consulting, Inc.*	119	2,319
On Assignment, Inc.*	129	6,760
Resources Connection, Inc.	72	904
RPX Corp.*	126	1,668
TriNet Group, Inc.*	106	3,279
TrueBlue, Inc.*	106	2,846
WageWorks, Inc.*	93	6,580
		59,790
Real Estate Management & Development - 0.1%
Alexander & Baldwin, Inc.	117	4,682
Altisource Portfolio Solutions SA*	29	597
Consolidated-Tomoka Land Co.	10	538
Forestar Group, Inc.*	106	1,500
FRP Holdings, Inc.*	15	631
Griffin Industrial Realty, Inc.	2	62
HFF, Inc., Class A	91	2,838
Kennedy-Wilson Holdings, Inc.	208	4,077
Marcus & Millichap, Inc.*	36	870
RE/MAX Holdings, Inc., Class A	44	2,339
RMR Group, Inc. (The), Class A	16	786
St Joe Co. (The)*	128	2,259

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
Stratus Properties, Inc.	15	413
Tejon Ranch Co.*	35	701
Trinity Place Holdings, Inc.*	56	375
		22,668
Road & Rail - 0.1%
ArcBest Corp.	62	1,165
Celadon Group, Inc.	69	138
Covenant Transportation Group, Inc., Class A*	30	553
Heartland Express, Inc.	115	2,237
Knight Transportation, Inc.	169	5,636
Marten Transport Ltd.	59	1,460
PAM Transportation Services, Inc.*	6	106
Roadrunner Transportation Systems, Inc.*	77	489
Saia, Inc.*	64	2,957
Swift Transportation Co.*	187	4,479
Universal Logistics Holdings, Inc.	22	304
USA Truck, Inc.*	21	138
Werner Enterprises, Inc.	112	3,052
YRC Worldwide, Inc.*	81	744
		23,458
Semiconductors & Semiconductor Equipment - 0.5%
Advanced Energy Industries, Inc.*	100	7,693
Advanced Micro Devices, Inc.*	1,892	21,171
Alpha & Omega Semiconductor Ltd.*	47	875
Ambarella, Inc.*	80	4,683
Amkor Technology, Inc.*	252	2,858
Axcelis Technologies, Inc.*	73	1,588
Brooks Automation, Inc.	171	4,711
Cabot Microelectronics Corp.	60	4,529
Cavium, Inc.*	163	11,894
CEVA, Inc.*	49	2,070
Cirrus Logic, Inc.*	157	10,354
Cohu, Inc.	67	1,228
Diodes, Inc.*	96	2,459
DSP Group, Inc.*	55	652
Entegris, Inc.*	356	8,793
FormFactor, Inc.*	173	2,543
Ichor Holdings Ltd.*	16	376
Impinj, Inc.*	15	655
Inphi Corp.*	101	4,008
Integrated Device Technology, Inc.*	340	8,697
IXYS Corp.	64	944
Kopin Corp.*	154	531
Lattice Semiconductor Corp.*	301	2,092
MACOM Technology Solutions Holdings, Inc.*	77	4,722
MaxLinear, Inc.*	141	4,392
Microsemi Corp.*	286	14,045
MKS Instruments, Inc.	134	10,954
Monolithic Power Systems, Inc.	98	9,624
Nanometrics, Inc.*	60	1,668
NeoPhotonics Corp.*	77	694
NVE Corp.	11	868
PDF Solutions, Inc.*	68	1,104
Photronics, Inc.*	165	1,658
Power Integrations, Inc.	69	4,620
Rambus, Inc.*	274	3,244
Rudolph Technologies, Inc.*	75	1,793
Semtech Corp.*	163	6,227
Sigma Designs, Inc.*	91	569
Silicon Laboratories, Inc.*	104	7,779
Synaptics, Inc.*	87	4,834
Ultra Clean Holdings, Inc.*	80	1,827
Veeco Instruments, Inc.*	114	3,574
Xcerra Corp.*	134	1,301
Xperi Corp.	123	3,770
		194,671
Software - 0.5%
8x8, Inc.*	221	3,017
A10 Networks, Inc.*	111	907
ACI Worldwide, Inc.*	290	6,629
American Software, Inc., Class A	65	698
Aspen Technology, Inc.*	197	12,049
Barracuda Networks, Inc.*	56	1,228
Blackbaud, Inc.	118	9,762
Blackline, Inc.*	26	878
Bottomline Technologies de, Inc.*	101	2,526
BroadSoft, Inc.*	74	2,960
Callidus Software, Inc.*	153	3,657
CommVault Systems, Inc.*	98	5,500
Dell Technologies, Inc. Class V, Class V*	1	69
Digimarc Corp.*	25	871
Ebix, Inc.	64	3,542
Ellie Mae, Inc.*	82	8,984
EnerNOC, Inc.*	68	371
Everbridge, Inc.*	23	595
Exa Corp.*	35	486
Fair Isaac Corp.	78	10,348
Gigamon, Inc.*	81	3,090
Globant SA*	65	2,545
Glu Mobile, Inc.*	258	655
Guidance Software, Inc.*	58	372
HubSpot, Inc.*	73	5,263
Imperva, Inc.*	72	3,557
Jive Software, Inc.*	145	765
Majesco*	14	67
MicroStrategy, Inc., Class A*	25	4,559
Mitek Systems, Inc.*	74	577
MobileIron, Inc.*	116	626
Model N, Inc.*	57	738
Monotype Imaging Holdings, Inc.	102	1,994
Park City Group, Inc.*	33	413
Paycom Software, Inc.*	110	7,198
Paylocity Holding Corp.*	55	2,577
Pegasystems, Inc.	92	5,377
Progress Software Corp.	127	3,708
Proofpoint, Inc.*	103	8,858
PROS Holdings, Inc.*	64	1,912
QAD, Inc., Class A	24	781
Qualys, Inc.*	69	2,898
Rapid7, Inc.*	49	900
RealPage, Inc.*	136	4,706
RingCentral, Inc., Class A*	147	5,013
Rosetta Stone, Inc.*	48	570
Rubicon Project, Inc. (The)*	94	468
Sapiens International Corp. NV*	62	770
SecureWorks Corp., Class A*	14	152
Silver Spring Networks, Inc.*	96	977
Synchronoss Technologies, Inc.*	104	1,329
Take-Two Interactive Software, Inc.*	245	18,801
Telenav, Inc.*	81	660
TiVo Corp.	294	5,233
Varonis Systems, Inc.*	27	982
VASCO Data Security International, Inc.*	76	1,041
Verint Systems, Inc.*	155	6,371
VirnetX Holding Corp.*	121	411
Workiva, Inc.*	56	1,019
Zendesk, Inc.*	205	5,326
Zix Corp.*	134	773
		189,109
Specialty Retail - 0.3%
Aaron’s, Inc.	166	6,062
Abercrombie & Fitch Co., Class A	172	2,269
American Eagle Outfitters, Inc.	420	4,830
America’s Car-Mart, Inc.*	21	759

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
Asbury Automotive Group, Inc.*	49	2,742
Ascena Retail Group, Inc.*	435	770
At Home Group, Inc.*	22	412
Barnes & Noble Education, Inc.*	101	958
Barnes & Noble, Inc.	158	1,059
Big 5 Sporting Goods Corp.	44	612
Boot Barn Holdings, Inc.*	34	265
Buckle, Inc. (The)	72	1,224
Build-A-Bear Workshop, Inc.*	34	365
Caleres, Inc.	108	2,953
Camping World Holdings, Inc., Class A	31	837
Cato Corp. (The), Class A	65	1,310
Chico’s FAS, Inc.	328	3,103
Children’s Place, Inc. (The)	43	4,653
Citi Trends, Inc.	36	657
Conn’s, Inc.*	50	855
Container Store Group, Inc. (The)*	40	230
Destination XL Group, Inc.*	92	221
DSW, Inc., Class A	170	2,861
Express, Inc.*	187	1,451
Finish Line, Inc. (The), Class A	105	1,482
Five Below, Inc.*	135	6,926
Francesca’s Holdings Corp.*	97	1,228
Genesco, Inc.*	48	1,786
GNC Holdings, Inc., Class A	173	1,311
Group 1 Automotive, Inc.	51	3,068
Guess?, Inc.	153	1,842
Haverty Furniture Cos., Inc.	46	1,102
Hibbett Sports, Inc.*	55	1,276
Kirkland’s, Inc.*	37	335
Lithia Motors, Inc., Class A	60	5,451
Lumber Liquidators Holdings, Inc.*	67	1,942
MarineMax, Inc.*	63	1,137
Monro Muffler Brake, Inc.	79	3,918
Office Depot, Inc.	1,303	6,658
Party City Holdco, Inc.*	68	1,125
Pier 1 Imports, Inc.	204	1,022
Rent-A-Center, Inc.	131	1,495
Restoration Hardware Holdings, Inc.*	85	4,769
Sears Hometown and Outlet Stores, Inc.*	29	88
Select Comfort Corp.*	109	3,139
Shoe Carnival, Inc.	34	695
Sonic Automotive, Inc., Class A	70	1,316
Sportsman’s Warehouse Holdings, Inc.*	65	379
Stage Stores, Inc.	65	141
Stein Mart, Inc.	78	114
Tailored Brands, Inc.	122	1,296
Tile Shop Holdings, Inc.	81	1,592
Tilly’s, Inc., Class A	30	317
Vitamin Shoppe, Inc.*	61	708
West Marine, Inc.	46	452
Winmark Corp.	5	612
Zumiez, Inc.*	45	641
		100,821
Technology Hardware, Storage & Peripherals - 0.1%
3D Systems Corp.*	271	5,542
Avid Technology, Inc.*	80	417
CPI Card Group, Inc.	52	101
Cray, Inc.*	102	1,810
Diebold Nixdorf, Inc.	172	4,549
Eastman Kodak Co.*	42	388
Electronics For Imaging, Inc.*	118	5,596
Immersion Corp.*	73	621
Pure Storage, Inc., Class A*	172	2,226
Stratasys Ltd.*	122	3,282
Super Micro Computer, Inc.*	98	2,411
USA Technologies, Inc.*	91	423
		27,366
Textiles, Apparel & Luxury Goods - 0.1%
Columbia Sportswear Co.	68	3,691
Crocs, Inc.*	185	1,263
Culp, Inc.	28	899
Deckers Outdoor Corp.*	81	5,618
Delta Apparel, Inc.*	19	359
Fossil Group, Inc.*	106	1,142
G-III Apparel Group Ltd.*	108	2,114
Iconix Brand Group, Inc.*	108	647
Movado Group, Inc.	39	823
Oxford Industries, Inc.	38	2,042
Perry Ellis International, Inc.*	32	587
Sequential Brands Group, Inc.*	99	318
Steven Madden Ltd.*	154	6,044
Superior Uniform Group, Inc.	21	405
Unifi, Inc.*	39	1,097
Vera Bradley, Inc.*	50	470
Vince Holding Corp.*	51	31
Wolverine World Wide, Inc.	244	6,344
		33,894
Thrifts & Mortgage Finance - 0.3%
Astoria Financial Corp.	233	4,315
Bank Mutual Corp.	103	912
BankFinancial Corp.	38	558
Bear State Financial, Inc.	45	393
Beneficial Bancorp, Inc.	177	2,593
BofI Holding, Inc.*	150	3,330
Capitol Federal Financial, Inc.	321	4,436
Charter Financial Corp.	34	609
Clifton Bancorp, Inc.	56	910
Dime Community Bancshares, Inc.	78	1,482
ESSA Bancorp, Inc.	21	306
Essent Group Ltd.*	187	6,782
EverBank Financial Corp.	259	5,038
Federal Agricultural Mortgage Corp., Class C	22	1,333
First Defiance Financial Corp.	25	1,303
Flagstar Bancorp, Inc.*	52	1,502
Greene County Bancorp, Inc.	7	170
Hingham Institution for Savings	3	529
Home Bancorp, Inc.	14	487
HomeStreet, Inc.*	65	1,742
Impac Mortgage Holdings, Inc.*	26	427
Kearny Financial Corp.	219	3,055
LendingTree, Inc.*	15	2,334
Meridian Bancorp, Inc.	121	1,960
Meta Financial Group, Inc.	22	1,883
MGIC Investment Corp.*	858	9,078
Nationstar Mortgage Holdings, Inc.*	81	1,322
NMI Holdings, Inc., Class A*	123	1,279
Northfield Bancorp, Inc.	106	1,745
Northwest Bancshares, Inc.	242	3,724
OceanFirst Financial Corp.	65	1,722
Ocwen Financial Corp.*	253	627
Oritani Financial Corp.	98	1,622
PennyMac Financial Services, Inc., Class A*	34	547
PHH Corp.*	134	1,802
Provident Bancorp, Inc.*	10	208
Provident Financial Holdings, Inc.	16	304
Provident Financial Services, Inc.	153	3,571
Radian Group, Inc.	541	8,688
SI Financial Group, Inc.	28	420
Southern Missouri Bancorp, Inc.	14	440
Territorial Bancorp, Inc.	20	601
TrustCo Bank Corp.	229	1,683
United Community Financial Corp.	116	918
United Financial Bancorp, Inc.	127	2,056

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
Walker & Dunlop, Inc.*	69	3,223
Washington Federal, Inc.	228	7,285
Waterstone Financial, Inc.	64	1,210
Western New England Bancorp, Inc.	64	637
WSFS Financial Corp.	72	3,175
		106,276
Tobacco - 0.0%(a)
Alliance One International, Inc.*	22	231
Turning Point Brands, Inc.*	14	235
Universal Corp.	63	4,183
Vector Group Ltd.	234	5,087
		9,736
Trading Companies & Distributors - 0.1%
Aircastle Ltd.	119	2,598
Applied Industrial Technologies, Inc.	92	5,681
Beacon Roofing Supply, Inc.*	150	7,235
BMC Stock Holdings, Inc.*	139	2,710
CAI International, Inc.*	39	751
DXP Enterprises, Inc.*	39	1,397
Foundation Building Materials, Inc.*	33	446
GATX Corp.	103	6,126
GMS, Inc.*	19	621
H&E Equipment Services, Inc.	79	1,571
Kaman Corp.	68	3,285
Lawson Products, Inc.*	15	320
MRC Global, Inc.*	237	4,278
Neff Corp., Class A*	25	425
NOW, Inc.*	270	4,458
Real Industry, Inc.*	66	185
Rush Enterprises, Inc., Class A*	74	2,653
Rush Enterprises, Inc., Class B*	14	462
SiteOne Landscape Supply, Inc.*	30	1,595
Textainer Group Holdings Ltd.*	58	638
Titan Machinery, Inc.*	44	741
Triton International Ltd.	101	2,830
Univar, Inc.*	108	3,285
Veritiv Corp.*	22	972
Willis Lease Finance Corp.*	9	235
		55,498
Transportation Infrastructure - 0.0%(a)
Wesco Aircraft Holdings, Inc.*	140	1,351
Water Utilities - 0.0%(a)
American States Water Co.	93	4,258
AquaVenture Holdings Ltd.*	19	322
Artesian Resources Corp., Class A	20	703
California Water Service Group	120	4,158
Connecticut Water Service, Inc.	28	1,486
Consolidated Water Co. Ltd.	37	438
Global Water Resources, Inc.	22	209
Middlesex Water Co.	40	1,413
SJW Group	41	1,970
York Water Co. (The)	33	1,092
		16,049
Wireless Telecommunication Services - 0.0%(a)
Boingo Wireless, Inc.*	91	1,462
NII Holdings, Inc.*	135	77
Shenandoah Telecommunications Co.	116	3,556
Spok Holdings, Inc.	51	887
		5,982
TOTAL COMMON STOCKS (Cost $4,281,792)		4,678,362

	No. of Rights
RIGHTS - 0.0%(a)
Biotechnology - 0.0%(a)
Dyax Corp., CVR*(b)(c)	288	320
Tobira Therapeutics, Inc., CVR*(b)(c)	10	137
TOTAL RIGHTS (Cost $—)		457

	Principal Amount ($)
SHORT-TERM INVESTMENTS - 77.4%
REPURCHASE AGREEMENT(d) - 8.7%
Repurchase Agreements with various counterparties, rates 0.60% - 0.81%, dated 5/31/2017, due 6/1/2017, total to be received $3,451,003 (Cost $3,450,927)	3,450,927	3,450,927
U.S. TREASURY OBLIGATION - 68.7%
U.S. Treasury Bill
0.80%, 8/3/2017 (Cost $27,209,814)(e)	27,250,000	27,210,365
TOTAL SHORT-TERM INVESTMENTS (Cost $30,660,741)		30,661,292
Total Investments - 89.2% (Cost $34,942,533)		35,340,111
Other Assets Less Liabilities - 10.8%		4,285,572
Net assets - 100.0%		39,625,683

See accompanying notes to the financial statements.

*                 Non-income producing security.

(a)         Represents less than 0.05% of net assets.

(b)         Security fair valued as of 5/31/2017 in accordance with procedures approved by the Board of Trustees. Total value of all such securities at 5/31/2017 amounted to $457, which represents approximately 0.00% of net assets of the Fund.

(c)          Illiquid security.

(d)         The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See “Repurchase Agreements” under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subjected to repurchase.

(e)          The rate shown was the current yield as of 5/31/2017.

Abbreviations

CVR                                             Contingent Value Rights — No defined expiration

As of May 31, 2017, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$574,883
Aggregate gross unrealized depreciation	(201,445)
Net unrealized appreciation	$373,438
Federal income tax cost of investments	$34,966,673

See accompanying notes to the financial statements.

Futures Contracts Sold

Hedge Replication ETF had the following open short futures contracts as of May 31, 2017:

	Number of Contracts	Expiration Date	Notional Amount at Value	Unrealized Depreciation
Euro FX Currency Futures Contracts	60	6/19/2017	$4,216,125	$(212,925)

Cash collateral in the amount of $82,500 was pledged to cover margin requirements for open futures contracts as of May 31, 2017.

Swap Agreements(1)

Hedge Replication ETF had the following open swap agreements as of May 31, 2017:

Notional Amount at Value	Termination Date	Counterparty	Rate Paid (Received)(2)	Underlying Instrument	Unrealized Appreciation/ (Depreciation)(3)	Financial Instruments for the Benefit of (the Fund)/ the Counterparty	Cash Collateral for the Benefit of (the Fund)/ the Counterparty	Net Amount(4)
$(2,989,721)	1/8/2018	Credit Suisse International	(1.29)%	S&P 500® Total Return Index	$(92,589)
47,534	1/8/2018	Credit Suisse International	0.19%	Russell 2000® Total Return Index	210,744
1,458,006	1/8/2018	Credit Suisse International	0.74%	iShares® MSCI Emerging Markets ETF	332,100
2,310,802	1/8/2018	Credit Suisse International	0.69%	iShares® MSCI EAFE ETF	693,814
826,621					1,144,069	$—	$(1,144,069)	$—
(180,683)	11/6/2017	Morgan Stanley & Co. International plc	(0.84)%	S&P 500® Total Return Index	(53,274)
15,343	1/8/2018	Morgan Stanley & Co. International plc	0.74%	iShares® MSCI Emerging Markets ETF	4,047
(165,340)					(49,227)	—	—	(49,227)
1,943	11/6/2017	Societe Generale	0.99%	Russell 2000® Total Return Index	345
1,353,929	11/6/2017	Societe Generale	0.64%	iShares® MSCI Emerging Markets ETF	149,881
2,206,354	1/8/2018	Societe Generale	1.69%	iShares® MSCI EAFE ETF	282,019
3,562,226					432,245	(309,087)	—	123,158
3,673	11/6/2017	UBS AG	0.99%	Russell 2000® Total Return Index	659
1,195,078	1/8/2018	UBS AG	0.79%	iShares® MSCI Emerging Markets ETF	130,688
1,743,817	1/8/2018	UBS AG	0.99%	iShares® MSCI EAFE ETF	939,047
2,942,568					1,070,394	—	(912,000)	158,394

$7,166,075					$2,597,481

(1)      The Fund’s Swap Agreements are not accounted for as hedging instruments under ASC 815.

(2)      Reflects the floating financing rate, as of May 31, 2017, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions.

(3)     The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or “net” these amounts on its Statements of Assets and Liabilities.

See accompanying notes to the financial statements.

(4)     Represents the “uncollateralized” amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum “thresholds” that would need to be exceeded prior to the movement of collateral.  To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

See accompanying notes to the financial statements.

RAFI® Long/Short

Schedule of Portfolio Investments

May 31, 2017

Investments	Shares	Value ($)
COMMON STOCKS(a) - 95.5%
Aerospace & Defense - 2.1%
Arconic, Inc.	601	16,509
Boeing Co. (The)	565	106,011
Curtiss-Wright Corp.	36	3,241
Esterline Technologies Corp.*	48	4,678
General Dynamics Corp.	256	52,032
Huntington Ingalls Industries, Inc.	35	6,853
KLX, Inc.*	74	3,581
Lockheed Martin Corp.	269	75,624
Moog, Inc., Class A*	47	3,292
Northrop Grumman Corp.	158	40,957
Orbital ATK, Inc.	45	4,575
Raytheon Co.	280	45,923
Rockwell Collins, Inc.	110	11,995
Spirit AeroSystems Holdings, Inc., Class A	138	7,520
Teledyne Technologies, Inc.*	31	4,077
Textron, Inc.	311	14,866
TransDigm Group, Inc.	52	13,940
Triumph Group, Inc.	140	4,564
United Technologies Corp.	973	118,005
		538,243
Air Freight & Logistics - 0.6%
CH Robinson Worldwide, Inc.	170	11,392
Expeditors International of Washington, Inc.	155	8,274
FedEx Corp.	273	52,918
Hub Group, Inc., Class A*	68	2,438
United Parcel Service, Inc., Class B	707	74,921
XPO Logistics, Inc.*	94	4,944
		154,887
Airlines - 0.2%
American Airlines Group, Inc.	176	8,520
Delta Air Lines, Inc.	229	11,251
Southwest Airlines Co.	109	6,550
United Continental Holdings, Inc.*	168	13,384
		39,705
Auto Components - 0.6%
Adient plc	366	25,082
American Axle & Manufacturing Holdings, Inc.*	186	2,810
Autoliv, Inc.	130	14,420
BorgWarner, Inc.	270	11,478
Cooper Tire & Rubber Co.	108	3,888
Dana, Inc.	342	7,223
Delphi Automotive plc	258	22,696
Gentex Corp.	228	4,327
Goodyear Tire & Rubber Co. (The)	547	17,624
Lear Corp.	107	15,947
Tenneco, Inc.	129	7,334
Visteon Corp.*	81	8,124
		140,953
Automobiles - 1.1%
Ford Motor Co.	12,454	138,489
General Motors Co.	3,468	117,669
Harley-Davidson, Inc.	210	11,132
Thor Industries, Inc.	34	3,078
		270,368
Banks - 7.3%
Associated Banc-Corp.	167	3,983
Bank of America Corp.	12,747	285,660
Bank of Hawaii Corp.	39	3,031
BankUnited, Inc.	108	3,581
BB&T Corp.	1,004	41,817
CIT Group, Inc.	371	16,714
Citigroup, Inc.	5,048	305,606
Citizens Financial Group, Inc.	794	27,075
Comerica, Inc.	174	11,929
Commerce Bancshares, Inc.	90	4,826
Cullen/Frost Bankers, Inc.	56	5,133
East West Bancorp, Inc.	109	5,966
Fifth Third Bancorp	1,131	26,850
First Horizon National Corp.	182	3,083
First Republic Bank	81	7,460
FNB Corp.	242	3,194
Fulton Financial Corp.	209	3,658
Hancock Holding Co.	93	4,297
Huntington Bancshares, Inc.	929	11,650
IBERIABANK Corp.	37	2,856
Investors Bancorp, Inc.	288	3,810
JPMorgan Chase & Co.	4,924	404,507
KeyCorp	994	17,365
M&T Bank Corp.	151	23,627
PacWest Bancorp	103	4,807
People’s United Financial, Inc.	507	8,401
PNC Financial Services Group, Inc. (The)	616	73,119
Popular, Inc.	152	5,654
Prosperity Bancshares, Inc.	64	4,009
Regions Financial Corp.	1,672	23,140
Signature Bank*	34	4,863
SunTrust Banks, Inc.	643	34,317
SVB Financial Group*	38	6,479
Synovus Financial Corp.	116	4,742
TCF Financial Corp.	217	3,268
Umpqua Holdings Corp.	299	5,067
United Bankshares, Inc.	70	2,677
US Bancorp	1,843	93,790
Valley National Bancorp	367	4,140
Webster Financial Corp.	67	3,264
Wells Fargo & Co.	6,883	351,997
Wintrust Financial Corp.	43	2,957
Zions Bancorp	203	8,134
		1,872,503
Beverages - 1.6%
Brown-Forman Corp., Class B	159	8,260
Coca-Cola Co. (The)	3,923	178,379
Coca-Cola European Partners plc	171	7,018
Constellation Brands, Inc., Class A	71	12,975
Dr Pepper Snapple Group, Inc.	156	14,478
Molson Coors Brewing Co., Class B	117	11,090
Monster Beverage Corp.*	160	8,090
PepsiCo, Inc.	1,331	155,554
		395,844
Biotechnology - 1.1%
AbbVie, Inc.	1,070	70,641
Alexion Pharmaceuticals, Inc.*	95	9,313
Amgen, Inc.	474	73,584
Biogen, Inc.*	104	25,768
Celgene Corp.*	171	19,564
Gilead Sciences, Inc.	831	53,924
PDL BioPharma, Inc.	1,380	3,298
Regeneron Pharmaceuticals, Inc.*	17	7,804
United Therapeutics Corp.*	27	3,264
		267,160
Building Products - 0.2%
AO Smith Corp.	66	3,622
Armstrong World Industries, Inc.*	83	3,457
Fortune Brands Home & Security, Inc.	104	6,562
Johnson Controls International plc	537	22,425
Masco Corp.	213	7,934
Owens Corning	129	8,050
		52,050
Capital Markets - 2.3%
Affiliated Managers Group, Inc.	46	7,077
Ameriprise Financial, Inc.	191	23,071

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
Bank of New York Mellon Corp. (The)	1,355	63,848
BlackRock, Inc.	121	49,518
Charles Schwab Corp. (The)	494	19,142
CME Group, Inc.	306	35,891
E*TRADE Financial Corp.*	282	9,760
Eaton Vance Corp.	107	4,983
Federated Investors, Inc., Class B	136	3,612
Franklin Resources, Inc.	505	21,104
Goldman Sachs Group, Inc. (The)	503	106,264
Intercontinental Exchange, Inc.	320	19,261
Invesco Ltd.	571	18,101
JANUS HENDERSON GROUP plc*	174	5,430
Legg Mason, Inc.	163	6,010
LPL Financial Holdings, Inc.	113	4,399
Moody’s Corp.	81	9,594
Morgan Stanley	1,567	65,406
Nasdaq, Inc.	117	7,915
Northern Trust Corp.	215	18,800
Raymond James Financial, Inc.	96	6,938
S&P Global, Inc.	112	15,995
State Street Corp.	456	37,146
Stifel Financial Corp.*	84	3,581
T Rowe Price Group, Inc.	284	20,005
TD Ameritrade Holding Corp.	137	5,118
Waddell & Reed Financial, Inc., Class A	245	4,101
		592,070
Chemicals - 2.1%
Air Products & Chemicals, Inc.	187	26,939
Albemarle Corp.	80	9,088
Ashland Global Holdings, Inc.	78	5,190
Axalta Coating Systems Ltd.*	219	6,855
Cabot Corp.	75	3,917
Celanese Corp., Series A	112	9,694
CF Industries Holdings, Inc.	511	13,746
Chemours Co. (The)	223	8,918
Dow Chemical Co. (The)	1,423	88,169
Eastman Chemical Co.	202	16,182
Ecolab, Inc.	171	22,716
EI du Pont de Nemours & Co.	851	67,161
FMC Corp.	107	8,065
Huntsman Corp.	376	8,986
International Flavors & Fragrances, Inc.	56	7,722
LyondellBasell Industries NV, Class A	720	57,974
Monsanto Co.	364	42,741
Mosaic Co. (The)	752	17,018
NewMarket Corp.	9	4,188
Olin Corp.	169	4,958
Platform Speciality Products Corp.*	258	3,220
PolyOne Corp.	106	3,958
PPG Industries, Inc.	239	25,420
Praxair, Inc.	283	37,438
RPM International, Inc.	137	7,429
Sherwin-Williams Co. (The)	36	11,944
Trinseo SA	75	4,834
Valspar Corp. (The)	53	5,988
Valvoline, Inc.	1	21
WR Grace & Co.	51	3,656
		534,135
Commercial Services & Supplies - 0.4%
ABM Industries, Inc.	100	4,304
Brink’s Co. (The)	62	3,912
Cintas Corp.	59	7,427
Clean Harbors, Inc.*	76	4,439
Covanta Holding Corp.	214	3,156
Deluxe Corp.	48	3,272
Essendant, Inc.	178	2,866
KAR Auction Services, Inc.	115	5,011
LSC Communications, Inc.	192	4,084
Pitney Bowes, Inc.	660	9,814
Republic Services, Inc.	272	17,302
RR Donnelley & Sons Co.	403	4,804
Stericycle, Inc.*	68	5,560
Waste Management, Inc.	457	33,320
		109,271
Communications Equipment - 0.8%
ARRIS International plc*	169	4,739
Brocade Communications Systems, Inc.	407	5,141
Cisco Systems, Inc.	4,672	147,308
CommScope Holding Co., Inc.*	175	6,473
EchoStar Corp., Class A*	79	4,665
F5 Networks, Inc.*	32	4,100
Harris Corp.	107	12,001
Juniper Networks, Inc.	313	9,180
Motorola Solutions, Inc.	133	11,115
NetScout Systems, Inc.*	88	3,221
		207,943
Construction & Engineering - 0.3%
AECOM*	296	9,505
Chicago Bridge & Iron Co. NV	250	4,730
EMCOR Group, Inc.	75	4,727
Fluor Corp.	354	15,880
Jacobs Engineering Group, Inc.	263	13,787
KBR, Inc.	353	4,811
MasTec, Inc.*	102	4,325
Quanta Services, Inc.*	252	7,726
Tutor Perini Corp.*	118	3,062
Valmont Industries, Inc.	26	3,806
		72,359
Construction Materials - 0.1%
Martin Marietta Materials, Inc.	34	7,619
Vulcan Materials Co.	63	7,853
		15,472
Consumer Finance - 1.0%
Ally Financial, Inc.	1,549	28,718
American Express Co.	923	71,016
Capital One Financial Corp.	983	75,612
Discover Financial Services	469	27,530
Navient Corp.	1,173	16,926
Santander Consumer USA Holdings, Inc.*	393	4,390
SLM Corp.*	753	7,824
Synchrony Financial	1,261	33,858
		265,874
Containers & Packaging - 0.6%
AptarGroup, Inc.	58	4,931
Avery Dennison Corp.	101	8,510
Ball Corp.	268	10,961
Bemis Co., Inc.	144	6,428
Berry Global Group, Inc.*	97	5,625
Crown Holdings, Inc.*	196	11,317
Graphic Packaging Holding Co.	354	4,783
International Paper Co.	676	35,747
Owens-Illinois, Inc.*	506	11,420
Packaging Corp. of America	88	8,990
Sealed Air Corp.	152	6,752
Silgan Holdings, Inc.	104	3,308
Sonoco Products Co.	135	6,846
WestRock Co.	333	18,122
		143,740
Distributors - 0.1%
Core-Mark Holding Co., Inc.	169	5,755
Genuine Parts Co.	190	17,598
LKQ Corp.*	272	8,565
		31,918

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
Diversified Consumer Services - 0.1%
Adtalem Global Education, Inc.	93	3,478
Graham Holdings Co., Class B	7	4,192
H&R Block, Inc.	388	10,297
Service Corp. International	168	5,356
ServiceMaster Global Holdings, Inc.*	99	3,742
		27,065
Diversified Financial Services - 2.1%
Berkshire Hathaway, Inc., Class A*	1	248,440
Berkshire Hathaway, Inc., Class B*	1,532	253,209
Leucadia National Corp.	554	13,512
Voya Financial, Inc.	501	17,124
		532,285
Diversified Telecommunication Services - 3.3%
AT&T, Inc.	11,141	429,263
CenturyLink, Inc.	2,735	68,238
Frontier Communications Corp.	6,814	8,926
Level 3 Communications, Inc.*	309	18,392
Verizon Communications, Inc.	6,499	303,113
Windstream Holdings, Inc.	1,135	4,824
		832,756
Electric Utilities - 3.0%
ALLETE, Inc.	61	4,477
Alliant Energy Corp.	299	12,400
American Electric Power Co., Inc.	857	61,515
Avangrid, Inc.	102	4,634
Duke Energy Corp.	1,275	109,242
Edison International	466	38,012
Entergy Corp.	462	36,526
Eversource Energy	454	28,180
Exelon Corp.	2,229	80,935
FirstEnergy Corp.	1,382	40,410
Great Plains Energy, Inc.	313	8,992
Hawaiian Electric Industries, Inc.	210	6,959
IDACORP, Inc.	61	5,325
NextEra Energy, Inc.	520	73,549
OGE Energy Corp.	293	10,440
PG&E Corp.	767	52,447
Pinnacle West Capital Corp.	180	15,903
PNM Resources, Inc.	127	4,890
Portland General Electric Co.	140	6,628
PPL Corp.	1,118	44,619
Southern Co. (The)	1,602	81,077
Westar Energy, Inc.	190	10,060
Xcel Energy, Inc.	799	38,280
		775,500
Electrical Equipment - 0.6%
Acuity Brands, Inc.	15	2,444
AMETEK, Inc.	155	9,458
Eaton Corp. plc	611	47,279
Emerson Electric Co.	854	50,488
EnerSys	41	3,036
Generac Holdings, Inc.*	110	3,812
General Cable Corp.	238	3,939
Hubbell, Inc.	52	6,027
Regal Beloit Corp.	61	4,831
Rockwell Automation, Inc.	91	14,444
Sensata Technologies Holding NV*	134	5,418
		151,176
Electronic Equipment, Instruments & Components - 0.9%
Amphenol Corp., Class A	145	10,817
Anixter International, Inc.*	63	4,756
Arrow Electronics, Inc.*	315	23,811
Avnet, Inc.	455	16,689
Benchmark Electronics, Inc.*	110	3,553
CDW Corp.	138	8,305
Corning, Inc.	1,229	35,764
Flex Ltd.*	1,496	25,821
FLIR Systems, Inc.	111	4,206
Insight Enterprises, Inc.*	102	4,237
Jabil Circuit, Inc.	512	15,319
Keysight Technologies, Inc.*	164	6,337
Sanmina Corp.*	173	6,332
ScanSource, Inc.*	77	2,926
SYNNEX Corp.	51	5,674
TE Connectivity Ltd.	376	29,648
Tech Data Corp.*	230	22,303
Trimble, Inc.*	173	6,235
VeriFone Systems, Inc.*	158	2,890
Vishay Intertechnology, Inc.	227	3,711
		239,334
Energy Equipment & Services - 1.2%
Atwood Oceanics, Inc.*	388	3,896
Baker Hughes, Inc.	627	34,579
Diamond Offshore Drilling, Inc.*	451	5,209
Ensco plc, Class A	1,554	9,697
Halliburton Co.	948	42,840
Helmerich & Payne, Inc.	171	9,005
McDermott International, Inc.*	533	3,310
Nabors Industries Ltd.	703	6,186
National Oilwell Varco, Inc.	988	32,278
Noble Corp. plc	2,120	8,586
Oceaneering International, Inc.	222	5,412
Oil States International, Inc.*	104	3,042
Patterson-UTI Energy, Inc.	221	4,712
Rowan Cos. plc, Class A*	366	4,407
Schlumberger Ltd.	1,417	98,609
Superior Energy Services, Inc.*	320	3,318
Tidewater, Inc.*	2,951	2,161
Transocean Ltd.*	2,022	18,380
Weatherford International plc*	3,519	16,891
		312,518
Equity Real Estate Investment Trusts (REITs) - 2.8%
Alexandria Real Estate Equities, Inc.	56	6,534
American Campus Communities, Inc.	119	5,648
American Tower Corp.	176	23,089
Apartment Investment & Management Co., Class A	121	5,193
Apple Hospitality REIT, Inc.	292	5,466
AvalonBay Communities, Inc.	102	19,507
Boston Properties, Inc.	144	17,470
Brandywine Realty Trust	267	4,654
Brixmor Property Group, Inc.	355	6,404
Camden Property Trust	93	7,748
CBL & Associates Properties, Inc.	531	4,083
Columbia Property Trust, Inc.	265	5,724
CoreCivic, Inc.	253	7,274
Corporate Office Properties Trust	117	3,946
Crown Castle International Corp.	193	19,618
CubeSmart	115	2,870
DCT Industrial Trust, Inc.	74	3,901
DDR Corp.	429	3,681
DiamondRock Hospitality Co.	331	3,671
Digital Realty Trust, Inc.	119	14,065
Douglas Emmett, Inc.	108	4,100
Duke Realty Corp.	332	9,518
EPR Properties	53	3,758
Equinix, Inc.	20	8,820
Equity Commonwealth*	171	5,322
Equity LifeStyle Properties, Inc.	44	3,714
Equity Residential	394	25,645
Essex Property Trust, Inc.	46	11,818
Extra Space Storage, Inc.	68	5,268
Federal Realty Investment Trust	43	5,278
Forest City Realty Trust, Inc., Class A	212	4,827
Gaming and Leisure Properties, Inc.	109	4,001
GEO Group, Inc. (The)	149	4,461
GGP, Inc.	491	10,940
Gramercy Property Trust	131	3,871
HCP, Inc.	675	21,155

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
Healthcare Realty Trust, Inc.	113	3,758
Healthcare Trust of America, Inc., Class A	116	3,560
Highwoods Properties, Inc.	96	4,838
Hospitality Properties Trust	291	8,416
Host Hotels & Resorts, Inc.	1,030	18,530
Iron Mountain, Inc.	353	12,327
Kilroy Realty Corp.	65	4,759
Kimco Realty Corp.	429	7,525
Lamar Advertising Co., Class A	54	3,781
LaSalle Hotel Properties	170	4,837
Lexington Realty Trust	343	3,296
Liberty Property Trust	192	7,889
Macerich Co. (The)	168	9,645
Mack-Cali Realty Corp.	152	4,045
Medical Properties Trust, Inc.	275	3,561
Mid-America Apartment Communities, Inc.	67	6,830
National Retail Properties, Inc.	114	4,374
Omega Healthcare Investors, Inc.	180	5,638
Outfront Media, Inc.	217	4,958
Paramount Group, Inc.	212	3,269
Park Hotels & Resorts, Inc.	178	4,582
Piedmont Office Realty Trust, Inc., Class A	248	5,255
Prologis, Inc.	501	27,826
Public Storage	71	15,290
Quality Care Properties, Inc.*	371	6,277
Rayonier, Inc.	189	5,309
Realty Income Corp.	169	9,283
Regency Centers Corp.	74	4,504
Retail Properties of America, Inc., Class A	360	4,428
RLJ Lodging Trust	214	4,355
Ryman Hospitality Properties, Inc.	57	3,671
SBA Communications Corp.*	30	4,145
Senior Housing Properties Trust	412	8,710
Simon Property Group, Inc.	208	32,084
SL Green Realty Corp.	102	10,305
Spirit Realty Capital, Inc.	543	3,926
Sun Communities, Inc.	41	3,532
Sunstone Hotel Investors, Inc.	299	4,667
Taubman Centers, Inc.	69	4,219
UDR, Inc.	217	8,378
Ventas, Inc.	406	26,995
VEREIT, Inc.	1,259	10,412
Vornado Realty Trust	150	13,830
Washington Prime Group, Inc.	501	3,823
Weingarten Realty Investors	119	3,581
Welltower, Inc.	462	33,513
Weyerhaeuser Co.	577	19,018
WP Carey, Inc.	97	6,327
Xenia Hotels & Resorts, Inc.	239	4,278
		721,401
Food & Staples Retailing - 3.1%
Andersons, Inc. (The)	91	3,194
Casey’s General Stores, Inc.	54	6,285
Costco Wholesale Corp.	578	104,289
CVS Health Corp.	1,828	140,445
Kroger Co. (The)	2,129	63,402
Performance Food Group Co.*	172	4,868
Rite Aid Corp.*	2,926	9,978
SpartanNash Co.	94	2,801
Sprouts Farmers Market, Inc.*	168	4,025
SUPERVALU, Inc.*	2,253	8,674
Sysco Corp.	798	43,539
United Natural Foods, Inc.*	131	5,232
US Foods Holding Corp.*	149	4,464
Walgreens Boots Alliance, Inc.	1,010	81,830
Wal-Mart Stores, Inc.	3,732	293,335
Whole Foods Market, Inc.	501	17,530
		793,891
Food Products - 1.7%
Archer-Daniels-Midland Co.	1,672	69,522
Bunge Ltd.	525	41,984
Campbell Soup Co.	163	9,397
Conagra Brands, Inc.	430	16,572
Darling Ingredients, Inc.*	412	6,456
Dean Foods Co.	223	4,068
Flowers Foods, Inc.	241	4,454
General Mills, Inc.	680	38,583
Hain Celestial Group, Inc. (The)*	113	3,947
Hershey Co. (The)	107	12,334
Hormel Foods Corp.	196	6,592
Ingredion, Inc.	69	7,872
JM Smucker Co. (The)	121	15,470
Kellogg Co.	251	17,972
Kraft Heinz Co. (The)	475	43,795
Lamb Weston Holdings, Inc.	137	6,358
McCormick & Co., Inc. (Non-Voting)	81	8,436
Mead Johnson Nutrition Co.	115	10,283
Mondelez International, Inc., Class A	1,816	84,607
Pinnacle Foods, Inc.	91	5,670
Post Holdings, Inc.*	48	3,856
TreeHouse Foods, Inc.*	60	4,631
Tyson Foods, Inc., Class A	399	22,879
		445,738
Gas Utilities - 0.2%
Atmos Energy Corp.	125	10,414
National Fuel Gas Co.	99	5,619
New Jersey Resources Corp.	114	4,776
ONE Gas, Inc.	63	4,451
Spire, Inc.	54	3,826
UGI Corp.	239	12,232
WGL Holdings, Inc.	59	4,882
		46,200
Health Care Equipment & Supplies - 1.4%
Abbott Laboratories	1,157	52,811
Alere, Inc.*	102	4,948
Baxter International, Inc.	515	30,545
Becton Dickinson and Co.	131	24,789
Boston Scientific Corp.*	462	12,488
Cooper Cos., Inc. (The)	22	4,813
CR Bard, Inc.	28	8,608
Danaher Corp.	339	28,795
DENTSPLY SIRONA, Inc.	88	5,590
Edwards Lifesciences Corp.*	77	8,860
Hologic, Inc.*	147	6,367
Intuitive Surgical, Inc.*	13	11,891
Medtronic plc	1,183	99,703
ResMed, Inc.	66	4,693
STERIS plc	75	5,817
Stryker Corp.	171	24,446
Teleflex, Inc.	24	4,800
Varex Imaging Corp.*	1	27
Varian Medical Systems, Inc.*	69	6,832
Zimmer Biomet Holdings, Inc.	143	17,047
		363,870
Health Care Providers & Services - 3.7%
Aetna, Inc.	444	64,318
AmerisourceBergen Corp.	477	43,774
Anthem, Inc.	494	90,081
Brookdale Senior Living, Inc.*	458	6,293
Cardinal Health, Inc.	853	63,369
Centene Corp.*	183	13,291
Cigna Corp.	246	39,663
Community Health Systems, Inc.*	2,106	18,638
DaVita, Inc.*	304	20,143
Envision Healthcare Corp.*	68	3,713
Express Scripts Holding Co.*	1,435	85,741

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
HCA Healthcare, Inc.*	452	37,023
HealthSouth Corp.	98	4,442
Henry Schein, Inc.*	77	14,166
Humana, Inc.	201	46,684
Kindred Healthcare, Inc.	703	6,889
Laboratory Corp. of America Holdings*	106	14,734
LifePoint Health, Inc.*	107	6,506
Magellan Health, Inc.*	57	3,919
McKesson Corp.	650	106,009
MEDNAX, Inc.*	88	4,778
Molina Healthcare, Inc.*	128	8,265
Owens & Minor, Inc.	194	6,185
Patterson Cos., Inc.	106	4,681
Quest Diagnostics, Inc.	157	17,077
Select Medical Holdings Corp.*	289	3,873
Tenet Healthcare Corp.*	794	13,133
UnitedHealth Group, Inc.	922	161,516
Universal Health Services, Inc., Class B	92	10,457
VCA, Inc.*	36	3,317
WellCare Health Plans, Inc.*	73	12,541
		935,219
Health Care Technology - 0.1%
Allscripts Healthcare Solutions, Inc.*	253	2,887
Cerner Corp.*	155	10,129
		13,016
Hotels, Restaurants & Leisure - 1.6%
Aramark	321	11,960
Bloomin’ Brands, Inc.	194	3,886
Brinker International, Inc.	83	3,256
Caesars Entertainment Corp.*	333	3,646
Carnival Corp.	507	32,483
Chipotle Mexican Grill, Inc.*	17	8,115
Cracker Barrel Old Country Store, Inc.	22	3,670
Darden Restaurants, Inc.	147	13,073
Hilton Grand Vacations, Inc.*	2	72
Hilton Worldwide Holdings, Inc.	142	9,417
International Game Technology plc	186	3,302
Las Vegas Sands Corp.	500	29,565
Marriott International, Inc., Class A	136	14,640
McDonald’s Corp.	813	122,674
MGM Resorts International	624	19,793
Norwegian Cruise Line Holdings Ltd.*	136	6,796
Panera Bread Co., Class A*	15	4,717
Pinnacle Entertainment, Inc.*	251	4,917
Royal Caribbean Cruises Ltd.	132	14,544
SeaWorld Entertainment, Inc.	180	3,213
Six Flags Entertainment Corp.	70	4,227
Starbucks Corp.	556	35,367
Wyndham Worldwide Corp.	112	11,311
Wynn Resorts Ltd.	162	20,849
Yum Brands, Inc.	281	20,412
Yum China Holdings, Inc.*	358	13,751
		419,656
Household Durables - 0.5%
CalAtlantic Group, Inc.	122	4,397
DR Horton, Inc.	331	10,820
Garmin Ltd.	138	7,181
Leggett & Platt, Inc.	148	7,699
Lennar Corp., Class A	189	9,698
Mohawk Industries, Inc.*	52	12,444
Newell Brands, Inc.	200	10,590
NVR, Inc.*	3	6,847
PulteGroup, Inc.	345	7,821
Tempur Sealy International, Inc.*	69	3,204
Toll Brothers, Inc.	213	7,862
Tupperware Brands Corp.	71	5,106
Whirlpool Corp.	126	23,378
		117,047
Household Products - 1.4%
Church & Dwight Co., Inc.	160	8,265
Clorox Co. (The)	93	12,623
Colgate-Palmolive Co.	616	47,038
HRG Group, Inc.*	209	3,965
Kimberly-Clark Corp.	311	40,346
Procter & Gamble Co. (The)	2,813	247,797
		360,034
Independent Power and Renewable Electricity Producers - 0.2%
AES Corp.	2,356	27,518
Calpine Corp.*	1,116	14,341
Dynegy, Inc.*	612	5,061
NRG Energy, Inc.	846	13,587
		60,507
Industrial Conglomerates - 2.0%
3M Co.	464	94,874
Carlisle Cos., Inc.	53	5,371
General Electric Co.	11,566	316,677
Honeywell International, Inc.	613	81,523
Roper Technologies, Inc.	50	11,360
		509,805
Insurance - 4.3%
Aflac, Inc.	689	51,937
Alleghany Corp.*	24	14,096
Allied World Assurance Co. Holdings AG	122	6,414
Allstate Corp. (The)	645	55,689
Ambac Financial Group, Inc.*	171	2,825
American Equity Investment Life Holding Co.	164	4,110
American Financial Group, Inc.	110	10,983
American International Group, Inc.	2,419	153,921
Aon plc	192	25,135
Arch Capital Group Ltd.*	113	10,989
Arthur J Gallagher & Co.	174	9,871
Aspen Insurance Holdings Ltd.	94	4,775
Assurant, Inc.	127	12,443
Assured Guaranty Ltd.	231	9,023
Axis Capital Holdings Ltd.	147	9,640
Brown & Brown, Inc.	92	3,996
Chubb Ltd.	415	59,424
Cincinnati Financial Corp.	178	12,474
CNO Financial Group, Inc.	353	7,233
Everest Re Group Ltd.	49	12,478
First American Financial Corp.	180	7,834
FNF Group	241	10,269
Genworth Financial, Inc., Class A*	5,777	21,144
Hanover Insurance Group, Inc. (The)	75	6,254
Hartford Financial Services Group, Inc. (The)	876	43,266
Kemper Corp.	72	2,747
Lincoln National Corp.	344	22,353
Loews Corp.	544	25,655
Markel Corp.*	13	12,704
Marsh & McLennan Cos., Inc.	390	30,248
MBIA, Inc.*	585	4,791
MetLife, Inc.	2,059	104,165
Old Republic International Corp.	457	9,039
Principal Financial Group, Inc.	377	23,717
ProAssurance Corp.	94	5,598
Progressive Corp. (The)	746	31,653
Prudential Financial, Inc.	828	86,816
Reinsurance Group of America, Inc.	110	13,696
RenaissanceRe Holdings Ltd.	45	6,429
RLI Corp.	55	3,055
Selective Insurance Group, Inc.	74	3,781
Torchmark Corp.	125	9,438
Travelers Cos., Inc. (The)	601	75,035

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
Unum Group	381	17,137
Validus Holdings Ltd.	115	6,141
White Mountains Insurance Group Ltd.	5	4,300
Willis Towers Watson plc	70	10,264
WR Berkley Corp.	134	9,245
XL Group Ltd.	452	19,748
		1,103,978
Internet & Direct Marketing Retail - 0.6%
Amazon.com, Inc.*	81	80,564
Expedia, Inc.	70	10,065
HSN, Inc.	100	3,315
Liberty Interactive Corp. QVC Group, Class A*	979	22,967
Netflix, Inc.*	46	7,501
Priceline Group, Inc. (The)*	15	28,157
		152,569
Internet Software & Services - 1.5%
Akamai Technologies, Inc.*	109	5,139
Alphabet, Inc., Class A*	126	124,373
Alphabet, Inc., Class C*	123	118,678
eBay, Inc.*	505	17,322
Facebook, Inc., Class A*	412	62,402
IAC/InterActiveCorp*	62	6,593
Twitter, Inc.*	285	5,221
Yahoo!, Inc.*	710	35,727
		375,455
IT Services - 2.3%
Accenture plc, Class A	442	55,016
Alliance Data Systems Corp.	46	11,092
Amdocs Ltd.	125	8,098
Automatic Data Processing, Inc.	285	29,175
Booz Allen Hamilton Holding Corp.	305	12,029
Broadridge Financial Solutions, Inc.	73	5,540
CACI International, Inc., Class A*	39	4,801
Cognizant Technology Solutions Corp., Class A	410	27,433
Conduent, Inc.*	2	33
Convergys Corp.	131	3,185
CoreLogic, Inc.*	80	3,464
CSRA, Inc.	174	5,248
DST Systems, Inc.	33	3,987
DXC Technology Co.*	292	22,636
Fidelity National Information Services, Inc.	246	21,124
First Data Corp., Class A*	389	6,664
Fiserv, Inc.*	111	13,906
FleetCor Technologies, Inc.*	29	4,184
Genpact Ltd.	157	4,289
Global Payments, Inc.	66	6,046
International Business Machines Corp.	1,145	174,761
Leidos Holdings, Inc.	113	6,278
Mastercard, Inc., Class A	238	29,245
Paychex, Inc.	237	14,038
PayPal Holdings, Inc.*	572	29,864
Science Applications International Corp.	36	2,736
Teradata Corp.*	156	4,253
Total System Services, Inc.	91	5,419
Unisys Corp.*	290	3,422
Vantiv, Inc., Class A*	58	3,638
Visa, Inc., Class A	576	54,853
Western Union Co. (The)	668	12,705
		589,162
Leisure Products - 0.2%
Brunswick Corp.	76	4,200
Hasbro, Inc.	86	9,052
Mattel, Inc.	642	14,708
Polaris Industries, Inc.	73	6,103
Vista Outdoor, Inc.*	181	3,798
		37,861
Life Sciences Tools & Services - 0.3%
Agilent Technologies, Inc.	189	11,404
Bio-Rad Laboratories, Inc., Class A*	18	4,023
Illumina, Inc.*	29	5,143
Mettler-Toledo International, Inc.*	8	4,662
PerkinElmer, Inc.	77	4,856
Quintiles IMS Holdings, Inc.*	57	4,927
Thermo Fisher Scientific, Inc.	234	40,433
VWR Corp.*	148	4,893
Waters Corp.*	37	6,646
		86,987
Machinery - 1.9%
AGCO Corp.	160	10,245
Allison Transmission Holdings, Inc.	138	5,343
Caterpillar, Inc.	965	101,740
Colfax Corp.*	162	6,571
Crane Co.	50	3,879
Cummins, Inc.	205	32,329
Deere & Co.	476	58,291
Donaldson Co., Inc.	97	4,652
Dover Corp.	179	14,776
Flowserve Corp.	159	7,711
Fortive Corp.	221	13,801
Graco, Inc.	34	3,736
Harsco Corp.*	239	3,561
IDEX Corp.	55	5,966
Illinois Tool Works, Inc.	240	33,893
Ingersoll-Rand plc	235	21,056
ITT, Inc.	85	3,231
Kennametal, Inc.	109	4,193
Lincoln Electric Holdings, Inc.	43	3,843
Meritor, Inc.*	226	3,519
Navistar International Corp.*	185	4,786
Oshkosh Corp.	99	6,249
PACCAR, Inc.	492	30,976
Parker-Hannifin Corp.	138	21,731
Pentair plc	186	12,317
Rexnord Corp.*	151	3,443
Snap-on, Inc.	42	6,790
SPX FLOW, Inc.*	127	4,741
Stanley Black & Decker, Inc.	161	22,160
Terex Corp.	208	6,818
Timken Co. (The)	94	4,338
Trinity Industries, Inc.	274	6,992
WABCO Holdings, Inc.*	38	4,629
Wabtec Corp.	41	3,352
Welbilt, Inc.*	167	3,230
Woodward, Inc.	44	2,997
Xylem, Inc.	140	7,300
		495,185
Marine - 0.0%(b)
Kirby Corp.*	86	5,698

Media - 2.5%
AMC Networks, Inc., Class A*	55	2,914
CBS Corp. (Non-Voting), Class B	367	22,427
Charter Communications, Inc., Class A*	37	12,785
Cinemark Holdings, Inc.	125	4,946
Comcast Corp., Class A	4,725	196,985
Discovery Communications, Inc., Class A*	165	4,372
Discovery Communications, Inc., Class C*	244	6,303
DISH Network Corp., Class A*	167	10,650
Gannett Co., Inc.	437	3,430
Interpublic Group of Cos., Inc. (The)	432	10,770
Liberty Broadband Corp., Class A*	6	529

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
Liberty Broadband Corp., Class C*	39	3,478
Liberty Global plc, Class A*	299	9,143
Liberty Global plc, Class C*	770	22,884
Live Nation Entertainment, Inc.*	216	7,450
Meredith Corp.	49	2,651
News Corp., Class A	920	12,310
News Corp., Class B	259	3,548
Omnicom Group, Inc.	283	23,693
Regal Entertainment Group, Class A	206	4,285
Scripps Networks Interactive, Inc., Class A	55	3,642
TEGNA, Inc.	351	8,333
Time Warner, Inc.	752	74,816
Time, Inc.	229	2,862
Tribune Media Co., Class A	240	9,168
Twenty-First Century Fox, Inc., Class A	1,022	27,717
Twenty-First Century Fox, Inc., Class B	415	11,164
Viacom, Inc., Class B	654	22,753
Walt Disney Co. (The)	1,137	122,728
		648,736
Metals & Mining - 0.7%
AK Steel Holding Corp.*	449	2,739
Alcoa Corp.	714	23,519
Allegheny Technologies, Inc.	298	4,598
Carpenter Technology Corp.	75	2,735
Cliffs Natural Resources, Inc.*	658	3,876
Commercial Metals Co.	264	4,778
Compass Minerals International, Inc.	42	2,694
Constellium NV, Class A*	463	3,125
Freeport-McMoRan, Inc.*	3,438	39,503
Newmont Mining Corp.	719	24,554
Nucor Corp.	465	27,016
Reliance Steel & Aluminum Co.	125	9,119
Southern Copper Corp.	120	4,195
Steel Dynamics, Inc.	248	8,430
United States Steel Corp.	295	6,151
		167,032
Mortgage Real Estate Investment Trusts (REITs) - 0.3%
AGNC Investment Corp.	770	16,008
Annaly Capital Management, Inc.	2,099	25,146
Blackstone Mortgage Trust, Inc., Class A	107	3,322
Chimera Investment Corp.	328	6,101
Invesco Mortgage Capital, Inc.	291	4,697
MFA Financial, Inc.	693	5,766
New Residential Investment Corp.	326	5,245
PennyMac Mortgage Investment Trust	218	3,819
Starwood Property Trust, Inc.	325	7,157
Two Harbors Investment Corp.	688	6,866
		84,127
Multiline Retail - 0.7%
Big Lots, Inc.	88	4,297
Dillard’s, Inc., Class A	86	4,427
Dollar General Corp.	246	18,054
Dollar Tree, Inc.*	189	14,686
JC Penney Co., Inc.*	1,170	5,499
Kohl’s Corp.	599	23,020
Macy’s, Inc.	1,074	25,239
Nordstrom, Inc.	355	14,839
Sears Holdings Corp.*	526	3,887
Target Corp.	1,355	74,728
		188,676
Multi-Utilities - 1.4%
Ameren Corp.	412	23,381
Avista Corp.	113	4,841
Black Hills Corp.	65	4,520
CenterPoint Energy, Inc.	752	21,515
CMS Energy Corp.	388	18,395
Consolidated Edison, Inc.	547	45,286
Dominion Energy, Inc.	724	58,477
DTE Energy Co.	282	30,885
MDU Resources Group, Inc.	315	8,577
NiSource, Inc.	418	10,897
NorthWestern Corp.	69	4,275
Public Service Enterprise Group, Inc.	947	42,530
SCANA Corp.	220	15,004
Sempra Energy	328	38,209
Vectren Corp.	121	7,422
WEC Energy Group, Inc.	347	21,778
		355,992
Oil, Gas & Consumable Fuels - 8.4%
Aegean Marine Petroleum Network, Inc.	305	1,403
Anadarko Petroleum Corp.	560	28,297
Antero Resources Corp.*	256	5,266
Apache Corp.	409	19,125
Cabot Oil & Gas Corp.	224	4,971
California Resources Corp.*	180	1,960
Chesapeake Energy Corp.*	1,759	8,901
Chevron Corp.	4,301	445,067
Cimarex Energy Co.	42	4,517
Concho Resources, Inc.*	96	12,171
ConocoPhillips	3,419	152,795
CONSOL Energy, Inc.*	580	8,416
Continental Resources, Inc.*	69	2,594
Cosan Ltd., Class A	427	3,023
Delek US Holdings, Inc.	275	6,743
Devon Energy Corp.	464	15,767
Energen Corp.*	89	5,077
EOG Resources, Inc.	351	31,699
EQT Corp.	147	8,125
Exxon Mobil Corp.	8,458	680,868
Hess Corp.	787	36,115
HollyFrontier Corp.	915	21,868
Kinder Morgan, Inc.	3,194	59,919
Marathon Oil Corp.	2,778	36,170
Marathon Petroleum Corp.	1,515	78,841
Murphy Oil Corp.	658	16,062
Newfield Exploration Co.*	82	2,663
Noble Energy, Inc.	555	15,923
Oasis Petroleum, Inc.*	348	3,396
Occidental Petroleum Corp.	1,311	77,257
ONEOK, Inc.	299	14,854
PBF Energy, Inc., Class A	522	10,085
Phillips 66	1,514	115,231
Pioneer Natural Resources Co.	69	11,513
QEP Resources, Inc.*	475	4,750
Range Resources Corp.	149	3,436
SM Energy Co.	198	3,360
Southwestern Energy Co.*	379	2,297
Targa Resources Corp.	119	5,466
Teekay Corp.	311	1,900
Tesoro Corp.	325	27,053
Valero Energy Corp.	1,604	98,598
Western Refining, Inc.	220	7,964
Whiting Petroleum Corp.*	885	6,248
Williams Cos., Inc. (The)	1,143	32,690
World Fuel Services Corp.	359	12,687
WPX Energy, Inc.*	358	3,874
		2,157,005
Paper & Forest Products - 0.0%(b)
Domtar Corp.	201	7,312

Personal Products - 0.1%
Avon Products, Inc.*	2,266	7,705
Edgewell Personal Care Co.*	64	4,681

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
Estee Lauder Cos., Inc. (The), Class A	129	12,144
Herbalife Ltd.*	95	6,819
Nu Skin Enterprises, Inc., Class A	75	4,116
		35,465
Pharmaceuticals - 4.1%
Allergan plc	349	78,089
Bristol-Myers Squibb Co.	1,362	73,480
Catalent, Inc.*	115	4,086
Eli Lilly & Co.	870	69,226
Endo International plc*	669	8,817
Jazz Pharmaceuticals plc*	25	3,639
Johnson & Johnson	2,421	310,493
Mallinckrodt plc*	165	7,116
Merck & Co., Inc.	2,946	191,814
Mylan NV*	469	18,282
Perrigo Co. plc	149	10,855
Pfizer, Inc.	7,848	256,237
Zoetis, Inc.	177	11,024
		1,043,158
Professional Services - 0.2%
Dun & Bradstreet Corp. (The)	33	3,455
Equifax, Inc.	56	7,661
FTI Consulting, Inc.*	75	2,590
IHS Markit Ltd.*	101	4,631
ManpowerGroup, Inc.	165	16,809
Nielsen Holdings plc	317	12,198
Robert Half International, Inc.	119	5,532
Verisk Analytics, Inc.*	63	5,096
		57,972
Real Estate Management & Development - 0.1%
CBRE Group, Inc., Class A*	283	9,871
Howard Hughes Corp. (The)*	29	3,716
Jones Lang LaSalle, Inc.	55	6,351
Realogy Holdings Corp.	306	9,321
		29,259
Road & Rail - 0.9%
AMERCO	8	2,954
Avis Budget Group, Inc.*	465	10,644
CSX Corp.	836	45,286
Genesee & Wyoming, Inc., Class A*	66	4,323
Hertz Global Holdings, Inc.*	1,235	12,609
JB Hunt Transport Services, Inc.	62	5,293
Kansas City Southern	103	9,806
Norfolk Southern Corp.	327	40,558
Old Dominion Freight Line, Inc.	60	5,359
Ryder System, Inc.	141	9,365
Swift Transportation Co.*	164	3,928
Union Pacific Corp.	746	82,284
YRC Worldwide, Inc.*	288	2,647
		235,056
Semiconductors & Semiconductor Equipment - 2.5%
Amkor Technology, Inc.*	349	3,958
Analog Devices, Inc.	190	16,254
Applied Materials, Inc.	677	31,061
Broadcom Ltd.	63	15,087
Cree, Inc.*	155	3,696
Cypress Semiconductor Corp.	317	4,435
First Solar, Inc.*	204	7,856
Intel Corp.	6,211	224,279
KLA-Tencor Corp.	214	22,256
Lam Research Corp.	78	12,103
Marvell Technology Group Ltd.	410	7,068
Maxim Integrated Products, Inc.	229	10,946
Microchip Technology, Inc.	132	10,996
Micron Technology, Inc.*	1,454	44,740
NVIDIA Corp.	97	14,002
NXP Semiconductors NV*	167	18,353
ON Semiconductor Corp.*	360	5,573
Qorvo, Inc.*	133	10,367
QUALCOMM, Inc.	1,723	98,676
Skyworks Solutions, Inc.	63	6,705
Teradyne, Inc.	129	4,586
Texas Instruments, Inc.	624	51,474
Xilinx, Inc.	172	11,474
		635,945
Software - 2.5%
Activision Blizzard, Inc.	361	21,147
Adobe Systems, Inc.*	126	17,874
ANSYS, Inc.*	43	5,432
Autodesk, Inc.*	55	6,147
CA, Inc.	438	13,915
Cadence Design Systems, Inc.*	124	4,357
CDK Global, Inc.	49	3,012
Check Point Software Technologies Ltd.*	57	6,387
Citrix Systems, Inc.*	84	6,933
Electronic Arts, Inc.*	99	11,220
Intuit, Inc.	87	12,236
Microsoft Corp.	5,021	350,667
Nuance Communications, Inc.*	223	4,128
Oracle Corp.	2,640	119,830
Red Hat, Inc.*	46	4,120
salesforce.com, Inc.*	103	9,233
Symantec Corp.	931	28,219
Synopsys, Inc.*	90	6,738
		631,595
Specialty Retail - 2.2%
Abercrombie & Fitch Co., Class A	440	5,803
Advance Auto Parts, Inc.	57	7,617
American Eagle Outfitters, Inc.	396	4,554
Asbury Automotive Group, Inc.*	64	3,581
Ascena Retail Group, Inc.*	978	1,731
AutoNation, Inc.*	241	9,524
AutoZone, Inc.*	20	12,118
Bed Bath & Beyond, Inc.	433	14,899
Best Buy Co., Inc.	629	37,356
Burlington Stores, Inc.*	50	4,892
Cabela’s, Inc.*	82	4,332
CarMax, Inc.*	234	14,702
CST Brands, Inc.	178	8,603
Dick’s Sporting Goods, Inc.	113	4,648
DSW, Inc., Class A	164	2,760
Express, Inc.*	295	2,289
Foot Locker, Inc.	141	8,377
GameStop Corp., Class A	401	8,878
Gap, Inc. (The)	536	12,060
Genesco, Inc.*	63	2,344
GNC Holdings, Inc., Class A	505	3,828
Group 1 Automotive, Inc.	75	4,511
Guess?, Inc.	272	3,275
Home Depot, Inc. (The)	834	128,027
L Brands, Inc.	385	19,866
Lithia Motors, Inc., Class A	34	3,089
Lowe’s Cos., Inc.	856	67,427
Murphy USA, Inc.*	201	13,674
Office Depot, Inc.	2,379	12,157
O’Reilly Automotive, Inc.*	46	11,136
Penske Automotive Group, Inc.	111	4,701
Ross Stores, Inc.	216	13,807
Sally Beauty Holdings, Inc.*	200	3,604
Signet Jewelers Ltd.	108	5,195
Sonic Automotive, Inc., Class A	176	3,309
Staples, Inc.	2,738	24,861
Tiffany & Co.	108	9,392
TJX Cos., Inc. (The)	476	35,800
Tractor Supply Co.	72	3,971
Urban Outfitters, Inc.*	145	2,736
Williams-Sonoma, Inc.	142	6,910
		552,344

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
Technology Hardware, Storage & Peripherals - 3.0%
Apple, Inc.	3,642	556,352
Diebold Nixdorf, Inc.	117	3,095
Hewlett Packard Enterprise Co.	3,446	64,819
HP, Inc.	3,387	63,540
NCR Corp.*	161	6,203
NetApp, Inc.	264	10,690
Seagate Technology plc	529	23,049
Western Digital Corp.	321	28,909
Xerox Corp.	2,732	19,315
		775,972
Textiles, Apparel & Luxury Goods - 0.4%
Coach, Inc.	374	17,282
Deckers Outdoor Corp.*	61	4,231
Fossil Group, Inc.*	232	2,499
Hanesbrands, Inc.	317	6,546
Michael Kors Holdings Ltd.*	212	7,034
NIKE, Inc., Class B	615	32,589
PVH Corp.	106	11,231
Ralph Lauren Corp.	115	7,797
Under Armour, Inc., Class A*	100	1,916
Under Armour, Inc., Class C*	99	1,765
VF Corp.	342	18,400
		111,290
Thrifts & Mortgage Finance - 0.1%
Capitol Federal Financial, Inc.	224	3,095
MGIC Investment Corp.*	300	3,174
New York Community Bancorp, Inc.	990	12,791
PHH Corp.*	411	5,528
Radian Group, Inc.	181	2,907
Washington Federal, Inc.	98	3,131
		30,626
Tobacco - 1.3%
Altria Group, Inc.	1,397	105,390
Philip Morris International, Inc.	1,543	184,851
Reynolds American, Inc.	532	35,777
Universal Corp.	55	3,652
		329,670
Trading Companies & Distributors - 0.4%
AerCap Holdings NV*	287	12,634
Air Lease Corp.	104	3,840
Aircastle Ltd.	132	2,881
Fastenal Co.	206	8,893
GATX Corp.	63	3,747
HD Supply Holdings, Inc.*	202	8,151
MRC Global, Inc.*	272	4,910
MSC Industrial Direct Co., Inc., Class A	45	3,777
NOW, Inc.*	193	3,186
Rush Enterprises, Inc., Class A*	95	3,406
United Rentals, Inc.*	94	10,221
Univar, Inc.*	191	5,810
Watsco, Inc.	26	3,669
WESCO International, Inc.*	119	7,277
WW Grainger, Inc.	52	8,958
		91,360
Transportation Infrastructure - 0.0%(b)
Macquarie Infrastructure Corp.	79	6,154
Water Utilities - 0.1%
American Water Works Co., Inc.	183	14,307
Aqua America, Inc.	159	5,198
		19,505
Wireless Telecommunication Services - 0.1%
Telephone & Data Systems, Inc.	272	7,760
T-Mobile US, Inc.*	238	16,046
		23,806
TOTAL COMMON STOCKS (Cost $20,192,780)		24,426,465

	Principal Amount ($)
SHORT-TERM INVESTMENT(a) - 20.1%
REPURCHASE AGREEMENT(c) - 20.1%
Repurchase Agreements with various counterparties, rates 0.60% - 0.81%, dated 5/31/2017, due 6/1/2017, total to be received $5,132,992 (Cost $5,132,878)	5,132,878	5,132,878

Total Investments - 115.6% (Cost $25,325,658)		29,559,343
Liabilities Less Other Assets - (15.6%)		(3,984,694)
Net assets - 100.0%		25,574,649

*	Non-income producing security.
(a)	All or a portion of this security is segregated in connection with obligations for swaps with a total value of $8,282,219.
(b)	Represents less than 0.05% of net assets.
(c)

The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See “Repurchase Agreements” under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subjected to repurchase.

As of May 31, 2017, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$4,749,623
Aggregate gross unrealized depreciation	(535,310)
Net unrealized appreciation	$4,214,313
Federal income tax cost of investments	$25,345,030

See accompanying notes to the financial statements.

Swap Agreements(1)

RAFI® Long/Short had the following open swap agreements as of May 31, 2017:

Notional Amount at Value	Termination Date	Counterparty	Rate Paid (Received)(2)	Underlying Instrument	Unrealized Appreciation/ (Depreciation)(3)	Financial Instruments for the Benefit of (the Fund)/ the Counterparty	Cash Collateral for the Benefit of (the Fund)/ the Counterparty	Net Amount(4)
$(419,146)	11/6/2018	Goldman Sachs International	(1.15)%	Russell 1000 Total Return Index	$(20,731)
402,140	11/6/2018	Goldman Sachs International	1.40%	FTSE RAFI US 1000 Total Return Index	3,844
(17,006)					(16,887)	$—	$—	$(16,887)
(25,606,019)	11/6/2017	Societe Generale	(0.69)%	Russell 1000 Total Return Index	(4,887,941)
1,067,629	11/6/2017	Societe Generale	1.19%	FTSE RAFI US 1000 Total Return Index	681,995
(24,538,390)					(4,205,946)	4,017,551	188,395	—
$(24,555,396)					$(4,222,833)

(1)	The Fund’s Swap Agreements are not accounted for as hedging instruments under ASC 815.
(2)	Reflects the floating financing rate, as of May 31, 2017, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions.
(3)

The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or “net” these amounts on its Statements of Assets and Liabilities.

(4)

Represents the “uncollateralized” amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum “thresholds” that would need to be exceeded prior to the movement of collateral.  To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

See accompanying notes to the financial statements.

Ultra S&P500®

Schedule of Portfolio Investments

May 31, 2017

Investments	Shares	Value ($)

COMMON STOCKS(a) - 69.9%

Aerospace & Defense - 1.6%
Arconic, Inc.	27,650	759,545
Boeing Co. (The)	35,754	6,708,523
General Dynamics Corp.	17,858	3,629,639
L3 Technologies, Inc.	4,883	823,225
Lockheed Martin Corp.	15,676	4,406,994
Northrop Grumman Corp.	10,960	2,841,051
Raytheon Co.	18,383	3,014,996
Rockwell Collins, Inc.	10,185	1,110,674
Textron, Inc.	16,956	810,497
TransDigm Group, Inc.	3,114	834,801
United Technologies Corp.	47,042	5,705,254
		30,645,199
Air Freight & Logistics - 0.5%
CH Robinson Worldwide, Inc.	8,872	594,513
Expeditors International of Washington, Inc.	11,309	603,674
FedEx Corp.	15,387	2,982,616
United Parcel Service, Inc., Class B	43,258	4,584,050
		8,764,853
Airlines - 0.4%
Alaska Air Group, Inc.	7,755	675,073
American Airlines Group, Inc.	31,649	1,532,128
Delta Air Lines, Inc.	45,863	2,253,249
Southwest Airlines Co.	38,621	2,320,736
United Continental Holdings, Inc.*	17,972	1,431,829
		8,213,015
Auto Components - 0.1%
BorgWarner, Inc.	12,547	533,373
Delphi Automotive plc	16,921	1,488,541
Goodyear Tire & Rubber Co. (The)	15,792	508,818
		2,530,732
Automobiles - 0.3%
Ford Motor Co.	245,026	2,724,689
General Motors Co.	85,571	2,903,424
Harley-Davidson, Inc.	11,068	586,715
		6,214,828
Banks - 4.2%
Bank of America Corp.	629,284	14,102,255
BB&T Corp.	50,742	2,113,404
Citigroup, Inc.	173,920	10,529,117
Citizens Financial Group, Inc.	31,961	1,089,870
Comerica, Inc.	11,044	757,177
Fifth Third Bancorp	47,103	1,118,225
Huntington Bancshares, Inc.	68,163	854,764
JPMorgan Chase & Co.	224,213	18,419,098
KeyCorp	67,322	1,176,115
M&T Bank Corp.	9,675	1,513,847
People’s United Financial, Inc.	21,561	357,266
PNC Financial Services Group, Inc. (The)	30,519	3,622,605
Regions Financial Corp.	75,655	1,047,065
SunTrust Banks, Inc.	30,846	1,646,251
US Bancorp	99,954	5,086,659
Wells Fargo & Co.	282,663	14,455,386
Zions Bancorp	12,703	509,009
		78,398,113
Beverages - 1.5%
Brown-Forman Corp., Class B	11,103	576,801
Coca-Cola Co. (The)	242,554	11,028,930
Constellation Brands, Inc., Class A	10,839	1,980,827
Dr Pepper Snapple Group, Inc.	11,494	1,066,758
Molson Coors Brewing Co., Class B	11,576	1,097,289
Monster Beverage Corp.*	25,246	1,276,438
PepsiCo, Inc.	89,585	10,469,799
		27,496,842
Biotechnology - 1.9%
AbbVie, Inc.	100,055	6,605,631
Alexion Pharmaceuticals, Inc.*	14,098	1,382,027
Amgen, Inc.	46,223	7,175,658
Biogen, Inc.*	13,552	3,357,779
Celgene Corp.*	48,833	5,586,984
Gilead Sciences, Inc.	82,044	5,323,835
Incyte Corp.*	10,615	1,372,838
Regeneron Pharmaceuticals, Inc.*	4,777	2,192,930
Vertex Pharmaceuticals, Inc.*	15,594	1,927,418
		34,925,100
Building Products - 0.2%
Allegion plc	6,000	471,780
Fortune Brands Home & Security, Inc.	9,608	606,265
Johnson Controls International plc	58,923	2,460,624
Masco Corp.	20,107	748,986
		4,287,655
Capital Markets - 1.9%
Affiliated Managers Group, Inc.	3,560	547,706
Ameriprise Financial, Inc.	9,667	1,167,677
Bank of New York Mellon Corp. (The)	65,122	3,068,549
BlackRock, Inc.	7,632	3,123,320
CBOE Holdings, Inc.	5,758	497,318
Charles Schwab Corp. (The)	76,256	2,954,920
CME Group, Inc.	21,323	2,500,975
E*TRADE Financial Corp.*	17,243	596,780
Franklin Resources, Inc.	21,653	904,879
Goldman Sachs Group, Inc. (The)	23,256	4,913,062
Intercontinental Exchange, Inc.	37,388	2,250,384
Invesco Ltd.	25,332	803,024
Moody’s Corp.	10,422	1,234,486
Morgan Stanley	90,197	3,764,823
Nasdaq, Inc.	7,229	489,042
Northern Trust Corp.	13,498	1,180,265
Raymond James Financial, Inc.	8,030	580,328
S&P Global, Inc.	16,220	2,316,378
State Street Corp.	22,543	1,836,353
T Rowe Price Group, Inc.	15,281	1,076,394
		35,806,663
Chemicals - 1.5%
Air Products & Chemicals, Inc.	13,659	1,967,716
Albemarle Corp.	7,062	802,243
CF Industries Holdings, Inc.	14,631	393,574
Dow Chemical Co. (The)	70,064	4,341,165
Eastman Chemical Co.	9,197	736,772
Ecolab, Inc.	16,481	2,189,336
EI du Pont de Nemours & Co.	54,270	4,282,988
FMC Corp.	8,399	633,033
International Flavors & Fragrances, Inc.	4,954	683,107
LyondellBasell Industries NV, Class A	20,722	1,668,535
Monsanto Co.	27,526	3,232,103
Mosaic Co. (The)	21,977	497,339
PPG Industries, Inc.	16,138	1,716,438
Praxair, Inc.	17,893	2,367,065
Sherwin-Williams Co. (The)	5,102	1,692,691
		27,204,105
Commercial Services & Supplies - 0.2%
Cintas Corp.	5,414	681,514
Republic Services, Inc.	14,479	921,009
Stericycle, Inc.*	5,342	436,816
Waste Management, Inc.	25,391	1,851,258
		3,890,597
Communications Equipment - 0.7%
Cisco Systems, Inc.	314,346	9,911,329
F5 Networks, Inc.*	4,059	520,080
Harris Corp.	7,819	876,979
Juniper Networks, Inc.	23,980	703,334
Motorola Solutions, Inc.	10,339	864,030
		12,875,752

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
Construction & Engineering - 0.1%
Fluor Corp.	8,747	392,391
Jacobs Engineering Group, Inc.	7,596	398,182
Quanta Services, Inc.*	9,494	291,086
		1,081,659
Construction Materials - 0.1%
Martin Marietta Materials, Inc.	3,967	889,005
Vulcan Materials Co.	8,310	1,035,841
		1,924,846
Consumer Finance - 0.5%
American Express Co.	47,524	3,656,496
Capital One Financial Corp.	30,173	2,320,907
Discover Financial Services	24,199	1,420,481
Navient Corp.	18,267	263,593
Synchrony Financial	48,349	1,298,171
		8,959,648
Containers & Packaging - 0.2%
Avery Dennison Corp.	5,612	472,867
Ball Corp.	21,981	899,023
International Paper Co.	25,815	1,365,097
Sealed Air Corp.	12,145	539,481
WestRock Co.	15,717	855,319
		4,131,787
Distributors - 0.1%
Genuine Parts Co.	9,313	862,570
LKQ Corp.*	19,330	608,702
		1,471,272
Diversified Consumer Services - 0.0%(b)
H&R Block, Inc.	12,998	344,967

Diversified Financial Services - 1.1%
Berkshire Hathaway, Inc., Class B*	119,220	19,704,682
Leucadia National Corp.	20,327	495,775
		20,200,457
Diversified Telecommunication Services - 1.5%
AT&T, Inc.	385,512	14,853,777
CenturyLink, Inc.	34,311	856,059
Level 3 Communications, Inc.*	18,340	1,091,597
Verizon Communications, Inc.	255,867	11,933,637
		28,735,070
Electric Utilities - 1.4%
Alliant Energy Corp.	14,297	592,897
American Electric Power Co., Inc.	30,864	2,215,418
Duke Energy Corp.	43,913	3,762,466
Edison International	20,457	1,668,677
Entergy Corp.	11,261	890,295
Eversource Energy	19,893	1,234,759
Exelon Corp.	58,166	2,112,007
FirstEnergy Corp.	27,775	812,141
NextEra Energy, Inc.	29,348	4,150,981
PG&E Corp.	31,813	2,175,373
Pinnacle West Capital Corp.	6,987	617,301
PPL Corp.	42,662	1,702,640
Southern Co. (The)	62,211	3,148,499
Xcel Energy, Inc.	31,836	1,525,263
		26,608,717
Electrical Equipment - 0.4%
Acuity Brands, Inc.	2,778	452,564
AMETEK, Inc.	14,403	878,871
Eaton Corp. plc	28,223	2,183,896
Emerson Electric Co.	40,493	2,393,946
Rockwell Automation, Inc.	8,077	1,281,981
		7,191,258
Electronic Equipment, Instruments & Components - 0.3%
Amphenol Corp., Class A	19,313	1,440,750
Corning, Inc.	58,254	1,695,191
FLIR Systems, Inc.	8,555	324,149
TE Connectivity Ltd.	22,297	1,758,119
		5,218,209
Energy Equipment & Services - 0.7%
Baker Hughes, Inc.	26,697	1,472,340
Halliburton Co.	54,416	2,459,059
Helmerich & Payne, Inc.	6,815	358,878
National Oilwell Varco, Inc.	23,767	776,468
Schlumberger Ltd.	87,508	6,089,682
TechnipFMC plc*	29,292	848,003
Transocean Ltd.*	24,436	222,123
		12,226,553
Equity Real Estate Investment Trusts (REITs) - 2.0%
Alexandria Real Estate Equities, Inc.	5,574	650,374
American Tower Corp.	26,812	3,517,466
Apartment Investment & Management Co., Class A	9,861	423,234
AvalonBay Communities, Inc.	8,624	1,649,254
Boston Properties, Inc.	9,654	1,171,223
Crown Castle International Corp.	22,629	2,300,238
Digital Realty Trust, Inc.	9,997	1,181,545
Equinix, Inc.	4,878	2,151,247
Equity Residential	23,044	1,499,934
Essex Property Trust, Inc.	4,111	1,056,198
Extra Space Storage, Inc.	7,901	612,091
Federal Realty Investment Trust	4,535	556,626
GGP, Inc.	36,664	816,874
HCP, Inc.	29,388	921,020
Host Hotels & Resorts, Inc.	46,411	834,934
Iron Mountain, Inc.	15,392	537,489
Kimco Realty Corp.	26,718	468,634
Macerich Co. (The)	7,583	435,340
Mid-America Apartment Communities, Inc.	7,129	726,730
Prologis, Inc.	33,226	1,845,372
Public Storage	9,370	2,017,830
Realty Income Corp.	17,016	934,689
Regency Centers Corp.	9,165	557,782
Simon Property Group, Inc.	20,076	3,096,723
SL Green Realty Corp.	6,320	638,510
UDR, Inc.	16,776	647,721
Ventas, Inc.	22,260	1,480,067
Vornado Realty Trust	10,805	996,221
Welltower, Inc.	22,760	1,651,010
Weyerhaeuser Co.	47,023	1,549,878
		36,926,254
Food & Staples Retailing - 1.4%
Costco Wholesale Corp.	27,557	4,972,110
CVS Health Corp.	64,384	4,946,623
Kroger Co. (The)	58,001	1,727,270
Sysco Corp.	31,200	1,702,272
Walgreens Boots Alliance, Inc.	53,524	4,336,514
Wal-Mart Stores, Inc.	94,520	7,429,272
Whole Foods Market, Inc.	19,996	699,660
		25,813,721
Food Products - 1.1%
Archer-Daniels-Midland Co.	35,846	1,490,477
Campbell Soup Co.	12,142	699,986
Conagra Brands, Inc.	25,952	1,000,190
General Mills, Inc.	36,410	2,065,903
Hershey Co. (The)	8,764	1,010,226
Hormel Foods Corp.	16,930	569,356
JM Smucker Co. (The)	7,305	933,944
Kellogg Co.	15,871	1,136,364
Kraft Heinz Co. (The)	37,437	3,451,691
McCormick & Co., Inc. (Non-Voting)	7,137	743,319
Mead Johnson Nutrition Co.	11,510	1,029,224
Mondelez International, Inc., Class A	95,824	4,464,440
Tyson Foods, Inc., Class A	18,013	1,032,866
		19,627,986
Health Care Equipment & Supplies - 1.9%
Abbott Laboratories	108,466	4,952,558
Baxter International, Inc.	30,514	1,809,785
Becton Dickinson and Co.	14,161	2,679,686
Boston Scientific Corp.*	85,587	2,313,417
Cooper Cos., Inc. (The)	3,083	674,406

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
CR Bard, Inc.	4,529	1,392,350
Danaher Corp.	38,294	3,252,692
DENTSPLY SIRONA, Inc.	14,418	915,831
Edwards Lifesciences Corp.*	13,337	1,534,689
Hologic, Inc.*	17,534	759,398
IDEXX Laboratories, Inc.*	5,521	929,681
Intuitive Surgical, Inc.*	2,299	2,102,849
Medtronic plc	85,925	7,241,759
Stryker Corp.	19,429	2,777,570
Varian Medical Systems, Inc.*	5,861	580,356
Zimmer Biomet Holdings, Inc.	12,622	1,504,669
		35,421,696
Health Care Providers & Services - 1.9%
Aetna, Inc.	20,818	3,015,695
AmerisourceBergen Corp.	10,365	951,196
Anthem, Inc.	16,593	3,025,734
Cardinal Health, Inc.	19,801	1,471,016
Centene Corp.*	10,797	784,186
Cigna Corp.	16,135	2,601,446
DaVita, Inc.*	9,772	647,493
Envision Healthcare Corp.*	7,370	402,476
Express Scripts Holding Co.*	38,022	2,271,814
HCA Healthcare, Inc.*	18,126	1,484,701
Henry Schein, Inc.*	4,965	913,411
Humana, Inc.	9,370	2,176,276
Laboratory Corp. of America Holdings*	6,419	892,241
McKesson Corp.	13,309	2,170,565
Patterson Cos., Inc.	5,163	227,998
Quest Diagnostics, Inc.	8,635	939,229
UnitedHealth Group, Inc.	60,389	10,578,945
Universal Health Services, Inc., Class B	5,604	636,951
		35,191,373
Health Care Technology - 0.1%
Cerner Corp.*	18,421	1,203,812

Hotels, Restaurants & Leisure - 1.2%
Carnival Corp.	26,233	1,680,748
Chipotle Mexican Grill, Inc.*	1,809	863,526
Darden Restaurants, Inc.	7,800	693,654
Marriott International, Inc., Class A	19,743	2,125,334
McDonald’s Corp.	51,414	7,757,859
Royal Caribbean Cruises Ltd.	10,516	1,158,653
Starbucks Corp.	91,489	5,819,615
Wyndham Worldwide Corp.	6,597	666,231
Wynn Resorts Ltd.	4,986	641,698
Yum Brands, Inc.	21,096	1,532,414
		22,939,732
Household Durables - 0.3%
DR Horton, Inc.	21,334	697,409
Garmin Ltd.	7,227	376,093
Leggett & Platt, Inc.	8,403	437,124
Lennar Corp., Class A	12,753	654,356
Mohawk Industries, Inc.*	3,966	949,064
Newell Brands, Inc.	30,281	1,603,379
PulteGroup, Inc.	17,955	407,040
Whirlpool Corp.	4,669	866,286
		5,990,751
Household Products - 1.2%
Church & Dwight Co., Inc.	15,979	825,475
Clorox Co. (The)	8,057	1,093,577
Colgate-Palmolive Co.	55,414	4,231,413
Kimberly-Clark Corp.	22,329	2,896,741
Procter & Gamble Co. (The)	160,472	14,135,978
		23,183,184
Independent Power and Renewable Electricity Producers - 0.0%(b)
AES Corp.	41,379	483,307
NRG Energy, Inc.	19,837	318,582
		801,889
Industrial Conglomerates - 1.6%
3M Co.	37,424	7,652,085
General Electric Co.	547,665	14,995,068
Honeywell International, Inc.	47,779	6,354,129
Roper Technologies, Inc.	6,392	1,452,263
		30,453,545
Insurance - 1.9%
Aflac, Inc.	25,202	1,899,727
Allstate Corp. (The)	22,917	1,978,654
American International Group, Inc.	55,212	3,513,140
Aon plc	16,483	2,157,790
Arthur J Gallagher & Co.	11,208	635,830
Assurant, Inc.	3,486	341,558
Chubb Ltd.	29,237	4,186,446
Cincinnati Financial Corp.	9,409	659,383
Hartford Financial Services Group, Inc. (The)	23,465	1,158,936
Lincoln National Corp.	14,136	918,557
Loews Corp.	17,327	817,141
Marsh & McLennan Cos., Inc.	32,327	2,507,282
MetLife, Inc.	68,255	3,453,020
Principal Financial Group, Inc.	16,782	1,055,756
Progressive Corp. (The)	36,455	1,546,786
Prudential Financial, Inc.	26,990	2,829,901
Torchmark Corp.	6,881	519,516
Travelers Cos., Inc. (The)	17,552	2,191,367
Unum Group	14,390	647,262
Willis Towers Watson plc	7,997	1,172,600
XL Group Ltd.	16,634	726,739
		34,917,391
Internet & Direct Marketing Retail - 2.0%
Amazon.com, Inc.*	24,863	24,729,237
Expedia, Inc.	7,566	1,087,840
Netflix, Inc.*	27,017	4,405,662
Priceline Group, Inc. (The)*	3,096	5,811,471
TripAdvisor, Inc.*	7,087	272,920
		36,307,130
Internet Software & Services - 3.5%
Akamai Technologies, Inc.*	10,869	512,473
Alphabet, Inc., Class A*	18,653	18,412,190
Alphabet, Inc., Class C*	18,548	17,896,223
eBay, Inc.*	63,462	2,176,747
Facebook, Inc., Class A*	147,838	22,391,544
VeriSign, Inc.*	5,584	503,453
Yahoo!, Inc.*	55,101	2,772,682
		64,665,312
IT Services - 2.7%
Accenture plc, Class A	39,080	4,864,288
Alliance Data Systems Corp.	3,506	845,402
Automatic Data Processing, Inc.	28,177	2,884,479
Cognizant Technology Solutions Corp., Class A	38,202	2,556,096
CSRA, Inc.	9,105	274,607
DXC Technology Co.*	17,821	1,381,484
Fidelity National Information Services, Inc.	20,638	1,772,185
Fiserv, Inc.*	13,468	1,687,271
Gartner, Inc.*	5,653	676,099
Global Payments, Inc.	9,563	876,066
International Business Machines Corp.	53,878	8,223,399
Mastercard, Inc., Class A	59,136	7,266,632
Paychex, Inc.	20,048	1,187,443
PayPal Holdings, Inc.*	70,493	3,680,439
Teradata Corp.*	8,208	223,750
Total System Services, Inc.	10,358	616,819
Visa, Inc., Class A	116,636	11,107,246
Western Union Co. (The)	30,191	574,233
		50,697,938
Leisure Products - 0.1%
Hasbro, Inc.	7,013	738,189

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
Mattel, Inc.	21,497	492,496
		1,230,685
Life Sciences Tools & Services - 0.5%
Agilent Technologies, Inc.	20,211	1,219,532
Illumina, Inc.*	9,184	1,628,874
Mettler-Toledo International, Inc.*	1,628	948,815
PerkinElmer, Inc.	6,896	434,862
Thermo Fisher Scientific, Inc.	24,504	4,234,046
Waters Corp.*	5,026	902,770
		9,368,899
Machinery - 1.1%
Caterpillar, Inc.	36,813	3,881,195
Cummins, Inc.	9,704	1,530,321
Deere & Co.	18,396	2,252,774
Dover Corp.	9,760	805,688
Flowserve Corp.	8,190	397,215
Fortive Corp.	18,897	1,180,118
Illinois Tool Works, Inc.	19,578	2,764,805
Ingersoll-Rand plc	16,287	1,459,315
PACCAR, Inc.	22,023	1,386,568
Parker-Hannifin Corp.	8,371	1,318,181
Pentair plc	10,494	694,913
Snap-on, Inc.	3,647	589,574
Stanley Black & Decker, Inc.	9,583	1,319,004
Xylem, Inc.	11,267	587,461
		20,167,132
Media - 2.2%
CBS Corp. (Non-Voting), Class B	23,349	1,426,857
Charter Communications, Inc., Class A*	13,502	4,665,616
Comcast Corp., Class A	297,078	12,385,182
Discovery Communications, Inc., Class A*	9,586	254,029
Discovery Communications, Inc., Class C*	13,541	349,764
DISH Network Corp., Class A*	14,244	908,340
Interpublic Group of Cos., Inc. (The)	24,644	614,375
News Corp., Class A	23,960	320,585
News Corp., Class B	7,525	103,092
Omnicom Group, Inc.	14,723	1,232,610
Scripps Networks Interactive, Inc., Class A	6,004	397,585
TEGNA, Inc.	13,477	319,944
Time Warner, Inc.	48,602	4,835,413
Twenty-First Century Fox, Inc., Class A	66,056	1,791,439
Twenty-First Century Fox, Inc., Class B	30,575	822,467
Viacom, Inc., Class B	21,811	758,805
Walt Disney Co. (The)	91,309	9,855,893
		41,041,996
Metals & Mining - 0.2%
Freeport-McMoRan, Inc.*	83,472	959,093
Newmont Mining Corp.	33,363	1,139,346
Nucor Corp.	20,016	1,162,930
		3,261,369
Multiline Retail - 0.3%
Dollar General Corp.	15,957	1,171,084
Dollar Tree, Inc.*	14,816	1,151,203
Kohl’s Corp.	11,075	425,612
Macy’s, Inc.	19,087	448,545
Nordstrom, Inc.	7,154	299,037
Target Corp.	34,913	1,925,452
		5,420,933
Multi-Utilities - 0.8%
Ameren Corp.	15,229	864,246
CenterPoint Energy, Inc.	27,029	773,300
CMS Energy Corp.	17,566	832,804
Consolidated Edison, Inc.	19,149	1,585,346
Dominion Energy, Inc.	39,421	3,184,034
DTE Energy Co.	11,264	1,233,633
NiSource, Inc.	20,303	529,299
Public Service Enterprise Group, Inc.	31,777	1,427,105
SCANA Corp.	8,977	612,231
Sempra Energy	15,727	1,832,038
WEC Energy Group, Inc.	19,810	1,243,276
		14,117,312
Oil, Gas & Consumable Fuels - 3.5%
Anadarko Petroleum Corp.	35,091	1,773,148
Apache Corp.	23,832	1,114,384
Cabot Oil & Gas Corp.	29,824	661,795
Chesapeake Energy Corp.*	47,817	241,954
Chevron Corp.	118,833	12,296,839
Cimarex Energy Co.	5,976	642,779
Concho Resources, Inc.*	9,300	1,179,054
ConocoPhillips	77,572	3,466,693
Devon Energy Corp.	32,928	1,118,893
EOG Resources, Inc.	36,206	3,269,764
EQT Corp.	10,879	601,282
Exxon Mobil Corp.	260,279	20,952,459
Hess Corp.	16,886	774,899
Kinder Morgan, Inc.	120,516	2,260,880
Marathon Oil Corp.	53,184	692,456
Marathon Petroleum Corp.	33,132	1,724,189
Murphy Oil Corp.	10,178	248,445
Newfield Exploration Co.*	12,486	405,545
Noble Energy, Inc.	28,572	819,731
Occidental Petroleum Corp.	47,969	2,826,813
ONEOK, Inc.	13,229	657,217
Phillips 66	27,691	2,107,562
Pioneer Natural Resources Co.	10,658	1,778,394
Range Resources Corp.	11,804	272,200
Tesoro Corp.	7,337	610,732
Valero Energy Corp.	28,311	1,740,277
Williams Cos., Inc. (The)	51,831	1,482,367
		65,720,751
Personal Products - 0.1%
Coty, Inc., Class A	29,546	559,601
Estee Lauder Cos., Inc. (The), Class A	13,953	1,313,536
		1,873,137
Pharmaceuticals - 3.5%
Allergan plc	21,048	4,709,490
Bristol-Myers Squibb Co.	104,995	5,664,480
Eli Lilly & Co.	60,946	4,849,473
Johnson & Johnson	170,318	21,843,284
Mallinckrodt plc*	6,586	284,054
Merck & Co., Inc.	172,344	11,221,318
Mylan NV*	28,907	1,126,795
Perrigo Co. plc	8,999	655,577
Pfizer, Inc.	373,601	12,198,073
Zoetis, Inc.	30,882	1,923,331
		64,475,875
Professional Services - 0.2%
Equifax, Inc.	7,527	1,029,694
Nielsen Holdings plc	21,091	811,582
Robert Half International, Inc.	8,024	373,036
Verisk Analytics, Inc.*	9,704	784,956
		2,999,268
Real Estate Management & Development - 0.0%(b)
CBRE Group, Inc., Class A*	18,875	658,360

Road & Rail - 0.7%
CSX Corp.	58,156	3,150,311
JB Hunt Transport Services, Inc.	5,459	466,089
Kansas City Southern	6,692	637,078
Norfolk Southern Corp.	18,240	2,262,307
Ryder System, Inc.	3,366	223,570
Union Pacific Corp.	51,086	5,634,786
		12,374,141
Semiconductors & Semiconductor Equipment - 2.5%
Advanced Micro Devices, Inc.*	48,426	541,887

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
Analog Devices, Inc.	22,852	1,959,767
Applied Materials, Inc.	67,781	3,109,792
Broadcom Ltd.	25,177	6,029,388
Intel Corp.	296,782	10,716,798
KLA-Tencor Corp.	9,841	1,023,464
Lam Research Corp.	10,221	1,585,993
Microchip Technology, Inc.	13,589	1,131,964
Micron Technology, Inc.*	65,064	2,002,019
NVIDIA Corp.	36,974	5,337,197
Qorvo, Inc.*	7,932	618,299
QUALCOMM, Inc.	92,722	5,310,189
Skyworks Solutions, Inc.	11,610	1,235,652
Texas Instruments, Inc.	62,748	5,176,083
Xilinx, Inc.	15,626	1,042,410
		46,820,902
Software - 3.4%
Activision Blizzard, Inc.	43,424	2,543,778
Adobe Systems, Inc.*	31,110	4,413,265
Autodesk, Inc.*	12,293	1,373,989
CA, Inc.	19,675	625,075
Citrix Systems, Inc.*	9,818	810,378
Electronic Arts, Inc.*	19,346	2,192,482
Intuit, Inc.	15,253	2,145,182
Microsoft Corp.	485,061	33,876,660
Oracle Corp.	188,128	8,539,130
Red Hat, Inc.*	11,192	1,002,467
salesforce.com, Inc.*	41,110	3,685,100
Symantec Corp.	38,839	1,177,210
Synopsys, Inc.*	9,444	707,072
		63,091,788
Specialty Retail - 1.6%
Advance Auto Parts, Inc.	4,619	617,237
AutoNation, Inc.*	4,114	162,585
AutoZone, Inc.*	1,788	1,083,385
Bed Bath & Beyond, Inc.	9,431	324,521
Best Buy Co., Inc.	16,997	1,009,452
CarMax, Inc.*	11,745	737,938
Foot Locker, Inc.	8,310	493,697
Gap, Inc. (The)	13,771	309,847
Home Depot, Inc. (The)	76,466	11,738,296
L Brands, Inc.	15,082	778,231
Lowe’s Cos., Inc.	54,363	4,282,174
O’Reilly Automotive, Inc.*	5,753	1,392,686
Ross Stores, Inc.	24,739	1,581,317
Signet Jewelers Ltd.	4,361	209,764
Staples, Inc.	40,836	370,791
Tiffany & Co.	6,716	584,023
TJX Cos., Inc. (The)	40,915	3,077,217
Tractor Supply Co.	8,204	452,451
Ulta Beauty, Inc.*	3,681	1,122,116
		30,327,728
Technology Hardware, Storage & Peripherals - 3.1%
Apple, Inc.	329,323	50,307,381
Hewlett Packard Enterprise Co.	104,503	1,965,701
HP, Inc.	106,297	1,994,132
NetApp, Inc.	17,006	688,573
Seagate Technology plc	18,529	807,309
Western Digital Corp.	18,081	1,628,375
Xerox Corp.	53,601	378,959
		57,770,430
Textiles, Apparel & Luxury Goods - 0.5%
Coach, Inc.	17,614	813,943
Hanesbrands, Inc.	23,766	490,768
Michael Kors Holdings Ltd.*	10,196	338,303
NIKE, Inc., Class B	83,189	4,408,185
PVH Corp.	4,970	526,572
Ralph Lauren Corp.	3,534	239,605
Under Armour, Inc., Class A*	11,532	220,953
Under Armour, Inc., Class C*	11,573	206,347
VF Corp.	20,788	1,118,394
		8,363,070
Tobacco - 1.3%
Altria Group, Inc.	121,738	9,183,915
Philip Morris International, Inc.	97,386	11,666,843
Reynolds American, Inc.	51,914	3,491,216
		24,341,974
Trading Companies & Distributors - 0.1%
Fastenal Co.	18,154	783,708
United Rentals, Inc.*	5,288	574,964
WW Grainger, Inc.	3,398	585,408
		1,944,080
Water Utilities - 0.0%(b)
American Water Works Co., Inc.	11,187	874,600

TOTAL COMMON STOCKS (Cost $1,297,805,911)		1,299,734,041

	Principal Amount ($)
SHORT-TERM INVESTMENT(a) - 8.2%
REPURCHASE AGREEMENT(c) - 8.2%
Repurchase Agreements with various counterparties, rates 0.60% - 0.81%, dated 5/31/2017, due 6/1/2017, total to be received $153,151,805 (Cost $153,148,433)	153,148,433	153,148,433

Total Investments - 78.1% (Cost $1,450,954,344)		1,452,882,474
Other Assets Less Liabilities - 21.9%		407,949,694
Net assets - 100.0%		1,860,832,168

*                 Non-income producing security.

(a)         All or a portion of this security is segregated in connection with obligations for swaps with a total value of $340,996,518.

(b)         Represents less than 0.05% of net assets.

(c)          The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See “Repurchase Agreements” under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subjected to repurchase.

As of May 31, 2017, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$84,943,831
Aggregate gross unrealized depreciation	(88,608,578)
Net unrealized depreciation	$(3,664,747)
Federal income tax cost of investments	$1,456,547,221

See accompanying notes to the financial statements.

Futures Contracts Purchased

Ultra S&P500® had the following open long futures contracts as of May 31, 2017:

	Number of Contracts	Expiration Date	Notional Amount at Value	Unrealized Appreciation
E-Mini S&P 500 Futures Contracts	747	6/16/2017	$90,022,838	$1,453,981

Cash collateral in the amount of $3,779,820 was pledged to cover margin requirements for open futures contracts as of May 31, 2017.

Swap Agreements(1)

Ultra S&P500® had the following open swap agreements as of May 31, 2017:

Notional Amount at Value	Termination Date	Counterparty	Rate Paid (Received)(2)	Underlying Instrument	Unrealized Appreciation(3)	Financial Instruments for the Benefit of (the Fund)/ the Counterparty	Cash Collateral for the Benefit of (the Fund)/ the Counterparty	Net Amount(4)
$513,578,488	11/6/2017	Bank of America NA	1.09%	S&P 500®	$72,590,790	$(72,590,790)	$—	$—

213,421,418	1/8/2018	Citibank NA	1.32%	S&P 500®	36,342,919	(36,342,919)	—	—

351,572,333	11/6/2017	Credit Suisse International	1.29%	S&P 500®	14,363,497	—	(14,363,497)	—

127,940,681	11/6/2017	Goldman Sachs International	1.50%	S&P 500®	30,085,618
636,958,963	11/6/2018	Goldman Sachs International	1.25%	SPDR® S&P 500® ETF Trust	82,259,373
764,899,644					112,344,991	(112,344,991)	—	—
110,287,734	11/6/2017	Morgan Stanley & Co. International plc	1.19%	S&P 500®	50,142,219	(50,142,219)	—	—

245,362,948	1/8/2018	Societe Generale	1.29%	S&P 500®	46,913,621	(46,913,621)	—	—

132,782,876	11/6/2017	UBS AG	1.39%	S&P 500®	32,205,924	—	(32,205,924)	—
$2,331,905,441					$364,903,961

(1)             The Fund’s Swap Agreements are not accounted for as hedging instruments under ASC 815.

(2)             Reflects the floating financing rate, as of May 31, 2017, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions.

(3)             The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or “net” these amounts on its Statements of Assets and Liabilities.

(4)             Represents the “uncollateralized” amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum “thresholds” that would need to be exceeded prior to the movement of collateral.  To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

See accompanying notes to the financial statements.

Ultra MidCap400

Schedule of Portfolio Investments

May 31, 2017

Investments	Shares	Value ($)

COMMON STOCKS(a) - 75.9%

Aerospace & Defense - 1.3%
Curtiss-Wright Corp.	2,330	209,770
Esterline Technologies Corp.*	1,554	151,437
Huntington Ingalls Industries, Inc.	2,409	471,706
KLX, Inc.*	2,748	132,976
Orbital ATK, Inc.	3,011	306,098
Teledyne Technologies, Inc.*	1,843	242,373
		1,514,360
Airlines - 0.3%
JetBlue Airways Corp.*	17,637	395,422
Auto Components - 0.5%
Cooper Tire & Rubber Co.	2,756	99,216
Dana, Inc.	7,536	159,160
Gentex Corp.	15,034	285,346
		543,722
Automobiles - 0.2%
Thor Industries, Inc.	2,504	226,687

Banks - 5.7%
Associated Banc-Corp.	7,944	189,464
BancorpSouth, Inc.	4,464	128,117
Bank of Hawaii Corp.	2,232	173,493
Bank of the Ozarks, Inc.	6,299	278,416
Cathay General Bancorp	3,917	139,054
Chemical Financial Corp.	3,719	167,243
Commerce Bancshares, Inc.	4,573	244,793
Cullen/Frost Bankers, Inc.	2,969	272,139
East West Bancorp, Inc.	7,544	412,883
First Horizon National Corp.	12,228	207,142
FNB Corp.	16,770	221,364
Fulton Financial Corp.	9,111	159,443
Hancock Holding Co.	4,409	203,696
International Bancshares Corp.	3,039	100,743
MB Financial, Inc.	3,724	153,354
PacWest Bancorp	6,273	292,761
PrivateBancorp, Inc.	4,188	249,563
Prosperity Bancshares, Inc.	3,636	227,759
Signature Bank*	2,809	401,743
SVB Financial Group*	2,737	466,659
Synovus Financial Corp.	6,400	261,632
TCF Financial Corp.	8,939	134,621
Texas Capital Bancshares, Inc.*	2,591	190,179
Trustmark Corp.	3,542	107,712
UMB Financial Corp.	2,294	160,649
Umpqua Holdings Corp.	11,531	195,393
United Bankshares, Inc.	5,470	209,227
Valley National Bancorp	13,807	155,743
Webster Financial Corp.	4,815	234,587
Wintrust Financial Corp.	2,913	200,298
		6,539,870
Beverages - 0.1%
Boston Beer Co., Inc. (The), Class A*	487	69,519

Biotechnology - 0.5%
Bioverativ, Inc.*	5,649	311,204
United Therapeutics Corp.*	2,353	284,454
		595,658
Building Products - 0.7%
AO Smith Corp.	7,707	422,883
Lennox International, Inc.	2,024	358,451
		781,334
Capital Markets - 2.3%
Eaton Vance Corp.	6,006	279,699
FactSet Research Systems, Inc.	2,070	342,978
Federated Investors, Inc., Class B	4,843	128,630
JANUS HENDERSON GROUP plc*	9,421	294,689
Legg Mason, Inc.	4,538	167,316
MarketAxess Holdings, Inc.	1,969	375,252
MSCI, Inc.	4,738	481,997
SEI Investments Co.	6,997	350,480
Stifel Financial Corp.*	3,566	152,019
		2,573,060
Chemicals - 2.6%
Ashland Global Holdings, Inc.	3,256	216,654
Cabot Corp.	3,255	170,009
Chemours Co. (The)	9,584	383,264
Minerals Technologies, Inc.	1,833	131,884
NewMarket Corp.	484	225,230
Olin Corp.	8,655	253,938
PolyOne Corp.	4,300	160,562
RPM International, Inc.	6,990	379,068
Scotts Miracle-Gro Co. (The)	2,317	200,675
Sensient Technologies Corp.	2,321	186,353
Valspar Corp. (The)	3,825	432,187
Valvoline, Inc.	10,701	239,381
		2,979,205
Commercial Services & Supplies - 1.2%
Clean Harbors, Inc.*	2,728	159,343
Copart, Inc.*	10,698	333,671
Deluxe Corp.	2,539	173,058
Herman Miller, Inc.	3,135	98,909
HNI Corp.	2,302	99,032
MSA Safety, Inc.	1,640	133,004
Pitney Bowes, Inc.	9,754	145,042
Rollins, Inc.	5,020	216,211
		1,358,270
Communications Equipment - 1.2%
ARRIS International plc*	9,955	279,138
Brocade Communications Systems, Inc.	21,335	269,461
Ciena Corp.*	7,391	173,541
InterDigital, Inc.	1,795	145,395
NetScout Systems, Inc.*	4,803	175,790
Plantronics, Inc.	1,736	91,869
ViaSat, Inc.*	2,773	180,938
		1,316,132
Construction & Engineering - 0.8%
AECOM*	8,128	260,990
Dycom Industries, Inc.*	1,644	138,408
EMCOR Group, Inc.	3,122	196,748
Granite Construction, Inc.	2,074	97,188
KBR, Inc.	7,477	101,912
Valmont Industries, Inc.	1,179	172,606
		967,852
Construction Materials - 0.2%
Eagle Materials, Inc.	2,533	238,862
Consumer Finance - 0.2%

SLM Corp.*	22,455	233,307

Containers & Packaging - 1.5%
AptarGroup, Inc.	3,262	277,303
Bemis Co., Inc.	4,838	215,968
Greif, Inc., Class A	1,351	80,317
Owens-Illinois, Inc.*	8,488	191,574
Packaging Corp. of America	4,930	503,649
Silgan Holdings, Inc.	3,918	124,631
Sonoco Products Co.	5,193	263,337
		1,656,779
Distributors - 0.2%
Pool Corp.	2,154	256,606

Diversified Consumer Services - 0.6%
Adtalem Global Education, Inc.	2,995	112,013
Graham Holdings Co., Class B	243	145,508
Service Corp. International	9,850	314,018
Sotheby’s*	2,412	126,847
		698,386

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
Diversified Telecommunication Services - 0.1%
Frontier Communications Corp.	61,387	80,417

Electric Utilities - 1.5%
Great Plains Energy, Inc.	11,271	323,816
Hawaiian Electric Industries, Inc.	5,691	188,600
IDACORP, Inc.	2,637	230,210
OGE Energy Corp.	10,451	372,369
PNM Resources, Inc.	4,168	160,468
Westar Energy, Inc.	7,433	393,577
		1,669,040
Electrical Equipment - 0.6%
EnerSys	2,273	168,338
Hubbell, Inc.	2,698	312,725
Regal Beloit Corp.	2,344	185,645
		666,708
Electronic Equipment, Instruments & Components - 3.7%
Arrow Electronics, Inc.*	4,654	351,796
Avnet, Inc.	6,745	247,407
Belden, Inc.	2,207	156,697
Cognex Corp.	4,503	412,070
Coherent, Inc.*	1,285	318,873
IPG Photonics Corp.*	1,960	272,518
Jabil Circuit, Inc.	9,536	285,317
Keysight Technologies, Inc.*	9,575	369,978
Knowles Corp.*	4,641	79,500
Littelfuse, Inc.	1,184	191,749
National Instruments Corp.	5,558	212,038
SYNNEX Corp.	1,525	169,671
Tech Data Corp.*	1,810	175,516
Trimble, Inc.*	13,202	475,800
VeriFone Systems, Inc.*	5,839	106,795
Vishay Intertechnology, Inc.	7,009	114,597
Zebra Technologies Corp., Class A*	2,767	288,709
		4,229,031
Energy Equipment & Services - 0.8%
Diamond Offshore Drilling, Inc.*	3,374	38,970
Dril-Quip, Inc.*	1,978	98,109
Ensco plc, Class A	15,859	98,960
Nabors Industries Ltd.	14,932	131,401
Oceaneering International, Inc.	5,132	125,118
Oil States International, Inc.*	2,688	78,624
Patterson-UTI Energy, Inc.	8,728	186,081
Rowan Cos. plc, Class A*	6,567	79,067
Superior Energy Services, Inc.*	7,998	82,939
		919,269
Equity Real Estate Investment Trusts (REITs) - 7.0%
American Campus Communities, Inc.	6,975	331,034
Camden Property Trust	4,580	381,560
Care Capital Properties, Inc.	4,399	115,650
CoreCivic, Inc.	6,158	177,043
Corporate Office Properties Trust	5,164	174,182
Cousins Properties, Inc.	21,893	187,404
CyrusOne, Inc.	4,091	230,160
DCT Industrial Trust, Inc.	4,809	253,482
Douglas Emmett, Inc.	7,611	288,914
Duke Realty Corp.	18,606	533,434
Education Realty Trust, Inc.	3,828	146,651
EPR Properties	3,353	237,761
First Industrial Realty Trust, Inc.	6,137	177,237
GEO Group, Inc. (The)	6,428	192,454
Healthcare Realty Trust, Inc.	6,093	202,653
Highwoods Properties, Inc.	5,320	268,128
Hospitality Properties Trust	8,596	248,596
Kilroy Realty Corp.	5,117	374,667
Lamar Advertising Co., Class A	4,334	303,423
LaSalle Hotel Properties	5,916	168,310
Liberty Property Trust	7,692	316,064
Life Storage, Inc.	2,433	182,232
Mack-Cali Realty Corp.	4,702	125,120
Medical Properties Trust, Inc.	18,757	242,903
National Retail Properties, Inc.	7,705	295,641
Omega Healthcare Investors, Inc.	10,296	322,471
Potlatch Corp.	2,122	97,082
Quality Care Properties, Inc.*	4,898	82,874
Rayonier, Inc.	6,434	180,731
Senior Housing Properties Trust	12,431	262,791
Tanger Factory Outlet Centers, Inc.	5,037	131,264
Taubman Centers, Inc.	3,167	193,662
Uniti Group, Inc.	8,137	203,506
Urban Edge Properties	5,173	123,324
Washington Prime Group, Inc.	9,699	74,003
Weingarten Realty Investors	6,166	185,535
		8,011,946
Food & Staples Retailing - 0.4%
Casey’s General Stores, Inc.	2,050	238,600
Sprouts Farmers Market, Inc.*	6,713	160,843
United Natural Foods, Inc.*	2,647	105,721
		505,164
Food Products - 1.8%
Dean Foods Co.	4,749	86,622
Flowers Foods, Inc.	9,620	177,778
Hain Celestial Group, Inc. (The)*	5,413	189,076
Ingredion, Inc.	3,757	428,636
Lamb Weston Holdings, Inc.	7,261	336,983
Lancaster Colony Corp.	1,019	126,183
Post Holdings, Inc.*	3,364	270,264
Snyder’s-Lance, Inc.	4,486	164,860
Tootsie Roll Industries, Inc.	937	32,514
TreeHouse Foods, Inc.*	2,972	229,379
		2,042,295
Gas Utilities - 1.7%
Atmos Energy Corp.	5,504	458,538
National Fuel Gas Co.	4,465	253,434
New Jersey Resources Corp.	4,517	189,262
ONE Gas, Inc.	2,734	193,157
Southwest Gas Holdings, Inc.	2,488	197,970
UGI Corp.	9,049	463,128
WGL Holdings, Inc.	2,680	221,743
		1,977,232
Health Care Equipment & Supplies - 3.1%
ABIOMED, Inc.*	2,119	291,214
Align Technology, Inc.*	3,949	573,395
Globus Medical, Inc., Class A*	3,764	115,743
Halyard Health, Inc.*	2,442	87,766
Hill-Rom Holdings, Inc.	3,112	240,744
LivaNova plc*	2,269	128,970
Masimo Corp.*	2,348	204,370
NuVasive, Inc.*	2,648	198,679
ResMed, Inc.	7,413	527,064
STERIS plc	4,445	344,754
Teleflex, Inc.	2,350	470,047
West Pharmaceutical Services, Inc.	3,834	371,975
		3,554,721
Health Care Providers & Services - 1.6%
Acadia Healthcare Co., Inc.*	3,984	164,699
HealthSouth Corp.	4,660	211,238
LifePoint Health, Inc.*	2,090	127,072
MEDNAX, Inc.*	4,908	266,504
Molina Healthcare, Inc.*	2,227	143,797
Owens & Minor, Inc.	3,194	101,825
Tenet Healthcare Corp.*	4,179	69,121
VCA, Inc.*	4,251	391,645
WellCare Health Plans, Inc.*	2,318	398,232
		1,874,133
Health Care Technology - 0.1%
Allscripts Healthcare Solutions, Inc.*	9,446	107,779
Hotels, Restaurants & Leisure - 2.2%
Brinker International, Inc.	2,558	100,350
Buffalo Wild Wings, Inc.*	845	121,427
Cheesecake Factory, Inc. (The)	2,323	137,011

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
Churchill Downs, Inc.	645	108,134
Cracker Barrel Old Country Store, Inc.	1,258	209,847
Domino’s Pizza, Inc.	2,515	532,476
Dunkin’ Brands Group, Inc.	4,811	281,492
International Speedway Corp., Class A	1,325	46,772
Jack in the Box, Inc.	1,536	163,707
Panera Bread Co., Class A*	1,117	351,285
Papa John’s International, Inc.	1,385	111,589
Texas Roadhouse, Inc.	3,368	164,763
Wendy’s Co. (The)	10,079	162,977
		2,491,830
Household Durables - 1.3%
CalAtlantic Group, Inc.	3,774	136,015
Helen of Troy Ltd.*	1,412	128,492
KB Home	4,352	91,305
NVR, Inc.*	180	410,828
Tempur Sealy International, Inc.*	2,449	113,732
Toll Brothers, Inc.	7,737	285,573
TRI Pointe Group, Inc.*	8,301	102,683
Tupperware Brands Corp.	2,651	190,633
		1,459,261
Household Products - 0.2%
Energizer Holdings, Inc.	3,241	173,718

Industrial Conglomerates - 0.3%
Carlisle Cos., Inc.	3,379	342,394

Insurance - 3.7%
Alleghany Corp.*	808	474,571
American Financial Group, Inc.	3,825	381,926
Aspen Insurance Holdings Ltd.	3,131	159,055
Brown & Brown, Inc.	6,007	260,884
CNO Financial Group, Inc.	9,095	186,357
Everest Re Group Ltd.	2,140	544,951
First American Financial Corp.	5,755	250,458
Genworth Financial, Inc., Class A*	26,083	95,464
Hanover Insurance Group, Inc. (The)	2,226	185,626
Kemper Corp.	2,550	97,282
Mercury General Corp.	1,910	106,960
Old Republic International Corp.	12,790	252,986
Primerica, Inc.	2,392	172,702
Reinsurance Group of America, Inc.	3,367	419,225
RenaissanceRe Holdings Ltd.	2,143	306,149
WR Berkley Corp.	5,074	350,055
		4,244,651
Internet & Direct Marketing Retail - 0.0%(b)
HSN, Inc.	1,672	55,427

Internet Software & Services - 0.6%
j2 Global, Inc.	2,521	213,327
LogMeIn, Inc.	2,751	305,361
WebMD Health Corp.*	1,975	110,561
		629,249
IT Services - 2.5%
Acxiom Corp.*	4,085	107,027
Broadridge Financial Solutions, Inc.	6,189	469,683
Convergys Corp.	4,943	120,164
CoreLogic, Inc.*	4,415	191,170
DST Systems, Inc.	1,651	199,474
Jack Henry & Associates, Inc.	4,062	431,425
Leidos Holdings, Inc.	7,475	415,311
MAXIMUS, Inc.	3,392	210,575
NeuStar, Inc., Class A*	2,886	95,671
Sabre Corp.	10,732	240,719
Science Applications International Corp.	2,296	174,473
WEX, Inc.*	2,013	205,648
		2,861,340
Leisure Products - 0.5%
Brunswick Corp.	4,685	258,893
Polaris Industries, Inc.	3,063	256,067
		514,960
Life Sciences Tools & Services - 0.9%
Bio-Rad Laboratories, Inc., Class A*	1,088	243,147
Bio-Techne Corp.	1,953	218,892
Charles River Laboratories International, Inc.*	2,479	228,192
INC Research Holdings, Inc., Class A*	2,806	159,521
PAREXEL International Corp.*	2,666	215,466
		1,065,218
Machinery - 3.7%
AGCO Corp.	3,492	223,593
Crane Co.	2,631	204,113
Donaldson Co., Inc.	6,911	331,452
Graco, Inc.	2,931	322,029
IDEX Corp.	3,990	432,795
ITT, Inc.	4,616	175,454
Kennametal, Inc.	4,197	161,459
Lincoln Electric Holdings, Inc.	3,232	288,876
Nordson Corp.	2,801	324,580
Oshkosh Corp.	3,904	246,421
Terex Corp.	5,107	167,407
Timken Co. (The)	3,653	168,586
Toro Co. (The)	5,662	387,790
Trinity Industries, Inc.	7,964	203,241
Wabtec Corp.	4,511	368,774
Woodward, Inc.	2,894	197,139
		4,203,709
Marine - 0.2%
Kirby Corp.*	2,818	186,693
Media - 1.0%
AMC Networks, Inc., Class A*	2,944	155,973
Cable One, Inc.	245	176,057
Cinemark Holdings, Inc.	5,534	218,980
John Wiley & Sons, Inc., Class A	2,352	119,247
Live Nation Entertainment, Inc.*	6,920	238,671
Meredith Corp.	1,914	103,547
New York Times Co. (The), Class A	6,379	112,270
Time, Inc.	5,191	64,888
		1,189,633
Metals & Mining - 1.5%
Allegheny Technologies, Inc.	5,692	87,828
Carpenter Technology Corp.	2,445	89,169
Commercial Metals Co.	6,048	109,469
Compass Minerals International, Inc.	1,769	113,481
Reliance Steel & Aluminum Co.	3,813	278,158
Royal Gold, Inc.	3,419	274,956
Steel Dynamics, Inc.	12,682	431,061
United States Steel Corp.	9,121	190,173
Worthington Industries, Inc.	2,299	96,489
		1,670,784
Multiline Retail - 0.2%
Big Lots, Inc.	2,332	113,871
Dillard’s, Inc., Class A	1,237	63,681
JC Penney Co., Inc.*	16,133	75,825
		253,377
Multi-Utilities - 0.8%
Black Hills Corp.	2,794	194,295
MDU Resources Group, Inc.	10,220	278,290
NorthWestern Corp.	2,530	156,759
Vectren Corp.	4,339	266,154
		895,498
Oil, Gas & Consumable Fuels - 1.5%
CONSOL Energy, Inc.*	9,245	134,145
Energen Corp.*	5,079	289,706
Gulfport Energy Corp.*	8,364	120,023
HollyFrontier Corp.	9,281	221,816

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
PBF Energy, Inc., Class A	5,703	110,182
QEP Resources, Inc.*	12,539	125,390
SM Energy Co.	5,123	86,937
Southwestern Energy Co.*	26,058	157,912
Western Refining, Inc.	4,152	150,303
World Fuel Services Corp.	3,660	129,344
WPX Energy, Inc.*	20,740	224,407
		1,750,165
Paper & Forest Products - 0.3%
Domtar Corp.	3,275	119,144
Louisiana-Pacific Corp.*	7,552	168,259
		287,403
Personal Products - 0.4%
Avon Products, Inc.*	22,920	77,928
Edgewell Personal Care Co.*	3,005	219,786
Nu Skin Enterprises, Inc., Class A	2,586	141,919
		439,633
Pharmaceuticals - 0.6%
Akorn, Inc.*	4,557	151,611
Catalent, Inc.*	6,528	231,940
Endo International plc*	10,384	136,861
Prestige Brands Holdings, Inc.*	2,770	139,553
		659,965
Professional Services - 0.6%
Dun & Bradstreet Corp. (The)	1,927	201,776
FTI Consulting, Inc.*	2,156	74,447
ManpowerGroup, Inc.	3,540	360,620
		636,843
Real Estate Management & Development - 0.3%
Alexander & Baldwin, Inc.	2,414	96,608
Jones Lang LaSalle, Inc.	2,368	273,433
		370,041
Road & Rail - 0.8%
Avis Budget Group, Inc.*	4,500	103,005
Genesee & Wyoming, Inc., Class A*	3,208	210,124
Landstar System, Inc.	2,186	182,640
Old Dominion Freight Line, Inc.	3,625	323,785
Werner Enterprises, Inc.	2,342	63,820
		883,374
Semiconductors & Semiconductor Equipment - 2.0%
Cirrus Logic, Inc.*	3,361	221,658
Cree, Inc.*	5,097	121,538
Cypress Semiconductor Corp.	17,159	240,054
First Solar, Inc.*	4,084	157,275
Integrated Device Technology, Inc.*	6,982	178,600
Microsemi Corp.*	6,034	296,330
Monolithic Power Systems, Inc.	1,982	194,632
Silicon Laboratories, Inc.*	2,192	163,962
Synaptics, Inc.*	1,850	102,786
Teradyne, Inc.	10,482	372,635
Versum Materials, Inc.	5,687	176,524
		2,225,994
Software - 3.4%
ACI Worldwide, Inc.*	6,138	140,315
ANSYS, Inc.*	4,468	564,442
Cadence Design Systems, Inc.*	14,588	512,622
CDK Global, Inc.	7,588	466,359
CommVault Systems, Inc.*	2,194	123,138
Fair Isaac Corp.	1,625	215,573
Fortinet, Inc.*	7,798	306,773
Manhattan Associates, Inc.*	3,684	172,559
PTC, Inc.*	6,056	348,704
Take-Two Interactive Software, Inc.*	5,307	407,259
Tyler Technologies, Inc.*	1,754	299,724
Ultimate Software Group, Inc. (The)*	1,552	342,588
		3,900,056
Specialty Retail - 1.5%
Aaron’s, Inc.	3,330	121,612
American Eagle Outfitters, Inc.	8,947	102,891
Cabela’s, Inc.*	2,689	142,060
Chico’s FAS, Inc.	6,761	63,959
CST Brands, Inc.	3,961	191,435
Dick’s Sporting Goods, Inc.	4,602	189,280
GameStop Corp., Class A	5,331	118,028
Michaels Cos., Inc. (The)*	5,536	107,011
Murphy USA, Inc.*	1,815	123,474
Office Depot, Inc.	26,941	137,669
Sally Beauty Holdings, Inc.*	7,513	135,384
Urban Outfitters, Inc.*	4,623	87,236
Williams-Sonoma, Inc.	4,229	205,783
		1,725,822
Technology Hardware, Storage & Peripherals - 0.4%
3D Systems Corp.*	5,626	115,052
Diebold Nixdorf, Inc.	3,948	104,424
NCR Corp.*	6,520	251,216
		470,692
Textiles, Apparel & Luxury Goods - 0.6%
Carter’s, Inc.	2,543	208,933
Deckers Outdoor Corp.*	1,671	115,901
Kate Spade & Co.*	6,713	123,653
Skechers U.S.A., Inc., Class A*	7,000	178,640
		627,127
Thrifts & Mortgage Finance - 0.4%
New York Community Bancorp, Inc.	25,561	330,248
Washington Federal, Inc.	4,672	149,271
		479,519
Trading Companies & Distributors - 0.6%
GATX Corp.	2,062	122,648
MSC Industrial Direct Co., Inc., Class A	2,347	197,007
NOW, Inc.*	5,624	92,852
Watsco, Inc.	1,589	224,240
		636,747
Water Utilities - 0.3%
Aqua America, Inc.	9,286	303,559

Wireless Telecommunication Services - 0.1%
Telephone & Data Systems, Inc.	4,902	139,854

TOTAL COMMON STOCKS (Cost $87,082,111)		86,357,302

	Principal Amount ($)
SHORT-TERM INVESTMENT(a) - 5.9%
REPURCHASE AGREEMENT(c) - 5.9%
Repurchase Agreements with various counterparties, rates 0.60% - 0.81%, dated 5/31/2017, due 6/1/2017, total to be received $6,710,081 (Cost $6,709,933)	6,709,933	6,709,933

Total Investments - 81.8% (Cost $93,792,044)		93,067,235
Other Assets Less Liabilities - 18.2%		20,660,615
Net assets - 100.0%		113,727,850

*                 Non-income producing security.

(a)         All or a portion of this security is segregated in connection with obligations for swaps with a total value of $14,225,446.

(b)         Represents less than 0.05% of net assets.

See accompanying notes to the financial statements.

(c)          The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See “Repurchase Agreements” under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subjected to repurchase.

As of May 31, 2017, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$7,297,383
Aggregate gross unrealized depreciation	(9,872,219)
Net unrealized depreciation	$(2,574,836)
Federal income tax cost of investments	$95,642,071

Futures Contracts Purchased

Ultra MidCap400 had the following open long futures contracts as of May 31, 2017:

	Number of Contracts	Expiration Date	Notional Amount at Value	Unrealized Appreciation
E-Mini S&P MidCap 400 Futures Contracts	28	6/16/2017	$4,816,280	$38,711

Cash collateral in the amount of $206,360 was pledged to cover margin requirements for open futures contracts as of May 31, 2017.

Swap Agreements(1)

Ultra MidCap400 had the following open swap agreements as of May 31, 2017:

Notional Amount at Value	Termination Date	Counterparty	Rate Paid (Received)(2)	Underlying Instrument	Unrealized Appreciation/ (Depreciation)(3)	Financial Instruments for the Benefit of (the Fund)/ the Counterparty	Cash Collateral for the Benefit of (the Fund)/ the Counterparty	Net Amount(4)
$33,428,418	11/6/2018	Bank of America NA	0.99%	S&P MidCap 400®	$4,368,107	$(4,368,107)	$—	$—

22,095,265	11/6/2017	Citibank NA	1.15%	S&P MidCap 400®	4,032,510	(4,032,510)	—	—

8,004,369	11/6/2017	Credit Suisse International	1.29%	S&P MidCap 400®	1,443,082	—	(1,443,082)	—

5,207,824	1/8/2018	Goldman Sachs International	1.40%	S&P MidCap 400®	4,355,371
35,860,281	11/6/2018	Goldman Sachs International	1.15%	SPDR® S&P MidCap 400® ETF Trust	(726,208)
41,068,105					3,629,163	(3,629,163)	—	—
20,422,185	11/6/2017	Morgan Stanley & Co. International plc	1.19%	S&P MidCap 400®	2,898,131	(2,898,131)	—	—

8,793,351	11/6/2017	Societe Generale	1.29%	S&P MidCap 400®	1,984,216	(1,923,662)	—	60,554

2,414,947	11/6/2018	UBS AG	1.44%	S&P MidCap 400®	1,032,100	—	(1,032,100)	—
$136,226,640					$19,387,309

(1)              The Fund’s Swap Agreements are not accounted for as hedging instruments under ASC 815.

(2)              Reflects the floating financing rate, as of May 31, 2017, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions.

(3)              The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or “net” these amounts on its Statements of Assets and Liabilities.

(4)              Represents the “uncollateralized” amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum “thresholds” that would need to be exceeded prior to the movement of collateral.  To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

See accompanying notes to the financial statements.

Ultra Russell2000

Schedule of Portfolio Investments

May 31, 2017

Investments	Shares	Value ($)
COMMON STOCKS(a) - 76.9%
Aerospace & Defense - 1.3%
AAR Corp.	2,163	75,575
Aerojet Rocketdyne Holdings, Inc.*	3,897	85,344
Aerovironment, Inc.*	1,339	41,562
Astronics Corp.*	1,263	38,648
Axon Enterprise, Inc.*	3,415	81,994
Cubic Corp.	1,649	76,431
Curtiss-Wright Corp.	2,898	260,907
DigitalGlobe, Inc.*	4,131	128,681
Ducommun, Inc.*	680	21,631
Engility Holdings, Inc.*	1,180	31,069
Esterline Technologies Corp.*	1,934	188,468
KeyW Holding Corp. (The)*	2,905	26,755
KLX, Inc.*	3,456	167,236
Kratos Defense & Security Solutions, Inc.*	4,391	47,511
Mercury Systems, Inc.*	3,054	121,458
Moog, Inc., Class A*	2,091	146,454
National Presto Industries, Inc.	322	34,277
Sparton Corp.*	613	10,519
Teledyne Technologies, Inc.*	2,238	294,319
Triumph Group, Inc.	3,226	105,168
Vectrus, Inc.*	699	20,620
		2,004,627
Air Freight & Logistics - 0.5%
Air Transport Services Group, Inc.*	3,175	75,724
Atlas Air Worldwide Holdings, Inc.*	1,604	78,115
Echo Global Logistics, Inc.*	1,880	35,062
Forward Air Corp.	1,948	101,549
Hub Group, Inc., Class A*	2,193	78,619
Park-Ohio Holdings Corp.	557	20,664
Radiant Logistics, Inc.*	2,469	14,518
XPO Logistics, Inc.*	6,408	337,061
		741,312
Airlines - 0.3%
Allegiant Travel Co.	865	118,505
Hawaiian Holdings, Inc.*	3,450	172,845
SkyWest, Inc.	3,286	112,710
		404,060
Auto Components - 0.9%
American Axle & Manufacturing Holdings, Inc.*	5,510	83,256
Cooper Tire & Rubber Co.	3,623	130,428
Cooper-Standard Holdings, Inc.*	970	104,770
Dana, Inc.	9,753	205,983
Dorman Products, Inc.*	1,735	144,699
Fox Factory Holding Corp.*	1,463	48,060
Gentherm, Inc.*	2,385	89,915
Horizon Global Corp.*	1,421	20,903
LCI Industries	1,553	138,217
Modine Manufacturing Co.*	3,081	46,831
Motorcar Parts of America, Inc.*	1,197	34,797
Standard Motor Products, Inc.	1,405	68,367
Stoneridge, Inc.*	1,756	27,148
Strattec Security Corp.	227	8,070
Superior Industries International, Inc.	1,643	32,038
Tenneco, Inc.	3,497	198,804
Tower International, Inc.	1,341	31,111
Unique Fabricating, Inc.	432	4,013
Workhorse Group, Inc.*	959	3,376
		1,420,786
Automobiles - 0.0%(b)
Winnebago Industries, Inc.	1,754	42,973

Banks - 8.5%
1st Source Corp.	1,024	46,643
Access National Corp.	943	26,395
ACNB Corp.	390	11,017
Allegiance Bancshares, Inc.*	718	27,823
American National Bankshares, Inc.	537	18,714
Ameris Bancorp	2,374	102,913
Ames National Corp.	561	16,634
Arrow Financial Corp.	740	23,421
Atlantic Capital Bancshares, Inc.*	1,133	21,017
Banc of California, Inc.	3,192	64,798
BancFirst Corp.	512	48,358
Banco Latinoamericano de Comercio Exterior SA, Class E	1,980	53,460
Bancorp, Inc. (The)*	3,286	20,110
BancorpSouth, Inc.	5,666	162,614
Bank of Marin Bancorp	391	23,440
Bank of NT Butterfield & Son Ltd. (The)	810	26,714
Bank of the Ozarks, Inc.	5,804	256,537
Bankwell Financial Group, Inc.	374	11,605
Banner Corp.	1,964	105,447
Bar Harbor Bankshares	966	27,888
Berkshire Hills Bancorp, Inc.	2,185	78,332
Blue Hills Bancorp, Inc.	1,612	29,016
BNC Bancorp	2,655	83,765
Boston Private Financial Holdings, Inc.	5,355	77,648
Bridge Bancorp, Inc.	1,196	39,767
Brookline Bancorp, Inc.	4,529	62,500
Bryn Mawr Bank Corp.	1,089	44,486
BSB Bancorp, Inc.*	528	15,312
C&F Financial Corp.	211	10,160
California First National Bancorp	154	2,641
Camden National Corp.	999	40,160
Capital Bank Financial Corp., Class A	1,597	59,249
Capital City Bank Group, Inc.	719	13,488
Capstar Financial Holdings, Inc.*	197	3,542
Carolina Financial Corp.	798	23,892
Cathay General Bancorp	4,858	172,459
CenterState Banks, Inc.	3,208	77,120
Central Pacific Financial Corp.	1,980	59,895
Central Valley Community Bancorp	572	11,943
Century Bancorp, Inc., Class A	195	11,651
Chemical Financial Corp.	4,311	193,866
Chemung Financial Corp.	205	7,704
Citizens & Northern Corp.	766	17,074
City Holding Co.	954	60,188
CNB Financial Corp.	958	20,089
CoBiz Financial, Inc.	2,433	38,295
Codorus Valley Bancorp, Inc.	527	13,599
Columbia Banking System, Inc.	3,799	139,461
Community Bank System, Inc.	3,071	165,097
Community Trust Bancorp, Inc.	996	41,334
ConnectOne Bancorp, Inc.	1,957	42,663
County Bancorp, Inc.	314	7,775
CU Bancorp*	1,062	38,232
Customers Bancorp, Inc.*	1,783	49,835
CVB Financial Corp.	6,618	134,345
Eagle Bancorp, Inc.*	2,000	114,100
Enterprise Bancorp, Inc.	598	17,940
Enterprise Financial Services Corp.	1,427	57,223
Equity Bancshares, Inc., Class A*	450	13,383
Farmers Capital Bank Corp.	481	18,374
Farmers National Banc Corp.	1,626	22,032
FB Financial Corp.*	440	15,035
FCB Financial Holdings, Inc., Class A*	1,960	89,768
Fidelity Southern Corp.	1,356	29,005
Financial Institutions, Inc.	908	27,830
First Bancorp, Inc.	666	16,737
First Bancorp/NC	1,511	41,945
First BanCorp/PR*	7,781	40,383
First Busey Corp.	2,025	57,490
First Business Financial Services, Inc.	528	12,065
First Citizens BancShares, Inc., Class A	497	164,706

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
First Commonwealth Financial Corp.	5,795	71,163
First Community Bancshares, Inc.	1,022	26,061
First Community Financial Partners, Inc.*	889	11,113
First Connecticut Bancorp, Inc.	914	22,896
First Financial Bancorp	4,009	100,425
First Financial Bankshares, Inc.	4,175	159,694
First Financial Corp.	654	29,790
First Financial Northwest, Inc.	485	7,770
First Foundation, Inc.*	1,726	26,460
First Internet Bancorp	398	10,268
First Interstate BancSystem, Inc., Class A	1,594	55,631
First Merchants Corp.	2,666	105,814
First Mid-Illinois Bancshares, Inc.	518	17,146
First Midwest Bancorp, Inc.	5,835	129,304
First Northwest Bancorp*	680	11,098
First of Long Island Corp. (The)	1,398	37,956
Flushing Financial Corp.	1,817	50,476
FNB Corp.	20,803	274,600
Franklin Financial Network, Inc.*	751	29,289
Fulton Financial Corp.	11,254	196,945
German American Bancorp, Inc.	1,393	43,253
Glacier Bancorp, Inc.	4,987	160,881
Great Southern Bancorp, Inc.	701	34,314
Great Western Bancorp, Inc.	3,864	146,291
Green Bancorp, Inc.*	1,353	25,775
Guaranty Bancorp	1,140	28,785
Hancock Holding Co.	5,497	253,961
Hanmi Financial Corp.	2,052	54,583
HarborOne Bancorp, Inc.*	957	18,776
Heartland Financial USA, Inc.	1,526	68,441
Heritage Commerce Corp.	1,706	22,963
Heritage Financial Corp.	1,929	46,007
Hilltop Holdings, Inc.	4,908	122,651
Home BancShares, Inc.	7,918	185,360
HomeTrust Bancshares, Inc.*	1,082	26,780
Hope Bancorp, Inc.	8,395	146,157
Horizon Bancorp	1,283	32,640
IBERIABANK Corp.	3,309	255,455
Independent Bank Corp./MA	1,693	102,342
Independent Bank Corp./MI	1,332	27,106
Independent Bank Group, Inc.	847	47,517
International Bancshares Corp.	3,582	118,743
Investors Bancorp, Inc.	19,468	257,562
Lakeland Bancorp, Inc.	2,699	50,606
Lakeland Financial Corp.	1,577	66,912
LCNB Corp.	576	11,261
LegacyTexas Financial Group, Inc.	2,902	102,208
Live Oak Bancshares, Inc.	1,279	31,272
Macatawa Bank Corp.	1,730	15,985
MainSource Financial Group, Inc.	1,509	48,861
MB Financial, Inc.	4,960	204,253
MBT Financial Corp.	1,163	11,804
Mercantile Bank Corp.	1,039	32,282
Midland States Bancorp, Inc.	241	8,421
MidWestOne Financial Group, Inc.	540	18,700
MutualFirst Financial, Inc.	356	11,997
National Bank Holdings Corp., Class A	1,569	47,886
National Bankshares, Inc.	445	17,933
National Commerce Corp.*	587	21,924
NBT Bancorp, Inc.	2,774	97,478
Nicolet Bankshares, Inc.*	497	24,741
Northrim BanCorp, Inc.	440	13,068
OFG Bancorp	2,830	26,460
Old Line Bancshares, Inc.	547	15,316
Old National Bancorp	8,693	137,349
Old Second Bancorp, Inc.	1,880	21,808
Opus Bank	1,122	24,123
Orrstown Financial Services, Inc.	483	10,191
Pacific Continental Corp.	1,360	32,028
Pacific Mercantile Bancorp*	1,002	7,715
Pacific Premier Bancorp, Inc.*	2,324	79,004
Paragon Commercial Corp.*	56	2,847
Park National Corp.	870	87,931
Park Sterling Corp.	3,372	39,149
Peapack Gladstone Financial Corp.	1,029	31,271
Penns Woods Bancorp, Inc.	303	11,968
Peoples Bancorp, Inc.	1,051	31,793
Peoples Financial Services Corp.	450	17,694
People’s Utah Bancorp	849	21,734
Pinnacle Financial Partners, Inc.	3,061	184,119
Preferred Bank	794	39,629
Premier Financial Bancorp, Inc.	612	12,093
PrivateBancorp, Inc.	5,139	306,233
Prosperity Bancshares, Inc.	4,380	274,363
QCR Holdings, Inc.	779	34,120
Renasant Corp.	2,817	112,539
Republic Bancorp, Inc., Class A	632	21,918
Republic First Bancorp, Inc.*	3,288	29,099
S&T Bancorp, Inc.	2,234	74,549
Sandy Spring Bancorp, Inc.	1,540	59,090
Seacoast Banking Corp. of Florida*	2,081	46,947
ServisFirst Bancshares, Inc.	3,015	103,234
Shore Bancshares, Inc.	821	13,079
Sierra Bancorp	761	18,287
Simmons First National Corp., Class A	1,917	97,288
South State Corp.	1,709	142,053
Southern First Bancshares, Inc.*	374	12,791
Southern National Bancorp of Virginia, Inc.	733	12,542
Southside Bancshares, Inc.	1,770	57,638
Southwest Bancorp, Inc.	1,182	29,077
State Bank Financial Corp.	2,287	57,975
Sterling Bancorp	8,294	177,906
Stock Yards Bancorp, Inc.	1,390	50,318
Stonegate Bank	799	36,147
Summit Financial Group, Inc.	602	13,027
Sun Bancorp, Inc.	702	17,375
Texas Capital Bancshares, Inc.*	3,255	238,917
Tompkins Financial Corp.	949	71,944
Towne Bank	3,657	106,053
TriCo Bancshares	1,323	46,146
TriState Capital Holdings, Inc.*	1,435	33,292
Triumph Bancorp, Inc.*	1,012	23,074
Trustmark Corp.	4,412	134,169
UMB Financial Corp.	2,937	205,678
Umpqua Holdings Corp.	14,461	245,042
Union Bankshares Corp.	2,838	95,357
Union Bankshares, Inc.	254	10,147
United Bankshares, Inc.	6,020	230,269
United Community Banks, Inc.	4,591	118,310
Univest Corp. of Pennsylvania	1,622	44,686
Valley National Bancorp	16,208	182,826
Veritex Holdings, Inc.*	764	19,864
Washington Trust Bancorp, Inc.	974	46,557
WashingtonFirst Bankshares, Inc.	555	18,215
Webster Financial Corp.	6,006	292,612
WesBanco, Inc.	2,627	97,619
West Bancorporation, Inc.	1,038	22,784
Westamerica Bancorp	1,615	82,866
Wintrust Financial Corp.	3,369	231,652
Xenith Bankshares, Inc.*	488	14,986
		13,402,863
Beverages - 0.2%
Boston Beer Co., Inc. (The), Class A*	577	82,367
Coca-Cola Bottling Co. Consolidated	309	70,371
Craft Brew Alliance, Inc.*	827	13,811
MGP Ingredients, Inc.	821	42,043
National Beverage Corp.	766	73,498
Primo Water Corp.*	1,462	17,968
		300,058

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
Biotechnology - 3.7%
Acceleron Pharma, Inc.*	1,793	45,739
Achillion Pharmaceuticals, Inc.*	7,664	34,105
Acorda Therapeutics, Inc.*	2,813	38,819
Adamas Pharmaceuticals, Inc.*	1,092	16,795
Aduro Biotech, Inc.*	2,442	24,420
Advaxis, Inc.*	2,344	18,916
Adverum Biotechnologies, Inc.*	1,505	3,838
Aevi Genomic Medicine, Inc.*	1,778	1,902
Agenus, Inc.*	4,780	15,870
Aimmune Therapeutics, Inc.*	1,719	28,535
Akebia Therapeutics, Inc.*	2,350	31,490
Alder Biopharmaceuticals, Inc.*	3,064	47,186
Altimmune, Inc.	408	1,734
AMAG Pharmaceuticals, Inc.*	2,281	39,461
Amicus Therapeutics, Inc.*	9,319	74,738
AnaptysBio, Inc.*	330	8,445
Anavex Life Sciences Corp.*	2,136	12,367
Anthera Pharmaceuticals, Inc.*	634	1,021
Applied Genetic Technologies Corp.*	830	4,316
Aptevo Therapeutics, Inc.*	1,062	2,241
Ardelyx, Inc.*	2,043	9,602
Arena Pharmaceuticals, Inc.*	20,307	26,399
Argos Therapeutics, Inc.*	943	410
Array BioPharma, Inc.*	10,946	82,971
Arrowhead Pharmaceuticals, Inc.*	4,462	6,425
Asterias Biotherapeutics, Inc.*	1,631	4,975
Atara Biotherapeutics, Inc.*	1,519	20,127
Athersys, Inc.*	6,482	9,075
Audentes Therapeutics, Inc.*	469	6,693
Avexis, Inc.*	380	26,885
Axovant Sciences Ltd.*	1,598	34,181
Bellicum Pharmaceuticals, Inc.*	1,672	17,706
BioCryst Pharmaceuticals, Inc.*	5,221	26,888
BioSpecifics Technologies Corp.*	353	18,296
BioTime, Inc.*	4,880	14,689
Bluebird Bio, Inc.*	2,662	200,582
Blueprint Medicines Corp.*	1,872	67,167
Cara Therapeutics, Inc.*	1,633	27,042
Celldex Therapeutics, Inc.*	6,251	17,690
Cellular Biomedicine Group, Inc.*	796	5,094
ChemoCentryx, Inc.*	1,505	9,993
Chimerix, Inc.*	2,792	12,508
Cidara Therapeutics, Inc.*	843	5,058
Clovis Oncology, Inc.*	2,401	124,036
Coherus Biosciences, Inc.*	2,320	45,820
Concert Pharmaceuticals, Inc.*	1,078	13,540
Corvus Pharmaceuticals, Inc.*	218	2,215
Curis, Inc.*	7,299	12,481
Cytokinetics, Inc.*	2,368	32,086
CytomX Therapeutics, Inc.*	1,336	18,824
CytRx Corp.*	7,679	6,742
Dimension Therapeutics, Inc.*	800	880
Dynavax Technologies Corp.*	2,948	16,214
Eagle Pharmaceuticals, Inc.*	579	42,238
Edge Therapeutics, Inc.*	1,137	11,143
Editas Medicine, Inc.*	511	6,980
Eiger BioPharmaceuticals, Inc.*	272	1,809
Emergent BioSolutions, Inc.*	2,124	67,819
Enanta Pharmaceuticals, Inc.*	1,021	30,712
Epizyme, Inc.*	2,633	37,652
Esperion Therapeutics, Inc.*	936	29,971
Exact Sciences Corp.*	6,915	252,190
Exelixis, Inc.*	14,872	278,255
FibroGen, Inc.*	3,820	100,466
Five Prime Therapeutics, Inc.*	1,764	49,833
Flexion Therapeutics, Inc.*	1,747	29,856
Fortress Biotech, Inc.*	2,230	8,050
Foundation Medicine, Inc.*	881	33,478
Galena Biopharma, Inc.*	2,124	1,191
Genomic Health, Inc.*	1,222	38,811
Geron Corp.*	9,875	26,268
Global Blood Therapeutics, Inc.*	1,312	35,424
GlycoMimetics, Inc.*	781	9,911
Halozyme Therapeutics, Inc.*	7,132	84,158
Heron Therapeutics, Inc.*	2,740	36,716
Idera Pharmaceuticals, Inc.*	6,780	11,051
Ignyta, Inc.*	1,928	13,592
Immune Design Corp.*	907	6,757
ImmunoGen, Inc.*	5,510	25,401
Immunomedics, Inc.*	6,372	48,109
Infinity Pharmaceuticals, Inc.*	3,213	5,526
Inotek Pharmaceuticals Corp.*	1,142	1,941
Inovio Pharmaceuticals, Inc.*	4,341	32,775
Insmed, Inc.*	4,050	62,451
Insys Therapeutics, Inc.*	1,537	22,594
Intellia Therapeutics, Inc.*	457	5,237
Invitae Corp.*	1,846	15,839
Ironwood Pharmaceuticals, Inc.*	8,463	149,880
Jounce Therapeutics, Inc.*	421	8,525
Kadmon Holdings, Inc.*	531	1,200
Karyopharm Therapeutics, Inc.*	1,773	14,397
Keryx Biopharmaceuticals, Inc.*	5,164	32,998
Kite Pharma, Inc.*	2,848	205,967
La Jolla Pharmaceutical Co.*	1,097	31,374
Lexicon Pharmaceuticals, Inc.*	2,765	38,295
Ligand Pharmaceuticals, Inc.*	1,246	134,917
Lion Biotechnologies, Inc.*	3,691	19,009
Loxo Oncology, Inc.*	1,054	48,115
MacroGenics, Inc.*	2,085	37,009
MannKind Corp.*	4,242	6,448
MediciNova, Inc.*	1,942	11,302
Merrimack Pharmaceuticals, Inc.	7,983	14,489
MiMedx Group, Inc.*	6,687	91,478
Minerva Neurosciences, Inc.*	1,375	11,344
Mirati Therapeutics, Inc.*	1,013	2,836
Momenta Pharmaceuticals, Inc.*	4,251	61,640
Myovant Sciences Ltd.*	695	9,855
Myriad Genetics, Inc.*	4,416	89,866
NantKwest, Inc.*	1,090	4,000
Natera, Inc.*	1,706	17,469
NewLink Genetics Corp.*	1,415	18,055
Novavax, Inc.*	17,663	16,273
OncoMed Pharmaceuticals, Inc.*	1,388	4,525
Ophthotech Corp.*	1,995	4,529
Organovo Holdings, Inc.*	6,330	17,914
Otonomy, Inc.*	1,572	19,257
OvaScience, Inc.*	2,054	2,629
PDL BioPharma, Inc.	10,808	25,831
Pfenex, Inc.*	1,191	4,847
Portola Pharmaceuticals, Inc.*	3,222	118,731
Progenics Pharmaceuticals, Inc.*	4,553	29,003
Protagonist Therapeutics, Inc.*	497	5,552
Proteostasis Therapeutics, Inc.*	523	2,071
Prothena Corp. plc*	2,509	127,984
PTC Therapeutics, Inc.*	2,175	27,253
Puma Biotechnology, Inc.*	1,829	139,919
Ra Pharmaceuticals, Inc.*	537	12,899
Radius Health, Inc.*	2,064	71,456
REGENXBIO, Inc.*	1,521	26,009
Regulus Therapeutics, Inc.*	2,537	3,552
Repligen Corp.*	2,209	86,681
Retrophin, Inc.*	2,369	37,549
Rigel Pharmaceuticals, Inc.*	8,060	18,457
Sage Therapeutics, Inc.*	1,972	130,369
Sangamo Therapeutics, Inc.*	4,541	30,879
Sarepta Therapeutics, Inc.*	3,280	97,875
Selecta Biosciences, Inc.*	333	4,555
Seres Therapeutics, Inc.*	1,166	10,634
Sorrento Therapeutics, Inc.*	1,650	2,558
Spark Therapeutics, Inc.*	1,250	63,663
Spectrum Pharmaceuticals, Inc.*	5,070	28,696
Stemline Therapeutics, Inc.*	1,370	10,823
Syndax Pharmaceuticals, Inc.*	309	3,751

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
Synergy Pharmaceuticals, Inc.*	13,221	46,406
Synthetic Biologics, Inc.*	6,386	3,706
Syros Pharmaceuticals, Inc.*	305	4,880
T2 Biosystems, Inc.*	956	3,164
TESARO, Inc.*	1,871	279,359
TG Therapeutics, Inc.*	2,796	31,455
Trevena, Inc.*	3,204	7,465
Trovagene, Inc.*	1,843	1,186
Ultragenyx Pharmaceutical, Inc.*	2,520	135,702
Vanda Pharmaceuticals, Inc.*	2,397	32,959
Veracyte, Inc.*	1,083	8,816
Versartis, Inc.*	2,050	31,468
Vital Therapies, Inc.*	2,092	5,544
Voyager Therapeutics, Inc.*	768	6,804
vTv Therapeutics, Inc., Class A*	500	2,490
XBiotech, Inc.*	1,143	8,424
Xencor, Inc.*	2,360	48,380
Zafgen, Inc.*	1,495	5,068
ZIOPHARM Oncology, Inc.*	7,950	46,508
		5,796,412
Building Products - 0.9%
AAON, Inc.	2,642	95,574
Advanced Drainage Systems, Inc.	2,272	43,509
American Woodmark Corp.*	905	83,984
Apogee Enterprises, Inc.	1,858	98,994
Armstrong Flooring, Inc.*	1,530	28,290
Builders FirstSource, Inc.*	5,485	74,925
Caesarstone Ltd.*	1,559	58,540
Continental Building Products, Inc.*	2,305	56,242
CSW Industrials, Inc.*	943	33,288
Gibraltar Industries, Inc.*	2,063	64,159
Griffon Corp.	1,978	42,923
Insteel Industries, Inc.	1,146	36,397
JELD-WEN Holding, Inc.*	1,654	51,671
Masonite International Corp.*	1,987	146,343
NCI Building Systems, Inc.*	1,780	29,637
Patrick Industries, Inc.*	1,041	68,914
PGT Innovations, Inc.*	3,126	35,793
Ply Gem Holdings, Inc.*	1,440	23,544
Quanex Building Products Corp.	2,239	46,123
Simpson Manufacturing Co., Inc.	2,716	109,129
Trex Co., Inc.*	1,930	124,041
Universal Forest Products, Inc.	1,296	113,957
		1,465,977
Capital Markets - 1.0%
Actua Corp.*	2,030	28,420
Arlington Asset Investment Corp., Class A	1,475	21,181
Associated Capital Group, Inc., Class A	294	9,967
B. Riley Financial, Inc.	608	9,151
BGC Partners, Inc., Class A	14,244	167,937
BlackRock Capital Investment Corp.	2	16
Cohen & Steers, Inc.	1,367	53,586
Cowen, Inc.*	1,671	25,149
Diamond Hill Investment Group, Inc.	199	40,242
Evercore Partners, Inc., Class A	2,554	173,161
FBR & Co.	380	6,726
Fifth Street Asset Management, Inc.	333	1,249
Financial Engines, Inc.	3,499	132,612
GAIN Capital Holdings, Inc.	2,439	14,268
GAMCO Investors, Inc., Class A	287	8,323
Greenhill & Co., Inc.	1,817	36,794
Hennessy Advisors, Inc.	284	4,077
Hercules Capital, Inc.	6	78
Houlihan Lokey, Inc.	1,376	46,192
INTL. FCStone, Inc.*	986	34,076
Investment Technology Group, Inc.	2,153	42,909
KCG Holdings, Inc., Class A*	2,457	48,796
Ladenburg Thalmann Financial Services, Inc.*	6,612	14,150
Manning & Napier, Inc.	977	4,543
Medley Management, Inc., Class A	373	2,163
Moelis & Co., Class A	1,540	54,054
OM Asset Management plc	2,625	36,645
Oppenheimer Holdings, Inc., Class A	648	10,109
Piper Jaffray Cos.	948	55,600
PJT Partners, Inc., Class A	1,160	44,857
Prospect Capital Corp.	3	24
Pzena Investment Management, Inc., Class A	956	8,289
Safeguard Scientifics, Inc.*	1,316	14,542
Silvercrest Asset Management Group, Inc., Class A	460	5,635
Stifel Financial Corp.*	4,197	178,937
Value Line, Inc.	76	1,325
Virtu Financial, Inc., Class A	1,648	26,862
Virtus Investment Partners, Inc.	337	33,936
Waddell & Reed Financial, Inc., Class A	5,195	86,964
Walter Investment Management Corp.*	1,221	1,294
Westwood Holdings Group, Inc.	523	28,545
Wins Finance Holdings, Inc.*	86	1,623
WisdomTree Investments, Inc.	7,520	71,515
		1,586,522
Chemicals - 2.1%
A Schulman, Inc.	1,881	55,113
AgroFresh Solutions, Inc.*	1,440	10,123
American Vanguard Corp.	1,847	31,122
Balchem Corp.	2,059	162,084
Calgon Carbon Corp.	3,296	46,309
Chase Corp.	462	48,741
Chemours Co. (The)	11,990	479,480
Codexis, Inc.*	2,561	10,244
Ferro Corp.*	5,445	91,258
Flotek Industries, Inc.*	3,581	35,380
FutureFuel Corp.	1,633	22,111
GCP Applied Technologies, Inc.*	4,640	139,664
Hawkins, Inc.	629	29,594
HB Fuller Co.	3,280	166,460
Ingevity Corp.*	2,786	164,569
Innophos Holdings, Inc.	1,265	53,497
Innospec, Inc.	1,545	98,880
KMG Chemicals, Inc.	589	32,943
Koppers Holdings, Inc.*	1,331	47,983
Kraton Corp.*	1,936	62,533
Kronos Worldwide, Inc.	1,440	26,410
LSB Industries, Inc.*	1,350	11,866
Minerals Technologies, Inc.	2,268	163,183
Olin Corp.	10,838	317,987
OMNOVA Solutions, Inc.*	2,779	24,038
PolyOne Corp.	5,491	205,034
Quaker Chemical Corp.	845	117,785
Rayonier Advanced Materials, Inc.	2,816	48,970
Sensient Technologies Corp.	2,914	233,965
Stepan Co.	1,285	108,737
TerraVia Holdings, Inc.*	5,138	1,354
Trecora Resources*	1,298	13,889
Tredegar Corp.	1,663	26,275
Trinseo SA	1,782	114,850
Tronox Ltd., Class A	4,218	64,114
Valhi, Inc.	1,642	5,599
		3,272,144
Commercial Services & Supplies - 1.8%
ABM Industries, Inc.	3,648	157,010
ACCO Brands Corp.*	6,954	78,928
Advanced Disposal Services, Inc.*	1,465	34,164
Aqua Metals, Inc.*	807	9,579
ARC Document Solutions, Inc.*	2,686	8,891
Brady Corp., Class A	2,993	107,449
Brink’s Co. (The)	2,947	185,956
Casella Waste Systems, Inc., Class A*	2,529	35,456

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
CECO Environmental Corp.	1,914	17,992
CompX International, Inc.	104	1,414
Deluxe Corp.	3,199	218,044
Ennis, Inc.	1,674	26,868
Essendant, Inc.	2,438	39,252
Healthcare Services Group, Inc.	4,606	220,489
Heritage-Crystal Clean, Inc.*	835	12,734
Herman Miller, Inc.	3,918	123,613
HNI Corp.	2,965	127,554
InnerWorkings, Inc.*	2,513	27,241
Interface, Inc.	4,233	86,988
Kimball International, Inc., Class B	2,416	41,507
Knoll, Inc.	3,144	67,596
Matthews International Corp., Class A	2,091	133,301
McGrath RentCorp	1,535	50,916
Mobile Mini, Inc.	2,898	81,144
MSA Safety, Inc.	2,033	164,876
Multi-Color Corp.	889	76,365
NL Industries, Inc.*	545	4,033
Quad/Graphics, Inc.	1,897	42,246
SP Plus Corp.*	1,130	33,335
Steelcase, Inc., Class A	5,632	94,336
Team, Inc.*	1,890	48,478
Tetra Tech, Inc.	3,781	173,737
TRC Cos., Inc.*	1,217	21,297
UniFirst Corp.	989	140,141
US Ecology, Inc.	1,428	71,436
Viad Corp.	1,315	58,057
VSE Corp.	564	23,598
West Corp.	2,827	65,502
		2,911,523
Communications Equipment - 1.4%
Acacia Communications, Inc.*	343	16,135
ADTRAN, Inc.	3,215	61,889
Aerohive Networks, Inc.*	1,657	7,887
Applied Optoelectronics, Inc.*	1,180	82,388
Bel Fuse, Inc., Class B	606	14,544
Black Box Corp.	981	8,044
CalAmp Corp.*	2,342	44,264
Calix, Inc.*	2,701	17,692
Ciena Corp.*	8,985	210,968
Clearfield, Inc.*	750	9,787
Comtech Telecommunications Corp.	1,477	21,313
Digi International, Inc.*	1,696	16,197
EMCORE Corp.	1,710	17,185
Extreme Networks, Inc.*	6,760	65,099
Finisar Corp.*	7,035	173,483
Harmonic, Inc.*	5,003	25,265
Infinera Corp.*	9,192	89,346
InterDigital, Inc.	2,267	183,627
KVH Industries, Inc.*	988	9,337
Lumentum Holdings, Inc.*	3,305	188,550
NETGEAR, Inc.*	2,119	88,892
NetScout Systems, Inc.*	5,862	214,549
Oclaro, Inc.*	7,319	64,993
Plantronics, Inc.	2,171	114,889
Quantenna Communications, Inc.*	443	8,470
ShoreTel, Inc.*	4,401	25,526
Silicom Ltd.	368	18,757
Sonus Networks, Inc.*	3,121	21,067
Ubiquiti Networks, Inc.*	1,697	80,031
ViaSat, Inc.*	3,385	220,871
Viavi Solutions, Inc.*	15,349	172,369
		2,293,414
Construction & Engineering - 0.7%
Aegion Corp.*	2,286	45,240
Ameresco, Inc., Class A*	1,390	9,591
Argan, Inc.	875	51,669
Comfort Systems USA, Inc.	2,426	83,576
Dycom Industries, Inc.*	1,999	168,296
EMCOR Group, Inc.	3,963	249,748
Granite Construction, Inc.	2,585	121,133
Great Lakes Dredge & Dock Corp.*	3,865	16,040
HC2 Holdings, Inc.*	2,184	11,575
IES Holdings, Inc.*	512	7,859
Layne Christensen Co.*	1,185	8,615
MasTec, Inc.*	4,332	183,677
MYR Group, Inc.*	979	28,743
NV5 Global, Inc.*	480	17,616
Orion Group Holdings, Inc.*	1,761	12,556
Primoris Services Corp.	2,634	61,109
Tutor Perini Corp.*	2,470	64,096
		1,141,139
Construction Materials - 0.2%
Forterra, Inc.*	1,219	8,765
Summit Materials, Inc., Class A*	7,005	188,147
United States Lime & Minerals, Inc.	129	10,116
US Concrete, Inc.*	936	61,869
		268,897
Consumer Finance - 0.4%
Encore Capital Group, Inc.*	1,558	56,400
Enova International, Inc.*	1,734	23,062
EZCORP, Inc., Class A*	3,312	28,152
FirstCash, Inc.	3,113	167,013
Green Dot Corp., Class A*	2,791	102,541
LendingClub Corp.*	21,518	118,349
Nelnet, Inc., Class A	1,323	52,007
PRA Group, Inc.*	3,015	104,922
Regional Management Corp.*	692	13,840
World Acceptance Corp.*	395	30,857
		697,143
Containers & Packaging - 0.1%
Greif, Inc., Class A	1,675	99,579
Greif, Inc., Class B	374	24,852
Multi Packaging Solutions International Ltd.*	1,387	24,966
Myers Industries, Inc.	1,420	23,998
UFP Technologies, Inc.*	419	11,460
		184,855
Distributors - 0.1%
Core-Mark Holding Co., Inc.	2,988	101,741
Weyco Group, Inc.	426	11,643
		113,384
Diversified Consumer Services - 0.9%
Adtalem Global Education, Inc.	4,092	153,041
American Public Education, Inc.*	1,014	22,308
Ascent Capital Group, Inc., Class A*	668	9,198
Bridgepoint Education, Inc.*	1,167	16,151
Bright Horizons Family Solutions, Inc.*	2,873	220,417
Cambium Learning Group, Inc.*	878	4,364
Capella Education Co.	740	64,047
Career Education Corp.*	4,373	41,281
Carriage Services, Inc.	967	25,422
Chegg, Inc.*	5,266	63,192
Collectors Universe, Inc.	489	12,249
Grand Canyon Education, Inc.*	2,941	230,574
Houghton Mifflin Harcourt Co.*	8,115	100,220
K12, Inc.*	2,211	41,633
Laureate Education, Inc., Class A*	2,316	38,724
Liberty Tax, Inc.	445	6,275
Regis Corp.*	2,430	22,964
Sotheby’s*	3,223	169,498
Strayer Education, Inc.	690	61,030
Weight Watchers International, Inc.*	1,815	47,735
		1,350,323
Diversified Financial Services - 0.1%
FNFV Group*	4,303	60,027
Marlin Business Services Corp.	542	13,740
NewStar Financial, Inc.	1,487	13,219
On Deck Capital, Inc.*	3,139	11,112
PICO Holdings, Inc.*	1,431	23,397

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
Tiptree, Inc.	1,495	9,045
		130,540
Diversified Telecommunication Services - 0.5%
ATN International, Inc.	690	45,154
Cincinnati Bell, Inc.*	2,753	46,801
Cogent Communications Holdings, Inc.	2,720	107,168
Consolidated Communications Holdings, Inc.	3,250	64,740
FairPoint Communications, Inc.*	1,389	20,002
General Communication, Inc., Class A*	1,761	65,139
Globalstar, Inc.*	26,050	51,579
Hawaiian Telcom Holdco, Inc.*	395	9,922
IDT Corp., Class B	1,135	19,250
Intelsat SA*	2,067	6,366
Iridium Communications, Inc.*	5,395	53,411
Lumos Networks Corp.*	1,237	22,167
ORBCOMM, Inc.*	4,229	41,444
pdvWireless, Inc.*	639	15,272
Straight Path Communications, Inc., Class B*	627	112,170
Vonage Holdings Corp.*	12,500	86,375
Windstream Holdings, Inc.	11,904	50,592
		817,552
Electric Utilities - 0.9%
ALLETE, Inc.	3,249	238,444
El Paso Electric Co.	2,644	142,776
Genie Energy Ltd., Class B	843	6,483
IDACORP, Inc.	3,307	288,701
MGE Energy, Inc.	2,288	148,949
Otter Tail Corp.	2,484	99,236
PNM Resources, Inc.	5,233	201,470
Portland General Electric Co.	5,858	277,318
Spark Energy, Inc., Class A	320	14,032
		1,417,409
Electrical Equipment - 0.5%
Allied Motion Technologies, Inc.	405	10,198
American Superconductor Corp.*	767	3,160
Atkore International Group, Inc.*	795	16,584
AZZ, Inc.	1,695	91,954
Babcock & Wilcox Enterprises, Inc.*	2,991	31,854
Encore Wire Corp.	1,323	54,706
Energous Corp.*	970	14,967
EnerSys	2,850	211,071
FuelCell Energy, Inc.*	2,336	2,252
Generac Holdings, Inc.*	4,031	139,674
General Cable Corp.	3,172	52,497
LSI Industries, Inc.	1,555	13,731
Plug Power, Inc.*	12,509	23,267
Powell Industries, Inc.	569	18,737
Preformed Line Products Co.	164	7,872
Sunrun, Inc.*	4,137	20,850
Thermon Group Holdings, Inc.*	2,092	38,744
TPI Composites, Inc.*	393	6,689
Vicor Corp.*	1,078	18,272
		777,079
Electronic Equipment, Instruments & Components - 2.4%
Agilysys, Inc.*	991	9,821
Anixter International, Inc.*	1,897	143,223
AVX Corp.	3,044	49,830
Badger Meter, Inc.	1,835	71,932
Belden, Inc.	2,744	194,824
Benchmark Electronics, Inc.*	3,237	104,555
Coherent, Inc.*	1,584	393,070
Control4 Corp.*	1,314	26,083
CTS Corp.	2,049	43,131
Daktronics, Inc.	2,400	23,832
Electro Scientific Industries, Inc.*	1,799	15,040
ePlus, Inc.*	827	65,126
Fabrinet*	2,280	80,324
FARO Technologies, Inc.*	1,085	37,704
II-VI, Inc.*	3,894	116,820
Insight Enterprises, Inc.*	2,400	99,696
Itron, Inc.*	2,188	148,018
Kimball Electronics, Inc.*	1,837	31,964
Knowles Corp.*	5,776	98,943
Littelfuse, Inc.	1,448	234,504
Maxwell Technologies, Inc.*	2,060	11,927
Mesa Laboratories, Inc.	196	30,643
Methode Electronics, Inc.	2,386	95,798
MTS Systems Corp.	1,096	56,828
Novanta, Inc.*	2,069	70,346
OSI Systems, Inc.*	1,145	90,672
Park Electrochemical Corp.	1,264	21,362
PC Connection, Inc.	742	19,351
Plexus Corp.*	2,182	113,420
Radisys Corp.*	2,330	8,784
Rogers Corp.*	1,179	125,222
Sanmina Corp.*	4,807	175,936
ScanSource, Inc.*	1,643	62,434
SYNNEX Corp.	1,912	212,729
Systemax, Inc.	752	11,979
Tech Data Corp.*	2,290	222,061
TTM Technologies, Inc.*	4,741	76,994
Universal Display Corp.	2,714	307,768
Vishay Intertechnology, Inc.	8,926	145,940
Vishay Precision Group, Inc.*	792	13,702
		3,862,336
Energy Equipment & Services - 0.7%
Archrock, Inc.	4,552	47,796
Atwood Oceanics, Inc.*	4,948	49,678
Bristow Group, Inc.	2,198	14,397
CARBO Ceramics, Inc.*	1,460	11,052
Dawson Geophysical Co.*	1,319	5,078
Era Group, Inc.*	1,279	10,756
Exterran Corp.*	2,072	58,430
Fairmount Santrol Holdings, Inc.*	5,945	28,298
Forum Energy Technologies, Inc.*	4,137	67,226
Geospace Technologies Corp.*	853	12,787
Helix Energy Solutions Group, Inc.*	9,050	45,069
Hornbeck Offshore Services, Inc.*	2,127	3,573
Independence Contract Drilling, Inc.*	1,961	7,491
Keane Group, Inc.*	2,038	31,345
Mammoth Energy Services, Inc.*	513	9,321
Matrix Service Co.*	1,740	14,181
McDermott International, Inc.*	15,815	98,211
Natural Gas Services Group, Inc.*	806	21,117
Newpark Resources, Inc.*	5,426	40,152
Oil States International, Inc.*	3,349	97,958
Parker Drilling Co.*	8,750	11,813
PHI, Inc. (Non-Voting)*	768	6,835
Pioneer Energy Services Corp.*	4,876	11,946
RigNet, Inc.*	827	13,852
SEACOR Holdings, Inc.*	1,043	63,842
Seadrill Ltd.*	24,735	11,141
Smart Sand, Inc.*	775	7,549
Tesco Corp.*	3,024	14,062
TETRA Technologies, Inc.*	7,430	22,959
Tidewater, Inc.*	3,096	2,267
Unit Corp.*	3,311	59,035
US Silica Holdings, Inc.	4,871	185,098
Willbros Group, Inc.*	2,829	6,535
		1,090,850
Equity Real Estate Investment Trusts (REITs) - 5.8%
Acadia Realty Trust	5,230	141,994
Agree Realty Corp.	1,647	74,988
Alexander’s, Inc.	139	57,287
Altisource Residential Corp.	3,423	47,032
American Assets Trust, Inc.	2,559	99,929
Armada Hoffler Properties, Inc.	2,300	30,383
Ashford Hospitality Prime, Inc.	1,876	18,047
Ashford Hospitality Trust, Inc.	5,113	31,496

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
Bluerock Residential Growth REIT, Inc.	1,479	18,044
CareTrust REIT, Inc.	4,188	76,431
CatchMark Timber Trust, Inc., Class A	2,540	28,753
CBL & Associates Properties, Inc.	11,044	84,928
Cedar Realty Trust, Inc.	5,400	26,946
Chatham Lodging Trust	2,455	48,732
Chesapeake Lodging Trust	3,889	89,641
City Office REIT, Inc.	1,747	21,471
Clipper Realty, Inc.	377	4,011
Colony Starwood Homes	4,740	163,862
Community Healthcare Trust, Inc.	824	20,353
CorEnergy Infrastructure Trust, Inc.	782	27,525
CoreSite Realty Corp.	2,193	230,879
Cousins Properties, Inc.	23,641	202,367
DiamondRock Hospitality Co.	13,139	145,712
DuPont Fabros Technology, Inc.	4,881	266,649
Easterly Government Properties, Inc.	2,128	42,262
EastGroup Properties, Inc.	2,067	168,336
Education Realty Trust, Inc.	4,810	184,271
Farmland Partners, Inc.	1,716	16,697
FelCor Lodging Trust, Inc.	8,920	63,956
First Industrial Realty Trust, Inc.	7,600	219,488
First Potomac Realty Trust	3,794	41,506
Four Corners Property Trust, Inc.	3,953	97,323
Franklin Street Properties Corp.	6,834	76,882
GEO Group, Inc. (The)	7,972	238,682
Getty Realty Corp.	1,714	43,107
Gladstone Commercial Corp.	1,590	32,372
Global Medical REIT, Inc.	992	9,216
Global Net Lease, Inc.	4,381	98,748
Government Properties Income Trust	4,587	99,079
Gramercy Property Trust	9,214	272,274
Healthcare Realty Trust, Inc.	7,470	248,452
Hersha Hospitality Trust	2,570	47,828
Hudson Pacific Properties, Inc.	8,003	262,178
Independence Realty Trust, Inc.	3,836	36,864
InfraREIT, Inc.	2,606	50,270
Investors Real Estate Trust	7,926	46,367
iStar, Inc.*	4,487	54,338
Kite Realty Group Trust	5,410	97,218
LaSalle Hotel Properties	6,983	198,666
Lexington Realty Trust	15,044	144,573
LTC Properties, Inc.	2,465	118,813
Mack-Cali Realty Corp.	5,841	155,429
MedEquities Realty Trust, Inc.	1,356	15,838
Medical Properties Trust, Inc.	19,270	249,547
Monmouth Real Estate Investment Corp.	4,366	63,744
Monogram Residential Trust, Inc.	11,022	106,142
National Health Investors, Inc.	2,438	184,118
National Storage Affiliates Trust	2,743	66,518
New Senior Investment Group, Inc.	4,994	47,643
NexPoint Residential Trust, Inc.	1,175	28,388
NorthStar Realty Europe Corp.	3,602	43,944
One Liberty Properties, Inc.	928	20,694
Parkway, Inc.	2,768	55,194
Pebblebrook Hotel Trust	4,679	144,675
Pennsylvania REIT	4,469	47,818
Physicians Realty Trust	10,117	205,780
Potlatch Corp.	2,658	121,603
Preferred Apartment Communities, Inc., Class A	1,736	26,613
PS Business Parks, Inc.	1,290	162,901
QTS Realty Trust, Inc., Class A	3,064	160,002
RAIT Financial Trust	6,006	13,393
Ramco-Gershenson Properties Trust	5,154	64,889
Retail Opportunity Investments Corp.	7,038	139,071
Rexford Industrial Realty, Inc.	4,292	116,957
RLJ Lodging Trust	7,979	162,373
Ryman Hospitality Properties, Inc.	2,843	183,118
Sabra Health Care REIT, Inc.	4,226	99,015
Saul Centers, Inc.	628	35,984
Select Income REIT	4,150	99,019
Seritage Growth Properties, Class A	1,633	64,095
STAG Industrial, Inc.	5,412	146,016
Summit Hotel Properties, Inc.	6,070	108,653
Sunstone Hotel Investors, Inc.	14,224	222,037
Terreno Realty Corp.	2,957	96,635
Tier REIT, Inc.	3,125	50,531
UMH Properties, Inc.	1,679	28,039
Universal Health Realty Income Trust	813	58,325
Urban Edge Properties	5,873	140,012
Urstadt Biddle Properties, Inc., Class A	1,914	35,830
Washington Prime Group, Inc.	12,158	92,766
Washington REIT	4,805	155,250
Whitestone REIT	1,827	21,065
Xenia Hotels & Resorts, Inc.	6,768	121,147
		9,128,037
Food & Staples Retailing - 0.4%
Andersons, Inc. (The)	1,758	61,706
Chefs’ Warehouse, Inc. (The)*	1,266	19,180
Ingles Markets, Inc., Class A	914	33,452
Natural Grocers by Vitamin Cottage, Inc.*	595	5,896
Performance Food Group Co.*	2,449	69,307
PriceSmart, Inc.	1,311	115,696
Smart & Final Stores, Inc.*	1,512	19,807
SpartanNash Co.	2,417	72,027
SUPERVALU, Inc.*	17,396	66,975
United Natural Foods, Inc.*	3,245	129,605
Village Super Market, Inc., Class A	479	11,918
Weis Markets, Inc.	628	32,417
		637,986
Food Products - 1.1%
AdvancePierre Foods Holdings, Inc.	1,416	57,022
Alico, Inc.	208	6,230
Amplify Snack Brands, Inc.*	1,912	17,495
B&G Foods, Inc.	4,301	174,406
Calavo Growers, Inc.	1,013	68,580
Cal-Maine Foods, Inc.*	2,023	75,256
Darling Ingredients, Inc.*	10,747	168,405
Dean Foods Co.	5,994	109,331
Farmer Brothers Co.*	529	15,870
Fresh Del Monte Produce, Inc.	2,115	107,188
Freshpet, Inc.*	1,462	22,222
Inventure Foods, Inc.*	1,241	5,274
J&J Snack Foods Corp.	982	127,758
John B Sanfilippo & Son, Inc.	557	36,077
Lancaster Colony Corp.	1,228	152,063
Landec Corp.*	1,750	24,500
Lifeway Foods, Inc.*	307	3,015
Limoneira Co.	767	14,136
Omega Protein Corp.	1,431	24,971
Sanderson Farms, Inc.	1,309	155,378
Seaboard Corp.	17	68,842
Seneca Foods Corp., Class A*	429	13,213
Snyder’s-Lance, Inc.	5,268	193,599
Tootsie Roll Industries, Inc.	1,158	40,188
		1,681,019
Gas Utilities - 1.0%
Chesapeake Utilities Corp.	1,021	75,809
Delta Natural Gas Co., Inc.	447	13,415
New Jersey Resources Corp.	5,617	235,352
Northwest Natural Gas Co.	1,778	108,903
ONE Gas, Inc.	3,409	240,846
South Jersey Industries, Inc.	5,226	190,279
Southwest Gas Holdings, Inc.	3,099	246,587
Spire, Inc.	2,926	207,307
WGL Holdings, Inc.	3,303	273,290
		1,591,788

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
Health Care Equipment & Supplies - 2.5%
Abaxis, Inc.	1,435	69,454
Accuray, Inc.*	5,214	21,377
Analogic Corp.	814	58,527
AngioDynamics, Inc.*	1,765	26,616
Anika Therapeutics, Inc.*	922	42,661
AtriCure, Inc.*	2,056	42,950
Atrion Corp.	89	49,097
Avinger, Inc.*	1,284	681
AxoGen, Inc.*	1,721	25,557
Cantel Medical Corp.	2,344	182,410
Cardiovascular Systems, Inc.*	2,084	62,583
Cerus Corp.*	6,625	15,171
ConforMIS, Inc.*	2,338	9,469
CONMED Corp.	1,804	91,589
Corindus Vascular Robotics, Inc.*	3,596	4,099
CryoLife, Inc.*	2,061	37,613
Cutera, Inc.*	767	17,488
Endologix, Inc.*	5,303	25,560
Entellus Medical, Inc.*	553	7,372
Exactech, Inc.*	682	20,665
GenMark Diagnostics, Inc.*	2,848	36,853
Glaukos Corp.*	1,094	44,537
Globus Medical, Inc., Class A*	4,583	140,927
Haemonetics Corp.*	3,347	136,491
Halyard Health, Inc.*	3,063	110,084
ICU Medical, Inc.*	962	155,171
Inogen, Inc.*	1,067	94,579
Insulet Corp.*	3,773	158,353
Integer Holdings Corp.*	2,000	79,400
Integra LifeSciences Holdings Corp.*	3,955	199,134
Invacare Corp.	2,074	29,347
InVivo Therapeutics Holdings Corp.*	2,106	4,107
iRadimed Corp.*	265	2,160
iRhythm Technologies, Inc.*	469	16,265
IRIDEX Corp.*	553	4,972
K2M Group Holdings, Inc.*	1,683	38,288
LeMaitre Vascular, Inc.	884	27,015
Masimo Corp.*	2,808	244,408
Meridian Bioscience, Inc.	2,728	37,646
Merit Medical Systems, Inc.*	3,168	112,464
Natus Medical, Inc.*	2,127	72,105
Neogen Corp.*	2,383	150,820
Nevro Corp.*	1,571	108,132
Novocure Ltd.*	3,313	41,578
NuVasive, Inc.*	3,242	243,247
NxStage Medical, Inc.*	4,165	90,214
Obalon Therapeutics, Inc.*	316	2,936
OraSure Technologies, Inc.*	3,545	53,423
Orthofix International NV*	1,145	47,712
Oxford Immunotec Global plc*	1,452	20,328
Penumbra, Inc.*	1,813	150,207
Quidel Corp.*	1,757	43,609
Rockwell Medical, Inc.*	3,134	22,439
RTI Surgical, Inc.*	3,759	19,359
Second Sight Medical Products, Inc.*	1,243	1,429
Senseonics Holdings, Inc.*	1,819	2,547
Spectranetics Corp. (The)*	2,795	75,465
STAAR Surgical Co.*	2,618	23,955
Surmodics, Inc.*	848	20,691
Tactile Systems Technology, Inc.*	273	6,642
Tandem Diabetes Care, Inc.*	1,933	1,537
TransEnterix, Inc.*	4,552	2,158
Utah Medical Products, Inc.	225	15,120
ViewRay, Inc.*	473	3,098
Wright Medical Group NV*	6,749	180,333
		3,882,224
Health Care Providers & Services - 1.5%
AAC Holdings, Inc.*	649	4,076
Aceto Corp.	1,903	26,928
Addus HomeCare Corp.*	483	17,919
Almost Family, Inc.*	723	41,500
Amedisys, Inc.*	1,829	109,594
American Renal Associates Holdings, Inc.*	571	9,250
AMN Healthcare Services, Inc.*	3,096	112,230
BioScrip, Inc.*	7,355	13,313
BioTelemetry, Inc.*	1,765	50,920
Capital Senior Living Corp.*	1,840	25,466
Chemed Corp.	1,058	216,530
Civitas Solutions, Inc.*	988	15,561
Community Health Systems, Inc.*	7,221	63,906
CorVel Corp.*	647	30,150
Cross Country Healthcare, Inc.*	2,306	26,634
Diplomat Pharmacy, Inc.*	2,991	51,266
Ensign Group, Inc. (The)	3,124	57,419
Fulgent Genetics, Inc.*	253	1,561
Genesis Healthcare, Inc.*	2,448	4,162
HealthEquity, Inc.*	2,823	129,293
HealthSouth Corp.	5,804	263,095
Kindred Healthcare, Inc.	5,513	54,027
Landauer, Inc.	625	30,531
LHC Group, Inc.*	980	58,996
Magellan Health, Inc.*	1,527	104,981
Molina Healthcare, Inc.*	2,830	182,733
National HealthCare Corp.	732	50,142
National Research Corp., Class A	548	13,152
Nobilis Health Corp.*	3,629	6,351
Owens & Minor, Inc.	4,085	130,230
PharMerica Corp.*	1,932	47,720
Providence Service Corp. (The)*	770	35,990
Quorum Health Corp.*	1,940	7,314
RadNet, Inc.*	2,429	17,489
Select Medical Holdings Corp.*	6,983	93,572
Surgery Partners, Inc.*	1,218	26,553
Teladoc, Inc.*	1,569	48,011
Tivity Health, Inc.*	2,084	70,752
Triple-S Management Corp., Class B*	1,525	24,812
US Physical Therapy, Inc.	792	50,094
		2,324,223
Health Care Technology - 0.4%
Castlight Health, Inc., Class B*	2,638	9,233
Computer Programs & Systems, Inc.	733	24,482
Cotiviti Holdings, Inc.*	827	31,534
Evolent Health, Inc., Class A*	1,046	24,006
HealthStream, Inc.*	1,683	46,905
HMS Holdings Corp.*	5,514	100,465
Medidata Solutions, Inc.*	3,598	256,106
NantHealth, Inc.*	433	1,338
Omnicell, Inc.*	2,328	92,887
Quality Systems, Inc.*	3,342	51,333
Tabula Rasa HealthCare, Inc.*	328	4,346
Vocera Communications, Inc.*	1,618	43,249
		685,884
Hotels, Restaurants & Leisure - 2.4%
Belmond Ltd., Class A*	5,475	67,616
Biglari Holdings, Inc.*	68	25,854
BJ’s Restaurants, Inc.*	1,383	61,958
Bloomin’ Brands, Inc.	6,818	136,565
Bob Evans Farms, Inc.	1,298	91,392
Bojangles’, Inc.*	641	11,217
Boyd Gaming Corp.*	5,400	137,214
Buffalo Wild Wings, Inc.*	1,061	152,466
Caesars Acquisition Co., Class A*	3,116	54,997
Caesars Entertainment Corp.*	3,691	40,416
Carrols Restaurant Group, Inc.*	2,247	26,627
Century Casinos, Inc.*	1,395	10,895
Cheesecake Factory, Inc. (The)	2,973	175,348
Churchill Downs, Inc.	884	148,203
Chuy’s Holdings, Inc.*	1,070	28,783
ClubCorp Holdings, Inc.	4,211	56,006
Cracker Barrel Old Country Store, Inc.	1,256	209,513
Dave & Buster’s Entertainment, Inc.*	2,480	165,416

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
Del Frisco’s Restaurant Group, Inc.*	1,440	24,480
Del Taco Restaurants, Inc.*	1,513	19,412
Denny’s Corp.*	4,568	54,359
DineEquity, Inc.	1,145	52,384
El Pollo Loco Holdings, Inc.*	1,327	18,114
Eldorado Resorts, Inc.*	3,000	62,250
Empire Resorts, Inc.*	218	5,330
Fiesta Restaurant Group, Inc.*	1,741	38,389
Fogo De Chao, Inc.*	326	4,466
Golden Entertainment, Inc.	674	11,195
Habit Restaurants, Inc. (The), Class A*	881	16,343
ILG, Inc.	7,403	199,437
International Speedway Corp., Class A	1,724	60,857
Intrawest Resorts Holdings, Inc.*	1,054	24,990
J Alexander’s Holdings, Inc.*	873	9,909
Jack in the Box, Inc.	2,136	227,655
Jamba, Inc.*	833	5,873
Kona Grill, Inc.*	510	2,040
La Quinta Holdings, Inc.*	5,550	76,923
Lindblad Expeditions Holdings, Inc.*	963	9,168
Luby’s, Inc.*	1,272	3,383
Marcus Corp. (The)	1,217	40,161
Marriott Vacations Worldwide Corp.	1,466	170,818
Monarch Casino & Resort, Inc.*	694	20,924
Nathan’s Famous, Inc.*	199	12,517
Noodles & Co.*	722	3,502
Papa John’s International, Inc.	1,779	143,334
Penn National Gaming, Inc.*	5,435	105,059
Pinnacle Entertainment, Inc.*	3,559	69,721
Planet Fitness, Inc., Class A	1,708	37,320
Potbelly Corp.*	1,559	17,928
Red Lion Hotels Corp.*	1,032	6,760
Red Robin Gourmet Burgers, Inc.*	843	60,759
Red Rock Resorts, Inc., Class A	1,967	46,500
Ruby Tuesday, Inc.*	3,887	8,551
Ruth’s Hospitality Group, Inc.	1,969	42,530
Scientific Games Corp., Class A*	3,397	78,810
SeaWorld Entertainment, Inc.	4,376	78,112
Shake Shack, Inc., Class A*	1,027	38,020
Sonic Corp.	2,690	78,602
Speedway Motorsports, Inc.	769	13,242
Texas Roadhouse, Inc.	4,335	212,068
Wingstop, Inc.	1,030	29,365
Zoe’s Kitchen, Inc.*	1,249	17,374
		3,859,420
Household Durables - 1.1%
AV Homes, Inc.*	801	12,556
Bassett Furniture Industries, Inc.	672	19,958
Beazer Homes USA, Inc.*	2,060	25,132
Cavco Industries, Inc.*	554	61,079
Century Communities, Inc.*	1,052	26,195
CSS Industries, Inc.	560	14,890
Ethan Allen Interiors, Inc.	1,615	43,524
Flexsteel Industries, Inc.	424	21,476
GoPro, Inc., Class A*	6,610	54,334
Green Brick Partners, Inc.*	1,519	15,038
Helen of Troy Ltd.*	1,833	166,803
Hooker Furniture Corp.	742	31,832
Hovnanian Enterprises, Inc., Class A*	7,972	19,372
Installed Building Products, Inc.*	1,315	65,224
iRobot Corp.*	1,756	162,816
KB Home	5,458	114,509
La-Z-Boy, Inc.	3,213	85,145
LGI Homes, Inc.*	1,068	34,603
Libbey, Inc.	1,436	11,732
Lifetime Brands, Inc.	723	13,303
M/I Homes, Inc.*	1,548	43,638
MDC Holdings, Inc.	2,719	91,494
Meritage Homes Corp.*	2,502	99,830
NACCO Industries, Inc., Class A	254	16,827
New Home Co., Inc. (The)*	830	8,923
Taylor Morrison Home Corp., Class A*	2,618	60,869
TopBuild Corp.*	2,521	135,000
TRI Pointe Group, Inc.*	9,744	120,533
UCP, Inc., Class A*	529	5,819
Universal Electronics, Inc.*	927	59,884
William Lyon Homes, Class A*	1,564	35,425
ZAGG, Inc.*	1,804	15,063
		1,692,826
Household Products - 0.2%
Central Garden & Pet Co.*	662	19,807
Central Garden & Pet Co., Class A*	2,188	63,255
HRG Group, Inc.*	7,762	147,245
Oil-Dri Corp. of America	327	11,272
Orchids Paper Products Co.	591	8,445
WD-40 Co.	921	97,350
		347,374
Independent Power and Renewable Electricity Producers - 0.4%
Atlantic Power Corp.*	7,556	17,757
Atlantica Yield plc	3,851	80,447
Dynegy, Inc.*	7,646	63,233
NRG Yield, Inc., Class A	2,286	39,319
NRG Yield, Inc., Class C	4,152	73,491
Ormat Technologies, Inc.	2,545	151,478
Pattern Energy Group, Inc.	4,339	97,888
TerraForm Global, Inc., Class A*	5,977	29,287
TerraForm Power, Inc., Class A*	5,721	70,826
Vivint Solar, Inc.*	1,486	4,755
		628,481
Industrial Conglomerates - 0.0%(b)
Raven Industries, Inc.	2,374	80,360
Insurance - 1.8%
Ambac Financial Group, Inc.*	2,947	48,684
American Equity Investment Life Holding Co.	5,606	140,486
AMERISAFE, Inc.	1,239	64,180
Argo Group International Holdings Ltd.	1,886	116,743
Atlas Financial Holdings, Inc.*	695	10,425
Baldwin & Lyons, Inc., Class B	589	14,018
Blue Capital Reinsurance Holdings Ltd.	386	7,373
Citizens, Inc.*	3,039	18,872
CNO Financial Group, Inc.	11,725	240,245
Crawford & Co., Class B	783	7,321
Donegal Group, Inc., Class A	545	8,551
eHealth, Inc.*	1,180	21,618
EMC Insurance Group, Inc.	546	14,808
Employers Holdings, Inc.	2,099	84,065
Enstar Group Ltd.*	744	139,612
FBL Financial Group, Inc., Class A	643	40,477
Federated National Holding Co.	822	12,922
Fidelity & Guaranty Life	779	24,032
Genworth Financial, Inc., Class A*	32,930	120,524
Global Indemnity Ltd.*	549	20,868
Greenlight Capital Re Ltd., Class A*	1,922	39,593
Hallmark Financial Services, Inc.*	912	9,439
HCI Group, Inc.	566	25,170
Heritage Insurance Holdings, Inc.	1,739	22,155
Horace Mann Educators Corp.	2,653	101,477
Independence Holding Co.	465	9,230
Infinity Property & Casualty Corp.	706	67,600
Investors Title Co.	94	17,571
James River Group Holdings Ltd.	933	36,984
Kemper Corp.	2,595	98,999
Kinsale Capital Group, Inc.	437	15,837
Maiden Holdings Ltd.	4,502	47,496
MBIA, Inc.*	8,607	70,491
National General Holdings Corp.	3,168	69,569

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
National Western Life Group, Inc., Class A	147	45,151
Navigators Group, Inc. (The)	1,468	77,804
OneBeacon Insurance Group Ltd., Class A	1,305	23,947
Patriot National, Inc.*	712	1,773
Primerica, Inc.	3,075	222,015
RLI Corp.	2,488	138,184
Safety Insurance Group, Inc.	941	62,624
Selective Insurance Group, Inc.	3,720	190,092
State Auto Financial Corp.	1,012	25,158
State National Cos., Inc.	1,997	35,087
Stewart Information Services Corp.	1,496	67,679
Third Point Reinsurance Ltd.*	4,323	56,848
Trupanion, Inc.*	942	19,160
United Fire Group, Inc.	1,413	61,112
United Insurance Holdings Corp.	1,122	18,210
Universal Insurance Holdings, Inc.	2,140	52,751
WMIH Corp.*	13,282	14,610
		2,899,640
Internet & Direct Marketing Retail - 0.4%
1-800-Flowers.com, Inc., Class A*	1,702	17,020
Duluth Holdings, Inc., Class B*	628	12,259
Etsy, Inc.*	6,868	92,100
FTD Cos., Inc.*	1,141	19,762
Gaia, Inc.*	448	4,883
HSN, Inc.	2,047	67,858
Lands’ End, Inc.*	976	17,178
Liberty TripAdvisor Holdings, Inc., Class A*	4,750	56,287
Nutrisystem, Inc.	1,905	99,155
Overstock.com, Inc.*	864	12,139
PetMed Express, Inc.	1,296	45,477
Shutterfly, Inc.*	2,260	111,847
Wayfair, Inc., Class A*	2,063	129,866
		685,831
Internet Software & Services - 1.9%
2U, Inc.*	2,399	102,557
Alarm.com Holdings, Inc.*	674	21,939
Amber Road, Inc.*	1,159	8,380
Angie’s List, Inc.*	2,600	31,304
Appfolio, Inc., Class A*	497	14,239
Apptio, Inc., Class A*	457	7,550
Autobytel, Inc.*	570	7,176
Bankrate, Inc.*	3,102	32,416
Bazaarvoice, Inc.*	5,371	24,438
Benefitfocus, Inc.*	843	26,807
Blucora, Inc.*	2,565	52,583
Box, Inc., Class A*	3,193	59,709
Brightcove, Inc.*	1,959	11,656
Carbonite, Inc.*	1,163	21,632
Care.com, Inc.*	919	14,125
ChannelAdvisor Corp.*	1,518	17,305
Cimpress NV*	1,642	145,054
Cornerstone OnDemand, Inc.*	3,294	123,064
Coupa Software, Inc.*	564	19,300
DHI Group, Inc.*	3,281	9,351
Endurance International Group Holdings, Inc.*	3,925	29,634
Envestnet, Inc.*	2,710	97,154
Five9, Inc.*	2,161	48,558
Global Sources Ltd.*	537	11,223
Gogo, Inc.*	3,681	47,595
GrubHub, Inc.*	5,284	229,696
GTT Communications, Inc.*	1,725	55,631
Hortonworks, Inc.*	2,776	34,311
Instructure, Inc.*	687	18,343
j2 Global, Inc.	3,081	260,714
Limelight Networks, Inc.*	4,642	13,694
Liquidity Services, Inc.*	1,631	10,112
LivePerson, Inc.*	3,486	33,291
LogMeIn, Inc.	3,405	377,955
Marchex, Inc., Class B*	2,186	6,143
Meet Group, Inc. (The)*	3,156	14,612
MINDBODY, Inc., Class A*	942	26,423
New Relic, Inc.*	1,437	62,754
NIC, Inc.	4,153	84,098
Numerex Corp., Class A*	905	3,738
Q2 Holdings, Inc.*	1,673	66,251
QuinStreet, Inc.*	2,394	9,301
Quotient Technology, Inc.*	4,194	46,134
RealNetworks, Inc.*	1,536	6,374
Reis, Inc.	572	10,811
Rightside Group Ltd.*	760	6,924
Shutterstock, Inc.*	1,241	57,781
SPS Commerce, Inc.*	1,084	63,045
Stamps.com, Inc.*	1,058	145,898
TechTarget, Inc.*	1,032	9,391
Trade Desk, Inc. (The), Class A*	601	33,055
TrueCar, Inc.*	3,554	62,479
Web.com Group, Inc.*	2,781	63,268
WebMD Health Corp.*	2,442	136,703
Xactly Corp.*	1,493	23,440
XO Group, Inc.*	1,662	27,440
		2,984,559
IT Services - 1.6%
Acxiom Corp.*	5,073	132,913
ALJ Regional Holdings, Inc.*	1,210	4,090
Blackhawk Network Holdings, Inc.*	3,594	155,800
CACI International, Inc., Class A*	1,591	195,852
Cardtronics plc, Class A*	2,949	101,003
Cass Information Systems, Inc.	717	43,909
Convergys Corp.	5,819	141,460
CSG Systems International, Inc.	2,098	83,689
EPAM Systems, Inc.*	3,154	264,558
EVERTEC, Inc.	4,157	68,590
ExlService Holdings, Inc.*	2,129	111,496
Forrester Research, Inc.	650	25,610
Hackett Group, Inc. (The)	1,468	21,521
Information Services Group, Inc.*	2,032	7,417
ManTech International Corp., Class A	1,617	61,931
MAXIMUS, Inc.	4,199	260,674
MoneyGram International, Inc.*	1,935	33,708
NCI, Inc., Class A*	395	7,544
NeuStar, Inc., Class A*	3,543	117,450
Perficient, Inc.*	2,307	39,842
PFSweb, Inc.*	961	6,641
Planet Payment, Inc.*	2,769	9,553
Science Applications International Corp.	2,768	210,340
ServiceSource International, Inc.*	3,992	13,812
Sykes Enterprises, Inc.*	2,531	84,358
Syntel, Inc.	2,112	36,918
TeleTech Holdings, Inc.	1,075	45,741
Travelport Worldwide Ltd.	7,561	102,074
Unisys Corp.*	3,286	38,775
Virtusa Corp.*	1,809	52,497
		2,479,766
Leisure Products - 0.2%
Acushnet Holdings Corp.	1,472	27,968
American Outdoor Brands Corp.*	3,585	81,200
Callaway Golf Co.	6,168	78,580
Escalade, Inc.	690	8,280
JAKKS Pacific, Inc.*	1,002	4,209
Johnson Outdoors, Inc., Class A	321	13,784
Malibu Boats, Inc., Class A*	1,181	28,639
Marine Products Corp.	640	8,710
MCBC Holdings, Inc.	504	9,692
Nautilus, Inc.*	2,005	36,391
Sturm Ruger & Co., Inc.	1,131	72,045
		369,498
Life Sciences Tools & Services - 0.6%
Accelerate Diagnostics, Inc.*	1,507	42,045
Albany Molecular Research, Inc.*	1,699	33,062

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
Cambrex Corp.*	2,084	112,119
ChromaDex Corp.*	1,872	6,140
Enzo Biochem, Inc.*	2,595	23,355
Fluidigm Corp.*	1,902	8,616
INC Research Holdings, Inc., Class A*	2,709	154,007
Luminex Corp.	2,454	49,718
Medpace Holdings, Inc.*	533	14,828
NanoString Technologies, Inc.*	1,027	18,835
NeoGenomics, Inc.*	3,469	26,226
Pacific Biosciences of California, Inc.*	5,254	17,338
PAREXEL International Corp.*	3,435	277,617
PRA Health Sciences, Inc.*	1,583	114,372
		898,278
Machinery - 2.6%
Actuant Corp., Class A	3,845	99,778
Alamo Group, Inc.	617	52,525
Albany International Corp., Class A	1,873	90,466
Altra Industrial Motion Corp.	1,648	71,194
American Railcar Industries, Inc.	507	17,993
Astec Industries, Inc.	1,267	70,914
Barnes Group, Inc.	3,288	186,068
Blue Bird Corp.*	353	6,442
Briggs & Stratton Corp.	2,779	66,085
Chart Industries, Inc.*	2,000	68,700
CIRCOR International, Inc.	1,078	69,488
Columbus McKinnon Corp.	1,271	35,512
DMC Global, Inc.	917	11,600
Douglas Dynamics, Inc.	1,447	44,061
Energy Recovery, Inc.*	2,253	17,100
EnPro Industries, Inc.	1,412	94,336
ESCO Technologies, Inc.	1,662	95,731
ExOne Co. (The)*	715	9,409
Federal Signal Corp.	3,925	61,544
Franklin Electric Co., Inc.	3,013	115,097
FreightCar America, Inc.	792	13,274
Gencor Industries, Inc.*	506	8,197
Global Brass & Copper Holdings, Inc.	1,382	41,875
Gorman-Rupp Co. (The)	1,153	27,753
Graham Corp.	625	13,081
Greenbrier Cos., Inc. (The)	1,774	78,499
Hardinge, Inc.	765	9,256
Harsco Corp.*	5,273	78,568
Hillenbrand, Inc.	3,863	137,909
Hurco Cos., Inc.	416	12,106
Hyster-Yale Materials Handling, Inc.	617	46,047
John Bean Technologies Corp.	2,052	177,088
Kadant, Inc.	701	53,872
Kennametal, Inc.	5,169	198,851
Lindsay Corp.	694	59,254
Lydall, Inc.*	1,087	54,839
Manitowoc Co., Inc. (The)*	8,320	47,091
Meritor, Inc.*	5,382	83,798
Milacron Holdings Corp.*	951	16,538
Miller Industries, Inc.	720	18,432
Mueller Industries, Inc.	3,707	104,834
Mueller Water Products, Inc., Class A	10,198	114,014
Navistar International Corp.*	3,239	83,793
NN, Inc.	1,717	49,106
Omega Flex, Inc.	191	11,693
Proto Labs, Inc.*	1,613	103,232
RBC Bearings, Inc.*	1,484	150,359
REV Group, Inc.	827	22,205
Rexnord Corp.*	5,424	123,667
Spartan Motors, Inc.	2,175	18,705
SPX Corp.*	2,719	65,501
SPX FLOW, Inc.*	2,310	86,232
Standex International Corp.	831	73,045
Sun Hydraulics Corp.	1,522	65,126
Supreme Industries, Inc., Class A	848	15,026
Tennant Co.	1,145	80,150
Titan International, Inc.	2,895	30,021
TriMas Corp.*	2,948	64,266
Wabash National Corp.	3,904	78,041
Watts Water Technologies, Inc., Class A	1,820	113,022
Woodward, Inc.	3,465	236,036
		4,148,445
Marine - 0.1%
Costamare, Inc.	1,968	12,891
Matson, Inc.	2,830	82,806
Scorpio Bulkers, Inc.*	3,653	21,187
		116,884
Media - 1.1%
AMC Entertainment Holdings, Inc., Class A	3,508	78,930
Central European Media Enterprises Ltd., Class A*	5,002	19,508
Daily Journal Corp.*	73	15,352
Entercom Communications Corp., Class A	1,697	17,479
Entravision Communications Corp., Class A	4,256	24,472
Eros International plc*	1,935	18,576
EW Scripps Co. (The), Class A*	3,896	66,933
Gannett Co., Inc.	7,691	60,374
Global Eagle Entertainment, Inc.*	3,063	9,465
Gray Television, Inc.*	4,195	50,550
Hemisphere Media Group, Inc.*	352	3,960
IMAX Corp.*	3,853	96,518
Liberty Media Corp-Liberty Braves, Class A*	599	14,208
Liberty Media Corp-Liberty Braves, Class C*	2,059	48,016
Liberty Media Corp-Liberty Formula One, Class A*	1,497	47,754
Liberty Media Corp-Liberty Formula One, Class C*	3,021	100,599
Loral Space & Communications, Inc.*	843	33,298
MDC Partners, Inc., Class A	3,588	29,780
Meredith Corp.	2,455	132,815
MSG Networks, Inc., Class A*	3,894	81,969
National CineMedia, Inc.	4,025	29,262
New Media Investment Group, Inc.	2,965	38,337
New York Times Co. (The), Class A	8,143	143,317
Nexstar Media Group, Inc., Class A	2,843	162,621
Reading International, Inc., Class A*	1,100	17,556
Saga Communications, Inc., Class A	239	11,580
Salem Media Group, Inc.	723	4,953
Scholastic Corp.	1,769	75,236
Sinclair Broadcast Group, Inc., Class A	4,810	155,844
Time, Inc.	6,723	84,037
Townsquare Media, Inc., Class A*	565	5,684
tronc, Inc.*	1,744	19,568
Urban One, Inc., Class D*	1,614	3,228
World Wrestling Entertainment, Inc., Class A	2,364	48,249
		1,750,028
Metals & Mining - 0.9%
AK Steel Holding Corp.*	20,396	124,416
Allegheny Technologies, Inc.	7,103	109,599
Ampco-Pittsburgh Corp.	560	8,792
Carpenter Technology Corp.	3,025	110,322
Century Aluminum Co.*	3,263	47,052
Cliffs Natural Resources, Inc.*	18,428	108,541
Coeur Mining, Inc.*	11,774	109,263
Commercial Metals Co.	7,517	136,058
Ferroglobe plc	4,278	45,090
Gold Resource Corp.	3,271	11,547
Handy & Harman Ltd.*	191	5,453
Haynes International, Inc.	813	29,105

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
Hecla Mining Co.	24,969	143,322
Kaiser Aluminum Corp.	1,159	95,455
Materion Corp.	1,302	44,528
Olympic Steel, Inc.	600	9,882
Ramaco Resources, Inc.*	397	2,493
Ryerson Holding Corp.*	824	6,880
Schnitzer Steel Industries, Inc., Class A	1,707	32,945
SunCoke Energy, Inc.*	4,217	36,857
TimkenSteel Corp.*	2,580	33,798
Worthington Industries, Inc.	2,947	123,686
		1,375,084
Mortgage Real Estate Investment Trusts (REITs) - 0.8%
AG Mortgage Investment Trust, Inc.	1,838	34,242
Anworth Mortgage Asset Corp.	6,263	37,891
Apollo Commercial Real Estate Finance, Inc.	5,340	98,576
Ares Commercial Real Estate Corp.	1,758	23,258
ARMOUR Residential REIT, Inc.	2,404	62,480
Capstead Mortgage Corp.	6,249	65,865
CYS Investments, Inc.	9,915	83,584
Dynex Capital, Inc.	2,935	20,134
Great Ajax Corp.	973	13,564
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	3,152	69,060
Invesco Mortgage Capital, Inc.	7,366	118,887
Ladder Capital Corp.	2,847	40,057
MTGE Investment Corp.	3,010	54,933
New Residential Investment Corp.	19,513	313,964
New York Mortgage Trust, Inc.	7,198	44,772
Orchid Island Capital, Inc.	2,026	20,361
Owens Realty Mortgage, Inc.	656	10,745
PennyMac Mortgage Investment Trust	4,458	78,104
Redwood Trust, Inc.	4,989	84,414
Resource Capital Corp.	1,981	19,097
Western Asset Mortgage Capital Corp.	2,678	27,316
		1,321,304
Multiline Retail - 0.1%
Big Lots, Inc.	2,915	142,340
Fred’s, Inc., Class A	2,311	31,799
Ollie’s Bargain Outlet Holdings, Inc.*	1,323	54,442
Sears Holdings Corp.*	737	5,446
Tuesday Morning Corp.*	2,936	4,991
		239,018
Multi-Utilities - 0.4%
Avista Corp.	4,143	177,486
Black Hills Corp.	3,378	234,906
NorthWestern Corp.	3,185	197,342
Unitil Corp.	908	43,203
		652,937
Oil, Gas & Consumable Fuels - 1.5%
Abraxas Petroleum Corp.*	9,570	17,609
Adams Resources & Energy, Inc.	138	5,502
Alon USA Energy, Inc.	2,064	25,490
Ardmore Shipping Corp.	1,845	13,284
Bill Barrett Corp.*	4,033	13,954
California Resources Corp.*	2,074	22,586
Callon Petroleum Co.*	12,165	137,708
Carrizo Oil & Gas, Inc.*	4,045	88,747
Clean Energy Fuels Corp.*	6,825	15,970
Cobalt International Energy, Inc.*	26,695	6,028
Contango Oil & Gas Co.*	1,463	9,012
CVR Energy, Inc.	1,035	20,659
Delek US Holdings, Inc.	4,033	98,889
Denbury Resources, Inc.*	23,009	35,204
DHT Holdings, Inc.	6,005	25,341
Dorian LPG Ltd.*	1,585	12,379
Earthstone Energy, Inc.*	140	1,463
Eclipse Resources Corp.*	3,730	8,355
EP Energy Corp., Class A*	2,531	10,655
Erin Energy Corp.*	946	1,655
Evolution Petroleum Corp.	1,596	11,651
EXCO Resources, Inc.*	9,159	3,024
Frontline Ltd.	4,579	26,512
GasLog Ltd.	2,676	34,654
Gener8 Maritime, Inc.*	2,568	13,610
Golar LNG Ltd.	6,285	146,221
Green Plains, Inc.	2,368	50,557
International Seaways, Inc.*	1,051	20,789
Isramco, Inc.*	48	5,124
Jagged Peak Energy, Inc.*	2,092	27,217
Jones Energy, Inc., Class A*	4,049	8,098
Matador Resources Co.*	5,795	132,068
Navios Maritime Acquisition Corp.	5,277	7,599
Nordic American Tankers Ltd.	6,455	38,472
Northern Oil and Gas, Inc.*	3,058	5,046
Oasis Petroleum, Inc.*	15,256	148,899
Overseas Shipholding Group, Inc., Class A*	2,527	6,671
Pacific Ethanol, Inc.*	1,876	11,068
Panhandle Oil and Gas, Inc., Class A	1,003	19,458
Par Pacific Holdings, Inc.*	2,010	34,592
PDC Energy, Inc.*	3,663	181,905
Renewable Energy Group, Inc.*	2,506	28,318
REX American Resources Corp.*	371	35,289
Ring Energy, Inc.*	2,704	35,098
RSP Permian, Inc.*	6,428	228,773
Sanchez Energy Corp.*	4,408	26,404
Scorpio Tankers, Inc.	10,694	39,782
SemGroup Corp., Class A	4,328	134,168
Ship Finance International Ltd.	3,921	52,933
SRC ENERGY, Inc.*	12,160	83,661
Teekay Corp.	3,207	19,595
Teekay Tankers Ltd., Class A	7,621	14,327
W&T Offshore, Inc.*	2,326	4,745
Western Refining, Inc.	5,279	191,100
Westmoreland Coal Co.*	1,205	7,917
WildHorse Resource Development Corp.*	1,311	15,627
		2,421,462
Paper & Forest Products - 0.4%
Boise Cascade Co.*	2,553	68,803
Clearwater Paper Corp.*	1,109	51,402
Deltic Timber Corp.	694	47,095
KapStone Paper and Packaging Corp.	5,649	119,363
Louisiana-Pacific Corp.*	9,434	210,189
Neenah Paper, Inc.	1,086	84,708
PH Glatfelter Co.	2,844	52,131
Schweitzer-Mauduit International, Inc.	1,981	73,852
		707,543
Personal Products - 0.2%
Avon Products, Inc.*	28,821	97,991
elf Beauty, Inc.*	634	15,514
Inter Parfums, Inc.	1,142	39,742
Lifevantage Corp.*	899	3,587
Medifast, Inc.	684	28,461
Natural Health Trends Corp.	485	13,512
Nature’s Sunshine Products, Inc.	557	7,046
Nutraceutical International Corp.	540	22,545
Revlon, Inc., Class A*	768	14,285
USANA Health Sciences, Inc.*	679	43,728
		286,411
Pharmaceuticals - 1.4%
AcelRx Pharmaceuticals, Inc.*	2,315	5,787
Aclaris Therapeutics, Inc.*	737	17,526
Aerie Pharmaceuticals, Inc.*	1,886	104,579
Agile Therapeutics, Inc.*	868	2,847
Amphastar Pharmaceuticals, Inc.*	2,328	39,739
Ampio Pharmaceuticals, Inc.*	3,149	2,758
ANI Pharmaceuticals, Inc.*	518	22,631

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
Aratana Therapeutics, Inc.*	2,182	12,568
Axsome Therapeutics, Inc.*	869	3,346
Bio-Path Holdings, Inc.*	5,788	2,026
Catalent, Inc.*	6,517	231,549
Cempra, Inc.*	2,919	11,092
Clearside Biomedical, Inc.*	645	4,438
Collegium Pharmaceutical, Inc.*	1,078	8,861
Corcept Therapeutics, Inc.*	4,886	55,261
Depomed, Inc.*	3,993	41,847
Dermira, Inc.*	1,893	51,906
Durect Corp.*	8,255	10,154
Egalet Corp.*	1,449	3,101
Endocyte, Inc.*	2,486	6,339
Flex Pharma, Inc.*	696	2,443
Heska Corp.*	399	39,365
Horizon Pharma plc*	10,554	105,540
Impax Laboratories, Inc.*	4,791	73,063
Innoviva, Inc.*	5,287	64,607
Intersect ENT, Inc.*	1,669	42,226
Intra-Cellular Therapies, Inc.*	2,245	23,011
Lannett Co., Inc.*	1,812	36,421
Lipocine, Inc.*	1,083	3,975
Medicines Co. (The)*	4,405	175,187
MyoKardia, Inc.*	843	10,875
Nektar Therapeutics*	9,307	185,023
Neos Therapeutics, Inc.*	1,180	9,912
Novan, Inc.*	312	1,544
Novus Therapeutics, Inc.*	74	378
Ocular Therapeutix, Inc.*	1,359	13,862
Omeros Corp.*	2,646	39,981
Pacira Pharmaceuticals, Inc.*	2,383	105,805
Paratek Pharmaceuticals, Inc.*	1,291	25,885
Phibro Animal Health Corp., Class A	1,226	43,216
Prestige Brands Holdings, Inc.*	3,481	175,373
Reata Pharmaceuticals, Inc., Class A*	416	11,494
Revance Therapeutics, Inc.*	1,337	29,748
SciClone Pharmaceuticals, Inc.*	3,277	31,131
Sucampo Pharmaceuticals, Inc., Class A*	1,532	15,320
Supernus Pharmaceuticals, Inc.*	3,068	115,357
Teligent, Inc.*	2,708	22,422
Tetraphase Pharmaceuticals, Inc.*	2,378	16,384
TherapeuticsMD, Inc.*	9,817	40,741
Theravance Biopharma, Inc.*	2,624	95,776
Titan Pharmaceuticals, Inc.*	1,230	2,891
WaVe Life Sciences Ltd.*	571	10,792
Zogenix, Inc.*	1,623	20,612
		2,228,715
Professional Services - 1.0%
Acacia Research Corp.*	3,267	12,905
Advisory Board Co. (The)*	2,679	138,504
Barrett Business Services, Inc.	461	26,309
CBIZ, Inc.*	3,229	48,758
Cogint, Inc.*	993	5,362
CRA International, Inc.	522	18,046
Exponent, Inc.	1,674	99,268
Franklin Covey Co.*	668	13,193
FTI Consulting, Inc.*	2,716	93,783
GP Strategies Corp.*	833	20,450
Heidrick & Struggles International, Inc.	1,198	25,817
Hill International, Inc.*	2,114	10,359
Huron Consulting Group, Inc.*	1,414	58,752
ICF International, Inc.*	1,181	55,566
Insperity, Inc.	1,027	77,487
Kelly Services, Inc., Class A	1,920	44,602
Kforce, Inc.	1,604	28,872
Korn/Ferry International	3,748	120,348
Mistras Group, Inc.*	1,122	23,472
Navigant Consulting, Inc.*	3,110	60,614
On Assignment, Inc.*	3,328	174,387
Resources Connection, Inc.	1,885	23,657
RPX Corp.*	3,248	43,003
TriNet Group, Inc.*	2,756	85,243
TrueBlue, Inc.*	2,755	73,972
WageWorks, Inc.*	2,388	168,951
		1,551,680
Real Estate Management & Development - 0.4%
Alexander & Baldwin, Inc.	3,051	122,101
Altisource Portfolio Solutions SA*	756	15,559
Consolidated-Tomoka Land Co.	267	14,365
Forestar Group, Inc.*	2,749	38,898
FRP Holdings, Inc.*	412	17,345
Griffin Industrial Realty, Inc.	47	1,461
HFF, Inc., Class A	2,348	73,234
Kennedy-Wilson Holdings, Inc.	5,397	105,781
Marcus & Millichap, Inc.*	950	22,971
RE/MAX Holdings, Inc., Class A	1,162	61,760
RMR Group, Inc. (The), Class A	453	22,242
St Joe Co. (The)*	3,304	58,316
Stratus Properties, Inc.	407	11,213
Tejon Ranch Co.*	910	18,218
Trinity Place Holdings, Inc.*	1,426	9,540
		593,004
Road & Rail - 0.4%
ArcBest Corp.	1,610	30,268
Celadon Group, Inc.	1,782	3,564
Covenant Transportation Group, Inc., Class A*	776	14,294
Heartland Express, Inc.	3,013	58,603
Knight Transportation, Inc.	4,380	146,073
Marten Transport Ltd.	1,504	37,224
PAM Transportation Services, Inc.*	154	2,717
Roadrunner Transportation Systems, Inc.*	2,001	12,706
Saia, Inc.*	1,649	76,184
Swift Transportation Co.*	4,887	117,044
Universal Logistics Holdings, Inc.	545	7,521
USA Truck, Inc.*	533	3,512
Werner Enterprises, Inc.	2,923	79,652
YRC Worldwide, Inc.*	2,129	19,565
		608,927
Semiconductors & Semiconductor Equipment - 3.2%
Advanced Energy Industries, Inc.*	2,585	198,864
Advanced Micro Devices, Inc.*	49,220	550,772
Alpha & Omega Semiconductor Ltd.*	1,250	23,275
Ambarella, Inc.*	2,095	122,641
Amkor Technology, Inc.*	6,550	74,277
Axcelis Technologies, Inc.*	1,907	41,477
Brooks Automation, Inc.	4,445	122,460
Cabot Microelectronics Corp.	1,541	116,330
Cavium, Inc.*	4,219	307,860
CEVA, Inc.*	1,289	54,460
Cirrus Logic, Inc.*	4,100	270,395
Cohu, Inc.	1,726	31,638
Diodes, Inc.*	2,491	63,795
DSP Group, Inc.*	1,411	16,720
Entegris, Inc.*	9,254	228,574
FormFactor, Inc.*	4,496	66,091
Ichor Holdings Ltd.*	447	10,496
Impinj, Inc.*	400	17,460
Inphi Corp.*	2,628	104,279
Integrated Device Technology, Inc.*	8,818	225,565
IXYS Corp.	1,643	24,234
Kopin Corp.*	4,031	13,907
Lattice Semiconductor Corp.*	7,848	54,544
MACOM Technology Solutions Holdings, Inc.*	2,063	125,795
MaxLinear, Inc.*	3,654	113,822
Microsemi Corp.*	7,451	365,919
MKS Instruments, Inc.	3,483	284,735
Monolithic Power Systems, Inc.	2,549	250,312
Nanometrics, Inc.*	1,548	43,034
NeoPhotonics Corp.*	2,017	18,173

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
NVE Corp.	312	24,629
PDF Solutions, Inc.*	1,768	28,712
Photronics, Inc.*	4,270	42,914
Power Integrations, Inc.	1,794	120,108
Rambus, Inc.*	7,115	84,242
Rudolph Technologies, Inc.*	1,959	46,820
Semtech Corp.*	4,229	161,548
Sigma Designs, Inc.*	2,345	14,656
Silicon Laboratories, Inc.*	2,700	201,960
Synaptics, Inc.*	2,295	127,510
Ultra Clean Holdings, Inc.*	2,100	47,964
Veeco Instruments, Inc.*	2,979	93,686
Xcerra Corp.*	3,462	33,616
Xperi Corp.	3,222	98,754
		5,069,023
Software - 3.1%
8x8, Inc.*	5,772	78,788
A10 Networks, Inc.*	2,883	23,554
ACI Worldwide, Inc.*	7,548	172,547
American Software, Inc., Class A	1,687	18,118
Aspen Technology, Inc.*	5,104	312,161
Barracuda Networks, Inc.*	1,440	31,565
Blackbaud, Inc.	3,088	255,470
Blackline, Inc.*	654	22,079
Bottomline Technologies de, Inc.*	2,629	65,751
BroadSoft, Inc.*	1,924	76,960
Callidus Software, Inc.*	3,988	95,313
CommVault Systems, Inc.*	2,532	142,109
Digimarc Corp.*	632	22,025
Ebix, Inc.	1,649	91,272
Ellie Mae, Inc.*	2,145	235,006
EnerNOC, Inc.*	1,750	9,538
Everbridge, Inc.*	571	14,766
Exa Corp.*	908	12,612
Fair Isaac Corp.	2,027	268,902
Gigamon, Inc.*	2,125	81,069
Globant SA*	1,681	65,828
Glu Mobile, Inc.*	6,732	17,099
Guidance Software, Inc.*	1,479	9,480
HubSpot, Inc.*	1,888	136,125
Imperva, Inc.*	1,876	92,674
Jive Software, Inc.*	3,776	19,918
Majesco*	384	1,824
MicroStrategy, Inc., Class A*	621	113,246
Mitek Systems, Inc.*	1,926	15,023
MobileIron, Inc.*	3,041	16,421
Model N, Inc.*	1,453	18,816
Monotype Imaging Holdings, Inc.	2,654	51,886
Park City Group, Inc.*	845	10,563
Paycom Software, Inc.*	2,879	188,402
Paylocity Holding Corp.*	1,410	66,059
Pegasystems, Inc.	2,359	137,884
Progress Software Corp.	3,277	95,688
Proofpoint, Inc.*	2,671	229,706
PROS Holdings, Inc.*	1,648	49,226
QAD, Inc., Class A	616	20,051
Qualys, Inc.*	1,780	74,760
Rapid7, Inc.*	1,302	23,905
RealPage, Inc.*	3,536	122,346
RingCentral, Inc., Class A*	3,834	130,739
Rosetta Stone, Inc.*	1,263	14,992
Rubicon Project, Inc. (The)*	2,435	12,126
Sapiens International Corp. NV*	1,589	19,720
SecureWorks Corp., Class A*	396	4,308
Silver Spring Networks, Inc.*	2,479	25,236
Synchronoss Technologies, Inc.*	2,701	34,519
Take-Two Interactive Software, Inc.*	6,376	489,294
Telenav, Inc.*	2,131	17,368
TiVo Corp.	7,660	136,348
Varonis Systems, Inc.*	700	25,445
VASCO Data Security International, Inc.*	1,973	27,030
Verint Systems, Inc.*	4,064	167,030
VirnetX Holding Corp.*	3,166	10,764
Workiva, Inc.*	1,437	26,153
Zendesk, Inc.*	5,311	137,980
Zix Corp.*	3,482	20,091
		4,905,678
Specialty Retail - 1.7%
Aaron’s, Inc.	4,301	157,073
Abercrombie & Fitch Co., Class A	4,454	58,748
American Eagle Outfitters, Inc.	10,901	125,362
America’s Car-Mart, Inc.*	516	18,653
Asbury Automotive Group, Inc.*	1,307	73,127
Ascena Retail Group, Inc.*	11,319	20,035
At Home Group, Inc.*	545	10,213
Barnes & Noble Education, Inc.*	2,621	24,873
Barnes & Noble, Inc.	4,135	27,705
Big 5 Sporting Goods Corp.	1,162	16,152
Boot Barn Holdings, Inc.*	871	6,785
Buckle, Inc. (The)	1,872	31,824
Build-A-Bear Workshop, Inc.*	886	9,524
Caleres, Inc.	2,803	76,634
Camping World Holdings, Inc., Class A	786	21,222
Cato Corp. (The), Class A	1,671	33,687
Chico’s FAS, Inc.	8,537	80,760
Children’s Place, Inc. (The)	1,139	123,240
Citi Trends, Inc.	942	17,191
Conn’s, Inc.*	1,328	22,709
Container Store Group, Inc. (The)*	1,042	6,002
Destination XL Group, Inc.*	2,373	5,695
DSW, Inc., Class A	4,403	74,102
Express, Inc.*	4,865	37,752
Finish Line, Inc. (The), Class A	2,735	38,591
Five Below, Inc.*	3,505	179,807
Francesca’s Holdings Corp.*	2,501	31,663
Genesco, Inc.*	1,260	46,872
GNC Holdings, Inc., Class A	4,491	34,042
Group 1 Automotive, Inc.	1,359	81,744
Guess?, Inc.	4,002	48,184
Haverty Furniture Cos., Inc.	1,219	29,195
Hibbett Sports, Inc.*	1,392	32,294
Kirkland’s, Inc.*	965	8,733
Lithia Motors, Inc., Class A	1,554	141,181
Lumber Liquidators Holdings, Inc.*	1,722	49,904
MarineMax, Inc.*	1,617	29,187
Monro Muffler Brake, Inc.	2,054	101,878
Office Depot, Inc.	33,880	173,127
Party City Holdco, Inc.*	1,761	29,145
Pier 1 Imports, Inc.	5,297	26,538
Rent-A-Center, Inc.	3,394	38,726
Restoration Hardware Holdings, Inc.*	2,238	125,574
Sears Hometown and Outlet Stores, Inc.*	736	2,245
Select Comfort Corp.*	2,829	81,475
Shoe Carnival, Inc.	872	17,822
Sonic Automotive, Inc., Class A	1,829	34,385
Sportsman’s Warehouse Holdings, Inc.*	1,688	9,841
Stage Stores, Inc.	1,677	3,639
Stein Mart, Inc.	2,037	2,974
Tailored Brands, Inc.	3,197	33,952
Tile Shop Holdings, Inc.	2,131	41,874
Tilly’s, Inc., Class A	761	8,029
Vitamin Shoppe, Inc.*	1,581	18,340
West Marine, Inc.	1,206	11,855
Winmark Corp.	147	18,007
Zumiez, Inc.*	1,180	16,815
		2,626,706
Technology Hardware, Storage & Peripherals - 0.4%
3D Systems Corp.*	7,019	143,539
Avid Technology, Inc.*	2,103	10,957
CPI Card Group, Inc.	1,374	2,679

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
Cray, Inc.*	2,634	46,754
Diebold Nixdorf, Inc.	4,477	118,417
Eastman Kodak Co.*	1,114	10,304
Electronics For Imaging, Inc.*	3,076	145,864
Immersion Corp.*	1,893	16,091
Pure Storage, Inc., Class A*	4,459	57,699
Stratasys Ltd.*	3,209	86,322
Super Micro Computer, Inc.*	2,529	62,213
USA Technologies, Inc.*	2,345	10,904
		711,743
Textiles, Apparel & Luxury Goods - 0.6%
Columbia Sportswear Co.	1,764	95,750
Crocs, Inc.*	4,822	32,934
Culp, Inc.	704	22,598
Deckers Outdoor Corp.*	2,123	147,251
Delta Apparel, Inc.*	465	8,779
Fossil Group, Inc.*	2,744	29,553
G-III Apparel Group Ltd.*	2,813	55,050
Iconix Brand Group, Inc.*	2,803	16,790
Movado Group, Inc.	1,007	21,248
Oxford Industries, Inc.	993	53,364
Perry Ellis International, Inc.*	822	15,076
Sequential Brands Group, Inc.*	2,568	8,243
Steven Madden Ltd.*	4,029	158,138
Superior Uniform Group, Inc.	525	10,133
Unifi, Inc.*	1,024	28,815
Vera Bradley, Inc.*	1,326	12,478
Vince Holding Corp.*	1,410	847
Wolverine World Wide, Inc.	6,340	164,840
		881,887
Thrifts & Mortgage Finance - 1.7%
Astoria Financial Corp.	6,024	111,565
Bank Mutual Corp.	2,670	23,630
BankFinancial Corp.	993	14,577
Bear State Financial, Inc.	1,174	10,261
Beneficial Bancorp, Inc.	4,593	67,287
BofI Holding, Inc.*	3,923	87,091
Capitol Federal Financial, Inc.	8,343	115,300
Charter Financial Corp.	890	15,931
Clifton Bancorp, Inc.	1,432	23,270
Dime Community Bancshares, Inc.	2,045	38,855
ESSA Bancorp, Inc.	534	7,770
Essent Group Ltd.*	4,886	177,215
EverBank Financial Corp.	6,737	131,035
Federal Agricultural Mortgage Corp., Class C	562	34,057
First Defiance Financial Corp.	631	32,875
Flagstar Bancorp, Inc.*	1,369	39,550
Greene County Bancorp, Inc.	198	4,811
Hingham Institution for Savings	88	15,509
Home Bancorp, Inc.	376	13,085
HomeStreet, Inc.*	1,671	44,783
Impac Mortgage Holdings, Inc.*	652	10,712
Kearny Financial Corp.	5,712	79,682
LendingTree, Inc.*	416	64,730
Meridian Bancorp, Inc.	3,156	51,127
Meta Financial Group, Inc.	539	46,138
MGIC Investment Corp.*	22,330	236,251
Nationstar Mortgage Holdings, Inc.*	2,117	34,549
NMI Holdings, Inc., Class A*	3,232	33,613
Northfield Bancorp, Inc.	2,753	45,314
Northwest Bancshares, Inc.	6,286	96,742
OceanFirst Financial Corp.	1,682	44,573
Ocwen Financial Corp.*	6,582	16,323
Oritani Financial Corp.	2,524	41,772
PennyMac Financial Services, Inc., Class A*	889	14,313
PHH Corp.*	3,466	46,618
Provident Bancorp, Inc.*	288	5,976
Provident Financial Holdings, Inc.	432	8,208
Provident Financial Services, Inc.	3,996	93,267
Radian Group, Inc.	14,090	226,285
SI Financial Group, Inc.	728	10,920
Southern Missouri Bancorp, Inc.	382	11,995
Territorial Bancorp, Inc.	495	14,880
TrustCo Bank Corp.	5,974	43,909
United Community Financial Corp.	3,042	24,062
United Financial Bancorp, Inc.	3,280	53,103
Walker & Dunlop, Inc.*	1,801	84,125
Washington Federal, Inc.	5,949	190,071
Waterstone Financial, Inc.	1,664	31,450
Western New England Bancorp, Inc.	1,639	16,308
WSFS Financial Corp.	1,873	82,599
		2,768,072
Tobacco - 0.2%
Alliance One International, Inc.*	545	5,722
Turning Point Brands, Inc.*	390	6,533
Universal Corp.	1,614	107,170
Vector Group Ltd.	6,072	132,005
		251,430
Trading Companies & Distributors - 0.9%
Aircastle Ltd.	3,124	68,197
Applied Industrial Technologies, Inc.	2,376	146,718
Beacon Roofing Supply, Inc.*	3,913	188,724
BMC Stock Holdings, Inc.*	3,605	70,297
CAI International, Inc.*	1,025	19,731
DXP Enterprises, Inc.*	1,018	36,475
Foundation Building Materials, Inc.*	847	11,435
GATX Corp.	2,676	159,168
GMS, Inc.*	465	15,187
H&E Equipment Services, Inc.	2,065	41,073
Kaman Corp.	1,756	84,832
Lawson Products, Inc.*	413	8,797
MRC Global, Inc.*	6,134	110,719
Neff Corp., Class A*	623	10,591
NOW, Inc.*	7,001	115,587
Real Industry, Inc.*	1,715	4,802
Rush Enterprises, Inc., Class A*	1,928	69,119
Rush Enterprises, Inc., Class B*	398	13,122
SiteOne Landscape Supply, Inc.*	761	40,470
Textainer Group Holdings Ltd.*	1,484	16,324
Titan Machinery, Inc.*	1,159	19,529
Triton International Ltd.	2,624	73,524
Univar, Inc.*	2,813	85,571
Veritiv Corp.*	539	23,824
Willis Lease Finance Corp.*	255	6,661
		1,440,477
Transportation Infrastructure - 0.0%(b)
Wesco Aircraft Holdings, Inc.*	3,640	35,126

Water Utilities - 0.3%
American States Water Co.	2,390	109,438
AquaVenture Holdings Ltd.*	473	8,017
Artesian Resources Corp., Class A	507	17,811
California Water Service Group	3,144	108,940
Connecticut Water Service, Inc.	709	37,620
Consolidated Water Co. Ltd.	951	11,269
Global Water Resources, Inc.	539	5,110
Middlesex Water Co.	1,038	36,662
SJW Group	1,068	51,307
York Water Co. (The)	842	27,870
		414,044
Wireless Telecommunication Services - 0.1%
Boingo Wireless, Inc.*	2,330	37,443
NII Holdings, Inc.*	3,502	1,989
Shenandoah Telecommunications Co.	3,026	92,747
Spok Holdings, Inc.	1,340	23,316
		155,495
TOTAL COMMON STOCKS (Cost $121,945,150)		121,612,495

See accompanying notes to the financial statements.

Investments	No. of Rights	Value ($)
RIGHTS - 0.1%
Biotechnology - 0.1%
Dyax Corp., CVR*(c)(d)	11,283	12,524
Tobira Therapeutics, Inc., CVR*(c)(d)	756	10,388
		22,912
Pharmaceuticals - 0.0%
ANI Pharmaceuticals, Inc., CVR*(c)(d)	2	—
Omthera Pharmaceuticals, Inc., CVR, at $4.70*(c)(d)	3,327	—
TOTAL RIGHTS (Cost $—)		22,912

	Principal Amount ($)
SHORT-TERM INVESTMENT(a) - 8.1%
REPURCHASE AGREEMENT(e) - 8.1%
Repurchase Agreements with various counterparties, rates 0.60% - 0.81%, dated 5/31/2017, due 6/1/2017, total to be received $12,881,874 (Cost $12,881,590)	12,881,590	12,881,590
Total Investments - 85.1% (Cost $134,826,740)		134,516,997
Other Assets Less Liabilities - 14.9%		23,640,263
Net assets - 100.0%		158,157,260

*                 Non-income producing security.

(a)         All or a portion of this security is segregated in connection with obligations for swaps with a total value of $7,870,963.

(b)         Represents less than 0.05% of net assets.

(c)          Security fair valued as of 5/31/2017 in accordance with procedures approved by the Board of Trustees. Total value of all such securities at 5/31/2017 amounted to $22,912, which represents approximately 0.01% of net assets of the Fund.

(d)         Illiquid security.

(e)          The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See “Repurchase Agreements” under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subjected to repurchase.

Abbreviations

CVR                                             Contingent Value Rights — No defined expiration

As of May 31, 2017, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$6,038,870
Aggregate gross unrealized depreciation	(7,988,674)
Net unrealized depreciation	$(1,949,804)
Federal income tax cost of investments	$136,466,801

See accompanying notes to the financial statements.

Futures Contracts Purchased

Ultra Russell2000 had the following open long futures contracts as of May 31, 2017:

	Number of Contracts	Expiration Date	Notional Amount at Value	Unrealized Appreciation
E-Mini Russell 2000 Futures Contracts	67	6/16/2017	$4,586,820	$12,773

Cash collateral in the amount of $224,450 was pledged to cover margin requirements for open futures contracts as of May 31, 2017.

Swap Agreements(1)

Ultra Russell2000 had the following open swap agreements as of May 31, 2017:

Notional Amount at Value	Termination Date	Counterparty	Rate Paid (Received)(2)	Underlying Instrument	Unrealized Appreciation/ (Depreciation)(3)	Financial Instruments for the Benefit of (the Fund)/ the Counterparty	Cash Collateral for the Benefit of (the Fund)/ the Counterparty	Net Amount(4)
$24,835,317	11/6/2018	Bank of America NA	0.69%	Russell 2000® Index	$2,000,384	$(2,000,384)	$—	$—

29,052,300	11/6/2017	Citibank NA	0.75%	Russell 2000® Index	1,368,781	(1,368,781)	—	—

12,801,329	11/6/2017	Credit Suisse International	0.74%	Russell 2000® Index	2,572,465	—	(2,572,465)	—

9,708,591	11/6/2017	Goldman Sachs International	1.10%	Russell 2000® Index	3,394,004	(3,376,101)	—	17,903

2,936,319	11/6/2017	Morgan Stanley & Co. International plc	0.49%	iShares® Russell 2000 ETF	423,245
31,686,610	11/6/2017	Morgan Stanley & Co. International plc	0.74%	Russell 2000® Index	12,522,570
34,622,929					12,945,815	(12,945,815)	—	—

26,010,361	11/6/2017	Societe Generale	1.09%	Russell 2000® Index	(453,175)	328,589	124,586	—

53,095,857	11/6/2017	UBS AG	0.99%	Russell 2000® Index	70,473	—	(70,473)	—

$190,126,684					$21,898,747

(1)             The Fund’s Swap Agreements are not accounted for as hedging instruments under ASC 815.

(2)             Reflects the floating financing rate, as of May 31, 2017, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions.

(3)             The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or “net” these amounts on its Statements of Assets and Liabilities.

(4)             Represents the “uncollateralized” amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum “thresholds” that would need to be exceeded prior to the movement of collateral.  To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

See accompanying notes to the financial statements.

Ultra SmallCap600

Schedule of Portfolio Investments

May 31, 2017

Investments	Shares	Value ($)
COMMON STOCKS(a) - 49.4%
Aerospace & Defense - 0.9%
AAR Corp.	533	18,623
Aerojet Rocketdyne Holdings, Inc.*	1,248	27,331
Aerovironment, Inc.*	344	10,678
Axon Enterprise, Inc.*	873	20,961
Cubic Corp.	416	19,282
Engility Holdings, Inc.*	295	7,767
Mercury Systems, Inc.*	800	31,816
Moog, Inc., Class A*	538	37,681
National Presto Industries, Inc.	82	8,729
Triumph Group, Inc.	827	26,960
		209,828
Air Freight & Logistics - 0.3%
Atlas Air Worldwide Holdings, Inc.*	419	20,405
Echo Global Logistics, Inc.*	456	8,504
Forward Air Corp.	505	26,326
Hub Group, Inc., Class A*	559	20,040
		75,275
Airlines - 0.4%
Allegiant Travel Co.	219	30,003
Hawaiian Holdings, Inc.*	892	44,689
SkyWest, Inc.	865	29,670
		104,362
Auto Components - 0.9%
American Axle & Manufacturing Holdings, Inc.*	1,375	20,776
Cooper-Standard Holdings, Inc.*	295	31,863
Dorman Products, Inc.*	507	42,284
Fox Factory Holding Corp.*	578	18,987
Gentherm, Inc.*	611	23,035
LCI Industries	413	36,757
Motorcar Parts of America, Inc.*	312	9,070
Standard Motor Products, Inc.	335	16,301
Superior Industries International, Inc.	375	7,312
		206,385
Automobiles - 0.0%(b)
Winnebago Industries, Inc.	443	10,854

Banks - 4.1%
Ameris Bancorp	612	26,530
Banc of California, Inc.	828	16,808
Banner Corp.	438	23,516
Boston Private Financial Holdings, Inc.	1,400	20,300
Brookline Bancorp, Inc.	1,264	17,443
Central Pacific Financial Corp.	514	15,549
City Holding Co.	260	16,403
Columbia Banking System, Inc.	971	35,645
Community Bank System, Inc.	821	44,137
Customers Bancorp, Inc.*	475	13,276
CVB Financial Corp.	1,683	34,165
Fidelity Southern Corp.	353	7,551
First BanCorp*	2,612	13,556
First Commonwealth Financial Corp.	1,463	17,966
First Financial Bancorp	1,035	25,927
First Financial Bankshares, Inc.	1,104	42,228
First Midwest Bancorp, Inc.	1,353	29,982
Glacier Bancorp, Inc.	1,277	41,196
Great Western Bancorp, Inc.	980	37,103
Hanmi Financial Corp.	540	14,364
Home BancShares, Inc.	2,107	49,325
Hope Bancorp, Inc.	2,122	36,944
Independent Bank Corp.	451	27,263
LegacyTexas Financial Group, Inc.	695	24,478
National Bank Holdings Corp., Class A	444	13,551
NBT Bancorp, Inc.	724	25,441
OFG Bancorp	733	6,854
Old National Bancorp	2,256	35,645
Opus Bank	303	6,514
Pinnacle Financial Partners, Inc.	781	46,977
S&T Bancorp, Inc.	583	19,455
ServisFirst Bancshares, Inc.	740	25,338
Simmons First National Corp., Class A	497	25,223
Southside Bancshares, Inc.	454	14,785
Sterling Bancorp	2,263	48,541
Tompkins Financial Corp.	205	15,541
United Community Banks, Inc.	1,184	30,512
Westamerica Bancorp	438	22,474
		968,506
Beverages - 0.1%
Coca-Cola Bottling Co. Consolidated	77	17,536

Biotechnology - 0.8%
Acorda Therapeutics, Inc.*	775	10,695
AMAG Pharmaceuticals, Inc.*	573	9,913
Cytokinetics, Inc.*	769	10,420
Eagle Pharmaceuticals, Inc.*	135	9,848
Emergent BioSolutions, Inc.*	577	18,424
Enanta Pharmaceuticals, Inc.*	232	6,979
Ligand Pharmaceuticals, Inc.*	317	34,325
MiMedx Group, Inc.*	1,671	22,859
Momenta Pharmaceuticals, Inc.*	1,079	15,645
Myriad Genetics, Inc.*	1,137	23,138
Progenics Pharmaceuticals, Inc.*	1,169	7,446
Repligen Corp.*	565	22,171
Spectrum Pharmaceuticals, Inc.*	1,183	6,696
		198,559
Building Products - 1.0%
AAON, Inc.	659	23,839
American Woodmark Corp.*	233	21,623
Apogee Enterprises, Inc.	478	25,468
Gibraltar Industries, Inc.*	527	16,390
Griffon Corp.	521	11,306
Insteel Industries, Inc.	292	9,274
Patrick Industries, Inc.*	266	17,609
PGT Innovations, Inc.*	818	9,366
Quanex Building Products Corp.	574	11,824
Simpson Manufacturing Co., Inc.	676	27,162
Trex Co., Inc.*	490	31,492
Universal Forest Products, Inc.	340	29,896
		235,249
Capital Markets - 0.9%
Donnelley Financial Solutions, Inc.*	435	9,909
Evercore Partners, Inc., Class A	654	44,341
Financial Engines, Inc.	955	36,194
Greenhill & Co., Inc.	459	9,295
Interactive Brokers Group, Inc., Class A	1,135	39,589
INTL. FCStone, Inc.*	252	8,709
Investment Technology Group, Inc.	527	10,503
Piper Jaffray Cos.	238	13,959
Virtus Investment Partners, Inc.	108	10,876
Waddell & Reed Financial, Inc., Class A	1,407	23,553
WisdomTree Investments, Inc.	1,915	18,212
		225,140
Chemicals - 1.5%
A Schulman, Inc.	491	14,386
AdvanSix, Inc.*	508	14,615
American Vanguard Corp.	431	7,262
Balchem Corp.	530	41,722
Calgon Carbon Corp.	845	11,872
Flotek Industries, Inc.*	904	8,932
FutureFuel Corp.	379	5,132
Hawkins, Inc.	160	7,528
HB Fuller Co.	838	42,528
Ingevity Corp.*	703	41,526

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
Innophos Holdings, Inc.	325	13,744
Innospec, Inc.	402	25,728
Koppers Holdings, Inc.*	345	12,437
Kraton Corp.*	516	16,667
LSB Industries, Inc.*	341	2,997
Quaker Chemical Corp.	222	30,945
Rayonier Advanced Materials, Inc.	722	12,556
Stepan Co.	325	27,502
Tredegar Corp.	424	6,699
		344,778
Commercial Services & Supplies - 1.8%
ABM Industries, Inc.	927	39,898
Brady Corp., Class A	795	28,540
Brink’s Co. (The)	752	47,451
Essendant, Inc.	625	10,063
Healthcare Services Group, Inc.	1,215	58,162
Interface, Inc.	1,072	22,030
LSC Communications, Inc.	542	11,528
Matthews International Corp., Class A	538	34,297
Mobile Mini, Inc.	739	20,692
Multi-Color Corp.	221	18,984
RR Donnelley & Sons Co.	1,166	13,899
Team, Inc.*	492	12,620
Tetra Tech, Inc.	957	43,974
UniFirst Corp.	258	36,559
US Ecology, Inc.	364	18,209
Viad Corp.	339	14,967
		431,873
Communications Equipment - 0.9%
ADTRAN, Inc.	810	15,592
Applied Optoelectronics, Inc.*	290	20,248
Bel Fuse, Inc., Class B	145	3,480
Black Box Corp.	253	2,075
CalAmp Corp.*	591	11,170
Comtech Telecommunications Corp.	393	5,671
Digi International, Inc.*	441	4,212
Harmonic, Inc.*	1,331	6,722
Lumentum Holdings, Inc.*	926	52,828
NETGEAR, Inc.*	550	23,072
Oclaro, Inc.*	2,113	18,763
Viavi Solutions, Inc.*	3,844	43,168
		207,001
Construction & Engineering - 0.2%
Aegion Corp.*	564	11,162
Comfort Systems USA, Inc.	621	21,393
MYR Group, Inc.*	268	7,869
Orion Group Holdings, Inc.*	462	3,294
		43,718
Construction Materials - 0.1%
US Concrete, Inc.*	244	16,128

Consumer Finance - 0.6%
Encore Capital Group, Inc.*	393	14,227
Enova International, Inc.*	388	5,160
EZCORP, Inc., Class A*	814	6,919
FirstCash, Inc.	806	43,242
Green Dot Corp., Class A*	744	27,335
PRA Group, Inc.*	774	26,935
World Acceptance Corp.*	100	7,812
		131,630
Containers & Packaging - 0.0%(b)
Myers Industries, Inc.	365	6,168

Distributors - 0.1%
Core-Mark Holding Co., Inc.	773	26,321

Diversified Consumer Services - 0.2%
American Public Education, Inc.*	270	5,940
Capella Education Co.	193	16,704
Career Education Corp.*	1,075	10,148
Regis Corp.*	587	5,547
Strayer Education, Inc.	174	15,391
		53,730
Diversified Telecommunication Services - 0.4%
ATN International, Inc.	178	11,648
Cincinnati Bell, Inc.*	703	11,951
Cogent Communications Holdings, Inc.	683	26,910
Consolidated Communications Holdings, Inc.	845	16,832
General Communication, Inc., Class A*	442	16,350
Iridium Communications, Inc.*	1,345	13,316
Lumos Networks Corp.*	394	7,060
		104,067
Electric Utilities - 0.4%
ALLETE, Inc.	835	61,281
El Paso Electric Co.	677	36,558
		97,839
Electrical Equipment - 0.3%
AZZ, Inc.	433	23,490
Encore Wire Corp.	346	14,307
General Cable Corp.	827	13,687
Powell Industries, Inc.	143	4,709
Vicor Corp.*	267	4,526
		60,719
Electronic Equipment, Instruments & Components - 1.9%
Agilysys, Inc.*	252	2,497
Anixter International, Inc.*	475	35,863
Badger Meter, Inc.	486	19,051
Benchmark Electronics, Inc.*	828	26,745
CTS Corp.	547	11,514
Daktronics, Inc.	669	6,643
Electro Scientific Industries, Inc.*	545	4,556
ePlus, Inc.*	220	17,325
Fabrinet*	617	21,737
FARO Technologies, Inc.*	278	9,661
II-VI, Inc.*	908	27,240
Insight Enterprises, Inc.*	592	24,592
Itron, Inc.*	557	37,681
Methode Electronics, Inc.	614	24,652
MTS Systems Corp.	278	14,414
OSI Systems, Inc.*	304	24,074
Park Electrochemical Corp.	317	5,357
Plexus Corp.*	562	29,213
Rogers Corp.*	301	31,969
Sanmina Corp.*	1,240	45,384
ScanSource, Inc.*	421	15,998
TTM Technologies, Inc.*	1,408	22,866
		459,032
Energy Equipment & Services - 0.8%
Archrock, Inc.	1,177	12,358
Atwood Oceanics, Inc.*	1,249	12,540
Bristow Group, Inc.	533	3,491
CARBO Ceramics, Inc.*	353	2,672
Era Group, Inc.*	324	2,725
Exterran Corp.*	526	14,833
Geospace Technologies Corp.*	224	3,358
Gulf Island Fabrication, Inc.	228	2,109
Helix Energy Solutions Group, Inc.*	2,292	11,414
Hornbeck Offshore Services, Inc.*	542	911
Matrix Service Co.*	444	3,619
Newpark Resources, Inc.*	1,414	10,464
Noble Corp. plc	4,084	16,540
Pioneer Energy Services Corp.*	1,290	3,161
SEACOR Holdings, Inc.*	269	16,465
Tesco Corp.*	780	3,627
TETRA Technologies, Inc.*	1,930	5,964
Unit Corp.*	862	15,369
US Silica Holdings, Inc.	1,218	46,284
		187,904

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
Equity Real Estate Investment Trusts (REITs) - 3.0%
Acadia Realty Trust	1,414	38,390
Agree Realty Corp.	437	19,897
American Assets Trust, Inc.	682	26,632
CareTrust REIT, Inc.	1,211	22,101
CBL & Associates Properties, Inc.	2,851	21,924
Cedar Realty Trust, Inc.	1,269	6,332
Chesapeake Lodging Trust	1,003	23,119
CoreSite Realty Corp.	566	59,588
DiamondRock Hospitality Co.	3,342	37,063
EastGroup Properties, Inc.	556	45,281
Four Corners Property Trust, Inc.	999	24,595
Franklin Street Properties Corp.	1,790	20,137
Getty Realty Corp.	450	11,318
Government Properties Income Trust	1,187	25,639
Hersha Hospitality Trust	697	12,971
Independence Realty Trust, Inc.	990	9,514
Kite Realty Group Trust	1,394	25,050
Lexington Realty Trust	3,611	34,702
LTC Properties, Inc.	661	31,860
Parkway, Inc.	713	14,217
Pennsylvania REIT	1,160	12,412
PS Business Parks, Inc.	326	41,167
Ramco-Gershenson Properties Trust	1,323	16,657
Retail Opportunity Investments Corp.	1,824	36,042
Sabra Health Care REIT, Inc.	1,090	25,539
Saul Centers, Inc.	196	11,231
Summit Hotel Properties, Inc.	1,711	30,627
Universal Health Realty Income Trust	209	14,994
Urstadt Biddle Properties, Inc., Class A	496	9,285
		708,284
Food & Staples Retailing - 0.2%
Andersons, Inc. (The)	438	15,374
SpartanNash Co.	626	18,655
SUPERVALU, Inc.*	4,467	17,198
		51,227
Food Products - 0.9%
B&G Foods, Inc.	1,110	45,010
Calavo Growers, Inc.	256	17,331
Cal-Maine Foods, Inc.*	496	18,451
Darling Ingredients, Inc.*	2,749	43,077
J&J Snack Foods Corp.	250	32,525
John B Sanfilippo & Son, Inc.	145	9,392
Sanderson Farms, Inc.	334	39,646
Seneca Foods Corp., Class A*	104	3,203
		208,635
Gas Utilities - 0.6%
Northwest Natural Gas Co.	478	29,278
South Jersey Industries, Inc.	1,327	48,316
Spire, Inc.	805	57,034
		134,628
Health Care Equipment & Supplies - 2.0%
Abaxis, Inc.	376	18,199
Analogic Corp.	208	14,955
AngioDynamics, Inc.*	577	8,701
Anika Therapeutics, Inc.*	244	11,290
Cantel Medical Corp.	606	47,159
CONMED Corp.	414	21,019
CryoLife, Inc.*	451	8,231
Haemonetics Corp.*	868	35,397
ICU Medical, Inc.*	248	40,002
Inogen, Inc.*	270	23,933
Integer Holdings Corp.*	460	18,262
Integra LifeSciences Holdings Corp.*	998	50,249
Invacare Corp.	529	7,485
Lantheus Holdings, Inc.*	430	7,138
LeMaitre Vascular, Inc.	208	6,357
Meridian Bioscience, Inc.	704	9,715
Merit Medical Systems, Inc.*	820	29,110
Natus Medical, Inc.*	549	18,611
Neogen Corp.*	634	40,126
OraSure Technologies, Inc.*	930	14,015
Orthofix International NV*	298	12,418
Surmodics, Inc.*	221	5,392
Varex Imaging Corp.*	624	21,434
		469,198
Health Care Providers & Services - 1.6%
Aceto Corp.	503	7,117
Almost Family, Inc.*	199	11,423
Amedisys, Inc.*	466	27,923
AMN Healthcare Services, Inc.*	797	28,891
BioTelemetry, Inc.*	474	13,675
Chemed Corp.	272	55,668
Community Health Systems, Inc.*	1,900	16,815
CorVel Corp.*	163	7,596
Cross Country Healthcare, Inc.*	526	6,075
Diplomat Pharmacy, Inc.*	724	12,409
Ensign Group, Inc. (The)	799	14,686
HealthEquity, Inc.*	733	33,571
Kindred Healthcare, Inc.	1,421	13,926
Landauer, Inc.	161	7,865
LHC Group, Inc.*	249	14,990
Magellan Health, Inc.*	394	27,087
PharMerica Corp.*	514	12,696
Providence Service Corp. (The)*	203	9,488
Quorum Health Corp.*	492	1,855
Select Medical Holdings Corp.*	1,794	24,040
Tivity Health, Inc.*	559	18,978
US Physical Therapy, Inc.	209	13,219
		379,993
Health Care Technology - 0.6%
Computer Programs & Systems, Inc.	178	5,945
HealthStream, Inc.*	424	11,817
HMS Holdings Corp.*	1,395	25,417
Medidata Solutions, Inc.*	915	65,130
Omnicell, Inc.*	617	24,618
Quality Systems, Inc.*	771	11,843
		144,770
Hotels, Restaurants & Leisure - 1.7%
Belmond Ltd., Class A*	1,410	17,413
Biglari Holdings, Inc.*	17	6,464
BJ’s Restaurants, Inc.*	303	13,574
Bob Evans Farms, Inc.	330	23,235
Boyd Gaming Corp.*	1,377	34,990
Chuy’s Holdings, Inc.*	281	7,559
Dave & Buster’s Entertainment, Inc.*	625	41,688
DineEquity, Inc.	280	12,810
El Pollo Loco Holdings, Inc.*	359	4,900
Fiesta Restaurant Group, Inc.*	449	9,900
ILG, Inc.	1,766	47,576
Marcus Corp. (The)	316	10,428
Marriott Vacations Worldwide Corp.	407	47,424
Monarch Casino & Resort, Inc.*	184	5,548
Penn National Gaming, Inc.*	1,380	26,675
Red Robin Gourmet Burgers, Inc.*	215	15,496
Ruby Tuesday, Inc.*	1,011	2,224
Ruth’s Hospitality Group, Inc.	495	10,692
Scientific Games Corp., Class A*	853	19,790
Shake Shack, Inc., Class A*	299	11,069
Sonic Corp.	733	21,418
Wingstop, Inc.	482	13,742
		404,615
Household Durables - 1.0%
CalAtlantic Group, Inc.	1	36
Cavco Industries, Inc.*	141	15,545
Ethan Allen Interiors, Inc.	425	11,454
Installed Building Products, Inc.*	334	16,566
iRobot Corp.*	455	42,188
La-Z-Boy, Inc.	815	21,597
LGI Homes, Inc.*	284	9,202
M/I Homes, Inc.*	413	11,642

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
MDC Holdings, Inc.	689	23,185
Meritage Homes Corp.*	629	25,097
TopBuild Corp.*	630	33,737
Universal Electronics, Inc.*	242	15,633
William Lyon Homes, Class A*	391	8,856
		234,738
Household Products - 0.2%
Central Garden & Pet Co.*	169	5,057
Central Garden & Pet Co., Class A*	565	16,334
WD-40 Co.	236	24,945
		46,336
Industrial Conglomerates - 0.1%
Raven Industries, Inc.	602	20,378

Insurance - 1.5%
American Equity Investment Life Holding Co.	1,473	36,913
AMERISAFE, Inc.	321	16,628
eHealth, Inc.*	279	5,111
Employers Holdings, Inc.	537	21,507
HCI Group, Inc.	142	6,315
Horace Mann Educators Corp.	673	25,742
Infinity Property & Casualty Corp.	184	17,618
Maiden Holdings Ltd.	1,224	12,913
Navigators Group, Inc. (The)	370	19,610
ProAssurance Corp.	888	52,880
RLI Corp.	638	35,435
Safety Insurance Group, Inc.	238	15,839
Selective Insurance Group, Inc.	971	49,618
Stewart Information Services Corp.	390	17,644
United Fire Group, Inc.	361	15,613
United Insurance Holdings Corp.	299	4,853
Universal Insurance Holdings, Inc.	546	13,459
		367,698
Internet & Direct Marketing Retail - 0.3%
FTD Cos., Inc.*	286	4,954
Nutrisystem, Inc.	499	25,973
PetMed Express, Inc.	343	12,036
Shutterfly, Inc.*	562	27,813
		70,776
Internet Software & Services - 0.5%
Blucora, Inc.*	646	13,243
DHI Group, Inc.*	828	2,360
Liquidity Services, Inc.*	409	2,536
LivePerson, Inc.*	890	8,499
NIC, Inc.	1,035	20,959
QuinStreet, Inc.*	599	2,327
Shutterstock, Inc.*	317	14,759
SPS Commerce, Inc.*	287	16,692
Stamps.com, Inc.*	262	36,130
XO Group, Inc.*	413	6,819
		124,324
IT Services - 0.9%
CACI International, Inc., Class A*	407	50,102
Cardtronics plc, Class A*	761	26,064
CSG Systems International, Inc.	548	21,860
ExlService Holdings, Inc.*	559	29,275
Forrester Research, Inc.	167	6,580
ManTech International Corp., Class A	427	16,354
Perficient, Inc.*	591	10,207
Sykes Enterprises, Inc.*	659	21,964
TeleTech Holdings, Inc.	264	11,233
Virtusa Corp.*	460	13,349
		206,988
Leisure Products - 0.3%
Callaway Golf Co.	1,579	20,117
Nautilus, Inc.*	512	9,293
Sturm Ruger & Co., Inc.	302	19,237
Vista Outdoor, Inc.*	952	19,973
		68,620
Life Sciences Tools & Services - 0.2%
Albany Molecular Research, Inc.*	372	7,239
Cambrex Corp.*	540	29,052
Luminex Corp.	667	13,514
		49,805
Machinery - 2.6%
Actuant Corp., Class A	988	25,639
Alamo Group, Inc.	158	13,451
Albany International Corp., Class A	482	23,281
Astec Industries, Inc.	319	17,854
Barnes Group, Inc.	835	47,253
Briggs & Stratton Corp.	714	16,979
Chart Industries, Inc.*	512	17,587
CIRCOR International, Inc.	273	17,598
EnPro Industries, Inc.	357	23,851
ESCO Technologies, Inc.	429	24,710
Federal Signal Corp.	997	15,633
Franklin Electric Co., Inc.	643	24,563
Greenbrier Cos., Inc. (The)	473	20,930
Harsco Corp.*	1,338	19,936
Hillenbrand, Inc.	1,063	37,949
John Bean Technologies Corp.	525	45,307
Lindsay Corp.	177	15,112
Lydall, Inc.*	288	14,530
Mueller Industries, Inc.	961	27,177
Proto Labs, Inc.*	407	26,048
SPX Corp.*	705	16,983
SPX FLOW, Inc.*	706	26,355
Standex International Corp.	213	18,723
Tennant Co.	295	20,650
Titan International, Inc.	806	8,358
Wabash National Corp.	1,001	20,010
Watts Water Technologies, Inc., Class A	464	28,814
		615,281
Marine - 0.1%
Matson, Inc.	720	21,067

Media - 0.3%
EW Scripps Co. (The), Class A*	935	16,063
Gannett Co., Inc.	1,896	14,884
New Media Investment Group, Inc.	892	11,533
Scholastic Corp.	449	19,096
World Wrestling Entertainment, Inc., Class A	643	13,124
		74,700
Metals & Mining - 0.5%
AK Steel Holding Corp.*	5,254	32,049
Century Aluminum Co.*	830	11,969
Haynes International, Inc.	209	7,482
Kaiser Aluminum Corp.	292	24,049
Materion Corp.	333	11,389
Olympic Steel, Inc.	152	2,503
SunCoke Energy, Inc.*	1,071	9,361
TimkenSteel Corp.*	650	8,515
		107,317
Mortgage Real Estate Investment Trusts (REITs) - 0.2%
Apollo Commercial Real Estate Finance, Inc.	1,311	24,201
Capstead Mortgage Corp.	1,602	16,885
		41,086
Multiline Retail - 0.2%
Fred’s, Inc., Class A	587	8,077
Ollie’s Bargain Outlet Holdings, Inc.*	799	32,879
Tuesday Morning Corp.*	752	1,278
		42,234
Multi-Utilities - 0.2%
Avista Corp.	1,073	45,967

Oil, Gas & Consumable Fuels - 0.6%
Bill Barrett Corp.*	1,264	4,373

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
Carrizo Oil & Gas, Inc.*	1,022	22,423
Cloud Peak Energy, Inc.*	1,251	4,241
Contango Oil & Gas Co.*	379	2,335
Denbury Resources, Inc.*	6,645	10,167
Green Plains, Inc.	593	12,660
Northern Oil and Gas, Inc.*	728	1,201
PDC Energy, Inc.*	933	46,333
REX American Resources Corp.*	94	8,941
SRC ENERGY, Inc.*	3,349	23,041
		135,715
Paper & Forest Products - 0.5%
Boise Cascade Co.*	640	17,248
Clearwater Paper Corp.*	275	12,746
Deltic Timber Corp.	177	12,011
KapStone Paper and Packaging Corp.	1,468	31,019
Neenah Paper, Inc.	280	21,840
PH Glatfelter Co.	727	13,326
Schweitzer-Mauduit International, Inc.	513	19,125
		127,315
Personal Products - 0.1%
Inter Parfums, Inc.	286	9,953
Medifast, Inc.	186	7,739
		17,692
Pharmaceuticals - 1.0%
Amphastar Pharmaceuticals, Inc.*	599	10,225
ANI Pharmaceuticals, Inc.*	133	5,811
Depomed, Inc.*	1,036	10,857
Heska Corp.*	104	10,261
Impax Laboratories, Inc.*	1,231	18,773
Innoviva, Inc.*	1,294	15,813
Lannett Co., Inc.*	490	9,849
Medicines Co. (The)*	1,191	47,366
Nektar Therapeutics*	2,568	51,052
Phibro Animal Health Corp., Class A	309	10,892
SciClone Pharmaceuticals, Inc.*	859	8,160
Sucampo Pharmaceuticals, Inc., Class A*	413	4,130
Supernus Pharmaceuticals, Inc.*	837	31,471
		234,660
Professional Services - 0.9%
CDI Corp.*	230	1,391
Exponent, Inc.	427	25,321
Heidrick & Struggles International, Inc.	310	6,681
Insperity, Inc.	312	23,540
Kelly Services, Inc., Class A	488	11,336
Korn/Ferry International	958	30,761
Navigant Consulting, Inc.*	783	15,261
On Assignment, Inc.*	809	42,392
Resources Connection, Inc.	496	6,225
TrueBlue, Inc.*	704	18,902
WageWorks, Inc.*	617	43,653
		225,463
Real Estate Management & Development - 0.2%
Forestar Group, Inc.*	550	7,782
HFF, Inc., Class A	587	18,309
RE/MAX Holdings, Inc., Class A	295	15,679
		41,770
Road & Rail - 0.4%
ArcBest Corp.	398	7,482
Heartland Express, Inc.	723	14,062
Knight Transportation, Inc.	1,113	37,119
Marten Transport Ltd.	387	9,578
Roadrunner Transportation Systems, Inc.*	505	3,207
Saia, Inc.*	425	19,635
		91,083
Semiconductors & Semiconductor Equipment - 1.9%
Advanced Energy Industries, Inc.*	663	51,005
Brooks Automation, Inc.	1,160	31,958
Cabot Microelectronics Corp.	418	31,555
CEVA, Inc.*	354	14,956
Cohu, Inc.	417	7,644
Diodes, Inc.*	637	16,314
DSP Group, Inc.*	361	4,278
Kopin Corp.*	1,016	3,505
Kulicke & Soffa Industries, Inc.*	1,184	26,226
MaxLinear, Inc.*	874	27,225
MKS Instruments, Inc.	898	73,411
Nanometrics, Inc.*	420	11,676
Power Integrations, Inc.	491	32,872
Rambus, Inc.*	1,856	21,975
Rudolph Technologies, Inc.*	521	12,452
Semtech Corp.*	1,096	41,867
Veeco Instruments, Inc.*	784	24,655
Xperi Corp.	819	25,102
		458,676
Software - 1.2%
8x8, Inc.*	1,518	20,721
Blackbaud, Inc.	793	65,605
Bottomline Technologies de, Inc.*	631	15,781
Ebix, Inc.	363	20,092
Gigamon, Inc.*	513	19,571
MicroStrategy, Inc., Class A*	157	28,630
Monotype Imaging Holdings, Inc.	689	13,470
Progress Software Corp.	813	23,740
Qualys, Inc.*	492	20,664
Synchronoss Technologies, Inc.*	714	9,125
TiVo Corp.	2,018	35,920
VASCO Data Security International, Inc.*	503	6,891
		280,210
Specialty Retail - 2.0%
Abercrombie & Fitch Co., Class A	1,130	14,905
Asbury Automotive Group, Inc.*	314	17,568
Ascena Retail Group, Inc.*	2,828	5,006
Barnes & Noble Education, Inc.*	643	6,102
Barnes & Noble, Inc.	922	6,177
Big 5 Sporting Goods Corp.	298	4,142
Buckle, Inc. (The)	471	8,007
Caleres, Inc.	717	19,603
Cato Corp. (The), Class A	419	8,447
Children’s Place, Inc. (The)	301	32,568
DSW, Inc., Class A	1,122	18,883
Express, Inc.*	1,309	10,158
Finish Line, Inc. (The), Class A	677	9,553
Five Below, Inc.*	916	46,991
Francesca’s Holdings Corp.*	631	7,988
Genesco, Inc.*	332	12,350
Group 1 Automotive, Inc.	332	19,970
Guess?, Inc.	1,028	12,377
Haverty Furniture Cos., Inc.	322	7,712
Hibbett Sports, Inc.*	367	8,514
Kirkland’s, Inc.*	244	2,208
Lithia Motors, Inc., Class A	399	36,249
Lumber Liquidators Holdings, Inc.*	471	13,650
MarineMax, Inc.*	405	7,310
Monro Muffler Brake, Inc.	544	26,982
Rent-A-Center, Inc.	888	10,132
Restoration Hardware Holdings, Inc.*	563	31,590
Select Comfort Corp.*	717	20,650
Shoe Carnival, Inc.	221	4,519
Sonic Automotive, Inc., Class A	439	8,253
Stein Mart, Inc.	517	755
Tailored Brands, Inc.	814	8,645
Tile Shop Holdings, Inc.	550	10,808
Vitamin Shoppe, Inc.*	398	4,617
Zumiez, Inc.*	291	4,147
		467,536
Technology Hardware, Storage & Peripherals - 0.3%
Cray, Inc.*	680	12,070
Electronics For Imaging, Inc.*	775	36,751

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
Super Micro Computer, Inc.*	629	15,473
		64,294
Textiles, Apparel & Luxury Goods - 0.6%
Crocs, Inc.*	1,230	8,401
Fossil Group, Inc.*	701	7,550
G-III Apparel Group Ltd.*	731	14,306
Iconix Brand Group, Inc.*	937	5,612
Movado Group, Inc.	256	5,401
Oxford Industries, Inc.	249	13,381
Perry Ellis International, Inc.*	202	3,705
Steven Madden Ltd.*	900	35,325
Unifi, Inc.*	255	7,176
Vera Bradley, Inc.*	314	2,955
Wolverine World Wide, Inc.	1,614	41,964
		145,776
Thrifts & Mortgage Finance - 0.8%
Astoria Financial Corp.	1,521	28,169
Bank Mutual Corp.	702	6,213
BofI Holding, Inc.*	962	21,356
Dime Community Bancshares, Inc.	519	9,861
HomeStreet, Inc.*	420	11,256
LendingTree, Inc.*	121	18,827
Northfield Bancorp, Inc.	753	12,394
Northwest Bancshares, Inc.	1,700	26,163
Oritani Financial Corp.	643	10,642
Provident Financial Services, Inc.	1,009	23,550
TrustCo Bank Corp.	1,600	11,760
Walker & Dunlop, Inc.*	463	21,627
		201,818
Tobacco - 0.1%
Universal Corp.	422	28,021

Trading Companies & Distributors - 0.3%
Applied Industrial Technologies, Inc.	651	40,199
DXP Enterprises, Inc.*	258	9,244
Kaman Corp.	452	21,836
Veritiv Corp.*	192	8,487
		79,766
Water Utilities - 0.2%
American States Water Co.	611	27,978
California Water Service Group	801	27,754
		55,732
Wireless Telecommunication Services - 0.0%(b)
Spok Holdings, Inc.	343	5,968

TOTAL COMMON STOCKS (Cost $13,268,053)		11,722,762

	Principal Amount ($)
SHORT-TERM INVESTMENT(a) - 19.3%

REPURCHASE AGREEMENT(c) - 19.3%
Repurchase Agreements with various counterparties, rates 0.60% - 0.81%, dated 5/31/2017, due 6/1/2017, total to be received $4,571,180 (Cost $4,571,081)	4,571,081	4,571,081

Total Investments - 68.7% (Cost $17,839,134)		16,293,843
Other Assets Less Liabilities - 31.3%		7,430,620
Net assets - 100.0%		23,724,463

*                 Non-income producing security.

(a)         All or a portion of this security is segregated in connection with obligations for swaps with a total value of $616,304.

(b)         Represents less than 0.05% of net assets.

See accompanying notes to the financial statements.

(c)          The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See “Repurchase Agreements” under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subjected to repurchase.

As of May 31, 2017, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$573,820
Aggregate gross unrealized depreciation	(2,171,370)
Net unrealized depreciation	$(1,597,550)
Federal income tax cost of investments	$17,891,393

Swap Agreements(1)

Ultra SmallCap600 had the following open swap agreements as of May 31, 2017:

Notional Amount at Value	Termination Date	Counterparty	Rate Paid (Received)(2)	Underlying Instrument	Unrealized Appreciation(3)	Financial Instruments for the Benefit of (the Fund)/ the Counterparty	Cash Collateral for the Benefit of (the Fund)/ the Counterparty	Net Amount(4)
$12,928,646	1/8/2018	Bank of America NA	1.04%	S&P SmallCap 600®	$869,611	$(734,531)	$—	$135,080
849,929	1/8/2018	Citibank NA	0.95%	S&P SmallCap 600®	1,486,019	(1,486,019)	—	—
1,327,422	1/8/2018	Credit Suisse International	0.79%	S&P SmallCap 600®	582,003	—	(582,003)	—
1,329,512	11/6/2017	Morgan Stanley & Co. International plc	1.14%	S&P SmallCap 600®	1,279,777	(1,279,777)	—	—
11,810,693	1/8/2018	Societe Generale	1.39%	S&P SmallCap 600®	2,676,724	(2,676,724)	—	—
7,478,583	11/6/2018	UBS AG	1.29%	S&P SmallCap 600®	68,919	—	—	68,919
$35,724,785					$6,963,053

(1)             The Fund’s Swap Agreements are not accounted for as hedging instruments under ASC 815.

(2)             Reflects the floating financing rate, as of May 31, 2017, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions.

(3)             The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or “net” these amounts on its Statements of Assets and Liabilities.

(4)             Represents the “uncollateralized” amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum “thresholds” that would need to be exceeded prior to the movement of collateral.  To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

See accompanying notes to the financial statements.

UltraPro S&P500®

Schedule of Portfolio Investments

May 31, 2017

Investments	Shares	Value ($)
COMMON STOCKS(a) - 27.4%
Aerospace & Defense - 0.6%
Arconic, Inc.	5,126	140,811
Boeing Co. (The)	6,627	1,243,424
General Dynamics Corp.	3,308	672,351
L3 Technologies, Inc.	902	152,068
Lockheed Martin Corp.	2,905	816,683
Northrop Grumman Corp.	2,030	526,217
Raytheon Co.	3,404	558,290
Rockwell Collins, Inc.	1,887	205,777
Textron, Inc.	3,141	150,140
TransDigm Group, Inc.	578	154,950
United Technologies Corp.	8,716	1,057,076
		5,677,787
Air Freight & Logistics - 0.2%
CH Robinson Worldwide, Inc.	1,642	110,030
Expeditors International of Washington, Inc.	2,097	111,938
FedEx Corp.	2,851	552,638
United Parcel Service, Inc., Class B	8,017	849,562
		1,624,168
Airlines - 0.2%
Alaska Air Group, Inc.	1,433	124,743
American Airlines Group, Inc.	5,863	283,828
Delta Air Lines, Inc.	8,500	417,605
Southwest Airlines Co.	7,159	430,184
United Continental Holdings, Inc.*	3,335	265,699
		1,522,059
Auto Components - 0.1%
BorgWarner, Inc.	2,326	98,878
Delphi Automotive plc	3,139	276,138
Goodyear Tire & Rubber Co. (The)	2,926	94,276
		469,292
Automobiles - 0.1%
Ford Motor Co.	45,407	504,926
General Motors Co.	15,860	538,130
Harley-Davidson, Inc.	2,055	108,935
		1,151,991
Banks - 1.7%
Bank of America Corp.	116,624	2,613,544
BB&T Corp.	9,405	391,718
Citigroup, Inc.	32,234	1,951,446
Citizens Financial Group, Inc.	5,920	201,872
Comerica, Inc.	2,047	140,342
Fifth Third Bancorp	8,732	207,298
Huntington Bancshares, Inc.	12,630	158,380
JPMorgan Chase & Co.	41,551	3,413,415
KeyCorp	12,479	218,008
M&T Bank Corp.	1,793	280,551
People’s United Financial, Inc.	3,996	66,214
PNC Financial Services Group, Inc. (The)	5,657	671,486
Regions Financial Corp.	14,021	194,051
SunTrust Banks, Inc.	5,723	305,436
US Bancorp	18,523	942,635
Wells Fargo & Co.	52,386	2,679,020
Zions Bancorp	2,356	94,405
		14,529,821
Beverages - 0.6%
Brown-Forman Corp., Class B	2,059	106,965
Coca-Cola Co. (The)	44,952	2,043,967
Constellation Brands, Inc., Class A	2,010	367,328
Dr Pepper Snapple Group, Inc.	2,129	197,593
Molson Coors Brewing Co., Class B	2,147	203,514
Monster Beverage Corp.*	4,681	236,671
PepsiCo, Inc.	16,603	1,940,393
		5,096,431
Biotechnology - 0.7%
AbbVie, Inc.	18,542	1,224,143
Alexion Pharmaceuticals, Inc.*	2,613	256,152
Amgen, Inc.	8,569	1,330,252
Biogen, Inc.*	2,510	621,903
Celgene Corp.*	9,050	1,035,411
Gilead Sciences, Inc.	15,209	986,912
Incyte Corp.*	1,971	254,909
Regeneron Pharmaceuticals, Inc.*	886	406,727
Vertex Pharmaceuticals, Inc.*	2,892	357,451
		6,473,860
Building Products - 0.1%
Allegion plc	1,111	87,358
Fortune Brands Home & Security, Inc.	1,777	112,128
Johnson Controls International plc	10,925	456,228
Masco Corp.	3,723	138,682
		794,396
Capital Markets - 0.8%
Affiliated Managers Group, Inc.	655	100,772
Ameriprise Financial, Inc.	1,791	216,335
Bank of New York Mellon Corp. (The)	12,070	568,738
BlackRock, Inc.	1,418	580,302
CBOE Holdings, Inc.	1,069	92,329
Charles Schwab Corp. (The)	14,133	547,654
CME Group, Inc.	3,953	463,647
E*TRADE Financial Corp.*	3,194	110,544
Franklin Resources, Inc.	4,013	167,703
Goldman Sachs Group, Inc. (The)	4,307	909,897
Intercontinental Exchange, Inc.	6,930	417,117
Invesco Ltd.	4,697	148,895
Moody’s Corp.	1,928	228,372
Morgan Stanley	16,721	697,935
Nasdaq, Inc.	1,335	90,313
Northern Trust Corp.	2,503	218,862
Raymond James Financial, Inc.	1,486	107,393
S&P Global, Inc.	3,006	429,287
State Street Corp.	4,173	339,933
T Rowe Price Group, Inc.	2,831	199,416
		6,635,444
Chemicals - 0.6%
Air Products & Chemicals, Inc.	2,534	365,048
Albemarle Corp.	1,308	148,589
CF Industries Holdings, Inc.	2,712	72,953
Dow Chemical Co. (The)	12,984	804,489
Eastman Chemical Co.	1,706	136,668
Ecolab, Inc.	3,054	405,693
EI du Pont de Nemours & Co.	10,058	793,777
FMC Corp.	1,556	117,276
International Flavors & Fragrances, Inc.	921	126,997
LyondellBasell Industries NV, Class A	3,837	308,955
Monsanto Co.	5,098	598,607
Mosaic Co. (The)	4,072	92,149
PPG Industries, Inc.	2,994	318,442
Praxair, Inc.	3,315	438,541
Sherwin-Williams Co. (The)	944	313,191
		5,041,375
Commercial Services & Supplies - 0.1%
Cintas Corp.	999	125,754
Republic Services, Inc.	2,680	170,475
Stericycle, Inc.*	988	80,789
Waste Management, Inc.	4,706	343,114
		720,132
Communications Equipment - 0.3%
Cisco Systems, Inc.	58,256	1,836,812
F5 Networks, Inc.*	754	96,610
Harris Corp.	1,446	162,183
Juniper Networks, Inc.	4,444	130,342
Motorola Solutions, Inc.	1,919	160,371
		2,386,318

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
Construction & Engineering - 0.0%(b)
Fluor Corp.	1,621	72,718
Jacobs Engineering Group, Inc.	1,408	73,808
Quanta Services, Inc.*	1,761	53,992
		200,518
Construction Materials - 0.0%(b)
Martin Marietta Materials, Inc.	737	165,162
Vulcan Materials Co.	1,539	191,836
		356,998
Consumer Finance - 0.2%
American Express Co.	8,808	677,688
Capital One Financial Corp.	5,591	430,060
Discover Financial Services	4,485	263,269
Navient Corp.	3,383	48,817
Synchrony Financial	8,958	240,522
		1,660,356
Containers & Packaging - 0.1%
Avery Dennison Corp.	1,040	87,630
Ball Corp.	4,074	166,627
International Paper Co.	4,785	253,031
Sealed Air Corp.	2,252	100,034
WestRock Co.	2,914	158,580
		765,902
Distributors - 0.0%(b)
Genuine Parts Co.	1,729	160,140
LKQ Corp.*	3,580	112,734
		272,874
Diversified Consumer Services - 0.0%(b)
H&R Block, Inc.	2,405	63,829

Diversified Financial Services - 0.4%
Berkshire Hathaway, Inc., Class B*	22,093	3,651,531
Leucadia National Corp.	3,772	91,999
		3,743,530
Diversified Telecommunication Services - 0.6%
AT&T, Inc.	71,445	2,752,776
CenturyLink, Inc.	6,356	158,582
Level 3 Communications, Inc.*	3,398	202,249
Verizon Communications, Inc.	47,424	2,211,855
		5,325,462
Electric Utilities - 0.6%
Alliant Energy Corp.	2,650	109,895
American Electric Power Co., Inc.	5,718	410,438
Duke Energy Corp.	8,136	697,092
Edison International	3,787	308,906
Entergy Corp.	2,088	165,077
Eversource Energy	3,685	228,728
Exelon Corp.	10,783	391,531
FirstEnergy Corp.	5,146	150,469
NextEra Energy, Inc.	5,436	768,868
PG&E Corp.	5,899	403,374
Pinnacle West Capital Corp.	1,293	114,237
PPL Corp.	7,908	315,608
Southern Co. (The)	11,528	583,432
Xcel Energy, Inc.	5,904	282,861
		4,930,516
Electrical Equipment - 0.2%
Acuity Brands, Inc.	507	82,595
AMETEK, Inc.	2,670	162,923
Eaton Corp. plc	5,236	405,162
Emerson Electric Co.	7,508	443,873
Rockwell Automation, Inc.	1,494	237,128
		1,331,681
Electronic Equipment, Instruments & Components - 0.1%
Amphenol Corp., Class A	3,577	266,844
Corning, Inc.	10,792	314,047
FLIR Systems, Inc.	1,585	60,056
TE Connectivity Ltd.	4,131	325,729
		966,676
Energy Equipment & Services - 0.3%
Baker Hughes, Inc.	4,949	272,937
Halliburton Co.	10,085	455,741
Helmerich & Payne, Inc.	1,262	66,457
National Oilwell Varco, Inc.	4,403	143,846
Schlumberger Ltd.	16,218	1,128,611
TechnipFMC plc*	5,428	157,140
Transocean Ltd.*	4,530	41,178
		2,265,910
Equity Real Estate Investment Trusts (REITs) - 0.8%
Alexandria Real Estate Equities, Inc.	1,035	120,764
American Tower Corp.	4,969	651,883
Apartment Investment & Management Co., Class A	1,825	78,329
AvalonBay Communities, Inc.	1,596	305,219
Boston Properties, Inc.	1,788	216,920
Crown Castle International Corp.	4,197	426,625
Digital Realty Trust, Inc.	1,854	219,124
Equinix, Inc.	900	396,909
Equity Residential	4,270	277,934
Essex Property Trust, Inc.	760	195,259
Extra Space Storage, Inc.	1,465	113,494
Federal Realty Investment Trust	841	103,224
GGP, Inc.	6,790	151,281
HCP, Inc.	5,446	170,678
Host Hotels & Resorts, Inc.	8,599	154,696
Iron Mountain, Inc.	2,853	99,627
Kimco Realty Corp.	4,949	86,806
Macerich Co. (The)	1,405	80,661
Mid-America Apartment Communities, Inc.	1,321	134,663
Prologis, Inc.	6,154	341,793
Public Storage	1,735	373,632
Realty Income Corp.	3,155	173,304
Regency Centers Corp.	1,699	103,401
Simon Property Group, Inc.	3,726	574,736
SL Green Realty Corp.	1,171	118,306
UDR, Inc.	3,108	120,000
Ventas, Inc.	4,125	274,271
Vornado Realty Trust	2,005	184,861
Welltower, Inc.	4,216	305,829
Weyerhaeuser Co.	8,715	287,246
		6,841,475
Food & Staples Retailing - 0.5%
Costco Wholesale Corp.	5,105	921,095
CVS Health Corp.	11,934	916,889
Kroger Co. (The)	10,745	319,986
Sysco Corp.	5,780	315,357
Walgreens Boots Alliance, Inc.	9,921	803,800
Wal-Mart Stores, Inc.	17,517	1,376,836
Whole Foods Market, Inc.	3,706	129,673
		4,783,636
Food Products - 0.4%
Archer-Daniels-Midland Co.	6,639	276,050
Campbell Soup Co.	2,252	129,828
Conagra Brands, Inc.	4,809	185,339
General Mills, Inc.	6,744	382,655
Hershey Co. (The)	1,626	187,429
Hormel Foods Corp.	3,141	105,632
JM Smucker Co. (The)	1,353	172,981
Kellogg Co.	2,944	210,790
Kraft Heinz Co. (The)	6,934	639,315
McCormick & Co., Inc. (Non-Voting)	1,323	137,790
Mead Johnson Nutrition Co.	2,134	190,822
Mondelez International, Inc., Class A	17,759	827,392
Tyson Foods, Inc., Class A	3,336	191,286
		3,637,309
Health Care Equipment & Supplies - 0.7%
Abbott Laboratories	20,097	917,649
Baxter International, Inc.	5,656	335,457
Becton Dickinson and Co.	2,625	496,729
Boston Scientific Corp.*	15,861	428,723
Cooper Cos., Inc. (The)	566	123,813

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
CR Bard, Inc.	840	258,241
Danaher Corp.	7,095	602,649
DENTSPLY SIRONA, Inc.	2,673	169,789
Edwards Lifesciences Corp.*	2,473	284,568
Hologic, Inc.*	3,250	140,758
IDEXX Laboratories, Inc.*	1,024	172,431
Intuitive Surgical, Inc.*	425	388,739
Medtronic plc	15,923	1,341,990
Stryker Corp.	3,598	514,370
Varian Medical Systems, Inc.*	1,086	107,536
Zimmer Biomet Holdings, Inc.	2,342	279,190
		6,562,632
Health Care Providers & Services - 0.7%
Aetna, Inc.	3,862	559,449
AmerisourceBergen Corp.	1,925	176,657
Anthem, Inc.	3,075	560,726
Cardinal Health, Inc.	3,674	272,942
Centene Corp.*	2,004	145,551
Cigna Corp.	2,993	482,561
DaVita, Inc.*	1,810	119,931
Envision Healthcare Corp.*	1,368	74,707
Express Scripts Holding Co.*	7,043	420,819
HCA Healthcare, Inc.*	3,356	274,890
Henry Schein, Inc.*	923	169,804
Humana, Inc.	1,735	402,971
Laboratory Corp. of America Holdings*	1,191	165,549
McKesson Corp.	2,466	402,180
Patterson Cos., Inc.	954	42,129
Quest Diagnostics, Inc.	1,599	173,923
UnitedHealth Group, Inc.	11,191	1,960,439
Universal Health Services, Inc., Class B	1,038	117,979
		6,523,207
Health Care Technology - 0.0%(b)
Cerner Corp.*	3,413	223,040

Hotels, Restaurants & Leisure - 0.5%
Carnival Corp.	4,862	311,508
Chipotle Mexican Grill, Inc.*	334	159,435
Darden Restaurants, Inc.	1,444	128,415
Marriott International, Inc., Class A	3,660	393,999
McDonald’s Corp.	9,528	1,437,680
Royal Caribbean Cruises Ltd.	1,950	214,851
Starbucks Corp.	16,958	1,078,698
Wyndham Worldwide Corp.	1,223	123,511
Wynn Resorts Ltd.	928	119,433
Yum Brands, Inc.	3,915	284,386
		4,251,916
Household Durables - 0.1%
DR Horton, Inc.	3,956	129,322
Garmin Ltd.	1,340	69,733
Leggett & Platt, Inc.	1,556	80,943
Lennar Corp., Class A	2,361	121,143
Mohawk Industries, Inc.*	737	176,364
Newell Brands, Inc.	5,615	297,314
PulteGroup, Inc.	3,331	75,514
Whirlpool Corp.	866	160,678
		1,111,011
Household Products - 0.5%
Church & Dwight Co., Inc.	2,964	153,120
Clorox Co. (The)	1,492	202,509
Colgate-Palmolive Co.	10,270	784,217
Kimberly-Clark Corp.	4,139	536,953
Procter & Gamble Co. (The)	29,740	2,619,797
		4,296,596
Independent Power and Renewable Electricity Producers - 0.0%(b)
AES Corp.	7,663	89,504
NRG Energy, Inc.	3,674	59,004
		148,508
Industrial Conglomerates - 0.6%
3M Co.	6,933	1,417,591
General Electric Co.	101,495	2,778,933
Honeywell International, Inc.	8,856	1,177,759
Roper Technologies, Inc.	1,185	269,232
		5,643,515
Insurance - 0.7%
Aflac, Inc.	4,670	352,025
Allstate Corp. (The)	4,249	366,859
American International Group, Inc.	10,230	650,935
Aon plc	3,055	399,930
Arthur J Gallagher & Co.	2,076	117,771
Assurant, Inc.	650	63,687
Chubb Ltd.	5,422	776,376
Cincinnati Financial Corp.	1,743	122,149
Hartford Financial Services Group, Inc. (The)	4,351	214,896
Lincoln National Corp.	2,620	170,248
Loews Corp.	3,208	151,289
Marsh & McLennan Cos., Inc.	5,992	464,739
MetLife, Inc.	12,647	639,812
Principal Financial Group, Inc.	3,110	195,650
Progressive Corp. (The)	6,756	286,657
Prudential Financial, Inc.	5,001	524,355
Torchmark Corp.	1,275	96,262
Travelers Cos., Inc. (The)	3,253	406,137
Unum Group	2,666	119,917
Willis Towers Watson plc	1,484	217,599
XL Group Ltd.	3,084	134,740
		6,472,033
Internet & Direct Marketing Retail - 0.8%
Amazon.com, Inc.*	4,607	4,582,214
Expedia, Inc.	1,401	201,436
Netflix, Inc.*	5,005	816,166
Priceline Group, Inc. (The)*	570	1,069,941
TripAdvisor, Inc.*	1,314	50,602
		6,720,359
Internet Software & Services - 1.4%
Akamai Technologies, Inc.*	2,018	95,149
Alphabet, Inc., Class A*	3,454	3,409,409
Alphabet, Inc., Class C*	3,437	3,316,224
eBay, Inc.*	11,756	403,231
Facebook, Inc., Class A*	27,400	4,150,004
VeriSign, Inc.*	1,038	93,586
Yahoo!, Inc.*	10,208	513,666
		11,981,269
IT Services - 1.1%
Accenture plc, Class A	7,241	901,287
Alliance Data Systems Corp.	653	157,458
Automatic Data Processing, Inc.	5,224	534,781
Cognizant Technology Solutions Corp., Class A	7,083	473,923
CSRA, Inc.	1,686	50,850
DXC Technology Co.*	3,302	255,971
Fidelity National Information Services, Inc.	3,822	328,195
Fiserv, Inc.*	2,496	312,699
Gartner, Inc.*	1,043	124,743
Global Payments, Inc.	1,773	162,424
International Business Machines Corp.	9,986	1,524,163
Mastercard, Inc., Class A	10,962	1,347,011
Paychex, Inc.	3,719	220,276
PayPal Holdings, Inc.*	13,067	682,228
Teradata Corp.*	1,522	41,490
Total System Services, Inc.	1,923	114,515
Visa, Inc., Class A	21,613	2,058,206
Western Union Co. (The)	5,592	106,360
		9,396,580
Leisure Products - 0.0%(b)
Hasbro, Inc.	1,301	136,943

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
Mattel, Inc.	3,980	91,182
		228,125
Life Sciences Tools & Services - 0.2%
Agilent Technologies, Inc.	3,744	225,913
Illumina, Inc.*	1,703	302,044
Mettler-Toledo International, Inc.*	306	178,340
PerkinElmer, Inc.	1,279	80,654
Thermo Fisher Scientific, Inc.	4,542	784,812
Waters Corp.*	933	167,585
		1,739,348
Machinery - 0.4%
Caterpillar, Inc.	6,825	719,560
Cummins, Inc.	1,801	284,018
Deere & Co.	3,407	417,221
Dover Corp.	1,812	149,580
Flowserve Corp.	1,520	73,720
Fortive Corp.	3,499	218,512
Illinois Tool Works, Inc.	3,627	512,205
Ingersoll-Rand plc	3,016	270,234
PACCAR, Inc.	4,079	256,814
Parker-Hannifin Corp.	1,549	243,921
Pentair plc	1,945	128,798
Snap-on, Inc.	674	108,959
Stanley Black & Decker, Inc.	1,778	244,724
Xylem, Inc.	2,089	108,920
		3,737,186
Media - 0.9%
CBS Corp. (Non-Voting), Class B	4,325	264,301
Charter Communications, Inc., Class A*	2,503	864,912
Comcast Corp., Class A	55,059	2,295,410
Discovery Communications, Inc., Class A*	1,779	47,143
Discovery Communications, Inc., Class C*	2,507	64,756
DISH Network Corp., Class A*	2,639	168,289
Interpublic Group of Cos., Inc. (The)	4,567	113,855
News Corp., Class A	4,442	59,434
News Corp., Class B	1,392	19,070
Omnicom Group, Inc.	2,725	228,137
Scripps Networks Interactive, Inc., Class A	1,112	73,637
TEGNA, Inc.	2,498	59,303
Time Warner, Inc.	9,006	896,007
Twenty-First Century Fox, Inc., Class A	12,237	331,867
Twenty-First Century Fox, Inc., Class B	5,672	152,577
Viacom, Inc., Class B	4,042	140,621
Walt Disney Co. (The)	16,919	1,826,237
		7,605,556
Metals & Mining - 0.1%
Freeport-McMoRan, Inc.*	15,470	177,750
Newmont Mining Corp.	6,184	211,184
Nucor Corp.	3,711	215,609
		604,543
Multiline Retail - 0.1%
Dollar General Corp.	2,956	216,941
Dollar Tree, Inc.*	2,748	213,523
Kohl’s Corp.	2,053	78,897
Macy’s, Inc.	3,535	83,072
Nordstrom, Inc.	1,327	55,469
Target Corp.	6,470	356,820
		1,004,722
Multi-Utilities - 0.3%
Ameren Corp.	2,826	160,375
CenterPoint Energy, Inc.	5,009	143,307
CMS Energy Corp.	3,256	154,367
Consolidated Edison, Inc.	3,545	293,491
Dominion Energy, Inc.	7,309	590,348
DTE Energy Co.	2,088	228,678
NiSource, Inc.	3,766	98,180
Public Service Enterprise Group, Inc.	5,888	264,430
SCANA Corp.	1,665	113,553
Sempra Energy	2,916	339,685
WEC Energy Group, Inc.	3,676	230,706
		2,617,120
Oil, Gas & Consumable Fuels - 1.4%
Anadarko Petroleum Corp.	6,500	328,445
Apache Corp.	4,417	206,539
Cabot Oil & Gas Corp.	5,526	122,622
Chesapeake Energy Corp.*	8,859	44,826
Chevron Corp.	22,020	2,278,630
Cimarex Energy Co.	1,106	118,961
Concho Resources, Inc.*	1,726	218,822
ConocoPhillips	14,379	642,597
Devon Energy Corp.	6,106	207,482
EOG Resources, Inc.	6,710	605,980
EQT Corp.	2,017	111,480
Exxon Mobil Corp.	48,237	3,883,078
Hess Corp.	3,131	143,682
Kinder Morgan, Inc.	22,332	418,948
Marathon Oil Corp.	9,853	128,286
Marathon Petroleum Corp.	6,142	319,630
Murphy Oil Corp.	1,883	45,964
Newfield Exploration Co.*	2,310	75,029
Noble Energy, Inc.	5,292	151,827
Occidental Petroleum Corp.	8,891	523,947
ONEOK, Inc.	2,452	121,815
Phillips 66	5,136	390,901
Pioneer Natural Resources Co.	1,972	329,048
Range Resources Corp.	2,189	50,478
Tesoro Corp.	1,361	113,290
Valero Energy Corp.	5,244	322,349
Williams Cos., Inc. (The)	9,611	274,875
		12,179,531
Personal Products - 0.0%(b)
Coty, Inc., Class A	5,476	103,715
Estee Lauder Cos., Inc. (The), Class A	2,583	243,164
		346,879
Pharmaceuticals - 1.4%
Allergan plc	3,901	872,849
Bristol-Myers Squibb Co.	19,459	1,049,813
Eli Lilly & Co.	11,296	898,823
Johnson & Johnson	31,563	4,047,955
Mallinckrodt plc*	1,220	52,618
Merck & Co., Inc.	31,940	2,079,613
Mylan NV*	5,356	208,777
Perrigo Co. plc	1,668	121,514
Pfizer, Inc.	69,238	2,260,621
Zoetis, Inc.	5,718	356,117
		11,948,700
Professional Services - 0.1%
Equifax, Inc.	1,394	190,699
Nielsen Holdings plc	3,914	150,611
Robert Half International, Inc.	1,484	68,991
Verisk Analytics, Inc.*	1,801	145,683
		555,984
Real Estate Management & Development - 0.0%(b)
CBRE Group, Inc., Class A*	3,498	122,010

Road & Rail - 0.3%
CSX Corp.	10,783	584,115
JB Hunt Transport Services, Inc.	1,009	86,148
Kansas City Southern	1,243	118,334
Norfolk Southern Corp.	3,384	419,718
Ryder System, Inc.	620	41,180
Union Pacific Corp.	9,463	1,043,769
		2,293,264
Semiconductors & Semiconductor Equipment - 1.0%
Advanced Micro Devices, Inc.*	8,976	100,442

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
Analog Devices, Inc.	4,233	363,029
Applied Materials, Inc.	12,562	576,345
Broadcom Ltd.	4,664	1,116,935
Intel Corp.	55,003	1,986,158
KLA-Tencor Corp.	1,827	190,008
Lam Research Corp.	1,895	294,047
Microchip Technology, Inc.	2,518	209,749
Micron Technology, Inc.*	12,058	371,025
NVIDIA Corp.	6,851	988,942
Qorvo, Inc.*	1,473	114,820
QUALCOMM, Inc.	17,183	984,070
Skyworks Solutions, Inc.	2,151	228,931
Texas Instruments, Inc.	11,629	959,276
Xilinx, Inc.	2,893	192,992
		8,676,769
Software - 1.3%
Activision Blizzard, Inc.	8,045	471,276
Adobe Systems, Inc.*	5,770	818,532
Autodesk, Inc.*	2,279	254,724
CA, Inc.	3,644	115,770
Citrix Systems, Inc.*	1,821	150,305
Electronic Arts, Inc.*	3,584	406,175
Intuit, Inc.	2,824	397,167
Microsoft Corp.	89,895	6,278,267
Oracle Corp.	34,868	1,582,659
Red Hat, Inc.*	2,071	185,500
salesforce.com, Inc.*	7,613	682,429
Symantec Corp.	7,198	218,171
Synopsys, Inc.*	1,752	131,172
		11,692,147
Specialty Retail - 0.6%
Advance Auto Parts, Inc.	855	114,254
AutoNation, Inc.*	760	30,035
AutoZone, Inc.*	329	199,348
Bed Bath & Beyond, Inc.	1,749	60,183
Best Buy Co., Inc.	3,150	187,079
CarMax, Inc.*	2,175	136,655
Foot Locker, Inc.	1,539	91,432
Gap, Inc. (The)	2,554	57,465
Home Depot, Inc. (The)	14,169	2,175,083
L Brands, Inc.	2,796	144,274
Lowe’s Cos., Inc.	10,073	793,450
O’Reilly Automotive, Inc.*	1,068	258,541
Ross Stores, Inc.	4,586	293,137
Signet Jewelers Ltd.	806	38,769
Staples, Inc.	7,562	68,663
Tiffany & Co.	1,243	108,091
TJX Cos., Inc. (The)	7,583	570,317
Tractor Supply Co.	1,524	84,049
Ulta Beauty, Inc.*	682	207,901
		5,618,726
Technology Hardware, Storage & Peripherals - 1.2%
Apple, Inc.	61,036	9,323,859
Hewlett Packard Enterprise Co.	19,368	364,312
HP, Inc.	19,699	369,553
NetApp, Inc.	3,153	127,665
Seagate Technology plc	3,432	149,532
Western Digital Corp.	3,351	301,791
Xerox Corp.	9,934	70,234
		10,706,946
Textiles, Apparel & Luxury Goods - 0.2%
Coach, Inc.	3,262	150,737
Hanesbrands, Inc.	4,403	90,922
Michael Kors Holdings Ltd.*	1,889	62,677
NIKE, Inc., Class B	15,416	816,894
PVH Corp.	924	97,898
Ralph Lauren Corp.	655	44,409
Under Armour, Inc., Class A*	2,137	40,945
Under Armour, Inc., Class C*	2,146	38,263
VF Corp.	3,855	207,399
		1,550,144
Tobacco - 0.5%
Altria Group, Inc.	22,559	1,701,851
Philip Morris International, Inc.	18,047	2,162,031
Reynolds American, Inc.	9,621	647,012
		4,510,894
Trading Companies & Distributors - 0.0%(b)
Fastenal Co.	3,364	145,224
United Rentals, Inc.*	982	106,773
WW Grainger, Inc.	631	108,708
		360,705
Water Utilities - 0.0%(b)
American Water Works Co., Inc.	2,070	161,833
TOTAL COMMON STOCKS (Cost $239,659,450)		240,861,544

	Principal Amount ($)
SHORT-TERM INVESTMENT(a) - 3.5%
REPURCHASE AGREEMENT(c) - 3.5%
Repurchase Agreements with various counterparties, rates 0.60% - 0.81%, dated 5/31/2017, due 6/1/2017, total to be received $30,843,175 (Cost $30,842,497)	30,842,497	30,842,497
Total Investments - 30.9% (Cost $270,501,947)		271,704,041
Other Assets Less Liabilities - 69.1%		608,757,693
Net assets - 100.0%		880,461,734

*                 Non-income producing security.

(a)         All or a portion of this security is segregated in connection with obligations for swaps with a total value of $222,249,202.

(b)         Represents less than 0.05% of net assets.

(c)          The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See “Repurchase Agreements” under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subjected to repurchase.

As of May 31, 2017, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$6,584,315
Aggregate gross unrealized depreciation	(11,351,916)
Net unrealized depreciation	$(4,767,601)
Federal income tax cost of investments	$276,471,642

See accompanying notes to the financial statements.

Futures Contracts Purchased

UltraPro S&P500® had the following open long futures contracts as of May 31, 2017:

	Number of Contracts	Expiration Date	Notional Amount at Value	Unrealized Appreciation
E-Mini S&P 500 Futures Contracts	458	6/16/2017	$55,194,725	$1,196,021

Cash collateral in the amount of $2,317,480 was pledged to cover margin requirements for open futures contracts as of May 31, 2017.

Swap Agreements(1)

UltraPro S&P500® had the following open swap agreements as of May 31, 2017:

Notional Amount at Value	Termination Date	Counterparty	Rate Paid (Received)(2)	Underlying Instrument	Unrealized Appreciation(3)	Financial Instruments for the Benefit of (the Fund)/ the Counterparty	Cash Collateral for the Benefit of (the Fund)/ the Counterparty	Net Amount(4)
$12,755,457	11/6/2017	Bank of America NA	0.99%	SPDR® S&P 500® ETF Trust	$2,258,220
550,226,999	1/8/2018	Bank of America NA	1.09%	S&P 500®	74,918,308
562,982,456					77,176,528	$(77,176,528)	$—	$—
391,393,632	11/6/2017	Citibank NA	1.32%	S&P 500®	70,383,372	(70,383,372)	—	—

589,069,060	1/8/2018	Credit Suisse International	1.29%	S&P 500®	23,375,253	—	(23,375,253)	—

78,686,604	11/6/2017	Deutsche Bank AG	1.15%	S&P 500®	89,561,402	—	(89,561,402)	—

9,567,967	11/6/2017	Goldman Sachs International	1.25%	SPDR® S&P 500® ETF Trust	1,385,624
248,429,562	11/6/2017	Goldman Sachs International	1.50%	S&P 500®	30,640,093
257,997,529					32,025,717	(32,025,717)	—	—
5,214,804	11/6/2017	Morgan Stanley & Co. International plc	1.29%	SPDR® S&P 500® ETF Trust	759,058
95,336,350	11/6/2017	Morgan Stanley & Co. International plc	1.19%	S&P 500®	93,025,288
100,551,154					93,784,346	(93,784,346)	—	—
144,850,835	11/6/2017	Societe Generale	1.29%	S&P 500®	72,485,416	(72,215,416)	(270,000)	—

219,816,599	11/6/2017	UBS AG	1.39%	S&P 500®	51,874,086	—	(51,874,086)	—

$2,345,347,869					$510,666,120

(1)             The Fund’s Swap Agreements are not accounted for as hedging instruments under ASC 815.

(2)             Reflects the floating financing rate, as of May 31, 2017, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions.

(3)             The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or “net” these amounts on its Statements of Assets and Liabilities.

(4)             Represents the “uncollateralized” amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum “thresholds” that would need to be exceeded prior to the movement of collateral.  To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

See accompanying notes to the financial statements.

UltraPro MidCap400

Schedule of Portfolio Investments

May 31, 2017

Investments	Shares	Value ($)
COMMON STOCKS(a) - 48.3%
Aerospace & Defense - 0.8%
Curtiss-Wright Corp.	479	43,124
Esterline Technologies Corp.*	320	31,184
Huntington Ingalls Industries, Inc.	495	96,926
KLX, Inc.*	564	27,292
Orbital ATK, Inc.	619	62,928
Teledyne Technologies, Inc.*	378	49,711
		311,165
Airlines - 0.2%
JetBlue Airways Corp.*	3,624	81,250
Auto Components - 0.3%
Cooper Tire & Rubber Co.	566	20,376
Dana, Inc.	1,549	32,715
Gentex Corp.	3,090	58,648
		111,739
Automobiles - 0.1%
Thor Industries, Inc.	515	46,623

Banks - 3.7%
Associated Banc-Corp.	1,633	38,947
BancorpSouth, Inc.	917	26,318
Bank of Hawaii Corp.	458	35,600
Bank of the Ozarks, Inc.	1,294	57,195
Cathay General Bancorp	805	28,578
Chemical Financial Corp.	765	34,402
Commerce Bancshares, Inc.	940	50,318
Cullen/Frost Bankers, Inc.	610	55,913
East West Bancorp, Inc.	1,551	84,886
First Horizon National Corp.	2,513	42,570
FNB Corp.	3,446	45,487
Fulton Financial Corp.	1,872	32,760
Hancock Holding Co.	906	41,857
International Bancshares Corp.	625	20,719
MB Financial, Inc.	766	31,544
PacWest Bancorp	1,289	60,158
PrivateBancorp, Inc.	861	51,307
Prosperity Bancshares, Inc.	747	46,792
Signature Bank*	578	82,666
SVB Financial Group*	563	95,992
Synovus Financial Corp.	1,315	53,757
TCF Financial Corp.	1,836	27,650
Texas Capital Bancshares, Inc.*	532	39,049
Trustmark Corp.	728	22,138
UMB Financial Corp.	472	33,054
Umpqua Holdings Corp.	2,370	40,160
United Bankshares, Inc.	1,123	42,955
Valley National Bancorp	2,837	32,001
Webster Financial Corp.	990	48,233
Wintrust Financial Corp.	598	41,118
		1,344,124
Beverages - 0.0%(b)
Boston Beer Co., Inc. (The), Class A*	100	14,275

Biotechnology - 0.3%
Bioverativ, Inc.*	1,161	63,959
United Therapeutics Corp.*	483	58,390
		122,349
Building Products - 0.4%
AO Smith Corp.	1,584	86,914
Lennox International, Inc.	416	73,674
		160,588
Capital Markets - 1.4%
Eaton Vance Corp.	1,234	57,467
FactSet Research Systems, Inc.	426	70,584
Federated Investors, Inc., Class B	995	26,427
JANUS HENDERSON GROUP plc*	1,936	60,565
Legg Mason, Inc.	933	34,400
MarketAxess Holdings, Inc.	405	77,185
MSCI, Inc.	974	99,085
SEI Investments Co.	1,438	72,029
Stifel Financial Corp.*	733	31,248
		528,990
Chemicals - 1.7%
Ashland Global Holdings, Inc.	669	44,515
Cabot Corp.	669	34,942
Chemours Co. (The)	1,970	78,780
Minerals Technologies, Inc.	377	27,125
NewMarket Corp.	100	46,535
Olin Corp.	1,779	52,196
PolyOne Corp.	884	33,009
RPM International, Inc.	1,437	77,929
Scotts Miracle-Gro Co. (The)	476	41,226
Sensient Technologies Corp.	477	38,298
Valspar Corp. (The)	786	88,810
Valvoline, Inc.	2,200	49,214
		612,579
Commercial Services & Supplies - 0.8%
Clean Harbors, Inc.*	561	32,768
Copart, Inc.*	2,199	68,587
Deluxe Corp.	522	35,580
Herman Miller, Inc.	645	20,350
HNI Corp.	473	20,348
MSA Safety, Inc.	337	27,331
Pitney Bowes, Inc.	2,005	29,814
Rollins, Inc.	1,032	44,448
		279,226
Communications Equipment - 0.7%
ARRIS International plc*	2,046	57,370
Brocade Communications Systems, Inc.	4,384	55,370
Ciena Corp.*	1,519	35,666
InterDigital, Inc.	368	29,808
NetScout Systems, Inc.*	987	36,124
Plantronics, Inc.	357	18,892
ViaSat, Inc.*	570	37,193
		270,423
Construction & Engineering - 0.5%
AECOM*	1,670	53,624
Dycom Industries, Inc.*	338	28,456
EMCOR Group, Inc.	642	40,459
Granite Construction, Inc.	426	19,962
KBR, Inc.	1,536	20,936
Valmont Industries, Inc.	242	35,429
		198,866
Construction Materials - 0.1%
Eagle Materials, Inc.	521	49,130
Consumer Finance - 0.1%
SLM Corp.*	4,615	47,950
Containers & Packaging - 0.9%
AptarGroup, Inc.	670	56,957
Bemis Co., Inc.	994	44,372
Greif, Inc., Class A	278	16,527
Owens-Illinois, Inc.*	1,744	39,362
Packaging Corp. of America	1,013	103,488
Silgan Holdings, Inc.	804	25,575
Sonoco Products Co.	1,067	54,108
		340,389
Distributors - 0.1%
Pool Corp.	442	52,655

Diversified Consumer Services - 0.4%
Adtalem Global Education, Inc.	615	23,001
Graham Holdings Co., Class B	50	29,940
Service Corp. International	2,024	64,525
Sotheby’s*	496	26,085
		143,551

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
Diversified Telecommunication Services - 0.0%(b)
Frontier Communications Corp.	12,615	16,526

Electric Utilities - 0.9%
Great Plains Energy, Inc.	2,316	66,539
Hawaiian Electric Industries, Inc.	1,170	38,774
IDACORP, Inc.	542	47,316
OGE Energy Corp.	2,147	76,498
PNM Resources, Inc.	856	32,956
Westar Energy, Inc.	1,528	80,907
		342,990
Electrical Equipment - 0.4%
EnerSys	467	34,586
Hubbell, Inc.	555	64,330
Regal Beloit Corp.	482	38,174
		137,090
Electronic Equipment, Instruments & Components - 2.4%
Arrow Electronics, Inc.*	956	72,264
Avnet, Inc.	1,386	50,839
Belden, Inc.	454	32,234
Cognex Corp.	926	84,738
Coherent, Inc.*	264	65,512
IPG Photonics Corp.*	403	56,033
Jabil Circuit, Inc.	1,959	58,613
Keysight Technologies, Inc.*	1,966	75,966
Knowles Corp.*	953	16,325
Littelfuse, Inc.	243	39,354
National Instruments Corp.	1,142	43,567
SYNNEX Corp.	313	34,824
Tech Data Corp.*	372	36,073
Trimble, Inc.*	2,713	97,777
VeriFone Systems, Inc.*	1,200	21,948
Vishay Intertechnology, Inc.	1,440	23,544
Zebra Technologies Corp., Class A*	569	59,369
		868,980
Energy Equipment & Services - 0.5%
Diamond Offshore Drilling, Inc.*	693	8,004
Dril-Quip, Inc.*	407	20,187
Ensco plc, Class A	3,259	20,336
Nabors Industries Ltd.	3,069	27,007
Oceaneering International, Inc.	1,055	25,721
Oil States International, Inc.*	553	16,176
Patterson-UTI Energy, Inc.	1,788	38,120
Rowan Cos. plc, Class A*	1,350	16,254
Superior Energy Services, Inc.*	1,643	17,038
		188,843
Equity Real Estate Investment Trusts (REITs) - 4.5%
American Campus Communities, Inc.	1,433	68,010
Camden Property Trust	941	78,395
Care Capital Properties, Inc.	904	23,766
CoreCivic, Inc.	1,265	36,369
Corporate Office Properties Trust	1,061	35,788
Cousins Properties, Inc.	4,499	38,511
CyrusOne, Inc.	842	47,371
DCT Industrial Trust, Inc.	988	52,078
Douglas Emmett, Inc.	1,564	59,369
Duke Realty Corp.	3,823	109,605
Education Realty Trust, Inc.	787	30,150
EPR Properties	689	48,857
First Industrial Realty Trust, Inc.	1,261	36,418
GEO Group, Inc. (The)	1,318	39,446
Healthcare Realty Trust, Inc.	1,253	41,675
Highwoods Properties, Inc.	1,093	55,087
Hospitality Properties Trust	1,766	51,073
Kilroy Realty Corp.	1,051	76,954
Lamar Advertising Co., Class A	891	62,379
LaSalle Hotel Properties	1,216	34,595
Liberty Property Trust	1,581	64,963
Life Storage, Inc.	500	37,450
Mack-Cali Realty Corp.	966	25,705
Medical Properties Trust, Inc.	3,851	49,870
National Retail Properties, Inc.	1,584	60,778
Omega Healthcare Investors, Inc.	2,116	66,273
Potlatch Corp.	436	19,947
Quality Care Properties, Inc.*	1,007	17,038
Rayonier, Inc.	1,322	37,135
Senior Housing Properties Trust	2,555	54,013
Tanger Factory Outlet Centers, Inc.	1,035	26,972
Taubman Centers, Inc.	651	39,809
Uniti Group, Inc.	1,672	41,817
Urban Edge Properties	1,063	25,342
Washington Prime Group, Inc.	1,993	15,207
Weingarten Realty Investors	1,267	38,124
		1,646,339
Food & Staples Retailing - 0.3%
Casey’s General Stores, Inc.	421	49,000
Sprouts Farmers Market, Inc.*	1,380	33,065
United Natural Foods, Inc.*	544	21,727
		103,792
Food Products - 1.1%
Dean Foods Co.	976	17,802
Flowers Foods, Inc.	1,977	36,535
Hain Celestial Group, Inc. (The)*	1,113	38,877
Ingredion, Inc.	772	88,078
Lamb Weston Holdings, Inc.	1,492	69,244
Lancaster Colony Corp.	209	25,880
Post Holdings, Inc.*	692	55,595
Snyder’s-Lance, Inc.	922	33,884
Tootsie Roll Industries, Inc.	191	6,619
TreeHouse Foods, Inc.*	611	47,157
		419,671
Gas Utilities - 1.1%
Atmos Energy Corp.	1,131	94,224
National Fuel Gas Co.	918	52,106
New Jersey Resources Corp.	929	38,925
ONE Gas, Inc.	562	39,705
Southwest Gas Holdings, Inc.	511	40,660
UGI Corp.	1,860	95,195
WGL Holdings, Inc.	551	45,590
		406,405
Health Care Equipment & Supplies - 2.0%
ABIOMED, Inc.*	435	59,782
Align Technology, Inc.*	812	117,902
Globus Medical, Inc., Class A*	774	23,801
Halyard Health, Inc.*	502	18,042
Hill-Rom Holdings, Inc.	639	49,433
LivaNova plc*	466	26,488
Masimo Corp.*	482	41,953
NuVasive, Inc.*	544	40,816
ResMed, Inc.	1,523	108,285
STERIS plc	913	70,812
Teleflex, Inc.	482	96,410
West Pharmaceutical Services, Inc.	788	76,452
		730,176
Health Care Providers & Services - 1.0%
Acadia Healthcare Co., Inc.*	818	33,816
HealthSouth Corp.	958	43,426
LifePoint Health, Inc.*	430	26,144
MEDNAX, Inc.*	1,009	54,789
Molina Healthcare, Inc.*	458	29,573
Owens & Minor, Inc.	656	20,913
Tenet Healthcare Corp.*	859	14,208
VCA, Inc.*	873	80,429
WellCare Health Plans, Inc.*	476	81,777
		385,075
Health Care Technology - 0.1%
Allscripts Healthcare Solutions, Inc.*	1,942	22,158

Hotels, Restaurants & Leisure - 1.4%
Brinker International, Inc.	525	20,596
Buffalo Wild Wings, Inc.*	174	25,004
Cheesecake Factory, Inc. (The)	477	28,133

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
Churchill Downs, Inc.	133	22,297
Cracker Barrel Old Country Store, Inc.	258	43,037
Domino’s Pizza, Inc.	516	109,248
Dunkin’ Brands Group, Inc.	989	57,866
International Speedway Corp., Class A	272	9,602
Jack in the Box, Inc.	316	33,679
Panera Bread Co., Class A*	230	72,333
Papa John’s International, Inc.	285	22,962
Texas Roadhouse, Inc.	693	33,902
Wendy’s Co. (The)	2,072	33,504
		512,163
Household Durables - 0.8%
CalAtlantic Group, Inc.	775	27,931
Helen of Troy Ltd.*	290	26,390
KB Home	895	18,777
NVR, Inc.*	37	84,448
Tempur Sealy International, Inc.*	503	23,359
Toll Brothers, Inc.	1,590	58,687
TRI Pointe Group, Inc.*	1,702	21,054
Tupperware Brands Corp.	545	39,191
		299,837
Household Products - 0.1%
Energizer Holdings, Inc.	666	35,698

Industrial Conglomerates - 0.2%
Carlisle Cos., Inc.	694	70,323

Insurance - 2.4%
Alleghany Corp.*	167	98,086
American Financial Group, Inc.	786	78,482
Aspen Insurance Holdings Ltd.	644	32,715
Brown & Brown, Inc.	1,235	53,636
CNO Financial Group, Inc.	1,868	38,275
Everest Re Group Ltd.	440	112,046
First American Financial Corp.	1,182	51,441
Genworth Financial, Inc., Class A*	5,360	19,618
Hanover Insurance Group, Inc. (The)	458	38,193
Kemper Corp.	524	19,991
Mercury General Corp.	393	22,008
Old Republic International Corp.	2,629	52,002
Primerica, Inc.	491	35,450
Reinsurance Group of America, Inc.	692	86,161
RenaissanceRe Holdings Ltd.	441	63,001
WR Berkley Corp.	1,042	71,887
		872,992
Internet & Direct Marketing Retail - 0.0%(b)
HSN, Inc.	344	11,404

Internet Software & Services - 0.4%
j2 Global, Inc.	518	43,833
LogMeIn, Inc.	565	62,715
WebMD Health Corp.*	406	22,728
		129,276
IT Services - 1.6%
Acxiom Corp.*	839	21,982
Broadridge Financial Solutions, Inc.	1,272	96,532
Convergys Corp.	1,016	24,699
CoreLogic, Inc.*	907	39,273
DST Systems, Inc.	339	40,958
Jack Henry & Associates, Inc.	835	88,685
Leidos Holdings, Inc.	1,536	85,340
MAXIMUS, Inc.	697	43,270
NeuStar, Inc., Class A*	593	19,658
Sabre Corp.	2,199	49,324
Science Applications International Corp.	472	35,867
WEX, Inc.*	414	42,294
		587,882
Leisure Products - 0.3%
Brunswick Corp.	962	53,160
Polaris Industries, Inc.	629	52,585
		105,745
Life Sciences Tools & Services - 0.6%
Bio-Rad Laboratories, Inc., Class A*	223	49,836
Bio-Techne Corp.	402	45,056
Charles River Laboratories International, Inc.*	509	46,854
INC Research Holdings, Inc., Class A*	579	32,916
PAREXEL International Corp.*	548	44,289
		218,951
Machinery - 2.4%
AGCO Corp.	717	45,910
Crane Co.	540	41,893
Donaldson Co., Inc.	1,420	68,103
Graco, Inc.	603	66,252
IDEX Corp.	820	88,945
ITT, Inc.	948	36,033
Kennametal, Inc.	863	33,200
Lincoln Electric Holdings, Inc.	664	59,348
Nordson Corp.	575	66,631
Oshkosh Corp.	802	50,622
Terex Corp.	1,050	34,419
Timken Co. (The)	750	34,613
Toro Co. (The)	1,163	79,654
Trinity Industries, Inc.	1,636	41,751
Wabtec Corp.	927	75,782
Woodward, Inc.	595	40,531
		863,687
Marine - 0.1%
Kirby Corp.*	580	38,425

Media - 0.7%
AMC Networks, Inc., Class A*	605	32,053
Cable One, Inc.	51	36,649
Cinemark Holdings, Inc.	1,137	44,991
John Wiley & Sons, Inc., Class A	483	24,488
Live Nation Entertainment, Inc.*	1,422	49,045
Meredith Corp.	393	21,261
New York Times Co. (The), Class A	1,310	23,056
Time, Inc.	1,066	13,325
		244,868
Metals & Mining - 0.9%
Allegheny Technologies, Inc.	1,170	18,053
Carpenter Technology Corp.	502	18,308
Commercial Metals Co.	1,243	22,498
Compass Minerals International, Inc.	363	23,286
Reliance Steel & Aluminum Co.	783	57,120
Royal Gold, Inc.	702	56,455
Steel Dynamics, Inc.	2,607	88,612
United States Steel Corp.	1,874	39,073
Worthington Industries, Inc.	473	19,852
		343,257
Multiline Retail - 0.1%
Big Lots, Inc.	479	23,390
Dillard’s, Inc., Class A	255	13,127
JC Penney Co., Inc.*	3,315	15,581
		52,098
Multi-Utilities - 0.5%
Black Hills Corp.	574	39,916
MDU Resources Group, Inc.	2,100	57,183
NorthWestern Corp.	520	32,219
Vectren Corp.	892	54,715
		184,033
Oil, Gas & Consumable Fuels - 1.0%
CONSOL Energy, Inc.*	1,900	27,569
Energen Corp.*	1,044	59,550
Gulfport Energy Corp.*	1,707	24,495
HollyFrontier Corp.	1,908	45,601

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
PBF Energy, Inc., Class A	1,170	22,604
QEP Resources, Inc.*	2,576	25,760
SM Energy Co.	1,053	17,869
Southwestern Energy Co.*	5,376	32,579
Western Refining, Inc.	854	30,915
World Fuel Services Corp.	752	26,576
WPX Energy, Inc.*	4,262	46,115
		359,633
Paper & Forest Products - 0.2%
Domtar Corp.	673	24,484
Louisiana-Pacific Corp.*	1,552	34,578
		59,062
Personal Products - 0.2%
Avon Products, Inc.*	4,710	16,014
Edgewell Personal Care Co.*	618	45,201
Nu Skin Enterprises, Inc., Class A	531	29,141
		90,356
Pharmaceuticals - 0.4%
Akorn, Inc.*	936	31,141
Catalent, Inc.*	1,342	47,681
Endo International plc*	2,134	28,126
Prestige Brands Holdings, Inc.*	569	28,666
		135,614
Professional Services - 0.4%
Dun & Bradstreet Corp. (The)	397	41,570
FTI Consulting, Inc.*	443	15,297
ManpowerGroup, Inc.	727	74,059
		130,926
Real Estate Management & Development - 0.2%
Alexander & Baldwin, Inc.	496	19,850
Jones Lang LaSalle, Inc.	487	56,234
		76,084
Road & Rail - 0.5%
Avis Budget Group, Inc.*	925	21,173
Genesee & Wyoming, Inc., Class A*	660	43,230
Landstar System, Inc.	450	37,598
Old Dominion Freight Line, Inc.	745	66,543
Werner Enterprises, Inc.	482	13,135
		181,679
Semiconductors & Semiconductor Equipment - 1.2%
Cirrus Logic, Inc.*	691	45,571
Cree, Inc.*	1,048	24,989
Cypress Semiconductor Corp.	3,526	49,329
First Solar, Inc.*	839	32,310
Integrated Device Technology, Inc.*	1,435	36,708
Microsemi Corp.*	1,240	60,896
Monolithic Power Systems, Inc.	408	40,066
Silicon Laboratories, Inc.*	450	33,660
Synaptics, Inc.*	380	21,113
Teradyne, Inc.	2,154	76,575
Versum Materials, Inc.	1,169	36,286
		457,503
Software - 2.2%
ACI Worldwide, Inc.*	1,261	28,826
ANSYS, Inc.*	918	115,971
Cadence Design Systems, Inc.*	2,998	105,350
CDK Global, Inc.	1,560	95,877
CommVault Systems, Inc.*	450	25,256
Fair Isaac Corp.	334	44,308
Fortinet, Inc.*	1,602	63,023
Manhattan Associates, Inc.*	757	35,458
PTC, Inc.*	1,245	71,687
Take-Two Interactive Software, Inc.*	1,090	83,647
Tyler Technologies, Inc.*	361	61,688
Ultimate Software Group, Inc. (The)*	319	70,416
		801,507
Specialty Retail - 1.0%
Aaron’s, Inc.	685	25,016
American Eagle Outfitters, Inc.	1,838	21,137
Cabela’s, Inc.*	553	29,215
Chico’s FAS, Inc.	1,390	13,149
CST Brands, Inc.	814	39,341
Dick’s Sporting Goods, Inc.	945	38,868
GameStop Corp., Class A	1,096	24,265
Michaels Cos., Inc. (The)*	1,135	21,940
Murphy USA, Inc.*	373	25,375
Office Depot, Inc.	5,536	28,289
Sally Beauty Holdings, Inc.*	1,544	27,823
Urban Outfitters, Inc.*	950	17,926
Williams-Sonoma, Inc.	869	42,286
		354,630
Technology Hardware, Storage & Peripherals - 0.3%
3D Systems Corp.*	1,156	23,640
Diebold Nixdorf, Inc.	811	21,451
NCR Corp.*	1,340	51,630
		96,721
Textiles, Apparel & Luxury Goods - 0.4%
Carter’s, Inc.	523	42,970
Deckers Outdoor Corp.*	344	23,860
Kate Spade & Co.*	1,380	25,419
Skechers U.S.A., Inc., Class A*	1,439	36,723
		128,972
Thrifts & Mortgage Finance - 0.3%
New York Community Bancorp, Inc.	5,253	67,869
Washington Federal, Inc.	960	30,672
		98,541
Trading Companies & Distributors - 0.4%
GATX Corp.	424	25,220
MSC Industrial Direct Co., Inc., Class A	483	40,543
NOW, Inc.*	1,155	19,069
Watsco, Inc.	327	46,146
		130,978
Water Utilities - 0.2%
Aqua America, Inc.	1,909	62,405

Wireless Telecommunication Services - 0.1%
Telephone & Data Systems, Inc.	1,008	28,758

TOTAL COMMON STOCKS (Cost $16,884,212)		17,747,925

	Principal Amount ($)
SHORT-TERM INVESTMENT(a) - 0.3%
REPURCHASE AGREEMENT(c) - 0.3%
Repurchase Agreements with various counterparties, rates 0.60% - 0.81%, dated 5/31/2017, due 6/1/2017, total to be received $102,392 (Cost $102,389)	102,389	102,389

Total Investments - 48.6% (Cost $16,986,601)		17,850,314
Other Assets Less Liabilities - 51.4%		18,889,149
Net assets - 100.0%		36,739,463

*                 Non-income producing security.

(a)         All or a portion of this security is segregated in connection with obligations for swaps with a total value of $9,983,191.

(b)         Represents less than 0.05% of net assets.

(c)          The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See “Repurchase Agreements” under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subjected to repurchase.

See accompanying notes to the financial statements.

As of May 31, 2017, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$1,868,062
Aggregate gross unrealized depreciation	(1,057,050)
Net unrealized appreciation	$811,012
Federal income tax cost of investments	$17,039,302

See accompanying notes to the financial statements.

Futures Contracts Purchased

UltraPro MidCap400 had the following open long futures contracts as of May 31, 2017:

	Number of Contracts	Expiration Date	Notional Amount at Value	Unrealized Appreciation
E-Mini S&P MidCap 400 Futures Contracts	15	6/16/2017	$2,580,150	$26,727

Cash collateral in the amount of $110,550 was pledged to cover margin requirements for open futures contracts as of May 31, 2017.

Swap Agreements(1)

UltraPro MidCap400 had the following open swap agreements as of May 31, 2017:

Notional Amount at Value	Termination Date	Counterparty	Rate Paid (Received)(2)	Underlying Instrument	Unrealized Appreciation(3)	Financial Instruments for the Benefit of (the Fund)/ the Counterparty	Cash Collateral for the Benefit of (the Fund)/ the Counterparty	Net Amount(4)
$1,506,008	1/8/2018	Bank of America NA	0.99%	S&P MidCap 400®	$3,761,126	$(3,720,238)	$—	$40,888

19,679,764	1/8/2018	Citibank NA	1.15%	S&P MidCap 400®	1,590,151	(1,590,151)	—	—

18,414,504	11/6/2017	Credit Suisse International	1.29%	S&P MidCap 400®	372,421	—	(360,000)	12,421

1,125,162	1/8/2018	Goldman Sachs International	1.40%	S&P MidCap 400®	980,351
3,279,205	11/6/2017	Goldman Sachs International	1.15%	SPDR® S&P MidCap 400® ETF Trust	1,931,073
4,404,367					2,911,424	(2,846,343)	—	65,081
30,130,510	11/6/2017	Morgan Stanley & Co. International plc	1.19%	S&P MidCap 400®	837,486	(837,486)	—	—

3,194,467	11/6/2017	Societe Generale	1.29%	S&P MidCap 400®	2,652,222	(2,652,222)	—	—

12,563,122	1/8/2018	UBS AG	1.44%	S&P MidCap 400®	5,691,243	—	(5,670,000)	21,243

$89,892,742					$17,816,073

(1)             The Fund’s Swap Agreements are not accounted for as hedging instruments under ASC 815.

(2)             Reflects the floating financing rate, as of May 31, 2017, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions.

(3)             The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or “net” these amounts on its Statements of Assets and Liabilities.

(4)             Represents the “uncollateralized” amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum “thresholds” that would need to be exceeded prior to the movement of collateral.  To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

See accompanying notes to the financial statements.

UltraPro Russell2000

Schedule of Portfolio Investments

May 31, 2017

Investments	Shares	Value ($)
COMMON STOCKS(a) - 57.5%
Aerospace & Defense - 1.0%
AAR Corp.	1,159	40,496
Aerojet Rocketdyne Holdings, Inc.*	2,090	45,771
Aerovironment, Inc.*	717	22,256
Astronics Corp.*	677	20,716
Axon Enterprise, Inc.*	1,832	43,986
Cubic Corp.	884	40,973
Curtiss-Wright Corp.	1,555	139,997
DigitalGlobe, Inc.*	2,214	68,966
Ducommun, Inc.*	364	11,579
Engility Holdings, Inc.*	632	16,641
Esterline Technologies Corp.*	1,038	101,153
KeyW Holding Corp. (The)*	1,557	14,340
KLX, Inc.*	1,854	89,715
Kratos Defense & Security Solutions, Inc.*	2,353	25,459
Mercury Systems, Inc.*	1,638	65,143
Moog, Inc., Class A*	1,122	78,585
National Presto Industries, Inc.	173	18,416
Sparton Corp.*	327	5,611
Teledyne Technologies, Inc.*	1,199	157,681
Triumph Group, Inc.	1,729	56,365
Vectrus, Inc.*	374	11,033
		1,074,882
Air Freight & Logistics - 0.4%
Air Transport Services Group, Inc.*	1,703	40,617
Atlas Air Worldwide Holdings, Inc.*	860	41,882
Echo Global Logistics, Inc.*	1,007	18,780
Forward Air Corp.	1,045	54,476
Hub Group, Inc., Class A*	1,177	42,195
Park-Ohio Holdings Corp.	298	11,056
Radiant Logistics, Inc.*	1,324	7,785
XPO Logistics, Inc.*	3,436	180,734
		397,525
Airlines - 0.2%
Allegiant Travel Co.	463	63,431
Hawaiian Holdings, Inc.*	1,849	92,635
SkyWest, Inc.	1,761	60,402
		216,468
Auto Components - 0.7%
American Axle & Manufacturing Holdings, Inc.*	2,952	44,597
Cooper Tire & Rubber Co.	1,941	69,876
Cooper-Standard Holdings, Inc.*	521	56,273
Dana, Inc.	5,229	110,437
Dorman Products, Inc.*	931	77,645
Fox Factory Holding Corp.*	784	25,754
Gentherm, Inc.*	1,278	48,181
Horizon Global Corp.*	762	11,209
LCI Industries	834	74,226
Modine Manufacturing Co.*	1,650	25,080
Motorcar Parts of America, Inc.*	641	18,634
Standard Motor Products, Inc.	753	36,641
Stoneridge, Inc.*	940	14,532
Strattec Security Corp.	123	4,373
Superior Industries International, Inc.	880	17,160
Tenneco, Inc.	1,876	106,651
Tower International, Inc.	719	16,681
Unique Fabricating, Inc.	230	2,137
Workhorse Group, Inc.*	514	1,809
		761,896
Automobiles - 0.0%(b)
Winnebago Industries, Inc.	941	23,054

Banks - 6.3%
1st Source Corp.	549	25,007
Access National Corp.	506	14,162
ACNB Corp.	210	5,932
Allegiance Bancshares, Inc.*	385	14,919
American National Bankshares, Inc.	287	10,002
Ameris Bancorp	1,274	55,228
Ames National Corp.	300	8,895
Arrow Financial Corp.	397	12,565
Atlantic Capital Bancshares, Inc.*	609	11,297
Banc of California, Inc.	1,712	34,754
BancFirst Corp.	273	25,785
Banco Latinoamericano de Comercio Exterior SA, Class E	1,060	28,620
Bancorp, Inc. (The)*	1,761	10,777
BancorpSouth, Inc.	3,039	87,219
Bank of Marin Bancorp	211	12,649
Bank of NT Butterfield & Son Ltd. (The)	435	14,346
Bank of the Ozarks, Inc.	3,112	137,550
Bankwell Financial Group, Inc.	200	6,206
Banner Corp.	1,053	56,536
Bar Harbor Bankshares	517	14,911
Berkshire Hills Bancorp, Inc.	1,171	41,980
Blue Hills Bancorp, Inc.	866	15,588
BNC Bancorp	1,424	44,927
Boston Private Financial Holdings, Inc.	2,871	41,630
Bridge Bancorp, Inc.	640	21,280
Brookline Bancorp, Inc.	2,427	33,493
Bryn Mawr Bank Corp.	585	23,897
BSB Bancorp, Inc.*	284	8,236
C&F Financial Corp.	111	5,345
California First National Bancorp	81	1,389
Camden National Corp.	535	21,507
Capital Bank Financial Corp., Class A	855	31,721
Capital City Bank Group, Inc.	385	7,223
Capstar Financial Holdings, Inc.*	105	1,888
Carolina Financial Corp.	427	12,784
Cathay General Bancorp	2,605	92,478
CenterState Banks, Inc.	1,719	41,325
Central Pacific Financial Corp.	1,061	32,095
Central Valley Community Bancorp	306	6,389
Century Bancorp, Inc., Class A	103	6,154
Chemical Financial Corp.	2,311	103,926
Chemung Financial Corp.	111	4,171
Citizens & Northern Corp.	411	9,161
City Holding Co.	510	32,176
CNB Financial Corp.	513	10,758
CoBiz Financial, Inc.	1,305	20,541
Codorus Valley Bancorp, Inc.	283	7,301
Columbia Banking System, Inc.	2,037	74,778
Community Bank System, Inc.	1,646	88,489
Community Trust Bancorp, Inc.	533	22,120
ConnectOne Bancorp, Inc.	1,048	22,846
County Bancorp, Inc.	168	4,160
CU Bancorp*	569	20,484
Customers Bancorp, Inc.*	956	26,720
CVB Financial Corp.	3,547	72,004
Eagle Bancorp, Inc.*	1,071	61,101
Enterprise Bancorp, Inc.	320	9,600
Enterprise Financial Services Corp.	765	30,677
Equity Bancshares, Inc., Class A*	242	7,197
Farmers Capital Bank Corp.	258	9,856
Farmers National Banc Corp.	872	11,816
FB Financial Corp.*	236	8,064
FCB Financial Holdings, Inc., Class A*	1,050	48,090
Fidelity Southern Corp.	726	15,529
Financial Institutions, Inc.	487	14,927
First Bancorp, Inc.	358	8,997
First Bancorp/NC	811	22,513
First Bancorp/PR*	4,170	21,642
First Busey Corp.	1,085	30,803
First Business Financial Services, Inc.	284	6,489
First Citizens BancShares, Inc., Class A	265	87,821

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
First Commonwealth Financial Corp.	3,106	38,142
First Community Bancshares, Inc.	548	13,974
First Community Financial Partners, Inc.*	478	5,975
First Connecticut Bancorp, Inc.	489	12,249
First Financial Bancorp	2,149	53,832
First Financial Bankshares, Inc.	2,239	85,642
First Financial Corp.	350	15,942
First Financial Northwest, Inc.	261	4,181
First Foundation, Inc.*	926	14,196
First Internet Bancorp	213	5,495
First Interstate BancSystem, Inc., Class A	855	29,840
First Merchants Corp.	1,429	56,717
First Mid-Illinois Bancshares, Inc.	277	9,169
First Midwest Bancorp, Inc.	3,127	69,294
First Northwest Bancorp*	364	5,940
First of Long Island Corp. (The)	748	20,308
Flushing Financial Corp.	973	27,030
FNB Corp.	11,151	147,193
Franklin Financial Network, Inc.*	404	15,756
Fulton Financial Corp.	6,032	105,560
German American Bancorp, Inc.	748	23,225
Glacier Bancorp, Inc.	2,672	86,199
Great Southern Bancorp, Inc.	376	18,405
Great Western Bancorp, Inc.	2,070	78,370
Green Bancorp, Inc.*	726	13,830
Guaranty Bancorp	611	15,428
Hancock Holding Co.	2,946	136,105
Hanmi Financial Corp.	1,101	29,287
HarborOne Bancorp, Inc.*	512	10,045
Heartland Financial USA, Inc.	819	36,732
Heritage Commerce Corp.	915	12,316
Heritage Financial Corp.	1,034	24,661
Hilltop Holdings, Inc.	2,630	65,724
Home BancShares, Inc.	4,243	99,329
HomeTrust Bancshares, Inc.*	580	14,355
Hope Bancorp, Inc.	4,502	78,380
Horizon Bancorp	687	17,477
IBERIABANK Corp.	1,773	136,876
Independent Bank Corp./MA	909	54,949
Independent Bank Corp./MI	715	14,550
Independent Bank Group, Inc.	455	25,526
International Bancshares Corp.	1,919	63,615
Investors Bancorp, Inc.	10,437	138,082
Lakeland Bancorp, Inc.	1,448	27,150
Lakeland Financial Corp.	844	35,811
LCNB Corp.	308	6,021
LegacyTexas Financial Group, Inc.	1,555	54,767
Live Oak Bancshares, Inc.	685	16,748
Macatawa Bank Corp.	928	8,575
MainSource Financial Group, Inc.	810	26,228
MB Financial, Inc.	2,659	109,498
MBT Financial Corp.	624	6,334
Mercantile Bank Corp.	557	17,306
Midland States Bancorp, Inc.	129	4,507
MidWestOne Financial Group, Inc.	289	10,008
MutualFirst Financial, Inc.	190	6,403
National Bank Holdings Corp., Class A	842	25,698
National Bankshares, Inc.	239	9,632
National Commerce Corp.*	315	11,765
NBT Bancorp, Inc.	1,488	52,288
Nicolet Bankshares, Inc.*	266	13,241
Northrim BanCorp, Inc.	236	7,009
OFG Bancorp	1,518	14,193
Old Line Bancshares, Inc.	294	8,232
Old National Bancorp	4,661	73,644
Old Second Bancorp, Inc.	1,007	11,681
Opus Bank	601	12,922
Orrstown Financial Services, Inc.	260	5,486
Pacific Continental Corp.	729	17,168
Pacific Mercantile Bancorp*	537	4,135
Pacific Premier Bancorp, Inc.*	1,245	42,336
Paragon Commercial Corp.*	29	1,474
Park National Corp.	468	47,301
Park Sterling Corp.	1,808	20,991
Peapack Gladstone Financial Corp.	552	16,775
Penns Woods Bancorp, Inc.	163	6,438
Peoples Bancorp, Inc.	565	17,091
Peoples Financial Services Corp.	242	9,515
People’s Utah Bancorp	457	11,699
Pinnacle Financial Partners, Inc.	1,639	98,586
Preferred Bank	425	21,212
Premier Financial Bancorp, Inc.	328	6,489
PrivateBancorp, Inc.	2,755	164,170
Prosperity Bancshares, Inc.	2,349	147,141
QCR Holdings, Inc.	417	18,265
Renasant Corp.	1,512	60,404
Republic Bancorp, Inc., Class A	337	11,687
Republic First Bancorp, Inc.*	1,762	15,594
S&T Bancorp, Inc.	1,199	40,011
Sandy Spring Bancorp, Inc.	824	31,617
Seacoast Banking Corp. of Florida*	1,115	25,154
ServisFirst Bancshares, Inc.	1,617	55,366
Shore Bancshares, Inc.	439	6,993
Sierra Bancorp	408	9,804
Simmons First National Corp., Class A	1,026	52,070
South State Corp.	917	76,238
Southern First Bancshares, Inc.*	200	6,840
Southern National Bancorp of Virginia, Inc.	391	6,690
Southside Bancshares, Inc.	953	31,015
Southwest Bancorp, Inc.	633	15,572
State Bank Financial Corp.	1,226	31,079
Sterling Bancorp	4,447	95,388
Stock Yards Bancorp, Inc.	746	27,005
Stonegate Bank	427	19,317
Summit Financial Group, Inc.	323	6,990
Sun Bancorp, Inc.	376	9,306
Texas Capital Bancshares, Inc.*	1,746	128,156
Tompkins Financial Corp.	510	38,663
Towne Bank	1,961	56,869
TriCo Bancshares	709	24,730
TriState Capital Holdings, Inc.*	768	17,818
Triumph Bancorp, Inc.*	544	12,403
Trustmark Corp.	2,365	71,920
UMB Financial Corp.	1,576	110,367
Umpqua Holdings Corp.	7,751	131,341
Union Bankshares Corp.	1,523	51,173
Union Bankshares, Inc.	135	5,393
United Bankshares, Inc.	3,227	123,448
United Community Banks, Inc.	2,461	63,420
Univest Corp. of Pennsylvania	869	23,941
Valley National Bancorp	8,688	98,001
Veritex Holdings, Inc.*	410	10,660
Washington Trust Bancorp, Inc.	521	24,904
WashingtonFirst Bankshares, Inc.	297	9,748
Webster Financial Corp.	3,220	156,878
WesBanco, Inc.	1,408	52,321
West Bancorporation, Inc.	556	12,204
Westamerica Bancorp	864	44,332
Wintrust Financial Corp.	1,806	124,181
Xenith Bankshares, Inc.*	263	8,077
		7,184,368
Beverages - 0.1%
Boston Beer Co., Inc. (The), Class A*	309	44,110
Coca-Cola Bottling Co. Consolidated	166	37,805
Craft Brew Alliance, Inc.*	444	7,415
MGP Ingredients, Inc.	440	22,532
National Beverage Corp.	411	39,436
Primo Water Corp.*	784	9,635
		160,933

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
Biotechnology - 2.7%
Acceleron Pharma, Inc.*	962	24,541
Achillion Pharmaceuticals, Inc.*	4,108	18,281
Acorda Therapeutics, Inc.*	1,508	20,810
Adamas Pharmaceuticals, Inc.*	587	9,028
Aduro Biotech, Inc.*	1,308	13,080
Advaxis, Inc.*	1,256	10,136
Adverum Biotechnologies, Inc.*	807	2,058
Aevi Genomic Medicine, Inc.*	952	1,019
Agenus, Inc.*	2,563	8,509
Aimmune Therapeutics, Inc.*	921	15,289
Akebia Therapeutics, Inc.*	1,260	16,884
Alder Biopharmaceuticals, Inc.*	1,642	25,287
Altimmune, Inc.	219	931
AMAG Pharmaceuticals, Inc.*	1,222	21,141
Amicus Therapeutics, Inc.*	4,994	40,052
AnaptysBio, Inc.*	179	4,581
Anavex Life Sciences Corp.*	1,146	6,635
Anthera Pharmaceuticals, Inc.*	338	544
Applied Genetic Technologies Corp.*	446	2,319
Aptevo Therapeutics, Inc.*	569	1,201
Ardelyx, Inc.*	1,095	5,146
Arena Pharmaceuticals, Inc.*	10,886	14,152
Argos Therapeutics, Inc.*	505	220
Array BioPharma, Inc.*	5,867	44,472
Arrowhead Pharmaceuticals, Inc.*	2,393	3,446
Asterias Biotherapeutics, Inc.*	875	2,669
Atara Biotherapeutics, Inc.*	814	10,785
Athersys, Inc.*	3,475	4,865
Audentes Therapeutics, Inc.*	253	3,610
Avexis, Inc.*	204	14,433
Axovant Sciences Ltd.*	856	18,310
Bellicum Pharmaceuticals, Inc.*	897	9,499
BioCryst Pharmaceuticals, Inc.*	2,800	14,420
BioSpecifics Technologies Corp.*	188	9,744
BioTime, Inc.*	2,617	7,877
Bluebird Bio, Inc.*	1,426	107,449
Blueprint Medicines Corp.*	1,004	36,024
Cara Therapeutics, Inc.*	876	14,507
Celldex Therapeutics, Inc.*	3,350	9,480
Cellular Biomedicine Group, Inc.*	425	2,720
ChemoCentryx, Inc.*	807	5,358
Chimerix, Inc.*	1,497	6,707
Cidara Therapeutics, Inc.*	452	2,712
Clovis Oncology, Inc.*	1,286	66,435
Coherus Biosciences, Inc.*	1,243	24,549
Concert Pharmaceuticals, Inc.*	577	7,247
Corvus Pharmaceuticals, Inc.*	116	1,179
Curis, Inc.*	3,912	6,690
Cytokinetics, Inc.*	1,270	17,208
CytomX Therapeutics, Inc.*	715	10,074
CytRx Corp.*	4,116	3,614
Dimension Therapeutics, Inc.*	428	471
Dynavax Technologies Corp.*	1,580	8,690
Eagle Pharmaceuticals, Inc.*	310	22,614
Edge Therapeutics, Inc.*	608	5,958
Editas Medicine, Inc.*	275	3,756
Eiger BioPharmaceuticals, Inc.*	145	964
Emergent BioSolutions, Inc.*	1,139	36,368
Enanta Pharmaceuticals, Inc.*	547	16,454
Epizyme, Inc.*	1,412	20,192
Esperion Therapeutics, Inc.*	501	16,042
Exact Sciences Corp.*	3,706	135,158
Exelixis, Inc.*	7,973	149,175
FibroGen, Inc.*	2,049	53,889
Five Prime Therapeutics, Inc.*	946	26,724
Flexion Therapeutics, Inc.*	937	16,013
Fortress Biotech, Inc.*	1,196	4,318
Foundation Medicine, Inc.*	472	17,936
Galena Biopharma, Inc.*	1,138	638
Genomic Health, Inc.*	655	20,803
Geron Corp.*	5,294	14,082
Global Blood Therapeutics, Inc.*	704	19,008
GlycoMimetics, Inc.*	419	5,317
Halozyme Therapeutics, Inc.*	3,822	45,100
Heron Therapeutics, Inc.*	1,467	19,658
Idera Pharmaceuticals, Inc.*	3,635	5,925
Ignyta, Inc.*	1,034	7,290
Immune Design Corp.*	486	3,621
ImmunoGen, Inc.*	2,953	13,613
Immunomedics, Inc.*	3,415	25,783
Infinity Pharmaceuticals, Inc.*	1,723	2,964
Inotek Pharmaceuticals Corp.*	612	1,040
Inovio Pharmaceuticals, Inc.*	2,328	17,576
Insmed, Inc.*	2,171	33,477
Insys Therapeutics, Inc.*	823	12,098
Intellia Therapeutics, Inc.*	244	2,796
Invitae Corp.*	990	8,494
Ironwood Pharmaceuticals, Inc.*	4,536	80,333
Jounce Therapeutics, Inc.*	226	4,576
Kadmon Holdings, Inc.*	286	646
Karyopharm Therapeutics, Inc.*	951	7,722
Keryx Biopharmaceuticals, Inc.*	2,770	17,700
Kite Pharma, Inc.*	1,527	110,433
La Jolla Pharmaceutical Co.*	587	16,788
Lexicon Pharmaceuticals, Inc.*	1,481	20,512
Ligand Pharmaceuticals, Inc.*	668	72,331
Lion Biotechnologies, Inc.*	1,979	10,192
Loxo Oncology, Inc.*	563	25,701
MacroGenics, Inc.*	1,118	19,844
MannKind Corp.*	2,274	3,457
MediciNova, Inc.*	1,041	6,059
Merrimack Pharmaceuticals, Inc.	4,279	7,766
MiMedx Group, Inc.*	3,586	49,056
Minerva Neurosciences, Inc.*	735	6,064
Mirati Therapeutics, Inc.*	544	1,523
Momenta Pharmaceuticals, Inc.*	2,278	33,031
Myovant Sciences Ltd.*	372	5,275
Myriad Genetics, Inc.*	2,368	48,189
NantKwest, Inc.*	586	2,151
Natera, Inc.*	915	9,370
NewLink Genetics Corp.*	757	9,659
Novavax, Inc.*	9,469	8,724
OncoMed Pharmaceuticals, Inc.*	745	2,429
Ophthotech Corp.*	1,071	2,431
Organovo Holdings, Inc.*	3,391	9,597
Otonomy, Inc.*	844	10,339
OvaScience, Inc.*	1,102	1,411
PDL BioPharma, Inc.	5,793	13,845
Pfenex, Inc.*	639	2,601
Portola Pharmaceuticals, Inc.*	1,726	63,603
Progenics Pharmaceuticals, Inc.*	2,441	15,549
Protagonist Therapeutics, Inc.*	265	2,960
Proteostasis Therapeutics, Inc.*	280	1,109
Prothena Corp. plc*	1,345	68,608
PTC Therapeutics, Inc.*	1,167	14,623
Puma Biotechnology, Inc.*	981	75,046
Ra Pharmaceuticals, Inc.*	287	6,894
Radius Health, Inc.*	1,106	38,290
REGENXBIO, Inc.*	815	13,936
Regulus Therapeutics, Inc.*	1,362	1,907
Repligen Corp.*	1,184	46,460
Retrophin, Inc.*	1,270	20,129
Rigel Pharmaceuticals, Inc.*	4,320	9,893
Sage Therapeutics, Inc.*	1,058	69,944
Sangamo Therapeutics, Inc.*	2,436	16,565
Sarepta Therapeutics, Inc.*	1,757	52,429
Selecta Biosciences, Inc.*	178	2,435
Seres Therapeutics, Inc.*	625	5,700
Sorrento Therapeutics, Inc.*	885	1,372
Spark Therapeutics, Inc.*	671	34,174
Spectrum Pharmaceuticals, Inc.*	2,717	15,378
Stemline Therapeutics, Inc.*	735	5,807
Syndax Pharmaceuticals, Inc.*	166	2,015

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
Synergy Pharmaceuticals, Inc.*	7,087	24,875
Synthetic Biologics, Inc.*	3,424	1,987
Syros Pharmaceuticals, Inc.*	164	2,624
T2 Biosystems, Inc.*	511	1,691
TESARO, Inc.*	1,004	149,907
TG Therapeutics, Inc.*	1,500	16,875
Trevena, Inc.*	1,717	4,001
Trovagene, Inc.*	987	635
Ultragenyx Pharmaceutical, Inc.*	1,350	72,697
Vanda Pharmaceuticals, Inc.*	1,286	17,682
Veracyte, Inc.*	581	4,729
Versartis, Inc.*	1,099	16,870
Vital Therapies, Inc.*	1,123	2,976
Voyager Therapeutics, Inc.*	412	3,650
vTv Therapeutics, Inc., Class A*	268	1,335
XBiotech, Inc.*	613	4,518
Xencor, Inc.*	1,264	25,912
Zafgen, Inc.*	800	2,712
ZIOPHARM Oncology, Inc.*	4,262	24,933
		3,107,122
Building Products - 0.7%
AAON, Inc.	1,416	51,224
Advanced Drainage Systems, Inc.	1,218	23,325
American Woodmark Corp.*	485	45,008
Apogee Enterprises, Inc.	995	53,014
Armstrong Flooring, Inc.*	821	15,180
Builders FirstSource, Inc.*	2,942	40,188
Caesarstone Ltd.*	835	31,354
Continental Building Products, Inc.*	1,235	30,134
CSW Industrials, Inc.*	506	17,862
Gibraltar Industries, Inc.*	1,105	34,366
Griffon Corp.	1,059	22,980
Insteel Industries, Inc.	615	19,532
JELD-WEN Holding, Inc.*	889	27,772
Masonite International Corp.*	1,065	78,437
NCI Building Systems, Inc.*	953	15,868
Patrick Industries, Inc.*	558	36,940
PGT Innovations, Inc.*	1,675	19,179
Ply Gem Holdings, Inc.*	771	12,606
Quanex Building Products Corp.	1,199	24,699
Simpson Manufacturing Co., Inc.	1,457	58,542
Trex Co., Inc.*	1,035	66,519
Universal Forest Products, Inc.	694	61,023
		785,752
Capital Markets - 0.8%
Actua Corp.*	1,089	15,246
Arlington Asset Investment Corp., Class A	789	11,330
Associated Capital Group, Inc., Class A	157	5,322
B. Riley Financial, Inc.	327	4,921
BGC Partners, Inc., Class A	7,635	90,017
Cohen & Steers, Inc.	733	28,734
Cowen, Inc.*	896	13,485
Diamond Hill Investment Group, Inc.	106	21,435
Evercore Partners, Inc., Class A	1,370	92,886
FBR & Co.	204	3,611
Fidus Investment Corp.	1	11
Fifth Street Asset Management, Inc.	177	664
Financial Engines, Inc.	1,877	71,138
GAIN Capital Holdings, Inc.	1,306	7,640
GAMCO Investors, Inc., Class A	155	4,495
Greenhill & Co., Inc.	973	19,703
Hennessy Advisors, Inc.	151	2,164
Houlihan Lokey, Inc.	736	24,708
INTL. FCStone, Inc.*	529	18,282
Investment Technology Group, Inc.	1,155	23,019
KCG Holdings, Inc., Class A*	1,319	26,195
Ladenburg Thalmann Financial Services, Inc.*	3,543	7,582
Manning & Napier, Inc.	523	2,432
Medley Management, Inc., Class A	199	1,154
Moelis & Co., Class A	825	28,958
OM Asset Management plc	1,406	19,628
Oppenheimer Holdings, Inc., Class A	348	5,429
Piper Jaffray Cos.	509	29,853
PJT Partners, Inc., Class A	621	24,014
Pzena Investment Management, Inc., Class A	512	4,439
Safeguard Scientifics, Inc.*	705	7,790
Silvercrest Asset Management Group, Inc., Class A	246	3,014
Stifel Financial Corp.*	2,251	95,960
Value Line, Inc.	41	715
Virtu Financial, Inc., Class A	884	14,409
Virtus Investment Partners, Inc.	180	18,126
Waddell & Reed Financial, Inc., Class A	2,785	46,621
Walter Investment Management Corp.*	654	693
Westwood Holdings Group, Inc.	280	15,282
Wins Finance Holdings, Inc.*	47	887
WisdomTree Investments, Inc.	4,031	38,335
		850,327
Chemicals - 1.6%
A Schulman, Inc.	1,008	29,534
AgroFresh Solutions, Inc.*	771	5,420
American Vanguard Corp.	990	16,681
Balchem Corp.	1,102	86,749
Calgon Carbon Corp.	1,768	24,840
Chase Corp.	248	26,164
Chemours Co. (The)	6,426	256,976
Codexis, Inc.*	1,372	5,488
Ferro Corp.*	2,920	48,939
Flotek Industries, Inc.*	1,918	18,950
FutureFuel Corp.	876	11,861
GCP Applied Technologies, Inc.*	2,488	74,889
Hawkins, Inc.	338	15,903
HB Fuller Co.	1,757	89,168
Ingevity Corp.*	1,494	88,251
Innophos Holdings, Inc.	678	28,673
Innospec, Inc.	828	52,992
KMG Chemicals, Inc.	317	17,730
Koppers Holdings, Inc.*	714	25,740
Kraton Corp.*	1,036	33,463
Kronos Worldwide, Inc.	771	14,140
LSB Industries, Inc.*	724	6,364
Minerals Technologies, Inc.	1,216	87,491
Olin Corp.	5,811	170,495
OMNOVA Solutions, Inc.*	1,488	12,871
PolyOne Corp.	2,943	109,892
Quaker Chemical Corp.	454	63,283
Rayonier Advanced Materials, Inc.	1,511	26,276
Sensient Technologies Corp.	1,562	125,413
Stepan Co.	689	58,303
TerraVia Holdings, Inc.*	2,754	726
Trecora Resources*	695	7,436
Tredegar Corp.	891	14,078
Trinseo SA	954	61,485
Tronox Ltd., Class A	2,262	34,382
Valhi, Inc.	880	3,001
		1,754,047
Commercial Services & Supplies - 1.4%
ABM Industries, Inc.	1,955	84,143
ACCO Brands Corp.*	3,727	42,301
Advanced Disposal Services, Inc.*	786	18,330
Aqua Metals, Inc.*	433	5,140
ARC Document Solutions, Inc.*	1,440	4,766
Brady Corp., Class A	1,605	57,619
Brink’s Co. (The)	1,580	99,698
Casella Waste Systems, Inc., Class A*	1,356	19,011
CECO Environmental Corp.	1,028	9,663
CompX International, Inc.	57	775

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
Deluxe Corp.	1,716	116,963
Ennis, Inc.	899	14,429
Essendant, Inc.	1,305	21,011
Healthcare Services Group, Inc.	2,468	118,143
Heritage-Crystal Clean, Inc.*	446	6,801
Herman Miller, Inc.	2,101	66,287
HNI Corp.	1,589	68,359
InnerWorkings, Inc.*	1,348	14,612
Interface, Inc.	2,269	46,628
Kimball International, Inc., Class B	1,296	22,265
Knoll, Inc.	1,685	36,227
Matthews International Corp., Class A	1,122	71,528
McGrath RentCorp	822	27,266
Mobile Mini, Inc.	1,555	43,540
MSA Safety, Inc.	1,091	88,480
Multi-Color Corp.	478	41,060
NL Industries, Inc.*	293	2,168
Quad/Graphics, Inc.	1,015	22,604
SP Plus Corp.*	607	17,906
Steelcase, Inc., Class A	3,018	50,552
Team, Inc.*	1,014	26,009
Tetra Tech, Inc.	2,028	93,187
TRC Cos., Inc.*	651	11,392
UniFirst Corp.	531	75,243
US Ecology, Inc.	766	38,319
Viad Corp.	704	31,082
VSE Corp.	302	12,636
West Corp.	1,515	35,103
		1,561,246
Communications Equipment - 1.1%
Acacia Communications, Inc.*	184	8,655
ADTRAN, Inc.	1,724	33,187
Aerohive Networks, Inc.*	887	4,222
Applied Optoelectronics, Inc.*	632	44,126
Bel Fuse, Inc., Class B	325	7,800
Black Box Corp.	526	4,313
CalAmp Corp.*	1,255	23,720
Calix, Inc.*	1,446	9,471
Ciena Corp.*	4,816	113,080
Clearfield, Inc.*	403	5,259
Comtech Telecommunications Corp.	790	11,400
Digi International, Inc.*	907	8,662
EMCORE Corp.	917	9,216
Extreme Networks, Inc.*	3,624	34,899
Finisar Corp.*	3,770	92,968
Harmonic, Inc.*	2,683	13,549
Infinera Corp.*	4,928	47,900
InterDigital, Inc.	1,215	98,415
KVH Industries, Inc.*	530	5,009
Lumentum Holdings, Inc.*	1,771	101,036
NETGEAR, Inc.*	1,134	47,571
NetScout Systems, Inc.*	3,143	115,034
Oclaro, Inc.*	3,923	34,836
Plantronics, Inc.	1,165	61,652
Quantenna Communications, Inc.*	238	4,551
ShoreTel, Inc.*	2,360	13,688
Silicom Ltd.	198	10,092
Sonus Networks, Inc.*	1,672	11,286
Ubiquiti Networks, Inc.*	909	42,868
ViaSat, Inc.*	1,814	118,364
Viavi Solutions, Inc.*	8,228	92,400
		1,229,229
Construction & Engineering - 0.5%
Aegion Corp.*	1,225	24,243
Ameresco, Inc., Class A*	746	5,147
Argan, Inc.	468	27,635
Comfort Systems USA, Inc.	1,300	44,785
Dycom Industries, Inc.*	1,071	90,167
EMCOR Group, Inc.	2,123	133,791
Granite Construction, Inc.	1,385	64,901
Great Lakes Dredge & Dock Corp.*	2,071	8,595
HC2 Holdings, Inc.*	1,170	6,201
IES Holdings, Inc.*	273	4,191
Layne Christensen Co.*	635	4,616
MasTec, Inc.*	2,322	98,453
MYR Group, Inc.*	524	15,385
NV5 Global, Inc.*	257	9,432
Orion Group Holdings, Inc.*	944	6,731
Primoris Services Corp.	1,412	32,758
Tutor Perini Corp.*	1,325	34,384
		611,415
Construction Materials - 0.1%
Forterra, Inc.*	653	4,695
Summit Materials, Inc., Class A*	3,755	100,859
United States Lime & Minerals, Inc.	70	5,490
US Concrete, Inc.*	501	33,116
		144,160
Consumer Finance - 0.3%
Encore Capital Group, Inc.*	834	30,191
Enova International, Inc.*	931	12,382
EZCORP, Inc., Class A*	1,776	15,096
FirstCash, Inc.	1,669	89,542
Green Dot Corp., Class A*	1,497	55,000
LendingClub Corp.*	11,533	63,431
Nelnet, Inc., Class A	709	27,871
PRA Group, Inc.*	1,617	56,272
Regional Management Corp.*	372	7,440
World Acceptance Corp.*	211	16,483
		373,708
Containers & Packaging - 0.1%
Greif, Inc., Class A	899	53,446
Greif, Inc., Class B	200	13,290
Multi Packaging Solutions International Ltd.*	744	13,392
Myers Industries, Inc.	760	12,844
UFP Technologies, Inc.*	224	6,126
		99,098
Distributors - 0.1%
Core-Mark Holding Co., Inc.	1,602	54,548
Weyco Group, Inc.	229	6,259
		60,807
Diversified Consumer Services - 0.6%
Adtalem Global Education, Inc.	2,194	82,056
American Public Education, Inc.*	542	11,924
Ascent Capital Group, Inc., Class A*	359	4,944
Bridgepoint Education, Inc.*	626	8,664
Bright Horizons Family Solutions, Inc.*	1,541	118,226
Cambium Learning Group, Inc.*	470	2,336
Capella Education Co.	396	34,274
Career Education Corp.*	2,344	22,127
Carriage Services, Inc.	519	13,645
Chegg, Inc.*	2,821	33,852
Collectors Universe, Inc.	263	6,588
Grand Canyon Education, Inc.*	1,576	123,558
Houghton Mifflin Harcourt Co.*	4,349	53,710
K12, Inc.*	1,186	22,332
Laureate Education, Inc., Class A*	1,243	20,783
Liberty Tax, Inc.	239	3,370
Regis Corp.*	1,303	12,313
Sotheby’s*	1,726	90,770
Strayer Education, Inc.	371	32,815
Weight Watchers International, Inc.*	974	25,616
		723,903
Diversified Financial Services - 0.1%
FNFV Group*	2,305	32,155
Marlin Business Services Corp.	290	7,352
NewStar Financial, Inc.	798	7,094
On Deck Capital, Inc.*	1,684	5,961
PICO Holdings, Inc.*	768	12,557
Tiptree, Inc.	800	4,840
		69,959

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
Diversified Telecommunication Services - 0.4%
ATN International, Inc.	371	24,278
Cincinnati Bell, Inc.*	1,476	25,092
Cogent Communications Holdings, Inc.	1,456	57,366
Consolidated Communications Holdings, Inc.	1,742	34,701
FairPoint Communications, Inc.*	745	10,728
General Communication, Inc., Class A*	943	34,881
Globalstar, Inc.*	13,963	27,647
Hawaiian Telcom Holdco, Inc.*	210	5,275
IDT Corp., Class B	607	10,295
Intelsat SA*	1,108	3,413
Iridium Communications, Inc.*	2,892	28,631
Lumos Networks Corp.*	662	11,863
ORBCOMM, Inc.*	2,266	22,207
pdvWireless, Inc.*	342	8,174
Straight Path Communications, Inc., Class B*	336	60,110
Vonage Holdings Corp.*	6,701	46,304
Windstream Holdings, Inc.	6,383	27,128
		438,093
Electric Utilities - 0.7%
ALLETE, Inc.	1,741	127,772
El Paso Electric Co.	1,417	76,518
Genie Energy Ltd., Class B	452	3,476
IDACORP, Inc.	1,772	154,696
MGE Energy, Inc.	1,227	79,878
Otter Tail Corp.	1,331	53,173
PNM Resources, Inc.	2,805	107,992
Portland General Electric Co.	3,140	148,648
Spark Energy, Inc., Class A	171	7,498
		759,651
Electrical Equipment - 0.4%
Allied Motion Technologies, Inc.	218	5,489
American Superconductor Corp.*	412	1,697
Atkore International Group, Inc.*	425	8,866
AZZ, Inc.	910	49,367
Babcock & Wilcox Enterprises, Inc.*	1,604	17,083
Encore Wire Corp.	709	29,317
Energous Corp.*	521	8,039
EnerSys	1,528	113,164
FuelCell Energy, Inc.*	1,254	1,209
Generac Holdings, Inc.*	2,161	74,879
General Cable Corp.	1,701	28,152
LSI Industries, Inc.	832	7,347
Plug Power, Inc.*	6,704	12,469
Powell Industries, Inc.	306	10,077
Preformed Line Products Co.	88	4,224
Sunrun, Inc.*	2,218	11,179
Thermon Group Holdings, Inc.*	1,122	20,779
TPI Composites, Inc.*	209	3,557
Vicor Corp.*	577	9,780
		416,674
Electronic Equipment, Instruments & Components - 1.8%
Agilysys, Inc.*	532	5,272
Anixter International, Inc.*	1,016	76,708
AVX Corp.	1,631	26,699
Badger Meter, Inc.	985	38,612
Belden, Inc.	1,470	104,370
Benchmark Electronics, Inc.*	1,737	56,105
Coherent, Inc.*	849	210,679
Control4 Corp.*	703	13,955
CTS Corp.	1,099	23,134
Daktronics, Inc.	1,285	12,760
Electro Scientific Industries, Inc.*	963	8,051
ePlus, Inc.*	444	34,965
Fabrinet*	1,222	43,051
FARO Technologies, Inc.*	582	20,224
II-VI, Inc.*	2,087	62,610
Insight Enterprises, Inc.*	1,285	53,379
Itron, Inc.*	1,173	79,353
Kimball Electronics, Inc.*	984	17,122
Knowles Corp.*	3,096	53,034
Littelfuse, Inc.	777	125,835
Maxwell Technologies, Inc.*	1,104	6,392
Mesa Laboratories, Inc.	105	16,416
Methode Electronics, Inc.	1,279	51,352
MTS Systems Corp.	586	30,384
Novanta, Inc.*	1,109	37,706
OSI Systems, Inc.*	614	48,623
Park Electrochemical Corp.	678	11,458
PC Connection, Inc.	398	10,380
Plexus Corp.*	1,169	60,765
Radisys Corp.*	1,250	4,712
Rogers Corp.*	631	67,019
Sanmina Corp.*	2,575	94,245
ScanSource, Inc.*	880	33,440
SYNNEX Corp.	1,026	114,153
Systemax, Inc.	405	6,452
Tech Data Corp.*	1,228	119,079
TTM Technologies, Inc.*	2,543	41,298
Universal Display Corp.	1,456	165,110
Vishay Intertechnology, Inc.	4,785	78,235
Vishay Precision Group, Inc.*	426	7,370
		2,070,507
Energy Equipment & Services - 0.5%
Archrock, Inc.	2,440	25,620
Atwood Oceanics, Inc.*	2,652	26,626
Bristow Group, Inc.	1,177	7,709
CARBO Ceramics, Inc.*	782	5,920
Dawson Geophysical Co.*	707	2,722
Era Group, Inc.*	685	5,761
Exterran Corp.*	1,112	31,358
Fairmount Santrol Holdings, Inc.*	3,188	15,175
Forum Energy Technologies, Inc.*	2,219	36,059
Geospace Technologies Corp.*	456	6,835
Helix Energy Solutions Group, Inc.*	4,852	24,163
Hornbeck Offshore Services, Inc.*	1,141	1,917
Independence Contract Drilling, Inc.*	1,050	4,011
Keane Group, Inc.*	1,091	16,779
Mammoth Energy Services, Inc.*	274	4,979
Matrix Service Co.*	931	7,588
McDermott International, Inc.*	8,479	52,655
Natural Gas Services Group, Inc.*	433	11,345
Newpark Resources, Inc.*	2,910	21,534
Oil States International, Inc.*	1,795	52,504
Parker Drilling Co.*	4,691	6,333
PHI, Inc. (Non-Voting)*	413	3,676
Pioneer Energy Services Corp.*	2,614	6,404
RigNet, Inc.*	444	7,437
SEACOR Holdings, Inc.*	559	34,216
Seadrill Ltd.*	13,259	5,972
Smart Sand, Inc.*	414	4,032
Tesco Corp.*	1,620	7,533
TETRA Technologies, Inc.*	3,984	12,310
Tidewater, Inc.*	1,661	1,216
Unit Corp.*	1,775	31,648
US Silica Holdings, Inc.	2,610	99,180
Willbros Group, Inc.*	1,516	3,502
		584,719
Equity Real Estate Investment Trusts (REITs) - 4.3%
Acadia Realty Trust	2,802	76,074
Agree Realty Corp.	883	40,203
Alexander’s, Inc.	74	30,498
Altisource Residential Corp.	1,834	25,199
American Assets Trust, Inc.	1,370	53,499
Armada Hoffler Properties, Inc.	1,232	16,275
Ashford Hospitality Prime, Inc.	1,004	9,659
Ashford Hospitality Trust, Inc.	2,741	16,885
Bluerock Residential Growth REIT, Inc.	792	9,662
CareTrust REIT, Inc.	2,244	40,953

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
CatchMark Timber Trust, Inc., Class A	1,361	15,407
CBL & Associates Properties, Inc.	5,918	45,509
Cedar Realty Trust, Inc.	2,895	14,446
Chatham Lodging Trust	1,317	26,142
Chesapeake Lodging Trust	2,084	48,036
City Office REIT, Inc.	937	11,516
Clipper Realty, Inc.	202	2,149
Colony Starwood Homes	2,542	87,877
Community Healthcare Trust, Inc.	442	10,917
CorEnergy Infrastructure Trust, Inc.	419	14,740
CoreSite Realty Corp.	1,177	123,915
Cousins Properties, Inc.	12,674	108,487
DiamondRock Hospitality Co.	7,042	78,096
DuPont Fabros Technology, Inc.	2,618	143,021
Easterly Government Properties, Inc.	1,141	22,660
EastGroup Properties, Inc.	1,108	90,236
Education Realty Trust, Inc.	2,577	98,725
Farmland Partners, Inc.	918	8,932
FelCor Lodging Trust, Inc.	4,781	34,280
First Industrial Realty Trust, Inc.	4,074	117,657
First Potomac Realty Trust	2,034	22,252
Four Corners Property Trust, Inc.	2,119	52,170
Franklin Street Properties Corp.	3,662	41,198
GEO Group, Inc. (The)	4,276	128,023
Getty Realty Corp.	920	23,138
Gladstone Commercial Corp.	853	17,367
Global Medical REIT, Inc.	534	4,961
Global Net Lease, Inc.	2,350	52,969
Government Properties Income Trust	2,458	53,093
Gramercy Property Trust	4,940	145,977
Healthcare Realty Trust, Inc.	4,005	133,206
Hersha Hospitality Trust	1,378	25,645
Hudson Pacific Properties, Inc.	4,290	140,540
Independence Realty Trust, Inc.	2,057	19,768
InfraREIT, Inc.	1,397	26,948
Investors Real Estate Trust	4,249	24,857
iStar, Inc.*	2,404	29,112
Kite Realty Group Trust	2,899	52,095
LaSalle Hotel Properties	3,743	106,488
Lexington Realty Trust	8,064	77,495
LTC Properties, Inc.	1,322	63,720
Mack-Cali Realty Corp.	3,132	83,343
MedEquities Realty Trust, Inc.	725	8,468
Medical Properties Trust, Inc.	10,329	133,761
Monmouth Real Estate Investment Corp.	2,340	34,164
Monogram Residential Trust, Inc.	5,909	56,904
National Health Investors, Inc.	1,306	98,629
National Storage Affiliates Trust	1,469	35,623
New Senior Investment Group, Inc.	2,677	25,539
NexPoint Residential Trust, Inc.	628	15,172
NorthStar Realty Europe Corp.	1,930	23,546
One Liberty Properties, Inc.	498	11,105
Parkway, Inc.	1,484	29,591
Pebblebrook Hotel Trust	2,509	77,578
Pennsylvania REIT	2,395	25,627
Physicians Realty Trust	5,424	110,324
Potlatch Corp.	1,424	65,148
Preferred Apartment Communities, Inc., Class A	929	14,242
PS Business Parks, Inc.	692	87,386
QTS Realty Trust, Inc., Class A	1,641	85,693
RAIT Financial Trust	3,220	7,181
Ramco-Gershenson Properties Trust	2,762	34,774
Retail Opportunity Investments Corp.	3,772	74,535
Rexford Industrial Realty, Inc.	2,301	62,702
RLJ Lodging Trust	4,276	87,017
Ryman Hospitality Properties, Inc.	1,523	98,096
Sabra Health Care REIT, Inc.	2,265	53,069
Saul Centers, Inc.	337	19,310
Select Income REIT	2,224	53,065
Seritage Growth Properties, Class A	877	34,422
STAG Industrial, Inc.	2,901	78,269
Summit Hotel Properties, Inc.	3,253	58,229
Sunstone Hotel Investors, Inc.	7,625	119,026
Terreno Realty Corp.	1,586	51,830
Tier REIT, Inc.	1,674	27,069
UMH Properties, Inc.	899	15,013
Universal Health Realty Income Trust	434	31,135
Urban Edge Properties	3,147	75,024
Urstadt Biddle Properties, Inc., Class A	1,027	19,225
Washington Prime Group, Inc.	6,517	49,725
Washington REIT	2,574	83,166
Whitestone REIT	980	11,299
Xenia Hotels & Resorts, Inc.	3,629	64,959
		4,892,660
Food & Staples Retailing - 0.3%
Andersons, Inc. (The)	941	33,029
Chefs’ Warehouse, Inc. (The)*	679	10,287
Ingles Markets, Inc., Class A	489	17,897
Natural Grocers by Vitamin Cottage, Inc.*	318	3,151
Performance Food Group Co.*	1,313	37,158
PriceSmart, Inc.	704	62,128
Smart & Final Stores, Inc.*	812	10,637
SpartanNash Co.	1,297	38,651
SUPERVALU, Inc.*	9,326	35,905
United Natural Foods, Inc.*	1,739	69,456
Village Super Market, Inc., Class A	256	6,369
Weis Markets, Inc.	337	17,396
		342,064
Food Products - 0.8%
AdvancePierre Foods Holdings, Inc.	758	30,525
Alico, Inc.	113	3,384
Amplify Snack Brands, Inc.*	1,026	9,388
B&G Foods, Inc.	2,307	93,549
Calavo Growers, Inc.	544	36,829
Cal-Maine Foods, Inc.*	1,084	40,325
Darling Ingredients, Inc.*	5,760	90,259
Dean Foods Co.	3,213	58,605
Farmer Brothers Co.*	285	8,550
Fresh Del Monte Produce, Inc.	1,135	57,522
Freshpet, Inc.*	783	11,902
Inventure Foods, Inc.*	664	2,822
J&J Snack Foods Corp.	527	68,563
John B Sanfilippo & Son, Inc.	298	19,301
Lancaster Colony Corp.	660	81,728
Landec Corp.*	939	13,146
Lifeway Foods, Inc.*	165	1,620
Limoneira Co.	412	7,593
Omega Protein Corp.	768	13,402
Sanderson Farms, Inc.	702	83,327
Seaboard Corp.	9	36,445
Seneca Foods Corp., Class A*	231	7,115
Snyder’s-Lance, Inc.	2,823	103,745
Tootsie Roll Industries, Inc.	619	21,490
		901,135
Gas Utilities - 0.8%
Chesapeake Utilities Corp.	547	40,615
Delta Natural Gas Co., Inc.	240	7,202
New Jersey Resources Corp.	3,011	126,161
Northwest Natural Gas Co.	952	58,310
ONE Gas, Inc.	1,828	129,148
South Jersey Industries, Inc.	2,800	101,948
Southwest Gas Holdings, Inc.	1,662	132,245
Spire, Inc.	1,568	111,093
WGL Holdings, Inc.	1,770	146,450
		853,172
Health Care Equipment & Supplies - 1.8%
Abaxis, Inc.	767	37,123
Accuray, Inc.*	2,795	11,459

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
Analogic Corp.	435	31,276
AngioDynamics, Inc.*	946	14,266
Anika Therapeutics, Inc.*	494	22,857
AtriCure, Inc.*	1,103	23,042
Atrion Corp.	49	27,031
Avinger, Inc.*	688	365
AxoGen, Inc.*	922	13,692
Cantel Medical Corp.	1,256	97,742
Cardiovascular Systems, Inc.*	1,117	33,544
Cerus Corp.*	3,552	8,134
ConforMIS, Inc.*	1,253	5,075
CONMED Corp.	967	49,095
Corindus Vascular Robotics, Inc.*	1,928	2,198
CryoLife, Inc.*	1,104	20,148
Cutera, Inc.*	412	9,394
Endologix, Inc.*	2,843	13,703
Entellus Medical, Inc.*	295	3,932
Exactech, Inc.*	366	11,090
GenMark Diagnostics, Inc.*	1,526	19,746
Glaukos Corp.*	585	23,815
Globus Medical, Inc., Class A*	2,458	75,584
Haemonetics Corp.*	1,794	73,159
Halyard Health, Inc.*	1,640	58,942
ICU Medical, Inc.*	515	83,069
Inogen, Inc.*	572	50,702
Insulet Corp.*	2,023	84,905
Integer Holdings Corp.*	1,071	42,519
Integra LifeSciences Holdings Corp.*	2,120	106,742
Invacare Corp.	1,113	15,749
InVivo Therapeutics Holdings Corp.*	1,129	2,202
iRadimed Corp.*	142	1,157
iRhythm Technologies, Inc.*	253	8,774
IRIDEX Corp.*	295	2,652
K2M Group Holdings, Inc.*	902	20,520
LeMaitre Vascular, Inc.	474	14,485
Masimo Corp.*	1,505	130,995
Meridian Bioscience, Inc.	1,462	20,176
Merit Medical Systems, Inc.*	1,697	60,243
Natus Medical, Inc.*	1,141	38,680
Neogen Corp.*	1,277	80,821
Nevro Corp.*	843	58,024
Novocure Ltd.*	1,776	22,289
NuVasive, Inc.*	1,736	130,252
NxStage Medical, Inc.*	2,231	48,323
Obalon Therapeutics, Inc.*	169	1,570
OraSure Technologies, Inc.*	1,900	28,633
Orthofix International NV*	614	25,585
Oxford Immunotec Global plc*	779	10,906
Penumbra, Inc.*	973	80,613
Quidel Corp.*	941	23,356
Rockwell Medical, Inc.*	1,681	12,036
RTI Surgical, Inc.*	2,016	10,382
Second Sight Medical Products, Inc.*	666	766
Senseonics Holdings, Inc.*	974	1,364
Spectranetics Corp. (The)*	1,500	40,500
STAAR Surgical Co.*	1,402	12,828
Surmodics, Inc.*	455	11,102
Tactile Systems Technology, Inc.*	145	3,528
Tandem Diabetes Care, Inc.*	1,038	826
TransEnterix, Inc.*	2,440	1,157
Utah Medical Products, Inc.	121	8,131
ViewRay, Inc.*	252	1,651
Wright Medical Group NV*	3,619	96,700
		2,081,325
Health Care Providers & Services - 1.1%
AAC Holdings, Inc.*	349	2,192
Aceto Corp.	1,020	14,433
Addus HomeCare Corp.*	260	9,646
Almost Family, Inc.*	388	22,271
Amedisys, Inc.*	981	58,782
American Renal Associates Holdings, Inc.*	307	4,973
AMN Healthcare Services, Inc.*	1,661	60,211
BioScrip, Inc.*	3,942	7,135
BioTelemetry, Inc.*	946	27,292
Capital Senior Living Corp.*	986	13,646
Chemed Corp.	567	116,042
Civitas Solutions, Inc.*	530	8,347
Community Health Systems, Inc.*	3,870	34,250
CorVel Corp.*	348	16,217
Cross Country Healthcare, Inc.*	1,236	14,276
Diplomat Pharmacy, Inc.*	1,604	27,493
Ensign Group, Inc. (The)	1,673	30,750
Fulgent Genetics, Inc.*	135	833
Genesis Healthcare, Inc.*	1,312	2,230
HealthEquity, Inc.*	1,512	69,250
HealthSouth Corp.	3,112	141,067
Kindred Healthcare, Inc.	2,954	28,949
Landauer, Inc.	335	16,365
LHC Group, Inc.*	525	31,605
Magellan Health, Inc.*	818	56,237
Molina Healthcare, Inc.*	1,518	98,017
National HealthCare Corp.	394	26,989
National Research Corp., Class A	295	7,080
Nobilis Health Corp.*	1,945	3,404
Owens & Minor, Inc.	2,189	69,785
PharMerica Corp.*	1,037	25,614
Providence Service Corp. (The)*	414	19,350
Quorum Health Corp.*	1,039	3,917
RadNet, Inc.*	1,302	9,374
Select Medical Holdings Corp.*	3,744	50,170
Surgery Partners, Inc.*	652	14,214
Teladoc, Inc.*	842	25,765
Tivity Health, Inc.*	1,117	37,922
Triple-S Management Corp., Class B*	817	13,293
US Physical Therapy, Inc.	426	26,945
		1,246,331
Health Care Technology - 0.3%
Castlight Health, Inc., Class B*	1,413	4,945
Computer Programs & Systems, Inc.	392	13,093
Cotiviti Holdings, Inc.*	444	16,930
Evolent Health, Inc., Class A*	561	12,875
HealthStream, Inc.*	902	25,139
HMS Holdings Corp.*	2,955	53,840
Medidata Solutions, Inc.*	1,929	137,306
NantHealth, Inc.*	231	714
Omnicell, Inc.*	1,248	49,795
Quality Systems, Inc.*	1,791	27,510
Tabula Rasa HealthCare, Inc.*	176	2,332
Vocera Communications, Inc.*	867	23,175
		367,654
Hotels, Restaurants & Leisure - 1.8%
Belmond Ltd., Class A*	2,934	36,235
Biglari Holdings, Inc.*	37	14,068
BJ’s Restaurants, Inc.*	742	33,242
Bloomin’ Brands, Inc.	3,654	73,190
Bob Evans Farms, Inc.	695	48,935
Bojangles’, Inc.*	344	6,020
Boyd Gaming Corp.*	2,895	73,562
Buffalo Wild Wings, Inc.*	569	81,765
Caesars Acquisition Co., Class A*	1,671	29,493
Caesars Entertainment Corp.*	1,978	21,659
Carrols Restaurant Group, Inc.*	1,204	14,267
Century Casinos, Inc.*	746	5,826
Cheesecake Factory, Inc. (The)	1,594	94,014
Churchill Downs, Inc.	474	79,466
Chuy’s Holdings, Inc.*	574	15,441
ClubCorp Holdings, Inc.	2,257	30,018
Cracker Barrel Old Country Store, Inc.	672	112,096
Dave & Buster’s Entertainment, Inc.*	1,328	88,578
Del Frisco’s Restaurant Group, Inc.*	771	13,107
Del Taco Restaurants, Inc.*	812	10,418
Denny’s Corp.*	2,448	29,131

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
DineEquity, Inc.	614	28,090
El Pollo Loco Holdings, Inc.*	711	9,705
Eldorado Resorts, Inc.*	1,606	33,324
Empire Resorts, Inc.*	116	2,836
Fiesta Restaurant Group, Inc.*	933	20,573
Fogo De Chao, Inc.*	175	2,397
Golden Entertainment, Inc.	360	5,980
Habit Restaurants, Inc. (The), Class A*	472	8,756
ILG, Inc.	3,969	106,925
International Speedway Corp., Class A	924	32,617
Intrawest Resorts Holdings, Inc.*	563	13,349
J Alexander’s Holdings, Inc.*	466	5,289
Jack in the Box, Inc.	1,147	122,247
Jamba, Inc.*	445	3,137
Kona Grill, Inc.*	275	1,100
La Quinta Holdings, Inc.*	2,974	41,220
Lindblad Expeditions Holdings, Inc.*	516	4,912
Luby’s, Inc.*	683	1,817
Marcus Corp. (The)	651	21,483
Marriott Vacations Worldwide Corp.	786	91,585
Monarch Casino & Resort, Inc.*	371	11,186
Nathan’s Famous, Inc.*	106	6,667
Noodles & Co.*	387	1,877
Papa John’s International, Inc.	952	76,703
Penn National Gaming, Inc.*	2,913	56,308
Pinnacle Entertainment, Inc.*	1,909	37,397
Planet Fitness, Inc., Class A	916	20,015
Potbelly Corp.*	835	9,602
Red Lion Hotels Corp.*	554	3,629
Red Robin Gourmet Burgers, Inc.*	451	32,506
Red Rock Resorts, Inc., Class A	1,054	24,917
Ruby Tuesday, Inc.*	2,083	4,583
Ruth’s Hospitality Group, Inc.	1,056	22,810
Scientific Games Corp., Class A*	1,822	42,270
SeaWorld Entertainment, Inc.	2,346	41,876
Shake Shack, Inc., Class A*	551	20,398
Sonic Corp.	1,442	42,135
Speedway Motorsports, Inc.	413	7,112
Texas Roadhouse, Inc.	2,324	113,690
Wingstop, Inc.	553	15,766
Zoe’s Kitchen, Inc.*	671	9,334
		2,068,654
Household Durables - 0.8%
AV Homes, Inc.*	429	6,725
Bassett Furniture Industries, Inc.	359	10,662
Beazer Homes USA, Inc.*	1,103	13,457
Cavco Industries, Inc.*	296	32,634
Century Communities, Inc.*	565	14,069
CSS Industries, Inc.	300	7,977
Ethan Allen Interiors, Inc.	865	23,312
Flexsteel Industries, Inc.	228	11,548
GoPro, Inc., Class A*	3,542	29,115
Green Brick Partners, Inc.*	813	8,049
Helen of Troy Ltd.*	984	89,544
Hooker Furniture Corp.	398	17,074
Hovnanian Enterprises, Inc., Class A*	4,274	10,386
Installed Building Products, Inc.*	704	34,918
iRobot Corp.*	940	87,157
KB Home	2,926	61,387
La-Z-Boy, Inc.	1,722	45,633
LGI Homes, Inc.*	573	18,565
Libbey, Inc.	768	6,275
Lifetime Brands, Inc.	388	7,139
M/I Homes, Inc.*	831	23,426
MDC Holdings, Inc.	1,456	48,994
Meritage Homes Corp.*	1,340	53,466
NACCO Industries, Inc., Class A	135	8,944
New Home Co., Inc. (The)*	446	4,794
Taylor Morrison Home Corp., Class A*	1,402	32,597
TopBuild Corp.*	1,350	72,293
TRI Pointe Group, Inc.*	5,222	64,596
UCP, Inc., Class A*	285	3,135
Universal Electronics, Inc.*	497	32,106
William Lyon Homes, Class A*	838	18,981
ZAGG, Inc.*	967	8,074
		907,032
Household Products - 0.2%
Central Garden & Pet Co.*	355	10,622
Central Garden & Pet Co., Class A*	1,173	33,911
HRG Group, Inc.*	4,161	78,934
Oil-Dri Corp. of America	176	6,067
Orchids Paper Products Co.	318	4,544
WD-40 Co.	494	52,216
		186,294
Independent Power and Renewable Electricity Producers - 0.3%
Atlantic Power Corp.*	4,049	9,515
Atlantica Yield plc	2,064	43,117
Dynegy, Inc.*	4,099	33,899
NRG Yield, Inc., Class A	1,225	21,070
NRG Yield, Inc., Class C	2,225	39,383
Ormat Technologies, Inc.	1,363	81,126
Pattern Energy Group, Inc.	2,327	52,497
TerraForm Global, Inc., Class A*	3,204	15,700
TerraForm Power, Inc., Class A*	3,067	37,969
Vivint Solar, Inc.*	797	2,550
		336,826
Industrial Conglomerates - 0.0%(b)
Raven Industries, Inc.	1,273	43,091

Insurance - 1.4%
Ambac Financial Group, Inc.*	1,580	26,102
American Equity Investment Life Holding Co.	3,007	75,355
AMERISAFE, Inc.	664	34,395
Argo Group International Holdings Ltd.	1,011	62,581
Atlas Financial Holdings, Inc.*	372	5,580
Baldwin & Lyons, Inc., Class B	317	7,545
Blue Capital Reinsurance Holdings Ltd.	208	3,973
Citizens, Inc.*	1,630	10,122
CNO Financial Group, Inc.	6,286	128,800
Crawford & Co., Class B	420	3,927
Donegal Group, Inc., Class A	292	4,581
eHealth, Inc.*	632	11,578
EMC Insurance Group, Inc.	293	7,946
Employers Holdings, Inc.	1,124	45,016
Enstar Group Ltd.*	399	74,872
FBL Financial Group, Inc., Class A	345	21,718
Federated National Holding Co.	441	6,933
Fidelity & Guaranty Life	417	12,864
Genworth Financial, Inc., Class A*	17,651	64,603
Global Indemnity Ltd.*	295	11,213
Greenlight Capital Re Ltd., Class A*	1,030	21,218
Hallmark Financial Services, Inc.*	490	5,071
HCI Group, Inc.	303	13,474
Heritage Insurance Holdings, Inc.	931	11,861
Horace Mann Educators Corp.	1,422	54,392
Independence Holding Co.	250	4,963
Infinity Property & Casualty Corp.	379	36,289
Investors Title Co.	49	9,159
James River Group Holdings Ltd.	499	19,780
Kemper Corp.	1,392	53,105
Kinsale Capital Group, Inc.	234	8,480
Maiden Holdings Ltd.	2,414	25,468
MBIA, Inc.*	4,614	37,789
National General Holdings Corp.	1,697	37,266
National Western Life Group, Inc., Class A	80	24,572
Navigators Group, Inc. (The)	788	41,764

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
OneBeacon Insurance Group Ltd., Class A	699	12,827
Patriot National, Inc.*	383	954
Primerica, Inc.	1,649	119,058
RLI Corp.	1,334	74,090
Safety Insurance Group, Inc.	504	33,541
Selective Insurance Group, Inc.	1,995	101,945
State Auto Financial Corp.	544	13,524
State National Cos., Inc.	1,069	18,782
Stewart Information Services Corp.	800	36,192
Third Point Reinsurance Ltd.*	2,319	30,495
Trupanion, Inc.*	504	10,251
United Fire Group, Inc.	759	32,827
United Insurance Holdings Corp.	602	9,770
Universal Insurance Holdings, Inc.	1,146	28,249
WMIH Corp.*	7,120	7,832
		1,554,692
Internet & Direct Marketing Retail - 0.3%
1-800-Flowers.com, Inc., Class A*	912	9,120
Duluth Holdings, Inc., Class B*	337	6,578
Etsy, Inc.*	3,683	49,389
FTD Cos., Inc.*	611	10,583
Gaia, Inc.*	241	2,627
HSN, Inc.	1,097	36,366
Lands’ End, Inc.*	522	9,187
Liberty TripAdvisor Holdings, Inc., Class A*	2,545	30,158
Nutrisystem, Inc.	1,021	53,143
Overstock.com, Inc.*	463	6,505
PetMed Express, Inc.	694	24,352
Shutterfly, Inc.*	1,211	59,932
Wayfair, Inc., Class A*	1,105	69,560
		367,500
Internet Software & Services - 1.4%
2U, Inc.*	1,285	54,934
Alarm.com Holdings, Inc.*	361	11,751
Amber Road, Inc.*	620	4,483
Angie’s List, Inc.*	1,393	16,772
Appfolio, Inc., Class A*	266	7,621
Apptio, Inc., Class A*	244	4,031
Autobytel, Inc.*	307	3,865
Bankrate, Inc.*	1,662	17,368
Bazaarvoice, Inc.*	2,878	13,095
Benefitfocus, Inc.*	451	14,342
Blucora, Inc.*	1,374	28,167
Box, Inc., Class A*	1,712	32,014
Brightcove, Inc.*	1,050	6,248
Carbonite, Inc.*	623	11,588
Care.com, Inc.*	492	7,562
ChannelAdvisor Corp.*	813	9,268
Cimpress NV*	880	77,739
Cornerstone OnDemand, Inc.*	1,766	65,978
Coupa Software, Inc.*	302	10,334
DHI Group, Inc.*	1,758	5,010
Endurance International Group Holdings, Inc.*	2,103	15,878
Envestnet, Inc.*	1,453	52,090
Five9, Inc.*	1,157	25,998
Global Sources Ltd.*	287	5,998
Gogo, Inc.*	1,975	25,537
GrubHub, Inc.*	2,834	123,194
GTT Communications, Inc.*	925	29,831
Hortonworks, Inc.*	1,489	18,404
Instructure, Inc.*	369	9,852
j2 Global, Inc.	1,650	139,623
Limelight Networks, Inc.*	2,489	7,343
Liquidity Services, Inc.*	875	5,425
LivePerson, Inc.*	1,868	17,839
LogMeIn, Inc.	1,825	202,575
Marchex, Inc., Class B*	1,171	3,291
Meet Group, Inc. (The)*	1,693	7,839
MINDBODY, Inc., Class A*	505	14,165
New Relic, Inc.*	769	33,582
NIC, Inc.	2,227	45,097
Numerex Corp., Class A*	485	2,003
Q2 Holdings, Inc.*	898	35,561
QuinStreet, Inc.*	1,284	4,988
Quotient Technology, Inc.*	2,248	24,728
RealNetworks, Inc.*	822	3,411
Reis, Inc.	305	5,765
Rightside Group Ltd.*	407	3,708
Shutterstock, Inc.*	665	30,962
SPS Commerce, Inc.*	581	33,791
Stamps.com, Inc.*	567	78,189
TechTarget, Inc.*	554	5,041
Trade Desk, Inc. (The), Class A*	322	17,710
TrueCar, Inc.*	1,906	33,507
Web.com Group, Inc.*	1,490	33,898
WebMD Health Corp.*	1,308	73,222
Xactly Corp.*	802	12,591
XO Group, Inc.*	891	14,710
		1,599,516
IT Services - 1.2%
Acxiom Corp.*	2,719	71,238
ALJ Regional Holdings, Inc.*	650	2,197
Blackhawk Network Holdings, Inc.*	1,927	83,535
CACI International, Inc., Class A*	854	105,127
Cardtronics plc, Class A*	1,581	54,149
Cass Information Systems, Inc.	384	23,516
Convergys Corp.	3,120	75,847
CSG Systems International, Inc.	1,123	44,796
EPAM Systems, Inc.*	1,692	141,925
EVERTEC, Inc.	2,229	36,779
ExlService Holdings, Inc.*	1,142	59,807
Forrester Research, Inc.	349	13,751
Hackett Group, Inc. (The)	788	11,552
Information Services Group, Inc.*	1,090	3,979
ManTech International Corp., Class A	866	33,168
MAXIMUS, Inc.	2,252	139,804
MoneyGram International, Inc.*	1,039	18,099
NCI, Inc., Class A*	211	4,030
NeuStar, Inc., Class A*	1,898	62,919
Perficient, Inc.*	1,237	21,363
PFSweb, Inc.*	515	3,559
Planet Payment, Inc.*	1,485	5,123
Science Applications International Corp.	1,484	112,769
ServiceSource International, Inc.*	2,140	7,404
Sykes Enterprises, Inc.*	1,358	45,262
Syntel, Inc.	1,133	19,805
TeleTech Holdings, Inc.	575	24,466
Travelport Worldwide Ltd.	4,053	54,716
Unisys Corp.*	1,761	20,780
Virtusa Corp.*	970	28,149
		1,329,614
Leisure Products - 0.2%
Acushnet Holdings Corp.	790	15,010
American Outdoor Brands Corp.*	1,921	43,511
Callaway Golf Co.	3,308	42,144
Escalade, Inc.	371	4,452
JAKKS Pacific, Inc.*	537	2,256
Johnson Outdoors, Inc., Class A	172	7,386
Malibu Boats, Inc., Class A*	633	15,350
Marine Products Corp.	343	4,668
MCBC Holdings, Inc.	271	5,211
Nautilus, Inc.*	1,075	19,511
Sturm Ruger & Co., Inc.	607	38,666
		198,165
Life Sciences Tools & Services - 0.4%
Accelerate Diagnostics, Inc.*	808	22,543
Albany Molecular Research, Inc.*	910	17,709
Cambrex Corp.*	1,117	60,095
ChromaDex Corp.*	1,005	3,296
Enzo Biochem, Inc.*	1,393	12,537

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
Fluidigm Corp.*	1,019	4,616
INC Research Holdings, Inc., Class A*	1,452	82,546
Luminex Corp.	1,317	26,682
Medpace Holdings, Inc.*	284	7,901
NanoString Technologies, Inc.*	551	10,105
NeoGenomics, Inc.*	1,859	14,054
Pacific Biosciences of California, Inc.*	2,816	9,293
PAREXEL International Corp.*	1,842	148,871
PRA Health Sciences, Inc.*	848	61,268
		481,516
Machinery - 2.0%
Actuant Corp., Class A	2,060	53,457
Alamo Group, Inc.	330	28,093
Albany International Corp., Class A	1,005	48,542
Altra Industrial Motion Corp.	884	38,189
American Railcar Industries, Inc.	273	9,689
Astec Industries, Inc.	679	38,004
Barnes Group, Inc.	1,762	99,712
Blue Bird Corp.*	189	3,449
Briggs & Stratton Corp.	1,488	35,385
Chart Industries, Inc.*	1,072	36,823
CIRCOR International, Inc.	577	37,194
Columbus McKinnon Corp.	682	19,055
DMC Global, Inc.	491	6,211
Douglas Dynamics, Inc.	776	23,629
Energy Recovery, Inc.*	1,208	9,169
EnPro Industries, Inc.	758	50,642
ESCO Technologies, Inc.	891	51,322
ExOne Co. (The)*	382	5,027
Federal Signal Corp.	2,103	32,975
Franklin Electric Co., Inc.	1,616	61,731
FreightCar America, Inc.	426	7,140
Gencor Industries, Inc.*	272	4,406
Global Brass & Copper Holdings, Inc.	740	22,422
Gorman-Rupp Co. (The)	619	14,899
Graham Corp.	336	7,033
Greenbrier Cos., Inc. (The)	952	42,126
Hardinge, Inc.	410	4,961
Harsco Corp.*	2,826	42,107
Hillenbrand, Inc.	2,069	73,863
Hurco Cos., Inc.	222	6,460
Hyster-Yale Materials Handling, Inc.	330	24,628
John Bean Technologies Corp.	1,101	95,016
Kadant, Inc.	376	28,896
Kennametal, Inc.	2,770	106,562
Lindsay Corp.	371	31,676
Lydall, Inc.*	583	29,412
Manitowoc Co., Inc. (The)*	4,459	25,238
Meritor, Inc.*	2,886	44,935
Milacron Holdings Corp.*	511	8,886
Miller Industries, Inc.	386	9,882
Mueller Industries, Inc.	1,986	56,164
Mueller Water Products, Inc., Class A	5,468	61,132
Navistar International Corp.*	1,737	44,936
NN, Inc.	919	26,283
Omega Flex, Inc.	101	6,183
Proto Labs, Inc.*	866	55,424
RBC Bearings, Inc.*	795	80,549
REV Group, Inc.	444	11,921
Rexnord Corp.*	2,909	66,325
Spartan Motors, Inc.	1,167	10,036
SPX Corp.*	1,456	35,075
SPX FLOW, Inc.*	1,238	46,215
Standex International Corp.	447	39,291
Sun Hydraulics Corp.	815	34,874
Supreme Industries, Inc., Class A	456	8,080
Tennant Co.	614	42,980
Titan International, Inc.	1,553	16,105
TriMas Corp.*	1,580	34,444
Wabash National Corp.	2,092	41,819
Watts Water Technologies, Inc., Class A	975	60,548
Woodward, Inc.	1,856	126,431
		2,223,661
Marine - 0.1%
Costamare, Inc.	1,055	6,910
Matson, Inc.	1,517	44,388
Scorpio Bulkers, Inc.*	1,958	11,356
		62,654
Media - 0.8%
AMC Entertainment Holdings, Inc., Class A	1,880	42,300
Central European Media Enterprises Ltd., Class A*	2,682	10,460
Daily Journal Corp.*	38	7,991
Entercom Communications Corp., Class A	909	9,363
Entravision Communications Corp., Class A	2,281	13,116
Eros International plc*	1,039	9,974
EW Scripps Co. (The), Class A*	2,088	35,872
Gannett Co., Inc.	4,124	32,373
Global Eagle Entertainment, Inc.*	1,640	5,068
Gray Television, Inc.*	2,249	27,100
Hemisphere Media Group, Inc.*	187	2,104
IMAX Corp.*	2,066	51,753
Liberty Media Corp-Liberty Braves, Class A*	321	7,614
Liberty Media Corp-Liberty Braves, Class C*	1,102	25,699
Liberty Media Corp-Liberty Formula One, Class A*	801	25,552
Liberty Media Corp-Liberty Formula One, Class C*	1,618	53,879
Loral Space & Communications, Inc.*	451	17,815
MDC Partners, Inc., Class A	1,923	15,961
Meredith Corp.	1,317	71,250
MSG Networks, Inc., Class A*	2,087	43,931
National CineMedia, Inc.	2,157	15,681
New Media Investment Group, Inc.	1,589	20,546
New York Times Co. (The), Class A	4,364	76,806
Nexstar Media Group, Inc., Class A	1,523	87,132
Reading International, Inc., Class A*	589	9,400
Saga Communications, Inc., Class A	128	6,202
Salem Media Group, Inc.	388	2,658
Scholastic Corp.	949	40,361
Sinclair Broadcast Group, Inc., Class A	2,578	83,527
Time, Inc.	3,605	45,063
Townsquare Media, Inc., Class A*	303	3,048
tronc, Inc.*	935	10,491
Urban One, Inc., Class D*	867	1,734
World Wrestling Entertainment, Inc., Class A	1,267	25,859
		937,683
Metals & Mining - 0.7%
AK Steel Holding Corp.*	10,932	66,685
Allegheny Technologies, Inc.	3,808	58,757
Ampco-Pittsburgh Corp.	300	4,710
Carpenter Technology Corp.	1,621	59,118
Century Aluminum Co.*	1,749	25,221
Cliffs Natural Resources, Inc.*	9,877	58,175
Coeur Mining, Inc.*	6,311	58,566
Commercial Metals Co.	4,028	72,907
Ferroglobe plc	2,294	24,179
Gold Resource Corp.	1,753	6,188
Handy & Harman Ltd.*	101	2,884
Haynes International, Inc.	434	15,537
Hecla Mining Co.	13,384	76,824
Kaiser Aluminum Corp.	620	51,063
Materion Corp.	698	23,872

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
Olympic Steel, Inc.	321	5,287
Ramaco Resources, Inc.*	212	1,331
Ryerson Holding Corp.*	442	3,691
Schnitzer Steel Industries, Inc., Class A	916	17,679
SunCoke Energy, Inc.*	2,261	19,761
TimkenSteel Corp.*	1,382	18,104
Worthington Industries, Inc.	1,580	66,313
		736,852
Mortgage Real Estate Investment Trusts (REITs) - 0.6%
AG Mortgage Investment Trust, Inc.	984	18,332
Anworth Mortgage Asset Corp.	3,358	20,316
Apollo Commercial Real Estate Finance, Inc.	2,863	52,851
Ares Commercial Real Estate Corp.	941	12,449
ARMOUR Residential REIT, Inc.	1,288	33,475
Capstead Mortgage Corp.	3,351	35,320
CYS Investments, Inc.	5,315	44,806
Dynex Capital, Inc.	1,574	10,798
Great Ajax Corp.	520	7,249
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	1,690	37,028
Invesco Mortgage Capital, Inc.	3,949	63,737
Ladder Capital Corp.	1,525	21,463
MTGE Investment Corp.	1,613	29,437
New Residential Investment Corp.	10,459	168,285
New York Mortgage Trust, Inc.	3,858	23,997
Orchid Island Capital, Inc.	1,086	10,914
Owens Realty Mortgage, Inc.	351	5,749
PennyMac Mortgage Investment Trust	2,391	41,890
Redwood Trust, Inc.	2,674	45,244
Resource Capital Corp.	1,061	10,228
Western Asset Mortgage Capital Corp.	1,437	14,657
		708,225
Multiline Retail - 0.1%
Big Lots, Inc.	1,564	76,370
Fred’s, Inc., Class A	1,239	17,049
Ollie’s Bargain Outlet Holdings, Inc.*	709	29,175
Sears Holdings Corp.*	394	2,912
Tuesday Morning Corp.*	1,575	2,677
		128,183
Multi-Utilities - 0.3%
Avista Corp.	2,220	95,105
Black Hills Corp.	1,812	126,006
NorthWestern Corp.	1,707	105,766
Unitil Corp.	488	23,219
		350,096
Oil, Gas & Consumable Fuels - 1.1%
Abraxas Petroleum Corp.*	5,130	9,439
Adams Resources & Energy, Inc.	73	2,910
Alon USA Energy, Inc.	1,106	13,659
Ardmore Shipping Corp.	989	7,121
Bill Barrett Corp.*	2,162	7,481
California Resources Corp.*	1,113	12,121
Callon Petroleum Co.*	6,522	73,829
Carrizo Oil & Gas, Inc.*	2,168	47,566
Clean Energy Fuels Corp.*	3,659	8,562
Cobalt International Energy, Inc.*	14,309	3,231
Contango Oil & Gas Co.*	785	4,836
CVR Energy, Inc.	553	11,038
Delek US Holdings, Inc.	2,162	53,012
Denbury Resources, Inc.*	12,334	18,871
DHT Holdings, Inc.	3,220	13,588
Dorian LPG Ltd.*	850	6,638
Earthstone Energy, Inc.*	75	784
Eclipse Resources Corp.*	1,999	4,478
EP Energy Corp., Class A*	1,358	5,717
Erin Energy Corp.*	508	889
Evolution Petroleum Corp.	854	6,234
EXCO Resources, Inc.*	4,908	1,621
Frontline Ltd.	2,455	14,214
GasLog Ltd.	1,436	18,596
Gener8 Maritime, Inc.*	1,377	7,298
Golar LNG Ltd.	3,370	78,403
Green Plains, Inc.	1,269	27,093
International Seaways, Inc.*	565	11,176
Isramco, Inc.*	27	2,882
Jagged Peak Energy, Inc.*	1,122	14,597
Jones Energy, Inc., Class A*	2,170	4,340
Matador Resources Co.*	3,105	70,763
Navios Maritime Acquisition Corp.	2,829	4,074
Nordic American Tankers Ltd.	3,459	20,616
Northern Oil and Gas, Inc.*	1,640	2,706
Oasis Petroleum, Inc.*	8,179	79,827
Overseas Shipholding Group, Inc., Class A*	1,354	3,575
Pacific Ethanol, Inc.*	1,004	5,924
Panhandle Oil and Gas, Inc., Class A	538	10,437
Par Pacific Holdings, Inc.*	1,078	18,552
PDC Energy, Inc.*	1,962	97,433
Renewable Energy Group, Inc.*	1,343	15,176
REX American Resources Corp.*	200	19,024
Ring Energy, Inc.*	1,449	18,808
RSP Permian, Inc.*	3,447	122,679
Sanchez Energy Corp.*	2,362	14,148
Scorpio Tankers, Inc.	5,733	21,327
SemGroup Corp., Class A	2,319	71,889
Ship Finance International Ltd.	2,103	28,390
SRC ENERGY, Inc.*	6,519	44,851
Teekay Corp.	1,718	10,497
Teekay Tankers Ltd., Class A	4,085	7,680
W&T Offshore, Inc.*	1,246	2,542
Western Refining, Inc.	2,830	102,446
Westmoreland Coal Co.*	646	4,244
WildHorse Resource Development Corp.*	703	8,380
		1,298,212
Paper & Forest Products - 0.3%
Boise Cascade Co.*	1,370	36,921
Clearwater Paper Corp.*	596	27,625
Deltic Timber Corp.	371	25,176
KapStone Paper and Packaging Corp.	3,027	63,961
Louisiana-Pacific Corp.*	5,058	112,692
Neenah Paper, Inc.	582	45,396
PH Glatfelter Co.	1,524	27,935
Schweitzer-Mauduit International, Inc.	1,061	39,554
		379,260
Personal Products - 0.1%
Avon Products, Inc.*	15,448	52,523
elf Beauty, Inc.*	339	8,295
Inter Parfums, Inc.	613	21,332
Lifevantage Corp.*	481	1,919
Medifast, Inc.	367	15,271
Natural Health Trends Corp.	261	7,272
Nature’s Sunshine Products, Inc.	298	3,770
Nutraceutical International Corp.	289	12,066
Revlon, Inc., Class A*	412	7,663
USANA Health Sciences, Inc.*	364	23,442
		153,553
Pharmaceuticals - 1.1%
AcelRx Pharmaceuticals, Inc.*	1,242	3,105
Aclaris Therapeutics, Inc.*	395	9,393
Aerie Pharmaceuticals, Inc.*	1,011	56,060
Agile Therapeutics, Inc.*	466	1,528
Amphastar Pharmaceuticals, Inc.*	1,248	21,303
Ampio Pharmaceuticals, Inc.*	1,688	1,478
ANI Pharmaceuticals, Inc.*	277	12,102
Aratana Therapeutics, Inc.*	1,169	6,733
Axsome Therapeutics, Inc.*	467	1,798
Bio-Path Holdings, Inc.*	3,101	1,085

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
Catalent, Inc.*	3,493	124,106
Cempra, Inc.*	1,564	5,943
Clearside Biomedical, Inc.*	346	2,380
Collegium Pharmaceutical, Inc.*	576	4,735
Corcept Therapeutics, Inc.*	2,618	29,610
Depomed, Inc.*	2,141	22,438
Dermira, Inc.*	1,016	27,859
Durect Corp.*	4,424	5,442
Egalet Corp.*	777	1,663
Endocyte, Inc.*	1,332	3,397
Flex Pharma, Inc.*	372	1,306
Heska Corp.*	214	21,113
Horizon Pharma plc*	5,657	56,570
Impax Laboratories, Inc.*	2,567	39,147
Innoviva, Inc.*	2,833	34,619
Intersect ENT, Inc.*	895	22,643
Intra-Cellular Therapies, Inc.*	1,203	12,331
Lannett Co., Inc.*	973	19,557
Lipocine, Inc.*	581	2,132
Medicines Co. (The)*	2,360	93,857
MyoKardia, Inc.*	452	5,831
Nektar Therapeutics*	4,989	99,181
Neos Therapeutics, Inc.*	632	5,309
Novan, Inc.*	166	822
Novus Therapeutics, Inc.*	41	209
Ocular Therapeutix, Inc.*	728	7,426
Omeros Corp.*	1,418	21,426
Pacira Pharmaceuticals, Inc.*	1,277	56,699
Paratek Pharmaceuticals, Inc.*	693	13,895
Phibro Animal Health Corp., Class A	658	23,195
Prestige Brands Holdings, Inc.*	1,865	93,959
Reata Pharmaceuticals, Inc., Class A*	223	6,161
Revance Therapeutics, Inc.*	716	15,931
SciClone Pharmaceuticals, Inc.*	1,758	16,701
Sucampo Pharmaceuticals, Inc., Class A*	822	8,220
Supernus Pharmaceuticals, Inc.*	1,645	61,852
Teligent, Inc.*	1,452	12,023
Tetraphase Pharmaceuticals, Inc.*	1,273	8,771
TherapeuticsMD, Inc.*	5,264	21,846
Theravance Biopharma, Inc.*	1,406	51,319
Titan Pharmaceuticals, Inc.*	661	1,553
WaVe Life Sciences Ltd.*	308	5,821
Zogenix, Inc.*	870	11,049
		1,194,632
Professional Services - 0.7%
Acacia Research Corp.*	1,751	6,916
Advisory Board Co. (The)*	1,435	74,189
Barrett Business Services, Inc.	248	14,153
CBIZ, Inc.*	1,731	26,138
Cogint, Inc.*	531	2,867
CRA International, Inc.	280	9,680
Exponent, Inc.	898	53,251
Franklin Covey Co.*	359	7,090
FTI Consulting, Inc.*	1,457	50,310
GP Strategies Corp.*	445	10,925
Heidrick & Struggles International, Inc.	641	13,814
Hill International, Inc.*	1,134	5,557
Huron Consulting Group, Inc.*	760	31,578
ICF International, Inc.*	633	29,783
Insperity, Inc.	551	41,573
Kelly Services, Inc., Class A	1,029	23,904
Kforce, Inc.	860	15,480
Korn/Ferry International	2,009	64,509
Mistras Group, Inc.*	601	12,573
Navigant Consulting, Inc.*	1,668	32,509
On Assignment, Inc.*	1,784	93,482
Resources Connection, Inc.	1,010	12,675
RPX Corp.*	1,741	23,051
TriNet Group, Inc.*	1,478	45,715
TrueBlue, Inc.*	1,478	39,684
WageWorks, Inc.*	1,280	90,560
		831,966
Real Estate Management & Development - 0.3%
Alexander & Baldwin, Inc.	1,636	65,473
Altisource Portfolio Solutions SA*	404	8,314
Consolidated-Tomoka Land Co.	144	7,747
Forestar Group, Inc.*	1,474	20,857
FRP Holdings, Inc.*	219	9,220
Griffin Industrial Realty, Inc.	26	808
HFF, Inc., Class A	1,259	39,268
Kennedy-Wilson Holdings, Inc.	2,893	56,703
Marcus & Millichap, Inc.*	510	12,332
RE/MAX Holdings, Inc., Class A	622	33,059
RMR Group, Inc. (The), Class A	241	11,833
St Joe Co. (The)*	1,770	31,241
Stratus Properties, Inc.	219	6,033
Tejon Ranch Co.*	489	9,790
Trinity Place Holdings, Inc.*	765	5,118
		317,796
Road & Rail - 0.3%
ArcBest Corp.	864	16,243
Celadon Group, Inc.	955	1,910
Covenant Transportation Group, Inc., Class A*	415	7,644
Heartland Express, Inc.	1,616	31,431
Knight Transportation, Inc.	2,349	78,339
Marten Transport Ltd.	806	19,949
PAM Transportation Services, Inc.*	82	1,447
Roadrunner Transportation Systems, Inc.*	1,072	6,807
Saia, Inc.*	884	40,841
Swift Transportation Co.*	2,619	62,725
Universal Logistics Holdings, Inc.	293	4,043
USA Truck, Inc.*	285	1,878
Werner Enterprises, Inc.	1,566	42,674
YRC Worldwide, Inc.*	1,142	10,495
		326,426
Semiconductors & Semiconductor Equipment - 2.4%
Advanced Energy Industries, Inc.*	1,385	106,548
Advanced Micro Devices, Inc.*	26,383	295,226
Alpha & Omega Semiconductor Ltd.*	671	12,494
Ambarella, Inc.*	1,124	65,799
Amkor Technology, Inc.*	3,512	39,826
Axcelis Technologies, Inc.*	1,022	22,228
Brooks Automation, Inc.	2,381	65,597
Cabot Microelectronics Corp.	826	62,355
Cavium, Inc.*	2,263	165,131
CEVA, Inc.*	691	29,195
Cirrus Logic, Inc.*	2,199	145,024
Cohu, Inc.	925	16,955
Diodes, Inc.*	1,336	34,215
DSP Group, Inc.*	757	8,970
Entegris, Inc.*	4,961	122,537
FormFactor, Inc.*	2,411	35,442
Ichor Holdings Ltd.*	241	5,659
Impinj, Inc.*	215	9,385
Inphi Corp.*	1,409	55,909
Integrated Device Technology, Inc.*	4,726	120,891
IXYS Corp.	880	12,980
Kopin Corp.*	2,161	7,455
Lattice Semiconductor Corp.*	4,208	29,246
MACOM Technology Solutions Holdings, Inc.*	1,105	67,401
MaxLinear, Inc.*	1,959	61,023
Microsemi Corp.*	3,995	196,194
MKS Instruments, Inc.	1,866	152,546
Monolithic Power Systems, Inc.	1,366	134,141
Nanometrics, Inc.*	830	23,074
NeoPhotonics Corp.*	1,079	9,722
NVE Corp.	166	13,104
PDF Solutions, Inc.*	948	15,396
Photronics, Inc.*	2,289	23,004

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
Power Integrations, Inc.	963	64,473
Rambus, Inc.*	3,813	45,146
Rudolph Technologies, Inc.*	1,049	25,071
Semtech Corp.*	2,266	86,561
Sigma Designs, Inc.*	1,257	7,856
Silicon Laboratories, Inc.*	1,447	108,236
Synaptics, Inc.*	1,231	68,394
Ultra Clean Holdings, Inc.*	1,124	25,672
Veeco Instruments, Inc.*	1,596	50,195
Xcerra Corp.*	1,854	18,002
Xperi Corp.	1,726	52,902
		2,717,180
Software - 2.3%
8x8, Inc.*	3,093	42,219
A10 Networks, Inc.*	1,545	12,623
ACI Worldwide, Inc.*	4,047	92,514
American Software, Inc., Class A	905	9,720
Aspen Technology, Inc.*	2,737	167,395
Barracuda Networks, Inc.*	771	16,900
Blackbaud, Inc.	1,655	136,918
Blackline, Inc.*	350	11,816
Bottomline Technologies de, Inc.*	1,409	35,239
BroadSoft, Inc.*	1,031	41,240
Callidus Software, Inc.*	2,137	51,074
CommVault Systems, Inc.*	1,358	76,218
Digimarc Corp.*	338	11,779
Ebix, Inc.	885	48,985
Ellie Mae, Inc.*	1,149	125,884
EnerNOC, Inc.*	939	5,117
Everbridge, Inc.*	307	7,939
Exa Corp.*	487	6,764
Fair Isaac Corp.	1,087	144,201
Gigamon, Inc.*	1,139	43,453
Globant SA*	901	35,283
Glu Mobile, Inc.*	3,607	9,162
Guidance Software, Inc.*	792	5,077
HubSpot, Inc.*	1,012	72,965
Imperva, Inc.*	1,004	49,598
Jive Software, Inc.*	2,025	10,682
Majesco*	206	978
MicroStrategy, Inc., Class A*	333	60,726
Mitek Systems, Inc.*	1,032	8,050
MobileIron, Inc.*	1,629	8,797
Model N, Inc.*	780	10,101
Monotype Imaging Holdings, Inc.	1,424	27,839
Park City Group, Inc.*	454	5,675
Paycom Software, Inc.*	1,542	100,908
Paylocity Holding Corp.*	756	35,419
Pegasystems, Inc.	1,264	73,881
Progress Software Corp.	1,758	51,334
Proofpoint, Inc.*	1,432	123,152
PROS Holdings, Inc.*	884	26,405
QAD, Inc., Class A	329	10,709
Qualys, Inc.*	953	40,026
Rapid7, Inc.*	697	12,797
RealPage, Inc.*	1,896	65,602
RingCentral, Inc., Class A*	2,056	70,110
Rosetta Stone, Inc.*	677	8,036
Rubicon Project, Inc. (The)*	1,306	6,504
Sapiens International Corp. NV*	852	10,573
SecureWorks Corp., Class A*	212	2,306
Silver Spring Networks, Inc.*	1,327	13,509
Synchronoss Technologies, Inc.*	1,447	18,493
Take-Two Interactive Software, Inc.*	3,417	262,221
Telenav, Inc.*	1,143	9,315
TiVo Corp.	4,106	73,087
Varonis Systems, Inc.*	375	13,631
VASCO Data Security International, Inc.*	1,058	14,495
Verint Systems, Inc.*	2,177	89,475
VirnetX Holding Corp.*	1,696	5,766
Workiva, Inc.*	769	13,996
Zendesk, Inc.*	2,847	73,965
Zix Corp.*	1,865	10,761
		2,629,407
Specialty Retail - 1.2%
Aaron’s, Inc.	2,306	84,215
Abercrombie & Fitch Co., Class A	2,388	31,498
American Eagle Outfitters, Inc.	5,845	67,218
America’s Car-Mart, Inc.*	276	9,977
Asbury Automotive Group, Inc.*	701	39,221
Ascena Retail Group, Inc.*	6,068	10,740
At Home Group, Inc.*	293	5,491
Barnes & Noble Education, Inc.*	1,404	13,324
Barnes & Noble, Inc.	2,217	14,854
Big 5 Sporting Goods Corp.	622	8,646
Boot Barn Holdings, Inc.*	469	3,654
Buckle, Inc. (The)	1,005	17,085
Build-A-Bear Workshop, Inc.*	476	5,117
Caleres, Inc.	1,501	41,037
Camping World Holdings, Inc., Class A	422	11,394
Cato Corp. (The), Class A	897	18,084
Chico’s FAS, Inc.	4,575	43,280
Children’s Place, Inc. (The)	610	66,002
Citi Trends, Inc.	504	9,198
Conn’s, Inc.*	712	12,175
Container Store Group, Inc. (The)*	558	3,214
Destination XL Group, Inc.*	1,273	3,055
DSW, Inc., Class A	2,361	39,736
Express, Inc.*	2,606	20,223
Finish Line, Inc. (The), Class A	1,467	20,699
Five Below, Inc.*	1,878	96,341
Francesca’s Holdings Corp.*	1,339	16,952
Genesco, Inc.*	675	25,110
GNC Holdings, Inc., Class A	2,407	18,245
Group 1 Automotive, Inc.	728	43,789
Guess?, Inc.	2,147	25,850
Haverty Furniture Cos., Inc.	653	15,639
Hibbett Sports, Inc.*	747	17,330
Kirkland’s, Inc.*	518	4,688
Lithia Motors, Inc., Class A	834	75,769
Lumber Liquidators Holdings, Inc.*	923	26,749
MarineMax, Inc.*	866	15,631
Monro Muffler Brake, Inc.	1,102	54,659
Office Depot, Inc.	18,161	92,803
Party City Holdco, Inc.*	944	15,623
Pier 1 Imports, Inc.	2,839	14,223
Rent-A-Center, Inc.	1,820	20,766
Restoration Hardware Holdings, Inc.*	1,199	67,276
Sears Hometown and Outlet Stores, Inc.*	394	1,202
Select Comfort Corp.*	1,516	43,661
Shoe Carnival, Inc.	469	9,581
Sonic Automotive, Inc., Class A	981	18,443
Sportsman’s Warehouse Holdings, Inc.*	905	5,276
Stage Stores, Inc.	898	1,949
Stein Mart, Inc.	1,091	1,593
Tailored Brands, Inc.	1,715	18,213
Tile Shop Holdings, Inc.	1,143	22,460
Tilly’s, Inc., Class A	408	4,304
Vitamin Shoppe, Inc.*	847	9,825
West Marine, Inc.	646	6,350
Winmark Corp.	80	9,800
Zumiez, Inc.*	632	9,006
		1,408,243
Technology Hardware, Storage & Peripherals - 0.3%
3D Systems Corp.*	3,762	76,933
Avid Technology, Inc.*	1,127	5,872
CPI Card Group, Inc.	737	1,437
Cray, Inc.*	1,413	25,081
Diebold Nixdorf, Inc.	2,401	63,506
Eastman Kodak Co.*	596	5,513

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
Electronics For Imaging, Inc.*	1,650	78,243
Immersion Corp.*	1,016	8,636
Pure Storage, Inc., Class A*	2,391	30,939
Stratasys Ltd.*	1,720	46,268
Super Micro Computer, Inc.*	1,356	33,358
USA Technologies, Inc.*	1,257	5,845
		381,631
Textiles, Apparel & Luxury Goods - 0.4%
Columbia Sportswear Co.	946	51,349
Crocs, Inc.*	2,586	17,662
Culp, Inc.	378	12,134
Deckers Outdoor Corp.*	1,137	78,862
Delta Apparel, Inc.*	250	4,720
Fossil Group, Inc.*	1,471	15,843
G-III Apparel Group Ltd.*	1,509	29,531
Iconix Brand Group, Inc.*	1,501	8,991
Movado Group, Inc.	540	11,394
Oxford Industries, Inc.	531	28,536
Perry Ellis International, Inc.*	440	8,070
Sequential Brands Group, Inc.*	1,376	4,417
Steven Madden Ltd.*	2,159	84,741
Superior Uniform Group, Inc.	282	5,442
Unifi, Inc.*	549	15,449
Vera Bradley, Inc.*	711	6,690
Vince Holding Corp.*	756	454
Wolverine World Wide, Inc.	3,399	88,374
		472,659
Thrifts & Mortgage Finance - 1.3%
Astoria Financial Corp.	3,230	59,820
Bank Mutual Corp.	1,432	12,673
BankFinancial Corp.	531	7,795
Bear State Financial, Inc.	628	5,489
Beneficial Bancorp, Inc.	2,462	36,068
BofI Holding, Inc.*	2,102	46,664
Capitol Federal Financial, Inc.	4,472	61,803
Charter Financial Corp.	479	8,574
Clifton Bancorp, Inc.	769	12,496
Dime Community Bancshares, Inc.	1,096	20,824
ESSA Bancorp, Inc.	285	4,147
Essent Group Ltd.*	2,618	94,955
EverBank Financial Corp.	3,611	70,234
Federal Agricultural Mortgage Corp., Class C	301	18,241
First Defiance Financial Corp.	340	17,714
Flagstar Bancorp, Inc.*	734	21,205
Greene County Bancorp, Inc.	105	2,551
Hingham Institution for Savings	48	8,459
Home Bancorp, Inc.	201	6,995
HomeStreet, Inc.*	896	24,013
Impac Mortgage Holdings, Inc.*	349	5,734
Kearny Financial Corp.	3,062	42,715
LendingTree, Inc.*	222	34,543
Meridian Bancorp, Inc.	1,693	27,427
Meta Financial Group, Inc.	288	24,653
MGIC Investment Corp.*	11,970	126,643
Nationstar Mortgage Holdings, Inc.*	1,133	18,491
NMI Holdings, Inc., Class A*	1,732	18,013
Northfield Bancorp, Inc.	1,477	24,311
Northwest Bancshares, Inc.	3,370	51,864
OceanFirst Financial Corp.	902	23,903
Ocwen Financial Corp.*	3,529	8,752
Oritani Financial Corp.	1,352	22,376
PennyMac Financial Services, Inc., Class A*	478	7,696
PHH Corp.*	1,857	24,977
Provident Bancorp, Inc.*	156	3,237
Provident Financial Holdings, Inc.	230	4,370
Provident Financial Services, Inc.	2,142	49,994
Radian Group, Inc.	7,554	121,317
SI Financial Group, Inc.	391	5,865
Southern Missouri Bancorp, Inc.	205	6,437
Territorial Bancorp, Inc.	264	7,936
TrustCo Bank Corp.	3,202	23,535
United Community Financial Corp.	1,630	12,893
United Financial Bancorp, Inc.	1,757	28,446
Walker & Dunlop, Inc.*	964	45,028
Washington Federal, Inc.	3,188	101,857
Waterstone Financial, Inc.	892	16,859
Western New England Bancorp, Inc.	878	8,736
WSFS Financial Corp.	1,005	44,320
		1,483,648
Tobacco - 0.1%
Alliance One International, Inc.*	293	3,076
Turning Point Brands, Inc.*	210	3,518
Universal Corp.	867	57,569
Vector Group Ltd.	3,254	70,742
		134,905
Trading Companies & Distributors - 0.7%
Aircastle Ltd.	1,673	36,522
Applied Industrial Technologies, Inc.	1,275	78,731
Beacon Roofing Supply, Inc.*	2,097	101,138
BMC Stock Holdings, Inc.*	1,931	37,655
CAI International, Inc.*	550	10,588
DXP Enterprises, Inc.*	545	19,527
Foundation Building Materials, Inc.*	455	6,143
GATX Corp.	1,436	85,413
GMS, Inc.*	250	8,165
H&E Equipment Services, Inc.	1,107	22,018
Kaman Corp.	939	45,363
Lawson Products, Inc.*	220	4,686
MRC Global, Inc.*	3,287	59,330
Neff Corp., Class A*	334	5,678
NOW, Inc.*	3,753	61,962
Real Industry, Inc.*	920	2,576
Rush Enterprises, Inc., Class A*	1,034	37,069
Rush Enterprises, Inc., Class B*	213	7,023
SiteOne Landscape Supply, Inc.*	408	21,697
Textainer Group Holdings Ltd.*	795	8,745
Titan Machinery, Inc.*	621	10,464
Triton International Ltd.	1,406	39,396
Univar, Inc.*	1,508	45,873
Veritiv Corp.*	288	12,730
Willis Lease Finance Corp.*	136	3,552
		772,044
Transportation Infrastructure - 0.0%(b)
Wesco Aircraft Holdings, Inc.*	1,953	18,846

Water Utilities - 0.2%
American States Water Co.	1,282	58,703
AquaVenture Holdings Ltd.*	252	4,271
Artesian Resources Corp., Class A	273	9,591
California Water Service Group	1,684	58,351
Connecticut Water Service, Inc.	381	20,216
Consolidated Water Co. Ltd.	511	6,055
Global Water Resources, Inc.	288	2,730
Middlesex Water Co.	556	19,638
SJW Group	573	27,527
York Water Co. (The)	451	14,928
		222,010
Wireless Telecommunication Services - 0.1%
Boingo Wireless, Inc.*	1,249	20,071
NII Holdings, Inc.*	1,876	1,066
Shenandoah Telecommunications Co.	1,622	49,714
Spok Holdings, Inc.	718	12,493
		83,344

TOTAL COMMON STOCKS (Cost $71,818,658)		65,189,900

See accompanying notes to the financial statements.

Investments	No. of Rights	Value ($)
RIGHTS - 0.0%(b)
Biotechnology - 0.0%(b)
Dyax Corp., CVR*(c)(d)	4,673	5,187
Tobira Therapeutics, Inc., CVR*(c)(d)	218	2,995
		8,182
Pharmaceuticals - 0.0%
Omthera Pharmaceuticals, Inc., CVR, at $4.70*(c)(d)	363	—

TOTAL RIGHTS (Cost $—)		8,182

	Principal Amount ($)
SHORT-TERM INVESTMENT(a) - 5.9%
REPURCHASE AGREEMENT(e) - 5.9%
Repurchase Agreements with various counterparties, rates 0.60% - 0.81%, dated 5/31/2017, due 6/1/2017, total to be received $6,690,515 (Cost $6,690,368)	6,690,368	6,690,368

Total Investments - 63.4% (Cost $78,509,026)		71,888,450
Other Assets Less Liabilities - 36.6%		41,455,797
Net assets - 100.0%		113,344,247

*                 Non-income producing security.

(a)         All or a portion of this security is segregated in connection with obligations for swaps with a total value of $9,282,684.

(b)         Represents less than 0.05% of net assets.

(c)          Security fair valued as of 5/31/2017 in accordance with procedures approved by the Board of Trustees. Total value of all such securities at 5/31/2017 amounted to $8,182, which represents approximately 0.01% of net assets of the Fund.

(d)         Illiquid security.

(e)          The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See “Repurchase Agreements” under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subjected to repurchase.

Abbreviations

CVR                                             Contingent Value Rights — No defined expiration

As of May 31, 2017, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$731,245
Aggregate gross unrealized depreciation	(7,451,966)
Net unrealized depreciation	$(6,720,721)
Federal income tax cost of investments	$78,609,171

See accompanying notes to the financial statements.

Futures Contracts Purchased

UltraPro Russell2000 had the following open long futures contracts as of May 31, 2017:

	Number of Contracts	Expiration Date	Notional Amount at Value	Unrealized Appreciation
E-Mini Russell 2000 Futures Contracts	2	6/16/2017	$136,920	$2,502

Cash collateral in the amount of $6,700 was pledged to cover margin requirements for open futures contracts as of May 31, 2017.

Swap Agreements(1)

UltraPro Russell2000 had the following open swap agreements as of May 31, 2017:

Notional Amount at Value	Termination Date	Counterparty	Rate Paid (Received)(2)	Underlying Instrument	Unrealized Appreciation/ (Depreciation)(3)	Financial Instruments for the Benefit of (the Fund)/ the Counterparty	Cash Collateral for the Benefit of (the Fund)/ the Counterparty	Net Amount(4)
$13,050,138	1/8/2018	Bank of America NA	0.69%	Russell 2000® Index	$12,405,840	$(12,405,840)	$—	$—

45,767,223	11/6/2018	Citibank NA	0.75%	Russell 2000® Index	(413,080)	71,722	341,358	—

23,904,878	1/8/2018	Credit Suisse International	0.74%	Russell 2000® Index	7,795,476	—	(7,795,476)	—

414,477	11/6/2017	Goldman Sachs International	0.75%	iShares® Russell 2000 ETF	57,811
13,808,215	1/8/2018	Goldman Sachs International	1.10%	Russell 2000® Index	6,547,542
14,222,692					6,605,353	(6,605,353)	—	—
1,530,492	11/6/2018	Morgan Stanley & Co. International plc	0.49%	iShares® Russell 2000 ETF	206,363
19,163,084	1/8/2018	Morgan Stanley & Co. International plc	0.74%	Russell 2000® Index	6,811,075
20,693,576					7,017,438	(7,017,438)	—	—
138,158,418	11/6/2017	Societe Generale	1.09%	Russell 2000® Index	5,097,176	(5,039,111)	(58,065)	—

18,912,452	11/6/2018	UBS AG	0.99%	Russell 2000® Index	1,642,155	—	(1,620,000)	22,155

$274,709,377					$40,150,358

(1)             The Fund’s Swap Agreements are not accounted for as hedging instruments under ASC 815.

(2)             Reflects the floating financing rate, as of May 31, 2017, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions.

(3)             The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or “net” these amounts on its Statements of Assets and Liabilities.

(4)             Represents the “uncollateralized” amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum “thresholds” that would need to be exceeded prior to the movement of collateral.  To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

See accompanying notes to the financial statements.

Ultra Financials

Schedule of Portfolio Investments

May 31, 2017

Investments	Shares		Value ($)
COMMON STOCKS(a) - 84.0%
Banks - 26.2%
Associated Banc-Corp.	21,585		514,802
BancorpSouth, Inc.	12,128		348,074
Bank of America Corp.	1,425,436		31,944,021
Bank of Hawaii Corp.	6,063		471,277
Bank of the Ozarks, Inc.	12,963		572,965
BankUnited, Inc.	14,807		491,000
BB&T Corp.	114,943		4,787,376
BOK Financial Corp.	2,973		239,416
Cathay General Bancorp	10,642		377,791
CIT Group, Inc.	28,730		1,294,286
Citigroup, Inc.	393,957		23,850,157
Citizens Financial Group, Inc.	72,388		2,468,431
Comerica, Inc.	25,005		1,714,343
Commerce Bancshares, Inc.	12,426		665,164
Cullen/Frost Bankers, Inc.	8,068		739,513
East West Bancorp, Inc.	20,499		1,121,910
Fifth Third Bancorp	106,708		2,533,248
First Financial Bankshares, Inc.	9,402		359,626
First Horizon National Corp.	33,226		562,848
First Republic Bank	21,926		2,019,385
FNB Corp.	45,565		601,458
Fulton Financial Corp.	24,754		433,195
Glacier Bancorp, Inc.	10,881		351,021
Hancock Holding Co.	11,980		553,476
Huntington Bancshares, Inc.	154,398		1,936,151
IBERIABANK Corp.	7,238		558,774
International Bancshares Corp.	8,257		273,719
Investors Bancorp, Inc.	43,977		581,816
JPMorgan Chase & Co.	507,884		41,722,670
KeyCorp	152,486		2,663,930
M&T Bank Corp.	21,921		3,429,979
MB Financial, Inc.	10,119		416,700
PacWest Bancorp	17,044		795,443
People’s United Financial, Inc.	48,838		809,246
PNC Financial Services Group, Inc. (The)	69,125		8,205,137
Popular, Inc.	14,756		548,923
PrivateBancorp, Inc.	11,379		678,075
Prosperity Bancshares, Inc.	9,879		618,820
Regions Financial Corp.	171,371		2,371,775
Signature Bank*	7,633		1,091,672
SunTrust Banks, Inc.	69,872		3,729,069
SVB Financial Group*	7,438		1,268,179
Synovus Financial Corp.	17,389		710,862
TCF Financial Corp.	24,287		365,762
Texas Capital Bancshares, Inc.*	7,041		516,809
Trustmark Corp.	9,624		292,666
UMB Financial Corp.	6,232		436,427
Umpqua Holdings Corp.	31,330		530,887
United Bankshares, Inc.	14,862		568,471
US Bancorp	226,421		11,522,565
Valley National Bancorp	37,514		423,158
Webster Financial Corp.	13,083		637,404
Wells Fargo & Co.	640,270		32,743,408
Western Alliance Bancorp*	13,446		614,751
Wintrust Financial Corp.	7,914		544,167
Zions Bancorp	28,782		1,153,295
			201,775,493
Capital Markets - 11.8%
Affiliated Managers Group, Inc.	8,062		1,240,339
Ameriprise Financial, Inc.	21,905		2,645,905
Bank of New York Mellon Corp. (The)	147,512		6,950,765
BlackRock, Inc.	17,302		7,080,671
CBOE Holdings, Inc.	13,043		1,126,524
Charles Schwab Corp. (The)	172,731		6,693,326
CME Group, Inc.	48,293		5,664,286
Donnelley Financial Solutions, Inc.*	3,709		84,491
E*TRADE Financial Corp.*	39,055		1,351,694
Eaton Vance Corp.	16,319		759,976
FactSet Research Systems, Inc.	5,626		932,172
Federated Investors, Inc., Class B	13,159		349,503
Financial Engines, Inc.	8,139		308,468
Franklin Resources, Inc.	49,032		2,049,047
Goldman Sachs Group, Inc. (The)	52,679		11,128,966
Intercontinental Exchange, Inc.	84,697		5,097,912
Invesco Ltd.	57,381		1,818,978
JANUS HENDERSON GROUP plc*	25,646		802,218
Lazard Ltd., Class A	18,451		821,070
Legg Mason, Inc.	12,332		454,681
LPL Financial Holdings, Inc.	11,282		439,208
MarketAxess Holdings, Inc.	5,350		1,019,603
Moody’s Corp.	23,602		2,795,657
Morgan Stanley	204,314		8,528,066
MSCI, Inc.	12,874		1,309,672
Nasdaq, Inc.	16,359		1,106,686
Northern Trust Corp.	30,579		2,673,828
Raymond James Financial, Inc.	18,183		1,314,085
S&P Global, Inc.	36,741		5,246,982
SEI Investments Co.	19,011		952,261
State Street Corp.	51,048		4,158,370
Stifel Financial Corp.*	9,690		413,085
T Rowe Price Group, Inc.	34,610		2,437,928
TD Ameritrade Holding Corp.	34,523		1,289,779
Waddell & Reed Financial, Inc., Class A	11,983		200,595
			91,246,797
Consumer Finance - 2.9%
Ally Financial, Inc.	67,055		1,243,200
American Express Co.	107,645		8,282,206
Capital One Financial Corp.	68,341		5,256,790
Discover Financial Services	54,818		3,217,817
LendingClub Corp.*	45,411		249,760
Navient Corp.	41,378		597,084
PRA Group, Inc.*	6,589		229,297
SLM Corp.*	61,012		633,915
Synchrony Financial	109,519		2,940,585
			22,650,654
Diversified Financial Services - 5.9%
Berkshire Hathaway, Inc., Class B*	270,053		44,634,359
Voya Financial, Inc.	26,936		920,673
			45,555,032
Equity Real Estate Investment Trusts (REITs) - 16.9%
Acadia Realty Trust	12,044		326,995
Alexandria Real Estate Equities, Inc.	12,637		1,474,485
American Campus Communities, Inc.	18,952		899,462
American Homes 4 Rent, Class A	33,132		744,476
American Tower Corp.	60,741		7,968,612
Apartment Investment & Management Co., Class A	22,326		958,232
Apple Hospitality REIT, Inc.	22,232		416,183
AvalonBay Communities, Inc.	19,527		3,734,343
Boston Properties, Inc.	21,873		2,653,632
Brandywine Realty Trust	24,903		434,059
Brixmor Property Group, Inc.	37,212		671,304
Camden Property Trust	12,445		1,036,793
Care Capital Properties, Inc.	11,951		314,192
CBL & Associates Properties, Inc.	24,285		186,752
Colony NorthStar, Inc., Class A	78,866		1,114,374
Colony Starwood Homes	—	(b)	14
Columbia Property Trust, Inc.	17,412		376,099
CoreCivic, Inc.	16,731		481,016
CoreSite Realty Corp.	4,824		507,871
Corporate Office Properties Trust	14,030		473,232
Cousins Properties, Inc.	59,486		509,200
Crown Castle International Corp.	51,264		5,210,986
CubeSmart	25,618		639,425
CyrusOne, Inc.	11,117		625,442
DCT Industrial Trust, Inc.	13,067		688,762
DDR Corp.	43,779		375,624

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
DiamondRock Hospitality Co.	28,466	315,688
Digital Realty Trust, Inc.	22,646	2,676,531
Douglas Emmett, Inc.	20,679	784,975
Duke Realty Corp.	50,556	1,449,441
DuPont Fabros Technology, Inc.	11,019	601,968
EastGroup Properties, Inc.	4,737	385,781
Education Realty Trust, Inc.	10,402	398,501
EPR Properties	9,109	645,919
Equinix, Inc.	11,049	4,872,719
Equity Commonwealth*	17,640	548,957
Equity LifeStyle Properties, Inc.	11,597	978,787
Equity Residential	52,196	3,397,438
Essex Property Trust, Inc.	9,320	2,394,494
Extra Space Storage, Inc.	17,903	1,386,945
Federal Realty Investment Trust	10,252	1,258,330
First Industrial Realty Trust, Inc.	16,675	481,574
Forest City Realty Trust, Inc., Class A	30,760	700,405
Four Corners Property Trust, Inc.	8,514	209,615
Gaming and Leisure Properties, Inc.	27,768	1,019,363
GEO Group, Inc. (The)	17,470	523,037
GGP, Inc.	83,046	1,850,265
Gramercy Property Trust	21,402	632,429
HCP, Inc.	66,569	2,086,272
Healthcare Realty Trust, Inc.	16,556	550,653
Healthcare Trust of America, Inc., Class A	27,206	834,952
Highwoods Properties, Inc.	14,456	728,582
Hospitality Properties Trust	23,357	675,484
Host Hotels & Resorts, Inc.	105,111	1,890,947
Hudson Pacific Properties, Inc.	22,007	720,949
Iron Mountain, Inc.	34,873	1,217,765
Kilroy Realty Corp.	13,902	1,017,904
Kimco Realty Corp.	60,519	1,061,503
Kite Realty Group Trust	11,879	213,466
Lamar Advertising Co., Class A	11,776	824,438
LaSalle Hotel Properties	16,075	457,334
Lexington Realty Trust	30,759	295,594
Liberty Property Trust	20,900	858,781
Life Storage, Inc.	6,610	495,089
Macerich Co. (The)	17,188	986,763
Mack-Cali Realty Corp.	12,775	339,943
Medical Properties Trust, Inc.	50,964	659,984
Mid-America Apartment Communities, Inc.	16,146	1,645,884
National Health Investors, Inc.	5,666	427,896
National Retail Properties, Inc.	20,935	803,276
Omega Healthcare Investors, Inc.	27,974	876,146
Outfront Media, Inc.	19,688	449,871
Paramount Group, Inc.	25,910	399,532
Park Hotels & Resorts, Inc.	17,665	454,697
Parkway, Inc.	6,075	121,135
Pebblebrook Hotel Trust	10,254	317,054
Physicians Realty Trust	21,533	437,981
Piedmont Office Realty Trust, Inc., Class A	20,663	437,849
Potlatch Corp.	5,765	263,749
Prologis, Inc.	75,266	4,180,274
Public Storage	21,233	4,572,527
Quality Care Properties, Inc.*	13,308	225,171
Rayonier, Inc.	17,482	491,069
Realty Income Corp.	38,548	2,117,442
Regency Centers Corp.	20,763	1,263,664
Retail Properties of America, Inc., Class A	33,676	414,215
RLJ Lodging Trust	17,720	360,602
Ryman Hospitality Properties, Inc.	7,252	467,101
SBA Communications Corp.*	17,367	2,399,772
Senior Housing Properties Trust	33,776	714,025
Simon Property Group, Inc.	45,475	7,014,519
SL Green Realty Corp.	14,301	1,444,830
Spirit Realty Capital, Inc.	68,756	497,106
STORE Capital Corp.	24,183	492,850
Sun Communities, Inc.	9,511	819,278
Sunstone Hotel Investors, Inc.	31,291	488,452
Tanger Factory Outlet Centers, Inc.	13,687	356,683
Taubman Centers, Inc.	8,604	526,135
UDR, Inc.	37,999	1,467,141
Uniti Group, Inc.	22,109	552,946
Urban Edge Properties	14,056	335,095
Ventas, Inc.	50,423	3,352,625
VEREIT, Inc.	138,514	1,145,511
Vornado Realty Trust	24,476	2,256,687
Washington Prime Group, Inc.	26,353	201,073
Washington REIT	10,623	343,229
Weingarten Realty Investors	16,754	504,128
Welltower, Inc.	51,551	3,739,510
Weyerhaeuser Co.	106,497	3,510,141
WP Carey, Inc.	15,112	985,756
Xenia Hotels & Resorts, Inc.	15,199	272,062
		130,397,819
Insurance - 13.0%
Aflac, Inc.	57,077	4,302,464
Alleghany Corp.*	2,195	1,289,211
Allied World Assurance Co. Holdings AG	12,389	651,290
Allstate Corp. (The)	51,916	4,482,427
American Financial Group, Inc.	10,393	1,037,741
American International Group, Inc.	125,051	7,956,995
AmTrust Financial Services, Inc.	15,269	200,635
Aon plc	37,338	4,887,918
Arch Capital Group Ltd.*	17,445	1,696,526
Arthur J Gallagher & Co.	25,397	1,440,772
Aspen Insurance Holdings Ltd.	8,508	432,206
Assurant, Inc.	7,911	775,120
Assured Guaranty Ltd.	17,312	676,207
Axis Capital Holdings Ltd.	12,576	824,734
Brown & Brown, Inc.	16,321	708,821
Chubb Ltd.	66,228	9,483,187
Cincinnati Financial Corp.	21,313	1,493,615
CNO Financial Group, Inc.	24,711	506,328
Erie Indemnity Co., Class A	2,627	309,382
Everest Re Group Ltd.	5,814	1,480,535
First American Financial Corp.	15,636	680,479
FNF Group	38,668	1,647,643
Genworth Financial, Inc., Class A*	70,869	259,381
Hanover Insurance Group, Inc. (The)	6,049	504,426
Hartford Financial Services Group, Inc. (The)	53,163	2,625,721
Kemper Corp.	6,929	264,341
Lincoln National Corp.	32,022	2,080,790
Loews Corp.	39,249	1,850,983
Markel Corp.*	1,989	1,943,750
Marsh & McLennan Cos., Inc.	73,227	5,679,486
Mercury General Corp.	5,188	290,528
MetLife, Inc.	154,593	7,820,860
Old Republic International Corp.	34,753	687,414
Primerica, Inc.	6,498	469,156
Principal Financial Group, Inc.	38,014	2,391,461
ProAssurance Corp.	7,565	450,496
Progressive Corp. (The)	82,582	3,503,954
Prudential Financial, Inc.	61,140	6,410,529
Reinsurance Group of America, Inc.	9,148	1,139,017
RenaissanceRe Holdings Ltd.	5,822	831,731
RLI Corp.	5,439	302,082
Torchmark Corp.	15,572	1,175,686
Travelers Cos., Inc. (The)	39,767	4,964,910
Unum Group	32,593	1,466,033
Validus Holdings Ltd.	11,284	602,566
White Mountains Insurance Group Ltd.	649	558,192
Willis Towers Watson plc	18,114	2,656,056
WR Berkley Corp.	13,788	951,234
XL Group Ltd.	37,675	1,646,021
		100,491,040

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
IT Services - 5.6%
Mastercard, Inc., Class A	133,961	16,461,128
Visa, Inc., Class A	264,185	25,158,337
Western Union Co. (The)	68,378	1,300,550
		42,920,015
Mortgage Real Estate Investment Trusts (REITs) - 0.9%
AGNC Investment Corp.	50,554	1,051,018
Annaly Capital Management, Inc.	144,869	1,735,531
ARMOUR Residential REIT, Inc.	2	52
Blackstone Mortgage Trust, Inc., Class A	13,482	418,616
Chimera Investment Corp.	25,358	471,659
CYS Investments, Inc.	21,532	181,515
Invesco Mortgage Capital, Inc.	15,866	256,077
MFA Financial, Inc.	55,925	465,296
New Residential Investment Corp.	43,699	703,117
Starwood Property Trust, Inc.	36,866	811,789
Two Harbors Investment Corp.	49,428	493,291
		6,587,961
Real Estate Management & Development - 0.5%
Alexander & Baldwin, Inc.	6,560	262,531
CBRE Group, Inc., Class A*	42,751	1,491,155
Howard Hughes Corp. (The)*	5,134	657,974
Jones Lang LaSalle, Inc.	6,434	742,934
Realogy Holdings Corp.	20,280	617,729
RMR Group, Inc. (The), Class A	1	49
St Joe Co. (The)*	10,571	186,578
		3,958,950
Thrifts & Mortgage Finance - 0.3%
Capitol Federal Financial, Inc.	18,049	249,437
MGIC Investment Corp.*	52,688	557,439
New York Community Bancorp, Inc.	69,453	897,333
Radian Group, Inc.	33,082	531,297
Washington Federal, Inc.	12,693	405,541
		2,641,047
TOTAL COMMON STOCKS (Cost $540,892,336)		648,224,808

	Principal Amount ($)
SHORT-TERM INVESTMENT(a) - 4.1%
REPURCHASE AGREEMENT(c) - 4.1%
Repurchase Agreements with various counterparties, rates 0.60% - 0.81%, dated 5/31/2017, due 6/1/2017, total to be received $31,656,824 (Cost $31,656,126)	31,656,126	31,656,126

Total Investments - 88.1% (Cost $572,548,462)		679,880,934
Other Assets Less Liabilities - 11.9%		91,583,741
Net assets - 100.0%		771,464,675

*                      Non-income producing security.

(a)              All or a portion of this security is segregated in connection with obligations for swaps with a total value of $196,800,105.

(b)              Amount represents less than one share.

(c)               The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See “Repurchase Agreements” under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subjected to repurchase.

As of May 31, 2017, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$125,090,888
Aggregate gross unrealized depreciation	(18,823,563)
Net unrealized appreciation	$106,267,325
Federal income tax cost of investments	$573,613,609

See accompanying notes to the financial statements.

Swap Agreements(1)

Ultra Financials had the following open swap agreements as of May 31, 2017:

Notional Amount at Value	Termination Date	Counterparty	Rate Paid (Received)(2)	Underlying Instrument	Unrealized Appreciation/ (Depreciation)(3)	Financial Instruments for the Benefit of (the Fund)/ the Counterparty	Cash Collateral for the Benefit of (the Fund)/ the Counterparty	Net Amount(4)
$77,350,360	11/6/2017	Bank of America NA	0.93%	iShares® U.S. Financials ETF	$22,239,702
302,609,514	11/6/2017	Bank of America NA	1.24%	Dow Jones U.S. FinancialsSM Index	53,069,310
379,959,874					75,309,012	$(75,309,012)	$—	$—
48,663,262	11/6/2017	Citibank NA	1.65%	Dow Jones U.S. FinancialsSM Index	6,279,211	(6,273,774)	(5,437)	—

18,487,524	11/6/2017	Credit Suisse International	1.44%	Dow Jones U.S. FinancialsSM Index	2,635,709	—	(2,635,709)	—

26,685,718	1/8/2018	Goldman Sachs International	1.45%	Dow Jones U.S. FinancialsSM Index	8,459,562	(8,459,562)	—	—

25,545,799	11/6/2017	Morgan Stanley & Co. International plc	1.39%	Dow Jones U.S. FinancialsSM Index	4,277,806
77,142,223	11/6/2017	Morgan Stanley & Co. International plc	1.24%	iShares® U.S. Financials ETF	6,378,695
102,688,022					10,656,501	(10,656,501)	—	—
134,720,446	11/6/2017	Societe Generale	1.49%	Dow Jones U.S. FinancialsSM Index	10,377,007	(10,377,007)	—	—

183,391,327	11/6/2017	UBS AG	1.44%	Dow Jones U.S. FinancialsSM Index	(24,725,323)	21,464,747	3,260,576	—
$894,596,173					$88,991,679

(1)	The Fund’s Swap Agreements are not accounted for as hedging instruments under ASC 815.
(2)	Reflects the floating financing rate, as of May 31, 2017, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions.
(3)

The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or “net” these amounts on its Statements of Assets and Liabilities.

(4)

Represents the “uncollateralized” amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum “thresholds” that would need to be exceeded prior to the movement of collateral.  To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

See accompanying notes to the financial statements.

Ultra Industrials

Schedule of Portfolio Investments

May 31, 2017

Investments	Shares	Value ($)
COMMON STOCKS(a) - 64.3%
Aerospace & Defense - 11.7%
Arconic, Inc.	2,017	55,407
Boeing Co. (The)	2,609	489,527
BWX Technologies, Inc.	454	22,064
Curtiss-Wright Corp.	204	18,366
DigitalGlobe, Inc.*	285	8,878
Esterline Technologies Corp.*	136	13,253
General Dynamics Corp.	1,302	264,631
HEICO Corp.	120	8,887
HEICO Corp., Class A	205	12,827
Hexcel Corp.	419	21,549
Huntington Ingalls Industries, Inc.	210	41,120
KLX, Inc.*	240	11,614
L3 Technologies, Inc.	355	59,849
Lockheed Martin Corp.	1,144	321,613
Moog, Inc., Class A*	148	10,366
Northrop Grumman Corp.	799	207,117
Orbital ATK, Inc.	264	26,838
Raytheon Co.	1,340	219,773
Rockwell Collins, Inc.	744	81,094
Spirit AeroSystems Holdings, Inc., Class A	557	30,351
Teledyne Technologies, Inc.*	160	21,042
Textron, Inc.	1,236	59,081
TransDigm Group, Inc.	228	61,122
Triumph Group, Inc.	228	7,433
United Technologies Corp.	3,431	416,112
		2,489,914
Air Freight & Logistics - 3.1%
CH Robinson Worldwide, Inc.	648	43,423
Expeditors International of Washington, Inc.	824	43,985
FedEx Corp.	1,123	217,682
Hub Group, Inc., Class A*	153	5,485
United Parcel Service, Inc., Class B	3,155	334,335
XPO Logistics, Inc.*	371	19,515
		664,425
Building Products - 2.0%
Allegion plc	437	34,361
AO Smith Corp.	675	37,037
Armstrong World Industries, Inc.*	228	9,496
Fortune Brands Home & Security, Inc.	701	44,233
Johnson Controls International plc	4,298	179,485
Lennox International, Inc.	177	31,347
Masco Corp.	1,467	54,646
Owens Corning	514	32,074
USG Corp.*	414	11,774
		434,453
Chemicals - 0.8%
Sherwin-Williams Co. (The)	372	123,418
Valspar Corp. (The)	335	37,852
		161,270
Commercial Services & Supplies - 1.7%
Cintas Corp.	395	49,723
Clean Harbors, Inc.*	240	14,018
Covanta Holding Corp.	598	8,821
Deluxe Corp.	222	15,132
LSC Communications, Inc.	149	3,169
MSA Safety, Inc.	143	11,597
Republic Services, Inc.	1,056	67,172
RR Donnelley & Sons Co.	319	3,802
Stericycle, Inc.*	389	31,809
Tetra Tech, Inc.	262	12,039
Waste Management, Inc.	1,852	135,029
		352,311
Construction & Engineering - 0.7%
AECOM*	711	22,830
Chicago Bridge & Iron Co. NV	458	8,665
EMCOR Group, Inc.	273	17,204
Fluor Corp.	639	28,666
Jacobs Engineering Group, Inc.	554	29,041
KBR, Inc.	654	8,914
Quanta Services, Inc.*	692	21,217
Valmont Industries, Inc.	102	14,933
		151,470
Construction Materials - 0.8%
Eagle Materials, Inc.	221	20,840
Martin Marietta Materials, Inc.	288	64,541
Vulcan Materials Co.	606	75,538
		160,919
Containers & Packaging - 2.5%
AptarGroup, Inc.	286	24,313
Avery Dennison Corp.	409	34,462
Ball Corp.	1,604	65,604
Bemis Co., Inc.	424	18,928
Berry Global Group, Inc.*	586	33,982
Crown Holdings, Inc.*	639	36,896
Graphic Packaging Holding Co.	1,428	19,292
International Paper Co.	1,883	99,573
Owens-Illinois, Inc.*	743	16,770
Packaging Corp. of America	432	44,133
Sealed Air Corp.	886	39,356
Silgan Holdings, Inc.	342	10,879
Sonoco Products Co.	454	23,022
WestRock Co.	1,146	62,365
		529,575
Electrical Equipment - 2.9%
Acuity Brands, Inc.	201	32,745
AMETEK, Inc.	1,050	64,071
Eaton Corp. plc	2,059	159,325
Emerson Electric Co.	2,953	174,581
EnerSys	200	14,812
Generac Holdings, Inc.*	288	9,979
Hubbell, Inc.	237	27,471
Regal Beloit Corp.	205	16,236
Rockwell Automation, Inc.	590	93,645
Sensata Technologies Holding NV*	783	31,657
		624,522
Electronic Equipment, Instruments & Components - 2.9%
Amphenol Corp., Class A	1,410	105,186
Anixter International, Inc.*	131	9,891
Arrow Electronics, Inc.*	407	30,765
Avnet, Inc.	589	21,605
Belden, Inc.	193	13,703
Cognex Corp.	395	36,146
FLIR Systems, Inc.	624	23,643
IPG Photonics Corp.*	171	23,776
Itron, Inc.*	152	10,283
Jabil Circuit, Inc.	834	24,953
Keysight Technologies, Inc.*	838	32,380
Littelfuse, Inc.	103	16,681
National Instruments Corp.	486	18,541
TE Connectivity Ltd.	1,626	128,210
Trimble, Inc.*	1,156	41,662
Universal Display Corp.	204	23,134
VeriFone Systems, Inc.*	512	9,364
Vishay Intertechnology, Inc.	613	10,023
Zebra Technologies Corp., Class A*	242	25,250
		605,196
Industrial Conglomerates - 10.6%
3M Co.	2,730	558,203
Carlisle Cos., Inc.	296	29,994
General Electric Co.	39,948	1,093,776
Honeywell International, Inc.	3,486	463,603
Roper Technologies, Inc.	466	105,875
		2,251,451

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
Internet Software & Services - 0.2%
CoStar Group, Inc.*	150	39,235

IT Services - 7.9%
Accenture plc, Class A	2,852	354,989
Alliance Data Systems Corp.	257	61,970
Automatic Data Processing, Inc.	2,055	210,370
Booz Allen Hamilton Holding Corp.	687	27,095
Broadridge Financial Solutions, Inc.	541	41,057
Conduent, Inc.*	780	12,800
Convergys Corp.	433	10,526
CoreLogic, Inc.*	386	16,714
Euronet Worldwide, Inc.*	238	20,761
Fidelity National Information Services, Inc.	1,506	129,320
First Data Corp., Class A*	866	14,835
Fiserv, Inc.*	982	123,025
FleetCor Technologies, Inc.*	424	61,179
Genpact Ltd.	620	16,938
Global Payments, Inc.	698	63,944
Jack Henry & Associates, Inc.	356	37,811
MAXIMUS, Inc.	298	18,500
NeuStar, Inc., Class A*	252	8,354
Paychex, Inc.	1,462	86,594
PayPal Holdings, Inc.*	5,143	268,516
Sabre Corp.	940	21,084
Total System Services, Inc.	757	45,079
WEX, Inc.*	176	17,980
		1,669,441
Life Sciences Tools & Services - 0.9%
Agilent Technologies, Inc.	1,475	89,002
Mettler-Toledo International, Inc.*	119	69,354
PerkinElmer, Inc.	502	31,656
		190,012
Machinery - 8.4%
Actuant Corp., Class A	271	7,032
AGCO Corp.	306	19,593
Allison Transmission Holdings, Inc.	696	26,949
Caterpillar, Inc.	2,686	283,185
Colfax Corp.*	450	18,252
Crane Co.	229	17,766
Cummins, Inc.	708	111,652
Deere & Co.	1,341	164,219
Donaldson Co., Inc.	605	29,016
Dover Corp.	712	58,776
Flowserve Corp.	598	29,003
Fortive Corp.	1,379	86,118
Graco, Inc.	257	28,237
Hillenbrand, Inc.	291	10,389
IDEX Corp.	349	37,856
Illinois Tool Works, Inc.	1,429	201,803
Ingersoll-Rand plc	1,188	106,445
ITT, Inc.	405	15,394
Kennametal, Inc.	367	14,118
Lincoln Electric Holdings, Inc.	283	25,294
Mueller Industries, Inc.	264	7,466
Nordson Corp.	245	28,391
Oshkosh Corp.	342	21,587
PACCAR, Inc.	1,606	101,114
Parker-Hannifin Corp.	610	96,057
Pentair plc	765	50,658
Terex Corp.	447	14,653
Timken Co. (The)	319	14,722
Toro Co. (The)	495	33,902
Trinity Industries, Inc.	698	17,813
Wabtec Corp.	396	32,373
Welbilt, Inc.*	634	12,262
Woodward, Inc.	253	17,234
Xylem, Inc.	822	42,859
		1,782,188
Marine - 0.1%
Kirby Corp.*	247	16,364

Multi-Utilities - 0.1%
MDU Resources Group, Inc.	894	24,344

Paper & Forest Products - 0.1%
Louisiana-Pacific Corp.*	660	14,705

Professional Services - 1.0%
Advisory Board Co. (The)*	184	9,513
Equifax, Inc.	550	75,240
FTI Consulting, Inc.*	189	6,526
ManpowerGroup, Inc.	309	31,478
Robert Half International, Inc.	585	27,197
Verisk Analytics, Inc.*	708	57,270
		207,224
Road & Rail - 4.5%
CSX Corp.	4,242	229,789
Genesee & Wyoming, Inc., Class A*	280	18,340
JB Hunt Transport Services, Inc.	397	33,896
Kansas City Southern	488	46,457
Landstar System, Inc.	191	15,958
Norfolk Southern Corp.	1,331	165,084
Old Dominion Freight Line, Inc.	316	28,225
Ryder System, Inc.	245	16,273
Union Pacific Corp.	3,726	410,978
		965,000
Trading Companies & Distributors - 1.3%
Air Lease Corp.	438	16,171
Applied Industrial Technologies, Inc.	179	11,053
Fastenal Co.	1,324	57,157
GATX Corp.	181	10,766
HD Supply Holdings, Inc.*	921	37,162
MRC Global, Inc.*	433	7,815
MSC Industrial Direct Co., Inc., Class A	205	17,208
NOW, Inc.*	493	8,139
United Rentals, Inc.*	385	41,861
Watsco, Inc.	140	19,757
WESCO International, Inc.*	191	11,680
WW Grainger, Inc.	249	42,898
		281,667
Transportation Infrastructure - 0.1%
Macquarie Infrastructure Corp.	347	27,031
TOTAL COMMON STOCKS (Cost $13,301,397)		13,642,717

	Principal Amount ($)
SHORT-TERM INVESTMENT(a) - 7.9%
REPURCHASE AGREEMENT(b) - 7.9%
Repurchase Agreements with various counterparties, rates 0.60% - 0.81%, dated 5/31/2017, due 6/1/2017, total to be received $1,688,501 (Cost $1,688,463)	1,688,463	1,688,463

Total Investments - 72.2% (Cost $14,989,860)		15,331,180
Other Assets Less Liabilities - 27.8%		5,910,325
Net assets - 100.0%		21,241,505

*	Non-income producing security.
(a)	All or a portion of this security is segregated in connection with obligations for swaps with a total value of $9,684,737.

See accompanying notes to the financial statements.

(b)

The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See “Repurchase Agreements” under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subjected to repurchase.

As of May 31, 2017, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$917,950
Aggregate gross unrealized depreciation	(591,876)
Net unrealized appreciation	$326,074
Federal income tax cost of investments	$15,005,106

Swap Agreements(1)

Ultra Industrials had the following open swap agreements as of May 31, 2017:

Notional Amount at Value	Termination Date	Counterparty	Rate Paid (Received)(2)	Underlying Instrument	Unrealized Appreciation(3)	Financial Instruments for the Benefit of (the Fund)/ the Counterparty	Cash Collateral for the Benefit of (the Fund)/ the Counterparty	Net Amount(4)
$1,441,975	1/8/2018	Bank of America NA	1.19%	Dow Jones U.S. IndustrialsSM Index	$334,403
5,132,318	11/6/2018	Bank of America NA	0.88%	iShares® U.S. Industrials ETF	445,446
6,574,293					779,849	$(616,002)	$—	$163,847
559,859	11/6/2018	Citibank NA	1.25%	Dow Jones U.S. IndustrialsSM Index	79,210	—	—	79,210

1,589,474	1/8/2018	Credit Suisse International	1.29%	Dow Jones U.S. IndustrialsSM Index	976,967	—	(880,588)	96,379

13,203,475	11/6/2017	Goldman Sachs International	1.45%	Dow Jones U.S. IndustrialsSM Index	2,011,958	(1,912,124)	—	99,834

369,999	11/6/2017	Morgan Stanley & Co. International plc	1.29%	Dow Jones U.S. IndustrialsSM Index	158,615
3,494,587	11/6/2018	Morgan Stanley & Co. International plc	1.24%	iShares® U.S. Industrials ETF	482,354
3,864,586					640,969	(564,083)	—	76,886
578,092	1/8/2018	Societe Generale	1.39%	Dow Jones U.S. IndustrialsSM Index	391,002	—	(280,000)	111,002

2,488,153	11/6/2017	UBS AG	1.34%	Dow Jones U.S. IndustrialsSM Index	409,972	—	(270,000)	139,972
$28,857,932					$5,289,927

(1)	The Fund’s Swap Agreements are not accounted for as hedging instruments under ASC 815.
(2)	Reflects the floating financing rate, as of May 31, 2017, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions.
(3)

The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or “net” these amounts on its Statements of Assets and Liabilities.

(4)

Represents the “uncollateralized” amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum “thresholds” that would need to be exceeded prior to the movement of collateral.  To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

See accompanying notes to the financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of ProShares Trust and the Shareholders of each of the one hundred twenty four funds listed below

In our opinion, (1) with respect to the funds designated with the number “(1)”, the accompanying  statements of assets and liabilities, including the summary schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights (included in Item 1 of this Form N-CSR) and the schedules of portfolio investments (included in Item 6 of this Form N-CSR), and (2) with respect to the funds designated with the number “(2)”, the accompanying  statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights (included in Item 1 of this Form N-CSR), present fairly, in all material respects, the financial position of the following one hundred twenty four funds included in the ProShares Trust

(2)(A)	Short S&P500®	(2)(A)	UltraShort MSCI Emerging Markets	(2)(A)	Ultra Utilities
(2)(A)	Short QQQ®	(2)(A)	UltraShort FTSE Europe	(2)(B)	UltraPro Nasdaq Biotechnology
(2)(A)	Short Dow30SM	(2)(A)	UltraShort MSCI Brazil Capped	(2)(A)	UltraPro Financial Select Sector
(2)(A)	Short MidCap400	(2)(A)	UltraShort FTSE China 50	(2)(A)	Ultra MSCI EAFE
(2)(A)	Short Russell2000	(2)(A)	UltraShort MSCI Japan	(2)(A)	Ultra MSCI Emerging Markets
(2)(A)	Short SmallCap600	(2)(A)	UltraShort MSCI Mexico Capped IMI	(2)(A)	Ultra FTSE Europe
(2)(A)	UltraShort S&P500®	(2)(A)	Short 7-10 Year Treasury	(2)(A)	Ultra MSCI Brazil Capped
(2)(A)	UltraShort QQQ®	(2)(A)	Short 20+ Year Treasury	(2)(A)	Ultra FTSE China 50
(2)(A)	UltraShort Dow30SM	(2)(A)	Short High Yield	(2)(A)	Ultra MSCI Japan
(2)(A)	UltraShort MidCap400	(2)(A)	UltraShort 3-7 Year Treasury	(2)(A)	Ultra MSCI Mexico Capped IMI
(2)(A)	UltraShort Russell2000	(2)(A)	UltraShort 7-10 Year Treasury	(2)(A)	Ultra 7-10 Year Treasury
(2)(A)	UltraShort SmallCap600	(2)(A)	UltraShort 20+ Year Treasury	(2)(A)	Ultra 20+ Year Treasury
(2)(A)	UltraPro Short S&P500®	(2)(A)	UltraShort TIPS	(2)(A)	Ultra High Yield
(2)(A)	UltraPro Short QQQ®	(2)(A)	UltraPro Short 20+ Year Treasury	(2)(A)	S&P 500 Dividend Aristocrats ETF
(2)(A)	UltraPro Short Dow30SM	(1)(A)	Ultra S&P500®	(2)(A)	S&P MidCap 400 Dividend Aristocrats ETF
(2)(A)	UltraPro Short MidCap400	(2)(A)	Ultra QQQ®	(2)(A)	Russell 2000 Dividend Growers ETF
(2)(A)	UltraPro Short Russell2000	(2)(A)	Ultra Dow30SM	(2)(A)	MSCI EAFE Dividend Growers ETF
(2)(A)	Short Basic Materials	(1)(A)	Ultra MidCap400	(2)(C)	MSCI Europe Dividend Growers ETF
(2)(A)	Short Financials	(1)(A)	Ultra Russell2000	(2)(D)	MSCI Emerging Markets Dividend Growers ETF
(2)(A)	Short Oil & Gas	(1)(A)	Ultra SmallCap600	(2)(A)	Morningstar Alternatives Solution ETF
(2)(A)	Short Real Estate	(1)(A)	UltraPro S&P500®	(2)(A)	DJ Brookfield Global Infrastructure ETF
(2)(A)	Short S&P Regional Banking	(2)(A)	UltraPro QQQ®	(2)(A)	Global Listed Private Equity ETF
(2)(A)	UltraShort Basic Materials	(2)(A)	UltraPro Dow30SM	(1)(A)	Large Cap Core Plus
(2)(A)	UltraShort Nasdaq Biotechnology	(1)(A)	UltraPro MidCap400	(1)(E)	S&P 500 Ex-Energy ETF
(2)(A)	UltraShort Consumer Goods	(1)(A)	UltraPro Russell2000	(1)(E)	S&P 500 Ex-Financials ETF
(2)(A)	UltraShort Consumer Services	(2)(A)	Ultra Basic Materials	(1)(E)	S&P 500 Ex-Health Care ETF
(2)(A)	UltraShort Financials	(2)(A)	Ultra Nasdaq Biotechnology	(1)(E)	S&P 500 Ex-Technology ETF
(2)(A)	UltraShort Gold Miners	(2)(A)	Ultra Consumer Goods	(1)(F)	Hedged FTSE Europe ETF
(2)(A)	UltraShort Health Care	(2)(A)	Ultra Consumer Services	(1)(F)	Hedged FTSE Japan ETF
(2)(A)	UltraShort Industrials	(1)(A)	Ultra Financials	(2)(A)	High Yield-Interest Rate Hedged
(2)(A)	UltraShort Oil & Gas	(2)(A)	Ultra Gold Miners	(2)(A)	Investment Grade—Interest Rate Hedged
(2)(B)	UltraShort Oil & Gas Exploration & Production	(2)(A)	Ultra Junior Miners	(2)(A)	Short Term USD Emerging Markets Bond ETF
(2)(A)	UltraShort Real Estate	(2)(A)	Ultra Health Care	(2)(A)	USD Covered Bond
(2)(A)	UltraShort Semiconductors	(1)(A)	Ultra Industrials	(2)(A)	German Sovereign/Sub-Sovereign ETF
(2)(A)	UltraShort Technology	(2)(A)	Ultra Oil & Gas	(1)(A)	Hedge Replication ETF
(2)(A)	UltraShort Utilities	(2)(B)	Ultra Oil & Gas Exploration & Production	(2)(G)	Managed Futures Strategy ETF
(2)(B)	UltraPro Short Nasdaq Biotechnology	(2)(A)	Ultra Real Estate	(2)(A)	Merger ETF
(2)(A)	UltraPro Short Financial Select Sector	(2)(A)	Ultra S&P Regional Banking	(1)(A)	RAFI® Long/Short
(2)(A)	Short MSCI EAFE	(2)(A)	Ultra Semiconductors	(2)(H)	K-1 Free Crude Oil Strategy ETF
(2)(A)	Short MSCI Emerging Markets	(2)(A)	Ultra Technology	(2)(A)	Inflation Expectations ETF
(2)(A)	Short FTSE China 50	(2)(A)	Ultra Telecommunications	(2)(A)	CDS Short North American HY Credit ETF
(2)(A)	UltraShort MSCI EAFE

PricewaterhouseCoopers LLP, 100 East Pratt Street, Suite 1900, Baltimore, MD 21202-1096

T: (410) 783-7600, F: (410) 783-7680, www.pwc.com/us

(A)	Statement of changes in net assets is presented for each of the two years in the period ended May 31, 2017
(B)	Statement of changes in net assets is presented for the year ended May 31, 2017 and for the period June 22, 2015 (commencement of operations) through May 31, 2016
(C)	Statement of changes in net assets is presented for the year ended May 31, 2017 and for the period September 9, 2015 (commencement of operations) through May 31, 2016
(D)	Statement of changes in net assets is presented for the year ended May 31, 2017 and for the period January 25, 2016 (commencement of operations) through May 31, 2016
(E)	Statement of changes in net assets is presented for the year ended May 31, 2017 and for the period September 22, 2015 (commencement of operations) through May 31, 2016
(F)	Statement of changes in net assets is presented for the year ended May 31, 2017 and for the period June 23, 2015 (commencement of operations) through May 31, 2016
(G)	Statement of changes in net assets is presented for the year ended May 31, 2017 and for the period February 17, 2016 (commencement of operations) through May 31, 2016
(H)	Statement of changes in net assets is presented for the period September 26, 2016 (commencement of operations) through May 31, 2017

(collectively, the “Funds”) as of May 31, 2017, the results of each of their operations for the year then ended (or for K-1 Free Crude Oil Strategy ETF the period from September 26, 2016 (the commencement of operations) through May 31, 2017), the changes in each of their net assets for the respective periods described in (A) through (H) above, and the financial highlights for each of the periods presented therein, in conformity with accounting principles generally accepted in the United States of America.  These financial statements, financial highlights, and, with respect to the funds designated with the number (1), schedules of portfolio investments (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management.  Our responsibility is to express an opinion on these financial statements based on our audits.  We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  We believe that our audits, which included confirmation of securities as of May 31, 2017 by correspondence with the custodian and brokers, provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Baltimore, Maryland

July 28, 2017

2

(b)                              Securities Divested of in accordance with Section 13(c) of the Investment Company Act of 1940.

Not Applicable.

Item 7. Disclosure Of Proxy Voting Policies And Procedures For Closed-End Management Investment Companies.

Not Applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9. Purchase Of Equity Securities By Closed-End Management Investment Company And Affiliated Purchasers.

Not Applicable.

Item 10. Submission Of Matters To A Vote Of Security Holders.

The Registrant did not have in place procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls And Procedures.

(a)         The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)         There were no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal half year covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)                  The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(b)(1)                  Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(b)(2)                  Certification required by Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ProShares Trust

By:	/s/ Todd B. Johnson
Todd B. Johnson
President
July 25, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Todd B. Johnson
Todd B. Johnson
President
July 25, 2017

By:	/s/ Charles S. Todd
Charles Todd
Treasurer
July 25, 2017